UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number: 811-3618

METROPOLITAN SERIES FUND

(Exact name of registrant as specified in charter)

One Financial Center

Boston, MA 02111

(Address of principal executive offices)(Zip code)

(Name and Address of Agent for Service)	Copy to:

Michael P. Lawlor	David C. Mahaffey, Esq.
c/o MetLife Advisers, LLC One Financial Center Boston, MA 02111	Sullivan & Worcester LLP 1666 K Street, N.W. Washington, D.C. 20006

Registrant’s telephone number, including area code: 617-578-4036

Date of fiscal year end: December 31

Date of reporting period: January 1, 2013 through December 31, 2013

Item 1:	Report to Shareholders.

The following is a copy of the report transmitted to stockholders pursuant to Rule 30e-1 under the Investment Company Act of 1940 (the “Act”):

Metropolitan Series Fund

Baillie Gifford International Stock Portfolio

Managed by Baillie Gifford Overseas Limited

Portfolio Manager Commentary*

PERFORMANCE

For the one year period ended December 31, 2013, the Class A, B, and E shares of the Baillie Gifford International Stock Portfolio returned 15.54%, 15.14%, and 15.30%, respectively. The Portfolio’s benchmark, the MSCI All Country World ex-U.S. Index1, returned 15.29%.

MARKET ENVIRONMENT / CONDITIONS

2013 was a healthy year overall in international equity markets, however there was a notable division between the strength of developed markets, where economic growth now appears to be on a rather sounder footing, and the emerging markets, mostly affecting countries with large current account deficits, such as Turkey. This weakness in emerging markets is in part due to cyclical factors, slowing economic growth, but was compounded by a return of liquidity to developed markets, most notably following indications that the Federal Reserve would begin tapering quantitative easing. While the market remained fixated on the fallout from the exceptional monetary policy of recent years, it was these longer term factors that were key for the companies. As growth gathered momentum in the developed markets, many worried that there was inflationary potential associated with the expansion of central bank balance sheets over recent years. We have instead recently considered the potential for Japanese efforts to weaken the yen and continuing shale gas development to act as deflationary forces within the world economy. In an open global economy, it is possible that structural factors combine to trump monetary orthodoxy, just as China’s industrialisation was generally held to be a contributor to the low inflation environment of the 2000’s.

Wages, in real terms, have either worsened or failed to improve for some years for many workers in the developed markets and measures of inequality illustrate a widening gap between poor and rich. News stories about companies which pay the minimum wage actively encouraging their workers to seek government assistance to supplement their wages have raised public awareness of the issue. With governments looking to reduce welfare spending, subsidies destined for working people seem an obvious place to start and the campaign for a living wage seems to be gathering attention in political discourse. In Switzerland, an initiative to vote on a guaranteed basic income for all citizens has raised the required number of petitioners to be put to a national vote. Obviously, labor costs are of key importance to us as equity investors. Rising wages could have a significant effect on corporate earnings in the absence of accompanying productivity gains. On the other hand, increasing automation already threatens many low wage jobs and, with high unemployment, companies hold a strong hand in negotiations. Meanwhile, labour unrest appears to be increasing at many of those companies most associated with the minimum wage, minimum benefit model in developed markets while producers in China, particularly in the export focused Eastern provinces, who have relied on low wages as a competitive advantage are now struggling to remain globally competitive. Increased emphasis on productivity, through investment in automation or improved incentives, would seem to be the logical response and requires a quite different management mindset.

The energy supply backdrop is an area where we have seen significant change which has partially contributed to share price weakness in the sector along with weaker growth in emerging markets. The most immediate catalyst for change has been the rapid rise of shale gas as an alternative source of supply within the U.S. and the use of fracking technology is now spreading further. Both the U.K. and China, for example, have potentially significant gas reserves with the U.K. having doubled reserve estimates during the year. The ‘peak oil’ debate seems to have quietened while the effect on the geo-politics of oil supply which have dominated foreign policy in the Middle East for decades are unclear. Whilst this is the most notable change within fossil fuel markets and has the most bearing on current energy costs, it would be naive to underestimate the potential for upsets from alternative sources. Solar power costs are falling rapidly, while battery and energy storage technology is improving significantly.

PORTFOLIO REVIEW / PERIOD END POSITIONING

Due to the bottom-up nature of the Portfolio, the majority of relative performance was driven by stock selection. Specifically, in the first half of the year stock selection in the U.K. and Developed Asia hurt relative performance whilst stock selection in Continental Europe and Emerging Markets was most helpful over the period. The second half of the year largely reversed that stock selection effect as U.K. and Developed Asian stocks contributed most to performance along with stock selection in Emerging Markets continuing to add value. Indeed, despite the market returns for Emerging Markets being the weakest of the benchmark regions, over 2013 as a whole it was Emerging Market stocks that contributed most positively to the relative Portfolio performance.

Among the more significant detractors over the year were the stocks that the Portfolio holds in the Energy sector, despite an underweight position. To a large extent we would attribute this to the general sentiment towards the sector, particularly fears over growth in China and the Emerging Markets though we took the decision to sell China Shenhua Energy (China) as coal demand slowed and the advantage of its dedicated rail network appears to be under threat. The Materials sector benchmark returns were yet worse. However, there we were helped by a slight underweight and stock selection within that though copper giant Antofagasta (Chile) and diversified miner Rio Tinto (Australia) both detracted. The Portfolio also had one stock specific disappointment in the Energy sector, Kunlun Energy (China). The Chairman of the company became embroiled in a corruption investigation into the activities of parent PetroChina and we took the decision to sell. In addition to earlier sales of Brazilian national oil company Petrobras (Brazil) and Japanese oil company Inpex (Japan), this has taken us from a neutral to underweight position in the Energy sector. We have no significant directional view on the oil price but note that the rapid adoption of fracking technology has changed the supply and cost backdrop materially within the sector with consequent effects for individual companies’ competitive advantages within it. Other detractors within the Energy sector included Tullow Oil (U.K.) which had some drilling disappointments over the latter

MSF-1

Metropolitan Series Fund

Baillie Gifford International Stock Portfolio

Managed by Baillie Gifford Overseas Limited

Portfolio Manager Commentary*—(Continued)

part of the year. However, we still consider that the quality of Tullow’s acreage and its long-term drilling record make it stand out from exploration & production peers. We are also heartened by the company’s efforts to draw back from the more ambitious production projects and seek partners in exploiting the many fields that it is bringing on stream.

Several of the Portfolio’s Emerging Markets holdings were particularly hard hit during the so called ‘taper tantrum’ when early indications of the Federal Reserve’s intentions to scale back quantitative easing were announced. The accompanying withdrawal of liquidity from Emerging Markets was primarily concentrated amongst those countries with large current account deficits including Turkey and India. For this reason, returns from holdings such as Turkish hard discount super market BIM (Turkey), Garanti Bank (Turkey) and infrastructure bank IDFC (India) were particularly negative. On an operational basis however, we remain satisfied that the long term factors underpinning our initial investment remain intact in each specific case.

By far the most significant positive contributors to performance over the year were internet related companies, particularly within the Emerging Markets. The Portfolio’s holdings in Naspers (South Africa—internet and media conglomerate), Baidu (China – search engine), Naver Corp (South Korea—search and messaging portal) and MercadoLibre (Argentinia—e-commerce platform) were all among the positive contributors over 2013. This contribution comes against a backdrop of strong returns across internet based companies. With valuations in the sector looking rather generous, we have cut back several of the holdings to re-invest elsewhere.

At a regional level, the Portfolio has maintained a sustained underweight to Japan for some time. As a growth manager, we have struggled to find attractive holdings within a domestic market experiencing deflation and deleveraging whilst the past strength of the Yen and competition from China have made life difficult for Japan’s large exporters. Thanks to the advent of ‘Abenomics’, Japan was one of the strongest markets during 2013, however our underweight position did not hurt performance thanks to stock selection, most notably holding the internet mall operator Rakuten (Japan) along with Fast Retailing (Japan), owner of the fast expanding Uniqlo brand.

After a sustained period of no exposure to the Telecom sector, the Portfolio purchased two holdings during the year, China Mobile (China), the dominant Chinese network and SK Telecom (South Korea). Our overweight exposure to the Industrials sector also increased over 2013; we took a holding in chemical distributor Brenntag (Germany) where we believe that there is scope for the industry to consolidate further, improving returns. We also took a position in aero and marine engine company, Rolls-Royce (U.K.). The market for jet engines is an attractive duopoly with long contracts and high value servicing.

Jonathan Bates

Angus Franklin

Portfolio Managers

Baillie Gifford Overseas Limited

* This commentary may include statements that constitute “forward-looking statements” under the U.S. securities laws. Forward-looking statements include, among other things, projections, estimates, and information about possible or future results related to the Portfolio, market or regulatory developments. The views expressed above are not guarantees of future performance or economic results and involve certain risks, uncertainties and assumptions that could cause actual outcomes and results to differ materially from the views expressed herein. The views expressed above are subject to change at any time based upon economic, market, or other conditions and the subadvisory firm undertakes no obligation to update the views expressed herein. Any discussions of specific securities should not be considered a recommendation to buy or sell those securities. The views expressed above (including any forward-looking statement) may not be relied upon as investment advice or as an indication of the Portfolio’s trading intent. Information about the Portfolio’s holdings, asset allocation or country diversification is historical and is not an indication of future Portfolio composition, which may vary. Direct investment in any index is not possible. The performance of any index mentioned in this commentary has not been adjusted for ongoing management, distribution and operating expenses, and sales charges applicable to mutual fund investments. In addition, the returns do not reflect additional fees charged by separate accounts or variable insurance contracts that an investor in the Portfolio may pay. If these additional fees were reflected, performance would have been lower.

MSF-2

Metropolitan Series Fund

Baillie Gifford International Stock Portfolio

A $10,000 INVESTMENT COMPARED TO THE MSCI ALL COUNTRY WORLD EX-U.S. INDEX

AVERAGE ANNUAL RETURNS (%) (FOR THE YEAR ENDED DECEMBER 31, 2013)

	1 Year	5 Year	10 Year
Baillie Gifford International Stock Portfolio
Class A	15.54	7.70	3.80
Class B	15.14	7.41	3.53
Class E	15.30	7.54	3.64
MSCI All Country World ex-U.S. Index	15.29	12.81	7.57

1 The MSCI All Country World ex-U.S. Index is an unmanaged free float-adjusted market capitalization index that is designed to measure equity market performance in the global developed and emerging markets, excluding the U.S. The Index returns shown above were calculated with net dividends: they reflect the reinvestment of dividends after the deduction of the maximum possible withholding taxes.

Portfolio performance is calculated including reinvestment of all income and capital gain distributions. Performance numbers are net of all Portfolio expenses but do not include any insurance, sales, separate account or administrative charges of variable annuity or life insurance contracts or any additional expenses that participants may bear relating to the operations of their plans. If these charges were included, the returns would be lower. The performance of any index referenced above has not been adjusted for ongoing management, distribution and operating expenses, and sales charges applicable to mutual fund investments. Direct investment in any index is not possible. The performance of Class A shares, as set forth in the line graph above, will differ from that of other classes because of the difference in expenses paid by policyholders investing in the different share classes.

This information represents past performance and is not indicative of future results. Investment return and principal value may fluctuate so that shares, upon redemption, may be worth more or less than the original cost.

PORTFOLIO COMPOSITION AS OF DECEMBER 31, 2013

Top Holdings

% of Net Assets
Samsung Electronics Co., Ltd.	2.8
Nestle S.A.	2.7
Naspers, Ltd. - N Shares	2.7
Taiwan Semiconductor Manufacturing Co., Ltd.	2.4
Rio Tinto plc	2.4
Svenska Handelsbanken AB - A Shares	2.3
ARM Holdings plc	2.2
Kone Oyj - Class B	2.1
Atlas Copco AB - B Shares	2.0
British American Tobacco plc	1.8

Top Countries

% of Market Value of Total Investments
United Kingdom	20.0
Japan	9.6
Germany	6.7
South Korea	5.3
Sweden	5.1
Ireland	4.7
Switzerland	4.1
Finland	3.6
Denmark	3.4
France	3.2

MSF-3

Metropolitan Series Fund

Baillie Gifford International Stock Portfolio

Understanding Your Portfolio’s Expenses

Shareholder Expense Example

As a shareholder of the Portfolio, you incur ongoing costs, including management fees; distribution and service (12b-1) fees; and other Portfolio expenses. This example is intended to help you understand your ongoing costs (in dollars) (referred to as “expenses”) of investing in the Portfolio and compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period, July 1, 2013 through December 31, 2013.

Actual Expenses

The first line for each share class of the Portfolio in the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested in the particular share class of the Portfolio, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line for each share class of the Portfolio in the table below provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any fees or charges of your variable insurance product or any additional expenses that participants in certain eligible qualified plans may bear relating to the operations of their plan. Therefore, the second line for each share class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these other costs were included, your costs would have been higher.

Baillie Gifford International Stock Portfolio		Annualized Expense Ratio	Beginning Account Value July 1, 2013	Ending Account Value December 31, 2013	Expenses Paid During Period** July 1, 2013 to December 31, 2013
Class A(a)	Actual	0.76%	$1,000.00	$1,167.20	$4.15
	Hypothetical*	0.76%	$1,000.00	$1,021.37	$3.87

Class B(a)	Actual	1.03%	$1,000.00	$1,165.00	$5.62
	Hypothetical*	1.03%	$1,000.00	$1,020.01	$5.24

Class E(a)	Actual	0.91%	$1,000.00	$1,166.70	$4.97
	Hypothetical*	0.91%	$1,000.00	$1,020.62	$4.63

* Hypothetical assumes a rate of return of 5% per year before expenses.

** Expenses paid are equal to the Portfolio’s annualized expense ratio for the most recent six month period, as shown above, multiplied by the average account value over the period, multiplied by the number of days (184 days) in the most recent fiscal half-year, divided by 365 (to reflect the one-half year period).

(a) The annualized expense ratio shown reflects the impact of the management fee waiver as described in Note 6 of the Notes to Financial Statements.

MSF-4

Metropolitan Series Fund

Baillie Gifford International Stock Portfolio

Schedule of Investments as of December 31, 2013

Common Stocks—98.6% of Net Assets

Security Description	Shares	Value

Argentina—1.2%
MercadoLibre, Inc. (a)	241,338	$26,013,823

Australia—3.0%
Brambles, Ltd.	2,699,158	22,060,730
Cochlear, Ltd. (a)	254,010	13,367,661
Treasury Wine Estates, Ltd.	2,934,567	12,633,590
Woolworths, Ltd.	545,520	16,492,664

		64,554,645

Brazil—1.4%
Embraer S.A. (ADR)	596,376	19,191,380
Itau Unibanco Holding S.A. (ADR)	745,490	10,116,299

		29,307,679

Canada—2.6%
Cenovus Energy, Inc.	318,499	9,114,963
Fairfax Financial Holdings, Ltd.	75,060	29,968,178
Ritchie Bros. Auctioneers, Inc. (a)	509,626	11,685,724
Westport Innovations, Inc. (b)	302,851	5,927,298

		56,696,163

China—2.7%
Baidu, Inc. (ADR) (b)	171,400	30,488,632
Sun Art Retail Group, Ltd. (a)	6,227,000	8,761,800
Want Want China Holdings, Ltd. (a)	12,275,626	17,787,129

		57,037,561

Denmark—3.4%
DSV A/S	864,812	28,420,720
Novo Nordisk A/S - Class B	122,992	22,658,983
Novozymes A/S - B Shares	517,776	21,904,107

		72,983,810

Finland—3.6%
Kone Oyj - Class B (a)	982,020	44,524,502
Sampo Oyj - A Shares	644,952	31,831,363

		76,355,865

France—3.2%
Edenred (a)	595,720	19,984,924
Essilor International S.A.	244,660	26,066,172
Lafarge S.A.	294,243	22,142,107

		68,193,203

Germany—6.7%
Brenntag AG	117,311	21,793,100
Continental AG	139,901	30,689,810
Deutsche Boerse AG	427,339	35,485,790
SAP AG	267,608	22,944,725
Sky Deutschland AG (b)	2,879,333	31,801,521

		142,714,946

Hong Kong—3.0%
China Mobile, Ltd.	1,750,000	18,182,656
Hang Seng Bank, Ltd.	1,066,800	17,346,223
Hong Kong Exchanges and Clearing, Ltd.	1,785,700	29,899,223

		65,428,102

India—0.5%
IDFC, Ltd.	5,752,537	10,280,440

Ireland—4.7%
CRH plc	774,129	19,551,952
Experian plc	1,520,300	28,058,975
James Hardie Industries plc	2,036,075	23,685,277
Ryanair Holdings plc (ADR) (b)	622,235	29,201,489

		100,497,693

Japan—9.5%
FANUC Corp.	125,500	23,013,762
Fast Retailing Co., Ltd.	71,400	29,552,213
Japan Exchange Group, Inc.	755,900	21,521,936
Rakuten, Inc. (a)	2,202,900	32,775,771
Shimano, Inc.	198,600	17,083,953
SMC Corp. (a)	114,500	28,922,473
Tokyo Electron, Ltd.	273,800	15,103,519
Toyota Tsusho Corp.	751,400	18,660,152
Trend Micro, Inc. (a)	490,400	17,186,746

		203,820,525

Netherlands—2.6%
Heineken Holding NV	419,645	26,612,800
Unilever NV	718,592	29,013,360

		55,626,160

Norway—1.4%
Aker Solutions ASA (a)	968,500	17,315,780
Seadrill, Ltd. (a)	318,477	13,053,800

		30,369,580

Peru—0.9%
Credicorp, Ltd.	140,726	18,678,562

Portugal—0.3%
Galp Energia SGPS S.A.	468,009	7,684,099

Russia—2.3%
Magnit OJSC (GDR)	475,817	31,564,509
Sberbank of Russia (ADR)	1,362,889	17,212,198

		48,776,707

Singapore—1.4%
United Overseas Bank, Ltd.	1,815,000	30,600,552

South Africa—3.2%
Massmart Holdings, Ltd. (a)	889,941	11,058,433
Naspers, Ltd. - N Shares	544,012	56,881,487

		67,939,920

See accompanying notes to financial statements.

MSF-5

Metropolitan Series Fund

Baillie Gifford International Stock Portfolio

Schedule of Investments as of December 31, 2013

Common Stocks—(Continued)

Security Description	Shares	Value

South Korea—5.3%
Hyundai Mobis	51,216	$14,259,427
NAVER Corp.	34,157	23,539,569
Samsung Electronics Co., Ltd.	45,482	59,444,759
SK Telecom Co., Ltd.	76,078	16,617,116

		113,860,871

Spain—1.7%
Inditex S.A.	220,380	36,466,278

Sweden—5.1%
Atlas Copco AB - B Shares	1,656,195	42,173,653
Svenska Handelsbanken AB - A Shares	985,384	48,675,239
Volvo AB - B Shares	1,382,666	18,225,764

		109,074,656

Switzerland—4.1%
Nestle S.A.	801,802	58,858,638
Wolseley plc	505,043	28,681,011

		87,539,649

Taiwan—3.1%
Hon Hai Precision Industry Co., Ltd.	5,456,410	14,686,533
Taiwan Semiconductor Manufacturing Co., Ltd.	14,711,000	51,834,760

		66,521,293

Turkey—1.2%
BIM Birlesik Magazalar A/S (a)	743,940	15,047,979
Turkiye Garanti Bankasi A/S	3,050,227	9,912,978

		24,960,957

United Kingdom—19.9%
Amlin plc	3,181,100	24,262,868
Antofagasta plc	978,543	13,426,456
ARM Holdings plc	2,611,400	47,491,170
BG Group plc	955,000	20,580,496
BHP Billiton plc	545,800	16,922,872
British American Tobacco plc	710,336	38,112,387
Burberry Group plc	518,692	13,031,517
Capita Group plc	1,714,300	29,489,498
Hargreaves Lansdown plc	1,016,100	22,848,344
Petrofac, Ltd. (a)	758,200	15,387,095
Premier Farnell plc	3,453,984	12,733,428
Prudential plc	1,638,669	36,675,093
Rio Tinto plc	904,600	51,046,142
Rolls-Royce Holdings plc (b)	1,139,027	24,124,081
St. James’s Place plc	1,468,302	17,703,409
Standard Chartered plc	772,280	17,400,873
Tullow Oil plc	1,800,125	25,562,024

		426,797,753

United States—0.6%
Pricesmart, Inc. (a)	120,985	13,978,607

Total Common Stocks (Cost $1,723,808,959)		2,112,760,099

Short-Term Investments—9.6%
Security Description	Shares/ Principal Amount*	Value

Mutual Fund—8.6%
State Street Navigator Securities Lending MET Portfolio (c)	182,998,393	182,998,393

Repurchase Agreement—1.0%
Fixed Income Clearing Corp. Repurchase Agreement dated 12/31/13 at 0.000% to be repurchased at $21,869,000 on 01/02/14, collateralized by $22,285,000 U.S. Treasury Notes at 0.250% due 02/28/14 with a value of $22,309,714.	21,869,000	21,869,000

Total Short-Term Investments (Cost $204,867,393)		204,867,393

Total Investments—108.2% (Cost $1,928,676,352) (d)		2,317,627,492
Other assets and liabilities (net)—(8.2)%		(175,301,876)

Net Assets—100.0%		$2,142,325,616

*	Principal amount stated in U.S. dollars unless otherwise noted.
(a)	All or a portion of the security was held on loan. As of December 31, 2013, the market value of securities loaned was $175,032,755 and the collateral received consisted of cash in the amount of $182,998,393 and non-cash collateral with a value of $28,694. The cash collateral is invested in a money market fund managed by an affiliate of the custodian. The non-cash collateral received consists primarily of government securities and bank letters of credit, and is held for the benefit of the Portfolio at the Portfolio’s custodian. The Portfolio cannot repledge or resell this collateral. As such, this collateral is excluded from the Statement of Assets and Liabilities.
(b)	Non-income producing security.
(c)	Represents investment of cash collateral received from securities lending transactions.
(d)	As of December 31, 2013, the aggregate cost of investments for federal income tax purposes was $1,934,449,613. The aggregate unrealized appreciation and depreciation of investments were $443,609,273 and $(60,431,394), respectively, resulting in net unrealized appreciation of $383,177,879 for federal income tax purposes.
(ADR)—	An American Depositary Receipt is a certificate issued by a custodian bank representing the right to receive securities of the foreign issuer described. Trading on exchanges not located in the United States or Canada significantly influences the value of ADRs.
(GDR)—	A Global Depositary Receipt is a negotiable certificate issued by one country’s bank against a certain number of shares of a company’s stock held in its custody but traded on the stock exchange of another country.

See accompanying notes to financial statements.

MSF-6

Metropolitan Series Fund

Baillie Gifford International Stock Portfolio

Schedule of Investments as of December 31, 2013

Portfolio Composition as of December 31, 2013

Ten Largest Industries as of December 31, 2013 (Unaudited)	% of Net Assets
Semiconductors & Semiconductor Equipment	8.1
Commercial Banks	7.9
Machinery	7.6
Insurance	6.6
Food Products	4.9
Diversified Financial Services	4.6
Food & Staples Retailing	4.5
Media	4.2
Metals & Mining	3.8
Internet Software & Services	3.7

See accompanying notes to financial statements.

MSF-7

Metropolitan Series Fund

Baillie Gifford International Stock Portfolio

Schedule of Investments as of December 31, 2013

Fair Value Hierarchy

Accounting principles generally accepted in the United States of America (“GAAP”) define fair market value as the price that the Portfolio would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. It establishes a fair value hierarchy that prioritizes inputs to valuation methods and requires disclosure of the fair value hierarchy that segregates fair value measurements into three levels. Levels 1, 2 and 3 of the fair value hierarchy are defined as follows:

Level 1 - unadjusted quoted prices in active markets for identical investments

Level 2 - other significant observable inputs (including, but not limited to, unadjusted quoted prices for similar investments in markets that are either active or inactive; inputs other than quoted prices that are observable such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks, default rates, etc.)

Level 3 - significant unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are unavailable (including the Portfolio’s own assumptions in determining the fair value of investments)

The inputs or methodologies used for valuing investments are not necessarily an indication of the risk associated with investing in them. Changes to the inputs or methodologies used may result in transfers between levels, which will be recognized as of the beginning of the reporting period. Information on transfers between Level 1 and Level 2, if any, will be disclosed following the fair value hierarchy table below. A reconciliation of Level 3 securities, if any, will also be disclosed following the fair value hierarchy table. For more information about the Portfolio’s policy regarding the valuation of investments, please refer to the Notes to Financial Statements.

The following table summarizes the fair value hierarchy of the Portfolio’s investments as of December 31, 2013:

Description	Level 1	Level 2	Level 3	Total
Common Stocks
Argentina	$26,013,823	$—	$—	$26,013,823
Australia	—	64,554,645	—	64,554,645
Brazil	29,307,679	—	—	29,307,679
Canada	56,696,163	—	—	56,696,163
China	30,488,632	26,548,929	—	57,037,561
Denmark	—	72,983,810	—	72,983,810
Finland	—	76,355,865	—	76,355,865
France	—	68,193,203	—	68,193,203
Germany	—	142,714,946	—	142,714,946
Hong Kong	—	65,428,102	—	65,428,102
India	—	10,280,440	—	10,280,440
Ireland	29,201,489	71,296,204	—	100,497,693
Japan	—	203,820,525	—	203,820,525
Netherlands	—	55,626,160	—	55,626,160
Norway	—	30,369,580	—	30,369,580
Peru	18,678,562	—	—	18,678,562
Portugal	—	7,684,099	—	7,684,099
Russia	—	48,776,707	—	48,776,707
Singapore	—	30,600,552	—	30,600,552
South Africa	—	67,939,920	—	67,939,920
South Korea	—	113,860,871	—	113,860,871
Spain	—	36,466,278	—	36,466,278
Sweden	—	109,074,656	—	109,074,656
Switzerland	—	87,539,649	—	87,539,649
Taiwan	—	66,521,293	—	66,521,293
Turkey	—	24,960,957	—	24,960,957
United Kingdom	—	426,797,753	—	426,797,753
United States	13,978,607	—	—	13,978,607
Total Common Stocks	204,364,955	1,908,395,144	—	2,112,760,099
Short-Term Investments
Mutual Fund	182,998,393	—	—	182,998,393
Repurchase Agreement	—	21,869,000	—	21,869,000
Total Short-Term Investments	182,998,393	21,869,000	—	204,867,393
Total Investments	$387,363,348	$1,930,264,144	$—	$2,317,627,492

Collateral for securities loaned (Liability)	$—	$(182,998,393)	$—	$(182,998,393)

See accompanying notes to financial statements.

MSF-8

Metropolitan Series Fund

Baillie Gifford International Stock Portfolio

Statement of Assets and Liabilities

December 31, 2013

Assets
Investments at value (a) (b)	$2,317,627,492
Cash	237
Cash denominated in foreign currencies (c)	7,956,888
Receivable for:
Fund shares sold	543,842
Dividends and interest	1,285,189
Prepaid expenses	2,057

Total Assets	2,327,415,705
Liabilities
Collateral for securities loaned	182,998,393
Payables for:
Fund shares redeemed	462,050
Accrued Expenses:
Management fees	1,172,508
Distribution and service fees	93,412
Deferred trustees’ fees	89,792
Other expenses	273,934

Total Liabilities	185,090,089

Net Assets	$2,142,325,616

Net Assets Consist of:
Paid in surplus	$2,155,359,734
Undistributed net investment income	28,339,756
Accumulated net realized loss	(430,437,772)
Unrealized appreciation on investments and foreign currency transactions	389,063,898

Net Assets	$2,142,325,616

Net Assets
Class A	$1,680,704,474
Class B	434,816,761
Class E	26,804,381
Capital Shares Outstanding*
Class A	159,433,390
Class B	41,873,259
Class E	2,568,895
Net Asset Value, Offering Price and Redemption Price Per Share
Class A	$10.54
Class B	10.38
Class E	10.43

*	The Portfolio is authorized to issue an unlimited number of shares.
(a)	Identified cost of investments was $1,928,676,352.
(b)	Includes securities loaned at value of $175,032,755.
(c)	Identified cost of cash denominated in foreign currencies was $7,863,080.

Statement of Operations

Year Ended December 31, 2013

Investment Income
Dividends (a)	$43,394,253
Interest	3,413
Securities lending income	3,065,128

Total investment income	46,462,794
Expenses
Management fees	15,031,762
Administration fees	26,198
Custodian and accounting fees	1,188,467
Distribution and service fees—Class B	807,280
Distribution and service fees—Class E	39,536
Audit and tax services	54,850
Legal	31,297
Trustees’ fees and expenses	36,812
Shareholder reporting	155,223
Insurance	13,334
Miscellaneous	32,112

Total expenses	17,416,871
Less management fee waiver	(1,948,646)

Net expenses	15,468,225

Net Investment Income	30,994,569

Net Realized and Unrealized Gain
Net realized gain (loss) on:
Investments	22,284,529
Foreign currency transactions	(368,761)

Net realized gain	21,915,768

Net change in unrealized appreciation on:
Investments	229,271,371
Foreign currency transactions	123,887

Net change in unrealized appreciation	229,395,258

Net realized and unrealized gain	251,311,026

Net Increase in Net Assets From Operations	$282,305,595

(a)	Net of foreign withholding taxes of $3,632,130.

See accompanying notes to financial statements.

MSF-9

Metropolitan Series Fund

Baillie Gifford International Stock Portfolio

Statements of Changes in Net Assets

	Year Ended December 31, 2013	Year Ended December 31, 2012
Increase (Decrease) in Net Assets:
From Operations
Net investment income	$30,994,569	$22,849,411
Net realized gain (loss)	21,915,768	(26,381,556)
Net change in unrealized appreciation	229,395,258	211,663,014

Increase in net assets from operations	282,305,595	208,130,869

From Distributions to Shareholders
Net investment income
Class A	(24,733,409)	(9,552,157)
Class B	(1,391,154)	(1,051,687)
Class E	(402,216)	(327,600)

Total distributions	(26,526,779)	(10,931,444)

Increase in net assets from capital share transactions	285,595,731	665,354,920

Total increase in net assets	541,374,547	862,554,345

Net Assets
Beginning of period	1,600,951,069	738,396,724

End of period	$2,142,325,616	$1,600,951,069

Undistributed net investment income
End of period	$28,339,756	$22,364,659

Other Information:

Capital Shares

Transactions in capital shares were as follows:

	Year Ended December 31, 2013		Year Ended December 31, 2012
	Shares	Value	Shares	Value
Class A
Sales	13,914,522	$132,496,071	87,751,405	$746,036,157
Reinvestments	2,723,944	24,733,409	1,118,520	9,552,157
Redemptions	(16,279,447)	(156,565,254)	(9,093,856)	(80,195,992)

Net increase	359,019	$664,226	79,776,069	$675,392,322

Class B
Sales	1,400,012	$13,236,229	1,027,524	$8,388,320
Shares issued through acquisition	36,865,244	343,584,075	0	0
Reinvestments	155,090	1,391,154	124,755	1,051,687
Redemptions	(7,239,361)	(69,828,994)	(2,006,400)	(16,946,656)

Net increase (decrease)	31,180,985	$288,382,464	(854,121)	$(7,506,649)

Class E
Sales	171,847	$1,652,354	400,246	$3,272,988
Reinvestments	44,691	402,216	38,723	327,600
Redemptions	(575,018)	(5,505,529)	(725,097)	(6,131,341)

Net decrease	(358,480)	$(3,450,959)	(286,128)	$(2,530,753)

Increase derived from capital shares transactions		$285,595,731		$665,354,920

See accompanying notes to financial statements.

MSF-10

Metropolitan Series Fund

Baillie Gifford International Stock Portfolio

Financial Highlights

Selected per share data
	Class A
	Year Ended December 31,
	2013	2012	2011	2010	2009
Net Asset Value, Beginning of Period	$9.28	$7.87	$9.98	$9.45	$7.80

Income (Loss) from Investment Operations
Net investment income (a)	0.16	0.16	0.10	0.10	0.14
Net realized and unrealized gain (loss) on investments	1.26	1.37	(2.04)	0.57	1.57

Total from investment operations	1.42	1.53	(1.94)	0.67	1.71

Less Distributions
Distributions from net investment income	(0.16)	(0.12)	(0.17)	(0.14)	(0.06)

Total distributions	(0.16)	(0.12)	(0.17)	(0.14)	(0.06)

Net Asset Value, End of Period	$10.54	$9.28	$7.87	$9.98	$9.45

Total Return (%) (b)	15.54	19.52	(19.87)	7.21	22.17

Ratios/Supplemental Data
Gross ratio of expenses to average net assets (%)	0.87	0.91	0.95	0.94	0.96
Net ratio of expenses to average net assets (%) (c)	0.77	0.81	0.90	0.91	0.93
Ratio of net investment income to average net assets (%)	1.70	1.83	1.06	1.10	1.74
Portfolio turnover rate (%)	19	62	96	140	147
Net assets, end of period (in millions)	$1,680.7	$1,476.3	$623.9	$1,183.7	$975.1

	Class B
	Year Ended December 31,
	2013		2012	2011	2010	2009
Net Asset Value, Beginning of Period	$9.15		$7.75	$9.84	$9.33	$7.69

Income (Loss) from Investment Operations
Net investment income (a)	0.13	(d)	0.14	0.08	0.07	0.12
Net realized and unrealized gain (loss) on investments	1.23		1.35	(2.03)	0.56	1.55

Total from investment operations	1.36		1.49	(1.95)	0.63	1.67

Less Distributions
Distributions from net investment income	(0.13)		(0.09)	(0.14)	(0.12)	(0.03)

Total distributions	(0.13)		(0.09)	(0.14)	(0.12)	(0.03)

Net Asset Value, End of Period	$10.38		$9.15	$7.75	$9.84	$9.33

Total Return (%) (b)	15.14		19.37	(20.13)	6.86	21.89

Ratios/Supplemental Data
Gross ratio of expenses to average net assets (%)	1.13		1.16	1.20	1.19	1.21
Net ratio of expenses to average net assets (%) (c)	1.03		1.06	1.15	1.16	1.18
Ratio of net investment income to average net assets (%)	1.34	(d)	1.68	0.87	0.86	1.47
Portfolio turnover rate (%)	19		62	96	140	147
Net assets, end of period (in millions)	$434.8		$97.8	$89.5	$112.5	$106.4

Please see following page for Financial Highlights footnote legend.

See accompanying notes to financial statements.

MSF-11

Metropolitan Series Fund

Baillie Gifford International Stock Portfolio

Financial Highlights

Selected per share data
	Class E
	Year Ended December 31,
	2013	2012	2011	2010	2009
Net Asset Value, Beginning of Period	$9.19	$7.79	$9.88	$9.36	$7.72

Income (Loss) from Investment Operations
Net investment income (a)	0.15	0.15	0.09	0.09	0.13
Net realized and unrealized gain (loss) on investments	1.23	1.35	(2.03)	0.56	1.55

Total from investment operations	1.38	1.50	(1.94)	0.65	1.68

Less Distributions
Distributions from net investment income	(0.14)	(0.10)	(0.15)	(0.13)	(0.04)

Total distributions	(0.14)	(0.10)	(0.15)	(0.13)	(0.04)

Net Asset Value, End of Period	$10.43	$9.19	$7.79	$9.88	$9.36

Total Return (%) (b)	15.30	19.39	(19.98)	7.04	21.96

Ratios/Supplemental Data
Gross ratio of expenses to average net assets (%)	1.02	1.06	1.10	1.09	1.11
Net ratio of expenses to average net assets (%) (c)	0.92	0.96	1.05	1.06	1.08
Ratio of net investment income to average net assets (%)	1.56	1.79	0.97	0.99	1.59
Portfolio turnover rate (%)	19	62	96	140	147
Net assets, end of period (in millions)	$26.8	$26.9	$25.0	$36.5	$40.8

(a)	Per share amounts based on average shares outstanding during the period.
(b)	Total return does not reflect any insurance, sales, separate account or administrative charges of variable annuity or life insurance contracts or any additional expenses that contract owners may bear under their variable contracts. If these charges were included, the returns would be lower.
(c)	Net ratio of expenses to average net assets includes the effect of the management fee waivers as detailed in Note 6 of the Notes to Financial Statements.
(d)	Net investment income per share and the ratio of net investment income to average net assets for Class B during 2013 were impacted by the timing of dividends received from the Portfolio’s investments and the assets received through a merger with the Met Investors Series Trust American Funds International Portfolio.

See accompanying notes to financial statements.

MSF-12

Metropolitan Series Fund

Baillie Gifford International Stock Portfolio

Notes to Financial Statements—December 31, 2013

1. Organization

Metropolitan Series Fund (the “Trust”) is organized as a Delaware statutory trust and registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. The Trust is currently comprised of thirty series, each of which operates as a distinct investment vehicle of the Trust. The portfolio included in this report is Baillie Gifford International Stock Portfolio (the “Portfolio”), which is diversified. Shares in the Portfolio are not offered directly to the general public and are currently available only to separate accounts established by Metropolitan Life Insurance Company (“MetLife”) and other affiliated life insurance companies.

The Portfolio has registered and offers three classes of shares: Class A, B, and E shares. Shares of each Class of the Portfolio represent an equal pro rata interest in the Portfolio and generally give the shareholder the same voting, dividend, liquidation, and other rights. Investment income, realized and unrealized capital gains and losses, the common expenses of the Portfolio, and certain Portfolio-level expense reductions, if any, are allocated on a pro rata basis to each Class based on the relative net assets of each Class to the net assets of the Portfolio. Each Class of shares differs in its respective distribution plan and such distribution expenses are allocated to that Class.

2. Significant Accounting Policies

The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America (“GAAP”) requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities as of the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates. In the preparation of these financial statements, management has evaluated events and transactions subsequent to December 31, 2013 through the date the financial statements were issued.

The following is a summary of significant accounting policies consistently followed by the Portfolio in the preparation of its financial statements.

Investment Valuation and Fair Value Measurements - Debt securities (other than short term obligations with a remaining maturity of sixty days or less), including corporate, convertible and municipal bonds and notes; obligations of the U.S. treasury and U.S. government agencies; sovereign issues; floating rate loans; and non-U.S. bonds, are generally valued on the basis of evaluated or composite bid quotations obtained from independent pricing services and/or brokers and dealers selected by MetLife Advisers, LLC (“MetLife Advisers” or the “Adviser”), an affiliate of MetLife, Inc., pursuant to authorization of the Board of Trustees of the Trust (the “Board” or “Trustees”). Such quotations utilize matrix pricing, which considers observable inputs including, among other things, issuer details, maturity dates, interest rates, yield curves, rates of prepayment, credit risks/spreads, default rates, reported trades, broker dealer quotes and quoted prices for similar securities. Securities that use similar valuation techniques and inputs as described above are generally categorized as Level 2 within the fair value hierarchy.

Mortgage and asset-backed securities are usually issued as separate tranches, or classes, of securities within each deal. These securities are also generally valued on the basis of evaluated or composite bid quotations obtained from independent pricing services and/or brokers and dealers selected by the Adviser pursuant to authorization of the Board. The pricing models for these securities usually consider tranche-level attributes, estimated cash flows and market-based yield spreads for each tranche and current market data, and incorporate deal collateral performance, as available. Mortgage and asset-backed securities that use similar valuation techniques and inputs as described above are generally categorized as Level 2 within the fair value hierarchy.

Short term obligations with a remaining maturity of sixty days or less are generally valued at amortized cost, which approximates fair market value, and are generally categorized as Level 2 within the fair value hierarchy.

Domestic and foreign equity securities, such as common stock, exchange-traded funds, rights, warrants, and preferred stock, that are traded on a securities exchange, are generally valued at their last sale price on the exchange or market in which they are principally traded on the valuation date, or, if no sales occurred on that day, at the last reported bid price. Equity securities traded over-the-counter are generally valued at the last reported sale price. Valuation adjustments may be applied to certain foreign equity securities that are traded solely on foreign exchanges that close before the close of the U.S. market to account for the market movement between the close of the foreign exchanges and the close of the U.S. market. The Portfolio may use a systematic fair valuation model provided by an independent third party to value securities principally traded in these foreign markets in order to adjust for possible stale pricing that may occur between the close of the foreign exchanges and the time of the Portfolio valuation. Foreign equity securities using these valuation adjustments are generally categorized as Level 2 within the fair value hierarchy. Equity securities that are actively traded, and have no valuation adjustments applied, are categorized as Level 1 within the fair value hierarchy. Other equity securities traded on inactive markets, or valued in reference to similar instruments traded on active markets, are generally categorized as Level 2 within the fair value hierarchy.

MSF-13

Metropolitan Series Fund

Baillie Gifford International Stock Portfolio

Notes to Financial Statements—December 31, 2013—(Continued)

Investments in registered open-end management investment companies are valued at reported net asset value per share on the valuation date and are categorized as Level 1 within the fair value hierarchy.

Forward foreign currency exchange contracts are valued through an independent pricing service based on the mean between closing bid and ask prices of the forward currency rates in the London foreign exchange markets on a daily basis as provided by a reliable bank or dealer. These contracts are generally categorized as Level 2 within the fair value hierarchy.

Options, whether on securities, indices, futures contracts, or otherwise, traded on exchanges are valued at the last sale price available as of the close of business on the valuation date or, if there is no such price available, at the mean between the last reported bid and ask prices. These types of options are categorized as Level 1 within the fair value hierarchy. Futures contracts, which are traded on commodity exchanges, are valued at their closing prices as of the close of such exchanges and are categorized as Level 1 within the fair value hierarchy.

Options and futures contracts that are traded over-the-counter are generally valued on the basis of quotations provided by broker-dealers or prices provided by pricing service providers who use a series of techniques, including simulation pricing models, to determine the value of the contracts. The pricing models use inputs that are observed from actively quoted markets such as issuer details, indices, spreads, interest rates, yield curves, credit curves, measures of volatility and exchange rates. These contracts are generally categorized as Level 2 within the fair value hierarchy.

If no current market value quotation or other observable inputs are readily available or market value quotations are deemed to be unreliable for a security, the fair value of the security will be determined in accordance with procedures approved by and under the general supervision of the Board. In such a circumstance, the Board has delegated the determination of the fair value of a security to a Valuation Committee (“Committee”) of MetLife Advisers. The Committee provides general pricing oversight and fair value pricing determinations related to portfolio securities and meets on a regular basis to review reports relating to the valuation of the securities in the Portfolio. The Board has delegated to State Street Bank and Trust Company, the Trust’s custodian (“custodian”), the responsibility for calculating the net asset values (“NAVs”) of the Trust’s Portfolios. The Committee is responsible for overseeing the calculation of the NAVs of the Portfolios by the custodian. The Committee also periodically reviews pricing vendors, including the vendor providing fair value pricing for the Portfolio’s foreign securities, and is responsible for overseeing the correction of pricing errors and addressing other pricing issues that arise in the ordinary course of business, such as making real-time fair value determinations, as necessary.

No single standard for determining the fair value of a security can be set forth because fair value depends upon the facts and circumstances with respect to each security. Information relating to any relevant factors may be obtained by the Committee from any appropriate source, including the subadviser of the Portfolio, the custodian, a pricing service, market maker and/or broker for such security or the issuer. Appropriate methodologies for determining fair value under particular circumstances may include: matrix pricing, comparisons of securities with comparable characteristics, value based on multiples of earnings, discount from market price of similar marketable securities or a combination of these and other methods. The Committee maintains a detailed report tracking each fair-valued security that compares the fair value price to the next available trade, vendor or broker price, and provides information on how close the fair value price was to the next quoted price. The Committee reviews a summary of such report monthly. On a quarterly basis, the Board is provided with the following for consideration and ratification or adjustment: (1) a memorandum summarizing the actions taken by the Committee in the prior quarter; and (2) a list of the Portfolio’s securities as of the most recent quarter-end for which market quotations were not readily available.

Investment Transactions and Related Investment Income - Portfolio security transactions are recorded on the trade date. Dividend income is recorded on the ex-dividend date or, for certain foreign securities, when notified. Interest income, which includes amortization of premium and accretion of discount on debt securities, is recorded on the accrual basis. Realized gains and losses on investments are determined on the identified cost basis, which is the same basis used for federal income tax purposes. Foreign income and foreign capital gains on some foreign securities may be subject to foreign taxes, which are accrued as applicable. These foreign taxes have been provided for in accordance with the Portfolio’s understanding of the applicable countries’ tax rules and rates.

Foreign Currency Translation - The books and records of the Portfolio are maintained in U.S. dollars. The values of securities, currencies, and other assets and liabilities denominated in currencies other than the U.S. dollar are translated into U.S. dollars based upon foreign exchange rates prevailing at the end of the period. Purchases and sales of investment securities, income, and expenses are translated on the respective dates of such transactions. Because the values of investment securities are translated at the foreign exchange rates prevailing at the end of the period, that portion of the results of operations arising from changes in exchange rates and that portion of the results of operations reflecting fluctuations arising from changes in market prices of the investment securities are not separated. Such fluctuations are included in the net realized and unrealized gain or loss on investments.

Net realized foreign exchange gains or losses arise from activity in forward foreign currency exchange contracts, sales of foreign currency, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest, and foreign withholding taxes recorded by the Portfolio and the U.S. dollar equivalent of

MSF-14

Metropolitan Series Fund

Baillie Gifford International Stock Portfolio

Notes to Financial Statements—December 31, 2013—(Continued)

the amounts actually received or paid by the Portfolio. Net unrealized foreign exchange gains and losses arise from changes in the value of assets and liabilities, other than investment securities, resulting from changes in foreign exchange rates.

Income Taxes - It is the Portfolio’s policy to comply with the requirements of the Internal Revenue Code of 1986, as amended, and regulations thereunder, applicable to regulated investment companies and to distribute, with respect to each taxable year, all of its taxable income to shareholders. Therefore, no federal income tax provision is required. The Portfolio files U.S. federal tax returns. No income tax returns are currently under examination. The Portfolio’s federal tax returns for the prior three fiscal years remain subject to examination by the Internal Revenue Service. As of December 31, 2013, the Portfolio had no uncertain tax positions that would require financial statement recognition, or de-recognition or disclosure.

Dividends and Distributions to Shareholders - The Portfolio records dividends and distributions on the ex-dividend date. Net realized gains from security transactions (if any) are generally distributed annually to shareholders. The timing and characterization of certain income and capital gains distributions are determined in accordance with federal tax regulations that may differ from GAAP. Permanent book and tax basis differences relating to shareholder distributions will result in reclassification between under/over distributed net investment income, accumulated net realized gains/losses, and paid-in surplus.

Book-tax differences are primarily due to foreign currency transactions, passive foreign investment companies (PFICs), and tax basis merger adjustments. These adjustments have no impact on net assets or the results of operations.

Securities Lending - The Portfolio may lend its portfolio securities to certain qualified brokers who borrow securities in order to complete certain securities transactions. By lending its portfolio securities, the Portfolio attempts to increase its net investment income through the receipt of income on collateral held from securities on loan. Any gain or loss in the market price of the loaned securities that might occur and any interest earned or dividends declared during the term of the loan would accrue to the account of the Portfolio.

The Trust has entered into a securities lending arrangement with the custodian. Under this arrangement, the custodian is authorized to loan portfolio securities on the Portfolio’s behalf. In exchange, the Portfolio receives either cash or securities as collateral against the loaned securities. The Portfolio receives collateral at least equal to 102% of the market value of the loaned securities (105% for foreign equity securities), at each loan’s inception. Collateral representing at least 100% of the market value of the loaned securities must be maintained for the duration of the loan. A liability for cash collateral is reflected on the Statement of Assets and Liabilities, and is categorized as Level 2 within the fair value hierarchy. Cash collateral is generally invested in the State Street Navigator Securities Lending MET Portfolio (the “Navigator Portfolio”), a series of the State Street Navigator Securities Lending Trust that is managed by an affiliate of the custodian. The Navigator Portfolio is a registered money market fund that invests in a variety of high-quality, U.S. dollar-denominated instruments. If the market value of the collateral at the close of trading on a business day is less than 100% of the market value of the loaned securities at the close of trading on that day, the borrower shall be required to deliver, by the close of business on the following business day, an additional amount of collateral, so that the total amount of posted collateral is equal to at least 100% of the market value of all the loaned securities as of such preceding day. A portion of net income (income after the deduction of expenses and fees of the Navigator Portfolio) on the collateral is rebated to the borrower of the securities and the remainder is split between the custodian and the Portfolio. On loans collateralized by U.S. Treasuries, a fee is received from the borrower and is allocated between the Portfolio and the custodian. The risks associated with lending portfolio securities include, but are not limited to, possible delays in receiving additional collateral or in the recovery of the loaned securities, possible loss of rights in the collateral should the borrower fail financially, as well as risk of loss in the value of the collateral or the value of the investments made with the collateral. The lending agent has agreed to indemnify the Portfolio in the case of default of any securities borrower. Income received by the Portfolio in securities lending transactions during the year ended December 31, 2013 is reflected as Securities lending income on the Statement of Operations. Any outstanding loans by the Portfolio at December 31, 2013 are disclosed in the footnotes to the Schedule of Investments.

Repurchase Agreements - The Portfolio may enter into repurchase agreements, under the terms of a Master Repurchase Agreement, with selected commercial banks and broker-dealers, under which the Portfolio acquires securities as collateral and agrees to resell the securities at an agreed upon time and at an agreed-upon price. The Portfolio, through the custodian or a subcustodian, receives delivery of the underlying securities collateralizing any repurchase agreements. The Portfolio requires the custodian to take possession, to have legally segregated in the Federal Reserve Book Entry System, or to have segregated within the custodian’s vault, all securities held as collateral for repurchase agreements. It is the Portfolio’s policy that the market value of the collateral be at least equal to 100% of the repurchase price in the case of a repurchase agreement of one-day duration and at least equal to 102% of the repurchase price in the case of all other repurchase agreements. In the event of default or failure by a party to perform an obligation in connection with any repurchase transaction, the Master Repurchase Agreement gives the non-defaulting party the right to set-off claims and to apply property held by it in connection with any repurchase transaction against obligations owed to it.

At December 31, 2013, the Portfolio had investments in repurchase agreements with a gross value of $21,869,000, which is included as part of investments at value on the Statement of Assets and Liabilities. The value of the related collateral exceeded the value of the repurchase agreements at December 31, 2013.

MSF-15

Metropolitan Series Fund

Baillie Gifford International Stock Portfolio

Notes to Financial Statements—December 31, 2013—(Continued)

3. Investments in Derivative Instruments

Forward Foreign Currency Exchange Contracts - The Portfolio may enter into forward foreign currency exchange contracts to obtain investment exposure, enhance return or hedge or protect its portfolio holdings against the risk of future movements in certain foreign currency exchange rates. When entering into these contracts, the Portfolio agrees to receive or deliver a fixed quantity of foreign currency for an agreed-upon price on an agreed-upon future date. These contracts are valued daily and the Portfolio’s net equity therein, representing unrealized gain or loss on the contracts as measured by the difference between the forward foreign exchange rates at the dates of entry into the contracts and the forward foreign exchange rates at the valuation date, is included in the Statement of Assets and Liabilities. When a contract is closed, the Portfolio recognizes a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

Realized and unrealized gains and losses on forward foreign currency exchange contracts are included in the Statement of Operations. These contracts involve market and/or credit risk in excess of the amount recognized in the Statement of Assets and Liabilities. The use of forward foreign currency exchange contracts does not eliminate fluctuations in the underlying prices of the securities of the Portfolio, but it does establish a rate of exchange that can be achieved in the future. Although forward foreign currency exchange contracts may limit the risk of loss due to a decline in the value of the currency holdings, they also limit any potential gain that might result should the value of the currency increase. In addition, the Portfolio could be exposed to losses if the counterparties to the contracts are unable to meet the terms of the contracts. The Portfolio’s maximum potential loss from such contracts is the aggregate face value in U.S. dollars at the time the contract was opened.

Transactions in derivative instruments during the year ended December 31, 2013 were as follows:

Statement of Operations Location—Net Realized Gain (Loss)	Foreign Exchange
Forward foreign currency transactions	$(194,181)

For the year ended December 31, 2013, the average amount or number per contract outstanding for each derivative type was as follows:

Derivative Description	Average Notional Par or Face Amount‡
Forward Foreign currency transactions	$1,497,419

‡	Averages are based on activity levels during 2013.

4. Certain Risks

Market Risk: In the normal course of business, the Portfolio invests in securities and enters into transactions where risks exist due to fluctuations in the market (market risk) or failure of the other party to a transaction to perform (credit and counterparty risk). The value of securities held by the Portfolio may decline in response to certain events, including those directly involving the companies whose securities are owned by the Portfolio; conditions affecting the general economy; overall market changes; local, regional or global political, social or economic instability; currency, interest rate, and price fluctuations.

Credit and Counterparty Risk: The Portfolio may be exposed to counterparty risk, or the risk that an entity with which the Portfolio has unsettled or open transactions may default. The potential loss could exceed the value of the financial assets and liabilities recorded in the financial statements. Financial assets that potentially expose the Portfolio to credit and counterparty risk consist principally of cash due from counterparties and investments. The Portfolio manages counterparty risk by entering into agreements only with counterparties that it believes have the financial resources to honor their obligations and by monitoring the financial stability of those counterparties. The Portfolio’s investment adviser attempts to mitigate counterparty risk by (i) periodically assessing the creditworthiness of its trading partners, (ii) monitoring and/or limiting the amount of its net exposure to each individual counterparty based on its assessment, and (iii) requiring collateral from the counterparty for certain transactions. In order to preserve certain safeguards for non-standard settlement trades, the Portfolio restricts its exposure to credit and counterparty losses by entering into master netting agreements with counterparties (approved brokers) with whom it undertakes a significant volume of transactions. Master Agreements govern the terms of certain transactions, and reduce the counterparty risk associated with relevant transactions by specifying credit protection mechanisms and providing standardization that improves legal certainty. Master Agreements can also help limit counterparty risk by specifying collateral posting arrangements at pre-arranged exposure levels.

Repurchase and reverse repurchase agreements are primarily executed under Global Master Repurchase Agreements (“GMRAs”) or Master Repurchase Agreements (“MRAs”), which provide the rights to set-off. Each repurchase and reverse repurchase agreement is initially collateralized at the transaction level. In the event of default, the total market value exposure will be offset against collateral exchanged to date, which would result in a net receivable/(payable) that would be due from/to the counterparty.

MSF-16

Metropolitan Series Fund

Baillie Gifford International Stock Portfolio

Notes to Financial Statements—December 31, 2013—(Continued)

Foreign Investment Risk: The investments by the Portfolio in foreign securities may involve risks not present in domestic investments. Because securities may be denominated in foreign currencies, may require settlement in foreign currencies and may pay interest or dividends in foreign currencies, changes in the relationship of these foreign currencies to the U.S. dollar can significantly affect the value of the investments and earnings of the Portfolio. Foreign investments may also subject the Portfolio to foreign government exchange restrictions, expropriation, taxation or other political, social or economic developments, all of which could affect the market and/or credit risk of the investments. In addition to the risks described above, risks may arise from forward foreign currency contracts with respect to the potential inability of counterparties to meet the terms of their contracts.

Additional risks associated with each type of investment are described above within the respective security type notes. The Portfolio’s prospectus includes a discussion of the principal risks of investing in the Portfolio.

5. Investment Transactions

Aggregate cost of purchases and proceeds of sales of investment securities, excluding short-term securities, for the year ended December 31, 2013 were as follows:

Purchases		Sales
U.S. Government	Non U.S. Government	U.S. Government	Non U.S. Government
$0	$347,963,787	$0	$403,423,726

During the year ended December 31, 2013, the Portfolio engaged in security transactions with other affiliated portfolios. These amounted to $18,099,034 in sales of investments, which are included above.

With respect to the Portfolio’s merger with Met Investors Series Trust American Funds International Portfolio (see Note 9) on April 26, 2013, the Portfolio acquired long-term equity securities with a cost of $334,864,216 that are not included in the above non-U.S. Government purchases.

6. Investment Management Fees and Other Transactions with Affiliates

Investment Management Agreement - MetLife Advisers is the investment adviser to the Portfolio. The Trust has entered into an investment management agreement with MetLife Advisers with respect to the Portfolio. For providing investment management services to the Portfolio, MetLife Advisers receives monthly compensation at the annual rates:

Management Fees earned by MetLife Advisers for the year ended December 31, 2013	% per annum	Average Daily Net Assets
$15,031,762	0.860%	Of the first $500 million
	0.800%	Of the next $500 million
	0.750%	On amounts in excess of $1 billion

Certain officers and trustees of the Trust may also be officers of MetLife Advisers; however, such officers and trustees receive no compensation from the Trust.

MetLife Advisers has entered into an investment subadvisory agreement with respect to the Portfolio. Baillie Gifford Overseas Limited is compensated by MetLife Advisers to provide subadvisory services for the Portfolio.

Management Fee Waivers - Pursuant to an expense agreement, MetLife Advisers has agreed, for the period December 1, 2013 through April 27, 2014, to reduce its advisory fees set out above under “Investment Management Agreement” for each class of the Portfolio as follows:

% per annum reduction	Average Daily Net Assets
0.080%	On amounts over $156.25 million and under $400 million
0.180%	Of the next $100 million
0.120%	Of the next to $400 million
0.150%	On amounts in excess of $900 million

MSF-17

Metropolitan Series Fund

Baillie Gifford International Stock Portfolio

Notes to Financial Statements—December 31, 2013—(Continued)

Prior to December 1, 2013, the Adviser had agreed, for the period April 29, 2013 to November 30, 2013, to reduce its advisory fees set out above under “Investment Management Agreement” for each class of the Portfolio as follows:

% per annum reduction	Average Daily Net Assets
0.080%	On amounts over $156.25 million and under $400 million
0.180%	Of the next $100 million
0.120%	Of the next $400 million
0.150%	Of the next $100 million
0.100%	On amounts in excess of $1 billion

An identical expense agreement was in place for the period April 30, 2012 through April 28, 2013. Amounts waived for the year ended December 31, 2013 are shown as management fee waivers in the Statement of Operations.

Transfer Agency Agreement - MetLife serves as the transfer agent for the Trust. MetLife receives no fees for its services to the Trust under the transfer agency agreement.

Distribution and Service Fees - The Trust has a distribution agreement with MetLife Investors Distribution Company (“MIDC” or the “Distributor”) in which MIDC serves as the distributor for the Portfolio’s Class A, B and E Shares. MIDC is a wholly-owned subsidiary of MetLife Investors Group, Inc., an affiliate of the Adviser. The Trust has also adopted a Distribution and Service Plan under Rule 12b-1 of the 1940 Act for the Portfolio’s Class B and E Shares. Under the Distribution and Service Plan, the Class B and E Shares of the Portfolio pay a fee to compensate the Insurance Companies (or their affiliates) and other broker-dealers and financial intermediaries involved in the offer and sale of Portfolio shares for promoting or selling and servicing the Class B and E Shares. The fees under the Distribution and Service Plan for each class of the Portfolio’s shares are calculated as a percentage of the Portfolio’s average daily net assets that are attributable to that Class. Currently, the fee is 0.25% per year for Class B Shares and 0.15% per year for Class E Shares. Amounts incurred by the Portfolio for the year ended December 31, 2013 are shown as Distribution and service fees in the Statement of Operations.

Deferred Trustee Compensation - Each Trustee who is not currently an employee of the Adviser or any of its affiliates receives compensation from the Trust for his or her service to the Trust. A deferred compensation plan (the “Plan”) is available to the Trustees on a voluntary basis. Deferred amounts remain in the Trust until distributed in accordance with the provisions of the Plan. The value of a participating Trustee’s deferral account is based on theoretical investments of deferred amounts, on the normal payment dates in certain portfolios of the Trust or Met Investors Series Trust, an affiliate of the Trust, as designated by the participating Trustee. Changes in the value of participants’ deferral accounts are reflected as Trustees’ fees and expenses in the Statement of Operations. The portion of the accrued obligations allocated to the Portfolio under the Plan is reflected as Deferred trustees’ fees in the Statement of Assets and Liabilities.

7. Contractual Obligations

Under the Trust’s organizational documents, its officers and Trustees may be indemnified against certain liabilities and expenses arising out of the performance of their duties to the Trust. Additionally, the Trust has a variety of indemnification obligations under contracts with its service providers. The Trust’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Trust that have not yet occurred.

8. Income Tax Information

The tax character of distributions paid for the periods ended December 31, 2013 and 2012 was as follows:

Ordinary Income		Long-Term Capital Gain		Total
2013	2012	2013	2012	2013	2012
$26,526,779	$10,931,444	$—	$—	$26,526,779	$10,931,444

As of December 31, 2013, the components of distributable earnings (accumulated losses) on a federal income tax basis were as follows:

Undistributed Ordinary Income	Undistributed Long-Term Capital Gain	Net Unrealized Appreciation	Loss Carryforwards	Other Accumulated Capital Losses	Total
$28,429,548	$—	$383,290,637	$(414,093,824)	$(10,570,687)	$(12,944,326)

The Portfolio utilizes the provisions of the federal income tax laws that provide for the carryforward of capital losses for prior years, offsetting such losses against any future realized capital gains. Under the Regulated Investment Company Modernization Act of 2010 (the “Act”), net capital losses recognized after December 22, 2010 may be carried forward indefinitely and their character is retained

MSF-18

Metropolitan Series Fund

Baillie Gifford International Stock Portfolio

Notes to Financial Statements—December 31, 2013—(Continued)

as short-term and/or long-term losses. Previously, net capital losses were carried forward for up to eight years and treated as short-term losses. As a transition rule, the Act requires that post-enactment net capital losses be used before pre-enactment net capital losses.

As of December 31, 2013, the post-enactment accumulated short-term capital losses were $10,570,687. The pre-enactment accumulated capital loss carryforwards and expiration dates were as follows:

Expiring 12/31/2017	Expiring 12/31/2016	Total
$169,332,274	$244,761,550	$414,093,824

9. Acquisition

At the close of business on April 26, 2013, the Portfolio, with aggregate Class A, Class B, and Class E net assets of $1,514,112,574, $98,152,323, and $26,620,393 respectively, acquired all of the assets and liabilities of American Funds International Portfolio of the Met Investors Series Trust (“American Funds International”).

The acquisition was accomplished by a taxable exchange of 36,865,244 Class B shares of the Portfolio (valued at $343,584,075) for 41,617,864 Class C shares of American Funds International. Each shareholder of American Funds International received Class B shares of the Portfolio at the Class B’s NAV, as determined at the close of business on April 26, 2013. The transaction was part of a restructuring designed to eliminate the offering of overlapping Portfolios in the MetLife, Inc. families of funds with similar investment objectives and similar investment strategies that serve as funding vehicles for insurance contracts that are offered by affiliates of MetLife. Some of the investments held by the American Funds International Portfolio may have been purchased or sold prior to the acquisition for the purpose of complying with the anticipated investment policies or limitations of the Portfolio after the acquisition. If such purchases or sales occurred, the transaction costs were borne by the American Funds International Portfolio. All other costs associated with the merger were not borne by the shareholders of either Portfolio.

American Funds International’s net assets on April 26, 2013, were $343,584,075, all for Class C shares, with investments valued at $334,864,216. For financial reporting purposes, assets received, liabilities assumed, and shares issued by the Portfolio were recorded at fair value. The fair value of the investments received by the Portfolio became the new cost basis of the investments in the Portfolio.

The aggregate net assets of the Portfolio immediately after the acquisition were $1,982,469,365.

Assuming the acquisition had been completed on January 1, 2013, the Portfolio’s pro-forma results of operations for the year ended December 31, 2013 are as follows:

Net investment income	$30,222,657	(a)
Net realized and unrealized gain on investments	258,968,602	(b)

Net increase in net assets from operations	$289,191,259

Because the combined investment portfolios have been managed as a single integrated portfolio since the acquisition was completed, it is not practicable to separate the amounts of revenue and earnings of American Funds International that have been included in the Portfolio’s Statement of Operations since April 26, 2013.

(a)	$30,994,569 net investment income as reported minus $428,522 from American Funds International pre-merger net investment loss, minus $724,668 in higher net advisory fees, plus $334,481 in lower distribution and service fees, plus $46,797 of pro-forma eliminated other expenses.
(b)	$389,063,898 unrealized appreciation as reported December 31, 2013 minus $184,533,324 pro-forma December 31, 2012 unrealized appreciation, plus $21,915,768 net realized gain as reported, plus $32,522,260 in net realized gain from American Funds International pre-merger.

MSF-19

Metropolitan Series Fund

Baillie Gifford International Stock Portfolio

Report of Independent Registered Public Accounting Firm

To the Shareholders of Baillie Gifford International Stock Portfolio and the Board of Trustees of Metropolitan Series Fund:

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of the Baillie Gifford International Stock Portfolio, one of the portfolios constituting Metropolitan Series Fund, (the “Trust”), as of December 31, 2013, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Trust’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Trust is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Trust’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2013, by correspondence with the custodian and brokers; where replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Baillie Gifford International Stock Portfolio of Metropolitan Series Fund, as of December 31, 2013, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

Deloitte & Touche LLP

Boston, Massachusetts

February 27, 2014

MSF-20

Metropolitan Series Fund

Trustees and Officers of Metropolitan Series Fund

The Trustees and executive officers of the Trust, their ages and their principal occupations during the past five years are set forth below. Unless otherwise indicated, the business address of each is One Financial Center, Boston, MA 02111. Each Trustee who is deemed an “interested person,” as such term is defined in the 1940 Act, is indicated by an asterisk. Those Trustees who are not “interested persons” as defined in the 1940 Act are referred to as “Independent Trustees.” Additional information about the Trustees is available in the Statement of Additional Information, which is available without charge, upon request, by calling (800) 848-3854.

Trustees of the Trust

Name and Age	Position(s) Held with Registrant	Term of Office and Length of Time Served	Principal Occupation(s) During the Past 5 Years(1)	Number of Portfolios in Fund Complex(2) overseen	Other Directorships Held by Trustee During the Past 5 Years(1)
Interested Trustee
Elizabeth M. Forget* (47)	Trustee, Chairman of the Board, President and Chief Executive Officer	Indefinite; From May 2006 (President and Chief Executive Officer)/ August 2006 (Trustee and Chairman of the Board) to present	Senior Vice President, MetLife Inc.; President, MetLife Advisers, LLC and a predecessor company.	79	Trustee, Met Investors Series Trust (the “MIST Trust”);** various MetLife-affiliated boards.

Independent Trustees
Stephen M. Alderman (54)	Trustee	Indefinite; From April 2012 to present	Shareholder in the law firm of Garfield & Merel, Ltd.	79	Trustee, MIST Trust;** Director, International Truck Leasing Corp.

Robert J. Boulware (57)	Trustee	Indefinite; From April 2012 to present	Managing Director, Pilgrim Funds, LLC (private equity fund).	79	Trustee, MIST Trust;** Trustee, Vertical Capital Income Fund (closed-end fund); Director, Gainsco, Inc. (auto insurance).

Susan C. Gause (61)	Trustee	Indefinite; From April 2012 to present	Private Investor.	79	Trustee, MIST Trust;** Trustee, HSBC Funds.

Nancy Hawthorne (62)	Trustee	Indefinite; From May 2003 to present	Chief Executive Officer, Clerestory LLC (corporate advisor).	79	MIST Trust;** Director, THL Credit, Inc.**; Director, Avid Technology, Inc.**

Barbara A. Nugent (57)	Trustee	Indefinite; From January 2014 to present	President, True North Board Governance, LLC (consulting); until 2014, partner in the law firm of Stradley Ronon Stevens & Young, LLP.	79	Trustee, MIST Trust**; Director, Episcopal Healthcare Foundation; until 2014, member, Mutual Fund Directors Forum Advisory Board.

Keith M. Schappert (62)	Trustee	Indefinite; From August 2009 to present	Principal, Schappert Consulting LLC (asset management consulting).	79	Trustee, MIST Trust;** Director, The Commonfund for Nonprofit Organizations; until 2011, Director, Trilogy Global Advisors; Director, Mirae Asset Discovery Funds,** Director, Calamos Investments.

Linda B. Strumpf (66)	Trustee	Indefinite; From May 2000 to present	Chair of the Investment Committee, Leona M. and Harry B. Helmsley Charitable Trust; until 2011, Chief Investment Officer, Leona M. and Harry B. Helmsley Charitable Trust.	79	Since 2012, Trustee, MIST Trust,** Trustee and Member of Investment Committee, The Pennsylvania State University.

Dawn M. Vroegop (47)	Trustee	Indefinite; From May 2009 to present	Private Investor.	79	Trustee, MIST Trust,** Trustee, Driehaus Mutual Funds; Director and Investment Committee Chair, City College of San Francisco Foundation.

MSF-21

Metropolitan Series Fund

Trustees and Officers of Metropolitan Series Fund—(Continued)

Executive Officers of the Trust

Name and Age	Position(s) Held with Registrant	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years(1)
Elizabeth M. Forget (47)	President, Chief Executive Officer, Trustee and Chairman of the Board	From May 2006 (President and Chief Executive Officer)/ August 2006 (Trustee and Chairman of the Board) to present	See principal occupation information in the table above.

Jeffrey L. Bernier (42)	Vice President	From February 2008 to present	Vice President, MetLife, Inc.; Senior Vice President, MetLife Advisers, LLC and a predecessor company.

Peter H. Duffy (58)	Chief Financial Officer and Treasurer	From November 2000 to present	Senior Vice President, MetLife Advisers, LLC; Vice President, MetLife, Inc.

Andrew L. Gangolf (59)	Secretary	From May 2011 to present	Senior Vice President, MetLife Advisers, LLC; Senior Vice President & Assistant General Counsel, AllianceBerstein Investments, Inc.

Jeffrey P. Halperin (46)	Chief Compliance Officer	From November 2005 to present	Vice President, MetLife, Inc.; Chief Compliance Officer, MIST; Chief Compliance Officer, MSF Trust; Chief Compliance Officer, MetLife Advisers, LLC and a predecessor company; Chief Compliance Officer, MetLife Investment Management, LLC (formerly MetLife Investment Advisors Company, LLC).

Alan C. Leland, Jr. (61)	Vice President	From February 2005 to present	Treasurer and Chief Financial Officer, MetLife Advisers, LLC; Vice President, MetLife Group Inc.; Vice President, MetLife, Inc.

*	Ms. Forget is an “interested person” of the Trust because of her positions with MetLife Advisers, LLC and her ownership of securities issued by MetLife, Inc., the ultimate parent company of MetLife Advisers, LLC.
**	Indicates a directorship with a registered investment company or a company subject to the reporting requirements of the Securities Exchange Act of 1934, as amended.
(1)	Previous positions during the past five years with the Trust, MetLife, Inc. or the Adviser are omitted if not materially different.
(2)	The Fund Complex includes 49 Portfolios of the MIST Trust and 30 Portfolios of the Trust.

MSF-22

Metropolitan Series Fund

Baillie Gifford International Stock Portfolio

Board of Trustees’ Consideration of Advisory and Sub-Advisory Agreements

At an in-person meeting of the Boards of Trustees (the “Board”) of Met Investors Series Trust and Metropolitan Series Fund (“MIST” and “MSF,” respectively, and collectively, the “Trusts”) held on November 19-20, 2013, the Board, including a majority of the Trustees who are not considered to be “interested persons” of the Trusts (the “Independent Trustees”) under the Investment Company Act of 1940, as amended (the “1940 Act”), approved for an annual period the continuation of each Trust’s advisory agreement (the “Advisory Agreement”) with MetLife Advisers, LLC (the “Adviser”) and the applicable sub-advisory agreements (each a “Sub-Advisory Agreement,” and collectively with the Advisory Agreement, the “Agreements”) between the Adviser and the investment sub-advisers (each a “Sub-Adviser,” and collectively, the “Sub-Advisers”) for each of the series of the Trusts, including the Baillie Gifford International Stock Portfolio (each a “Portfolio,” and collectively, the “Portfolios”).1

In considering the Agreements, the Board reviewed a variety of materials provided by the Adviser and the Sub-Advisers relating to the Portfolios, including comparative performance, fee and expense information for an appropriate peer group of similar mutual funds, performance information for relevant benchmark indices and other information regarding the nature, extent and quality of services provided by the Adviser and the Sub-Advisers under their respective Agreements. The Board also took into account its experience with the Adviser and the Sub-Advisers and information provided to the Board in its meetings throughout the year with respect to the services provided by the Adviser and the Sub-Advisers, including quarterly performance reports prepared by management containing reviews of investment results, and periodic presentations from certain of the Sub-Advisers with respect to the Portfolios they manage. The Independent Trustees also assessed reports provided by the Board’s independent consultant, who reviewed and provided analyses regarding investment performance, fees and expenses, and other information provided by, or at the direction of, the Adviser and the Sub-Advisers, as more fully discussed below.

The Independent Trustees were separately advised by independent legal counsel throughout the process, and met with independent legal counsel in periodic executive sessions. Prior to voting to continue the Agreements at the November meeting, the Independent Trustees also received a memorandum from their independent counsel discussing the legal standards for their consideration of the proposed continuation of the Agreements. The Board also met in person with personnel of the Adviser on September 17, 2013 for the specific purpose of giving preliminary consideration to the proposed continuation of the Agreements and to request additional information they considered reasonably necessary to their deliberations. The Independent Trustees also discussed the proposed continuation of the Agreements in private sessions with their independent legal counsel at which no representatives of management were present.

In considering whether to approve the renewal of the Advisory Agreement with the Adviser and any applicable Sub-Advisory Agreements with respect to a Portfolio, the Board reviewed and analyzed the factors it deemed relevant, including: (1) the nature, extent and quality of the services to be provided to the Portfolios by the Adviser and the Sub-Advisers; (2) the performance of the Portfolios as compared to a peer group and an appropriate index; (3) the Adviser’s and each of the Sub-Adviser’s personnel and operations; (4) the financial condition of the Adviser and of the Sub-Advisers; (5) the level and method of computing each Portfolio’s advisory and sub-advisory fees; (6) the profitability of the Adviser under the Advisory Agreement and of certain of the Sub-Advisers under the Sub-Advisory Agreements; (7) any “fall-out” benefits to the Adviser, the Sub-Advisers and their affiliates (i.e., ancillary benefits realized by the Adviser, the Sub-Advisers or their affiliates from the Adviser’s or Sub-Advisers’ relationship with the Trusts); (8) the anticipated effect of growth in size on Portfolio expenses; (9) fees paid to certain of the Sub-Advisers by comparable institutional and retail accounts; and (10) possible conflicts of interest.

Nature, extent and quality of services. The Board evaluated the nature, extent and quality of the services that the Adviser, and the Sub-Advisers as relevant, have provided to the Portfolios. The Board considered the Adviser’s services as investment manager to the Portfolios, including services relating to the selection and oversight of the Sub-Advisers for the applicable Portfolios. The Board considered, among other things, the Adviser’s oversight of the provision of services to the Portfolios by the Sub-Advisers, including with respect to investment activities and trading practices, and the Sub-Adviser’s compliance with fund policies, objectives and Board directives, compliance policies and procedures and applicable law. The Adviser’s services in coordinating and overseeing the activities of the Trusts’ other service providers were also considered. The Board also evaluated the expertise and performance of the personnel of the Adviser who performed services for the Portfolios throughout the year.

The Board considered information received from the Trust’s Chief Compliance Officer (“CCO”) regarding the Portfolios’ compliance policies and procedures established pursuant to Rule 38a-l under the 1940 Act. The Board also evaluated the CCO’s ongoing reports concerning the CCO’s oversight of the risk assessment processes of the Sub-Advisers.

1 The Pyramis Managed Risk Portfolio recently commenced operations and, therefore, the Agreement with respect to this Portfolio was not up for renewal.

MSF-23

Metropolitan Series Fund

Baillie Gifford International Stock Portfolio

Board of Trustees’ Consideration of Advisory and Sub-Advisory Agreements—(Continued)

With respect to the services provided by each of the Sub-Advisers, the Board considered, among other things, information provided to the Board by each Sub-Adviser. The Board considered the Sub-Adviser’s current level of staffing and its overall resources, as well as its compensation program. The Board reviewed each Sub-Adviser’s history and investment experience, as well as information regarding the qualifications, background and responsibilities of the Sub-Adviser’s investment and compliance personnel who provide services to the Portfolios. The Board also considered, among other things, the Sub-Adviser’s compliance program and any disciplinary history. The Board also took into account the Sub-Adviser’s risk assessment and monitoring process. The Board noted each Sub-Adviser’s regulatory history, including whether it was currently involved in any regulatory actions or investigations as well as material litigation, and any settlements and amelioratory actions undertaken, as appropriate. The Board also noted that the CCO and his staff conduct regular, periodic compliance reviews with each of the Sub-Advisers and present reports to the Independent Trustees regarding the same, which includes evaluating the regulatory compliance systems of the Sub-Advisers and procedures reasonably designed by them to help assure compliance with the federal securities laws, including issues related to late trading and market timing, best execution, fair value pricing, and proxy voting procedures, among others. The Board also took into account the financial condition of each Sub-Adviser. In its review, the Board also received and took into account information regarding any services and/or payments provided to the Adviser by the Sub-Advisers in connection with marketing activities.

The Board considered each Sub-Adviser’s investment process and philosophy. The Board took into account that each Sub-Adviser’s responsibilities include the development and maintenance of an investment program for the applicable Portfolio which is consistent with the Portfolio’s investment objectives, the selection of investment securities and the placement of orders for the purchase and sale of such securities, as well as the implementation of compliance controls related to performance of these services. The Board also reviewed each Sub-Adviser’s brokerage policies and practices.

Performance. The Board considered the performance of the Portfolios as described in the quarterly reports prepared by management, and as also analyzed in reports prepared by the Independent Trustees’ independent consultant. The Board noted that the Adviser reviews with the Board on a quarterly basis detailed information about the Portfolios’ performance results, portfolio composition and investment strategies. The Board also reviewed and considered a separate report prepared by Lipper Inc. (“Lipper”), an independent third party, which provided a statistical analysis comparing the Portfolios’ investment performance, expenses, and fees to comparable funds underlying variable insurance products (the “Performance Universe”). In addition, the Independent Trustees met separately with a representative of Bobroff Consulting, Inc., an independent consultant (“Bobroff), at a special board meeting in September 2013, to review the separate reports prepared by such consultant (“Bobroff Report”), which analyzed the report prepared by Lipper. The Board also considered each Portfolio’s more recent performance subsequent to the performance period covered by the Lipper reports, and management’s discussion of the same, including the effect of current market conditions on each Portfolio’s more recent performance.

The Board reviewed the Portfolios’ performance records and the Adviser’s and Sub-Advisers’ management styles and long-term performance records with the Portfolios and comparable funds. The Board focused particular attention on Portfolios with less favorable performance records. The Board was mindful of the Adviser’s focus on each Sub-Adviser’s performance and noted that the Adviser has been active in monitoring and responding to any performance issues with respect to the Portfolios. The Board also took into account its discussions with management regarding factors that contributed to the performance of the Portfolios.

Among other data relating specifically to the Baillie Gifford International Stock Portfolio’s performance, the Board considered that the Portfolio underperformed the median of its Performance Universe and its Lipper Index for the one-, three- and five-year periods ended June 30, 2013. The Board further considered that the Portfolio underperformed its benchmark, the MSCI AC World Index ex USA for the one-, three- and five-year periods ended October 31, 2013. The Board also took into account management’s discussion of the Portfolio’s performance. The Board further noted that the Sub-Adviser assumed portfolio management responsibilities for the Portfolio effective February 1, 2012 and that performance prior to that date represents that of the previous sub-adviser.

Fees and Expenses. The Board gave consideration to the advisory fees payable under the Advisory Agreement and the sub-advisory fees payable under each of the Sub-Advisory Agreements. In this regard, the Board reviewed the advisory fees payable on a Portfolio-by-Portfolio basis based on information provided by the Adviser. The Independent Trustees, with the assistance of Bobroff, also examined the fees paid by a Portfolio in light of fees paid to other investment managers by comparable funds, as well as considered the fees charged by the Adviser to manage other comparable funds, as applicable. The Lipper report included comparisons of the Adviser’s fee schedule with that of its peers based on an asset-based analysis of relative fee structures according to the size of the Portfolio. In addition, the Board considered the Portfolios’ advisory and sub-advisory fees and total expenses as compared to similarly situated investment companies underlying variable insurance products deemed to be comparable to the Portfolios as determined by Lipper. The Board considered a Portfolio’s ranking within a smaller group of peer funds chosen by Lipper (the “Expense Group”), as well as

MSF-24

Metropolitan Series Fund

Baillie Gifford International Stock Portfolio

Board of Trustees’ Consideration of Advisory and Sub-Advisory Agreements—(Continued)

the Portfolio’s ranking within broader groups of funds (the “Expense Universe” and the “Sub-advised Expense Universe”). The Board also considered a Portfolio’s contractual sub-advisory fees, as applicable, as compared to the Sub-advised Expense Universe as well as a smaller group of funds (the “Sub-advised Expense Group”). In comparing a Portfolio’s actual and contractual management fee to that of comparable funds, the Board noted that such fee includes both advisory and administrative fees.

The Board noted that the sub-advisory fees for the Portfolios are paid by the Adviser, not the Portfolios, out of the advisory fee. It was further noted that the Adviser negotiates such fees at arm’s length. The Board also considered that the Adviser had entered into expense limitation agreements with certain of the Portfolios, pursuant to which the Adviser has agreed to waive a portion of its advisory fee and/or reimburse certain expenses as a means of limiting a Portfolio’s total annual operating expenses. The Board further considered the amount of sub-advisory fees paid out by the Adviser and the amount of the management fees that it retained in light of the services performed by Sub-Advisers and Adviser, respectively.

With respect to the Baillie Gifford International Stock Portfolio, the Board considered that the Portfolio’s actual management fee and total expenses (exclusive of 12b-1 fees) were below the Expense Group median, the Expense Universe median and Sub-advised Expense Universe median. The Board noted that the Portfolio’s contractual management fees were above the asset-weighted average of the Expense Group at the Portfolio’s current size. The Board also noted that the Portfolio’s contractual sub-advisory fees were below the average of the Sub-advised Expense Group and Sub-advised Expense Universe at the Portfolio’s current size. In addition, the Board noted that the Adviser had recently negotiated a reduction to the Portfolio’s sub-advisory fee schedule and that the Adviser agreed to waive a corresponding portion of its advisory fee in order for contractholders to benefit from the lower sub-advisory fee effective December 1, 2013. The Board further noted that the Adviser had waived fees and/or reimbursed expenses during the past year.

Profitability. The Board examined the profitability of the Adviser on a Portfolio-by-Portfolio basis. The Board also considered that the Distributor, MetLife Investors Distribution Company, receives Rule 12b-1 payments to support the distribution of the products. The Board considered the profitability to the Sub-Advisers and their affiliates as a result of their relationships with the Portfolios, and the Board considered the ability of the Adviser to negotiate the Sub-Advisory Agreements and the fees thereunder at arm’s length. The Board also reviewed Portfolio specific data with regard to the profitability of the Portfolios to each Sub-Adviser, as available.

Economies of scale. The Board also considered the effect of the Portfolios’ growth in size on their fees. The Board noted that the fee schedules for most of the Portfolios contain breakpoints that reduce the fee rate above specified asset levels. The Board noted those Portfolios that did not contain breakpoints in the advisory fee and took into account management’s discussion of the same. The Board noted that those Portfolios with advisory fee schedules containing breakpoints generally reflect the inclusion of breakpoints in the sub-advisory fee schedule for such Portfolios. The Board considered the effective fees under the Advisory Agreement for a Portfolio as a percentage of assets at different asset levels and possible economies of scale that may be realized if the assets of the Portfolio grow. Among other data, the Board examined the effect of a Portfolio’s growth in size on various fee schedules and reviewed the Lipper and Bobroff Reports, which compared fees among peers. The Board also generally noted that if a Portfolio’s assets increase over time, the Portfolio may realize other economies of scale if assets increase proportionally more than certain other fixed expenses. In addition, the Board noted that the Adviser had taken a number of steps to date intended to share the benefits of economies of scale with contractholders.

With respect to the Baillie Gifford International Stock Portfolio, the Board noted that the Portfolio’s advisory fee and sub-advisory fee each contains breakpoints that reduce the advisory fee rate on assets above certain specified asset levels. The Board considered the fact that the Portfolio’s fee levels decline as portfolio assets increase.

Other factors. As part of its evaluation of the Adviser’s compensation, the Board considered other benefits that may be realized by the Adviser and its affiliates from their relationship with the Trusts. Among them, the Board recognized that an affiliate of the Adviser, MetLife Investors Distribution Company, serves as the Distributor for the Trusts, and, as such, receives payments pursuant to Rule 12b-1 from the Portfolios to compensate it for providing shareholder services and selling activities, which could lead to growth in the Trusts’ assets and corresponding benefits from such growth, including economies of scale. The Board also considered that affiliates of the Adviser may benefit from certain indirect tax benefits relating to dividend received deductions and foreign tax credits. In conjunction with these considerations, the Board noted the costs of providing investment management and other services to the Portfolios and the ongoing commitment of the Adviser to the Portfolios.

The Board considered other benefits that may be realized by each Sub-Adviser and its affiliates from their relationship with the Trusts, including the opportunity to provide advisory services to additional portfolios of the Trusts and reputational benefits. In conjunction with these considerations, the Board noted the costs of providing investment advisory services to the Portfolios and the ongoing commitment of the Sub-Advisers to the Portfolios.

MSF-25

Metropolitan Series Fund

Baillie Gifford International Stock Portfolio

Board of Trustees’ Consideration of Advisory and Sub-Advisory Agreements—(Continued)

The Board considered possible conflicts of interest in the form of material benefits or detriments to the Trusts resulting from the nature of the Trusts’ and the Adviser’s or the Sub-Advisers’ affiliations and the services that are provided to the Trusts, and the manner in which such conflicts were mitigated.

Conclusions. After full consideration of the factors discussed above, the Board, including a majority of the Independent Trustees, approved the Advisory Agreement and the Sub-Advisory Agreement, as applicable, with respect to each Portfolio, unless otherwise noted. In making its approvals, the Board concluded that the nature, extent and quality of services provided by the Adviser and each Sub-Adviser supported the renewal of the Agreements. The Board also concluded that the investment performance of each Fund was such that each Agreement should continue. In addition, the Board concluded that fees paid by a Portfolio to the Adviser and, if applicable, the Sub-Adviser appeared to be acceptable in light of nature, extent and quality of the services provided by the Adviser and Sub-Adviser. Further, the Board concluded that the Adviser’s profitability in providing services under the Advisory Agreements did not appear unreasonably high in light of the nature, extent and quality of the services provided by the Adviser. Finally, the Board concluded that the Advisory and Sub-Advisory fees in some measure share economies of scale with contractholders. In approving the renewal of each of the Agreements, the Board, including the Independent Trustees, did not identify any single factor as controlling, and generally attributed different weights to various factors for the various Portfolios. The Board evaluated all information available to them on a Portfolio-by-Portfolio basis, and their decisions were made separately with respect to each Portfolio.

MSF-26

Metropolitan Series Fund

Barclays Aggregate Bond Index Portfolio

Managed by MetLife Investment Management, LLC

Portfolio Manager Commentary*

PERFORMANCE

For the one year period ended December 31, 2013, the Class A, B, E, and G shares of the Barclays Aggregate Bond Index Portfolio returned -2.33%, -2.53%, -2.41%, and -2.57%, respectively. The Portfolio’s benchmark, the Barclays U.S. Aggregate Bond Index1, returned -2.02%.

MARKET ENVIRONMENT / CONDITIONS

Growing confidence in the U.S. economy, reduced central bank stimulus and an increased investor risk appetite helped buoy the equity markets and pushed fixed income markets lower in 2013. The S&P 500 Index recorded a 32% gain in 2013, and most fixed income sectors reported negative annual total returns.

The Federal Open Market Committee (the “Committee”) met eight times during the one-year period and held the target range for the federal funds rate at 0 to 0.25%, a range set in December 2008. The Committee observed that labor market conditions improved and the unemployment rate declined. The Committee determined that there was sufficient economic and labor market stability to warrant a reduction in the pace of asset purchases. The Committee pledged that, beginning in January 2014, it would add to its holding of agency mortgage-backed securities (MBS) at a pace of $35 billion per month, down from $40 billion per month, and that it would add to its holdings of longer-term Treasury securities at a pace of $40 billion per month, down from $45 billion per month. The Committee also stated that it would maintain the program of reinvesting principal payments from its retained agency debt and agency MBS into agency MBS and would continue rolling over maturing Treasury securities at auction. The Committee indicated that it would likely further shrink the pace of asset purchases at future meetings.

At the end of the one year period, the yield curve steepened, and rates were significantly higher than the 2012 year-end levels. The 2-year Treasury closed at 0.38% (up from 0.25% on December 31, 2012), and the 30-year Treasury closed at 3.97% (up from 2.95% on December 31, 2012). Investment grade credit issuance surpassed the 2012 record for annual issuance (approximately $1.1 billion).

The price of crude oil fluctuated during the one-year period. Crude oil finished the year at approximately $98 per barrel, after posting a low of approximately $87 per barrel and a high of approximately $111 per barrel.

The Commercial Mortgage-Backed Securities (CMBS) sector was the strongest performing Index sector for the year on a total return basis and the only sector to post a positive annual total return. Total returns for the Index sectors were: 0.23% for CMBS; -0.27% for Asset-Backed Securities (ABS); -1.41% for MBS; -1.53% for Corporate; -2.71% for Government-Related; and -2.75% for Treasury.

PORTFOLIO REVIEW / PERIOD END POSITIONING

The Portfolio is managed utilizing a Stratified Sampling approach where the objective is to track the performance of the Index by holding a subset of Index constituents and neutralizing exposures across key characteristics (i.e., duration, term structure, high sector, sub-sector, quality). Factors that impact tracking error include: sampling, transaction costs, and sales and redemptions of Portfolio shares.

Stacey Lituchy

Tresa Lau

Tomas Cambara

Portfolio Managers

MetLife Investment Management, LLC

* This commentary may include statements that constitute “forward-looking statements” under the U.S. securities laws. Forward-looking statements include, among other things, projections, estimates, and information about possible or future results related to the Portfolio, market or regulatory developments. The views expressed above are not guarantees of future performance or economic results and involve certain risks, uncertainties and assumptions that could cause actual outcomes and results to differ materially from the views expressed herein. The views expressed above are subject to change at any time based upon economic, market, or other conditions and the subadvisory firm undertakes no obligation to update the views expressed herein. Any discussions of specific securities should not be considered a recommendation to buy or sell those securities. The views expressed above (including any forward-looking statement) may not be relied upon as investment advice or as an indication of the Portfolio’s trading intent. Information about the Portfolio’s holdings, asset allocation or country diversification is historical and is not an indication of future Portfolio composition, which may vary. Direct investment in any index is not possible. The performance of any index mentioned in this commentary has not been adjusted for ongoing management, distribution and operating expenses, and sales charges applicable to mutual fund investments. In addition, the returns do not reflect additional fees charged by separate accounts or variable insurance contracts that an investor in the Portfolio may pay. If these additional fees were reflected, performance would have been lower.

MSF-1

Metropolitan Series Fund

Barclays Aggregate Bond Index Portfolio

A $10,000 INVESTMENT COMPARED TO THE BARCLAYS U.S. AGGREGATE BOND INDEX

AVERAGE ANNUAL RETURNS (%) (FOR THE YEAR ENDED DECEMBER 31, 2013)

	1 Year	5 Year	10 Year	Since Inception[2]
Barclays Aggregate Bond Index Portfolio
Class A	-2.33	4.00	4.31	—
Class B	-2.53	3.75	4.05	—
Class E	-2.41	3.86	4.15	—
Class G	-2.57	—	—	3.85
Barclays U.S. Aggregate Bond Index	-2.02	4.44	4.55	—

1 Barclays U.S. Aggregate Bond Index is a broad based benchmark that measures the investment grade, U.S. dollar-denominated, fixed-rate taxable bond market, including Treasuries, government-related and corporate securities, mortgage-backed securities, asset-backed securities, and commercial mortgage-backed securities.

2 Inception dates of the Class A, Class B, Class E, and Class G shares are 11/9/98,1/2/01, 5/1/01, and 4/28/09, respectively.

Portfolio performance is calculated including reinvestment of all income and capital gain distributions. Performance numbers are net of all Portfolio expenses but do not include any insurance, sales, separate account or administrative charges of variable annuity or life insurance contracts or any additional expenses that participants may bear relating to the operations of their plans. If these charges were included, the returns would be lower. The performance of any index referenced above has not been adjusted for ongoing management, distribution and operating expenses, and sales charges applicable to mutual fund investments. Direct investment in any index is not possible. The performance of Class A shares, as set forth in the line graph above, will differ from that of other classes because of the difference in expenses paid by policyholders investing in the different share classes.

This information represents past performance and is not indicative of future results. Investment return and principal value may fluctuate so that shares, upon redemption, may be worth more or less than the original cost.

PORTFOLIO COMPOSITION AS OF DECEMBER 31, 2013

Top Sectors

% of Market Value of Total Long-Term Investments
U.S. Treasury & Government Agencies	71.1
Corporate Bonds & Notes	24.5
Foreign Government	1.7
Mortgage-Backed Securities	1.7
Municipals	0.7
Asset-Backed Securities	0.3

MSF-2

Metropolitan Series Fund

Barclays Aggregate Bond Index Portfolio

Understanding Your Portfolio’s Expenses

Shareholder Expense Example

As a shareholder of the Portfolio, you incur ongoing costs, including management fees; distribution and service (12b-1) fees; and other Portfolio expenses. This example is intended to help you understand your ongoing costs (in dollars) (referred to as “expenses”) of investing in the Portfolio and compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period, July 1, 2013 through December 31, 2013.

Actual Expenses

The first line for each share class of the Portfolio in the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested in the particular share class of the Portfolio, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line for each share class of the Portfolio in the table below provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any fees or charges of your variable insurance product or any additional expenses that participants in certain eligible qualified plans may bear relating to the operations of their plan. Therefore, the second line for each share class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these other costs were included, your costs would have been higher.

Barclays Aggregate Bond Index Portfolio		Annualized Expense Ratio	Beginning Account Value July 1, 2013	Ending Account Value December 31, 2013	Expenses Paid During Period** July 1, 2013 to December 31, 2013
Class A(a)	Actual	0.27%	$1,000.00	$1,003.70	$1.36
	Hypothetical*	0.27%	$1,000.00	$1,023.84	$1.38

Class B(a)	Actual	0.52%	$1,000.00	$1,001.90	$2.62
	Hypothetical*	0.52%	$1,000.00	$1,022.58	$2.65

Class E(a)	Actual	0.42%	$1,000.00	$1,002.80	$2.12
	Hypothetical*	0.42%	$1,000.00	$1,023.09	$2.14

Class G(a)	Actual	0.57%	$1,000.00	$1,001.90	$2.88
	Hypothetical*	0.57%	$1,000.00	$1,022.33	$2.91

* Hypothetical assumes a rate of return of 5% per year before expenses.

** Expenses paid are equal to the Portfolio’s annualized expense ratio for the most recent six month period, as shown above, multiplied by the average account value over the period, multiplied by the number of days (184 days) in the most recent fiscal half-year, divided by 365 (to reflect the one-half year period).

(a) The annualized expense ratio shown reflects the impact of the management fee waiver as described in Note 5 of the Notes to Financial Statements.

MSF-3

Metropolitan Series Fund

Barclays Aggregate Bond Index Portfolio

Schedule of Investments as of December 31, 2013

U.S. Treasury & Government Agencies—70.1% of Net Assets

Security Description	Principal Amount*	Value

Agency Sponsored Mortgage-Backed—29.4%
Fannie Mae 15 Yr. Pool
2.500%, 12/01/27	5,978,257	$5,924,722
2.500%, 02/01/28	4,478,987	4,437,960
2.500%, 07/01/28	7,698,203	7,629,164
2.500%, 10/01/28	4,951,401	4,906,995
3.000%, 01/01/27	2,623,426	2,679,557
3.000%, 02/01/27	4,326,685	4,419,316
3.000%, 03/01/27	2,156,571	2,202,741
3.500%, 02/01/26	4,182,871	4,377,212
3.500%, 03/01/26	1,649,097	1,725,716
4.000%, 04/01/19	215,638	228,393
4.000%, 05/01/19	438,668	464,614
4.000%, 01/01/20	471,656	499,660
4.000%, 06/01/24	1,015,220	1,075,795
4.000%, 08/01/25	1,526,084	1,617,337
4.500%, 07/01/18	693,440	737,864
4.500%, 05/01/19	241,087	256,577
4.500%, 08/01/24	1,097,089	1,168,042
4.500%, 06/01/25	2,065,763	2,199,620
5.000%, 06/01/18	189,380	201,729
5.000%, 01/01/19	461,195	491,389
5.000%, 02/01/20	430,228	458,381
5.000%, 01/01/22	511,452	544,991
5.000%, 02/01/24	1,513,358	1,612,226
5.500%, 11/01/17	97,236	104,467
5.500%, 02/01/18	65,301	70,745
5.500%, 04/01/18	536,117	580,809
6.000%, 03/01/14	433	433
6.000%, 06/01/14	248	249
6.000%, 07/01/14	1,146	1,150
6.000%, 09/01/17	185,250	199,936
6.500%, 06/01/14	267	268
6.500%, 04/01/17	537,252	565,474
7.000%, 02/01/14	11	11
7.500%, 08/01/15	1,918	1,967
Fannie Mae 20 Yr. Pool
3.000%, 02/01/33	2,712,235	2,672,213
3.500%, 04/01/32	2,910,588	2,979,183
4.000%, 02/01/31	1,561,373	1,636,740
4.500%, 08/01/30	1,066,464	1,139,255
5.000%, 02/01/24	353,802	385,600
5.000%, 09/01/25	350,933	382,470
5.500%, 07/01/23	255,007	280,452
5.500%, 01/01/24	164,884	181,337
5.500%, 07/01/24	464,754	512,247
7.000%, 10/01/21	23,206	25,878
Fannie Mae 30 Yr. Pool
2.750%, 11/01/43	2,889,448	2,976,276
3.000%, 08/01/42	1,936,279	1,843,840
3.000%, 09/01/42	3,052,014	2,906,309
3.000%, 11/01/42	3,632,425	3,459,010
3.000%, 12/01/42	6,454,158	6,146,032
3.000%, 01/01/43	1,740,149	1,657,073
3.000%, 02/01/43	5,624,429	5,346,669
3.000%, 03/01/43	7,426,180	7,071,303
3.000%, 07/01/43	8,030,784	7,647,014

Agency Sponsored Mortgage-Backed—(Continued)
Fannie Mae 30 Yr. Pool
3.000%, 09/01/43	4,131,751	3,934,306
3.500%, 12/01/40	3,101,193	3,088,733
3.500%, 03/01/42	1,921,112	1,913,378
3.500%, 04/01/42	4,199,816	4,176,387
3.500%, 05/01/42	5,158,640	5,137,872
3.500%, 06/01/42	3,802,271	3,786,963
3.500%, 08/01/42	2,595,285	2,584,837
3.500%, 09/01/42	6,402,684	6,376,908
3.500%, 10/01/42	3,479,345	3,465,337
3.500%, 01/01/43	3,042,336	3,030,088
3.500%, 02/01/43	4,837,834	4,818,357
3.500%, 06/01/43	2,870,412	2,858,832
4.000%, 08/01/39	2,389,899	2,466,392
4.000%, 09/01/39	1,792,687	1,850,065
4.000%, 12/01/39	2,327,525	2,402,021
4.000%, 06/01/40	2,095,591	2,162,763
4.000%, 09/01/40	1,498,961	1,547,008
4.000%, 12/01/40	9,310,359	9,608,790
4.000%, 01/01/41	5,788,942	5,974,564
4.000%, 12/01/41	2,545,278	2,626,920
4.000%, 02/01/42	2,631,189	2,730,503
4.000%, 09/01/43	3,767,911	3,889,324
4.500%, 08/01/33	452,091	479,921
4.500%, 10/01/33	512,799	544,366
4.500%, 04/01/34	291,194	309,157
4.500%, 01/01/39	431,476	457,622
4.500%, 07/01/39	2,936,606	3,116,134
4.500%, 09/01/39	5,002,949	5,308,803
4.500%, 10/01/39	1,983,121	2,104,359
4.500%, 05/01/40	2,466,284	2,617,341
4.500%, 11/01/40	2,480,736	2,632,679
4.500%, 12/01/40	3,438,417	3,649,017
4.500%, 04/01/41	4,490,657	4,766,165
4.500%, 05/01/41	2,260,542	2,399,229
5.000%, 07/01/33	352,138	384,718
5.000%, 08/01/33	880,840	962,335
5.000%, 09/01/33	471,339	514,947
5.000%, 10/01/33	3,647,016	3,984,436
5.000%, 03/01/34	532,178	581,415
5.000%, 04/01/34	1,282,578	1,399,430
5.000%, 05/01/34	209,927	228,822
5.000%, 09/01/34	524,853	572,094
5.000%, 02/01/35	465,286	507,165
5.000%, 04/01/35	327,539	356,144
5.000%, 05/01/35	97,637	106,165
5.000%, 11/01/35	418,392	454,932
5.000%, 03/01/36	1,379,193	1,499,645
5.000%, 07/01/37	1,256,528	1,365,830
5.000%, 01/01/39	1,194,638	1,298,308
5.000%, 04/01/40	3,361,991	3,670,831
5.000%, 07/01/41	2,591,797	2,833,568
5.500%, 07/01/25	381,844	421,844
5.500%, 10/01/32	62,393	68,995
5.500%, 02/01/33	290,489	320,919
5.500%, 03/01/33	711,267	785,777

See accompanying notes to financial statements.

MSF-4

Metropolitan Series Fund

Barclays Aggregate Bond Index Portfolio

Schedule of Investments as of December 31, 2013

U.S. Treasury & Government Agencies—(Continued)

Security Description	Principal Amount*	Value

Agency Sponsored Mortgage-Backed—(Continued)
Fannie Mae 30 Yr. Pool
5.500%, 05/01/33	2,203,793	$2,434,655
5.500%, 08/01/33	1,240,970	1,370,970
5.500%, 10/01/33	170,910	188,814
5.500%, 12/01/33	1,578,885	1,744,283
5.500%, 02/01/34	604,474	667,694
5.500%, 03/01/34	274,265	302,950
5.500%, 04/01/34	128,792	142,262
5.500%, 06/01/34	467,314	516,189
5.500%, 09/01/34	462,484	510,853
5.500%, 12/01/34	1,153,590	1,274,240
5.500%, 01/01/35	381,614	421,526
5.500%, 02/01/35	837,393	924,973
5.500%, 04/01/35	488,811	537,387
5.500%, 06/01/35	1,787,930	1,965,608
5.500%, 01/01/37	704,545	774,098
5.500%, 05/01/37	298,957	328,471
5.500%, 05/01/38	387,703	426,024
5.500%, 06/01/38	402,637	442,434
5.500%, 07/01/38	379,384	416,883
6.000%, 08/01/28	3,770	4,233
6.000%, 11/01/28	1,228	1,379
6.000%, 12/01/28	1,783	2,002
6.000%, 06/01/31	76,815	86,339
6.000%, 09/01/32	198,379	222,914
6.000%, 01/01/33	54,100	60,791
6.000%, 02/01/33	112,006	125,849
6.000%, 03/01/33	194,645	218,702
6.000%, 04/01/33	453,504	509,555
6.000%, 05/01/33	416,470	467,943
6.000%, 05/01/34	557,673	626,119
6.000%, 09/01/34	472,407	530,388
6.000%, 11/01/34	738,855	829,539
6.000%, 01/01/35	366,671	407,518
6.000%, 07/01/36	156,883	173,977
6.000%, 09/01/36	402,904	446,802
6.000%, 07/01/37	535,951	594,229
6.000%, 08/01/37	593,159	657,659
6.000%, 09/01/37	1,513,176	1,677,716
6.000%, 10/01/37	559,948	620,836
6.000%, 05/01/38	1,805,902	2,002,273
6.000%, 12/01/38	493,220	546,807
6.500%, 05/01/28	92,960	105,577
6.500%, 12/01/28	232,990	264,612
6.500%, 03/01/29	6,708	7,617
6.500%, 04/01/29	43,597	49,507
6.500%, 05/01/29	9,661	10,970
6.500%, 08/01/29	1,803	2,048
6.500%, 05/01/30	34,170	38,803
6.500%, 09/01/31	6,688	7,570
6.500%, 02/01/32	8,069	8,413
6.500%, 06/01/32	57,760	65,365
6.500%, 09/01/33	23,389	26,461
6.500%, 10/01/33	138,811	157,044
6.500%, 10/01/34	504,444	570,701
6.500%, 10/01/37	293,342	325,859

Agency Sponsored Mortgage-Backed—(Continued)
Fannie Mae 30 Yr. Pool
7.000%, 06/01/26	938	1,037
7.000%, 06/01/28	31,130	35,866
7.000%, 10/01/29	17,983	20,721
7.000%, 12/01/29	4,069	4,689
7.000%, 04/01/32	18,002	20,687
7.000%, 06/01/32	78,510	90,218
7.000%, 10/01/37	373,547	421,093
7.500%, 09/01/25	7,550	8,790
7.500%, 06/01/26	8,442	9,292
7.500%, 09/01/27	1,091	1,131
7.500%, 07/01/29	19,791	22,732
7.500%, 10/01/29	8,855	9,860
8.000%, 10/01/26	476	508
8.000%, 11/01/29	311	377
8.000%, 05/01/30	18,861	19,913
8.000%, 11/01/30	4,941	5,744
8.000%, 01/01/31	7,463	8,602
8.000%, 02/01/31	10,458	12,156
Fannie Mae ARM Pool
2.780%, 02/01/42 (a)	3,356,275	3,456,752
3.129%, 10/01/41 (a)	1,312,921	1,378,432
3.490%, 05/01/41 (a)	2,496,427	2,639,263
Freddie Mac 15 Yr. Gold Pool
2.500%, 12/01/27	2,648,546	2,626,892
2.500%, 02/01/28	4,573,125	4,538,709
2.500%, 04/01/28	3,500,937	3,472,266
3.000%, 03/01/27	2,491,130	2,538,614
3.000%, 05/01/27	3,140,983	3,200,951
3.000%, 11/01/28	3,840,927	3,914,484
3.500%, 12/01/25	3,061,128	3,193,320
3.500%, 05/01/26	1,234,217	1,287,591
4.000%, 06/01/19	409,103	431,596
4.000%, 05/01/25	1,909,435	2,016,874
4.000%, 08/01/25	1,041,941	1,100,569
4.000%, 10/01/25	891,330	941,483
4.500%, 09/01/18	402,691	427,199
4.500%, 10/01/18	842,098	893,349
4.500%, 04/01/19	613,575	651,031
4.500%, 06/01/19	338,919	359,607
4.500%, 08/01/19	137,142	145,514
5.000%, 05/01/18	979,401	1,041,985
5.000%, 12/01/18	166,745	177,399
5.000%, 06/01/19	480,754	512,819
5.500%, 11/01/17	87,710	94,431
5.500%, 01/01/24	966,511	1,056,954
6.000%, 04/01/16	5,033	5,380
6.000%, 05/01/17	97,116	104,803
7.000%, 12/01/15	1,459	1,463
7.500%, 03/01/16	7,487	7,806
Freddie Mac 20 Yr. Gold Pool
3.000%, 04/01/33	4,161,468	4,110,455
3.500%, 04/01/32	4,218,508	4,304,893
4.000%, 01/01/31	1,640,189	1,721,573
4.000%, 08/01/31	1,703,416	1,787,937
4.500%, 05/01/29	551,354	587,937
5.000%, 03/01/27	225,867	243,933

See accompanying notes to financial statements.

MSF-5

Metropolitan Series Fund

Barclays Aggregate Bond Index Portfolio

Schedule of Investments as of December 31, 2013

U.S. Treasury & Government Agencies—(Continued)

Security Description	Principal Amount*	Value

Agency Sponsored Mortgage-Backed—(Continued)
Freddie Mac 30 Yr. Gold Pool
2.500%, 07/01/43	3,385,227	$3,059,924
3.000%, 10/01/42	3,530,461	3,352,013
3.000%, 01/01/43	3,224,327	3,061,354
3.000%, 03/01/43	7,349,486	6,975,355
3.000%, 04/01/43	6,076,082	5,768,750
3.000%, 06/01/43	2,079,939	1,974,734
3.500%, 01/01/42	2,241,828	2,226,912
3.500%, 03/01/42	1,967,792	1,954,699
3.500%, 08/01/42	6,567,076	6,526,348
3.500%, 02/01/43	2,706,877	2,688,867
3.500%, 05/01/43	4,865,727	4,835,497
3.500%, 06/01/43	2,828,842	2,811,267
4.000%, 06/01/39	2,016,936	2,075,532
4.000%, 12/01/39	2,575,080	2,649,891
4.000%, 11/01/40	2,321,099	2,388,698
4.000%, 04/01/41	2,171,830	2,235,114
4.000%, 09/01/41	2,345,221	2,413,557
4.000%, 11/01/41	2,378,961	2,448,279
4.000%, 10/01/43	4,790,497	4,932,194
4.500%, 10/01/35	1,055,937	1,118,376
4.500%, 06/01/38	1,582,667	1,676,251
4.500%, 02/01/39	1,018,382	1,078,943
4.500%, 03/01/39	1,127,320	1,194,359
4.500%, 04/01/39	1,270,788	1,346,359
4.500%, 09/01/39	1,409,153	1,492,953
4.500%, 11/01/39	1,452,706	1,539,095
4.500%, 01/01/40	932,355	988,469
4.500%, 05/01/40	1,676,126	1,777,003
4.500%, 11/01/40	1,839,806	1,950,535
4.500%, 02/01/41	1,324,641	1,404,475
4.500%, 05/01/41	1,391,534	1,475,400
4.500%, 06/01/41	1,062,579	1,126,619
4.500%, 12/01/43	2,778,345	2,945,352
5.000%, 10/01/33	932,689	1,012,190
5.000%, 03/01/34	262,309	284,344
5.000%, 08/01/35	1,316,934	1,423,913
5.000%, 09/01/35	573,744	620,351
5.000%, 10/01/35	488,906	528,621
5.000%, 01/01/36	1,110,472	1,200,679
5.000%, 04/01/38	707,405	764,576
5.000%, 11/01/39	2,876,032	3,111,590
5.000%, 05/01/40	3,762,400	4,084,731
5.500%, 06/01/34	1,002,838	1,103,963
5.500%, 10/01/35	587,094	642,905
5.500%, 12/01/35	1,307,998	1,432,339
5.500%, 01/01/36	1,072,601	1,172,915
5.500%, 12/01/37	900,528	983,723
5.500%, 04/01/38	4,620,072	5,047,922
5.500%, 07/01/38	594,869	649,958
5.500%, 08/01/38	1,067,277	1,166,114
6.000%, 11/01/28	17,209	19,385
6.000%, 12/01/28	12,709	14,315
6.000%, 02/01/29	26,383	29,727
6.000%, 04/01/29	9,219	10,387
6.000%, 05/01/29	2,179	2,455

Agency Sponsored Mortgage-Backed—(Continued)
Freddie Mac 30 Yr. Gold Pool
6.000%, 06/01/31	3,613	4,054
6.000%, 07/01/31	1,484	1,665
6.000%, 09/01/31	72,717	81,591
6.000%, 04/01/32	224,322	251,654
6.000%, 11/01/32	49,670	55,722
6.000%, 06/01/34	304,383	341,294
6.000%, 11/01/35	153,610	172,092
6.000%, 02/01/36	332,344	367,326
6.000%, 08/01/36	334,419	369,620
6.000%, 10/01/36	446,741	493,764
6.000%, 11/01/36	260,241	287,634
6.000%, 01/01/37	315,912	349,164
6.000%, 02/01/38	434,117	479,871
6.000%, 11/01/39	3,953,028	4,368,773
6.000%, 04/01/40	981,857	1,085,340
6.500%, 02/01/30	10,044	11,408
6.500%, 08/01/31	17,341	19,607
6.500%, 10/01/31	7,889	8,791
6.500%, 11/01/31	37,480	42,379
6.500%, 03/01/32	562,236	635,637
6.500%, 04/01/32	507,531	573,791
6.500%, 09/01/36	909,722	1,014,649
6.500%, 11/01/37	663,342	739,665
7.000%, 12/01/27	2,351	2,661
7.000%, 11/01/28	6,450	7,316
7.000%, 04/01/29	6,973	7,889
7.000%, 05/01/29	1,617	1,829
7.000%, 06/01/29	6,603	7,470
7.000%, 07/01/29	3,170	3,587
7.000%, 01/01/31	110,661	125,233
7.500%, 08/01/24	26,684	27,823
7.500%, 10/01/27	15,191	17,331
7.500%, 10/01/29	24,363	28,937
7.500%, 05/01/30	15,106	17,204
8.000%, 02/01/27	5,795	6,911
8.000%, 10/01/28	10,617	12,458
Ginnie Mae I 15 Yr. Pool
3.000%, 08/15/28	4,685,812	4,809,677
5.000%, 10/15/20	527,707	564,894
5.000%, 01/15/21	340,129	364,671
Ginnie Mae I 30 Yr. Pool
3.000%, 11/15/42	4,421,086	4,280,476
3.000%, 12/15/42	3,126,678	3,027,236
3.000%, 02/15/43	2,718,247	2,630,290
3.000%, 03/15/43	3,657,508	3,540,372
3.000%, 05/15/43	4,730,578	4,579,075
3.000%, 07/15/43	3,052,097	2,954,350
3.500%, 01/15/42	4,575,167	4,623,148
3.500%, 02/15/42	2,277,557	2,301,442
3.500%, 03/15/42	3,358,872	3,391,119
3.500%, 05/15/42	2,920,036	2,950,658
3.500%, 09/15/42	2,650,640	2,678,437
3.500%, 05/15/43	2,929,268	2,960,100
4.000%, 07/15/39	4,037,283	4,208,475
4.000%, 07/15/40	2,631,644	2,740,998

See accompanying notes to financial statements.

MSF-6

Metropolitan Series Fund

Barclays Aggregate Bond Index Portfolio

Schedule of Investments as of December 31, 2013

U.S. Treasury & Government Agencies—(Continued)

Security Description	Principal Amount*	Value

Agency Sponsored Mortgage-Backed—(Continued)
Ginnie Mae I 30 Yr. Pool
4.000%, 03/15/41	2,056,499	$2,141,710
4.000%, 10/15/41	4,157,344	4,329,603
4.500%, 01/15/39	750,507	802,248
4.500%, 04/15/39	1,816,931	1,942,193
4.500%, 05/15/39	4,377,190	4,678,959
4.500%, 08/15/39	1,860,334	1,988,588
4.500%, 01/15/40	2,117,826	2,266,080
4.500%, 04/15/40	2,266,378	2,425,031
4.500%, 02/15/41	1,532,170	1,637,256
4.500%, 04/15/41	1,518,469	1,622,616
5.000%, 12/15/35	673,849	738,440
5.000%, 12/15/36	568,627	620,826
5.000%, 01/15/39	2,436,602	2,659,149
5.000%, 02/15/39	578,635	633,389
5.000%, 08/15/39	3,710,729	4,061,862
5.000%, 09/15/39	783,917	858,097
5.000%, 12/15/39	1,350,070	1,477,823
5.000%, 05/15/40	2,740,861	3,011,754
5.500%, 03/15/36	766,829	848,055
5.500%, 01/15/37	1,230,855	1,360,646
5.500%, 11/15/37	869,729	961,440
5.500%, 09/15/38	646,334	714,209
5.500%, 08/15/39	2,344,439	2,599,331
6.000%, 01/15/29	8,617	9,859
6.000%, 01/15/33	359,790	409,170
6.000%, 03/15/35	418,027	469,810
6.000%, 12/15/35	266,519	299,534
6.000%, 06/15/36	399,105	448,075
6.000%, 09/15/36	527,916	592,690
6.000%, 07/15/38	2,014,862	2,261,767
6.500%, 05/15/23	3,316	3,849
6.500%, 02/15/27	48,059	54,721
6.500%, 07/15/28	15,200	17,526
6.500%, 08/15/28	19,506	22,491
6.500%, 11/15/28	13,257	15,285
6.500%, 12/15/28	11,765	13,565
6.500%, 07/15/29	2,389	2,751
6.500%, 05/15/36	316,110	357,860
7.000%, 01/15/28	2,732	3,181
7.000%, 04/15/28	3,467	4,037
7.000%, 05/15/28	19,337	22,517
7.000%, 06/15/28	11,600	13,509
7.000%, 10/15/28	10,510	12,238
7.000%, 06/15/29	2,211	2,574
7.000%, 09/15/29	21,969	25,582
7.000%, 01/15/31	1,444	1,679
7.000%, 03/15/31	29,809	34,662
7.000%, 07/15/31	663,894	771,989
7.000%, 08/15/31	98,709	114,781
7.000%, 02/15/32	32,813	37,857
7.000%, 07/15/32	42,927	49,525
7.500%, 08/15/29	475	477
7.500%, 04/15/30	8,993	9,242
8.000%, 08/15/26	4,091	4,702
8.000%, 09/15/26	5,101	5,834

Agency Sponsored Mortgage-Backed—(Continued)
Ginnie Mae I 30 Yr. Pool
8.000%, 05/15/27	1,528	1,574
8.000%, 06/15/29	24,633	26,778
9.000%, 11/15/24	15,021	16,357
Ginnie Mae II 30 Yr. Pool
3.000%, 12/20/42	4,052,698	3,927,513
3.000%, 03/20/43	4,977,965	4,823,243
3.500%, 12/20/41	2,944,607	2,975,269
3.500%, 08/20/42	2,774,167	2,806,715
3.500%, 01/20/43	8,194,132	8,285,938
3.500%, 04/20/43	2,885,009	2,918,992
4.000%, 11/20/40	3,112,162	3,246,498
4.000%, 12/20/40	2,799,464	2,920,302
4.000%, 11/20/43	2,844,397	2,964,394
4.500%, 08/20/40	3,073,480	3,294,796
4.500%, 12/20/40	1,733,407	1,858,227
4.500%, 04/20/41	1,737,834	1,859,599
4.500%, 03/20/42	1,296,766	1,387,627
4.500%, 10/20/43	2,782,524	2,979,806
5.000%, 08/20/40	1,363,272	1,497,905
5.000%, 10/20/40	1,308,178	1,437,371
6.500%, 06/20/31	40,847	46,813
6.500%, 11/20/38	1,184,624	1,340,830
7.500%, 02/20/28	4,685	5,547

		591,802,556

Federal Agencies—4.9%
Federal Farm Credit Bank
4.875%, 12/16/15	4,500,000	4,891,794
Federal Home Loan Banks
0.375%, 06/24/16 (b)	10,040,000	9,996,769
4.875%, 05/17/17 (b)	4,420,000	4,984,138
5.375%, 05/18/16	2,900,000	3,229,777
Federal Home Loan Mortgage Corp.
0.875%, 03/07/18 (b)	17,000,000	16,573,456
1.250%, 10/02/19 (b)	3,000,000	2,847,089
4.750%, 01/19/16 (b)	2,850,000	3,102,471
5.125%, 11/17/17 (b)	3,530,000	4,037,423
5.625%, 11/23/35	1,040,000	1,093,238
Federal National Mortgage Association
0.500%, 03/30/16 (b)	9,450,000	9,451,194
0.550%, 02/27/15	4,990,000	4,992,155
0.875%, 05/21/18 (b)	10,160,000	9,850,796
5.375%, 07/15/16 (b)	5,870,000	6,568,678
5.375%, 06/12/17	8,300,000	9,488,990
6.625%, 11/15/30 (b)	2,450,000	3,199,014
Tennessee Valley Authority
5.250%, 09/15/39	3,350,000	3,563,578

		97,870,560

U.S. Treasury—35.8%
U.S. Treasury Bonds
2.750%, 08/15/42	2,020,000	1,600,729
2.875%, 05/15/43 (b)	4,760,000	3,857,504
3.125%, 02/15/42	1,800,000	1,551,816

See accompanying notes to financial statements.

MSF-7

Metropolitan Series Fund

Barclays Aggregate Bond Index Portfolio

Schedule of Investments as of December 31, 2013

U.S. Treasury & Government Agencies—(Continued)

Security Description	Principal Amount*	Value

U.S. Treasury—(Continued)
U.S. Treasury Bonds
3.125%, 02/15/43	3,270,000	$2,799,578
3.500%, 02/15/39	2,080,000	1,958,861
3.750%, 08/15/41 (b)	1,830,000	1,783,994
3.875%, 08/15/40	10,380,000	10,382,595
4.250%, 11/15/40 (b)	7,280,000	7,746,575
4.375%, 11/15/39	3,900,000	4,238,013
4.375%, 05/15/40	5,220,000	5,670,956
4.375%, 05/15/41 (b)	5,850,000	6,347,075
4.500%, 02/15/36 (b)	5,675,000	6,315,197
4.500%, 05/15/38	4,950,000	5,488,808
5.000%, 05/15/37 (b)	2,760,000	3,284,345
5.250%, 02/15/29 (b)	750,000	902,625
5.375%, 02/15/31	3,075,000	3,768,289
6.125%, 11/15/27 (b)	5,750,000	7,480,463
6.250%, 08/15/23 (b)	7,700,000	9,890,266
6.375%, 08/15/27	2,800,000	3,717,252
6.500%, 11/15/26	1,000,000	1,335,630
7.125%, 02/15/23 (b)	6,100,000	8,224,996
7.250%, 08/15/22 (b)	6,120,000	8,267,692
7.875%, 02/15/21 (b)	4,450,000	6,053,424
8.000%, 11/15/21	2,920,000	4,055,588
8.125%, 08/15/19	2,645,000	3,523,642
8.125%, 08/15/21 (b)	1,250,000	1,738,662
8.500%, 02/15/20	6,700,000	9,183,958
8.750%, 08/15/20 (b)	1,000,000	1,403,200
8.875%, 02/15/19 (b)	10,215,000	13,806,492
9.125%, 05/15/18	1,600,000	2,122,128
9.250%, 02/15/16	1,375,000	1,630,681
U.S. Treasury Notes
0.250%, 12/15/14 (b)	7,000,000	7,005,740
0.375%, 11/15/14	7,980,000	7,995,003
0.375%, 03/15/15	8,020,000	8,036,201
0.625%, 05/31/17	5,000,000	4,935,150
0.625%, 08/31/17	21,700,000	21,293,342
0.625%, 04/30/18 (b)	5,000,000	4,822,050
0.875%, 11/30/16 (b)	23,800,000	23,877,827
1.000%, 08/31/16	11,820,000	11,930,753
1.000%, 09/30/16	13,850,000	13,970,079
1.000%, 10/31/16	7,010,000	7,063,416
1.000%, 03/31/17	7,850,000	7,867,741
1.250%, 08/31/15 (b)	5,850,000	5,943,541
1.250%, 09/30/15	7,750,000	7,872,295
1.375%, 11/30/15	19,400,000	19,776,748
1.375%, 09/30/18 (b)	12,890,000	12,731,066
1.625%, 11/15/22 (b)	5,000,000	4,512,450
1.750%, 07/31/15	6,700,000	6,856,579
1.750%, 05/15/22 (b)	4,900,000	4,530,050
1.750%, 05/15/23 (b)	6,420,000	5,785,897
1.875%, 06/30/15	6,700,000	6,863,212
1.875%, 09/30/17	15,900,000	16,307,357
2.000%, 11/15/21	10,950,000	10,449,476
2.000%, 02/15/22 (b)	3,800,000	3,605,212
2.000%, 02/15/23	6,900,000	6,399,681
2.125%, 05/31/15	12,000,000	12,320,280
2.125%, 02/29/16	4,790,000	4,964,931

U.S. Treasury—(Continued)
U.S. Treasury Notes
2.125%, 08/15/21	8,710,000	8,436,854
2.375%, 02/28/15	15,000,000	15,376,800
2.375%, 03/31/16 (b)	20,560,000	21,447,368
2.375%, 05/31/18 (b)	31,000,000	32,182,031
2.500%, 04/30/15 (b)	5,980,000	6,160,776
2.500%, 08/15/23	14,400,000	13,826,880
2.625%, 02/29/16	2,510,000	2,629,526
2.625%, 04/30/16	17,800,000	18,672,200
2.625%, 08/15/20 (b)	6,000,000	6,123,240
2.750%, 05/31/17 (b)	9,840,000	10,417,805
3.000%, 08/31/16	8,350,000	8,869,620
3.000%, 09/30/16 (b)	18,100,000	19,238,852
3.000%, 02/28/17	14,980,000	15,961,340
3.125%, 05/15/19	3,000,000	3,197,190
3.250%, 05/31/16	8,230,000	8,764,456
3.375%, 11/15/19 (b)	4,350,000	4,679,338
3.500%, 02/15/18	4,000,000	4,343,040
3.500%, 05/15/20	7,790,000	8,404,398
3.625%, 02/15/20 (b)	17,190,000	18,712,346
3.750%, 11/15/18	4,550,000	4,994,216
3.875%, 05/15/18	4,700,000	5,180,857
4.000%, 02/15/15	27,230,000	28,389,180
4.000%, 08/15/18	9,620,000	10,671,466
4.250%, 08/15/15	2,300,000	2,447,384
4.250%, 11/15/17 (b)	4,700,000	5,233,638
4.500%, 11/15/15 (b)	8,950,000	9,643,267
4.500%, 02/15/16	4,520,000	4,911,070
4.625%, 02/15/17	8,475,000	9,451,319
4.875%, 08/15/16 (b)	8,330,000	9,253,631
5.125%, 05/15/16	4,830,000	5,351,881

		720,819,080

Total U.S. Treasury & Government Agencies (Cost $1,385,377,051)		1,410,492,196

Corporate Bonds & Notes—24.1%

Aerospace/Defense—0.4%
Boeing Co. (The) 7.250%, 06/15/25 (b)	460,000	577,120
Lockheed Martin Corp. 6.150%, 09/01/36 (b)	1,700,000	1,926,735
Northrop Grumman Systems Corp. 7.750%, 02/15/31	515,000	657,453
Raytheon Co. 3.125%, 10/15/20	1,000,000	1,001,664
United Technologies Corp.
4.500%, 06/01/42	2,645,000	2,564,115
4.875%, 05/01/15	900,000	951,436
7.500%, 09/15/29	200,000	267,144

		7,945,667

See accompanying notes to financial statements.

MSF-8

Metropolitan Series Fund

Barclays Aggregate Bond Index Portfolio

Schedule of Investments as of December 31, 2013

Corporate Bonds & Notes—(Continued)

Security Description	Principal Amount*	Value

Agriculture—0.2%
Altria Group, Inc.
9.700%, 11/10/18	750,000	$985,985
Archer-Daniels-Midland Co. 4.479%, 03/01/21	2,000,000	2,115,646
Philip Morris International, Inc.
4.500%, 03/26/20	925,000	1,000,217
6.875%, 03/17/14 (b)	755,000	765,054

		4,866,902

Auto Manufacturers—0.2%
Daimler Finance North America LLC 8.500%, 01/18/31	1,050,000	1,530,838
Ford Motor Co. 7.450%, 07/16/31	2,200,000	2,714,038

		4,244,876

Banks—5.2%
American Express Centurion Bank 0.875%, 11/13/15	3,000,000	3,002,167
Bank of America Corp.
4.100%, 07/24/23	2,905,000	2,905,582
5.750%, 08/15/16	2,850,000	3,139,661
5.875%, 02/07/42 (b)	3,000,000	3,395,842
6.500%, 08/01/16	1,750,000	1,974,894
Bank of New York Mellon Corp. (The) 5.450%, 05/15/19 (b)	2,000,000	2,285,336
Barclays Bank plc 5.000%, 09/22/16 (b)	1,750,000	1,926,948
BB&T Corp. 3.200%, 03/15/16	1,865,000	1,955,701
BNP Paribas S.A. 5.000%, 01/15/21 (b)	3,225,000	3,533,478
Capital One Financial Corp. 6.750%, 09/15/17 (b)	1,200,000	1,398,455
Citigroup, Inc.
5.375%, 08/09/20	2,200,000	2,488,792
5.850%, 08/02/16 (b)	500,000	554,750
6.125%, 11/21/17	1,700,000	1,958,478
6.125%, 05/15/18 (b)	1,900,000	2,201,649
Credit Suisse 4.375%, 08/05/20 (b)	2,611,000	2,806,952
Deutsche Bank AG 6.000%, 09/01/17	1,500,000	1,714,625
Fifth Third Bancorp 8.250%, 03/01/38	1,175,000	1,556,692
Goldman Sachs Group, Inc. (The)
3.625%, 02/07/16	2,825,000	2,962,669
6.000%, 06/15/20	2,000,000	2,291,967
6.125%, 02/15/33 (b)	2,075,000	2,333,835
6.250%, 09/01/17	760,000	869,630
6.450%, 05/01/36	2,000,000	2,110,801
HSBC Holdings plc
5.100%, 04/05/21	2,556,000	2,849,530
6.500%, 09/15/37	905,000	1,064,738

Banks—(Continued)
JPMorgan Chase & Co.
3.250%, 09/23/22	2,850,000	2,722,689
4.950%, 03/25/20	2,650,000	2,932,602
6.300%, 04/23/19	1,900,000	2,237,501
JPMorgan Chase Bank N.A. 6.000%, 10/01/17	2,700,000	3,089,513
KFW
1.000%, 06/11/18 (b)	3,536,000	3,445,062
1.250%, 02/15/17 (b)	3,000,000	3,030,432
2.375%, 08/25/21 (b)	1,945,000	1,881,110
2.625%, 02/16/16	2,791,000	2,910,089
2.750%, 09/08/20 (b)	2,300,000	2,322,145
4.875%, 01/17/17 (b)	2,900,000	3,242,638
Lloyds TSB Bank plc
6.375%, 01/21/21 (b)	1,500,000	1,766,780
Morgan Stanley
5.625%, 09/23/19	1,900,000	2,151,219
7.250%, 04/01/32	1,850,000	2,306,980
7.300%, 05/13/19	2,460,000	2,989,101
PNC Bank N.A.
4.875%, 09/21/17	1,000,000	1,097,409
5.250%, 01/15/17 (b)	1,600,000	1,760,636
State Street Bank and Trust Co.
5.300%, 01/15/16	300,000	324,283
SunTrust Banks, Inc.
3.600%, 04/15/16	1,450,000	1,527,791
Wachovia Corp.
5.750%, 06/15/17	700,000	798,856
Wells Fargo & Co.
3.676%, 06/15/16	2,775,000	2,953,592
5.000%, 11/15/14	2,000,000	2,075,514
Wells Fargo Bank N.A.
5.950%, 08/26/36	1,900,000	2,172,206
Westpac Banking Corp.
3.000%, 12/09/15	2,000,000	2,087,011

		105,108,331

Beverages—0.4%
Anheuser-Busch Cos. LLC
5.000%, 01/15/15	1,950,000	2,039,434
6.450%, 09/01/37	880,000	1,063,350
Coca-Cola Co. (The)
3.150%, 11/15/20	280,000	282,982
3.200%, 11/01/23 (b)	3,000,000	2,899,540
Diageo Finance B.V.
5.300%, 10/28/15	870,000	941,842
Pepsi Bottling Group, Inc. (The)
7.000%, 03/01/29	300,000	376,243
PepsiCo, Inc.
5.000%, 06/01/18	1,000,000	1,126,752

		8,730,143

See accompanying notes to financial statements.

MSF-9

Metropolitan Series Fund

Barclays Aggregate Bond Index Portfolio

Schedule of Investments as of December 31, 2013

Corporate Bonds & Notes—(Continued)

Security Description	Principal Amount*	Value

Biotechnology—0.1%
Amgen, Inc.
5.700%, 02/01/19	850,000	$980,483
6.150%, 06/01/18	1,650,000	1,925,294

		2,905,777

Building Materials—0.1%
CRH America, Inc.
6.000%, 09/30/16	900,000	1,008,172

Chemicals—0.4%
Dow Chemical Co. (The)
4.250%, 11/15/20	2,750,000	2,916,819
9.400%, 05/15/39	650,000	976,894
E. I. du Pont de Nemours & Co.
5.600%, 12/15/36	1,000,000	1,089,156
6.000%, 07/15/18 (b)	1,000,000	1,163,860
Potash Corp. of Saskatchewan, Inc.
4.875%, 03/30/20	970,000	1,055,156
Praxair, Inc.
4.375%, 03/31/14	810,000	817,797

		8,019,682

Computers—0.4%
Apple, Inc.
2.400%, 05/03/23	2,072,000	1,856,746
Hewlett-Packard Co.
5.500%, 03/01/18 (b)	1,950,000	2,181,057
International Business Machines Corp.
4.000%, 06/20/42 (b)	3,200,000	2,829,380
8.375%, 11/01/19	425,000	558,704

		7,425,887

Cosmetics/Personal Care—0.2%
Procter & Gamble Co. (The)
2.300%, 02/06/22 (b)	3,600,000	3,368,681
6.450%, 01/15/26	200,000	247,380

		3,616,061

Diversified Financial Services—1.1%
Associates Corp. of North America
6.950%, 11/01/18	1,700,000	2,026,289
Bear Stearns Cos. LLC (The)
5.700%, 11/15/14	900,000	940,069
BlackRock, Inc.
3.500%, 12/10/14	1,500,000	1,542,423
General Electric Capital Corp.
5.300%, 02/11/21 (b)	1,915,000	2,142,135
5.400%, 02/15/17	2,000,000	2,235,864
5.875%, 01/14/38	2,050,000	2,331,770
6.750%, 03/15/32	1,250,000	1,544,297
7.500%, 08/21/35	100,000	128,181
HSBC Finance Corp.
5.000%, 06/30/15	1,800,000	1,900,204
5.500%, 01/19/16	900,000	974,961

Diversified Financial Services—(Continued)
Merrill Lynch & Co., Inc.
6.500%, 07/15/18 (b)	200,000	231,909
Nomura Holdings, Inc.
6.700%, 03/04/20	1,325,000	1,502,882
Toyota Motor Credit Corp.
0.875%, 07/17/15	3,950,000	3,973,622

		21,474,606

Electric—1.7%
Consolidated Edison Co. of New York, Inc.
5.850%, 04/01/18 (b)	855,000	986,649
Dominion Resources, Inc.
5.150%, 07/15/15	1,600,000	1,702,773
Duke Energy Carolinas LLC
5.300%, 02/15/40	2,000,000	2,171,163
Exelon Corp.
4.900%, 06/15/15	1,060,000	1,115,062
5.625%, 06/15/35	1,500,000	1,486,898
Florida Power & Light Co.
5.950%, 02/01/38	1,700,000	1,965,019
Georgia Power Co.
5.700%, 06/01/17 (b)	1,400,000	1,572,310
Hydro-Quebec
7.500%, 04/01/16	1,350,000	1,543,557
8.400%, 01/15/22	1,000,000	1,307,377
Northern States Power Co.
6.250%, 06/01/36 (b)	2,200,000	2,636,414
Ohio Power Co.
5.375%, 10/01/21 (b)	1,640,000	1,834,406
Oncor Electric Delivery Co. LLC
7.000%, 05/01/32	950,000	1,157,360
Pacific Gas & Electric Co.
5.400%, 01/15/40	3,320,000	3,539,384
PacifiCorp
2.950%, 02/01/22	2,800,000	2,700,552
PPL Energy Supply LLC
4.600%, 12/15/21 (b)	3,019,000	2,910,295
Progress Energy, Inc.
5.625%, 01/15/16	1,900,000	2,064,175
PSEG Power LLC
8.625%, 04/15/31	1,000,000	1,346,232
Southern California Edison Co.
5.000%, 01/15/16	1,500,000	1,619,659

		33,659,285

Electronics—0.2%
Honeywell International, Inc.
5.000%, 02/15/19 (b)	2,000,000	2,250,441
Koninklijke Philips NV
5.750%, 03/11/18	900,000	1,029,735

		3,280,176

Environmental Control—0.1%
Waste Management, Inc.
7.000%, 07/15/28	1,265,000	1,523,126

See accompanying notes to financial statements.

MSF-10

Metropolitan Series Fund

Barclays Aggregate Bond Index Portfolio

Schedule of Investments as of December 31, 2013

Corporate Bonds & Notes—(Continued)

Security Description	Principal Amount*	Value

Food—0.6%
ConAgra Foods, Inc.
5.819%, 06/15/17	1,000,000	$1,115,263
General Mills, Inc.
5.650%, 02/15/19	1,700,000	1,952,584
Mondelez International, Inc.
4.125%, 02/09/16	2,200,000	2,339,750
5.375%, 02/10/20	1,800,000	2,030,804
Safeway, Inc.
7.250%, 02/01/31 (b)	813,000	833,346
Sysco Corp.
2.600%, 06/12/22 (b)	2,400,000	2,192,366
Unilever Capital Corp.
5.900%, 11/15/32	1,500,000	1,819,861

		12,283,974

Forest Products & Paper—0.2%
Georgia-Pacific LLC
8.000%, 01/15/24	1,800,000	2,320,044
International Paper Co.
7.950%, 06/15/18	820,000	1,001,971

		3,322,015

Gas—0.1%
Sempra Energy 6.150%, 06/15/18 (b)	900,000	1,034,090

Healthcare - Products—0.2%
Baxter International, Inc. 5.375%, 06/01/18 (b)	1,400,000	1,578,051
Medtronic, Inc. 3.000%, 03/15/15	2,300,000	2,366,594

		3,944,645

Healthcare - Services—0.4%
Aetna, Inc. 2.750%, 11/15/22	3,000,000	2,763,032
Laboratory Corp. of America Holdings 4.625%, 11/15/20	1,900,000	1,987,260
UnitedHealth Group, Inc. 5.375%, 03/15/16 (b)	1,700,000	1,855,337
WellPoint, Inc. 5.850%, 01/15/36	1,800,000	1,953,416

		8,559,045

Household Products/Wares—0.0%
Kimberly-Clark Corp. 6.125%, 08/01/17 (b)	500,000	580,610

Insurance—0.8%
Aflac, Inc. 3.625%, 06/15/23	2,975,000	2,840,989
Allstate Corp. (The)
6.900%, 05/15/38 (b)	150,000	180,861
7.450%, 05/16/19	1,700,000	2,117,056

Insurance—(Continued)
American International Group, Inc.
5.450%, 05/18/17	1,900,000	2,120,610
5.850%, 01/16/18	1,800,000	2,061,154
AXA S.A. 8.600%, 12/15/30	1,165,000	1,435,862
Berkshire Hathaway, Inc. 1.900%, 01/31/17	2,900,000	2,940,245
Chubb Corp. (The) 6.000%, 05/11/37	865,000	997,006
Hartford Financial Services Group, Inc. 6.100%, 10/01/41 (b)	780,000	882,967
Prudential Financial, Inc. 5.700%, 12/14/36	1,525,000	1,638,027

		17,214,777

Iron/Steel—0.1%
Vale Overseas, Ltd. 6.875%, 11/21/36	1,100,000	1,142,553

Machinery - Construction & Mining—0.1%
Caterpillar, Inc. 7.900%, 12/15/18 (b)	1,757,000	2,211,771

Machinery - Diversified—0.1%
Deere & Co. 2.600%, 06/08/22 (b)	1,950,000	1,821,760
6.950%, 04/25/14	850,000	867,440

		2,689,200

Media—1.3%
21st Century Fox America, Inc. 6.550%, 03/15/33	1,950,000	2,229,585
CBS Corp. 8.875%, 05/15/19	750,000	950,965
Comcast Corp.
4.650%, 07/15/42	3,670,000	3,399,271
5.650%, 06/15/35	1,500,000	1,607,674
DIRECTV Holdings LLC / DIRECTV Financing Co., Inc. 5.000%, 03/01/21	2,600,000	2,726,257
Discovery Communications LLC 6.350%, 06/01/40	1,800,000	1,999,385
Thomson Reuters Corp. 6.500%, 07/15/18	800,000	927,635
Time Warner Cable, Inc.
5.000%, 02/01/20 (b)	1,900,000	1,904,150
5.850%, 05/01/17	1,800,000	1,965,218
6.550%, 05/01/37	100,000	92,209
Time Warner Entertainment Co. L.P. 8.375%, 03/15/23	380,000	434,185
Time Warner, Inc.
6.100%, 07/15/40	925,000	1,002,546
7.700%, 05/01/32	685,000	873,792

See accompanying notes to financial statements.

MSF-11

Metropolitan Series Fund

Barclays Aggregate Bond Index Portfolio

Schedule of Investments as of December 31, 2013

Corporate Bonds & Notes—(Continued)

Security Description	Principal Amount*	Value

Media—(Continued)
Viacom, Inc.
4.375%, 03/15/43	3,500,000	$2,932,493
6.250%, 04/30/16	770,000	859,738
Walt Disney Co. (The) 2.750%, 08/16/21	1,930,000	1,845,421

		25,750,524

Mining—0.6%
Alcoa, Inc.
5.720%, 02/23/19	523,000	555,983
5.870%, 02/23/22 (b)	101,000	104,375
Barrick North America Finance LLC 4.400%, 05/30/21	3,125,000	3,002,953
Freeport-McMoRan Copper & Gold, Inc. 3.550%, 03/01/22 (b)	3,700,000	3,484,292
Newmont Mining Corp. 6.250%, 10/01/39 (b)	1,800,000	1,573,136
Rio Tinto Alcan, Inc.
5.000%, 06/01/15	1,050,000	1,110,674
6.125%, 12/15/33	1,751,000	1,975,038

		11,806,451

Miscellaneous Manufacturing—0.3%
General Electric Co. 5.250%, 12/06/17	1,800,000	2,039,173
Tyco Electronics Group S.A. 6.550%, 10/01/17	1,600,000	1,818,960
Tyco International, Ltd. 6.875%, 01/15/21 (b)	1,275,000	1,476,145

		5,334,278

Multi-National—1.3%
Asian Development Bank 5.500%, 06/27/16	3,850,000	4,305,866
European Bank for Reconstruction & Development 1.000%, 06/15/18	3,564,000	3,471,371
European Investment Bank
1.125%, 04/15/15	1,900,000	1,919,824
1.625%, 06/15/17 (b)	1,975,000	2,007,358
4.000%, 02/16/21 (b)	1,700,000	1,829,495
4.875%, 02/15/36	3,700,000	4,060,112
5.125%, 05/30/17 (b)	1,750,000	1,983,274
Inter-American Development Bank
2.375%, 08/15/17	2,000,000	2,087,197
6.800%, 10/15/25	500,000	632,754
7.000%, 06/15/25	200,000	257,514
International Bank for Reconstruction & Development
2.375%, 05/26/15	1,420,000	1,460,794
7.625%, 01/19/23	1,400,000	1,886,705
8.875%, 03/01/26	535,000	783,585

		26,685,849

Office/Business Equipment—0.1%
Xerox Corp. 6.350%, 05/15/18 (b)	2,550,000	2,949,818

Oil & Gas—1.6%
Anadarko Petroleum Corp. 6.375%, 09/15/17	2,445,000	2,802,702
Apache Finance Canada Corp. 7.750%, 12/15/29	300,000	387,009
Canadian Natural Resources, Ltd. 6.250%, 03/15/38	1,800,000	2,019,375
Chevron Corp. 3.191%, 06/24/23	3,025,000	2,908,166
ConocoPhillips Canada Funding Co. I 5.950%, 10/15/36	1,550,000	1,800,969
ConocoPhillips Holding Co. 6.950%, 04/15/29 (b)	700,000	881,273
Devon Energy Corp. 6.300%, 01/15/19	850,000	985,962
Marathon Oil Corp. 6.600%, 10/01/37	2,000,000	2,380,450
Petrobras International Finance Co.
2.875%, 02/06/15 (b)	2,900,000	2,934,139
6.125%, 10/06/16	600,000	650,746
Petroleos Mexicanos 4.875%, 03/15/15 (b)	2,700,000	2,808,000
Shell International Finance B.V. 4.300%, 09/22/19	1,000,000	1,096,676
Statoil ASA 6.700%, 01/15/18	300,000	353,963
Suncor Energy, Inc. 6.100%, 06/01/18 (b)	2,500,000	2,890,187
Total Capital International S.A. 2.700%, 01/25/23	3,000,000	2,764,719
Transocean, Inc. 6.375%, 12/15/21	2,035,000	2,280,935
XTO Energy, Inc. 6.500%, 12/15/18	1,600,000	1,934,055

		31,879,326

Oil & Gas Services—0.2%
Weatherford International, Ltd.
4.500%, 04/15/22 (b)	2,300,000	2,317,738
9.625%, 03/01/19	1,500,000	1,919,417

		4,237,155

Pharmaceuticals—1.0%
Abbott Laboratories 5.125%, 04/01/19	1,073,000	1,200,771
AbbVie, Inc. 4.400%, 11/06/42	3,200,000	2,979,410
AstraZeneca plc 5.400%, 06/01/14	639,000	652,375
Bristol-Myers Squibb Co. 5.875%, 11/15/36	2,000,000	2,297,699

See accompanying notes to financial statements.

MSF-12

Metropolitan Series Fund

Barclays Aggregate Bond Index Portfolio

Schedule of Investments as of December 31, 2013

Corporate Bonds & Notes—(Continued)

Security Description	Principal Amount*	Value

Pharmaceuticals—(Continued)
Eli Lilly & Co. 4.200%, 03/06/14	900,000	$905,917
Express Scripts Holding Co. 6.125%, 11/15/41	1,520,000	1,714,482
GlaxoSmithKline Capital, Inc. 6.375%, 05/15/38	2,100,000	2,556,245
Johnson & Johnson
5.950%, 08/15/37	910,000	1,086,419
6.950%, 09/01/29 (b)	250,000	328,461
Merck & Co., Inc. 6.550%, 09/15/37	1,000,000	1,238,557
Merck Sharp & Dohme Corp. 5.950%, 12/01/28	300,000	350,197
Novartis Capital Corp. 4.400%, 04/24/20	900,000	976,959
Sanofi 4.000%, 03/29/21	2,775,000	2,897,847
Wyeth LLC 5.500%, 02/15/16	1,700,000	1,863,785

		21,049,124

Pipelines—0.7%
El Paso Natural Gas Co. LLC 8.375%, 06/15/32	220,000	281,721
Energy Transfer Partners L.P. 4.650%, 06/01/21	1,950,000	2,004,466
Enterprise Products Operating LLC 6.300%, 09/15/17	1,900,000	2,194,918
Kinder Morgan Energy Partners L.P. 6.500%, 02/01/37	2,000,000	2,205,025
Plains All American Pipeline L.P. / PAA Finance Corp. 6.500%, 05/01/18	2,485,000	2,903,216
Tennessee Gas Pipeline Co. LLC
7.000%, 10/15/28	1,050,000	1,243,574
7.625%, 04/01/37	640,000	805,717
TransCanada PipeLines, Ltd. 6.200%, 10/15/37	1,800,000	2,058,478

		13,697,115

Real Estate—0.0%
Regency Centers L.P.
5.250%, 08/01/15	850,000	899,874

Real Estate Investment Trusts—0.5%
AvalonBay Communities, Inc.
6.100%, 03/15/20	860,000	984,363
Boston Properties L.P.
3.850%, 02/01/23	2,950,000	2,881,950
ERP Operating L.P.
5.750%, 06/15/17 (b)	900,000	1,005,199
HCP, Inc.
5.375%, 02/01/21	2,591,000	2,810,916
Kimco Realty Corp.
6.875%, 10/01/19	550,000	652,568

Real Estate Investment Trusts—(Continued)
Simon Property Group L.P.
5.250%, 12/01/16	2,000,000	2,202,985

		10,537,981

Retail—0.7%
Costco Wholesale Corp.
5.500%, 03/15/17 (b)	465,000	523,336
Home Depot, Inc. (The)
4.400%, 04/01/21 (b)	1,450,000	1,575,701
5.400%, 03/01/16	900,000	990,470
Lowe’s Cos., Inc.
6.875%, 02/15/28	1,000,000	1,233,459
McDonald’s Corp.
5.350%, 03/01/18	885,000	1,009,110
Target Corp.
6.350%, 11/01/32	1,000,000	1,191,249
Wal-Mart Stores, Inc.
2.550%, 04/11/23 (b)	4,000,000	3,654,106
5.250%, 09/01/35	935,000	1,011,584
5.625%, 04/15/41	1,900,000	2,153,972
Walgreen Co.
5.250%, 01/15/19	900,000	1,014,772

		14,357,759

Semiconductors—0.1%
Intel Corp.
2.700%, 12/15/22 (b)	2,000,000	1,847,664

Software—0.4%
Adobe Systems, Inc.
4.750%, 02/01/20	2,200,000	2,354,782
Microsoft Corp.
4.200%, 06/01/19	2,700,000	2,965,928
Oracle Corp.
5.250%, 01/15/16	2,000,000	2,185,364

		7,506,074

Telecommunications—1.7%
America Movil S.A.B. de C.V.
2.375%, 09/08/16	2,875,000	2,945,117
AT&T Mobility LLC
7.125%, 12/15/31	100,000	123,012
AT&T, Inc.
5.800%, 02/15/19	1,700,000	1,955,942
6.300%, 01/15/38	1,300,000	1,429,291
British Telecommunications plc
9.625%, 12/15/30	1,000,000	1,502,604
Cellco Partnership / Verizon Wireless Capital LLC
8.500%, 11/15/18	750,000	953,692
Cisco Systems, Inc.
5.500%, 01/15/40 (b)	2,000,000	2,130,803
Deutsche Telekom International Finance B.V.
5.750%, 03/23/16	460,000	505,162
8.750%, 06/15/30	1,000,000	1,396,802

See accompanying notes to financial statements.

MSF-13

Metropolitan Series Fund

Barclays Aggregate Bond Index Portfolio

Schedule of Investments as of December 31, 2013

Corporate Bonds & Notes—(Continued)

Security Description	Principal Amount*	Value

Telecommunications—(Continued)
Orange S.A.
2.750%, 09/14/16 (b)	2,857,000	$2,961,566
Rogers Communications, Inc.
6.800%, 08/15/18	800,000	943,976
Telefonica Emisiones S.A.U.
6.221%, 07/03/17	1,400,000	1,576,930
Verizon Communications, Inc.
4.600%, 04/01/21 (b)	2,400,000	2,542,846
5.150%, 09/15/23	3,510,000	3,756,822
6.100%, 04/15/18	1,600,000	1,854,869
6.550%, 09/15/43	3,304,000	3,865,090
Verizon New York, Inc.
7.375%, 04/01/32	500,000	572,790
Vodafone Group plc
6.150%, 02/27/37	2,170,000	2,363,518

		33,380,832

Transportation—0.3%
CSX Corp.
6.150%, 05/01/37	1,600,000	1,804,922
7.900%, 05/01/17	500,000	592,731
Norfolk Southern Corp.
3.000%, 04/01/22	1,911,000	1,811,714
5.590%, 05/17/25	28,000	30,727
Union Pacific Corp.
6.625%, 02/01/29	1,200,000	1,448,146
United Parcel Service, Inc.
5.125%, 04/01/19	760,000	864,061

		6,552,301

Total Corporate Bonds & Notes (Cost $475,738,531)		485,263,496

Foreign Government—1.7%

Provincial—0.5%
Province of British Columbia
2.000%, 10/23/22 (b)	1,970,000	1,771,581
Province of Nova Scotia
5.125%, 01/26/17	900,000	1,006,261
9.250%, 03/01/20	250,000	329,789
Province of Ontario
2.450%, 06/29/22 (b)	4,000,000	3,699,080
4.400%, 04/14/20 (b)	2,100,000	2,304,439
Province of Quebec
7.500%, 07/15/23	350,000	449,328

		9,560,478

Sovereign—1.2%
Brazilian Government International Bonds
6.000%, 01/17/17	3,755,000	4,181,192
7.125%, 01/20/37	1,650,000	1,897,500
Colombia Government International Bond
8.125%, 05/21/24	1,500,000	1,925,625

Sovereign—(Continued)
Italy Government International Bond
4.500%, 01/21/15	1,475,000	1,527,004
Mexico Government International Bonds
6.750%, 09/27/34	1,050,000	1,237,425
8.000%, 09/24/22	2,200,000	2,882,000
Panama Government International Bond
5.200%, 01/30/20	1,370,000	1,498,095
Peruvian Government International Bond
8.750%, 11/21/33	1,450,000	2,077,125
Philippine Government International Bond
5.000%, 01/13/37	1,740,000	1,807,425
Republic of Korea
7.125%, 04/16/19	1,600,000	1,950,583
Turkey Government International Bonds
6.250%, 09/26/22	1,607,000	1,654,406
7.375%, 02/05/25	1,473,000	1,590,104

		24,228,484

Total Foreign Government (Cost $34,555,576)		33,788,962

Mortgage-Backed Securities—1.6%

Commercial Mortgage-Backed Securities—1.6%
Bear Stearns Commercial Mortgage Securities Trust
5.540%, 09/11/41	1,000,000	1,091,581
5.694%, 06/11/50 (a)	1,500,000	1,681,592
Citigroup / Deutsche Bank Commercial Mortgage Trust
5.218%, 07/15/44 (a)	2,000,000	2,118,607
Citigroup Commercial Mortgage Trust
4.733%, 10/15/41	987,948	1,005,154
5.383%, 04/15/40 (a)	737,362	743,126
5.431%, 10/15/49	1,500,000	1,641,209
5.778%, 03/15/49 (a)	1,800,000	1,953,433
Commercial Mortgage Pass-Through Certificates
5.800%, 12/10/49 (a)	2,400,000	2,709,418
Credit Suisse First Boston Mortgage Securities Corp.
4.691%, 10/15/39	301,662	306,432
GMAC Commercial Mortgage Securities, Inc.
4.697%, 05/10/43	1,500,000	1,553,817
GS Mortgage Securities Corp. II
4.751%, 07/10/39	1,974,148	2,051,042
GS Mortgage Securities Trust
3.377%, 05/10/45	2,750,000	2,733,921
4.243%, 08/10/46	966,000	996,781
JPMorgan Chase Commercial Mortgage Securities Trust
5.420%, 01/15/49	2,500,000	2,744,542
5.440%, 06/12/47	890,000	977,787
LB-UBS Commercial Mortgage Trust
5.156%, 02/15/31	2,500,000	2,669,249
Merrill Lynch Mortgage Trust
4.855%, 10/12/41 (a)	480,789	487,501

See accompanying notes to financial statements.

MSF-14

Metropolitan Series Fund

Barclays Aggregate Bond Index Portfolio

Schedule of Investments as of December 31, 2013

Mortgage-Backed Securities—(Continued)

Security Description	Principal Amount*	Value

Commercial Mortgage-Backed Securities—(Continued)
Morgan Stanley Capital I Trust
4.989%, 08/13/42	1,000,000	$1,046,567
5.648%, 06/11/42 (a)	2,000,000	2,250,321
5.910%, 06/11/49 (a)	1,430,000	1,597,961
WF-RBS Commercial Mortgage Trust
3.488%, 06/15/46	1,054,000	999,099

Total Mortgage-Backed Securities (Cost $31,914,016)		33,359,140

Municipals—0.6%
Los Angeles Community College District
6.750%, 08/01/49	2,210,000	2,770,522
Los Angeles, Unified School District, Build America Bonds
6.758%, 07/01/34	2,160,000	2,654,943
Municipal Electric Authority of Georgia
6.637%, 04/01/57	2,000,000	2,102,280
Oregon School Boards Association
5.680%, 06/30/28	1,900,000	2,095,453
State of California
7.300%, 10/01/39	2,000,000	2,514,200
State of Illinois
5.100%, 06/01/33	1,230,000	1,142,596

Total Municipals (Cost $12,079,151)		13,279,994

Asset-Backed Securities—0.3%

Asset-Backed - Automobile—0.2%
CarMax Auto Owner Trust
0.970%, 04/16/18	3,145,000	3,151,760
Honda Auto Receivables Owner Trust
0.770%, 05/15/17	355,000	355,273

		3,507,033

Asset-Backed - Credit Card—0.1%
Citibank Credit Card Issuance Trust
4.850%, 03/10/17	2,500,000	2,627,215

Asset-Backed - Home Equity—0.0%
Centex Home Equity Loan Trust
4.250%, 12/25/31	56,617	56,731

Total Asset-Backed Securities (Cost $6,411,950)		6,190,979

Short-Term Investments—18.5%

Discount Notes—0.8%
Federal Home Loan Bank
0.001%, 01/03/14 (c)	1,000,000	1,000,000
0.020%, 01/13/14 (c)	3,900,000	3,899,974

Discount Notes—(Continued)
Federal Home Loan Bank
0.091%, 03/12/14 (c)	2,800,000	$2,799,510
0.101%, 04/30/14 (c)	6,300,000	6,297,917
0.127%, 01/06/14 (c)	1,400,000	1,399,976

		15,397,377

Mutual Fund—16.7%
State Street Navigator Securities Lending MET Portfolio (d)	335,477,699	335,477,699

U.S. Treasury—1.0%
U.S. Treasury Bills
0.041%, 05/15/14 (b) (c)	11,500,000	11,498,288
0.049%, 05/15/14 (b) (c)	2,600,000	2,599,536
0.051%, 05/15/14 (b) (c)	3,900,000	3,899,274
0.083%, 05/15/14 (b) (c)	300,000	299,908
0.098%, 05/15/14 (b) (c)	1,500,000	1,499,458

		19,796,464

Total Short-Term Investments (Cost $370,671,540)		370,671,540

Total Investments—116.9% (Cost $2,316,747,815) (e)		2,353,046,307
Other assets and liabilities (net)—(16.9)%		(340,146,681)

Net Assets—100.0%		$2,012,899,626

*	Principal amount stated in U.S. dollars unless otherwise noted.
(a)	Variable or floating rate security. The stated rate represents the rate at December 31, 2013. Maturity date shown for callable securities reflects the earliest possible call date.
(b)	All or a portion of the security was held on loan. As of December 31, 2013, the market value of securities loaned was $366,389,713 and the collateral received consisted of cash in the amount of $335,477,699 and non-cash collateral with a value of $41,849,844. The cash collateral is invested in a money market fund managed by an affiliate of the custodian. The non-cash collateral received consists primarily of government securities and bank letters of credit, and is held for the benefit of the Portfolio at the Portfolio’s custodian. The Portfolio cannot repledge or resell this collateral. As such, this collateral is excluded from the Statement of Assets and Liabilities.
(c)	The rate shown represents the discount rate at the time of purchase by the Portfolio.
(d)	Represents investment of cash collateral received from securities lending transactions.
(e)	As of December 31, 2013, the aggregate cost of investments for federal income tax purposes was $2,342,762,664. The aggregate unrealized appreciation and depreciation of investments were $50,682,215 and $(40,398,572), respectively, resulting in net unrealized appreciation of $10,283,643 for federal income tax purposes.
(ARM)—	Adjustable-Rate Mortgage

See accompanying notes to financial statements.

MSF-15

Metropolitan Series Fund

Barclays Aggregate Bond Index Portfolio

Schedule of Investments as of December 31, 2013

Fair Value Hierarchy

Accounting principles generally accepted in the United States of America (“GAAP”) define fair market value as the price that the Portfolio would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. It establishes a fair value hierarchy that prioritizes inputs to valuation methods and requires disclosure of the fair value hierarchy that segregates fair value measurements into three levels. Levels 1, 2 and 3 of the fair value hierarchy are defined as follows:

Level 1 - unadjusted quoted prices in active markets for identical investments

Level 2 - other significant observable inputs (including, but not limited to, unadjusted quoted prices for similar investments in markets that are either active or inactive; inputs other than quoted prices that are observable such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks, default rates, etc.)

Level 3 - significant unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are unavailable (including the Portfolio’s own assumptions in determining the fair value of investments)

The inputs or methodologies used for valuing investments are not necessarily an indication of the risk associated with investing in them. Changes to the inputs or methodologies used may result in transfers between levels, which will be recognized as of the beginning of the reporting period. Information on transfers between Level 1 and Level 2, if any, will be disclosed following the fair value hierarchy table below. A reconciliation of Level 3 securities, if any, will also be disclosed following the fair value hierarchy table. For more information about the Portfolio’s policy regarding the valuation of investments, please refer to the Notes to Financial Statements.

The following table summarizes the fair value hierarchy of the Portfolio’s investments as of December 31, 2013:

Description	Level 1	Level 2	Level 3	Total
Total U.S. Treasury & Government Agencies*	$—	$1,410,492,196	$—	$1,410,492,196
Total Corporate Bonds & Notes*	—	485,263,496	—	485,263,496
Total Foreign Government*	—	33,788,962	—	33,788,962
Total Mortgage-Backed Securities*	—	33,359,140	—	33,359,140
Total Municipals	—	13,279,994	—	13,279,994
Total Asset-Backed Securities*	—	6,190,979	—	6,190,979
Short-Term Investments
Discount Notes	—	15,397,377	—	15,397,377
Mutual Fund	335,477,699	—	—	335,477,699
U.S. Treasury	—	19,796,464	—	19,796,464
Total Short-Term Investments	335,477,699	35,193,841	—	370,671,540
Total Investments	$335,477,699	$2,017,568,608	$—	$2,353,046,307

Collateral for securities loaned (Liability)	$—	$(335,477,699)	$—	$(335,477,699)

*	See Schedule of Investments for additional detailed categorizations.

See accompanying notes to financial statements.

MSF-16

Metropolitan Series Fund

Barclays Aggregate Bond Index Portfolio

Statement of Assets and Liabilities

December 31, 2013

Assets
Investments at value (a) (b)	$2,353,046,307
Cash	127,260
Receivable for:
Investments sold	1,653,018
Fund shares sold	6,643,029
Principal paydowns	3,982
Interest	14,541,946
Prepaid expenses	4,978

Total Assets	2,376,020,520
Liabilities
Collateral for securities loaned	335,477,699
Payables for:
Investments purchased	25,927,318
Fund shares redeemed	834,883
Accrued expenses:
Management fees	411,072
Distribution and service fees	257,049
Deferred trustees’ fees	48,554
Other expenses	164,319

Total Liabilities	363,120,894

Net Assets	$2,012,899,626

Net assets consist of:
Paid in surplus	$1,970,186,289
Undistributed net investment income	61,017,865
Accumulated net realized loss	(54,603,020)
Unrealized appreciation on investments	36,298,492

Net Assets	$2,012,899,626

Net Assets
Class A	$797,424,939
Class B	964,221,966
Class E	82,164,206
Class G	169,088,515
Capital Shares Outstanding*
Class A	72,963,547
Class B	89,941,138
Class E	7,559,514
Class G	15,805,839
Net Asset Value, Offering Price and Redemption Price Per Share
Class A	$10.93
Class B	10.72
Class E	10.87
Class G	10.70

*	The Portfolio is authorized to issue an unlimited number of shares.
(a)	Identified cost of investments was $2,316,747,815.
(b)	Includes securities loaned at value of $366,389,713.

Statement of Operations

Year Ended December 31, 2013

Investment Income
Interest	$54,616,525
Securities lending income	381,953

Total investment income	54,998,478
Expenses
Management fees	4,703,130
Administration fees	33,899
Custodian and accounting fees	211,311
Distribution and service fees—Class B	2,365,942
Distribution and service fees—Class E	127,295
Distribution and service fees—Class G	485,658
Audit and tax services	80,300
Legal	27,754
Trustees’ fees and expenses	44,482
Shareholder reporting	169,940
Insurance	9,280
Miscellaneous	14,925

Total expenses	8,273,916
Less management fee waiver	(113,128)

Net expenses	8,160,788

Net Investment Income	46,837,690

Net Realized and Unrealized Gain (Loss)
Net realized gain on investments	2,850,150

Net change in unrealized depreciation on investments	(95,736,003)

Net realized and unrealized loss	(92,885,853)

Net Decrease in Net Assets From Operations	$(46,048,163)

See accompanying notes to financial statements.

MSF-17

Metropolitan Series Fund

Barclays Aggregate Bond Index Portfolio

Statements of Changes in Net Assets

	Year Ended December 31, 2013	Year Ended December 31, 2012
Increase (Decrease) in Net Assets:
From Operations
Net investment income	$46,837,690	$49,926,727
Net realized gain	2,850,150	8,752,872
Net change in unrealized appreciation (depreciation)	(95,736,003)	7,863,014

Increase (decrease) in net assets from operations	(46,048,163)	66,542,613

From Distributions to Shareholders
Net investment income
Class A	(23,062,199)	(23,832,152)
Class B	(31,382,216)	(32,987,091)
Class E	(2,913,429)	(3,304,928)
Class G	(5,184,441)	(5,043,307)

Total distributions	(62,542,285)	(65,167,478)

Increase in net assets from capital share transactions	304,136,062	66,082,932

Total increase in net assets	195,545,614	67,458,067

Net Assets
Beginning of period	1,817,354,012	1,749,895,945

End of period	$2,012,899,626	$1,817,354,012

Undistributed Net Investment Income
End of period	$61,017,865	$62,261,379

Other Information:

Capital Shares

Transactions in capital shares were as follows:

	Year Ended December 31, 2013		Year Ended December 31, 2012
	Shares	Value	Shares	Value
Class A
Sales	26,343,840	$291,120,706	6,215,978	$71,885,257
Reinvestments	2,048,153	23,062,199	2,112,779	23,832,152
Redemptions	(10,424,131)	(115,648,870)	(7,813,726)	(89,971,243)

Net increase	17,967,862	$198,534,035	515,031	$5,746,166

Class B
Sales	11,245,979	$122,855,536	9,806,090	$111,325,221
Reinvestments	2,834,888	31,382,216	2,974,490	32,987,091
Redemptions	(6,304,510)	(68,745,878)	(9,211,399)	(104,120,645)

Net increase	7,776,357	$85,491,874	3,569,181	$40,191,667

Class E
Sales	502,524	$5,578,029	497,337	$5,722,865
Reinvestments	259,896	2,913,429	294,295	3,304,928
Redemptions	(845,983)	(9,375,183)	(1,116,500)	(12,774,851)

Net decrease	(83,563)	$(883,725)	(324,868)	$(3,747,058)

Class G
Sales	4,996,877	$54,265,414	3,841,573	$43,481,589
Reinvestments	469,180	5,184,441	455,172	5,043,307
Redemptions	(3,533,045)	(38,455,977)	(2,181,267)	(24,632,739)

Net increase	1,933,012	$20,993,878	2,115,478	$23,892,157

Increase derived from capital shares transactions		$304,136,062		$66,082,932

See accompanying notes to financial statements.

MSF-18

Metropolitan Series Fund

Barclays Aggregate Bond Index Portfolio

Financial Highlights

Selected per share data
	Class A
	Year Ended December 31,
	2013	2012	2011	2010	2009
Net Asset Value, Beginning of Period	$11.59	$11.58	$11.17	$10.94	$11.10

Income (Loss) from Investment Operations
Net investment income (a)	0.29	0.34	0.38	0.40	0.47
Net realized and unrealized gain (loss) on investments	(0.55)	0.10	0.43	0.25	0.07

Total from investment operations	(0.26)	0.44	0.81	0.65	0.54

Less Distributions
Distributions from net investment income	(0.40)	(0.43)	(0.40)	(0.42)	(0.70)

Total distributions	(0.40)	(0.43)	(0.40)	(0.42)	(0.70)

Net Asset Value, End of Period	$10.93	$11.59	$11.58	$11.17	$10.94

Total Return (%) (b)	(2.33)	3.90	7.51	6.05	5.17

Ratios/Supplemental Data
Gross ratio of expenses to average net assets (%)	0.28	0.29	0.28	0.28	0.30
Net ratio of expenses to average net assets (%) (c)	0.28	0.28	0.28	0.27	0.29
Ratio of net investment income to average net assets (%)	2.65	2.92	3.36	3.63	4.34
Portfolio turnover rate (%)	18	24	23	21	17
Net assets, end of period (in millions)	$797.4	$637.3	$630.8	$662.7	$553.6

	Class B
	Year Ended December 31,
	2013	2012	2011	2010	2009
Net Asset Value, Beginning of Period	$11.37	$11.37	$10.97	$10.76	$10.92

Income (Loss) from Investment Operations
Net investment income (a)	0.26	0.30	0.34	0.37	0.43
Net realized and unrealized gain (loss) on investments	(0.54)	0.10	0.44	0.23	0.08

Total from investment operations	(0.28)	0.40	0.78	0.60	0.51

Less Distributions
Distributions from net investment income	(0.37)	(0.40)	(0.38)	(0.39)	(0.67)

Total distributions	(0.37)	(0.40)	(0.38)	(0.39)	(0.67)

Net Asset Value, End of Period	$10.72	$11.37	$11.37	$10.97	$10.76

Total Return (%) (b)	(2.53)	3.62	7.28	5.69	4.98

Ratios/Supplemental Data
Gross ratio of expenses to average net assets (%)	0.53	0.54	0.53	0.53	0.55
Net ratio of expenses to average net assets (%) (c)	0.53	0.53	0.53	0.52	0.54
Ratio of net investment income to average net assets (%)	2.40	2.67	3.12	3.38	4.06
Portfolio turnover rate (%)	18	24	23	21	17
Net assets, end of period (in millions)	$964.2	$934.5	$893.8	$806.2	$637.0

Please see following page for Financial Highlights footnote legend.

See accompanying notes to financial statements.

MSF-19

Metropolitan Series Fund

Barclays Aggregate Bond Index Portfolio

Financial Highlights

Selected per share data
	Class E
	Year Ended December 31,
	2013	2012	2011	2010	2009
Net Asset Value, Beginning of Period	$11.52	$11.52	$11.11	$10.89	$11.04

Income (Loss) from Investment Operations
Net investment income (a)	0.28	0.32	0.36	0.39	0.45
Net realized and unrealized gain (loss) on investments	(0.55)	0.09	0.44	0.23	0.08

Total from investment operations	(0.27)	0.41	0.80	0.62	0.53

Less Distributions
Distributions from net investment income	(0.38)	(0.41)	(0.39)	(0.40)	(0.68)

Total distributions	(0.38)	(0.41)	(0.39)	(0.40)	(0.68)

Net Asset Value, End of Period	$10.87	$11.52	$11.52	$11.11	$10.89

Total Return (%) (b)	(2.41)	3.68	7.38	5.82	5.13

Ratios/Supplemental Data
Gross ratio of expenses to average net assets (%)	0.43	0.44	0.43	0.43	0.45
Net ratio of expenses to average net assets (%) (c)	0.43	0.43	0.43	0.42	0.44
Ratio of net investment income to average net assets (%)	2.50	2.77	3.21	3.49	4.18
Portfolio turnover rate (%)	18	24	23	21	17
Net assets, end of period (in millions)	$82.2	$88.1	$91.8	$110.8	$122.3

	Class G
	Year Ended December 31,
	2013	2012	2011	2010	2009(d)
Net Asset Value, Beginning of Period	$11.35	$11.35	$10.96	$10.75	$10.29

Income (Loss) from Investment Operations
Net investment income (a)	0.26	0.30	0.34	0.36	0.27
Net realized and unrealized gain (loss) on investments	(0.54)	0.10	0.42	0.23	0.19

Total from investment operations	(0.28)	0.40	0.76	0.59	0.46

Less Distributions
Distributions from net investment income	(0.37)	(0.40)	(0.37)	(0.38)	0.00

Total distributions	(0.37)	(0.40)	(0.37)	(0.38)	0.00

Net Asset Value, End of Period	$10.70	$11.35	$11.35	$10.96	$10.75

Total Return (%) (b)	(2.57)	3.58	7.15	5.65	4.47	(e)

Ratios/Supplemental Data
Gross ratio of expenses to average net assets (%)	0.58	0.59	0.58	0.58	0.60	(f)
Net ratio of expenses to average net assets (%) (c)	0.58	0.58	0.58	0.57	0.59	(f)
Ratio of net investment income to average net assets (%)	2.35	2.62	3.09	3.31	3.77	(f)
Portfolio turnover rate (%)	18	24	23	21	17
Net assets, end of period (in millions)	$169.1	$157.5	$133.5	$85.6	$25.0

(a)	Per share amounts based on average shares outstanding during the period.
(b)	Total return does not reflect any insurance, sales, separate account or administrative charges of variable annuity or life insurance contracts or any additional expenses that contract owners may bear under their variable contracts. If these charges were included, the returns would be lower.
(c)	Net ratio of expenses to average net assets includes the effect of management fee waivers as detailed in Note 5 of the Notes to Financial Statements.
(d)	Commencement of operations was April 28, 2009.
(e)	Periods less than one year are not computed on an annualized basis.
(f)	Computed on an annualized basis.

See accompanying notes to financial statements.

MSF-20

Metropolitan Series Fund

Barclays Aggregate Bond Index Portfolio

Notes to Financial Statements—December 31, 2013

1. Organization

Metropolitan Series Fund (the “Trust”) is organized as a Delaware statutory trust and registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. The Trust is currently comprised of thirty series, each of which operates as a distinct investment vehicle of the Trust. The portfolio included in this report is Barclays Aggregate Bond Index Portfolio (the “Portfolio”), which is diversified. Shares in the Portfolio are not offered directly to the general public and are currently available only to separate accounts established by Metropolitan Life Insurance Company (“MetLife”) and other affiliated life insurance companies.

The Portfolio has registered and offers four classes of shares: Class A, B, E, and G shares. Shares of each Class of the Portfolio represent an equal pro rata interest in the Portfolio and generally give the shareholder the same voting, dividend, liquidation, and other rights. Investment income, realized and unrealized capital gains and losses, the common expenses of the Portfolio, and certain Portfolio-level expense reductions, if any, are allocated on a pro rata basis to each Class based on the relative net assets of each Class to the net assets of the Portfolio. Each Class of shares differs in its respective distribution plan and such distribution expenses are allocated to that Class.

2. Significant Accounting Policies

The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America (“GAAP”) requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities as of the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates. In the preparation of these financial statements, management has evaluated events and transactions subsequent to December 31, 2013 through the date the financial statements were issued.

The following is a summary of significant accounting policies consistently followed by the Portfolio in the preparation of its financial statements.

Investment Valuation and Fair Value Measurements - Debt securities (other than short term obligations with a remaining maturity of sixty days or less), including corporate, convertible and municipal bonds and notes; obligations of the U.S. treasury and U.S. government agencies; sovereign issues; floating rate loans; and non-U.S. bonds, are generally valued on the basis of evaluated or composite bid quotations obtained from independent pricing services and/or brokers and dealers selected by MetLife Advisers, LLC (“MetLife Advisers” or the “Adviser”), an affiliate of MetLife, Inc., pursuant to authorization of the Board of Trustees of the Trust (the “Board” or “Trustees”). Such quotations utilize matrix pricing, which considers observable inputs including, among other things, issuer details, maturity dates, interest rates, yield curves, rates of prepayment, credit risks/spreads, default rates, reported trades, broker dealer quotes and quoted prices for similar securities. Securities that use similar valuation techniques and inputs as described above are generally categorized as Level 2 within the fair value hierarchy.

Mortgage and asset-backed securities are usually issued as separate tranches, or classes, of securities within each deal. These securities are also generally valued on the basis of evaluated or composite bid quotations obtained from independent pricing services and/or brokers and dealers selected by the Adviser pursuant to authorization of the Board. The pricing models for these securities usually consider tranche-level attributes, estimated cash flows and market-based yield spreads for each tranche and current market data, and incorporate deal collateral performance, as available. Mortgage and asset-backed securities that use similar valuation techniques and inputs as described above are generally categorized as Level 2 within the fair value hierarchy.

Short term obligations with a remaining maturity of sixty days or less are generally valued at amortized cost, which approximates fair market value, and are generally categorized as Level 2 within the fair value hierarchy.

Domestic and foreign equity securities, such as common stock, exchange-traded funds, rights, warrants, and preferred stock, that are traded on a securities exchange, are generally valued at their last sale price on the exchange or market in which they are principally traded on the valuation date, or, if no sales occurred on that day, at the last reported bid price. Equity securities traded over-the-counter are generally valued at the last reported sale price. Valuation adjustments may be applied to certain foreign equity securities that are traded solely on foreign exchanges that close before the close of the U.S. market to account for the market movement between the close of the foreign exchanges and the close of the U.S. market. The Portfolio may use a systematic fair valuation model provided by an independent third party to value securities principally traded in these foreign markets in order to adjust for possible stale pricing that may occur between the close of the foreign exchanges and the time of the Portfolio valuation. Foreign equity securities using these valuation adjustments are generally categorized as Level 2 within the fair value hierarchy. Equity securities that are actively traded, and have no valuation adjustments applied, are categorized as Level 1 within the fair value hierarchy. Other equity securities traded on inactive markets, or valued in reference to similar instruments traded on active markets, are generally categorized as Level 2 within the fair value hierarchy.

MSF-21

Metropolitan Series Fund

Barclays Aggregate Bond Index Portfolio

Notes to Financial Statements—December 31, 2013—(Continued)

Investments in registered open-end management investment companies are valued at reported net asset value per share on the valuation date and are categorized as Level 1 within the fair value hierarchy.

Forward foreign currency exchange contracts are valued through an independent pricing service based on the mean between closing bid and ask prices of the forward currency rates in the London foreign exchange markets on a daily basis as provided by a reliable bank or dealer. These contracts are generally categorized as Level 2 within the fair value hierarchy.

Options, whether on securities, indices, futures contracts, or otherwise, traded on exchanges are valued at the last sale price available as of the close of business on the valuation date or, if there is no such price available, at the mean between the last reported bid and ask prices. These types of options are categorized as Level 1 within the fair value hierarchy. Futures contracts, which are traded on commodity exchanges, are valued at their closing prices as of the close of such exchanges and are categorized as Level 1 within the fair value hierarchy.

Options and futures contracts that are traded over-the-counter are generally valued on the basis of quotations provided by broker-dealers or prices provided by pricing service providers who use a series of techniques, including simulation pricing models, to determine the value of the contracts. The pricing models use inputs that are observed from actively quoted markets such as issuer details, indices, spreads, interest rates, yield curves, credit curves, measures of volatility and exchange rates. These contracts are generally categorized as Level 2 within the fair value hierarchy.

If no current market value quotation or other observable inputs are readily available or market value quotations are deemed to be unreliable for a security, the fair value of the security will be determined in accordance with procedures approved by and under the general supervision of the Board. In such a circumstance, the Board has delegated the determination of the fair value of a security to a Valuation Committee (“Committee”) of MetLife Advisers. The Committee provides general pricing oversight and fair value pricing determinations related to portfolio securities and meets on a regular basis to review reports relating to the valuation of the securities in the Portfolio. The Board has delegated to State Street Bank and Trust Company, the Trust’s custodian (“custodian”), the responsibility for calculating the net asset values (“NAVs”) of the Trust’s Portfolios. The Committee is responsible for overseeing the calculation of the NAVs of the Portfolios by the custodian. The Committee also periodically reviews pricing vendors, including the vendor providing fair value pricing for the Portfolio’s foreign securities, and is responsible for overseeing the correction of pricing errors and addressing other pricing issues that arise in the ordinary course of business, such as making real-time fair value determinations, as necessary.

No single standard for determining the fair value of a security can be set forth because fair value depends upon the facts and circumstances with respect to each security. Information relating to any relevant factors may be obtained by the Committee from any appropriate source, including the subadviser of the Portfolio, the custodian, a pricing service, market maker and/or broker for such security or the issuer. Appropriate methodologies for determining fair value under particular circumstances may include: matrix pricing, comparisons of securities with comparable characteristics, value based on multiples of earnings, discount from market price of similar marketable securities or a combination of these and other methods. The Committee maintains a detailed report tracking each fair-valued security that compares the fair value price to the next available trade, vendor or broker price, and provides information on how close the fair value price was to the next quoted price. The Committee reviews a summary of such report monthly. On a quarterly basis, the Board is provided with the following for consideration and ratification or adjustment: (1) a memorandum summarizing the actions taken by the Committee in the prior quarter; and (2) a list of the Portfolio’s securities as of the most recent quarter-end for which market quotations were not readily available.

Investment Transactions and Related Investment Income - Portfolio security transactions are recorded on the trade date. Dividend income is recorded on the ex-dividend date or, for certain foreign securities, when notified. Interest income, which includes amortization of premium and accretion of discount on debt securities, is recorded on the accrual basis. Realized gains and losses on investments are determined on the identified cost basis, which is the same basis used for federal income tax purposes. Foreign income and foreign capital gains on some foreign securities may be subject to foreign taxes, which are accrued as applicable. These foreign taxes have been provided for in accordance with the Portfolio’s understanding of the applicable countries’ tax rules and rates.

Income Taxes - It is the Portfolio’s policy to comply with the requirements of the Internal Revenue Code of 1986, as amended, and regulations thereunder, applicable to regulated investment companies and to distribute, with respect to each taxable year, all of its taxable income to shareholders. Therefore, no federal income tax provision is required. The Portfolio files U.S. federal tax returns. No income tax returns are currently under examination. The Portfolio’s federal tax returns for the prior three fiscal years remain subject to examination by the Internal Revenue Service. As of December 31, 2013, the Portfolio had no uncertain tax positions that would require financial statement recognition, or de-recognition or disclosure.

Dividends and Distributions to Shareholders - The Portfolio records dividends and distributions on the ex-dividend date. Net realized gains from security transactions (if any) are generally distributed annually to shareholders. The timing and characterization of certain income and capital gains distributions are determined in accordance with federal tax regulations that may differ from GAAP. Permanent book and tax basis differences relating to shareholder distributions will result in reclassification between under/over

MSF-22

Metropolitan Series Fund

Barclays Aggregate Bond Index Portfolio

Notes to Financial Statements—December 31, 2013—(Continued)

distributed net investment income, accumulated net realized gains/losses, and paid-in surplus. Book-tax differences are primarily due to premium amortization of debt securities and paydown reclasses. These adjustments have no impact on net assets or the results of operations.

Securities Lending - The Portfolio may lend its portfolio securities to certain qualified brokers who borrow securities in order to complete certain securities transactions. By lending its portfolio securities, the Portfolio attempts to increase its net investment income through the receipt of income on collateral held from securities on loan. Any gain or loss in the market price of the loaned securities that might occur and any interest earned or dividends declared during the term of the loan would accrue to the account of the Portfolio.

The Trust has entered into a securities lending arrangement with the custodian. Under this arrangement, the custodian is authorized to loan portfolio securities on the Portfolio’s behalf. In exchange, the Portfolio receives either cash or securities as collateral against the loaned securities. The Portfolio receives collateral at least equal to 102% of the market value of the loaned securities (105% for foreign equity securities), at each loan’s inception. Collateral representing at least 100% of the market value of the loaned securities must be maintained for the duration of the loan. A liability for cash collateral is reflected on the Statement of Assets and Liabilities, and is categorized as Level 2 within the fair value hierarchy. Cash collateral is generally invested in the State Street Navigator Securities Lending MET Portfolio (the “Navigator Portfolio”), a series of the State Street Navigator Securities Lending Trust that is managed by an affiliate of the custodian. The Navigator Portfolio is a registered money market fund that invests in a variety of high-quality, U.S. dollar-denominated instruments. If the market value of the collateral at the close of trading on a business day is less than 100% of the market value of the loaned securities at the close of trading on that day, the borrower shall be required to deliver, by the close of business on the following business day, an additional amount of collateral, so that the total amount of posted collateral is equal to at least 100% of the market value of all the loaned securities as of such preceding day. A portion of net income (income after the deduction of expenses and fees of the Navigator Portfolio) on the collateral is rebated to the borrower of the securities and the remainder is split between the custodian and the Portfolio. On loans collateralized by U.S. Treasuries, a fee is received from the borrower and is allocated between the Portfolio and the custodian. The risks associated with lending portfolio securities include, but are not limited to, possible delays in receiving additional collateral or in the recovery of the loaned securities, possible loss of rights in the collateral should the borrower fail financially, as well as risk of loss in the value of the collateral or the value of the investments made with the collateral. The lending agent has agreed to indemnify the Portfolio in the case of default of any securities borrower. Income received by the Portfolio in securities lending transactions during the year ended December 31, 2013 is reflected as Securities lending income on the Statement of Operations. Any outstanding loans by the Portfolio at December 31, 2013 are disclosed in the footnotes to the Schedule of Investments.

Repurchase Agreements - The Portfolio may enter into repurchase agreements, under the terms of a Master Repurchase Agreement, with selected commercial banks and broker-dealers, under which the Portfolio acquires securities as collateral and agrees to resell the securities at an agreed upon time and at an agreed-upon price. The Portfolio, through the custodian or a subcustodian, receives delivery of the underlying securities collateralizing any repurchase agreements. The Portfolio requires the custodian to take possession, to have legally segregated in the Federal Reserve Book Entry System, or to have segregated within the custodian’s vault, all securities held as collateral for repurchase agreements. It is the Portfolio’s policy that the market value of the collateral be at least equal to 100% of the repurchase price in the case of a repurchase agreement of one-day duration and at least equal to 102% of the repurchase price in the case of all other repurchase agreements. In the event of default or failure by a party to perform an obligation in connection with any repurchase transaction, the Master Repurchase Agreement gives the non-defaulting party the right to set-off claims and to apply property held by it in connection with any repurchase transaction against obligations owed to it.

Mortgage Related and Other Asset-Backed Securities - The Portfolio may invest in mortgage-related or other asset-backed securities. These securities may include mortgage pass-through securities, collateralized mortgage obligations (“CMOs”), commercial mortgage-backed securities, CMO residuals, stripped mortgage backed securities (“SMBS”), and other securities that directly or indirectly represent a participation in, or are secured by or payable from, mortgage loans on real property or other receivables. The value of some mortgage- or asset-backed securities may be particularly sensitive to changes in prevailing interest rates. Early repayment of principal on some mortgage-related securities may expose the Portfolio to a lower rate of return upon reinvestment of principal. The value of these securities may fluctuate in response to the market’s perception of the creditworthiness of the issuers. Additionally, although mortgages and mortgage-related securities are generally supported by some form of government or private guarantee and/or insurance, there is no assurance that private guarantors or insurers will meet their obligations.

In one type of SMBS, one class receives all of the interest from the mortgage assets (the interest-only or “IO” class), while the other class will receive all of the principal (the principal-only or “PO” class). Because principal will not be received at the maturity of an IO, adjustments are made to the book value of the security until maturity. These adjustments are netted against payments received for the IOs and the net amount is included in interest income on the Statement of Operations of the Portfolio. Payments received for POs are treated as reductions to the cost and par value of the securities. Details of mortgage related and other asset-backed securities held by the Portfolio are included in the Portfolio’s Schedule of Investments.

MSF-23

Metropolitan Series Fund

Barclays Aggregate Bond Index Portfolio

Notes to Financial Statements—December 31, 2013—(Continued)

The Portfolio may invest a significant portion of its assets in securities of issuers that hold mortgage and asset-backed securities and direct investments in securities backed by commercial and residential mortgage loans and other financial assets. The value and related income of these securities are sensitive to changes in economic conditions, including delinquencies and/or defaults, and may be negatively impacted by increased volatility of market prices and periods of illiquidity.

TBA Purchase & Forward Sale Commitments - The Portfolio may enter into TBA commitments to purchase or sell securities for a fixed price at a future date. TBA commitments are considered securities in themselves, and involve a risk of loss if the value of the security to be purchased or sold declines or increases prior to settlement date, which is in addition to the risk of decline in the value of the Portfolio’s other assets. TBA forward sales commitments are valued at the current market value of the underlying securities, according to the procedures described under “Investment Valuation and Fair Value Measurements”.

When-Issued and Delayed-Delivery Securities - The Portfolio may purchase securities on a when-issued or delayed-delivery basis. Settlement of such transactions normally occurs within a month or more after the purchase commitment is made. The Portfolio may purchase securities under such conditions only with the intention of actually acquiring them, but may enter into a separate agreement to sell the securities before the settlement date. Since the value of securities purchased may fluctuate prior to settlement, the Portfolio may be required to pay more at settlement than the security is worth. In addition, the purchaser is not entitled to any of the interest earned prior to settlement.

Upon making a commitment to purchase a security on a when-issued or delayed-delivery basis, the Portfolio will hold liquid assets in a segregated account with the Portfolio’s custodian, or set aside liquid assets in the Portfolio’s records, worth at least the equivalent of the amount due. The liquid assets will be monitored on a daily basis and adjusted as necessary to maintain the necessary value.

3. Certain Risks

Market Risk: In the normal course of business, the Portfolio invests in securities and enters into transactions where risks exist due to fluctuations in the market (market risk) or failure of the other party to a transaction to perform (credit and counterparty risk). The value of securities held by the Portfolio may decline in response to certain events, including those directly involving the companies whose securities are owned by the Portfolio; conditions affecting the general economy; overall market changes; local, regional or global political, social or economic instability; currency, interest rate, and price fluctuations.

Credit and Counterparty Risk: The Portfolio may be exposed to counterparty risk, or the risk that an entity with which the Portfolio has unsettled or open transactions may default. The potential loss could exceed the value of the financial assets and liabilities recorded in the financial statements. Financial assets that potentially expose the Portfolio to credit and counterparty risk consist principally of cash due from counterparties and investments. The Portfolio manages counterparty risk by entering into agreements only with counterparties that it believes have the financial resources to honor their obligations and by monitoring the financial stability of those counterparties. The Portfolio’s investment adviser attempts to mitigate counterparty risk by (i) periodically assessing the creditworthiness of its trading partners, (ii) monitoring and/or limiting the amount of its net exposure to each individual counterparty based on its assessment, and (iii) requiring collateral from the counterparty for certain transactions. In order to preserve certain safeguards for non-standard settlement trades, the Portfolio restricts its exposure to credit and counterparty losses by entering into master netting agreements with counterparties (approved brokers) with whom it undertakes a significant volume of transactions. Master Agreements govern the terms of certain transactions, and reduce the counterparty risk associated with relevant transactions by specifying credit protection mechanisms and providing standardization that improves legal certainty. Master Agreements can also help limit counterparty risk by specifying collateral posting arrangements at pre-arranged exposure levels.

Additional risks associated with each type of investment are described above within the respective security type notes. The Portfolio’s prospectus includes a discussion of the principal risks of investing in the Portfolio.

4. Investment Transactions

Aggregate cost of purchases and proceeds of sales of investment securities, including mortgage dollar roll and TBA transactions but excluding short-term securities, for the year ended December 31, 2013 were as follows:

Purchases		Sales
U.S. Government	Non U.S. Government	U.S. Government	Non U.S. Government
$507,846,310	$127,196,803	$294,594,908	$47,056,834

5. Investment Management Fees and Other Transactions with Affiliates

Investment Management Agreement - MetLife Advisers is the investment adviser to the Portfolio. The Trust has entered into an investment management agreement with MetLife Advisers with respect to the Portfolio. For providing investment management services to the Portfolio, MetLife Advisers receives monthly compensation at the annual rate of 0.250% of average daily net assets. Fees earned by MetLife Advisers with respect to the Portfolio for the year ended December 31, 2013 were $4,703,130.

MSF-24

Metropolitan Series Fund

Barclays Aggregate Bond Index Portfolio

Notes to Financial Statements—December 31, 2013—(Continued)

MetLife Advisers has entered into an investment subadvisory agreement with MetLife Investment Management, LLC (“MIM”) with respect to the Portfolio. For providing subadvisory services to the Portfolio, MetLife Advisers has agreed to pay MIM an investment subadvisory fee for each class of the Portfolio as follows:

% per annum	Average Daily Net Assets
0.040%	On the first $500 million
0.030%	Of the next $500 million
0.015%	On amounts over $1 billion

Fees earned by MIM with respect to the Portfolio for the year ended December 31, 2013 were $482,188.

Management Fee Waivers - Pursuant to an expense agreement, MetLife Advisers has agreed, for the period April 29, 2013 through April 27, 2014, to reduce its advisory fees set out above under “Investment Management Agreement” for each class of the Portfolio as follows:

% per annum	Average Daily Net Assets
0.005%	Over $500 million and under $1 billion
0.010%	Of the next $1 billion
0.015%	On amounts over $2 billion

An identical expense agreement was in place for the period April 30, 2012 through April 28, 2013. Amounts waived for the year ended December 31, 2013 are shown as management fee waivers in the Statement of Operations.

Certain officers and trustees of the Trust may also be officers of MetLife Advisers; however, such officers and trustees receive no compensation from the Trust.

Transfer Agency Agreement - MetLife serves as the transfer agent for the Trust. MetLife receives no fees for its services to the Trust under the transfer agency agreement.

Distribution and Service Fees - The Trust has a distribution agreement with MetLife Investors Distribution Company (“MIDC” or the “Distributor”) in which MIDC serves as the distributor for the Portfolio’s Class A, B, E, and G Shares. MIDC is a wholly-owned subsidiary of MetLife Investors Group, Inc., an affiliate of the Adviser. The Trust has also adopted a Distribution and Service Plan under Rule 12b-1 of the 1940 Act for the Portfolio’s Class B, E, and G Shares. Under the Distribution and Service Plan, the Class B, E, and G Shares of the Portfolio pay a fee to compensate the Insurance Companies (or their affiliates) and other broker-dealers and financial intermediaries involved in the offer and sale of Portfolio shares for promoting or selling and servicing the Class B, E, and G Shares of the Portfolio. The fees under the Distribution and Service Plan for each class of the Portfolio’s shares are calculated as a percentage of the Portfolio’s average daily net assets that are attributable to that Class. Currently, the fee is 0.25% per year for Class B Shares, 0.15% per year for Class E Shares, and 0.30% per year for Class G Shares. Amounts incurred by the Portfolio for the year ended December 31, 2013 are shown as Distribution and service fees in the Statement of Operations.

Deferred Trustee Compensation - Each Trustee who is not currently an employee of the Adviser or any of its affiliates receives compensation from the Trust for his or her service to the Trust. A deferred compensation plan (the “Plan”) is available to the Trustees on a voluntary basis. Deferred amounts remain in the Trust until distributed in accordance with the provisions of the Plan. The value of a participating Trustee’s deferral account is based on theoretical investments of deferred amounts, on the normal payment dates in certain portfolios of the Trust or Met Investors Series Trust, an affiliate of the Trust, as designated by the participating Trustee. Changes in the value of participants’ deferral accounts are reflected as Trustees’ fees and expenses in the Statement of Operations. The portion of the accrued obligations allocated to the Portfolio under the Plan is reflected as Deferred trustees’ fees in the Statement of Assets and Liabilities.

6. Contractual Obligations

Under the Trust’s organizational documents, its officers and Trustees may be indemnified against certain liabilities and expenses arising out of the performance of their duties to the Trust. Additionally, the Trust has a variety of indemnification obligations under contracts with its service providers. The Trust’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Trust that have not yet occurred.

7. Income Tax Information

The tax character of distributions paid for the years ended December 31, 2013 and 2012 was as follows:

Ordinary Income		Long-Term Capital Gain		Total
2013	2012	2013	2012	2013	2012
$62,542,285	$65,167,478	$—	$—	$62,542,285	$65,167,478

MSF-25

Metropolitan Series Fund

Barclays Aggregate Bond Index Portfolio

Notes to Financial Statements—December 31, 2013—(Continued)

As of December 31, 2013, the components of distributable earnings (accumulated losses) on a federal income tax basis were as follows:

Undistributed Ordinary Income	Undistributed Long-Term Capital Gain	Net Unrealized Appreciation	Loss Carryforwards	Other Accumulated Capital Losses	Total
$61,066,419	$—	$10,283,643	$(23,168,582)	$(5,419,589)	$42,761,891

The Portfolio utilizes the provisions of the federal income tax laws that provide for the carryforward of capital losses for prior years, offsetting such losses against any future realized capital gains. Under the Regulated Investment Company Modernization Act of 2010 (the “Act”), net capital losses recognized after December 22, 2010 may be carried forward indefinitely and their character is retained as short-term and/or long-term losses. Previously, net capital losses were carried forward for up to eight years and treated as short-term losses. As a transition rule, the Act requires that post-enactment net capital losses be used before pre-enactment net capital losses.

As of December 31, 2013, the Portfolio had post-enactment short-term accumulated capital losses of $1,389,119, post-enactment long-term accumulated capital losses of $4,030,470, and pre-enactment accumulated capital loss carryforwards and expiration dates were as follows:

Expiring 12/31/17	Expiring 12/31/16	Expiring 12/31/15	Expiring 12/31/14	Total
$9,934,932	$6,670,752	$4,015,637	$2,547,261	$23,168,582

MSF-26

Metropolitan Series Fund

Barclays Aggregate Bond Index Portfolio

Report of Independent Registered Public Accounting Firm

To the Shareholders of Barclays Aggregate Bond Index Portfolio and the Board of Trustees of Metropolitan Series Fund:

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Barclays Aggregate Bond Index Portfolio, one of the portfolios constituting Metropolitan Series Fund (the “Trust”) as of December 31, 2013, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Trust’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Trust is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Trust’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2013, by correspondence with the custodian and brokers; where replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Barclays Aggregate Bond Index Portfolio of Metropolitan Series Fund, as of December 31, 2013, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

Deloitte & Touche LLP

Boston, Massachusetts

February 27, 2014

MSF-27

Metropolitan Series Fund

Trustees and Officers of Metropolitan Series Fund

The Trustees and executive officers of the Trust, their ages and their principal occupations during the past five years are set forth below. Unless otherwise indicated, the business address of each is One Financial Center, Boston, MA 02111. Each Trustee who is deemed an “interested person,” as such term is defined in the 1940 Act, is indicated by an asterisk. Those Trustees who are not “interested persons” as defined in the 1940 Act are referred to as “Independent Trustees.” Additional information about the Trustees is available in the Statement of Additional Information, which is available without charge, upon request, by calling (800) 848-3854.

Trustees of the Trust

Name and Age	Position(s) Held with Registrant	Term of Office and Length of Time Served	Principal Occupation(s) During the Past 5 Years(1)	Number of Portfolios in Fund Complex(2) overseen	Other Directorships Held by Trustee During the Past 5 Years(1)
Interested Trustee
Elizabeth M. Forget* (47)	Trustee, Chairman of the Board, President and Chief Executive Officer	Indefinite; From May 2006 (President and Chief Executive Officer)/ August 2006 (Trustee and Chairman of the Board) to present	Senior Vice President, MetLife Inc.; President, MetLife Advisers, LLC and a predecessor company.	79	Trustee, Met Investors Series Trust (the “MIST Trust”);** various MetLife-affiliated boards.

Independent Trustees
Stephen M. Alderman (54)	Trustee	Indefinite; From April 2012 to present	Shareholder in the law firm of Garfield & Merel, Ltd.	79	Trustee, MIST Trust;** Director, International Truck Leasing Corp.

Robert J. Boulware (57)	Trustee	Indefinite; From April 2012 to present	Managing Director, Pilgrim Funds, LLC (private equity fund).	79	Trustee, MIST Trust;** Trustee, Vertical Capital Income Fund (closed-end fund); Director, Gainsco, Inc. (auto insurance).

Susan C. Gause (61)	Trustee	Indefinite; From April 2012 to present	Private Investor.	79	Trustee, MIST Trust;** Trustee, HSBC Funds.

Nancy Hawthorne (62)	Trustee	Indefinite; From May 2003 to present	Chief Executive Officer, Clerestory LLC (corporate advisor).	79	MIST Trust;** Director, THL Credit, Inc.**; Director, Avid Technology, Inc.**

Barbara A. Nugent (57)	Trustee	Indefinite; From January 2014 to present	President, True North Board Governance, LLC (consulting); until 2014, partner in the law firm of Stradley Ronon Stevens & Young, LLP.	79	Trustee, MIST Trust**; Director, Episcopal Healthcare Foundation; until 2014, member, Mutual Fund Directors Forum Advisory Board.

Keith M. Schappert (62)	Trustee	Indefinite; From August 2009 to present	Principal, Schappert Consulting LLC (asset management consulting).	79	Trustee, MIST Trust;** Director, The Commonfund for Nonprofit Organizations; until 2011, Director, Trilogy Global Advisors; Director, Mirae Asset Discovery Funds,** Director, Calamos Investments.

Linda B. Strumpf (66)	Trustee	Indefinite; From May 2000 to present	Chair of the Investment Committee, Leona M. and Harry B. Helmsley Charitable Trust; until 2011, Chief Investment Officer, Leona M. and Harry B. Helmsley Charitable Trust.	79	Since 2012, Trustee, MIST Trust,** Trustee and Member of Investment Committee, The Pennsylvania State University.

Dawn M. Vroegop (47)	Trustee	Indefinite; From May 2009 to present	Private Investor.	79	Trustee, MIST Trust,** Trustee, Driehaus Mutual Funds; Director and Investment Committee Chair, City College of San Francisco Foundation.

MSF-28

Metropolitan Series Fund

Trustees and Officers of Metropolitan Series Fund—(Continued)

Executive Officers of the Trust

Name and Age	Position(s) Held with Registrant	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years(1)
Elizabeth M. Forget (47)	President, Chief Executive Officer, Trustee and Chairman of the Board	From May 2006 (President and Chief Executive Officer)/ August 2006 (Trustee and Chairman of the Board) to present	See principal occupation information in the table above.

Jeffrey L. Bernier (42)	Vice President	From February 2008 to present	Vice President, MetLife, Inc.; Senior Vice President, MetLife Advisers, LLC and a predecessor company.

Peter H. Duffy (58)	Chief Financial Officer and Treasurer	From November 2000 to present	Senior Vice President, MetLife Advisers, LLC; Vice President, MetLife, Inc.

Andrew L. Gangolf (59)	Secretary	From May 2011 to present	Senior Vice President, MetLife Advisers, LLC; Senior Vice President & Assistant General Counsel, AllianceBerstein Investments, Inc.

Jeffrey P. Halperin (46)	Chief Compliance Officer	From November 2005 to present	Vice President, MetLife, Inc.; Chief Compliance Officer, MIST; Chief Compliance Officer, MSF Trust; Chief Compliance Officer, MetLife Advisers, LLC and a predecessor company; Chief Compliance Officer, MetLife Investment Management, LLC (formerly MetLife Investment Advisors Company, LLC).

Alan C. Leland, Jr. (61)	Vice President	From February 2005 to present	Treasurer and Chief Financial Officer, MetLife Advisers, LLC; Vice President, MetLife Group Inc.; Vice President, MetLife, Inc.

*	Ms. Forget is an “interested person” of the Trust because of her positions with MetLife Advisers, LLC and her ownership of securities issued by MetLife, Inc., the ultimate parent company of MetLife Advisers, LLC.
**	Indicates a directorship with a registered investment company or a company subject to the reporting requirements of the Securities Exchange Act of 1934, as amended.
(1)	Previous positions during the past five years with the Trust, MetLife, Inc. or the Adviser are omitted if not materially different.
(2)	The Fund Complex includes 49 Portfolios of the MIST Trust and 30 Portfolios of the Trust.

MSF-29

Metropolitan Series Fund

Barclays Aggregate Bond Index Portfolio

Board of Trustees’ Consideration of Advisory and Sub-Advisory Agreements

At an in-person meeting of the Boards of Trustees (the “Board”) of Met Investors Series Trust and Metropolitan Series Fund (“MIST” and “MSF,” respectively, and collectively, the “Trusts”) held on November 19-20, 2013, the Board, including a majority of the Trustees who are not considered to be “interested persons” of the Trusts (the “Independent Trustees”) under the Investment Company Act of 1940, as amended (the “1940 Act”), approved for an annual period the continuation of each Trust’s advisory agreement (the “Advisory Agreement”) with MetLife Advisers, LLC (the “Adviser”) and the applicable sub-advisory agreements (each a “Sub-Advisory Agreement,” and collectively with the Advisory Agreement, the “Agreements”) between the Adviser and the investment sub-advisers (each a “Sub-Adviser,” and collectively, the “Sub-Advisers”) for each of the series of the Trusts, including the Barclays Aggregate Bond Index Portfolio (each a “Portfolio,” and collectively, the “Portfolios”).1

In considering the Agreements, the Board reviewed a variety of materials provided by the Adviser and the Sub-Advisers relating to the Portfolios, including comparative performance, fee and expense information for an appropriate peer group of similar mutual funds, performance information for relevant benchmark indices and other information regarding the nature, extent and quality of services provided by the Adviser and the Sub-Advisers under their respective Agreements. The Board also took into account its experience with the Adviser and the Sub-Advisers and information provided to the Board in its meetings throughout the year with respect to the services provided by the Adviser and the Sub-Advisers, including quarterly performance reports prepared by management containing reviews of investment results, and periodic presentations from certain of the Sub-Advisers with respect to the Portfolios they manage. The Independent Trustees also assessed reports provided by the Board’s independent consultant, who reviewed and provided analyses regarding investment performance, fees and expenses, and other information provided by, or at the direction of, the Adviser and the Sub-Advisers, as more fully discussed below.

The Independent Trustees were separately advised by independent legal counsel throughout the process, and met with independent legal counsel in periodic executive sessions. Prior to voting to continue the Agreements at the November meeting, the Independent Trustees also received a memorandum from their independent counsel discussing the legal standards for their consideration of the proposed continuation of the Agreements. The Board also met in person with personnel of the Adviser on September 17, 2013 for the specific purpose of giving preliminary consideration to the proposed continuation of the Agreements and to request additional information they considered reasonably necessary to their deliberations. The Independent Trustees also discussed the proposed continuation of the Agreements in private sessions with their independent legal counsel at which no representatives of management were present.

In considering whether to approve the renewal of the Advisory Agreement with the Adviser and any applicable Sub-Advisory Agreements with respect to a Portfolio, the Board reviewed and analyzed the factors it deemed relevant, including: (1) the nature, extent and quality of the services to be provided to the Portfolios by the Adviser and the Sub-Advisers; (2) the performance of the Portfolios as compared to a peer group and an appropriate index; (3) the Adviser’s and each of the Sub-Adviser’s personnel and operations; (4) the financial condition of the Adviser and of the Sub-Advisers; (5) the level and method of computing each Portfolio’s advisory and sub-advisory fees; (6) the profitability of the Adviser under the Advisory Agreement and of certain of the Sub-Advisers under the Sub-Advisory Agreements; (7) any “fall-out” benefits to the Adviser, the Sub-Advisers and their affiliates (i.e., ancillary benefits realized by the Adviser, the Sub-Advisers or their affiliates from the Adviser’s or Sub-Advisers’ relationship with the Trusts); (8) the anticipated effect of growth in size on Portfolio expenses; (9) fees paid to certain of the Sub-Advisers by comparable institutional and retail accounts; and (10) possible conflicts of interest.

Nature, extent and quality of services. The Board evaluated the nature, extent and quality of the services that the Adviser, and the Sub-Advisers as relevant, have provided to the Portfolios. The Board considered the Adviser’s services as investment manager to the Portfolios, including services relating to the selection and oversight of the Sub-Advisers for the applicable Portfolios. The Board considered, among other things, the Adviser’s oversight of the provision of services to the Portfolios by the Sub-Advisers, including with respect to investment activities and trading practices, and the Sub-Adviser’s compliance with fund policies, objectives and Board directives, compliance policies and procedures and applicable law. The Adviser’s services in coordinating and overseeing the activities of the Trusts’ other service providers were also considered. The Board also evaluated the expertise and performance of the personnel of the Adviser who performed services for the Portfolios throughout the year.

The Board considered information received from the Trust’s Chief Compliance Officer (“CCO”) regarding the Portfolios’ compliance policies and procedures established pursuant to Rule 38a-l under the 1940 Act. The Board also evaluated the CCO’s ongoing reports concerning the CCO’s oversight of the risk assessment processes of the Sub-Advisers.

1 The Pyramis Managed Risk Portfolio recently commenced operations and, therefore, the Agreement with respect to this Portfolio was not up for renewal.

MSF-30

Metropolitan Series Fund

Barclays Aggregate Bond Index Portfolio

Board of Trustees’ Consideration of Advisory and Sub-Advisory Agreements—(Continued)

With respect to the services provided by each of the Sub-Advisers, the Board considered, among other things, information provided to the Board by each Sub-Adviser. The Board considered the Sub-Adviser’s current level of staffing and its overall resources, as well as its compensation program. The Board reviewed each Sub-Adviser’s history and investment experience, as well as information regarding the qualifications, background and responsibilities of the Sub-Adviser’s investment and compliance personnel who provide services to the Portfolios. The Board also considered, among other things, the Sub-Adviser’s compliance program and any disciplinary history. The Board also took into account the Sub-Adviser’s risk assessment and monitoring process. The Board noted each Sub-Adviser’s regulatory history, including whether it was currently involved in any regulatory actions or investigations as well as material litigation, and any settlements and amelioratory actions undertaken, as appropriate. The Board also noted that the CCO and his staff conduct regular, periodic compliance reviews with each of the Sub-Advisers and present reports to the Independent Trustees regarding the same, which includes evaluating the regulatory compliance systems of the Sub-Advisers and procedures reasonably designed by them to help assure compliance with the federal securities laws, including issues related to late trading and market timing, best execution, fair value pricing, and proxy voting procedures, among others. The Board also took into account the financial condition of each Sub-Adviser. In its review, the Board also received and took into account information regarding any services and/or payments provided to the Adviser by the Sub-Advisers in connection with marketing activities.

The Board considered each Sub-Adviser’s investment process and philosophy. The Board took into account that each Sub-Adviser’s responsibilities include the development and maintenance of an investment program for the applicable Portfolio which is consistent with the Portfolio’s investment objectives, the selection of investment securities and the placement of orders for the purchase and sale of such securities, as well as the implementation of compliance controls related to performance of these services. The Board also reviewed each Sub-Adviser’s brokerage policies and practices.

Performance. The Board considered the performance of the Portfolios as described in the quarterly reports prepared by management, and as also analyzed in reports prepared by the Independent Trustees’ independent consultant. The Board noted that the Adviser reviews with the Board on a quarterly basis detailed information about the Portfolios’ performance results, portfolio composition and investment strategies. The Board also reviewed and considered a separate report prepared by Lipper Inc. (“Lipper”), an independent third party, which provided a statistical analysis comparing the Portfolios’ investment performance, expenses, and fees to comparable funds underlying variable insurance products (the “Performance Universe”). In addition, the Independent Trustees met separately with a representative of Bobroff Consulting, Inc., an independent consultant (“Bobroff), at a special board meeting in September 2013, to review the separate reports prepared by such consultant (“Bobroff Report”), which analyzed the report prepared by Lipper. The Board also considered each Portfolio’s more recent performance subsequent to the performance period covered by the Lipper reports, and management’s discussion of the same, including the effect of current market conditions on each Portfolio’s more recent performance.

The Board reviewed the Portfolios’ performance records and the Adviser’s and Sub-Advisers’ management styles and long-term performance records with the Portfolios and comparable funds. The Board focused particular attention on Portfolios with less favorable performance records. The Board was mindful of the Adviser’s focus on each Sub-Adviser’s performance and noted that the Adviser has been active in monitoring and responding to any performance issues with respect to the Portfolios. The Board also took into account its discussions with management regarding factors that contributed to the performance of the Portfolios.

Among other data relating specifically to the Barclays Aggregate Bond Index Portfolio’s performance, the Board considered that the Portfolio underperformed the median of its Performance Universe and its Lipper Index for the one-, three- and five-year periods ended June 30, 2013. The Board further considered that the Portfolio underperformed its benchmark, the Barclays Capital Aggregate Bond Index, for the one-, three-and five-year periods ended October 31, 2013.

Fees and Expenses. The Board gave consideration to the advisory fees payable under the Advisory Agreement and the sub-advisory fees payable under each of the Sub-Advisory Agreements. In this regard, the Board reviewed the advisory fees payable on a Portfolio-by-Portfolio basis based on information provided by the Adviser. The Independent Trustees, with the assistance of Bobroff, also examined the fees paid by a Portfolio in light of fees paid to other investment managers by comparable funds, as well as considered the fees charged by the Adviser to manage other comparable funds, as applicable. The Lipper report included comparisons of the Adviser’s fee schedule with that of its peers based on an asset-based analysis of relative fee structures according to the size of the Portfolio. In addition, the Board considered the Portfolios’ advisory and sub-advisory fees and total expenses as compared to similarly situated investment companies underlying variable insurance products deemed to be comparable to the Portfolios as determined by Lipper. The Board considered a Portfolio’s ranking within a smaller group of peer funds chosen by Lipper (the “Expense Group”), as well as the Portfolio’s ranking within broader groups of funds (the “Expense Universe” and the “Sub-advised Expense Universe”). The Board also considered a Portfolio’s contractual sub-advisory fees, as applicable, as compared to the Sub-advised Expense Universe as well as a

MSF-31

Metropolitan Series Fund

Barclays Aggregate Bond Index Portfolio

Board of Trustees’ Consideration of Advisory and Sub-Advisory Agreements—(Continued)

smaller group of funds (the “Sub-advised Expense Group”). In comparing a Portfolio’s actual and contractual management fee to that of comparable funds, the Board noted that such fee includes both advisory and administrative fees.

The Board noted that the sub-advisory fees for the Portfolios are paid by the Adviser, not the Portfolios, out of the advisory fee. It was further noted that the Adviser negotiates such fees at arm’s length. The Board also considered that the Adviser had entered into expense limitation agreements with certain of the Portfolios, pursuant to which the Adviser has agreed to waive a portion of its advisory fee and/or reimburse certain expenses as a means of limiting a Portfolio’s total annual operating expenses. The Board further considered the amount of sub-advisory fees paid out by the Adviser and the amount of the management fees that it retained in light of the services performed by Sub-Advisers and Adviser, respectively.

With respect to the Barclays Aggregate Bond Index Portfolio, the Board considered that the Portfolio’s actual management fee and total expenses (exclusive of 12b-1 fees) were below the Expense Group median, the Expense Universe median and Sub-advised Expense Universe median. The Board noted that the Portfolio’s contractual management fees were below the asset-weighted average of the Expense Group at the Portfolio’s current size. The Board also noted that the Portfolio’s contractual sub-advisory fees were below the average of the Sub-advised Expense Group and Sub-advised Expense Universe at the Portfolio’s current size. The Board noted that the Adviser had waived fees and/or reimbursed expenses during the past year.

Profitability. The Board examined the profitability of the Adviser on a Portfolio-by-Portfolio basis. The Board also considered that the Distributor, MetLife Investors Distribution Company, receives Rule 12b-1 payments to support the distribution of the products. The Board considered the profitability to the Sub-Advisers and their affiliates as a result of their relationships with the Portfolios, and the Board considered the ability of the Adviser to negotiate the Sub-Advisory Agreements and the fees thereunder at arm’s length. The Board also reviewed Portfolio specific data with regard to the profitability of the Portfolios to each Sub-Adviser, as available.

Economies of scale. The Board also considered the effect of the Portfolios’ growth in size on their fees. The Board noted that the fee schedules for most of the Portfolios contain breakpoints that reduce the fee rate above specified asset levels. The Board noted those Portfolios that did not contain breakpoints in the advisory fee and took into account management’s discussion of the same. The Board noted that those Portfolios with advisory fee schedules containing breakpoints generally reflect the inclusion of breakpoints in the sub-advisory fee schedule for such Portfolios. The Board considered the effective fees under the Advisory Agreement for a Portfolio as a percentage of assets at different asset levels and possible economies of scale that may be realized if the assets of the Portfolio grow. Among other data, the Board examined the effect of a Portfolio’s growth in size on various fee schedules and reviewed the Lipper and Bobroff Reports, which compared fees among peers. The Board also generally noted that if a Portfolio’s assets increase over time, the Portfolio may realize other economies of scale if assets increase proportionally more than certain other fixed expenses. In addition, the Board noted that the Adviser had taken a number of steps to date intended to share the benefits of economies of scale with contractholders.

With respect to the Barclays Aggregate Bond Index Portfolio, the Board noted that the Portfolio’s advisory fee does not contain breakpoints. The Board noted that the Portfolio’s management fees were below the asset-weighted average of comparable funds at all asset levels. The Board considered the effect of the Portfolio’s current size and potential growth on its performance and fees. The Board noted management’s discussion of the Portfolio’s advisory fee structure. The Board also noted that if the Portfolio’s assets increased over time, the Portfolio might realize other economies of scale if assets increased proportionally more than certain other fixed expenses.

Other factors. As part of its evaluation of the Adviser’s compensation, the Board considered other benefits that may be realized by the Adviser and its affiliates from their relationship with the Trusts. Among them, the Board recognized that an affiliate of the Adviser, MetLife Investors Distribution Company, serves as the Distributor for the Trusts, and, as such, receives payments pursuant to Rule 12b-1 from the Portfolios to compensate it for providing shareholder services and selling activities, which could lead to growth in the Trusts’ assets and corresponding benefits from such growth, including economies of scale. The Board also considered that affiliates of the Adviser may benefit from certain indirect tax benefits relating to dividend received deductions and foreign tax credits. In conjunction with these considerations, the Board noted the costs of providing investment management and other services to the Portfolios and the ongoing commitment of the Adviser to the Portfolios.

The Board considered other benefits that may be realized by each Sub-Adviser and its affiliates from their relationship with the Trusts, including the opportunity to provide advisory services to additional portfolios of the Trusts and reputational benefits. In conjunction with these considerations, the Board noted the costs of providing investment advisory services to the Portfolios and the ongoing commitment of the Sub-Advisers to the Portfolios.

MSF-32

Metropolitan Series Fund

Barclays Aggregate Bond Index Portfolio

Board of Trustees’ Consideration of Advisory and Sub-Advisory Agreements—(Continued)

The Board considered possible conflicts of interest in the form of material benefits or detriments to the Trusts resulting from the nature of the Trusts’ and the Adviser’s or the Sub-Advisers’ affiliations and the services that are provided to the Trusts, and the manner in which such conflicts were mitigated.

Conclusions. After full consideration of the factors discussed above, the Board, including a majority of the Independent Trustees, approved the Advisory Agreement and the Sub-Advisory Agreement, as applicable, with respect to each Portfolio, unless otherwise noted. In making its approvals, the Board concluded that the nature, extent and quality of services provided by the Adviser and each Sub-Adviser supported the renewal of the Agreements. The Board also concluded that the investment performance of each Fund was such that each Agreement should continue. In addition, the Board concluded that fees paid by a Portfolio to the Adviser and, if applicable, the Sub-Adviser appeared to be acceptable in light of nature, extent and quality of the services provided by the Adviser and Sub-Adviser. Further, the Board concluded that the Adviser’s profitability in providing services under the Advisory Agreements did not appear unreasonably high in light of the nature, extent and quality of the services provided by the Adviser. Finally, the Board concluded that the Advisory and Sub-Advisory fees in some measure share economies of scale with contractholders. In approving the renewal of each of the Agreements, the Board, including the Independent Trustees, did not identify any single factor as controlling, and generally attributed different weights to various factors for the various Portfolios. The Board evaluated all information available to them on a Portfolio-by-Portfolio basis, and their decisions were made separately with respect to each Portfolio.

MSF-33

Metropolitan Series Fund

BlackRock Bond Income Portfolio

Managed by BlackRock Advisors, LLC

Portfolio Manager Commentary*

PERFORMANCE

For the one year period ended December 31, 2013, the Class A, B, and E shares of the BlackRock Bond Income Portfolio returned -0.77%, -1.01%, and -0.91%, respectively. The Portfolio’s benchmark, the Barclays U.S. Aggregate Bond Index1, returned -2.02%.

MARKET ENVIRONMENT / CONDITIONS

The first quarter of 2013 was characterized by Japan’s flooding of the global financial markets with liquidity, which served to buoy all assets, including the very expensive risk-free rates in the beginning of the year.

During the second quarter of the year, interest rates rose sharply when markets misinterpreted the Federal Reserve’s (the “Fed”) announcement that it might consider tapering (reducing) its bond-buying program in the fourth quarter of 2013 as a precursor to increasing interest rates toward year end. The uncertainty and resulting volatility also had an impact on credit markets, which witnessed spread widening across all sectors, including corporate credit and structured products.

During the third quarter, two events occurred that led to an uptick in risk sentiment within fixed income markets. First, Larry Summers withdrew from the race for the chairmanship of the Fed. Second, the Fed surprised markets by deciding to refrain from tapering its bond-buying program due to a tightening of financial conditions. However, volatility returned to the markets toward the end of September due to the threat of a U.S. government shut-down and prolonged political wrangling over the debt ceiling issue.

During the last quarter of the year, U.S. Treasury rates generally rose across the yield curve. In December, the 5- to 10- year part of the yield curve significantly underperformed 30-year rates. About half of the rise in rates occurred in the first half of the month, consistent with stronger economic data releases in the U.S., and anticipation that the Fed may start to taper its bond-buying program sooner rather than later.

In light of stronger U.S. economic data, consistent labor market improvement, and reduced political risk, the Fed announced that it would reduce the pace of bond purchases beginning in January 2014 by $10 billion per month, split evenly between agency mortgage-backed securities (MBS) and U.S. Treasuries. Simultaneously, the Fed decided to provide qualitative enhancements to its “forward guidance” on interest rate policy. Specifically, new language was added to the statement, and the Fed’s expected path for policy rates shown in the Summary Economic Projections indicated a 25-basis-point reduction in the median value of the federal funds rate at the end of 2016. We believe that this qualitative guidance leaves the front end of the U.S. Treasury curve more vulnerable to positive data surprises which would lead to an increase in yield in the front end of the U.S. Treasury curve.

PORTFOLIO REVIEW / PERIOD END POSITIONING

The Portfolio maintained a neutral duration bias relative to its benchmark index for most of the period.

Throughout the one year period, the Portfolio was overweight relative to its benchmark index in non-government spread sectors and underweight in government-owned/government-related sectors which contributed to performance.

Corporate credit (mainly in the Industrials sector and high yield market) contributed significantly toward performance. Security selection and sector allocation within structured products (commercial mortgage-backed securities (CMBS), asset-backed securities (ABS), agency and non-agency residential MBS) also added to performance. Rounding out the contributors to performance was the Portfolio’s allocation to non-U.S. securities and currencies, particularly the euro and the Australian dollar.

On the negative side, detractors from Portfolio performance included an allocation to Treasury Inflation-Protected Securities (TIPS). Security selection in U.S. Treasuries, and an allocation to agency MBS, particularly 30-year pass-through securities, also detracted from performance.

At the end of the period, the Portfolio was overweight relative to the benchmark index in CMBS and ABS, with non-benchmark allocations to high yield bonds, non-agency residential MBS and TIPS. The Portfolio was underweight in investment grade credit, agency MBS, agency debentures and U.S. Treasuries. The Portfolio ended the period with a neutral duration versus the benchmark.

MSF-1

Metropolitan Series Fund

BlackRock Bond Income Portfolio

Managed by BlackRock Advisors, LLC

Portfolio Manager Commentary*—(Continued)

The Portfolio held derivatives during the period as a part of its investment strategy. Derivatives are used by the portfolio management team as a means to hedge and/or take outright views on interest rates, credit risk and/or foreign exchange positions in the Portfolio. Specifically, the Portfolio used Treasury futures to express a neutral bias for most of the period. In addition, the Portfolio held a yield-curve-flattening bias in the short end and a steepening bias in the long end of the curve, expressed by a combination of long-dated Treasury securities and short-to-intermediate Treasury futures. The overall impact of duration and yield curve positioning on performance was neutral over the period.

Rick Rieder

Bob Miller

Portfolio Managers

BlackRock Advisors, LLC

* This commentary may include statements that constitute “forward-looking statements” under the U.S. securities laws. Forward-looking statements include, among other things, projections, estimates, and information about possible or future results related to the Portfolio, market or regulatory developments. The views expressed above are not guarantees of future performance or economic results and involve certain risks, uncertainties and assumptions that could cause actual outcomes and results to differ materially from the views expressed herein. The views expressed above are subject to change at any time based upon economic, market, or other conditions and the subadvisory firm undertakes no obligation to update the views expressed herein. Any discussions of specific securities should not be considered a recommendation to buy or sell those securities. The views expressed above (including any forward-looking statement) may not be relied upon as investment advice or as an indication of the Portfolio’s trading intent. Information about the Portfolio’s holdings, asset allocation or country diversification is historical and is not an indication of future Portfolio composition, which may vary. Direct investment in any index is not possible. The performance of any index mentioned in this commentary has not been adjusted for ongoing management, distribution and operating expenses, and sales charges applicable to mutual fund investments. In addition, the returns do not reflect additional fees charged by separate accounts or variable insurance contracts that an investor in the Portfolio may pay. If these additional fees were reflected, performance would have been lower.

MSF-2

Metropolitan Series Fund

BlackRock Bond Income Portfolio

A $10,000 INVESTMENT COMPARED TO THE BARCLAYS U.S. AGGREGATE BOND INDEX

AVERAGE ANNUAL RETURNS (%) (FOR THE YEAR ENDED DECEMBER 31, 2013)

	1 Year	5 Year	10 Year
BlackRock Bond Income Portfolio
Class A	-0.77	6.17	4.45
Class B	-1.01	5.90	4.19
Class E	-0.91	6.01	4.30
Barclays U.S. Aggregate Bond Index	-2.02	4.44	4.55

1 Barclays U.S. Aggregate Bond Index is a broad based benchmark that measures the investment grade, U.S. dollar-denominated, fixed-rate taxable bond market, including Treasuries, government-related and corporate securities, mortgage-backed securities, asset-backed securities, and commercial mortgage-backed securities.

Portfolio performance is calculated including reinvestment of all income and capital gain distributions. Performance numbers are net of all Portfolio expenses but do not include any insurance, sales, separate account or administrative charges of variable annuity or life insurance contracts or any additional expenses that participants may bear relating to the operations of their plans. If these charges were included, the returns would be lower. The performance of any index referenced above has not been adjusted for ongoing management, distribution and operating expenses, and sales charges applicable to mutual fund investments. Direct investment in any index is not possible. The performance of Class A shares, as set forth in the line graph above, will differ from that of other classes because of the difference in expenses paid by policyholders investing in the different share classes.

This information represents past performance and is not indicative of future results. Investment return and principal value may fluctuate so that shares, upon redemption, may be worth more or less than the original cost.

PORTFOLIO COMPOSITION AS OF DECEMBER 31, 2013

Top Sectors

% of Market Value of Total Long-Term Investments
U.S. Treasury & Government Agencies	46.1
Corporate Bonds & Notes	21.6
Asset-Backed Securities	18.4
Mortgage-Backed Securities	12.1
Foreign Government	1.0
Floating Rate Loans	0.4
Preferred Stocks	0.2
Municipals	0.1
Purchased Options	0.1

MSF-3

Metropolitan Series Fund

BlackRock Bond Income Portfolio

Understanding Your Portfolio’s Expenses

Shareholder Expense Example

As a shareholder of the Portfolio, you incur ongoing costs, including management fees; distribution and service (12b-1) fees; and other Portfolio expenses. This example is intended to help you understand your ongoing costs (in dollars) (referred to as “expenses”) of investing in the Portfolio and compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period, July 1, 2013 through December 31, 2013.

Actual Expenses

The first line for each share class of the Portfolio in the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested in the particular share class of the Portfolio, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line for each share class of the Portfolio in the table below provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any fees or charges of your variable insurance product or any additional expenses that participants in certain eligible qualified plans may bear relating to the operations of their plan. Therefore, the second line for each share class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these other costs were included, your costs would have been higher.

BlackRock Bond Income Portfolio		Annualized Expense Ratio	Beginning Account Value July 1, 2013	Ending Account Value December 31, 2013	Expenses Paid During Period** July 1, 2013 to December 31, 2013
Class A	Actual	0.35%	$1,000.00	$1,011.10	$1.77
	Hypothetical*	0.35%	$1,000.00	$1,023.44	$1.79

Class B	Actual	0.60%	$1,000.00	$1,009.90	$3.04
	Hypothetical*	0.60%	$1,000.00	$1,022.18	$3.06

Class E	Actual	0.50%	$1,000.00	$1,010.30	$2.53
	Hypothetical*	0.50%	$1,000.00	$1,022.69	$2.55

* Hypothetical assumes a rate of return of 5% per year before expenses.

** Expenses paid are equal to the Portfolio’s annualized expense ratio for the most recent six month period, as shown above, multiplied by the average account value over the period, multiplied by the number of days (184 days) in the most recent fiscal half-year, divided by 365 (to reflect the one-half year period).

MSF-4

Metropolitan Series Fund

BlackRock Bond Income Portfolio

Schedule of Investments as of December 31, 2013

U.S. Treasury & Government Agencies—51.7% of Net Assets

Security Description	Principal Amount*	Value

Agency Sponsored Mortgage-Backed—35.8%
Fannie Mae 15 Yr. Pool
2.500%, 09/01/27	54,810,085	$54,308,022
3.000%, TBA (a)	32,400,000	33,064,453
3.500%, 07/01/28	3,777,412	3,960,444
3.500%, TBA (a)	15,700,000	16,418,153
4.000%, 01/01/25	45,159	48,339
4.000%, 02/01/25	8,190,005	8,684,501
4.000%, 09/01/25	1,504,373	1,594,581
4.000%, 10/01/25	4,292,285	4,551,092
4.000%, 01/01/26	1,272,870	1,349,641
4.000%, 04/01/26	798,965	851,623
4.000%, 07/01/26	3,693,688	3,916,219
4.000%, 08/01/26	1,622,330	1,720,180
4.500%, 12/01/20	2,772,457	2,954,355
4.500%, 02/01/25	1,680,792	1,789,140
4.500%, 04/01/25	287,058	305,588
4.500%, 07/01/25	1,169,870	1,245,517
4.500%, 06/01/26	24,773,964	26,366,533
4.500%, TBA (a)	12,900,000	13,725,902
5.000%, 09/01/35	16,256	17,710
5.500%, 11/01/32	298,896	329,259
Fannie Mae 20 Yr. Pool
5.000%, 05/01/23	7,560	8,205
Fannie Mae 30 Yr. Pool
3.000%, 01/01/43	5,220,726	4,961,976
3.000%, 02/01/43	15,400,543	14,639,974
3.000%, 03/01/43	31,403,262	29,850,449
3.000%, 04/01/43	21,671,304	20,602,761
3.000%, 05/01/43	29,900,533	28,426,992
3.000%, 06/01/43	3,700,666	3,518,998
3.000%, 08/01/43	11,555,000	10,960,615
3.000%, TBA (a)	2,400,000	2,278,313
3.500%, 06/01/42	694,920	691,676
3.500%, 07/01/42	543,070	540,366
3.500%, 02/01/43	1,921,048	1,912,081
3.500%, 03/01/43	496,091	493,473
3.500%, 04/01/43	9,799,752	9,739,714
3.500%, 05/01/43	1,271,808	1,265,104
3.500%, 06/01/43	1,384,149	1,377,290
3.500%, 07/01/43	9,321,030	9,275,080
3.500%, 08/01/43	37,526,496	37,343,921
3.500%, 11/01/43	2,926,562	2,912,949
3.500%, 12/01/43	299,719	298,232
4.000%, 05/01/42	1,161,265	1,200,854
4.000%, 02/01/43	3,219,951	3,324,897
4.000%, 08/01/43	3,994,202	4,120,655
4.000%, 09/01/43	1,407,711	1,452,183
4.000%, 10/01/43	10,720,252	11,043,491
4.000%, 11/01/43	2,219,874	2,286,680
4.000%, 12/01/43	28,154,193	29,039,601
4.000%, 01/01/44	22,395,223	23,101,952
4.000%, TBA (a)	24,800,000	25,528,500
4.500%, 11/01/39	659,505	703,058
4.500%, 08/01/41	290,033	307,448
4.500%, 09/01/41	1,814,501	1,923,410
4.500%, 06/01/42	12,647,954	13,435,302

Agency Sponsored Mortgage-Backed—(Continued)
Fannie Mae 30 Yr. Pool
4.500%, 08/01/42	2,455,525	2,605,167
4.500%, 08/01/43	502,197	532,637
4.500%, 09/01/43	32,553,918	34,539,611
4.500%, 10/01/43	5,018,899	5,325,880
4.500%, 12/01/43	4,300,000	4,561,962
5.000%, 11/01/32	25,256	27,538
5.000%, 03/01/33	20,108	21,827
5.000%, 04/01/33	144,534	157,561
5.000%, 07/01/33	240,844	262,237
5.000%, 08/01/33	32,489	35,288
5.000%, 09/01/33	4,077,645	4,442,234
5.000%, 11/01/33	973,988	1,061,062
5.000%, 12/01/33	398,872	434,489
5.000%, 02/01/34	157,150	171,159
5.000%, 03/01/34	120,244	130,811
5.000%, 04/01/34	43,192	46,992
5.000%, 06/01/34	69,929	76,047
5.000%, 07/01/34	7,847,241	8,526,506
5.000%, 10/01/34	3,294,844	3,589,706
5.000%, 12/01/34	114,543	124,645
5.000%, 04/01/35	13,207	14,362
5.000%, 07/01/35	9,830,921	10,705,390
5.000%, 10/01/35	6,052,027	6,591,679
5.000%, 12/01/35	1,849,045	2,008,912
5.000%, 08/01/36	1,792,007	1,946,414
5.000%, 07/01/37	890,983	970,453
5.000%, 11/01/40	10,483,161	11,411,092
5.000%, 04/01/41	141,351	154,212
5.000%, 07/01/41	977,181	1,066,304
5.000%, 08/01/41	1,235,637	1,348,968
5.000%, 01/01/42	388,128	423,287
5.500%, 11/01/32	3,571,215	3,939,740
5.500%, 12/01/32	587,410	647,380
5.500%, 01/01/33	2,676,755	2,952,692
5.500%, 12/01/33	725,424	799,333
5.500%, 08/01/37	6,151,889	6,770,782
5.500%, 04/01/41	1,047,353	1,159,209
5.500%, 06/01/41	9,728,488	10,602,827
5.500%, TBA (a)	5,000,000	5,499,804
6.000%, 02/01/34	621,137	696,954
6.000%, 08/01/34	484,998	544,390
6.000%, 04/01/35	7,374,611	8,275,077
6.000%, 06/01/36	1,325,219	1,478,423
6.000%, 02/01/38	1,757,101	1,950,026
6.000%, 03/01/38	703,548	782,715
6.000%, 05/01/38	2,063,886	2,292,543
6.000%, 10/01/38	2,696,561	2,985,818
6.000%, 12/01/38	810,865	901,418
6.000%, 04/01/40	8,549,808	9,460,092
6.000%, 09/01/40	872,959	965,707
6.000%, 06/01/41	1,774,267	1,963,959
6.000%, TBA (a)	4,400,000	4,876,094
6.500%, 05/01/40	13,540,191	15,042,676
Fannie Mae ARM Pool
3.011%, 03/01/41 (b)	994,404	1,049,397

See accompanying notes to financial statements.

MSF-5

Metropolitan Series Fund

BlackRock Bond Income Portfolio

Schedule of Investments as of December 31, 2013

U.S. Treasury & Government Agencies—(Continued)

Security Description	Principal Amount*	Value

Agency Sponsored Mortgage-Backed—(Continued)
Fannie Mae ARM Pool
3.131%, 03/01/41 (b)	1,205,018	$1,264,963
3.222%, 12/01/40 (b)	2,209,723	2,314,227
3.355%, 06/01/41 (b)	4,568,649	4,786,846
3.496%, 09/01/41 (b)	3,416,143	3,589,190
4.978%, 08/01/38 (b)	1,432,580	1,531,832
Fannie Mae REMICS
5.000%, 04/25/35	375,135	403,385
Fannie Mae-ACES
3.329%, 10/25/23 (b)	4,390,000	4,289,061
Freddie Mac 15 Yr. Gold Pool
3.000%, TBA (a)	11,100,000	11,305,523
Freddie Mac 30 Yr. Gold Pool
2.500%, TBA (a)	19,100,000	18,923,176
3.000%, 03/01/43	4,628,083	4,390,016
3.000%, 04/01/43	27,205,485	25,806,044
3.500%, 04/01/42	3,161,480	3,144,556
3.500%, 08/01/42	2,769,310	2,755,256
3.500%, 09/01/42	1,734,344	1,723,727
3.500%, 11/01/42	3,408,194	3,386,349
3.500%, TBA (a)	85,900,000	85,228,906
4.000%, TBA (a)	46,900,000	48,017,538
4.500%, 09/01/43	3,371,513	3,576,791
4.500%, 11/01/43	7,166,559	7,602,319
4.500%, TBA (a)	26,400,000	27,842,718
5.000%, TBA (a)	29,100,000	31,382,531
5.500%, TBA (a)	2,300,000	2,510,594
Freddie Mac ARM Non-Gold Pool
3.029%, 02/01/41 (b)	1,911,898	2,020,100
Freddie Mac Multifamily Structured Pass-Through Certificates
0.903%, 10/25/22 (b) (c)	52,645,618	3,208,961
0.903%, 09/25/22 (b) (c)	41,771,770	2,495,989
1.512%, 06/25/22 (b) (c)	16,691,182	1,638,356
1.557%, 12/25/18 (b) (c)	24,860,172	1,638,236
1.743%, 03/25/22 (b) (c)	12,156,541	1,318,207
1.751%, 08/25/16 (b) (c)	12,016,562	374,676
1.783%, 05/25/19 (b) (c)	20,468,017	1,647,266
2.637%, 01/25/23	12,385,000	11,631,137
3.060%, 07/25/23 (b)	6,340,000	6,105,984
3.300%, 04/25/23 (b)	8,770,000	8,635,845
3.458%, 08/25/23 (b)	3,985,000	3,960,014
Ginnie Mae (CMO)
1.015%, 02/16/53 (b) (c)	27,964,765	2,053,844
Ginnie Mae I 15 Yr. Pool
7.500%, 12/15/14	9,254	9,378
8.500%, 01/15/17	4,464	4,552
8.500%, 03/15/17	1,172	1,177
8.500%, 11/15/21	3,036	3,050
9.000%, 10/15/16	1,691	1,699
Ginnie Mae I 30 Yr. Pool
3.500%, 02/15/42	495,878	501,518
3.500%, 04/15/42	674,433	682,102
3.500%, 05/15/42	594,313	601,073
3.500%, 08/15/42	917,027	926,557
3.500%, 11/15/42	694,129	701,893
3.500%, 12/15/42	1,967,460	1,989,457

Agency Sponsored Mortgage-Backed—(Continued)
Ginnie Mae I 30 Yr. Pool
3.500%, 01/15/43	793,070	801,935
3.500%, 02/15/43	1,276,505	1,290,809
3.500%, 03/15/43	653,711	660,471
3.500%, 04/15/43	2,479,480	2,507,371
3.500%, 05/15/43	4,682,678	4,735,429
3.500%, 06/15/43	1,176,078	1,189,353
3.500%, 07/15/43	3,957,552	4,002,280
4.000%, 12/15/41	183,615	191,084
4.000%, 05/15/42	156,565	162,913
4.000%, 09/15/42	20,528,122	21,401,049
4.500%, 02/15/42	35,071,510	37,656,439
4.500%, TBA (a)	17,300,000	18,458,289
5.000%, 12/15/38	1,001,193	1,088,720
5.000%, 07/15/39	2,582,746	2,802,546
5.000%, 12/15/40	3,484,913	3,786,014
5.000%, TBA (a)	26,700,000	28,939,254
5.500%, 04/15/33	72,702	80,487
5.500%, TBA (a)	12,500,000	13,728,515
6.500%, 04/15/33	55,834	62,316
8.000%, 11/15/29	6,441	6,579
8.500%, 05/15/17	589	592
8.500%, 05/15/22	1,374	1,464
Ginnie Mae II 30 Yr. Pool
3.000%, TBA (a)	37,600,000	36,328,063
3.500%, TBA (a)	58,500,000	59,014,162
4.000%, 11/20/43	78,046,258	81,338,817
4.500%, 05/20/41	34,679,678	37,226,414
4.500%, 06/20/41	3,369,009	3,616,422
4.500%, 07/20/41	2,077,215	2,229,762
5.000%, 10/20/33	2,328,922	2,554,501
5.000%, 10/20/39	1,048,206	1,147,875

		1,379,655,484

Federal Agencies—0.2%
Federal National Mortgage Association
5.125%, 01/02/14	7,095,000	7,095,894

U.S. Treasury—15.7%
U.S. Treasury Bonds
2.750%, 08/15/42	11,015,000	8,727,669
2.750%, 11/15/42	465,000	367,641
3.750%, 11/15/43	83,265,000	80,480,785
U.S. Treasury Inflation Indexed Bonds
0.750%, 02/15/42	14,352,369	11,537,956
U.S. Treasury Inflation Indexed Notes
0.125%, 01/15/23	7,412,094	7,000,375
0.375%, 07/15/23	49,921,054	48,146,510
U.S. Treasury Notes
0.250%, 05/31/15	29,515,000	29,528,843
0.250%, 11/30/15 (d)	16,660,000	16,626,813
0.500%, 12/15/16 (d)	118,365,000	117,884,201
1.000%, 11/30/19 (e)	91,390,000	85,870,866
1.250%, 11/30/18	37,927,800	37,115,917
1.500%, 12/31/18	33,600,000	33,222,000
1.625%, 11/15/22	6,432,200	5,806,064

See accompanying notes to financial statements.

MSF-6

Metropolitan Series Fund

BlackRock Bond Income Portfolio

Schedule of Investments as of December 31, 2013

U.S. Treasury & Government Agencies—(Continued)

Security Description	Principal Amount*	Value

U.S. Treasury—(Continued)
U.S. Treasury Notes
2.000%, 11/30/20	43,625,000	$42,466,233
2.750%, 11/15/23	79,760,000	78,027,693

		602,809,566

Total U.S. Treasury & Government Agencies (Cost $2,020,929,340)		1,989,560,944

Corporate Bonds & Notes—24.2%

Agriculture—0.3%
Altria Group, Inc.
4.000%, 01/31/24 (f)	2,617,000	2,557,892
Philip Morris International, Inc.
1.875%, 01/15/19 (f)	5,706,000	5,576,206
4.875%, 11/15/43	1,871,000	1,853,469

		9,987,567

Airlines—0.2%
United Continental Holdings, Inc.
6.000%, 07/15/28	2,120,000	1,786,100
8.000%, 07/15/24 (f)	6,465,000	6,484,395

		8,270,495

Auto Manufacturers—0.1%
General Motors Co.
4.875%, 10/02/23 (144A) (f)	2,350,000	2,379,375
6.250%, 10/02/43 (144A)	1,410,000	1,464,637
Jaguar Land Rover Automotive plc
8.250%, 03/15/20 (GBP)	220,000	412,580

		4,256,592

Auto Parts & Equipment—0.0%
Servus Luxembourg Holding SCA
7.750%, 06/15/18 (EUR)	115,000	166,432

Banks—4.5%
ABN Amro Bank NV
6.375%, 04/27/21 (EUR)	880,000	1,398,849
Bank of America Corp.
2.600%, 01/15/19	4,726,000	4,746,861
3.300%, 01/11/23	16,510,000	15,622,868
3.700%, 09/01/15	12,180,000	12,731,888
4.100%, 07/24/23 (f)	13,875,000	13,933,872
Bank of New York Mellon Corp. (The)
2.100%, 01/15/19	7,550,000	7,483,560
Caixa Economica Federal
2.375%, 11/06/17 (144A)	4,670,000	4,337,263
Citigroup, Inc.
3.375%, 03/01/23	11,270,000	10,712,304
4.450%, 01/10/17	2,290,000	2,481,900
Commerzbank AG
6.375%, 03/22/19 (EUR)	2,300,000	3,499,963

Banks—(Continued)
Cooperatieve Centrale Raiffeisen-Boerenleenbank BA
5.750%, 12/01/43 (f)	1,338,000	1,418,395
Discover Bank
7.000%, 04/15/20 (f)	1,678,000	1,951,492
Goldman Sachs Group, Inc. (The)
1.838%, 11/29/23 (b)	7,855,000	7,976,548
3.625%, 02/07/16	3,045,000	3,195,667
3.625%, 01/22/23 (f)	9,055,000	8,768,437
5.750%, 01/24/22	2,466,000	2,775,947
HSBC Bank Brasil S.A. - Banco Multiplo
4.000%, 05/11/16 (144A)	13,340,000	13,556,775
JPMorgan Chase & Co.
3.200%, 01/25/23	1,740,000	1,649,565
3.250%, 09/23/22	3,110,000	2,980,378
4.750%, 03/01/15	6,090,000	6,371,486
Morgan Stanley
3.450%, 11/02/15	9,985,000	10,393,446
3.750%, 02/25/23 (f)	7,480,000	7,278,526
3.800%, 04/29/16	2,730,000	2,887,876
5.000%, 11/24/25	8,360,000	8,384,996
State Street Capital Trust IV
1.243%, 06/01/77 (b)	420,000	317,310
US Bancorp
1.950%, 11/15/18	7,250,000	7,211,118
Wells Fargo & Co.
1.500%, 07/01/15	3,045,000	3,087,819
2.150%, 01/15/19	2,688,000	2,679,581
5.375%, 11/02/43	2,540,000	2,600,975

		172,435,665

Beverages—0.0%
PepsiCo, Inc.
3.600%, 08/13/42	1,100,000	905,418

Biotechnology—0.4%
Amgen, Inc.
5.150%, 11/15/41	2,330,000	2,321,346
5.650%, 06/15/42	4,045,000	4,283,801
Life Technologies Corp.
6.000%, 03/01/20	6,995,000	8,037,402

		14,642,549

Building Materials—0.0%
Buzzi Unicem S.p.A.
6.250%, 09/28/18 (EUR)	140,000	216,441

Chemicals—0.6%
LYB International Finance BV
5.250%, 07/15/43	46,000	46,241
LyondellBasell Industries NV
5.000%, 04/15/19	19,662,000	21,837,030
Rain CII Carbon LLC / CII Carbon Corp
8.500%, 01/15/21 (EUR)	260,000	363,047

		22,246,318

See accompanying notes to financial statements.

MSF-7

Metropolitan Series Fund

BlackRock Bond Income Portfolio

Schedule of Investments as of December 31, 2013

Corporate Bonds & Notes—(Continued)

Security Description	Principal Amount*	Value

Coal—0.1%
CONSOL Energy, Inc.
8.250%, 04/01/20	743,000	$804,297
Peabody Energy Corp.
6.000%, 11/15/18 (f)	497,000	529,305
6.250%, 11/15/21 (f)	2,913,000	2,942,130

		4,275,732

Commercial Services—0.3%
EC Finance plc
9.750%, 08/01/17 (EUR)	247,000	370,284
La Financiere Atalian S.A.
7.250%, 01/15/20 (EUR)	230,000	335,168
TMF Group Holding B.V.
9.875%, 12/01/19 (EUR)	250,000	372,051
United Rentals North America, Inc.
7.625%, 04/15/22	8,490,000	9,434,512
Verisure Holding AB
8.750%, 12/01/18 (EUR)	230,000	342,515

		10,854,530

Computers—0.1%
International Business Machines Corp.
3.375%, 08/01/23	5,595,000	5,451,231

Diversified Financial Services—0.6%
Discover Financial Services
3.850%, 11/21/22	2,178,000	2,065,114
Ford Motor Credit Co. LLC
4.375%, 08/06/23 (f)	1,902,000	1,912,193
5.000%, 05/15/18 (f)	11,145,000	12,414,516
Lehman Brothers Holdings, Inc.
6.750%, 12/28/17 (g) (h)	4,775,000	477
Novus USA Trust
1.538%, 02/28/14 (144A) (b)	8,330,000	8,340,383

		24,732,683

Electric—1.4%
Cleveland Electric Illuminating Co. (The)
5.950%, 12/15/36	2,527,000	2,573,087
8.875%, 11/15/18	1,390,000	1,758,133
Dominion Gas Holdings LLC
4.800%, 11/01/43 (144A)	486,000	469,887
Dominion Resources, Inc.
1.950%, 08/15/16	6,100,000	6,200,937
Duke Energy Carolinas LLC
4.250%, 12/15/41	3,680,000	3,426,522
Duke Energy Florida, Inc.
6.400%, 06/15/38	1,300,000	1,602,835
Energy Future Intermediate Holding Co. LLC / EFIH Finance, Inc.
10.000%, 12/01/20	18,170,000	19,305,625
Georgia Power Co.
3.000%, 04/15/16	5,930,000	6,181,331
Jersey Central Power & Light Co.
7.350%, 02/01/19	2,335,000	2,757,416

Electric—(Continued)
MidAmerican Energy Holdings Co.
6.500%, 09/15/37	4,650,000	5,401,161
PacifiCorp
4.100%, 02/01/42	2,700,000	2,439,064
Southern Co. (The)
1.950%, 09/01/16	2,603,000	2,656,408

		54,772,406

Electronics—0.3%
Rexel S.A.
5.125%, 06/15/20 (EUR)	2,047,000	2,958,549
Thermo Fisher Scientific, Inc.
2.400%, 02/01/19	6,712,000	6,649,518
5.300%, 02/01/44	511,000	516,710
Trionista Holdco GmbH
5.000%, 04/30/20 (EUR)	306,000	432,541
Trionista TopCo GmbH
6.875%, 04/30/21 (EUR)	131,000	190,129

		10,747,447

Engineering & Construction—0.1%
Odebrecht Offshore Drilling Finance, Ltd.
6.750%, 10/01/22 (144A)	3,222,596	3,298,327

Entertainment—0.0%
Gala Group Finance plc
8.875%, 09/01/18 (GBP)	210,000	374,533
GLP Capital L.P. / GLP Financing II, Inc.
4.375%, 11/01/18 (144A)	264,000	269,940
4.875%, 11/01/20 (144A)	415,000	415,000

		1,059,473

Food—0.2%
Bakkavor Finance 2 plc
8.750%, 06/15/20 (GBP)	180,000	324,898
WM Wrigley Jr. Co. 2.900%, 10/21/19 (144A)	6,381,000	6,328,248

		6,653,146

Forest Products & Paper—0.4%
International Paper Co. 4.750%, 02/15/22 (f)	15,469,000	16,218,024

Healthcare - Products—0.4%
Boston Scientific Corp. 2.650%, 10/01/18 (f)	8,781,000	8,840,737
Edwards Lifesciences Corp. 2.875%, 10/15/18	6,676,000	6,637,039
IDH Finance plc 6.000%, 12/01/18 (GBP)	209,000	349,555
Ontex IV S.A. 9.000%, 04/15/19 (EUR)	240,000	358,232

		16,185,563

See accompanying notes to financial statements.

MSF-8

Metropolitan Series Fund

BlackRock Bond Income Portfolio

Schedule of Investments as of December 31, 2013

Corporate Bonds & Notes—(Continued)

Security Description	Principal Amount*	Value

Healthcare - Services—0.8%
Coventry Health Care, Inc. 5.450%, 06/15/21	4,598,000	$5,115,850
HCA, Inc. 7.250%, 09/15/20	8,300,000	9,047,000
Priory Group No. 3 plc 7.000%, 02/15/18 (GBP)	270,000	470,579
Tenet Healthcare Corp. 6.250%, 11/01/18 (f)	4,710,000	5,216,325
UnitedHealth Group, Inc. 3.375%, 11/15/21	1,560,000	1,540,751
WellPoint, Inc.
1.875%, 01/15/18	5,170,000	5,112,153
2.300%, 07/15/18	4,280,000	4,246,034

		30,748,692

Holding Companies - Diversified—0.0%
Odeon & UCI Finco plc 9.000%, 08/01/18 (GBP)	109,000	182,304

Home Furnishings—0.0%
DFS Furniture Holdings plc 7.625%, 08/15/18 (GBP)	215,000	380,261
Magnolia BC S.A. 9.000%, 08/01/20 (EUR)	100,000	144,531

		524,792

Household Products/Wares—0.4%
Reynolds Group Issuer, Inc. / Reynolds Group Issuer LLC / Reynolds Group Issuer Lu
6.875%, 02/15/21 (f)	8,495,000	9,153,362
7.875%, 08/15/19	5,195,000	5,740,475

		14,893,837

Insurance—1.5%
American International Group, Inc.
3.375%, 08/15/20 (f)	6,820,000	6,859,665
3.800%, 03/22/17	9,900,000	10,572,200
4.125%, 02/15/24	3,964,000	3,941,021
5.450%, 05/18/17	3,540,000	3,956,729
8.175%, 05/15/68 (b)	3,600,000	4,356,000
Manulife Financial Corp. 3.400%, 09/17/15	1,510,000	1,571,803
Muenchener Rueckversicherungs AG 6.000%, 05/26/41 (EUR) (b)	900,000	1,432,054
Prudential Financial, Inc.
4.500%, 11/15/20 (f)	2,500,000	2,681,980
4.750%, 09/17/15	4,010,000	4,273,224
5.375%, 06/21/20 (f)	3,000,000	3,390,339
5.875%, 09/15/42 (b) (f)	1,013,000	1,029,461
7.375%, 06/15/19	3,860,000	4,738,872
XL Group plc 6.500%, 04/15/17 (b)	7,400,000	7,279,750

Insurance—(Continued)
XLIT, Ltd.
2.300%, 12/15/18	1,913,000	1,878,927
5.250%, 12/15/43 (f)	871,000	876,834

		58,838,859

Internet—0.0%
Cerved Group S.p.A. 8.000%, 01/15/21 (EUR)	230,000	334,858

Leisure Time—0.0%
Carnival Corp. 3.950%, 10/15/20	1,087,000	1,087,839
Cirsa Funding Luxembourg S.A. 8.750%, 05/15/18 (EUR)	268,000	390,809

		1,478,648

Lodging—0.3%
Paris Las Vegas Holding LLC
8.000%, 10/01/20 (144A) (f)	4,526,000	4,707,040
11.000%, 10/01/21 (144A) (f)	5,018,000	5,143,450

		9,850,490

Media—2.2%
CBS Corp.
4.625%, 05/15/18 (f)	1,525,000	1,653,222
5.750%, 04/15/20	770,000	864,343
8.875%, 05/15/19	2,705,000	3,458,424
Comcast Cable Communications LLC 8.500%, 05/01/27	2,400,000	3,150,074
Comcast Corp.
4.650%, 07/15/42	5,987,000	5,571,526
5.875%, 02/15/18	2,684,000	3,078,532
COX Communications, Inc.
4.700%, 12/15/42 (144A)	2,559,000	2,149,115
8.375%, 03/01/39 (144A)	9,635,000	11,685,078
DIRECTV Holdings LLC / DIRECTV Financing Co., Inc.
3.800%, 03/15/22 (f)	2,555,000	2,454,425
5.000%, 03/01/21	5,360,000	5,630,728
5.150%, 03/15/42	4,620,000	4,149,231
NBCUniversal Enterprise, Inc. 5.250%, 12/19/49 (144A)	4,100,000	4,059,000
NBCUniversal Media LLC
4.375%, 04/01/21	1,990,000	2,106,260
4.450%, 01/15/43	3,594,000	3,219,591
5.150%, 04/30/20	6,628,000	7,408,421
Time Warner Cable, Inc. 8.250%, 04/01/19	14,647,000	17,159,034
8.750%, 02/14/19 (f)	6,070,000	7,240,551
Unitymedia Kabel BW GmbH
9.500%, 03/15/21 (EUR)	270,000	431,207

		85,468,762

See accompanying notes to financial statements.

MSF-9

Metropolitan Series Fund

BlackRock Bond Income Portfolio

Schedule of Investments as of December 31, 2013

Corporate Bonds & Notes—(Continued)

Security Description	Principal Amount*	Value

Metal Fabricate/Hardware—0.0%
Eco-Bat Finance plc
7.750%, 02/15/17 (EUR)	230,000	$330,649

Mining—0.4%
BHP Billiton Finance USA, Ltd.
3.850%, 09/30/23	5,849,000	5,874,373
5.000%, 09/30/43	2,296,000	2,334,437
Novelis, Inc.
8.750%, 12/15/20 (f)	7,985,000	8,883,313

		17,092,123

Miscellaneous Manufacturing—0.0%
GCL Holdings SCA
9.375%, 04/15/18 (EUR)	220,000	326,866

Oil & Gas—3.3%
Apache Corp.
4.250%, 01/15/44 (f)	2,555,000	2,297,119
4.750%, 04/15/43	1,490,000	1,445,219
BP Capital Markets plc
2.750%, 05/10/23	5,810,000	5,305,088
Laredo Petroleum, Inc.
7.375%, 05/01/22 (f)	3,500,000	3,797,500
Linn Energy LLC / Linn Energy Finance Corp.
7.000%, 11/01/19 (144A) (f)	4,115,000	4,156,150
MEG Energy Corp.
6.500%, 03/15/21 (144A) (f)	8,548,000	8,996,770
Murphy Oil Corp.
2.500%, 12/01/17 (f)	6,472,000	6,511,356
3.700%, 12/01/22	3,406,000	3,147,161
Nexen, Inc.
5.875%, 03/10/35	280,000	299,031
Noble Energy, Inc.
4.150%, 12/15/21 (f)	3,040,000	3,125,877
5.250%, 11/15/43	4,025,000	4,021,712
6.000%, 03/01/41	3,290,000	3,517,918
8.250%, 03/01/19	3,001,000	3,730,081
Noble Holding International, Ltd.
5.250%, 03/15/42	1,295,000	1,242,529
Petrobras International Finance Co.
3.875%, 01/27/16	8,145,000	8,384,968
Range Resources Corp.
5.750%, 06/01/21 (f)	135,000	143,100
Shell International Finance BV
2.000%, 11/15/18 (f)	6,640,000	6,644,190
4.550%, 08/12/43	5,885,000	5,739,894
Statoil ASA
2.900%, 11/08/20	7,535,000	7,485,698
Total Capital International S.A.
3.700%, 01/15/24	5,940,000	5,873,318
Transocean, Inc.
2.500%, 10/15/17	9,875,000	9,979,616
5.050%, 12/15/16	5,690,000	6,285,578
6.000%, 03/15/18 (f)	14,428,000	16,180,223
6.500%, 11/15/20 (f)	4,265,000	4,870,374
6.800%, 03/15/38	2,495,000	2,776,967

		125,957,437

Oil & Gas Services—0.1%
Schlumberger Investment S.A.
3.650%, 12/01/23	2,451,000	2,429,659

Packaging & Containers—0.1%
Ardagh Glass Finance plc
8.750%, 02/01/20 (EUR)	133,000	193,946
Ardagh Packaging Finance plc
9.250%, 10/15/20 (EUR)	109,000	163,072
Rock Tenn Co.
4.000%, 03/01/23	1,791,000	1,710,568

		2,067,586

Pharmaceuticals—0.4%
AbbVie, Inc.
4.400%, 11/06/42	4,570,000	4,262,320
Actavis, Inc.
4.625%, 10/01/42 (f)	4,570,000	4,157,786
Bristol-Myers Squibb Co.
4.500%, 03/01/44	5,231,000	5,010,466
Teva Pharmaceutical Finance Co. B.V.
3.650%, 11/10/21	2,000,000	1,961,640

		15,392,212

Pipelines—1.1%
Energy Transfer Partners L.P.
4.150%, 10/01/20	10,165,000	10,313,216
Enterprise Products Operating LLC
4.450%, 02/15/43	2,945,000	2,601,365
Kinder Morgan Energy Partners L.P.
4.150%, 02/01/24 (f)	9,045,000	8,750,775
TransCanada PipeLines, Ltd.
3.750%, 10/16/23 (f)	2,865,000	2,792,395
Western Gas Partners L.P.
4.000%, 07/01/22	3,048,000	2,909,075
5.375%, 06/01/21	4,913,000	5,263,292
Williams Cos., Inc. (The)
3.700%, 01/15/23 (f)	9,335,000	8,147,663
7.875%, 09/01/21	2,186,000	2,520,701

		43,298,482

Real Estate—0.1%
Realogy Group LLC
7.875%, 02/15/19 (144A) (f)	4,118,000	4,519,505

Real Estate Investment Trusts—0.0%
Ventas Realty L.P. / Ventas Capital Corp.
2.700%, 04/01/20	1,454,000	1,390,316

Retail—0.3%
CVS Caremark Corp.
5.300%, 12/05/43	929,000	960,737
Enterprise Inns plc
6.500%, 12/06/18 (GBP)	296,000	508,542
House of Fraser Funding plc
8.875%, 08/15/18 (GBP)	278,000	502,937

See accompanying notes to financial statements.

MSF-10

Metropolitan Series Fund

BlackRock Bond Income Portfolio

Schedule of Investments as of December 31, 2013

Corporate Bonds & Notes—(Continued)

Security Description	Principal Amount*	Value

Retail—(Continued)
QVC, Inc.
7.500%, 10/01/19 (144A)	4,045,000	$4,359,891
Unique Pub Finance Co. plc (The)
5.659%, 06/30/27 (GBP)	195,835	317,808
Wal-Mart Stores, Inc.
4.000%, 04/11/43	3,337,000	2,969,873

		9,619,788

Software—0.0%
First Data Corp.
7.375%, 06/15/19 (144A)	1,245,000	1,329,038
Oracle Corp.
3.625%, 07/15/23	302,000	299,574

		1,628,612

Storage/Warehousing—0.0%
Algeco Scotsman Global Finance plc
9.000%, 10/15/18 (EUR)	230,000	342,515

Telecommunications—3.1%
America Movil S.A.B. de C.V.
2.375%, 09/08/16	7,975,000	8,207,631
AT&T, Inc.
2.375%, 11/27/18 (f)	3,846,000	3,849,300
CC Holdings GS V LLC / Crown Castle GS III Corp.
3.849%, 04/15/23	4,386,000	4,105,748
Intelsat Jackson Holdings S.A.
7.250%, 04/01/19	4,886,000	5,276,880
Level 3 Financing, Inc.
8.125%, 07/01/19	5,270,000	5,770,650
MetroPCS Wireless, Inc.
7.875%, 09/01/18 (f)	270,000	289,913
Phones4u Finance plc
9.500%, 04/01/18 (GBP)	190,000	333,115
Sprint Communications, Inc.
9.000%, 11/15/18 (144A)	10,180,000	12,266,900
Sprint Corp.
7.875%, 09/15/23 (144A)	3,535,000	3,800,125
T-Mobile USA, Inc.
6.464%, 04/28/19	410,000	435,625
6.633%, 04/28/21 (f)	1,345,000	1,415,612
6.731%, 04/28/22	1,295,000	1,350,037
6.836%, 04/28/23 (f)	410,000	425,375
Telenet Finance V Luxembourg SCA
6.750%, 08/15/24 (EUR)	320,000	468,068
Verizon Communications, Inc.
3.650%, 09/14/18	15,505,000	16,413,035
3.850%, 11/01/42 (f)	19,771,000	16,149,032
4.500%, 09/15/20	3,340,000	3,575,690
5.150%, 09/15/23	7,259,000	7,793,930
6.550%, 09/15/43	21,422,000	25,062,862
Virgin Media Secured Finance plc
6.000%, 04/15/21 (GBP)	240,000	408,357

		117,397,885

Transportation—0.1%
Burlington Northern Santa Fe LLC
3.000%, 03/15/23	1,750,000	1,629,707
Gategroup Finance Luxembourg S.A.
6.750%, 03/01/19 (EUR)	230,000	335,237

		1,964,944

Total Corporate Bonds & Notes (Cost $929,630,007)		933,455,860

Asset-Backed Securities—20.6%

Asset-Backed - Automobile—6.7%
AmeriCredit Automobile Receivables Trust
1.520%, 01/08/19	1,595,000	1,589,421
1.660%, 09/10/18	1,400,000	1,404,847
1.690%, 11/08/18	2,687,000	2,682,736
2.290%, 11/08/19	845,000	845,024
2.420%, 05/08/18	3,450,000	3,511,441
2.640%, 10/10/17	3,470,000	3,568,340
2.720%, 09/09/19	860,000	870,101
3.310%, 10/08/19	2,010,000	2,038,192
3.440%, 10/08/17	5,300,000	5,486,671
AUTO ABS SRL
2.800%, 04/27/25 (EUR)	4,179,023	5,793,877
Capital Auto Receivables Asset Trust
1.740%, 10/22/18	6,080,000	6,004,286
Chesapeake Funding LLC
1.768%, 11/07/23 (144A) (b)	3,230,000	3,242,549
2.168%, 11/07/23 (144A) (b)	2,075,000	2,083,036
Chrysler Capital Auto Receivables Trust
0.560%, 12/15/16 (144A)	5,250,000	5,249,993
0.850%, 05/15/18 (144A)	4,595,000	4,594,569
1.270%, 03/15/19 (144A)	3,175,000	3,175,048
1.780%, 06/17/19 (144A)	1,455,000	1,454,819
2.240%, 09/16/19 (144A)	1,515,000	1,514,555
2.890%, 10/15/20 (144A)	1,485,000	1,484,518
Credit Acceptance Auto Loan Trust
1.210%, 10/15/20 (144A)	2,740,000	2,741,899
1.500%, 04/15/21 (144A)	2,870,000	2,869,317
1.520%, 03/16/20 (144A)	4,950,000	4,963,905
1.830%, 04/15/21 (144A)	2,350,000	2,333,888
2.200%, 09/16/19 (144A)	10,500,000	10,573,468
DT Auto Owner Trust
2.260%, 10/16/17 (144A)	872,843	873,451
2.720%, 04/17/17 (144A)	200,000	201,617
3.380%, 10/16/17 (144A)	1,920,000	1,930,312
3.500%, 04/17/17 (144A)	620,000	621,296
4.030%, 02/15/17 (144A)	868,345	869,396
4.940%, 07/16/18 (144A)	4,500,000	4,641,813
Hyundai Auto Receivables Trust
2.610%, 05/15/18	5,570,000	5,717,527
Prestige Auto Receivables Trust
1.090%, 02/15/18 (144A)	7,668,384	7,688,329
1.330%, 05/15/19 (144A)	6,000,000	5,990,676
5.180%, 07/16/18 (144A)	3,900,000	4,017,554

See accompanying notes to financial statements.

MSF-11

Metropolitan Series Fund

BlackRock Bond Income Portfolio

Schedule of Investments as of December 31, 2013

Asset-Backed Securities—(Continued)

Security Description	Principal Amount*	Value

Asset-Backed - Automobile—(Continued)
Santander Drive Auto Receivables Trust
1.190%, 05/15/18	8,640,000	$8,601,716
1.210%, 10/16/17 (144A)	10,680,000	10,690,146
1.330%, 05/15/17	4,230,000	4,242,030
1.480%, 05/15/17 (144A)	786,528	786,919
1.550%, 10/15/18	12,295,000	12,275,057
1.560%, 08/15/18	4,885,000	4,918,115
1.780%, 11/15/18 (144A)	19,900,000	19,846,449
1.890%, 10/15/19 (144A)	6,435,000	6,476,699
1.940%, 12/15/16	7,860,000	7,932,304
1.940%, 03/15/18	4,535,000	4,571,357
2.250%, 06/17/19	5,820,000	5,800,101
2.700%, 08/15/18	2,330,000	2,393,406
2.720%, 05/16/16	2,410,000	2,436,751
2.940%, 12/15/17	2,600,000	2,675,803
3.010%, 04/16/18	10,710,000	11,021,779
3.120%, 10/15/19 (144A)	2,490,000	2,553,766
3.200%, 02/15/18	16,830,000	17,297,066
3.250%, 01/15/20	4,140,000	4,253,130
3.780%, 11/15/17	3,250,000	3,360,230
3.780%, 10/15/19 (144A)	1,625,000	1,675,196
4.670%, 01/15/20 (144A)	9,110,000	9,353,674

		255,790,165

Asset-Backed - Credit Card—0.8%
CHLUPA Trust
3.326%, 08/15/20 (144A)	7,346,169	7,355,352
World Financial Network Credit Card Master Trust
2.150%, 04/17/23	13,085,000	12,733,733
2.230%, 08/15/22	10,290,000	10,197,760

		30,286,845

Asset-Backed - Home Equity—0.1%
GSAA Home Equity Trust
0.445%, 10/25/35 (b)	5,209,998	4,751,487
Option One Mortgage Loan Trust
1.290%, 11/25/32 (b)	204,571	184,658

		4,936,145

Asset-Backed - Other—7.8%
Alm Loan Funding
1.691%, 01/20/26 (144A) (b)	5,940,000	5,933,852
Apidos CDO
1.689%, 01/19/25 (144A) (b)	4,890,000	4,882,103
Battalion CLO, Ltd.
1.689%, 10/22/25 (144A) (b)	5,205,000	5,169,533
Benefit Street Partners CLO II, Ltd.
1.472%, 07/15/24 (144A) (b)	2,240,000	2,214,616
Carlyle Global Market Strategies, Ltd.
1.632%, 01/20/25 (144A) (b)	16,220,000	16,206,440
Cavalary CLO II
2.244%, 01/17/24 (144A) (b)	8,510,000	8,353,067
Cent CLO 19, Ltd.
1.567%, 10/29/25 (144A) (b)	5,695,000	5,643,648

Asset-Backed - Other—(Continued)
Chase Funding Trust
6.333%, 04/25/32	974,968	995,729
CT CDO IV, Ltd.
0.477%, 10/20/43 (144A) (b)	4,263,954	4,042,868
First Franklin Mortgage Loan Trust
0.375%, 12/25/36 (b)	15,028,032	7,686,358
Ford Credit Floorplan Master Owner Trust
1.667%, 01/15/16 (b)	2,450,000	2,451,027
2.090%, 09/15/16	4,405,000	4,430,945
2.267%, 01/15/16 (b)	4,460,000	4,462,226
2.860%, 01/15/19	1,125,000	1,153,919
3.500%, 01/15/19	1,980,000	2,053,484
GT Loan Financing I, Ltd.
1.472%, 10/28/24 (144A) (b)	5,670,000	5,615,517
HLSS Servicer Advance Receivables Backed Notes
1.183%, 08/15/44 (144A)	8,215,000	8,205,142
1.247%, 01/15/44 (144A)	6,660,000	6,658,002
1.287%, 09/15/44 (144A)	6,230,000	6,226,262
1.495%, 05/16/44 (144A)	1,175,000	1,170,652
1.495%, 01/16/46 (144A)	13,660,000	13,609,458
1.793%, 05/15/46 (144A)	17,550,000	17,170,920
1.979%, 08/15/46 (144A)	3,155,000	3,156,577
1.990%, 10/15/45 (144A)	3,745,000	3,769,717
2.480%, 10/15/45 (144A)	3,840,000	3,874,944
ING Investment Management Co.
1.686%, 01/18/26 (144A) (b)	6,925,000	6,925,000
1.774%, 10/15/22 (144A) (b)	3,395,000	3,395,295
Jamestown CLO I, Ltd.
1.668%, 11/05/24 (144A) (b)	500,000	494,752
JG Wentworth XX LLC
5.560%, 07/15/59 (144A)	11,591,309	12,931,659
JG Wentworth XXI LLC
4.070%, 01/15/48 (144A)	2,004,378	2,107,309
JG Wentworth XXII LLC
3.820%, 12/15/48 (144A)	4,095,204	4,259,180
KKR Financial CLO, Ltd.
1.394%, 07/15/25 (144A) (b)	4,895,000	4,800,218
Knollwood CDO, Ltd.
3.443%, 01/10/39 (144A) (b) (i)	734,438	7
Merrill Lynch First Franklin Mortgage Loan Trust
0.405%, 05/25/37 (b)	15,255,687	9,407,831
Nationstar Mortgage Advance Receivable Trust
1.080%, 06/20/44 (144A)	9,870,000	9,863,737
1.679%, 06/20/46 (144A)	14,045,000	14,023,654
Northwoods Capital Corp. / Northwoods Capital, Ltd.
1.666%, 01/18/24 (144A) (b)	5,070,000	5,061,219
2.496%, 01/18/24 (144A) (b)	4,820,000	4,827,466
Octagon Investment Partners XVI, Ltd.
1.392%, 07/17/25 (144A) (b)	5,600,000	5,513,620
OHA Loan Funding, Ltd.
1.680%, 08/23/24 (144A) (b)	5,670,000	5,621,499
OZLM Funding IV, Ltd.
1.739%, 07/22/25 (144A) (b)	9,625,000	9,448,651

See accompanying notes to financial statements.

MSF-12

Metropolitan Series Fund

BlackRock Bond Income Portfolio

Schedule of Investments as of December 31, 2013

Asset-Backed Securities—(Continued)

Security Description	Principal Amount*	Value

Asset-Backed - Other—(Continued)
OZLM Funding, Ltd.
1.716%, 10/30/23 (144A) (b)	8,930,000	$8,907,961
PFS Financing Corp.
1.267%, 02/15/18 (144A) (b)	4,230,000	4,211,896
1.367%, 02/15/16 (144A) (b)	6,350,000	6,354,166
Race Point CLO, Ltd.
1.659%, 11/08/24 (144A) (b)	500,000	497,877
Sound Point CLO, Ltd.
1.653%, 01/21/26 (144A) (b)	2,185,000	2,185,000
SpringCastle America Funding LLC
3.750%, 04/03/21 (144A)	15,440,546	15,469,561
Vibrant CLO, Ltd.
1.724%, 07/17/24 (144A) (b)	16,240,000	16,165,280
2.644%, 07/17/24 (144A) (b)	3,060,000	3,071,331

		300,681,175

Asset-Backed - Student Loan—5.2%
Nelnet Student Loan Trust
0.348%, 08/23/27 (b)	1,190,000	1,161,668
1.888%, 11/25/24 (b)	6,095,000	6,332,614
Scholar Funding Trust
0.817%, 01/30/45 (144A) (b)	17,819,480	17,663,486
1.138%, 10/28/43 (144A) (b)	1,861,102	1,863,117
SLC Private Student Loan Trust 0.414%, 07/15/36 (b)	10,195,000	10,054,543
SLM Private Credit Student Loan Trust
0.423%, 03/15/23 (b)	9,688,302	9,476,215
0.443%, 06/15/21 (b)	6,157,410	6,084,691
0.793%, 12/16/30 (b)	5,222,132	5,090,597
SLM Private Education Loan Trust
0.767%, 08/15/22 (144A) (b)	2,598,973	2,595,005
0.817%, 07/15/22 (144A) (b)	8,088,512	8,084,467
1.017%, 02/15/22 (144A) (b)	8,879,974	8,904,420
1.267%, 08/15/23 (144A) (b)	2,026,098	2,037,560
1.567%, 08/15/25 (144A) (b)	2,756,021	2,782,493
1.567%, 10/15/31 (144A) (b)	3,740,000	3,748,097
1.770%, 05/17/27 (144A)	3,985,000	3,865,243
1.850%, 06/17/30 (144A)	23,220,000	22,392,787
2.090%, 06/15/45 (144A)	4,455,000	4,391,570
2.940%, 10/15/31 (144A)	7,000,000	7,073,773
2.950%, 02/15/46 (144A)	16,045,000	16,366,766
3.310%, 10/15/46 (144A)	12,475,000	12,900,585
3.480%, 10/15/30 (144A)	870,000	908,704
3.740%, 02/15/29 (144A)	1,685,000	1,757,442
3.830%, 01/17/45 (144A)	8,460,000	8,778,189
4.540%, 10/17/44 (144A)	5,040,000	5,413,963
SLM Student Loan Trust
0.819%, 06/26/28 (b)	9,620,000	9,620,231
0.993%, 12/15/25 (144A) (b)	9,185,000	9,108,094
1.938%, 07/25/23 (b)	11,355,000	11,870,120

		200,326,440

Total Asset-Backed Securities (Cost $785,973,661)		792,020,770

Mortgage-Backed Securities—13.6%
Security Description	Principal Amount*	Value

Collateralized Mortgage Obligations—1.2%
Banc of America Alternative Loan Trust 5.500%, 10/25/35	3,417,440	$3,020,948
Countrywide Alternative Loan Trust
0.357%, 03/20/47 (b)	3,498,376	2,553,336
5.500%, 11/25/35	2,473,767	2,230,239
5.500%, 04/25/37	1,869,933	1,387,836
6.500%, 09/25/37	13,256,120	10,232,452
Countrywide Home Loan Mortgage Pass-Through Trust
0.365%, 04/25/46 (b)	1,305,300	997,436
6.000%, 04/25/36	1,455,942	1,253,039
6.250%, 09/25/36	1,930,407	1,663,754
Credit Suisse Mortgage Capital Certificates
2.533%, 03/27/37 (144A) (b)	1,855,123	1,810,118
2.556%, 08/27/46 (144A) (b)	4,471,072	4,120,920
2.560%, 05/27/36 (144A) (b)	3,943,891	3,621,742
Deutsche Alt-A Securities, Inc. Mortgage Loan Trust 0.315%, 12/25/36 (b)	5,944,589	4,675,568
GSR Mortgage Loan Trust 6.000%, 07/25/37	2,292,889	2,107,986
JP Morgan Mortgage Trust 6.500%, 08/25/36	812,051	707,878
Merrill Lynch Mortgage Investors Trust 2.893%, 05/25/36 (b)	3,748,883	3,087,363
Structured Adjustable Rate Mortgage Loan Trust 8.263%, 04/25/47 (b)	2,554,629	1,939,382
Wells Fargo Mortgage Backed Securities Trust 2.631%, 07/25/36 (b)	1,848,774	1,826,082

		47,236,079

Commercial Mortgage-Backed Securities—12.4%
Banc of America Commercial Mortgage Trust
5.482%, 01/15/49 (b)	630,000	657,792
5.649%, 06/10/49 (b)	13,988,225	15,289,152
Banc of America Merrill Lynch Commercial Mortgage Trust 5.649%, 06/10/49 (b)	194,540	194,349
Banc of America Merrill Lynch Commercial Mortgage, Inc. 4.621%, 07/10/43	5,225,000	5,313,595
Banc of America Re-REMIC Trust 5.010%, 12/20/41 (144A) (b)	6,453,009	6,578,004
BB-UBS Trust 0.596%, 11/05/36 (144A) (b) (c)	85,480,000	4,785,769
Bear Stearns Commercial Mortgage Securities Trust
5.189%, 12/11/38	8,262,218	9,031,133
5.317%, 02/11/44	5,710,143	6,253,040
5.449%, 12/11/40 (b)	780,000	832,851
5.650%, 06/11/50 (b)	5,666,829	6,269,241
CD Mortgage Trust 6.118%, 11/15/44 (b)	661,500	736,895

See accompanying notes to financial statements.

MSF-13

Metropolitan Series Fund

BlackRock Bond Income Portfolio

Schedule of Investments as of December 31, 2013

Mortgage-Backed Securities—(Continued)

Security Description	Principal Amount*	Value

Commercial Mortgage-Backed Securities—(Continued)
Citigroup Commercial Mortgage Trust
1.308%, 09/10/46 (b) (c)	17,928,432	$1,331,598
4.131%, 11/10/46	31,000	31,388
4.960%, 05/15/43 (b)	6,750,000	6,825,236
6.132%, 12/10/49 (b)	3,560,000	3,945,811
Commercial Mortgage Pass-Through Certificates
1.055%, 08/10/46 (b) (c)	134,466,756	7,979,930
1.556%, 03/10/46 (b) (c)	66,863,609	5,144,285
1.612%, 03/10/46 (b) (c)	42,026,850	3,750,266
1.684%, 10/13/28 (144A) (b)	7,400,000	7,425,197
1.800%, 01/10/46 (b) (c)	118,901,981	11,404,959
2.231%, 05/15/45 (b) (c)	26,875,736	3,215,628
3.367%, 02/10/28 (144A)	5,610,000	5,333,096
3.400%, 10/05/30 (144A)	4,845,000	4,484,576
4.715%, 10/10/46 (b)	1,565,000	1,622,860
4.798%, 08/10/46 (144A) (b)	2,270,000	2,294,534
5.167%, 06/10/44 (b)	7,050,000	7,402,542
5.347%, 12/10/46	5,320,000	5,811,424
5.543%, 12/11/49 (144A) (b)	2,690,000	2,901,168
Credit Suisse Commercial Mortgage Trust 5.448%, 01/15/49 (b)	75,347	75,197
Credit Suisse First Boston Mortgage Securities Corp. 4.771%, 07/15/37	1,090,000	1,123,126
Credit Suisse Mortgage Capital Certificates 0.437%, 04/15/22 (144A) (b)	7,130,000	6,849,584
DBRR Trust
1.636%, 12/18/49 (144A) (b)	4,407,355	4,414,243
5.733%, 06/17/49 (144A) (b)	3,160,000	3,444,251
Del Coronado Trust 5.167%, 03/15/18 (144A) (b)	4,330,000	4,345,155
Extended Stay America Trust
2.675%, 12/05/31 (144A)	3,210,000	3,135,958
2.958%, 12/05/31 (144A)	4,640,000	4,502,633
FREMF Mortgage Trust
3.165%, 04/25/46 (144A) (b)	665,000	621,812
3.562%, 08/25/45 (144A) (b)	4,535,000	4,410,895
3.656%, 10/25/45 (144A) (b)	3,440,000	3,157,084
3.741%, 04/25/45 (144A) (b)	3,990,000	3,776,830
4.023%, 11/25/44 (144A) (b)	769,500	744,080
GE Capital Commercial Mortgage Corp. 4.578%, 06/10/48	2,088,654	2,107,483
Greenwich Capital Commercial Mortgage Trust
5.736%, 12/10/49	2,210,000	2,468,046
5.867%, 12/10/49 (b)	3,255,000	3,566,595
GS Mortgage Securities Corp. II
1.766%, 02/10/46 (b) (c)	108,614,253	11,601,740
3.249%, 11/08/29 (144A) (b) (c)	59,510,000	2,744,137
3.435%, 12/10/27 (144A) (b)	9,462,358	8,233,709
GS Mortgage Securities Corp. Trust
2.933%, 06/05/31 (144A)	2,515,000	2,512,530
3.551%, 04/10/34 (144A)	8,321,000	8,181,324
3.633%, 06/05/31 (144A)	965,000	967,843

Commercial Mortgage-Backed Securities—(Continued)
GS Mortgage Securities Trust
5.591%, 11/10/39	1,830,000	2,005,830
5.622%, 11/10/39	3,595,000	3,520,893
5.804%, 08/10/45 (b)	6,314,952	6,932,567
Hilton USA Trust
1.668%, 11/05/30 (144A) (b) (c)	64,000,000	1,066,496
4.407%, 11/05/30	2,790,000	2,792,277
5.222%, 11/05/30 (144A) (b)	7,860,000	7,904,535
JP Morgan Chase Commercial Mortgage Securities Corp.
1.945%, 12/15/47 (b) (c)	9,933,481	1,038,009
4.158%, 01/12/39 (144A)	1,283,999	1,287,733
JP Morgan Chase Commercial Mortgage Securities Trust
0.587%, 04/15/46 (b) (c)	4,900,000	218,290
1.043%, 08/15/46 (b) (c)	75,866,326	3,847,864
1.587%, 04/15/46 (b) (c)	27,858,171	2,658,951
2.013%, 06/15/45 (b) (c)	24,755,909	2,433,481
3.958%, 04/15/46 (b)	2,230,000	2,047,236
4.161%, 12/15/47 (b)	2,165,000	2,042,996
5.372%, 05/15/47	1,220,000	1,288,919
5.431%, 06/12/47 (b)	11,722,114	12,852,196
5.439%, 01/15/49	8,482,429	9,347,595
5.445%, 12/12/44 (b)	3,600,000	3,865,514
5.447%, 06/12/47	883,054	893,183
5.806%, 06/15/49 (b)	1,415,673	1,512,927
5.850%, 02/15/51 (b)	10,789,379	12,110,160
5.951%, 06/15/43 (144A)	8,060,000	9,189,641
LB Commercial Mortgage Trust 5.884%, 07/15/44 (b)	1,515,000	1,681,788
LB-UBS Commercial Mortgage Trust
5.205%, 04/15/30 (b)	3,610,000	3,737,440
5.347%, 11/15/38	7,141,255	7,840,805
5.866%, 09/15/45 (b)	8,557,202	9,490,434
6.164%, 09/15/45 (b)	2,580,000	2,948,927
Merrill Lynch Mortgage Trust
5.280%, 11/12/37 (b)	5,045,000	5,305,842
5.859%, 06/12/50 (b)	3,331,496	3,565,963
Morgan Stanley Bank of America Merrill Lynch Trust
1.256%, 11/15/46 (b) (c)	33,905,000	2,712,095
1.747%, 02/15/46 (b) (c)	25,023,222	2,456,254
4.896%, 11/15/46 (b)	3,960,000	3,869,340
Morgan Stanley Capital I Trust
2.669%, 03/15/45 (144A) (b) (c)	45,050,866	5,564,187
5.312%, 03/15/44	11,259,102	12,333,851
5.406%, 03/15/44	3,090,000	3,358,815
5.597%, 04/12/49 (b)	8,065,000	8,800,488
5.665%, 04/15/49 (b)	4,352,634	4,751,632
5.910%, 06/11/49 (b)	7,020,000	7,551,912
Morgan Stanley Capital I, Inc.
6.340%, 07/15/30 (144A) (b)	579,152	586,480
Morgan Stanley Re-REMIC Trust
Zero Coupon, 03/23/51 (144A) (j)	4,050,000	3,887,757
Zero Coupon, 07/17/56 (144A) (j)	4,468,528	4,397,032
1.000%, 03/27/51 (144A)	2,885,016	2,884,958

See accompanying notes to financial statements.

MSF-14

Metropolitan Series Fund

BlackRock Bond Income Portfolio

Schedule of Investments as of December 31, 2013

Mortgage-Backed Securities—(Continued)

Security Description	Principal Amount*	Value

Commercial Mortgage-Backed Securities—(Continued)
Morgan Stanley Re-REMIC Trust
1.000%, 03/27/51 (144) (144A)	3,140,000	$3,077,200
2.000%, 07/27/49 (144A)	5,054,596	5,095,033
2.500%, 03/23/51 (144A)	2,145,151	2,172,609
Motel 6 Trust
2.743%, 10/05/25 (144A)	3,135,000	3,109,393
RBSCF Trust
5.925%, 02/16/51 (144A) (b)	9,220,327	10,073,189
S2 Hospitality LLC
4.500%, 04/15/25 (144A)	35,313	35,313
SCG Trust
1.567%, 11/15/26 (144A) (b)	5,285,000	5,291,088
2.117%, 11/15/26 (144A) (b)	3,290,000	3,290,046
STRIPs, Ltd.
1.500%, 12/25/44 (144A)	8,336,094	8,252,733
Wachovia Bank Commercial Mortgage Trust
5.925%, 02/15/51 (b)	4,072,000	4,078,580
Wells Fargo Resecuritization Trust
1.750%, 08/20/21 (144A)	4,723,596	4,695,254
WF-RBS Commercial Mortgage Trust
0.717%, 08/15/46 (b) (c)	45,242,300	1,910,130
1.521%, 03/15/48 (b) (c)	65,583,769	5,894,735
1.829%, 12/15/45 (144A) (b) (c)	42,888,198	4,604,477
3.037%, 03/15/45	6,910,000	6,548,863

		476,542,510

Total Mortgage-Backed Securities (Cost $532,389,717)		523,778,589

Foreign Government—1.1%

Sovereign—1.1%
Brazilian Government International Bond
7.125%, 01/20/37	1,520,000	1,740,400
Hellenic Republic Government Bond
2.000%, 02/24/23 (EUR) (b)	5,010,000	4,637,715
Italy Government International Bond
2.550%, 10/22/16 (EUR)	6,966,094	9,810,854
Mexico Government International Bond
4.000%, 10/02/23	9,610,000	9,513,900
Poland Government International Bond
5.000%, 03/23/22	3,500,000	3,740,625
South Africa Government International Bond
4.665%, 01/17/24 (f)	2,600,000	2,486,250
Spain Government Bonds
4.400%, 10/31/23 (144A) (EUR)	7,335,000	10,273,397

Total Foreign Government (Cost $42,272,930)		42,203,141

Floating Rate Loans (b)—0.4%
Security Description	Shares/ Principal/ Contracts/ Notional Amount*	Value

Lodging—0.4%
Hilton Fort Lauderdale
Mezzanine Term Loan, 7.360%, 02/22/16	8,060,000	8,060,000
Motel 6 Trust
Mezzanine Term Loan, 10.000%, 10/15/17 (i)	7,220,610	7,527,486

Total Floating Rate Loans (Cost $15,249,369)		15,587,486

Preferred Stocks—0.2%

Diversified Financial Services—0.2%
Citigroup Capital XIII, 7.875% (f)	272,339	7,421,238

Thrifts & Mortgage Finance—0.0%
Federal Home Loan Mortgage Corp. Series Z, 8.375%	70,000	627,900
Federal National Mortgage Association Series S, 8.250%	70,000	612,500

		1,240,400

Total Preferred Stocks (Cost $9,820,743)		8,661,638

Municipals—0.1%
New York City Municipal Water Finance Authority
5.375%, 06/15/43	2,360,000	2,489,210
5.500%, 06/15/43	2,825,000	3,009,275

Total Municipals (Cost $5,112,096)		5,498,485

Purchased Options—0.1%

Call Options—0.0%
10 Year Interest Rate Swap, Exercise Rate 4.50, Expires 02/26/14 (Counterparty - Barclays Bank plc) (AUD)	58,160,000	323,333

Put Options—0.1%
10 Year Interest Rate Swap, Exercise Rate 1.10, Expires 06/05/14 (Counterparty - Barclays Bank plc) (JPY)	4,039,000,000	277,326
10 Year Interest Rate Swap, Exercise Rate 1.10, Expires 06/06/14 (Counterparty - Barclays Bank plc) (JPY)	2,020,000,000	139,714
10 Year Interest Rate Swap, Exercise Rate 1.10, Expires 06/09/14 (Counterparty - Bank of America N.A.) (JPY)	4,201,000,000	292,834
AUD Currency, Strike Price USD 0.89, Expires 02/01/14 (Counterparty - Deutsche Bank AG) (AUD)	131,505,000	1,744,757

See accompanying notes to financial statements.

MSF-15

Metropolitan Series Fund

BlackRock Bond Income Portfolio

Schedule of Investments as of December 31, 2013

Purchased Options—(Continued)

Security Description	Shares/ Principal/ Contracts/ Notional Amount*	Value

Put Options—(Continued)
Eurodollar Midcurve 2 Year Futures @ 98.75, Expires 03/01/14	4,752,500	$1,283,175
USD Currency, Strike Price TRY 1.98, Expires 01/21/14 (Counterparty - Morgan Stanley Capital Services)	9,860,000	256
USD Currency, Strike Price TRY 1.99, Expires 01/03/14 (Counterparty - Morgan Stanley Capital Services)	9,860,000	0

		3,738,062

Total Purchased Options (Cost $3,104,628)		4,061,395

Short-Term Investments—3.0%

Mutual Fund—2.9%
State Street Navigator Securities Lending MET Portfolio (k)	110,019,464	110,019,464

Repurchase Agreement—0.1%
Fixed Income Clearing Corp. Repurchase Agreement dated 12/31/13 at 0.000% to be repurchased at $4,351,000 on 01/02/14, collateralized by $4,030,000 U.S. Treasury Note at 3.625% due 02/15/20 with a value of $4,443,075.	4,351,000	4,351,000

Total Short-Term Investments (Cost $114,370,464)		114,370,464

Total Investments—115.0% (Cost $4,458,852,955) (l)		4,429,198,772
Other assets and liabilities (net)—(15.0)%		(577,450,149)

Net Assets—100.0%		$3,851,748,623

*	Principal amount stated in U.S. dollars unless otherwise noted.
(a)	TBA (To Be Announced) Securities are purchased on a forward commitment basis with an approximate principal amount and no defined maturity date. The actual principal and maturity date will be determined upon settlement date.
(b)	Variable or floating rate security. The stated rate represents the rate at December 31, 2013. Maturity date shown for callable securities reflects the earliest possible call date.
(c)	Interest only security.
(d)	All or a portion of the security was pledged as collateral against open reverse repurchase agreements. As of December 31, 2013, the value of securities pledged amounted to $71,403,403.
(e)	All or a portion of the security was pledged as collateral against open futures contracts. As of December 31, 2013, the market value of securities pledged was $3,899,377.
(f)	All or a portion of the security was held on loan. As of December 31, 2013, the market value of securities loaned was $111,269,740 and the collateral received consisted of cash in the amount of $110,019,464 and non-cash collateral with a value of $5,276,950. The cash collateral is invested in a money market fund managed by an affiliate of the custodian. The non-cash collateral received consists primarily of government securities and bank letters of credit, and is held for the benefit of the Portfolio at the Portfolio’s custodian. The Portfolio cannot repledge or resell this collateral. As such, this collateral is excluded from the Statement of Assets and Liabilities.
(g)	Non-income producing; Security is in default and/or issuer is in bankruptcy.
(h)	Illiquid security. As of December 31, 2013, these securities represent 0.0% of net assets.
(i)	Restricted securities are not registered under the Securities Act of 1933 and are subject to legal restrictions on resale. These securities generally may be resold in transactions exempt from registration or to the public if the securities are subsequently registered. Disposal of these securities may involve time-consuming negotiations and prompt sale at an acceptable price may be difficult. As of December 31, 2013, the market value of restricted securities was $7,527,493, which is 0.2% of net assets. See details shown in the Restricted Securities table that follows.
(j)	Principal only security.
(k)	Represents investment of cash collateral received from securities lending transactions.
(l)	As of December 31, 2013, the aggregate cost of investments for federal income tax purposes was $4,467,186,661. The aggregate unrealized appreciation and depreciation of investments were $52,392,777 and $(90,380,666), respectively, resulting in net unrealized depreciation of $(37,987,889) for federal income tax purposes.
(144A)—	Securities exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. As of December 31, 2013, the market value of 144A securities was $850,697,266, which is 22.1% of net assets.
(ACES)—	Alternative Credit Enhancement Securities.
(ARM)—	Adjustable-Rate Mortgage
(AUD)—	Australian Dollar
(CDO)—	Collateralized Debt Obligation
(CLO)—	Collateralized Loan Obligation
(CMO)—	Collateralized Mortgage Obligation
(EUR)—	Euro
(GBP)—	British Pound
(JPY)—	Japanese Yen
(REMIC)—	Real Estate Mortgage Investment Conduit

See accompanying notes to financial statements.

MSF-16

Metropolitan Series Fund

BlackRock Bond Income Portfolio

Schedule of Investments as of December 31, 2013

Restricted Securities	Acquisition Date	Principal Amount	Cost	Value
Knollwood CDO, Ltd.	02/10/04	$734,438	$734,438	$7
Motel 6 Trust Mezzanine Term Loan	07/11/12	7,220,610	7,220,610	7,527,486

Forward Foreign Currency Exchange Contracts

Contracts to Buy		Counterparty	Settlement Date	In Exchange for		Unrealized Appreciation/ (Depreciation)
AUD	17,288,000	Westpac Banking Corp.	03/19/14	USD	15,300,157	$60,319
EUR	7,557,000	Barclays Bank plc	01/22/14	USD	10,272,291	123,777
INR	598,329,960	BNP Paribas S.A.	03/19/14	USD	9,435,000	66,643
INR	2,389,838,348	UBS AG	03/19/14	USD	38,020,000	(68,715)
MXN	104,757,200	Deutsche Bank AG	03/19/14	USD	8,080,000	(104,899)
MXN	311,701,433	Royal Bank of Canada	03/19/14	USD	23,790,000	(60,361)

Contracts to Deliver
AUD	17,288,000	Bank of America N.A.	03/19/14	USD	15,332,624	(27,852)
EUR	45,385,000	Barclays Bank plc	01/22/14	USD	61,286,724	(1,148,836)
GBP	3,339,000	Barclays Bank plc	01/23/14	USD	5,389,096	(139,388)
JPY	801,553,875	Barclays Bank plc	03/19/14	USD	7,825,000	210,888
TRY	10,602,658	BNP Paribas S.A.	01/06/14	USD	4,902,000	(27,767)
TRY	8,220,703	Deutsche Bank AG	01/06/14	USD	3,805,000	(17,263)
TRY	3,931,268	Deutsche Bank AG	01/06/14	USD	1,880,000	52,136
TRY	6,551,090	Morgan Stanley Capital Services	01/06/14	USD	3,130,000	84,033

Cross Currency Contracts to Buy
PLN	29,311,194	Citibank N.A.	03/19/14	EUR	6,975,000	61,897

Net Unrealized Depreciation						$(935,388)

Forward Sale Commitments

Security Description	Interest Rate	Maturity	Face Amount	Proceeds	Value
Fannie Mae 15 Yr. Pool	2.500%	TBA	(7,600,000)	$(7,534,688)	$(7,521,625)
Fannie Mae 15 Yr. Pool	4.000%	TBA	(21,400,000)	(22,721,617)	(22,675,641)
Fannie Mae 30 Yr. Pool	4.500%	TBA	(5,200,000)	(5,476,250)	(5,492,703)
Fannie Mae 30 Yr. Pool	5.000%	TBA	(24,700,000)	(26,648,984)	(26,747,398)
Fannie Mae 30 Yr. Pool	3.500%	TBA	(51,975,000)	(51,650,156)	(51,475,554)
Freddie Mac 30 Yr. Gold Pool	3.000%	TBA	(18,900,000)	(17,999,297)	(17,901,844)
GNMA I 30 Yr. Pool	3.500%	TBA	(20,300,000)	(20,571,195)	(20,459,387)
GNMA I 30 Yr. Pool	4.000%	TBA	(20,800,000)	(21,745,750)	(21,613,313)
GNMA II 30 Yr. Pool	5.000%	TBA	(1,200,000)	(1,304,250)	(1,300,266)
GNMA II 30 Yr. Pool	4.500%	TBA	(40,100,000)	(43,163,891)	(42,872,538)
GNMA II 30 Yr. Pool	4.000%	TBA	(43,800,000)	(45,620,438)	(45,540,025)

Total				$(264,436,516)	$(263,600,294)

Futures Contracts

Futures Contracts—Long	Expiration Date	Number of Contracts	Notional Amount		Unrealized Appreciation/ (Depreciation)
U.S. Treasury Long Bond Futures	03/20/14	652	USD	85,052,990	$(1,393,240)
U.S. Treasury Note 2 Year Futures	03/31/14	965	USD	212,389,950	(270,888)
U.S. Treasury Ultra Long Bond Futures	03/20/14	1,175	USD	162,068,351	(1,974,601)

See accompanying notes to financial statements.

MSF-17

Metropolitan Series Fund

BlackRock Bond Income Portfolio

Schedule of Investments as of December 31, 2013

Futures Contracts—(Continued)

Futures Contracts—Short	Expiration Date	Number of Contracts	Notional Amount		Unrealized Appreciation/ (Depreciation)
90 Day Euro Dollar Futures	12/14/15	(248)	USD	(61,410,640)	$108,141
Euro Bund Futures	03/06/14	(19)	EUR	(2,682,323)	52,405
U.S. Treasury Note 10 Year Futures	03/20/14	(2,177)	USD	(272,306,518)	4,433,471
U.S. Treasury Note 5 Year Futures	03/31/14	(688)	USD	(82,393,400)	306,400

Net Unrealized Appreciation					$1,261,688

Written Options

Foreign Currency Written Options	Strike Price	Counterparty	Expiration Date	Notional Amount		Premiums Received	Market Value	Unrealized Appreciation
Call - USD vs TRY	TRY 2.10	Morgan Stanley Capital Services	01/03/14	USD	(9,860,000)	$(42,152)	$(251,223)	$(209,071)
Call - USD vs TRY	TRY 2.15	Morgan Stanley Capital Services	01/21/14	USD	(9,860,000)	(36,235)	(171,495)	(135,260)
Put - AUD vs USD	USD 0.85	Deutsche Bank AG	02/07/14	AUD	(43,825,000)	(138,573)	(68,323)	70,250
Put - AUD vs USD	USD 0.85	Deutsche Bank AG	02/07/14	AUD	(43,840,000)	(156,802)	(68,347)	88,455
Put - AUD vs USD	USD 0.85	Citibank N.A.	02/07/14	AUD	(43,840,000)	(166,718)	(68,347)	98,371

Total						$(540,480)	$(627,735)	$(87,255)

Interest Rate Swaptions	Exercise Rate	Counterparty	Floating Rate Index	Pay/ Receive Floating Rate	Expiration Date	Notional Amount		Premiums Received	Market Value	Unrealized Appreciation/ (Depreciation)
Put - OTC - 10 Year Interest Rate Swap	1.400%	Barclays Bank plc	6-Month JPY-LIBOR	Pay	06/06/14	JPY	(2,020,000,000)	$(49,574)	$(48,178)	$1,396
Put - OTC - 10 Year Interest Rate Swap	1.400%	Barclays Bank plc	6-Month JPY-LIBOR	Pay	06/05/14	JPY	(4,039,000,000)	(87,352)	(95,105)	(7,753)
Put - OTC - 10 Year Interest Rate Swap	1.400%	Bank of America N.A.	6-Month JPY-LIBOR	Pay	06/09/14	JPY	(4,201,000,000)	(127,998)	(101,445)	26,553

Totals								$(264,924)	$(244,728)	$20,196

Options on Exchange-Traded Futures Contracts	Exercise Price	Expiration Date	Number of Contracts	Premiums Received	Market Value	Unrealized Appreciation
Put - Eurodollar Midcurve 2 Year Futures	$98.25	03/14/14	(1,901)	$(138,868)	$(308,912)	$(170,044)

Reverse Repurchase Agreements

Counterparty	Interest Rate	Settlement Date	Maturity Date	Principal Amount		Net Closing Amount
BNP Paribas S.A.	(0.38%)	12/31/13	01/02/14	USD	16,639,175	$16,639,175
Deutsche Bank AG	(0.46%)	12/31/13	01/02/14	USD	54,793,750	54,793,750

Total						$71,432,925

Securities pledged as collateral against open reverse repurchase agreements are noted in the Schedule of Investments.

Swap Agreements

OTC Interest Rate Swap Agreements

Pay/Receive Floating Rate	Floating Rate Index	Fixed Rate	Maturity Date	Counterparty	Notional Amount		Market Value	Upfront Premium Paid/(Received)	Unrealized Appreciation/ (Depreciation)
Receive	3M LIBOR	1.758%	06/25/22	JPMorgan Chase Bank N.A.	USD	18,000,000	$1,473,653	$—	$1,473,653
Pay	6M EURIBOR	2.800%	11/10/41	Bank of America N.A.	EUR	8,300,000	144,967	—	144,967
Receive	6M EURIBOR	2.783%	11/10/41	Deutsche Bank AG	EUR	8,300,000	(105,034)	—	(105,034)

See accompanying notes to financial statements.

MSF-18

Metropolitan Series Fund

BlackRock Bond Income Portfolio

Schedule of Investments as of December 31, 2013

Swap Agreements—(Continued)

Pay/Receive Floating Rate	Floating Rate Index	Fixed Rate	Maturity Date	Counterparty	Notional Amount		Market Value	Upfront Premium Paid/(Received)	Unrealized Appreciation/ (Depreciation)
Pay	BRL CDI	11.430%	01/04/16	Barclays Bank plc	BRL	47,481,184	$(33,416)	$—	$(33,416)
Pay	BRL CDI	11.410%	01/04/16	Credit Suisse International	BRL	13,863,816	(11,495)	—	(11,495)
Pay	MXN TIIE	6.360%	10/18/23	Deutsche Bank AG	MXN	50,510,000	(123,527)	—	(123,527)
Pay	MXN TIIE	6.830%	11/03/23	JPMorgan Chase Bank N.A.	MXN	99,545,000	19,962	—	19,962

Totals							$1,365,110	$—	$1,365,110

Centrally Cleared Interest Rate Swap agreements

Pay/Receive Floating Rate	Floating Rate Index	Fixed Rate	Maturity Date	Notional Amount		Unrealized Appreciation/ (Depreciation)
Receive	3M LIBOR	0.648%	11/26/16	USD	14,540,000	$75,626
Receive	3M LIBOR	2.820%	11/18/23	USD	6,575,000	137,742
Receive	6-Month JPY-LIBOR	0.789%	11/28/23	JPY	2,141,850,000	245,476
Receive	6-Month JPY-LIBOR	0.815%	11/25/23	JPY	1,963,365,000	25,431

Total						$484,275

Centrally Cleared Credit Default Swap Agreements on Credit Indices—Buy Protection (a)

Reference Obligation	Fixed Deal (Pay) Rate	Maturity Date	Implied Credit Spread at December 31, 2013(b)	Notional Amount(c)		Unrealized Depreciation
Markit CDX North America High Yield Index, Series 21, Version 1	(5.000%)	12/20/18	3.063%	USD	39,585,000	$(715,077)

OTC Credit Default Swaps on Corporate Issues—Sell Protection (d)

Reference Obligation	Fixed Deal Receive Rate	Maturity Date	Counterparty	Implied Credit Spread at December 31, 2013(b)	Notional Amount(c)		Market Value	Upfront Premium (Received)	Unrealized Appreciation
Goldman Sachs Group, Inc. (The) 5.950%, due 01/18/2018	1.000%	12/20/18	Deutsche Bank AG	0.884%	USD	13,800,000	$76,392	$(120,308)	$196,700

OTC Credit Default Swaps on Credit Indices—Buy Protection (a)

Reference Obligation	Fixed Deal (Pay) Rate	Maturity Date	Counterparty	Implied Credit Spread at December 31, 2013(b)	Notional Amount(c)		Market Value	Upfront Premium Paid	Unrealized Depreciation
Markit CMBX North America AAA-Rated Index, AM Tranche, Version 6	(0.500%)	05/11/63	Credit Suisse International	N/A	USD	1,386,000	$35,104	$47,571	$(12,467)
Markit CMBX North America AAA-Rated Index, AM Tranche, Version 6	(0.500%)	05/11/63	Morgan Stanley Capital Services	N/A	USD	4,085,000	103,462	152,577	(49,115)

Totals							$138,566	$200,148	$(61,582)

See accompanying notes to financial statements.

MSF-19

Metropolitan Series Fund

BlackRock Bond Income Portfolio

Schedule of Investments as of December 31, 2013

OTC Credit Default Swaps on credit indices—Sell Protection (d)

Reference Obligation	Fixed Deal Receive Rate	Maturity Date	Counterparty	Implied Credit Spread at December 31, 2013(b)	Notional Amount(c)		Market Value	Upfront Premium Paid/(Received)	Unrealized Appreciation/ (Depreciation)
Markit CDX Emerging Markets Index, Series 20, Version 1	5.000%	12/20/18	Bank of America N.A.	2.734%	USD	2,810,000	$285,192	$288,025	$(2,833)
Markit CDX Emerging Markets Index, Series 20, Version 1	5.000%	12/20/18	Barclays Bank plc	2.734%	USD	5,396,000	547,650	542,298	5,352
Markit CDX Emerging Markets Index, Series 20, Version 1	5.000%	12/20/18	Barclays Bank plc	2.734%	USD	4,947,000	502,081	497,174	4,907
Markit CDX Emerging Markets Index, Series 20, Version 1	5.000%	12/20/18	Barclays Bank plc	2.734%	USD	2,812,000	285,395	292,448	(7,053)
Markit CMBX North America AAA-Rated Index, AM Tranche, Version 2	0.500%	03/15/49	Deutsche Bank AG	N/A	USD	7,025,000	(173,430)	(1,031,895)	858,465
Markit CMBX North America AAA-Rated Index, AM Tranche, Version 4	0.500%	02/17/51	Deutsche Bank AG	N/A	USD	2,370,000	(162,464)	(359,977)	197,513

Totals							$1,284,424	$228,073	$1,056,351

A security with market value of $649,727 has been received at the custodian bank as collateral for swap contracts.

(a)	If the Portfolio is a buyer of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Portfolio will either (i) receive from the seller of protection an amount equal to the notional amount of the swap and deliver the referenced obligation or underlying securities comprising the referenced index or (ii) receive a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.
(b)	Implied credit spreads, represented in absolute terms, utilized in determining the market value of credit default swap agreements on corporate issues or indices as of period end serve as an indicator of the current status of the payment/performance risk and represent the likelihood or risk of default for the credit derivative. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to be made to enter into the agreement. Wider credit spreads represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement. A credit spread identified as “Defaulted” indicates a credit event has occurred for the referenced entity or obligation.
(c)	The maximum potential amount of future undiscounted payments that the Portfolio could be required to make under a credit default swap contract would be the notional amount of the contract. These potential amounts would be partially offset by any recovery values of the referenced debt obligation or net amounts received from the settlement purchased protection credit default swap contracts entered into by the Portfolio for the same referenced debt obligation.
(d)	If the Portfolio is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Portfolio will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.
(AUD)—	Australian Dollar
(BRL)—	Brazilian Real
(CDI)—	Brazil Interbank Deposit Rate
(EUR)—	Euro
(EURIBOR)—	Euro InterBank Offered Rate
(GBP)—	British Pound
(INR)—	Indian Rupee
(JPY)—	Japanese Yen
(LIBOR)—	London InterBank Offered Rate
(MXN)—	Mexican Peso
(PLN)—	Polish Zloty
(TIIE)—	Interbank Equilibrium Interest Rate
(TRY)—	Turkish Lira

See accompanying notes to financial statements.

MSF-20

Metropolitan Series Fund

BlackRock Bond Income Portfolio

Schedule of Investments as of December 31, 2013

Fair Value Hierarchy

Accounting principles generally accepted in the United States of America (“GAAP”) define fair market value as the price that the Portfolio would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. It establishes a fair value hierarchy that prioritizes inputs to valuation methods and requires disclosure of the fair value hierarchy that segregates fair value measurements into three levels. Levels 1, 2 and 3 of the fair value hierarchy are defined as follows:

Level 1 - unadjusted quoted prices in active markets for identical investments

Level 2 - other significant observable inputs (including, but not limited to, unadjusted quoted prices for similar investments in markets that are either active or inactive; inputs other than quoted prices that are observable such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks, default rates, etc.)

Level 3 - significant unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are unavailable (including the Portfolio’s own assumptions in determining the fair value of investments)

The inputs or methodologies used for valuing investments are not necessarily an indication of the risk associated with investing in them. Changes to the inputs or methodologies used may result in transfers between levels, which will be recognized as of the beginning of the reporting period. Information on transfers between Level 1 and Level 2, if any, will be disclosed following the fair value hierarchy table below. A reconciliation of Level 3 securities, if any, will also be disclosed following the fair value hierarchy table. For more information about the Portfolio’s policy regarding the valuation of investments, please refer to the Notes to Financial Statements.

The following table summarizes the fair value hierarchy of the Portfolio’s investments as of December 31, 2013:

Description	Level 1	Level 2	Level 3	Total
Total U.S. Treasury & Government Agencies*	$—	$1,989,560,944	$—	$1,989,560,944
Total Corporate Bonds & Notes*	—	933,455,860	—	933,455,860
Total Asset-Backed Securities*	—	792,020,770	—	792,020,770
Total Mortgage-Backed Securities*	—	523,778,589	—	523,778,589
Total Foreign Government*	—	42,203,141	—	42,203,141
Total Floating Rate Loans*	—	15,587,486	—	15,587,486
Total Preferred Stocks*	8,661,638	—	—	8,661,638
Total Municipals	—	5,498,485	—	5,498,485
Purchased Options
Call Options	—	323,333	—	323,333
Put Options	1,283,175	2,454,887	—	3,738,062
Total Purchased Options	1,283,175	2,778,220	—	4,061,395
Short-Term Investments
Mutual Fund	110,019,464	—	—	110,019,464
Repurchase Agreement	—	4,351,000	—	4,351,000
Total Short-Term Investments	110,019,464	4,351,000	—	114,370,464
Total Investments	$119,964,277	$4,309,234,495	$—	$4,429,198,772

Collateral for securities loaned (Liability)	$—	$(110,019,464)	$—	$(110,019,464)
Forward Sales Commitments	$—	$(263,600,294)	$—	$(263,600,294)
Forward Contracts
Forward Foreign Currency Exchange Contracts (Unrealized Appreciation)	$—	$659,693	$—	$659,693
Forward Foreign Currency Exchange Contracts (Unrealized Depreciation)	—	(1,595,081)	—	(1,595,081)
Total Forward Contracts	$—	$(935,388)	$—	$(935,388)
Futures Contracts
Futures Contracts (Unrealized Appreciation)	$4,900,417	$—	$—	$4,900,417
Futures Contracts (Unrealized Depreciation)	(3,638,729)	—	—	(3,638,729)
Total Futures Contracts	$1,261,688	$—	$—	$1,261,688
Written Options
Foreign Currency Written Options at Value	$—	$(627,735)	$—	$(627,735)
Interest Rate Swaptions at Value	—	(244,728)	—	(244,728)
Options on Exchange-Traded Futures Contracts at Value	(308,912)	—	—	(308,912)
Total Written Options	$(308,912)	$(872,463)	$—	$(1,181,375)

See accompanying notes to financial statements.

MSF-21

Metropolitan Series Fund

BlackRock Bond Income Portfolio

Schedule of Investments as of December 31, 2013

Fair Value Hierarchy—(Continued)

Description	Level 1	Level 2	Level 3	Total
Centrally Cleared Swap Contracts
Centrally Cleared Swap Contracts (Unrealized Appreciation)	$—	$484,275	$—	$484,275
Centrally Cleared Swap Contracts (Unrealized Depreciation)	—	(715,077)	—	(715,077)
Total Centrally Cleared Swap Contracts	$—	$(230,802)	$—	$(230,802)
OTC Swap Contracts
OTC Swap Contracts at Value (Assets)	$—	$3,473,858	$—	$3,473,858
OTC Swap Contracts at Value (Liabilities)	—	(609,366)	—	(609,366)
Total OTC Swap Contracts	$—	$2,864,492	$—	$2,864,492
Total Reverse Repurchase Agreements (Liability)	$—	$(71,432,925)	$—	$(71,432,925)

*	See Schedule of Investments for additional detailed categorizations.

Following is a reconciliation of Level 3 assets for which significant unobservable inputs were used to determine fair value:

Investments in Securities	Balance as of December 31, 2012	Realized Gain/(Loss)	Change in Unrealized Appreciation/ (Depreciation)	Purchases	Sales	Transfers in to Level 3	Transfers out of Level 3	Balance as of December 31, 2013	Change in Unrealized Appreciation/ (Depreciation) from investments still held at December 31, 2013
Asset-Backed Securities
Asset Backed-Other	$19,235,740	$—	$—	$—	$—	$—	$(19,235,740)	$—	$—

Asset-backed securities were transferred out of level 3 due to the initiation of a vendor or broker providing quotations based on market activity which has been determined to be a significant observable input.

See accompanying notes to financial statements.

MSF-22

Metropolitan Series Fund

BlackRock Bond Income Portfolio

Statement of Assets and Liabilities

December 31, 2013

Assets
Investments at value (a) (b)	$4,429,198,772
Cash	569,850
Cash denominated in foreign currencies (c)	10,931,491
Cash collateral for swap contracts	3,135,000
OTC swap contracts at market value (d)	3,473,858
Unrealized appreciation on forward foreign currency exchange contracts	659,693
Receivable for:
Investments sold	101,347,953
Open swap contracts cash collateral	30,000
TBA securities sold (e)	786,639,644
Fund shares sold	2,842,538
Interest	21,332,414
Interest on swap contracts	113,353
Prepaid expenses	10,240

Total Assets	5,360,284,806
Liabilities
Written options at value (f)	1,181,375
Forward sales commitments, at value	263,600,294
Reverse repurchase agreements	71,432,925
OTC swap contracts at market value (g)	609,366
Cash collateral for swap contracts	1,690,000
Unrealized depreciation on forward foreign currency exchange contracts	1,595,081
Collateral for securities loaned	110,019,464
Payables for:
Investments purchased	47,335,782
TBA securities purchased	1,007,264,571
Fund shares redeemed	752,908
Variation margin on futures contracts	773,807
Variation margin on swap contracts	283,695
Interest on forward sales commitments	458,699
Interest on swap contracts	71,475
Accrued Expenses:
Management fees	1,070,519
Distribution and service fees	123,089
Deferred trustees’ fees	52,804
Other expenses	220,329

Total Liabilities	1,508,536,183

Net Assets	$3,851,748,623

Net Assets Consist of:
Paid in surplus	$3,783,933,129
Undistributed net investment income	135,358,735
Accumulated net realized loss	(41,155,413)
Unrealized depreciation on investments, written options, futures contracts, swap contracts and foreign currency transactions	(26,387,828)

Net Assets	$3,851,748,623

Net Assets
Class A	$3,212,953,476
Class B	488,138,959
Class E	150,656,188
Capital Shares Outstanding*
Class A	29,934,522
Class B	4,620,979
Class E	1,415,806
Net Asset Value, Offering Price and Redemption Price Per Share
Class A	$107.33
Class B	105.64
Class E	106.41

*	The Portfolio is authorized to issue an unlimited number of shares.
(a)	Identified cost of investments was $4,458,852,955.
(b)	Includes securities loaned at value of $111,269,740.
(c)	Identified cost of cash denominated in foreign currencies was $10,930,637.
(d)	Net premium paid on swap contracts was $1,699,785.
(e)	Includes $264,436,516 related to TBA sale commitments.
(f)	Premiums received on written options were $944,272.
(g)	Net premium received on swap contracts was $1,391,872.

Statement of Operations

Year Ended December 31, 2013

Investment Income
Dividends	$487,889
Interest	130,692,648
Securities lending income	203,985

Total investment income	131,384,522
Expenses
Management fees	12,607,700
Administration fees	53,038
Custodian and accounting fees	474,802
Distribution and service fees—Class B	1,243,791
Distribution and service fees—Class E	244,470
Interest expense	3,561
Audit and tax services	105,087
Legal	27,754
Trustees’ fees and expenses	35,358
Shareholder reporting	201,746
Insurance	18,224
Miscellaneous	30,725

Total expenses	15,046,256

Net Investment Income	116,338,266

Net Realized and Unrealized Loss
Net realized gain (loss) on:
Investments	(87,326,636)
Futures contracts	7,771,466
Written options	29,586,298
Swap contracts	45,357,955
Foreign currency transactions	3,247,576

Net realized loss	(1,363,341)

Net change in unrealized appreciation (depreciation) on:
Investments	(138,377,495)
Futures contracts	(2,826,675)
Written options	3,606,593
Swap contracts	(3,835,325)
Foreign currency transactions	(1,402,866)

Net change in unrealized depreciation	(142,835,768)

Net realized and unrealized loss	(144,199,109)

Net Decrease in Net Assets From Operations	$(27,860,843)

See accompanying notes to financial statements.

MSF-23

Metropolitan Series Fund

BlackRock Bond Income Portfolio

Statements of Changes in Net Assets

	Year Ended December 31, 2013	Year Ended December 31, 2012
Increase (Decrease) in Net Assets:
From Operations
Net investment income	$116,338,266	$112,846,361
Net realized gain (loss)	(1,363,341)	113,624,069
Net change in unrealized appreciation (depreciation)	(142,835,768)	63,027,702

Increase (decrease) in net assets from operations	(27,860,843)	289,498,132

From Distributions to Shareholders
Net investment income
Class A	(118,542,001)	(88,521,069)
Class B	(18,814,715)	(12,343,891)
Class E	(6,389,864)	(4,857,014)
Net realized capital gains
Class A	(72,254,675)	(21,332,126)
Class B	(12,218,854)	(3,261,236)
Class E	(4,063,983)	(1,236,117)

Total distributions	(232,284,092)	(131,551,453)

Increase (decrease) in net assets from capital share transactions	(42,270,795)	201,983,827

Total increase (decrease) in net assets	(302,415,730)	359,930,506

Net Assets
Beginning of period	4,154,164,353	3,794,233,847

End of period	$3,851,748,623	$4,154,164,353

Undistributed net investment income
End of period	$135,358,735	$136,865,987

Other Information:

Capital Shares

Transactions in capital shares were as follows:

	Year Ended December 31, 2013		Year Ended December 31, 2012
	Shares	Value	Shares	Value
Class A
Sales	3,864,722	$423,292,236	3,042,642	$341,933,943
Reinvestments	1,737,516	190,796,676	1,004,051	109,853,195
Redemptions	(5,807,267)	(663,471,380)	(2,070,522)	(232,524,133)

Net increase (decrease)	(205,029)	$(49,382,468)	1,976,171	$219,263,005

Class B
Sales	566,927	$61,547,056	600,267	$66,695,948
Reinvestments	286,658	31,033,569	144,532	15,605,127
Redemptions	(667,478)	(71,881,722)	(674,930)	(74,821,954)

Net increase	186,107	$20,698,903	69,869	$7,479,121

Class E
Sales	99,801	$10,863,633	103,239	$11,511,651
Reinvestments	95,925	10,453,847	56,096	6,093,131
Redemptions	(321,377)	(34,904,710)	(380,256)	(42,363,081)

Net decrease	(125,651)	$(13,587,230)	(220,921)	$(24,758,299)

Increase (decrease) derived from capital shares transactions		$(42,270,795)		$201,983,827

See accompanying notes to financial statements.

MSF-24

Metropolitan Series Fund

BlackRock Bond Income Portfolio

Financial Highlights

Selected per share data
	Class A
	Year Ended December 31,
	2013	2012	2011	2010	2009
Net Asset Value, Beginning of Period	$115.27	$110.90	$108.32	$104.15	$102.51

Income (Loss) from Investment Operations
Net investment income (a)	3.36	3.21	3.69	4.08	4.38
Net realized and unrealized gain (loss) on investments	(4.07)	4.95	3.22	4.39	4.68

Total from investment operations	(0.71)	8.16	6.91	8.47	9.06

Less Distributions
Distributions from net investment income	(4.49)	(3.05)	(4.33)	(4.30)	(7.42)
Distributions from net realized capital gains	(2.74)	(0.74)	0.00	0.00	0.00

Total distributions	(7.23)	(3.79)	(4.33)	(4.30)	(7.42)

Net Asset Value, End of Period	$107.33	$115.27	$110.90	$108.32	$104.15

Total Return (%) (b)	(0.77)	7.55	6.56	8.34	9.47

Ratios/Supplemental Data
Gross ratio of expenses to average net assets (%)	0.35	0.36	0.37	0.40	0.43
Net ratio of expenses to average net assets (%) (c)	0.35	0.36	0.36	0.38	0.42
Ratio of net investment income to average net assets (%)	3.07	2.85	3.44	3.82	4.32
Portfolio turnover rate (%)	801 (d)	1,002 (d)	1,483	2,064	1,476
Net assets, end of period (in millions)	$3,213.0	$3,474.3	$3,123.2	$1,522.5	$1,181.4

	Class B
	Year Ended December 31,
	2013	2012	2011	2010	2009
Net Asset Value, Beginning of Period	$113.56	$109.31	$106.83	$102.78	$101.23

Income (Loss) from Investment Operations
Net investment income (a)	3.05	2.89	3.48	3.77	4.16
Net realized and unrealized gain (loss) on investments	(4.01)	4.88	3.06	4.32	4.55

Total from investment operations	(0.96)	7.77	6.54	8.09	8.71

Less Distributions
Distributions from net investment income	(4.22)	(2.78)	(4.06)	(4.04)	(7.16)
Distributions from net realized capital gains	(2.74)	(0.74)	0.00	0.00	0.00

Total distributions	(6.96)	(3.52)	(4.06)	(4.04)	(7.16)

Net Asset Value, End of Period	$105.64	$113.56	$109.31	$106.83	$102.78

Total Return (%) (b)	(1.01)	7.28	6.30	8.07	9.18

Ratios/Supplemental Data
Gross ratio of expenses to average net assets (%)	0.60	0.61	0.62	0.65	0.68
Net ratio of expenses to average net assets (%) (c)	0.60	0.61	0.61	0.63	0.67
Ratio of net investment income to average net assets (%)	2.82	2.60	3.25	3.57	4.14
Portfolio turnover rate (%)	801 (d)	1,002 (d)	1,483	2,064	1,476
Net assets, end of period (in millions)	$488.1	$503.6	$477.1	$453.5	$356.6

Please see following page for Financial Highlights footnote legend.

See accompanying notes to financial statements.

MSF-25

Metropolitan Series Fund

BlackRock Bond Income Portfolio

Financial Highlights

Selected per share data
	Class E
	Year Ended December 31,
	2013	2012	2011	2010	2009
Net Asset Value, Beginning of Period	$114.32	$110.02	$107.49	$103.38	$101.79

Income (Loss) from Investment Operations
Net investment income (a)	3.18	3.02	3.63	3.91	4.36
Net realized and unrealized gain (loss) on investments	(4.04)	4.91	3.07	4.34	4.49

Total from investment operations	(0.86)	7.93	6.70	8.25	8.85

Less Distributions
Distributions from net investment income	(4.31)	(2.89)	(4.17)	(4.14)	(7.26)
Distributions from net realized capital gains	(2.74)	(0.74)	0.00	0.00	0.00

Total distributions	(7.05)	(3.63)	(4.17)	(4.14)	(7.26)

Net Asset Value, End of Period	$106.41	$114.32	$110.02	$107.49	$103.38

Total Return (%) (b)	(0.91)	7.38	6.41	8.18	9.30

Ratios/Supplemental Data
Gross ratio of expenses to average net assets (%)	0.50	0.51	0.52	0.55	0.58
Net ratio of expenses to average net assets (%) (c)	0.50	0.51	0.51	0.53	0.57
Ratio of net investment income to average net assets (%)	2.92	2.70	3.36	3.67	4.31
Portfolio turnover rate (%)	801 (d)	1,002 (d)	1,483	2,064	1,476
Net assets, end of period (in millions)	$150.7	$176.2	$193.9	$226.6	$236.7

(a)	Per share amounts based on average shares outstanding during the period.
(b)	Total return does not reflect any insurance, sales, separate account or administrative charges of variable annuity or life insurance contracts or any additional expenses that contract owners may bear under their variable contracts. If these charges were included, the returns would be lower.
(c)	Net ratio of expenses to average net assets includes the effect of the management fee waivers as detailed in Note 6 of the Notes to Financial Statements.
(d)	Includes mortgage dollar roll and TBA transactions; excluding these transactions the portfolio turnover rate would have been 267% and 390% for 2013 and 2012, respectively.

See accompanying notes to financial statements.

MSF-26

Metropolitan Series Fund

BlackRock Bond Income Portfolio

Notes to Financial Statements—December 31, 2013

1. Organization

Metropolitan Series Fund (the “Trust”) is organized as a Delaware statutory trust and registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. The Trust is currently comprised of thirty series, each of which operates as a distinct investment vehicle of the Trust. The portfolio included in this report is BlackRock Bond Income Portfolio (the “Portfolio”), which is diversified. Shares in the Portfolio are not offered directly to the general public and are currently available only to separate accounts established by Metropolitan Life Insurance Company (“MetLife”) and other affiliated life insurance companies.

The Portfolio has registered and offers three classes of shares: Class A, B, and E shares. Shares of each Class of the Portfolio represent an equal pro rata interest in the Portfolio and generally give the shareholder the same voting, dividend, liquidation, and other rights. Investment income, realized and unrealized capital gains and losses, the common expenses of the Portfolio, and certain Portfolio-level expense reductions, if any, are allocated on a pro rata basis to each Class based on the relative net assets of each Class to the net assets of the Portfolio. Each Class of shares differs in its respective distribution plan and such distribution expenses are allocated to that Class.

2. Significant Accounting Policies

The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America (“GAAP”) requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities as of the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates. In the preparation of these financial statements, management has evaluated events and transactions subsequent to December 31, 2013 through the date the financial statements were issued.

The following is a summary of significant accounting policies consistently followed by the Portfolio in the preparation of its financial statements.

Investment Valuation and Fair Value Measurements - Debt securities (other than short term obligations with a remaining maturity of sixty days or less), including corporate, convertible and municipal bonds and notes; obligations of the U.S. treasury and U.S. government agencies; sovereign issues; floating rate loans; and non-U.S. bonds, are generally valued on the basis of evaluated or composite bid quotations obtained from independent pricing services and/or brokers and dealers selected by MetLife Advisers, LLC (“MetLife Advisers” or the “Adviser”), an affiliate of MetLife, Inc., pursuant to authorization of the Board of Trustees of the Trust (the “Board” or “Trustees”). Such quotations utilize matrix pricing, which considers observable inputs including, among other things, issuer details, maturity dates, interest rates, yield curves, rates of prepayment, credit risks/spreads, default rates, reported trades, broker dealer quotes and quoted prices for similar securities. Securities that use similar valuation techniques and inputs as described above are generally categorized as Level 2 within the fair value hierarchy.

Mortgage and asset-backed securities are usually issued as separate tranches, or classes, of securities within each deal. These securities are also generally valued on the basis of evaluated or composite bid quotations obtained from independent pricing services and/or brokers and dealers selected by the Adviser pursuant to authorization of the Board. The pricing models for these securities usually consider tranche-level attributes, estimated cash flows and market-based yield spreads for each tranche and current market data, and incorporate deal collateral performance, as available. Mortgage and asset-backed securities that use similar valuation techniques and inputs as described above are generally categorized as Level 2 within the fair value hierarchy.

Short term obligations with a remaining maturity of sixty days or less are generally valued at amortized cost, which approximates fair market value, and are generally categorized as Level 2 within the fair value hierarchy.

Domestic and foreign equity securities, such as common stock, exchange-traded funds, rights, warrants, and preferred stock, that are traded on a securities exchange, are generally valued at their last sale price on the exchange or market in which they are principally traded on the valuation date, or, if no sales occurred on that day, at the last reported bid price. Equity securities traded over-the-counter are generally valued at the last reported sale price. Valuation adjustments may be applied to certain foreign equity securities that are traded solely on foreign exchanges that close before the close of the U.S. market to account for the market movement between the close of the foreign exchanges and the close of the U.S. market. The Portfolio may use a systematic fair valuation model provided by an independent third party to value securities principally traded in these foreign markets in order to adjust for possible stale pricing that may occur between the close of the foreign exchanges and the time of the Portfolio valuation. Foreign equity securities using these valuation adjustments are generally categorized as Level 2 within the fair value hierarchy. Equity securities that are actively traded, and have no valuation adjustments applied, are categorized as Level 1 within the fair value hierarchy. Other equity securities traded on inactive markets, or valued in reference to similar instruments traded on active markets, are generally categorized as Level 2 within the fair value hierarchy.

MSF-27

Metropolitan Series Fund

BlackRock Bond Income Portfolio

Notes to Financial Statements—December 31, 2013—(Continued)

Investments in registered open-end management investment companies are valued at reported net asset value per share on the valuation date and are categorized as Level 1 within the fair value hierarchy.

Forward foreign currency exchange contracts are valued through an independent pricing service based on the mean between closing bid and ask prices of the forward currency rates in the London foreign exchange markets on a daily basis as provided by a reliable bank or dealer. These contracts are generally categorized as Level 2 within the fair value hierarchy.

Options, whether on securities, indices, futures contracts, or otherwise, traded on exchanges are valued at the last sale price available as of the close of business on the valuation date or, if there is no such price available, at the mean between the last reported bid and ask prices. These types of options are categorized as Level 1 within the fair value hierarchy. Futures contracts, which are traded on commodity exchanges, are valued at their closing prices as of the close of such exchanges and are categorized as Level 1 within the fair value hierarchy.

Options and futures contracts that are traded over-the-counter are generally valued on the basis of quotations provided by broker-dealers or prices provided by pricing service providers who use a series of techniques, including simulation pricing models, to determine the value of the contracts. The pricing models use inputs that are observed from actively quoted markets such as issuer details, indices, spreads, interest rates, yield curves, credit curves, measures of volatility and exchange rates. These contracts are generally categorized as Level 2 within the fair value hierarchy.

Swap contracts (other than centrally cleared swaps) are marked-to-market daily based on quotations and prices supplied by market makers, broker-dealers and other pricing services. Such quotations and prices are derived utilizing significant observable data, including the underlying reference securities or indices. These contracts are generally categorized as Level 2 within the fair value hierarchy.

Centrally cleared swaps listed or traded on a multilateral or trade facility platform, such as a registered exchange, are valued at the daily settlement price determined by the respective exchange or an independent pricing service when the exchange price is not available. For centrally cleared credit default swaps the clearing facility requires its members to provide actionable price levels across complete term structures. These levels along with external third party prices are used to produce daily settlement prices. These securities are categorized as Level 2 of the fair value hierarchy. Centrally cleared interest rate swaps are valued using a pricing model that references the underlying rates including the overnight index swap rate and London Interbank Offered Rate (“LIBOR”) forward rate to produce the daily settlement price. These securities are categorized as Level 2 of the fair value hierarchy.

If no current market value quotation or other observable inputs are readily available or market value quotations are deemed to be unreliable for a security, the fair value of the security will be determined in accordance with procedures approved by and under the general supervision of the Board. In such a circumstance, the Board has delegated the determination of the fair value of a security to a Valuation Committee (“Committee”) of MetLife Advisers. The Committee provides general pricing oversight and fair value pricing determinations related to portfolio securities and meets on a regular basis to review reports relating to the valuation of the securities in the Portfolio. The Board has delegated to State Street Bank and Trust Company, the Trust’s custodian (“custodian”), the responsibility for calculating the net asset values (“NAVs”) of the Trust’s Portfolios. The Committee is responsible for overseeing the calculation of the NAVs of the Portfolios by the custodian. The Committee also periodically reviews pricing vendors, including the vendor providing fair value pricing for the Portfolio’s foreign securities, and is responsible for overseeing the correction of pricing errors and addressing other pricing issues that arise in the ordinary course of business, such as making real-time fair value determinations, as necessary.

No single standard for determining the fair value of a security can be set forth because fair value depends upon the facts and circumstances with respect to each security. Information relating to any relevant factors may be obtained by the Committee from any appropriate source, including the subadviser of the Portfolio, the custodian, a pricing service, market maker and/or broker for such security or the issuer. Appropriate methodologies for determining fair value under particular circumstances may include: matrix pricing, comparisons of securities with comparable characteristics, value based on multiples of earnings, discount from market price of similar marketable securities or a combination of these and other methods. The Committee maintains a detailed report tracking each fair-valued security that compares the fair value price to the next available trade, vendor or broker price, and provides information on how close the fair value price was to the next quoted price. The Committee reviews a summary of such report monthly. On a quarterly basis, the Board is provided with the following for consideration and ratification or adjustment: (1) a memorandum summarizing the actions taken by the Committee in the prior quarter; and (2) a list of the Portfolio’s securities as of the most recent quarter-end for which market quotations were not readily available.

Investment Transactions and Related Investment Income - Portfolio security transactions are recorded on the trade date. Dividend income is recorded on the ex-dividend date or, for certain foreign securities, when notified. Interest income, which includes amortization of premium and accretion of discount on debt securities, is recorded on the accrual basis. Realized gains and losses on investments are determined on the identified cost basis, which is the same basis used for federal income tax purposes. Foreign income and foreign capital gains on some foreign securities may be subject to foreign taxes, which are accrued as applicable. These foreign taxes have been provided for in accordance with the Portfolio’s understanding of the applicable countries’ tax rules and rates.

MSF-28

Metropolitan Series Fund

BlackRock Bond Income Portfolio

Notes to Financial Statements—December 31, 2013—(Continued)

Foreign Currency Translation - The books and records of the Portfolio are maintained in U.S. dollars. The values of securities, currencies, and other assets and liabilities denominated in currencies other than the U.S. dollar are translated into U.S. dollars based upon foreign exchange rates prevailing at the end of the period. Purchases and sales of investment securities, income, and expenses are translated on the respective dates of such transactions. Because the values of investment securities are translated at the foreign exchange rates prevailing at the end of the period, that portion of the results of operations arising from changes in exchange rates and that portion of the results of operations reflecting fluctuations arising from changes in market prices of the investment securities are not separated. Such fluctuations are included in the net realized and unrealized gain or loss on investments.

Net realized foreign exchange gains or losses arise from activity in forward foreign currency exchange contracts, sales of foreign currency, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest, and foreign withholding taxes recorded by the Portfolio and the U.S. dollar equivalent of the amounts actually received or paid by the Portfolio. Net unrealized foreign exchange gains and losses arise from changes in the value of assets and liabilities, other than investment securities, resulting from changes in foreign exchange rates.

Income Taxes - It is the Portfolio’s policy to comply with the requirements of the Internal Revenue Code of 1986, as amended, and regulations thereunder, applicable to regulated investment companies and to distribute, with respect to each taxable year, all of its taxable income to shareholders. Therefore, no federal income tax provision is required. The Portfolio files U.S. federal tax returns. No income tax returns are currently under examination. The Portfolio’s federal tax returns for the prior three fiscal years remain subject to examination by the Internal Revenue Service. As of December 31, 2013, the Portfolio had no uncertain tax positions that would require financial statement recognition, or de-recognition or disclosure.

Dividends and Distributions to Shareholders - The Portfolio records dividends and distributions on the ex-dividend date. Net realized gains from security transactions (if any) are generally distributed annually to shareholders. The timing and characterization of certain income and capital gains distributions are determined in accordance with federal tax regulations that may differ from GAAP. Permanent book and tax basis differences relating to shareholder distributions will result in reclassification between under/over distributed net investment income, accumulated net realized gains/losses, and paid-in surplus.

Book-tax differences are primarily due to foreign currency transactions, convertible preferred stock adjustments, premium amortization, distribution re-designations, paydown gain/loss reclasses, dollar roll transactions, and swap contract transactions. These adjustments have no impact on net assets or the results of operations.

Securities Lending - The Portfolio may lend its portfolio securities to certain qualified brokers who borrow securities in order to complete certain securities transactions. By lending its portfolio securities, the Portfolio attempts to increase its net investment income through the receipt of income on collateral held from securities on loan. Any gain or loss in the market price of the loaned securities that might occur and any interest earned or dividends declared during the term of the loan would accrue to the account of the Portfolio.

The Trust has entered into a securities lending arrangement with the custodian. Under this arrangement, the custodian is authorized to loan portfolio securities on the Portfolio’s behalf. In exchange, the Portfolio receives either cash or securities as collateral against the loaned securities. The Portfolio receives collateral at least equal to 102% of the market value of the loaned securities (105% for foreign equity securities), at each loan’s inception. Collateral representing at least 100% of the market value of the loaned securities must be maintained for the duration of the loan. A liability for cash collateral is reflected on the Statement of Assets and Liabilities, and is categorized as Level 2 within the fair value hierarchy. Cash collateral is generally invested in the State Street Navigator Securities Lending MET Portfolio (the “Navigator Portfolio”), a series of the State Street Navigator Securities Lending Trust that is managed by an affiliate of the custodian. The Navigator Portfolio is a registered money market fund that invests in a variety of high-quality, U.S. dollar-denominated instruments. If the market value of the collateral at the close of trading on a business day is less than 100% of the market value of the loaned securities at the close of trading on that day, the borrower shall be required to deliver, by the close of business on the following business day, an additional amount of collateral, so that the total amount of posted collateral is equal to at least 100% of the market value of all the loaned securities as of such preceding day. A portion of net income (income after the deduction of expenses and fees of the Navigator Portfolio) on the collateral is rebated to the borrower of the securities and the remainder is split between the custodian and the Portfolio. On loans collateralized by U.S. Treasuries, a fee is received from the borrower and is allocated between the Portfolio and the custodian. The risks associated with lending portfolio securities include, but are not limited to, possible delays in receiving additional collateral or in the recovery of the loaned securities, possible loss of rights in the collateral should the borrower fail financially, as well as risk of loss in the value of the collateral or the value of the investments made with the collateral. The lending agent has agreed to indemnify the Portfolio in the case of default of any securities borrower. Income received by the Portfolio in securities lending transactions during the year ended December 31, 2013 is reflected as Securities lending income on the Statement of Operations. Any outstanding loans by the Portfolio at December 31, 2013 are disclosed in the footnotes to the Schedule of Investments.

Repurchase Agreements - The Portfolio may enter into repurchase agreements, under the terms of a Master Repurchase Agreement (“MRA”), with selected commercial banks and broker-dealers, under which the Portfolio acquires securities as collateral and agrees to

MSF-29

Metropolitan Series Fund

BlackRock Bond Income Portfolio

Notes to Financial Statements—December 31, 2013—(Continued)

resell the securities at an agreed upon time and at an agreed-upon price. The Portfolio, through the custodian or a subcustodian, receives delivery of the underlying securities collateralizing any repurchase agreements. The Portfolio requires the custodian to take possession, to have legally segregated in the Federal Reserve Book Entry System, or to have segregated within the custodian’s vault, all securities held as collateral for repurchase agreements. It is the Portfolio’s policy that the market value of the collateral be at least equal to 100% of the repurchase price in the case of a repurchase agreement of one-day duration and at least equal to 102% of the repurchase price in the case of all other repurchase agreements. In the event of default or failure by a party to perform an obligation in connection with any repurchase transaction, the Master Repurchase Agreement gives the non-defaulting party the right to set-off claims and to apply property held by it in connection with any repurchase transaction against obligations owed to it.

At December 31, 2013, the Portfolio had investments in repurchase agreements with a gross value of $4,351,000, which is included as part of investments at value on the Statement of Assets and Liabilities. The value of the related collateral exceeded the value of the repurchase agreements at December 31, 2013.

Reverse Repurchase Agreements - The Portfolio may enter into reverse repurchase agreements with qualified institutions. In a reverse repurchase agreement, the Portfolio transfers securities in exchange for cash to a financial institution or counterparty, concurrently with an agreement by the Portfolio to re-acquire the same securities at an agreed upon price and date. During the reverse repurchase agreement period, the Portfolio continues to receive principal and interest payments on these securities. The Portfolio will establish a segregated account with its custodian in which it will maintain liquid assets equal in value to its obligations in respect of reverse repurchase agreements. Reverse repurchase agreements involve the risk that the market value of the securities transferred by the Portfolio may decline below the agreed-upon reacquisition price of the securities. In the event of default or failure by a party to perform an obligation in connection with any reverse repurchase transaction, the Master Repurchase Agreement entitles the non-defaulting party with a right to set-off claims and apply property held by it in respect of any reverse repurchase transaction against obligations owed to it. Cash received in exchange for securities transferred under reverse repurchase agreements plus accrued interest payments to be made by the Portfolio to counterparties are reflected as liabilities on the Statement of Assets and Liabilities.

For the year ended December 31, 2013, the Portfolio had an outstanding reverse repurchase agreement balance of 79 days. The average amount of borrowings was $124,625,869 and the weighted average interest rate was (0.233%) during the 79 day period.

The following table is a summary of open reverse repurchase agreements by counterparty which are subject to offset under a MRA on a net basis as of December 31, 2013:

Counterparty	Reverse Repurchase Agreements	Collateral Pledged	Net Amount[1]
BNP Paribas S.A	$16,639,175	($16,626,813)	$12,362
Deutsche Bank AG	54,793,750	(54,776,590)	17,160

	$71,432,925	($71,403,403)	$29,522

[1]	Net amount represents the net amount payable to the counterparty in the event of default.

Secured Borrowing Transactions - The Portfolio may enter into transactions consisting of a transfer of a security by the Portfolio to a financial institution or counterparty, with a simultaneous agreement to reacquire the same, or substantially the same security, at an agreed-upon price and future settlement date. Such transactions are treated as secured borrowings, and not as purchases and sales. The Portfolio receives cash from the transfer of the security to use for other investment purposes. During the year ended December 31, 2013, the Portfolio entered into secured borrowing transactions involving U.S. Treasury. During the term of the borrowing, the Portfolio is not entitled to receive principal and interest payments, if any, made on the security transferred to the counterparty during the term of the agreement. The difference between the transfer price and the reacquisition price, known as the “price drop”, is included in net investment income with the cost of the secured borrowing transaction being recorded as interest expense over the term of the borrowing. The agreed upon proceeds for securities to be reacquired by the Portfolio are reflected as a liability on the Statement of Assets and Liabilities.

For the year ended December 31, 2013, the Portfolio’s average amount of borrowings was $306,989,765 and the weighted average interest rate was (0.0014%). At December 31, 2013, the Portfolio had no outstanding borrowings. For the year ended December 31, 2013, the Portfolio had an outstanding secured borrowing transaction balance for 205 days.

Mortgage Dollar Rolls - The Portfolio may enter into mortgage “dollar rolls” in which a Portfolio sells to-be-announced (“TBA”) mortgage-backed securities for delivery in the current month and simultaneously contracts to repurchase substantially similar (same type, coupon, and maturity) securities on a specified future date. For the duration of the transaction, or roll period, the Portfolio foregoes principal (including prepayments of principal) and interest paid on the securities sold. Dollar rolls are accounted for as purchase and sale transactions; gain or loss is recognized at the commencement of the term of the dollar roll and each time the mortgage-backed security is rolled.

MSF-30

Metropolitan Series Fund

BlackRock Bond Income Portfolio

Notes to Financial Statements—December 31, 2013—(Continued)

Treasury and mortgage dollar roll transactions involve the risk that the market value of the securities that the Portfolio is required to repurchase or reacquire may be less than the agreed-upon repurchase price of those securities and that the investment performance of securities purchased with proceeds from these transactions does not exceed the income, capital appreciation, and gain or loss that would have been realized on the securities transferred or sold, as applicable, as part of the treasury or mortgage dollar roll.

Mortgage Related and Other Asset-Backed Securities - The Portfolio may invest in mortgage-related or other asset-backed securities. These securities may include mortgage pass-through securities, collateralized mortgage obligations (“CMOs”), commercial mortgage-backed securities, CMO residuals, stripped mortgage backed securities (“SMBS”), and other securities that directly or indirectly represent a participation in, or are secured by or payable from, mortgage loans on real property or other receivables. The value of some mortgage- or asset-backed securities may be particularly sensitive to changes in prevailing interest rates. Early repayment of principal on some mortgage-related securities may expose the Portfolio to a lower rate of return upon reinvestment of principal. The value of these securities may fluctuate in response to the market’s perception of the creditworthiness of the issuers. Additionally, although mortgages and mortgage-related securities are generally supported by some form of government or private guarantee and/or insurance, there is no assurance that private guarantors or insurers will meet their obligations.

In one type of SMBS, one class receives all of the interest from the mortgage assets (the interest-only or “IO” class), while the other class will receive all of the principal (the principal-only or “PO” class). Because principal will not be received at the maturity of an IO, adjustments are made to the book value of the security until maturity. These adjustments are netted against payments received for the IOs and the net amount is included in interest income on the Statement of Operations of the Portfolio. Payments received for POs are treated as reductions to the cost and par value of the securities. Details of mortgage related and other asset-backed securities held by the Portfolio are included in the Portfolio’s Schedule of Investments.

The Portfolio may invest a significant portion of its assets in securities of issuers that hold mortgage and asset-backed securities and direct investments in securities backed by commercial and residential mortgage loans and other financial assets. The value and related income of these securities are sensitive to changes in economic conditions, including delinquencies and/or defaults, and may be negatively impacted by increased volatility of market prices and periods of illiquidity.

TBA Purchase & Forward Sale Commitments - The Portfolio may enter into TBA commitments to purchase or sell securities for a fixed price at a future date. TBA commitments are considered securities in themselves, and involve a risk of loss if the value of the security to be purchased or sold declines or increases prior to settlement date, which is in addition to the risk of decline in the value of the Portfolio’s other assets. TBA forward sales commitments are valued at the current market value of the underlying securities, according to the procedures described under “Investment Valuation and Fair Value Measurements”.

When-Issued and Delayed-Delivery Securities - The Portfolio may purchase securities on a when-issued or delayed-delivery basis. Settlement of such transactions normally occurs within a month or more after the purchase commitment is made. The Portfolio may purchase securities under such conditions only with the intention of actually acquiring them, but may enter into a separate agreement to sell the securities before the settlement date. Since the value of securities purchased may fluctuate prior to settlement, the Portfolio may be required to pay more at settlement than the security is worth. In addition, the purchaser is not entitled to any of the interest earned prior to settlement.

Upon making a commitment to purchase a security on a when-issued or delayed-delivery basis, the Portfolio will hold liquid assets in a segregated account with the Portfolio’s custodian, or set aside liquid assets in the Portfolio’s records, worth at least the equivalent of the amount due. The liquid assets will be monitored on a daily basis and adjusted as necessary to maintain the necessary value.

High Yield Debt Securities - The Portfolio may invest in high yield debt securities, or “junk bonds,” which are securities that are rated below “investment grade” or, if not rated, are of equivalent quality. A portfolio with high yield debt securities generally will be exposed to greater market risk and credit risk than a portfolio that invests only in investment grade debt securities because issuers of high yield debt securities are generally less secure financially, are more likely to default on their obligations, and their securities are more sensitive to interest rate changes and downturns in the economy. In addition, the secondary market for lower-rated debt securities may not be as liquid as that for more highly rated debt securities. As a result, the Portfolio’s Subadviser may find it more difficult to value lower-rated debt securities or sell them and may have to sell them at prices significantly lower than the values assigned to them by the Portfolio.

3. Investments in Derivative Instruments

Forward Foreign Currency Exchange Contracts - The Portfolio may enter into forward foreign currency exchange contracts to obtain investment exposure, enhance return or hedge or protect its portfolio holdings against the risk of future movements in certain foreign currency exchange rates. When entering into these contracts, the Portfolio agrees to receive or deliver a fixed quantity of foreign currency for an agreed-upon price on an agreed-upon future date. These contracts are valued daily and the Portfolio’s net equity therein, representing unrealized gain or loss on the contracts as measured by the difference between the forward foreign exchange rates at the dates of entry into the contracts and the forward foreign exchange rates at the valuation date, is included in the Statement

MSF-31

Metropolitan Series Fund

BlackRock Bond Income Portfolio

Notes to Financial Statements—December 31, 2013—(Continued)

of Assets and Liabilities. When a contract is closed, the Portfolio recognizes a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

Realized and unrealized gains and losses on forward foreign currency exchange contracts are included in the Statement of Operations. These contracts involve market and/or credit risk in excess of the amount recognized in the Statement of Assets and Liabilities. The use of forward foreign currency exchange contracts does not eliminate fluctuations in the underlying prices of the securities of the Portfolio, but it does establish a rate of exchange that can be achieved in the future. Although forward foreign currency exchange contracts may limit the risk of loss due to a decline in the value of the currency holdings, they also limit any potential gain that might result should the value of the currency increase. In addition, the Portfolio could be exposed to losses if the counterparties to the contracts are unable to meet the terms of the contracts. The Portfolio’s maximum potential loss from such contracts is the aggregate face value in U.S. dollars at the time the contract was opened.

Futures Contracts - The Portfolio may buy and sell futures contracts as a hedge, to maintain investment exposure to a target asset class or to enhance return. The Portfolio may be subject to fluctuations in equity prices, interest rates, commodity prices, and foreign currency exchange rates in the normal course of pursuing its investment objective. Futures contracts are standardized agreements to buy or sell a security, or deliver a final cash settlement price in connection with an index, interest rate, currency, or other asset. The Portfolio must deposit an amount (“initial margin”) equal to a certain percentage of the face value of the futures contract. The initial margin may be in the form of cash or securities, which is returned when the Portfolio’s obligations under the contract have been satisfied. If cash is deposited as the initial margin, it is shown as cash collateral on the Statement of Assets and Liabilities. Futures contracts are marked-to-market daily, and subsequent payments (“variation margin”) are made or received by the Portfolio depending on whether unrealized gains or losses are incurred. These amounts are reflected as receivables or payables on the Statement of Assets and Liabilities and as a component of net change in unrealized appreciation/depreciation on the Statement of Operations. When the contract is closed or expires, the Portfolio records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. Risks of entering into futures contracts (and related options) include the possibility that the market for these instruments may be illiquid and that a change in the value of the contract or option may not correlate perfectly with changes in the value of the underlying instrument. Futures contracts are exchange-traded and the exchange’s clearinghouse, as counterparty to all exchange-traded futures, guarantees the futures contracts against default. For over-the-counter futures the Portfolio’s ability to terminate the positions may be more limited than in the case of exchange-traded positions and may also involve the risk that securities dealers participating in such transactions would fail to meet their obligations to the Portfolio.

Options Contracts - An option contract purchased by the Portfolio gives the Portfolio the right, but not the obligation, to buy (call) or sell (put) an underlying instrument at a fixed exercise price during a specified period. Call options written by the Portfolio give the holder the right to buy the underlying instrument from the Portfolio at a fixed exercise price; put options written by the Portfolio give the holder the right to sell the underlying instrument to the Portfolio at a fixed exercise price.

The Portfolio may use options to hedge against changes in values of securities the Portfolio owns or expects to purchase, to maintain exposure to the broad equity markets or to enhance return. Writing puts or buying calls tends to increase the Portfolio’s exposure to the underlying instrument and writing calls or buying puts tends to decrease the Portfolio’s exposure to the underlying instrument, and can be used to hedge other Portfolio investments. For options used to hedge the Portfolio’s investments, the potential risk to the Portfolio is that the change in value of options contracts may not correspond perfectly to the change in value of the hedged instruments. The Portfolio also bears the risk of an unfavorable change in the value of the underlying instrument or the risk that the Portfolio may not be able to enter into a closing transaction due to an illiquid market. The Portfolio’s maximum risk of loss from counterparty credit risk, as opposed to investment and other types of risk, in respect of purchased options is typically the premium initially paid for the option plus any unrealized gains.

The main risk associated with purchasing an option is that the option expires without being exercised. In this case, the option is worthless when it expires and the premium paid for the option is considered a realized loss. The risk associated with writing a call option is that the Portfolio may forgo the opportunity for a profit if the market value of the underlying instrument increases and the option is exercised, requiring the Portfolio to sell the underlying instrument at a price below its market value. When the Portfolio writes a call option on a security it does not own, its exposure on such an option is theoretically unlimited. The risk in writing a put option is that the Portfolio may incur a loss if the market value of the underlying instrument decreases and the option is exercised, requiring the Portfolio to purchase the underlying instrument at a price above its market value. In addition, the Portfolio risks not being able to enter into a closing transaction for the written option as the result of an illiquid market for the option.

Purchases of put and call options are recorded as investments, the value of which are marked-to-market daily. When a purchased option expires without being exercised, the Portfolio will realize a loss equal to the premium paid. When the Portfolio enters into a closing sale transaction, the Portfolio will realize a gain or loss depending on whether the sales proceeds from the closing sale transaction are greater or less than the premium initially paid for the option. When the Portfolio exercises a put option, it will realize a gain or loss from the sale of the underlying instrument and the proceeds from such sale will be decreased by the premium originally paid for the put option. When the Portfolio exercises a call option, the cost of the security which the Portfolio purchases upon exercise will be increased by the premium originally paid for the call option.

MSF-32

Metropolitan Series Fund

BlackRock Bond Income Portfolio

Notes to Financial Statements—December 31, 2013—(Continued)

The premium received for a written option is recorded as an asset and an equivalent liability. The liability is subsequently marked to market to reflect the current value of the option written. When a written option expires without being exercised or the Portfolio enters into a closing purchase transaction, the Portfolio realizes a gain (or loss if the cost of the closing purchase transaction exceeds the premium received when the option was sold) without regard to any unrealized gain or loss on the underlying instrument and the liability related to such option is eliminated. When a written call option is exercised, the Portfolio realizes a gain or loss, as adjusted for the premium received, from the sale of the underlying instrument. When a written put option is exercised, the premium received is offset against the amount paid for the purchase of the underlying instrument.

The purpose of inflation-capped options is to protect the buyer from inflation, above a specified rate, eroding the value of investments in inflation-linked products with a given notional exposure. Inflation-capped options are used to give downside protection to investments in inflation-linked products by establishing a floor on the value of such products.

Written Options

The Portfolio transactions in written options during the year December 31, 2013:

Call Options	Local Notional Amount	Number of Contracts	Premium Received
Options outstanding December 31, 2012	247,810,000	—	$4,286,245
Options written	627,126,000	4,571	20,816,007
Options bought back	0	(4,571)	(1,942,786)
Options expired	(855,216,000)	—	(23,081,079)

Options outstanding December 31, 2013	19,720,000	—	$78,387

Put Options	Local Notional Amount	Number of Contracts	Premium Received
Options outstanding December 31, 2012	33,500,000	—	$622,653
Options written	10,890,190,000	12,692	12,784,635
Options bought back	(33,500,000)	(10,791)	(4,108,231)
Options expired	(498,685,000)	—	(8,433,172)

Options outstanding December 31, 2013	10,391,505,000	1,901	$865,885

Swap Agreements - The Portfolio may enter into swap agreements in which the Portfolio and a counterparty agree to either make periodic net payments on a specified notional amount or net payment upon termination. Swap agreements are either privately negotiated in the over-the-counter market (“OTC swaps”) or executed in a multilateral or other trade facility platform, such as a registered commodities exchange (“centrally-cleared swaps”). The Portfolio may enter into swap agreements for the purposes of managing exposure to interest rate, credit or market risk, or for other purposes. In connection with these agreements, securities or cash may be paid or received, as applicable, by the Portfolio as collateral or margin in accordance with the terms of the respective swap agreements to provide assets of value and recourse in the event of default or bankruptcy/insolvency. Securities posted by the Portfolio as collateral for swap contracts are identified in the Schedule of Investments and restricted cash, if any, is reflected on the Statement of Assets and Liabilities.

Centrally-Cleared Swaps: Certain clearinghouses currently offer clearing for limited types of derivatives transactions, principally credit derivatives. In a cleared derivative transaction, a Portfolio typically enters into the transaction with a financial institution counterparty, and performance of the transaction is effectively guaranteed by a central clearinghouse, thereby reducing or eliminating the Portfolio’s exposure to the credit risk of the original counterparty. The Portfolio typically will be required to post specified levels of margin with the clearinghouse or at the instruction of the clearinghouse; the margin required by a clearinghouse may be greater than the margin the Portfolio would be required to post in an uncleared derivative transaction. Only a limited number of derivative transactions are currently eligible for clearing.

Swap agreements are marked-to-market daily. The fair value of an OTC swap is reflected on the Statement of Assets and Liabilities. The changes in value, if any, are reflected as a component of net change in unrealized appreciation/depreciation on the Statement of Operations. Daily changes in valuation of centrally cleared swaps, if any, are recorded as a receivable or payable for variation margin on the Statement of Assets and Liabilities and as a component of unrealized appreciation/depreciation on the Statement of Operations. Upfront payments paid or received upon entering into the swap agreement compensate for differences between the stated terms of the swap agreement and prevailing market conditions (such as credit spreads, currency exchange rates, interest rates, and other relevant factors). Upon termination or maturity of the swap, upfront premiums are recorded as realized gains or losses on the Statement of Operations. A liquidation payment received or made at the termination of the swap is recorded as realized gain or loss on the Statement of Operations. Net periodic payments received or paid by the Portfolio are included as part of realized gains or losses on the Statement of Operations.

MSF-33

Metropolitan Series Fund

BlackRock Bond Income Portfolio

Notes to Financial Statements—December 31, 2013—(Continued)

Swap transactions involve, to varying degrees, elements of interest rate, credit, and market risk in excess of the amounts recognized in the Statement of Assets and Liabilities. Such risks involve the possibility that there will be no liquid market for these agreements, that the counterparty to the agreements may default on its obligation to perform, or that there may be unfavorable changes in market conditions or interest rates. In addition, entering into swap agreements involves documentation risk resulting from the possibility that the parties to a swap agreement may disagree as to the meaning of contractual terms in the agreement. The Portfolio may enter into swap transactions with counterparties in accordance with guidelines established by the Board. These guidelines provide for a minimum credit rating for each counterparty and various credit enhancement techniques (for example, collateralization of amounts due from counterparties) to limit exposure to counterparties that have lower credit ratings. A Portfolio’s maximum risk of loss from counterparty credit risk is the discounted value of the net cash flows to be received from the counterparty over the contract’s remaining life, to the extent that amount is positive, or the fair value of the contract. The risk may be mitigated by having a master netting arrangement between the Portfolio and the counterparty and by the posting of collateral by the counterparty to cover the Portfolio’s exposure to the counterparty. Counterparty risk related to centrally-cleared swaps is mitigated due to the protection against defaults provided by the exchange on which these contracts trade.

Credit Default Swaps: The Portfolio is subject to credit risk in the normal course of pursuing its investment objectives. The Portfolio may enter into credit default swaps to manage its exposure to the market or certain sectors of the market, to reduce its risk exposure to defaults of corporate and/or sovereign issuers, or to create exposure to corporate and/or sovereign issuers to which they are not otherwise exposed. Credit default swaps involve one party making a stream of payments (referred to as the buyer of protection) to another party (the seller of protection) in exchange for the right to receive a specified return if a credit event occurs for the referenced entity, obligation or index. A credit event is defined under the terms of each swap agreement and may include, but is not limited to, underlying entity default, bankruptcy, write-down, principal shortfall or interest shortfall. As the seller of protection, if an underlying credit event occurs, the Portfolio will either pay the buyer an amount equal to the notional amount of the swap and take delivery of the referenced obligation (or underlying securities comprising the referenced index), or pay a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation (or underlying securities comprising the referenced index). In return, the Portfolio would receive from the counterparty an upfront or periodic stream of payments throughout the life of the credit default swap agreement provided that no credit event has occurred. As the seller of protection, the Portfolio would effectively add leverage to its portfolio because, in addition to its total net assets, the Portfolio would be subject to investment exposure on the notional amount of the credit default swap.

The Portfolio may also purchase credit default swap contracts in order to hedge against the risk of default of debt securities held in its portfolio. This would involve the risk that the investment may be worthless when it expires and would only generate income in the event of an actual default by the issuer of the underlying obligation (as opposed to a credit downgrade or other indication of financial instability). It would also involve credit risk, whereby the seller may fail to satisfy its payment obligations to the Portfolio in the event of a default. As the buyer of protection, if an underlying credit event occurs, the Portfolio will either receive from the seller of protection an amount equal to the notional amount of the swap and deliver the referenced obligation (or underlying securities comprising the referenced index), or receive a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation (or underlying securities comprising the referenced index). If no credit event occurs and the Portfolio is a buyer of protection, the Portfolio will typically recover nothing under the credit default swap agreement, but it will have had to pay the required upfront payment or stream of continuing payments under the credit default swap agreement. Recovery values are at times established through the credit event auction process in which market participants are ensured that a transparent price has been set for the defaulted obligation.

Credit default swap agreements on credit indices involve one party making a stream of payments to another party in exchange for the right to receive a specified return in the event of a write-down, principal shortfall, interest shortfall or default of all or part of the referenced entities comprising the credit index. A credit index is a basket of credit instruments or exposures designed to be representative of some part of the credit market as a whole. An index credit default swap references all the names in the index, and if there is a credit event involving an entity in the index, the credit event is settled based on that entity’s weight in the index. A Portfolio may use credit default swaps on credit indices as a hedge for credit default swaps or bonds held in the portfolio, which is less expensive than it would be to buy many individual credit default swaps to achieve similar effect. Credit default swaps on indices are benchmarks for protecting investors owning bonds against default, and may be used to speculate on changes in credit quality.

Implied credit spreads, represented in absolute terms, utilized in determining the market value of credit default swap agreements on a credit index or corporate or sovereign issuer, serve as some indication of the status of the payment/performance risk and the likelihood or risk of default for the credit derivative. The implied credit spread of a particular referenced entity or index also reflects the cost of buying/selling protection and may reflect upfront payments required to be made to enter into the agreement. Wider credit spreads generally represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the particular swap agreement. When no implied credit spread is available for a credit default swap, the current unrealized appreciation/depreciation on the position may be used as an indicator of the current status of the payment/performance risk.

MSF-34

Metropolitan Series Fund

BlackRock Bond Income Portfolio

Notes to Financial Statements—December 31, 2013—(Continued)

The maximum potential amount of future payments (undiscounted) that the Portfolio as a seller of protection could be required to make under a credit default swap agreement would be an amount equal to the notional amount of the agreement. Notional amounts of all credit default swap agreements outstanding as of December 31, 2013, for which the Portfolio is the seller of protection, are disclosed in the Schedule of Investments. These potential amounts would be partially offset by any recovery values of the respective referenced obligations, upfront payments received upon entering into the agreement or net amounts received from the settlement of buy protection credit default swap agreements entered into by the Portfolio for the same referenced entity or entities.

Interest Rate Swaps: The Portfolio may enter into interest rate swaps to manage its exposure to interest rates or to protect against currency fluctuations, to adjust the interest rate sensitivity (duration), to preserve a return or spread on a particular investment, or otherwise as a substitute for a direct investment in debt securities. The Portfolio is subject to interest rate risk exposure in the normal course of pursuing its investment objectives. Because the Portfolio holds fixed rate bonds, the value of these bonds may decrease if interest rates rise. To help hedge against this risk and to maintain its ability to generate income at prevailing market rates, the Portfolio may enter into interest rate swap agreements. Interest rate swaps are agreements in which one party pays a stream of interest payments, either fixed or floating rate, for another party’s stream of interest payments, either fixed or floating, on the same notional amount for a specified period of time. Other forms of interest rate swap agreements may include: (1) interest rate caps, under which, in return for a premium, one party agrees to make payments to the other to the extent that interest rates exceed a specified rate, or “cap”; (2) interest rate floors, under which, in return for a premium, one party agrees to make payments to the other to the extent that interest rates fall below a specified rate, or “floor”; and (3) interest rate collars, under which a party sells a cap and purchases a floor or vice versa in an attempt to protect itself against interest rate movements exceeding given minimum or maximum levels. The Portfolio’s maximum risk of loss from counterparty credit risk, as opposed to investment and other types of risk, in respect of interest rate swaps is typically the discounted net value of the cash flows to be received from the counterparty over the contract’s remaining life, to the extent that amount is positive.

At December 31, 2013, the Portfolio had the following derivatives, categorized by risk exposure:

	Asset Derivatives		Liability Derivatives
Risk Exposure	Statement of Assets & Liabilities Location	Fair Value	Statement of Assets & Liabilities Location	Fair Value
Interest Rate	Investments at market value (a)(d)	$2,316,382	OTC swap contracts at market value (b)	$273,472
	OTC swap contracts at market value (b)	1,638,582	Unrealized depreciation on futures contracts* (c)	3,638,729
	Unrealized appreciation on centrally cleared swap contracts (c)**	484,275	Written options at value (e)	553,640
	Unrealized appreciation on futures contracts* (c)	4,900,417	Unrealized depreciation on centrally cleared swap contracts (c)**	715,077
Credit	OTC swap contracts at market value (b)	1,835,276	OTC swap contracts at market value (b)	335,894
Foreign Exchange	Investments at market value (a)	1,745,013	Unrealized depreciation on forward foreign currency exchange contracts	1,595,081
	Unrealized appreciation on forward foreign currency exchange contracts	659,693	Written options at value	627,735

Total		$13,579,638		$7,739,628

*	Includes cumulative appreciation/depreciation of futures contracts as reported in the Schedule of Investments. Only the current day’s variation margin is reported within the Statement of Assets and Liabilities.
**	Represents the unrealized appreciation/depreciation of centrally cleared swap contracts as reported in the Schedule of Investments. Only the variation margin is reported within the Statement of Assets and Liabilities.
(a)	Includes purchased options which are part of investments as shown in the Statement of Assets and Liabilities and net realized gain (loss) on investments and net change in unrealized appreciation (depreciation) on investments as shown in the Statement of Operations.
(b)	Excludes interest receivable on swap contracts of $113,353 and interest payable on swap contracts of $71,475.
(c)	Financial instrument not subject to a master netting agreement.
(d)	Includes an exchange traded purchased option with a value of $1,283,175 that is not subject to a master netting agreement.
(e)	Includes an exchange traded written option with a value of $308,912 that is not subject to a master netting agreement.

The Portfolio is required to disclose the impact of offsetting assets and liabilities represented in the Statement of Assets and Liabilities to enable users of the financial statements to evaluate the effect or potential effect of netting arrangements on its financial position for recognized assets and liabilities.

MSF-35

Metropolitan Series Fund

BlackRock Bond Income Portfolio

Notes to Financial Statements—December 31, 2013—(Continued)

The following table presents the Portfolio’s derivative assets by counterparty net of amounts available for offset under a master netting agreement (“MNA”), or similar agreement, and net of the related collateral received by the Portfolio as of December 31, 2013.

Counterparty	Derivative Assets subject to a MNA by Counterparty	Financial Instruments available for offset	Collateral Received†	Net Amount*
Bank of America N.A.	$722,993	$(129,297)	$(200,000)	$393,696
Barclays Bank plc	2,410,164	(1,464,923)	(649,270)	295,971
BNP Paribas S.A.	66,643	(27,767)	—	38,876
Citibank N.A.	61,897	(61,897)	—	—
Credit Suisse International	35,104	(11,495)	—	23,609
Deutsche Bank AG	1,873,285	(823,287)	—	1,049,998
JPMorgan Chase Bank N.A.	1,493,615	—	(1,160,000)	333,615
Morgan Stanley Capital Services	187,751	(187,751)	—	—
Westpac Banking Corp.	60,319	—	—	60,319

	$6,911,771	$(2,706,417)	$(2,009,270)	$2,196,084

The following table presents the Portfolio’s derivative liabilities by counterparty net of amounts available for offset under a master netting agreement, or similar agreement, and net of the related collateral pledged by the Portfolio as of December 31, 2013.

Counterparty	Derivative Liabilities subject to a MNA by Counterparty	Financial Instruments available for offset	Collateral Pledged†	Net Amount**
Bank of America N.A.	$129,297	$(129,297)	$—	$—
Barclays Bank plc	1,464,923	(1,464,923)	—	—
BNP Paribas S.A.	27,767	(27,767)	—	—
Citibank N.A.	68,347	(61,897)	—	6,450
Credit Suisse International	11,495	(11,495)	—	—
Deutsche Bank AG	823,287	(823,287)	—	—
Morgan Stanley Capital Services	422,718	(187,751)	(234,967)	—
Royal Bank of Canada	60,361	—	—	60,361
UBS AG	68,715	—	—	68,715

	$3,076,910	$(2,706,417)	$(234,967)	$135,526

*	Net amount represents the net amount receivable from the counterparty in the event of default.
**	Net amount represents the net amount payable due to the counterparty in the event of default.
†	In some instances, the actual collateral received and/or pledged may be more than the amount shown here due to overcollateralization.

Transactions in derivative instruments during the year ended December 31, 2013 were as follows:

Statement of Operations Location—Net Realized Gain (Loss)	Interest Rate	Credit	Foreign Exchange	Total
Investments (a)	$3,363,262	$—	$(18,118,795)	$(14,755,533)
Forward foreign currency transactions	—	—	870,421	870,421
Futures contracts	7,771,466	—	—	7,771,466
Swap contracts	35,776,598	9,581,357	—	45,357,955
Written options	(1,927,954)	—	31,514,252	29,586,298

	$44,983,372	$9,581,357	$14,265,878	$68,830,607

Statement of Operations Location—Net Change in Unrealized Appreciation (Depreciation)	Interest Rate	Credit	Foreign Exchange	Total
Investments (a)	$570,110	$—	$(6,590,653)	$(6,020,543)
Forward foreign currency transactions	—	—	(1,423,026)	(1,423,026)
Futures contracts	(2,826,675)	—	—	(2,826,675)
Swap contracts	1,863,685	(5,699,010)	—	(3,835,325)
Written options	(356,009)	—	3,962,602	3,606,593

	$(748,889)	$(5,699,010)	$(4,051,077)	$(10,498,976)

MSF-36

Metropolitan Series Fund

BlackRock Bond Income Portfolio

Notes to Financial Statements—December 31, 2013—(Continued)

For the year ended December 31, 2013, the average amount or number per contract outstanding for each derivative type was as follows:

Derivative Description	Average Notional Par or Face Amount‡
Investments (a)	$566,113,339
Forward foreign currency transactions	585,898,907
Futures contracts long	980,473,104
Futures contracts short	(514,417,712)
Swap contracts	906,588,736
Written options	(336,178,348)

‡	Averages are based on activity levels during 2013.
(a)	Includes purchased options which are part of investments as shown in the Statement of Assets and Liabilities and net realized gain (loss) on investments and net change in unrealized appreciation (depreciation) on investments as shown in the Statement of Operations.

4. Certain Risks

Market Risk: In the normal course of business, the Portfolio invests in securities and enters into transactions where risks exist due to fluctuations in the market (market risk) or failure of the other party to a transaction to perform (credit and counterparty risk). The value of securities held by the Portfolio may decline in response to certain events, including those directly involving the companies whose securities are owned by the Portfolio; conditions affecting the general economy; overall market changes; local, regional or global political, social or economic instability; currency, interest rate, and price fluctuations.

Credit and Counterparty Risk: The Portfolio may be exposed to counterparty risk, or the risk that an entity with which the Portfolio has unsettled or open transactions may default. The potential loss could exceed the value of the financial assets and liabilities recorded in the financial statements. Financial assets that potentially expose the Portfolio to credit and counterparty risk consist principally of cash due from counterparties and investments. The Portfolio manages counterparty risk by entering into agreements only with counterparties that it believes have the financial resources to honor their obligations and by monitoring the financial stability of those counterparties. The Portfolio’s investment adviser attempts to mitigate counterparty risk by (i) periodically assessing the creditworthiness of its trading partners, (ii) monitoring and/or limiting the amount of its net exposure to each individual counterparty based on its assessment, and (iii) requiring collateral from the counterparty for certain transactions. In order to preserve certain safeguards for non-standard settlement trades, the Portfolio restricts its exposure to credit and counterparty losses by entering into master netting agreements with counterparties (approved brokers) with whom it undertakes a significant volume of transactions. Master Agreements govern the terms of certain transactions, and reduce the counterparty risk associated with relevant transactions by specifying credit protection mechanisms and providing standardization that improves legal certainty. Master Agreements can also help limit counterparty risk by specifying collateral posting arrangements at pre-arranged exposure levels. Collateral requirements may differ by type of derivative or investment, as applicable. Collateral or margin requirements are set by the broker or exchange clearing house for exchange traded derivatives (e.g., futures contracts and exchange traded options) while collateral terms are contract specific for over-the-counter traded derivatives (e.g., forward foreign currency exchange contracts, swap agreements and over-the-counter options).

For derivatives traded under an International Swaps and Derivatives Association, Inc. Master Agreement (“ISDA Master Agreement”) or similar master agreement, the collateral requirements are netted across all transactions traded under such agreement and one amount is posted from one party to the other to collateralize such obligations. The ISDA Master Agreement gives each party to the agreement the right to terminate all transactions traded under such agreement if there is a certain deterioration in the credit quality of the other party. The ISDA Master Agreement gives the Portfolio the right, upon an event of default by the applicable counterparty or a termination of the agreement, to close out all transactions traded under such agreement and to net amounts owed under each transaction to one net amount payable by one party to the other. This right to close out and net payments across all transactions traded under the ISDA Master Agreement could result in a reduction of the Portfolio’s credit risk to such counterparty equal to any amounts payable by the Portfolio under the applicable transactions, if any. However, absent an event of default by the counterparty or a termination of the agreement, the ISDA Master Agreement does not result in an offset of reported amounts of assets and liabilities in the Statement of Assets and Liabilities across transactions between the Portfolio and the applicable counterparty. The enforceability of the right to offset may vary by jurisdiction. Cash collateral that has been pledged to cover obligations of the Portfolio under derivative contracts, if any, will be reported separately in the Statement of Assets and Liabilities. Securities pledged as collateral, if any, for the same purpose are noted in the Schedule of Investments.

Repurchase and reverse repurchase agreements are primarily executed under Global Master Repurchase Agreements (“GMRAs”) or Master Repurchase Agreements (“MRAs”), which provide the rights to set-off. Each repurchase and reverse repurchase agreement is initially collateralized at the transaction level. In the event of default, the total market value exposure will be offset against collateral exchanged to date, which would result in a net receivable/(payable) that would be due from/to the counterparty.

MSF-37

Metropolitan Series Fund

BlackRock Bond Income Portfolio

Notes to Financial Statements—December 31, 2013—(Continued)

Master Securities Forward Transaction Agreements (“Master Forward Agreements”) govern the considerations and factors surrounding the settlement of certain forward settling transactions, such as To-Be-Announced securities, delayed-delivery or secured borrowings transactions by and between the Portfolio and select counterparties. The Master Forward Agreements maintain provisions for, among other things, initiation and confirmation, payment and transfer, events of default, termination, and maintenance of collateral.

Customer Account Agreements and related addendums govern cleared derivatives transactions such as futures, options on futures, and cleared OTC derivatives. Cleared derivative transactions require posting of initial margin as determined by each relevant clearing agency which is segregated at a broker account registered with the Commodities Futures Trading Commission (CFTC), or the applicable regulator. In the U.S., counterparty risk is significantly reduced as creditors of the futures broker do not have claim to Portfolio assets in the segregated account. Additionally, portability of exposure in the event of default further reduces risk to the Portfolio. Variation margin, or changes in market value, are exchanged daily, but may not be netted between futures and cleared OTC derivatives.

Foreign Investment Risk: The investments by the Portfolio in foreign securities may involve risks not present in domestic investments. Because securities may be denominated in foreign currencies, may require settlement in foreign currencies and may pay interest or dividends in foreign currencies, changes in the relationship of these foreign currencies to the U.S. dollar can significantly affect the value of the investments and earnings of the Portfolio. Foreign investments may also subject the Portfolio to foreign government exchange restrictions, expropriation, taxation or other political, social or economic developments, all of which could affect the market and/or credit risk of the investments. In addition to the risks described above, risks may arise from forward foreign currency contracts with respect to the potential inability of counterparties to meet the terms of their contracts.

Additional risks associated with each type of investment are described above within the respective security type notes. The Portfolio’s prospectus includes a discussion of the principal risks of investing in the Portfolio.

5. Investment Transactions

Aggregate cost of purchases and proceeds of sales of investment securities, including mortgage dollar roll and TBA transactions but excluding short-term securities, for the year ended December 31, 2013 were as follows:

Purchases		Sales
U.S. Government	Non U.S. Government	U.S. Government	Non U.S. Government
$31,796,471,458	$2,223,357,094	$32,427,502,983	$2,076,724,373

Purchases and sales of mortgage dollar rolls and TBA transactions for the year ended December 31, 2013 were as follows:

Purchases	Sales
$23,253,080,130	$23,535,040,479

6. Investment Management Fees and Other Transactions with Affiliates

Investment Management Agreement - MetLife Advisers is the investment adviser to the Portfolio. The Trust has entered into an investment management agreement with MetLife Advisers with respect to the Portfolio. For providing investment management services to the Portfolio, MetLife Advisers receives monthly compensation at the annual rates:

Management Fees earned by MetLife Advisers for the year ended December 31, 2013	% per annum	Average Daily Net Assets
$12,607,700	0.400%	Of the first $1 billion
	0.350%	Of the next $1 billion
	0.300%	Of the next $1 billion
	0.250%	On amounts in excess of $3 billion

Certain officers and trustees of the Trust may also be officers of MetLife Advisers; however, such officers and trustees receive no compensation from the Trust.

MetLife Advisers has entered into an investment subadvisory agreement with respect to the Portfolio. BlackRock Advisors, LLC is compensated by MetLife Advisers to provide subadvisory services for the Portfolio.

MSF-38

Metropolitan Series Fund

BlackRock Bond Income Portfolio

Notes to Financial Statements—December 31, 2013—(Continued)

Management Fee Waivers - Pursuant to an expense agreement, MetLife Advisers has agreed, for the period April 29, 2013 through April 27, 2014, to reduce its advisory fees set out above under “Investment Management Agreement” for each class of the Portfolio as follows:

% per annum	Average Daily Net Assets
0.030%	Of the first $1 billion
0.025%	Of the next $1 billion

Any reductions in total advisory fees paid by the Portfolio due to these waivers may be reduced or eliminated by changes in the advisory fee structure at higher asset levels. MetLife Advisers will receive advisory fees equal to 0.325% of the Portfolio’s average daily net assets for amounts over $2 billion but less than $3 billion (0.025% over the contractual advisory fee rate) and 0.325% for amounts over $3 billion but less than $3.4 billion (0.075% over the contractual advisory fee rate). As a result, the dollar amount of the waiver will be reduced as assets grow beyond $2 billion up to $3.4 billion, but the advisory fee net of waivers will never exceed the contractual dollar amount that would otherwise be payable under the advisory fee.

An identical expense agreement was in place for the period April 30, 2012 through April 28, 2013.

Transfer Agency Agreement - MetLife serves as the transfer agent for the Trust. MetLife receives no fees for its services to the Trust under the transfer agency agreement.

Distribution and Service Fees - The Trust has a distribution agreement with MetLife Investors Distribution Company (“MIDC” or the “Distributor”) in which MIDC serves as the distributor for the Portfolio’s Class A, B and E Shares. MIDC is a wholly-owned subsidiary of MetLife Investors Group, Inc., an affiliate of the Adviser. The Trust has also adopted a Distribution and Service Plan under Rule 12b-1 of the 1940 Act for the Portfolio’s Class B and E Shares. Under the Distribution and Service Plan, the Class B and E Shares of the Portfolio pay a fee to compensate the Insurance Companies (or their affiliates) and other broker-dealers and financial intermediaries involved in the offer and sale of Portfolio shares for promoting or selling and servicing the Class B and E Shares. The fees under the Distribution and Service Plan for each class of the Portfolio’s shares are calculated as a percentage of the Portfolio’s average daily net assets that are attributable to that Class. Currently, the fee is 0.25% per year for Class B Shares and 0.15% per year for Class E Shares. Amounts incurred by the Portfolio for the year ended December 31, 2013 are shown as Distribution and service fees in the Statement of Operations.

Deferred Trustee Compensation - Each Trustee who is not currently an employee of the Adviser or any of its affiliates receives compensation from the Trust for his or her service to the Trust. A deferred compensation plan (the “Plan”) is available to the Trustees on a voluntary basis. Deferred amounts remain in the Trust until distributed in accordance with the provisions of the Plan. The value of a participating Trustee’s deferral account is based on theoretical investments of deferred amounts, on the normal payment dates in certain portfolios of the Trust or Met Investors Series Trust, an affiliate of the Trust, as designated by the participating Trustee. Changes in the value of participants’ deferral accounts are reflected as Trustees’ fees and expenses in the Statement of Operations. The portion of the accrued obligations allocated to the Portfolio under the Plan is reflected as Deferred trustees’ fees in the Statement of Assets and Liabilities.

7. Contractual Obligations

Under the Trust’s organizational documents, its officers and Trustees may be indemnified against certain liabilities and expenses arising out of the performance of their duties to the Trust. Additionally, the Trust has a variety of indemnification obligations under contracts with its service providers. The Trust’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Trust that have not yet occurred.

8. Income Tax Information

The tax character of distributions paid for the periods ended December 31, 2013 and 2012 was as follows:

Ordinary Income		Long-Term Capital Gain		Total
2013	2012	2013	2012	2013	2012
$201,565,998	$131,551,453	$30,718,094	$—	$232,284,092	$131,551,453

As of December 31, 2013, the components of distributable earnings (accumulated losses) on a federal income tax basis were as follows:

Undistributed Ordinary Income	Undistributed Long-Term Capital Gain	Net Unrealized Depreciation	Loss Carryforwards	Other Accumulated Capital Losses	Total
$135,054,402	$—	$(36,119,405)	$—	$(31,066,700)	$67,868,297

MSF-39

Metropolitan Series Fund

BlackRock Bond Income Portfolio

Notes to Financial Statements—December 31, 2013—(Continued)

The Portfolio utilizes the provisions of the federal income tax laws that provide for the carryforward of capital losses for prior years, offsetting such losses against any future realized capital gains. Under the Regulated Investment Company Modernization Act of 2010 (the “Act”), net capital losses recognized after December 22, 2010 may be carried forward indefinitely and their character is retained as short-term and/or long-term losses. Previously, net capital losses were carried forward for up to eight years and treated as shortterm losses. As a transition rule, the Act requires that post-enactment net capital losses be used before pre-enactment net capital losses.

As of December 31, 2013, the Portfolio had post-enactment short-term accumulated capital losses of $31,066,700 and no pre-enactment accumulated capital loss carryforwards.

MSF-40

Metropolitan Series Fund

BlackRock Bond Income Portfolio

Report of Independent Registered Public Accounting Firm

To the Shareholders of BlackRock Bond Income Portfolio and the Board of Trustees of Metropolitan Series Fund:

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of BlackRock Bond Income Portfolio, one of the portfolios constituting Metropolitan Series Fund (the “Trust”) as of December 31, 2013, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Trust’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Trust is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Trust’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2013, by correspondence with the custodian and brokers; where replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of BlackRock Bond Income Portfolio of Metropolitan Series Fund, as of December 31, 2013, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

Deloitte & Touche LLP

Boston, Massachusetts

February 27, 2014

MSF-41

Metropolitan Series Fund

Trustees and Officers of Metropolitan Series Fund

The Trustees and executive officers of the Trust, their ages and their principal occupations during the past five years are set forth below. Unless otherwise indicated, the business address of each is One Financial Center, Boston, MA 02111. Each Trustee who is deemed an “interested person,” as such term is defined in the 1940 Act, is indicated by an asterisk. Those Trustees who are not “interested persons” as defined in the 1940 Act are referred to as “Independent Trustees.” Additional information about the Trustees is available in the Statement of Additional Information, which is available without charge, upon request, by calling (800) 848-3854.

Trustees of the Trust

Name and Age	Position(s) Held with Registrant	Term of Office and Length of Time Served	Principal Occupation(s) During the Past 5 Years(1)	Number of Portfolios in Fund Complex(2) overseen	Other Directorships Held by Trustee During the Past 5 Years(1)
Interested Trustee
Elizabeth M. Forget* (47)	Trustee, Chairman of the Board, President and Chief Executive Officer	Indefinite; From May 2006 (President and Chief Executive Officer)/ August 2006 (Trustee and Chairman of the Board) to present	Senior Vice President, MetLife Inc.; President, MetLife Advisers, LLC and a predecessor company.	79	Trustee, Met Investors Series Trust (the “MIST Trust”);** various MetLife-affiliated boards.

Independent Trustees
Stephen M. Alderman (54)	Trustee	Indefinite; From April 2012 to present	Shareholder in the law firm of Garfield & Merel, Ltd.	79	Trustee, MIST Trust;** Director, International Truck Leasing Corp.

Robert J. Boulware (57)	Trustee	Indefinite; From April 2012 to present	Managing Director, Pilgrim Funds, LLC (private equity fund).	79	Trustee, MIST Trust;** Trustee, Vertical Capital Income Fund (closed-end fund); Director, Gainsco, Inc. (auto insurance).

Susan C. Gause (61)	Trustee	Indefinite; From April 2012 to present	Private Investor.	79	Trustee, MIST Trust;** Trustee, HSBC Funds.

Nancy Hawthorne (62)	Trustee	Indefinite; From May 2003 to present	Chief Executive Officer, Clerestory LLC (corporate advisor).	79	MIST Trust;** Director, THL Credit, Inc.**; Director, Avid Technology, Inc.**

Barbara A. Nugent (57)	Trustee	Indefinite; From January 2014 to present	President, True North Board Governance, LLC (consulting); until 2014, partner in the law firm of Stradley Ronon Stevens & Young, LLP.	79	Trustee, MIST Trust**; Director, Episcopal Healthcare Foundation; until 2014, member, Mutual Fund Directors Forum Advisory Board.

Keith M. Schappert (62)	Trustee	Indefinite; From August 2009 to present	Principal, Schappert Consulting LLC (asset management consulting).	79	Trustee, MIST Trust;** Director, The Commonfund for Nonprofit Organizations; until 2011, Director, Trilogy Global Advisors; Director, Mirae Asset Discovery Funds,** Director, Calamos Investments.

Linda B. Strumpf (66)	Trustee	Indefinite; From May 2000 to present	Chair of the Investment Committee, Leona M. and Harry B. Helmsley Charitable Trust; until 2011, Chief Investment Officer, Leona M. and Harry B. Helmsley Charitable Trust.	79	Since 2012, Trustee, MIST Trust,** Trustee and Member of Investment Committee, The Pennsylvania State University.

Dawn M. Vroegop (47)	Trustee	Indefinite; From May 2009 to present	Private Investor.	79	Trustee, MIST Trust,** Trustee, Driehaus Mutual Funds; Director and Investment Committee Chair, City College of San Francisco Foundation.

MSF-42

Metropolitan Series Fund

Trustees and Officers of Metropolitan Series Fund—(Continued)

Executive Officers of the Trust

Name and Age	Position(s) Held with Registrant	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years(1)
Elizabeth M. Forget (47)	President, Chief Executive Officer, Trustee and Chairman of the Board	From May 2006 (President and Chief Executive Officer)/ August 2006 (Trustee and Chairman of the Board) to present	See principal occupation information in the table above.

Jeffrey L. Bernier (42)	Vice President	From February 2008 to present	Vice President, MetLife, Inc.; Senior Vice President, MetLife Advisers, LLC and a predecessor company.

Peter H. Duffy (58)	Chief Financial Officer and Treasurer	From November 2000 to present	Senior Vice President, MetLife Advisers, LLC; Vice President, MetLife, Inc.

Andrew L. Gangolf (59)	Secretary	From May 2011 to present	Senior Vice President, MetLife Advisers, LLC; Senior Vice President & Assistant General Counsel, AllianceBerstein Investments, Inc.

Jeffrey P. Halperin (46)	Chief Compliance Officer	From November 2005 to present	Vice President, MetLife, Inc.; Chief Compliance Officer, MIST; Chief Compliance Officer, MSF Trust; Chief Compliance Officer, MetLife Advisers, LLC and a predecessor company; Chief Compliance Officer, MetLife Investment Management, LLC (formerly MetLife Investment Advisors Company, LLC).

Alan C. Leland, Jr. (61)	Vice President	From February 2005 to present	Treasurer and Chief Financial Officer, MetLife Advisers, LLC; Vice President, MetLife Group Inc.; Vice President, MetLife, Inc.

*	Ms. Forget is an “interested person” of the Trust because of her positions with MetLife Advisers, LLC and her ownership of securities issued by MetLife, Inc., the ultimate parent company of MetLife Advisers, LLC.
**	Indicates a directorship with a registered investment company or a company subject to the reporting requirements of the Securities Exchange Act of 1934, as amended.
(1)	Previous positions during the past five years with the Trust, MetLife, Inc. or the Adviser are omitted if not materially different.
(2)	The Fund Complex includes 49 Portfolios of the MIST Trust and 30 Portfolios of the Trust.

MSF-43

Metropolitan Series Fund

BlackRock Bond Income Portfolio

Board of Trustees’ Consideration of Advisory and Sub-Advisory Agreements

At an in-person meeting of the Boards of Trustees (the “Board”) of Met Investors Series Trust and Metropolitan Series Fund (“MIST” and “MSF,” respectively, and collectively, the “Trusts”) held on November 19-20, 2013, the Board, including a majority of the Trustees who are not considered to be “interested persons” of the Trusts (the “Independent Trustees”) under the Investment Company Act of 1940, as amended (the “1940 Act”), approved for an annual period the continuation of each Trust’s advisory agreement (the “Advisory Agreement”) with MetLife Advisers, LLC (the “Adviser”) and the applicable sub-advisory agreements (each a “Sub-Advisory Agreement,” and collectively with the Advisory Agreement, the “Agreements”) between the Adviser and the investment sub-advisers (each a “Sub-Adviser,” and collectively, the “Sub-Advisers”) for each of the series of the Trusts, including the BlackRock Bond Income Portfolio (each a “Portfolio,” and collectively, the “Portfolios”).1

In considering the Agreements, the Board reviewed a variety of materials provided by the Adviser and the Sub-Advisers relating to the Portfolios, including comparative performance, fee and expense information for an appropriate peer group of similar mutual funds, performance information for relevant benchmark indices and other information regarding the nature, extent and quality of services provided by the Adviser and the Sub-Advisers under their respective Agreements. The Board also took into account its experience with the Adviser and the Sub-Advisers and information provided to the Board in its meetings throughout the year with respect to the services provided by the Adviser and the Sub-Advisers, including quarterly performance reports prepared by management containing reviews of investment results, and periodic presentations from certain of the Sub-Advisers with respect to the Portfolios they manage. The Independent Trustees also assessed reports provided by the Board’s independent consultant, who reviewed and provided analyses regarding investment performance, fees and expenses, and other information provided by, or at the direction of, the Adviser and the Sub-Advisers, as more fully discussed below.

The Independent Trustees were separately advised by independent legal counsel throughout the process, and met with independent legal counsel in periodic executive sessions. Prior to voting to continue the Agreements at the November meeting, the Independent Trustees also received a memorandum from their independent counsel discussing the legal standards for their consideration of the proposed continuation of the Agreements. The Board also met in person with personnel of the Adviser on September 17, 2013 for the specific purpose of giving preliminary consideration to the proposed continuation of the Agreements and to request additional information they considered reasonably necessary to their deliberations. The Independent Trustees also discussed the proposed continuation of the Agreements in private sessions with their independent legal counsel at which no representatives of management were present.

In considering whether to approve the renewal of the Advisory Agreement with the Adviser and any applicable Sub-Advisory Agreements with respect to a Portfolio, the Board reviewed and analyzed the factors it deemed relevant, including: (1) the nature, extent and quality of the services to be provided to the Portfolios by the Adviser and the Sub-Advisers; (2) the performance of the Portfolios as compared to a peer group and an appropriate index; (3) the Adviser’s and each of the Sub-Adviser’s personnel and operations; (4) the financial condition of the Adviser and of the Sub-Advisers; (5) the level and method of computing each Portfolio’s advisory and sub-advisory fees; (6) the profitability of the Adviser under the Advisory Agreement and of certain of the Sub-Advisers under the Sub-Advisory Agreements; (7) any “fall-out” benefits to the Adviser, the Sub-Advisers and their affiliates (i.e., ancillary benefits realized by the Adviser, the Sub-Advisers or their affiliates from the Adviser’s or Sub-Advisers’ relationship with the Trusts); (8) the anticipated effect of growth in size on Portfolio expenses; (9) fees paid to certain of the Sub-Advisers by comparable institutional and retail accounts; and (10) possible conflicts of interest.

Nature, extent and quality of services. The Board evaluated the nature, extent and quality of the services that the Adviser, and the Sub-Advisers as relevant, have provided to the Portfolios. The Board considered the Adviser’s services as investment manager to the Portfolios, including services relating to the selection and oversight of the Sub-Advisers for the applicable Portfolios. The Board considered, among other things, the Adviser’s oversight of the provision of services to the Portfolios by the Sub-Advisers, including with respect to investment activities and trading practices, and the Sub-Adviser’s compliance with fund policies, objectives and Board directives, compliance policies and procedures and applicable law. The Adviser’s services in coordinating and overseeing the activities of the Trusts’ other service providers were also considered. The Board also evaluated the expertise and performance of the personnel of the Adviser who performed services for the Portfolios throughout the year.

The Board considered information received from the Trust’s Chief Compliance Officer (“CCO”) regarding the Portfolios’ compliance policies and procedures established pursuant to Rule 38a-l under the 1940 Act. The Board also evaluated the CCO’s ongoing reports concerning the CCO’s oversight of the risk assessment processes of the Sub-Advisers.

1 The Pyramis Managed Risk Portfolio recently commenced operations and, therefore, the Agreement with respect to this Portfolio was not up for renewal.

MSF-44

Metropolitan Series Fund

BlackRock Bond Income Portfolio

Board of Trustees’ Consideration of Advisory and Sub-Advisory Agreements—(Continued)

With respect to the services provided by each of the Sub-Advisers, the Board considered, among other things, information provided to the Board by each Sub-Adviser. The Board considered the Sub-Adviser’s current level of staffing and its overall resources, as well as its compensation program. The Board reviewed each Sub-Adviser’s history and investment experience, as well as information regarding the qualifications, background and responsibilities of the Sub-Adviser’s investment and compliance personnel who provide services to the Portfolios. The Board also considered, among other things, the Sub-Adviser’s compliance program and any disciplinary history. The Board also took into account the Sub-Adviser’s risk assessment and monitoring process. The Board noted each Sub-Adviser’s regulatory history, including whether it was currently involved in any regulatory actions or investigations as well as material litigation, and any settlements and amelioratory actions undertaken, as appropriate. The Board also noted that the CCO and his staff conduct regular, periodic compliance reviews with each of the Sub-Advisers and present reports to the Independent Trustees regarding the same, which includes evaluating the regulatory compliance systems of the Sub-Advisers and procedures reasonably designed by them to help assure compliance with the federal securities laws, including issues related to late trading and market timing, best execution, fair value pricing, and proxy voting procedures, among others. The Board also took into account the financial condition of each Sub-Adviser. In its review, the Board also received and took into account information regarding any services and/or payments provided to the Adviser by the Sub-Advisers in connection with marketing activities.

The Board considered each Sub-Adviser’s investment process and philosophy. The Board took into account that each Sub-Adviser’s responsibilities include the development and maintenance of an investment program for the applicable Portfolio which is consistent with the Portfolio’s investment objectives, the selection of investment securities and the placement of orders for the purchase and sale of such securities, as well as the implementation of compliance controls related to performance of these services. The Board also reviewed each Sub-Adviser’s brokerage policies and practices.

Performance. The Board considered the performance of the Portfolios as described in the quarterly reports prepared by management, and as also analyzed in reports prepared by the Independent Trustees’ independent consultant. The Board noted that the Adviser reviews with the Board on a quarterly basis detailed information about the Portfolios’ performance results, portfolio composition and investment strategies. The Board also reviewed and considered a separate report prepared by Lipper Inc. (“Lipper”), an independent third party, which provided a statistical analysis comparing the Portfolios’ investment performance, expenses, and fees to comparable funds underlying variable insurance products (the “Performance Universe”). In addition, the Independent Trustees met separately with a representative of Bobroff Consulting, Inc., an independent consultant (“Bobroff), at a special board meeting in September 2013, to review the separate reports prepared by such consultant (“Bobroff Report”), which analyzed the report prepared by Lipper. The Board also considered each Portfolio’s more recent performance subsequent to the performance period covered by the Lipper reports, and management’s discussion of the same, including the effect of current market conditions on each Portfolio’s more recent performance.

The Board reviewed the Portfolios’ performance records and the Adviser’s and Sub-Advisers’ management styles and long-term performance records with the Portfolios and comparable funds. The Board focused particular attention on Portfolios with less favorable performance records. The Board was mindful of the Adviser’s focus on each Sub-Adviser’s performance and noted that the Adviser has been active in monitoring and responding to any performance issues with respect to the Portfolios. The Board also took into account its discussions with management regarding factors that contributed to the performance of the Portfolios.

Among other data relating specifically to the BlackRock Bond Income Portfolio’s performance, the Board considered that the Portfolio outperformed the median of its Performance Universe and its Lipper Index for the one- and three-year periods ended June 30, 2013 and underperformed the median of its Performance Universe and its Lipper Index for the five-year period ended June 30, 2013. The Board further considered that the Portfolio outperformed its benchmark, the Barclays Capital Aggregate Bond Index, for the one-, three- and five-year periods ended October 31, 2013.

Fees and Expenses. The Board gave consideration to the advisory fees payable under the Advisory Agreement and the sub-advisory fees payable under each of the Sub-Advisory Agreements. In this regard, the Board reviewed the advisory fees payable on a Portfolio-by-Portfolio basis based on information provided by the Adviser. The Independent Trustees, with the assistance of Bobroff, also examined the fees paid by a Portfolio in light of fees paid to other investment managers by comparable funds, as well as considered the fees charged by the Adviser to manage other comparable funds, as applicable. The Lipper report included comparisons of the Adviser’s fee schedule with that of its peers based on an asset-based analysis of relative fee structures according to the size of the Portfolio. In addition, the Board considered the Portfolios’ advisory and sub-advisory fees and total expenses as compared to similarly situated investment companies underlying variable insurance products deemed to be comparable to the Portfolios as determined by Lipper. The Board considered a Portfolio’s ranking within a smaller group of peer funds chosen by Lipper (the “Expense Group”), as well as the Portfolio’s ranking within broader groups of funds (the “Expense Universe” and the “Sub-advised Expense Universe”). The Board

MSF-45

Metropolitan Series Fund

BlackRock Bond Income Portfolio

Board of Trustees’ Consideration of Advisory and Sub-Advisory Agreements—(Continued)

also considered a Portfolio’s contractual sub-advisory fees, as applicable, as compared to the Sub-advised Expense Universe as well as a smaller group of funds (the “Sub-advised Expense Group”). In comparing a Portfolio’s actual and contractual management fee to that of comparable funds, the Board noted that such fee includes both advisory and administrative fees.

The Board noted that the sub-advisory fees for the Portfolios are paid by the Adviser, not the Portfolios, out of the advisory fee. It was further noted that the Adviser negotiates such fees at arm’s length. The Board also considered that the Adviser had entered into expense limitation agreements with certain of the Portfolios, pursuant to which the Adviser has agreed to waive a portion of its advisory fee and/or reimburse certain expenses as a means of limiting a Portfolio’s total annual operating expenses. The Board further considered the amount of sub-advisory fees paid out by the Adviser and the amount of the management fees that it retained in light of the services performed by Sub-Advisers and Adviser, respectively.

With respect to the BlackRock Bond Income Portfolio, the Board considered that the Portfolio’s actual management fee and total expenses (exclusive of 12b-l fees) were below the Expense Group median, the Expense Universe median and Sub-advised Expense Universe median. The Board noted that the Portfolio’s contractual management fees were below the asset-weighted average of the Expense Group at the Portfolio’s current size. The Board also noted that the Portfolio’s contractual sub-advisory fees were below the average of the Sub-advised Expense Group and Sub-advised Expense Universe at the Portfolio’s current size.

Profitability. The Board examined the profitability of the Adviser on a Portfolio-by-Portfolio basis. The Board also considered that the Distributor, MetLife Investors Distribution Company, receives Rule 12b-1 payments to support the distribution of the products. The Board considered the profitability to the Sub-Advisers and their affiliates as a result of their relationships with the Portfolios, and the Board considered the ability of the Adviser to negotiate the Sub-Advisory Agreements and the fees thereunder at arm’s length. The Board also reviewed Portfolio specific data with regard to the profitability of the Portfolios to each Sub-Adviser, as available.

Economies of scale. The Board also considered the effect of the Portfolios’ growth in size on their fees. The Board noted that the fee schedules for most of the Portfolios contain breakpoints that reduce the fee rate above specified asset levels. The Board noted those Portfolios that did not contain breakpoints in the advisory fee and took into account management’s discussion of the same. The Board noted that those Portfolios with advisory fee schedules containing breakpoints generally reflect the inclusion of breakpoints in the sub-advisory fee schedule for such Portfolios. The Board considered the effective fees under the Advisory Agreement for a Portfolio as a percentage of assets at different asset levels and possible economies of scale that may be realized if the assets of the Portfolio grow. Among other data, the Board examined the effect of a Portfolio’s growth in size on various fee schedules and reviewed the Lipper and Bobroff Reports, which compared fees among peers. The Board also generally noted that if a Portfolio’s assets increase over time, the Portfolio may realize other economies of scale if assets increase proportionally more than certain other fixed expenses. In addition, the Board noted that the Adviser had taken a number of steps to date intended to share the benefits of economies of scale with contractholders.

With respect to the BlackRock Bond Income Portfolio, the Board noted that the Portfolio’s advisory fee and sub-advisory fee each contains breakpoints that reduce the advisory fee rate on assets above certain specified asset levels. The Board considered the fact that the Portfolio’s fee levels decline as portfolio assets increase.

Other factors. As part of its evaluation of the Adviser’s compensation, the Board considered other benefits that may be realized by the Adviser and its affiliates from their relationship with the Trusts. Among them, the Board recognized that an affiliate of the Adviser, MetLife Investors Distribution Company, serves as the Distributor for the Trusts, and, as such, receives payments pursuant to Rule 12b-1 from the Portfolios to compensate it for providing shareholder services and selling activities, which could lead to growth in the Trusts’ assets and corresponding benefits from such growth, including economies of scale. The Board also considered that affiliates of the Adviser may benefit from certain indirect tax benefits relating to dividend received deductions and foreign tax credits. In conjunction with these considerations, the Board noted the costs of providing investment management and other services to the Portfolios and the ongoing commitment of the Adviser to the Portfolios.

The Board considered other benefits that may be realized by each Sub-Adviser and its affiliates from their relationship with the Trusts, including the opportunity to provide advisory services to additional portfolios of the Trusts and reputational benefits. In conjunction with these considerations, the Board noted the costs of providing investment advisory services to the Portfolios and the ongoing commitment of the Sub-Advisers to the Portfolios.

The Board considered possible conflicts of interest in the form of material benefits or detriments to the Trusts resulting from the nature of the Trusts’ and the Adviser’s or the Sub-Advisers’ affiliations and the services that are provided to the Trusts, and the manner in which such conflicts were mitigated.

MSF-46

Metropolitan Series Fund

BlackRock Bond Income Portfolio

Board of Trustees’ Consideration of Advisory and Sub-Advisory Agreements—(Continued)

Conclusions. After full consideration of the factors discussed above, the Board, including a majority of the Independent Trustees, approved the Advisory Agreement and the Sub-Advisory Agreement, as applicable, with respect to each Portfolio, unless otherwise noted. In making its approvals, the Board concluded that the nature, extent and quality of services provided by the Adviser and each Sub-Adviser supported the renewal of the Agreements. The Board also concluded that the investment performance of each Fund was such that each Agreement should continue. In addition, the Board concluded that fees paid by a Portfolio to the Adviser and, if applicable, the Sub-Adviser appeared to be acceptable in light of nature, extent and quality of the services provided by the Adviser and Sub-Adviser. Further, the Board concluded that the Adviser’s profitability in providing services under the Advisory Agreements did not appear unreasonably high in light of the nature, extent and quality of the services provided by the Adviser. Finally, the Board concluded that the Advisory and Sub-Advisory fees in some measure share economies of scale with contractholders. In approving the renewal of each of the Agreements, the Board, including the Independent Trustees, did not identify any single factor as controlling, and generally attributed different weights to various factors for the various Portfolios. The Board evaluated all information available to them on a Portfolio-by-Portfolio basis, and their decisions were made separately with respect to each Portfolio.

MSF-47

Metropolitan Series Fund

BlackRock Capital Appreciation Portfolio

Managed by BlackRock Advisors, LLC

Portfolio Manager Commentary*

PERFORMANCE

For the one year period ended December 31, 2013, the Class A, B, and E shares of the BlackRock Capital Appreciation Portfolio returned 34.22%, 33.90%, and 34.04%, respectively. The Portfolio’s benchmark, the Russell 1000 Growth Index1, returned 33.48%.

MARKET ENVIRONMENT / CONDITIONS

U.S. stocks had another impressive year, hitting all-time highs in May, continuing to build on the momentum, and capping off 2013 with strong year-end gains. The broad-market S&P 500 Index posted its strongest annual return since 1995. Market strength was buoyed late in the year by news that Congress was making progress on a budget agreement, as well as a series of better-than-expected economic data that included upward revisions to third-quarter gross domestic product (“GDP”) growth. Accordingly, cyclical sectors led, with notable outperformance coming from Information Technology (“IT”) and Industrials, while defensive sectors lagged. Concern that economic strength and political stability would strengthen the case of the more hawkish voices at the Federal Reserve (the “Fed”) was confirmed by the announcement that starting in January 2014, the Fed’s monthly bond purchases would be “tapered” from $85 to $75 billion.

PORTFOLIO REVIEW / PERIOD END POSITIONING

The Portfolio outperformed the Russell 1000 Growth Index during the 12-month period. An underweight position in Consumer Staples was the primary contributor to relative performance, as the sector lagged the benchmark index for the period. Within the sector, the largest contributor to performance was a lack of exposure to tobacco companies.

Within Telecom, a position in SoftBank Corporation drove the Portfolio’s strong results as the stock advanced more than 38%. Part of this stock’s strong performance was attributable to news of a $1 billion stake being taken in the company by a well-known investor. In addition, there was continued investor appreciation for the value of private Chinese e-commerce giant Alibaba Group (“Alibaba”), in which SoftBank owns a 37% stake. Alibaba appears to be headed for an initial public offering (IPO) in 2014, and BlackRock’s value estimate of its core e-commerce business is not yet priced into SoftBank’s stock. In addition, the Portfolio’s underweight in the sector contributed to results, as Telecom was the weakest-performing sector in the benchmark index over the year.

An overweight to the Consumer Discretionary sector also contributed to performance. Within the sector, media company Viacom and Macau casino operator Melco Crown Entertainment (“Melco Crown”) were the main drivers of outperformance. Viacom shares advanced as the company reported strong earnings, while also doubling its stock repurchase program to $20 billion. The position in Viacom was sold in the fourth quarter. Shares of Melco Crown surged amid expanding growth in the mass market in China, where the company is picking up share. In addition, Amazon.com contributed to the strong performance in the sector, as its stock rose more than 40%.

Stock selection within the IT sector added to performance and provided some of the year’s biggest winners. Not holding poor-performing International Business Machines Corp. (“IBM”) was the leading positive contributor. The structural shift towards new technology architectures is impacting legacy technology vendors such as IBM and the company missed its earnings forecast for the first time since 2005. Yahoo! Inc. was another top contributor in the segment, with shares gaining more than 36% during the year. Similar to SoftBank, Yahoo! benefited from excitement around Alibaba, in which it owns a 24% stake. In addition, Yahoo! was able to raise convertible debt capital at a 0.0% coupon, and company management consequently announced a $5 billion boost to its share buyback program. Finally, a position in data analytics software maker, Splunk, Inc., proved additive as did a significant underweight in Apple, Inc., which declined significantly over the period.

Positioning within the Health Care sector was the largest detractor from performance, with pharmacy benefit manager Catamaran Corp. and drug maker Allergan, Inc., accounting for the majority of the disappointment. Catamaran stock first lost ground in May 2013 following a modest revenue miss and uncertainty over its contract renewal with key customer Cigna (an agreement that was later signed). Shares subsequently rallied, hitting a 52-week high, but declined again in the third quarter amid uncertainty over the impact of some larger employers unexpectedly shifting their employees to private health insurance exchanges. The position in Catamaran was sold in the fourth quarter. Shares of Allergan, Inc., fell in the first half of the reporting period as concerns about a delay in the commercialization of the company’s new eye drug overshadowed an otherwise positive first-quarter earnings report.

In addition, the Energy sector also detracted from performance, as many of the Portfolio’s holdings traded lower due to the decline in commodity prices.

A more than 30% run-up in U.S. stocks for 2013 has naturally given rise to worries about stretched valuations and the sustainability of the bull market rally. Though pockets of overvaluation may exist, we take a longer-term view of the investments we make, in particular focusing on businesses for which the magnitude and/or duration of future growth prospects are underestimated by the market. On that score, we continue to find reasonable valuations for great companies with strong earnings potential, large addressable markets and dominant market positions that we believe can thrive irrespective of macroeconomic ebbs and flows. Best-in-class business models continue to take share globally, and selective opportunities in both the Superior Growth and Durable Growth areas remain. Coupled with the impressive innovation and strong execution by our holdings’ management teams, we remain optimistic about the long-term outlooks for the Portfolio’s holdings.

At period end, the Portfolio maintained a diversified mix of Durable and Superior Growth holdings, supplemented by a small group of Periodic Growth names. The Portfolio’s largest overweight relative to

MSF-1

Metropolitan Series Fund

BlackRock Capital Appreciation Portfolio

Managed by BlackRock Advisors, LLC

Portfolio Manager Commentary*—(Continued)

the Russell 1000 Growth Index remained Consumer Discretionary, while the most notable underweight was Consumer Staples. The Consumer Discretionary overweight reflects our favorable view of companies that continue to take share in the expanding growth of consumer wealth globally, as well as those poised to benefit from the rise in e-commerce.

Lawrence Kemp

Portfolio Manager

BlackRock Advisors, LLC

* This commentary may include statements that constitute “forward-looking statements” under the U.S. securities laws. Forward-looking statements include, among other things, projections, estimates, and information about possible or future results related to the Portfolio, market or regulatory developments. The views expressed above are not guarantees of future performance or economic results and involve certain risks, uncertainties and assumptions that could cause actual outcomes and results to differ materially from the views expressed herein. The views expressed above are subject to change at any time based upon economic, market, or other conditions and the subadvisory firm undertakes no obligation to update the views expressed herein. Any discussions of specific securities should not be considered a recommendation to buy or sell those securities. The views expressed above (including any forward-looking statement) may not be relied upon as investment advice or as an indication of the Portfolio’s trading intent. Information about the Portfolio’s holdings, asset allocation or country diversification is historical and is not an indication of future Portfolio composition, which may vary. Direct investment in any index is not possible. The performance of any index mentioned in this commentary has not been adjusted for ongoing management, distribution and operating expenses, and sales charges applicable to mutual fund investments. In addition, the returns do not reflect additional fees charged by separate accounts or variable insurance contracts that an investor in the Portfolio may pay. If these additional fees were reflected, performance would have been lower.

MSF-2

Metropolitan Series Fund

BlackRock Capital Appreciation Portfolio

A $10,000 INVESTMENT COMPARED TO THE RUSSELL 1000 GROWTH INDEX

AVERAGE ANNUAL RETURNS (%) (FOR THE YEAR ENDED DECEMBER 31, 2013)

	1 Year	5 Year	10 Year
BlackRock Capital Appreciation Portfolio
Class A	34.22	18.03	7.67
Class B	33.90	17.74	7.40
Class E	34.04	17.86	7.51
Russell 1000 Growth Index	33.48	20.39	7.83

1 The Russell 1000 Growth Index is an unmanaged measure of performance of the largest capitalized U.S. companies, within the Russell 1000 companies, that have higher price-to-book ratios and forecasted growth values.

Portfolio performance is calculated including reinvestment of all income and capital gain distributions. Performance numbers are net of all Portfolio expenses but do not include any insurance, sales, separate account or administrative charges of variable annuity or life insurance contracts or any additional expenses that participants may bear relating to the operations of their plans. If these charges were included, the returns would be lower. The performance of any index referenced above has not been adjusted for ongoing management, distribution and operating expenses, and sales charges applicable to mutual fund investments. Direct investment in any index is not possible. The performance of Class A shares, as set forth in the line graph above, will differ from that of other classes because of the difference in expenses paid by policyholders investing in the different share classes.

This information represents past performance and is not indicative of future results. Investment return and principal value may fluctuate so that shares, upon redemption, may be worth more or less than the original cost.

PORTFOLIO COMPOSITION AS OF DECEMBER 31, 2013

Top Holdings

% of Net Assets
Google, Inc.—Class A	4.8
Visa, Inc.—Class A	3.9
SoftBank Corp.	3.8
Amazon.com, Inc.	3.8
Precision Castparts Corp.	3.3
Comcast Corp.—Class A	3.0
Yahoo!, Inc.	2.6
Liberty Global plc—Class A	2.6
Autodesk, Inc.	2.5
Eaton Corp. plc	2.4

Top Sectors

% of Market Value of Total Long-Term Investments
Information Technology	29.3
Consumer Discretionary	28.7
Industrials	13.3
Health Care	12.9
Telecommunication Services	5.1
Energy	3.4
Financials	3.2
Consumer Staples	2.2
Materials	1.9

MSF-3

Metropolitan Series Fund

BlackRock Capital Appreciation Portfolio

Understanding Your Portfolio’s Expenses

Shareholder Expense Example

As a shareholder of the Portfolio, you incur ongoing costs, including management fees; distribution and service (12b-1) fees; and other Portfolio expenses. This example is intended to help you understand your ongoing costs (in dollars) (referred to as “expenses”) of investing in the Portfolio and compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period, July 1, 2013 through December 31, 2013.

Actual Expenses

The first line for each share class of the Portfolio in the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested in the particular share class of the Portfolio, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line for each share class of the Portfolio in the table below provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any fees or charges of your variable insurance product or any additional expenses that participants in certain eligible qualified plans may bear relating to the operations of their plan. Therefore, the second line for each share class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these other costs were included, your costs would have been higher.

BlackRock Capital Appreciation Portfolio		Annualized Expense Ratio	Beginning Account Value July 1, 2013	Ending Account Value December 31, 2013	Expenses Paid During Period** July 1, 2013 to December 31, 2013
Class A(a)	Actual	0.70%	$1,000.00	$1,238.10	$3.95
	Hypothetical*	0.70%	$1,000.00	$1,021.68	$3.57

Class B(a)	Actual	0.95%	$1,000.00	$1,236.50	$5.36
	Hypothetical*	0.95%	$1,000.00	$1,020.42	$4.84

Class E(a)	Actual	0.85%	$1,000.00	$1,237.50	$4.79
	Hypothetical*	0.85%	$1,000.00	$1,020.92	$4.33

* Hypothetical assumes a rate of return of 5% per year before expenses.

** Expenses paid are equal to the Portfolio’s annualized expense ratio for the most recent six month period, as shown above, multiplied by the average account value over the period, multiplied by the number of days (184 days) in the most recent fiscal half-year, divided by 365 (to reflect the one-half year period).

(a) The annualized expense ratio shown reflects the impact of the management fee waiver as described in Note 6 of the Notes to Financial Statements.

MSF-4

Metropolitan Series Fund

BlackRock Capital Appreciation Portfolio

Schedule of Investments as of December 31, 2013

Common Stocks—100.3% of Net Assets

Security Description	Shares	Value

Aerospace & Defense—5.2%
Precision Castparts Corp.	262,082	$70,578,682
United Technologies Corp.	372,406	42,379,803

		112,958,485

Auto Components—0.9%
Delphi Automotive plc	324,721	19,525,474

Biotechnology—5.9%
Gilead Sciences, Inc. (a)	612,549	46,033,057
Regeneron Pharmaceuticals, Inc. (a)	124,301	34,212,607
United Therapeutics Corp. (a) (b)	409,317	46,285,567

		126,531,231

Chemicals—1.9%
Eastman Chemical Co.	94,222	7,603,715
Monsanto Co.	279,253	32,546,937

		40,150,652

Consumer Finance—0.9%
Discover Financial Services	345,487	19,329,998

Diversified Financial Services—2.3%
IntercontinentalExchange Group, Inc.	102,829	23,128,298
Moody’s Corp.	348,823	27,372,141

		50,500,439

Diversified Telecommunication Services—1.3%
Vivendi S.A.	1,097,209	29,025,685

Electrical Equipment —3.9%
Eaton Corp. plc	665,539	50,660,829
Roper Industries, Inc.	118,090	16,376,721
Solarcity Corp. (a)	315,198	17,909,550

		84,947,100

Energy Equipment & Services—1.1%
FMC Technologies, Inc. (a)	438,288	22,883,016

Food Products—0.9%
Mondelez International, Inc. - Class A	549,729	19,405,434

Health Care Equipment & Supplies—1.7%
Intuitive Surgical, Inc. (a)	97,423	37,418,226

Hotels, Restaurants & Leisure—4.1%
Melco Crown Entertainment, Ltd. (ADR) (a) (b)	475,567	18,651,738
Starbucks Corp.	459,607	36,028,592
Wynn Resorts, Ltd.	168,967	32,815,081

		87,495,411

Internet & Catalog Retail—7.6%
Amazon.com, Inc. (a)	203,756	81,255,855
Expedia, Inc.	465,434	32,422,133

Internet & Catalog Retail—(Continued)
priceline.com, Inc. (a)	42,548	$49,457,795

		163,135,783

Internet Software & Services—17.7%
AOL, Inc. (a)	287,500	13,403,250
eBay, Inc. (a)	493,674	27,097,766
Facebook, Inc. - Class A (a)	271,038	14,814,937
Google, Inc. - Class A (a)	92,580	103,755,332
LinkedIn Corp. - Class A (a)	210,790	45,705,596
SINA Corp. (a)	438,410	36,936,043
Yahoo!, Inc. (a)	1,408,851	56,973,934
Yandex NV - Class A (a)	614,540	26,517,401
Yelp, Inc. (a)	554,021	38,199,748
Youku Tudou, Inc. (ADR) (a)	577,628	17,502,128

		380,906,135

IT Services—6.7%
Alliance Data Systems Corp. (a) (b)	123,501	32,472,118
MasterCard, Inc. - Class A	32,391	27,061,385
Visa, Inc. - Class A	381,362	84,921,690

		144,455,193

Media—11.9%
Comcast Corp. - Class A	1,258,041	65,374,100
Liberty Global plc - Class A (a)	619,434	55,123,432
Sirius XM Holdings, Inc. (a) (b)	10,282,256	35,885,073
Time Warner, Inc.	714,755	49,832,719
Walt Disney Co. (The)	660,303	50,447,149

		256,662,473

Oil, Gas & Consumable Fuels—2.4%
Cabot Oil & Gas Corp.	431,381	16,720,327
Concho Resources, Inc. (a)	137,813	14,883,804
Laredo Petroleum Holdings, Inc. (a)	698,617	19,344,705

		50,948,836

Personal Products—1.3%
Estee Lauder Cos., Inc. (The) - Class A	365,202	27,507,015

Pharmaceuticals—5.4%
AbbVie, Inc.	855,969	45,203,723
Allergan, Inc.	197,452	21,932,968
Valeant Pharmaceuticals International, Inc. (a)	409,372	48,060,273

		115,196,964

Professional Services—1.1%
Verisk Analytics, Inc. - Class A (a)	349,729	22,984,190

Road & Rail—2.9%
Canadian Pacific Railway, Ltd.	103,825	15,710,799
Union Pacific Corp.	283,308	47,595,744

		63,306,543

See accompanying notes to financial statements.

MSF-5

Metropolitan Series Fund

BlackRock Capital Appreciation Portfolio

Schedule of Investments as of December 31, 2013

Common Stocks—(Continued)

Security Description	Shares	Value

Software—5.0%
Autodesk, Inc. (a)	1,072,206	$53,964,128
Splunk, Inc. (a)	449,578	30,872,521
VMware, Inc. - Class A (a) (b)	259,202	23,253,012

		108,089,661

Specialty Retail—1.3%
CarMax, Inc. (a)	344,342	16,190,961
Lumber Liquidators Holdings, Inc. (a)	109,907	11,308,331

		27,499,292

Textiles, Apparel & Luxury Goods—3.0%
Michael Kors Holdings, Ltd. (a)	230,641	18,725,743
NIKE, Inc. - Class B	587,646	46,212,481

		64,938,224

Trading Companies & Distributors—0.1%
United Rentals, Inc. (a) (b)	30,905	2,409,045

Wireless Telecommunication Services—3.8%
SoftBank Corp.	928,300	81,377,199

Total Common Stocks (Cost $1,704,474,218)		2,159,587,704

Short-Term Investments—6.0%

Mutual Fund—6.0%
State Street Navigator Securities Lending MET Portfolio (c)	129,171,009	129,171,009

Security Description	Principal Amount*	Value

Repurchase Agreement—0.0%
Fixed Income Clearing Corp. Repurchase Agreement dated 12/31/13 at 0.000% to be repurchased at $602,000 on 01/02/14, collateralized by $625,000 U.S. Treasury Note at 0.625% due 08/31/17 with a value of $615,625.	602,000	$602,000

Total Short-Term Investments (Cost $129,773,009)		129,773,009

Total Investments—106.3% (Cost $1,834,247,227) (d)		2,289,360,713
Other assets and liabilities (net)—(6.3)%		(135,184,877)

Net Assets—100.0%		$2,154,175,836

*	Principal amount stated in U.S. dollars unless otherwise noted.
(a)	Non-income producing security.
(b)	All or a portion of the security was held on loan. As of December 31, 2013, the market value of securities loaned was $119,804,564 and the collateral received consisted of cash in the amount of $129,171,009. The cash collateral is invested in a money market fund managed by an affiliate of the custodian.
(c)	Represents investment of cash collateral received from securities lending transactions.
(d)	As of December 31, 2013, the aggregate cost of investments for federal income tax purposes was $1,837,274,814. The aggregate unrealized appreciation and depreciation of investments were $454,655,034 and $(2,569,135), respectively, resulting in net unrealized appreciation of $452,085,899 for federal income tax purposes.
(ADR)—	An American Depositary Receipt is a certificate issued by a custodian bank representing the right to receive securities of the foreign issuer described. Trading on exchanges not located in the United States or Canada significantly influences the value of ADRs.

Forward Foreign Currency Exchange Contracts

Contracts to Deliver		Counterparty	Settlement Date	In Exchange for	Unrealized Appreciation
JPY	6,150,457,031	Barclays Bank plc	02/28/14	$59,068,866	$650,605

(JPY)—	Japanese Yen

See accompanying notes to financial statements.

MSF-6

Metropolitan Series Fund

BlackRock Capital Appreciation Portfolio

Schedule of Investments as of December 31, 2013

Fair Value Hierarchy

Accounting principles generally accepted in the United States of America (“GAAP”) define fair market value as the price that the Portfolio would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. It establishes a fair value hierarchy that prioritizes inputs to valuation methods and requires disclosure of the fair value hierarchy that segregates fair value measurements into three levels. Levels 1, 2 and 3 of the fair value hierarchy are defined as follows:

Level 1 - unadjusted quoted prices in active markets for identical investments

Level 2 - other significant observable inputs (including, but not limited to, unadjusted quoted prices for similar investments in markets that are either active or inactive; inputs other than quoted prices that are observable such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks, default rates, etc.)

Level 3 - significant unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are unavailable (including the Portfolio’s own assumptions in determining the fair value of investments)

The inputs or methodologies used for valuing investments are not necessarily an indication of the risk associated with investing in them. Changes to the inputs or methodologies used may result in transfers between levels, which will be recognized as of the beginning of the reporting period. Information on transfers between Level 1 and Level 2, if any, will be disclosed following the fair value hierarchy table below. A reconciliation of Level 3 securities, if any, will also be disclosed following the fair value hierarchy table. For more information about the Portfolio’s policy regarding the valuation of investments, please refer to the Notes to Financial Statements.

The following table summarizes the fair value hierarchy of the Portfolio’s investments as of December 31, 2013:

Description	Level 1	Level 2	Level 3	Total
Common Stocks
Aerospace & Defense	$112,958,485	$—	$—	$112,958,485
Auto Components	19,525,474	—	—	19,525,474
Biotechnology	126,531,231	—	—	126,531,231
Chemicals	40,150,652	—	—	40,150,652
Consumer Finance	19,329,998	—	—	19,329,998
Diversified Financial Services	50,500,439	—	—	50,500,439
Diversified Telecommunication Services	—	29,025,685	—	29,025,685
Electrical Equipment	84,947,100	—	—	84,947,100
Energy Equipment & Services	22,883,016	—	—	22,883,016
Food Products	19,405,434	—	—	19,405,434
Health Care Equipment & Supplies	37,418,226	—	—	37,418,226
Hotels, Restaurants & Leisure	87,495,411	—	—	87,495,411
Internet & Catalog Retail	163,135,783	—	—	163,135,783
Internet Software & Services	380,906,135	—	—	380,906,135
IT Services	144,455,193	—	—	144,455,193
Media	256,662,473	—	—	256,662,473
Oil, Gas & Consumable Fuels	50,948,836	—	—	50,948,836
Personal Products	27,507,015	—	—	27,507,015
Pharmaceuticals	115,196,964	—	—	115,196,964
Professional Services	22,984,190	—	—	22,984,190
Road & Rail	63,306,543	—	—	63,306,543
Software	108,089,661	—	—	108,089,661
Specialty Retail	27,499,292	—	—	27,499,292
Textiles, Apparel & Luxury Goods	64,938,224	—	—	64,938,224
Trading Companies & Distributors	2,409,045	—	—	2,409,045
Wireless Telecommunication Services	—	81,377,199	—	81,377,199
Total Common Stocks	2,049,184,820	110,402,884	—	2,159,587,704
Short-Term Investments
Mutual Fund	129,171,009	—	—	129,171,009
Repurchase Agreement	—	602,000	—	602,000
Total Short-Term Investments	129,171,009	602,000	—	129,773,009
Total Investments	$2,178,355,829	$111,004,884	$—	$2,289,360,713

Collateral for Securities Loaned (Liability)	$—	$(129,171,009)	$—	$(129,171,009)
Forward Contracts
Forward Foreign Currency Exchange Contracts (Unrealized Appreciation)	$—	$650,605	$—	$650,605

See accompanying notes to financial statements.

MSF-7

Metropolitan Series Fund

BlackRock Capital Appreciation Portfolio

Statement of Assets and Liabilities

December 31, 2013

Assets
Investments at value (a) (b)	$2,289,360,713
Cash	169
Unrealized appreciation on forward foreign currency exchange contracts	650,605
Receivable for:
Investments sold	21,617,447
Fund shares sold	32,611
Dividends	1,295,998
Prepaid expenses	4,686

Total Assets	2,312,962,229
Liabilities
Due to bank cash denominated in foreign currencies (c)	7,643
Collateral for securities loaned	129,171,009
Payables for:
Investments purchased	25,856,016
Fund shares redeemed	2,322,709
Accrued Expenses:
Management fees	1,214,174
Distribution and service fees	45,439
Deferred trustees’ fees	57,243
Other expenses	112,160

Total Liabilities	158,786,393

Net Assets	$2,154,175,836

Net assets consist of:
Paid in surplus	$1,704,040,839
Undistributed net investment income	910,319
Accumulated net realized loss	(6,539,443)
Unrealized appreciation on investments and foreign currency transactions	455,764,121

Net Assets	$2,154,175,836

Net Assets
Class A	$1,917,929,994
Class B	190,539,083
Class E	45,706,759
Capital Shares Outstanding*
Class A	50,673,642
Class B	5,126,388
Class E	1,218,635
Net Asset Value, Offering Price and Redemption Price Per Share
Class A	$37.85
Class B	37.17
Class E	37.51

*	The Portfolio is authorized to issue an unlimited number of shares.
(a)	Includes securities loaned at value of $119,804,564.
(b)	Identified cost of investments was $1,834,247,227
(c)	Identified cost of cash denominated in foreign currencies due to custodian was $7,689.

Statement of Operations

Year Ended December 31, 2013

Investment Income
Dividends (a)	$13,788,003
Interest	835
Securities lending income	610,174

Total investment income	14,399,012
Expenses
Management fees	12,538,309
Administration fees	32,768
Custodian and accounting fees	140,267
Distribution and service fees—Class B	438,248
Distribution and service fees—Class E	65,676
Audit and tax services	37,723
Legal	28,910
Trustees’ fees and expenses	35,357
Shareholder reporting	65,207
Insurance	8,781
Miscellaneous	15,125

Total expenses	13,406,371
Less management fee waiver	(174,998)
Less broker commission recapture	(51,815)

Net expenses	13,179,558

Net Investment Income	1,219,454

Net Realized and Unrealized Gain
Net realized gain (loss) on:
Investments	281,777,149
Net increase from payments by affiliates (b)	776,322
Futures contracts	188,096
Foreign currency transactions	(102,400)

Net realized gain	282,639,167

Net change in unrealized appreciation on:
Investments	260,898,446
Foreign currency transactions	650,635

Net change in unrealized appreciation	261,549,081

Net realized and unrealized gain	544,188,248

Net Increase in Net Assets from Operations	$545,407,702

(a)	Net of foreign withholding taxes of $18,555.
(b)	See Note 6 of the Notes to Financial Statements.

See accompanying notes to financial statements.

MSF-8

Metropolitan Series Fund

BlackRock Capital Appreciation Portfolio

Statements of Changes in Net Assets

	Year Ended December 31, 2013	Year Ended December 31, 2012
Increase (Decrease) in Net Assets:
From Operations
Net investment income	$1,219,454	$14,655,614
Net realized gain	282,639,167	14,846,433
Net change in unrealized appreciation	261,549,081	186,168,554

Increase in net assets from operations	545,407,702	215,670,601

From Distributions to Shareholders
Net investment income
Class A	(13,139,735)	(4,424,259)
Class B	(1,085,499)	(117,264)
Class E	(308,668)	(72,969)

Total distributions	(14,533,902)	(4,614,492)

Increase (decrease) in net assets from capital share transactions	6,097,339	(103,754,869)

Total increase in net assets	536,971,139	107,301,240

Net Assets
Beginning of period	1,617,204,697	1,509,903,457

End of period	$2,154,175,836	$1,617,204,697

Undistributed net investment income
End of period	$910,319	$14,378,982

Other Information:

Capital Shares

Transactions in capital shares were as follows:

	Year Ended December 31, 2013		Year Ended December 31, 2012
	Shares	Value	Shares	Value
Class A
Sales	8,135,961	$270,708,814	2,738,967	$74,272,198
Reinvestments	445,868	13,139,735	157,111	4,424,259
Redemptions	(7,488,997)	(243,962,049)	(5,991,764)	(166,746,053)

Net increase (decrease)	1,092,832	$39,886,500	(3,095,686)	$(88,049,596)

Class B
Sales	277,663	$8,605,449	558,880	$15,033,213
Reinvestments	37,444	1,085,499	4,232	117,264
Redemptions	(1,093,181)	(34,711,377)	(929,388)	(25,417,688)

Net decrease	(778,074)	$(25,020,429)	(366,276)	$(10,267,211)

Class E
Sales	99,567	$3,098,565	189,738	$5,162,641
Reinvestments	10,560	308,668	2,612	72,969
Redemptions	(377,071)	(12,175,965)	(389,795)	(10,673,672)

Net decrease	(266,944)	$(8,768,732)	(197,445)	$(5,438,062)

Increase (decrease) derived from capital shares transactions		$6,097,339		$(103,754,869)

See accompanying notes to financial statements.

MSF-9

Metropolitan Series Fund

BlackRock Capital Appreciation Portfolio

Financial Highlights

Selected per share data
	Class A
	Year Ended December 31,
	2013	2012	2011	2010	2009
Net Asset Value, Beginning of Period	$28.45	$24.96	$27.45	$22.96	$16.91

Income (Loss) from Investment Operations
Net investment income (a)	0.03	0.26	0.11	0.05	0.08
Net realized and unrealized gain (loss) on investments	9.63	3.32	(2.55)	4.49	6.10

Total from investment operations	9.66	3.58	(2.44)	4.54	6.18

Less Distributions
Distributions from net investment income	(0.26)	(0.09)	(0.05)	(0.05)	(0.13)

Total distributions	(0.26)	(0.09)	(0.05)	(0.05)	(0.13)

Net Asset Value, End of Period	$37.85	$28.45	$24.96	$27.45	$22.96

Total Return (%) (b)	34.22 (c)	14.37	(8.95)	19.82	36.79

Ratios/Supplemental Data
Gross ratio of expenses to average net assets (%)	0.71	0.73	0.73	0.77	0.83
Net ratio of expenses to average net assets (%) (d)	0.70	0.72	0.72	0.75	0.82
Ratio of net investment income to average net assets (%)	0.10	0.93	0.41	0.23	0.42
Portfolio turnover rate (%)	160	59	83	72	84
Net assets, end of period (in millions)	$1,917.9	$1,410.4	$1,314.6	$649.7	$633.2

	Class B
	Year Ended December 31,
	2013	2012	2011	2010	2009
Net Asset Value, Beginning of Period	$27.94	$24.52	$26.99	$22.59	$16.61

Income (Loss) from Investment Operations
Net investment income (loss) (a)	(0.05)	0.18	0.03	(0.01)	0.03
Net realized and unrealized gain (loss) on investments	9.47	3.26	(2.50)	4.42	6.01

Total from investment operations	9.42	3.44	(2.47)	4.41	6.04

Less Distributions
Distributions from net investment income	(0.19)	(0.02)	0.00	(0.01)	(0.06)

Total distributions	(0.19)	(0.02)	0.00	(0.01)	(0.06)

Net Asset Value, End of Period	$37.17	$27.94	$24.52	$26.99	$22.59

Total Return (%) (b)	33.90 (c)	14.07	(9.15)	19.47	36.50

Ratios/Supplemental Data
Gross ratio of expenses to average net assets (%)	0.96	0.98	0.98	1.02	1.08
Net ratio of expenses to average net assets (%) (d)	0.95	0.97	0.97	1.00	1.07
Ratio of net investment income (loss) to average net assets (%)	(0.16)	0.68	0.12	(0.03)	0.18
Portfolio turnover rate (%)	160	59	83	72	84
Net assets, end of period (in millions)	$190.5	$165.0	$153.7	$145.4	$111.9

Please see following page for Financial Highlights footnote legend.

See accompanying notes to financial statements.

MSF-10

Metropolitan Series Fund

BlackRock Capital Appreciation Portfolio

Financial Highlights

Selected per share data
	Class E
	Year Ended December 31,
	2013	2012	2011	2010	2009
Net Asset Value, Beginning of Period	$28.19	$24.73	$27.21	$22.77	$16.75

Income (Loss) from Investment Operations
Net investment income (loss) (a)	(0.02)	0.21	0.06	0.02	0.05
Net realized and unrealized gain (loss) on investments	9.56	3.30	(2.52)	4.45	6.06

Total from investment operations	9.54	3.51	(2.46)	4.47	6.11

Less Distributions
Distributions from net investment income	(0.22)	(0.05)	(0.02)	(0.03)	(0.09)

Total distributions	(0.22)	(0.05)	(0.02)	(0.03)	(0.09)

Net Asset Value, End of Period	$37.51	$28.19	$24.73	$27.21	$22.77

Total Return (%) (b)	34.04 (c)	14.17	(9.06)	19.62	36.62

Ratios/Supplemental Data
Gross ratio of expenses to average net assets (%)	0.86	0.88	0.88	0.92	0.98
Net ratio of expenses to average net assets (%) (d)	0.85	0.87	0.87	0.90	0.97
Ratio of net investment income (loss) to average net assets (%)	(0.06)	0.78	0.21	0.07	0.28
Portfolio turnover rate (%)	160	59	83	72	84
Net assets, end of period (in millions)	$45.7	$41.9	$41.6	$51.9	$48.8

(a)	Per share amounts based on average shares outstanding during the period.
(b)	Total return does not reflect any insurance, sales, separate account or administrative charges of variable annuity or life insurance contracts or any additional expenses that contract owners may bear under their variable contracts. If these charges were included, the returns would be lower.
(c)	In 2013 0.03%, 0.03% and 0.03% of the Portfolio’s total return for Class A, Class B and Class E, respectively, consists of a voluntary reimbursement by the subadvisor (See Note 6 of the Notes to Financial Statements). Excluding this item, total return would have been 34.19%, 33.87% and 34.01% for Class A, Class B and Class E, respectively.
(d)	Net ratio of expenses to average net assets includes the effect of management fee waivers as detailed in Note 6 of the Notes to Financial Statements.

See accompanying notes to financial statements.

MSF-11

Metropolitan Series Fund

BlackRock Capital Appreciation Portfolio

Notes to Financial Statements—December 31, 2013

1. Organization

Metropolitan Series Fund (the “Trust”) is organized as a Delaware statutory trust and registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. The Trust is currently comprised of thirty series, each of which operates as a distinct investment vehicle of the Trust. The portfolio included in this report is BlackRock Capital Appreciation Portfolio (the “Portfolio”), which is diversified. Shares in the Portfolio are not offered directly to the general public and are currently available only to separate accounts established by Metropolitan Life Insurance Company (“MetLife”) and other affiliated life insurance companies.

The Portfolio has registered and offers three classes of shares: Class A, B, and E shares. Shares of each Class of the Portfolio represent an equal pro rata interest in the Portfolio and generally give the shareholder the same voting, dividend, liquidation, and other rights. Investment income, realized and unrealized capital gains and losses, the common expenses of the Portfolio, and certain Portfolio-level expense reductions, if any, are allocated on a pro rata basis to each Class based on the relative net assets of each Class to the net assets of the Portfolio. Each Class of shares differs in its respective distribution plan and such distribution expenses are allocated to that Class.

2. Significant Accounting Policies

The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America (“GAAP”) requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities as of the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates. In the preparation of these financial statements, management has evaluated events and transactions subsequent to December 31, 2013 through the date the financial statements were issued.

The following is a summary of significant accounting policies consistently followed by the Portfolio in the preparation of its financial statements.

Investment Valuation and Fair Value Measurements - Debt securities (other than short term obligations with a remaining maturity of sixty days or less), including corporate, convertible and municipal bonds and notes; obligations of the U.S. treasury and U.S. government agencies; sovereign issues; floating rate loans; and non-U.S. bonds, are generally valued on the basis of evaluated or composite bid quotations obtained from independent pricing services and/or brokers and dealers selected by MetLife Advisers, LLC (“MetLife Advisers” or the “Adviser”), an affiliate of MetLife, Inc., pursuant to authorization of the Board of Trustees of the Trust (the “Board” or “Trustees”). Such quotations utilize matrix pricing, which considers observable inputs including, among other things, issuer details, maturity dates, interest rates, yield curves, rates of prepayment, credit risks/spreads, default rates, reported trades, broker dealer quotes and quoted prices for similar securities. Securities that use similar valuation techniques and inputs as described above are generally categorized as Level 2 within the fair value hierarchy.

Mortgage and asset-backed securities are usually issued as separate tranches, or classes, of securities within each deal. These securities are also generally valued on the basis of evaluated or composite bid quotations obtained from independent pricing services and/or brokers and dealers selected by the Adviser pursuant to authorization of the Board. The pricing models for these securities usually consider tranche-level attributes, estimated cash flows and market-based yield spreads for each tranche and current market data, and incorporate deal collateral performance, as available. Mortgage and asset-backed securities that use similar valuation techniques and inputs as described above are generally categorized as Level 2 within the fair value hierarchy.

Short term obligations with a remaining maturity of sixty days or less are generally valued at amortized cost, which approximates fair market value, and are generally categorized as Level 2 within the fair value hierarchy.

Domestic and foreign equity securities, such as common stock, exchange-traded funds, rights, warrants, and preferred stock, that are traded on a securities exchange, are generally valued at their last sale price on the exchange or market in which they are principally traded on the valuation date, or, if no sales occurred on that day, at the last reported bid price. Equity securities traded over-the-counter are generally valued at the last reported sale price. Valuation adjustments may be applied to certain foreign equity securities that are traded solely on foreign exchanges that close before the close of the U.S. market to account for the market movement between the close of the foreign exchanges and the close of the U.S. market. The Portfolio may use a systematic fair valuation model provided by an independent third party to value securities principally traded in these foreign markets in order to adjust for possible stale pricing that may occur between the close of the foreign exchanges and the time of the Portfolio valuation. Foreign equity securities using these valuation adjustments are generally categorized as Level 2 within the fair value hierarchy. Equity securities that are actively traded, and have no valuation adjustments applied, are categorized as Level 1 within the fair value hierarchy. Other equity securities traded on inactive markets, or valued in reference to similar instruments traded on active markets, are generally categorized as Level 2 within the fair value hierarchy.

MSF-12

Metropolitan Series Fund

BlackRock Capital Appreciation Portfolio

Notes to Financial Statements—December 31, 2013—(Continued)

Investments in registered open-end management investment companies are valued at reported net asset value per share on the valuation date and are categorized as Level 1 within the fair value hierarchy.

Forward foreign currency exchange contracts are valued through an independent pricing service based on the mean between closing bid and ask prices of the forward currency rates in the London foreign exchange markets on a daily basis as provided by a reliable bank or dealer. These contracts are generally categorized as Level 2 within the fair value hierarchy.

Options, whether on securities, indices, futures contracts, or otherwise, traded on exchanges are valued at the last sale price available as of the close of business on the valuation date or, if there is no such price available, at the mean between the last reported bid and ask prices. These types of options are categorized as Level 1 within the fair value hierarchy. Futures contracts, which are traded on commodity exchanges, are valued at their closing prices as of the close of such exchanges and are categorized as Level 1 within the fair value hierarchy.

Options and futures contracts that are traded over-the-counter are generally valued on the basis of quotations provided by broker-dealers or prices provided by pricing service providers who use a series of techniques, including simulation pricing models, to determine the value of the contracts. The pricing models use inputs that are observed from actively quoted markets such as issuer details, indices, spreads, interest rates, yield curves, credit curves, measures of volatility and exchange rates. These contracts are generally categorized as Level 2 within the fair value hierarchy.

If no current market value quotation or other observable inputs are readily available or market value quotations are deemed to be unreliable for a security, the fair value of the security will be determined in accordance with procedures approved by and under the general supervision of the Board. In such a circumstance, the Board has delegated the determination of the fair value of a security to a Valuation Committee (“Committee”) of MetLife Advisers. The Committee provides general pricing oversight and fair value pricing determinations related to portfolio securities and meets on a regular basis to review reports relating to the valuation of the securities in the Portfolio. The Board has delegated to State Street Bank and Trust Company, the Trust’s custodian (“custodian”), the responsibility for calculating the net asset values (“NAVs”) of the Trust’s Portfolios. The Committee is responsible for overseeing the calculation of the NAVs of the Portfolios by the custodian. The Committee also periodically reviews pricing vendors, including the vendor providing fair value pricing for the Portfolio’s foreign securities, and is responsible for overseeing the correction of pricing errors and addressing other pricing issues that arise in the ordinary course of business, such as making real-time fair value determinations, as necessary.

No single standard for determining the fair value of a security can be set forth because fair value depends upon the facts and circumstances with respect to each security. Information relating to any relevant factors may be obtained by the Committee from any appropriate source, including the subadviser of the Portfolio, the custodian, a pricing service, market maker and/or broker for such security or the issuer. Appropriate methodologies for determining fair value under particular circumstances may include: matrix pricing, comparisons of securities with comparable characteristics, value based on multiples of earnings, discount from market price of similar marketable securities or a combination of these and other methods. The Committee maintains a detailed report tracking each fair-valued security that compares the fair value price to the next available trade, vendor or broker price, and provides information on how close the fair value price was to the next quoted price. The Committee reviews a summary of such report monthly. On a quarterly basis, the Board is provided with the following for consideration and ratification or adjustment: (1) a memorandum summarizing the actions taken by the Committee in the prior quarter; and (2) a list of the Portfolio’s securities as of the most recent quarter-end for which market quotations were not readily available.

Investment Transactions and Related Investment Income - Portfolio security transactions are recorded on the trade date. Dividend income is recorded on the ex-dividend date or, for certain foreign securities, when notified. Interest income, which includes amortization of premium and accretion of discount on debt securities, is recorded on the accrual basis. Realized gains and losses on investments are determined on the identified cost basis, which is the same basis used for federal income tax purposes. Foreign income and foreign capital gains on some foreign securities may be subject to foreign taxes, which are accrued as applicable. These foreign taxes have been provided for in accordance with the Portfolio’s understanding of the applicable countries’ tax rules and rates.

Foreign Currency Translation - The books and records of the Portfolio are maintained in U.S. dollars. The values of securities, currencies, and other assets and liabilities denominated in currencies other than the U.S. dollar are translated into U.S. dollars based upon foreign exchange rates prevailing at the end of the period. Purchases and sales of investment securities, income, and expenses are translated on the respective dates of such transactions. Because the values of investment securities are translated at the foreign exchange rates prevailing at the end of the period, that portion of the results of operations arising from changes in exchange rates and that portion of the results of operations reflecting fluctuations arising from changes in market prices of the investment securities are not separated. Such fluctuations are included in the net realized and unrealized gain or loss on investments.

Net realized foreign exchange gains or losses arise from activity in forward foreign currency exchange contracts, sales of foreign currency, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest, and foreign withholding taxes recorded by the Portfolio and the U.S. dollar equivalent of

MSF-13

Metropolitan Series Fund

BlackRock Capital Appreciation Portfolio

Notes to Financial Statements—December 31, 2013—(Continued)

the amounts actually received or paid by the Portfolio. Net unrealized foreign exchange gains and losses arise from changes in the value of assets and liabilities, other than investment securities, resulting from changes in foreign exchange rates.

Income Taxes - It is the Portfolio’s policy to comply with the requirements of the Internal Revenue Code of 1986, as amended, and regulations thereunder, applicable to regulated investment companies and to distribute, with respect to each taxable year, all of its taxable income to shareholders. Therefore, no federal income tax provision is required. The Portfolio files U.S. federal tax returns. No income tax returns are currently under examination. The Portfolio’s federal tax returns for the prior three fiscal years remain subject to examination by the Internal Revenue Service. As of December 31, 2013, the Portfolio had no uncertain tax positions that would require financial statement recognition, or de-recognition or disclosure.

Dividends and Distributions to Shareholders - The Portfolio records dividends and distributions on the ex-dividend date. Net realized gains from security transactions (if any) are generally distributed annually to shareholders. The timing and characterization of certain income and capital gains distributions are determined in accordance with federal tax regulations that may differ from GAAP. Permanent book and tax basis differences relating to shareholder distributions will result in reclassification between under/over distributed net investment income, accumulated net realized gains/losses, and paid-in surplus. Book-tax differences are primarily due to broker commission recapture reclasses and foreign currency transactions. These adjustments have no impact on net assets or the results of operations.

Securities Lending - The Portfolio may lend its portfolio securities to certain qualified brokers who borrow securities in order to complete certain securities transactions. By lending its portfolio securities, the Portfolio attempts to increase its net investment income through the receipt of income on collateral held from securities on loan. Any gain or loss in the market price of the loaned securities that might occur and any interest earned or dividends declared during the term of the loan would accrue to the account of the Portfolio.

The Trust has entered into a securities lending arrangement with the custodian. Under this arrangement, the custodian is authorized to loan portfolio securities on the Portfolio’s behalf. In exchange, the Portfolio receives either cash or securities as collateral against the loaned securities. The Portfolio receives collateral at least equal to 102% of the market value of the loaned securities (105% for foreign equity securities), at each loan’s inception. Collateral representing at least 100% of the market value of the loaned securities must be maintained for the duration of the loan. A liability for cash collateral is reflected on the Statement of Assets and Liabilities, and is categorized as Level 2 within the fair value hierarchy. Cash collateral is generally invested in the State Street Navigator Securities Lending MET Portfolio (the “Navigator Portfolio”), a series of the State Street Navigator Securities Lending Trust that is managed by an affiliate of the custodian. The Navigator Portfolio is a registered money market fund that invests in a variety of high-quality, U.S. dollar-denominated instruments. If the market value of the collateral at the close of trading on a business day is less than 100% of the market value of the loaned securities at the close of trading on that day, the borrower shall be required to deliver, by the close of business on the following business day, an additional amount of collateral, so that the total amount of posted collateral is equal to at least 100% of the market value of all the loaned securities as of such preceding day. A portion of net income (income after the deduction of expenses and fees of the Navigator Portfolio) on the collateral is rebated to the borrower of the securities and the remainder is split between the custodian and the Portfolio. On loans collateralized by U.S. Treasuries, a fee is received from the borrower and is allocated between the Portfolio and the custodian. The risks associated with lending portfolio securities include, but are not limited to, possible delays in receiving additional collateral or in the recovery of the loaned securities, possible loss of rights in the collateral should the borrower fail financially, as well as risk of loss in the value of the collateral or the value of the investments made with the collateral. Income received by the Portfolio in securities lending transactions during the year ended December 31, 2013 is reflected as Securities lending income on the Statement of Operations. Any outstanding loans by the Portfolio at December 31, 2013 are disclosed in the footnotes to the Schedule of Investments.

Repurchase Agreements - The Portfolio may enter into repurchase agreements, under the terms of a Master Repurchase Agreement, with selected commercial banks and broker-dealers, under which the Portfolio acquires securities as collateral and agrees to resell the securities at an agreed upon time and at an agreed-upon price. The Portfolio, through the custodian or a subcustodian, receives delivery of the underlying securities collateralizing any repurchase agreements. The Portfolio requires the custodian to take possession, to have legally segregated in the Federal Reserve Book Entry System, or to have segregated within the custodian’s vault, all securities held as collateral for repurchase agreements. It is the Portfolio’s policy that the market value of the collateral be at least equal to 100% of the repurchase price in the case of a repurchase agreement of one-day duration and at least equal to 102% of the repurchase price in the case of all other repurchase agreements. In the event of default or failure by a party to perform an obligation in connection with any repurchase transaction, the Master Repurchase Agreement gives the non-defaulting party the right to set-off claims and to apply property held by it in connection with any repurchase transaction against obligations owed to it.

At December 31, 2013, the Portfolio had investments in repurchase agreements with a gross value of $602,000, which is included as part of investments at value on the Statement of Assets and Liabilities. The value of the related collateral exceeded the value of the repurchase agreements at December 31, 2013.

Directed Brokerage Agreement - The Trust has entered into a directed brokerage arrangement with State Street Global Markets (“SSGM”). Under this arrangement, the Portfolio directs certain trades to SSGM in return for a recapture credit. SSGM issues a cash

MSF-14

Metropolitan Series Fund

BlackRock Capital Appreciation Portfolio

Notes to Financial Statements—December 31, 2013—(Continued)

rebate to the Portfolio. Amounts paid to the Portfolio are shown separately as broker commission recapture on the Statement of Operations of the Portfolio. Additionally, these amounts have been excluded from the calculation of the net ratio of expenses to average net assets presented in the Financial Highlights for each share class.

3. Investments in Derivative Instruments

Forward Foreign Currency Exchange Contracts - The Portfolio may enter into forward foreign currency exchange contracts to obtain investment exposure, enhance return or hedge or protect its portfolio holdings against the risk of future movements in certain foreign currency exchange rates. When entering into these contracts, the Portfolio agrees to receive or deliver a fixed quantity of foreign currency for an agreed-upon price on an agreed-upon future date. These contracts are valued daily and the Portfolio’s net equity therein, representing unrealized gain or loss on the contracts as measured by the difference between the forward foreign exchange rates at the dates of entry into the contracts and the forward foreign exchange rates at the valuation date, is included in the Statement of Assets and Liabilities. When a contract is closed, the Portfolio recognizes a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

Realized and unrealized gains and losses on forward foreign currency exchange contracts are included in the Statement of Operations. These contracts involve market and/or credit risk in excess of the amount recognized in the Statement of Assets and Liabilities. The use of forward foreign currency exchange contracts does not eliminate fluctuations in the underlying prices of the securities of the Portfolio, but it does establish a rate of exchange that can be achieved in the future. Although forward foreign currency exchange contracts may limit the risk of loss due to a decline in the value of the currency holdings, they also limit any potential gain that might result should the value of the currency increase. In addition, the Portfolio could be exposed to losses if the counterparties to the contracts are unable to meet the terms of the contracts. The Portfolio’s maximum potential loss from such contracts is the aggregate face value in U.S. dollars at the time the contract was opened.

Futures Contracts - The Portfolio may buy and sell futures contracts as a hedge, to maintain investment exposure to a target asset class or to enhance return. The Portfolio may be subject to fluctuations in equity prices, interest rates, commodity prices, and foreign currency exchange rates in the normal course of pursuing its investment objective. Futures contracts are standardized agreements to buy or sell a security, or deliver a final cash settlement price in connection with an index, interest rate, currency, or other asset. The Portfolio must deposit an amount (“initial margin”) equal to a certain percentage of the face value of the futures contract. The initial margin may be in the form of cash or securities, which is returned when the Portfolio’s obligations under the contract have been satisfied. If cash is deposited as the initial margin, it is shown as cash collateral on the Statement of Assets and Liabilities. Futures contracts are marked-to-market daily, and subsequent payments (“variation margin”) are made or received by the Portfolio depending on whether unrealized gains or losses are incurred. These amounts are reflected as receivables or payables on the Statement of Assets and Liabilities and as a component of net change in unrealized appreciation/depreciation on the Statement of Operations. When the contract is closed or expires, the Portfolio records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. Risks of entering into futures contracts (and related options) include the possibility that the market for these instruments may be illiquid and that a change in the value of the contract or option may not correlate perfectly with changes in the value of the underlying instrument. Futures contracts are exchange-traded and the exchange’s clearinghouse, as counterparty to all exchange-traded futures, guarantees the futures contracts against default. For over-the-counter futures the Portfolio’s ability to terminate the positions may be more limited than in the case of exchange-traded positions and may also involve the risk that securities dealers participating in such transactions would fail to meet their obligations to the Portfolio.

At December 31, 2013, the Portfolio had the following derivatives, categorized by risk exposure:

	Asset Derivatives
Risk Exposure	Statement of Assets & Liabilities Location	Fair Value
Foreign Exchange	Unrealized appreciation on forward foreign currency exchange contracts	$650,605

The Portfolio is required to disclose the impact of offsetting assets and liabilities represented in the Statement of Assets and Liabilities to enable users of the financial statements to evaluate the effect or potential effect of netting arrangements on its financial position for recognized assets and liabilities.

The following table presents the Portfolio’s derivative assets by counterparty net of amounts available for offset under a master netting agreement (“MNA”), or similar agreement, and net of the related collateral received by the Portfolio as of December 31, 2013.

Counterparty	Derivative Assets subject to a MNA by Counterparty	Financial Instruments available for offset	Collateral Received†	Net Amount*
Barclays Bank plc	$650,605	$—	$—	$650,605

*	Net amount represents the net amount receivable from the counterparty in the event of default.
†	In some instances, the actual collateral received and/or pledged may be more than the amount shown here due to overcollateralization.

MSF-15

Metropolitan Series Fund

BlackRock Capital Appreciation Portfolio

Notes to Financial Statements—December 31, 2013—(Continued)

Transactions in derivative instruments during the year ended December 31, 2013 were as follows:

Statement of Operations Location—Net Realized Gain (Loss)	Equity	Foreign Exchange	Total
Futures contracts	$188,096	$—	$188,096

Statement of Operations Location—Net Change in Unrealized Appreciation (Depreciation)	Equity	Foreign Exchange	Total
Forward foreign currency transactions	$—	$650,605	$650,605

For the year ended December 31, 2013, the average amount or number per contract outstanding for each derivative type was as follows:

Derivative Description	Average Notional Par or Face Amount‡
Forward Foreign currency transactions (a)	$59,068,866
Futures contracts long (a)	67,180

‡	Averages are based on activity levels during 2013.
(a)	Average notional amount reflects activity over a period outstanding (less than one month).

4. Certain Risks

Market Risk: In the normal course of business, the Portfolio invests in securities and enters into transactions where risks exist due to fluctuations in the market (market risk) or failure of the other party to a transaction to perform (credit and counterparty risk). The value of securities held by the Portfolio may decline in response to certain events, including those directly involving the companies whose securities are owned by the Portfolio; conditions affecting the general economy; overall market changes; local, regional or global political, social or economic instability; currency, interest rate, and price fluctuations.

Credit and Counterparty Risk: The Portfolio may be exposed to counterparty risk, or the risk that an entity with which the Portfolio has unsettled or open transactions may default. The potential loss could exceed the value of the financial assets and liabilities recorded in the financial statements. Financial assets that potentially expose the Portfolio to credit and counterparty risk consist principally of cash due from counterparties and investments. The Portfolio manages counterparty risk by entering into agreements only with counterparties that it believes have the financial resources to honor their obligations and by monitoring the financial stability of those counterparties. The Portfolio’s investment adviser attempts to mitigate counterparty risk by (i) periodically assessing the creditworthiness of its trading partners, (ii) monitoring and/or limiting the amount of its net exposure to each individual counterparty based on its assessment, and (iii) requiring collateral from the counterparty for certain transactions. In order to preserve certain safeguards for non-standard settlement trades, the Portfolio restricts its exposure to credit and counterparty losses by entering into master netting agreements with counterparties (approved brokers) with whom it undertakes a significant volume of transactions. Master Agreements govern the terms of certain transactions, and reduce the counterparty risk associated with relevant transactions by specifying credit protection mechanisms and providing standardization that improves legal certainty. Master Agreements can also help limit counterparty risk by specifying collateral posting arrangements at pre-arranged exposure levels. Collateral requirements may differ by type of derivative or investment, as applicable. Collateral or margin requirements are set by the broker or exchange clearing house for exchange traded derivatives (e.g., futures contracts and exchange traded options) while collateral terms are contract specific for over-the-counter traded derivatives (e.g., forward foreign currency exchange contracts, swap agreements and over-the-counter options).

For derivatives traded under an International Swaps and Derivatives Association, Inc. Master Agreement (“ISDA Master Agreement”) or similar master agreement, the collateral requirements are netted across all transactions traded under such agreement and one amount is posted from one party to the other to collateralize such obligations. The ISDA Master Agreement gives each party to the agreement the right to terminate all transactions traded under such agreement if there is a certain deterioration in the credit quality of the other party. The ISDA Master Agreement gives the Portfolio the right, upon an event of default by the applicable counterparty or a termination of the agreement, to close out all transactions traded under such agreement and to net amounts owed under each transaction to one net amount payable by one party to the other. This right to close out and net payments across all transactions traded under the ISDA Master Agreement could result in a reduction of the Portfolio’s credit risk to such counterparty equal to any amounts payable by the Portfolio under the applicable transactions, if any. However, absent an event of default by the counterparty or a termination of the agreement, the ISDA Master Agreement does not result in an offset of reported amounts of assets and liabilities in the Statement of Assets and Liabilities across transactions between the Portfolio and the applicable counterparty. The enforceability of the right to offset may vary by jurisdiction. Cash collateral that has been pledged to cover obligations of the Portfolio under

MSF-16

Metropolitan Series Fund

BlackRock Capital Appreciation Portfolio

Notes to Financial Statements—December 31, 2013—(Continued)

derivative contracts, if any, will be reported separately in the Statement of Assets and Liabilities. Securities pledged as collateral, if any, for the same purpose are noted in the Schedule of Investments.

Repurchase and reverse repurchase agreements are primarily executed under Global Master Repurchase Agreements (“GMRAs”) or Master Repurchase Agreements (“MRAs”), which provide the rights to set-off. Each repurchase and reverse repurchase agreement is initially collateralized at the transaction level. In the event of default, the total market value exposure will be offset against collateral exchanged to date, which would result in a net receivable/(payable) that would be due from/to the counterparty.

Master Securities Forward Transaction Agreements (“Master Forward Agreements”) govern the considerations and factors surrounding the settlement of certain forward settling transactions, such as To-Be-Announced securities, delayed-delivery or secured borrowings transactions by and between the Portfolio and select counterparties. The Master Forward Agreements maintain provisions for, among other things, initiation and confirmation, payment and transfer, events of default, termination, and maintenance of collateral.

Customer Account Agreements and related addendums govern cleared derivatives transactions such as futures, options on futures, and cleared OTC derivatives. Cleared derivative transactions require posting of initial margin as determined by each relevant clearing agency which is segregated at a broker account registered with the Commodities Futures Trading Commission (CFTC), or the applicable regulator. In the U.S., counterparty risk is significantly reduced as creditors of the futures broker do not have claim to Portfolio assets in the segregated account. Additionally, portability of exposure in the event of default further reduces risk to the Portfolio. Variation margin, or changes in market value, are exchanged daily, but may not be netted between futures and cleared OTC derivatives.

Additional risks associated with each type of investment are described above within the respective security type notes. The Portfolio’s prospectus includes a discussion of the principal risks of investing in the Portfolio.

5. Investment Transactions

Aggregate cost of purchases and proceeds of sales of investment securities, excluding short-term securities, for the year ended December 31, 2013 were as follows:

Purchases		Sales
U.S. Government	Non U.S. Government	U.S. Government	Non U.S. Government
$0	$2,892,299,634	$0	$2,869,481,817

The Portfolio engaged in security transactions with other accounts managed by BlackRock Advisors, LLC that amounted to $1,591,998 in purchases and $1,592,350 in sales of investments, which are included above.

During the year ended December 31, 2013, the Portfolio engaged in security transactions with other affiliated portfolios. These amounted to $78,463,509 in purchases of investments, which are included above.

6. Investment Management Fees and Other Transactions with Affiliates

Investment Management Agreement - MetLife Advisers is the investment adviser to the Portfolio. The Trust has entered into an investment management agreement with MetLife Advisers with respect to the Portfolio. For providing investment management services to the Portfolio, MetLife Advisers receives monthly compensation at the following annual rates:

Management Fees earned by MetLife Advisers for the year ended December 31, 2013	% per annum	Average daily net assets
$12,538,309	0.730%	Of the first $1 billion
	0.650%	On amounts in excess of $1 billion

MetLife Advisers has entered into an investment subadvisory agreement with respect to the Portfolio. BlackRock Advisors, LLC is compensated by MetLife Advisers to provide subadvisory services for the Portfolio.

Management Fee Waivers - Pursuant to an expense agreement, MetLife Advisers has agreed, for the period April 29, 2013 through April 27, 2014, to reduce its advisory fees set out above under “Investment Management Agreement” for each class of the Portfolio as follows:

% per annum	Average daily net assets
0.025%	Over $	300 million and less than $1 billion

MSF-17

Metropolitan Series Fund

BlackRock Capital Appreciation Portfolio

Notes to Financial Statements—December 31, 2013—(Continued)

An identical expense agreement was in place for the period April 30, 2012 through April 28, 2013. Amounts waived for the year ended December 31, 2013 are shown as management fee waivers in the Statement of Operations.

Certain officers and trustees of the Trust may also be officers of the Adviser; however, such officers and trustees receive no compensation from the Trust.

During the year ended December 31, 2013, the Subadvisor voluntarily reimbursed the Portfolio for certain trading costs during a transition of the Portfolio. This reimbursement is reflected as net increase from payments by affiliates in the Statement of Operations.

Transfer Agency Agreement - MetLife serves as the transfer agent for the Trust. MetLife receives no fees for its services to the Trust under the transfer agency agreement.

Distribution and Service Fees - The Trust has a distribution agreement with MetLife Investors Distribution Company (“MIDC” or the “Distributor”) in which MIDC serves as the distributor for the Portfolio’s Class A, B and E Shares. MIDC is a wholly-owned subsidiary of MetLife Investors Group, Inc., an affiliate of the Adviser. The Trust has also adopted a Distribution and Service Plan under Rule 12b-1 of the 1940 Act for the Portfolio’s Class B and E Shares. Under the Distribution and Service Plan, the Class B and E Shares of the Portfolio pay a fee to compensate the Insurance Companies (or their affiliates) and other broker-dealers and financial intermediaries involved in the offer and sale of Portfolio shares for promoting or selling and servicing the Class B and E Shares. The fees under the Distribution and Service Plan for each class of the Portfolio’s shares are calculated as a percentage of the Portfolio’s average daily net assets that are attributable to that Class. Currently, the fee is 0.25% per year for Class B Shares and 0.15% per year for Class E Shares. Amounts incurred by the Portfolio for the year ended December 31, 2013 are shown as Distribution and service fees in the Statement of Operations.

Deferred Trustee Compensation - Each Trustee who is not currently an employee of the Adviser or any of its affiliates receives compensation from the Trust for his or her service to the Trust. A deferred compensation plan (the “Plan”) is available to the Trustees on a voluntary basis. Deferred amounts remain in the Trust until distributed in accordance with the provisions of the Plan. The value of a participating Trustee’s deferral account is based on theoretical investments of deferred amounts, on the normal payment dates in certain portfolios of the Trust or Met Investors Series Trust, an affiliate of the Trust, as designated by the participating Trustee. Changes in the value of participants’ deferral accounts are reflected as Trustees’ fees and expenses in the Statement of Operations. The portion of the accrued obligations allocated to the Portfolio under the Plan is reflected as Deferred trustees’ fees in the Statement of Assets and Liabilities.

7. Contractual Obligations

Under the Trust’s organizational documents, its officers and Trustees may be indemnified against certain liabilities and expenses arising out of the performance of their duties to the Trust. Additionally, the Trust has a variety of indemnification obligations under contracts with its service providers. The Trust’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Trust that have not yet occurred.

8. Income Tax Information

The tax character of distributions paid for the periods ended December 31, 2013 and 2012 was as follows:

Ordinary Income		Long-Term Capital Gain		Total
2013	2012	2013	2012	2013	2012
$14,533,902	$4,614,492	$—	$—	$14,533,902	$4,614,492

As of December 31, 2013, the components of distributable earnings (accumulated losses) on a federal income tax basis were as follows:

Undistributed Ordinary Income	Undistributed Long-Term Capital Gain	Net Unrealized Appreciation	Loss Carryforwards	Total
$1,618,167	$—	$452,085,929	$(3,511,856)	$450,192,240

The Portfolio utilizes the provisions of the federal income tax laws that provide for the carryforward of capital losses for prior years, offsetting such losses against any future realized capital gains. Under the Regulated Investment Company Modernization Act of 2010 (the “Act”), net capital losses recognized after December 22, 2010 may be carried forward indefinitely and their character is retained as short-term and/or long-term losses. Previously, net capital losses were carried forward for up to eight years and treated as short-term losses. As a transition rule, the Act requires that post-enactment net capital losses be used before pre-enactment net capital losses.

As of December 31, 2013, there were no post-enactment accumulated capital losses and the pre-enactment accumulated capital loss carryforwards expiring on December 31, 2017 were $3,511,856.

During the year ended December 31, 2013, the Portfolio utilized capital loss carryforwards of $285,463,710.

MSF-18

Metropolitan Series Fund

BlackRock Capital Appreciation Portfolio

Report of Independent Registered Public Accounting Firm

To the Shareholders of BlackRock Capital Appreciation Portfolio and the Board of Trustees of Metropolitan Series Fund:

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of BlackRock Capital Appreciation Portfolio, one of the portfolios constituting Metropolitan Series Fund, (the “Trust”) as of December 31, 2013, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Trust’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Trust is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Trust’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2013, by correspondence with the custodian and brokers; where replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the BlackRock Capital Appreciation Portfolio of Metropolitan Series Fund, as of December 31, 2013, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

Deloitte & Touche LLP

Boston, Massachusetts

February 26, 2014

MSF-19

Metropolitan Series Fund

Trustees and Officers of Metropolitan Series Fund

The Trustees and executive officers of the Trust, their ages and their principal occupations during the past five years are set forth below. Unless otherwise indicated, the business address of each is One Financial Center, Boston, MA 02111. Each Trustee who is deemed an “interested person,” as such term is defined in the 1940 Act, is indicated by an asterisk. Those Trustees who are not “interested persons” as defined in the 1940 Act are referred to as “Independent Trustees.” Additional information about the Trustees is available in the Statement of Additional Information, which is available without charge, upon request, by calling (800) 848-3854.

Trustees of the Trust

Name and Age	Position(s) Held with Registrant	Term of Office and Length of Time Served	Principal Occupation(s) During the Past 5 Years(1)	Number of Portfolios in Fund Complex(2) overseen	Other Directorships Held by Trustee During the Past 5 Years(1)
Interested Trustee
Elizabeth M. Forget* (47)	Trustee, Chairman of the Board, President and Chief Executive Officer	Indefinite; From May 2006 (President and Chief Executive Officer)/ August 2006 (Trustee and Chairman of the Board) to present	Senior Vice President, MetLife Inc.; President, MetLife Advisers, LLC and a predecessor company.	79	Trustee, Met Investors Series Trust (the “MIST Trust”);** various MetLife-affiliated boards.

Independent Trustees
Stephen M. Alderman (54)	Trustee	Indefinite; From April 2012 to present	Shareholder in the law firm of Garfield & Merel, Ltd.	79	Trustee, MIST Trust;** Director, International Truck Leasing Corp.

Robert J. Boulware (57)	Trustee	Indefinite; From April 2012 to present	Managing Director, Pilgrim Funds, LLC (private equity fund).	79	Trustee, MIST Trust;** Trustee, Vertical Capital Income Fund (closed-end fund); Director, Gainsco, Inc. (auto insurance).

Susan C. Gause (61)	Trustee	Indefinite; From April 2012 to present	Private Investor.	79	Trustee, MIST Trust;** Trustee, HSBC Funds.

Nancy Hawthorne (62)	Trustee	Indefinite; From May 2003 to present	Chief Executive Officer, Clerestory LLC (corporate advisor).	79	MIST Trust;** Director, THL Credit, Inc.**; Director, Avid Technology, Inc.**

Barbara A. Nugent (57)	Trustee	Indefinite; From January 2014 to present	President, True North Board Governance, LLC (consulting); until 2014, partner in the law firm of Stradley Ronon Stevens & Young, LLP.	79	Trustee, MIST Trust**; Director, Episcopal Healthcare Foundation; until 2014, member, Mutual Fund Directors Forum Advisory Board.

MSF-20

Metropolitan Series Fund

Trustees and Officers of Metropolitan Series Fund—(Continued)

Name and Age	Position(s) Held with Registrant	Term of Office and Length of Time Served	Principal Occupation(s) During the Past 5 Years(1)	Number of Portfolios in Fund Complex(2) overseen	Other Directorships Held by Trustee During the Past 5 Years(1)
Keith M. Schappert (62)	Trustee	Indefinite; From August 2009 to present	Principal, Schappert Consulting LLC (asset management consulting).	79	Trustee, MIST Trust;** Director, The Commonfund for Nonprofit Organizations; until 2011, Director, Trilogy Global Advisors; Director, Mirae Asset Discovery Funds,** Director, Calamos Investments.

Linda B. Strumpf (66)	Trustee	Indefinite; From May 2000 to present	Chair of the Investment Committee, Leona M. and Harry B. Helmsley Charitable Trust; until 2011, Chief Investment Officer, Leona M. and Harry B. Helmsley Charitable Trust.	79	Since 2012, Trustee, MIST Trust,** Trustee and Member of Investment Committee, The Pennsylvania State University.

Dawn M. Vroegop (47)	Trustee	Indefinite; From May 2009 to present	Private Investor.	79	Trustee, MIST Trust,** Trustee, Driehaus Mutual Funds; Director and Investment Committee Chair, City College of San Francisco Foundation.

Executive Officers of the Trust

Name and Age	Position(s) Held with Registrant	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years(1)
Elizabeth M. Forget (47)	President, Chief Executive Officer, Trustee and Chairman of the Board	From May 2006 (President and Chief Executive Officer)/ August 2006 (Trustee and Chairman of the Board) to present	See principal occupation information in the table above.

Jeffrey L. Bernier (42)	Vice President	From February 2008 to present	Vice President, MetLife, Inc.; Senior Vice President, MetLife Advisers, LLC and a predecessor company.

Peter H. Duffy (58)	Chief Financial Officer and Treasurer	From November 2000 to present	Senior Vice President, MetLife Advisers, LLC; Vice President, MetLife, Inc.

Andrew L. Gangolf (59)	Secretary	From May 2011 to present	Senior Vice President, MetLife Advisers, LLC; Senior Vice President & Assistant General Counsel, AllianceBerstein Investments, Inc.

Jeffrey P. Halperin (46)	Chief Compliance Officer	From November 2005 to present	Vice President, MetLife, Inc.; Chief Compliance Officer, MIST; Chief Compliance Officer, MSF Trust; Chief Compliance Officer, MetLife Advisers, LLC and a predecessor company; Chief Compliance Officer, MetLife Investment Management, LLC (formerly MetLife Investment Advisors Company, LLC).

Alan C. Leland, Jr. (61)	Vice President	From February 2005 to present	Treasurer and Chief Financial Officer, MetLife Advisers, LLC; Vice President, MetLife Group Inc.; Vice President, MetLife, Inc.

*	Ms. Forget is an “interested person” of the Trust because of her positions with MetLife Advisers, LLC and her ownership of securities issued by MetLife, Inc., the ultimate parent company of MetLife Advisers, LLC.
**	Indicates a directorship with a registered investment company or a company subject to the reporting requirements of the Securities Exchange Act of 1934, as amended.
(1)	Previous positions during the past five years with the Trust, MetLife, Inc. or the Adviser are omitted if not materially different.
(2)	The Fund Complex includes 49 Portfolios of the MIST Trust and 30 Portfolios of the Trust.

MSF-21

Metropolitan Series Fund

BlackRock Capital Appreciation Portfolio

Board of Trustees’ Consideration of Advisory and Sub-Advisory Agreements

At an in-person meeting of the Boards of Trustees (the “Board”) of Met Investors Series Trust and Metropolitan Series Fund (“MIST” and “MSF,” respectively, and collectively, the “Trusts”) held on November 19-20, 2013, the Board, including a majority of the Trustees who are not considered to be “interested persons” of the Trusts (the “Independent Trustees”) under the Investment Company Act of 1940, as amended (the “1940 Act”), approved for an annual period the continuation of each Trust’s advisory agreement (the “Advisory Agreement”) with MetLife Advisers, LLC (the “Adviser”) and the applicable sub-advisory agreements (each a “Sub-Advisory Agreement,” and collectively with the Advisory Agreement, the “Agreements”) between the Adviser and the investment sub-advisers (each a “Sub-Adviser,” and collectively, the “Sub-Advisers”) for each of the series of the Trusts, including the BlackRock Capital Appreciation Portfolio (each a “Portfolio,” and collectively, the “Portfolios”).1

In considering the Agreements, the Board reviewed a variety of materials provided by the Adviser and the Sub-Advisers relating to the Portfolios, including comparative performance, fee and expense information for an appropriate peer group of similar mutual funds, performance information for relevant benchmark indices and other information regarding the nature, extent and quality of services provided by the Adviser and the Sub-Advisers under their respective Agreements. The Board also took into account its experience with the Adviser and the Sub-Advisers and information provided to the Board in its meetings throughout the year with respect to the services provided by the Adviser and the Sub-Advisers, including quarterly performance reports prepared by management containing reviews of investment results, and periodic presentations from certain of the Sub-Advisers with respect to the Portfolios they manage. The Independent Trustees also assessed reports provided by the Board’s independent consultant, who reviewed and provided analyses regarding investment performance, fees and expenses, and other information provided by, or at the direction of, the Adviser and the Sub-Advisers, as more fully discussed below.

The Independent Trustees were separately advised by independent legal counsel throughout the process, and met with independent legal counsel in periodic executive sessions. Prior to voting to continue the Agreements at the November meeting, the Independent Trustees also received a memorandum from their independent counsel discussing the legal standards for their consideration of the proposed continuation of the Agreements. The Board also met in person with personnel of the Adviser on September 17, 2013 for the specific purpose of giving preliminary consideration to the proposed continuation of the Agreements and to request additional information they considered reasonably necessary to their deliberations. The Independent Trustees also discussed the proposed continuation of the Agreements in private sessions with their independent legal counsel at which no representatives of management were present.

In considering whether to approve the renewal of the Advisory Agreement with the Adviser and any applicable Sub-Advisory Agreements with respect to a Portfolio, the Board reviewed and analyzed the factors it deemed relevant, including: (1) the nature, extent and quality of the services to be provided to the Portfolios by the Adviser and the Sub-Advisers; (2) the performance of the Portfolios as compared to a peer group and an appropriate index; (3) the Adviser’s and each of the Sub-Adviser’s personnel and operations; (4) the financial condition of the Adviser and of the Sub-Advisers; (5) the level and method of computing each Portfolio’s advisory and sub-advisory fees; (6) the profitability of the Adviser under the Advisory Agreement and of certain of the Sub-Advisers under the Sub-Advisory Agreements; (7) any “fall-out” benefits to the Adviser, the Sub-Advisers and their affiliates (i.e., ancillary benefits realized by the Adviser, the Sub-Advisers or their affiliates from the Adviser’s or Sub-Advisers’ relationship with the Trusts); (8) the anticipated effect of growth in size on Portfolio expenses; (9) fees paid to certain of the Sub-Advisers by comparable institutional and retail accounts; and (10) possible conflicts of interest.

Nature, extent and quality of services. The Board evaluated the nature, extent and quality of the services that the Adviser, and the Sub-Advisers as relevant, have provided to the Portfolios. The Board considered the Adviser’s services as investment manager to the Portfolios, including services relating to the selection and oversight of the Sub-Advisers for the applicable Portfolios. The Board considered, among other things, the Adviser’s oversight of the provision of services to the Portfolios by the Sub-Advisers, including with respect to investment activities and trading practices, and the Sub-Adviser’s compliance with fund policies, objectives and Board directives, compliance policies and procedures and applicable law. The Adviser’s services in coordinating and overseeing the activities of the Trusts’ other service providers were also considered. The Board also evaluated the expertise and performance of the personnel of the Adviser who performed services for the Portfolios throughout the year.

The Board considered information received from the Trust’s Chief Compliance Officer (“CCO”) regarding the Portfolios’ compliance policies and procedures established pursuant to Rule 38a-l under the 1940 Act. The Board also evaluated the CCO’s ongoing reports concerning the CCO’s oversight of the risk assessment processes of the Sub-Advisers.

1 The Pyramis Managed Risk Portfolio recently commenced operations and, therefore, the Agreement with respect to this Portfolio was not up for renewal.

MSF-22

Metropolitan Series Fund

BlackRock Capital Appreciation Portfolio

Board of Trustees’ Consideration of Advisory and Sub-Advisory Agreements—(Continued)

With respect to the services provided by each of the Sub-Advisers, the Board considered, among other things, information provided to the Board by each Sub-Adviser. The Board considered the Sub-Adviser’s current level of staffing and its overall resources, as well as its compensation program. The Board reviewed each Sub-Adviser’s history and investment experience, as well as information regarding the qualifications, background and responsibilities of the Sub-Adviser’s investment and compliance personnel who provide services to the Portfolios. The Board also considered, among other things, the Sub-Adviser’s compliance program and any disciplinary history. The Board also took into account the Sub-Adviser’s risk assessment and monitoring process. The Board noted each Sub-Adviser’s regulatory history, including whether it was currently involved in any regulatory actions or investigations as well as material litigation, and any settlements and amelioratory actions undertaken, as appropriate. The Board also noted that the CCO and his staff conduct regular, periodic compliance reviews with each of the Sub-Advisers and present reports to the Independent Trustees regarding the same, which includes evaluating the regulatory compliance systems of the Sub-Advisers and procedures reasonably designed by them to help assure compliance with the federal securities laws, including issues related to late trading and market timing, best execution, fair value pricing, and proxy voting procedures, among others. The Board also took into account the financial condition of each Sub-Adviser. In its review, the Board also received and took into account information regarding any services and/or payments provided to the Adviser by the Sub-Advisers in connection with marketing activities.

The Board considered each Sub-Adviser’s investment process and philosophy. The Board took into account that each Sub-Adviser’s responsibilities include the development and maintenance of an investment program for the applicable Portfolio which is consistent with the Portfolio’s investment objectives, the selection of investment securities and the placement of orders for the purchase and sale of such securities, as well as the implementation of compliance controls related to performance of these services. The Board also reviewed each Sub-Adviser’s brokerage policies and practices.

Performance. The Board considered the performance of the Portfolios as described in the quarterly reports prepared by management, and as also analyzed in reports prepared by the Independent Trustees’ independent consultant. The Board noted that the Adviser reviews with the Board on a quarterly basis detailed information about the Portfolios’ performance results, portfolio composition and investment strategies. The Board also reviewed and considered a separate report prepared by Lipper Inc. (“Lipper”), an independent third party, which provided a statistical analysis comparing the Portfolios’ investment performance, expenses, and fees to comparable funds underlying variable insurance products (the “Performance Universe”). In addition, the Independent Trustees met separately with a representative of Bobroff Consulting, Inc., an independent consultant (“Bobroff), at a special board meeting in September 2013, to review the separate reports prepared by such consultant (“Bobroff Report”), which analyzed the report prepared by Lipper. The Board also considered each Portfolio’s more recent performance subsequent to the performance period covered by the Lipper reports, and management’s discussion of the same, including the effect of current market conditions on each Portfolio’s more recent performance.

The Board reviewed the Portfolios’ performance records and the Adviser’s and Sub-Advisers’ management styles and long-term performance records with the Portfolios and comparable funds. The Board focused particular attention on Portfolios with less favorable performance records. The Board was mindful of the Adviser’s focus on each Sub-Adviser’s performance and noted that the Adviser has been active in monitoring and responding to any performance issues with respect to the Portfolios. The Board also took into account its discussions with management regarding factors that contributed to the performance of the Portfolios.

Among other data relating specifically to the BlackRock Capital Appreciation Portfolio’s performance, the Board considered that the Portfolio underperformed the median of its Performance Universe and its Lipper Index for the one-, three- and five-year periods ended June 30, 2013. The Board further considered that the Portfolio underperformed its benchmark, the Russell 1000 Growth Index, for the one-, three- and five-year periods ended October 31, 2013. The Board also took into account management’s discussion of the Portfolio’s performance and the change in the Portfolio’s investment management team in January 2013.

Fees and Expenses. The Board gave consideration to the advisory fees payable under the Advisory Agreement and the sub-advisory fees payable under each of the Sub-Advisory Agreements. In this regard, the Board reviewed the advisory fees payable on a Portfolio-by-Portfolio basis based on information provided by the Adviser. The Independent Trustees, with the assistance of Bobroff, also examined the fees paid by a Portfolio in light of fees paid to other investment managers by comparable funds, as well as considered the fees charged by the Adviser to manage other comparable funds, as applicable. The Lipper report included comparisons of the Adviser’s fee schedule with that of its peers based on an asset-based analysis of relative fee structures according to the size of the Portfolio. In addition, the Board considered the Portfolios’ advisory and sub-advisory fees and total expenses as compared to similarly situated investment companies underlying variable insurance products deemed to be comparable to the Portfolios as determined by Lipper. The Board considered a Portfolio’s ranking within a smaller group of peer funds chosen by Lipper (the “Expense Group”), as well as the Portfolio’s ranking within broader groups of funds (the “Expense Universe” and the “Sub-advised Expense Universe”). The Board

MSF-23

Metropolitan Series Fund

BlackRock Capital Appreciation Portfolio

Board of Trustees’ Consideration of Advisory and Sub-Advisory Agreements—(Continued)

also considered a Portfolio’s contractual sub-advisory fees, as applicable, as compared to the Sub-advised Expense Universe as well as a smaller group of funds (the “Sub-advised Expense Group”). In comparing a Portfolio’s actual and contractual management fee to that of comparable funds, the Board noted that such fee includes both advisory and administrative fees.

The Board noted that the sub-advisory fees for the Portfolios are paid by the Adviser, not the Portfolios, out of the advisory fee. It was further noted that the Adviser negotiates such fees at arm’s length. The Board also considered that the Adviser had entered into expense limitation agreements with certain of the Portfolios, pursuant to which the Adviser has agreed to waive a portion of its advisory fee and/or reimburse certain expenses as a means of limiting a Portfolio’s total annual operating expenses. The Board further considered the amount of sub-advisory fees paid out by the Adviser and the amount of the management fees that it retained in light of the services performed by Sub-Advisers and Adviser, respectively.

With respect to the BlackRock Capital Appreciation Portfolio, the Board considered that the Portfolio’s total expenses (exclusive of 12b-1 fees) were below the Expense Universe median and the Sub-advised Expense Universe median but slightly above the Expense Group median. The Board also considered that the actual management fee was above the Expense Group median, the Expense Universe median and Sub-advised Expense Universe median. The Board noted that the Portfolio’s contractual management fees were above the asset-weighted average of the Expense Group at the Portfolio’s current size. The Board also noted that the Portfolio’s contractual sub-advisory fees were above the average of the Sub-advised Expense Group but below the average of the Sub-advised Expense Universe at the Portfolio’s current size. The Board noted that the Adviser had waived fees and/or reimbursed expenses during the past year.

Profitability. The Board examined the profitability of the Adviser on a Portfolio-by-Portfolio basis. The Board also considered that the Distributor, MetLife Investors Distribution Company, receives Rule 12b-1 payments to support the distribution of the products. The Board considered the profitability to the Sub-Advisers and their affiliates as a result of their relationships with the Portfolios, and the Board considered the ability of the Adviser to negotiate the Sub-Advisory Agreements and the fees thereunder at arm’s length. The Board also reviewed Portfolio specific data with regard to the profitability of the Portfolios to each Sub-Adviser, as available.

Economies of scale. The Board also considered the effect of the Portfolios’ growth in size on their fees. The Board noted that the fee schedules for most of the Portfolios contain breakpoints that reduce the fee rate above specified asset levels. The Board noted those Portfolios that did not contain breakpoints in the advisory fee and took into account management’s discussion of the same. The Board noted that those Portfolios with advisory fee schedules containing breakpoints generally reflect the inclusion of breakpoints in the sub-advisory fee schedule for such Portfolios. The Board considered the effective fees under the Advisory Agreement for a Portfolio as a percentage of assets at different asset levels and possible economies of scale that may be realized if the assets of the Portfolio grow. Among other data, the Board examined the effect of a Portfolio’s growth in size on various fee schedules and reviewed the Lipper and Bobroff Reports, which compared fees among peers. The Board also generally noted that if a Portfolio’s assets increase over time, the Portfolio may realize other economies of scale if assets increase proportionally more than certain other fixed expenses. In addition, the Board noted that the Adviser had taken a number of steps to date intended to share the benefits of economies of scale with contractholders.

With respect to the BlackRock Capital Appreciation Portfolio, the Board noted that the Portfolio’s advisory fee and sub-advisory fee each contains breakpoints that reduce the advisory fee rate on assets above certain specified asset levels. The Board considered the fact that the Portfolio’s fee levels decline as portfolio assets increase.

Other factors. As part of its evaluation of the Adviser’s compensation, the Board considered other benefits that may be realized by the Adviser and its affiliates from their relationship with the Trusts. Among them, the Board recognized that an affiliate of the Adviser, MetLife Investors Distribution Company, serves as the Distributor for the Trusts, and, as such, receives payments pursuant to Rule 12b-1 from the Portfolios to compensate it for providing shareholder services and selling activities, which could lead to growth in the Trusts’ assets and corresponding benefits from such growth, including economies of scale. The Board also considered that affiliates of the Adviser may benefit from certain indirect tax benefits relating to dividend received deductions and foreign tax credits. In conjunction with these considerations, the Board noted the costs of providing investment management and other services to the Portfolios and the ongoing commitment of the Adviser to the Portfolios.

The Board considered other benefits that may be realized by each Sub-Adviser and its affiliates from their relationship with the Trusts, including the opportunity to provide advisory services to additional portfolios of the Trusts and reputational benefits. In conjunction with these considerations, the Board noted the costs of providing investment advisory services to the Portfolios and the ongoing commitment of the Sub-Advisers to the Portfolios.

MSF-24

Metropolitan Series Fund

BlackRock Capital Appreciation Portfolio

Board of Trustees’ Consideration of Advisory and Sub-Advisory Agreements—(Continued)

The Board considered possible conflicts of interest in the form of material benefits or detriments to the Trusts resulting from the nature of the Trusts’ and the Adviser’s or the Sub-Advisers’ affiliations and the services that are provided to the Trusts, and the manner in which such conflicts were mitigated.

Conclusions. After full consideration of the factors discussed above, the Board, including a majority of the Independent Trustees, approved the Advisory Agreement and the Sub-Advisory Agreement, as applicable, with respect to each Portfolio, unless otherwise noted. In making its approvals, the Board concluded that the nature, extent and quality of services provided by the Adviser and each Sub-Adviser supported the renewal of the Agreements. The Board also concluded that the investment performance of each Fund was such that each Agreement should continue. In addition, the Board concluded that fees paid by a Portfolio to the Adviser and, if applicable, the Sub-Adviser appeared to be acceptable in light of nature, extent and quality of the services provided by the Adviser and Sub-Adviser. Further, the Board concluded that the Adviser’s profitability in providing services under the Advisory Agreements did not appear unreasonably high in light of the nature, extent and quality of the services provided by the Adviser. Finally, the Board concluded that the Advisory and Sub-Advisory fees in some measure share economies of scale with contractholders. In approving the renewal of each of the Agreements, the Board, including the Independent Trustees, did not identify any single factor as controlling, and generally attributed different weights to various factors for the various Portfolios. The Board evaluated all information available to them on a Portfolio-by-Portfolio basis, and their decisions were made separately with respect to each Portfolio.

MSF-25

Metropolitan Series Fund

BlackRock Large Cap Value Portfolio

Managed by BlackRock Advisors, LLC

Portfolio Manager Commentary*

PERFORMANCE

For the one year period ended December 31, 2013, the Class A, B, and E shares of the BlackRock Large Cap Value Portfolio returned 32.05%, 31.74%, and 31.88%, respectively. The Portfolio’s benchmark, the Russell 1000 Value Index1, returned 32.53%.

MARKET ENVIRONMENT / CONDITIONS

Most broad-based indices were up more than 30% in 2013, for the most part unscathed by ongoing political and economic uncertainty. Furthermore, accommodative monetary policy and the avoidance of major risks made 2013 a strong year for U.S. stocks and the Russell 1000 Value Index ended the year up by more than 30%.

U.S. stocks had an impressive start to the year, strongly outpacing most other developed markets and emerging market equities. The U.S. stock rally continued to gather momentum as investors latched onto the latest favorable data on the economy and corporate earnings.

While monetary policy was the main driving force behind the rally in risk assets, it was also the main culprit for the bouts of volatility during the year. In May, comments from the Federal Reserve (the “Fed”) suggesting a possible reduction of its bond-buying program before the end of 2013 roiled markets around the world. Equities plummeted and a dramatic increase in U.S. Treasury yields resulted in tumbling bond prices. Risk assets rebounded in late June, however, when the Fed’s tone turned more dovish, and improving economic indicators and better corporate earnings helped extend gains through most of the summer.

The Fed defied market expectations with its decision to delay tapering in the fall. Easing of earlier political tensions boosted investor sentiment, but higher volatility returned in late September when the U.S. Treasury Department warned that the national debt would soon breach its statutory maximum. The ensuing political brinksmanship led to a partial government shut-down, roiling global financial markets through the first half of October. The rally quickly resumed when politicians engineered a compromise to reopen the government and extend the debt ceiling, at least temporarily. By the end of 2013, concern that economic strength and political stability would lead to a hawkish Fed was confirmed by the December announcement of starting to taper bond purchases by $10 billion per month beginning in January 2014.

PORTFOLIO REVIEW / PERIOD END POSITIONING

The Portfolio underperformed the Russell 1000 Value Index during the 12-month period. Negative performance in the Health Care, Information Technology (“IT”), and Energy sectors detracted from relative performance. In Health Care, weakness was most notable among for-profit health insurers in the Providers & Services industry, where UnitedHealth Group had the greatest negative impact. Positioning in the Pharmaceuticals industry was an additional source of weakness.

Within the IT sector, the Computers & Peripherals industry was the largest detractor. Positioning in Apple, Inc. was a notable detractor as the stock tumbled amid investors’ increasing concerns about weakening profit margins and the company’s ability to continue to innovate and drive demand for its products. An additional drag on performance came from underexposure to Hewlett-Packard Co., which performed well.

Oil, Gas & Consumable Fuel holdings were the greatest detractors in the Energy sector. In addition, volatility in crude oil prices and the narrowing of crack spreads (i.e., the difference between the price of crude oil and prices of the petroleum products derived from it) raised concerns about the sustainability of profit margins for oil refiners held by the Portfolio, including PBF Energy, Inc. Shares of Canadian Oil & Gas Refiner Suncor Energy, Inc., also detracted.

Conversely, an intentional underweight in expensive, defensive segments contributed meaningfully to performance relative to the benchmark index. An analysis of real estate investment trusts (“REITs”) and the Consumer Staples, Utilities, and Telecommunication Services (Telecom) sectors in early 2013 suggested that relative valuations in these sectors represented a premium to the rest of the market that was nearly as high as any seen in the last 35 years. This confirmed our view and during the year, we widened already existing underweights and remained mostly underweight throughout the year.

Elsewhere in the Portfolio, stock selection proved beneficial in the Industrials, Financials, Materials sectors and in select positions in the Consumer Discretionary sector. Within Industrials, United Continental (“UAL”) performed well as industry pricing data points remained positive and the Department of Justice approved the merger of American Airlines and U.S. Airways, which will likely lead to further consolidation of the U.S. airline industry. UAL also held an “investor day” during which it outlined aggressive cost-saving initiatives and a strong outlook for earnings growth. Our position in The Boeing Co. was also a top contributor.

In addition to not owning REITs, an overweight in U.S. money center banks such as Bank of America boosted returns in the Financials sector. Within Materials, an underweight in the Metals & Mining industry and positions in the Containers & Packaging industry drove returns. Within Consumer Discretionary, Twenty-First Century Fox was a significant contributor as shares soared following the completed spin-off transaction of the News Corp. publishing division, a catalyst we had anticipated would highlight the strong growth and capital allocation characteristics of the company.

On December 2, 2013, the Portfolio transitioned to a new portfolio management team led by Bart Geer with Carrie King assisting. This management transition naturally involved repositioning which was completed by December 16, 2013. Thus many of the previously mentioned holdings are no longer in the Portfolio.

MSF-1

Metropolitan Series Fund

BlackRock Large Cap Value Portfolio

Managed by BlackRock Advisors, LLC

Portfolio Manager Commentary*—(Continued)

At period-end, the Portfolio held notable overweights relative to the Russell 1000 Value Index in the Health Care, Consumer Discretionary, and Financials sectors, while holding significant underweights in Industrials, Utilities, and Telecommunication Services.

Peter Stournaras

Portfolio Manager (January 1, 2013 – December 1, 2013)

Bart Geer

Carrie King

Portfolio Managers (December 2, 2013 – December 31, 2013)

BlackRock Advisors, LLC

* This commentary may include statements that constitute “forward-looking statements” under the U.S. securities laws. Forward-looking statements include, among other things, projections, estimates, and information about possible or future results related to the Portfolio, market or regulatory developments. The views expressed above are not guarantees of future performance or economic results and involve certain risks, uncertainties and assumptions that could cause actual outcomes and results to differ materially from the views expressed herein. The views expressed above are subject to change at any time based upon economic, market, or other conditions and the subadvisory firm undertakes no obligation to update the views expressed herein. Any discussions of specific securities should not be considered a recommendation to buy or sell those securities. The views expressed above (including any forward-looking statement) may not be relied upon as investment advice or as an indication of the Portfolio’s trading intent. Information about the Portfolio’s holdings, asset allocation or country diversification is historical and is not an indication of future Portfolio composition, which may vary. Direct investment in any index is not possible. The performance of any index mentioned in this commentary has not been adjusted for ongoing management, distribution and operating expenses, and sales charges applicable to mutual fund investments. In addition, the returns do not reflect additional fees charged by separate accounts or variable insurance contracts that an investor in the Portfolio may pay. If these additional fees were reflected, performance would have been lower.

MSF-2

Metropolitan Series Fund

BlackRock Large Cap Value Portfolio

A $10,000 INVESTMENT COMPARED TO THE RUSSELL 1000 VALUE INDEX

AVERAGE ANNUAL RETURNS (%) (FOR THE YEAR ENDED DECEMBER 31, 2013)

	1 Year	5 Year	10 Year
BlackRock Large Cap Value Portfolio
Class A	32.05	13.41	6.12
Class B	31.74	13.14	5.85
Class E	31.88	13.25	5.96
Russell 1000 Value Index	32.53	16.67	7.58

1 The Russell 1000 Value Index is an unmanaged measure of the largest capitalized U.S. domiciled companies with a less than average growth orientation. Companies in this Index generally have a low price-to-book and price-to-earnings ratio, higher dividend yields and lower forecasted growth values.

Portfolio performance is calculated including reinvestment of all income and capital gain distributions. Performance numbers are net of all Portfolio expenses but do not include any insurance, sales, separate account or administrative charges of variable annuity or life insurance contracts or any additional expenses that participants may bear relating to the operations of their plans. If these charges were included, the returns would be lower. The performance of any index referenced above has not been adjusted for ongoing management, distribution and operating expenses, and sales charges applicable to mutual fund investments. Direct investment in any index is not possible. The performance of Class A shares, as set forth in the line graph above, will differ from that of other classes because of the difference in expenses paid by policyholders investing in the different share classes.

This information represents past performance and is not indicative of future results. Investment return and principal value may fluctuate so that shares, upon redemption, may be worth more or less than the original cost.

PORTFOLIO COMPOSITION AS OF DECEMBER 31, 2013

Top Holdings

% of Net Assets
JPMorgan Chase & Co.	4.2
Citigroup, Inc.	4.1
Exxon Mobil Corp.	3.5
Pfizer, Inc.	3.4
Marathon Oil Corp.	3.3
Medtronic, Inc.	3.0
Cisco Systems, Inc.	2.8
Wells Fargo & Co.	2.4
Viacom, Inc.—Class B	2.4
Microsoft Corp.	2.3

Top Sectors

% of Market Value of Total Long-Term Investments
Financials	31.1
Health Care	17.1
Energy	16.6
Consumer Discretionary	10.6
Information Technology	10.1
Industrials	5.4
Consumer Staples	3.8
Utilities	3.0
Materials	2.3

MSF-3

Metropolitan Series Fund

BlackRock Large Cap Value Portfolio

Understanding Your Portfolio’s Expenses

Shareholder Expense Example

As a shareholder of the Portfolio, you incur ongoing costs, including management fees; distribution and service (12b-1) fees; and other Portfolio expenses. This example is intended to help you understand your ongoing costs (in dollars) (referred to as “expenses”) of investing in the Portfolio and compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period, July 1, 2013 through December 31, 2013.

Actual Expenses

The first line for each share class of the Portfolio in the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested in the particular share class of the Portfolio, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line for each share class of the Portfolio in the table below provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any fees or charges of your variable insurance product or any additional expenses that participants in certain eligible qualified plans may bear relating to the operations of their plan. Therefore, the second line for each share class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these other costs were included, your costs would have been higher.

BlackRock Large Cap Value Portfolio		Annualized Expense Ratio	Beginning Account Value July 1, 2013	Ending Account Value December 31, 2013	Expenses Paid During Period** July 1, 2013 to December 31, 2013
Class A(a)	Actual	0.56%	$1,000.00	$1,150.20	$3.04
	Hypothetical*	0.56%	$1,000.00	$1,022.38	$2.85

Class B(a)	Actual	0.81%	$1,000.00	$1,148.20	$4.39
	Hypothetical*	0.81%	$1,000.00	$1,021.12	$4.13

Class E(a)	Actual	0.71%	$1,000.00	$1,148.80	$3.85
	Hypothetical*	0.71%	$1,000.00	$1,021.63	$3.62

* Hypothetical assumes a rate of return of 5% per year before expenses.

** Expenses paid are equal to the Portfolio’s annualized expense ratio for the most recent six month period, as shown above, multiplied by the average account value over the period, multiplied by the number of days (184 days) in the most recent fiscal half-year, divided by 365 (to reflect the one-half year period).

(a) The annualized expense ratio shown reflects the impact of the management fee waiver as described in Note 6 of the Notes to Financial Statements.

MSF-4

Metropolitan Series Fund

BlackRock Large Cap Value Portfolio

Schedule of Investments as of December 31, 2013

Common Stocks—99.3% of Net Assets

Security Description	Shares	Value

Aerospace & Defense—3.9%
Boeing Co. (The)	76,700	$10,468,783
Honeywell International, Inc.	228,300	20,859,771
Northrop Grumman Corp.	233,000	26,704,130
Raytheon Co.	226,775	20,568,492

		78,601,176

Airlines—0.4%
Delta Air Lines, Inc.	286,800	7,878,396

Auto Components—1.9%
Lear Corp. (a)	349,100	28,266,627
TRW Automotive Holdings Corp. (b)	120,348	8,952,688

		37,219,315

Automobiles—1.9%
Ford Motor Co.	340,600	5,255,458
General Motors Co. (b)	798,600	32,638,782

		37,894,240

Capital Markets—1.0%
Morgan Stanley	404,800	12,694,528
State Street Corp.	90,700	6,656,473

		19,351,001

Chemicals—2.0%
Akzo Nobel NV (ADR) (a)	545,500	14,112,085
Ashland, Inc.	103,600	10,053,344
Celanese Corp. - Series A	3,600	199,116
LyondellBasell Industries NV - Class A	185,000	14,851,800

		39,216,345

Commercial Banks—3.7%
Regions Financial Corp.	1,773,721	17,542,101
U.S. Bancorp	223,850	9,043,540
Wells Fargo & Co.	1,064,700	48,337,380

		74,923,021

Communications Equipment—3.6%
Cisco Systems, Inc.	2,506,300	56,266,435
Telefonaktiebolaget LM Ericsson (ADR)	1,231,200	15,069,888

		71,336,323

Computers & Peripherals—0.1%
Apple, Inc.	3,600	2,019,996

Consumer Finance—4.3%
Capital One Financial Corp.	579,300	44,380,173
Discover Financial Services	757,250	42,368,137

		86,748,310

Diversified Financial Services—9.6%
Citigroup, Inc.	1,573,851	82,013,375
JPMorgan Chase & Co.	1,449,837	84,786,468

Diversified Financial Services—(Continued)
NASDAQ OMX Group, Inc. (The)	662,775	$26,378,445

		193,178,288

Electric Utilities—0.4%
Edison International	178,310	8,255,753

Electronic Equipment, Instruments & Components—0.4%
Corning, Inc.	434,400	7,741,008

Energy Equipment & Services—0.5%
Halliburton Co.	198,600	10,078,950

Food & Staples Retailing—2.5%
CVS Caremark Corp.	136,150	9,744,256
Kroger Co. (The)	929,300	36,735,229
Walgreen Co.	60,500	3,475,120

		49,954,605

Gas Utilities—0.7%
UGI Corp.	347,400	14,403,204

Health Care Equipment & Supplies—7.2%
Baxter International, Inc.	43,200	3,004,560
Hologic, Inc. (a) (b)	113,900	2,545,665
Medtronic, Inc.	1,032,500	59,255,175
St. Jude Medical, Inc.	658,467	40,792,031
Zimmer Holdings, Inc.	424,600	39,568,474

		145,165,905

Health Care Providers & Services—0.7%
Quest Diagnostics, Inc. (a)	254,800	13,641,992

Household Durables—1.5%
Garmin, Ltd. (a)	53,950	2,493,569
Newell Rubbermaid, Inc.	852,400	27,626,284

		30,119,853

Household Products—1.3%
Energizer Holdings, Inc.	241,700	26,161,608
Kimberly-Clark Corp.	3,800	396,948

		26,558,556

Independent Power Producers & Energy Traders—1.8%
AES Corp. (The)	2,497,800	36,243,078

Industrial Conglomerates—1.0%
General Electric Co.	694,600	19,469,638

Insurance—11.4%
ACE, Ltd.	263,000	27,228,390
Aflac, Inc.	412,900	27,581,720
Genworth Financial, Inc. - Class A (b)	1,710,600	26,565,618
Hartford Financial Services Group, Inc.	847,500	30,704,925
Lincoln National Corp.	593,500	30,636,470
PartnerRe, Ltd.	19,100	2,013,713

See accompanying notes to financial statements.

MSF-5

Metropolitan Series Fund

BlackRock Large Cap Value Portfolio

Schedule of Investments as of December 31, 2013

Common Stocks—(Continued)

Security Description	Shares	Value

Insurance—(Continued)
Prudential Financial, Inc.	422,500	$38,962,950
Travelers Cos., Inc. (The)	274,400	24,844,176
XL Group plc	598,100	19,043,504

		227,581,466

IT Services—0.9%
Western Union Co. (The) (a)	1,103,500	19,035,375

Media—4.5%
Comcast Corp. - Special Class A	329,400	16,430,472
Time Warner, Inc.	375,700	26,193,804
Viacom, Inc. - Class B	550,700	48,098,138

		90,722,414

Metals & Mining—0.3%
Reliance Steel & Aluminum Co.	88,500	6,711,840

Multiline Retail—0.7%
Kohl’s Corp.	213,200	12,099,100
Macy’s, Inc.	37,200	1,986,480

		14,085,580

Office Electronics—0.7%
Xerox Corp.	1,076,500	13,101,005

Oil, Gas & Consumable Fuels—16.0%
Apache Corp.	218,900	18,812,266
Cobalt International Energy, Inc. (b)	910,300	14,974,435
Exxon Mobil Corp.	700,225	70,862,770
Gulfport Energy Corp. (b)	347,500	21,944,625
Marathon Oil Corp.	1,872,200	66,088,660
Marathon Petroleum Corp.	370,826	34,015,869
Phillips 66	76,800	5,923,584
Suncor Energy, Inc.	800,800	28,068,040
Total S.A. (ADR)	456,800	27,988,136
Valero Energy Corp.	631,700	31,837,680

		320,516,065

Paper & Forest Products—0.0%
International Paper Co.	12,900	632,487

Pharmaceuticals—9.1%
AstraZeneca plc (ADR) (a)	591,800	35,135,166
Eli Lilly & Co.	789,225	40,250,475
Hospira, Inc. (b)	158,800	6,555,264
Johnson & Johnson	165,775	15,183,332
Merck & Co., Inc.	56,265	2,816,063
Pfizer, Inc.	2,230,775	68,328,639
Teva Pharmaceutical Industries, Ltd. (ADR)	350,900	14,064,072

		182,333,011

Real Estate Management & Development—0.9%
CBRE Group, Inc. - Class A (b)	143,600	3,776,680

Real Estate Management & Development—(Continued)
Jones Lang LaSalle, Inc.	142,000	14,539,380

		18,316,060

Semiconductors & Semiconductor Equipment—0.6%
KLA-Tencor Corp.	22,200	1,431,012
Teradyne, Inc. (a) (b)	574,308	10,119,307

		11,550,319

Software—3.8%
Microsoft Corp.	1,243,100	46,529,233
Oracle Corp.	413,500	15,820,510
Symantec Corp.	609,100	14,362,578

		76,712,321

Total Common Stocks (Cost $1,808,374,376)		1,991,296,896

Convertible Preferred Stock—0.1%

Machinery—0.1%
Stanley Black & Decker, Inc. (Cost $1,379,332)	13,600	1,403,520

Short-Term Investments—5.3%

Mutual Fund—5.0%
State Street Navigator Securities Lending MET Portfolio (c)	99,975,719	99,975,719

Repurchase Agreement—0.3%
Fixed Income Clearing Corp. Repurchase Agreement dated 12/31/13 at 0.000% to be repurchased at $6,079,000 on 01/02/14, collateralized by $6,205,000 U.S. Treasury Bill at 0.000% due 06/19/14 with a value of $6,201,898.	6,079,000	6,079,000

Total Short-Term Investments (Cost $106,054,719)		106,054,719

Total Investments—104.7% (Cost $1,915,808,427) (d)		2,098,755,135
Other assets and liabilities (net)—(4.7)%		(94,191,451)

Net Assets—100.0%		$2,004,563,684

*	Principal amount stated in U.S. dollars unless otherwise noted.
(a)	All or a portion of the security was held on loan. As of December 31, 2013, the market value of securities loaned was $97,529,205 and the collateral received consisted of cash in the amount of $99,975,719. The cash collateral is invested in a money market fund managed by an affiliate of the custodian.
(b)	Non-income producing security.

See accompanying notes to financial statements.

MSF-6

Metropolitan Series Fund

BlackRock Large Cap Value Portfolio

Schedule of Investments as of December 31, 2013

(c)	Represents investment of cash collateral received from securities lending transactions.
(d)	As of December 31, 2013, the aggregate cost of investments for federal income tax purposes was $1,926,016,791. The aggregate unrealized appreciation and depreciation of investments were $191,225,734 and $(18,487,390), respectively, resulting in net unrealized appreciation of $172,738,344 for federal income tax purposes.
(ADR)—	An American Depositary Receipt is a certificate issued by a custodian bank representing the right to receive securities of the foreign issuer described. Trading on exchanges not located in the United States or Canada significantly influences the value of ADRs.

Fair Value Hierarchy

Accounting principles generally accepted in the United States of America (“GAAP”) define fair market value as the price that the Portfolio would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. It establishes a fair value hierarchy that prioritizes inputs to valuation methods and requires disclosure of the fair value hierarchy that segregates fair value measurements into three levels. Levels 1, 2 and 3 of the fair value hierarchy are defined as follows:

Level 1 - unadjusted quoted prices in active markets for identical investments

Level 2 - other significant observable inputs (including, but not limited to, unadjusted quoted prices for similar investments in markets that are either active or inactive; inputs other than quoted prices that are observable such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks, default rates, etc.)

Level 3 - significant unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are unavailable (including the Portfolio’s own assumptions in determining the fair value of investments)

The inputs or methodologies used for valuing investments are not necessarily an indication of the risk associated with investing in them. Changes to the inputs or methodologies used may result in transfers between levels, which will be recognized as of the beginning of the reporting period. Information on transfers between Level 1 and Level 2, if any, will be disclosed following the fair value hierarchy table below. A reconciliation of Level 3 securities, if any, will also be disclosed following the fair value hierarchy table. For more information about the Portfolio’s policy regarding the valuation of investments, please refer to the Notes to Financial Statements.

The following table summarizes the fair value hierarchy of the Portfolio’s investments as of December 31, 2013:

Description	Level 1	Level 2	Level 3	Total
Total Common Stocks*	$1,991,296,896	$—	$—	$1,991,296,896
Total Convertible Preferred Stock*	1,403,520	—	—	1,403,520
Short-Term Investments
Mutual Fund	99,975,719	—	—	99,975,719
Repurchase Agreement	—	6,079,000	—	6,079,000
Total Short-Term Investments	99,975,719	6,079,000	—	106,054,719
Total Investments	$2,092,676,135	$6,079,000	$—	$2,098,755,135

Collateral for Securities Loaned (Liability)	$—	$(99,975,719)	$—	$(99,975,719)

*	See Schedule of Investments for additional detailed categorizations.

See accompanying notes to financial statements.

MSF-7

Metropolitan Series Fund

BlackRock Large Cap Value Portfolio

Statement of Assets and Liabilities

December 31, 2013

Assets
Investments at value (a) (b)	$2,098,755,135
Cash	198,355
Receivable for:
Investments sold	20,365,398
Fund shares sold	281,850
Dividends	1,703,591
Prepaid expenses	5,196

Total Assets	2,121,309,525
Liabilities
Collateral for securities loaned	99,975,719
Payables for:
Investments purchased	14,761,244
Fund shares redeemed	1,303,628
Accrued expenses:
Management fees	509,195
Distribution and service fees	65,812
Deferred trustees’ fees	48,242
Other expenses	82,001

Total Liabilities	116,745,841

Net Assets	$2,004,563,684

Net assets consist of:
Paid in surplus	$1,344,578,405
Undistributed net investment income	24,435,426
Accumulated net realized gain	452,603,145
Unrealized appreciation on investments	182,946,708

Net Assets	$2,004,563,684

Net Assets
Class A	$1,666,090,780
Class B	278,606,205
Class E	59,866,699
Capital Shares Outstanding*
Class A	138,652,906
Class B	23,357,555
Class E	5,002,326
Net Asset Value, Offering Price and Redemption Price Per Share
Class A	$12.02
Class B	11.93
Class E	11.97

*	The Portfolio is authorized to issue an unlimited number of shares.
(a)	Identified cost of investments was $1,915,808,427.
(b)	Includes securities loaned at value of $97,529,205.

Statement of Operations

Year Ended December 31, 2013

Investment Income
Dividends (a)	$36,063,958
Interest	3,985
Securities lending income	336,508

Total investment income	36,404,451
Expenses
Management fees	11,794,670
Administration fees	34,079
Custodian and accounting fees	133,222
Distribution and service fees—Class B	645,390
Distribution and service fees—Class E	82,830
Audit and tax services	37,723
Legal	27,754
Trustees’ fees and expenses	44,794
Shareholder reporting	68,517
Insurance	9,645
Miscellaneous	13,594

Total expenses	12,892,218
Less management fee waiver	(1,098,940)

Net expenses	11,793,278

Net Investment Income	24,611,173

Net Realized and Unrealized Gain
Net realized gain on:
Investments	466,982,923
Net increase from payments by affiliates (b)	934,692
Futures contracts	655,210
Foreign currency transactions	1,171

Net realized gain	468,573,996

Net change in unrealized appreciation on investments	24,861,022

Net realized and unrealized gain	493,435,018

Net Increase in Net Assets from Operations	$518,046,191

(a)	Net of foreign withholding taxes of $167,463.
(b)	See Note 6 of the Notes to Financial Statements.

See accompanying notes to financial statements.

MSF-8

Metropolitan Series Fund

BlackRock Large Cap Value Portfolio

Statements of Changes in Net Assets

	Year Ended December 31, 2013	Year Ended December 31, 2012
Increase (Decrease) in Net Assets:
From Operations
Net investment income	$24,611,173	$26,280,266
Net realized gain	468,573,996	98,658,393
Net change in unrealized appreciation	24,861,022	60,208,297

Increase in net assets from operations	518,046,191	185,146,956

From Distributions to Shareholders
Net investment income
Class A	(22,342,316)	(15,946,608)
Class B	(3,019,181)	(3,183,756)
Class E	(698,604)	(743,261)
Net realized capital gains
Class A	(86,380,800)	(155,325,246)
Class B	(13,883,657)	(36,212,657)
Class E	(2,986,287)	(7,941,634)

Total distributions	(129,310,845)	(219,353,162)

Increase (decrease) in net assets from capital share transactions	(75,741,307)	524,069,312

Total increase in net assets	312,994,039	489,863,106

Net Assets
Beginning of period	1,691,569,645	1,201,706,539

End of period	$2,004,563,684	$1,691,569,645

Undistributed Net Investment Income
End of period	$24,435,426	$25,900,568

Other Information:

Capital Shares

Transactions in capital shares were as follows:

	Year Ended December 31, 2013		Year Ended December 31, 2012
	Shares	Value	Shares	Value
Class A
Sales	5,678,161	$62,157,473	41,753,329	$392,781,573
Reinvestments	10,905,026	108,723,116	18,337,457	171,271,854
Redemptions	(22,293,363)	(243,089,360)	(6,623,469)	(69,237,623)

Net increase (decrease)	(5,710,176)	$(72,208,771)	53,467,317	$494,815,804

Class B
Sales	1,990,621	$21,535,137	2,184,800	$21,522,198
Reinvestments	1,703,915	16,902,838	4,240,733	39,396,413
Redemptions	(3,924,903)	(42,703,963)	(3,481,801)	(34,082,409)

Net increase (decrease)	(230,367)	$(4,265,988)	2,943,732	$26,836,202

Class E
Sales	899,485	$9,788,145	502,087	$4,978,153
Reinvestments	370,713	3,684,891	931,856	8,684,895
Redemptions	(1,171,740)	(12,739,584)	(1,150,967)	(11,245,742)

Net increase	98,458	$733,452	282,976	$2,417,306

Increase (decrease) derived from capital shares transactions		$(75,741,307)		$524,069,312

See accompanying notes to financial statements.

MSF-9

Metropolitan Series Fund

BlackRock Large Cap Value Portfolio

Financial Highlights

Selected per share data
	Class A
	Year Ended December 31,
	2013	2012	2011	2010	2009
Net Asset Value, Beginning of Period	$9.80	$10.36	$10.23	$9.46	$8.66

Income (Loss) from Investment Operations
Net investment income (a)	0.15	0.17	0.15	0.13	0.14
Net realized and unrealized gain on investments	2.84	1.21	0.10	0.74	0.80

Total from investment operations	2.99	1.38	0.25	0.87	0.94

Less Distributions
Distributions from net investment income	(0.16)	(0.18)	(0.12)	(0.10)	(0.14)
Distributions from net realized capital gains	(0.61)	(1.76)	0.00	0.00	0.00

Total distributions	(0.77)	(1.94)	(0.12)	(0.10)	(0.14)

Net Asset Value, End of Period	$12.02	$9.80	$10.36	$10.23	$9.46

Total Return (%) (b)	32.05 (c)	14.28	2.35	9.22	11.21

Ratios/Supplemental Data
Gross ratio of expenses to average net assets (%)	0.65	0.66	0.66	0.65	0.67
Net ratio of expenses to average net assets (%) (d)	0.59	0.63	0.63	065	0.67
Ratio of net investment income to average net assets (%)	1.35	1.80	1.41	1.34	1.61
Portfolio turnover rate (%)	113	107	107	135	113
Net assets, end of period (in millions)	$1,666.1	$1,414.2	$941.4	$1,643.5	$1,671.2

	Class B
	Year Ended December 31,
	2013	2012	2011	2010	2009
Net Asset Value, Beginning of Period	$9.73	$10.30	$10.18	$9.42	$8.61

Income (Loss) from Investment Operations
Net investment income (a)	0.12	0.15	0.14	0.10	0.12
Net realized and unrealized gain on investments	2.82	1.20	0.08	0.74	0.80

Total from investment operations	2.94	1.35	0.22	0.84	0.92

Less Distributions
Distributions from net investment income	(0.13)	(0.16)	(0.10)	(0.08)	(0.11)
Distributions from net realized capital gains	(0.61)	(1.76)	0.00	0.00	0.00

Total distributions	(0.74)	(1.92)	(0.10)	(0.08)	(0.11)

Net Asset Value, End of Period	$11.93	$9.73	$10.30	$10.18	$9.42

Total Return (%) (b)	31.74 (c)	13.97	2.05	8.92	11.05

Ratios/Supplemental Data
Gross ratio of expenses to average net assets (%)	0.90	0.91	0.91	0.90	0.92
Net ratio of expenses to average net assets (%) (d)	0.84	0.88	0.88	0.90	0.92
Ratio of net investment income to average net assets (%)	1.10	1.52	1.30	1.08	1.41
Portfolio turnover rate (%)	113	107	107	135	113
Net assets, end of period (in millions)	$278.6	$229.5	$212.6	$200.8	$173.2

Please see following page for Financial Highlights footnote legend.

See accompanying notes to financial statements.

MSF-10

Metropolitan Series Fund

BlackRock Large Cap Value Portfolio

Financial Highlights

Selected per share data
	Class E
	Year Ended December 31,
	2013	2012	2011	2010	2009
Net Asset Value, Beginning of Period	$9.76	$10.32	$10.20	$9.44	$8.63

Income (Loss) from Investment Operations
Net investment income (a)	0.13	0.16	0.14	0.11	0.13
Net realized and unrealized gain on investments	2.83	1.21	0.09	0.74	0.80

Total from investment operations	2.96	1.37	0.23	0.85	0.93

Less Distributions
Distributions from net investment income	(0.14)	(0.17)	(0.11)	(0.09)	(0.12)
Distributions from net realized capital gains	(0.61)	(1.76)	0.00	0.00	0.00

Total distributions	(0.75)	(1.93)	(0.11)	(0.09)	(0.12)

Net Asset Value, End of Period	$11.97	$9.76	$10.32	$10.20	$9.44

Total Return (%) (b)	31.88 (c)	14.14	2.13	9.00	11.18

Ratios/Supplemental Data
Gross ratio of expenses to average net assets (%)	0.80	0.81	0.81	0.80	0.82
Net ratio of expenses to average net assets (%) (d)	0.74	0.78	0.78	0.80	0.82
Ratio of net investment income to average net assets (%)	1.20	1.62	1.37	1.18	1.55
Portfolio turnover rate (%)	113	107	107	135	113
Net assets, end of period (in millions)	$59.9	$47.9	$47.7	$53.5	$57.5

(a)	Per share amounts based on average shares outstanding during the period.
(b)	Total return does not reflect any insurance, sales, separate account or administrative charges of variable annuity or life insurance contracts or any additional expenses that contract owners may bear under their variable contracts. If these charges were included, the returns would be lower.
(c)	In 2013 0.11%, 0.11% and 0.11% of the Portfolio’s total return for Class A, Class B and Class E, respectively, consists of a voluntary reimbursement by the subadvisor (See Note 6 of the Notes to Financial Statements). Excluding this item, total return would have been 31.94%, 31.63% and 31.77% for Class A, Class B and Class E, respectively.
(d)	Net ratio of expenses to average net assets includes the effect of management fee waivers as detailed in Note 6 of the Notes to Financial Statements.

See accompanying notes to financial statements.

MSF-11

Metropolitan Series Fund

BlackRock Large Cap Value Portfolio

Notes to Financial Statements—December 31, 2013

1. Organization

Metropolitan Series Fund (the “Trust”) is organized as a Delaware statutory trust and registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. The Trust is currently comprised of thirty series, each of which operates as a distinct investment vehicle of the Trust. The portfolio included in this report is BlackRock Large Cap Value Portfolio (the “Portfolio”), which is diversified. Shares in the Portfolio are not offered directly to the general public and are currently available only to separate accounts established by Metropolitan Life Insurance Company (“MetLife”) and other affiliated life insurance companies.

The Portfolio has registered and offers three classes of shares: Class A, B, and E shares. Shares of each Class of the Portfolio represent an equal pro rata interest in the Portfolio and generally give the shareholder the same voting, dividend, liquidation, and other rights. Investment income, realized and unrealized capital gains and losses, the common expenses of the Portfolio, and certain Portfolio-level expense reductions, if any, are allocated on a pro rata basis to each Class based on the relative net assets of each Class to the net assets of the Portfolio. Each Class of shares differs in its respective distribution plan and such distribution expenses are allocated to that Class.

2. Significant Accounting Policies

The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America (“GAAP”) requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities as of the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates. In the preparation of these financial statements, management has evaluated events and transactions subsequent to December 31, 2013 through the date the financial statements were issued.

The following is a summary of significant accounting policies consistently followed by the Portfolio in the preparation of its financial statements.

Investment Valuation and Fair Value Measurements - Debt securities (other than short term obligations with a remaining maturity of sixty days or less), including corporate, convertible and municipal bonds and notes; obligations of the U.S. treasury and U.S. government agencies; sovereign issues; floating rate loans; and non-U.S. bonds, are generally valued on the basis of evaluated or composite bid quotations obtained from independent pricing services and/or brokers and dealers selected by MetLife Advisers, LLC (“MetLife Advisers” or the “Adviser”), an affiliate of MetLife, Inc., pursuant to authorization of the Board of Trustees of the Trust (the “Board” or “Trustees”). Such quotations utilize matrix pricing, which considers observable inputs including, among other things, issuer details, maturity dates, interest rates, yield curves, rates of prepayment, credit risks/spreads, default rates, reported trades, broker dealer quotes and quoted prices for similar securities. Securities that use similar valuation techniques and inputs as described above are generally categorized as Level 2 within the fair value hierarchy.

Mortgage and asset-backed securities are usually issued as separate tranches, or classes, of securities within each deal. These securities are also generally valued on the basis of evaluated or composite bid quotations obtained from independent pricing services and/or brokers and dealers selected by the Adviser pursuant to authorization of the Board. The pricing models for these securities usually consider tranche-level attributes, estimated cash flows and market-based yield spreads for each tranche and current market data, and incorporate deal collateral performance, as available. Mortgage and asset-backed securities that use similar valuation techniques and inputs as described above are generally categorized as Level 2 within the fair value hierarchy.

Short term obligations with a remaining maturity of sixty days or less are generally valued at amortized cost, which approximates fair market value, and are generally categorized as Level 2 within the fair value hierarchy.

Domestic and foreign equity securities, such as common stock, exchange-traded funds, rights, warrants, and preferred stock, that are traded on a securities exchange, are generally valued at their last sale price on the exchange or market in which they are principally traded on the valuation date, or, if no sales occurred on that day, at the last reported bid price. Equity securities traded over-the-counter are generally valued at the last reported sale price. Valuation adjustments may be applied to certain foreign equity securities that are traded solely on foreign exchanges that close before the close of the U.S. market to account for the market movement between the close of the foreign exchanges and the close of the U.S. market. The Portfolio may use a systematic fair valuation model provided by an independent third party to value securities principally traded in these foreign markets in order to adjust for possible stale pricing that may occur between the close of the foreign exchanges and the time of the Portfolio valuation. Foreign equity securities using these valuation adjustments are generally categorized as Level 2 within the fair value hierarchy. Equity securities that are actively traded, and have no valuation adjustments applied, are categorized as Level 1 within the fair value hierarchy. Other equity securities traded on inactive markets, or valued in reference to similar instruments traded on active markets, are generally categorized as Level 2 within the fair value hierarchy.

MSF-12

Metropolitan Series Fund

BlackRock Large Cap Value Portfolio

Notes to Financial Statements—December 31, 2013—(Continued)

Investments in registered open-end management investment companies are valued at reported net asset value per share on the valuation date and are categorized as Level 1 within the fair value hierarchy.

Forward foreign currency exchange contracts are valued through an independent pricing service based on the mean between closing bid and ask prices of the forward currency rates in the London foreign exchange markets on a daily basis as provided by a reliable bank or dealer. These contracts are generally categorized as Level 2 within the fair value hierarchy.

Options, whether on securities, indices, futures contracts, or otherwise, traded on exchanges are valued at the last sale price available as of the close of business on the valuation date or, if there is no such price available, at the mean between the last reported bid and ask prices. These types of options are categorized as Level 1 within the fair value hierarchy. Futures contracts, which are traded on commodity exchanges, are valued at their closing prices as of the close of such exchanges and are categorized as Level 1 within the fair value hierarchy.

Options and futures contracts that are traded over-the-counter are generally valued on the basis of quotations provided by broker-dealers or prices provided by pricing service providers who use a series of techniques, including simulation pricing models, to determine the value of the contracts. The pricing models use inputs that are observed from actively quoted markets such as issuer details, indices, spreads, interest rates, yield curves, credit curves, measures of volatility and exchange rates. These contracts are generally categorized as Level 2 within the fair value hierarchy.

If no current market value quotation or other observable inputs are readily available or market value quotations are deemed to be unreliable for a security, the fair value of the security will be determined in accordance with procedures approved by and under the general supervision of the Board. In such a circumstance, the Board has delegated the determination of the fair value of a security to a Valuation Committee (“Committee”) of MetLife Advisers. The Committee provides general pricing oversight and fair value pricing determinations related to portfolio securities and meets on a regular basis to review reports relating to the valuation of the securities in the Portfolio. The Board has delegated to State Street Bank and Trust Company, the Trust’s custodian (“custodian”), the responsibility for calculating the net asset values (“NAVs”) of the Trust’s Portfolios. The Committee is responsible for overseeing the calculation of the NAVs of the Portfolios by the custodian. The Committee also periodically reviews pricing vendors, including the vendor providing fair value pricing for the Portfolio’s foreign securities, and is responsible for overseeing the correction of pricing errors and addressing other pricing issues that arise in the ordinary course of business, such as making real-time fair value determinations, as necessary.

No single standard for determining the fair value of a security can be set forth because fair value depends upon the facts and circumstances with respect to each security. Information relating to any relevant factors may be obtained by the Committee from any appropriate source, including the subadviser of the Portfolio, the custodian, a pricing service, market maker and/or broker for such security or the issuer. Appropriate methodologies for determining fair value under particular circumstances may include: matrix pricing, comparisons of securities with comparable characteristics, value based on multiples of earnings, discount from market price of similar marketable securities or a combination of these and other methods. The Committee maintains a detailed report tracking each fair-valued security that compares the fair value price to the next available trade, vendor or broker price, and provides information on how close the fair value price was to the next quoted price. The Committee reviews a summary of such report monthly. On a quarterly basis, the Board is provided with the following for consideration and ratification or adjustment: (1) a memorandum summarizing the actions taken by the Committee in the prior quarter; and (2) a list of the Portfolio’s securities as of the most recent quarter-end for which market quotations were not readily available.

Investment Transactions and Related Investment Income - Portfolio security transactions are recorded on the trade date. Dividend income is recorded on the ex-dividend date or, for certain foreign securities, when notified. Interest income, which includes amortization of premium and accretion of discount on debt securities, is recorded on the accrual basis. Realized gains and losses on investments are determined on the identified cost basis, which is the same basis used for federal income tax purposes. Foreign income and foreign capital gains on some foreign securities may be subject to foreign taxes, which are accrued as applicable. These foreign taxes have been provided for in accordance with the Portfolio’s understanding of the applicable countries’ tax rules and rates.

Foreign Currency Translation - The books and records of the Portfolio are maintained in U.S. dollars. The values of securities, currencies, and other assets and liabilities denominated in currencies other than the U.S. dollar are translated into U.S. dollars based upon foreign exchange rates prevailing at the end of the period. Purchases and sales of investment securities, income, and expenses are translated on the respective dates of such transactions. Because the values of investment securities are translated at the foreign exchange rates prevailing at the end of the period, that portion of the results of operations arising from changes in exchange rates and that portion of the results of operations reflecting fluctuations arising from changes in market prices of the investment securities are not separated. Such fluctuations are included in the net realized and unrealized gain or loss on investments.

Net realized foreign exchange gains or losses arise from activity in forward foreign currency exchange contracts, sales of foreign currency, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest, and foreign withholding taxes recorded by the Portfolio and the U.S. dollar equivalent of

MSF-13

Metropolitan Series Fund

BlackRock Large Cap Value Portfolio

Notes to Financial Statements—December 31, 2013—(Continued)

the amounts actually received or paid by the Portfolio. Net unrealized foreign exchange gains and losses arise from changes in the value of assets and liabilities, other than investment securities, resulting from changes in foreign exchange rates.

Income Taxes - It is the Portfolio’s policy to comply with the requirements of the Internal Revenue Code of 1986, as amended, and regulations thereunder, applicable to regulated investment companies and to distribute, with respect to each taxable year, all of its taxable income to shareholders. Therefore, no federal income tax provision is required. The Portfolio files U.S. federal tax returns. No income tax returns are currently under examination. The Portfolio’s federal tax returns for the prior three fiscal years remain subject to examination by the Internal Revenue Service. As of December 31, 2013, the Portfolio had no uncertain tax positions that would require financial statement recognition, or de-recognition or disclosure.

Dividends and Distributions to Shareholders - The Portfolio records dividends and distributions on the ex-dividend date. Net realized gains from security transactions (if any) are generally distributed annually to shareholders. The timing and characterization of certain income and capital gains distributions are determined in accordance with federal tax regulations that may differ from GAAP. Permanent book and tax basis differences relating to shareholder distributions will result in reclassification between under/over distributed net investment income, accumulated net realized gains/losses, and paid-in surplus. Book-tax differences are primarily due to foreign currency transactions. These adjustments have no impact on net assets or the results of operations.

Securities Lending - The Portfolio may lend its portfolio securities to certain qualified brokers who borrow securities in order to complete certain securities transactions. By lending its portfolio securities, the Portfolio attempts to increase its net investment income through the receipt of income on collateral held from securities on loan. Any gain or loss in the market price of the loaned securities that might occur and any interest earned or dividends declared during the term of the loan would accrue to the account of the Portfolio.

The Trust has entered into a securities lending arrangement with the custodian. Under this arrangement, the custodian is authorized to loan portfolio securities on the Portfolio’s behalf. In exchange, the Portfolio receives either cash or securities as collateral against the loaned securities. The Portfolio receives collateral at least equal to 102% of the market value of the loaned securities (105% for foreign equity securities), at each loan’s inception. Collateral representing at least 100% of the market value of the loaned securities must be maintained for the duration of the loan. A liability for cash collateral is reflected on the Statement of Assets and Liabilities, and is categorized as Level 2 within the fair value hierarchy. Cash collateral is generally invested in the State Street Navigator Securities Lending MET Portfolio (the “Navigator Portfolio”), a series of the State Street Navigator Securities Lending Trust that is managed by an affiliate of the custodian. The Navigator Portfolio is a registered money market fund that invests in a variety of high-quality, U.S. dollar-denominated instruments. If the market value of the collateral at the close of trading on a business day is less than 100% of the market value of the loaned securities at the close of trading on that day, the borrower shall be required to deliver, by the close of business on the following business day, an additional amount of collateral, so that the total amount of posted collateral is equal to at least 100% of the market value of all the loaned securities as of such preceding day. A portion of net income (income after the deduction of expenses and fees of the Navigator Portfolio) on the collateral is rebated to the borrower of the securities and the remainder is split between the custodian and the Portfolio. On loans collateralized by U.S. Treasuries, a fee is received from the borrower and is allocated between the Portfolio and the custodian. The risks associated with lending portfolio securities include, but are not limited to, possible delays in receiving additional collateral or in the recovery of the loaned securities, possible loss of rights in the collateral should the borrower fail financially, as well as risk of loss in the value of the collateral or the value of the investments made with the collateral. The lending agent has agreed to indemnify the Portfolio in the case of default of any securities borrower. Income received by the Portfolio in securities lending transactions during the year ended December 31, 2013 is reflected as Securities lending income on the Statement of Operations. Any outstanding loans by the Portfolio at December 31, 2013 are disclosed in the footnotes to the Schedule of Investments.

Repurchase Agreements - The Portfolio may enter into repurchase agreements, under the terms of a Master Repurchase Agreement, with selected commercial banks and broker-dealers, under which the Portfolio acquires securities as collateral and agrees to resell the securities at an agreed upon time and at an agreed-upon price. The Portfolio, through the custodian or a subcustodian, receives delivery of the underlying securities collateralizing any repurchase agreements. The Portfolio requires the custodian to take possession, to have legally segregated in the Federal Reserve Book Entry System, or to have segregated within the custodian’s vault, all securities held as collateral for repurchase agreements. It is the Portfolio’s policy that the market value of the collateral be at least equal to 100% of the repurchase price in the case of a repurchase agreement of one-day duration and at least equal to 102% of the repurchase price in the case of all other repurchase agreements. In the event of default or failure by a party to perform an obligation in connection with any repurchase transaction, the Master Repurchase Agreement gives the non-defaulting party the right to set-off claims and to apply property held by it in connection with any repurchase transaction against obligations owed to it.

At December 31, 2013, the Portfolio had investments in repurchase agreements with a gross value of $6,079,000, which is included as part of investments at value on the Statement of Assets and Liabilities. The value of the related collateral exceeded the value of the repurchase agreements at December 31, 2013.

MSF-14

Metropolitan Series Fund

BlackRock Large Cap Value Portfolio

Notes to Financial Statements—December 31, 2013—(Continued)

3. Investments in Derivative Instruments

Futures Contracts - The Portfolio may buy and sell futures contracts as a hedge, to maintain investment exposure to a target asset class or to enhance return. The Portfolio may be subject to fluctuations in equity prices, interest rates, commodity prices, and foreign currency exchange rates in the normal course of pursuing its investment objective. Futures contracts are standardized agreements to buy or sell a security, or deliver a final cash settlement price in connection with an index, interest rate, currency, or other asset. The Portfolio must deposit an amount (“initial margin”) equal to a certain percentage of the face value of the futures contract. The initial margin may be in the form of cash or securities, which is returned when the Portfolio’s obligations under the contract have been satisfied. If cash is deposited as the initial margin, it is shown as cash collateral on the Statement of Assets and Liabilities. Futures contracts are marked-to-market daily, and subsequent payments (“variation margin”) are made or received by the Portfolio depending on whether unrealized gains or losses are incurred. These amounts are reflected as receivables or payables on the Statement of Assets and Liabilities and as a component of net change in unrealized appreciation/depreciation on the Statement of Operations. When the contract is closed or expires, the Portfolio records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. Risks of entering into futures contracts (and related options) include the possibility that the market for these instruments may be illiquid and that a change in the value of the contract or option may not correlate perfectly with changes in the value of the underlying instrument. Futures contracts are exchange-traded and the exchange’s clearinghouse, as counterparty to all exchange-traded futures, guarantees the futures contracts against default. For over-the-counter futures the Portfolio’s ability to terminate the positions may be more limited than in the case of exchange-traded positions and may also involve the risk that securities dealers participating in such transactions would fail to meet their obligations to the Portfolio.

During the year ended December 31, 2013, the Portfolio entered into equity index futures contracts which were subject to equity price risk. During the period May 8, 2013 through August 2, 2013, the Portfolio had bought and sold $103,454,293 in equity index futures contracts. At December 31, 2013, the Portfolio did not have any open futures contracts. For the year ended December 31, 2013, the Portfolio had realized gains in the amount of $655,210 which are shown under Net realized gain on futures contracts in the Statement of Operations.

4. Certain Risks

Market Risk: In the normal course of business, the Portfolio invests in securities and enters into transactions where risks exist due to fluctuations in the market (market risk) or failure of the other party to a transaction to perform (credit and counterparty risk). The value of securities held by the Portfolio may decline in response to certain events, including those directly involving the companies whose securities are owned by the Portfolio; conditions affecting the general economy; overall market changes; local, regional or global political, social or economic instability; currency, interest rate, and price fluctuations.

Credit and Counterparty Risk: The Portfolio may be exposed to counterparty risk, or the risk that an entity with which the Portfolio has unsettled or open transactions may default. The potential loss could exceed the value of the financial assets and liabilities recorded in the financial statements. Financial assets that potentially expose the Portfolio to credit and counterparty risk consist principally of cash due from counterparties and investments. The Portfolio manages counterparty risk by entering into agreements only with counterparties that it believes have the financial resources to honor their obligations and by monitoring the financial stability of those counterparties. The Portfolio’s investment adviser attempts to mitigate counterparty risk by (i) periodically assessing the creditworthiness of its trading partners, (ii) monitoring and/or limiting the amount of its net exposure to each individual counterparty based on its assessment, and (iii) requiring collateral from the counterparty for certain transactions. In order to preserve certain safeguards for non-standard settlement trades, the Portfolio restricts its exposure to credit and counterparty losses by entering into master netting agreements with counterparties (approved brokers) with whom it undertakes a significant volume of transactions. Master Agreements govern the terms of certain transactions, and reduce the counterparty risk associated with relevant transactions by specifying credit protection mechanisms and providing standardization that improves legal certainty. Master Agreements can also help limit counterparty risk by specifying collateral posting arrangements at pre-arranged exposure levels. Collateral requirements may differ by type of derivative or investment, as applicable. Collateral or margin requirements are set by the broker or exchange clearing house for exchange traded derivatives (e.g., futures contracts and exchange traded options) while collateral terms are contract specific for over-the-counter traded derivatives (e.g., forward foreign currency exchange contracts, swap agreements and over-the-counter options).

Repurchase and reverse repurchase agreements are primarily executed under Global Master Repurchase Agreements (“GMRAs”) or Master Repurchase Agreements (“MRAs”), which provide the rights to set-off. Each repurchase and reverse repurchase agreement is initially collateralized at the transaction level. In the event of default, the total market value exposure will be offset against collateral exchanged to date, which would result in a net receivable/(payable) that would be due from/to the counterparty.

Customer Account Agreements and related addendums govern cleared derivatives transactions such as futures, options on futures, and cleared OTC derivatives. Cleared derivative transactions require posting of initial margin as determined by each relevant clearing agency which is segregated at a broker account registered with the Commodities Futures Trading Commission (CFTC), or the

MSF-15

Metropolitan Series Fund

BlackRock Large Cap Value Portfolio

Notes to Financial Statements—December 31, 2013—(Continued)

applicable regulator. In the U.S., counterparty risk is significantly reduced as creditors of the futures broker do not have claim to Portfolio assets in the segregated account. Additionally, portability of exposure in the event of default further reduces risk to the Portfolio. Variation margin, or changes in market value, are exchanged daily, but may not be netted between futures and cleared OTC derivatives.

Additional risks associated with each type of investment are described above within the respective security type notes. The Portfolio’s prospectus includes a discussion of the principal risks of investing in the Portfolio.

5. Investment Transactions

Aggregate cost of purchases and proceeds of sales of investment securities, excluding short-term securities, for the year ended December 31, 2013 were as follows:

Purchases		Sales
U.S. Government	Non U.S. Government	U.S. Government	Non U.S. Government
$0	$2,058,467,286	$0	$2,236,309,129

During the year ended December 31, 2013, the Portfolio engaged in security transactions with other affiliated portfolios. These amounted to $32,210,418 in purchases of investments, which are included above.

6. Investment Management Fees and Other Transactions with Affiliates

Investment Management Agreement - MetLife Advisers is the investment adviser to the Portfolio. The Trust has entered into an investment management agreement with MetLife Advisers with respect to the Portfolio. For providing investment management services to the Portfolio, MetLife Advisers receives monthly compensation at the following annual rates:

Management Fees earned by MetLife Advisers for the year ended December 31, 2013	% per annum	Average Daily Net Assets
$11,794,670	0.700%	On the first $250 million
	0.650%	Of the next $500 million
	0.600%	On amounts in excess of $750 million

MetLife Advisers has entered into an investment subadvisory agreement with respect to the Portfolio. BlackRock Advisors, LLC (“BlackRock”) is compensated by MetLife Advisers to provide subadvisory services for the Portfolio.

Management Fee Waivers - Pursuant to an expense agreement, MetLife Advisers has agreed, for the period April 29, 2013 through April 27, 2014, to reduce its advisory fees set out above under “Investment Management Agreement” for each class of the Portfolio as follows:

% per annum	Average Daily Net Assets
0.020%	Of the first $250 million
0.025%	On the next $500 million
0.050%	On amounts in excess of $1 billion

An identical expense agreement was in place for the period April 30, 2012 through April 28, 2013. Amounts waived for the year ended December 31, 2013 amounted to $616,222 and are included in the total amount shown as management fee waivers in the Statement of Operations.

Additionally, BlackRock has agreed to waive subadvisory fees for the period December 2, 2013 through April 30, 2014. MetLife Advisers has agreed to reduce its advisory fee for the Portfolio by the amount waived by BlackRock. Amounts waived for the year ended December 31, 2013 amounted to $482,718 and are included in the total amount shown as management fee waivers in the Statement of Operations.

Certain officers and trustees of the Trust may also be officers of the Adviser; however, such officers and trustees receive no compensation from the Trust.

During the year ended December 31, 2013, the Subadvisor voluntarily reimbursed the Portfolio for certain trading costs during a transition of the Portfolio. This reimbursement is reflected as net increase from payments by affiliates in the Statement of Operations.

MSF-16

Metropolitan Series Fund

BlackRock Large Cap Value Portfolio

Notes to Financial Statements—December 31, 2013—(Continued)

Transfer Agency Agreement - MetLife serves as the transfer agent for the Trust. MetLife receives no fees for its services to the Trust under the transfer agency agreement.

Distribution and Service Fees - The Trust has a distribution agreement with MetLife Investors Distribution Company (“MIDC” or the “Distributor”) in which MIDC serves as the distributor for the Portfolio’s Class A, B and E Shares. MIDC is a wholly-owned subsidiary of MetLife Investors Group, Inc., an affiliate of the Adviser. The Trust has also adopted a Distribution and Service Plan under Rule 12b-1 of the 1940 Act for the Portfolio’s Class B and E Shares. Under the Distribution and Service Plan, the Class B and E Shares of the Portfolio pay a fee to compensate the Insurance Companies (or their affiliates) and other broker-dealers and financial intermediaries involved in the offer and sale of Portfolio shares for promoting or selling and servicing the Class B and E Shares. The fees under the Distribution and Service Plan for each class of the Portfolio’s shares are calculated as a percentage of the Portfolio’s average daily net assets that are attributable to that Class. Currently, the fee is 0.25% per year for Class B Shares and 0.15% per year for Class E Shares. Amounts incurred by the Portfolio for the year ended December 31, 2013 are shown as Distribution and service fees in the Statement of Operations.

Deferred Trustee Compensation - Each Trustee who is not currently an employee of the Adviser or any of its affiliates receives compensation from the Trust for his or her service to the Trust. A deferred compensation plan (the “Plan”) is available to the Trustees on a voluntary basis. Deferred amounts remain in the Trust until distributed in accordance with the provisions of the Plan. The value of a participating Trustee’s deferral account is based on theoretical investments of deferred amounts, on the normal payment dates in certain portfolios of the Trust or Met Investors Series Trust, an affiliate of the Trust, as designated by the participating Trustee. Changes in the value of participants’ deferral accounts are reflected as Trustees’ fees and expenses in the Statement of Operations. The portion of the accrued obligations allocated to the Portfolio under the Plan is reflected as Deferred trustees’ fees in the Statement of Assets and Liabilities.

7. Contractual Obligations

Under the Trust’s organizational documents, its officers and Trustees may be indemnified against certain liabilities and expenses arising out of the performance of their duties to the Trust. Additionally, the Trust has a variety of indemnification obligations under contracts with its service providers. The Trust’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Trust that have not yet occurred.

8. Income Tax Information

The tax character of distributions paid for the periods ended December 31, 2013 and 2012 was as follows:

Ordinary Income		Long-Term Capital Gain		Total
2013	2012	2013	2012	2013	2012
$59,229,615	$49,065,752	$70,081,230	$170,287,410	$129,310,845	$219,353,162

As of December 31, 2013, the components of distributable earnings (accumulated losses) on a federal income tax basis were as follows:

Undistributed Ordinary Income	Undistributed Long-Term Capital Gain	Net Unrealized Appreciation	Loss Carryforwards	Total
$168,822,312	$318,472,864	$172,738,344	$—	$660,033,520

The Portfolio utilizes the provisions of the federal income tax laws that provide for the carryforward of capital losses for prior years, offsetting such losses against any future realized capital gains. Under the Regulated Investment Company Modernization Act of 2010 (the “Act”), net capital losses recognized after December 22, 2010 may be carried forward indefinitely and their character is retained as short-term and/or long-term losses. Previously, net capital losses were carried forward for up to eight years and treated as short-term losses. As a transition rule, the Act requires that post-enactment net capital losses be used before pre-enactment net capital losses.

As of December 31, 2013, the Portfolio had no post-enactment accumulated capital losses and no pre-enactment accumulated capital loss carryforwards.

MSF-17

Metropolitan Series Fund

BlackRock Large Cap Value Portfolio

Report of Independent Registered Public Accounting Firm

To the Shareholders of BlackRock Large Cap Value Portfolio and the Board of Trustees of Metropolitan Series Fund:

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of BlackRock Large Cap Value Portfolio, one of the portfolios constituting Metropolitan Series Fund, (the “Trust”) as of December 31, 2013, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Trust’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Trust is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Trust’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2013, by correspondence with the custodian and brokers; where replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of BlackRock Large Cap Value Portfolio of Metropolitan Series Fund, as of December 31, 2013, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

Deloitte & Touche LLP

Boston, Massachusetts

February 26, 2014

MSF-18

Metropolitan Series Fund

Trustees and Officers of Metropolitan Series Fund

The Trustees and executive officers of the Trust, their ages and their principal occupations during the past five years are set forth below. Unless otherwise indicated, the business address of each is One Financial Center, Boston, MA 02111. Each Trustee who is deemed an “interested person,” as such term is defined in the 1940 Act, is indicated by an asterisk. Those Trustees who are not “interested persons” as defined in the 1940 Act are referred to as “Independent Trustees.” Additional information about the Trustees is available in the Statement of Additional Information, which is available without charge, upon request, by calling (800) 848-3854.

Trustees of the Trust

Name and Age	Position(s) Held with Registrant	Term of Office and Length of Time Served	Principal Occupation(s) During the Past 5 Years(1)	Number of Portfolios in Fund Complex(2) overseen	Other Directorships Held by Trustee During the Past 5 Years(1)
Interested Trustee
Elizabeth M. Forget* (47)	Trustee, Chairman of the Board, President and Chief Executive Officer	Indefinite; From May 2006 (President and Chief Executive Officer)/ August 2006 (Trustee and Chairman of the Board) to present	Senior Vice President, MetLife Inc.; President, MetLife Advisers, LLC and a predecessor company.	79	Trustee, Met Investors Series Trust (the “MIST Trust”);** various MetLife-affiliated boards.

Independent Trustees
Stephen M. Alderman (54)	Trustee	Indefinite; From April 2012 to present	Shareholder in the law firm of Garfield & Merel, Ltd.	79	Trustee, MIST Trust;** Director, International Truck Leasing Corp.

Robert J. Boulware (57)	Trustee	Indefinite; From April 2012 to present	Managing Director, Pilgrim Funds, LLC (private equity fund).	79	Trustee, MIST Trust;** Trustee, Vertical Capital Income Fund (closed-end fund); Director, Gainsco, Inc. (auto insurance).

Susan C. Gause (61)	Trustee	Indefinite; From April 2012 to present	Private Investor.	79	Trustee, MIST Trust;** Trustee, HSBC Funds.

Nancy Hawthorne (62)	Trustee	Indefinite; From May 2003 to present	Chief Executive Officer, Clerestory LLC (corporate advisor).	79	MIST Trust;** Director, THL Credit, Inc.**; Director, Avid Technology, Inc.**

Barbara A. Nugent (57)	Trustee	Indefinite; From January 2014 to present	President, True North Board Governance, LLC (consulting); until 2014, partner in the law firm of Stradley Ronon Stevens & Young, LLP.	79	Trustee, MIST Trust**; Director, Episcopal Healthcare Foundation; until 2014, member, Mutual Fund Directors Forum Advisory Board.

MSF-19

Metropolitan Series Fund

Trustees and Officers of Metropolitan Series Fund—(Continued)

Name and Age	Position(s) Held with Registrant	Term of Office and Length of Time Served	Principal Occupation(s) During the Past 5 Years(1)	Number of Portfolios in Fund Complex(2) overseen	Other Directorships Held by Trustee During the Past 5 Years(1)
Keith M. Schappert (62)	Trustee	Indefinite; From August 2009 to present	Principal, Schappert Consulting LLC (asset management consulting).	79	Trustee, MIST Trust;** Director, The Commonfund for Nonprofit Organizations; until 2011, Director, Trilogy Global Advisors; Director, Mirae Asset Discovery Funds,** Director, Calamos Investments.

Linda B. Strumpf (66)	Trustee	Indefinite; From May 2000 to present	Chair of the Investment Committee, Leona M. and Harry B. Helmsley Charitable Trust; until 2011, Chief Investment Officer, Leona M. and Harry B. Helmsley Charitable Trust.	79	Since 2012, Trustee, MIST Trust,** Trustee and Member of Investment Committee, The Pennsylvania State University.

Dawn M. Vroegop (47)	Trustee	Indefinite; From May 2009 to present	Private Investor.	79	Trustee, MIST Trust,** Trustee, Driehaus Mutual Funds; Director and Investment Committee Chair, City College of San Francisco Foundation.

Executive Officers of the Trust

Name and Age	Position(s) Held with Registrant	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years(1)
Elizabeth M. Forget (47)	President, Chief Executive Officer, Trustee and Chairman of the Board	From May 2006 (President and Chief Executive Officer)/ August 2006 (Trustee and Chairman of the Board) to present	See principal occupation information in the table above.

Jeffrey L. Bernier (42)	Vice President	From February 2008 to present	Vice President, MetLife, Inc.; Senior Vice President, MetLife Advisers, LLC and a predecessor company.

Peter H. Duffy (58)	Chief Financial Officer and Treasurer	From November 2000 to present	Senior Vice President, MetLife Advisers, LLC; Vice President, MetLife, Inc.

Andrew L. Gangolf (59)	Secretary	From May 2011 to present	Senior Vice President, MetLife Advisers, LLC; Senior Vice President & Assistant General Counsel, AllianceBerstein Investments, Inc.

Jeffrey P. Halperin (46)	Chief Compliance Officer	From November 2005 to present	Vice President, MetLife, Inc.; Chief Compliance Officer, MIST; Chief Compliance Officer, MSF Trust; Chief Compliance Officer, MetLife Advisers, LLC and a predecessor company; Chief Compliance Officer, MetLife Investment Management, LLC (formerly MetLife Investment Advisors Company, LLC).

Alan C. Leland, Jr. (61)	Vice President	From February 2005 to present	Treasurer and Chief Financial Officer, MetLife Advisers, LLC; Vice President, MetLife Group Inc.; Vice President, MetLife, Inc.

*	Ms. Forget is an “interested person” of the Trust because of her positions with MetLife Advisers, LLC and her ownership of securities issued by MetLife, Inc., the ultimate parent company of MetLife Advisers, LLC.
**	Indicates a directorship with a registered investment company or a company subject to the reporting requirements of the Securities Exchange Act of 1934, as amended.
(1)	Previous positions during the past five years with the Trust, MetLife, Inc. or the Adviser are omitted if not materially different.
(2)	The Fund Complex includes 49 Portfolios of the MIST Trust and 30 Portfolios of the Trust.

MSF-20

Metropolitan Series Fund

BlackRock Large Cap Value Portfolio

Board of Trustees’ Consideration of Advisory and Sub-Advisory Agreements

At an in-person meeting of the Boards of Trustees (the “Board”) of Met Investors Series Trust and Metropolitan Series Fund (“MIST” and “MSF,” respectively, and collectively, the “Trusts”) held on November 19-20, 2013, the Board, including a majority of the Trustees who are not considered to be “interested persons” of the Trusts (the “Independent Trustees”) under the Investment Company Act of 1940, as amended (the “1940 Act”), approved for an annual period the continuation of each Trust’s advisory agreement (the “Advisory Agreement”) with MetLife Advisers, LLC (the “Adviser”) and the applicable sub-advisory agreements (each a “Sub-Advisory Agreement,” and collectively with the Advisory Agreement, the “Agreements”) between the Adviser and the investment sub-advisers (each a “Sub-Adviser,” and collectively, the “Sub-Advisers”) for each of the series of the Trusts, including the BlackRock Large Cap Value Portfolio (each a “Portfolio,” and collectively, the “Portfolios”).1

In considering the Agreements, the Board reviewed a variety of materials provided by the Adviser and the Sub-Advisers relating to the Portfolios, including comparative performance, fee and expense information for an appropriate peer group of similar mutual funds, performance information for relevant benchmark indices and other information regarding the nature, extent and quality of services provided by the Adviser and the Sub-Advisers under their respective Agreements. The Board also took into account its experience with the Adviser and the Sub-Advisers and information provided to the Board in its meetings throughout the year with respect to the services provided by the Adviser and the Sub-Advisers, including quarterly performance reports prepared by management containing reviews of investment results, and periodic presentations from certain of the Sub-Advisers with respect to the Portfolios they manage. The Independent Trustees also assessed reports provided by the Board’s independent consultant, who reviewed and provided analyses regarding investment performance, fees and expenses, and other information provided by, or at the direction of, the Adviser and the Sub-Advisers, as more fully discussed below.

The Independent Trustees were separately advised by independent legal counsel throughout the process, and met with independent legal counsel in periodic executive sessions. Prior to voting to continue the Agreements at the November meeting, the Independent Trustees also received a memorandum from their independent counsel discussing the legal standards for their consideration of the proposed continuation of the Agreements. The Board also met in person with personnel of the Adviser on September 17, 2013 for the specific purpose of giving preliminary consideration to the proposed continuation of the Agreements and to request additional information they considered reasonably necessary to their deliberations. The Independent Trustees also discussed the proposed continuation of the Agreements in private sessions with their independent legal counsel at which no representatives of management were present.

In considering whether to approve the renewal of the Advisory Agreement with the Adviser and any applicable Sub-Advisory Agreements with respect to a Portfolio, the Board reviewed and analyzed the factors it deemed relevant, including: (1) the nature, extent and quality of the services to be provided to the Portfolios by the Adviser and the Sub-Advisers; (2) the performance of the Portfolios as compared to a peer group and an appropriate index; (3) the Adviser’s and each of the Sub-Adviser’s personnel and operations; (4) the financial condition of the Adviser and of the Sub-Advisers; (5) the level and method of computing each Portfolio’s advisory and sub-advisory fees; (6) the profitability of the Adviser under the Advisory Agreement and of certain of the Sub-Advisers under the Sub-Advisory Agreements; (7) any “fall-out” benefits to the Adviser, the Sub-Advisers and their affiliates (i.e., ancillary benefits realized by the Adviser, the Sub-Advisers or their affiliates from the Adviser’s or Sub-Advisers’ relationship with the Trusts); (8) the anticipated effect of growth in size on Portfolio expenses; (9) fees paid to certain of the Sub-Advisers by comparable institutional and retail accounts; and (10) possible conflicts of interest.

Nature, extent and quality of services. The Board evaluated the nature, extent and quality of the services that the Adviser, and the Sub-Advisers as relevant, have provided to the Portfolios. The Board considered the Adviser’s services as investment manager to the Portfolios, including services relating to the selection and oversight of the Sub-Advisers for the applicable Portfolios. The Board considered, among other things, the Adviser’s oversight of the provision of services to the Portfolios by the Sub-Advisers, including with respect to investment activities and trading practices, and the Sub-Adviser’s compliance with fund policies, objectives and Board directives, compliance policies and procedures and applicable law. The Adviser’s services in coordinating and overseeing the activities of the Trusts’ other service providers were also considered. The Board also evaluated the expertise and performance of the personnel of the Adviser who performed services for the Portfolios throughout the year.

The Board considered information received from the Trust’s Chief Compliance Officer (“CCO”) regarding the Portfolios’ compliance policies and procedures established pursuant to Rule 38a-l under the 1940 Act. The Board also evaluated the CCO’s ongoing reports concerning the CCO’s oversight of the risk assessment processes of the Sub-Advisers.

1 The Pyramis Managed Risk Portfolio recently commenced operations and, therefore, the Agreement with respect to this Portfolio was not up for renewal.

MSF-21

Metropolitan Series Fund

BlackRock Large Cap Value Portfolio

Board of Trustees’ Consideration of Advisory and Sub-Advisory Agreements—(Continued)

With respect to the services provided by each of the Sub-Advisers, the Board considered, among other things, information provided to the Board by each Sub-Adviser. The Board considered the Sub-Adviser’s current level of staffing and its overall resources, as well as its compensation program. The Board reviewed each Sub-Adviser’s history and investment experience, as well as information regarding the qualifications, background and responsibilities of the Sub-Adviser’s investment and compliance personnel who provide services to the Portfolios. The Board also considered, among other things, the Sub-Adviser’s compliance program and any disciplinary history. The Board also took into account the Sub-Adviser’s risk assessment and monitoring process. The Board noted each Sub-Adviser’s regulatory history, including whether it was currently involved in any regulatory actions or investigations as well as material litigation, and any settlements and amelioratory actions undertaken, as appropriate. The Board also noted that the CCO and his staff conduct regular, periodic compliance reviews with each of the Sub-Advisers and present reports to the Independent Trustees regarding the same, which includes evaluating the regulatory compliance systems of the Sub-Advisers and procedures reasonably designed by them to help assure compliance with the federal securities laws, including issues related to late trading and market timing, best execution, fair value pricing, and proxy voting procedures, among others. The Board also took into account the financial condition of each Sub-Adviser. In its review, the Board also received and took into account information regarding any services and/or payments provided to the Adviser by the Sub-Advisers in connection with marketing activities.

The Board considered each Sub-Adviser’s investment process and philosophy. The Board took into account that each Sub-Adviser’s responsibilities include the development and maintenance of an investment program for the applicable Portfolio which is consistent with the Portfolio’s investment objectives, the selection of investment securities and the placement of orders for the purchase and sale of such securities, as well as the implementation of compliance controls related to performance of these services. The Board also reviewed each Sub-Adviser’s brokerage policies and practices.

Performance. The Board considered the performance of the Portfolios as described in the quarterly reports prepared by management, and as also analyzed in reports prepared by the Independent Trustees’ independent consultant. The Board noted that the Adviser reviews with the Board on a quarterly basis detailed information about the Portfolios’ performance results, portfolio composition and investment strategies. The Board also reviewed and considered a separate report prepared by Lipper Inc. (“Lipper”), an independent third party, which provided a statistical analysis comparing the Portfolios’ investment performance, expenses, and fees to comparable funds underlying variable insurance products (the “Performance Universe”). In addition, the Independent Trustees met separately with a representative of Bobroff Consulting, Inc., an independent consultant (“Bobroff), at a special board meeting in September 2013, to review the separate reports prepared by such consultant (“Bobroff Report”), which analyzed the report prepared by Lipper. The Board also considered each Portfolio’s more recent performance subsequent to the performance period covered by the Lipper reports, and management’s discussion of the same, including the effect of current market conditions on each Portfolio’s more recent performance.

The Board reviewed the Portfolios’ performance records and the Adviser’s and Sub-Advisers’ management styles and long-term performance records with the Portfolios and comparable funds. The Board focused particular attention on Portfolios with less favorable performance records. The Board was mindful of the Adviser’s focus on each Sub-Adviser’s performance and noted that the Adviser has been active in monitoring and responding to any performance issues with respect to the Portfolios. The Board also took into account its discussions with management regarding factors that contributed to the performance of the Portfolios.

Among other data relating specifically to the BlackRock Large Cap Value Portfolio’s performance, the Board considered that the Portfolio underperformed the median of its Performance Universe and its Lipper Index for the one-, three- and five-year periods ended June 30, 2013. The Board further considered that the Portfolio underperformed its benchmark, the Russell 1000 Value Index, for the one-, three- and five-year periods ended October 31, 2013. The Board also took into account management’s discussion of the Portfolio’s performance. The Board further noted the pending change in the Portfolio’s portfolio managers.

Fees and Expenses. The Board gave consideration to the advisory fees payable under the Advisory Agreement and the sub-advisory fees payable under each of the Sub-Advisory Agreements. In this regard, the Board reviewed the advisory fees payable on a Portfolio-by-Portfolio basis based on information provided by the Adviser. The Independent Trustees, with the assistance of Bobroff, also examined the fees paid by a Portfolio in light of fees paid to other investment managers by comparable funds, as well as considered the fees charged by the Adviser to manage other comparable funds, as applicable. The Lipper report included comparisons of the Adviser’s fee schedule with that of its peers based on an asset-based analysis of relative fee structures according to the size of the Portfolio. In addition, the Board considered the Portfolios’ advisory and sub-advisory fees and total expenses as compared to similarly situated investment companies underlying variable insurance products deemed to be comparable to the Portfolios as determined by Lipper. The Board considered a Portfolio’s ranking within a smaller group of peer funds chosen by Lipper (the “Expense Group”), as well as the Portfolio’s ranking within broader groups of funds (the “Expense Universe” and the “Sub-advised Expense Universe”). The Board

MSF-22

Metropolitan Series Fund

BlackRock Large Cap Value Portfolio

Board of Trustees’ Consideration of Advisory and Sub-Advisory Agreements—(Continued)

also considered a Portfolio’s contractual sub-advisory fees, as applicable, as compared to the Sub-advised Expense Universe as well as a smaller group of funds (the “Sub-advised Expense Group”). In comparing a Portfolio’s actual and contractual management fee to that of comparable funds, the Board noted that such fee includes both advisory and administrative fees.

The Board noted that the sub-advisory fees for the Portfolios are paid by the Adviser, not the Portfolios, out of the advisory fee. It was further noted that the Adviser negotiates such fees at arm’s length. The Board also considered that the Adviser had entered into expense limitation agreements with certain of the Portfolios, pursuant to which the Adviser has agreed to waive a portion of its advisory fee and/or reimburse certain expenses as a means of limiting a Portfolio’s total annual operating expenses. The Board further considered the amount of sub-advisory fees paid out by the Adviser and the amount of the management fees that it retained in light of the services performed by Sub-Advisers and Adviser, respectively.

With respect to the BlackRock Large Cap Value Portfolio, the Board considered that the Portfolio’s actual management fees and total expenses (exclusive of 12b-1 fees) were below the Expense Group median, the Expense Universe median, and the Sub-advised Expense Universe median. The Board further noted that the Portfolio’s contractual management fees were below the asset-weighted average of the Expense Group at the Portfolio’s current size. The Board also noted that the Portfolio’s contractual sub-advisory fees were below the average of the Sub-advised Expense Group and Sub-advised Expense Universe at the Portfolio’s current size. The Board further noted that the Adviser had waived fees and/or reimbursed expenses during the past year.

Profitability. The Board examined the profitability of the Adviser on a Portfolio-by-Portfolio basis. The Board also considered that the Distributor, MetLife Investors Distribution Company, receives Rule 12b-1 payments to support the distribution of the products. The Board considered the profitability to the Sub-Advisers and their affiliates as a result of their relationships with the Portfolios, and the Board considered the ability of the Adviser to negotiate the Sub-Advisory Agreements and the fees thereunder at arm’s length. The Board also reviewed Portfolio specific data with regard to the profitability of the Portfolios to each Sub-Adviser, as available.

Economies of scale. The Board also considered the effect of the Portfolios’ growth in size on their fees. The Board noted that the fee schedules for most of the Portfolios contain breakpoints that reduce the fee rate above specified asset levels. The Board noted those Portfolios that did not contain breakpoints in the advisory fee and took into account management’s discussion of the same. The Board noted that those Portfolios with advisory fee schedules containing breakpoints generally reflect the inclusion of breakpoints in the sub-advisory fee schedule for such Portfolios. The Board considered the effective fees under the Advisory Agreement for a Portfolio as a percentage of assets at different asset levels and possible economies of scale that may be realized if the assets of the Portfolio grow. Among other data, the Board examined the effect of a Portfolio’s growth in size on various fee schedules and reviewed the Lipper and Bobroff Reports, which compared fees among peers. The Board also generally noted that if a Portfolio’s assets increase over time, the Portfolio may realize other economies of scale if assets increase proportionally more than certain other fixed expenses. In addition, the Board noted that the Adviser had taken a number of steps to date intended to share the benefits of economies of scale with contractholders.

With respect to the BlackRock Large Cap Value Portfolio, the Board noted that the Portfolio’s advisory fee and sub-advisory fee each contains breakpoints that reduce the advisory fee rate on assets above certain specified asset levels. The Board considered the fact that the Portfolio’s fee levels decline as portfolio assets increase.

Other factors. As part of its evaluation of the Adviser’s compensation, the Board considered other benefits that may be realized by the Adviser and its affiliates from their relationship with the Trusts. Among them, the Board recognized that an affiliate of the Adviser, MetLife Investors Distribution Company, serves as the Distributor for the Trusts, and, as such, receives payments pursuant to Rule 12b-1 from the Portfolios to compensate it for providing shareholder services and selling activities, which could lead to growth in the Trusts’ assets and corresponding benefits from such growth, including economies of scale. The Board also considered that affiliates of the Adviser may benefit from certain indirect tax benefits relating to dividend received deductions and foreign tax credits. In conjunction with these considerations, the Board noted the costs of providing investment management and other services to the Portfolios and the ongoing commitment of the Adviser to the Portfolios.

The Board considered other benefits that may be realized by each Sub-Adviser and its affiliates from their relationship with the Trusts, including the opportunity to provide advisory services to additional portfolios of the Trusts and reputational benefits. In conjunction with these considerations, the Board noted the costs of providing investment advisory services to the Portfolios and the ongoing commitment of the Sub-Advisers to the Portfolios.

The Board considered possible conflicts of interest in the form of material benefits or detriments to the Trusts resulting from the nature of the Trusts’ and the Adviser’s or the Sub-Advisers’ affiliations and the services that are provided to the Trusts, and the manner in which such conflicts were mitigated.

MSF-23

Metropolitan Series Fund

BlackRock Large Cap Value Portfolio

Board of Trustees’ Consideration of Advisory and Sub-Advisory Agreements—(Continued)

Conclusions. After full consideration of the factors discussed above, the Board, including a majority of the Independent Trustees, approved the Advisory Agreement and the Sub-Advisory Agreement, as applicable, with respect to each Portfolio, unless otherwise noted. In making its approvals, the Board concluded that the nature, extent and quality of services provided by the Adviser and each Sub-Adviser supported the renewal of the Agreements. The Board also concluded that the investment performance of each Fund was such that each Agreement should continue. In addition, the Board concluded that fees paid by a Portfolio to the Adviser and, if applicable, the Sub-Adviser appeared to be acceptable in light of nature, extent and quality of the services provided by the Adviser and Sub-Adviser. Further, the Board concluded that the Adviser’s profitability in providing services under the Advisory Agreements did not appear unreasonably high in light of the nature, extent and quality of the services provided by the Adviser. Finally, the Board concluded that the Advisory and Sub-Advisory fees in some measure share economies of scale with contractholders. In approving the renewal of each of the Agreements, the Board, including the Independent Trustees, did not identify any single factor as controlling, and generally attributed different weights to various factors for the various Portfolios. The Board evaluated all information available to them on a Portfolio-by-Portfolio basis, and their decisions were made separately with respect to each Portfolio.

MSF-24

Metropolitan Series Fund

BlackRock Money Market Portfolio

Managed by BlackRock Advisors, LLC

Portfolio Manager Commentary*

PERFORMANCE

For the one year period ended December 31, 2013, the Class A, B, and E shares of the BlackRock Money Market Portfolio returned 0.00%, 0.00%, and 0.00%; respectively. The Portfolio’s benchmark, the Bank of America/Merrill Lynch 3-month U.S. Treasury Index1, returned 0.07%.

MARKET ENVIRONMENT / CONDITIONS

Modest economic growth and persistently high unemployment led the Federal Open Market Committee (the “Committee”) to maintain its target range for the federal funds rate at 0.00% to 0.25% throughout 2013. At its regularly scheduled meeting on December 18, the Committee took the long-expected step of modestly reducing by $10 billion the pace of its monthly asset purchases. Citing “the cumulative progress toward maximum employment and the improvement in the outlook for labor market conditions,” the Committee decided that beginning in January it would purchase long-term U.S. Treasury bonds at a pace of $40 billion per month rather than $45 billion, and that it would add to its holdings of agency mortgage-backed securities at a pace of $35 billion per month rather than $40 billion.

In late September, the U.S. Treasury warned that the national debt would breach its statutory maximum soon after October 17. As political brinksmanship over fiscal policy ensued in the first half of October, volatility in the short-term Treasury bill market escalated dramatically, with investors selling short-dated Treasury bills into thin markets characterized by wide bid/offer spreads. After a last-minute deal was reached, extending the nation’s borrowing authority into the first quarter of 2014, the Treasury bill market quickly normalized.

In Europe, sub-par growth and a weak inflation environment compelled policymakers to employ an increasingly accommodative monetary policy throughout 2013. Late in the first quarter of the year, a severe banking crisis led to drastic measures in Cyprus. To the surprise of many, European leaders and Cypriot officials agreed upon a plan to impose a levy on bank depositors as a condition for the country to preserve its membership in the euro currency bloc. While the reaction in financial markets was short-lived, critics contend the move sets a dangerous precedent at a decisive time for the region. Subsequent to these events, the currency bloc received a crucial vote of confidence in September with the decisive re-election of Chancellor Angela Merkel in Germany. This was seen as an endorsement by German voters of her strong support for the euro. Ongoing efforts on the part of the European Central Bank (the “ECB”) to resuscitate the eurozone economy with record-low interest rates met only limited success in lifting growth measures. At the same time, inflation measures drifted lower, falling to 0.7% in October, less than half the ECB’s target rate. These conditions prompted the ECB to unexpectedly cut its main rate to 0.25% from 0.50% in November. This unexpectedly swift reaction reinforced the widely held view that ECB president Mario Draghi would do “whatever it takes” to preserve the eurozone. London Interbank Offered Rates (“LIBOR”) notched lower over the 12 months, due in large part to central bank liquidity measures, coupled with decreasing supply in the money market space. All told, three-month LIBOR fell 0.06% to close at 0.25% as of December 31, 2013.

PORTFOLIO REVIEW / PERIOD END POSITIONING

To begin 2013, the Portfolio maintained a laddered structure with a bias toward a longer weighted average maturity (“WAM”). Duration was added through the purchase of commercial paper and certificates of deposit out to a maximum maturity of 365 days. Exposures to U.S. Treasury securities were also increased. Toward the latter half of the year, yields in the very front end of the curve began to move lower, causing investors to concentrate their investments in the 3- to 6-month sector. This shift in investor strategy caused the yield curve on credits maturing in 6 months or less to compress. To adjust for this environment, the Portfolio shifted its strategy to a more barbell structure by adding exposures to select, highly-rated credits in the 12-month space, while offsetting this with investments 30 days and shorter. Additionally, exposures to variable-rate bank obligations maturing in 12 months were increased to effectively manage WAM limits, while also being an effective way to lock in exposure at an attractive spread. Said investments reset off the daily Fed Funds Effective Rate, the 1-month LIBOR Index, or the 3-month LIBOR Index. The Portfolio continued to purchase U.S. Treasury securities based on valuation amidst the declining supply of eligible alternatives. However, total U.S. Treasury holdings decreased toward the end of the year and certain maturities were avoided due to increased concerns surrounding the U.S. debt ceiling limit.

The WAM of the Portfolio stood at 55 days on December 31, 2013.

BlackRock Liquidity Team

Portfolio Managers

BlackRock Advisors, LLC

1 The Bank of America/Merrill Lynch 3-Month U.S. Treasury Bill Index is composed of a single 90-day Treasury Bill issue, or potentially a seasoned 6-month or 1-year Treasury Bill issue, that is replaced on a monthly basis.

* This commentary may include statements that constitute “forward-looking statements” under the U.S. securities laws. Forward-looking statements include, among other things, projections, estimates, and information about possible or future results related to the Portfolio, market or regulatory developments. The views expressed above are not guarantees of future performance or economic results and involve certain risks, uncertainties and assumptions that could cause actual outcomes and results to differ materially from the views expressed herein. The views expressed above are subject to change at any time based upon economic, market, or other conditions and the subadvisory firm undertakes no obligation to update the views expressed herein. Any discussions of specific securities should not be considered a recommendation to buy or sell those securities. The views expressed above (including any forward-looking statement) may not be relied upon as investment advice or as an indication of the Portfolio’s trading intent. Information about the Portfolio’s holdings, asset allocation or country diversification is historical and is not an indication of future Portfolio composition, which may vary. Direct investment in any index is not possible. The performance of any index mentioned in this commentary has not been adjusted for ongoing management, distribution and operating expenses, and sales charges applicable to mutual fund investments. In addition, the returns do not reflect additional fees charged by separate accounts or variable insurance contracts that an investor in the Portfolio may pay. If these additional fees were reflected, performance would have been lower.

MSF-1

Metropolitan Series Fund

BlackRock Money Market Portfolio

Understanding Your Portfolio’s Expenses

Shareholder Expense Example

As a shareholder of the Portfolio, you incur ongoing costs, including management fees; distribution and service (12b-1) fees; and other Portfolio expenses. This example is intended to help you understand your ongoing costs (in dollars) (referred to as “expenses”) of investing in the Portfolio and compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period, July 1, 2013 through December 31, 2013.

Actual Expenses

The first line for each share class of the Portfolio in the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested in the particular share class of the Portfolio, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line for each share class of the Portfolio in the table below provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any fees or charges of your variable insurance product or any additional expenses that participants in certain eligible qualified plans may bear relating to the operations of their plan. Therefore, the second line for each share class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these other costs were included, your costs would have been higher.

BlackRock Money Market Portfolio		Annualized Expense Ratio	Beginning Account Value July 1, 2013	Ending Account Value December 31, 2013	Expenses Paid During Period** July 1, 2013 to December 31, 2013
Class A(a)	Actual	0.22%	$1,000.00	$1,000.00	$1.11
	Hypothetical*	0.22%	$1,000.00	$1,024.10	$1.12

Class B(a)	Actual	0.22%	$1,000.00	$1,000.00	$1.11
	Hypothetical*	0.22%	$1,000.00	$1,024.10	$1.12

Class E(a)	Actual	0.22%	$1,000.00	$1,000.00	$1.11
	Hypothetical*	0.22%	$1,000.00	$1,024.10	$1.12

* Hypothetical assumes a rate of return of 5% per year before expenses.

** Expenses paid are equal to the Portfolio’s annualized expense ratio for the most recent six month period, as shown above, multiplied by the average account value over the period, multiplied by the number of days (184 days) in the most recent fiscal half-year, divided by 365 (to reflect the one-half year period).

(a) The annualized expense ratio shown reflects the impact of the management fee waiver as described in Note 4 of the Notes to Financial Statements.

MSF-2

Metropolitan Series Fund

BlackRock Money Market Portfolio

Schedule of Investments as of December 31, 2013

Short-Term Investments—100.3% of Net Assets

Certificate of Deposit—33.5%

Security Description	Principal Amount*	Value

Foreign Banks Yankee Dollar—29.2%
Bank of Montreal (Chicago) 0.200%, 01/15/14	5,000,000	$5,000,000
0.238%, 09/05/14 (a)	10,000,000	10,000,000
0.344%, 01/10/14 (a)	10,000,000	10,000,000
Bank of Nova Scotia (Houston) 0.280%, 08/08/14	5,000,000	5,000,000
BNP Paribas S.A. (NY) 0.298%, 05/09/15	7,000,000	7,000,000
0.329%, 02/03/14 (a)	8,000,000	8,000,000
0.700%, 02/14/14	5,000,000	5,002,586
Canadian Imperial Bank of Commerce (NY) 0.244%, 06/13/14 (a)	2,900,000	2,900,000
0.270%, 02/04/14 (a)	8,000,000	8,000,000
0.270%, 03/03/14 (a)	8,000,000	8,000,000
Credit Suisse (NY) 0.260%, 03/18/14	8,000,000	8,000,000
0.260%, 04/22/14	14,000,000	14,000,000
0.319%, 06/06/14 (a)	5,000,000	5,000,000
Deutsche Bank AG (NY) 0.260%, 04/30/14	10,000,000	10,000,000
0.290%, 02/28/14 (a)	10,000,000	10,000,000
Mitsubishi UFJ Trust & Banking Corp. (NY) 0.280%, 02/20/14	8,000,000	8,000,000
Mizuho Bank, Ltd. (NY) 0.230%, 03/14/14	10,000,000	10,000,000
National Australia Bank, Ltd. (NY) 0.239%, 08/08/14 (a)	8,000,000	8,000,562
0.239%, 08/13/14 (a)	5,000,000	5,000,000
Natixis (NY) 0.289%, 03/06/14 (a)	10,000,000	9,999,319
Nordea Bank Finland plc (NY) 0.250%, 01/30/14	5,000,000	4,999,980
0.250%, 02/03/14	5,000,000	5,000,000
Norinchukin Bank (NY) 0.100%, 01/06/14	55,000,000	55,000,000
Rabobank Nederland (NY) 0.278%, 09/16/14	29,000,000	29,000,000
0.390%, 01/17/14	15,000,000	15,000,000
0.405%, 01/08/14	14,000,000	14,000,000
Royal Bank of Canada (NY) 0.230%, 01/15/14 (a)	7,000,000	7,000,000
0.245%, 03/27/14 (a)	6,000,000	6,000,000
0.270%, 10/10/14 (a)	5,500,000	5,500,000
Societe Generale (NY) 0.336%, 09/19/14 (a)	8,000,000	8,000,000
Sumitomo Mitsui Banking Corp. (NY) 0.230%, 02/10/14	20,000,000	20,000,000
Sumitomo Mitsui Trust Bank, Ltd. (NY) 0.220%, 04/04/14	10,000,000	10,000,000
Svenska Handelsbanken (NY) 0.255%, 01/17/14	8,000,000	8,000,018
Toronto Dominion Bank (NY) 0.166%, 02/19/14 (a)	10,000,000	10,000,000
0.234%, 07/24/14 (a)	8,000,000	8,000,000

Foreign Banks Yankee Dollar—(Continued)
Toronto Dominion Bank (NY) 0.240%, 09/04/14	10,000,000	10,000,000
0.250%, 08/12/14	12,000,000	12,000,000
Westpac Banking Corp. (NY) 0.238%, 10/08/14 (a)	10,000,000	10,000,000
0.247%, 08/28/14 (a)	7,000,000	7,000,000
0.280%, 04/15/14 (a)	14,500,000	14,500,000

		415,902,465

Domestic Banks—2.6%
Wells Fargo Bank N.A. 0.190%, 03/12/14	10,000,000	10,000,000
0.220%, 02/10/14	10,000,000	10,000,000
0.235%, 11/26/14	12,000,000	12,000,000
0.250%, 09/09/14	5,000,000	5,000,698

		37,000,698

Foreign Banks Eurodollar—1.7%
National Australia Bank, Ltd. (London)
0.240%, 10/23/14	14,000,000	14,000,000
0.250%, 03/07/14	10,000,000	10,000,000

		24,000,000

Total Certificate of Deposit (Cost $476,903,163)		476,903,163

Financial Company Commercial Paper (b)—30.8%
Australia & New Zealand Banking Group, Ltd. 0.275%, 02/25/14	10,000,000	10,000,000
0.314%, 01/17/14	10,000,000	10,000,000
Bank of Tokyo Mitsubishi UFJ, Ltd. (NY) 0.203%, 01/27/14	31,975,000	31,970,381
BNP Paribas Finance, Inc. 0.315%, 03/18/14	6,000,000	5,996,073
0.325%, 06/10/14	5,000,000	4,992,889
0.335%, 06/06/14	8,000,000	7,988,560
BNZ International Funding, Ltd. 0.162%, 03/11/14	10,000,000	9,996,933
0.244%, 02/21/14	8,000,000	7,997,280
Collateralized Commercial Paper Co., LLC 0.305%, 03/11/14	10,000,000	9,994,250
Collateralized Commercial Paper II Co., LLC 0.305%, 03/11/14	11,000,000	10,993,675
Commonwealth Bank of Australia 0.204%, 02/24/14	5,000,000	5,000,000
0.208%, 03/03/14	6,000,000	5,999,949
0.237%, 05/15/14	10,000,000	10,000,000
0.238%, 11/20/14	3,000,000	3,000,000
0.239%, 05/02/14	8,000,000	8,000,000
0.264%, 03/28/14	7,000,000	7,001,037
DnB Bank ASA 0.233%, 01/28/14	10,000,000	9,998,275
0.259%, 02/06/14	7,000,000	6,998,215

See accompanying notes to financial statements.

MSF-3

Metropolitan Series Fund

BlackRock Money Market Portfolio

Schedule of Investments as of December 31, 2013

Short-Term Investments—(Continued)

Financial Company Commercial Paper (b)—(Continued)

Security Description	Principal Amount*	Value
DnB Bank ASA 0.264%, 01/22/14	10,000,000	$9,998,483
0.264%, 01/27/14	10,000,000	9,998,122
Erste Abwicklungsanstalt 0.213%, 03/10/14	7,000,000	6,997,223
HSBC Bank plc 0.244%, 10/30/14	13,000,000	13,000,000
0.255%, 10/22/14	13,000,000	13,000,000
0.268%, 09/09/14	6,000,000	6,000,000
0.271%, 09/11/14	7,000,000	7,000,000
ING U.S. Funding, LLC 0.294%, 02/07/14	10,000,000	9,997,020
Lloyds Bank plc 0.030%, 01/02/14	20,000,000	19,999,983
Mizuho Funding, LLC 0.203%, 02/26/14	8,000,000	7,997,511
0.218%, 01/06/14	8,000,000	7,999,761
0.223%, 01/22/14	10,000,000	9,998,717
0.228%, 02/03/14	10,000,000	9,997,938
Nederlandse Waterschapsbank NV 0.217%, 08/13/14	10,000,000	10,000,000
0.237%, 02/18/14	6,000,000	6,000,000
0.248%, 11/03/14	8,000,000	8,000,000
0.276%, 07/30/14	2,000,000	2,000,233
0.278%, 07/28/14	2,000,000	2,000,231
Nordea Bank AB 0.244%, 08/12/14	15,000,000	14,977,700
0.254%, 01/09/14	10,250,000	10,249,431
0.259%, 01/10/14	4,000,000	3,999,745
Skandinaviska Enskilda Banken AB 0.279%, 04/09/14	14,000,000	13,989,520
0.279%, 05/07/14	11,000,000	10,989,413
Societe Generale North America, Inc. 0.254%, 03/06/14	10,000,000	9,995,764
Sumitomo Mitsui Banking Corp. 0.208%, 03/06/14	7,000,000	6,997,449
Svenska Handelsbanken, Inc. 0.208%, 05/08/14	20,000,000	19,985,536
0.254%, 02/04/14	7,000,000	6,998,347
Westpac Banking Corp. 0.235%, 10/30/14	15,000,000	15,000,000

Total Financial Company Commercial Paper (Cost $439,095,644)		439,095,644

Asset Backed Commercial Paper (b)—22.1%
Antalis U.S. Funding Corp. 0.264%, 02/07/14	5,700,000	5,698,477
Barton Capital, LLC 0.061%, 01/02/14	7,000,000	6,999,988
0.071%, 01/06/14	20,000,000	19,999,806
Bedford Row Funding Corp. 0.274%, 07/01/14	10,000,000	9,986,425
0.305%, 03/17/14	10,000,000	9,993,750
0.305%, 03/19/14	7,000,000	6,995,508
0.305%, 11/25/14	5,000,000	4,986,333
Cancara Asset Securitisation, LLC 0.041%, 01/02/14	20,000,000	19,999,978
Gemini Securitization, LLC 0.101%, 01/02/14	35,000,000	34,999,903
Jupiter Securitization Co., LLC 0.234%, 06/02/14	5,000,000	4,995,144
Kells Funding, LLC 0.238%, 10/15/14	5,000,000	4,999,601
Liberty Street Funding, LLC 0.010%, 01/02/14	30,000,000	29,999,992
0.152%, 02/03/14	10,775,000	10,773,518
LMA Americas, LLC 0.091%, 01/02/14	15,000,000	14,999,963
Matchpoint Master Trust 0.051%, 01/02/14	15,000,000	14,999,979
Mont Blanc Capital Corp. 0.254%, 02/10/14	12,000,000	11,996,667
Nieuw Amsterdam Receivables Corp. 0.172%, 01/09/14	5,000,000	4,999,811
0.172%, 01/21/14	5,000,000	4,999,528
0.172%, 03/03/14	12,000,000	11,996,543
Old Line Funding, LLC 0.234%, 06/09/14	3,000,000	2,996,953
0.244%, 03/17/14	10,000,000	9,995,000
Scaldis Capital, LLC 0.203%, 02/13/14	5,000,000	4,998,806
Starbird Funding Corp. 0.071%, 01/02/14	20,000,000	19,999,961
0.162%, 02/03/14	10,000,000	9,998,533
Victory Receivables Corp. 0.142%, 01/24/14	12,000,000	11,998,927
0.172%, 01/07/14	10,000,000	9,999,717
0.172%, 01/22/14	10,000,000	9,999,008

Total Asset Backed Commercial Paper (Cost $314,407,819)		314,407,819

Treasury Debt—8.2%
U.S. Treasury Bills 0.086%, 08/21/14 (b)	15,000,000	14,991,783
0.107%, 11/13/14 (b)	10,000,000	9,990,783
0.112%, 12/11/14 (b)	9,214,000	9,204,315
0.122%, 11/13/14 (b)	10,000,000	9,989,467
0.132%, 12/11/14 (b)	8,000,000	7,990,062
U.S. Treasury Notes 0.250%, 10/31/14	11,000,000	11,010,628
1.750%, 01/31/14	19,286,000	19,311,254
1.875%, 02/28/14	10,000,000	10,027,228
2.375%, 10/31/14	14,000,000	14,257,040
4.750%, 05/15/14	10,000,000	10,168,594

Total Treasury Debt (Cost $116,941,154)		116,941,154

See accompanying notes to financial statements.

MSF-4

Metropolitan Series Fund

BlackRock Money Market Portfolio

Schedule of Investments as of December 31, 2013

Short-Term Investments—(Continued)

Other Instrument—3.1%

Security Description	Principal Amount*	Value
Natixis 0.050%, 01/02/14	45,000,000	$45,000,000

Total Other Instrument (Cost $45,000,000)		45,000,000

Government Agency Debt—1.0%
Fannie Mae 0.135%, 02/27/15 (a)	15,000,000	14,995,639

Total Government Agency Debt (Cost $14,995,639)		14,995,639

Other Note—0.8%
Svenska Handelsbanken AB 0.277%, 05/13/16 (144A) (a)	11,100,000	11,100,000

Total Other Note (Cost $11,100,000)		11,100,000

Government Agency Repurchase Agreement—0.8%
Security Description	Principal Amount*	Value
Deutsche Bank Securities, Inc. Repurchase Agreement dated 12/31/13 at 0.020% to be repurchased at $11,000,012 on 01/02/14 collateralized by $21,309,000 U.S. Government Agency Obligations with a rates ranging from of 0.000% - 3.150%, maturity dates ranging from 04/25/28 - 12/27/32 with a value of $11,220,130.	11,000,000	11,000,000

Total Government Agency Repurchase Agreement (Cost $11,000,000)		11,000,000

Total Short-Term Investments (Cost $1,429,443,419)		1,429,443,419

Total Investments—100.3% (Cost $1,429,443,419) (c)		1,429,443,419
Other assets and liabilities (net)—(0.3)%		(4,683,466)

Net Assets—100.0%		$1,424,759,953

*	Principal amount stated in U.S. dollars unless otherwise noted.
(a)	Variable or floating rate security. The stated rate represents the rate at December 31, 2013. Maturity date shown for callable securities reflects the earliest possible call date.
(b)	The rate shown represents the discount rate at the time of purchase by the Portfolio unless otherwise noted.
(c)	As of December 31, 2013, the aggregate cost of investments for federal income tax purposes was $1,429,443,419.
(144A)—	Securities exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. As of December 31, 2013, the market value of 144A securities was $11,100,000, which is 0.8% of net assets.

See accompanying notes to financial statements.

MSF-5

Metropolitan Series Fund

BlackRock Money Market Portfolio

Schedule of Investments as of December 31, 2013

Fair Value Hierarchy

Accounting principles generally accepted in the United States of America (“GAAP”) define fair market value as the price that the Portfolio would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. It establishes a fair value hierarchy that prioritizes inputs to valuation methods and requires disclosure of the fair value hierarchy that segregates fair value measurements into three levels. Levels 1, 2 and 3 of the fair value hierarchy are defined as follows:

Level 1 - unadjusted quoted prices in active markets for identical investments

Level 2 - other significant observable inputs (including, but not limited to, unadjusted quoted prices for similar investments in markets that are either active or inactive; inputs other than quoted prices that are observable such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks, default rates, etc.)

Level 3 - significant unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are unavailable (including the Portfolio’s own assumptions in determining the fair value of investments)

The inputs or methodologies used for valuing investments are not necessarily an indication of the risk associated with investing in them. Changes to the inputs or methodologies used may result in transfers between levels, which will be recognized as of the beginning of the reporting period. Information on transfers between Level 1 and Level 2, if any, will be disclosed following the fair value hierarchy table below. A reconciliation of Level 3 securities, if any, will also be disclosed following the fair value hierarchy table. For more information about the Portfolio’s policy regarding the valuation of investments, please refer to the Notes to Financial Statements.

The following table summarizes the fair value hierarchy of the Portfolio’s investments as of December 31, 2013:

Description	Level 1	Level 2	Level 3	Total
Short-Term Investments
Certificate of Deposit*	$—	$476,903,163	$—	$476,903,163
Financial Company Commercial Paper	—	439,095,644	—	439,095,644
Asset Backed Commercial Paper	—	314,407,819	—	314,407,819
Treasury Debt	—	116,941,154	—	116,941,154
Other Instrument	—	45,000,000	—	45,000,000
Government Agency Debt	—	14,995,639	—	14,995,639
Other Note	—	11,100,000	—	11,100,000
Government Agency Repurchase Agreement	—	11,000,000	—	11,000,000
Total Short-Term Investments	—	1,429,443,419	—	1,429,443,419
Total Investments	$—	$1,429,443,419	$—	$1,429,443,419

*	See Schedule of Investments for additional detailed categorizations.

See accompanying notes to financial statements.

MSF-6

Metropolitan Series Fund

BlackRock Money Market Portfolio

Statement of Assets and Liabilities

December 31, 2013

Assets
Investments at amortized cost	$1,429,443,419
Cash	75,755
Receivable for:
Fund shares sold	3,656,085
Interest	653,309
Prepaid expenses	4,020

Total Assets	1,433,832,588
Liabilities
Payables for:
Fund shares redeemed	8,691,712
Accrued expenses:
Management fees	254,792
Deferred trustees’ fees	52,947
Other expenses	73,184

Total Liabilities	9,072,635

Net Assets	$1,424,759,953

Net assets consist of:
Paid in surplus	$1,424,808,157
Undistributed net investment loss	(52,948)
Accumulated net realized gain	4,744

Net Assets	$1,424,759,953

Net Assets
Class A	$536,372,732
Class B	651,279,134
Class E	237,108,087
Capital Shares Outstanding*
Class A	5,363,708
Class B	6,512,828
Class E	2,371,091
Net Asset Value, Offering Price and Redemption Price Per Share
Class A	$100.00
Class B	100.00
Class E	100.00

*	The Portfolio is authorized to issue an unlimited number of shares.

Statement of Operations

Year Ended December 31, 2013

Investment Income
Interest	$3,532,956

Total investment income	3,532,956
Expenses
Management fees	5,067,088
Administration fees	22,043
Custodian and accounting fees	127,348
Distribution and service fees—Class B	1,717,923
Distribution and service fees—Class E	411,044
Audit and tax services	27,901
Legal	27,755
Trustees’ fees and expenses	35,356
Shareholder reporting	55,104
Insurance	7,649
Miscellaneous	15,136

Total expenses	7,514,347
Less distribution and service fee waivers	(2,128,967)
Less management fee waiver	(1,852,424)

Net expenses	3,532,956

Net Investment Income	—

See accompanying notes to financial statements.

MSF-7

Metropolitan Series Fund

BlackRock Money Market Portfolio

Statements of Changes in Net Assets

	Year Ended December 31, 2013	Year Ended December 31, 2012
Increase (Decrease) in Net Assets:
From Operations
Net investment income	$—	$—

Increase in net assets from operations	—	—

Decrease in net assets from capital share transactions	(208,038,907)	(313,473,829)

Total decrease in net assets	(208,038,907)	(313,473,829)

Net Assets
Beginning of period	1,632,798,860	1,946,272,689

End of period	$1,424,759,953	$1,632,798,860

Undistributed Net Investment Loss
End of period	$(52,948)	$(48,204)

Other Information:

Capital Shares

Transactions in capital shares were as follows:

	Year Ended December 31, 2013		Year Ended December 31, 2012
	Shares	Value	Shares	Value
Class A
Sales	3,898,725	$389,872,252	2,924,409	$292,440,214
Redemptions	(4,053,585)	(405,358,526)	(4,484,216)	(448,421,558)

Net decrease	(154,860)	$(15,486,274)	(1,559,807)	$(155,981,344)

Class B
Sales	4,421,002	$442,100,037	4,362,373	$436,236,871
Redemptions	(5,622,674)	(562,267,377)	(5,294,949)	(529,494,843)

Net decrease	(1,201,672)	$(120,167,340)	(932,576)	$(93,257,972)

Class E
Sales	1,476,172	$147,617,026	1,694,630	$169,462,443
Redemptions	(2,200,023)	(220,002,319)	(2,336,970)	(233,696,956)

Net decrease	(723,851)	$(72,385,293)	(642,340)	$(64,234,513)

Decrease derived from capital shares transactions		$(208,038,907)		$(313,473,829)

See accompanying notes to financial statements.

MSF-8

Metropolitan Series Fund

BlackRock Money Market Portfolio

Financial Highlights

Selected per share data
	Class A
	Year Ended December 31,
	2013	2012	2011	2010	2009
Net Asset Value, Beginning of Period	$100.00	$100.00	$100.00	$100.00	$100.00

Income (Loss) from Investment Operations
Net investment income (a)	0.00	0.00	0.00	0.01	0.42

Total from investment operations	0.00	0.00	0.00	0.01	0.42

Less Distributions
Distributions from net investment income	0.00	0.00	0.00	(0.01)	(0.42)

Total distributions	0.00	0.00	0.00	(0.01)	(0.42)

Net Asset Value, End of Period	$100.00	$100.00	$100.00	$100.00	$100.00

Total Return (%) (b)	0.00	0.00	0.00	0.01	0.42

Ratios/Supplemental Data
Gross ratio of expenses to average net assets (%)	0.35	0.35	0.35	0.34	0.37
Net ratio of expenses to average net assets (%) (c)	0.23	0.28	0.26	0.30	0.36
Ratio of net investment income to average net assets (%)	0.00	0.00	0.00	0.01	0.45
Net assets, end of period (in millions)	$536.4	$551.9	$707.8	$712.9	$1,023.8

	Class B
	Year Ended December 31,
	2013	2012	2011	2010	2009
Net Asset Value, Beginning of Period	$100.00	$100.00	$100.00	$100.00	$100.00

Income (Loss) from Investment Operations
Net investment income (a)	0.00	0.00	0.00	0.00	0.25

Total from investment operations	0.00	0.00	0.00	0.00	0.25

Less Distributions
Distributions from net investment income	0.00	0.00	0.00	0.00	(0.25)

Total distributions	0.00	0.00	0.00	0.00	(0.25)

Net Asset Value, End of Period	$100.00	$100.00	$100.00	$100.00	$100.00

Total Return (%) (b)	0.00	0.00	0.00	0.00	0.25

Ratios/Supplemental Data
Gross ratio of expenses to average net assets (%)	0.60	0.60	0.60	0.59	0.62
Net ratio of expenses to average net assets (%) (c)	0.23	0.28	0.26	0.31	0.54
Ratio of net investment income to average net assets (%)	0.00	0.00	0.00	0.00	0.26
Net assets, end of period (in millions)	$651.3	$771.5	$864.7	$793.6	$992.9

Please see following page for Financial Highlights footnote legend.

See accompanying notes to financial statements.

MSF-9

Metropolitan Series Fund

BlackRock Money Market Portfolio

Financial Highlights

Selected per share data
	Class E
	Year Ended December 31,
	2013	2012	2011	2010	2009
Net Asset Value, Beginning of Period	$100.00	$100.00	$100.00	$100.00	$100.00

Income (Loss) from Investment Operations
Net investment income (a)	0.00	0.00	0.00	0.00	0.31

Total from investment operations	0.00	0.00	0.00	0.00	0.31

Less Distributions
Distributions from net investment income	0.00	0.00	0.00	0.00	(0.31)

Total distributions	0.00	0.00	0.00	0.00	(0.31)

Net Asset Value, End of Period	$100.00	$100.00	$100.00	$100.00	$100.00

Total Return (%) (b)	0.00	0.00	0.00	0.00	0.30

Ratios/Supplemental Data
Gross ratio of expenses to average net assets (%)	0.50	0.50	0.50	0.51	0.52
Net ratio of expenses to average net assets (%) (c)	0.23	0.28	0.26	0.34	0.48
Ratio of net investment income to average net assets (%)	0.00	0.00	0.00	0.00	0.35
Net assets, end of period (in millions)	$237.1	$309.5	$373.7	$409.0	$10.0

(a)	Per share amounts based on average shares outstanding during the period.
(b)	Total return does not reflect any insurance, sales, separate account or administrative charges of variable annuity or life insurance contracts or any additional expenses that contract owners may bear under their variable contracts. If these charges were included, the returns would be lower.
(c)	Net ratio of expenses to average net assets includes the effect of the management fee waivers and voluntary distribution & services fee waiver as detailed in Note 4 of the Notes to Financial Statements.

See accompanying notes to financial statements.

MSF-10

Metropolitan Series Fund

BlackRock Money Market Portfolio

Notes to Financial Statements—December 31, 2013

1. Organization

Metropolitan Series Fund (the “Trust”) is organized as a Delaware statutory trust and registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. The Trust is currently comprised of thirty series, each of which operates as a distinct investment vehicle of the Trust. The portfolio included in this report is BlackRock Money Market Portfolio (the “Portfolio”), which is diversified. Shares in the Portfolio are not offered directly to the general public and are currently available only to separate accounts established by Metropolitan Life Insurance Company (“MetLife”) and other affiliated life insurance companies.

The Portfolio has registered and offers three classes of shares: Class A, B, and E shares. Shares of each Class of the Portfolio represent an equal pro rata interest in the Portfolio and generally give the shareholder the same voting, dividend, liquidation, and other rights. Investment income, realized and unrealized capital gains and losses, the common expenses of the Portfolio, and certain Portfolio-level expense reductions, if any, are allocated on a pro rata basis to each Class based on the relative net assets of each Class to the net assets of the Portfolio. Each Class of shares differs in its respective distribution plan and such distribution expenses are allocated to that Class.

2. Significant Accounting Policies

The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America (“GAAP”) requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities as of the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates. In the preparation of these financial statements, management has evaluated events and transactions subsequent to December 31, 2013 through the date the financial statements were issued.

The following is a summary of significant accounting policies consistently followed by the Portfolio in the preparation of its financial statements.

Investment Valuation and Fair Value Measurements - As permitted by Rule 2a-7 under the 1940 Act, and subject to certain conditions therein, the Portfolio employs the amortized cost method of security valuation that the Board of Trustees of the Trust (the “Board” or “Trustees”) has determined approximates the fair market net asset value per share of the Portfolio. The Board monitors the deviations between the Portfolio’s net asset value per share, as determined by using available market quotations, and its amortized cost price per share. If the deviation exceeds 1/2 of 1%, the Board will consider what action, if any, should be initiated. This method of valuation is considered a Level 2 in the fair value hierarchy.

If no current market value quotation or other observable inputs are readily available or market value quotations are deemed to be unreliable for a security, the fair value of the security will be determined in accordance with procedures approved by and under the general supervision of the Board. In such a circumstance, the Board has delegated the determination of the fair value of a security to a Valuation Committee (“Committee”) of MetLife Advisers, LLC (“MetLife Advisers” or the “Adviser”), an affiliate of MetLife, Inc. The Committee provides general pricing oversight and fair value pricing determinations related to portfolio securities and meets on a regular basis to review reports relating to the valuation of the securities in the Portfolio. The Board has delegated to State Street Bank and Trust Company, the Trust’s custodian (“custodian”), the responsibility for calculating the net asset values (“NAVs”) of the Trust’s Portfolios. The Committee is responsible for overseeing the calculation of the NAVs of the Portfolios by the custodian. The Committee also periodically reviews pricing vendors, including the vendor providing fair value pricing for the Portfolio’s foreign securities, and is responsible for overseeing the correction of pricing errors and addressing other pricing issues that arise in the ordinary course of business, such as making real-time fair value determinations, as necessary.

No single standard for determining the fair value of a security can be set forth because fair value depends upon the facts and circumstances with respect to each security. Information relating to any relevant factors may be obtained by the Committee from any appropriate source, including the subadviser of the Portfolio, the custodian, a pricing service, market maker and/or broker for such security or the issuer. Appropriate methodologies for determining fair value under particular circumstances may include: matrix pricing, comparisons of securities with comparable characteristics, value based on multiples of earnings, discount from market price of similar marketable securities or a combination of these and other methods. The Committee maintains a detailed report tracking each fair-valued security that compares the fair value price to the next available trade, vendor or broker price, and provides information on how close the fair value price was to the next quoted price. The Committee reviews a summary of such report monthly. On a quarterly basis, the Board is provided with the following for consideration and ratification or adjustment: (1) a memorandum summarizing the actions taken by the Committee in the prior quarter; and (2) a list of the Portfolio’s securities as of the most recent quarter-end for which market quotations were not readily available.

Investment Transactions and Related Investment Income - Portfolio security transactions are recorded on the trade date. Dividend income is recorded on the ex-dividend date or, for certain foreign securities, when notified. Interest income, which includes

MSF-11

Metropolitan Series Fund

BlackRock Money Market Portfolio

Notes to Financial Statements—December 31, 2013—(Continued)

amortization of premium and accretion of discount on debt securities, is recorded on the accrual basis. Realized gains and losses on investments are determined on the identified cost basis, which is the same basis used for federal income tax purposes. Foreign income and foreign capital gains on some foreign securities may be subject to foreign taxes, which are accrued as applicable. These foreign taxes have been provided for in accordance with the Portfolio’s understanding of the applicable countries’ tax rules and rates.

Income Taxes - It is the Portfolio’s policy to comply with the requirements of the Internal Revenue Code of 1986, as amended, and regulations thereunder, applicable to regulated investment companies and to distribute, with respect to each taxable year, all of its taxable income to shareholders. Therefore, no federal income tax provision is required. The Portfolio files U.S. federal tax returns. No income tax returns are currently under examination. The Portfolio’s federal tax returns for the prior three fiscal years remain subject to examination by the Internal Revenue Service. As of December 31, 2013, the Portfolio had no uncertain tax positions that would require financial statement recognition, or de-recognition or disclosure.

Dividends and Distributions to Shareholders - The Portfolio records dividends and distributions on the ex-dividend date. Net realized gains from security transactions (if any) are generally distributed annually to shareholders. The timing and characterization of certain income and capital gains distributions are determined in accordance with federal tax regulations that may differ from GAAP. Permanent book and tax basis differences relating to shareholder distributions will result in reclassification between under/over distributed net investment income, accumulated net realized gains/losses, and paid-in surplus. Book-tax differences are primarily due to ordinary loss netting and short-term capital gains reclasses from ordinary income. These adjustments have no impact on net assets or the results of operation.

Repurchase Agreements - The Portfolio may enter into repurchase agreements, under the terms of a Master Repurchase Agreement, with selected commercial banks and broker-dealers, under which the Portfolio acquires securities as collateral and agrees to resell the securities at an agreed upon time and at an agreed-upon price. The Portfolio, through the custodian or a subcustodian, receives delivery of the underlying securities collateralizing any repurchase agreements. The Portfolio requires the custodian to take possession, to have legally segregated in the Federal Reserve Book Entry System, or to have segregated within the custodian’s vault, all securities held as collateral for repurchase agreements. It is the Portfolio’s policy that the market value of the collateral be at least equal to 100% of the repurchase price in the case of a repurchase agreement of one-day duration and at least equal to 102% of the repurchase price in the case of all other repurchase agreements. In the event of default or failure by a party to perform an obligation in connection with any repurchase transaction, the Master Repurchase Agreement gives the non-defaulting party the right to set-off claims and to apply property held by it in connection with any repurchase transaction against obligations owed to it.

At December 31, 2013, the Portfolio had investments in repurchase agreements with a gross value of $11,000,000, which is included as part of investments at value on the Statement of Assets and Liabilities. The value of the related collateral exceeded the value of the repurchase agreements at December 31, 2013.

3. Certain Risks

Market Risk: In the normal course of business, the Portfolio invests in securities and enters into transactions where risks exist due to fluctuations in the market (market risk) or failure of the other party to a transaction to perform (credit and counterparty risk). The value of securities held by the Portfolio may decline in response to certain events, including those directly involving the companies whose securities are owned by the Portfolio; conditions affecting the general economy; overall market changes; local, regional or global political, social or economic instability; currency, interest rate, and price fluctuations.

Credit and Counterparty Risk: The Portfolio may be exposed to counterparty risk, or the risk that an entity with which the Portfolio has unsettled or open transactions may default. The potential loss could exceed the value of the financial assets and liabilities recorded in the financial statements. Financial assets that potentially expose the Portfolio to credit and counterparty risk consist principally of cash due from counterparties and investments. The Portfolio manages counterparty risk by entering into agreements only with counterparties that it believes have the financial resources to honor their obligations and by monitoring the financial stability of those counterparties. The Portfolio’s investment adviser attempts to mitigate counterparty risk by (i) periodically assessing the creditworthiness of its trading partners, (ii) monitoring and/or limiting the amount of its net exposure to each individual counterparty based on its assessment, and (iii) requiring collateral from the counterparty for certain transactions. In order to preserve certain safeguards for non-standard settlement trades, the Portfolio restricts its exposure to credit and counterparty losses by entering into master netting agreements with counterparties (approved brokers) with whom it undertakes a significant volume of transactions. Master Agreements govern the terms of certain transactions, and reduce the counterparty risk associated with relevant transactions by specifying credit protection mechanisms and providing standardization that improves legal certainty. Master Agreements can also help limit counterparty risk by specifying collateral posting arrangements at pre-arranged exposure levels.

Repurchase and reverse repurchase agreements are primarily executed under Global Master Repurchase Agreements (“GMRAs”) or Master Repurchase Agreements (“MRAs”), which provide the rights to set-off. Each repurchase and reverse repurchase agreement is initially collateralized at the transaction level. In the event of default, the total market value exposure will be offset against collateral exchanged to date, which would result in a net receivable/(payable) that would be due from/to the counterparty.

Additional risks associated with each type of investment are described above within the respective security type notes. The Portfolio’s prospectus includes a discussion of the principal risks of investing in the Portfolio.

MSF-12

Metropolitan Series Fund

BlackRock Money Market Portfolio

Notes to Financial Statements—December 31, 2013—(Continued)

4. Investment Management Fees and Other Transactions with Affiliates

Investment Management Agreement - MetLife Advisers is the investment adviser to the Portfolio. The Trust has entered into an investment management agreement with MetLife Advisers with respect to the Portfolio. For providing investment management services to the Portfolio, MetLife Advisers receives monthly compensation at the annual rates:

Management Fees earned by MetLife Advisers for the year ended December 31, 2013	% per annum	Average Daily Net Assets
$5,067,088	0.350%	Of the first $1 billion
	0.300%	Of amount in excess of $1 billion

Certain officers and trustees of the Trust may also be officers of MetLife Advisers; however, such officers and trustees receive no compensation from the Trust.

MetLife Advisers has entered into an investment subadvisory agreement with respect to the Portfolio. BlackRock Advisors, LLC is compensated by MetLife Advisers to provide subadvisory services for the Portfolio.

Management Fee Waivers - Pursuant to an expense agreement, MetLife Advisers has agreed, for the period April 29, 2013 through April 27, 2014, to reduce its advisory fees set out above under “Investment Management Agreement” as follows:

% per annum	Average Daily Net Assets
0.025%	Of the first $1 billion

For the period May 1, 2012 through April 28, 2013, an identical expense agreement was in place. Pursuant to the expense agreement, $250,000 was waived for the year ended December 31, 2013 and is included in the management fee waivers shown in the Statement of Operations.

In addition to the contractual fee waiver, MetLife Advisers and/or its affiliates have voluntarily agreed, if the yield on any share Class of the Portfolio turns negative on a given day, to waive their fees or reimburse certain Portfolio expenses to raise the yield of that share Class to 0.00% for that day. The waiver will first be applied to 12b-1 expenses. If the amount of the waiver exceeds the Class B or Class E 12b-1 expenses on a given day, MetLife Advisers and/or its affiliates would then waive fees or reimburse expenses pro rata across all share Classes. This voluntary waiver/expense reimbursement may be discontinued by MetLife Advisers and/or its affiliates at any time without notice. During year ended December 31, 2013, $2,128,967 of 12b-1 expenses were waived as shown on the Statement of Operations. Class B shares waived $1,717,923 and Class E shares waived $411,044. In addition, during the year ended December 31, 2013, $1,602,424 of management fees were voluntarily waived and are included in the management fee waivers shown in the Statement of Operations.

Transfer Agency Agreement - MetLife serves as the transfer agent for the Trust. MetLife receives no fees for its services to the Trust under the transfer agency agreement.

Distribution and Service Fees - The Trust has a distribution agreement with MetLife Investors Distribution Company (“MIDC” or the “Distributor”) in which MIDC serves as the distributor for the Portfolio’s Class A, B and E Shares. MIDC is a wholly-owned subsidiary of MetLife Investors Group, Inc., an affiliate of the Adviser. The Trust has also adopted a Distribution and Service Plan under Rule 12b-1 of the 1940 Act for the Portfolio’s Class B and E Shares. Under the Distribution and Service Plan, the Class B and E Shares of the Portfolio pay a fee to compensate the Insurance Companies (or their affiliates) and other broker-dealers and financial intermediaries involved in the offer and sale of Portfolio shares for promoting or selling and servicing the Class B and E Shares. The fees under the Distribution and Service Plan for each class of the Portfolio’s shares are calculated as a percentage of the Portfolio’s average daily net assets that are attributable to that Class. Currently, the fee is 0.25% per year for Class B Shares and 0.15% per year for Class E Shares. Amounts incurred by the Portfolio for the year ended December 31, 2013 are shown as Distribution and service fees in the Statement of Operations.

Deferred Trustee Compensation - Each Trustee who is not currently an employee of the Adviser or any of its affiliates receives compensation from the Trust for his or her service to the Trust. A deferred compensation plan (the “Plan”) is available to the Trustees on a voluntary basis. Deferred amounts remain in the Trust until distributed in accordance with the provisions of the Plan. The value of a participating Trustee’s deferral account is based on theoretical investments of deferred amounts, on the normal payment dates in certain portfolios of the Trust or Met Investors Series Trust, an affiliate of the Trust, as designated by the participating Trustee. Changes in the value of participants’ deferral accounts are reflected as Trustees’ fees and expenses in the Statement of Operations. The portion of the accrued obligations allocated to the Portfolio under the Plan is reflected as Deferred trustees’ fees in the Statement of Assets and Liabilities.

MSF-13

Metropolitan Series Fund

BlackRock Money Market Portfolio

Notes to Financial Statements—December 31, 2013—(Continued)

5. Contractual Obligations

Under the Trust’s organizational documents, its officers and Trustees may be indemnified against certain liabilities and expenses arising out of the performance of their duties to the Trust. Additionally, the Trust has a variety of indemnification obligations under contracts with its service providers. The Trust’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Trust that have not yet occurred.

6. Income Tax Information

There were no distributions paid for the year ended December 31, 2013 and 2012.

As of December 31, 2013, the components of distributable earnings (accumulated losses) on a federal income tax basis were as follows:

Undistributed Ordinary Income	Undistributed Long-Term Capital Gain	Net Unrealized Appreciation	Loss Carryforwards	Other Accumulated Capital Losses	Total
$4,744	$—	$—	$—	$—	$4,744

The Portfolio utilizes the provisions of the federal income tax laws that provide for the carryforward of capital losses for prior years, offsetting such losses against any future realized capital gains. Under the Regulated Investment Company Modernization Act of 2010 (the “Act”), net capital losses recognized after December 22, 2010 may be carried forward indefinitely, and their character is retained as short-term and/or long-term losses. Previously, net capital losses were carried forward for up to eight years and treated as short-term losses. As a transition rule, the Act requires that post-enactment net capital losses be used before pre-enactment net capital losses.

As of December 31, 2013, the Portfolio had no post-enactment accumulated capital losses or pre-enactment accumulated capital loss carryforwards.

MSF-14

Metropolitan Series Fund

BlackRock Money Market Portfolio

Report of Independent Registered Public Accounting Firm

To the Shareholders of BlackRock Money Market Portfolio and the Board of Trustees of Metropolitan Series Fund:

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of BlackRock Money Market Portfolio, one of the portfolios constituting Metropolitan Series Fund (the “Trust”) as of December 31, 2013, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Trust’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Trust is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Trust’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2013, by correspondence with the custodian and brokers; where replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of BlackRock Money Market Portfolio of Metropolitan Series Fund, as of December 31, 2013, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

Deloitte & Touche LLP

Boston, Massachusetts

February 27, 2014

MSF-15

Metropolitan Series Fund

Trustees and Officers of Metropolitan Series Fund

The Trustees and executive officers of the Trust, their ages and their principal occupations during the past five years are set forth below. Unless otherwise indicated, the business address of each is One Financial Center, Boston, MA 02111. Each Trustee who is deemed an “interested person,” as such term is defined in the 1940 Act, is indicated by an asterisk. Those Trustees who are not “interested persons” as defined in the 1940 Act are referred to as “Independent Trustees.” Additional information about the Trustees is available in the Statement of Additional Information, which is available without charge, upon request, by calling (800) 848-3854.

Trustees of the Trust

Name and Age	Position(s) Held with Registrant	Term of Office and Length of Time Served	Principal Occupation(s) During the Past 5 Years(1)	Number of Portfolios in Fund Complex(2) overseen	Other Directorships Held by Trustee During the Past 5 Years(1)
Interested Trustee
Elizabeth M. Forget* (47)	Trustee, Chairman of the Board, President and Chief Executive Officer	Indefinite; From May 2006 (President and Chief Executive Officer)/ August 2006 (Trustee and Chairman of the Board) to present	Senior Vice President, MetLife Inc.; President, MetLife Advisers, LLC and a predecessor company.	79	Trustee, Met Investors Series Trust (the “MIST Trust”);** various MetLife-affiliated boards.

Independent Trustees
Stephen M. Alderman (54)	Trustee	Indefinite; From April 2012 to present	Shareholder in the law firm of Garfield & Merel, Ltd.	79	Trustee, MIST Trust;** Director, International Truck Leasing Corp.

Robert J. Boulware (57)	Trustee	Indefinite; From April 2012 to present	Managing Director, Pilgrim Funds, LLC (private equity fund).	79	Trustee, MIST Trust;** Trustee, Vertical Capital Income Fund (closed-end fund); Director, Gainsco, Inc. (auto insurance).

Susan C. Gause (61)	Trustee	Indefinite; From April 2012 to present	Private Investor.	79	Trustee, MIST Trust;** Trustee, HSBC Funds.

Nancy Hawthorne (62)	Trustee	Indefinite; From May 2003 to present	Chief Executive Officer, Clerestory LLC (corporate advisor).	79	MIST Trust;** Director, THL Credit, Inc.**; Director, Avid Technology, Inc.**

Barbara A. Nugent (57)	Trustee	Indefinite; From January 2014 to present	President, True North Board Governance, LLC (consulting); until 2014, partner in the law firm of Stradley Ronon Stevens & Young, LLP.	79	Trustee, MIST Trust**; Director, Episcopal Healthcare Foundation; until 2014, member, Mutual Fund Directors Forum Advisory Board.

Keith M. Schappert (62)	Trustee	Indefinite; From August 2009 to present	Principal, Schappert Consulting LLC (asset management consulting).	79	Trustee, MIST Trust;** Director, The Commonfund for Nonprofit Organizations; until 2011, Director, Trilogy Global Advisors; Director, Mirae Asset Discovery Funds,** Director, Calamos Investments.

Linda B. Strumpf (66)	Trustee	Indefinite; From May 2000 to present	Chair of the Investment Committee, Leona M. and Harry B. Helmsley Charitable Trust; until 2011, Chief Investment Officer, Leona M. and Harry B. Helmsley Charitable Trust.	79	Since 2012, Trustee, MIST Trust,** Trustee and Member of Investment Committee, The Pennsylvania State University.

Dawn M. Vroegop (47)	Trustee	Indefinite; From May 2009 to present	Private Investor.	79	Trustee, MIST Trust,** Trustee, Driehaus Mutual Funds; Director and Investment Committee Chair, City College of San Francisco Foundation.

MSF-16

Metropolitan Series Fund

Trustees and Officers of Metropolitan Series Fund—(Continued)

Executive Officers of the Trust

Name and Age	Position(s) Held with Registrant	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years(1)
Elizabeth M. Forget (47)	President, Chief Executive Officer, Trustee and Chairman of the Board	From May 2006 (President and Chief Executive Officer)/ August 2006 (Trustee and Chairman of the Board) to present	See principal occupation information in the table above.

Jeffrey L. Bernier (42)	Vice President	From February 2008 to present	Vice President, MetLife, Inc.; Senior Vice President, MetLife Advisers, LLC and a predecessor company.

Peter H. Duffy (58)	Chief Financial Officer and Treasurer	From November 2000 to present	Senior Vice President, MetLife Advisers, LLC; Vice President, MetLife, Inc.

Andrew L. Gangolf (59)	Secretary	From May 2011 to present	Senior Vice President, MetLife Advisers, LLC; Senior Vice President & Assistant General Counsel, AllianceBerstein Investments, Inc.

Jeffrey P. Halperin (46)	Chief Compliance Officer	From November 2005 to present	Vice President, MetLife, Inc.; Chief Compliance Officer, MIST; Chief Compliance Officer, MSF Trust; Chief Compliance Officer, MetLife Advisers, LLC and a predecessor company; Chief Compliance Officer, MetLife Investment Management, LLC (formerly MetLife Investment Advisors Company, LLC).

Alan C. Leland, Jr. (61)	Vice President	From February 2005 to present	Treasurer and Chief Financial Officer, MetLife Advisers, LLC; Vice President, MetLife Group Inc.; Vice President, MetLife, Inc.

*	Ms. Forget is an “interested person” of the Trust because of her positions with MetLife Advisers, LLC and her ownership of securities issued by MetLife, Inc., the ultimate parent company of MetLife Advisers, LLC.
**	Indicates a directorship with a registered investment company or a company subject to the reporting requirements of the Securities Exchange Act of 1934, as amended.
(1)	Previous positions during the past five years with the Trust, MetLife, Inc. or the Adviser are omitted if not materially different.
(2)	The Fund Complex includes 49 Portfolios of the MIST Trust and 30 Portfolios of the Trust.

MSF-17

Metropolitan Series Fund

BlackRock Money Market Portfolio

Board of Trustees’ Consideration of Advisory and Sub-Advisory Agreements

At an in-person meeting of the Boards of Trustees (the “Board”) of Met Investors Series Trust and Metropolitan Series Fund (“MIST” and “MSF,” respectively, and collectively, the “Trusts”) held on November 19-20, 2013, the Board, including a majority of the Trustees who are not considered to be “interested persons” of the Trusts (the “Independent Trustees”) under the Investment Company Act of 1940, as amended (the “1940 Act”), approved for an annual period the continuation of each Trust’s advisory agreement (the “Advisory Agreement”) with MetLife Advisers, LLC (the “Adviser”) and the applicable sub-advisory agreements (each a “Sub-Advisory Agreement,” and collectively with the Advisory Agreement, the “Agreements”) between the Adviser and the investment sub-advisers (each a “Sub-Adviser,” and collectively, the “Sub-Advisers”) for each of the series of the Trusts, including the BlackRock Money Market Portfolio (each a “Portfolio,” and collectively, the “Portfolios”).1

In considering the Agreements, the Board reviewed a variety of materials provided by the Adviser and the Sub-Advisers relating to the Portfolios, including comparative performance, fee and expense information for an appropriate peer group of similar mutual funds, performance information for relevant benchmark indices and other information regarding the nature, extent and quality of services provided by the Adviser and the Sub-Advisers under their respective Agreements. The Board also took into account its experience with the Adviser and the Sub-Advisers and information provided to the Board in its meetings throughout the year with respect to the services provided by the Adviser and the Sub-Advisers, including quarterly performance reports prepared by management containing reviews of investment results, and periodic presentations from certain of the Sub-Advisers with respect to the Portfolios they manage. The Independent Trustees also assessed reports provided by the Board’s independent consultant, who reviewed and provided analyses regarding investment performance, fees and expenses, and other information provided by, or at the direction of, the Adviser and the Sub-Advisers, as more fully discussed below.

The Independent Trustees were separately advised by independent legal counsel throughout the process, and met with independent legal counsel in periodic executive sessions. Prior to voting to continue the Agreements at the November meeting, the Independent Trustees also received a memorandum from their independent counsel discussing the legal standards for their consideration of the proposed continuation of the Agreements. The Board also met in person with personnel of the Adviser on September 17, 2013 for the specific purpose of giving preliminary consideration to the proposed continuation of the Agreements and to request additional information they considered reasonably necessary to their deliberations. The Independent Trustees also discussed the proposed continuation of the Agreements in private sessions with their independent legal counsel at which no representatives of management were present.

In considering whether to approve the renewal of the Advisory Agreement with the Adviser and any applicable Sub-Advisory Agreements with respect to a Portfolio, the Board reviewed and analyzed the factors it deemed relevant, including: (1) the nature, extent and quality of the services to be provided to the Portfolios by the Adviser and the Sub-Advisers; (2) the performance of the Portfolios as compared to a peer group and an appropriate index; (3) the Adviser’s and each of the Sub-Adviser’s personnel and operations; (4) the financial condition of the Adviser and of the Sub-Advisers; (5) the level and method of computing each Portfolio’s advisory and sub-advisory fees; (6) the profitability of the Adviser under the Advisory Agreement and of certain of the Sub-Advisers under the Sub-Advisory Agreements; (7) any “fall-out” benefits to the Adviser, the Sub-Advisers and their affiliates (i.e., ancillary benefits realized by the Adviser, the Sub-Advisers or their affiliates from the Adviser’s or Sub-Advisers’ relationship with the Trusts); (8) the anticipated effect of growth in size on Portfolio expenses; (9) fees paid to certain of the Sub-Advisers by comparable institutional and retail accounts; and (10) possible conflicts of interest.

Nature, extent and quality of services. The Board evaluated the nature, extent and quality of the services that the Adviser, and the Sub-Advisers as relevant, have provided to the Portfolios. The Board considered the Adviser’s services as investment manager to the Portfolios, including services relating to the selection and oversight of the Sub-Advisers for the applicable Portfolios. The Board considered, among other things, the Adviser’s oversight of the provision of services to the Portfolios by the Sub-Advisers, including with respect to investment activities and trading practices, and the Sub-Adviser’s compliance with fund policies, objectives and Board directives, compliance policies and procedures and applicable law. The Adviser’s services in coordinating and overseeing the activities of the Trusts’ other service providers were also considered. The Board also evaluated the expertise and performance of the personnel of the Adviser who performed services for the Portfolios throughout the year.

The Board considered information received from the Trust’s Chief Compliance Officer (“CCO”) regarding the Portfolios’ compliance policies and procedures established pursuant to Rule 38a-l under the 1940 Act. The Board also evaluated the CCO’s ongoing reports concerning the CCO’s oversight of the risk assessment processes of the Sub-Advisers.

1 The Pyramis Managed Risk Portfolio recently commenced operations and, therefore, the Agreement with respect to this Portfolio was not up for renewal.

MSF-18

Metropolitan Series Fund

BlackRock Money Market Portfolio

Board of Trustees’ Consideration of Advisory and Sub-Advisory Agreements—(Continued)

With respect to the services provided by each of the Sub-Advisers, the Board considered, among other things, information provided to the Board by each Sub-Adviser. The Board considered the Sub-Adviser’s current level of staffing and its overall resources, as well as its compensation program. The Board reviewed each Sub-Adviser’s history and investment experience, as well as information regarding the qualifications, background and responsibilities of the Sub-Adviser’s investment and compliance personnel who provide services to the Portfolios. The Board also considered, among other things, the Sub-Adviser’s compliance program and any disciplinary history. The Board also took into account the Sub-Adviser’s risk assessment and monitoring process. The Board noted each Sub-Adviser’s regulatory history, including whether it was currently involved in any regulatory actions or investigations as well as material litigation, and any settlements and amelioratory actions undertaken, as appropriate. The Board also noted that the CCO and his staff conduct regular, periodic compliance reviews with each of the Sub-Advisers and present reports to the Independent Trustees regarding the same, which includes evaluating the regulatory compliance systems of the Sub-Advisers and procedures reasonably designed by them to help assure compliance with the federal securities laws, including issues related to late trading and market timing, best execution, fair value pricing, and proxy voting procedures, among others. The Board also took into account the financial condition of each Sub-Adviser. In its review, the Board also received and took into account information regarding any services and/or payments provided to the Adviser by the Sub-Advisers in connection with marketing activities.

The Board considered each Sub-Adviser’s investment process and philosophy. The Board took into account that each Sub-Adviser’s responsibilities include the development and maintenance of an investment program for the applicable Portfolio which is consistent with the Portfolio’s investment objectives, the selection of investment securities and the placement of orders for the purchase and sale of such securities, as well as the implementation of compliance controls related to performance of these services. The Board also reviewed each Sub-Adviser’s brokerage policies and practices.

Performance. The Board considered the performance of the Portfolios as described in the quarterly reports prepared by management, and as also analyzed in reports prepared by the Independent Trustees’ independent consultant. The Board noted that the Adviser reviews with the Board on a quarterly basis detailed information about the Portfolios’ performance results, portfolio composition and investment strategies. The Board also reviewed and considered a separate report prepared by Lipper Inc. (“Lipper”), an independent third party, which provided a statistical analysis comparing the Portfolios’ investment performance, expenses, and fees to comparable funds underlying variable insurance products (the “Performance Universe”). In addition, the Independent Trustees met separately with a representative of Bobroff Consulting, Inc., an independent consultant (“Bobroff), at a special board meeting in September 2013, to review the separate reports prepared by such consultant (“Bobroff Report”), which analyzed the report prepared by Lipper. The Board also considered each Portfolio’s more recent performance subsequent to the performance period covered by the Lipper reports, and management’s discussion of the same, including the effect of current market conditions on each Portfolio’s more recent performance.

The Board reviewed the Portfolios’ performance records and the Adviser’s and Sub-Advisers’ management styles and long-term performance records with the Portfolios and comparable funds. The Board focused particular attention on Portfolios with less favorable performance records. The Board was mindful of the Adviser’s focus on each Sub-Adviser’s performance and noted that the Adviser has been active in monitoring and responding to any performance issues with respect to the Portfolios. The Board also took into account its discussions with management regarding factors that contributed to the performance of the Portfolios.

Among other data relating specifically to the BlackRock Money Market Portfolio’s performance, the Board considered that the Portfolio outperformed the median of its Performance Universe for the one- and five-year periods ended June 30, 2013 and underperformed the median of its Performance Universe for the three-year period ended June 30, 2013. The Board also considered that the Portfolio outperformed its Lipper Index for the five-year period ended June 30, 2013, performed equally to its Lipper Index for the one-year period ended June 30, 2013 and slightly underperformed its Lipper Index for the three-year period ended June 30, 2013. The Board further considered that the Portfolio underperformed its benchmark, the Merrill Lynch 3-Month Treasury Bills Index, for the one- and three-year periods ended October 31, 2013 and outperformed its benchmark for the five-year period ended October 31, 2013.

Fees and Expenses. The Board gave consideration to the advisory fees payable under the Advisory Agreement and the sub-advisory fees payable under each of the Sub-Advisory Agreements. In this regard, the Board reviewed the advisory fees payable on a Portfolio-by-Portfolio basis based on information provided by the Adviser. The Independent Trustees, with the assistance of Bobroff, also examined the fees paid by a Portfolio in light of fees paid to other investment managers by comparable funds, as well as considered the fees charged by the Adviser to manage other comparable funds, as applicable. The Lipper report included comparisons of the Adviser’s fee schedule with that of its peers based on an asset-based analysis of relative fee structures according to the size of the Portfolio. In addition, the Board considered the Portfolios’ advisory and sub-advisory fees and total expenses as compared to similarly situated investment companies underlying variable insurance products deemed to be comparable to the Portfolios as determined by Lipper.

MSF-19

Metropolitan Series Fund

BlackRock Money Market Portfolio

Board of Trustees’ Consideration of Advisory and Sub-Advisory Agreements—(Continued)

The Board considered a Portfolio’s ranking within a smaller group of peer funds chosen by Lipper (the “Expense Group”), as well as the Portfolio’s ranking within broader groups of funds (the “Expense Universe” and the “Sub-advised Expense Universe”). The Board also considered a Portfolio’s contractual sub-advisory fees, as applicable, as compared to the Sub-advised Expense Universe as well as a smaller group of funds (the “Sub-advised Expense Group”). In comparing a Portfolio’s actual and contractual management fee to that of comparable funds, the Board noted that such fee includes both advisory and administrative fees.

The Board noted that the sub-advisory fees for the Portfolios are paid by the Adviser, not the Portfolios, out of the advisory fee. It was further noted that the Adviser negotiates such fees at arm’s length. The Board also considered that the Adviser had entered into expense limitation agreements with certain of the Portfolios, pursuant to which the Adviser has agreed to waive a portion of its advisory fee and/or reimburse certain expenses as a means of limiting a Portfolio’s total annual operating expenses. The Board further considered the amount of sub-advisory fees paid out by the Adviser and the amount of the management fees that it retained in light of the services performed by Sub-Advisers and Adviser, respectively.

With respect to the BlackRock Money Market Portfolio, the Board considered that the Portfolio’s actual management fees were above the Expense Group median, the Expense Universe median and the Sub-advised Expense Universe median. The Board also considered that the Portfolio’s total expenses (exclusive of 12b-1 fees) were above the Expense Group median and the Sub-advised Expense Universe median and equal to the Expense Universe median. The Board further noted that the Portfolio’s contractual management fees were below the asset-weighted average of the Expense Group at the Portfolio’s current size. The Board also noted that the Portfolio’s contractual sub-advisory fees were below the average of the Sub-advised Expense Group and Sub-advised Expense Universe at the Portfolio’s current size. The Board further noted that the Adviser had waived fees and/or reimbursed expenses during the past year.

Profitability. The Board examined the profitability of the Adviser on a Portfolio-by-Portfolio basis. The Board also considered that the Distributor, MetLife Investors Distribution Company, receives Rule 12b-1 payments to support the distribution of the products. The Board considered the profitability to the Sub-Advisers and their affiliates as a result of their relationships with the Portfolios, and the Board considered the ability of the Adviser to negotiate the Sub-Advisory Agreements and the fees thereunder at arm’s length. The Board also reviewed Portfolio specific data with regard to the profitability of the Portfolios to each Sub-Adviser, as available.

Economies of scale. The Board also considered the effect of the Portfolios’ growth in size on their fees. The Board noted that the fee schedules for most of the Portfolios contain breakpoints that reduce the fee rate above specified asset levels. The Board noted those Portfolios that did not contain breakpoints in the advisory fee and took into account management’s discussion of the same. The Board noted that those Portfolios with advisory fee schedules containing breakpoints generally reflect the inclusion of breakpoints in the sub-advisory fee schedule for such Portfolios. The Board considered the effective fees under the Advisory Agreement for a Portfolio as a percentage of assets at different asset levels and possible economies of scale that may be realized if the assets of the Portfolio grow. Among other data, the Board examined the effect of a Portfolio’s growth in size on various fee schedules and reviewed the Lipper and Bobroff Reports, which compared fees among peers. The Board also generally noted that if a Portfolio’s assets increase over time, the Portfolio may realize other economies of scale if assets increase proportionally more than certain other fixed expenses. In addition, the Board noted that the Adviser had taken a number of steps to date intended to share the benefits of economies of scale with contractholders.

With respect to the BlackRock Money Market Portfolio, the Board noted that the Portfolio’s advisory fee contains breakpoints that reduce the advisory fee rate on assets above certain specified asset levels. The Board considered the fact that the Portfolio’s fee levels decline as portfolio assets increase.

Other factors. As part of its evaluation of the Adviser’s compensation, the Board considered other benefits that may be realized by the Adviser and its affiliates from their relationship with the Trusts. Among them, the Board recognized that an affiliate of the Adviser, MetLife Investors Distribution Company, serves as the Distributor for the Trusts, and, as such, receives payments pursuant to Rule 12b-1 from the Portfolios to compensate it for providing shareholder services and selling activities, which could lead to growth in the Trusts’ assets and corresponding benefits from such growth, including economies of scale. The Board also considered that affiliates of the Adviser may benefit from certain indirect tax benefits relating to dividend received deductions and foreign tax credits. In conjunction with these considerations, the Board noted the costs of providing investment management and other services to the Portfolios and the ongoing commitment of the Adviser to the Portfolios.

The Board considered other benefits that may be realized by each Sub-Adviser and its affiliates from their relationship with the Trusts, including the opportunity to provide advisory services to additional portfolios of the Trusts and reputational benefits. In conjunction with these considerations, the Board noted the costs of providing investment advisory services to the Portfolios and the ongoing commitment of the Sub-Advisers to the Portfolios.

MSF-20

Metropolitan Series Fund

BlackRock Money Market Portfolio

Board of Trustees’ Consideration of Advisory and Sub-Advisory Agreements—(Continued)

The Board considered possible conflicts of interest in the form of material benefits or detriments to the Trusts resulting from the nature of the Trusts’ and the Adviser’s or the Sub-Advisers’ affiliations and the services that are provided to the Trusts, and the manner in which such conflicts were mitigated.

Conclusions. After full consideration of the factors discussed above, the Board, including a majority of the Independent Trustees, approved the Advisory Agreement and the Sub-Advisory Agreement, as applicable, with respect to each Portfolio, unless otherwise noted. In making its approvals, the Board concluded that the nature, extent and quality of services provided by the Adviser and each Sub-Adviser supported the renewal of the Agreements. The Board also concluded that the investment performance of each Fund was such that each Agreement should continue. In addition, the Board concluded that fees paid by a Portfolio to the Adviser and, if applicable, the Sub-Adviser appeared to be acceptable in light of nature, extent and quality of the services provided by the Adviser and Sub-Adviser. Further, the Board concluded that the Adviser’s profitability in providing services under the Advisory Agreements did not appear unreasonably high in light of the nature, extent and quality of the services provided by the Adviser. Finally, the Board concluded that the Advisory and Sub-Advisory fees in some measure share economies of scale with contractholders. In approving the renewal of each of the Agreements, the Board, including the Independent Trustees, did not identify any single factor as controlling, and generally attributed different weights to various factors for the various Portfolios. The Board evaluated all information available to them on a Portfolio-by-Portfolio basis, and their decisions were made separately with respect to each Portfolio.

MSF-21

Metropolitan Series Fund

Frontier Mid Cap Growth Portfolio

Managed By Frontier Capital Management Company, LLC

Portfolio Manager Commentary*

PERFORMANCE

For the one year period ended December 31, 2013, the Class A, B, D, and E shares of the Frontier Mid Cap Growth Portfolio returned 32.77%, 32.43%, 32.63% and 32.59%, respectively. The Portfolio’s benchmark, the Russell Midcap Growth Index1, returned 35.74%.

Frontier Capital Management Company, LLC assumed management of the Portfolio on January 7, 2013, prior to which the Portfolio was subadvised by BlackRock Advisors, LLC.

MARKET ENVIRONMENT / CONDITIONS

Stocks advanced strongly during 2013 with the Russell Midcap Growth Index rising 35.4%. This marked the largest gain in over a decade leaving aside the 2009 rebound from 2008’s collapse. The market’s stellar performance was driven by ample liquidity, improving economic momentum throughout the year, steady monetary policy and relative calm in financial markets. All of which led to improved investor confidence and higher multiples, after three years of great angst stemming from fits and starts to the recovery and the persistent fear that the European financial situation would worsen, and in so doing drag down the U.S. markets.

Interestingly, the one factor that did not contribute to the markets gain was earnings. Indeed, earnings estimates for 2013 and 2014 (looking at the S&P 500 Index as a market proxy) were largely unchanged during the year and as such the advance was driven entirely by multiple expansion. Specifically, after absorbing upwards of $200 billion in fiscal drag during the first quarter of 2013 when the economy grew just 1.1%, output has accelerated. Real Gross Domestic product (“GDP”) grew 2.5% in the second quarter and jumped to 4.1% in the third quarter, which is close to where it appears to have grown in the fourth quarter.

PORTFOLIO REVIEW / PERIOD END POSITIONING

The Portfolio’s relative performance was hindered equally by both stock and sector selection accompanied by a modest drag from cash. In terms of stock selection, performance was restrained principally by a small number of stocks that were not owned but which recorded substantial gains in the index. Indeed, not owning just three stocks, namely Tesla Motors, Vertex Pharmaceuticals, and LinkedIn Corp., hampered relative performance by 1.2%. Each was previously evaluated as not fitting within our investment process due to risk and valuation considerations. More specifically, each traded at valuations to sales that we have traditionally found to be unattractive from a risk/reward perspective. With Tesla Motors classified in Consumer Discretionary, this sector was the largest detractor to performance. From the perspective of direct holdings, the Portfolio incurred limited setbacks in Energy and Information Technology (“IT”). Specifically, within Energy our holdings in Kodiak Oil & Gas and Interoil Corp. were hurt by resource development setbacks. Within IT, our investments in Teradata Corp. and Citrix Systems were hindered by tight capital budgets and changing competitive dynamics. Stock selection was strong in Health Care and Industrials.

Sector selection was an equal detractor to performance during the period. This was hindered by our underweight position in Consumer Discretionary (the best performing sector for this time period) which is due to our view that there is more pent up demand and better risk/reward characteristics in other sectors. Additionally, being underweight in Consumer Staples stocks also hurt. We believed the sector was richly valued for relatively modest growth and think the market is overpaying for the visible growth provided by stocks during a period of lackluster overall growth. As economic activity broadens, we expect other sectors of the market to offer greater growth and current valuations reflect much lower expectations thus setting up a much more promising trade off. Combined, these two sectors represented the majority of our negative sector selection.

Throughout the year the Portfolio exhibited solid characteristics in terms of our active holdings as our top ten names contributed 9.6% to performance, while our ten most significant detractors dragged performance down by just 2.0%. Performance was aided by stock selection in Health Care, Producer Durables, and Financial Services. In Health Care, a focus on companies helping to limit the cost of health care, such as generic drug manufacturers, helped deliver solid performance at prudent risk levels. In Industrials, our holdings in the Aerospace industry continue to prosper due to the ramp up in commercial aircraft deliveries at Boeing and Airbus. In Financials, our focus on recurring revenues and improving consumer credit aided performance.

At the end of the period, this discipline has led us to increase our positions in select Industrials areas such as the Construction & Engineering industry. Companies like Chicago Bridge & Iron and Jacobs Engineering Group benefit from the renaissance in both domestic energy production and manufacturing given the build out of associated infrastructure. Finally, we continued to see attractive stock specific opportunities in Health Care where there is not only strong

MSF-1

Metropolitan Series Fund

Frontier Mid Cap Growth Portfolio

Managed By Frontier Capital Management Company, LLC

Portfolio Manager Commentary*—(Continued)

secular growth but also companies gaining share through innovation and consolidation such as Actavis in generic pharmaceuticals and Cooper Cos. in vision care.

Our process continues to focus on companies that have attractive business models, that have company specific catalysts to drive substantial earnings power and that trade at attractive valuations. In the current low growth environment, the Portfolio has positioned behind secular beneficiaries that can gain share in growth markets and possess multiple levers to reward investors beyond relying on just vibrant top line growth given the realities of the economic recovery with which we are faced.

Stephen M. Knightly

Christopher J. Scarpa

Portfolio Managers

Frontier Capital Management Company, LLC

*This commentary may include statements that constitute “forward-looking statements” under the U.S. securities laws. Forward-looking statements include, among other things, projections, estimates, and information about possible or future results related to the Portfolio, market or regulatory developments. The views expressed above are not guarantees of future performance or economic results and involve certain risks, uncertainties and assumptions that could cause actual outcomes and results to differ materially from the views expressed herein. The views expressed above are subject to change at any time based upon economic, market, or other conditions and the subadvisory firm undertakes no obligation to update the views expressed herein. Any discussions of specific securities should not be considered a recommendation to buy or sell those securities. The views expressed above (including any forward-looking statement) may not be relied upon as investment advice or as an indication of the Portfolio’s trading intent. Information about the Portfolio’s holdings, asset allocation or country diversification is historical and is not an indication of future Portfolio composition, which may vary. Direct investment in any index is not possible. The performance of any index mentioned in this commentary has not been adjusted for ongoing management, distribution and operating expenses, and sales charges applicable to mutual fund investments. In addition, the returns do not reflect additional fees charged by separate accounts or variable insurance contracts that an investor in the Portfolio may pay. If these additional fees were reflected, performance would have been lower.

MSF-2

Metropolitan Series Fund

Frontier Mid Cap Growth Portfolio

A $10,000 INVESTMENT COMPARED TO THE RUSSELL MIDCAP GROWTH INDEX

AVERAGE ANNUAL RETURNS (%) (FOR THE YEAR ENDED DECEMBER 31, 2013)

	1 Year	5 Year	10 Year	Since Inception[2]
Frontier Mid Cap Growth Portfolio
Class A	32.77	19.75	7.96	—
Class B	32.43	19.44	—	7.41
Class D	32.63	19.61	—	6.13
Class E	32.59	19.57	7.80	—
Russell Midcap Growth Index	35.74	23.37	9.77	—

1 The Russell Midcap Growth Index is an unmanaged measure of performance of those Russell Midcap companies (the 800 smallest companies in the Russell 1000 Index) with higher price-to-book ratios and forecasted growth values.

2 Inception dates of the Class A, Class B, Class D, and Class E shares are 4/29/88, 4/26/04, 5/2/06, and 5/1/01, respectively.

Portfolio performance is calculated including reinvestment of all income and capital gain distributions. Performance numbers are net of all Portfolio expenses but do not include any insurance, sales, separate account or administrative charges of variable annuity or life insurance contracts or any additional expenses that participants may bear relating to the operations of their plans. If these charges were included, the returns would be lower. The performance of any index referenced above has not been adjusted for ongoing management, distribution and operating expenses, and sales charges applicable to mutual fund investments. Direct investment in any index is not possible. The performance of Class A shares, as set forth in the line graph above, will differ from that of other classes because of the difference in expenses paid by policyholders investing in the different share classes.

This information represents past performance and is not indicative of future results. Investment return and principal value may fluctuate so that shares, upon redemption, may be worth more or less than the original cost.

PORTFOLIO COMPOSITION AS OF DECEMBER 31, 2013

Top Holdings

% of Net Assets
BE Aerospace, Inc.	4.0
Actavis plc	3.1
Alliance Data Systems Corp.	2.8
FMC Corp.	2.6
GNC Holdings, Inc. - Class A	2.3
Perrigo Co. plc	2.2
Harley-Davidson, Inc.	1.9
Cooper Cos., Inc. (The)	1.9
LKQ Corp.	1.8
Alkermes plc	1.7

Top Sectors

% of Market Value of Total Long-Term Investments
Consumer Discretionary	22.1
Industrials	20.0
Information Technology	17.4
Health Care	17.1
Financials	8.0
Energy	7.0
Materials	6.8
Consumer Staples	1.1
Telecommunication Services	0.5

MSF-3

Metropolitan Series Fund

Frontier Mid Cap Growth Portfolio

Understanding Your Portfolio’s Expenses

Shareholder Expense Example

As a shareholder of the Portfolio, you incur ongoing costs, including management fees; distribution and service (12b-1) fees; and other Portfolio expenses. This example is intended to help you understand your ongoing costs (in dollars) (referred to as “expenses”) of investing in the Portfolio and compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period, July 1, 2013 through December 31, 2013.

Actual Expenses

The first line for each share class of the Portfolio in the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested in the particular share class of the Portfolio, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line for each share class of the Portfolio in the table below provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any fees or charges of your variable insurance product or any additional expenses that participants in certain eligible qualified plans may bear relating to the operations of their plan. Therefore, the second line for each share class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these other costs were included, your costs would have been higher.

Frontier Mid Cap Growth Portfolio		Annualized Expense Ratio	Beginning Account Value July 1, 2013	Ending Account Value December 31, 2013	Expenses Paid During Period** July 1, 2013 to December 31, 2013
Class A(a)	Actual	0.73%	$1,000.00	$1,192.20	$4.03
	Hypothetical*	0.73%	$1,000.00	$1,021.53	$3.72

Class B(a)	Actual	0.98%	$1,000.00	$1,190.60	$5.41
	Hypothetical*	0.98%	$1,000.00	$1,020.27	$4.99

Class D(a)	Actual	0.83%	$1,000.00	$1,191.50	$4.58
	Hypothetical*	0.83%	$1,000.00	$1,021.02	$4.23

Class E(a)	Actual	0.88%	$1,000.00	$1,191.50	$4.86
	Hypothetical*	0.88%	$1,000.00	$1,020.77	$4.48

* Hypothetical assumes a rate of return of 5% per year before expenses.

** Expenses paid are equal to the Portfolio’s annualized expense ratio for the most recent six month period, as shown above, multiplied by the average account value over the period, multiplied by the number of days (184 days) in the most recent fiscal half-year, divided by 365 (to reflect the one-half year period).

(a) The annualized expense ratio shown reflects the impact of the management fee waiver as described in Note 6 of the Notes to Financial Statements.

MSF-4

Metropolitan Series Fund

Frontier Mid Cap Growth Portfolio

Schedule of Investments as of December 31, 2013

Common Stocks—99.6% of Net Assets

Security Description	Shares	Value

Aerospace & Defense—4.0%
BE Aerospace, Inc. (a)	595,890	$51,860,307

Airlines—1.4%
United Continental Holdings, Inc. (a)	478,750	18,111,113

Auto Components—2.8%
Delphi Automotive plc	308,600	18,556,118
TRW Automotive Holdings Corp. (a)	238,610	17,750,198

		36,306,316

Automobiles—2.0%
Harley-Davidson, Inc.	366,200	25,355,688

Beverages—1.1%
Brown-Forman Corp. - Class B	185,400	14,010,678

Biotechnology—3.1%
Alkermes plc (a)	552,293	22,456,233
Incyte Corp., Ltd. (a)	256,603	12,991,810
Intrexon Corp. (a) (b)	181,500	4,319,700

		39,767,743

Building Products—1.0%
Armstrong World Industries, Inc. (a)	235,000	13,538,350

Capital Markets—2.6%
E*Trade Financial Corp. (a)	917,201	18,013,828
Raymond James Financial, Inc.	309,834	16,170,236

		34,184,064

Chemicals—5.3%
Albemarle Corp.	106,200	6,732,018
Celanese Corp. - Series A	199,000	11,006,690
Cytec Industries, Inc.	93,550	8,715,118
FMC Corp.	451,400	34,062,644
Sherwin-Williams Co. (The)	48,100	8,826,350

		69,342,820

Commercial Banks—1.5%
Signature Bank (a)	181,400	19,485,988

Commercial Services & Supplies—1.7%
KAR Auction Services, Inc.	450,050	13,298,978
Stericycle, Inc. (a)	75,300	8,747,601

		22,046,579

Construction & Engineering—2.4%
Chicago Bridge & Iron Co. NV	195,628	16,264,512
Jacobs Engineering Group, Inc. (a)	242,000	15,243,580

		31,508,092

Construction Materials—1.4%
Eagle Materials, Inc.	242,100	18,745,803

Distributors—1.8%
LKQ Corp. (a)	712,800	$23,451,120

Diversified Telecommunication Services—0.5%
Cogent Communications Group, Inc.	151,135	6,107,365

Electronic Equipment, Instruments & Components—1.2%
Amphenol Corp.—Class A	179,318	15,991,579

Energy Equipment & Services—1.6%
Cameron International Corp. (a)	241,800	14,394,354
Oceaneering International, Inc.	83,400	6,578,592

		20,972,946

Health Care Equipment & Supplies—1.9%
Cooper Cos., Inc. (The)	194,950	24,142,608

Health Care Providers & Services—2.3%
Catamaran Corp. (a)	247,502	11,751,395
MEDNAX, Inc. (a)	351,648	18,770,970

		30,522,365

Health Care Technology—0.7%
Cerner Corp. (a)	154,400	8,606,256

Hotels, Restaurants & Leisure—3.7%
Chipotle Mexican Grill, Inc. (a)	12,350	6,579,833
Dunkin’ Brands Group, Inc. (b)	203,100	9,789,420
Starwood Hotels & Resorts Worldwide, Inc.	273,000	21,689,850
Wyndham Worldwide Corp.	142,200	10,478,718

		48,537,821

Insurance—3.8%
Allied World Assurance Co. Holdings AG	192,956	21,767,366
Aon plc	178,801	14,999,616
Arthur J. Gallagher & Co.	279,200	13,102,856

		49,869,838

Internet & Catalog Retail—0.6%
Netflix, Inc. (a)	22,800	8,394,276

Internet Software & Services—1.4%
Akamai Technologies, Inc. (a)	109,800	5,180,364
Pandora Media, Inc. (a)	227,900	6,062,140
Yelp, Inc. (a)	94,400	6,508,880

		17,751,384

IT Services—7.3%
Alliance Data Systems Corp. (a) (b)	136,350	35,850,505
Gartner, Inc. (a)	196,800	13,982,640
Jack Henry & Associates, Inc.	360,700	21,357,047
MAXIMUS, Inc.	148,012	6,511,048
WEX, Inc. (a)	169,200	16,755,876

		94,457,116

See accompanying notes to financial statements.

MSF-5

Metropolitan Series Fund

Frontier Mid Cap Growth Portfolio

Schedule of Investments as of December 31, 2013

Common Stocks—(Continued)

Security Description	Shares	Value

Life Sciences Tools & Services—2.2%
Covance, Inc. (a)	173,200	$15,251,992
Illumina, Inc. (a) (b)	120,000	13,274,400

		28,526,392

Machinery—3.6%
Chart Industries, Inc. (a) (b)	39,900	3,816,036
Pall Corp.	183,650	15,674,528
Pentair, Ltd.	200,027	15,536,097
Wabtec Corp.	158,400	11,764,368

		46,791,029

Marine—1.4%
Kirby Corp. (a) (b)	185,600	18,420,800

Media—2.6%
Discovery Communications, Inc. - Class A (a)	207,400	18,753,108
Imax Corp. (a) (b)	520,300	15,338,444

		34,091,552

Oil, Gas & Consumable Fuels—5.4%
Cabot Oil & Gas Corp.	507,800	19,682,328
Concho Resources, Inc. (a)	137,600	14,860,800
Continental Resources, Inc. (a) (b)	173,600	19,533,472
InterOil Corp. (a) (b)	138,200	7,115,918
SandRidge Energy, Inc. (a) (b)	1,579,400	9,586,958

		70,779,476

Pharmaceuticals—6.9%
Actavis plc (a)	240,100	40,336,800
Mylan, Inc. (a)	481,700	20,905,780
Perrigo Co. plc	188,779	28,970,025

		90,212,605

Professional Services—1.1%
IHS, Inc. - Class A (a)	122,750	14,693,175

Road & Rail—2.1%
Genesee & Wyoming, Inc. - Class A (a)	182,825	17,560,341
J.B. Hunt Transport Services, Inc.	125,700	9,716,610

		27,276,951

Semiconductors & Semiconductor Equipment—4.3%
Avago Technologies, Ltd.	313,248	16,567,687
NXP Semiconductor NV (a)	472,824	21,716,806
Xilinx, Inc.	393,500	18,069,520

		56,354,013

Software—3.1%
Cadence Design Systems, Inc. (a) (b)	1,271,426	17,825,393
Citrix Systems, Inc. (a)	106,700	6,748,775
Electronic Arts, Inc. (a) (b)	715,600	16,415,864

		40,990,032

Specialty Retail—6.5%
Bed Bath & Beyond, Inc. (a)	106,200	8,527,860
CarMax, Inc. (a)	135,100	6,352,402
Dick’s Sporting Goods, Inc.	155,500	9,034,550
GNC Holdings, Inc. - Class A	515,600	30,136,820
O’Reilly Automotive, Inc. (a)	155,050	19,956,486
Tiffany & Co.	111,000	10,298,580

		84,306,698

Textiles, Apparel & Luxury Goods—2.1%
PVH Corp.	81,800	11,126,436
VF Corp.	257,000	16,021,380

		27,147,816

Trading Companies & Distributors—1.2%
WESCO International, Inc. (a) (b)	171,900	15,654,933

Total Common Stock (Cost $1,029,384,587)		1,298,313,687

Short-Term Investments—12.3%

Mutual Fund—11.3%
State Street Navigator Securities Lending MET Portfolio (c)	146,638,431	146,638,431

Repurchase Agreement—1.0%
Fixed Income Clearing Corp. Repurchase Agreement dated 12/31/13 at 0.000% to be repurchased at $13,302,000 on 01/02/14, collateralized by $13,575,000 U.S. Treasury Bill at 0.000% due 06/19/14 with a value of $13,568,213.	13,302,000	13,302,000

Total Short-Term Investments (Cost $159,940,431)		159,940,431

Total Investments—111.9% (Cost $1,189,325,018) (d)		1,458,254,118
Other assets and liabilities (net)—(11.9)%		(154,983,140)

Net Assets—100.0%		$1,303,270,978

*	Principal amount stated in U.S. dollars unless otherwise noted.
(a)	Non-income producing security.
(b)	All or a portion of the security was held on loan. As of December 31, 2013, the market value of securities loaned was $159,983,914 and the collateral received consisted of cash in the amount of $146,638,431 and non-cash collateral with a value of $15,851,017. The cash collateral is invested in a money market fund managed by an affiliate of the custodian. The non-cash collateral received consists primarily of government securities and bank letters of credit, and is held for the benefit of the Portfolio at the Portfolio’s custodian. The Portfolio cannot repledge or resell this collateral. As such, this collateral is excluded from the Statement of Assets and Liabilities.
(c)	Represents investment of cash collateral received from securities lending transactions.

See accompanying notes to financial statements.

MSF-6

Metropolitan Series Fund

Frontier Mid Cap Growth Portfolio

Schedule of Investments as of December 31, 2013

(d)	As of December 31, 2013, the aggregate cost of investments for federal income tax purposes was $1,189,512,899. The aggregate unrealized appreciation and depreciation of investments were $274,482,085 and $(5,740,866), respectively, resulting in net unrealized appreciation of $268,741,219 for federal income tax purposes.

Fair Value Hierarchy

Accounting principles generally accepted in the United States of America (“GAAP”) define fair market value as the price that the Portfolio would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. It establishes a fair value hierarchy that prioritizes inputs to valuation methods and requires disclosure of the fair value hierarchy that segregates fair value measurements into three levels. Levels 1, 2 and 3 of the fair value hierarchy are defined as follows:

Level 1 - unadjusted quoted prices in active markets for identical investments

Level 2 - other significant observable inputs (including, but not limited to, unadjusted quoted prices for similar investments in markets that are either active or inactive; inputs other than quoted prices that are observable such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks, default rates, etc.)

Level 3 - significant unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are unavailable (including the Portfolio’s own assumptions in determining the fair value of investments)

The inputs or methodologies used for valuing investments are not necessarily an indication of the risk associated with investing in them. Changes to the inputs or methodologies used may result in transfers between levels, which will be recognized as of the beginning of the reporting period. Information on transfers between Level 1 and Level 2, if any, will be disclosed following the fair value hierarchy table below. A reconciliation of Level 3 securities, if any, will also be disclosed following the fair value hierarchy table. For more information about the Portfolio’s policy regarding the valuation of investments, please refer to the Notes to Financial Statements.

The following table summarizes the fair value hierarchy of the Portfolio’s investments as of December 31, 2013:

Description	Level 1	Level 2	Level 3	Total
Total Common Stocks*	$1,298,313,687	$—	$—	$1,298,313,687
Short-Term Investments
Mutual Fund	146,638,431	—	—	146,638,431
Repurchase Agreement	—	13,302,000	—	13,302,000
Total Short-Term Investments	146,638,431	13,302,000	—	159,940,431
Total Investments	$1,444,952,118	$13,302,000	$—	$1,458,254,118

Collateral for Securities Loaned (Liability)	$—	$(146,638,431)	$—	$(146,638,431)

*	See Schedule of Investments for additional detailed categorizations.

See accompanying notes to financial statements.

MSF-7

Metropolitan Series Fund

Frontier Mid Cap Growth Portfolio

Statement of Assets and Liabilities

December 31, 2013

Assets
Investments at value (a) (b)	$1,458,254,118
Cash	833
Receivable for:
Fund shares sold	262,197
Dividends	424,666
Prepaid expenses	2,806

Total Assets	1,458,944,620
Liabilities
Collateral for securities loaned	146,638,431
Payables for:
Investments purchased	7,227,640
Fund shares redeemed	773,848
Accrued expenses:
Management fees	761,783
Distribution and service fees	52,657
Deferred trustees’ fees	89,792
Other expenses	129,491

Total Liabilities	155,673,642

Net Assets	$1,303,270,978

Net assets consist of:
Paid in surplus	$919,038,707
Distributions in excess of net investment income	(65,851)
Accumulated net realized gain	115,369,022
Unrealized appreciation on investments	268,929,100

Net Assets	$1,303,270,978

Net Assets
Class A	$982,625,476
Class B	201,916,180
Class D	107,054,412
Class E	11,674,910
Capital Shares Outstanding*
Class A	26,630,555
Class B	5,803,783
Class D	2,931,090
Class E	320,252
Net Asset Value, Offering Price and Redemption Price Per Share
Class A	$36.90
Class B	34.79
Class D	36.52
Class E	36.46

*	The Portfolio is authorized to issue an unlimited number of shares.
(a)	Identified cost of investments was $1,189,325,018.
(b)	Includes securities loaned at value of $159,983,914.

Statement of Operations

Year Ended December 31, 2013

Investment Income
Dividends (a)	$6,337,873
Interest	973
Securities lending income	1,573,965

Total investment income	7,912,811
Expenses
Management fees	7,822,214
Administration fees	20,829
Custodian and accounting fees	92,819
Distribution and service fees—Class B	400,448
Distribution and service fees—Class D	102,634
Distribution and service fees—Class E	16,464
Audit and tax services	37,283
Legal	58,079
Trustees’ fees and expenses	36,569
Shareholder reporting	141,793
Insurance	5,591
Miscellaneous	30,569

Total expenses	8,765,292
Less management fee waiver	(110,661)
Less broker commission recapture	(73,413)

Net expenses	8,581,218

Net Investment Loss	(668,407)

Net Realized and Unrealized Gain
Net realized gain (loss) on:
Investments	124,036,428
Futures contracts	(2,064,048)

Net realized gain	121,972,380

Net change in unrealized appreciation on investments	187,726,392

Net realized and unrealized gain	309,698,772

Net Increase in Net Assets from Operations	$309,030,365

(a)	Net of foreign withholding taxes of $17,406.

See accompanying notes to financial statements.

MSF-8

Metropolitan Series Fund

Frontier Mid Cap Growth Portfolio

Statements of Changes in Net Assets

	Year Ended December 31, 2013	Year Ended December 31, 2012
Increase (Decrease) in Net Assets:
From Operations
Net investment income (loss)	$(668,407)	$9,251,574
Net realized gain	121,972,380	44,428,871
Net change in unrealized appreciation	187,726,392	29,329,361

Increase in net assets from operations	309,030,365	83,009,806

From Distributions to Shareholders
Net investment income
Class A	(10,148,727)	0
Class B	(1,011,597)	0
Class D	(1,225,160)	0
Class E	(126,525)	0
Net realized capital gains
Class A	(19,126,447)	0
Class B	(2,305,500)	0
Class D	(2,521,064)	0
Class E	(269,552)	0

Total distributions	(36,734,572)	0

Increase (decrease) in net assets from capital share transactions	265,115,462	(91,274,010)

Total increase (decrease) in net assets	537,411,255	(8,264,204)

Net Assets
Beginning of period	765,859,723	774,123,927

End of period	$1,303,270,978	$765,859,723

Undistributed (Distributions in excess of) Net Investment Income
End of period	$(65,851)	$12,827,535

Other Information:

Capital Shares

Transactions in capital shares were as follows:

	Year Ended December 31, 2013		Year Ended December 31, 2012
	Shares	Value	Shares	Value
Class A
Sales	6,356,029	$200,658,424	446,109	$12,621,552
Shares issued through acquisition	2,821,283	85,795,220	0	0
Reinvestments	989,361	29,275,174	0	0
Redemptions	(3,301,717)	(107,258,219)	(2,486,073)	(70,442,350)

Net increase (decrease)	6,864,956	$208,470,599	(2,039,964)	$(57,820,798)

Class B
Sales	259,826	$8,047,547	316,757	$8,439,378
Shares issued through acquisition	3,508,655	100,768,563	0	0
Reinvestments	118,680	3,317,097	0	0
Redemptions	(1,158,635)	(36,083,506)	(526,940)	(14,159,857)

Net increase (decrease)	2,728,526	$76,049,701	(210,183)	$(5,720,479)

Class D
Sales	126,997	$4,059,104	180,453	$5,066,882
Reinvestments	127,814	3,746,224	0	0
Redemptions	(813,613)	(25,910,235)	(1,102,797)	(30,995,322)

Net decrease	(558,802)	$(18,104,907)	(922,344)	$(25,928,440)

Class E
Sales	17,095	$550,306	40,014	$1,115,614
Reinvestments	13,537	396,077	0	0
Redemptions	(70,032)	(2,246,314)	(104,021)	(2,919,907)

Net decrease	(39,400)	$(1,299,931)	(64,007)	$(1,804,293)

Increase (decrease) derived from capital shares transactions		$265,115,462		$(91,274,010)

See accompanying notes to financial statements.

MSF-9

Metropolitan Series Fund

Frontier Mid Cap Growth Portfolio

Financial Highlights

Selected per share data
	Class A
	Year Ended December 31,
	2013		2012	2011	2010	2009
Net Asset Value, Beginning of Period	$28.92		$26.06	$26.94	$23.38	$15.68

Income (Loss) from Investment Operations
Net investment income (a)	(0.00	) (b)	0.34	0.02	0.10	0.02
Net realized and unrealized gain (loss) on investments	9.18		2.52	(0.82)	3.48	7.72

Total from investment operations	9.18		2.86	(0.80)	3.58	7.74

Less Distributions
Distributions from net investment income	(0.42)		0.00	(0.08)	(0.02)	(0.04)
Distributions from net realized capital gains	(0.78)		0.00	0.00	0.00	0.00

Total distributions	(1.20)		0.00	(0.08)	(0.02)	(0.04)

Net Asset Value, End of Period	$36.90		$28.92	$26.06	$26.94	$23.38

Total Return (%) (c)	32.77		10.97	(3.00)	15.30	49.44

Ratios/Supplemental Data
Gross ratio of expenses to average net assets (%)	0.75		0.78	0.77	0.77	0.79
Net ratio of expenses to average net assets (%) (d)	0.74		0.78	0.77	0.77	0.79
Ratio of net investment income (loss) to average net assets (%)	(0.01)		1.21	0.09	0.40	0.11
Portfolio turnover rate (%)	120		78	111	91	55
Net assets, end of period (in millions)	$982.6		$571.6	$568.2	$644.6	$622.8

	Class B
	Year Ended December 31,
	2013	2012	2011	2010	2009
Net Asset Value, Beginning of Period	$27.33	$24.69	$25.54	$22.21	$14.90

Income (Loss) from Investment Operations
Net investment income (loss) (a)	(0.08)	0.26	(0.04)	0.04	(0.02)
Net realized and unrealized gain (loss) on investments	8.66	2.38	(0.79)	3.29	7.33

Total from investment operations	8.58	2.64	(0.83)	3.33	7.31

Less Distributions
Distributions from net investment income	(0.34)	0.00	(0.02)	0.00	0.00
Distributions from net realized capital gains	(0.78)	0.00	0.00	0.00	0.00

Total distributions	(1.12)	0.00	(0.02)	0.00	0.00

Net Asset Value, End of Period	$34.79	$27.33	$24.69	$25.54	$22.21

Total Return (%) (c)	32.43	10.69	(3.24)	14.99	49.06

Ratios/Supplemental Data
Gross ratio of expenses to average net assets (%)	1.00	1.03	1.02	1.02	1.04
Net ratio of expenses to average net assets (%) (d)	0.99	1.03	1.02	1.02	1.04
Ratio of net investment income (loss) to average net assets (%)	(0.25)	0.98	(0.15)	0.18	(0.13)
Portfolio turnover rate (%)	120	78	111	91	55
Net assets, end of period (in millions)	$201.9	$84.1	$81.1	$83.4	$67.6

Please see following page for Financial Highlights footnote legend.

See accompanying notes to financial statements.

MSF-10

Metropolitan Series Fund

Frontier Mid Cap Growth Portfolio

Financial Highlights

Selected per share data
	Class D
	Year Ended December 31,
	2013	2012	2011	2010	2009
Net Asset Value, Beginning of Period	$28.63	$25.82	$26.71	$23.19	$15.54

Income (Loss) from Investment Operations
Net investment income (loss) (a)	(0.04)	0.30	(0.01)	0.07	0.00 (b)
Net realized and unrealized gain (loss) on investments	9.09	2.51	(0.82)	3.45	7.66

Total from investment operations	9.05	2.81	(0.83)	3.52	7.66

Less Distributions
Distributions from net investment income	(0.38)	0.00	(0.06)	0.00	(0.01)
Distributions from net realized capital gains	(0.78)	0.00	0.00	0.00	0.00

Total distributions	(1.16)	0.00	(0.06)	0.00	(0.01)

Net Asset Value, End of Period	$36.52	$28.63	$25.82	$26.71	$23.19

Total Return (%) (c)	32.63	10.88	(3.14)	15.18	49.24

Ratios/Supplemental Data
Gross ratio of expenses to average net assets (%)	0.85	0.88	0.87	0.87	0.89
Net ratio of expenses to average net assets (%) (d)	0.84	0.88	0.87	0.87	0.89
Ratio of net investment income (loss) to average net assets (%)	(0.13)	1.06	(0.03)	0.29	0.01
Portfolio turnover rate (%)	120	78	111	91	55
Net assets, end of period (in millions)	$107.1	$99.9	$113.9	$148.1	$152.3

	Class E
	Year Ended December 31,
	2013	2012	2011	2010	2009
Net Asset Value, Beginning of Period	$28.58	$25.79	$26.68	$23.16	$15.53

Income (Loss) from Investment Operations
Net investment income (loss) (a)	(0.06)	0.29	(0.02)	0.05	(0.01)
Net realized and unrealized gain (loss) on investments	9.09	2.50	(0.82)	3.47	7.64

Total from investment operations	9.03	2.79	(0.84)	3.52	7.63

Less Distributions
Distributions from net investment income	(0.37)	0.00	(0.05)	0.00	0.00
Distributions from net realized capital gains	(0.78)	0.00	0.00	0.00	0.00

Total distributions	(1.15)	0.00	(0.05)	0.00	0.00

Net Asset Value, End of Period	$36.46	$28.58	$25.79	$26.68	$23.16

Total Return (%) (c)	32.59	10.82	(3.19)	15.20	49.17

Ratios/Supplemental Data
Gross ratio of expenses to average net assets (%)	0.90	0.93	0.92	0.92	0.94
Net ratio of expenses to average net assets (%) (d)	0.89	0.93	0.92	0.92	0.94
Ratio of net investment income (loss) to average net assets (%)	(0.17)	1.04	(0.07)	0.23	(0.03)
Portfolio turnover rate (%)	120	78	111	91	55
Net assets, end of period (in millions)	$11.7	$10.3	$10.9	$13.9	$15.0

(a)	Per share amounts based on average shares outstanding during the period.
(b)	Net investment income (loss) was less than $0.01.
(c)	Total return does not reflect any insurance, sales, separate account or administrative charges of variable annuity or life insurance contracts or any additional expenses that contract owners may bear under their variable contracts. If these charges were included, the returns would be lower.
(d)	Net ratio of expenses to average net assets includes the effect of management fee waivers as detailed in Note 6 of the Notes to Financial Statements.

See accompanying notes to financial statements.

MSF-11

Metropolitan Series Fund

Frontier Mid Cap Growth Portfolio

Notes to Financial Statements—December 31, 2013

1. Organization

Metropolitan Series Fund (the “Trust”) is organized as a Delaware statutory trust and registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. The Trust is currently comprised of thirty series, each of which operates as a distinct investment vehicle of the Trust. The portfolio included in this report is Frontier Mid Cap Growth Portfolio (the “Portfolio”), which is diversified. On January 7, 2013, Frontier Capital Management Company, LLC succeeded BlackRock Advisors, LLC as the subadviser to the Portfolio and the name of the Portfolio was changed from the BlackRock Aggressive Growth Portfolio to the Frontier Mid Cap Growth Portfolio. Shares in the Portfolio are not offered directly to the general public and are currently available only to separate accounts established by Metropolitan Life Insurance Company (“MetLife”) and other affiliated life insurance companies.

The Portfolio has registered and offers four classes of shares: Class A, B, D, and E shares. Shares of each Class of the Portfolio represent an equal pro rata interest in the Portfolio and generally give the shareholder the same voting, dividend, liquidation, and other rights. Investment income, realized and unrealized capital gains and losses, the common expenses of the Portfolio, and certain Portfolio-level expense reductions, if any, are allocated on a pro rata basis to each Class based on the relative net assets of each Class to the net assets of the Portfolio. Each Class of shares differs in its respective distribution plan and such distribution expenses are allocated to that Class.

2. Significant Accounting Policies

The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America (“GAAP”) requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities as of the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates. In the preparation of these financial statements, management has evaluated events and transactions subsequent to December 31, 2013 through the date the financial statements were issued.

The following is a summary of significant accounting policies consistently followed by the Portfolio in the preparation of its financial statements.

Investment Valuation and Fair Value Measurements - Debt securities (other than short term obligations with a remaining maturity of sixty days or less), including corporate, convertible and municipal bonds and notes; obligations of the U.S. treasury and U.S. government agencies; sovereign issues; floating rate loans; and non-U.S. bonds, are generally valued on the basis of evaluated or composite bid quotations obtained from independent pricing services and/or brokers and dealers selected by MetLife Advisers, LLC (“MetLife Advisers” or the “Adviser”), an affiliate of MetLife, Inc., pursuant to authorization of the Board of Trustees of the Trust (the “Board” or “Trustees”). Such quotations utilize matrix pricing, which considers observable inputs including, among other things, issuer details, maturity dates, interest rates, yield curves, rates of prepayment, credit risks/spreads, default rates, reported trades, broker dealer quotes and quoted prices for similar securities. Securities that use similar valuation techniques and inputs as described above are generally categorized as Level 2 within the fair value hierarchy.

Mortgage and asset-backed securities are usually issued as separate tranches, or classes, of securities within each deal. These securities are also generally valued on the basis of evaluated or composite bid quotations obtained from independent pricing services and/or brokers and dealers selected by the Adviser pursuant to authorization of the Board. The pricing models for these securities usually consider tranche-level attributes, estimated cash flows and market-based yield spreads for each tranche and current market data, and incorporate deal collateral performance, as available. Mortgage and asset-backed securities that use similar valuation techniques and inputs as described above are generally categorized as Level 2 within the fair value hierarchy.

Short term obligations with a remaining maturity of sixty days or less are generally valued at amortized cost, which approximates fair market value, and are generally categorized as Level 2 within the fair value hierarchy.

Domestic and foreign equity securities, such as common stock, exchange-traded funds, rights, warrants, and preferred stock, that are traded on a securities exchange, are generally valued at their last sale price on the exchange or market in which they are principally traded on the valuation date, or, if no sales occurred on that day, at the last reported bid price. Equity securities traded over-the-counter are generally valued at the last reported sale price. Valuation adjustments may be applied to certain foreign equity securities that are traded solely on foreign exchanges that close before the close of the U.S. market to account for the market movement between the close of the foreign exchanges and the close of the U.S. market. The Portfolio may use a systematic fair valuation model provided by an independent third party to value securities principally traded in these foreign markets in order to adjust for possible stale pricing that may occur between the close of the foreign exchanges and the time of the Portfolio valuation. Foreign equity securities using these valuation adjustments are generally categorized as Level 2 within the fair value hierarchy. Equity securities that are actively traded, and have no valuation adjustments applied, are categorized as Level 1 within the fair value hierarchy. Other equity securities traded on inactive markets, or valued in reference to similar instruments traded on active markets, are generally categorized as Level 2 within the fair value hierarchy.

MSF-12

Metropolitan Series Fund

Frontier Mid Cap Growth Portfolio

Notes to Financial Statements—December 31, 2013—(Continued)

Investments in registered open-end management investment companies are valued at reported net asset value per share on the valuation date and are categorized as Level 1 within the fair value hierarchy.

Forward foreign currency exchange contracts are valued through an independent pricing service based on the mean between closing bid and ask prices of the forward currency rates in the London foreign exchange markets on a daily basis as provided by a reliable bank or dealer. These contracts are generally categorized as Level 2 within the fair value hierarchy.

Options, whether on securities, indices, futures contracts, or otherwise, traded on exchanges are valued at the last sale price available as of the close of business on the valuation date or, if there is no such price available, at the mean between the last reported bid and ask prices. These types of options are categorized as Level 1 within the fair value hierarchy. Futures contracts, which are traded on commodity exchanges, are valued at their closing prices as of the close of such exchanges and are categorized as Level 1 within the fair value hierarchy.

Options and futures contracts that are traded over-the-counter are generally valued on the basis of quotations provided by broker-dealers or prices provided by pricing service providers who use a series of techniques, including simulation pricing models, to determine the value of the contracts. The pricing models use inputs that are observed from actively quoted markets such as issuer details, indices, spreads, interest rates, yield curves, credit curves, measures of volatility and exchange rates. These contracts are generally categorized as Level 2 within the fair value hierarchy.

If no current market value quotation or other observable inputs are readily available or market value quotations are deemed to be unreliable for a security, the fair value of the security will be determined in accordance with procedures approved by and under the general supervision of the Board. In such a circumstance, the Board has delegated the determination of the fair value of a security to a Valuation Committee (“Committee”) of MetLife Advisers. The Committee provides general pricing oversight and fair value pricing determinations related to portfolio securities and meets on a regular basis to review reports relating to the valuation of the securities in the Portfolio. The Board has delegated to State Street Bank and Trust Company, the Trust’s custodian (“custodian”), the responsibility for calculating the net asset values (“NAVs”) of the Trust’s Portfolios. The Committee is responsible for overseeing the calculation of the NAVs of the Portfolios by the custodian. The Committee also periodically reviews pricing vendors, including the vendor providing fair value pricing for the Portfolio’s foreign securities, and is responsible for overseeing the correction of pricing errors and addressing other pricing issues that arise in the ordinary course of business, such as making real-time fair value determinations, as necessary.

No single standard for determining the fair value of a security can be set forth because fair value depends upon the facts and circumstances with respect to each security. Information relating to any relevant factors may be obtained by the Committee from any appropriate source, including the subadviser of the Portfolio, the custodian, a pricing service, market maker and/or broker for such security or the issuer. Appropriate methodologies for determining fair value under particular circumstances may include: matrix pricing, comparisons of securities with comparable characteristics, value based on multiples of earnings, discount from market price of similar marketable securities or a combination of these and other methods. The Committee maintains a detailed report tracking each fair-valued security that compares the fair value price to the next available trade, vendor or broker price, and provides information on how close the fair value price was to the next quoted price. The Committee reviews a summary of such report monthly. On a quarterly basis, the Board is provided with the following for consideration and ratification or adjustment: (1) a memorandum summarizing the actions taken by the Committee in the prior quarter; and (2) a list of the Portfolio’s securities as of the most recent quarter-end for which market quotations were not readily available.

Investment Transactions and Related Investment Income - Portfolio security transactions are recorded on the trade date. Dividend income is recorded on the ex-dividend date or, for certain foreign securities, when notified. Interest income, which includes amortization of premium and accretion of discount on debt securities, is recorded on the accrual basis. Realized gains and losses on investments are determined on the identified cost basis, which is the same basis used for federal income tax purposes. Foreign income and foreign capital gains on some foreign securities may be subject to foreign taxes, which are accrued as applicable. These foreign taxes have been provided for in accordance with the Portfolio’s understanding of the applicable countries’ tax rules and rates.

Foreign Currency Translation - The books and records of the Portfolio are maintained in U.S. dollars. The values of securities, currencies, and other assets and liabilities denominated in currencies other than the U.S. dollar are translated into U.S. dollars based upon foreign exchange rates prevailing at the end of the period. Purchases and sales of investment securities, income, and expenses are translated on the respective dates of such transactions. Because the values of investment securities are translated at the foreign exchange rates prevailing at the end of the period, that portion of the results of operations arising from changes in exchange rates and that portion of the results of operations reflecting fluctuations arising from changes in market prices of the investment securities are not separated. Such fluctuations are included in the net realized and unrealized gain or loss on investments.

Net realized foreign exchange gains or losses arise from activity in forward foreign currency exchange contracts, sales of foreign currency, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest, and foreign withholding taxes recorded by the Portfolio and the U.S. dollar equivalent of

MSF-13

Metropolitan Series Fund

Frontier Mid Cap Growth Portfolio

Notes to Financial Statements—December 31, 2013—(Continued)

the amounts actually received or paid by the Portfolio. Net unrealized foreign exchange gains and losses arise from changes in the value of assets and liabilities, other than investment securities, resulting from changes in foreign exchange rates.

Income Taxes - It is the Portfolio’s policy to comply with the requirements of the Internal Revenue Code of 1986, as amended, and regulations thereunder, applicable to regulated investment companies and to distribute, with respect to each taxable year, all of its taxable income to shareholders. Therefore, no federal income tax provision is required. The Portfolio files U.S. federal tax returns. No income tax returns are currently under examination. The Portfolio’s federal tax returns for the prior three fiscal years remain subject to examination by the Internal Revenue Service. As of December 31, 2013, the Portfolio had no uncertain tax positions that would require financial statement recognition, or de-recognition or disclosure.

Dividends and Distributions to Shareholders - The Portfolio records dividends and distributions on the ex-dividend date. Net realized gains from security transactions (if any) are generally distributed annually to shareholders. The timing and characterization of certain income and capital gains distributions are determined in accordance with federal tax regulations that may differ from GAAP. Permanent book and tax basis differences relating to shareholder distributions will result in reclassification between under/over distributed net investment income, accumulated net realized gains/losses, and paid-in surplus. Book-tax differences are primarily due to ordinary loss netting to reduce short term capital gains, distribution re-designations, merger related adjustments and broker commission recapture reclasses. These adjustments have no impact on net assets or the results of operations.

Securities Lending - The Portfolio may lend its portfolio securities to certain qualified brokers who borrow securities in order to complete certain securities transactions. By lending its portfolio securities, the Portfolio attempts to increase its net investment income through the receipt of income on collateral held from securities on loan. Any gain or loss in the market price of the loaned securities that might occur and any interest earned or dividends declared during the term of the loan would accrue to the account of the Portfolio.

The Trust has entered into a securities lending arrangement with the custodian. Under this arrangement, the custodian is authorized to loan portfolio securities on the Portfolio’s behalf. In exchange, the Portfolio receives either cash or securities as collateral against the loaned securities. The Portfolio receives collateral at least equal to 102% of the market value of the loaned securities (105% for foreign equity securities), at each loan’s inception. Collateral representing at least 100% of the market value of the loaned securities must be maintained for the duration of the loan. A liability for cash collateral is reflected on the Statement of Assets and Liabilities, and is categorized as Level 2 within the fair value hierarchy. Cash collateral is generally invested in the State Street Navigator Securities Lending MET Portfolio (the “Navigator Portfolio”), a series of the State Street Navigator Securities Lending Trust that is managed by an affiliate of the custodian. The Navigator Portfolio is a registered money market fund that invests in a variety of high-quality, U.S. dollar-denominated instruments. If the market value of the collateral at the close of trading on a business day is less than 100% of the market value of the loaned securities at the close of trading on that day, the borrower shall be required to deliver, by the close of business on the following business day, an additional amount of collateral, so that the total amount of posted collateral is equal to at least 100% of the market value of all the loaned securities as of such preceding day. A portion of net income (income after the deduction of expenses and fees of the Navigator Portfolio) on the collateral is rebated to the borrower of the securities and the remainder is split between the custodian and the Portfolio. On loans collateralized by U.S. Treasuries, a fee is received from the borrower and is allocated between the Portfolio and the custodian. The risks associated with lending portfolio securities include, but are not limited to, possible delays in receiving additional collateral or in the recovery of the loaned securities, possible loss of rights in the collateral should the borrower fail financially, as well as risk of loss in the value of the collateral or the value of the investments made with the collateral. The lending agent has agreed to indemnify the Portfolio in the case of default of any securities borrower. Income received by the Portfolio in securities lending transactions during the year ended December 31, 2013 is reflected as Securities lending income on the Statement of Operations. Any outstanding loans by the Portfolio at December 31, 2013 are disclosed in the footnotes to the Schedule of Investments.

Repurchase Agreements - The Portfolio may enter into repurchase agreements, under the terms of a Master Repurchase Agreement, with selected commercial banks and broker-dealers, under which the Portfolio acquires securities as collateral and agrees to resell the securities at an agreed upon time and at an agreed-upon price. The Portfolio, through the custodian or a subcustodian, receives delivery of the underlying securities collateralizing any repurchase agreements. The Portfolio requires the custodian to take possession, to have legally segregated in the Federal Reserve Book Entry System, or to have segregated within the custodian’s vault, all securities held as collateral for repurchase agreements. It is the Portfolio’s policy that the market value of the collateral be at least equal to 100% of the repurchase price in the case of a repurchase agreement of one-day duration and at least equal to 102% of the repurchase price in the case of all other repurchase agreements. In the event of default or failure by a party to perform an obligation in connection with any repurchase transaction, the Master Repurchase Agreement gives the non-defaulting party the right to set-off claims and to apply property held by it in connection with any repurchase transaction against obligations owed to it.

At December 31, 2013, the Portfolio had investments in repurchase agreements with a gross value of $13,302,000, which is included as part of investments at value on the Statement of Assets and Liabilities. The value of the related collateral exceeded the value of the repurchase agreements at December 31, 2013.

MSF-14

Metropolitan Series Fund

Frontier Mid Cap Growth Portfolio

Notes to Financial Statements—December 31, 2013—(Continued)

Directed Brokerage Agreement - The Trust has entered into a directed brokerage arrangement with State Street Global Markets (“SSGM”). Under this arrangement, the Portfolio directs certain trades to SSGM in return for a recapture credit. SSGM issues a cash rebate to the Portfolio. Amounts paid to the Portfolio are shown separately as broker commission recapture on the Statement of Operations of the Portfolio. Additionally, these amounts have been excluded from the calculation of the net ratio of expenses to average net assets presented in the Financial Highlights for each share class.

3. Investments in Derivative Instruments

Futures Contracts - The Portfolio may buy and sell futures contracts as a hedge, to maintain investment exposure to a target asset class or to enhance return. The Portfolio may be subject to fluctuations in equity prices, interest rates, commodity prices, and foreign currency exchange rates in the normal course of pursuing its investment objective. Futures contracts are standardized agreements to buy or sell a security, or deliver a final cash settlement price in connection with an index, interest rate, currency, or other asset. The Portfolio must deposit an amount (“initial margin”) equal to a certain percentage of the face value of the futures contract. The initial margin may be in the form of cash or securities, which is returned when the Portfolio’s obligations under the contract have been satisfied. If cash is deposited as the initial margin, it is shown as cash collateral on the Statement of Assets and Liabilities. Futures contracts are marked-to-market daily, and subsequent payments (“variation margin”) are made or received by the Portfolio depending on whether unrealized gains or losses are incurred. These amounts are reflected as receivables or payables on the Statement of Assets and Liabilities and as a component of net change in unrealized appreciation/depreciation on the Statement of Operations. When the contract is closed or expires, the Portfolio records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. Risks of entering into futures contracts (and related options) include the possibility that the market for these instruments may be illiquid and that a change in the value of the contract or option may not correlate perfectly with changes in the value of the underlying instrument. Futures contracts are exchange-traded and the exchange’s clearinghouse, as counterparty to all exchange-traded futures, guarantees the futures contracts against default. For over-the-counter futures the Portfolio’s ability to terminate the positions may be more limited than in the case of exchange-traded positions and may also involve the risk that securities dealers participating in such transactions would fail to meet their obligations to the Portfolio.

During the year ended December 31, 2013, the Portfolio entered into equity index futures contracts which were subject to equity price risk. During the period April 16, 2013 through April 18, 2013, the Portfolio had bought and sold $142,588,296 in equity index futures contracts. At December 31, 2013, the Portfolio did not have any open futures contracts. For the year ended December 31, 2013, the Portfolio had realized losses in the amount of $2,064,048 which are shown under Net realized loss on futures contracts in the Statement of Operations.

4. Certain Risks

Market Risk: In the normal course of business, the Portfolio invests in securities and enters into transactions where risks exist due to fluctuations in the market (market risk) or failure of the other party to a transaction to perform (credit and counterparty risk). The value of securities held by the Portfolio may decline in response to certain events, including those directly involving the companies whose securities are owned by the Portfolio; conditions affecting the general economy; overall market changes; local, regional or global political, social or economic instability; currency, interest rate, and price fluctuations.

Credit and Counterparty Risk: The Portfolio may be exposed to counterparty risk, or the risk that an entity with which the Portfolio has unsettled or open transactions may default. The potential loss could exceed the value of the financial assets and liabilities recorded in the financial statements. Financial assets that potentially expose the Portfolio to credit and counterparty risk consist principally of cash due from counterparties and investments. The Portfolio manages counterparty risk by entering into agreements only with counterparties that it believes have the financial resources to honor their obligations and by monitoring the financial stability of those counterparties. The Portfolio’s investment adviser attempts to mitigate counterparty risk by (i) periodically assessing the creditworthiness of its trading partners, (ii) monitoring and/or limiting the amount of its net exposure to each individual counterparty based on its assessment, and (iii) requiring collateral from the counterparty for certain transactions. In order to preserve certain safeguards for non-standard settlement trades, the Portfolio restricts its exposure to credit and counterparty losses by entering into master netting agreements with counterparties (approved brokers) with whom it undertakes a significant volume of transactions. Master Agreements govern the terms of certain transactions, and reduce the counterparty risk associated with relevant transactions by specifying credit protection mechanisms and providing standardization that improves legal certainty. Master Agreements can also help limit counterparty risk by specifying collateral posting arrangements at pre-arranged exposure levels. Collateral requirements may differ by type of derivative or investment, as applicable. Collateral or margin requirements are set by the broker or exchange clearing house for exchange traded derivatives (e.g., futures contracts and exchange traded options) while collateral terms are contract specific for over-the-counter traded derivatives (e.g., forward foreign currency exchange contracts, swap agreements and over-the-counter options).

Repurchase and reverse repurchase agreements are primarily executed under Global Master Repurchase Agreements (“GMRAs”) or Master Repurchase Agreements (“MRAs”), which provide the rights to set-off. Each repurchase and reverse repurchase agreement is

MSF-15

Metropolitan Series Fund

Frontier Mid Cap Growth Portfolio

Notes to Financial Statements—December 31, 2013—(Continued)

initially collateralized at the transaction level. In the event of default, the total market value exposure will be offset against collateral exchanged to date, which would result in a net receivable/(payable) that would be due from/to the counterparty.

Customer Account Agreements and related addendums govern cleared derivatives transactions such as futures, options on futures, and cleared OTC derivatives. Cleared derivative transactions require posting of initial margin as determined by each relevant clearing agency which is segregated at a broker account registered with the Commodities Futures Trading Commission (CFTC), or the applicable regulator. In the U.S., counterparty risk is significantly reduced as creditors of the futures broker do not have claim to Portfolio assets in the segregated account. Additionally, portability of exposure in the event of default further reduces risk to the Portfolio. Variation margin, or changes in market value, are exchanged daily, but may not be netted between futures and cleared OTC derivatives.

Additional risks associated with each type of investment are described above within the respective security type notes. The Portfolio’s prospectus includes a discussion of the principal risks of investing in the Portfolio.

5. Investment Transactions

Aggregate cost of purchases and proceeds of sales of investment securities, excluding short-term securities, for the year ended December 31, 2013 were as follows:

Purchases		Sales
U.S. Government	Non U.S. Government	U.S. Government	Non U.S. Government
$0	$1,353,066,866	$0	$1,290,431,390

During the year ended December 31, 2013, the Portfolio engaged in security transactions with other affiliated portfolios. These amounted to $19,388,905 in purchases of investments, which are included above.

With respect to the Portfolio’s merger with Turner Mid Cap Growth Portfolio (see Note 9) on April 26, 2013, the Portfolio acquired long-term securities with a cost of $175,369,211 that are not included in the above non-U.S. Government purchases value.

6. Investment Management Fees and Other Transactions with Affiliates

Investment Management Agreement - MetLife Advisers is the investment adviser to the Portfolio. The Trust has entered into an investment management agreement with MetLife Advisers with respect to the Portfolio. For providing investment management services to the Portfolio, MetLife Advisers receives monthly compensation at the following annual rates:

Management Fees earned by MetLife Advisers for the year ended December 31, 2013	% per annum	Average Daily Net Assets
$7,822,214	0.750%	Of the first $500 million
	0.700%	Of the next $500 million
	0.650%	On amounts in excess of $1 billion

MetLife Advisers has entered into an investment subadvisory agreement with respect to the Portfolio. Effective January 7, 2013, Frontier Capital Management Company, LLC is compensated by MetLife Advisers to provide subadvisory services for the Portfolio. Prior to January 7, 2013, BlackRock Advisors, LLC was compensated by MetLife Advisers to provide subadvisory services for the Portfolio.

Management Fee Waiver - Pursuant to a management fee waiver agreement, the Adviser has agreed, for the period April 29, 2013 to April 27, 2014, to reduce its advisory fees set out above under “Investment Management Agreement” for each class of the Portfolio as follows:

% per annum reduction	Average Daily Net Assets
0.025%	On the first $500 million
0.025%	Over $850 million and less than $1 billion
(0.025)%	On the next $250 million

An identical agreement was in place for the period January 7, 2013 through April 28, 2013. Amounts waived, if applicable, for the year ended December 31, 2013 are shown as a management fee waiver in the Statement of Operations.

Certain officers and trustees of the Trust may also be officers of MetLife Advisers; however, such officers and trustees receive no compensation from the Trust.

MSF-16

Metropolitan Series Fund

Frontier Mid Cap Growth Portfolio

Notes to Financial Statements—December 31, 2013—(Continued)

Transfer Agency Agreement - MetLife serves as the transfer agent for the Trust. MetLife receives no fees for its services to the Trust under the transfer agency agreement.

Distribution and Service Fees - The Trust has a distribution agreement with MetLife Investors Distribution Company (“MIDC” or the “Distributor”) in which MIDC serves as the distributor for the Portfolio’s Class A, B, D, and E Shares. MIDC is a wholly-owned subsidiary of MetLife Investors Group, Inc., an affiliate of the Adviser. The Trust has also adopted a Distribution and Service Plan under Rule 12b-1 of the 1940 Act for the Portfolio’s Class B, D, and E Shares. Under the Distribution and Service Plan, the Class B, D, and E Shares of the Portfolio pay a fee to compensate the Insurance Companies (or their affiliates) and other broker-dealers and financial intermediaries involved in the offer and sale of Portfolio shares for promoting or selling and servicing the Class B, D, and E Shares. The fees under the Distribution and Service Plan for each class of the Portfolio’s shares are calculated as a percentage of the Portfolio’s average daily net assets that are attributable to that Class. Currently, the fee is 0.25% per year for Class B Shares, 0.10% per year for Class D Shares, and 0.15% per year for Class E Shares. Amounts incurred by the Portfolio for the year ended December 31, 2013 are shown as Distribution and service fees in the Statement of Operations.

Deferred Trustee Compensation - Each Trustee who is not currently an employee of the Adviser or any of its affiliates receives compensation from the Trust for his or her service to the Trust. A deferred compensation plan (the “Plan”) is available to the Trustees on a voluntary basis. Deferred amounts remain in the Trust until distributed in accordance with the provisions of the Plan. The value of a participating Trustee’s deferral account is based on theoretical investments of deferred amounts, on the normal payment dates in certain portfolios of the Trust or Met Investors Series Trust, an affiliate of the Trust, as designated by the participating Trustee. Changes in the value of participants’ deferral accounts are reflected as Trustees’ fees and expenses in the Statement of Operations. The portion of the accrued obligations allocated to the Portfolio under the Plan is reflected as Deferred trustees’ fees in the Statement of Assets and Liabilities.

7. Contractual Obligations

Under the Trust’s organizational documents, its officers and Trustees may be indemnified against certain liabilities and expenses arising out of the performance of their duties to the Trust. Additionally, the Trust has a variety of indemnification obligations under contracts with its service providers. The Trust’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Trust that have not yet occurred.

8. Income Tax Information

The tax character of distributions paid for the periods ended December 31, 2013 and 2012 was as follows:

Ordinary Income		Long-Term Capital Gain		Total
2013	2012	2013	2012	2013	2012
$12,512,009	$—	$24,222,563	$—	$36,734,572	$—

As of December 31, 2013, the components of distributable earnings (accumulated losses) on a federal income tax basis were as follows:

Undistributed Ordinary Income	Undistributed Long-Term Capital Gain	Net Unrealized Appreciation	Loss Carryforwards	Total
$65,383,574	$50,173,330	$268,741,219	$—	$384,298,123

The Portfolio utilizes the provisions of the federal income tax laws that provide for the carryforward of capital losses for prior years, offsetting such losses against any future realized capital gains. Under the Regulated Investment Company Modernization Act of 2010 (the “Act”), net capital losses recognized after December 22, 2010 may be carried forward indefinitely and their character is retained as short-term and/or long-term losses. Previously, net capital losses were carried forward for up to eight years and treated as short-term losses. As a transition rule, the Act requires that post-enactment net capital losses be used before pre-enactment net capital losses.

As of December 31, 2013, the Portfolio had no post-enactment accumulated capital losses and no pre-enactment accumulated capital loss carryforwards.

9. Acquisition

At the close of business on April 26, 2013, the Portfolio, with aggregate Class A, Class B, Class D and Class E net assets of $770,948,460, $87,526,126, $100,247,347 and $10,678,097, respectively, acquired all of the assets and liabilities of Turner Mid Cap Growth Portfolio of the Met Investors Series Trust (“Turner Mid Cap Growth”).

MSF-17

Metropolitan Series Fund

Frontier Mid Cap Growth Portfolio

Notes to Financial Statements—December 31, 2013—(Continued)

The acquisition was accomplished by a tax-free exchange of 2,821,283 Class A shares of the Portfolio (valued at $85,795,220) for 10,021,231 Class A shares of Turner Mid Cap Growth and 3,508,655 Class B shares of the Portfolio (valued at $100,768,563) for 12,227,115 Class B shares of Turner Mid Cap Growth. Each shareholder of Turner Mid Cap Growth received shares of the Portfolio with the same class designation and at the respective Class NAV, as determined at the close of business on April 26, 2013. The transaction was part of a restructuring designed to eliminate the offering of overlapping Portfolios in the MetLife, Inc. families of funds with similar investment objectives and similar investment strategies that serve as funding vehicles for insurance contracts that are offered by affiliates of MetLife. Some of the investments held by Turner Mid Cap Growth may have been purchased or sold prior to the acquisition for the purpose of complying with the anticipated investment policies or limitations of the Portfolio after the acquisition. If such purchases or sales occurred, the transaction costs were borne by Turner Mid Cap Growth. All other costs associated with the merger were not borne by the shareholders of either portfolio.

Turner Mid Cap Growth’s net assets on April 26, 2013, were $85,795,220 and $100,768,563 for Class A and Class B shares, respectively, including investments valued at $186,797,884 with a cost basis of $180,617,211. For financial reporting purposes, assets received, liabilities assumed and shares issued by the Portfolio were recorded at fair value; however, the cost basis of the investments received by the Portfolio from Turner Mid Cap Growth were carried forward to align ongoing reporting of the Portfolio’s realized and unrealized gains and losses with amounts distributable to shareholders for tax purposes.

The aggregate net assets of the Portfolio immediately after the acquisition were $1,155,963,813, which included $6,180,673 of acquired unrealized appreciation.

Assuming the acquisition had been completed on January 1, 2013, the Portfolio’s pro-forma results of operations for the year ended December 31, 2013 are as follows:

Net Investment loss	$(837,902	)(a)
Net realized and unrealized gain on investments	325,035,491	(b)

Net increase in net assets from operations	$324,197,589

Because the combined investment portfolios have been managed as a single integrated portfolio since the acquisition was completed, it is not practicable to separate the amounts of revenue and earnings of Turner Mid Cap Growth that have been included in the Portfolio’s Statement of Operations since April 26, 2013.

(a)	$668,407 net investment loss as reported minus $278,402 from Turner Mid Cap Growth pre-merger net investment loss, plus $74,459 in lower advisory fees, plus $34,448 of pro-forma eliminated other expenses.
(b)	$268,929,100 unrealized appreciation as reported minus $91,035,845 pro-forma December 31, 2012 unrealized appreciation, plus $121,972,380 net realized gain as reported, plus $25,169,856 in net realized gain from Turner Mid Cap Growth pre-merger.

MSF-18

Metropolitan Series Fund

Frontier Mid Cap Growth Portfolio

Report of Independent Registered Public Accounting Firm

To the Shareholders of Frontier Mid Cap Growth Portfolio and the Board of Trustees of Metropolitan Series Fund:

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Frontier Mid Cap Growth Portfolio, one of the portfolios constituting Metropolitan Series Fund, (the “Trust”) as of December 31, 2013, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Trust’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Trust is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Trust’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2013, by correspondence with the custodian and brokers; where replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Frontier Mid Cap Growth Portfolio of Metropolitan Series Fund, as of December 31, 2013, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

Deloitte & Touche LLP

Boston, Massachusetts

February 26, 2014

MSF-19

Metropolitan Series Fund

Trustees and Officers of Metropolitan Series Fund

The Trustees and executive officers of the Trust, their ages and their principal occupations during the past five years are set forth below. Unless otherwise indicated, the business address of each is One Financial Center, Boston, MA 02111. Each Trustee who is deemed an “interested person,” as such term is defined in the 1940 Act, is indicated by an asterisk. Those Trustees who are not “interested persons” as defined in the 1940 Act are referred to as “Independent Trustees.” Additional information about the Trustees is available in the Statement of Additional Information, which is available without charge, upon request, by calling (800) 848-3854.

Trustees of the Trust

Name and Age	Position(s) Held with Registrant	Term of Office and Length of Time Served	Principal Occupation(s) During the Past 5 Years(1)	Number of Portfolios in Fund Complex(2) overseen	Other Directorships Held by Trustee During the Past 5 Years(1)
Interested Trustee
Elizabeth M. Forget* (47)	Trustee, Chairman of the Board, President and Chief Executive Officer	Indefinite; From May 2006 (President and Chief Executive Officer)/ August 2006 (Trustee and Chairman of the Board) to present	Senior Vice President, MetLife Inc.; President, MetLife Advisers, LLC and a predecessor company.	79	Trustee, Met Investors Series Trust (the “MIST Trust”);** various MetLife-affiliated boards.

Independent Trustees
Stephen M. Alderman (54)	Trustee	Indefinite; From April 2012 to present	Shareholder in the law firm of Garfield & Merel, Ltd.	79	Trustee, MIST Trust;** Director, International Truck Leasing Corp.

Robert J. Boulware (57)	Trustee	Indefinite; From April 2012 to present	Managing Director, Pilgrim Funds, LLC (private equity fund).	79	Trustee, MIST Trust;** Trustee, Vertical Capital Income Fund (closed-end fund); Director, Gainsco, Inc. (auto insurance).

Susan C. Gause (61)	Trustee	Indefinite; From April 2012 to present	Private Investor.	79	Trustee, MIST Trust;** Trustee, HSBC Funds.

Nancy Hawthorne (62)	Trustee	Indefinite; From May 2003 to present	Chief Executive Officer, Clerestory LLC (corporate advisor).	79	MIST Trust;** Director, THL Credit, Inc.**; Director, Avid Technology, Inc.**

Barbara A. Nugent (57)	Trustee	Indefinite; From January 2014 to present	President, True North Board Governance, LLC (consulting); until 2014, partner in the law firm of Stradley Ronon Stevens & Young, LLP.	79	Trustee, MIST Trust**; Director, Episcopal Healthcare Foundation; until 2014, member, Mutual Fund Directors Forum Advisory Board.

MSF-20

Metropolitan Series Fund

Trustees and Officers of Metropolitan Series Fund—(Continued)

Name and Age	Position(s) Held with Registrant	Term of Office and Length of Time Served	Principal Occupation(s) During the Past 5 Years(1)	Number of Portfolios in Fund Complex(2) overseen	Other Directorships Held by Trustee During the Past 5 Years(1)
Keith M. Schappert (62)	Trustee	Indefinite; From August 2009 to present	Principal, Schappert Consulting LLC (asset management consulting).	79	Trustee, MIST Trust;** Director, The Commonfund for Nonprofit Organizations; until 2011, Director, Trilogy Global Advisors; Director, Mirae Asset Discovery Funds,** Director, Calamos Investments.

Linda B. Strumpf (66)	Trustee	Indefinite; From May 2000 to present	Chair of the Investment Committee, Leona M. and Harry B. Helmsley Charitable Trust; until 2011, Chief Investment Officer, Leona M. and Harry B. Helmsley Charitable Trust.	79	Since 2012, Trustee, MIST Trust,** Trustee and Member of Investment Committee, The Pennsylvania State University.

Dawn M. Vroegop (47)	Trustee	Indefinite; From May 2009 to present	Private Investor.	79	Trustee, MIST Trust,** Trustee, Driehaus Mutual Funds; Director and Investment Committee Chair, City College of San Francisco Foundation.

Executive Officers of the Trust

Name and Age	Position(s) Held with Registrant	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years(1)
Elizabeth M. Forget (47)	President, Chief Executive Officer, Trustee and Chairman of the Board	From May 2006 (President and Chief Executive Officer)/ August 2006 (Trustee and Chairman of the Board) to present	See principal occupation information in the table above.

Jeffrey L. Bernier (42)	Vice President	From February 2008 to present	Vice President, MetLife, Inc.; Senior Vice President, MetLife Advisers, LLC and a predecessor company.

Peter H. Duffy (58)	Chief Financial Officer and Treasurer	From November 2000 to present	Senior Vice President, MetLife Advisers, LLC; Vice President, MetLife, Inc.

Andrew L. Gangolf (59)	Secretary	From May 2011 to present	Senior Vice President, MetLife Advisers, LLC; Senior Vice President & Assistant General Counsel, AllianceBerstein Investments, Inc.

Jeffrey P. Halperin (46)	Chief Compliance Officer	From November 2005 to present	Vice President, MetLife, Inc.; Chief Compliance Officer, MIST; Chief Compliance Officer, MSF Trust; Chief Compliance Officer, MetLife Advisers, LLC and a predecessor company; Chief Compliance Officer, MetLife Investment Management, LLC (formerly MetLife Investment Advisors Company, LLC).

Alan C. Leland, Jr. (61)	Vice President	From February 2005 to present	Treasurer and Chief Financial Officer, MetLife Advisers, LLC; Vice President, MetLife Group Inc.; Vice President, MetLife, Inc.

*	Ms. Forget is an “interested person” of the Trust because of her positions with MetLife Advisers, LLC and her ownership of securities issued by MetLife, Inc., the ultimate parent company of MetLife Advisers, LLC.
**	Indicates a directorship with a registered investment company or a company subject to the reporting requirements of the Securities Exchange Act of 1934, as amended.
(1)	Previous positions during the past five years with the Trust, MetLife, Inc. or the Adviser are omitted if not materially different.
(2)	The Fund Complex includes 49 Portfolios of the MIST Trust and 30 Portfolios of the Trust.

MSF-21

Metropolitan Series Fund

Frontier Mid Cap Growth Portfolio

Board of Trustees’ Consideration of Advisory Agreement

At an in-person meeting of the Boards of Trustees (the “Board”) of Met Investors Series Trust and Metropolitan Series Fund (“MIST” and “MSF,” respectively, and collectively, the “Trusts”) held on November 19-20, 2013, the Board, including a majority of the Trustees who are not considered to be “interested persons” of the Trusts (the “Independent Trustees”) under the Investment Company Act of 1940, as amended (the “1940 Act”), approved for an annual period the continuation of each Trust’s advisory agreement (the “Advisory Agreement”) with MetLife Advisers, LLC (the “Adviser”) and the applicable sub-advisory agreements (each a “Sub-Advisory Agreement,” and collectively with the Advisory Agreement, the “Agreements”) between the Adviser and the investment sub-advisers (each a “Sub-Adviser,” and collectively, the “Sub-Advisers”) for each of the series of the Trusts, including the Frontier Mid Cap Growth Portfolio (each a “Portfolio,” and collectively, the “Portfolios”).1 With respect to the Frontier Mid Cap Growth Portfolio, the Sub-Advisory Agreement for this Portfolio went into effect on January 7, 2013 when Frontier Capital Management Company, LLC assumed the role of Sub-Adviser. The Board approved the Sub-Advisory Agreement at a Board meeting held on November 12-13, 2012, and the Agreement terminates on December 31, 2014. Therefore, the Board did not re-approve this Sub-Advisory Agreement at the Board meeting held on November 19-20, 2013. The Board, however, did approve the Portfolio’s Advisory Agreement at this November meeting, as explained in greater detail below.

In considering the Agreement, the Board reviewed a variety of materials provided by the Adviser relating to the Portfolios, including comparative performance, fee and expense information for an appropriate peer group of similar mutual funds, performance information for relevant benchmark indices and other information regarding the nature, extent and quality of services provided by the Adviser under the Agreement. The Board also took into account its experience with the Adviser and information provided to the Board in its meetings throughout the year with respect to the services provided by the Adviser, including quarterly performance reports prepared by management containing reviews of investment results. The Independent Trustees also assessed reports provided by the Board’s independent consultant, who reviewed and provided analyses regarding investment performance, fees and expenses, and other information provided by, or at the direction of, the Adviser, as more fully discussed below.

The Independent Trustees were separately advised by independent legal counsel throughout the process, and met with independent legal counsel in periodic executive sessions. Prior to voting to continue the Agreements at the November meeting, the Independent Trustees also received a memorandum from their independent counsel discussing the legal standards for their consideration of the proposed continuation of the Agreements. The Board also met in person with personnel of the Adviser on September 17, 2013 for the specific purpose of giving preliminary consideration to the proposed continuation of the Agreements and to request additional information they considered reasonably necessary to their deliberations. The Independent Trustees also discussed the proposed continuation of the Agreements in private sessions with their independent legal counsel at which no representatives of management were present.

In considering whether to approve the renewal of the Advisory Agreement with the Adviser with respect to a Portfolio, the Board reviewed and analyzed the factors it deemed relevant, including: (1) the nature, extent and quality of the services to be provided to the Portfolio by the Adviser; (2) the performance of the Portfolio as compared to a peer group and an appropriate index; (3) the Adviser’s personnel and operations; (4) the financial condition of the Adviser; (5) the level and method of computing each Portfolio’s advisory fees; (6) the profitability of the Adviser under the Advisory Agreement; (7) any “fall-out” benefits to the Adviser and its affiliates (i.e., ancillary benefits realized by the Adviser or its affiliates from the Adviser’s relationship with the Trusts); (8) the anticipated effect of growth in size on Portfolio expenses; and (9) possible conflicts of interest.

Nature, extent and quality of services. The Board evaluated the nature, extent and quality of the services that the Adviser has provided to the Portfolios. The Board considered the Adviser’s services as investment manager to the Portfolios. The Adviser’s services in coordinating and overseeing the activities of the Trusts’ other service providers were also considered. The Board also evaluated the expertise and performance of the personnel of the Adviser who performed services for the Portfolios throughout the year.

The Board considered information received from the Trust’s Chief Compliance Officer (“CCO”) regarding the Portfolios’ compliance policies and procedures established pursuant to Rule 38a-l under the 1940 Act.

Performance. The Board considered the performance of the Portfolios as described in the quarterly reports prepared by management, and as also analyzed in reports prepared by the Independent Trustees’ independent consultant. The Board noted that the Adviser reviews with the Board on a quarterly basis detailed information about the Portfolios’ performance results, portfolio composition and investment strategies. The Board also reviewed and considered a separate report prepared by Lipper Inc. (“Lipper”), an independent third party, which provided a statistical analysis comparing the Portfolios’ investment performance, expenses, and fees to comparable funds underlying variable insurance products (the “Performance Universe”). In addition, the Independent Trustees met separately

1 The Pyramis Managed Risk Portfolio recently commenced operations and, therefore, the Agreement with respect to this Portfolio was not up for renewal.

MSF-22

Metropolitan Series Fund

Frontier Mid Cap Growth Portfolio

Board of Trustees’ Consideration of Advisory Agreement—(Continued)

with a representative of Bobroff Consulting, Inc., an independent consultant (“Bobroff”), at a special board meeting in September 2013, to review the separate reports prepared by such consultant (“Bobroff Report”), which analyzed the report prepared by Lipper. The Board also considered each Portfolio’s more recent performance subsequent to the performance period covered by the Lipper reports, and management’s discussion of the same, including the effect of current market conditions on each Portfolio’s more recent performance.

The Board reviewed the Portfolios’ performance records and the Adviser’s management styles and long-term performance records with the Portfolios and comparable funds. The Board focused particular attention on Portfolios with less favorable performance records. The Board noted that the Adviser has been active in monitoring and responding to any performance issues with respect to the Portfolios. The Board also took into account its discussions with management regarding factors that contributed to the performance of the Portfolios.

Among other data relating specifically to the Frontier Mid Cap Growth Portfolio’s performance, the Board considered that the Portfolio underperformed the median of its Performance Universe and its Lipper Index for the one-, three- and five-year periods ended June 30, 2013. The Board further considered that the Portfolio underperformed its benchmark, the Russell Midcap Growth Index for the one-, three- and five-year periods ended October 31, 2013. The Board further noted that the Sub-Adviser assumed portfolio management responsibilities for the Portfolio effective January 7, 2013 and that performance prior to that date represents that of the previous sub-adviser.

Fees and Expenses. The Board gave consideration to the advisory fees payable under the Advisory Agreement. In this regard, the Board reviewed the advisory fees payable on a Portfolio-by-Portfolio basis based on information provided by the Adviser. The Independent Trustees, with the assistance of Bobroff, also examined the fees paid by a Portfolio in light of fees paid to other investment managers by comparable funds, as well as considered the fees charged by the Adviser to manage other comparable funds, as applicable. The Lipper report included comparisons of the Adviser’s fee schedule with that of its peers based on an asset-based analysis of relative fee structures according to the size of the Portfolio. In addition, the Board considered the Portfolios’ advisory fees and total expenses as compared to similarly situated investment companies underlying variable insurance products deemed to be comparable to the Portfolios as determined by Lipper. The Board considered a Portfolio’s ranking within a smaller group of peer funds chosen by Lipper (the “Expense Group”), as well as the Portfolio’s ranking within broader groups of funds (the “Expense Universe” and the “Sub-advised Expense Universe”). The Board also considered a Portfolio’s contractual sub-advisory fees, as applicable, as compared to the Sub-advised Expense Universe as well as a smaller group of funds (the “Sub-advised Expense Group”). In comparing a Portfolio’s actual and contractual management fee to that of comparable funds, the Board noted that such fee includes both advisory and administrative fees. The Board also considered that the Adviser had entered into expense limitation agreements with certain of the Portfolios, pursuant to which the Adviser has agreed to waive a portion of its advisory fee and/or reimburse certain expenses as a means of limiting a Portfolio’s total annual operating expenses.

The Board also considered that the Adviser had entered into expense limitation agreements with certain of the Portfolios, pursuant to which the Adviser has agreed to waive a portion of its advisory fee and/or reimburse certain expenses as a means of limiting a Portfolio’s total annual operating expenses.

With respect to the Frontier Mid Cap Growth Portfolio, the Board considered that the Portfolio’s actual management fee and total expenses (exclusive of 12b-1 fees) were below the Expense Group median, the Expense Universe median and Sub-advised Expense Universe median. The Board noted that the Portfolio’s contractual management fees were below the asset-weighted average of the Expense Group at the Portfolio’s current size. The Board also noted that the Portfolio’s contractual sub-advisory fees were above the average of the Sub-advised Expense Group but below the average of the Sub-advised Expense Universe at the Portfolio’s current size. In addition, the Board noted that the Adviser had recently negotiated a reduction to the Portfolio’s sub-advisory fee schedule and that the Adviser agreed to waive a corresponding portion of its advisory fee in order for contractholders to benefit from the lower sub-advisory fee effective January 7, 2013.

Profitability. The Board examined the profitability of the Adviser on a Portfolio-by-Portfolio basis. The Board also considered that the Distributor, MetLife Investors Distribution Company, receives Rule 12b-1 payments to support the distribution of the products.

Economies of scale. The Board also considered the effect of the Portfolios’ growth in size on their fees. The Board noted that the fee schedules for most of the Portfolios contain breakpoints that reduce the fee rate above specified asset levels. The Board noted those Portfolios that did not contain breakpoints in the advisory fee and took into account management’s discussion of the same. The Board noted that those Portfolios with advisory fee schedules containing breakpoints generally reflect the inclusion of breakpoints in the sub-advisory fee schedule for such Portfolios. The Board considered the effective fees under the Advisory Agreement for a Portfolio as a

MSF-23

Metropolitan Series Fund

Frontier Mid Cap Growth Portfolio

Board of Trustees’ Consideration of Advisory Agreement—(Continued)

percentage of assets at different asset levels and possible economies of scale that may be realized if the assets of the Portfolio grow. Among other data, the Board examined the effect of a Portfolio’s growth in size on various fee schedules and reviewed the Lipper and Bobroff Reports, which compared fees among peers. The Board also generally noted that if a Portfolio’s assets increase over time, the Portfolio may realize other economies of scale if assets increase proportionally more than certain other fixed expenses. In addition, the Board noted that the Adviser had taken a number of steps to date intended to share the benefits of economies of scale with contractholders.

With respect to the Frontier Mid Cap Growth Portfolio, the Board noted that the Portfolio’s advisory fee and sub-advisory fee each contains breakpoints that reduce the advisory fee rate on assets above certain specified asset levels. The Board considered the fact that the Portfolio’s fee levels decline as portfolio assets increase.

Other factors. As part of its evaluation of the Adviser’s compensation, the Board considered other benefits that may be realized by the Adviser and its affiliates from their relationship with the Trusts. Among them, the Board recognized that an affiliate of the Adviser, MetLife Investors Distribution Company, serves as the Distributor for the Trusts, and, as such, receives payments pursuant to Rule 12b-1 from the Portfolios to compensate it for providing shareholder services and selling activities, which could lead to growth in the Trusts’ assets and corresponding benefits from such growth, including economies of scale. The Board also considered that affiliates of the Adviser may benefit from certain indirect tax benefits relating to dividend received deductions and foreign tax credits. In conjunction with these considerations, the Board noted the costs of providing investment management and other services to the Portfolios and the ongoing commitment of the Adviser to the Portfolios.

The Board considered possible conflicts of interest in the form of material benefits or detriments to the Trusts resulting from the nature of the Trusts’ and the Adviser’s and the services that are provided to the Trusts, and the manner in which such conflicts were mitigated.

Conclusions. After full consideration of the factors discussed above, the Board, including a majority of the Independent Trustees, approved the Advisory Agreement and the Sub-Advisory Agreement, as applicable, with respect to each Portfolio, unless otherwise noted. In making its approvals, the Board concluded that the nature, extent and quality of services provided by the Adviser supported the renewal of the Agreements. The Board also concluded that the investment performance of each Fund was such that each Agreement should continue. In addition, the Board concluded that fees paid by a Portfolio to the Adviser appeared to be acceptable in light of nature, extent and quality of the services provided by the Adviser. Further, the Board concluded that the Adviser’s profitability in providing services under the Advisory Agreements did not appear unreasonably high in light of the nature, extent and quality of the services provided by the Adviser. Finally, the Board concluded that the Advisory fees in some measure share economies of scale with contractholders. In approving the renewal of each of the Agreements, the Board, including the Independent Trustees, did not identify any single factor as controlling, and generally attributed different weights to various factors for the various Portfolios. The Board evaluated all information available to them on a Portfolio-by-Portfolio basis, and their decisions were made separately with respect to each Portfolio.

MSF-24

Metropolitan Series Fund

Frontier Mid Cap Growth Portfolio

Board of Trustees’ Consideration of the Subadvisory Agreement

At an in-person meeting of the Board of Trustees (the “Board”) of the Metropolitan Series Fund (the “Trust”) held on November 12-13, 2012, the Board, including a majority of the Trustees who are not considered to be “interested persons” of the Trust, MetLife Advisers, LLC (“MetLife Advisers”), Frontier Capital Management Company, LLC (“Frontier”) or MetLife Investors Distribution Company (as that term is defined in the Investment Company Act of 1940, as amended) (the “Independent Trustees”), approved the investment subadvisory agreement between MetLife Advisers, the investment adviser to the Trust, and Frontier for the BlackRock Aggressive Growth Portfolio (to be renamed the Frontier Mid Cap Growth Portfolio) (the “Portfolio”) (the “New Subadvisory Agreement”). Representatives of management informed the Board that, if approved by the Board, the New Subadvisory Agreement would become effective on January 7, 2013.

In considering the New Subadvisory Agreement, the Board reviewed a variety of materials provided by MetLife Advisers and Frontier relating to the Portfolio and Frontier, including comparative performance, fee and expense information for an appropriate peer group of similar mutual funds, performance information for relevant benchmark indices and other information regarding the nature, extent and quality of services to be provided by Frontier under the New Subadvisory Agreement.

The Independent Trustees were separately advised by independent legal counsel throughout the process. The Independent Trustees discussed the proposed approval of the New Subadvisory Agreement in a private session with their independent legal counsel at which no representatives of management were present.

In considering whether to approve the New Subadvisory Agreement with Frontier with respect to the Portfolio, the Board reviewed and analyzed the factors it deemed relevant, including: (1) the nature, extent and quality of the services to be provided to the Portfolio by Frontier; (2) the performance of the Portfolio and another fund subadvised in part by Frontier (the “Frontier Portfolio”), which is managed in substantially the same manner as the Portfolio would be managed, as compared to a peer group and an appropriate index; (3) Frontier’s personnel and operations; (4) the financial condition of Frontier; (5) the level and method of computing the Portfolio’s proposed subadvisory fee; (6) the anticipated profitability of Frontier under the New Subadvisory Agreement; (7) any “fall-out” benefits that may accrue to Frontier and its affiliates (i.e., ancillary benefits that may be realized by Frontier or its affiliates from Frontier’s relationship with the Trust); (8) the anticipated effect of growth in size on the Portfolio’s performance and expenses; (9) fees paid by comparable institutional and retail accounts; and (10) possible conflicts of interest.

Nature, extent and quality of services. In considering the nature, extent and quality of the services to be provided by Frontier to the Portfolio, the Board considered information provided to the Board by Frontier, including Frontier’s Form ADV. The Board considered Frontier’s current level of staffing and its overall resources, as well as its compensation program. The Board reviewed Frontier’s history and investment experience, as well as information regarding the qualifications, background and responsibilities of Frontier’s investment and compliance personnel who would be providing services to the Portfolio. The Board also considered, among other things, Frontier’s compliance program and its disciplinary history. The Board noted Frontier’s regulatory history, including whether it was currently involved in any regulatory actions or investigations as well as material litigation, and any settlements and ameliatory actions undertaken, as appropriate. The Board also noted that the Trust’s Chief Compliance Officer and his staff would be conducting regular, periodic compliance reviews with Frontier and present reports to the Independent Trustees regarding the same, which would include evaluating the regulatory compliance system of Frontier and procedures reasonably designed by Frontier to assure compliance with the federal securities laws, including issues related to late trading and market timing, best execution, fair value pricing, and proxy voting procedures, among others. The Board also took into account the financial condition of Frontier.

The Board considered Frontier’s investment process and philosophy. The Board took into account that Frontier’s responsibilities would include the development and maintenance of an investment program for the Portfolio which would be consistent with the Portfolio’s investment objectives, the selection of investment securities and the placement of orders for the purchase and sale of such securities, as well as the implementation of compliance controls related to performance of these services. The Board also reviewed Frontier’s brokerage policies and practices, including with respect to best execution and soft dollars. The Board also took into consideration that MetLife Advisers was recommending that, subject to shareholder approval, another portfolio in the MetLife Funds complex be merged into the Portfolio on or about April 29, 2013 and that Frontier manage the combined Portfolio.

Based on its consideration and review of the foregoing information, the Board concluded that the nature, extent and quality of services to be provided by Frontier were satisfactory and that there was a reasonable basis on which to conclude that Frontier would provide a high quality of investment services to the Portfolio.

Performance. The Board considered the performance of the Portfolio as described in the quarterly reports prepared by management. The Board noted that MetLife Advisers reviews with the Board on a quarterly basis detailed information about the Portfolio’s performance results, portfolio composition and investment strategies. The Board also considered information comparing the

MSF-25

Metropolitan Series Fund

Frontier Mid Cap Growth Portfolio

Board of Trustees’ Consideration of the Subadvisory Agreement—(Continued)

performance of the Portfolio with the Frontier Portfolio. The Board noted that the Portfolio underperformed its benchmark, the Russell Midcap Growth Index, for the three-, five- and ten-year periods ending September 30, 2012. The Board also noted that as of September 30, 2012 the Portfolio had underperformed its benchmark by an annualized -2.03% since the Portfolio’s inception in October 2002. The Board also considered the performance of the Frontier Portfolio. Among other data relating specifically to the Frontier Portfolio, the Board noted that the Frontier Portfolio had outperformed the Portfolio for the one-, three-, and ten-year periods ended September 30, 2012. The Board also noted that the Frontier Portfolio had outperformed its benchmark, the Russell Midcap Growth Index, for the five- and ten-year periods ended September 30, 2012. The Trustees took into account that the portfolio managers who managed the Frontier Portfolio were expected to manage the Portfolio. In addition, the Trustees took into consideration the differences in principal investment strategies between the Portfolio and the Frontier Portfolio. Based on its review, the Board concluded that the replacement of BlackRock Advisers, LLC (“BlackRock”), the current subadviser to the Portfolio, by Frontier was appropriate given the comparative performance records of the Portfolio and Frontier Portfolio.

Fees and expenses. The Board considered the subadvisory fee payable under the New Subadvisory Agreement. The Board noted that the rate of compensation in the New Subadvisory Agreement’s fee schedule is lower at current asset levels than the rate of compensation MetLife Advisory pays to BlackRock for managing the Portfolio under the investment subadvisory agreement between MetLife Advisers and BlackRock (the “Previous Subadvisory Agreement”). The Board also noted that the proposed subadvisory fee for the Portfolio would be paid by MetLife Advisers, not the Portfolio, out of the management fee. It was further noted that MetLife Advisers negotiated such fees at arm’s length.

Profitability. In considering the anticipated profitability to Frontier and its affiliates of their relationships with the Portfolio, the Board took into account that the rate of compensation provided in the New Subadvisory Agreement’s fee schedule at current asset levels is lower than the rate of compensation in the Previous Subadvisory Agreement’s fee schedule. The Board noted that the proposed subadvisory fee under the New Subadvisory Agreement would be paid by MetLife Advisers, not the Portfolio, out of the management fee that it would receive under the management agreement with the Trust. The Board also relied on the ability of MetLife Advisers to negotiate the New Subadvisory Agreement and the fee thereunder at arm’s length.

Economies of scale. The Board also considered the effect of the Portfolio’s growth in size on its performance and fees. The Board noted that the Portfolio’s management fee and proposed subadvisory fee each contained breakpoints that would reduce the fee rate on assets above certain specified asset levels. The Board considered the fact that the Portfolio’s fee levels decline as portfolio assets increase. The Board noted that if the Portfolio’s assets increase over time, the Portfolio may realize economies of scale if assets increase proportionally more than certain other fixed expenses. The Board concluded that the management fee structure for the Portfolio, including breakpoints, was reasonable.

Other factors. The Board considered other benefits that may be realized by Frontier and its affiliates from their relationship with the Trust, including the opportunity to provide advisory services to additional portfolios of the Trust and reputational benefits. The Board concluded that the benefits that may accrue to Frontier and its affiliates by virtue of Frontier’s relationship to the Portfolio were fair and reasonable in light of the anticipated costs of providing investment advisory services to the Portfolio and the anticipated commitment of Frontier to the Portfolio.

The Board also took into account the expected transaction costs to the Portfolio of the change in subadviser and concluded that the potential benefits from changing subadvisers outweighed those costs. The Board also took into consideration that MetLife Advisers had agreed to waive a portion of its management fee beginning on January 7, 2013 through April 2014.

The Board considered any possible conflicts of interest in the form of material benefits or detriments to the Trust resulting from the nature of the Trust’s and Frontier’s affiliations. Here, the Board considered possible conflicts of interest that may arise between the Trust and Frontier in connection with the services to be provided to the Trust and the various relationships that Frontier and its affiliates may have with the Trust. The Board considered the procedures for monitoring and managing such potential conflicts.

Conclusion. In considering the approval of the New Subadvisory Agreement, the Board, including the Independent Trustees, did not identify any single factor as controlling, and each Trustee may have attributed different weights to various factors. Based on all of the above-mentioned considerations, and the recommendations of management, the Board, including a majority of the Independent Trustees, determined that approval of the New Subadvisory Agreement was in the best interests of the Portfolio. After full consideration of these and other factors, the Board, including a majority of the Independent Trustees, with the assistance of independent legal counsel, approved the New Subadvisory Agreement with respect to the Portfolio.

MSF-26

Metropolitan Series Fund

Jennison Growth Portfolio

Managed by Jennison Associates LLC

Portfolio Manager Commentary*

PERFORMANCE

For the one year period ended December 31, 2013, the Class A, B, and E shares of the Jennison Growth Portfolio returned 37.00%, 36.73%, and 36.90%, respectively. The Portfolio’s benchmark, the Russell 1000 Growth Index1, returned 33.48%.

MARKET ENVIRONMENT / CONDITIONS

The U.S. equity market advanced strongly in the 12 months ended December 31, 2013, reflecting a more optimistic economic outlook. Housing and employment indicators improved, consumer confidence rose, and strength in corporate profits continued. Conditions in Europe appeared to stabilize, relieving earlier worries of sustained deterioration. In China, economic growth slowed but to levels sufficiently expansionary to give investors conviction that global gross domestic product, although moderating, remained solid. Concerns that the Federal Reserve would begin scaling back its quantitative easing program took a toll in early summer. However, the market soon refocused on individual company fundamentals and showed renewed appreciation for companies with strong growth.

PORTFOLIO REVIEW / PERIOD END POSITIONING

Consumer Discretionary positions, which hold a major weight in the Portfolio, were strong contributors to return as both an overweight and stock selection were beneficial. Amazon.com accelerated its business investment to drive robust longer-term growth not only in its core retail business but through the proliferation of digital commerce via the mobile market, all of which was rewarded with substantial revenue growth. Gross bookings growth increased at online travel company Priceline.com, which we believe is poised to benefit from the long-term shift to online travel spending.

Health Care holdings, in particular biopharmaceutical companies, were strong contributors to return. The Food and Drug Administration (“FDA”) approved Biogen Idec’s Tecfidera for multiple sclerosis. We believe the drug’s ease of use could support broad adoption and potential market leadership. Tecfidera may also eventually treat other neurodegenerative diseases such as ALS and Parkinson’s. The FDA also approved Gilead Sciences’ Sovaldi for the treatment of hepatitis C. Many patients infected with the liver virus now will be treated with pills only, obviating injections of interferon, which often has debilitating side effects. Sovaldi could also shorten treatment duration, and trial data indicate that it is significantly more effective than current regimens. Gilead’s oncology pipeline also looks promising.

Stock selection was beneficial in Information Technology. MasterCard’s revenue and earnings were driven by strong growth in global dollar volume and processed transactions. We expect MasterCard to continue to benefit from the long-term shift from cash to electronic credit/debit transactions. Google performed well, reflecting its competitive position, strong advertising revenue, and YouTube monetization opportunities. LinkedIn’s revenue and earnings exceeded consensus expectations significantly. The company is a leading global online professional network that provides what we consider unique access to a scale database of active and passive job candidates. Facebook’s ad revenue advanced strongly, driven by gains in mobile. We view Facebook as the world’s preeminent Internet-based social network with a dominance we believe no rival can easily match and a network effect that creates formidable barriers to entry.

Technology holdings that detracted from performance included Rackspace Hosting, due to business execution issues and concerns about the commoditization of its business, and Teradata, which saw a marked weakness in its Asia Pacific business. We eliminated the Portfolio’s positions in Rackspace and Teradata.

In Industrials, Boeing reported strong earning per share, revenue, cash flow, and margins. Of particular note, the profitability of the company’s 787 Dreamliner improved, driven by an accelerated production rate.

Portfolio holdings in Energy and Materials posted solid double-digit gains but lagged the returns of the benchmark sectors.

MSF-1

Metropolitan Series Fund

Jennison Growth Portfolio

Managed by Jennison Associates LLC

Portfolio Manager Commentary*—(Continued)

The Portfolio is built from the bottom up, with stocks selected one at a time, based on the fundamentals of individual companies. Sector weights were largely stable over the past year; exposure to Consumer Discretionary increased, while exposure to Information Technology decreased. Relative to the Russell 1000 Growth Index, the Portfolio was overweight Consumer Discretionary and Health Care, and underweight Consumer Staples and Industrials as of December 31, 2013.

Kathleen A. McCarragher

Spiros “Sig” Segalas

Michael A. Del Balso

Portfolio Managers

Jennison Associates LLC

* This commentary may include statements that constitute “forward-looking statements” under the U.S. securities laws. Forward-looking statements include, among other things, projections, estimates, and information about possible or future results related to the Portfolio, market or regulatory developments. The views expressed above are not guarantees of future performance or economic results and involve certain risks, uncertainties and assumptions that could cause actual outcomes and results to differ materially from the views expressed herein. The views expressed above are subject to change at any time based upon economic, market, or other conditions and the subadvisory firm undertakes no obligation to update the views expressed herein. Any discussions of specific securities should not be considered a recommendation to buy or sell those securities. The views expressed above (including any forward-looking statement) may not be relied upon as investment advice or as an indication of the Portfolio’s trading intent. Information about the Portfolio’s holdings, asset allocation or country diversification is historical and is not an indication of future Portfolio composition, which may vary. Direct investment in any index is not possible. The performance of any index mentioned in this commentary has not been adjusted for ongoing management, distribution and operating expenses, and sales charges applicable to mutual fund investments. In addition, the returns do not reflect additional fees charged by separate accounts or variable insurance contracts that an investor in the Portfolio may pay. If these additional fees were reflected, performance would have been lower.

MSF-2

Metropolitan Series Fund

Jennison Growth Portfolio

A $10,000 INVESTMENT COMPARED TO THE RUSSELL 1000 GROWTH INDEX

AVERAGE ANNUAL RETURNS (%) (FOR THE YEAR ENDED DECEMBER 31, 2013)

	1 Year	5 Year	10 Year	Since Inception[2]
Jennison Growth Portfolio
Class A	37.00	20.03	8.50	—
Class B	36.73	19.73	8.23	—
Class E	36.90	19.86	—	9.42
Russell 1000 Growth Index	33.48	20.39	7.83	—

1 The Russell 1000 Growth Index is an unmanaged measure of performance of the largest capitalized U.S. companies, within the Russell 1000 companies, that have higher price-to-book ratios and forecasted growth values.

2 Inception dates of the Class A, Class B, and Class E shares are 5/1/02, 5/1/02, and 4/27/05, respectively.

Portfolio performance is calculated including reinvestment of all income and capital gain distributions. Performance numbers are net of all Portfolio expenses but do not include any insurance, sales, separate account or administrative charges of variable annuity or life insurance contracts or any additional expenses that participants may bear relating to the operations of their plans. If these charges were included, the returns would be lower. The performance of any index referenced above has not been adjusted for ongoing management, distribution and operating expenses, and sales charges applicable to mutual fund investments. Direct investment in any index is not possible. The performance of Class A shares, as set forth in the line graph above, will differ from that of other classes because of the difference in expenses paid by policyholders investing in the different share classes.

This information represents past performance and is not indicative of future results. Investment return and principal value may fluctuate so that shares, upon redemption, may be worth more or less than the original cost.

PORTFOLIO COMPOSITION AS OF DECEMBER 31, 2013

Top Holdings

% of Net Assets
Apple, Inc.	4.7
Google, Inc.—Class A	4.3
MasterCard, Inc.—Class A	4.2
Amazon.com, Inc.	3.7
priceline.com, Inc.	2.8
Monsanto Co.	2.4
Visa, Inc.—Class A	2.4
Biogen Idec, Inc.	2.4
TJX Cos., Inc.	2.4
NIKE, Inc.—Class B	2.0

Top Sectors

% of Market Value of Total Long-Term Investments
Information Technology	29.6
Consumer Discretionary	26.0
Health Care	17.5
Industrials	9.0
Consumer Staples	7.4
Financials	4.1
Energy	4.0
Materials	2.4

MSF-3

Metropolitan Series Fund

Jennison Growth Portfolio

Understanding Your Portfolio’s Expenses

Shareholder Expense Example

As a shareholder of the Portfolio, you incur ongoing costs, including management fees; distribution and service (12b-1) fees; and other Portfolio expenses. This example is intended to help you understand your ongoing costs (in dollars) (referred to as “expenses”) of investing in the Portfolio and compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period, July 1, 2013 through December 31, 2013.

Actual Expenses

The first line for each share class of the Portfolio in the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested in the particular share class of the Portfolio, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line for each share class of the Portfolio in the table below provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any fees or charges of your variable insurance product or any additional expenses that participants in certain eligible qualified plans may bear relating to the operations of their plan. Therefore, the second line for each share class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these other costs were included, your costs would have been higher.

Jennison Growth Portfolio		Annualized Expense Ratio	Beginning Account Value July 1, 2013	Ending Account Value December 31, 2013	Expenses Paid During Period** July 1, 2013 to December 31, 2013
Class A(a)	Actual	0.54%	$1,000.00	$1,255.60	$3.07
	Hypothetical*	0.54%	$1,000.00	$1,022.48	$2.75

Class B(a)	Actual	0.79%	$1,000.00	$1,254.80	$4.49
	Hypothetical*	0.79%	$1,000.00	$1,021.22	$4.02

Class E(a)	Actual	0.69%	$1,000.00	$1,255.00	$3.92
	Hypothetical*	0.69%	$1,000.00	$1,021.73	$3.52

* Hypothetical assumes a rate of return of 5% per year before expenses.

** Expenses paid are equal to the Portfolio’s annualized expense ratio for the most recent six month period, as shown above, multiplied by the average account value over the period, multiplied by the number of days (184 days) in the most recent fiscal half-year, divided by 365 (to reflect the one-half year period).

(a) The annualized expense ratio shown reflects the impact of the management fee waiver as described in Note 6 of the Notes to Financial Statements.

MSF-4

Metropolitan Series Fund

Jennison Growth Portfolio

Schedule of Investments as of December 31, 2013

Common Stocks—99.9% of Net Assets

Security Description	Shares	Value

Aerospace & Defense—6.1%
Boeing Co. (The)	471,873	$64,405,946
Precision Castparts Corp.	252,052	67,877,603
Rolls-Royce Holdings plc (a)	993,364	21,039,004
United Technologies Corp.	442,876	50,399,289

		203,721,842

Automobiles—0.7%
Tesla Motors, Inc. (a) (b)	156,935	23,599,885

Beverages—0.8%
Diageo plc	815,026	26,921,314

Biotechnology—8.3%
Alexion Pharmaceuticals, Inc. (a)	425,248	56,583,499
Biogen Idec, Inc. (a)	282,099	78,917,195
Celgene Corp. (a)	195,968	33,110,753
Gilead Sciences, Inc. (a)	773,390	58,120,259
Vertex Pharmaceuticals, Inc. (a)	640,361	47,578,822

		274,310,528

Capital Markets—3.2%
Goldman Sachs Group, Inc. (The)	336,537	59,654,549
Morgan Stanley	1,456,539	45,677,063

		105,331,612

Chemicals—2.4%
Monsanto Co.	685,936	79,945,841

Computers & Peripherals—4.7%
Apple, Inc.	279,151	156,634,418

Energy Equipment & Services—1.8%
FMC Technologies, Inc. (a)	317,482	16,575,735
Schlumberger, Ltd.	471,895	42,522,459

		59,098,194

Food & Staples Retailing—3.5%
Costco Wholesale Corp.	522,462	62,178,203
Sprouts Farmers Market, Inc. (a) (b)	188,942	7,261,041
Whole Foods Market, Inc.	833,459	48,198,934

		117,638,178

Food Products—1.5%
Mondelez International, Inc. - Class A	1,453,100	51,294,430

Health Care Equipment & Supplies—1.3%
Abbott Laboratories	1,130,342	43,326,009

Health Care Providers & Services—1.0%
Express Scripts Holding Co. (a)	476,902	33,497,596

Hotels, Restaurants & Leisure—3.4%
Chipotle Mexican Grill, Inc. (a)	64,502	34,365,376
Dunkin’ Brands Group, Inc. (b)	817,401	39,398,728

Hotels, Restaurants & Leisure—(Continued)
Starbucks Corp.	487,270	$38,197,095

		111,961,199

Internet & Catalog Retail—8.1%
Amazon.com, Inc. (a)	307,700	122,707,683
Netflix, Inc. (a) (b)	101,317	37,301,880
priceline.com, Inc. (a)	78,896	91,708,710
TripAdvisor, Inc. (a)	196,320	16,261,186

		267,979,459

Internet Software & Services—9.6%
eBay, Inc. (a)	526,471	28,897,993
Facebook, Inc. - Class A (a)	1,212,215	66,259,672
Google, Inc. - Class A (a)	127,604	143,007,079
LinkedIn Corp. - Class A (a)	275,074	59,644,295
Twitter, Inc. (a) (b)	264,030	16,805,509
Youku Tudou, Inc. (ADR) (a)	121,995	3,696,449

		318,310,997

IT Services—6.6%
MasterCard, Inc. - Class A	165,725	138,456,608
Visa, Inc. - Class A	357,195	79,540,183

		217,996,791

Life Sciences Tools & Services—0.0%
Illumina, Inc. (a) (b)	8,900	984,518

Media—3.7%
Discovery Communications, Inc. - Class A (a)	536,970	48,552,827
Twenty-First Century Fox, Inc. - Class A	491,232	17,281,542
Walt Disney Co. (The)	741,283	56,634,021

		122,468,390

Oil, Gas & Consumable Fuels—2.2%
Concho Resources, Inc. (a)	319,609	34,517,772
EOG Resources, Inc.	237,965	39,940,046

		74,457,818

Personal Products—1.5%
Estee Lauder Cos., Inc. (The) - Class A	645,822	48,643,313

Pharmaceuticals—6.8%
Allergan, Inc.	551,832	61,297,498
Bristol-Myers Squibb Co.	1,176,884	62,551,385
Merck & Co., Inc.	303,192	15,174,760
Novo Nordisk A/S (ADR)	292,247	53,995,556
Perrigo Co. plc	224,064	34,384,861

		227,404,060

Real Estate Investment Trusts—1.0%
American Tower Corp.	404,486	32,286,072

Road & Rail—2.9%
Canadian Pacific Railway, Ltd.	263,162	39,821,674

See accompanying notes to financial statements.

MSF-5

Metropolitan Series Fund

Jennison Growth Portfolio

Schedule of Investments as of December 31, 2013

Common Stocks—(Continued)

Security Description	Shares	Value

Road & Rail—(Continued)
Kansas City Southern	131,768	$16,316,831
Union Pacific Corp.	240,654	40,429,872

		96,568,377

Semiconductors & Semiconductor Equipment—0.9%
ARM Holdings plc (ADR) (b)	577,512	31,613,007

Software—7.8%
Adobe Systems, Inc. (a)	558,137	33,421,243
FireEye, Inc. (a) (b)	161,733	7,053,176
Red Hat, Inc. (a)	831,915	46,620,517
Salesforce.com, Inc. (a)	1,017,069	56,132,038
Splunk, Inc. (a)	529,440	36,356,645
Tableau Software, Inc. - Class A (a)	97,412	6,714,609
VMware, Inc. - Class A (a) (b)	488,927	43,861,641
Workday, Inc. - Class A (a) (b)	331,485	27,566,293

		257,726,162

Specialty Retail—4.4%
Inditex S.A.	406,989	67,344,469
TJX Cos., Inc.	1,226,596	78,170,963

		145,515,432

Textiles, Apparel & Luxury Goods—5.7%
Michael Kors Holdings, Ltd. (a)	361,217	29,327,208
NIKE, Inc. - Class B	864,825	68,009,838
Ralph Lauren Corp.	171,580	30,295,881
Swatch Group AG (The)	49,702	32,979,177
Under Armour, Inc. - Class A (a) (b)	347,657	30,350,456

		190,962,560

Total Common Stocks (Cost $2,224,850,885)		3,320,198,002

Short-Term Investment—4.1%
Security Description	Shares	Value

Mutual Fund—4.1%
State Street Navigator Securities Lending MET Portfolio (c)	135,384,739	$135,384,739

Total Short-Term Investment (Cost $135,384,739)		135,384,739

Total Investments—104.0% (Cost $2,360,235,624) (d)		3,455,582,741
Other assets and liabilities (net)—(4.0)%		(134,399,302)

Net Assets—100.0%		$3,321,183,439

(a)	Non-income producing security.
(b)	All or a portion of the security was held on loan. As of December 31, 2013, the market value of securities loaned was $133,373,186 and the collateral received consisted of cash in the amount of $135,384,739. The cash collateral is invested in a money market fund managed by an affiliate of the custodian.
(c)	Represents investment of cash collateral received from securities lending transactions.
(d)	As of December 31, 2013, the aggregate cost of investments for federal income tax purposes was $2,361,389,419. The aggregate unrealized appreciation and depreciation of investments were $1,097,709,780 and $(3,516,458), respectively, resulting in net unrealized appreciation of $1,094,193,322 for federal income tax purposes.
(ADR)—	An American Depositary Receipt is a certificate issued by a custodian bank representing the right to receive securities of the foreign issuer described. Trading on exchanges not located in the United States or Canada significantly influences the value of ADRs.

See accompanying notes to financial statements.

MSF-6

Metropolitan Series Fund

Jennison Growth Portfolio

Schedule of Investments as of December 31, 2013

Fair Value Hierarchy

Accounting principles generally accepted in the United States of America (“GAAP”) define fair market value as the price that the Portfolio would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. It establishes a fair value hierarchy that prioritizes inputs to valuation methods and requires disclosure of the fair value hierarchy that segregates fair value measurements into three levels. Levels 1, 2 and 3 of the fair value hierarchy are defined as follows:

Level 1 - unadjusted quoted prices in active markets for identical investments

Level 2 - other significant observable inputs (including, but not limited to, unadjusted quoted prices for similar investments in markets that are either active or inactive; inputs other than quoted prices that are observable such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks, default rates, etc.)

Level 3 - significant unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are unavailable (including the Portfolio’s own assumptions in determining the fair value of investments)

The inputs or methodologies used for valuing investments are not necessarily an indication of the risk associated with investing in them. Changes to the inputs or methodologies used may result in transfers between levels, which will be recognized as of the beginning of the reporting period. Information on transfers between Level 1 and Level 2, if any, will be disclosed following the fair value hierarchy table below. A reconciliation of Level 3 securities, if any, will also be disclosed following the fair value hierarchy table. For more information about the Portfolio’s policy regarding the valuation of investments, please refer to the Notes to Financial Statements.

The following table summarizes the fair value hierarchy of the Portfolio’s investments as of December 31, 2013:

Description	Level 1	Level 2	Level 3	Total
Common Stocks
Aerospace & Defense	$182,682,838	$21,039,004	$—	$203,721,842
Automobiles	23,599,885	—	—	23,599,885
Beverages	—	26,921,314	—	26,921,314
Biotechnology	274,310,528	—	—	274,310,528
Capital Markets	105,331,612	—	—	105,331,612
Chemicals	79,945,841	—	—	79,945,841
Computers & Peripherals	156,634,418	—	—	156,634,418
Energy Equipment & Services	59,098,194	—	—	59,098,194
Food & Staples Retailing	117,638,178	—	—	117,638,178
Food Products	51,294,430	—	—	51,294,430
Health Care Equipment & Supplies	43,326,009	—	—	43,326,009
Health Care Providers & Services	33,497,596	—	—	33,497,596
Hotels, Restaurants & Leisure	111,961,199	—	—	111,961,199
Internet & Catalog Retail	267,979,459	—	—	267,979,459
Internet Software & Services	318,310,997	—	—	318,310,997
IT Services	217,996,791	—	—	217,996,791
Life Sciences Tools & Services	984,518	—	—	984,518
Media	122,468,390	—	—	122,468,390
Oil, Gas & Consumable Fuels	74,457,818	—	—	74,457,818
Personal Products	48,643,313	—	—	48,643,313
Pharmaceuticals	227,404,060	—	—	227,404,060
Real Estate Investment Trusts	32,286,072	—	—	32,286,072
Road & Rail	96,568,377	—	—	96,568,377
Semiconductors & Semiconductor Equipment	31,613,007	—	—	31,613,007
Software	257,726,162	—	—	257,726,162
Specialty Retail	78,170,963	67,344,469	—	145,515,432
Textiles, Apparel & Luxury Goods	157,983,383	32,979,177	—	190,962,560
Total Common Stocks	3,171,914,038	148,283,964	—	3,320,198,002
Total Short-Term Investment*	135,384,739	—	—	135,384,739
Total Investments	$3,307,298,777	$148,283,964	$—	$3,455,582,741

Collateral for Securities Loaned (Liability)	$—	$(135,384,739)	$—	$(135,384,739)

*	See Schedule of Investments for additional detailed categorizations.

See accompanying notes to financial statements.

MSF-7

Metropolitan Series Fund

Jennison Growth Portfolio

Statement of Assets and Liabilities

December 31, 2013

Assets
Investments at value (a) (b)	$3,455,582,741
Cash	347,279
Receivable for:
Investments sold	6,072,875
Fund shares sold	395,197
Dividends	2,209,192
Prepaid expenses	7,866

Total Assets	3,464,615,150
Liabilities
Collateral for securities loaned	135,384,739
Payables for:
Investments purchased	4,405,541
Fund shares redeemed	1,708,644
Accrued expenses:
Management fees	1,426,443
Distribution and service fees	205,385
Deferred trustees’ fees	120,565
Other expenses	180,394

Total Liabilities	143,431,711

Net Assets	$3,321,183,439

Net assets consist of:
Paid in surplus	$2,049,335,359
Undistributed net investment income	5,944,003
Accumulated net realized gain	170,552,836
Unrealized appreciation on investments and foreign currency transactions	1,095,351,241

Net Assets	$3,321,183,439

Net Assets
Class A	$2,332,001,576
Class B	976,688,049
Class E	12,493,814
Capital Shares Outstanding*
Class A	147,375,072
Class B	62,374,656
Class E	793,099
Net Asset Value, Offering Price and Redemption Price Per Share
Class A	$15.82
Class B	15.66
Class E	15.75

*	The Portfolio is authorized to issue an unlimited number of shares.
(a)	Identified cost of investments was $2,360,235,624.
(b)	Includes securities loaned at value of $133,373,186.

Statement of Operations

Year Ended December 31, 2013

Investment Income
Dividends (a)	$23,957,147
Interest	1,106
Securities lending income	265,954

Total investment income	24,224,207
Expenses
Management fees	17,034,652
Administration fees	48,067
Custodian and accounting fees	272,411
Distribution and service fees—Class B	2,217,636
Distribution and service fees—Class E	17,752
Audit and tax services	38,784
Legal	39,767
Trustees’ fees and expenses	40,083
Shareholder reporting	234,728
Insurance	14,183
Miscellaneous	7,741

Total expenses	19,965,804
Less management fee waiver	(2,138,605)
Less broker commission recapture	(134,080)

Net expenses	17,693,119

Net Investment Income	6,531,088

Net Realized and Unrealized Gain
Net realized gain (loss) on:
Investments	242,137,118
Futures contracts	176,024
Foreign currency transactions	(86,407)

Net realized gain	242,226,735

Net change in unrealized appreciation on:
Investments	661,106,093
Foreign currency transactions	4,127

Net change in unrealized appreciation	661,110,220

Net realized and unrealized gain	903,336,955

Net Increase in Net Assets from Operations	$909,868,043

(a)	Net of foreign withholding taxes of $117,869.

See accompanying notes to financial statements.

MSF-8

Metropolitan Series Fund

Jennison Growth Portfolio

Statements of Changes in Net Assets

	Year Ended December 31, 2013	Year Ended December 31, 2012
Increase (Decrease) in Net Assets:
From Operations
Net investment income	$6,531,088	$10,131,635
Net realized gain	242,226,735	89,531,892
Net change in unrealized appreciation	661,110,220	107,460,828

Increase in net assets from operations	909,868,043	207,124,355

From Distributions to Shareholders
Net investment income
Class A	(8,081,431)	(2,536,299)
Class B	(1,843,777)	(73,928)
Class E	(34,556)	(10,456)
Net realized capital gains
Class A	(19,836,239)	(178,693,809)
Class B	(8,889,638)	(85,941,554)
Class E	(126,083)	(1,736,367)

Total distributions	(38,811,724)	(268,992,413)

Increase (decrease) in net assets from capital share transactions	(110,487,570)	1,186,551,020

Total increase in net assets	760,568,749	1,124,682,962

Net Assets
Beginning of period	2,560,614,690	1,435,931,728

End of period	$3,321,183,439	$2,560,614,690

Undistributed Net Investment Income
End of period	$5,944,003	$9,633,454

Other Information:

Capital Shares

Transactions in capital shares were as follows:

	Year Ended December 31, 2013		Year Ended December 31, 2012
	Shares	Value	Shares	Value
Class A
Sales	24,269,288	$331,339,004	34,280,327	$399,435,526
Shares issued through acquisition	0	0	30,745,873	371,717,609
Reinvestments	2,324,536	27,917,670	15,242,229	181,230,108
Redemptions	(28,011,394)	(369,171,740)	(13,640,782)	(172,548,131)

Net increase (decrease)	(1,417,570)	$(9,915,066)	66,627,647	$779,835,112

Class B
Sales	3,132,463	$40,981,221	10,649,213	$127,251,009
Shares issued through acquisition	5,250,311	64,841,343	27,950,699	335,128,887
Reinvestments	901,968	10,733,415	7,295,630	86,015,482
Redemptions	(16,188,001)	(214,267,119)	(12,339,040)	(144,947,691)

Net increase (decrease)	(6,903,259)	$(97,711,140)	33,556,502	$403,447,687

Class E
Sales	44,641	$609,299	168,836	$2,047,396
Shares issued through acquisition	0	0	421,431	5,078,240
Reinvestments	13,431	160,639	147,411	1,746,823
Redemptions	(274,458)	(3,631,302)	(466,195)	(5,604,238)

Net increase (decrease)	(216,386)	$(2,861,364)	271,483	$3,268,221

Increase (decrease) derived from capital shares transactions		$(110,487,570)		$1,186,551,020

See accompanying notes to financial statements.

MSF-9

Metropolitan Series Fund

Jennison Growth Portfolio

Financial Highlights

Selected per share data
	Class A
	Year Ended December 31,
	2013	2012	2011	2010	2009
Net Asset Value, Beginning of Period	$11.73	$12.14	$12.11	$10.91	$7.81

Income (Loss) from Investment Operations
Net investment income (a)	0.04	0.07	0.03	0.04	0.04
Net realized and unrealized gain on investments	4.25	1.88	0.03	1.23	3.08

Total from investment operations	4.29	1.95	0.06	1.27	3.12

Less Distributions
Distributions from net investment income	(0.06)	(0.03)	(0.03)	(0.07)	(0.02)
Distributions from net realized capital gains	(0.14)	(2.33)	0.00	0.00	0.00

Total distributions	(0.20)	(2.36)	(0.03)	(0.07)	(0.02)

Net Asset Value, End of Period	$15.82	$11.73	$12.14	$12.11	$10.91

Total Return (%) (b)	37.00	15.78	0.51	11.63	39.99

Ratios/Supplemental Data
Gross ratio of expenses to average net assets (%)	0.62	0.64	0.64	0.64	0.66
Net ratio of expenses to average net assets (%) (c)	0.55	0.57	0.57	0.59	0.64
Ratio of net investment income to average net assets (%)	0.31	0.58	0.22	0.35	0.44
Portfolio turnover rate (%)	36	41	47	66	58
Net assets, end of period (in millions)	$2,332.0	$1,744.7	$997.2	$1,852.8	$1,621.0

	Class B
	Year Ended December 31,
	2013	2012		2011	2010	2009
Net Asset Value, Beginning of Period	$11.61	$12.03		$12.01	$10.83	$7.76

Income (Loss) from Investment Operations
Net investment income (a)	0.01	0.03		0.00 (d)	0.01	0.02
Net realized and unrealized gain on investments	4.21	1.88		0.03	1.21	3.05

Total from investment operations	4.22	1.91		0.03	1.22	3.07

Less Distributions
Distributions from net investment income	(0.03)	(0.00	)(e)	(0.01)	(0.04)	0.00
Distributions from net realized capital gains	(0.14)	(2.33)		0.00	0.00	0.00

Total distributions	(0.17)	(2.33)		(0.01)	(0.04)	0.00

Net Asset Value, End of Period	$15.66	$11.61		$12.03	$12.01	$10.83

Total Return (%) (b)	36.73	15.56		0.22	11.31	39.56

Ratios/Supplemental Data
Gross ratio of expenses to average net assets (%)	0.87	0.89		0.89	0.89	0.91
Net ratio of expenses to average net assets (%) (c)	0.80	0.82		0.82	0.84	0.89
Ratio of net investment income to average net assets (%)	0.06	0.30		0.02	0.10	0.20
Portfolio turnover rate (%)	36	41		47	66	58
Net assets, end of period (in millions)	$976.7	$804.2		$429.9	$425.0	$351.5

Please see following page for Financial Highlights footnote legend.

See accompanying notes to financial statements.

MSF-10

Metropolitan Series Fund

Jennison Growth Portfolio

Financial Highlights

Selected per share data
	Class E
	Year Ended December 31,
	2013	2012	2011	2010	2009
Net Asset Value, Beginning of Period	$11.67	$12.09	$12.07	$10.88	$7.78

Income (Loss) from Investment Operations
Net investment income (a)	0.02	0.04	0.01	0.02	0.03
Net realized and unrealized gain on investments	4.24	1.88	0.03	1.22	3.07

Total from investment operations	4.26	1.92	0.04	1.24	3.10

Less Distributions
Distributions from net investment income	(0.04)	(0.01)	(0.02)	(0.05)	(0.00	)(e)
Distributions from net realized capital gains	(0.14)	(2.33)	0.00	0.00	0.00

Total distributions	(0.18)	(2.34)	(0.02)	(0.05)	(0.00)

Net Asset Value, End of Period	$15.75	$11.67	$12.09	$12.07	$10.88

Total Return (%) (b)	36.90	15.58	0.31	11.44	39.88

Ratios/Supplemental Data
Gross ratio of expenses to average net assets (%)	0.77	0.79	0.79	0.79	0.81
Net ratio of expenses to average net assets (%) (c)	0.70	0.72	0.72	0.74	0.79
Ratio of net investment income to average net assets (%)	0.16	0.38	0.12	0.21	0.30
Portfolio turnover rate (%)	36	41	47	66	58
Net assets, end of period (in millions)	$12.5	$11.8	$8.9	$10.2	$9.5

(a)	Per share amounts based on average shares outstanding during the period.
(b)	Total return does not reflect any insurance, sales, separate account or administrative charges of variable annuity or life insurance contracts or any additional expenses that contract owners may bear under their variable contracts. If these charges were included, the returns would be lower.
(c)	Net ratio of expenses to average net assets includes the effect of management fee waivers as detailed in Note 6 of the Notes to Financial Statements.
(d)	Net investment income (loss) was less than $0.01.
(e)	Distributions from net investment income were less than $0.01.

See accompanying notes to financial statements.

MSF-11

Metropolitan Series Fund

Jennison Growth Portfolio

Notes to Financial Statements—December 31, 2013

1. Organization

Metropolitan Series Fund (the “Trust”) is organized as a Delaware statutory trust and registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. The Trust is currently comprised of thirty series, each of which operates as a distinct investment vehicle of the Trust. The portfolio included in this report is Jennison Growth Portfolio (the “Portfolio”), which is diversified. Shares in the Portfolio are not offered directly to the general public and are currently available only to separate accounts established by Metropolitan Life Insurance Company (“MetLife”) and other affiliated life insurance companies.

The Portfolio has registered and offers three classes of shares: Class A, B, and E shares. Shares of each Class of the Portfolio represent an equal pro rata interest in the Portfolio and generally give the shareholder the same voting, dividend, liquidation, and other rights. Investment income, realized and unrealized capital gains and losses, the common expenses of the Portfolio, and certain Portfolio-level expense reductions, if any, are allocated on a pro rata basis to each Class based on the relative net assets of each Class to the net assets of the Portfolio. Each Class of shares differs in its respective distribution plan and such distribution expenses are allocated to that Class.

2. Significant Accounting Policies

The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America (“GAAP”) requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities as of the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates. In the preparation of these financial statements, management has evaluated events and transactions subsequent to December 31, 2013 through the date the financial statements were issued.

The following is a summary of significant accounting policies consistently followed by the Portfolio in the preparation of its financial statements.

Investment Valuation and Fair Value Measurements - Debt securities (other than short term obligations with a remaining maturity of sixty days or less), including corporate, convertible and municipal bonds and notes; obligations of the U.S. treasury and U.S. government agencies; sovereign issues; floating rate loans; and non-U.S. bonds, are generally valued on the basis of evaluated or composite bid quotations obtained from independent pricing services and/or brokers and dealers selected by MetLife Advisers, LLC (“MetLife Advisers” or the “Adviser”), an affiliate of MetLife, Inc., pursuant to authorization of the Board of Trustees of the Trust (the “Board” or “Trustees”). Such quotations utilize matrix pricing, which considers observable inputs including, among other things, issuer details, maturity dates, interest rates, yield curves, rates of prepayment, credit risks/spreads, default rates, reported trades, broker dealer quotes and quoted prices for similar securities. Securities that use similar valuation techniques and inputs as described above are generally categorized as Level 2 within the fair value hierarchy.

Mortgage and asset-backed securities are usually issued as separate tranches, or classes, of securities within each deal. These securities are also generally valued on the basis of evaluated or composite bid quotations obtained from independent pricing services and/or brokers and dealers selected by the Adviser pursuant to authorization of the Board. The pricing models for these securities usually consider tranche-level attributes, estimated cash flows and market-based yield spreads for each tranche and current market data, and incorporate deal collateral performance, as available. Mortgage and asset-backed securities that use similar valuation techniques and inputs as described above are generally categorized as Level 2 within the fair value hierarchy.

Short term obligations with a remaining maturity of sixty days or less are generally valued at amortized cost, which approximates fair market value, and are generally categorized as Level 2 within the fair value hierarchy.

Domestic and foreign equity securities, such as common stock, exchange-traded funds, rights, warrants, and preferred stock, that are traded on a securities exchange, are generally valued at their last sale price on the exchange or market in which they are principally traded on the valuation date, or, if no sales occurred on that day, at the last reported bid price. Equity securities traded over-the-counter are generally valued at the last reported sale price. Valuation adjustments may be applied to certain foreign equity securities that are traded solely on foreign exchanges that close before the close of the U.S. market to account for the market movement between the close of the foreign exchanges and the close of the U.S. market. The Portfolio may use a systematic fair valuation model provided by an independent third party to value securities principally traded in these foreign markets in order to adjust for possible stale pricing that may occur between the close of the foreign exchanges and the time of the Portfolio valuation. Foreign equity securities using these valuation adjustments are generally categorized as Level 2 within the fair value hierarchy. Equity securities that are actively traded, and have no valuation adjustments applied, are categorized as Level 1 within the fair value hierarchy. Other equity securities traded on inactive markets, or valued in reference to similar instruments traded on active markets, are generally categorized as Level 2 within the fair value hierarchy.

MSF-12

Metropolitan Series Fund

Jennison Growth Portfolio

Notes to Financial Statements—December 31, 2013—(Continued)

Investments in registered open-end management investment companies are valued at reported net asset value per share on the valuation date and are categorized as Level 1 within the fair value hierarchy.

Forward foreign currency exchange contracts are valued through an independent pricing service based on the mean between closing bid and ask prices of the forward currency rates in the London foreign exchange markets on a daily basis as provided by a reliable bank or dealer. These contracts are generally categorized as Level 2 within the fair value hierarchy.

Options, whether on securities, indices, futures contracts, or otherwise, traded on exchanges are valued at the last sale price available as of the close of business on the valuation date or, if there is no such price available, at the mean between the last reported bid and ask prices. These types of options are categorized as Level 1 within the fair value hierarchy. Futures contracts, which are traded on commodity exchanges, are valued at their closing prices as of the close of such exchanges and are categorized as Level 1 within the fair value hierarchy.

Options and futures contracts that are traded over-the-counter are generally valued on the basis of quotations provided by broker-dealers or prices provided by pricing service providers who use a series of techniques, including simulation pricing models, to determine the value of the contracts. The pricing models use inputs that are observed from actively quoted markets such as issuer details, indices, spreads, interest rates, yield curves, credit curves, measures of volatility and exchange rates. These contracts are generally categorized as Level 2 within the fair value hierarchy.

If no current market value quotation or other observable inputs are readily available or market value quotations are deemed to be unreliable for a security, the fair value of the security will be determined in accordance with procedures approved by and under the general supervision of the Board. In such a circumstance, the Board has delegated the determination of the fair value of a security to a Valuation Committee (“Committee”) of MetLife Advisers. The Committee provides general pricing oversight and fair value pricing determinations related to portfolio securities and meets on a regular basis to review reports relating to the valuation of the securities in the Portfolio. The Board has delegated to State Street Bank and Trust Company, the Trust’s custodian (“custodian”), the responsibility for calculating the net asset values (“NAVs”) of the Trust’s Portfolios. The Committee is responsible for overseeing the calculation of the NAVs of the Portfolios by the custodian. The Committee also periodically reviews pricing vendors, including the vendor providing fair value pricing for the Portfolio’s foreign securities, and is responsible for overseeing the correction of pricing errors and addressing other pricing issues that arise in the ordinary course of business, such as making real-time fair value determinations, as necessary.

No single standard for determining the fair value of a security can be set forth because fair value depends upon the facts and circumstances with respect to each security. Information relating to any relevant factors may be obtained by the Committee from any appropriate source, including the subadviser of the Portfolio, the custodian, a pricing service, market maker and/or broker for such security or the issuer. Appropriate methodologies for determining fair value under particular circumstances may include: matrix pricing, comparisons of securities with comparable characteristics, value based on multiples of earnings, discount from market price of similar marketable securities or a combination of these and other methods. The Committee maintains a detailed report tracking each fair-valued security that compares the fair value price to the next available trade, vendor or broker price, and provides information on how close the fair value price was to the next quoted price. The Committee reviews a summary of such report monthly. On a quarterly basis, the Board is provided with the following for consideration and ratification or adjustment: (1) a memorandum summarizing the actions taken by the Committee in the prior quarter; and (2) a list of the Portfolio’s securities as of the most recent quarter-end for which market quotations were not readily available.

Investment Transactions and Related Investment Income - Portfolio security transactions are recorded on the trade date. Dividend income is recorded on the ex-dividend date or, for certain foreign securities, when notified. Interest income, which includes amortization of premium and accretion of discount on debt securities, is recorded on the accrual basis. Realized gains and losses on investments are determined on the identified cost basis, which is the same basis used for federal income tax purposes. Foreign income and foreign capital gains on some foreign securities may be subject to foreign taxes, which are accrued as applicable. These foreign taxes have been provided for in accordance with the Portfolio’s understanding of the applicable countries’ tax rules and rates.

Foreign Currency Translation - The books and records of the Portfolio are maintained in U.S. dollars. The values of securities, currencies, and other assets and liabilities denominated in currencies other than the U.S. dollar are translated into U.S. dollars based upon foreign exchange rates prevailing at the end of the period. Purchases and sales of investment securities, income, and expenses are translated on the respective dates of such transactions. Because the values of investment securities are translated at the foreign exchange rates prevailing at the end of the period, that portion of the results of operations arising from changes in exchange rates and that portion of the results of operations reflecting fluctuations arising from changes in market prices of the investment securities are not separated. Such fluctuations are included in the net realized and unrealized gain or loss on investments.

Net realized foreign exchange gains or losses arise from activity in forward foreign currency exchange contracts, sales of foreign currency, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest, and foreign withholding taxes recorded by the Portfolio and the U.S. dollar equivalent of

MSF-13

Metropolitan Series Fund

Jennison Growth Portfolio

Notes to Financial Statements—December 31, 2013—(Continued)

the amounts actually received or paid by the Portfolio. Net unrealized foreign exchange gains and losses arise from changes in the value of assets and liabilities, other than investment securities, resulting from changes in foreign exchange rates.

Income Taxes - It is the Portfolio’s policy to comply with the requirements of the Internal Revenue Code of 1986, as amended, and regulations thereunder, applicable to regulated investment companies and to distribute, with respect to each taxable year, all of its taxable income to shareholders. Therefore, no federal income tax provision is required. The Portfolio files U.S. federal tax returns. No income tax returns are currently under examination. The Portfolio’s federal tax returns for the prior three fiscal years remain subject to examination by the Internal Revenue Service. As of December 31, 2013, the Portfolio had no uncertain tax positions that would require financial statement recognition, or de-recognition or disclosure.

Dividends and Distributions to Shareholders - The Portfolio records dividends and distributions on the ex-dividend date. Net realized gains from security transactions (if any) are generally distributed annually to shareholders. The timing and characterization of certain income and capital gains distributions are determined in accordance with federal tax regulations that may differ from GAAP. Permanent book and tax basis differences relating to shareholder distributions will result in reclassification between under/over distributed net investment income, accumulated net realized gains/losses, and paid-in surplus. Book-tax differences are primarily due to foreign currency transactions, broker commission recapture reclasses, and merger related adjustments. These adjustments have no impact on net assets or the results of operations.

Securities Lending - The Portfolio may lend its portfolio securities to certain qualified brokers who borrow securities in order to complete certain securities transactions. By lending its portfolio securities, the Portfolio attempts to increase its net investment income through the receipt of income on collateral held from securities on loan. Any gain or loss in the market price of the loaned securities that might occur and any interest earned or dividends declared during the term of the loan would accrue to the account of the Portfolio.

The Trust has entered into a securities lending arrangement with the custodian. Under this arrangement, the custodian is authorized to loan portfolio securities on the Portfolio’s behalf. In exchange, the Portfolio receives either cash or securities as collateral against the loaned securities. The Portfolio receives collateral at least equal to 102% of the market value of the loaned securities (105% for foreign equity securities), at each loan’s inception. Collateral representing at least 100% of the market value of the loaned securities must be maintained for the duration of the loan. A liability for cash collateral is reflected on the Statement of Assets and Liabilities, and is categorized as Level 2 within the fair value hierarchy. Cash collateral is generally invested in the State Street Navigator Securities Lending MET Portfolio (the “Navigator Portfolio”), a series of the State Street Navigator Securities Lending Trust that is managed by an affiliate of the custodian. The Navigator Portfolio is a registered money market fund that invests in a variety of high-quality, U.S. dollar-denominated instruments. If the market value of the collateral at the close of trading on a business day is less than 100% of the market value of the loaned securities at the close of trading on that day, the borrower shall be required to deliver, by the close of business on the following business day, an additional amount of collateral, so that the total amount of posted collateral is equal to at least 100% of the market value of all the loaned securities as of such preceding day. A portion of net income (income after the deduction of expenses and fees of the Navigator Portfolio) on the collateral is rebated to the borrower of the securities and the remainder is split between the custodian and the Portfolio. On loans collateralized by U.S. Treasuries, a fee is received from the borrower and is allocated between the Portfolio and the custodian. The risks associated with lending portfolio securities include, but are not limited to, possible delays in receiving additional collateral or in the recovery of the loaned securities, possible loss of rights in the collateral should the borrower fail financially, as well as risk of loss in the value of the collateral or the value of the investments made with the collateral. The lending agent has agreed to indemnify the Portfolio in the case of default of any securities borrower. Income received by the Portfolio in securities lending transactions during the year ended December 31, 2013 is reflected as Securities lending income on the Statement of Operations. Any outstanding loans by the Portfolio at December 31, 2013 are disclosed in the footnotes to the Schedule of Investments.

Repurchase Agreements - The Portfolio may enter into repurchase agreements, under the terms of a Master Repurchase Agreement, with selected commercial banks and broker-dealers, under which the Portfolio acquires securities as collateral and agrees to resell the securities at an agreed upon time and at an agreed-upon price. The Portfolio, through the custodian or a subcustodian, receives delivery of the underlying securities collateralizing any repurchase agreements. The Portfolio requires the custodian to take possession, to have legally segregated in the Federal Reserve Book Entry System, or to have segregated within the custodian’s vault, all securities held as collateral for repurchase agreements. It is the Portfolio’s policy that the market value of the collateral be at least equal to 100% of the repurchase price in the case of a repurchase agreement of one-day duration and at least equal to 102% of the repurchase price in the case of all other repurchase agreements. In the event of default or failure by a party to perform an obligation in connection with any repurchase transaction, the Master Repurchase Agreement gives the non-defaulting party the right to set-off claims and to apply property held by it in connection with any repurchase transaction against obligations owed to it.

Directed Brokerage Agreement - The Trust has entered into a directed brokerage arrangement with State Street Global Markets (“SSGM”). Under this arrangement, the Portfolio directs certain trades to SSGM in return for a recapture credit. SSGM issues a cash rebate to the Portfolio. Amounts paid to the Portfolio are shown separately as broker commission recapture on the Statement of Operations of the Portfolio. Additionally, these amounts have been excluded from the calculation of the net ratio of expenses to average net assets presented in the Financial Highlights for each share class.

MSF-14

Metropolitan Series Fund

Jennison Growth Portfolio

Notes to Financial Statements—December 31, 2013—(Continued)

3. Investments in Derivative Instruments

Futures Contracts - The Portfolio may buy and sell futures contracts as a hedge, to maintain investment exposure to a target asset class or to enhance return. The Portfolio may be subject to fluctuations in equity prices, interest rates, commodity prices, and foreign currency exchange rates in the normal course of pursuing its investment objective. Futures contracts are standardized agreements to buy or sell a security, or deliver a final cash settlement price in connection with an index, interest rate, currency, or other asset. The Portfolio must deposit an amount (“initial margin”) equal to a certain percentage of the face value of the futures contract. The initial margin may be in the form of cash or securities, which is returned when the Portfolio’s obligations under the contract have been satisfied. If cash is deposited as the initial margin, it is shown as cash collateral on the Statement of Assets and Liabilities. Futures contracts are marked-to-market daily, and subsequent payments (“variation margin”) are made or received by the Portfolio depending on whether unrealized gains or losses are incurred. These amounts are reflected as receivables or payables on the Statement of Assets and Liabilities and as a component of net change in unrealized appreciation/depreciation on the Statement of Operations. When the contract is closed or expires, the Portfolio records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. Risks of entering into futures contracts (and related options) include the possibility that the market for these instruments may be illiquid and that a change in the value of the contract or option may not correlate perfectly with changes in the value of the underlying instrument. Futures contracts are exchange-traded and the exchange’s clearinghouse, as counterparty to all exchange-traded futures, guarantees the futures contracts against default. For over-the-counter futures the Portfolio’s ability to terminate the positions may be more limited than in the case of exchange-traded positions and may also involve the risk that securities dealers participating in such transactions would fail to meet their obligations to the Portfolio.

During the year ended December 31, 2013, the Portfolio entered into equity index futures contracts which were subject to equity price risk. During the period October 31, 2013 through November 1, 2013, the Portfolio had bought and sold $112,495,141 in equity index futures contracts. At December 31, 2013, the Portfolio did not have any open futures contracts. For the year ended December 31, 2013, the Portfolio had realized gains in the amount of $176,024 which are shown under Net realized gain on futures contracts in the Statement of Operations.

4. Certain Risks

Market Risk: In the normal course of business, the Portfolio invests in securities and enters into transactions where risks exist due to fluctuations in the market (market risk) or failure of the other party to a transaction to perform (credit and counterparty risk). The value of securities held by the Portfolio may decline in response to certain events, including those directly involving the companies whose securities are owned by the Portfolio; conditions affecting the general economy; overall market changes; local, regional or global political, social or economic instability; currency, interest rate, and price fluctuations.

Credit and Counterparty Risk: The Portfolio may be exposed to counterparty risk, or the risk that an entity with which the Portfolio has unsettled or open transactions may default. The potential loss could exceed the value of the financial assets and liabilities recorded in the financial statements. Financial assets that potentially expose the Portfolio to credit and counterparty risk consist principally of cash due from counterparties and investments. The Portfolio manages counterparty risk by entering into agreements only with counterparties that it believes have the financial resources to honor their obligations and by monitoring the financial stability of those counterparties. The Portfolio’s investment adviser attempts to mitigate counterparty risk by (i) periodically assessing the creditworthiness of its trading partners, (ii) monitoring and/or limiting the amount of its net exposure to each individual counterparty based on its assessment, and (iii) requiring collateral from the counterparty for certain transactions. In order to preserve certain safeguards for non-standard settlement trades, the Portfolio restricts its exposure to credit and counterparty losses by entering into master netting agreements with counterparties (approved brokers) with whom it undertakes a significant volume of transactions. Master Agreements govern the terms of certain transactions, and reduce the counterparty risk associated with relevant transactions by specifying credit protection mechanisms and providing standardization that improves legal certainty. Master Agreements can also help limit counterparty risk by specifying collateral posting arrangements at pre-arranged exposure levels. Collateral requirements may differ by type of derivative or investment, as applicable. Collateral or margin requirements are set by the broker or exchange clearing house for exchange traded derivatives (e.g., futures contracts and exchange traded options) while collateral terms are contract specific for over-the-counter traded derivatives (e.g., forward foreign currency exchange contracts, swap agreements and over-the-counter options).

Repurchase and reverse repurchase agreements are primarily executed under Global Master Repurchase Agreements (“GMRAs”) or Master Repurchase Agreements (“MRAs”), which provide the rights to set-off. Each repurchase and reverse repurchase agreement is initially collateralized at the transaction level. In the event of default, the total market value exposure will be offset against collateral exchanged to date, which would result in a net receivable/(payable) that would be due from/to the counterparty.

Customer Account Agreements and related addendums govern cleared derivatives transactions such as futures, options on futures, and cleared OTC derivatives. Cleared derivative transactions require posting of initial margin as determined by each relevant clearing agency which is segregated at a broker account registered with the Commodities Futures Trading Commission (CFTC), or the

MSF-15

Metropolitan Series Fund

Jennison Growth Portfolio

Notes to Financial Statements—December 31, 2013—(Continued)

applicable regulator. In the U.S., counterparty risk is significantly reduced as creditors of the futures broker do not have claim to Portfolio assets in the segregated account. Additionally, portability of exposure in the event of default further reduces risk to the Portfolio. Variation margin, or changes in market value, are exchanged daily, but may not be netted between futures and cleared OTC derivatives.

Additional risks associated with each type of investment are described above within the respective security type notes. The Portfolio’s prospectus includes a discussion of the principal risks of investing in the Portfolio.

5. Investment Transactions

Aggregate cost of purchases and proceeds of sales of investment securities, excluding short-term securities, for the year ended December 31, 2013 were as follows:

Purchases		Sales
U.S. Government	Non U.S. Government	U.S. Government	Non U.S. Government
$0	$1,009,084,502	$0	$1,176,429,797

With respect to the Portfolio’s merger with Jennison Large Cap Equity Portfolio (see Note 9) on April 26, 2013, the Portfolio acquired long-term securities with a cost of $56,250,966 that are not included in the above non-U.S. Government purchases value.

During the year ended December 31, 2013, the Portfolio engaged in security transactions with other affiliated portfolios. These amounted to $46,176,518 in purchases of investments, which are included above.

6. Investment Management Fees and Other Transactions with Affiliates

Investment Management Agreement - MetLife Advisers is the investment adviser to the Portfolio. The Trust has entered into an investment management agreement with MetLife Advisers with respect to the Portfolio. For providing investment management services to the Portfolio, MetLife Advisers receives monthly compensation at the following annual rates:

Management Fees earned by MetLife Advisers for the year ended December 31, 2013	% per annum	Average Daily Net Assets
$17,034,652	0.700%	Of the first $200 million
	0.650%	Of the next $300 million
	0.600%	Of the next $1.5 billion
	0.550%	On amounts in excess of $2 billion

MetLife Advisers has entered into an investment subadvisory agreement with respect to the Portfolio. Jennison Associates LLC (the “Subadviser”) is compensated by MetLife Advisers to provide subadvisory services for the Portfolio.

Management Fee Waivers - Pursuant to an expense agreement, MetLife Advisers has agreed, for the period April 29, 2013 through April 27, 2014, to reduce its advisory fees set out above under “Investment Management Agreement” for each class of the Portfolio as follows:

% per annum	Average Daily Net Assets
0.050%	Of the first $200 million
0.050%	Over $300 million and less than $1 billion
0.100%	On the next $1 billion
0.080%	On amounts in excess of $2 billion

An identical expense agreement was in place for the period April 30, 2012 through April 28, 2013. Amounts waived for the year ended December 31, 2013 amounted to $2,131,412 and are included in the total amounts shown as management fee waivers in the Statement of Operations.

In addition to the above expense agreement, the Subadviser had agreed for the period November 2, 2012 through April 28, 2013, to waive a portion of their subadvisory fees by calculating the fees for assets under management by the Subadviser for the Portfolio and the Met Investors Series Trust Jennison Large Cap Equity Portfolio in the aggregate, and then apportioning the resulting subadvisory fee among the two Portfolios based on average daily net assets. The Adviser has voluntarily agreed to reduce its management fee for the Portfolio by the amount waived (if any) by the Subadviser for the Portfolio pursuant to this voluntary subadvisory fee waiver. Amounts voluntarily waived by MetLife Advisers for the year ended December 31, 2013 amounted to $7,193 and are included in the total amounts shown as management fee waivers in the Statement of Operations.

MSF-16

Metropolitan Series Fund

Jennison Growth Portfolio

Notes to Financial Statements—December 31, 2013—(Continued)

Certain officers and trustees of the Trust may also be officers of MetLife Advisers; however, such officers and trustees receive no compensation from the Trust.

Transfer Agency Agreement - MetLife serves as the transfer agent for the Trust. MetLife receives no fees for its services to the Trust under the transfer agency agreement.

Distribution and Service Fees - The Trust has a distribution agreement with MetLife Investors Distribution Company (“MIDC” or the “Distributor”) in which MIDC serves as the distributor for the Portfolio’s Class A, B and E Shares. MIDC is a wholly-owned subsidiary of MetLife Investors Group, Inc., an affiliate of the Adviser. The Trust has also adopted a Distribution and Service Plan under Rule 12b-1 of the 1940 Act for the Portfolio’s Class B and E Shares. Under the Distribution and Service Plan, the Class B and E Shares of the Portfolio pay a fee to compensate the Insurance Companies (or their affiliates) and other broker-dealers and financial intermediaries involved in the offer and sale of Portfolio shares for promoting or selling and servicing the Class B and E Shares. The fees under the Distribution and Service Plan for each class of the Portfolio’s shares are calculated as a percentage of the Portfolio’s average daily net assets that are attributable to that Class. Currently, the fee is 0.25% per year for Class B Shares and 0.15% per year for Class E Shares. Amounts incurred by the Portfolio for the year ended December 31, 2013 are shown as Distribution and service fees in the Statement of Operations.

Deferred Trustee Compensation - Each Trustee who is not currently an employee of the Adviser or any of its affiliates receives compensation from the Trust for his or her service to the Trust. A deferred compensation plan (the “Plan”) is available to the Trustees on a voluntary basis. Deferred amounts remain in the Trust until distributed in accordance with the provisions of the Plan. The value of a participating Trustee’s deferral account is based on theoretical investments of deferred amounts, on the normal payment dates in certain portfolios of the Trust or Met Investors Series Trust, an affiliate of the Trust, as designated by the participating Trustee. Changes in the value of participants’ deferral accounts are reflected as Trustees’ fees and expenses in the Statement of Operations. The portion of the accrued obligations allocated to the Portfolio under the Plan is reflected as Deferred trustees’ fees in the Statement of Assets and Liabilities.

7. Contractual Obligations

Under the Trust’s organizational documents, its officers and Trustees may be indemnified against certain liabilities and expenses arising out of the performance of their duties to the Trust. Additionally, the Trust has a variety of indemnification obligations under contracts with its service providers. The Trust’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Trust that have not yet occurred.

8. Income Tax Information

The tax character of distributions paid for the periods ended December 31, 2013 and 2012 was as follows:

Ordinary Income		Long-Term Capital Gain		Total
2013	2012	2013	2012	2013	2012
$9,959,764	$2,620,683	$28,851,960	$266,371,730	$38,811,724	$268,992,413

As of December 31, 2013, the components of distributable earnings (accumulated losses) on a federal income tax basis were as follows:

Undistributed Ordinary Income	Undistributed Long-Term Capital Gain	Net Unrealized Appreciation	Loss Carryforwards	Total
$6,053,013	$171,706,632	$1,094,209,001	$—	$1,271,968,646

The Portfolio utilizes the provisions of the federal income tax laws that provide for the carryforward of capital losses for prior years, offsetting such losses against any future realized capital gains. Under the Regulated Investment Company Modernization Act of 2010 (the “Act”), net capital losses recognized after December 22, 2010 may be carried forward indefinitely and their character is retained as short-term and/or long-term losses. Previously, net capital losses were carried forward for up to eight years and treated as short-term losses. As a transition rule, the Act requires that post-enactment net capital losses be used before pre-enactment net capital losses.

As of December 31, 2013 the Portfolio had no post-enactment accumulated capital losses and no pre-enactment accumulated capital loss carryforwards.

On April 27, 2012, the Portfolio acquired the assets and liabilities of Oppenheimer Capital Appreciation Portfolio in a tax free reorganization. The Portfolio acquired $130,875,591 in capital loss carryforwards from the Oppenheimer Capital Appreciation Portfolio.

MSF-17

Metropolitan Series Fund

Jennison Growth Portfolio

Notes to Financial Statements—December 31, 2013—(Continued)

The utilization of the capital loss carryforward acquired as part of the merger may be limited under section 381 of the Internal Revenue Code. The Portfolio utilized $60,903,503 and $69,972,088 in capital loss carryforwards as of December 31, 2012 and December 31, 2013, respectively.

9. Acquisition

At the close of business on April 26, 2013, the Portfolio, with aggregate Class A, Class B and Class E net assets of $1,857,306,830, $819,988,734 and $11,676,860, respectively, acquired all of the assets and liabilities of Jennison Large Cap Equity Portfolio of the Met Investors Series Trust (“Jennison Large Cap Equity”).

The acquisition was accomplished by a tax-free exchange of 5,250,311 Class B shares of the Portfolio (valued at $64,841,343) for 467,420,337 Class B shares of Jennison Large Cap Equity. Each shareholder of Jennison Large Cap Equity received Class B shares of the Portfolio at the Portfolio’s Class B NAV, as determined at the close of business on April 26, 2013. The transaction was part of a restructuring designed to eliminate the offering of overlapping Portfolios in the MetLife, Inc. families of funds with similar investment objectives and similar investment strategies that serve as funding vehicles for insurance contracts that are offered by affiliates of MetLife. Some of the investments held by Jennison Large Cap Equity may have been purchased or sold prior to the acquisition for the purpose of complying with the anticipated investment policies or limitations of the Portfolio after the acquisition. If such purchases or sales occurred, the transaction costs were borne by Jennison Large Cap Equity. All other costs associated with the merger were not borne by the shareholders of either portfolio.

Jennison Large Cap Equity’s net assets on April 26, 2013, were $64,841,343 for Class B shares, including investments valued at $64,401,707 with a cost basis of $57,348,966. For financial reporting purposes, assets received, liabilities assumed and shares issued by the Portfolio were recorded at fair value; however, the cost basis of the investments received by the Portfolio from Jennison Large Cap Equity were carried forward to align ongoing reporting of the Portfolio’s realized and unrealized gains and losses with amounts distributable to shareholders for tax purposes.

The aggregate net assets of the Portfolio immediately after the acquisition were $2,753,813,767, which included $7,052,741 of acquired unrealized appreciation.

Assuming the acquisition had been completed on January 1, 2013, the Portfolio’s pro-forma results of operations for the year ended December 31, 2013 are as follows:

Net Investment income	$6,562,470	(a)
Net realized and unrealized gain on investments and foreign currency transactions	$908,460,659	(b)

Net increase in net assets from operations	$915,023,129

Because the combined investment portfolios have been managed as a single integrated portfolio since the acquisition was completed, it is not practicable to separate the amounts of revenue and earnings of Jennison Large Cap Equity that have been included in the Portfolio’s Statement of Operations since April 26, 2013.

(a)	$6,531,088 net investment income as reported minus $30,183 from Jennison Large Cap Equity pre-merger net investment income, plus $24,296 in lower advisory fees, plus $37,269 of pro-forma eliminated other expenses.
(b)	$1,095,351,241 unrealized appreciation as reported minus $430,673,341 pro-forma December 31, 2012 unrealized appreciation, plus $242,226,735 net realized gain as reported, plus $1,556,024 in net realized gain from Jennison Large Cap Equity pre-merger.

At the close of business on April 27, 2012, the Portfolio, with aggregate Class A, Class B, and Class E net assets of $1,149,299,079, $534,466,997, and $10,788,869 respectively, acquired all of the assets and liabilities of Oppenheimer Capital Appreciation Portfolio of the Met Investors Series Trust (“Oppenheimer Capital Appreciation”). The acquisition was accomplished by a tax-free exchange of 30,745,873 Class A shares of the Portfolio (valued at $371,717,609) for 54,557,702 Class A shares of Oppenheimer Capital Appreciation; 27,950,699 Class B shares of the Portfolio (valued at $335,128,887) for 49,738,988 Class B shares of Oppenheimer Capital Appreciation; and 421,431 Class E shares of the Portfolio (valued at $5,078,240) for 747,503 Class E shares of Oppenheimer Capital Appreciation. The transaction was part of a restructuring designed to eliminate the offering of overlapping Portfolios in the MetLife, Inc. families of funds with similar investment objectives and similar investment strategies that serve as funding vehicles for insurance contracts that are offered by affiliates of MetLife. The reorganization was proposed because Oppenheimer Capital Appreciation had experienced a significant decline in assets, which, if it continued, would affect the Portfolio’s ability to maintain certain operational efficiencies.

Oppenheimer Capital Appreciation’s net assets on April 27, 2012, were $371,717,609, $335,128,887, and $5,078,240 for Class A, Class B, and Class E shares respectively, including investments valued at $711,572,341 with a cost basis of $616,828,807. For financial reporting purposes, assets received, liabilities assumed, and shares issued by the Portfolio were recorded at fair value; however, the cost basis of the Portfolio’s realized and unrealized gains and losses with amounts distributable to shareholders for tax purposes. The Portfolio acquired $130,875,591 in capital loss carry forwards from Oppenheimer Capital Appreciation.

MSF-18

Metropolitan Series Fund

Jennison Growth Portfolio

Notes to Financial Statements—December 31, 2013—(Continued)

The aggregate net assets of the Portfolio immediately after the acquisition were $2,406,479,681, which included $94,776,584 of acquired unrealized appreciation on investments and foreign currency transactions.

Assuming the acquisition had been completed on January 1, 2012, the Portfolio’s pro-forma results of operations for the period ended December 31, 2012 are as follows:

(Unaudited)
Net Investment income	$11,560,035	(a)
Net realized and unrealized gain on investments	$279,779,226	(b)

Net increase in net assets from operations	$291,339,261

Because the combined investment portfolios have been managed as a single integrated portfolio since the acquisition was completed, it is not practicable to separate the amounts of revenue and earnings of Oppenheimer Capital Appreciation that have been included in the Portfolio’s Statement of Operations since April 27, 2012.

(a)	$10,131,635 net investment income as reported plus $1,422,593 from Oppenheimer Capital Appreciation pre-merger net investment income, minus $13,146 in higher net advisory fees, plus $18,953 of pro-forma eliminated other expenses.
(b)	$427,188,280 unrealized appreciation as reported minus $323,897,070 pro-forma December 31, 2011 unrealized appreciation, plus $89,531,892 net realized gain as reported, plus $86,956,124 in net realized gain from Oppenheimer Capital Appreciation pre-merger.

MSF-19

Metropolitan Series Fund

Jennison Growth Portfolio

Report of Independent Registered Public Accounting Firm

To the Shareholders of Jennison Growth Portfolio and the Board of Trustees of Metropolitan Series Fund:

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Jennison Growth Portfolio, one of the portfolios constituting Metropolitan Series Fund, (the “Trust”) as of December 31, 2013, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Trust’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Trust is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Trust’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2013, by correspondence with the custodian and brokers; where replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Jennison Growth Portfolio of Metropolitan Series Fund, as of December 31, 2013, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

Deloitte & Touche LLP

Boston, Massachusetts

February 26, 2014

MSF-20

Metropolitan Series Fund

Trustees and Officers of Metropolitan Series Fund

The Trustees and executive officers of the Trust, their ages and their principal occupations during the past five years are set forth below. Unless otherwise indicated, the business address of each is One Financial Center, Boston, MA 02111. Each Trustee who is deemed an “interested person,” as such term is defined in the 1940 Act, is indicated by an asterisk. Those Trustees who are not “interested persons” as defined in the 1940 Act are referred to as “Independent Trustees.” Additional information about the Trustees is available in the Statement of Additional Information, which is available without charge, upon request, by calling (800) 848-3854.

Trustees of the Trust

Name and Age	Position(s) Held with Registrant	Term of Office and Length of Time Served	Principal Occupation(s) During the Past 5 Years(1)	Number of Portfolios in Fund Complex(2) overseen	Other Directorships Held by Trustee During the Past 5 Years(1)
Interested Trustee
Elizabeth M. Forget* (47)	Trustee, Chairman of the Board, President and Chief Executive Officer	Indefinite; From May 2006 (President and Chief Executive Officer)/ August 2006 (Trustee and Chairman of the Board) to present	Senior Vice President, MetLife Inc.; President, MetLife Advisers, LLC and a predecessor company.	79	Trustee, Met Investors Series Trust (the “MIST Trust”);** various MetLife-affiliated boards.

Independent Trustees
Stephen M. Alderman (54)	Trustee	Indefinite; From April 2012 to present	Shareholder in the law firm of Garfield & Merel, Ltd.	79	Trustee, MIST Trust;** Director, International Truck Leasing Corp.

Robert J. Boulware (57)	Trustee	Indefinite; From April 2012 to present	Managing Director, Pilgrim Funds, LLC (private equity fund).	79	Trustee, MIST Trust;** Trustee, Vertical Capital Income Fund (closed-end fund); Director, Gainsco, Inc. (auto insurance).

Susan C. Gause (61)	Trustee	Indefinite; From April 2012 to present	Private Investor.	79	Trustee, MIST Trust;** Trustee, HSBC Funds.

Nancy Hawthorne (62)	Trustee	Indefinite; From May 2003 to present	Chief Executive Officer, Clerestory LLC (corporate advisor).	79	MIST Trust;** Director, THL Credit, Inc.**; Director, Avid Technology, Inc.**

Barbara A. Nugent (57)	Trustee	Indefinite; From January 2014 to present	President, True North Board Governance, LLC (consulting); until 2014, partner in the law firm of Stradley Ronon Stevens & Young, LLP.	79	Trustee, MIST Trust**; Director, Episcopal Healthcare Foundation; until 2014, member, Mutual Fund Directors Forum Advisory Board.

MSF-21

Metropolitan Series Fund

Trustees and Officers of Metropolitan Series Fund—(Continued)

Name and Age	Position(s) Held with Registrant	Term of Office and Length of Time Served	Principal Occupation(s) During the Past 5 Years(1)	Number of Portfolios in Fund Complex(2) overseen	Other Directorships Held by Trustee During the Past 5 Years(1)
Keith M. Schappert (62)	Trustee	Indefinite; From August 2009 to present	Principal, Schappert Consulting LLC (asset management consulting).	79	Trustee, MIST Trust;** Director, The Commonfund for Nonprofit Organizations; until 2011, Director, Trilogy Global Advisors; Director, Mirae Asset Discovery Funds,** Director, Calamos Investments.

Linda B. Strumpf (66)	Trustee	Indefinite; From May 2000 to present	Chair of the Investment Committee, Leona M. and Harry B. Helmsley Charitable Trust; until 2011, Chief Investment Officer, Leona M. and Harry B. Helmsley Charitable Trust.	79	Since 2012, Trustee, MIST Trust,** Trustee and Member of Investment Committee, The Pennsylvania State University.

Dawn M. Vroegop (47)	Trustee	Indefinite; From May 2009 to present	Private Investor.	79	Trustee, MIST Trust,** Trustee, Driehaus Mutual Funds; Director and Investment Committee Chair, City College of San Francisco Foundation.

Executive Officers of the Trust

Name and Age	Position(s) Held with Registrant	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years(1)
Elizabeth M. Forget (47)	President, Chief Executive Officer, Trustee and Chairman of the Board	From May 2006 (President and Chief Executive Officer)/ August 2006 (Trustee and Chairman of the Board) to present	See principal occupation information in the table above.

Jeffrey L. Bernier (42)	Vice President	From February 2008 to present	Vice President, MetLife, Inc.; Senior Vice President, MetLife Advisers, LLC and a predecessor company.

Peter H. Duffy (58)	Chief Financial Officer and Treasurer	From November 2000 to present	Senior Vice President, MetLife Advisers, LLC; Vice President, MetLife, Inc.

Andrew L. Gangolf (59)	Secretary	From May 2011 to present	Senior Vice President, MetLife Advisers, LLC; Senior Vice President & Assistant General Counsel, AllianceBerstein Investments, Inc.

Jeffrey P. Halperin (46)	Chief Compliance Officer	From November 2005 to present	Vice President, MetLife, Inc.; Chief Compliance Officer, MIST; Chief Compliance Officer, MSF Trust; Chief Compliance Officer, MetLife Advisers, LLC and a predecessor company; Chief Compliance Officer, MetLife Investment Management, LLC (formerly MetLife Investment Advisors Company, LLC).

Alan C. Leland, Jr. (61)	Vice President	From February 2005 to present	Treasurer and Chief Financial Officer, MetLife Advisers, LLC; Vice President, MetLife Group Inc.; Vice President, MetLife, Inc.

*	Ms. Forget is an “interested person” of the Trust because of her positions with MetLife Advisers, LLC and her ownership of securities issued by MetLife, Inc., the ultimate parent company of MetLife Advisers, LLC.
**	Indicates a directorship with a registered investment company or a company subject to the reporting requirements of the Securities Exchange Act of 1934, as amended.
(1)	Previous positions during the past five years with the Trust, MetLife, Inc. or the Adviser are omitted if not materially different.
(2)	The Fund Complex includes 49 Portfolios of the MIST Trust and 30 Portfolios of the Trust.

MSF-22

Metropolitan Series Fund

Jennison Growth Portfolio

Board of Trustees’ Consideration of Advisory and Sub-Advisory Agreements

At an in-person meeting of the Boards of Trustees (the “Board”) of Met Investors Series Trust and Metropolitan Series Fund (“MIST” and “MSF,” respectively, and collectively, the “Trusts”) held on November 19-20, 2013, the Board, including a majority of the Trustees who are not considered to be “interested persons” of the Trusts (the “Independent Trustees”) under the Investment Company Act of 1940, as amended (the “1940 Act”), approved for an annual period the continuation of each Trust’s advisory agreement (the “Advisory Agreement”) with MetLife Advisers, LLC (the “Adviser”) and the applicable sub-advisory agreements (each a “Sub-Advisory Agreement,” and collectively with the Advisory Agreement, the “Agreements”) between the Adviser and the investment sub-advisers (each a “Sub-Adviser,” and collectively, the “Sub-Advisers”) for each of the series of the Trusts, including the Jennison Growth Portfolio (each a “Portfolio,” and collectively, the “Portfolios”).1

In considering the Agreements, the Board reviewed a variety of materials provided by the Adviser and the Sub-Advisers relating to the Portfolios, including comparative performance, fee and expense information for an appropriate peer group of similar mutual funds, performance information for relevant benchmark indices and other information regarding the nature, extent and quality of services provided by the Adviser and the Sub-Advisers under their respective Agreements. The Board also took into account its experience with the Adviser and the Sub-Advisers and information provided to the Board in its meetings throughout the year with respect to the services provided by the Adviser and the Sub-Advisers, including quarterly performance reports prepared by management containing reviews of investment results, and periodic presentations from certain of the Sub-Advisers with respect to the Portfolios they manage. The Independent Trustees also assessed reports provided by the Board’s independent consultant, who reviewed and provided analyses regarding investment performance, fees and expenses, and other information provided by, or at the direction of, the Adviser and the Sub-Advisers, as more fully discussed below.

The Independent Trustees were separately advised by independent legal counsel throughout the process, and met with independent legal counsel in periodic executive sessions. Prior to voting to continue the Agreements at the November meeting, the Independent Trustees also received a memorandum from their independent counsel discussing the legal standards for their consideration of the proposed continuation of the Agreements. The Board also met in person with personnel of the Adviser on September 17, 2013 for the specific purpose of giving preliminary consideration to the proposed continuation of the Agreements and to request additional information they considered reasonably necessary to their deliberations. The Independent Trustees also discussed the proposed continuation of the Agreements in private sessions with their independent legal counsel at which no representatives of management were present.

In considering whether to approve the renewal of the Advisory Agreement with the Adviser and any applicable Sub-Advisory Agreements with respect to a Portfolio, the Board reviewed and analyzed the factors it deemed relevant, including: (1) the nature, extent and quality of the services to be provided to the Portfolios by the Adviser and the Sub-Advisers; (2) the performance of the Portfolios as compared to a peer group and an appropriate index; (3) the Adviser’s and each of the Sub-Adviser’s personnel and operations; (4) the financial condition of the Adviser and of the Sub-Advisers; (5) the level and method of computing each Portfolio’s advisory and sub-advisory fees; (6) the profitability of the Adviser under the Advisory Agreement and of certain of the Sub-Advisers under the Sub-Advisory Agreements; (7) any “fall-out” benefits to the Adviser, the Sub-Advisers and their affiliates (i.e., ancillary benefits realized by the Adviser, the Sub-Advisers or their affiliates from the Adviser’s or Sub-Advisers’ relationship with the Trusts); (8) the anticipated effect of growth in size on Portfolio expenses; (9) fees paid to certain of the Sub-Advisers by comparable institutional and retail accounts; and (10) possible conflicts of interest.

Nature, extent and quality of services. The Board evaluated the nature, extent and quality of the services that the Adviser, and the Sub-Advisers as relevant, have provided to the Portfolios. The Board considered the Adviser’s services as investment manager to the Portfolios, including services relating to the selection and oversight of the Sub-Advisers for the applicable Portfolios. The Board considered, among other things, the Adviser’s oversight of the provision of services to the Portfolios by the Sub-Advisers, including with respect to investment activities and trading practices, and the Sub-Adviser’s compliance with fund policies, objectives and Board directives, compliance policies and procedures and applicable law. The Adviser’s services in coordinating and overseeing the activities of the Trusts’ other service providers were also considered. The Board also evaluated the expertise and performance of the personnel of the Adviser who performed services for the Portfolios throughout the year.

The Board considered information received from the Trust’s Chief Compliance Officer (“CCO”) regarding the Portfolios’ compliance policies and procedures established pursuant to Rule 38a-l under the 1940 Act. The Board also evaluated the CCO’s ongoing reports concerning the CCO’s oversight of the risk assessment processes of the Sub-Advisers.

1 The Pyramis Managed Risk Portfolio recently commenced operations and, therefore, the Agreement with respect to this Portfolio was not up for renewal.

MSF-23

Metropolitan Series Fund

Jennison Growth Portfolio

Board of Trustees’ Consideration of Advisory and Sub-Advisory Agreements—(Continued)

With respect to the services provided by each of the Sub-Advisers, the Board considered, among other things, information provided to the Board by each Sub-Adviser. The Board considered the Sub-Adviser’s current level of staffing and its overall resources, as well as its compensation program. The Board reviewed each Sub-Adviser’s history and investment experience, as well as information regarding the qualifications, background and responsibilities of the Sub-Adviser’s investment and compliance personnel who provide services to the Portfolios. The Board also considered, among other things, the Sub-Adviser’s compliance program and any disciplinary history. The Board also took into account the Sub-Adviser’s risk assessment and monitoring process. The Board noted each Sub-Adviser’s regulatory history, including whether it was currently involved in any regulatory actions or investigations as well as material litigation, and any settlements and amelioratory actions undertaken, as appropriate. The Board also noted that the CCO and his staff conduct regular, periodic compliance reviews with each of the Sub-Advisers and present reports to the Independent Trustees regarding the same, which includes evaluating the regulatory compliance systems of the Sub-Advisers and procedures reasonably designed by them to help assure compliance with the federal securities laws, including issues related to late trading and market timing, best execution, fair value pricing, and proxy voting procedures, among others. The Board also took into account the financial condition of each Sub-Adviser. In its review, the Board also received and took into account information regarding any services and/or payments provided to the Adviser by the Sub-Advisers in connection with marketing activities.

The Board considered each Sub-Adviser’s investment process and philosophy. The Board took into account that each Sub-Adviser’s responsibilities include the development and maintenance of an investment program for the applicable Portfolio which is consistent with the Portfolio’s investment objectives, the selection of investment securities and the placement of orders for the purchase and sale of such securities, as well as the implementation of compliance controls related to performance of these services. The Board also reviewed each Sub-Adviser’s brokerage policies and practices.

Performance. The Board considered the performance of the Portfolios as described in the quarterly reports prepared by management, and as also analyzed in reports prepared by the Independent Trustees’ independent consultant. The Board noted that the Adviser reviews with the Board on a quarterly basis detailed information about the Portfolios’ performance results, portfolio composition and investment strategies. The Board also reviewed and considered a separate report prepared by Lipper Inc. (“Lipper”), an independent third party, which provided a statistical analysis comparing the Portfolios’ investment performance, expenses, and fees to comparable funds underlying variable insurance products (the “Performance Universe”). In addition, the Independent Trustees met separately with a representative of Bobroff Consulting, Inc., an independent consultant (“Bobroff), at a special board meeting in September 2013, to review the separate reports prepared by such consultant (“Bobroff Report”), which analyzed the report prepared by Lipper. The Board also considered each Portfolio’s more recent performance subsequent to the performance period covered by the Lipper reports, and management’s discussion of the same, including the effect of current market conditions on each Portfolio’s more recent performance.

The Board reviewed the Portfolios’ performance records and the Adviser’s and Sub-Advisers’ management styles and long-term performance records with the Portfolios and comparable funds. The Board focused particular attention on Portfolios with less favorable performance records. The Board was mindful of the Adviser’s focus on each Sub-Adviser’s performance and noted that the Adviser has been active in monitoring and responding to any performance issues with respect to the Portfolios. The Board also took into account its discussions with management regarding factors that contributed to the performance of the Portfolios.

Among other data relating specifically to the Jennison Growth Portfolio’s performance, the Board considered that the Portfolio underperformed the median of its Performance Universe and its Lipper Index for the one- and three-year periods ended June 30, 2013, and outperformed the median of its Performance Universe and its Lipper Index for the five-year period ended June 30, 2013. The Board further considered that the Portfolio outperformed its benchmark, the Russell 1000 Growth Index, for the one-year period ended October 31, 2013 and underperformed its benchmark for the three- and five-year periods ended October 31, 2013. The Board took into account management’s discussion of the Portfolio’s performance, including the impact of recent market conditions on the Sub-Adviser’s investment style.

Fees and Expenses. The Board gave consideration to the advisory fees payable under the Advisory Agreement and the sub-advisory fees payable under each of the Sub-Advisory Agreements. In this regard, the Board reviewed the advisory fees payable on a Portfolio-by-Portfolio basis based on information provided by the Adviser. The Independent Trustees, with the assistance of Bobroff, also examined the fees paid by a Portfolio in light of fees paid to other investment managers by comparable funds, as well as considered the fees charged by the Adviser to manage other comparable funds, as applicable. The Lipper report included comparisons of the Adviser’s fee schedule with that of its peers based on an asset-based analysis of relative fee structures according to the size of the Portfolio. In addition, the Board considered the Portfolios’ advisory and sub-advisory fees and total expenses as compared to similarly situated investment companies underlying variable insurance products deemed to be comparable to the Portfolios as determined by Lipper.

MSF-24

Metropolitan Series Fund

Jennison Growth Portfolio

Board of Trustees’ Consideration of Advisory and Sub-Advisory Agreements—(Continued)

The Board considered a Portfolio’s ranking within a smaller group of peer funds chosen by Lipper (the “Expense Group”), as well as the Portfolio’s ranking within broader groups of funds (the “Expense Universe” and the “Sub-advised Expense Universe”). The Board also considered a Portfolio’s contractual sub-advisory fees, as applicable, as compared to the Sub-advised Expense Universe as well as a smaller group of funds (the “Sub-advised Expense Group”). In comparing a Portfolio’s actual and contractual management fee to that of comparable funds, the Board noted that such fee includes both advisory and administrative fees.

The Board noted that the sub-advisory fees for the Portfolios are paid by the Adviser, not the Portfolios, out of the advisory fee. It was further noted that the Adviser negotiates such fees at arm’s length. The Board also considered that the Adviser had entered into expense limitation agreements with certain of the Portfolios, pursuant to which the Adviser has agreed to waive a portion of its advisory fee and/or reimburse certain expenses as a means of limiting a Portfolio’s total annual operating expenses. The Board further considered the amount of sub-advisory fees paid out by the Adviser and the amount of the management fees that it retained in light of the services performed by Sub-Advisers and Adviser, respectively.

With respect to the Jennison Growth Portfolio, the Board considered that the Portfolio’s actual management fees and total expenses (exclusive of 12b-l fees) were below the Expense Group median, the Expense Universe median and the Sub-advised Expense Universe median. The Board further noted that the Portfolio’s contractual management fees were below the asset-weighted average of the Expense Group at the Portfolio’s current size. The Board took into account that the Portfolio’s contractual sub-advisory fees were below the average of the Sub-advised Expense Group and the Sub-advised Expense Universe at the Portfolio’s current size. The Board also noted that the Adviser had waived fees and/or reimbursed expenses during the past year.

Profitability. The Board examined the profitability of the Adviser on a Portfolio-by-Portfolio basis. The Board also considered that the Distributor, MetLife Investors Distribution Company, receives Rule 12b-1 payments to support the distribution of the products. The Board considered the profitability to the Sub-Advisers and their affiliates as a result of their relationships with the Portfolios, and the Board considered the ability of the Adviser to negotiate the Sub-Advisory Agreements and the fees thereunder at arm’s length. The Board also reviewed Portfolio specific data with regard to the profitability of the Portfolios to each Sub-Adviser, as available.

Economies of scale. The Board also considered the effect of the Portfolios’ growth in size on their fees. The Board noted that the fee schedules for most of the Portfolios contain breakpoints that reduce the fee rate above specified asset levels. The Board noted those Portfolios that did not contain breakpoints in the advisory fee and took into account management’s discussion of the same. The Board noted that those Portfolios with advisory fee schedules containing breakpoints generally reflect the inclusion of breakpoints in the sub-advisory fee schedule for such Portfolios. The Board considered the effective fees under the Advisory Agreement for a Portfolio as a percentage of assets at different asset levels and possible economies of scale that may be realized if the assets of the Portfolio grow. Among other data, the Board examined the effect of a Portfolio’s growth in size on various fee schedules and reviewed the Lipper and Bobroff Reports, which compared fees among peers. The Board also generally noted that if a Portfolio’s assets increase over time, the Portfolio may realize other economies of scale if assets increase proportionally more than certain other fixed expenses. In addition, the Board noted that the Adviser had taken a number of steps to date intended to share the benefits of economies of scale with contractholders.

With respect to the Jennison Growth Portfolio, the Board noted that the Portfolio’s advisory fee and sub-advisory fee schedule each contains breakpoints that reduce the advisory fee rate on assets above certain specified asset levels. The Board considered the fact that the Portfolio’s fee levels decline as portfolio assets increase.

Other factors. As part of its evaluation of the Adviser’s compensation, the Board considered other benefits that may be realized by the Adviser and its affiliates from their relationship with the Trusts. Among them, the Board recognized that an affiliate of the Adviser, MetLife Investors Distribution Company, serves as the Distributor for the Trusts, and, as such, receives payments pursuant to Rule 12b-1 from the Portfolios to compensate it for providing shareholder services and selling activities, which could lead to growth in the Trusts’ assets and corresponding benefits from such growth, including economies of scale. The Board also considered that affiliates of the Adviser may benefit from certain indirect tax benefits relating to dividend received deductions and foreign tax credits. In conjunction with these considerations, the Board noted the costs of providing investment management and other services to the Portfolios and the ongoing commitment of the Adviser to the Portfolios.

The Board considered other benefits that may be realized by each Sub-Adviser and its affiliates from their relationship with the Trusts, including the opportunity to provide advisory services to additional portfolios of the Trusts and reputational benefits. In conjunction with these considerations, the Board noted the costs of providing investment advisory services to the Portfolios and the ongoing commitment of the Sub-Advisers to the Portfolios.

MSF-25

Metropolitan Series Fund

Jennison Growth Portfolio

Board of Trustees’ Consideration of Advisory and Sub-Advisory Agreements—(Continued)

The Board considered possible conflicts of interest in the form of material benefits or detriments to the Trusts resulting from the nature of the Trusts’ and the Adviser’s or the Sub-Advisers’ affiliations and the services that are provided to the Trusts, and the manner in which such conflicts were mitigated.

Conclusions. After full consideration of the factors discussed above, the Board, including a majority of the Independent Trustees, approved the Advisory Agreement and the Sub-Advisory Agreement, as applicable, with respect to each Portfolio, unless otherwise noted. In making its approvals, the Board concluded that the nature, extent and quality of services provided by the Adviser and each Sub-Adviser supported the renewal of the Agreements. The Board also concluded that the investment performance of each Fund was such that each Agreement should continue. In addition, the Board concluded that fees paid by a Portfolio to the Adviser and, if applicable, the Sub-Adviser appeared to be acceptable in light of nature, extent and quality of the services provided by the Adviser and Sub-Adviser. Further, the Board concluded that the Adviser’s profitability in providing services under the Advisory Agreements did not appear unreasonably high in light of the nature, extent and quality of the services provided by the Adviser. Finally, the Board concluded that the Advisory and Sub-Advisory fees in some measure share economies of scale with contractholders. In approving the renewal of each of the Agreements, the Board, including the Independent Trustees, did not identify any single factor as controlling, and generally attributed different weights to various factors for the various Portfolios. The Board evaluated all information available to them on a Portfolio-by-Portfolio basis, and their decisions were made separately with respect to each Portfolio.

MSF-26

Metropolitan Series Fund

Loomis Sayles Small Cap Core Portfolio

Managed by Loomis, Sayles & Company, L.P.

Portfolio Manager Commentary*

PERFORMANCE

For the one year period ended December 31, 2013, the Class A, B, and E shares of the Loomis Sayles Small Cap Core Portfolio returned 41.04%, 40.68%, and 40.83%, respectively. The Portfolio’s benchmark, the Russell 2000 Index1, returned 38.82%.

MARKET ENVIRONMENT / CONDITIONS

Capping out one of the best years on record, stocks closed 2013 with strong, broadly distributed gains that cut across investment styles, market cap ranges and a majority of economic sectors. Market returns were driven by higher valuations and the continued flow of funds out of fixed income investments and into stocks. Investor sentiment and optimism toward equities was supported by the assumption the U.S. economy was transitioning from an extended recovery stage following the financial crisis, to an expansionary stage. Monetary conditions remained accommodative, and investors were satisfied with the data dependent and measured pace the Federal Reserve is maintaining with plans to withdraw monetary stimulus. For the calendar year, small cap stocks outperformed large cap stocks and value stocks dramatically underperformed growth stocks with the Small Cap Russell 2000 Index posting its ninth best return since 1950.

PORTFOLIO REVIEW / PERIOD END POSITIONING

The Portfolio out performed its benchmark, the Russell 2000 Index over the last twelve months due to strong stock selection with overall sector allocation a slight positive. Relative to the benchmark, the Industrials sector had the greatest impact to the Portfolio, followed by the Energy and Financials sectors. Strong stock selection was evident in all three sectors.

MarketAxess Holdings, Inc., WageWorks, Inc. and Financial Engines, Inc. were the largest contributors to the Portfolio’s outperformance. MarketAxess Holdings, a provider of electronic trading platforms for U.S. and international corporate bonds, outperformed due to higher trading volumes associated with rising long-term interest rates. In addition, the company’s strategic alliance with Blackrock, an acquisition in Europe, and opportunities in the high yield, emerging markets, and credit default swap businesses all improved the outlook and supported a higher valuation. WageWorks is a leading on-demand provider of tax-advantaged programs for consumer-directed health, commuter and other employee spending account benefits in the U.S. WageWorks continued to execute strategic acquisitions that further augmented growth. The stock has also been helped as the Affordable Care Act has increased the role of consumer- and employee-driven benefits. Long-time holding Financial Engines, Inc., a provider of investment advice to 401(k) plan participants, rose over 150% in 2013. The company reported a strong third quarter with robust adoption rates and a positive outlook for the remainder of the year, which pushed its share price higher.

DFC Global Group, Titan Machinery, Inc., and American Campus Communities all detracted from the Portfolio’s performance. DFC Global offers financial services such as consumer loans, secured pawn loans and check cashing services, as well as, buying gold. DFC Global underperformed as they lowered guidance due to United Kingdom regulatory actions in the payday industry, which remain unresolved. In addition, the lower price of gold has an impact on the pawn business. While the Portfolio continues to own the shares, the position has been reduced. Titan Machinery is a full-service specialty retailer of new and used agricultural and construction equipment and related products and services. The shares were eliminated as the agriculture environment remained challenging due to dry conditions and high temperatures in the farm land, while the construction segment was impacted by a weak economic recovery. American Campus Communities owns and operates on- and off-campus housing within close proximity to colleges and universities. The stock declined on concerns over rising interest rates and slowing rent growth due to aggressive leasing by under-occupied competitors. The Portfolio reduced the position during 2013.

Some additions to the Portfolio during the period included Insperity, Inc., Masonite International Corp., and Retail Opportunity Investments Corp. Insperity, Inc. is a Professional Employer Organization (PEO), providing human resources services such as payroll, employment administration, employee benefits, workers compensation, government compliance, performance management, and training & development services to small- and medium-sized businesses. With small- and medium-sized businesses facing significant changes in regulation and increases in health care costs, the value proposition of a PEO is set to increase in 2014. Masonite International Corp. is a leading manufacturer of interior doors for residential new construction, repair, renovation and remodeling markets. The company emerged from bankruptcy in 2009, and has since pursued a strategy of consolidating a previously fragmented market. With a stronger market share and a rationalized cost base, operating leverage should be favorably driven by improved volumes and better pricing. Retail Opportunity Investments Corp. is a real estate investment trust (REIT) that manages a Portfolio of 51 assets–all shopping or grocery store anchored–on the West Coast, primarily in California. The strategy is to acquire properties, including off-market properties selling at attractive prices, in addition to well located but undermanaged properties that require redevelopment or re-tenanting or other management.

The Portfolio also eliminated some securities on diminished fundamental prospects. Positions in some holdings were reduced on price appreciation following acquisition announcements or on price strength. While we do not make major adjustments to the Portfolio based on near-term macroeconomic expectations, they are part of the mosaic of inputs and we can adjust position sizes to reflect our fundamental level of conviction and the risk/reward outlook.

MSF-1

Metropolitan Series Fund

Loomis Sayles Small Cap Core Portfolio

Managed by Loomis, Sayles & Company, L.P.

Portfolio Manager Commentary*—(Continued)

As a result of the individual stock decisions we made, the weight in the Financials sector increased about 2.3% while the Information Technology sector declined about 1.5% and the Materials sector declined by about 1.1%. All other sectors weightings remained relatively unchanged.

Our equity management philosophy is built around what we view as our greatest strength: selecting attractive companies through rigorous, fundamental, bottom-up analysis. Our philosophy is rooted in the belief that strong fundamental research conducted by a team of dedicated investment professionals is key to positive stock selection. The style emphasizes security selection as opposed to sector rotation or market timing and seeks to invest in small sized companies, which we believe are attractively valued and have prospects for sustainable growth and profitability.

Mark Burns

John Slavik

Joe Gatz

Jeff Schwartz

Portfolio Managers

Loomis, Sayles & Company, L.P.

* This commentary may include statements that constitute “forward-looking statements” under the U.S. securities laws. Forward-looking statements include, among other things, projections, estimates, and information about possible or future results related to the Portfolio, market or regulatory developments. The views expressed above are not guarantees of future performance or economic results and involve certain risks, uncertainties and assumptions that could cause actual outcomes and results to differ materially from the views expressed herein. The views expressed above are subject to change at any time based upon economic, market, or other conditions and the subadvisory firm undertakes no obligation to update the views expressed herein. Any discussions of specific securities should not be considered a recommendation to buy or sell those securities. The views expressed above (including any forward-looking statement) may not be relied upon as investment advice or as an indication of the Portfolio’s trading intent. Information about the Portfolio’s holdings, asset allocation or country diversification is historical and is not an indication of future Portfolio composition, which may vary. Direct investment in any index is not possible. The performance of any index mentioned in this commentary has not been adjusted for ongoing management, distribution and operating expenses, and sales charges applicable to mutual fund investments. In addition, the returns do not reflect additional fees charged by separate accounts or variable insurance contracts that an investor in the Portfolio may pay. If these additional fees were reflected, performance would have been lower.

MSF-2

Metropolitan Series Fund

Loomis Sayles Small Cap Core Portfolio

A $10,000 INVESTMENT COMPARED TO THE RUSSELL 2000 INDEX

AVERAGE ANNUAL RETURNS (%) (FOR THE YEAR ENDED DECEMBER 31, 2013)

	1 Year	5 Year	10 Year
Loomis Sayles Small Cap Core Portfolio
Class A	41.04	21.97	10.89
Class B	40.68	21.67	10.63
Class E	40.83	21.79	10.73
Russell 2000 Index	38.82	20.08	9.07

1 The Russell 2000 Index is an unmanaged measure of performance of the 2,000 smallest companies in the Russell 3000® Index.

Portfolio performance is calculated including reinvestment of all income and capital gain distributions. Performance numbers are net of all Portfolio expenses but do not include any insurance, sales, separate account or administrative charges of variable annuity or life insurance contracts or any additional expenses that participants may bear relating to the operations of their plans. If these charges were included, the returns would be lower. The performance of any index referenced above has not been adjusted for ongoing management, distribution and operating expenses, and sales charges applicable to mutual fund investments. Direct investment in any index is not possible. The performance of Class A shares, as set forth in the line graph above, will differ from that of other classes because of the difference in expenses paid by policyholders investing in the different share classes.

This information represents past performance and is not indicative of future results. Investment return and principal value may fluctuate so that shares, upon redemption, may be worth more or less than the original cost.

PORTFOLIO COMPOSITION AS OF DECEMBER 31, 2013

Top Holdings

% of Net Assets
RBC Bearings, Inc.	1.0
Helix Energy Solutions Group, Inc.	0.9
MarketAxess Holdings, Inc.	0.9
Genesee & Wyoming, Inc. - Class A	0.8
Jarden Corp.	0.7
Cathay General Bancorp	0.7
Euronet Worldwide, Inc.	0.7
Dealertrack Technologies, Inc.	0.7
Semtech Corp.	0.7
Littelfuse, Inc.	0.7

Top Sectors

% of Market Value of Total Long-Term Investments
Industrials	21.6
Financials	20.8
Information Technology	18.0
Consumer Discretionary	16.7
Health Care	9.9
Energy	4.9
Materials	3.8
Utilities	2.1
Consumer Staples	1.9
Telecommunication Services	0.3

MSF-3

Metropolitan Series Fund

Loomis Sayles Small Cap Core Portfolio

Understanding Your Portfolio’s Expenses

Shareholder Expense Example

As a shareholder of the Portfolio, you incur ongoing costs, including management fees; distribution and service (12b-1) fees; and other Portfolio expenses. This example is intended to help you understand your ongoing costs (in dollars) (referred to as “expenses”) of investing in the Portfolio and compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period, July 1, 2013 through December 31, 2013.

Actual Expenses

The first line for each share class of the Portfolio in the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested in the particular share class of the Portfolio, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line for each share class of the Portfolio in the table below provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any fees or charges of your variable insurance product or any additional expenses that participants in certain eligible qualified plans may bear relating to the operations of their plan. Therefore, the second line for each share class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these other costs were included, your costs would have been higher.

Loomis Sayles Small Cap Core Portfolio		Annualized Expense Ratio	Beginning Account Value July 1, 2013	Ending Account Value December 31, 2013	Expenses Paid During Period** July 1, 2013 to December 31, 2013
Class A(a)	Actual	0.87%	$1,000.00	$1,195.70	$4.81
	Hypothetical*	0.87%	$1,000.00	$1,020.82	$4.43

Class B(a)	Actual	1.12%	$1,000.00	$1,194.20	$6.19
	Hypothetical*	1.12%	$1,000.00	$1,019.56	$5.70

Class E(a)	Actual	1.02%	$1,000.00	$1,194.80	$5.64
	Hypothetical*	1.02%	$1,000.00	$1,020.06	$5.19

* Hypothetical assumes a rate of return of 5% per year before expenses.

** Expenses paid are equal to the Portfolio’s annualized expense ratio for the most recent six month period, as shown above, multiplied by the average account value over the period, multiplied by the number of days (184 days) in the most recent fiscal half-year, divided by 365 (to reflect the one-half year period).

(a) The annualized expense ratio shown reflects the impact of the management fee waiver as described in Note 5 of the Notes to Financial Statements.

MSF-4

Metropolitan Series Fund

Loomis Sayles Small Cap Core Portfolio

Schedule of Investments as of December 31, 2013

Common Stocks—98.9% of Net Assets

Security Description	Shares	Value

Aerospace & Defense—0.5%
Hexcel Corp. (a)	56,890	$2,542,414

Air Freight & Logistics—0.4%
XPO Logistics, Inc. (a) (b)	86,188	2,265,883

Airlines—0.5%
Spirit Airlines, Inc. (a)	55,272	2,509,902

Auto Components—1.7%
Dana Holding Corp.	94,923	1,862,389
Dorman Products, Inc. (a) (b)	40,935	2,295,226
Drew Industries, Inc.	34,185	1,750,272
Remy International, Inc.	48,785	1,137,666
Tenneco, Inc. (a)	29,634	1,676,395

		8,721,948

Biotechnology—1.9%
Alkermes plc (a)	49,983	2,032,309
Cubist Pharmaceuticals, Inc. (a) (b)	22,256	1,532,771
Emergent Biosolutions, Inc. (a)	74,982	1,723,836
Exact Sciences Corp. (a) (b)	115,572	1,351,037
InterMune, Inc. (a) (b)	90,483	1,332,814
NPS Pharmaceuticals, Inc. (a)	56,413	1,712,699

		9,685,466

Building Products—1.1%
Apogee Enterprises, Inc.	49,580	1,780,418
Armstrong World Industries, Inc. (a)	36,335	2,093,259
Masonite International Corp. (a) (b)	27,473	1,648,380

		5,522,057

Capital Markets—2.7%
Ares Capital Corp.	113,498	2,016,860
Artisan Partners Asset Management, Inc. - Class A	36,878	2,404,077
Fifth Street Finance Corp.	161,981	1,498,324
Financial Engines, Inc.	30,217	2,099,477
Hercules Technology Growth Capital, Inc. (b)	86,461	1,417,960
Safeguard Scientifics, Inc. (a) (b)	76,218	1,531,220
Stifel Financial Corp. (a)	57,595	2,759,952

		13,727,870

Chemicals—2.0%
Cabot Corp.	57,263	2,943,318
Flotek Industries, Inc. (a) (b)	79,800	1,601,586
Minerals Technologies, Inc.	16,874	1,013,621
Olin Corp. (b)	27,839	803,155
Tronox, Ltd. - Class A	79,193	1,826,983
WR Grace & Co. (a)	13,728	1,357,288
Zep, Inc.	31,302	568,444

		10,114,395

Commercial Banks—8.7%
BancorpSouth, Inc. (b)	127,001	3,228,365
Bank of the Ozarks, Inc. (b)	39,909	2,258,450
Boston Private Financial Holdings, Inc.	120,809	1,524,610

Commercial Banks—(Continued)
Cathay General Bancorp	135,566	$3,623,679
City National Corp.	36,994	2,930,665
CVB Financial Corp. (b)	114,593	1,956,103
First Financial Bancorp	114,736	1,999,849
First Financial Bankshares, Inc. (b)	28,306	1,877,254
Iberiabank Corp.	38,629	2,427,833
PacWest Bancorp (b)	74,074	3,127,404
Pinnacle Financial Partners, Inc.	60,554	1,969,822
Popular, Inc. (a)	55,215	1,586,327
PrivateBancorp, Inc.	52,236	1,511,187
Prosperity Bancshares, Inc. (b)	44,806	2,840,252
Signature Bank (a)	29,853	3,206,809
SVB Financial Group (a)	19,752	2,071,195
Texas Capital Bancshares, Inc. (a)	39,235	2,440,417
Tristate Capital Holdings, Inc. (a) (b)	101,863	1,208,095
Wintrust Financial Corp. (b)	64,603	2,979,490

		44,767,806

Commercial Services & Supplies—3.4%
ACCO Brands Corp. (a) (b)	163,879	1,101,267
Interface, Inc.	96,531	2,119,821
KAR Auction Services, Inc.	99,809	2,949,356
Knoll, Inc.	101,308	1,854,949
McGrath RentCorp	35,716	1,421,497
Performant Financial Corp. (a)	58,519	602,746
Rollins, Inc.	69,966	2,119,270
Viad Corp.	52,318	1,453,394
Waste Connections, Inc. (b)	44,866	1,957,504
West Corp. (b)	67,685	1,740,181

		17,319,985

Communications Equipment—0.6%
Ciena Corp. (a) (b)	80,289	1,921,316
Harmonic, Inc. (a)	78,908	582,341
NETGEAR, Inc. (a) (b)	24,685	813,124

		3,316,781

Computers & Peripherals—0.3%
QLogic Corp. (a)	128,975	1,525,774

Construction & Engineering—1.1%
MasTec, Inc. (a) (b)	52,286	1,710,798
MYR Group, Inc. (a)	62,597	1,569,933
Primoris Services Corp.	81,283	2,530,340

		5,811,071

Consumer Finance—0.9%
Credit Acceptance Corp. (a)	10,851	1,410,522
DFC Global Corp. (a)	70,861	811,358
Encore Capital Group, Inc. (a) (b)	43,354	2,178,972

		4,400,852

Distributors—0.7%
Core-Mark Holding Co., Inc.	21,478	1,630,825

See accompanying notes to financial statements.

MSF-5

Metropolitan Series Fund

Loomis Sayles Small Cap Core Portfolio

Schedule of Investments as of December 31, 2013

Common Stocks—(Continued)

Security Description	Shares	Value

Distributors—(Continued)
Pool Corp.	36,325	$2,111,935

		3,742,760

Diversified Consumer Services—1.4%
Bright Horizons Family Solutions, Inc. (a)	49,681	1,825,280
Grand Canyon Education, Inc. (a)	75,160	3,276,976
LifeLock, Inc. (a) (b)	142,607	2,340,181

		7,442,437

Diversified Financial Services—0.9%
MarketAxess Holdings, Inc.	68,718	4,595,173

Diversified Telecommunication Services—0.3%
8x8, Inc. (a)	152,852	1,552,976

Electric Utilities—1.5%
ALLETE, Inc.	66,280	3,306,046
ITC Holdings Corp. (b)	14,935	1,431,072
UIL Holdings Corp. (b)	78,533	3,043,154

		7,780,272

Electrical Equipment—2.0%
AZZ, Inc.	59,955	2,929,401
EnerSys, Inc. (b)	35,811	2,509,993
General Cable Corp. (b)	39,621	1,165,254
Global Power Equipment Group, Inc.	35,735	699,334
Polypore International, Inc. (a) (b)	40,784	1,586,497
Thermon Group Holdings, Inc. (a)	61,200	1,672,596

		10,563,075

Electronic Equipment, Instruments & Components—4.2%
Belden, Inc.	38,619	2,720,709
Checkpoint Systems, Inc. (a)	81,022	1,277,717
Cognex Corp.	25,048	956,333
FEI Co.	24,140	2,157,150
IPG Photonics Corp. (a) (b)	25,818	2,003,735
Littelfuse, Inc.	36,799	3,419,731
Measurement Specialties, Inc. (a)	39,337	2,387,362
Methode Electronics, Inc.	55,977	1,913,854
Rogers Corp. (a)	41,534	2,554,341
Vishay Intertechnology, Inc. (a) (b)	172,997	2,293,940

		21,684,872

Energy Equipment & Services—2.7%
Bristow Group, Inc.	35,264	2,646,916
Dril-Quip, Inc. (a)	18,350	2,017,215
Forum Energy Technologies, Inc. (a)	66,930	1,891,442
Helix Energy Solutions Group, Inc. (a)	206,384	4,783,981
Parker Drilling Co. (a)	345,529	2,809,151

		14,148,705

Food & Staples Retailing—1.0%
Casey’s General Stores, Inc.	22,528	1,582,592
Spartan Stores, Inc.	74,863	1,817,674

Food & Staples Retailing—(Continued)
Susser Holdings Corp. (a) (b)	30,903	2,023,837

		5,424,103

Food Products—0.8%
Darling International, Inc. (a)	76,427	1,595,796
Ingredion, Inc.	18,098	1,238,989
J&J Snack Foods Corp. (b)	12,914	1,144,051

		3,978,836

Health Care Equipment & Supplies—3.4%
Analogic Corp.	15,815	1,400,576
Cardiovascular Systems, Inc. (a)	31,864	1,092,617
Endologix, Inc. (a)	100,313	1,749,459
Globus Medical, Inc. - Class A (a)	76,982	1,553,497
Insulet Corp. (a)	53,020	1,967,042
Novadaq Technologies, Inc. (a)	114,042	1,880,553
Quidel Corp. (a)	60,087	1,856,087
Spectranetics Corp. (a)	95,843	2,396,075
SurModics, Inc. (a)	34,711	846,601
Teleflex, Inc. (b)	26,766	2,512,257

		17,254,764

Health Care Providers & Services—2.6%
Acadia Healthcare Co., Inc. (a) (b)	49,638	2,349,367
Bio-Reference Labs, Inc. (a) (b)	58,145	1,485,023
Hanger, Inc. (a)	46,020	1,810,427
IPC The Hospitalist Co., Inc. (a)	16,439	976,312
MEDNAX, Inc. (a)	28,434	1,517,807
MWI Veterinary Supply, Inc. (a)	5,814	991,810
Team Health Holdings, Inc. (a)	45,303	2,063,552
WellCare Health Plans, Inc. (a)	29,809	2,099,150

		13,293,448

Health Care Technology—0.7%
MedAssets, Inc. (a)	89,453	1,773,853
Medidata Solutions, Inc. (a)	31,986	1,937,392

		3,711,245

Hotels, Restaurants & Leisure—3.8%
AFC Enterprises, Inc. (a)	46,623	1,794,986
Churchill Downs, Inc.	34,541	3,096,601
Cracker Barrel Old Country Store, Inc.	13,948	1,535,256
Diamond Resorts International, Inc. (a)	115,289	2,128,235
Marriott Vacations Worldwide Corp. (a)	55,619	2,934,459
Noodles & Co. (a)	32,882	1,181,121
Six Flags Entertainment Corp. (b)	64,383	2,370,582
Texas Roadhouse, Inc.	72,245	2,008,411
Vail Resorts, Inc.	31,257	2,351,464

		19,401,115

Household Durables—1.0%
Jarden Corp. (a)	60,700	3,723,945
La-Z-Boy, Inc.	40,040	1,241,240

		4,965,185

See accompanying notes to financial statements.

MSF-6

Metropolitan Series Fund

Loomis Sayles Small Cap Core Portfolio

Schedule of Investments as of December 31, 2013

Common Stocks—(Continued)

Security Description	Shares	Value

Industrial Conglomerates—0.6%
Raven Industries, Inc. (b)	75,215	$3,094,345

Insurance—2.3%
Employers Holdings, Inc.	107,047	3,388,038
HCC Insurance Holdings, Inc.	69,909	3,225,601
ProAssurance Corp.	52,352	2,538,025
Reinsurance Group of America, Inc.	32,808	2,539,667

		11,691,331

Internet & Catalog Retail—1.6%
HomeAway, Inc. (a) (b)	75,887	3,102,260
HSN, Inc.	38,029	2,369,207
Liberty Ventures - Series A (a)	20,807	2,550,730

		8,022,197

Internet Software & Services—3.0%
Cornerstone OnDemand, Inc. (a)	39,032	2,081,967
CoStar Group, Inc. (a)	12,218	2,255,198
Dealertrack Technologies, Inc. (a)	72,070	3,465,126
Envestnet, Inc. (a)	44,765	1,804,030
OpenTable, Inc. (a) (b)	24,538	1,947,581
Perficient, Inc. (a)	85,020	1,991,168
Shutterstock, Inc. (a)	21,732	1,817,447

		15,362,517

IT Services—2.8%
Cardtronics, Inc. (a)	29,939	1,300,850
Convergys Corp.	110,010	2,315,711
EPAM Systems, Inc. (a)	61,383	2,144,722
Euronet Worldwide, Inc. (a)	72,751	3,481,135
InterXion Holding NV (a)	78,357	1,850,009
WEX, Inc. (a)	34,282	3,394,946

		14,487,373

Life Sciences Tools & Services—0.3%
Fluidigm Corp. (a)	40,344	1,545,982

Machinery—5.4%
Actuant Corp. - Class A (b)	37,357	1,368,760
Alamo Group, Inc.	19,031	1,154,991
Albany International Corp. - Class A	55,990	2,011,721
Altra Industrial Motion Corp.	88,411	3,025,424
John Bean Technologies Corp.	92,012	2,698,712
Manitowoc Co., Inc. (The)	100,290	2,338,763
Middleby Corp. (The) (a)	8,981	2,155,171
Proto Labs, Inc. (a)	25,624	1,823,916
RBC Bearings, Inc. (a)	74,540	5,273,705
Trimas Corp. (a)	68,765	2,743,036
Wabtec Corp.	42,806	3,179,202

		27,773,401

Marine—0.6%
Kirby Corp. (a) (b)	29,200	2,898,100

Media—1.8%
Carmike Cinemas, Inc. (a)	82,640	2,300,698
EW Scripps Co. - Class A (a)	72,606	1,577,002
John Wiley & Sons, Inc. - Class A (b)	40,942	2,259,999
Live Nation Entertainment, Inc. (a)	67,867	1,341,052
National CineMedia, Inc.	91,543	1,827,198

		9,305,949

Metals & Mining—1.7%
Globe Specialty Metals, Inc.	63,725	1,147,687
Haynes International, Inc.	43,111	2,381,451
Horsehead Holding Corp. (a) (b)	118,895	1,927,288
Reliance Steel & Aluminum Co.	9,801	743,308
SunCoke Energy, Inc. (a)	122,912	2,803,623

		9,003,357

Multi-Utilities—0.5%
NorthWestern Corp.	56,084	2,429,559

Multiline Retail—0.2%
Fred’s, Inc. - Class A	70,479	1,305,271

Oil, Gas & Consumable Fuels—2.1%
Diamondback Energy, Inc. (a)	33,490	1,770,281
EPL Oil & Gas, Inc. (a)	108,437	3,090,454
Gulfport Energy Corp. (a)	34,246	2,162,635
Oasis Petroleum, Inc. (a)	41,915	1,968,748
Rosetta Resources, Inc. (a)	34,527	1,658,677

		10,650,795

Pharmaceuticals—1.0%
Mallinckrodt plc (a) (b)	29,220	1,527,037
Medicines Co. (The) (a)	26,690	1,030,768
Pacira Pharmaceuticals, Inc. (a)	23,228	1,335,378
Sagent Pharmaceuticals, Inc. (a)	43,415	1,101,872

		4,995,055

Professional Services—2.2%
Advisory Board Co. (The) (a) (b)	28,712	1,828,093
Corporate Executive Board Co. (The)	35,054	2,714,231
Huron Consulting Group, Inc. (a)	33,076	2,074,527
Insperity, Inc.	11,971	432,512
On Assignment, Inc. (a)	58,038	2,026,687
WageWorks, Inc. (a)	35,918	2,134,966

		11,211,016

Real Estate Investment Trusts—4.7%
American Campus Communities, Inc.	37,789	1,217,184
BioMed Realty Trust, Inc.	125,651	2,276,796
CubeSmart	168,425	2,684,694
DuPont Fabros Technology, Inc. (b)	32,518	803,520
Hersha Hospitality Trust	393,951	2,194,307
Home Properties, Inc.	29,420	1,577,500
Mid-America Apartment Communities, Inc.	38,920	2,364,001
National Retail Properties, Inc. (b)	48,564	1,472,946
Omega Healthcare Investors, Inc.	78,661	2,344,098

See accompanying notes to financial statements.

MSF-7

Metropolitan Series Fund

Loomis Sayles Small Cap Core Portfolio

Schedule of Investments as of December 31, 2013

Common Stocks—(Continued)

Security Description	Shares	Value

Real Estate Investment Trusts—(Continued)
Potlatch Corp.	56,027	$2,338,567
Retail Opportunity Investments Corp. (b)	146,641	2,158,555
Sovran Self Storage, Inc.	43,715	2,848,907

		24,281,075

Road & Rail—1.9%
Avis Budget Group, Inc. (a)	54,502	2,202,971
Genesee & Wyoming, Inc. - Class A (a)	44,359	4,260,682
Old Dominion Freight Line, Inc. (a)	62,631	3,320,695

		9,784,348

Semiconductors & Semiconductor Equipment—2.9%
Cavium, Inc. (a)	46,802	1,615,137
Hittite Microwave Corp. (a)	29,591	1,826,652
Magnachip Semiconductor Corp. (a)	85,453	1,666,334
Monolithic Power Systems, Inc. (a)	52,049	1,804,018
Semtech Corp. (a)	135,803	3,433,100
Silicon Laboratories, Inc. (a)	39,456	1,708,839
Teradyne, Inc. (a) (b)	154,309	2,718,925

		14,773,005

Software—4.0%
Aspen Technology, Inc. (a)	65,457	2,736,103
CommVault Systems, Inc. (a)	25,778	1,930,257
FleetMatics Group plc (a)	26,741	1,156,548
Guidewire Software, Inc. (a) (b)	56,437	2,769,364
Imperva, Inc. (a)	41,200	1,982,956
Monotype Imaging Holdings, Inc.	37,424	1,192,329
SS&C Technologies Holdings, Inc. (a)	58,143	2,573,409
Synchronoss Technologies, Inc. (a)	70,262	2,183,040
Ultimate Software Group, Inc. (a)	17,933	2,747,694
Verint Systems, Inc. (a)	33,226	1,426,724

		20,698,424

Specialty Retail—3.1%
Asbury Automotive Group, Inc. (a)	36,487	1,960,811
Barnes & Noble, Inc. (a)	70,158	1,048,862
Cabela’s, Inc. (a)	23,772	1,584,641
Chico’s FAS, Inc.	81,771	1,540,566
Genesco, Inc. (a)	42,478	3,103,443
Hibbett Sports, Inc. (a) (b)	32,103	2,157,643
Rent-A-Center, Inc. (b)	34,039	1,134,860
Restoration Hardware Holdings, Inc. (a)	20,702	1,393,244
Sally Beauty Holdings, Inc. (a)	74,307	2,246,301

		16,170,371

Textiles, Apparel & Luxury Goods—1.2%
Deckers Outdoor Corp. (a) (b)	23,820	2,011,837
Oxford Industries, Inc.	30,060	2,424,940
Tumi Holdings, Inc. (a)	75,991	1,713,597

		6,150,374

Thrifts & Mortgage Finance—0.4%
Capitol Federal Financial, Inc.	117,259	1,420,006
Federal Agricultural Mortgage Corp. - Class C	22,206	760,556

		2,180,562

Trading Companies & Distributors—1.1%
DXP Enterprises, Inc. (a)	23,152	2,667,110
H&E Equipment Services, Inc. (a)	38,169	1,130,948
Rush Enterprises, Inc. - Class A (a)	64,177	1,902,848

		5,700,906

Transportation Infrastructure—0.6%
Macquarie Infrastructure Co. LLC	35,213	1,916,643
Wesco Aircraft Holdings, Inc. (a)	55,891	1,225,131

		3,141,774

Water Utilities—0.1%
Middlesex Water Co.	26,943	564,186

Total Common Stocks (Cost $326,789,716)		508,992,443

Short-Term Investments—17.9%

Mutual Fund—16.7%
State Street Navigator Securities Lending MET Portfolio (c)	85,783,470	85,783,470

Repurchase Agreement—1.2%
Fixed Income Clearing Corp. Repurchase Agreement dated 12/31/13 at 0.000% to be repurchased at $6,131,000 on 01/02/14, collateralized by $6,225,000 U.S. Treasury Note at 0.875% due 01/31/17 with a value of $6,256,125.	6,131,000	6,131,000

Total Short-Term Investments (Cost $91,914,470)		91,914,470

Total Investments—116.8% (Cost $418,704,186) (d)		600,906,913
Other assets and liabilities (net)—(16.8)%		(86,597,805)

Net Assets—100.0%		$514,309,108

*	Principal amount stated in U.S. dollars unless otherwise noted.
(a)	Non-income producing security.
(b)	All or a portion of the security was held on loan. As of December 31, 2013, the market value of securities loaned was $84,111,923 and the collateral received consisted of cash in the amount of $85,783,470 and non-cash collateral with a value of $243,527. The cash collateral is invested in a money market fund managed by an affiliate of the custodian. The non-cash collateral received consists primarily of government securities and bank letters of credit, and is held for the

See accompanying notes to financial statements.

MSF-8

Metropolitan Series Fund

Loomis Sayles Small Cap Core Portfolio

Schedule of Investments as of December 31, 2013

benefit of the Portfolio at the Portfolio’s custodian. The Portfolio cannot repledge or resell this collateral. As such, this collateral is excluded from the Statement of Assets and Liabilities.
(c)	Represents investment of cash collateral received from securities lending transactions.
(d)	As of December 31, 2013, the aggregate cost of investments for federal income tax purposes was $418,549,577. The aggregate unrealized appreciation and depreciation of investments were $185,488,110 and $(3,130,774), respectively, resulting in net unrealized appreciation of $182,357,336 for federal income tax purposes.

Fair Value Hierarchy

Accounting principles generally accepted in the United States of America (“GAAP”) define fair market value as the price that the Portfolio would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. It establishes a fair value hierarchy that prioritizes inputs to valuation methods and requires disclosure of the fair value hierarchy that segregates fair value measurements into three levels. Levels 1, 2 and 3 of the fair value hierarchy are defined as follows:

Level 1 - unadjusted quoted prices in active markets for identical investments

Level 2 - other significant observable inputs (including, but not limited to, unadjusted quoted prices for similar investments in markets that are either active or inactive; inputs other than quoted prices that are observable such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks, default rates, etc.)

Level 3 - significant unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are unavailable (including the Portfolio’s own assumptions in determining the fair value of investments)

The inputs or methodologies used for valuing investments are not necessarily an indication of the risk associated with investing in them. Changes to the inputs or methodologies used may result in transfers between levels, which will be recognized as of the beginning of the reporting period. Information on transfers between Level 1 and Level 2, if any, will be disclosed following the fair value hierarchy table below. A reconciliation of Level 3 securities, if any, will also be disclosed following the fair value hierarchy table. For more information about the Portfolio’s policy regarding the valuation of investments, please refer to the Notes to Financial Statements.

The following table summarizes the fair value hierarchy of the Portfolio’s investments as of December 31, 2013:

Description	Level 1	Level 2	Level 3	Total
Total Common Stocks*	$508,992,443	$—	$—	$508,992,443
Short-Term Investments
Mutual Fund	85,783,470	—	—	85,783,470
Repurchase Agreement	—	6,131,000	—	6,131,000
Total Short-Term Investments	85,783,470	6,131,000	—	91,914,470
Total Investments	$594,775,913	$6,131,000	$—	$600,906,913

Collateral for securities loaned (Liability)	$—	$(85,783,470)	$—	$(85,783,470)

*	See Schedule of Investments for additional detailed categorizations.

See accompanying notes to financial statements.

MSF-9

Metropolitan Series Fund

Loomis Sayles Small Cap Core Portfolio

Statement of Assets and Liabilities

December 31, 2013

Assets
Investments at value (a) (b)	$600,906,913
Cash	49,026
Receivable for:
Investments sold	144,066
Fund shares sold	371,755
Dividends	421,405
Prepaid expenses	14,609

Total Assets	601,907,774
Liabilities
Collateral for securities loaned	85,783,470
Payables for:
Investments purchased	564,024
Fund shares redeemed	735,307
Accrued expenses:
Management fees	350,959
Distribution and service fees	44,293
Deferred trustees’ fees	55,012
Other expenses	65,601

Total Liabilities	87,598,666

Net Assets	$514,309,108

Net assets consist of:
Paid in surplus	$267,136,793
Undistributed net investment loss	(17,991)
Accumulated net realized gain	64,987,579
Unrealized appreciation on investments	182,202,727

Net Assets	$514,309,108

Net Assets
Class A	$285,953,525
Class B	190,073,761
Class E	38,281,822
Capital Shares Outstanding*
Class A	886,383
Class B	606,310
Class E	120,726
Net Asset Value, Offering Price and Redemption Price Per Share
Class A	$322.61
Class B	313.49
Class E	317.10

*	The Portfolio is authorized to issue an unlimited number of shares.
(a)	Identified cost of investments was $418,704,186.
(b)	Includes securities loaned at value of $84,111,923.

Statement of Operations

Year Ended December 31, 2013

Investment Income
Dividends	$4,597,457
Interest	428
Securities lending income	277,255

Total investment income	4,875,140
Expenses
Management fees	4,158,330
Administration fees	6,820
Custodian and accounting fees	58,364
Distribution and service fees—Class B	426,182
Distribution and service fees—Class E	54,525
Audit and tax services	37,723
Legal	27,754
Trustees’ fees and expenses	35,359
Shareholder reporting	73,351
Insurance	2,809
Miscellaneous	9,272

Total expenses	4,890,489
Less management fee waiver	(361,703)
Less broker commission recapture	(26,793)

Net expenses	4,501,993

Net Investment Income	373,147

Net Realized and Unrealized Gain
Net realized gain on investments	64,835,389

Net change in unrealized appreciation on investments	91,746,038

Net realized and unrealized gain	156,581,427

Net Increase in Net Assets From Operations	$156,954,574

See accompanying notes to financial statements.

MSF-10

Metropolitan Series Fund

Loomis Sayles Small Cap Core Portfolio

Statements of Changes in Net Assets

	Year Ended December 31, 2013	Year Ended December 31, 2012
Increase (Decrease) in Net Assets:
From Operations
Net investment income	$373,147	$2,249,538
Net realized gain	64,835,389	34,227,721
Net change in unrealized appreciation	91,746,038	18,324,180

Increase in net assets from operations	156,954,574	54,801,439

From Distributions to Shareholders
Net investment income
Class A	(1,108,880)	0
Class B	(391,616)	0
Class E	(114,151)	0
Net realized capital gains
Class A	(18,804,683)	(5,655,967)
Class B	(12,961,708)	(3,818,870)
Class E	(2,795,689)	(866,084)

Total distributions	(36,176,727)	(10,340,921)

Decrease in net assets from capital share transactions	(13,242,863)	(34,078,363)

Total increase in net assets	107,534,984	10,382,155

Net Assets
Beginning of period	406,774,124	396,391,969

End of period	$514,309,108	$406,774,124

Undistributed Net Investment Income (Loss)
End of period	$(17,991)	$2,170,452

Other Information:

Capital Shares

Transactions in capital shares were as follows:

	Year Ended December 31, 2013		Year Ended December 31, 2012
	Shares	Value	Shares	Value
Class A
Sales	43,599	$12,263,636	26,861	$6,409,510
Reinvestments	81,068	19,913,563	23,747	5,655,967
Redemptions	(126,915)	(35,702,694)	(143,242)	(34,209,621)

Net decrease	(2,248)	$(3,525,495)	(92,634)	$(22,144,144)

Class B
Sales	51,845	$14,548,502	53,113	$12,439,394
Reinvestments	55,844	13,353,324	16,431	3,818,870
Redemptions	(121,124)	(33,321,684)	(101,301)	(23,714,171)

Net decrease	(13,435)	$(5,419,858)	(31,757)	$(7,455,907)

Class E
Sales	8,871	$2,471,043	10,198	$2,402,207
Reinvestments	12,039	2,909,840	3,691	866,084
Redemptions	(34,655)	(9,678,393)	(32,769)	(7,746,603)

Net decrease	(13,745)	$(4,297,510)	(18,880)	$(4,478,312)

Decrease derived from capital shares transactions		$(13,242,863)		$(34,078,363)

See accompanying notes to financial statements.

MSF-11

Metropolitan Series Fund

Loomis Sayles Small Cap Core Portfolio

Financial Highlights

Selected per share data
	Class A
	Year Ended December 31,
	2013	2012	2011	2010	2009
Net Asset Value, Beginning of Period	$250.37	$224.06	$222.98	$175.00	$134.79

Income (Loss) from Investment Operations
Net investment income (a)	0.53	1.56	0.13	0.43	0.31
Net realized and unrealized gain on investments	94.94	30.73	1.20	47.73	40.31

Total from investment operations	95.47	32.29	1.33	48.16	40.62

Less Distributions
Distributions from net investment income	(1.29)	0.00	(0.25)	(0.18)	(0.41)
Distributions from net realized capital gains	(21.94)	(5.98)	0.00	0.00	0.00

Total distributions	(23.23)	(5.98)	(0.25)	(0.18)	(0.41)

Net Asset Value, End of Period	$322.61	$250.37	$224.06	$222.98	$175.00

Total Return (%) (b)	41.04	14.55	0.59	27.53	30.25

Ratios/Supplemental Data
Gross ratio of expenses to average net assets (%)	0.95	0.97	0.96	0.96	0.99
Net ratio of expenses to average net assets (%) (c)	0.88	0.89	0.91	0.91	0.94
Ratio of net investment income to average net assets (%)	0.19	0.65	0.06	0.23	0.22
Portfolio turnover rate (%)	36	38	49	61	68
Net assets, end of period (in millions)	$286.0	$222.5	$219.9	$244.4	$218.1

	Class B
	Year Ended December 31,
	2013	2012	2011	2010	2009
Net Asset Value, Beginning of Period	$243.89	$218.94	$218.20	$171.53	$132.03

Income (Loss) from Investment Operations
Net investment income (loss) (a)	(0.18)	0.96	(0.41)	(0.02)	(0.05)
Net realized and unrealized gain on investments	92.38	29.97	1.15	46.69	39.55

Total from investment operations	92.20	30.93	0.74	46.67	39.50

Less Distributions
Distributions from net investment income	(0.66)	0.00	0.00	0.00	0.00
Distributions from net realized capital gains	(21.94)	(5.98)	0.00	0.00	0.00

Total distributions	(22.60)	(5.98)	0.00	0.00	0.00

Net Asset Value, End of Period	$313.49	$243.89	$218.94	$218.20	$171.53

Total Return (%) (b)	40.68	14.27	0.34	27.21	29.93

Ratios/Supplemental Data
Gross ratio of expenses to average net assets (%)	1.20	1.22	1.21	1.21	1.24
Net ratio of expenses to average net assets (%) (c)	1.13	1.14	1.16	1.16	1.19
Ratio of net investment income (loss) to average net assets (%)	(0.07)	0.41	(0.19)	(0.01)	(0.03)
Portfolio turnover rate (%)	36	38	49	61	68
Net assets, end of period (in millions)	$190.1	$151.2	$142.6	$141.7	$112.2

Please see following page for Financial Highlights footnote legend.

See accompanying notes to financial statements.

MSF-12

Metropolitan Series Fund

Loomis Sayles Small Cap Core Portfolio

Financial Highlights

Selected per share data
	Class E
	Year Ended December 31,
	2013	2012	2011	2010	2009
Net Asset Value, Beginning of Period	$246.44	$220.96	$219.99	$172.77	$132.99

Income (Loss) from Investment Operations
Net investment income (loss) (a)	0.09	1.18	(0.22)	0.14	0.09
Net realized and unrealized gain on investments	93.41	30.28	1.19	47.08	39.83

Total from investment operations	93.50	31.46	0.97	47.22	39.92

Less Distributions
Distributions from net investment income	(0.90)	0.00	0.00	0.00	(0.14)
Distributions from net realized capital gains	(21.94)	(5.98)	0.00	0.00	0.00

Total distributions	(22.84)	(5.98)	0.00	0.00	(0.14)

Net Asset Value, End of Period	$317.10	$246.44	$220.96	$219.99	$172.77

Total Return (%) (b)	40.83	14.38	0.44	27.34	30.05

Ratios/Supplemental Data
Gross ratio of expenses to average net assets (%)	1.10	1.12	1.11	1.11	1.14
Net ratio of expenses to average net assets (%) (c)	1.03	1.04	1.06	1.06	1.09
Ratio of net investment income (loss) to average net assets (%)	0.03	0.50	(0.10)	0.08	0.07
Portfolio turnover rate (%)	36	38	49	61	68
Net assets, end of period (in millions)	$38.3	$33.1	$33.9	$41.8	$40.2

(a)	Per share amounts based on average shares outstanding during the period.
(b)	Total return does not reflect any insurance, sales, separate account or administrative charges of variable annuity or life insurance contracts or any additional expenses that contract owners may bear under their variable contracts. If these charges were included, the returns would be lower.
(c)	Net ratio of expenses to average net assets includes the effect of the management fee waivers as detailed in Note 5 of the Notes to Financial Statements.

See accompanying notes to financial statements.

MSF-13

Metropolitan Series Fund

Loomis Sayles Small Cap Core Portfolio

Notes to Financial Statements—December 31, 2013

1. Organization

Metropolitan Series Fund (the “Trust”) is organized as a Delaware statutory trust and registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. The Trust is currently comprised of thirty series, each of which operates as a distinct investment vehicle of the Trust. The portfolio included in this report is Loomis Sayles Small Cap Core Portfolio (the “Portfolio”), which is diversified. Shares in the Portfolio are not offered directly to the general public and are currently available only to separate accounts established by Metropolitan Life Insurance Company (“MetLife”) and other affiliated life insurance companies.

The Portfolio has registered and offers three classes of shares: Class A, B, and E shares. Shares of each Class of the Portfolio represent an equal pro rata interest in the Portfolio and generally give the shareholder the same voting, dividend, liquidation, and other rights. Investment income, realized and unrealized capital gains and losses, the common expenses of the Portfolio, and certain Portfolio-level expense reductions, if any, are allocated on a pro rata basis to each Class based on the relative net assets of each Class to the net assets of the Portfolio. Each Class of shares differs in its respective distribution plan and such distribution expenses are allocated to that Class.

2. Significant Accounting Policies

The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America (“GAAP”) requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities as of the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates. In the preparation of these financial statements, management has evaluated events and transactions subsequent to December 31, 2013 through the date the financial statements were issued.

The following is a summary of significant accounting policies consistently followed by the Portfolio in the preparation of its financial statements.

Investment Valuation and Fair Value Measurements - Debt securities (other than short term obligations with a remaining maturity of sixty days or less), including corporate, convertible and municipal bonds and notes; obligations of the U.S. treasury and U.S. government agencies; sovereign issues; floating rate loans; and non-U.S. bonds, are generally valued on the basis of evaluated or composite bid quotations obtained from independent pricing services and/or brokers and dealers selected by MetLife Advisers, LLC (“MetLife Advisers” or the “Adviser”), an affiliate of MetLife, Inc., pursuant to authorization of the Board of Trustees of the Trust (the “Board” or “Trustees”). Such quotations utilize matrix pricing, which considers observable inputs including, among other things, issuer details, maturity dates, interest rates, yield curves, rates of prepayment, credit risks/spreads, default rates, reported trades, broker dealer quotes and quoted prices for similar securities. Securities that use similar valuation techniques and inputs as described above are generally categorized as Level 2 within the fair value hierarchy.

Mortgage and asset-backed securities are usually issued as separate tranches, or classes, of securities within each deal. These securities are also generally valued on the basis of evaluated or composite bid quotations obtained from independent pricing services and/or brokers and dealers selected by the Adviser pursuant to authorization of the Board. The pricing models for these securities usually consider tranche-level attributes, estimated cash flows and market-based yield spreads for each tranche and current market data, and incorporate deal collateral performance, as available. Mortgage and asset-backed securities that use similar valuation techniques and inputs as described above are generally categorized as Level 2 within the fair value hierarchy.

Short term obligations with a remaining maturity of sixty days or less are generally valued at amortized cost, which approximates fair market value, and are generally categorized as Level 2 within the fair value hierarchy.

Domestic and foreign equity securities, such as common stock, exchange-traded funds, rights, warrants, and preferred stock, that are traded on a securities exchange, are generally valued at their last sale price on the exchange or market in which they are principally traded on the valuation date, or, if no sales occurred on that day, at the last reported bid price. Equity securities traded over-the-counter are generally valued at the last reported sale price. Valuation adjustments may be applied to certain foreign equity securities that are traded solely on foreign exchanges that close before the close of the U.S. market to account for the market movement between the close of the foreign exchanges and the close of the U.S. market. The Portfolio may use a systematic fair valuation model provided by an independent third party to value securities principally traded in these foreign markets in order to adjust for possible stale pricing that may occur between the close of the foreign exchanges and the time of the Portfolio valuation. Foreign equity securities using these valuation adjustments are generally categorized as Level 2 within the fair value hierarchy. Equity securities that are actively traded, and have no valuation adjustments applied, are categorized as Level 1 within the fair value hierarchy. Other equity securities traded on inactive markets, or valued in reference to similar instruments traded on active markets, are generally categorized as Level 2 within the fair value hierarchy.

MSF-14

Metropolitan Series Fund

Loomis Sayles Small Cap Core Portfolio

Notes to Financial Statements—December 31, 2013—(Continued)

Investments in registered open-end management investment companies are valued at reported net asset value per share on the valuation date and are categorized as Level 1 within the fair value hierarchy.

Forward foreign currency exchange contracts are valued through an independent pricing service based on the mean between closing bid and ask prices of the forward currency rates in the London foreign exchange markets on a daily basis as provided by a reliable bank or dealer. These contracts are generally categorized as Level 2 within the fair value hierarchy.

Options, whether on securities, indices, futures contracts, or otherwise, traded on exchanges are valued at the last sale price available as of the close of business on the valuation date or, if there is no such price available, at the mean between the last reported bid and ask prices. These types of options are categorized as Level 1 within the fair value hierarchy. Futures contracts, which are traded on commodity exchanges, are valued at their closing prices as of the close of such exchanges and are categorized as Level 1 within the fair value hierarchy.

Options and futures contracts that are traded over-the-counter are generally valued on the basis of quotations provided by broker-dealers or prices provided by pricing service providers who use a series of techniques, including simulation pricing models, to determine the value of the contracts. The pricing models use inputs that are observed from actively quoted markets such as issuer details, indices, spreads, interest rates, yield curves, credit curves, measures of volatility and exchange rates. These contracts are generally categorized as Level 2 within the fair value hierarchy.

If no current market value quotation or other observable inputs are readily available or market value quotations are deemed to be unreliable for a security, the fair value of the security will be determined in accordance with procedures approved by and under the general supervision of the Board. In such a circumstance, the Board has delegated the determination of the fair value of a security to a Valuation Committee (“Committee”) of MetLife Advisers. The Committee provides general pricing oversight and fair value pricing determinations related to portfolio securities and meets on a regular basis to review reports relating to the valuation of the securities in the Portfolio. The Board has delegated to State Street Bank and Trust Company, the Trust’s custodian (“custodian”), the responsibility for calculating the net asset values (“NAVs”) of the Trust’s Portfolios. The Committee is responsible for overseeing the calculation of the NAVs of the Portfolios by the custodian. The Committee also periodically reviews pricing vendors, including the vendor providing fair value pricing for the Portfolio’s foreign securities, and is responsible for overseeing the correction of pricing errors and addressing other pricing issues that arise in the ordinary course of business, such as making real-time fair value determinations, as necessary.

No single standard for determining the fair value of a security can be set forth because fair value depends upon the facts and circumstances with respect to each security. Information relating to any relevant factors may be obtained by the Committee from any appropriate source, including the subadviser of the Portfolio, the custodian, a pricing service, market maker and/or broker for such security or the issuer. Appropriate methodologies for determining fair value under particular circumstances may include: matrix pricing, comparisons of securities with comparable characteristics, value based on multiples of earnings, discount from market price of similar marketable securities or a combination of these and other methods. The Committee maintains a detailed report tracking each fair-valued security that compares the fair value price to the next available trade, vendor or broker price, and provides information on how close the fair value price was to the next quoted price. The Committee reviews a summary of such report monthly. On a quarterly basis, the Board is provided with the following for consideration and ratification or adjustment: (1) a memorandum summarizing the actions taken by the Committee in the prior quarter; and (2) a list of the Portfolio’s securities as of the most recent quarter-end for which market quotations were not readily available.

Investment Transactions and Related Investment Income - Portfolio security transactions are recorded on the trade date. Dividend income is recorded on the ex-dividend date or, for certain foreign securities, when notified. Interest income, which includes amortization of premium and accretion of discount on debt securities, is recorded on the accrual basis. Realized gains and losses on investments are determined on the identified cost basis, which is the same basis used for federal income tax purposes. Foreign income and foreign capital gains on some foreign securities may be subject to foreign taxes, which are accrued as applicable. These foreign taxes have been provided for in accordance with the Portfolio’s understanding of the applicable countries’ tax rules and rates.

Income Taxes - It is the Portfolio’s policy to comply with the requirements of the Internal Revenue Code of 1986, as amended, and regulations thereunder, applicable to regulated investment companies and to distribute, with respect to each taxable year, all of its taxable income to shareholders. Therefore, no federal income tax provision is required. The Portfolio files U.S. federal tax returns. No income tax returns are currently under examination. The Portfolio’s federal tax returns for the prior three fiscal years remain subject to examination by the Internal Revenue Service. As of December 31, 2013, the Portfolio had no uncertain tax positions that would require financial statement recognition, or de-recognition or disclosure.

Dividends and Distributions to Shareholders - The Portfolio records dividends and distributions on the ex-dividend date. Net realized gains from security transactions (if any) are generally distributed annually to shareholders. The timing and characterization of certain income and capital gains distributions are determined in accordance with federal tax regulations that may differ from GAAP. Permanent book and tax basis differences relating to shareholder distributions will result in reclassification between under/over

MSF-15

Metropolitan Series Fund

Loomis Sayles Small Cap Core Portfolio

Notes to Financial Statements—December 31, 2013—(Continued)

distributed net investment income, accumulated net realized gains/losses, and paid-in surplus. Book-tax differences are primarily due to broker commission recapture reclasses and real estate investment trust (REIT) adjustments. These adjustments have no impact on net assets or the results of operations.

Securities Lending - The Portfolio may lend its portfolio securities to certain qualified brokers who borrow securities in order to complete certain securities transactions. By lending its portfolio securities, the Portfolio attempts to increase its net investment income through the receipt of income on collateral held from securities on loan. Any gain or loss in the market price of the loaned securities that might occur and any interest earned or dividends declared during the term of the loan would accrue to the account of the Portfolio.

The Trust has entered into a securities lending arrangement with the custodian. Under this arrangement, the custodian is authorized to loan portfolio securities on the Portfolio’s behalf. In exchange, the Portfolio receives either cash or securities as collateral against the loaned securities. The Portfolio receives collateral at least equal to 102% of the market value of the loaned securities (105% for foreign equity securities), at each loan’s inception. Collateral representing at least 100% of the market value of the loaned securities must be maintained for the duration of the loan. A liability for cash collateral is reflected on the Statement of Assets and Liabilities, and is categorized as Level 2 within the fair value hierarchy. Cash collateral is generally invested in the State Street Navigator Securities Lending MET Portfolio (the “Navigator Portfolio”), a series of the State Street Navigator Securities Lending Trust that is managed by an affiliate of the custodian. The Navigator Portfolio is a registered money market fund that invests in a variety of high-quality, U.S. dollar-denominated instruments. If the market value of the collateral at the close of trading on a business day is less than 100% of the market value of the loaned securities at the close of trading on that day, the borrower shall be required to deliver, by the close of business on the following business day, an additional amount of collateral, so that the total amount of posted collateral is equal to at least 100% of the market value of all the loaned securities as of such preceding day. A portion of net income (income after the deduction of expenses and fees of the Navigator Portfolio) on the collateral is rebated to the borrower of the securities and the remainder is split between the custodian and the Portfolio. On loans collateralized by U.S. Treasuries, a fee is received from the borrower and is allocated between the Portfolio and the custodian. The risks associated with lending portfolio securities include, but are not limited to, possible delays in receiving additional collateral or in the recovery of the loaned securities, possible loss of rights in the collateral should the borrower fail financially, as well as risk of loss in the value of the collateral or the value of the investments made with the collateral. The lending agent has agreed to indemnify the Portfolio in the case of default of any securities borrower. Income received by the Portfolio in securities lending transactions during the year ended December 31, 2013 is reflected as Securities lending income on the Statement of Operations. Any outstanding loans by the Portfolio at December 31, 2013 are disclosed in the footnotes to the Schedule of Investments.

Repurchase Agreements - The Portfolio may enter into repurchase agreements, under the terms of a Master Repurchase Agreement, with selected commercial banks and broker-dealers, under which the Portfolio acquires securities as collateral and agrees to resell the securities at an agreed upon time and at an agreed-upon price. The Portfolio, through the custodian or a subcustodian, receives delivery of the underlying securities collateralizing any repurchase agreements. The Portfolio requires the custodian to take possession, to have legally segregated in the Federal Reserve Book Entry System, or to have segregated within the custodian’s vault, all securities held as collateral for repurchase agreements. It is the Portfolio’s policy that the market value of the collateral be at least equal to 100% of the repurchase price in the case of a repurchase agreement of one-day duration and at least equal to 102% of the repurchase price in the case of all other repurchase agreements. In the event of default or failure by a party to perform an obligation in connection with any repurchase transaction, the Master Repurchase Agreement gives the non-defaulting party the right to set-off claims and to apply property held by it in connection with any repurchase transaction against obligations owed to it.

At December 31, 2013, the Portfolio had investments in repurchase agreements with a gross value of $6,131,000, which is included as part of investments at value on the Statement of Assets and Liabilities. The value of the related collateral exceeded the value of the repurchase agreements at December 31, 2013.

Directed Brokerage Agreement - The Trust has entered into a directed brokerage arrangement with State Street Global Markets (“SSGM”). Under this arrangement, the Portfolio directs certain trades to SSGM in return for a recapture credit. SSGM issues a cash rebate to the Portfolio. Amounts paid to the Portfolio are shown separately as broker commission recapture on the Statement of Operations of the Portfolio. Additionally, these amounts have been excluded from the calculation of the net ratio of expenses to average net assets presented in the Financial Highlights for each share class.

3. Certain Risks

Market Risk: In the normal course of business, the Portfolio invests in securities and enters into transactions where risks exist due to fluctuations in the market (market risk) or failure of the other party to a transaction to perform (credit and counterparty risk). The value of securities held by the Portfolio may decline in response to certain events, including those directly involving the companies whose securities are owned by the Portfolio; conditions affecting the general economy; overall market changes; local, regional or global political, social or economic instability; currency, interest rate, and price fluctuations.

MSF-16

Metropolitan Series Fund

Loomis Sayles Small Cap Core Portfolio

Notes to Financial Statements—December 31, 2013—(Continued)

Credit and Counterparty Risk: The Portfolio may be exposed to counterparty risk, or the risk that an entity with which the Portfolio has unsettled or open transactions may default. The potential loss could exceed the value of the financial assets and liabilities recorded in the financial statements. Financial assets that potentially expose the Portfolio to credit and counterparty risk consist principally of cash due from counterparties and investments. The Portfolio manages counterparty risk by entering into agreements only with counterparties that it believes have the financial resources to honor their obligations and by monitoring the financial stability of those counterparties. The Portfolio’s investment adviser attempts to mitigate counterparty risk by (i) periodically assessing the creditworthiness of its trading partners, (ii) monitoring and/or limiting the amount of its net exposure to each individual counterparty based on its assessment, and (iii) requiring collateral from the counterparty for certain transactions. In order to preserve certain safeguards for non-standard settlement trades, the Portfolio restricts its exposure to credit and counterparty losses by entering into master netting agreements with counterparties (approved brokers) with whom it undertakes a significant volume of transactions. Master Agreements govern the terms of certain transactions, and reduce the counterparty risk associated with relevant transactions by specifying credit protection mechanisms and providing standardization that improves legal certainty. Master Agreements can also help limit counterparty risk by specifying collateral posting arrangements at pre-arranged exposure levels.

Repurchase agreements are primarily executed under Global Master Repurchase Agreements (“GMRAs”) or Master Repurchase Agreements (“MRAs”), which provide the rights to set-off. Each repurchase agreement is initially collateralized at the transaction level. In the event of default, the total market value exposure will be offset against collateral exchanged to date, which would result in a net receivable/(payable) that would be due from/to the counterparty. Securities pledged as collateral are noted in the Schedule of Investments.

Additional risks associated with each type of investment are described above within the respective security type notes. The Portfolio’s prospectus includes a discussion of the principal risks of investing in the Portfolio.

4. Investment Transactions

Aggregate cost of purchases and proceeds of sales of investment securities, excluding short-term securities, for the year ended December 31, 2013 were as follows:

Purchases		Sales
U.S. Government	Non U.S. Government	U.S. Government	Non U.S. Government
$0	$161,128,152	$0	$208,235,349

5. Investment Management Fees and Other Transactions with Affiliates

Investment Management Agreement - MetLife Advisers is the investment adviser to the Portfolio. The Trust has entered into an investment management agreement with MetLife Advisers with respect to the Portfolio. For providing investment management services to the Portfolio, MetLife Advisers receives monthly compensation at the annual rates:

Management Fees earned by MetLife Advisers for the year ended December 31, 2013	% per annum	Average Daily Net Assets
$4,158,330	0.900%	Of the first $500 million
	0.850%	On amounts in excess of $500 million

Certain officers and trustees of the Trust may also be officers of MetLife Advisers; however, such officers and trustees receive no compensation from the Trust.

MetLife Advisers has entered into an investment subadvisory agreement with respect to the Portfolio. Loomis, Sayles & Company, L.P. is compensated by MetLife Advisers to provide subadvisory services for the Portfolio.

Management Fee Waivers - Pursuant to an expense agreement, MetLife Advisers has agreed, for the period April 29, 2013 through April 27, 2014, to reduce its advisory fees set out above under “Investment Management Agreement” for each class of the Portfolio as follows:

% per annum	Average Daily Net Assets
0.050%	Of the first $200 million
0.100%	On the next $300 million
0.050%	On amounts in excess of $500 million

An identical expense agreement was in place for the period April 30, 2012 through April 28, 2013. Amounts waived for the year ended December 31, 2013 are shown as management fee waivers in the Statement of Operations.

MSF-17

Metropolitan Series Fund

Loomis Sayles Small Cap Core Portfolio

Notes to Financial Statements—December 31, 2013—(Continued)

Transfer Agency Agreement - MetLife serves as the transfer agent for the Trust. MetLife receives no fees for its services to the Trust under the transfer agency agreement.

Distribution and Service Fees - The Trust has a distribution agreement with MetLife Investors Distribution Company (“MIDC” or the “Distributor”) in which MIDC serves as the distributor for the Portfolio’s Class A, B and E Shares. MIDC is a wholly-owned subsidiary of MetLife Investors Group, Inc., an affiliate of the Adviser. The Trust has also adopted a Distribution and Service Plan under Rule 12b-1 of the 1940 Act for the Portfolio’s Class B and E Shares. Under the Distribution and Service Plan, the Class B and E Shares of the Portfolio pay a fee to compensate the Insurance Companies (or their affiliates) and other broker-dealers and financial intermediaries involved in the offer and sale of Portfolio shares for promoting or selling and servicing the Class B and E Shares. The fees under the Distribution and Service Plan for each class of the Portfolio’s shares are calculated as a percentage of the Portfolio’s average daily net assets that are attributable to that Class. Currently, the fee is 0.25% per year for Class B Shares and 0.15% per year for Class E Shares. Amounts incurred by the Portfolio for the year ended December 31, 2013 are shown as Distribution and service fees in the Statement of Operations.

Deferred Trustee Compensation - Each Trustee who is not currently an employee of the Adviser or any of its affiliates receives compensation from the Trust for his or her service to the Trust. A deferred compensation plan (the “Plan”) is available to the Trustees on a voluntary basis. Deferred amounts remain in the Trust until distributed in accordance with the provisions of the Plan. The value of a participating Trustee’s deferral account is based on theoretical investments of deferred amounts, on the normal payment dates in certain portfolios of the Trust or Met Investors Series Trust, an affiliate of the Trust, as designated by the participating Trustee. Changes in the value of participants’ deferral accounts are reflected as Trustees’ fees and expenses in the Statement of Operations. The portion of the accrued obligations allocated to the Portfolio under the Plan is reflected as Deferred trustees’ fees in the Statement of Assets and Liabilities.

6. Contractual Obligations

Under the Trust’s organizational documents, its officers and Trustees may be indemnified against certain liabilities and expenses arising out of the performance of their duties to the Trust. Additionally, the Trust has a variety of indemnification obligations under contracts with its service providers. The Trust’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Trust that have not yet occurred.

7. Income Tax Information

The tax character of distributions paid for the periods ended December 31, 2013 and 2012 was as follows:

Ordinary Income		Long-Term Capital Gain		Total
2013	2012	2013	2012	2013	2012
$1,614,646	$—	$34,562,081	$10,340,921	$36,176,727	$10,340,921

As of December 31, 2013, the components of distributable earnings (accumulated losses) on a federal income tax basis were as follows:

Undistributed Ordinary Income	Undistributed Long-Term Capital Gain	Net Unrealized Appreciation	Loss Carryforwards	Total
$4,762,109	$60,107,878	$182,357,336	$—	$247,227,323

The Portfolio utilizes the provisions of the federal income tax laws that provide for the carryforward of capital losses for prior years, offsetting such losses against any future realized capital gains. Under the Regulated Investment Company Modernization Act of 2010 (the “Act”), net capital losses recognized after December 22, 2010 may be carried forward indefinitely and their character is retained as short-term and/or long-term losses. Previously, net capital losses were carried forward for up to eight years and treated as short term losses. As a transition rule, the Act requires that post-enactment net capital losses be used before pre-enactment net capital losses.

As of December 31, 2013, the Portfolio had no post-enactment accumulated capital losses and no pre-enactment accumulated capital loss carryforwards.

MSF-18

Metropolitan Series Fund

Loomis Sayles Small Cap Core Portfolio

Report of Independent Registered Public Accounting Firm

To the Shareholders of Loomis Sayles Small Cap Core Portfolio and the Board of Trustees of Metropolitan Series Fund:

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Loomis Sayles Small Cap Core Portfolio, one of the portfolios constituting Metropolitan Series Fund (the “Trust”) as of December 31, 2013, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Trust’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Trust is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Trust’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2013, by correspondence with the custodian and brokers; where replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Loomis Sayles Small Cap Core Portfolio of Metropolitan Series Fund as of December 31, 2013, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

Deloitte & Touche LLP

Boston, Massachusetts

February 26, 2014

MSF-19

Metropolitan Series Fund

Trustees and Officers of Metropolitan Series Fund

The Trustees and executive officers of the Trust, their ages and their principal occupations during the past five years are set forth below. Unless otherwise indicated, the business address of each is One Financial Center, Boston, MA 02111. Each Trustee who is deemed an “interested person,” as such term is defined in the 1940 Act, is indicated by an asterisk. Those Trustees who are not “interested persons” as defined in the 1940 Act are referred to as “Independent Trustees.” Additional information about the Trustees is available in the Statement of Additional Information, which is available without charge, upon request, by calling (800) 848-3854.

Trustees of the Trust

Name and Age	Position(s) Held with Registrant	Term of Office and Length of Time Served	Principal Occupation(s) During the Past 5 Years(1)	Number of Portfolios in Fund Complex(2) overseen	Other Directorships Held by Trustee During the Past 5 Years(1)
Interested Trustee
Elizabeth M. Forget* (47)	Trustee, Chairman of the Board, President and Chief Executive Officer	Indefinite; From May 2006 (President and Chief Executive Officer)/ August 2006 (Trustee and Chairman of the Board) to present	Senior Vice President, MetLife Inc.; President, MetLife Advisers, LLC and a predecessor company.	79	Trustee, Met Investors Series Trust (the “MIST Trust”);** various MetLife-affiliated boards.

Independent Trustees
Stephen M. Alderman (54)	Trustee	Indefinite; From April 2012 to present	Shareholder in the law firm of Garfield & Merel, Ltd.	79	Trustee, MIST Trust;** Director, International Truck Leasing Corp.

Robert J. Boulware (57)	Trustee	Indefinite; From April 2012 to present	Managing Director, Pilgrim Funds, LLC (private equity fund).	79	Trustee, MIST Trust;** Trustee, Vertical Capital Income Fund (closed-end fund); Director, Gainsco, Inc. (auto insurance).

Susan C. Gause (61)	Trustee	Indefinite; From April 2012 to present	Private Investor.	79	Trustee, MIST Trust;** Trustee, HSBC Funds.

Nancy Hawthorne (62)	Trustee	Indefinite; From May 2003 to present	Chief Executive Officer, Clerestory LLC (corporate advisor).	79	MIST Trust;** Director, THL Credit, Inc.**; Director, Avid Technology, Inc.**

Barbara A. Nugent (57)	Trustee	Indefinite; From January 2014 to present	President, True North Board Governance, LLC (consulting); until 2014, partner in the law firm of Stradley Ronon Stevens & Young, LLP.	79	Trustee, MIST Trust**; Director, Episcopal Healthcare Foundation; until 2014, member, Mutual Fund Directors Forum Advisory Board.

MSF-20

Metropolitan Series Fund

Trustees and Officers of Metropolitan Series Fund—(Continued)

Name and Age	Position(s) Held with Registrant	Term of Office and Length of Time Served	Principal Occupation(s) During the Past 5 Years(1)	Number of Portfolios in Fund Complex(2) overseen	Other Directorships Held by Trustee During the Past 5 Years(1)
Keith M. Schappert (62)	Trustee	Indefinite; From August 2009 to present	Principal, Schappert Consulting LLC (asset management consulting).	79	Trustee, MIST Trust;** Director, The Commonfund for Nonprofit Organizations; until 2011, Director, Trilogy Global Advisors; Director, Mirae Asset Discovery Funds,** Director, Calamos Investments.

Linda B. Strumpf (66)	Trustee	Indefinite; From May 2000 to present	Chair of the Investment Committee, Leona M. and Harry B. Helmsley Charitable Trust; until 2011, Chief Investment Officer, Leona M. and Harry B. Helmsley Charitable Trust.	79	Since 2012, Trustee, MIST Trust,** Trustee and Member of Investment Committee, The Pennsylvania State University.

Dawn M. Vroegop (47)	Trustee	Indefinite; From May 2009 to present	Private Investor.	79	Trustee, MIST Trust,** Trustee, Driehaus Mutual Funds; Director and Investment Committee Chair, City College of San Francisco Foundation.

Executive Officers of the Trust

Name and Age	Position(s) Held with Registrant	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years(1)
Elizabeth M. Forget (47)	President, Chief Executive Officer, Trustee and Chairman of the Board	From May 2006 (President and Chief Executive Officer)/ August 2006 (Trustee and Chairman of the Board) to present	See principal occupation information in the table above.

Jeffrey L. Bernier (42)	Vice President	From February 2008 to present	Vice President, MetLife, Inc.; Senior Vice President, MetLife Advisers, LLC and a predecessor company.

Peter H. Duffy (58)	Chief Financial Officer and Treasurer	From November 2000 to present	Senior Vice President, MetLife Advisers, LLC; Vice President, MetLife, Inc.

Andrew L. Gangolf (59)	Secretary	From May 2011 to present	Senior Vice President, MetLife Advisers, LLC; Senior Vice President & Assistant General Counsel, AllianceBerstein Investments, Inc.

Jeffrey P. Halperin (46)	Chief Compliance Officer	From November 2005 to present	Vice President, MetLife, Inc.; Chief Compliance Officer, MIST; Chief Compliance Officer, MSF Trust; Chief Compliance Officer, MetLife Advisers, LLC and a predecessor company; Chief Compliance Officer, MetLife Investment Management, LLC (formerly MetLife Investment Advisors Company, LLC).

Alan C. Leland, Jr. (61)	Vice President	From February 2005 to present	Treasurer and Chief Financial Officer, MetLife Advisers, LLC; Vice President, MetLife Group Inc.; Vice President, MetLife, Inc.

*	Ms. Forget is an “interested person” of the Trust because of her positions with MetLife Advisers, LLC and her ownership of securities issued by MetLife, Inc., the ultimate parent company of MetLife Advisers, LLC.
**	Indicates a directorship with a registered investment company or a company subject to the reporting requirements of the Securities Exchange Act of 1934, as amended.
(1)	Previous positions during the past five years with the Trust, MetLife, Inc. or the Adviser are omitted if not materially different.
(2)	The Fund Complex includes 49 Portfolios of the MIST Trust and 30 Portfolios of the Trust.

MSF-21

Metropolitan Series Fund

Loomis Sayles Small Cap Core Portfolio

Board of Trustees’ Consideration of Advisory and Sub-Advisory Agreements

At an in-person meeting of the Boards of Trustees (the “Board”) of Met Investors Series Trust and Metropolitan Series Fund (“MIST” and “MSF,” respectively, and collectively, the “Trusts”) held on November 19-20, 2013, the Board, including a majority of the Trustees who are not considered to be “interested persons” of the Trusts (the “Independent Trustees”) under the Investment Company Act of 1940, as amended (the “1940 Act”), approved for an annual period the continuation of each Trust’s advisory agreement (the “Advisory Agreement”) with MetLife Advisers, LLC (the “Adviser”) and the applicable sub-advisory agreements (each a “Sub-Advisory Agreement,” and collectively with the Advisory Agreement, the “Agreements”) between the Adviser and the investment sub-advisers (each a “Sub-Adviser,” and collectively, the “Sub-Advisers”) for each of the series of the Trusts, including the Loomis Sayles Small Cap Core Portfolio (each a “Portfolio,” and collectively, the “Portfolios”).1

In considering the Agreements, the Board reviewed a variety of materials provided by the Adviser and the Sub-Advisers relating to the Portfolios, including comparative performance, fee and expense information for an appropriate peer group of similar mutual funds, performance information for relevant benchmark indices and other information regarding the nature, extent and quality of services provided by the Adviser and the Sub-Advisers under their respective Agreements. The Board also took into account its experience with the Adviser and the Sub-Advisers and information provided to the Board in its meetings throughout the year with respect to the services provided by the Adviser and the Sub-Advisers, including quarterly performance reports prepared by management containing reviews of investment results, and periodic presentations from certain of the Sub-Advisers with respect to the Portfolios they manage. The Independent Trustees also assessed reports provided by the Board’s independent consultant, who reviewed and provided analyses regarding investment performance, fees and expenses, and other information provided by, or at the direction of, the Adviser and the Sub-Advisers, as more fully discussed below.

The Independent Trustees were separately advised by independent legal counsel throughout the process, and met with independent legal counsel in periodic executive sessions. Prior to voting to continue the Agreements at the November meeting, the Independent Trustees also received a memorandum from their independent counsel discussing the legal standards for their consideration of the proposed continuation of the Agreements. The Board also met in person with personnel of the Adviser on September 17, 2013 for the specific purpose of giving preliminary consideration to the proposed continuation of the Agreements and to request additional information they considered reasonably necessary to their deliberations. The Independent Trustees also discussed the proposed continuation of the Agreements in private sessions with their independent legal counsel at which no representatives of management were present.

In considering whether to approve the renewal of the Advisory Agreement with the Adviser and any applicable Sub-Advisory Agreements with respect to a Portfolio, the Board reviewed and analyzed the factors it deemed relevant, including: (1) the nature, extent and quality of the services to be provided to the Portfolios by the Adviser and the Sub-Advisers; (2) the performance of the Portfolios as compared to a peer group and an appropriate index; (3) the Adviser’s and each of the Sub-Adviser’s personnel and operations; (4) the financial condition of the Adviser and of the Sub-Advisers; (5) the level and method of computing each Portfolio’s advisory and sub-advisory fees; (6) the profitability of the Adviser under the Advisory Agreement and of certain of the Sub-Advisers under the Sub-Advisory Agreements; (7) any “fall-out” benefits to the Adviser, the Sub-Advisers and their affiliates (i.e., ancillary benefits realized by the Adviser, the Sub-Advisers or their affiliates from the Adviser’s or Sub-Advisers’ relationship with the Trusts); (8) the anticipated effect of growth in size on Portfolio expenses; (9) fees paid to certain of the Sub-Advisers by comparable institutional and retail accounts; and (10) possible conflicts of interest.

Nature, extent and quality of services. The Board evaluated the nature, extent and quality of the services that the Adviser, and the Sub-Advisers as relevant, have provided to the Portfolios. The Board considered the Adviser’s services as investment manager to the Portfolios, including services relating to the selection and oversight of the Sub-Advisers for the applicable Portfolios. The Board considered, among other things, the Adviser’s oversight of the provision of services to the Portfolios by the Sub-Advisers, including with respect to investment activities and trading practices, and the Sub-Adviser’s compliance with fund policies, objectives and Board directives, compliance policies and procedures and applicable law. The Adviser’s services in coordinating and overseeing the activities of the Trusts’ other service providers were also considered. The Board also evaluated the expertise and performance of the personnel of the Adviser who performed services for the Portfolios throughout the year.

The Board considered information received from the Trust’s Chief Compliance Officer (“CCO”) regarding the Portfolios’ compliance policies and procedures established pursuant to Rule 38a-l under the 1940 Act. The Board also evaluated the CCO’s ongoing reports concerning the CCO’s oversight of the risk assessment processes of the Sub-Advisers.

1 The Pyramis Managed Risk Portfolio recently commenced operations and, therefore, the Agreement with respect to this Portfolio was not up for renewal.

MSF-22

Metropolitan Series Fund

Loomis Sayles Small Cap Core Portfolio

Board of Trustees’ Consideration of Advisory and Sub-Advisory Agreements—(Continued)

With respect to the services provided by each of the Sub-Advisers, the Board considered, among other things, information provided to the Board by each Sub-Adviser. The Board considered the Sub-Adviser’s current level of staffing and its overall resources, as well as its compensation program. The Board reviewed each Sub-Adviser’s history and investment experience, as well as information regarding the qualifications, background and responsibilities of the Sub-Adviser’s investment and compliance personnel who provide services to the Portfolios. The Board also considered, among other things, the Sub-Adviser’s compliance program and any disciplinary history. The Board also took into account the Sub-Adviser’s risk assessment and monitoring process. The Board noted each Sub-Adviser’s regulatory history, including whether it was currently involved in any regulatory actions or investigations as well as material litigation, and any settlements and amelioratory actions undertaken, as appropriate. The Board also noted that the CCO and his staff conduct regular, periodic compliance reviews with each of the Sub-Advisers and present reports to the Independent Trustees regarding the same, which includes evaluating the regulatory compliance systems of the Sub-Advisers and procedures reasonably designed by them to help assure compliance with the federal securities laws, including issues related to late trading and market timing, best execution, fair value pricing, and proxy voting procedures, among others. The Board also took into account the financial condition of each Sub-Adviser. In its review, the Board also received and took into account information regarding any services and/or payments provided to the Adviser by the Sub-Advisers in connection with marketing activities.

The Board considered each Sub-Adviser’s investment process and philosophy. The Board took into account that each Sub-Adviser’s responsibilities include the development and maintenance of an investment program for the applicable Portfolio which is consistent with the Portfolio’s investment objectives, the selection of investment securities and the placement of orders for the purchase and sale of such securities, as well as the implementation of compliance controls related to performance of these services. The Board also reviewed each Sub-Adviser’s brokerage policies and practices.

Performance. The Board considered the performance of the Portfolios as described in the quarterly reports prepared by management, and as also analyzed in reports prepared by the Independent Trustees’ independent consultant. The Board noted that the Adviser reviews with the Board on a quarterly basis detailed information about the Portfolios’ performance results, portfolio composition and investment strategies. The Board also reviewed and considered a separate report prepared by Lipper Inc. (“Lipper”), an independent third party, which provided a statistical analysis comparing the Portfolios’ investment performance, expenses, and fees to comparable funds underlying variable insurance products (the “Performance Universe”). In addition, the Independent Trustees met separately with a representative of Bobroff Consulting, Inc., an independent consultant (“Bobroff), at a special board meeting in September 2013, to review the separate reports prepared by such consultant (“Bobroff Report”), which analyzed the report prepared by Lipper. The Board also considered each Portfolio’s more recent performance subsequent to the performance period covered by the Lipper reports, and management’s discussion of the same, including the effect of current market conditions on each Portfolio’s more recent performance.

The Board reviewed the Portfolios’ performance records and the Adviser’s and Sub-Advisers’ management styles and long-term performance records with the Portfolios and comparable funds. The Board focused particular attention on Portfolios with less favorable performance records. The Board was mindful of the Adviser’s focus on each Sub-Adviser’s performance and noted that the Adviser has been active in monitoring and responding to any performance issues with respect to the Portfolios. The Board also took into account its discussions with management regarding factors that contributed to the performance of the Portfolios.

Among other data relating specifically to the Loomis Sayles Small Cap Core Portfolio’s performance, the Board considered that the Portfolio outperformed the median of its Performance Universe and its Lipper Index for the one-, three- and five-year periods ended June 30, 2013. The Board further considered that the Portfolio outperformed its benchmark, the Russell 2000 Index, for the one-, three- and five year periods ended October 31, 2013.

Fees and Expenses. The Board gave consideration to the advisory fees payable under the Advisory Agreement and the sub-advisory fees payable under each of the Sub-Advisory Agreements. In this regard, the Board reviewed the advisory fees payable on a Portfolio-by-Portfolio basis based on information provided by the Adviser. The Independent Trustees, with the assistance of Bobroff, also examined the fees paid by a Portfolio in light of fees paid to other investment managers by comparable funds, as well as considered the fees charged by the Adviser to manage other comparable funds, as applicable. The Lipper report included comparisons of the Adviser’s fee schedule with that of its peers based on an asset-based analysis of relative fee structures according to the size of the Portfolio. In addition, the Board considered the Portfolios’ advisory and sub-advisory fees and total expenses as compared to similarly situated investment companies underlying variable insurance products deemed to be comparable to the Portfolios as determined by Lipper. The Board considered a Portfolio’s ranking within a smaller group of peer funds chosen by Lipper (the “Expense Group”), as well as the Portfolio’s ranking within broader groups of funds (the “Expense Universe” and the “Sub-advised Expense Universe”). The Board also considered a Portfolio’s contractual sub-advisory fees, as applicable, as compared to the Sub-advised Expense Universe as well as a

MSF-23

Metropolitan Series Fund

Loomis Sayles Small Cap Core Portfolio

Board of Trustees’ Consideration of Advisory and Sub-Advisory Agreements—(Continued)

smaller group of funds (the “Sub-advised Expense Group”). In comparing a Portfolio’s actual and contractual management fee to that of comparable funds, the Board noted that such fee includes both advisory and administrative fees.

The Board noted that the sub-advisory fees for the Portfolios are paid by the Adviser, not the Portfolios, out of the advisory fee. It was further noted that the Adviser negotiates such fees at arm’s length. The Board also considered that the Adviser had entered into expense limitation agreements with certain of the Portfolios, pursuant to which the Adviser has agreed to waive a portion of its advisory fee and/or reimburse certain expenses as a means of limiting a Portfolio’s total annual operating expenses. The Board further considered the amount of sub-advisory fees paid out by the Adviser and the amount of the management fees that it retained in light of the services performed by Sub-Advisers and Adviser, respectively.

With respect to the Loomis Sayles Small Cap Core Portfolio, the Board considered that the Portfolio’s actual management fees were above its Expense Group median and Expense Universe median, and below its Sub-advised Expense Universe median. The Board also considered that the Portfolio’s total expenses (exclusive of 12b-l fees) were above the Expense Group median and below the Expense Universe median and the Sub-advised Expense Universe median. The Board noted that the Portfolio’s contractual management fees were above the asset-weighted average of the Expense Group at the Portfolio’s current size. The Board further noted that the Portfolio’s contractual sub-advisory fees were below the average of the Sub-advised Expense Group at the Portfolio’s current size and were slightly above the average of the Sub-advised Expense Universe at the Portfolio’s current size. The Board took into account management’s discussion of the Portfolio’s expenses. The Board also considered that the Adviser had waived fees and/or reimbursed expenses during the past year.

Profitability. The Board examined the profitability of the Adviser on a Portfolio-by-Portfolio basis. The Board also considered that the Distributor, MetLife Investors Distribution Company, receives Rule 12b-1 payments to support the distribution of the products. The Board considered the profitability to the Sub-Advisers and their affiliates as a result of their relationships with the Portfolios, and the Board considered the ability of the Adviser to negotiate the Sub-Advisory Agreements and the fees thereunder at arm’s length. The Board also reviewed Portfolio specific data with regard to the profitability of the Portfolios to each Sub-Adviser, as available.

Economies of scale. The Board also considered the effect of the Portfolios’ growth in size on their fees. The Board noted that the fee schedules for most of the Portfolios contain breakpoints that reduce the fee rate above specified asset levels. The Board noted those Portfolios that did not contain breakpoints in the advisory fee and took into account management’s discussion of the same. The Board noted that those Portfolios with advisory fee schedules containing breakpoints generally reflect the inclusion of breakpoints in the sub-advisory fee schedule for such Portfolios. The Board considered the effective fees under the Advisory Agreement for a Portfolio as a percentage of assets at different asset levels and possible economies of scale that may be realized if the assets of the Portfolio grow. Among other data, the Board examined the effect of a Portfolio’s growth in size on various fee schedules and reviewed the Lipper and Bobroff Reports, which compared fees among peers. The Board also generally noted that if a Portfolio’s assets increase over time, the Portfolio may realize other economies of scale if assets increase proportionally more than certain other fixed expenses. In addition, the Board noted that the Adviser had taken a number of steps to date intended to share the benefits of economies of scale with contractholders.

With respect to the Loomis Sayles Small Cap Core Portfolio, the Board noted that the Portfolio’s advisory fee and sub-advisory fee each contains breakpoints that reduce the advisory fee rate on assets above certain specified asset levels. The Board considered the fact that the Portfolio’s fee levels decline as portfolio assets increase.

Other factors. As part of its evaluation of the Adviser’s compensation, the Board considered other benefits that may be realized by the Adviser and its affiliates from their relationship with the Trusts. Among them, the Board recognized that an affiliate of the Adviser, MetLife Investors Distribution Company, serves as the Distributor for the Trusts, and, as such, receives payments pursuant to Rule 12b-1 from the Portfolios to compensate it for providing shareholder services and selling activities, which could lead to growth in the Trusts’ assets and corresponding benefits from such growth, including economies of scale. The Board also considered that affiliates of the Adviser may benefit from certain indirect tax benefits relating to dividend received deductions and foreign tax credits. In conjunction with these considerations, the Board noted the costs of providing investment management and other services to the Portfolios and the ongoing commitment of the Adviser to the Portfolios.

The Board considered other benefits that may be realized by each Sub-Adviser and its affiliates from their relationship with the Trusts, including the opportunity to provide advisory services to additional portfolios of the Trusts and reputational benefits. In conjunction with these considerations, the Board noted the costs of providing investment advisory services to the Portfolios and the ongoing commitment of the Sub-Advisers to the Portfolios.

MSF-24

Metropolitan Series Fund

Loomis Sayles Small Cap Core Portfolio

Board of Trustees’ Consideration of Advisory and Sub-Advisory Agreements—(Continued)

The Board considered possible conflicts of interest in the form of material benefits or detriments to the Trusts resulting from the nature of the Trusts’ and the Adviser’s or the Sub-Advisers’ affiliations and the services that are provided to the Trusts, and the manner in which such conflicts were mitigated.

Conclusions. After full consideration of the factors discussed above, the Board, including a majority of the Independent Trustees, approved the Advisory Agreement and the Sub-Advisory Agreement, as applicable, with respect to each Portfolio, unless otherwise noted. In making its approvals, the Board concluded that the nature, extent and quality of services provided by the Adviser and each Sub-Adviser supported the renewal of the Agreements. The Board also concluded that the investment performance of each Fund was such that each Agreement should continue. In addition, the Board concluded that fees paid by a Portfolio to the Adviser and, if applicable, the Sub-Adviser appeared to be acceptable in light of nature, extent and quality of the services provided by the Adviser and Sub-Adviser. Further, the Board concluded that the Adviser’s profitability in providing services under the Advisory Agreements did not appear unreasonably high in light of the nature, extent and quality of the services provided by the Adviser. Finally, the Board concluded that the Advisory and Sub-Advisory fees in some measure share economies of scale with contractholders. In approving the renewal of each of the Agreements, the Board, including the Independent Trustees, did not identify any single factor as controlling, and generally attributed different weights to various factors for the various Portfolios. The Board evaluated all information available to them on a Portfolio-by-Portfolio basis, and their decisions were made separately with respect to each Portfolio.

MSF-25

Metropolitan Series Fund

Loomis Sayles Small Cap Growth Portfolio

Managed By Loomis, Sayles & Company, L.P.

Portfolio Manager Commentary*

PERFORMANCE

For the one year period ended December 31, 2013, the Class A, B, and E shares of the Loomis Sayles Small Cap Growth Portfolio returned 48.70%, 48.38%, and 48.54%, respectively. The Portfolio’s benchmark, the Russell 2000 Growth Index1, returned 43.30%.

MARKET ENVIRONMENT / CONDITIONS

2013 was a strong year for most domestic equity markets. Central banks throughout the world were friendly, fundamental stress in Europe faded and the U.S. showed signs of improving economic growth. The labor and housing markets were no longer drags on U.S. growth prospects and the Federal Reserve maintained low interest rates and continued to pump stimulus money into the system.

The factors at play in the small cap market persisted throughout most of the year. Three factors in particular, quality, size and growth, impacted performance. Lower quality companies appeared to outperform for the year, in general. However, this was not entirely the case. If you strip out non-earners (money losing companies), which are largely biotechnology, the non-earners group underperformed for the year and a different picture emerges. Non-earning companies in the Russell 2000 Growth Index returned 50.65% for the year, however when you strip out healthcare, that return is only 28.96%.

Growth was another factor that had a large influence on performance. For the year, those companies growing the fastest were the strongest performers. Given the nature of our Portfolio, this factor provided a tailwind for us during the year, contributing to our ability to outperform. Those companies with long-term earnings growth of less than 10% in the Russell 2000 Growth Index returned 44.2% for the year, while those companies with long-term earnings growth of more than 20% returned 47.6%.

PORTFOLIO REVIEW / PERIOD END POSITIONING

The Portfolio outperformed its benchmark, the Russell 2000 Growth Index, in 2013. Excess return was driven almost entirely by stock selection. Particularly strong stock selection was seen in the Industrials, Financials, and Health Care sectors. Within those sectors, Professional Services, Capital Markets, and Biotechnology were particularly strong. Stock selection in the Information Technology sector, particularly the Semiconductors industry contributed negatively to relative performance.

The largest individual contributors to performance were WageWorks, Financial Engines, and Alkermes. WageWorks reported strong quarterly results, raised their target for organic growth for the year, and continued to execute strategic acquisitions that further augmented growth. The stock had also been helped as the Affordable Care Act has increased the role of consumer- and employee-driven benefits. Financial Engines (“FNGN”) is a provider of investment advice to 401(k) plan participants via a quantitative model developed by Nobel Laureate Bill Sharpe. FNGN reported another strong quarter with robust adoption rates and a positive outlook for the remainder of the year, which pushed share prices higher. Also among our top contributors was Alkermes (“ALKS”), a biotech company that develops treatments for central nervous system disorders such as addiction, schizophrenia and depression. While ALKS continues to report solid fundamentals in its core business, it was the increased focus on their proprietary drug pipeline that has been driving its stock price higher. In particular, ALKS reported encouraging results for its phase two clinical trials for a new anti-depression drug, which had been largely unanticipated.

The largest detractors from performance during the year were Tile Shop, Emeritus Corp., and Ellie Mae, Inc. Tile Shop shares declined amidst a number of reports during the year relating to negative test results on products, potential accounting issues and questions surrounding the effectiveness of senior management. The rumors resulted in an increased short interest in the company, pressuring shares. Another detractor from performance was Emeritus Corp. (“ESC”), a provider of assisted living and retirement communities in North America. Like other real estate securities (including Real Estate Investment Trusts or REITs), ESC is sensitive to changes in interest rates. Shares of ESC declined sharply when interest rates increased in the wake of Federal Reserve Chairman Bernanke’s indication that Quantitative Easing programs would be tapered off. Ellie Mae, Inc. (“ELLI”), is a leading provider of enterprise level, on-demand automated solutions for the residential mortgage industry. Despite improving business fundamentals, negative sentiment around the ability of ELLI to sustain its high organic growth rate triggered a selloff in the stock.

Changes to the sector weights were modest resulting in no material change to the positioning of the Portfolio. As a result of individual stock selection, and the Portfolio’s holdings faring better than the benchmark’s during the year, sector weights in the Consumer Discretionary sector, in particular the Auto Components and Textiles Apparel & Luxury Goods industries, and to a lesser extent in the Industrial sector, increased. Two sectors that witnessed the largest decrease in sector weight relative to the benchmark were Information Technology, particularly the Software and Communications Equipment industries and Health Care, particularly the Biotechnology industry. The changes were largely due to stock selection. The Portfolio seeks high-quality under-exploited growth stocks. Our

MSF-1

Metropolitan Series Fund

Loomis Sayles Small Cap Growth Portfolio

Managed By Loomis, Sayles & Company, L.P.

Portfolio Manager Commentary*—(Continued)

bottom-up fundamental research and discounted cash flow valuation discipline help us identify these differentiated growth opportunities. Risk management is applied from the stock level to the portfolio level and from the buy discipline through the sell discipline. The Portfolio represents small cap growth investing with a low volatility approach.

Mark Burns

John Slavik

Portfolio Managers

Loomis, Sayles & Company, L.P.

* This commentary may include statements that constitute “forward-looking statements” under the U.S. securities laws. Forward-looking statements include, among other things, projections, estimates, and information about possible or future results related to the Portfolio, market or regulatory developments. The views expressed above are not guarantees of future performance or economic results and involve certain risks, uncertainties and assumptions that could cause actual outcomes and results to differ materially from the views expressed herein. The views expressed above are subject to change at any time based upon economic, market, or other conditions and the subadvisory firm undertakes no obligation to update the views expressed herein. Any discussions of specific securities should not be considered a recommendation to buy or sell those securities. The views expressed above (including any forward-looking statement) may not be relied upon as investment advice or as an indication of the Portfolio’s trading intent. Information about the Portfolio’s holdings, asset allocation or country diversification is historical and is not an indication of future Portfolio composition, which may vary. Direct investment in any index is not possible. The performance of any index mentioned in this commentary has not been adjusted for ongoing management, distribution and operating expenses, and sales charges applicable to mutual fund investments. In addition, the returns do not reflect additional fees charged by separate accounts or variable insurance contracts that an investor in the Portfolio may pay. If these additional fees were reflected, performance would have been lower.

MSF-2

Metropolitan Series Fund

Loomis Sayles Small Cap Growth Portfolio

A $10,000 INVESTMENT COMPARED TO THE RUSSELL 2000 GROWTH INDEX

AVERAGE ANNUAL RETURNS (%) (FOR THE YEAR ENDED DECEMBER 31, 2013)

	1 Year	5 Year	10 Year
Loomis Sayles Small Cap Growth Portfolio
Class A	48.70	23.85	8.68
Class B	48.38	23.56	8.42
Class E	48.54	23.70	8.53
Russell 2000 Growth Index	43.30	22.58	9.41

1 The Russell 2000 Growth Index is an unmanaged measure of performance of those Russell 2000 companies (small capitalization companies) that have higher price-to book ratios and higher forecasted growth values.

Portfolio performance is calculated including reinvestment of all income and capital gain distributions. Performance numbers are net of all Portfolio expenses but do not include any insurance, sales, separate account or administrative charges of variable annuity or life insurance contracts or any additional expenses that participants may bear relating to the operations of their plans. If these charges were included, the returns would be lower. The performance of any index referenced above has not been adjusted for ongoing management, distribution and operating expenses, and sales charges applicable to mutual fund investments. Direct investment in any index is not possible. The performance of Class A shares, as set forth in the line graph above, will differ from that of other classes because of the difference in expenses paid by policyholders investing in the different share classes.

This information represents past performance and is not indicative of future results. Investment return and principal value may fluctuate so that shares, upon redemption, may be worth more or less than the original cost.

PORTFOLIO COMPOSITION AS OF DECEMBER 31, 2013

Top Holdings

% of Net Assets
Dealertrack Technologies, Inc.	1.7
Grand Canyon Education, Inc.	1.6
HomeAway, Inc.	1.5
Corporate Executive Board Co. (The)	1.3
Genesee & Wyoming, Inc.—Class A	1.3
Guidewire Software, Inc.	1.3
Ultimate Software Group, Inc.	1.3
Aspen Technology, Inc.	1.3
Hexcel Corp.	1.2
Spirit Airlines, Inc.	1.2

Top Sectors

% of Market Value of Total Long-Term Investments
Information Technology	24.6
Industrials	19.9
Consumer Discretionary	19.5
Health Care	18.6
Financials	8.1
Energy	6.7
Consumer Staples	1.0
Materials	0.8
Telecommunication Services	0.8

MSF-3

Metropolitan Series Fund

Loomis Sayles Small Cap Growth Portfolio

Understanding Your Portfolio’s Expenses

Shareholder Expense Example

As a shareholder of the Portfolio, you incur ongoing costs, including management fees; distribution and service (12b-1) fees; and other Portfolio expenses. This example is intended to help you understand your ongoing costs (in dollars) (referred to as “expenses”) of investing in the Portfolio and compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period, July 1, 2013 through December 31, 2013.

Actual Expenses

The first line for each share class of the Portfolio in the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested in the particular share class of the Portfolio, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line for each share class of the Portfolio in the table below provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any fees or charges of your variable insurance product or any additional expenses that participants in certain eligible qualified plans may bear relating to the operations of their plan. Therefore, the second line for each share class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these other costs were included, your costs would have been higher.

Loomis Sayles Small Cap Growth Portfolio		Annualized Expense Ratio	Beginning Account Value July 1, 2013	Ending Account Value December 31, 2013	Expenses Paid During Period** July 1, 2013 to December 31, 2013
Class A(a)	Actual	0.86%	$1,000.00	$1,204.50	$4.78
	Hypothetical*	0.86%	$1,000.00	$1,020.87	$4.38

Class B(a)	Actual	1.11%	$1,000.00	$1,203.80	$6.17
	Hypothetical*	1.11%	$1,000.00	$1,019.61	$5.65

Class E(a)	Actual	1.01%	$1,000.00	$1,203.70	$5.61
	Hypothetical*	1.01%	$1,000.00	$1,020.11	$5.14

* Hypothetical assumes a rate of return of 5% per year before expenses.

** Expenses paid are equal to the Portfolio’s annualized expense ratio for the most recent six month period, as shown above, multiplied by the average account value over the period, multiplied by the number of days (184 days) in the most recent fiscal half-year, divided by 365 (to reflect the one-half year period).

(a) The annualized expense ratio shown reflects the impact of the management fee waiver as described in Note 5 of the Notes to Financial Statements.

MSF-4

Metropolitan Series Fund

Loomis Sayles Small Cap Growth Portfolio

Schedule of Investments as of December 31, 2013

Common Stocks—97.3% of Net Assets

Security Description	Shares	Value

Aerospace & Defense—1.2%
Hexcel Corp. (a)	136,813	$6,114,173

Air Freight & Logistics—1.1%
XPO Logistics, Inc. (a) (b)	207,937	5,466,664

Airlines—1.2%
Spirit Airlines, Inc. (a)	132,857	6,033,036

Auto Components—2.0%
Dorman Products, Inc. (a) (b)	98,444	5,519,755
Drew Industries, Inc.	82,512	4,224,614

		9,744,369

Biotechnology—4.7%
Alkermes plc (a)	120,961	4,918,274
Cubist Pharmaceuticals, Inc. (a) (b)	53,525	3,686,267
Emergent Biosolutions, Inc. (a)	179,535	4,127,509
Exact Sciences Corp. (a) (b)	276,723	3,234,892
InterMune, Inc. (a) (b)	217,601	3,205,263
NPS Pharmaceuticals, Inc. (a)	136,441	4,142,349

		23,314,554

Building Products—0.9%
Apogee Enterprises, Inc.	119,300	4,284,063

Capital Markets—2.2%
Artisan Partners Asset Management, Inc. - Class A	88,577	5,774,335
Financial Engines, Inc.	73,082	5,077,737

		10,852,072

Chemicals—0.8%
Flotek Industries, Inc. (a) (b)	191,917	3,851,774

Commercial Banks—3.6%
Bank of the Ozarks, Inc. (b)	96,281	5,448,542
Boston Private Financial Holdings, Inc.	289,263	3,650,499
PrivateBancorp, Inc.	126,337	3,654,929
SVB Financial Group (a)	47,653	4,996,894

		17,750,864

Commercial Services & Supplies—1.0%
Interface, Inc.	232,991	5,116,482

Communications Equipment—0.9%
Ciena Corp. (a) (b)	194,375	4,651,394

Construction & Engineering—0.8%
MasTec, Inc. (a) (b)	125,194	4,096,348

Consumer Finance—1.1%
Encore Capital Group, Inc. (a) (b)	103,806	5,217,290

Distributors—1.0%
Pool Corp. (b)	87,857	5,108,006

Diversified Consumer Services—3.7%
Bright Horizons Family Solutions, Inc. (a)	119,584	4,393,516
Grand Canyon Education, Inc. (a)	180,751	7,880,744
LifeLock, Inc. (a) (b)	344,906	5,659,907

		17,934,167

Diversified Financial Services—1.0%
MarketAxess Holdings, Inc.	71,456	4,778,263

Diversified Telecommunication Services—0.8%
8x8, Inc. (a)	369,686	3,756,010

Electrical Equipment—1.6%
Polypore International, Inc. (a) (b)	97,652	3,798,663
Thermon Group Holdings, Inc. (a)	146,536	4,004,829

		7,803,492

Electronic Equipment, Instruments & Components—3.2%
FEI Co.	57,801	5,165,097
IPG Photonics Corp. (a) (b)	61,819	4,797,773
Measurement Specialties, Inc. (a) (b)	95,139	5,773,986

		15,736,856

Energy Equipment & Services—2.8%
Dril-Quip, Inc. (a)	43,937	4,829,994
Forum Energy Technologies, Inc. (a)	160,917	4,547,514
Helix Energy Solutions Group, Inc. (a)	191,286	4,434,010

		13,811,518

Food & Staples Retailing—1.0%
Susser Holdings Corp. (a) (b)	74,742	4,894,854

Health Care Equipment & Supplies—6.8%
Analogic Corp.	38,675	3,425,058
Cardiovascular Systems, Inc. (a)	76,901	2,636,935
Endologix, Inc. (a)(b)	242,615	4,231,206
Globus Medical, Inc. - Class A (a)	186,188	3,757,274
Insulet Corp. (a)	128,234	4,757,482
Novadaq Technologies, Inc. (a)	275,821	4,548,288
Quidel Corp. (a)	145,325	4,489,089
Spectranetics Corp. (a)	231,229	5,780,725

		33,626,057

Health Care Providers & Services—3.1%
Acadia Healthcare Co., Inc. (a) (b)	118,854	5,625,360
IPC The Hospitalist Co., Inc. (a) (b)	39,760	2,361,347
MWI Veterinary Supply, Inc. (a)	14,070	2,400,201
Team Health Holdings, Inc. (a)	108,473	4,940,945

		15,327,853

Health Care Technology—0.9%
Medidata Solutions, Inc. (a)	76,588	4,638,935

Hotels, Restaurants & Leisure—3.6%
AFC Enterprises, Inc. (a)	112,531	4,332,443

See accompanying notes to financial statements.

MSF-5

Metropolitan Series Fund

Loomis Sayles Small Cap Growth Portfolio

Schedule of Investments as of December 31, 2013

Common Stocks—(Continued)

Security Description	Shares	Value

Hotels, Restaurants & Leisure—(Continued)
Noodles & Co. (a) (b)	79,529	$2,856,682
Texas Roadhouse, Inc.	174,373	4,847,569
Vail Resorts, Inc. (b)	76,217	5,733,805

		17,770,499

Internet & Catalog Retail—1.5%
HomeAway, Inc. (a) (b)	181,702	7,427,978

Internet Software & Services—6.6%
Cornerstone OnDemand, Inc. (a) (b)	94,402	5,035,403
CoStar Group, Inc. (a)	29,382	5,423,329
Dealertrack Technologies, Inc. (a) (b)	173,242	8,329,475
Envestnet, Inc. (a)	108,381	4,367,754
OpenTable, Inc. (a) (b)	58,753	4,663,226
Shutterstock, Inc. (a)	52,293	4,373,264

		32,192,451

IT Services—2.6%
Cardtronics, Inc. (a)	72,410	3,146,215
EPAM Systems, Inc. (a)	148,460	5,187,192
InterXion Holding NV (a)	187,617	4,429,637

		12,763,044

Life Sciences Tools & Services—0.8%
Fluidigm Corp. (a)	98,817	3,786,667

Machinery—4.2%
Manitowoc Co., Inc. (The) (b)	242,064	5,644,932
Middleby Corp. (The) (a)	21,504	5,160,315
Proto Labs, Inc. (a) (b)	61,354	4,367,178
RBC Bearings, Inc. (a) (b)	74,963	5,303,632

		20,476,057

Oil, Gas & Consumable Fuels—3.7%
Diamondback Energy, Inc. (a)	80,188	4,238,738
Gulfport Energy Corp. (a)	81,999	5,178,237
Oasis Petroleum, Inc. (a)	101,168	4,751,861
Rosetta Resources, Inc. (a)	83,300	4,001,732

		18,170,568

Pharmaceuticals—1.7%
Medicines Co. (The) (a)	64,593	2,494,582
Pacira Pharmaceuticals, Inc. (a)	56,454	3,245,540
Sagent Pharmaceuticals, Inc. (a) (b)	104,931	2,663,149

		8,403,271

Professional Services—5.3%
Advisory Board Co. (The) (a) (b)	69,019	4,394,440
Corporate Executive Board Co. (The)	85,719	6,637,222
Huron Consulting Group, Inc. (a)	79,835	5,007,251
On Assignment, Inc. (a)	138,965	4,852,658
WageWorks, Inc. (a)	87,100	5,177,224

		26,068,795

Road & Rail—1.4%
Genesee & Wyoming, Inc. - Class A (a)	69,087	6,635,806

Semiconductors & Semiconductor Equipment—4.2%
Cavium, Inc. (a) (b)	112,964	3,898,387
Hittite Microwave Corp. (a)	70,852	4,373,694
Monolithic Power Systems, Inc. (a)	125,627	4,354,232
Semtech Corp. (a)	145,043	3,666,687
Silicon Laboratories, Inc. (a)	95,190	4,122,679

		20,415,679

Software—6.5%
Aspen Technology, Inc. (a)	156,730	6,551,314
CommVault Systems, Inc. (a) (b)	62,348	4,668,618
FleetMatics Group plc (a) (b)	64,715	2,798,924
Guidewire Software, Inc. (a)	135,133	6,630,976
Imperva, Inc. (a)	98,650	4,748,024
Ultimate Software Group, Inc. (a)	42,939	6,579,114

		31,976,970

Specialty Retail—4.2%
Asbury Automotive Group, Inc. (a)	87,364	4,694,941
Cabela’s, Inc. (a) (b)	56,919	3,794,221
Chico’s FAS, Inc.	195,791	3,688,702
Hibbett Sports, Inc. (a) (b)	76,867	5,166,231
Restoration Hardware Holdings, Inc. (a)	49,813	3,352,415

		20,696,510

Textiles, Apparel & Luxury Goods—3.0%
Deckers Outdoor Corp. (a) (b)	57,284	4,838,207
Oxford Industries, Inc.	72,524	5,850,511
Tumi Holdings, Inc. (a) (b)	181,951	4,102,995

		14,791,713

Transportation Infrastructure—0.6%
Wesco Aircraft Holdings, Inc. (a)	135,177	2,963,080

Total Common Stocks (Cost $333,946,739)		478,448,182

Short-Term Investments—23.1%

Mutual Fund—20.1%
State Street Navigator Securities Lending MET Portfolio (c)	98,824,930	98,824,930

See accompanying notes to financial statements.

MSF-6

Metropolitan Series Fund

Loomis Sayles Small Cap Growth Portfolio

Schedule of Investments as of December 31, 2013

Short-Term Investments—(Continued)

Security Description	Principal Amount*	Value

Repurchase Agreement—3.0%
Fixed Income Clearing Corp. Repurchase Agreement dated 12/31/13 at 0.000% to be repurchased at $14,521,000 on 01/02/14, collateralized by $14,830,000 U.S. Treasury Note at 0.250% due 10/31/15 with a value of $14,811,463.	14,521,000	$14,521,000

Total Short-Term Investments (Cost $113,345,930)		113,345,930

Total Investments—120.4% (Cost $447,292,669) (d)		591,794,112
Other assets and liabilities (net)—(20.4)%		(100,075,060)

Net Assets—100.0%		$491,719,052

*	Principal amount stated in U.S. dollars unless otherwise noted.
(a)	Non-income producing security.
(b)	All or a portion of the security was held on loan. As of December 31, 2013, the market value of securities loaned was $96,642,784 and the collateral received consisted of cash in the amount of $98,824,930. The cash collateral is invested in a money market fund managed by an affiliate of the custodian.
(c)	Represents investment of cash collateral received from securities lending transactions.
(d)	As of December 31, 2013, the aggregate cost of investments for federal income tax purposes was $447,589,285. The aggregate unrealized appreciation and depreciation of investments were $145,926,915 and $(1,722,088), respectively, resulting in net unrealized appreciation of $144,204,827 for federal income tax purposes.

Fair Value Hierarchy

Accounting principles generally accepted in the United States of America (“GAAP”) define fair market value as the price that the Portfolio would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. It establishes a fair value hierarchy that prioritizes inputs to valuation methods and requires disclosure of the fair value hierarchy that segregates fair value measurements into three levels. Levels 1, 2 and 3 of the fair value hierarchy are defined as follows:

Level 1 - unadjusted quoted prices in active markets for identical investments

Level 2 - other significant observable inputs (including, but not limited to, unadjusted quoted prices for similar investments in markets that are either active or inactive; inputs other than quoted prices that are observable such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks, default rates, etc.)

Level 3 - significant unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are unavailable (including the Portfolio’s own assumptions in determining the fair value of investments)

The inputs or methodologies used for valuing investments are not necessarily an indication of the risk associated with investing in them. Changes to the inputs or methodologies used may result in transfers between levels, which will be recognized as of the beginning of the reporting period. Information on transfers between Level 1 and Level 2, if any, will be disclosed following the fair value hierarchy table below. A reconciliation of Level 3 securities, if any, will also be disclosed following the fair value hierarchy table. For more information about the Portfolio’s policy regarding the valuation of investments, please refer to the Notes to Financial Statements.

The following table summarizes the fair value hierarchy of the Portfolio’s investments as of December 31, 2013:

Description	Level 1	Level 2	Level 3	Total
Total Common Stocks*	$478,448,182	$—	$—	$478,448,182
Short-Term Investments
Mutual Fund	98,824,930	—	—	98,824,930
Repurchase Agreement	—	14,521,000	—	14,521,000
Total Short-Term Investments	98,824,930	14,521,000	—	113,345,930
Total Investments	$577,273,112	$14,521,000	$—	$591,794,112

Collateral for Securities Loaned (Liability)	$—	$(98,824,930)	$—	$(98,824,930)

*	See Schedule of Investments for additional detailed categorizations.

See accompanying notes to financial statements.

MSF-7

Metropolitan Series Fund

Loomis Sayles Small Cap Growth Portfolio

Statement of Assets and Liabilities

December 31, 2013

Assets
Investments at value (a) (b)	$591,794,112
Cash	221
Receivable for:
Fund shares sold	149,592
Dividends	185,221
Prepaid expenses	1,189

Total Assets	592,130,335
Liabilities
Collateral for securities loaned	98,824,930
Payables for:
Investments purchased	710,174
Fund shares redeemed	431,168
Accrued expenses:
Management fees	330,818
Distribution and service fees	17,890
Deferred trustees’ fees	48,554
Other expenses	47,749

Total Liabilities	100,411,283

Net Assets	$491,719,052

Net assets consist of:
Paid in surplus	$292,996,582
Accumulated net investment loss	(48,554)
Accumulated net realized gain	54,269,581
Unrealized appreciation on investments	144,501,443

Net Assets	$491,719,052

Net Assets
Class A	$402,353,138
Class B	80,688,395
Class E	8,677,519
Capital Shares Outstanding*
Class A	24,308,687
Class B	5,041,186
Class E	534,042
Net Asset Value, Offering Price and Redemption Price Per Share
Class A	$16.55
Class B	16.01
Class E	16.25

*	The Portfolio is authorized to issue an unlimited number of shares.
(a)	Identified cost of investments was $447,292,669.
(b)	Includes securities loaned at value of $96,642,784.

Statement of Operations

Year Ended December 31, 2013

Investment Income
Dividends	$982,145
Interest	580
Securities lending income	465,176

Total investment income	1,447,901
Expenses
Management fees	4,013,705
Administration fees	6,589
Custodian and accounting fees	47,404
Distribution and service fees—Class B	178,653
Distribution and service fees—Class E	11,274
Audit and tax services	37,723
Legal	27,754
Trustees’ fees and expenses	35,356
Shareholder reporting	36,543
Insurance	2,827
Miscellaneous	9,346

Total expenses	4,407,174
Less management fee waiver	(395,968)
Less broker commission recapture	(30,631)

Net expenses	3,980,575

Net Investment Loss	(2,532,674)

Net Realized and Unrealized Gain
Net realized gain on investments	76,656,573

Net change in unrealized appreciation on investments	101,257,760

Net realized and unrealized gain	177,914,333

Net Increase in Net Assets From Operations	$175,381,659

See accompanying notes to financial statements.

MSF-8

Metropolitan Series Fund

Loomis Sayles Small Cap Growth Portfolio

Statements of Changes in Net Assets

	Year Ended December 31, 2013	Year Ended December 31, 2012
Increase (Decrease) in Net Assets:
From Operations
Net investment loss	$(2,532,674)	$(1,213,443)
Net realized gain	76,656,573	18,612,940
Net change in unrealized appreciation	101,257,760	29,657,798

Increase in net assets from operations	175,381,659	47,057,295

Decrease in net assets from capital share transactions	(61,215,845)	(93,039,271)

Total increase (decrease) in net assets	114,165,814	(45,981,976)

Net Assets
Beginning of period	377,553,238	423,535,214

End of period	$491,719,052	$377,553,238

Accumulated net investment loss
End of period	$(48,554)	$(39,418)

Other Information:

Capital Shares

Transactions in capital shares were as follows:

	Year Ended December 31, 2013		Year Ended December 31, 2012
	Shares	Value	Shares	Value
Class A
Sales	3,511,756	$45,338,268	2,124,521	$22,910,912
Redemptions	(7,138,154)	(98,802,398)	(9,638,662)	(106,552,103)

Net decrease	(3,626,398)	$(53,464,130)	(7,514,141)	$(83,641,191)

Class B
Sales	753,522	$10,565,408	496,842	$5,203,334
Redemptions	(1,305,262)	(17,855,303)	(1,260,604)	(13,239,525)

Net decrease	(551,740)	$(7,289,895)	(763,762)	$(8,036,191)

Class E
Sales	112,870	$1,623,975	19,728	$210,060
Redemptions	(149,978)	(2,085,795)	(147,889)	(1,571,949)

Net decrease	(37,108)	$(461,820)	(128,161)	$(1,361,889)

Decrease derived from capital shares transactions		$(61,215,845)		$(93,039,271)

See accompanying notes to financial statements.

MSF-9

Metropolitan Series Fund

Loomis Sayles Small Cap Growth Portfolio

Financial Highlights

Selected per share data
	Class A
	Year Ended December 31,
	2013	2012	2011	2010	2009
Net Asset Value, Beginning of Period	$11.13	$10.01	$9.72	$7.38	$5.68

Income (Loss) from Investment Operations
Net investment loss (a)	(0.07)	(0.03)	(0.06)	(0.06)	(0.06)
Net realized and unrealized gain on investments	5.49	1.15	0.35	2.40	1.76

Total from investment operations	5.42	1.12	0.29	2.34	1.70

Net Asset Value, End of Period	$16.55	$11.13	$10.01	$9.72	$7.38

Total Return (%) (b)	48.70	11.19	2.98	31.71	29.93

Ratios/Supplemental Data
Gross ratio of expenses to average net assets (%)	0.95	0.96	0.96	1.07	1.33
Net ratio of expenses to average net assets (%) (c)	0.86	0.87	0.88	1.02	1.30
Ratio of net investment loss to average net assets (%)	(0.53)	(0.26)	(0.58)	(0.75)	(1.07)
Portfolio turnover rate (%)	58	74	74	73	170
Net assets, end of period (in millions)	$402.4	$311.0	$354.8	$28.4	$22.3

	Class B
	Year Ended December 31,
	2013	2012	2011	2010	2009
Net Asset Value, Beginning of Period	$10.79	$9.73	$9.47	$7.21	$5.56

Income (Loss) from Investment Operations
Net investment loss (a)	(0.10)	(0.05)	(0.09)	(0.08)	(0.08)
Net realized and unrealized gain on investments	5.32	1.11	0.35	2.34	1.73

Total from investment operations	5.22	1.06	0.26	2.26	1.65

Net Asset Value, End of Period	$16.01	$10.79	$9.73	$9.47	$7.21

Total Return (%) (b)	48.38	10.89	2.75	31.35	29.68

Ratios/Supplemental Data
Gross ratio of expenses to average net assets (%)	1.20	1.21	1.21	1.32	1.58
Net ratio of expenses to average net assets (%) (c)	1.11	1.12	1.13	1.27	1.55
Ratio of net investment loss to average net assets (%)	(0.77)	(0.51)	(0.86)	(1.00)	(1.32)
Portfolio turnover rate (%)	58	74	74	73	170
Net assets, end of period (in millions)	$80.7	$60.4	$61.8	$66.4	$56.6

Please see following page for Financial Highlights footnote legend.

See accompanying notes to financial statements.

MSF-10

Metropolitan Series Fund

Loomis Sayles Small Cap Growth Portfolio

Financial Highlights

Selected per share data
	Class E
	Year Ended December 31,
	2013	2012	2011	2010	2009
Net Asset Value, Beginning of Period	$10.94	$9.86	$9.58	$7.29	$5.61

Income (Loss) from Investment Operations
Net investment loss (a)	(0.09)	(0.04)	(0.08)	(0.07)	(0.07)
Net realized and unrealized gain on investments	5.40	1.12	0.36	2.36	1.75

Total from investment operations	5.31	1.08	0.28	2.29	1.68

Net Asset Value, End of Period	$16.25	$10.94	$9.86	$9.58	$7.29

Total Return (%) (b)	48.54	10.95	2.92	31.41	29.95

Ratios/Supplemental Data
Gross ratio of expenses to average net assets (%)	1.10	1.11	1.11	1.22	1.48
Net ratio of expenses to average net assets (%) (c)	1.01	1.02	1.03	1.17	1.45
Ratio of net investment loss to average net assets (%)	(0.67)	(0.41)	(0.76)	(0.90)	(1.22)
Portfolio turnover rate (%)	58	74	74	73	170
Net assets, end of period (in millions)	$8.7	$6.3	$6.9	$7.8	$7.0

(a)	Per share amounts based on average shares outstanding during the period.
(b)	Total return does not reflect any insurance, sales, separate account or administrative charges of variable annuity or life insurance contracts or any additional expenses that contract owners may bear under their variable contracts. If these charges were included, the returns would be lower.
(c)	Net ratio of expenses to average net assets includes the effect of management fee waivers as detailed in Note 5 of the Notes to Financial Statements.

See accompanying notes to financial statements.

MSF-11

Metropolitan Series Fund

Loomis Sayles Small Cap Growth Portfolio

Notes to Financial Statements—December 31, 2013

1. Organization

Metropolitan Series Fund (the “Trust”) is organized as a Delaware statutory trust and registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. The Trust is currently comprised of thirty series, each of which operates as a distinct investment vehicle of the Trust. The portfolio included in this report is Loomis Sayles Small Cap Growth Portfolio (the “Portfolio”), which is diversified. Shares in the Portfolio are not offered directly to the general public and are currently available only to separate accounts established by Metropolitan Life Insurance Company (“MetLife”) and other affiliated life insurance companies.

The Portfolio has registered and offers three classes of shares: Class A, B, and E shares. Shares of each Class of the Portfolio represent an equal pro rata interest in the Portfolio and generally give the shareholder the same voting, dividend, liquidation, and other rights. Investment income, realized and unrealized capital gains and losses, the common expenses of the Portfolio, and certain Portfolio-level expense reductions, if any, are allocated on a pro rata basis to each Class based on the relative net assets of each Class to the net assets of the Portfolio. Each Class of shares differs in its respective distribution plan and such distribution expenses are allocated to that Class.

2. Significant Accounting Policies

The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America (“GAAP”) requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities as of the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates. In the preparation of these financial statements, management has evaluated events and transactions subsequent to December 31, 2013 through the date the financial statements were issued.

The following is a summary of significant accounting policies consistently followed by the Portfolio in the preparation of its financial statements.

Investment Valuation and Fair Value Measurements - Debt securities (other than short term obligations with a remaining maturity of sixty days or less), including corporate, convertible and municipal bonds and notes; obligations of the U.S. treasury and U.S. government agencies; sovereign issues; floating rate loans; and non-U.S. bonds, are generally valued on the basis of evaluated or composite bid quotations obtained from independent pricing services and/or brokers and dealers selected by MetLife Advisers, LLC (“MetLife Advisers” or the “Adviser”), an affiliate of MetLife, Inc., pursuant to authorization of the Board of Trustees of the Trust (the “Board” or “Trustees”). Such quotations utilize matrix pricing, which considers observable inputs including, among other things, issuer details, maturity dates, interest rates, yield curves, rates of prepayment, credit risks/spreads, default rates, reported trades, broker dealer quotes and quoted prices for similar securities. Securities that use similar valuation techniques and inputs as described above are generally categorized as Level 2 within the fair value hierarchy.

Mortgage and asset-backed securities are usually issued as separate tranches, or classes, of securities within each deal. These securities are also generally valued on the basis of evaluated or composite bid quotations obtained from independent pricing services and/or brokers and dealers selected by the Adviser pursuant to authorization of the Board. The pricing models for these securities usually consider tranche-level attributes, estimated cash flows and market-based yield spreads for each tranche and current market data, and incorporate deal collateral performance, as available. Mortgage and asset-backed securities that use similar valuation techniques and inputs as described above are generally categorized as Level 2 within the fair value hierarchy.

Short term obligations with a remaining maturity of sixty days or less are generally valued at amortized cost, which approximates fair market value, and are generally categorized as Level 2 within the fair value hierarchy.

Domestic and foreign equity securities, such as common stock, exchange-traded funds, rights, warrants, and preferred stock, that are traded on a securities exchange, are generally valued at their last sale price on the exchange or market in which they are principally traded on the valuation date, or, if no sales occurred on that day, at the last reported bid price. Equity securities traded over-the-counter are generally valued at the last reported sale price. Valuation adjustments may be applied to certain foreign equity securities that are traded solely on foreign exchanges that close before the close of the U.S. market to account for the market movement between the close of the foreign exchanges and the close of the U.S. market. The Portfolio may use a systematic fair valuation model provided by an independent third party to value securities principally traded in these foreign markets in order to adjust for possible stale pricing that may occur between the close of the foreign exchanges and the time of the Portfolio valuation. Foreign equity securities using these valuation adjustments are generally categorized as Level 2 within the fair value hierarchy. Equity securities that are actively traded, and have no valuation adjustments applied, are categorized as Level 1 within the fair value hierarchy. Other equity securities traded on inactive markets, or valued in reference to similar instruments traded on active markets, are generally categorized as Level 2 within the fair value hierarchy.

MSF-12

Metropolitan Series Fund

Loomis Sayles Small Cap Growth Portfolio

Notes to Financial Statements—December 31, 2013—(Continued)

Investments in registered open-end management investment companies are valued at reported net asset value per share on the valuation date and are categorized as Level 1 within the fair value hierarchy.

Forward foreign currency exchange contracts are valued through an independent pricing service based on the mean between closing bid and ask prices of the forward currency rates in the London foreign exchange markets on a daily basis as provided by a reliable bank or dealer. These contracts are generally categorized as Level 2 within the fair value hierarchy.

Options, whether on securities, indices, futures contracts, or otherwise, traded on exchanges are valued at the last sale price available as of the close of business on the valuation date or, if there is no such price available, at the mean between the last reported bid and ask prices. These types of options are categorized as Level 1 within the fair value hierarchy. Futures contracts, which are traded on commodity exchanges, are valued at their closing prices as of the close of such exchanges and are categorized as Level 1 within the fair value hierarchy.

Options and futures contracts that are traded over-the-counter are generally valued on the basis of quotations provided by broker-dealers or prices provided by pricing service providers who use a series of techniques, including simulation pricing models, to determine the value of the contracts. The pricing models use inputs that are observed from actively quoted markets such as issuer details, indices, spreads, interest rates, yield curves, credit curves, measures of volatility and exchange rates. These contracts are generally categorized as Level 2 within the fair value hierarchy.

If no current market value quotation or other observable inputs are readily available or market value quotations are deemed to be unreliable for a security, the fair value of the security will be determined in accordance with procedures approved by and under the general supervision of the Board. In such a circumstance, the Board has delegated the determination of the fair value of a security to a Valuation Committee (“Committee”) of MetLife Advisers. The Committee provides general pricing oversight and fair value pricing determinations related to portfolio securities and meets on a regular basis to review reports relating to the valuation of the securities in the Portfolio. The Board has delegated to State Street Bank and Trust Company, the Trust’s custodian (“custodian”), the responsibility for calculating the net asset values (“NAVs”) of the Trust’s Portfolios. The Committee is responsible for overseeing the calculation of the NAVs of the Portfolios by the custodian. The Committee also periodically reviews pricing vendors, including the vendor providing fair value pricing for the Portfolio’s foreign securities, and is responsible for overseeing the correction of pricing errors and addressing other pricing issues that arise in the ordinary course of business, such as making real-time fair value determinations, as necessary.

No single standard for determining the fair value of a security can be set forth because fair value depends upon the facts and circumstances with respect to each security. Information relating to any relevant factors may be obtained by the Committee from any appropriate source, including the subadviser of the Portfolio, the custodian, a pricing service, market maker and/or broker for such security or the issuer. Appropriate methodologies for determining fair value under particular circumstances may include: matrix pricing, comparisons of securities with comparable characteristics, value based on multiples of earnings, discount from market price of similar marketable securities or a combination of these and other methods. The Committee maintains a detailed report tracking each fair-valued security that compares the fair value price to the next available trade, vendor or broker price, and provides information on how close the fair value price was to the next quoted price. The Committee reviews a summary of such report monthly. On a quarterly basis, the Board is provided with the following for consideration and ratification or adjustment: (1) a memorandum summarizing the actions taken by the Committee in the prior quarter; and (2) a list of the Portfolio’s securities as of the most recent quarter-end for which market quotations were not readily available.

Investment Transactions and Related Investment Income - Portfolio security transactions are recorded on the trade date. Dividend income is recorded on the ex-dividend date or, for certain foreign securities, when notified. Interest income, which includes amortization of premium and accretion of discount on debt securities, is recorded on the accrual basis. Realized gains and losses on investments are determined on the identified cost basis, which is the same basis used for federal income tax purposes. Foreign income and foreign capital gains on some foreign securities may be subject to foreign taxes, which are accrued as applicable. These foreign taxes have been provided for in accordance with the Portfolio’s understanding of the applicable countries’ tax rules and rates.

Income Taxes - It is the Portfolio’s policy to comply with the requirements of the Internal Revenue Code of 1986, as amended, and regulations thereunder, applicable to regulated investment companies and to distribute, with respect to each taxable year, all of its taxable income to shareholders. Therefore, no federal income tax provision is required. The Portfolio files U.S. federal tax returns. No income tax returns are currently under examination. The Portfolio’s federal tax returns for the prior three fiscal years remain subject to examination by the Internal Revenue Service. As of December 31, 2013, the Portfolio had no uncertain tax positions that would require financial statement recognition, or de-recognition or disclosure.

Dividends and Distributions to Shareholders - The Portfolio records dividends and distributions on the ex-dividend date. Net realized gains from security transactions (if any) are generally distributed annually to shareholders. The timing and characterization of certain income and capital gains distributions are determined in accordance with federal tax regulations that may differ from GAAP. Permanent book and tax basis differences relating to shareholder distributions will result in reclassification between under/over

MSF-13

Metropolitan Series Fund

Loomis Sayles Small Cap Growth Portfolio

Notes to Financial Statements—December 31, 2013—(Continued)

distributed net investment income, accumulated net realized gains/losses, and paid-in surplus. Book-tax differences are primarily due to net operating losses and broker recapture reclasses. These adjustments have no impact on net assets or the results of operations.

Securities Lending - The Portfolio may lend its portfolio securities to certain qualified brokers who borrow securities in order to complete certain securities transactions. By lending its portfolio securities, the Portfolio attempts to increase its net investment income through the receipt of income on collateral held from securities on loan. Any gain or loss in the market price of the loaned securities that might occur and any interest earned or dividends declared during the term of the loan would accrue to the account of the Portfolio.

The Trust has entered into a securities lending arrangement with the custodian. Under this arrangement, the custodian is authorized to loan portfolio securities on the Portfolio’s behalf. In exchange, the Portfolio receives either cash or securities as collateral against the loaned securities. The Portfolio receives collateral at least equal to 102% of the market value of the loaned securities (105% for foreign equity securities), at each loan’s inception. Collateral representing at least 100% of the market value of the loaned securities must be maintained for the duration of the loan. A liability for cash collateral is reflected on the Statement of Assets and Liabilities, and is categorized as Level 2 within the fair value hierarchy. Cash collateral is generally invested in the State Street Navigator Securities Lending MET Portfolio (the “Navigator Portfolio”), a series of the State Street Navigator Securities Lending Trust that is managed by an affiliate of the custodian. The Navigator Portfolio is a registered money market fund that invests in a variety of high-quality, U.S. dollar-denominated instruments. If the market value of the collateral at the close of trading on a business day is less than 100% of the market value of the loaned securities at the close of trading on that day, the borrower shall be required to deliver, by the close of business on the following business day, an additional amount of collateral, so that the total amount of posted collateral is equal to at least 100% of the market value of all the loaned securities as of such preceding day. A portion of net income (income after the deduction of expenses and fees of the Navigator Portfolio) on the collateral is rebated to the borrower of the securities and the remainder is split between the custodian and the Portfolio. On loans collateralized by U.S. Treasuries, a fee is received from the borrower and is allocated between the Portfolio and the custodian. The risks associated with lending portfolio securities include, but are not limited to, possible delays in receiving additional collateral or in the recovery of the loaned securities, possible loss of rights in the collateral should the borrower fail financially, as well as risk of loss in the value of the collateral or the value of the investments made with the collateral. The lending agent has agreed to indemnify the Portfolio in the case of default of any securities borrower. Income received by the Portfolio in securities lending transactions during the year ended December 31, 2013 is reflected as Securities lending income on the Statement of Operations. Any outstanding loans by the Portfolio at December 31, 2013 are disclosed in the footnotes to the Schedule of Investments.

Repurchase Agreements - The Portfolio may enter into repurchase agreements, under the terms of a Master Repurchase Agreement, with selected commercial banks and broker-dealers, under which the Portfolio acquires securities as collateral and agrees to resell the securities at an agreed upon time and at an agreed-upon price. The Portfolio, through the custodian or a subcustodian, receives delivery of the underlying securities collateralizing any repurchase agreements. The Portfolio requires the custodian to take possession, to have legally segregated in the Federal Reserve Book Entry System, or to have segregated within the custodian’s vault, all securities held as collateral for repurchase agreements. It is the Portfolio’s policy that the market value of the collateral be at least equal to 100% of the repurchase price in the case of a repurchase agreement of one-day duration and at least equal to 102% of the repurchase price in the case of all other repurchase agreements. In the event of default or failure by a party to perform an obligation in connection with any repurchase transaction, the Master Repurchase Agreement gives the non-defaulting party the right to set-off claims and to apply property held by it in connection with any repurchase transaction against obligations owed to it.

At December 31, 2013, the Portfolio had investments in repurchase agreements with a gross value of $14,521,000, which is included as part of investments at value on the Statement of Assets and Liabilities. The value of the related collateral exceeded the value of the repurchase agreements at December 31, 2013.

Directed Brokerage Agreement - The Trust has entered into a directed brokerage arrangement with State Street Global Markets (“SSGM”). Under this arrangement, the Portfolio directs certain trades to SSGM in return for a recapture credit. SSGM issues a cash rebate to the Portfolio. Amounts paid to the Portfolio are shown separately as broker commission recapture on the Statement of Operations of the Portfolio. Additionally, these amounts have been excluded from the calculation of the net ratio of expenses to average net assets presented in the Financial Highlights for each share class.

3. Certain Risks

Market Risk: In the normal course of business, the Portfolio invests in securities and enters into transactions where risks exist due to fluctuations in the market (market risk) or failure of the other party to a transaction to perform (credit and counterparty risk). The value of securities held by the Portfolio may decline in response to certain events, including those directly involving the companies whose securities are owned by the Portfolio; conditions affecting the general economy; overall market changes; local, regional or global political, social or economic instability; currency, interest rate, and price fluctuations.

Credit and Counterparty Risk: The Portfolio may be exposed to counterparty risk, or the risk that an entity with which the Portfolio has unsettled or open transactions may default. The potential loss could exceed the value of the financial assets and liabilities

MSF-14

Metropolitan Series Fund

Loomis Sayles Small Cap Growth Portfolio

Notes to Financial Statements—December 31, 2013—(Continued)

recorded in the financial statements. Financial assets that potentially expose the Portfolio to credit and counterparty risk consist principally of cash due from counterparties and investments. The Portfolio manages counterparty risk by entering into agreements only with counterparties that it believes have the financial resources to honor their obligations and by monitoring the financial stability of those counterparties. The Portfolio’s investment adviser attempts to mitigate counterparty risk by (i) periodically assessing the creditworthiness of its trading partners, (ii) monitoring and/or limiting the amount of its net exposure to each individual counterparty based on its assessment, and (iii) requiring collateral from the counterparty for certain transactions. In order to preserve certain safeguards for non-standard settlement trades, the Portfolio restricts its exposure to credit and counterparty losses by entering into master netting agreements with counterparties (approved brokers) with whom it undertakes a significant volume of transactions. Master Agreements govern the terms of certain transactions, and reduce the counterparty risk associated with relevant transactions by specifying credit protection mechanisms and providing standardization that improves legal certainty. Master Agreements can also help limit counterparty risk by specifying collateral posting arrangements at pre-arranged exposure levels.

Repurchase agreements are primarily executed under Global Master Repurchase Agreements (“GMRAs”) or Master Repurchase Agreements (“MRAs”), which provide the rights to set-off. Each repurchase agreement is initially collateralized at the transaction level. In the event of default, the total market value exposure will be offset against collateral exchanged to date, which would result in a net receivable/(payable) that would be due from/to the counterparty. Securities pledged as collateral are noted in the Schedule of Investments.

Additional risks associated with each type of investment are described above within the respective security type notes. The Portfolio’s prospectus includes a discussion of the principal risks of investing in the Portfolio.

4. Investment Transactions

Aggregate cost of purchases and proceeds of sales of investment securities, excluding short-term securities, for the year ended December 31, 2013 were as follows:

Purchases		Sales
U.S. Government	Non U.S. Government	U.S. Government	Non U.S. Government
$0	$248,669,480	$0	$319,332,161

During the year ended December 31, 2013, the Portfolio engaged in security transactions with other affiliated portfolios. These amounted to $4,893,065 in purchases of investments, which are included above.

5. Investment Management Fees and Other Transactions with Affiliates

Investment Management Agreement - MetLife Advisers is the investment adviser to the Portfolio. The Trust has entered into an investment management agreement with MetLife Advisers with respect to the Portfolio. For providing investment management services to the Portfolio, MetLife Advisers receives monthly compensation at the annual rates:

Management Fees earned by MetLife Advisers for the year ended December 31, 2013	% per annum	Average Daily Net Assets
$4,013,705	0.900%	Of the first $500 million
	0.850%	On amounts in excess of $500 million

Certain officers and trustees of the Trust may also be officers of MetLife Advisers; however, such officers and trustees receive no compensation from the Trust.

MetLife Advisers has entered into an investment subadvisory agreement with respect to the Portfolio. Loomis, Sayles & Company, L.P. is compensated by MetLife Advisers to provide subadvisory services for the Portfolio.

Management Fee Waivers - Pursuant to an expense agreement, MetLife Advisers has agreed, for the period April 29, 2013 through April 27, 2014, to reduce its advisory fees set out above under “Investment Management Agreement” for each class of the Portfolio as follows:

% per annum	Average Daily Net Assets
0.050%	On the first $100 million
0.100%	On the next $400 million
0.050%	On amounts in excess of $500 million

An identical expense agreement was in place for the period May 1, 2012 through April 28, 2013. Amounts waived for the year ended December 31, 2013 are shown as management fee waivers in the Statement of Operations.

MSF-15

Metropolitan Series Fund

Loomis Sayles Small Cap Growth Portfolio

Notes to Financial Statements—December 31, 2013—(Continued)

Transfer Agency Agreement - MetLife serves as the transfer agent for the Trust. MetLife receives no fees for its services to the Trust under the transfer agency agreement.

Distribution and Service Fees - The Trust has a distribution agreement with MetLife Investors Distribution Company (“MIDC” or the “Distributor”) in which MIDC serves as the distributor for the Portfolio’s Class A, B and E Shares. MIDC is a wholly-owned subsidiary of MetLife Investors Group, Inc., an affiliate of the Adviser. The Trust has also adopted a Distribution and Service Plan under Rule 12b-1 of the 1940 Act for the Portfolio’s Class B and E Shares. Under the Distribution and Service Plan, the Class B and E Shares of the Portfolio pay a fee to compensate the Insurance Companies (or their affiliates) and other broker-dealers and financial intermediaries involved in the offer and sale of Portfolio shares for promoting or selling and servicing the Class B and E Shares. The fees under the Distribution and Service Plan for each class of the Portfolio’s shares are calculated as a percentage of the Portfolio’s average daily net assets that are attributable to that Class. Currently, the fee is 0.25% per year for Class B Shares and 0.15% per year for Class E Shares. Amounts incurred by the Portfolio for the year ended December 31, 2013 are shown as Distribution and service fees in the Statement of Operations.

Deferred Trustee Compensation - Each Trustee who is not currently an employee of the Adviser or any of its affiliates receives compensation from the Trust for his or her service to the Trust. A deferred compensation plan (the “Plan”) is available to the Trustees on a voluntary basis. Deferred amounts remain in the Trust until distributed in accordance with the provisions of the Plan. The value of a participating Trustee’s deferral account is based on theoretical investments of deferred amounts, on the normal payment dates in certain portfolios of the Trust or Met Investors Series Trust, an affiliate of the Trust, as designated by the participating Trustee. Changes in the value of participants’ deferral accounts are reflected as Trustees’ fees and expenses in the Statement of Operations. The portion of the accrued obligations allocated to the Portfolio under the Plan is reflected as Deferred trustees’ fees in the Statement of Assets and Liabilities.

6. Contractual Obligations

Under the Trust’s organizational documents, its officers and Trustees may be indemnified against certain liabilities and expenses arising out of the performance of their duties to the Trust. Additionally, the Trust has a variety of indemnification obligations under contracts with its service providers. The Trust’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Trust that have not yet occurred.

7. Income Tax Information

There were no distributions paid for the years ending December 31, 2013 and 2012.

As of December 31, 2013, the components of distributable earnings (accumulated losses) on a federal income tax basis were as follows:

Undistributed Ordinary Income	Undistributed Long-Term Capital Gain	Net Unrealized Appreciation	Loss Carryforwards	Total
$—	$54,566,197	$144,204,827	$—	$198,771,024

The Portfolio utilizes the provisions of the federal income tax laws that provide for the carryforward of capital losses for prior years, offsetting such losses against any future realized capital gains. Under the Regulated Investment Company Modernization Act of 2010 (the “Act”), net capital losses recognized after December 22, 2010 may be carried forward indefinitely and their character is retained as short-term and/or long-term losses. Previously, net capital losses were carried forward for up to eight years and treated as short-term losses. As a transition rule, the Act requires that post-enactment net capital losses be used before pre-enactment net capital losses.

During the year ended December 31, 2013, the Portfolio utilized capital loss carryforwards of $21,864,516.

As of December 31, 2013, there were no post-enactment accumulated capital losses and no pre-enactment accumulated capital loss carryforwards.

MSF-16

Metropolitan Series Fund

Loomis Sayles Small Cap Growth Portfolio

Report of Independent Registered Public Accounting Firm

To the Shareholders of Loomis Sayles Small Cap Growth Portfolio and the Board of Trustees of Metropolitan Series Fund:

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Loomis Sayles Small Cap Growth Portfolio, one of the portfolios constituting Metropolitan Series Fund (the “Trust”) as of December 31, 2013, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Trust’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Trust is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Trust’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2013, by correspondence with the custodian and brokers; where replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Loomis Sayles Small Cap Growth Portfolio of Metropolitan Series Fund as of December 31, 2013, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

Deloitte & Touche LLP

Boston, Massachusetts

February 26, 2014

MSF-17

Metropolitan Series Fund

Trustees and Officers of Metropolitan Series Fund

The Trustees and executive officers of the Trust, their ages and their principal occupations during the past five years are set forth below. Unless otherwise indicated, the business address of each is One Financial Center, Boston, MA 02111. Each Trustee who is deemed an “interested person,” as such term is defined in the 1940 Act, is indicated by an asterisk. Those Trustees who are not “interested persons” as defined in the 1940 Act are referred to as “Independent Trustees.” Additional information about the Trustees is available in the Statement of Additional Information, which is available without charge, upon request, by calling (800) 848-3854.

Trustees of the Trust

Name and Age	Position(s) Held with Registrant	Term of Office and Length of Time Served	Principal Occupation(s) During the Past 5 Years(1)	Number of Portfolios in Fund Complex(2) overseen	Other Directorships Held by Trustee During the Past 5 Years(1)
Interested Trustee
Elizabeth M. Forget* (47)	Trustee, Chairman of the Board, President and Chief Executive Officer	Indefinite; From May 2006 (President and Chief Executive Officer)/ August 2006 (Trustee and Chairman of the Board) to present	Senior Vice President, MetLife Inc.; President, MetLife Advisers, LLC and a predecessor company.	79	Trustee, Met Investors Series Trust (the “MIST Trust”);** various MetLife-affiliated boards.

Independent Trustees
Stephen M. Alderman (54)	Trustee	Indefinite; From April 2012 to present	Shareholder in the law firm of Garfield & Merel, Ltd.	79	Trustee, MIST Trust;** Director, International Truck Leasing Corp.

Robert J. Boulware (57)	Trustee	Indefinite; From April 2012 to present	Managing Director, Pilgrim Funds, LLC (private equity fund).	79	Trustee, MIST Trust;** Trustee, Vertical Capital Income Fund (closed-end fund); Director, Gainsco, Inc. (auto insurance).

Susan C. Gause (61)	Trustee	Indefinite; From April 2012 to present	Private Investor.	79	Trustee, MIST Trust;** Trustee, HSBC Funds.

Nancy Hawthorne (62)	Trustee	Indefinite; From May 2003 to present	Chief Executive Officer, Clerestory LLC (corporate advisor).	79	MIST Trust;** Director, THL Credit, Inc.**; Director, Avid Technology, Inc.**

Barbara A. Nugent (57)	Trustee	Indefinite; From January 2014 to present	President, True North Board Governance, LLC (consulting); until 2014, partner in the law firm of Stradley Ronon Stevens & Young, LLP.	79	Trustee, MIST Trust**; Director, Episcopal Healthcare Foundation; until 2014, member, Mutual Fund Directors Forum Advisory Board.

MSF-18

Metropolitan Series Fund

Trustees and Officers of Metropolitan Series Fund—(Continued)

Name and Age	Position(s) Held with Registrant	Term of Office and Length of Time Served	Principal Occupation(s) During the Past 5 Years(1)	Number of Portfolios in Fund Complex(2) overseen	Other Directorships Held by Trustee During the Past 5 Years(1)
Keith M. Schappert (62)	Trustee	Indefinite; From August 2009 to present	Principal, Schappert Consulting LLC (asset management consulting).	79	Trustee, MIST Trust;** Director, The Commonfund for Nonprofit Organizations; until 2011, Director, Trilogy Global Advisors; Director, Mirae Asset Discovery Funds,** Director, Calamos Investments.

Linda B. Strumpf (66)	Trustee	Indefinite; From May 2000 to present	Chair of the Investment Committee, Leona M. and Harry B. Helmsley Charitable Trust; until 2011, Chief Investment Officer, Leona M. and Harry B. Helmsley Charitable Trust.	79	Since 2012, Trustee, MIST Trust,** Trustee and Member of Investment Committee, The Pennsylvania State University.

Dawn M. Vroegop (47)	Trustee	Indefinite; From May 2009 to present	Private Investor.	79	Trustee, MIST Trust,** Trustee, Driehaus Mutual Funds; Director and Investment Committee Chair, City College of San Francisco Foundation.

Executive Officers of the Trust

Name and Age	Position(s) Held with Registrant	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years(1)
Elizabeth M. Forget (47)	President, Chief Executive Officer, Trustee and Chairman of the Board	From May 2006 (President and Chief Executive Officer)/ August 2006 (Trustee and Chairman of the Board) to present	See principal occupation information in the table above.

Jeffrey L. Bernier (42)	Vice President	From February 2008 to present	Vice President, MetLife, Inc.; Senior Vice President, MetLife Advisers, LLC and a predecessor company.

Peter H. Duffy (58)	Chief Financial Officer and Treasurer	From November 2000 to present	Senior Vice President, MetLife Advisers, LLC; Vice President, MetLife, Inc.

Andrew L. Gangolf (59)	Secretary	From May 2011 to present	Senior Vice President, MetLife Advisers, LLC; Senior Vice President & Assistant General Counsel, AllianceBerstein Investments, Inc.

Jeffrey P. Halperin (46)	Chief Compliance Officer	From November 2005 to present	Vice President, MetLife, Inc.; Chief Compliance Officer, MIST; Chief Compliance Officer, MSF Trust; Chief Compliance Officer, MetLife Advisers, LLC and a predecessor company; Chief Compliance Officer, MetLife Investment Management, LLC (formerly MetLife Investment Advisors Company, LLC).

Alan C. Leland, Jr. (61)	Vice President	From February 2005 to present	Treasurer and Chief Financial Officer, MetLife Advisers, LLC; Vice President, MetLife Group Inc.; Vice President, MetLife, Inc.

*	Ms. Forget is an “interested person” of the Trust because of her positions with MetLife Advisers, LLC and her ownership of securities issued by MetLife, Inc., the ultimate parent company of MetLife Advisers, LLC.
**	Indicates a directorship with a registered investment company or a company subject to the reporting requirements of the Securities Exchange Act of 1934, as amended.
(1)	Previous positions during the past five years with the Trust, MetLife, Inc. or the Adviser are omitted if not materially different.
(2)	The Fund Complex includes 49 Portfolios of the MIST Trust and 30 Portfolios of the Trust.

MSF-19

Metropolitan Series Fund

Loomis Sayles Small Cap Growth Portfolio

Board of Trustees’ Consideration of Advisory and Sub-Advisory Agreements

At an in-person meeting of the Boards of Trustees (the “Board”) of Met Investors Series Trust and Metropolitan Series Fund (“MIST” and “MSF,” respectively, and collectively, the “Trusts”) held on November 19-20, 2013, the Board, including a majority of the Trustees who are not considered to be “interested persons” of the Trusts (the “Independent Trustees”) under the Investment Company Act of 1940, as amended (the “1940 Act”), approved for an annual period the continuation of each Trust’s advisory agreement (the “Advisory Agreement”) with MetLife Advisers, LLC (the “Adviser”) and the applicable sub-advisory agreements (each a “Sub-Advisory Agreement,” and collectively with the Advisory Agreement, the “Agreements”) between the Adviser and the investment sub-advisers (each a “Sub-Adviser,” and collectively, the “Sub-Advisers”) for each of the series of the Trusts, including the Loomis Sayles Small Cap Growth Portfolio (each a “Portfolio,” and collectively, the “Portfolios”).1

In considering the Agreements, the Board reviewed a variety of materials provided by the Adviser and the Sub-Advisers relating to the Portfolios, including comparative performance, fee and expense information for an appropriate peer group of similar mutual funds, performance information for relevant benchmark indices and other information regarding the nature, extent and quality of services provided by the Adviser and the Sub-Advisers under their respective Agreements. The Board also took into account its experience with the Adviser and the Sub-Advisers and information provided to the Board in its meetings throughout the year with respect to the services provided by the Adviser and the Sub-Advisers, including quarterly performance reports prepared by management containing reviews of investment results, and periodic presentations from certain of the Sub-Advisers with respect to the Portfolios they manage. The Independent Trustees also assessed reports provided by the Board’s independent consultant, who reviewed and provided analyses regarding investment performance, fees and expenses, and other information provided by, or at the direction of, the Adviser and the Sub-Advisers, as more fully discussed below.

The Independent Trustees were separately advised by independent legal counsel throughout the process, and met with independent legal counsel in periodic executive sessions. Prior to voting to continue the Agreements at the November meeting, the Independent Trustees also received a memorandum from their independent counsel discussing the legal standards for their consideration of the proposed continuation of the Agreements. The Board also met in person with personnel of the Adviser on September 17, 2013 for the specific purpose of giving preliminary consideration to the proposed continuation of the Agreements and to request additional information they considered reasonably necessary to their deliberations. The Independent Trustees also discussed the proposed continuation of the Agreements in private sessions with their independent legal counsel at which no representatives of management were present.

In considering whether to approve the renewal of the Advisory Agreement with the Adviser and any applicable Sub-Advisory Agreements with respect to a Portfolio, the Board reviewed and analyzed the factors it deemed relevant, including: (1) the nature, extent and quality of the services to be provided to the Portfolios by the Adviser and the Sub-Advisers; (2) the performance of the Portfolios as compared to a peer group and an appropriate index; (3) the Adviser’s and each of the Sub-Adviser’s personnel and operations; (4) the financial condition of the Adviser and of the Sub-Advisers; (5) the level and method of computing each Portfolio’s advisory and sub-advisory fees; (6) the profitability of the Adviser under the Advisory Agreement and of certain of the Sub-Advisers under the Sub-Advisory Agreements; (7) any “fall-out” benefits to the Adviser, the Sub-Advisers and their affiliates (i.e., ancillary benefits realized by the Adviser, the Sub-Advisers or their affiliates from the Adviser’s or Sub-Advisers’ relationship with the Trusts); (8) the anticipated effect of growth in size on Portfolio expenses; (9) fees paid to certain of the Sub-Advisers by comparable institutional and retail accounts; and (10) possible conflicts of interest.

Nature, extent and quality of services. The Board evaluated the nature, extent and quality of the services that the Adviser, and the Sub-Advisers as relevant, have provided to the Portfolios. The Board considered the Adviser’s services as investment manager to the Portfolios, including services relating to the selection and oversight of the Sub-Advisers for the applicable Portfolios. The Board considered, among other things, the Adviser’s oversight of the provision of services to the Portfolios by the Sub-Advisers, including with respect to investment activities and trading practices, and the Sub-Adviser’s compliance with fund policies, objectives and Board directives, compliance policies and procedures and applicable law. The Adviser’s services in coordinating and overseeing the activities of the Trusts’ other service providers were also considered. The Board also evaluated the expertise and performance of the personnel of the Adviser who performed services for the Portfolios throughout the year.

The Board considered information received from the Trust’s Chief Compliance Officer (“CCO”) regarding the Portfolios’ compliance policies and procedures established pursuant to Rule 38a-l under the 1940 Act. The Board also evaluated the CCO’s ongoing reports concerning the CCO’s oversight of the risk assessment processes of the Sub-Advisers.

1 The Pyramis Managed Risk Portfolio recently commenced operations and, therefore, the Agreement with respect to this Portfolio was not up for renewal.

MSF-20

Metropolitan Series Fund

Loomis Sayles Small Cap Growth Portfolio

Board of Trustees’ Consideration of Advisory and Sub-Advisory Agreements—(Continued)

With respect to the services provided by each of the Sub-Advisers, the Board considered, among other things, information provided to the Board by each Sub-Adviser. The Board considered the Sub-Adviser’s current level of staffing and its overall resources, as well as its compensation program. The Board reviewed each Sub-Adviser’s history and investment experience, as well as information regarding the qualifications, background and responsibilities of the Sub-Adviser’s investment and compliance personnel who provide services to the Portfolios. The Board also considered, among other things, the Sub-Adviser’s compliance program and any disciplinary history. The Board also took into account the Sub-Adviser’s risk assessment and monitoring process. The Board noted each Sub-Adviser’s regulatory history, including whether it was currently involved in any regulatory actions or investigations as well as material litigation, and any settlements and amelioratory actions undertaken, as appropriate. The Board also noted that the CCO and his staff conduct regular, periodic compliance reviews with each of the Sub-Advisers and present reports to the Independent Trustees regarding the same, which includes evaluating the regulatory compliance systems of the Sub-Advisers and procedures reasonably designed by them to help assure compliance with the federal securities laws, including issues related to late trading and market timing, best execution, fair value pricing, and proxy voting procedures, among others. The Board also took into account the financial condition of each Sub-Adviser. In its review, the Board also received and took into account information regarding any services and/or payments provided to the Adviser by the Sub-Advisers in connection with marketing activities.

The Board considered each Sub-Adviser’s investment process and philosophy. The Board took into account that each Sub-Adviser’s responsibilities include the development and maintenance of an investment program for the applicable Portfolio which is consistent with the Portfolio’s investment objectives, the selection of investment securities and the placement of orders for the purchase and sale of such securities, as well as the implementation of compliance controls related to performance of these services. The Board also reviewed each Sub-Adviser’s brokerage policies and practices.

Performance. The Board considered the performance of the Portfolios as described in the quarterly reports prepared by management, and as also analyzed in reports prepared by the Independent Trustees’ independent consultant. The Board noted that the Adviser reviews with the Board on a quarterly basis detailed information about the Portfolios’ performance results, portfolio composition and investment strategies. The Board also reviewed and considered a separate report prepared by Lipper Inc. (“Lipper”), an independent third party, which provided a statistical analysis comparing the Portfolios’ investment performance, expenses, and fees to comparable funds underlying variable insurance products (the “Performance Universe”). In addition, the Independent Trustees met separately with a representative of Bobroff Consulting, Inc., an independent consultant (“Bobroff), at a special board meeting in September 2013, to review the separate reports prepared by such consultant (“Bobroff Report”), which analyzed the report prepared by Lipper. The Board also considered each Portfolio’s more recent performance subsequent to the performance period covered by the Lipper reports, and management’s discussion of the same, including the effect of current market conditions on each Portfolio’s more recent performance.

The Board reviewed the Portfolios’ performance records and the Adviser’s and Sub-Advisers’ management styles and long-term performance records with the Portfolios and comparable funds. The Board focused particular attention on Portfolios with less favorable performance records. The Board was mindful of the Adviser’s focus on each Sub-Adviser’s performance and noted that the Adviser has been active in monitoring and responding to any performance issues with respect to the Portfolios. The Board also took into account its discussions with management regarding factors that contributed to the performance of the Portfolios.

Among other data relating specifically to the Loomis Sayles Small Cap Growth Portfolio’s performance, the Board considered that the Portfolio outperformed the median of its Performance Universe and its Lipper Index for the one-, three- and five-year periods ended June 30, 2013. The Board further considered that the Portfolio outperformed its benchmark, the Russell 2000 Growth Index, for the one-, three- and five-year periods ended October 31, 2013.

Fees and Expenses. The Board gave consideration to the advisory fees payable under the Advisory Agreement and the sub-advisory fees payable under each of the Sub-Advisory Agreements. In this regard, the Board reviewed the advisory fees payable on a Portfolio-by- Portfolio basis based on information provided by the Adviser. The Independent Trustees, with the assistance of Bobroff, also examined the fees paid by a Portfolio in light of fees paid to other investment managers by comparable funds, as well as considered the fees charged by the Adviser to manage other comparable funds, as applicable. The Lipper report included comparisons of the Adviser’s fee schedule with that of its peers based on an asset-based analysis of relative fee structures according to the size of the Portfolio. In addition, the Board considered the Portfolios’ advisory and sub-advisory fees and total expenses as compared to similarly situated investment companies underlying variable insurance products deemed to be comparable to the Portfolios as determined by Lipper. The Board considered a Portfolio’s ranking within a smaller group of peer funds chosen by Lipper (the “Expense Group”), as well as the Portfolio’s ranking within broader groups of funds (the “Expense Universe” and the “Sub-advised Expense Universe”). The Board also considered a Portfolio’s contractual sub-advisory fees, as applicable, as compared to the Sub-advised Expense Universe as well as a

MSF-21

Metropolitan Series Fund

Loomis Sayles Small Cap Growth Portfolio

Board of Trustees’ Consideration of Advisory and Sub-Advisory Agreements—(Continued)

smaller group of funds (the “Sub-advised Expense Group”). In comparing a Portfolio’s actual and contractual management fee to that of comparable funds, the Board noted that such fee includes both advisory and administrative fees.

The Board noted that the sub-advisory fees for the Portfolios are paid by the Adviser, not the Portfolios, out of the advisory fee. It was further noted that the Adviser negotiates such fees at arm’s length. The Board also considered that the Adviser had entered into expense limitation agreements with certain of the Portfolios, pursuant to which the Adviser has agreed to waive a portion of its advisory fee and/or reimburse certain expenses as a means of limiting a Portfolio’s total annual operating expenses. The Board further considered the amount of sub-advisory fees paid out by the Adviser and the amount of the management fees that it retained in light of the services performed by Sub-Advisers and Adviser, respectively.

With respect to the Loomis Sayles Small Cap Growth Portfolio, the Board noted that the Portfolio’s actual management fees and total expenses (exclusive of 12b-1 fees) were below the Expense Group median, the Expense Universe median, and the Sub-advised Expense Universe median. The Board further noted that the Portfolio’s contractual management fees were above the asset-weighted average of the Expense Group at the Portfolio’s current size. The Board also took into account that the Portfolio’s contractual sub-advisory fees were above the average of the Sub-advised Expense Group and below the average of the Sub-advised Expense Universe at the Portfolio’s current size. The Board also noted that the Adviser had waived fees and/or reimbursed expenses during the past year.

Profitability. The Board examined the profitability of the Adviser on a Portfolio-by-Portfolio basis. The Board also considered that the Distributor, MetLife Investors Distribution Company, receives Rule 12b-1 payments to support the distribution of the products. The Board considered the profitability to the Sub-Advisers and their affiliates as a result of their relationships with the Portfolios, and the Board considered the ability of the Adviser to negotiate the Sub-Advisory Agreements and the fees thereunder at arm’s length. The Board also reviewed Portfolio specific data with regard to the profitability of the Portfolios to each Sub-Adviser, as available.

Economies of scale. The Board also considered the effect of the Portfolios’ growth in size on their fees. The Board noted that the fee schedules for most of the Portfolios contain breakpoints that reduce the fee rate above specified asset levels. The Board noted those Portfolios that did not contain breakpoints in the advisory fee and took into account management’s discussion of the same. The Board noted that those Portfolios with advisory fee schedules containing breakpoints generally reflect the inclusion of breakpoints in the sub-advisory fee schedule for such Portfolios. The Board considered the effective fees under the Advisory Agreement for a Portfolio as a percentage of assets at different asset levels and possible economies of scale that may be realized if the assets of the Portfolio grow. Among other data, the Board examined the effect of a Portfolio’s growth in size on various fee schedules and reviewed the Lipper and Bobroff Reports, which compared fees among peers. The Board also generally noted that if a Portfolio’s assets increase over time, the Portfolio may realize other economies of scale if assets increase proportionally more than certain other fixed expenses. In addition, the Board noted that the Adviser had taken a number of steps to date intended to share the benefits of economies of scale with contractholders.

With respect to the Loomis Sayles Small Cap Growth Portfolio, the Board considered that the Portfolio’s advisory fee and sub-advisory fee each contains breakpoints that reduce the advisory fee rate on assets above certain specified asset levels. The Board also noted the fact that the Portfolio’s fee levels decline as portfolio assets increase.

Other factors. As part of its evaluation of the Adviser’s compensation, the Board considered other benefits that may be realized by the Adviser and its affiliates from their relationship with the Trusts. Among them, the Board recognized that an affiliate of the Adviser, MetLife Investors Distribution Company, serves as the Distributor for the Trusts, and, as such, receives payments pursuant to Rule 12b-1 from the Portfolios to compensate it for providing shareholder services and selling activities, which could lead to growth in the Trusts’ assets and corresponding benefits from such growth, including economies of scale. The Board also considered that affiliates of the Adviser may benefit from certain indirect tax benefits relating to dividend received deductions and foreign tax credits. In conjunction with these considerations, the Board noted the costs of providing investment management and other services to the Portfolios and the ongoing commitment of the Adviser to the Portfolios.

The Board considered other benefits that may be realized by each Sub-Adviser and its affiliates from their relationship with the Trusts, including the opportunity to provide advisory services to additional portfolios of the Trusts and reputational benefits. In conjunction with these considerations, the Board noted the costs of providing investment advisory services to the Portfolios and the ongoing commitment of the Sub-Advisers to the Portfolios.

The Board considered possible conflicts of interest in the form of material benefits or detriments to the Trusts resulting from the nature of the Trusts’ and the Adviser’s or the Sub-Advisers’ affiliations and the services that are provided to the Trusts, and the manner in which such conflicts were mitigated.

MSF-22

Metropolitan Series Fund

Loomis Sayles Small Cap Growth Portfolio

Board of Trustees’ Consideration of Advisory and Sub-Advisory Agreements—(Continued)

Conclusions. After full consideration of the factors discussed above, the Board, including a majority of the Independent Trustees, approved the Advisory Agreement and the Sub-Advisory Agreement, as applicable, with respect to each Portfolio, unless otherwise noted. In making its approvals, the Board concluded that the nature, extent and quality of services provided by the Adviser and each Sub-Adviser supported the renewal of the Agreements. The Board also concluded that the investment performance of each Fund was such that each Agreement should continue. In addition, the Board concluded that fees paid by a Portfolio to the Adviser and, if applicable, the Sub-Adviser appeared to be acceptable in light of nature, extent and quality of the services provided by the Adviser and Sub-Adviser. Further, the Board concluded that the Adviser’s profitability in providing services under the Advisory Agreements did not appear unreasonably high in light of the nature, extent and quality of the services provided by the Adviser. Finally, the Board concluded that the Advisory and Sub-Advisory fees in some measure share economies of scale with contractholders. In approving the renewal of each of the Agreements, the Board, including the Independent Trustees, did not identify any single factor as controlling, and generally attributed different weights to various factors for the various Portfolios. The Board evaluated all information available to them on a Portfolio-by-Portfolio basis, and their decisions were made separately with respect to each Portfolio.

MSF-23

Metropolitan Series Fund

Met/Artisan Mid Cap Value Portfolio

Managed By Artisan Partners Limited Partnership

Portfolio Manager Commentary*

PERFORMANCE

For the one year period ended December 31, 2013, the Class A, B, and E shares of the Met/Artisan Mid Cap Value Portfolio returned 36.85%, 36.51%, and 36.65%, respectively. The Portfolio’s benchmark, the Russell Midcap Value Index1, returned 33.46%.

MARKET ENVIRONMENT / CONDITIONS

Most broad-based indices were up more than 30% on the year, setting new highs along the way. Virtually every area of the market netted solid gains. Ample supply of central bank liquidity has aided in the market’s momentum. Easy monetary policy has not only reduced borrowing costs for businesses and consumers, but has lowered the bar for equities, which have had very little competition from low-yielding cash and bonds. Even so, as of 2012, U.S. equity funds had experienced net outflows in each year since the 2008 financial crisis. That string finally came to an end in 2013 in what some have referred to as the playing out of a “great rotation” into equities. With corporate earnings growth ranging in the low to mid-single digits, most of the year’s gains have come from an expansion in the price multiple rather than from growth in economic values. Notably, the ratio of market value to gross domestic product (“GDP”) is now higher than at the prior market peak in 2007.

PORTFOLIO REVIEW / PERIOD END POSITIONING

The Portfolio participated in the market’s gains and outperformed the Russell Midcap Value Index. Relative returns benefited from sector positioning, driven by our outsized position in the Technology sector and low weighting in the Utilities sector. Additionally, stock selection was positive with relative strength largely in the Industrials, Energy, and Financials sectors. Towers Watson & Co. and Manpowergroup, Inc. led our gains in the Industrials sector. Our underweight exposure to Real Estate Investment Trusts helped us in the Financials sector. In the Energy sector, Cimarex Energy Co. was our top contributor to return. The Materials sector was an area of weakness due to our sole holding in the sector: Kinross Gold Corp. (Canada).

Our biggest sector-level changes during the period were a reduction in our exposure to the Industrials sector and an increase in weighting in the Consumer Discretionary sector. In the Industrials sector, we sold The Dun & Bradstreet Corp., Spirit AeroSystems Holdings, Inc., and Flowserve Corp. In the Consumer Discretionary sector, we purchased Coach, Inc. and Nordstrom, Inc. Other meaningful new purchases included KLA-Tencor Corp. and Edison International.

As of December 31, 2013 the Portfolio was notably overweight the Technology and Energy sectors, and underweight the Financials, Health Care, Materials, and Utilities sectors.

James C. Kieffer

Scott C. Satterwhite

George O. Sertl

Daniel L. Kane

Portfolio Managers

Artisan Partners Limited Partnership

* This commentary may include statements that constitute “forward-looking statements” under the U.S. securities laws. Forward-looking statements include, among other things, projections, estimates, and information about possible or future results related to the Portfolio, market or regulatory developments. The views expressed above are not guarantees of future performance or economic results and involve certain risks, uncertainties and assumptions that could cause actual outcomes and results to differ materially from the views expressed herein. The views expressed above are subject to change at any time based upon economic, market, or other conditions and the subadvisory firm undertakes no obligation to update the views expressed herein. Any discussions of specific securities should not be considered a recommendation to buy or sell those securities. The views expressed above (including any forward-looking statement) may not be relied upon as investment advice or as an indication of the Portfolio’s trading intent. Information about the Portfolio’s holdings, asset allocation or country diversification is historical and is not an indication of future Portfolio composition, which may vary. Direct investment in any index is not possible. The performance of any index mentioned in this commentary has not been adjusted for ongoing management, distribution and operating expenses, and sales charges applicable to mutual fund investments. In addition, the returns do not reflect additional fees charged by separate accounts or variable insurance contracts that an investor in the Portfolio may pay. If these additional fees were reflected, performance would have been lower.

MSF-1

Metropolitan Series Fund

Met/Artisan Mid Cap Value Portfolio

A $10,000 INVESTMENT COMPARED TO THE RUSSELL MIDCAP VALUE INDEX

AVERAGE ANNUAL RETURNS (%) (FOR THE YEAR ENDED DECEMBER 31, 2013)

	1 Year	5 Year	10 Year
Met/Artisan Mid Cap Value Portfolio
Class A	36.85	21.63	6.17
Class B	36.51	21.32	5.91
Class E	36.65	21.44	6.01
Russell Midcap Value Index	33.46	21.16	10.25

1 The Russell Midcap Value Index is an unmanaged measure of performance of those Russell Midcap companies (the 800 smallest companies in the Russell 1000 Index) with lower price-to-book ratios and forecasted growth values.

Portfolio performance is calculated including reinvestment of all income and capital gain distributions. Performance numbers are net of all Portfolio expenses but do not include any insurance, sales, separate account or administrative charges of variable annuity or life insurance contracts or any additional expenses that participants may bear relating to the operations of their plans. If these charges were included, the returns would be lower. The performance of any index referenced above has not been adjusted for ongoing management, distribution and operating expenses, and sales charges applicable to mutual fund investments. Direct investment in any index is not possible. The performance of Class A shares, as set forth in the line graph above, will differ from that of other classes because of the difference in expenses paid by policyholders investing in the different share classes.

This information represents past performance and is not indicative of future results. Investment return and principal value may fluctuate so that shares, upon redemption, may be worth more or less than the original cost.

PORTFOLIO COMPOSITION AS OF DECEMBER 31, 2013

Top Holdings

% of Net Assets
Cigna Corp.	3.1
Avnet, Inc.	2.8
Arrow Electronics, Inc.	2.6
Analog Devices, Inc.	2.5
Cimarex Energy Co.	2.5
Lam Research Corp.	2.5
Kroger Co. (The)	2.5
Allstate Corp. (The)	2.4
Alleghany Corp.	2.3
IntercontinentalExchange Group, Inc.	2.2

Top Sectors

% of Market Value of Total Long-Term Investments
Information Technology	26.4
Financials	22.6
Energy	13.8
Industrials	13.2
Consumer Discretionary	13.1
Health Care	4.4
Utilities	2.7
Consumer Staples	2.7
Materials	1.1

MSF-2

Metropolitan Series Fund

Met/Artisan Mid Cap Value Portfolio

Understanding Your Portfolio’s Expenses

Shareholder Expense Example

As a shareholder of the Portfolio, you incur ongoing costs, including management fees; distribution and service (12b-1) fees; and other Portfolio expenses. This example is intended to help you understand your ongoing costs (in dollars) (referred to as “expenses”) of investing in the Portfolio and compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period, July 1, 2013 through December 31, 2013.

Actual Expenses

The first line for each share class of the Portfolio in the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested in the particular share class of the Portfolio, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line for each share class of the Portfolio in the table below provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any fees or charges of your variable insurance product or any additional expenses that participants in certain eligible qualified plans may bear relating to the operations of their plan. Therefore, the second line for each share class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these other costs were included, your costs would have been higher.

Met/Artisan Mid Cap Value Portfolio		Annualized Expense Ratio	Beginning Account Value July 1, 2013	Ending Account Value December 31, 2013	Expenses Paid During Period** July 1, 2013 to December 31, 2013
Class A	Actual	0.83%	$1,000.00	$1,162.30	$4.52
	Hypothetical*	0.83%	$1,000.00	$1,021.02	$4.23

Class B	Actual	1.08%	$1,000.00	$1,160.80	$5.88
	Hypothetical*	1.08%	$1,000.00	$1,019.76	$5.50

Class E	Actual	0.98%	$1,000.00	$1,161.40	$5.34
	Hypothetical*	0.98%	$1,000.00	$1,020.27	$4.99

* Hypothetical assumes a rate of return of 5% per year before expenses.

** Expenses paid are equal to the Portfolio’s annualized expense ratio for the most recent six month period, as shown above, multiplied by the average account value over the period, multiplied by the number of days (184 days) in the most recent fiscal half-year, divided by 365 (to reflect the one-half year period).

MSF-3

Metropolitan Series Fund

Met/Artisan Mid Cap Value Portfolio

Schedule of Investments as of December 31, 2013

Common Stocks—92.2% of Net Assets

Security Description	Shares	Value

Aerospace & Defense—2.6%
L-3 Communications Holdings, Inc.	153,944	$16,450,456
Rockwell Collins, Inc.	330,300	24,415,776

		40,866,232

Capital Markets—0.9%
Northern Trust Corp.	237,400	14,692,686

Commercial Banks—1.0%
M&T Bank Corp. (a)	135,542	15,779,800

Commercial Services & Supplies—1.0%
Republic Services, Inc.	478,200	15,876,240

Computers & Peripherals—1.0%
Lexmark International, Inc. - Class A (a)	466,500	16,570,080

Construction & Engineering—1.4%
Jacobs Engineering Group, Inc. (b)	364,309	22,947,824

Diversified Consumer Services—1.9%
H&R Block, Inc.	1,019,704	29,612,204

Diversified Financial Services—2.2%
IntercontinentalExchange Group, Inc.	154,896	34,839,208

Electric Utilities—2.0%
Edison International	678,049	31,393,669

Electrical Equipment—1.5%
Hubbell, Inc. - Class B	213,251	23,223,034

Electronic Equipment, Instruments & Components—9.4%
Arrow Electronics, Inc. (b)	767,136	41,617,128
Avnet, Inc.	1,008,000	44,462,880
FLIR Systems, Inc.	1,150,700	34,636,070
Ingram Micro, Inc. - Class A (b)	1,184,262	27,782,786

		148,498,864

Energy Equipment & Services—4.7%
Ensco plc - Class A	456,054	26,077,168
McDermott International, Inc. (a) (b)	1,935,100	17,725,516
Patterson-UTI Energy, Inc.	1,205,800	30,530,856

		74,333,540

Food & Staples Retailing—2.5%
Kroger Co. (The)	994,200	39,300,726

Health Care Equipment & Supplies—1.0%
Becton Dickinson & Co.	144,500	15,965,805

Health Care Providers & Services—3.1%
Cigna Corp.	557,490	48,769,225

Insurance—15.1%
Alleghany Corp. (b)	90,855	36,338,366
Allied World Assurance Co. Holdings AG	177,277	19,998,618

Insurance—(Continued)
Allstate Corp. (The)	684,600	37,338,084
Aon plc	356,288	29,889,000
Arch Capital Group, Ltd. (a) (b)	554,500	33,098,105
Loews Corp.	543,300	26,208,792
Progressive Corp. (The)	1,081,900	29,503,413
Torchmark Corp.	339,800	26,555,370

		238,929,748

Internet & Catalog Retail—1.3%
Liberty Interactive Corp. - Class A (b)	722,048	21,192,109

IT Services—5.1%
Broadridge Financial Solutions, Inc.	264,031	10,434,505
NeuStar, Inc. - Class A (b)	396,678	19,778,365
Teradata Corp. (b)	437,522	19,902,876
Western Union Co. (The) (a)	1,813,525	31,283,306

		81,399,052

Leisure Equipment & Products—1.9%
Mattel, Inc.	627,600	29,861,208

Machinery—1.4%
Joy Global, Inc. (a)	389,900	22,805,251

Media—1.9%
Omnicom Group, Inc.	407,700	30,320,649

Metals & Mining—1.1%
Kinross Gold Corp.	3,857,831	16,897,300

Multi-Utilities—0.5%
SCANA Corp.	185,887	8,723,677

Multiline Retail—1.5%
Nordstrom, Inc. (a)	377,039	23,301,010

Oil, Gas & Consumable Fuels—8.0%
Cimarex Energy Co.	380,535	39,921,927
Hess Corp.	378,400	31,407,200
SM Energy Co.	318,200	26,445,602
Southwestern Energy Co. (b)	745,723	29,329,285

		127,104,014

Professional Services—3.1%
Manpowergroup, Inc.	286,806	24,625,163
Towers Watson & Co. - Class A	191,150	24,392,652

		49,017,815

Real Estate Investment Trusts—1.6%
Annaly Capital Management, Inc. (a)	880,400	8,777,588
Hatteras Financial Corp.	1,047,700	17,119,418

		25,897,006

Road & Rail—1.1%
Ryder System, Inc.	247,700	18,275,306

See accompanying notes to financial statements.

MSF-4

Metropolitan Series Fund

Met/Artisan Mid Cap Value Portfolio

Schedule of Investments as of December 31, 2013

Common Stocks—(Continued)

Security Description	Shares	Value

Semiconductors & Semiconductor Equipment—6.8%
Analog Devices, Inc.	785,440	$40,002,459
KLA-Tencor Corp.	430,000	27,717,800
Lam Research Corp. (b)	724,100	39,427,245

		107,147,504

Software—2.0%
Autodesk, Inc. (b)	34,406	1,731,654
Open Text Corp.	161,886	14,887,037
Synopsys, Inc. (b)	376,700	15,282,719

		31,901,410

Specialty Retail—1.9%
Bed Bath & Beyond, Inc. (b)	381,900	30,666,570

Textiles, Apparel & Luxury Goods—1.7%
Coach, Inc.	471,300	26,454,069

Total Common Stocks (Cost $1,001,107,631)		1,462,562,835

Short-Term Investments—15.2%

Mutual Fund—7.5%
State Street Navigator Securities Lending MET Portfolio (c)	117,800,543	117,800,543

Repurchase Agreement—7.7%
Fixed Income Clearing Corp. Repurchase Agreement dated 12/31/13 at 0.000% to be repurchased at $122,056,000 on 01/02/14, collateralized by $123,880,000 U.S. Treasury Note at 0.875% due 01/31/17 with a value of $124,499,400.	122,056,000	122,056,000

Total Short-Term Investments (Cost $239,856,543)		239,856,543

Total Investments—107.4% (Cost $1,240,964,174) (d)		1,702,419,378
Other assets and liabilities (net)—(7.4)%		(116,567,625)

Net Assets—100.0%		$1,585,851,753

*	Principal amount stated in U.S. dollars unless otherwise noted.
(a)	All or a portion of the security was held on loan. As of December 31, 2013, the market value of securities loaned was $115,208,638 and the collateral received consisted of cash in the amount of $117,800,543. The cash collateral is invested in a money market fund managed by an affiliate of the custodian.
(b)	Non-income producing security.
(c)	Represents investment of cash collateral received from securities lending transactions.
(d)	As of December 31, 2013, the aggregate cost of investments for federal income tax purposes was $1,241,707,117. The aggregate unrealized appreciation and depreciation of investments were $490,369,039 and $(29,656,778), respectively, resulting in net unrealized appreciation of $460,712,261 for federal income tax purposes.

See accompanying notes to financial statements.

MSF-5

Metropolitan Series Fund

Met/Artisan Mid Cap Value Portfolio

Schedule of Investments as of December 31, 2013

Fair Value Hierarchy

Accounting principles generally accepted in the United States of America (“GAAP”) define fair market value as the price that the Portfolio would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. It establishes a fair value hierarchy that prioritizes inputs to valuation methods and requires disclosure of the fair value hierarchy that segregates fair value measurements into three levels. Levels 1, 2 and 3 of the fair value hierarchy are defined as follows:

Level 1 - unadjusted quoted prices in active markets for identical investments

Level 2 - other significant observable inputs (including, but not limited to, unadjusted quoted prices for similar investments in markets that are either active or inactive; inputs other than quoted prices that are observable such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks, default rates, etc.)

Level 3 - significant unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are unavailable (including the Portfolio’s own assumptions in determining the fair value of investments)

The inputs or methodologies used for valuing investments are not necessarily an indication of the risk associated with investing in them. Changes to the inputs or methodologies used may result in transfers between levels, which will be recognized as of the beginning of the reporting period. Information on transfers between Level 1 and Level 2, if any, will be disclosed following the fair value hierarchy table below. A reconciliation of Level 3 securities, if any, will also be disclosed following the fair value hierarchy table. For more information about the Portfolio’s policy regarding the valuation of investments, please refer to the Notes to Financial Statements.

The following table summarizes the fair value hierarchy of the Portfolio’s investments as of December 31, 2013:

Description	Level 1	Level 2	Level 3	Total
Total Common Stocks*	$1,462,562,835	$—	$—	$1,462,562,835
Short-Term Investments
Mutual Fund	117,800,543	—	—	117,800,543
Repurchase Agreement	—	122,056,000	—	122,056,000
Total Short-Term Investments	117,800,543	122,056,000	—	239,856,543
Total Investments	$1,580,363,378	$122,056,000	$—	$1,702,419,378

Collateral for Securities Loaned (Liability)	$—	$(117,800,543)	$—	$(117,800,543)

*	See Schedule of Investments for additional detailed categorizations.

See accompanying notes to financial statements.

MSF-6

Metropolitan Series Fund

Met/Artisan Mid Cap Value Portfolio

Statement of Assets and Liabilities

December 31, 2013

Assets
Investments at value (a) (b)	$1,702,419,378
Cash	224,941
Receivable for:
Investments sold	4,341,188
Fund shares sold	120,945
Dividends	2,224,600
Prepaid expenses	3,790

Total Assets	1,709,334,842
Liabilities
Collateral for securities loaned	117,800,543
Payables for:
Investments purchased	2,480,482
Fund shares redeemed	1,871,321
Accrued expenses:
Management fees	1,065,605
Distribution and service fees	119,239
Deferred trustees’ fees	53,230
Other expenses	92,669

Total Liabilities	123,483,089

Net Assets	$1,585,851,753

Net assets consist of:
Paid in surplus	$1,140,020,283
Undistributed net investment income	10,517,876
Accumulated net realized loss	(26,141,610)
Unrealized appreciation on investments	461,455,204

Net Assets	$1,585,851,753

Net Assets
Class A	$969,994,978
Class B	505,007,648
Class E	110,849,127
Capital Shares Outstanding*
Class A	3,611,346
Class B	1,931,162
Class E	418,519
Net Asset Value, Offering Price and Redemption Price Per Share
Class A	$268.60
Class B	261.50
Class E	264.86

*	The Portfolio is authorized to issue an unlimited number of shares.
(a)	Identified cost of investments was $1,240,964,174.
(b)	Includes securities loaned at value of $115,208,638.

Statement of Operations

Year Ended December 31, 2013

Investment Income
Dividends (a)	$23,805,640
Interest	3,767
Securities lending income	264,412

Total investment income	24,073,819
Expenses
Management fees	11,692,397
Administration fees	20,322
Custodian and accounting fees	110,013
Distribution and service fees—Class B	1,120,667
Distribution and service fees—Class E	162,112
Audit and tax services	37,723
Legal	27,754
Trustees’ fees and expenses	31,941
Shareholder reporting	80,188
Insurance	7,254
Miscellaneous	14,580

Total expenses	13,304,951
Less broker commission recapture	(41,987)

Net expenses	13,262,964

Net Investment Income	10,810,855

Net Realized and Unrealized Gain
Net realized gain on investments	147,105,680

Net change in unrealized appreciation on investments	286,341,957

Net realized and unrealized gain	433,447,637

Net Increase in Net Assets From Operations	$444,258,492

(a)	Net of foreign withholding taxes of $84,837.

See accompanying notes to financial statements.

MSF-7

Metropolitan Series Fund

Met/Artisan Mid Cap Value Portfolio

Statements of Changes in Net Assets

	Year Ended December 31, 2013	Year Ended December 31, 2012
Increase (Decrease) in Net Assets:
From Operations
Net investment income	$10,810,855	$13,555,827
Net realized gain	147,105,680	96,350,321
Net change in unrealized appreciation	286,341,957	29,291,151

Increase in net assets from operations	444,258,492	139,197,299

From Distributions to Shareholders
Net investment income
Class A	(8,743,922)	(7,479,743)
Class B	(3,398,401)	(3,099,091)
Class E	(927,132)	(896,810)

Total distributions	(13,069,455)	(11,475,644)

Decrease in net assets from capital share transactions	(102,632,947)	(90,434,681)

Total increase in net assets	328,556,090	37,286,974

Net Assets
Beginning of period	1,257,295,663	1,220,008,689

End of period	$1,585,851,753	$1,257,295,663

Undistributed Net Investment Income
End of period	$10,517,876	$13,356,828

Other Information:

Capital Shares

Transactions in capital shares were as follows:

	Year Ended December 31, 2013		Year Ended December 31, 2012
	Shares	Value	Shares	Value
Class A
Sales	337,861	$77,321,034	177,476	$33,377,136
Reinvestments	39,940	8,743,922	39,483	7,479,743
Redemptions	(646,198)	(150,839,338)	(425,058)	(80,810,734)

Net decrease	(268,397)	$(64,774,382)	(208,099)	$(39,953,855)

Class B
Sales	253,823	$60,347,875	153,457	$28,054,806
Reinvestments	15,917	3,398,401	16,767	3,099,091
Redemptions	(353,573)	(81,268,989)	(355,155)	(65,568,302)

Net decrease	(83,833)	$(17,522,713)	(184,931)	$(34,414,405)

Class E
Sales	18,197	$4,151,731	24,464	$4,534,345
Reinvestments	4,290	927,132	4,795	896,810
Redemptions	(108,957)	(25,414,715)	(115,606)	(21,497,576)

Net decrease	(86,470)	$(20,335,852)	(86,347)	$(16,066,421)

Decrease derived from capital shares transactions		$(102,632,947)		$(90,434,681)

See accompanying notes to financial statements.

MSF-8

Metropolitan Series Fund

Met/Artisan Mid Cap Value Portfolio

Financial Highlights

Selected per share data
	Class A
	Year Ended December 31,
	2013	2012	2011	2010	2009
Net Asset Value, Beginning of Period	$198.30	$179.02	$169.21	$148.14	$105.95

Income (Loss) from Investment Operations
Net investment income (a)	1.98	2.22	1.73	1.67	1.19
Net realized and unrealized gain on investments	70.60	18.92	9.78	20.55	42.37

Total from investment operations	72.58	21.14	11.51	22.22	43.56

Less Distributions
Distributions from net investment income	(2.28)	(1.86)	(1.70)	(1.15)	(1.37)

Total distributions	(2.28)	(1.86)	(1.70)	(1.15)	(1.37)

Net Asset Value, End of Period	$268.60	$198.30	$179.02	$169.21	$148.14

Total Return (%) (b)	36.85	11.86	6.76	15.04	41.56

Ratios/Supplemental Data
Ratio of expenses to average net assets (%)	0.83	0.85	0.84	0.84	0.85
Ratio of net investment income to average net assets (%)	0.84	1.17	0.97	1.09	0.97
Portfolio turnover rate (%)	22	23	30	39	143
Net assets, end of period (in millions)	$970.0	$769.4	$731.8	$876.7	$857.0

	Class B
	Year Ended December 31,
	2013	2012	2011	2010	2009
Net Asset Value, Beginning of Period	$193.14	$174.44	$164.99	$144.56	$103.30

Income (Loss) from Investment Operations
Net investment income (a)	1.36	1.69	1.30	1.27	0.84
Net realized and unrealized gain on investments	68.77	18.44	9.47	20.01	41.39

Total from investment operations	70.13	20.13	10.77	21.28	42.23

Less Distributions
Distributions from net investment income	(1.77)	(1.43)	(1.32)	(0.85)	(0.97)

Total distributions	(1.77)	(1.43)	(1.32)	(0.85)	(0.97)

Net Asset Value, End of Period	$261.50	$193.14	$174.44	$164.99	$144.56

Total Return (%) (b)	36.51	11.58	6.49	14.76	41.20

Ratios/Supplemental Data
Ratio of expenses to average net assets (%)	1.08	1.10	1.09	1.09	1.10
Ratio of net investment income to average net assets (%)	0.59	0.92	0.75	0.85	0.71
Portfolio turnover rate (%)	22	23	30	39	143
Net assets, end of period (in millions)	$505.0	$389.2	$383.8	$384.0	$353.7

Please see following page for Financial Highlights footnote legend.

See accompanying notes to financial statements.

MSF-9

Metropolitan Series Fund

Met/Artisan Mid Cap Value Portfolio

Financial Highlights

Selected per share data
	Class E
	Year Ended December 31,
	2013	2012	2011	2010	2009
Net Asset Value, Beginning of Period	$195.57	$176.60	$166.99	$146.26	$104.55

Income (Loss) from Investment Operations
Net investment income (a)	1.60	1.89	1.46	1.41	0.97
Net realized and unrealized gain on investments	69.65	18.68	9.62	20.29	41.87

Total from investment operations	71.25	20.57	11.08	21.70	42.84

Less Distributions
Distributions from net investment income	(1.96)	(1.60)	(1.47)	(0.97)	(1.13)

Total distributions	(1.96)	(1.60)	(1.47)	(0.97)	(1.13)

Net Asset Value, End of Period	$264.86	$195.57	$176.60	$166.99	$146.26

Total Return (%) (b)	36.65	11.69	6.60	14.87	41.34

Ratios/Supplemental Data
Ratio of expenses to average net assets (%)	0.98	1.00	0.99	0.99	1.00
Ratio of net investment income to average net assets (%)	0.68	1.01	0.83	0.94	0.81
Portfolio turnover rate (%)	22	23	30	39	143
Net assets, end of period (in millions)	$110.8	$98.8	$104.4	$118.6	$121.3

(a)	Per share amounts based on average shares outstanding during the period.
(b)	Total return does not reflect any insurance, sales, separate account or administrative charges of variable annuity or life insurance contracts or any additional expenses that contract owners may bear under their variable contracts. If these charges were included, the returns would be lower.

See accompanying notes to financial statements.

MSF-10

Metropolitan Series Fund

Met/Artisan Mid Cap Value Portfolio

Notes to Financial Statements—December 31, 2013

1. Organization

Metropolitan Series Fund (the “Trust”) is organized as a Delaware statutory trust and registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. The Trust is currently comprised of thirty series, each of which operates as a distinct investment vehicle of the Trust. The portfolio included in this report is Met/Artisan Mid Cap Value Portfolio (the “Portfolio”), which is diversified. Shares in the Portfolio are not offered directly to the general public and are currently available only to separate accounts established by Metropolitan Life Insurance Company (“MetLife”) and other affiliated life insurance companies.

The Portfolio has registered and offers three classes of shares: Class A, B, and E shares. Shares of each Class of the Portfolio represent an equal pro rata interest in the Portfolio and generally give the shareholder the same voting, dividend, liquidation, and other rights. Investment income, realized and unrealized capital gains and losses, the common expenses of the Portfolio, and certain Portfolio-level expense reductions, if any, are allocated on a pro rata basis to each Class based on the relative net assets of each Class to the net assets of the Portfolio. Each Class of shares differs in its respective distribution plan and such distribution expenses are allocated to that Class.

2. Significant Accounting Policies

The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America (“GAAP”) requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities as of the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates. In the preparation of these financial statements, management has evaluated events and transactions subsequent to December 31, 2013 through the date the financial statements were issued.

The following is a summary of significant accounting policies consistently followed by the Portfolio in the preparation of its financial statements.

Investment Valuation and Fair Value Measurements - Debt securities (other than short term obligations with a remaining maturity of sixty days or less), including corporate, convertible and municipal bonds and notes; obligations of the U.S. treasury and U.S. government agencies; sovereign issues; floating rate loans; and non-U.S. bonds, are generally valued on the basis of evaluated or composite bid quotations obtained from independent pricing services and/or brokers and dealers selected by MetLife Advisers, LLC (“MetLife Advisers” or the “Adviser”), an affiliate of MetLife, Inc., pursuant to authorization of the Board of Trustees of the Trust (the “Board” or “Trustees”). Such quotations utilize matrix pricing, which considers observable inputs including, among other things, issuer details, maturity dates, interest rates, yield curves, rates of prepayment, credit risks/spreads, default rates, reported trades, broker dealer quotes and quoted prices for similar securities. Securities that use similar valuation techniques and inputs as described above are generally categorized as Level 2 within the fair value hierarchy.

Mortgage and asset-backed securities are usually issued as separate tranches, or classes, of securities within each deal. These securities are also generally valued on the basis of evaluated or composite bid quotations obtained from independent pricing services and/or brokers and dealers selected by the Adviser pursuant to authorization of the Board. The pricing models for these securities usually consider tranche-level attributes, estimated cash flows and market-based yield spreads for each tranche and current market data, and incorporate deal collateral performance, as available. Mortgage and asset-backed securities that use similar valuation techniques and inputs as described above are generally categorized as Level 2 within the fair value hierarchy.

Short term obligations with a remaining maturity of sixty days or less are generally valued at amortized cost, which approximates fair market value, and are generally categorized as Level 2 within the fair value hierarchy.

Domestic and foreign equity securities, such as common stock, exchange-traded funds, rights, warrants, and preferred stock, that are traded on a securities exchange, are generally valued at their last sale price on the exchange or market in which they are principally traded on the valuation date, or, if no sales occurred on that day, at the last reported bid price. Equity securities traded over-the-counter are generally valued at the last reported sale price. Valuation adjustments may be applied to certain foreign equity securities that are traded solely on foreign exchanges that close before the close of the U.S. market to account for the market movement between the close of the foreign exchanges and the close of the U.S. market. The Portfolio may use a systematic fair valuation model provided by an independent third party to value securities principally traded in these foreign markets in order to adjust for possible stale pricing that may occur between the close of the foreign exchanges and the time of the Portfolio valuation. Foreign equity securities using these valuation adjustments are generally categorized as Level 2 within the fair value hierarchy. Equity securities that are actively traded, and have no valuation adjustments applied, are categorized as Level 1 within the fair value hierarchy. Other equity securities traded on inactive markets, or valued in reference to similar instruments traded on active markets, are generally categorized as Level 2 within the fair value hierarchy.

MSF-11

Metropolitan Series Fund

Met/Artisan Mid Cap Value Portfolio

Notes to Financial Statements—December 31, 2013—(Continued)

Investments in registered open-end management investment companies are valued at reported net asset value per share on the valuation date and are categorized as Level 1 within the fair value hierarchy.

Forward foreign currency exchange contracts are valued through an independent pricing service based on the mean between closing bid and ask prices of the forward currency rates in the London foreign exchange markets on a daily basis as provided by a reliable bank or dealer. These contracts are generally categorized as Level 2 within the fair value hierarchy.

Options, whether on securities, indices, futures contracts, or otherwise, traded on exchanges are valued at the last sale price available as of the close of business on the valuation date or, if there is no such price available, at the mean between the last reported bid and ask prices. These types of options are categorized as Level 1 within the fair value hierarchy. Futures contracts, which are traded on commodity exchanges, are valued at their closing prices as of the close of such exchanges and are categorized as Level 1 within the fair value hierarchy.

Options and futures contracts that are traded over-the-counter are generally valued on the basis of quotations provided by broker-dealers or prices provided by pricing service providers who use a series of techniques, including simulation pricing models, to determine the value of the contracts. The pricing models use inputs that are observed from actively quoted markets such as issuer details, indices, spreads, interest rates, yield curves, credit curves, measures of volatility and exchange rates. These contracts are generally categorized as Level 2 within the fair value hierarchy.

If no current market value quotation or other observable inputs are readily available or market value quotations are deemed to be unreliable for a security, the fair value of the security will be determined in accordance with procedures approved by and under the general supervision of the Board. In such a circumstance, the Board has delegated the determination of the fair value of a security to a Valuation Committee (“Committee”) of MetLife Advisers. The Committee provides general pricing oversight and fair value pricing determinations related to portfolio securities and meets on a regular basis to review reports relating to the valuation of the securities in the Portfolio. The Board has delegated to State Street Bank and Trust Company, the Trust’s custodian (“custodian”), the responsibility for calculating the net asset values (“NAVs”) of the Trust’s Portfolios. The Committee is responsible for overseeing the calculation of the NAVs of the Portfolios by the custodian. The Committee also periodically reviews pricing vendors, including the vendor providing fair value pricing for the Portfolio’s foreign securities, and is responsible for overseeing the correction of pricing errors and addressing other pricing issues that arise in the ordinary course of business, such as making real-time fair value determinations, as necessary.

No single standard for determining the fair value of a security can be set forth because fair value depends upon the facts and circumstances with respect to each security. Information relating to any relevant factors may be obtained by the Committee from any appropriate source, including the subadviser of the Portfolio, the custodian, a pricing service, market maker and/or broker for such security or the issuer. Appropriate methodologies for determining fair value under particular circumstances may include: matrix pricing, comparisons of securities with comparable characteristics, value based on multiples of earnings, discount from market price of similar marketable securities or a combination of these and other methods. The Committee maintains a detailed report tracking each fair-valued security that compares the fair value price to the next available trade, vendor or broker price, and provides information on how close the fair value price was to the next quoted price. The Committee reviews a summary of such report monthly. On a quarterly basis, the Board is provided with the following for consideration and ratification or adjustment: (1) a memorandum summarizing the actions taken by the Committee in the prior quarter; and (2) a list of the Portfolio’s securities as of the most recent quarter-end for which market quotations were not readily available.

Investment Transactions and Related Investment Income - Portfolio security transactions are recorded on the trade date. Dividend income is recorded on the ex-dividend date or, for certain foreign securities, when notified. Interest income, which includes amortization of premium and accretion of discount on debt securities, is recorded on the accrual basis. Realized gains and losses on investments are determined on the identified cost basis, which is the same basis used for federal income tax purposes. Foreign income and foreign capital gains on some foreign securities may be subject to foreign taxes, which are accrued as applicable. These foreign taxes have been provided for in accordance with the Portfolio’s understanding of the applicable countries’ tax rules and rates.

Foreign Currency Translation - The books and records of the Portfolio are maintained in U.S. dollars. The values of securities, currencies, and other assets and liabilities denominated in currencies other than the U.S. dollar are translated into U.S. dollars based upon foreign exchange rates prevailing at the end of the period. Purchases and sales of investment securities, income, and expenses are translated on the respective dates of such transactions. Because the values of investment securities are translated at the foreign exchange rates prevailing at the end of the period, that portion of the results of operations arising from changes in exchange rates and that portion of the results of operations reflecting fluctuations arising from changes in market prices of the investment securities are not separated. Such fluctuations are included in the net realized and unrealized gain or loss on investments.

Net realized foreign exchange gains or losses arise from activity in forward foreign currency exchange contracts, sales of foreign currency, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest, and foreign withholding taxes recorded by the Portfolio and the U.S. dollar equivalent of

MSF-12

Metropolitan Series Fund

Met/Artisan Mid Cap Value Portfolio

Notes to Financial Statements—December 31, 2013—(Continued)

the amounts actually received or paid by the Portfolio. Net unrealized foreign exchange gains and losses arise from changes in the value of assets and liabilities, other than investment securities, resulting from changes in foreign exchange rates.

Income Taxes - It is the Portfolio’s policy to comply with the requirements of the Internal Revenue Code of 1986, as amended, and regulations thereunder, applicable to regulated investment companies and to distribute, with respect to each taxable year, all of its taxable income to shareholders. Therefore, no federal income tax provision is required. The Portfolio files U.S. federal tax returns. No income tax returns are currently under examination. The Portfolio’s federal tax returns for the prior three fiscal years remain subject to examination by the Internal Revenue Service. As of December 31, 2013, the Portfolio had no uncertain tax positions that would require financial statement recognition, or de-recognition or disclosure.

Dividends and Distributions to Shareholders - The Portfolio records dividends and distributions on the ex-dividend date. Net realized gains from security transactions (if any) are generally distributed annually to shareholders. The timing and characterization of certain income and capital gains distributions are determined in accordance with federal tax regulations that may differ from GAAP. Permanent book and tax basis differences relating to shareholder distributions will result in reclassification between under/over distributed net investment income, accumulated net realized gains/losses, and paid-in surplus. Book-tax differences are primarily due to broker commission recapture reclasses and real estate investment trust (REIT) adjustments. These adjustments have no impact on net assets or the results of operations.

Securities Lending - The Portfolio may lend its portfolio securities to certain qualified brokers who borrow securities in order to complete certain securities transactions. By lending its portfolio securities, the Portfolio attempts to increase its net investment income through the receipt of income on collateral held from securities on loan. Any gain or loss in the market price of the loaned securities that might occur and any interest earned or dividends declared during the term of the loan would accrue to the account of the Portfolio.

The Trust has entered into a securities lending arrangement with the custodian. Under this arrangement, the custodian is authorized to loan portfolio securities on the Portfolio’s behalf. In exchange, the Portfolio receives either cash or securities as collateral against the loaned securities. The Portfolio receives collateral at least equal to 102% of the market value of the loaned securities (105% for foreign equity securities), at each loan’s inception. Collateral representing at least 100% of the market value of the loaned securities must be maintained for the duration of the loan. A liability for cash collateral is reflected on the Statement of Assets and Liabilities, and is categorized as Level 2 within the fair value hierarchy. Cash collateral is generally invested in the State Street Navigator Securities Lending MET Portfolio (the “Navigator Portfolio”), a series of the State Street Navigator Securities Lending Trust that is managed by an affiliate of the custodian. The Navigator Portfolio is a registered money market fund that invests in a variety of high-quality, U.S. dollar-denominated instruments. If the market value of the collateral at the close of trading on a business day is less than 100% of the market value of the loaned securities at the close of trading on that day, the borrower shall be required to deliver, by the close of business on the following business day, an additional amount of collateral, so that the total amount of posted collateral is equal to at least 100% of the market value of all the loaned securities as of such preceding day. A portion of net income (income after the deduction of expenses and fees of the Navigator Portfolio) on the collateral is rebated to the borrower of the securities and the remainder is split between the custodian and the Portfolio. On loans collateralized by U.S. Treasuries, a fee is received from the borrower and is allocated between the Portfolio and the custodian. The risks associated with lending portfolio securities include, but are not limited to, possible delays in receiving additional collateral or in the recovery of the loaned securities, possible loss of rights in the collateral should the borrower fail financially, as well as risk of loss in the value of the collateral or the value of the investments made with the collateral. The lending agent has agreed to indemnify the Portfolio in the case of default of any securities borrower. Income received by the Portfolio in securities lending transactions during the year ended December 31, 2013 is reflected as Securities lending income on the Statement of Operations. Any outstanding loans by the Portfolio at December 31, 2013 are disclosed in the footnotes to the Schedule of Investments.

Repurchase Agreements - The Portfolio may enter into repurchase agreements, under the terms of a Master Repurchase Agreement, with selected commercial banks and broker-dealers, under which the Portfolio acquires securities as collateral and agrees to resell the securities at an agreed upon time and at an agreed-upon price. The Portfolio, through the custodian or a subcustodian, receives delivery of the underlying securities collateralizing any repurchase agreements. The Portfolio requires the custodian to take possession, to have legally segregated in the Federal Reserve Book Entry System, or to have segregated within the custodian’s vault, all securities held as collateral for repurchase agreements. It is the Portfolio’s policy that the market value of the collateral be at least equal to 100% of the repurchase price in the case of a repurchase agreement of one-day duration and at least equal to 102% of the repurchase price in the case of all other repurchase agreements. In the event of default or failure by a party to perform an obligation in connection with any repurchase transaction, the Master Repurchase Agreement gives the non-defaulting party the right to set-off claims and to apply property held by it in connection with any repurchase transaction against obligations owed to it.

At December 31, 2013, the Portfolio had investments in repurchase agreements with a gross value of $122,056,000, which is included as part of investments at value on the Statement of Assets and Liabilities. The value of the related collateral exceeded the value of the repurchase agreements at December 31, 2013.

MSF-13

Metropolitan Series Fund

Met/Artisan Mid Cap Value Portfolio

Notes to Financial Statements—December 31, 2013—(Continued)

Directed Brokerage Agreement - The Trust has entered into a directed brokerage arrangement with State Street Global Markets (“SSGM”). Under this arrangement, the Portfolio directs certain trades to SSGM in return for a recapture credit. SSGM issues a cash rebate to the Portfolio. Amounts paid to the Portfolio are shown separately as broker commission recapture on the Statement of Operations of the Portfolio. Additionally, these amounts have been excluded from the calculation of the net ratio of expenses to average net assets presented in the Financial Highlights for each share class.

3. Certain Risks

Market Risk: In the normal course of business, the Portfolio invests in securities and enters into transactions where risks exist due to fluctuations in the market (market risk) or failure of the other party to a transaction to perform (credit and counterparty risk). The value of securities held by the Portfolio may decline in response to certain events, including those directly involving the companies whose securities are owned by the Portfolio; conditions affecting the general economy; overall market changes; local, regional or global political, social or economic instability; currency, interest rate, and price fluctuations.

Credit and Counterparty Risk: The Portfolio may be exposed to counterparty risk, or the risk that an entity with which the Portfolio has unsettled or open transactions may default. The potential loss could exceed the value of the financial assets and liabilities recorded in the financial statements. Financial assets that potentially expose the Portfolio to credit and counterparty risk consist principally of cash due from counterparties and investments. The Portfolio manages counterparty risk by entering into agreements only with counterparties that it believes have the financial resources to honor their obligations and by monitoring the financial stability of those counterparties. The Portfolio’s investment adviser attempts to mitigate counterparty risk by (i) periodically assessing the creditworthiness of its trading partners, (ii) monitoring and/or limiting the amount of its net exposure to each individual counterparty based on its assessment, and (iii) requiring collateral from the counterparty for certain transactions. In order to preserve certain safeguards for non-standard settlement trades, the Portfolio restricts its exposure to credit and counterparty losses by entering into master netting agreements with counterparties (approved brokers) with whom it undertakes a significant volume of transactions. Master Agreements govern the terms of certain transactions, and reduce the counterparty risk associated with relevant transactions by specifying credit protection mechanisms and providing standardization that improves legal certainty. Master Agreements can also help limit counterparty risk by specifying collateral posting arrangements at prearranged exposure levels.

Repurchase and reverse repurchase agreements are primarily executed under Global Master Repurchase Agreements (“GMRAs”) or Master Repurchase Agreements (“MRAs”), which provide the rights to set-off. Each repurchase and reverse repurchase agreement is initially collateralized at the transaction level. In the event of default, the total market value exposure will be offset against collateral exchanged to date, which would result in a net receivable/(payable) that would be due from/to the counterparty.

Additional risks associated with each type of investment are described above within the respective security type notes. The Portfolio’s prospectus includes a discussion of the principal risks of investing in the Portfolio.

4. Investment Transactions

Aggregate cost of purchases and proceeds of sales of investment securities, excluding short-term securities, for the year ended December 31, 2013 were as follows:

Purchases		Sales
U.S. Government	Non U.S. Government	U.S. Government	Non U.S. Government
$0	$297,479,675	$0	$465,422,953

During the year ended December 31, 2013, the Portfolio engaged in security transactions with other affiliated portfolios. These amounted to $7,792,959 in purchases of investments, which are included above.

5. Investment Management Fees and Other Transactions with Affiliates

Investment Management Agreement - MetLife Advisers is the investment adviser to the Portfolio. The Trust has entered into an investment management agreement with MetLife Advisers with respect to the Portfolio. For providing investment management services to the Portfolio, MetLife Advisers receives monthly compensation at the annual rates:

Management Fees earned by MetLife Advisers for the year ended December 31, 2013	% per annum	Average Daily Net Assets
$11,692,397	0.820%	Of the first $1 billion
	0.780%	On amounts in excess of $1 billion

MSF-14

Metropolitan Series Fund

Met/Artisan Mid Cap Value Portfolio

Notes to Financial Statements—December 31, 2013—(Continued)

Certain officers and trustees of the Trust may also be officers of MetLife Advisers; however, such officers and trustees receive no compensation from the Trust.

MetLife Advisers has entered into an investment subadvisory agreement with respect to the Portfolio. Artisan Partners Limited Partnership is compensated by MetLife Advisers to provide subadvisory services for the Portfolio.

Transfer Agency Agreement - MetLife serves as the transfer agent for the Trust. MetLife receives no fees for its services to the Trust under the transfer agency agreement.

Distribution and Service Fees - The Trust has a distribution agreement with MetLife Investors Distribution Company (“MIDC” or the “Distributor”) in which MIDC serves as the distributor for the Portfolio’s Class A, B and E Shares. MIDC is a wholly-owned subsidiary of MetLife Investors Group, Inc., an affiliate of the Adviser. The Trust has also adopted a Distribution and Service Plan under Rule 12b-1 of the 1940 Act for the Portfolio’s Class B and E Shares. Under the Distribution and Service Plan, the Class B and E Shares of the Portfolio pay a fee to compensate the Insurance Companies (or their affiliates) and other broker-dealers and financial intermediaries involved in the offer and sale of Portfolio shares for promoting or selling and servicing the Class B and E Shares. The fees under the Distribution and Service Plan for each class of the Portfolio’s shares are calculated as a percentage of the Portfolio’s average daily net assets that are attributable to that Class. Currently, the fee is 0.25% per year for Class B Shares and 0.15% per year for Class E Shares. Amounts incurred by the Portfolio for the year ended December 31, 2013 are shown as Distribution and service fees in the Statement of Operations.

Deferred Trustee Compensation - Each Trustee who is not currently an employee of the Adviser or any of its affiliates receives compensation from the Trust for his or her service to the Trust. A deferred compensation plan (the “Plan”) is available to the Trustees on a voluntary basis. Deferred amounts remain in the Trust until distributed in accordance with the provisions of the Plan. The value of a participating Trustee’s deferral account is based on theoretical investments of deferred amounts, on the normal payment dates in certain portfolios of the Trust or Met Investors Series Trust, an affiliate of the Trust, as designated by the participating Trustee. Changes in the value of participants’ deferral accounts are reflected as Trustees’ fees and expenses in the Statement of Operations. The portion of the accrued obligations allocated to the Portfolio under the Plan is reflected as Deferred trustees’ fees in the Statement of Assets and Liabilities.

6. Contractual Obligations

Under the Trust’s organizational documents, its officers and Trustees may be indemnified against certain liabilities and expenses arising out of the performance of their duties to the Trust. Additionally, the Trust has a variety of indemnification obligations under contracts with its service providers. The Trust’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Trust that have not yet occurred.

7. Income Tax Information

The tax character of distributions paid for the periods ended December 31, 2013 and 2012 was as follows:

Ordinary Income		Long-Term Capital Gain		Total
2013	2012	2013	2012	2013	2012
$13,069,455	$11,475,644	$—	$—	$13,069,455	$11,475,644

As of December 31, 2013, the components of distributable earnings (accumulated losses) on a federal income tax basis were as follows:

Undistributed Ordinary Income	Undistributed Long-Term Capital Gain	Net Unrealized Appreciation	Loss Carryforwards	Total
$10,571,106	$—	$460,712,261	$(25,398,668)	$445,884,699

The Portfolio utilizes the provisions of the federal income tax laws that provide for the carryforward of capital losses for prior years, offsetting such losses against any future realized capital gains. Under the Regulated Investment Company Modernization Act of 2010 (the “Act”), net capital losses recognized after December 22, 2010 may be carried forward indefinitely and their character is retained as short-term and/or long-term losses. Previously, net capital losses were carried forward for up to eight years and treated as shortterm losses. As a transition rule, the Act requires that post-enactment net capital losses be used before pre-enactment net capital losses.

During the year ended December 31, 2013, the Portfolio utilized capital loss carryforwards of $148,007,471.

As of December 31, 2013, the Portfolio had no post-enactment accumulated capital losses and the pre-enactment accumulated capital loss carryforwards expiring on December 31, 2017 were $25,398,668.

MSF-15

Metropolitan Series Fund

Met/Artisan Mid Cap Value Portfolio

Report of Independent Registered Public Accounting Firm

To the Shareholders of Met/Artisan Mid Cap Value Portfolio and the Board of Trustees of Metropolitan Series Fund:

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Met/Artisan Mid Cap Value Portfolio, one of the portfolios constituting Metropolitan Series Fund, (the “Trust”) as of December 31, 2013, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Trust’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Trust is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Trust’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2013, by correspondence with the custodian and brokers; where replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Met/Artisan Mid Cap Value Portfolio of Metropolitan Series Fund, as of December 31, 2013, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

Deloitte & Touche LLP

Boston, Massachusetts

February 26, 2014

MSF-16

Metropolitan Series Fund

Trustees and Officers of Metropolitan Series Fund

The Trustees and executive officers of the Trust, their ages and their principal occupations during the past five years are set forth below. Unless otherwise indicated, the business address of each is One Financial Center, Boston, MA 02111. Each Trustee who is deemed an “interested person,” as such term is defined in the 1940 Act, is indicated by an asterisk. Those Trustees who are not “interested persons” as defined in the 1940 Act are referred to as “Independent Trustees.” Additional information about the Trustees is available in the Statement of Additional Information, which is available without charge, upon request, by calling (800) 848-3854.

Trustees of the Trust

Name and Age	Position(s) Held with Registrant	Term of Office and Length of Time Served	Principal Occupation(s) During the Past 5 Years(1)	Number of Portfolios in Fund Complex(2) overseen	Other Directorships Held by Trustee During the Past 5 Years(1)
Interested Trustee
Elizabeth M. Forget* (47)	Trustee, Chairman of the Board, President and Chief Executive Officer	Indefinite; From May 2006 (President and Chief Executive Officer)/ August 2006 (Trustee and Chairman of the Board) to present	Senior Vice President, MetLife Inc.; President, MetLife Advisers, LLC and a predecessor company.	79	Trustee, Met Investors Series Trust (the “MIST Trust”);** various MetLife-affiliated boards.

Independent Trustees
Stephen M. Alderman (54)	Trustee	Indefinite; From April 2012 to present	Shareholder in the law firm of Garfield & Merel, Ltd.	79	Trustee, MIST Trust;** Director, International Truck Leasing Corp.

Robert J. Boulware (57)	Trustee	Indefinite; From April 2012 to present	Managing Director, Pilgrim Funds, LLC (private equity fund).	79	Trustee, MIST Trust;** Trustee, Vertical Capital Income Fund (closed-end fund); Director, Gainsco, Inc. (auto insurance).

Susan C. Gause (61)	Trustee	Indefinite; From April 2012 to present	Private Investor.	79	Trustee, MIST Trust;** Trustee, HSBC Funds.

Nancy Hawthorne (62)	Trustee	Indefinite; From May 2003 to present	Chief Executive Officer, Clerestory LLC (corporate advisor).	79	MIST Trust;** Director, THL Credit, Inc.**; Director, Avid Technology, Inc.**

Barbara A. Nugent (57)	Trustee	Indefinite; From January 2014 to present	President, True North Board Governance, LLC (consulting); until 2014, partner in the law firm of Stradley Ronon Stevens & Young, LLP.	79	Trustee, MIST Trust**; Director, Episcopal Healthcare Foundation; until 2014, member, Mutual Fund Directors Forum Advisory Board.

MSF-17

Metropolitan Series Fund

Trustees and Officers of Metropolitan Series Fund—(Continued)

Name and Age	Position(s) Held with Registrant	Term of Office and Length of Time Served	Principal Occupation(s) During the Past 5 Years(1)	Number of Portfolios in Fund Complex(2) overseen	Other Directorships Held by Trustee During the Past 5 Years(1)
Keith M. Schappert (62)	Trustee	Indefinite; From August 2009 to present	Principal, Schappert Consulting LLC (asset management consulting).	79	Trustee, MIST Trust;** Director, The Commonfund for Nonprofit Organizations; until 2011, Director, Trilogy Global Advisors; Director, Mirae Asset Discovery Funds,** Director, Calamos Investments.

Linda B. Strumpf (66)	Trustee	Indefinite; From May 2000 to present	Chair of the Investment Committee, Leona M. and Harry B. Helmsley Charitable Trust; until 2011, Chief Investment Officer, Leona M. and Harry B. Helmsley Charitable Trust.	79	Since 2012, Trustee, MIST Trust,** Trustee and Member of Investment Committee, The Pennsylvania State University.

Dawn M. Vroegop (47)	Trustee	Indefinite; From May 2009 to present	Private Investor.	79	Trustee, MIST Trust,** Trustee, Driehaus Mutual Funds; Director and Investment Committee Chair, City College of San Francisco Foundation.

Executive Officers of the Trust

Name and Age	Position(s) Held with Registrant	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years(1)
Elizabeth M. Forget (47)	President, Chief Executive Officer, Trustee and Chairman of the Board	From May 2006 (President and Chief Executive Officer)/ August 2006 (Trustee and Chairman of the Board) to present	See principal occupation information in the table above.

Jeffrey L. Bernier (42)	Vice President	From February 2008 to present	Vice President, MetLife, Inc.; Senior Vice President, MetLife Advisers, LLC and a predecessor company.

Peter H. Duffy (58)	Chief Financial Officer and Treasurer	From November 2000 to present	Senior Vice President, MetLife Advisers, LLC; Vice President, MetLife, Inc.

Andrew L. Gangolf (59)	Secretary	From May 2011 to present	Senior Vice President, MetLife Advisers, LLC; Senior Vice President & Assistant General Counsel, AllianceBerstein Investments, Inc.

Jeffrey P. Halperin (46)	Chief Compliance Officer	From November 2005 to present	Vice President, MetLife, Inc.; Chief Compliance Officer, MIST; Chief Compliance Officer, MSF Trust; Chief Compliance Officer, MetLife Advisers, LLC and a predecessor company; Chief Compliance Officer, MetLife Investment Management, LLC (formerly MetLife Investment Advisors Company, LLC).

Alan C. Leland, Jr. (61)	Vice President	From February 2005 to present	Treasurer and Chief Financial Officer, MetLife Advisers, LLC; Vice President, MetLife Group Inc.; Vice President, MetLife, Inc.

*	Ms. Forget is an “interested person” of the Trust because of her positions with MetLife Advisers, LLC and her ownership of securities issued by MetLife, Inc., the ultimate parent company of MetLife Advisers, LLC.
**	Indicates a directorship with a registered investment company or a company subject to the reporting requirements of the Securities Exchange Act of 1934, as amended.
(1)	Previous positions during the past five years with the Trust, MetLife, Inc. or the Adviser are omitted if not materially different.
(2)	The Fund Complex includes 49 Portfolios of the MIST Trust and 30 Portfolios of the Trust.

MSF-18

Metropolitan Series Fund

Met/Artisan Mid Cap Value Portfolio

Board of Trustees’ Consideration of Advisory and Sub-Advisory Agreements

At an in-person meeting of the Boards of Trustees (the “Board”) of Met Investors Series Trust and Metropolitan Series Fund (“MIST” and “MSF,” respectively, and collectively, the “Trusts”) held on November 19-20, 2013, the Board, including a majority of the Trustees who are not considered to be “interested persons” of the Trusts (the “Independent Trustees”) under the Investment Company Act of 1940, as amended (the “1940 Act”), approved for an annual period the continuation of each Trust’s advisory agreement (the “Advisory Agreement”) with MetLife Advisers, LLC (the “Adviser”) and the applicable sub-advisory agreements (each a “Sub-Advisory Agreement,” and collectively with the Advisory Agreement, the “Agreements”) between the Adviser and the investment sub-advisers (each a “Sub-Adviser,” and collectively, the “Sub-Advisers”) for each of the series of the Trusts, including the Met/Artisan Mid Cap Value Portfolio (each a “Portfolio,” and collectively, the “Portfolios”).1 In addition to approving the existing Sub-Advisory Agreement, the Board also approved a new Sub-Advisory Agreement with the Sub-Adviser in light of an anticipated Sub-Adviser change of control, which is expected to occur in March 2014. The new Sub-Advisory Agreement is substantially identical to the existing Sub-Advisory Agreement and will replace the existing Sub-Advisory Agreement when the change of control occurs.

In considering the Agreements, the Board reviewed a variety of materials provided by the Adviser and the Sub-Advisers relating to the Portfolios, including comparative performance, fee and expense information for an appropriate peer group of similar mutual funds, performance information for relevant benchmark indices and other information regarding the nature, extent and quality of services provided by the Adviser and the Sub-Advisers under their respective Agreements. The Board also took into account its experience with the Adviser and the Sub-Advisers and information provided to the Board in its meetings throughout the year with respect to the services provided by the Adviser and the Sub-Advisers, including quarterly performance reports prepared by management containing reviews of investment results, and periodic presentations from certain of the Sub-Advisers with respect to the Portfolios they manage. The Independent Trustees also assessed reports provided by the Board’s independent consultant, who reviewed and provided analyses regarding investment performance, fees and expenses, and other information provided by, or at the direction of, the Adviser and the Sub-Advisers, as more fully discussed below.

The Independent Trustees were separately advised by independent legal counsel throughout the process, and met with independent legal counsel in periodic executive sessions. Prior to voting to continue the Agreements at the November meeting, the Independent Trustees also received a memorandum from their independent counsel discussing the legal standards for their consideration of the proposed continuation of the Agreements. The Board also met in person with personnel of the Adviser on September 17, 2013 for the specific purpose of giving preliminary consideration to the proposed continuation of the Agreements and to request additional information they considered reasonably necessary to their deliberations. The Independent Trustees also discussed the proposed continuation of the Agreements in private sessions with their independent legal counsel at which no representatives of management were present.

In considering whether to approve the renewal of the Advisory Agreement with the Adviser and any applicable Sub-Advisory Agreements with respect to a Portfolio, the Board reviewed and analyzed the factors it deemed relevant, including: (1) the nature, extent and quality of the services to be provided to the Portfolios by the Adviser and the Sub-Advisers; (2) the performance of the Portfolios as compared to a peer group and an appropriate index; (3) the Adviser’s and each of the Sub-Adviser’s personnel and operations; (4) the financial condition of the Adviser and of the Sub-Advisers; (5) the level and method of computing each Portfolio’s advisory and sub-advisory fees; (6) the profitability of the Adviser under the Advisory Agreement and of certain of the Sub-Advisers under the Sub-Advisory Agreements; (7) any “fall-out” benefits to the Adviser, the Sub-Advisers and their affiliates (i.e., ancillary benefits realized by the Adviser, the Sub-Advisers or their affiliates from the Adviser’s or Sub-Advisers’ relationship with the Trusts); (8) the anticipated effect of growth in size on Portfolio expenses; (9) fees paid to certain of the Sub-Advisers by comparable institutional and retail accounts; and (10) possible conflicts of interest.

Nature, extent and quality of services. The Board evaluated the nature, extent and quality of the services that the Adviser, and the Sub-Advisers as relevant, have provided to the Portfolios. The Board considered the Adviser’s services as investment manager to the Portfolios, including services relating to the selection and oversight of the Sub-Advisers for the applicable Portfolios. The Board considered, among other things, the Adviser’s oversight of the provision of services to the Portfolios by the Sub-Advisers, including with respect to investment activities and trading practices, and the Sub-Adviser’s compliance with fund policies, objectives and Board directives, compliance policies and procedures and applicable law. The Adviser’s services in coordinating and overseeing the activities of the Trusts’ other service providers were also considered. The Board also evaluated the expertise and performance of the personnel of the Adviser who performed services for the Portfolios throughout the year.

1 The Pyramis Managed Risk Portfolio recently commenced operations and, therefore, the Agreement with respect to this Portfolio was not up for renewal.

MSF-19

Metropolitan Series Fund

Met/Artisan Mid Cap Value Portfolio

Board of Trustees’ Consideration of Advisory and Sub-Advisory Agreements—(Continued)

The Board considered information received from the Trust’s Chief Compliance Officer (“CCO”) regarding the Portfolios’ compliance policies and procedures established pursuant to Rule 38a-l under the 1940 Act. The Board also evaluated the CCO’s ongoing reports concerning the CCO’s oversight of the risk assessment processes of the Sub-Advisers.

With respect to the services provided by each of the Sub-Advisers, the Board considered, among other things, information provided to the Board by each Sub-Adviser. The Board considered the Sub-Adviser’s current level of staffing and its overall resources, as well as its compensation program. The Board reviewed each Sub-Adviser’s history and investment experience, as well as information regarding the qualifications, background and responsibilities of the Sub-Adviser’s investment and compliance personnel who provide services to the Portfolios. The Board also considered, among other things, the Sub-Adviser’s compliance program and any disciplinary history. The Board also took into account the Sub-Adviser’s risk assessment and monitoring process. The Board noted each Sub-Adviser’s regulatory history, including whether it was currently involved in any regulatory actions or investigations as well as material litigation, and any settlements and amelioratory actions undertaken, as appropriate. The Board also noted that the CCO and his staff conduct regular, periodic compliance reviews with each of the Sub-Advisers and present reports to the Independent Trustees regarding the same, which includes evaluating the regulatory compliance systems of the Sub-Advisers and procedures reasonably designed by them to help assure compliance with the federal securities laws, including issues related to late trading and market timing, best execution, fair value pricing, and proxy voting procedures, among others. The Board also took into account the financial condition of each Sub-Adviser. In its review, the Board also received and took into account information regarding any services and/or payments provided to the Adviser by the Sub-Advisers in connection with marketing activities.

The Board considered each Sub-Adviser’s investment process and philosophy. The Board took into account that each Sub-Adviser’s responsibilities include the development and maintenance of an investment program for the applicable Portfolio which is consistent with the Portfolio’s investment objectives, the selection of investment securities and the placement of orders for the purchase and sale of such securities, as well as the implementation of compliance controls related to performance of these services. The Board also reviewed each Sub-Adviser’s brokerage policies and practices.

Performance. The Board considered the performance of the Portfolios as described in the quarterly reports prepared by management, and as also analyzed in reports prepared by the Independent Trustees’ independent consultant. The Board noted that the Adviser reviews with the Board on a quarterly basis detailed information about the Portfolios’ performance results, portfolio composition and investment strategies. The Board also reviewed and considered a separate report prepared by Lipper Inc. (“Lipper”), an independent third party, which provided a statistical analysis comparing the Portfolios’ investment performance, expenses, and fees to comparable funds underlying variable insurance products (the “Performance Universe”). In addition, the Independent Trustees met separately with a representative of Bobroff Consulting, Inc., an independent consultant (“Bobroff), at a special board meeting in September 2013, to review the separate reports prepared by such consultant (“Bobroff Report”), which analyzed the report prepared by Lipper. The Board also considered each Portfolio’s more recent performance subsequent to the performance period covered by the Lipper reports, and management’s discussion of the same, including the effect of current market conditions on each Portfolio’s more recent performance.

The Board reviewed the Portfolios’ performance records and the Adviser’s and Sub-Advisers’ management styles and long-term performance records with the Portfolios and comparable funds. The Board focused particular attention on Portfolios with less favorable performance records. The Board was mindful of the Adviser’s focus on each Sub-Adviser’s performance and noted that the Adviser has been active in monitoring and responding to any performance issues with respect to the Portfolios. The Board also took into account its discussions with management regarding factors that contributed to the performance of the Portfolios.

Among other data relating specifically to the Met/Artisan Mid Cap Value Portfolio’s performance, the Board considered that the Portfolio outperformed the median of its Performance Universe and its Lipper Index for the one-, three- and five-year periods ended June 30, 2013. The Board also considered that the Portfolio outperformed its benchmark, the Russell Midcap Value Index, for the one- and three-year periods ended October 31, 2013, and underperformed its benchmark for the five-year period ended October 31, 2013.

Fees and Expenses. The Board gave consideration to the advisory fees payable under the Advisory Agreement and the sub-advisory fees payable under each of the Sub-Advisory Agreements. In this regard, the Board reviewed the advisory fees payable on a Portfolio-by-Portfolio basis based on information provided by the Adviser. The Independent Trustees, with the assistance of Bobroff, also examined the fees paid by a Portfolio in light of fees paid to other investment managers by comparable funds, as well as considered the fees charged by the Adviser to manage other comparable funds, as applicable. The Lipper report included comparisons of the Adviser’s fee schedule with that of its peers based on an asset-based analysis of relative fee structures according to the size of the Portfolio. In addition, the Board considered the Portfolios’ advisory and sub-advisory fees and total expenses as compared to similarly situated investment companies underlying variable insurance products deemed to be comparable to the Portfolios as determined by Lipper.

MSF-20

Metropolitan Series Fund

Met/Artisan Mid Cap Value Portfolio

Board of Trustees’ Consideration of Advisory and Sub-Advisory Agreements—(Continued)

The Board considered a Portfolio’s ranking within a smaller group of peer funds chosen by Lipper (the “Expense Group”), as well as the Portfolio’s ranking within broader groups of funds (the “Expense Universe” and the “Sub-advised Expense Universe”). The Board also considered a Portfolio’s contractual sub-advisory fees, as applicable, as compared to the Sub-advised Expense Universe as well as a smaller group of funds (the “Sub-advised Expense Group”). In comparing a Portfolio’s actual and contractual management fee to that of comparable funds, the Board noted that such fee includes both advisory and administrative fees.

The Board noted that the sub-advisory fees for the Portfolios are paid by the Adviser, not the Portfolios, out of the advisory fee. It was further noted that the Adviser negotiates such fees at arm’s length. The Board also considered that the Adviser had entered into expense limitation agreements with certain of the Portfolios, pursuant to which the Adviser has agreed to waive a portion of its advisory fee and/or reimburse certain expenses as a means of limiting a Portfolio’s total annual operating expenses. The Board further considered the amount of sub-advisory fees paid out by the Adviser and the amount of the management fees that it retained in light of the services performed by Sub-Advisers and Adviser, respectively.

With respect to the Met/Artisan Mid Cap Value Portfolio, the Board considered that the Portfolio’s actual management fees and total expenses (exclusive of 12b-1 fees) were below the Expense Group median, the Expense Universe median and the Sub-advised Expense Universe median. The Board further noted that the Portfolio’s contractual management fees were above the asset-weighted average of the Expense Group at the Portfolio’s current size. The Board also considered that the Portfolio’s contractual sub-advisory fees were above the average of the Sub-advised Expense Group and the Sub-advised Expense Universe at the Portfolio’s current size. The Board took into account management’s discussion of the Portfolio’s expenses.

Profitability. The Board examined the profitability of the Adviser on a Portfolio-by-Portfolio basis. The Board also considered that the Distributor, MetLife Investors Distribution Company, receives Rule 12b-1 payments to support the distribution of the products. The Board considered the profitability to the Sub-Advisers and their affiliates as a result of their relationships with the Portfolios, and the Board considered the ability of the Adviser to negotiate the Sub-Advisory Agreements and the fees thereunder at arm’s length. The Board also reviewed Portfolio specific data with regard to the profitability of the Portfolios to each Sub-Adviser, as available.

Economies of scale. The Board also considered the effect of the Portfolios’ growth in size on their fees. The Board noted that the fee schedules for most of the Portfolios contain breakpoints that reduce the fee rate above specified asset levels. The Board noted those Portfolios that did not contain breakpoints in the advisory fee and took into account management’s discussion of the same. The Board noted that those Portfolios with advisory fee schedules containing breakpoints generally reflect the inclusion of breakpoints in the sub-advisory fee schedule for such Portfolios. The Board considered the effective fees under the Advisory Agreement for a Portfolio as a percentage of assets at different asset levels and possible economies of scale that may be realized if the assets of the Portfolio grow. Among other data, the Board examined the effect of a Portfolio’s growth in size on various fee schedules and reviewed the Lipper and Bobroff Reports, which compared fees among peers. The Board also generally noted that if a Portfolio’s assets increase over time, the Portfolio may realize other economies of scale if assets increase proportionally more than certain other fixed expenses. In addition, the Board noted that the Adviser had taken a number of steps to date intended to share the benefits of economies of scale with contractholders.

With respect to the Met/Artisan Mid Cap Value Portfolio, the Board noted that the Portfolio’s advisory fee and sub-advisory fee each contains breakpoints that reduce the advisory fee rate on assets above certain specified asset levels. The Board considered the fact that the Portfolio’s fee levels decline as portfolio assets increase.

Other factors. As part of its evaluation of the Adviser’s compensation, the Board considered other benefits that may be realized by the Adviser and its affiliates from their relationship with the Trusts. Among them, the Board recognized that an affiliate of the Adviser, MetLife Investors Distribution Company, serves as the Distributor for the Trusts, and, as such, receives payments pursuant to Rule 12b-1 from the Portfolios to compensate it for providing shareholder services and selling activities, which could lead to growth in the Trusts’ assets and corresponding benefits from such growth, including economies of scale. The Board also considered that affiliates of the Adviser may benefit from certain indirect tax benefits relating to dividend received deductions and foreign tax credits. In conjunction with these considerations, the Board noted the costs of providing investment management and other services to the Portfolios and the ongoing commitment of the Adviser to the Portfolios.

The Board considered other benefits that may be realized by each Sub-Adviser and its affiliates from their relationship with the Trusts, including the opportunity to provide advisory services to additional portfolios of the Trusts and reputational benefits. In conjunction with these considerations, the Board noted the costs of providing investment advisory services to the Portfolios and the ongoing commitment of the Sub-Advisers to the Portfolios.

MSF-21

Metropolitan Series Fund

Met/Artisan Mid Cap Value Portfolio

Board of Trustees’ Consideration of Advisory and Sub-Advisory Agreements—(Continued)

The Board considered possible conflicts of interest in the form of material benefits or detriments to the Trusts resulting from the nature of the Trusts’ and the Adviser’s or the Sub-Advisers’ affiliations and the services that are provided to the Trusts, and the manner in which such conflicts were mitigated.

Conclusions. After full consideration of the factors discussed above, the Board, including a majority of the Independent Trustees, approved the Advisory Agreement and the Sub-Advisory Agreement, as applicable, with respect to each Portfolio, unless otherwise noted. In making its approvals, the Board concluded that the nature, extent and quality of services provided by the Adviser and each Sub-Adviser supported the renewal of the Agreements. The Board also concluded that the investment performance of each Fund was such that each Agreement should continue. In addition, the Board concluded that fees paid by a Portfolio to the Adviser and, if applicable, the Sub-Adviser appeared to be acceptable in light of nature, extent and quality of the services provided by the Adviser and Sub-Adviser. Further, the Board concluded that the Adviser’s profitability in providing services under the Advisory Agreements did not appear unreasonably high in light of the nature, extent and quality of the services provided by the Adviser. Finally, the Board concluded that the Advisory and Sub-Advisory fees in some measure share economies of scale with contractholders. In approving the renewal of each of the Agreements, the Board, including the Independent Trustees, did not identify any single factor as controlling, and generally attributed different weights to various factors for the various Portfolios. The Board evaluated all information available to them on a Portfolio-by-Portfolio basis, and their decisions were made separately with respect to each Portfolio.

MSF-22

Metropolitan Series Fund

Met/Dimensional International Small Company Portfolio

Managed by Dimensional Fund Advisors LP

Portfolio Manager Commentary*

PERFORMANCE

For the one year period ended December 31, 2013, the Class A and B shares of the Met/Dimensional International Small Company Portfolio returned 27.94% and 27.60%, respectively. The Portfolio’s benchmark, the MSCI World ex-U.S. Small Cap Index1, returned 25.55%.

MARKET ENVIRONMENT / CONDITIONS

In U.S. dollar terms, developed ex-U.S. markets had excellent aggregate returns in 2013, but still trailed the broad U.S. market by 12% (broad U.S. market as measured by the Russell 3000 Index). Returns, as measured by the MSCI World ex-USA Investable Market Index (net dividends), were 21.6%.

Dispersion at the individual country level remained substantial. For instance, the difference between the best-performing developed market, Ireland (+47.4%), and the worst-performing one, Singapore (+0.3%), was more than 47%. The U.S. dollar appreciated against the Japanese yen, the Australian dollar, and the Canadian dollar, and depreciated against the euro, the British pound, and the Swiss franc. As a result, currency fluctuations had a negative impact on the dollar-denominated returns of developed ex-U.S. equities. Across all regions, Telecommunication Services and Consumer Discretionary tended to be among the stronger sectors, while Real Estate Investment Trusts (“REITs”) and Materials were among the weaker.

Along the market capitalization dimension, conventional indices indicated a positive size premium as the MSCI World ex-U.S. Small Cap Index outperformed its large cap peer. At the regional level, Australia/New Zealand and Canada were exceptions to overall market trends with small caps underperforming large caps.

PORTFOLIO REVIEW / PERIOD END POSITIONING

For the year ended December 31, 2013, the Portfolio outperformed its benchmark index by 2.39%. Dimensional Fund Advisers LP defines the small cap universe differently than MSCI and as a result, the Portfolio had a lower allocation to Canada and a higher allocation to the United Kingdom, both of which contributed positively to the Portfolio’s relative performance as Canada underperformed and the United Kingdom outperformed relative to other developed markets. With REITs underperforming during the year, the Portfolio’s exclusion of REITs was a contributor to outperformance relative to the benchmark index. Within sectors, the Portfolio’s holdings of Industrials outperformed those in the benchmark, particularly among larger small cap stocks.

Relative to the index, the Portfolio’s holdings in Information Technology underperformed due to a few securities that appreciated rapidly and moved out of the Portfolio buy range but were held by the index until the next rebalance.

The Portfolio held approximately 3,700 securities as of December 31, 2013 and is well diversified across countries and sectors. As a reminder, the Portfolio’s allocations to countries and sectors are a result of our portfolio construction process and should not be interpreted as tactical allocation decisions.

Joseph Chi

Jed Fogdall

Henry Gray

Karen Umland

Portfolio Managers

Dimensional Fund Advisors LP

* This commentary may include statements that constitute “forward-looking statements” under the U.S. securities laws. Forward-looking statements include, among other things, projections, estimates, and information about possible or future results related to the Portfolio, market or regulatory developments. The views expressed above are not guarantees of future performance or economic results and involve certain risks, uncertainties and assumptions that could cause actual outcomes and results to differ materially from the views expressed herein. The views expressed above are subject to change at any time based upon economic, market, or other conditions and the subadvisory firm undertakes no obligation to update the views expressed herein. Any discussions of specific securities should not be considered a recommendation to buy or sell those securities. The views expressed above (including any forward-looking statement) may not be relied upon as investment advice or as an indication of the Portfolio’s trading intent. Information about the Portfolio’s holdings, asset allocation or country diversification is historical and is not an indication of future Portfolio composition, which may vary. Direct investment in any index is not possible. The performance of any index mentioned in this commentary has not been adjusted for ongoing management, distribution and operating expenses, and sales charges applicable to mutual fund investments. In addition, the returns do not reflect additional fees charged by separate accounts or variable insurance contracts that an investor in the Portfolio may pay. If these additional fees were reflected, performance would have been lower.

MSF-1

Metropolitan Series Fund

Met/Dimensional International Small Company Portfolio

A $10,000 INVESTMENT COMPARED TO THE MSCI WORLD EX-U.S. SMALL CAP INDEX

AVERAGE ANNUAL RETURNS (%) (FOR THE YEAR ENDED DECEMBER 31, 2013)

	1 Year	5 Year	Since Inception[2]
Met/Dimensional International Small Company Portfolio
Class A	27.94	17.44	17.18
Class B	27.60	17.13	16.88
MSCI World ex-U.S. Small Cap Index	25.55	18.45	18.18

1 The MSCI World ex-U.S. Small Cap Index is an unmanaged index that measures the performance of stocks with market capitalizations between US $200 million and $800 million across 23 developed markets, excluding the United States. The index returns shown above were calculated with net dividends: they reflect the reinvestment of dividends after the deduction of the maximum possible withholding taxes.

2 Inception date of the Class A and Class B shares is 10/31/08. Index since inception return is based on the Portfolio’s inception date.

Portfolio performance is calculated including reinvestment of all income and capital gain distributions. Performance numbers are net of all Portfolio expenses but do not include any insurance, sales, separate account or administrative charges of variable annuity or life insurance contracts or any additional expenses that participants may bear relating to the operations of their plans. If these charges were included, the returns would be lower. The performance of any index referenced above has not been adjusted for ongoing management, distribution and operating expenses, and sales charges applicable to mutual fund investments. Direct investment in any index is not possible. The performance of Class A shares, as set forth in the line graph above, will differ from that of other classes because of the difference in expenses paid by policyholders investing in the different share classes.

This information represents past performance and is not indicative of future results. Investment return and principal value may fluctuate so that shares, upon redemption, may be worth more or less than the original cost.

PORTFOLIO COMPOSITION AS OF DECEMBER 31, 2013

Top Holdings

% of Net Assets
Alcatel-Lucent	0.7
Persimmon plc	0.4
Ashtead Group plc	0.4
GN Store Nord A/S	0.4
Spectris plc	0.3
Barratt Developments plc	0.3
Berkeley Group Holdings plc	0.3
Taylor Wimpey plc	0.3
Cobham plc	0.3
Deutsche Wohnen AG	0.3

Top Countries

% of Market Value of Total Investments
United Kingdom	22.2
Japan	21.7
Canada	8.5
Germany	5.3
Australia	5.0
Switzerland	4.8
France	4.7
Sweden	3.7
Italy	3.3
Hong Kong	2.8

MSF-2

Metropolitan Series Fund

Met/Dimensional International Small Company Portfolio

Understanding Your Portfolio’s Expenses

Shareholder Expense Example

As a shareholder of the Portfolio, you incur ongoing costs, including management fees; distribution and service (12b-1) fees; and other Portfolio expenses. This example is intended to help you understand your ongoing costs (in dollars) (referred to as “expenses”) of investing in the Portfolio and compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period, July 1, 2013 through December 31, 2013.

Actual Expenses

The first line for each share class of the Portfolio in the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested in the particular share class of the Portfolio, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line for each share class of the Portfolio in the table below provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any fees or charges of your variable insurance product or any additional expenses that participants in certain eligible qualified plans may bear relating to the operations of their plan. Therefore, the second line for each share class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these other costs were included, your costs would have been higher.

Met/Dimensional International Small Company Portfolio		Annualized Expense Ratio	Beginning Account Value July 1, 2013	Ending Account Value December 31, 2013	Expenses Paid During Period** July 1, 2013 to December 31, 2013
Class A(a)	Actual	0.90%	$1,000.00	$1,229.40	$5.06
	Hypothetical*	0.90%	$1,000.00	$1,020.67	$4.58

Class B(a)	Actual	1.15%	$1,000.00	$1,227.10	$6.46
	Hypothetical*	1.15%	$1,000.00	$1,019.41	$5.85

* Hypothetical assumes a rate of return of 5% per year before expenses.

** Expenses paid are equal to the Portfolio’s annualized expense ratio for the most recent six month period, as shown above, multiplied by the average account value over the period, multiplied by the number of days (184 days) in the most recent fiscal half-year, divided by 365 (to reflect the one-half year period).

(a) The annualized expense ratio shown reflects the impact of the management fee waiver as described in Note 6 of the Notes to Financial Statements.

MSF-3

Metropolitan Series Fund

Met/Dimensional International Small Company Portfolio

Schedule of Investments as of December 31, 2013

Common Stocks—99.4% of Net Assets

Security Description	Shares	Value

Australia—5.0%
ABM Resources NL (a)	145,014	$2,849
Adelaide Brighton, Ltd.	230,220	756,693
Aditya Birla Minerals, Ltd. (a)	49,372	14,989
AED Oil, Ltd. (a) (b) (c)	93,946	0
Ainsworth Game Technology, Ltd.	39,892	156,718
AJ Lucas Group, Ltd. (a)	34,363	33,753
Alcyone Resources, Ltd. (a)	101,457	182
Alkane Resources, Ltd. (a)	120,355	36,754
Alliance Resources, Ltd. (a)	81,385	9,484
Altium, Ltd.	6,736	13,991
Altona Mining, Ltd. (a)	67,875	10,033
AMA Group, Ltd.	90,664	27,576
Amalgamated Holdings, Ltd.	32,994	241,386
Amcom Telecommunications, Ltd.	122,691	238,842
Ansell, Ltd.	75,709	1,398,696
Antares Energy, Ltd. (a)	111,036	54,607
AP Eagers, Ltd.	223	988
APN News & Media, Ltd. (a) (d)	240,460	96,623
Aquarius Platinum, Ltd. (a)	39,840	27,038
Aquila Resources, Ltd. (a)	54,538	112,029
Arafura Resources, Ltd. (a)	91,975	6,409
ARB Corp., Ltd.	25,332	265,117
Aristocrat Leisure, Ltd. (d)	202,271	847,393
Arrium, Ltd.	779,809	1,219,228
ASG Group, Ltd. (a)	59,850	21,974
Atlantic, Ltd. (a)	22,059	3,547
Atlas Iron, Ltd.	440,611	455,605
Aurora Oil & Gas, Ltd. (a)	197,317	533,563
Ausdrill, Ltd.	152,607	141,163
Ausenco, Ltd.	72,770	40,978
Austal, Ltd. (a)	66,437	51,739
Austbrokers Holdings, Ltd.	20,900	224,034
Austin Engineering, Ltd.	26,257	86,827
Australian Agricultural Co., Ltd. (a)	211,378	235,957
Australian Infrastructure Fund, Ltd.	269,584	1,204
Australian Pharmaceutical Industries, Ltd.	174,311	93,761
Automotive Holdings Group, Ltd.	102,926	347,566
Aveo Group	72,034	132,604
AVJennings, Ltd. (a)	10,332	5,631
AWE, Ltd. (a)	335,940	402,129
Azonto Petroleum, Ltd. (a)	162,011	3,625
Bandanna Energy, Ltd. (a) (d)	179,193	27,296
BC Iron, Ltd.	62,731	290,829
Beach Energy, Ltd.	676,773	864,611
Beadell Resources, Ltd. (a)	102,327	72,172
Bentham IMF, Ltd.	28,777	44,988
Berkeley Resources, Ltd. (a)	25,720	5,390
Billabong International, Ltd. (a)	204,074	92,002
Blackmores, Ltd.	5,962	111,000
Blackthorn Resources, Ltd. (a)	28,882	6,745
Boart Longyear, Ltd. (d)	232,690	80,388
Boom Logistics, Ltd. (a)	73,674	8,943
Bradken, Ltd. (d)	90,619	488,080
Breville Group, Ltd.	42,911	342,287
Brickworks, Ltd.	4,295	54,838
BT Investment Management, Ltd.	11,643	59,918
Buccaneer Energy, Ltd. (a) (b)	246,364	5,074

Australia—(Continued)
Buru Energy, Ltd. (a) (d)	23,457	36,714
Cabcharge Australia, Ltd. (d)	55,813	198,934
Cape Lambert Resources, Ltd. (a)	97,229	11,290
Capral, Ltd. (a)	136,176	18,961
Cardno, Ltd. (d)	46,504	287,219
Carnarvon Petroleum, Ltd. (a)	251,902	14,434
carsales.com, Ltd.	94,922	863,783
Cash Converters International, Ltd.	139,149	120,518
Cedar Woods Properties, Ltd.	26,836	183,346
Ceramic Fuel Cells, Ltd. (a)	142,981	4,871
Chalice Gold Mines, Ltd. (a)	25,904	3,125
Chandler Macleod Group, Ltd.	16,111	6,476
Citigold Corp., Ltd. (a)	104,691	4,327
Clinuvel Pharmaceuticals, Ltd. (a)	8,760	7,430
Coal of Africa, Ltd. (a)	133,534	12,519
Coalspur Mines, Ltd. (a) (d)	94,441	19,418
Cockatoo Coal, Ltd. (a)	674,454	24,106
Codan, Ltd.	48,344	48,483
Coffey International, Ltd. (a)	63,637	13,952
Collection House, Ltd.	19,217	32,274
Collins Foods, Ltd.	4,975	8,134
Comet Ridge, Ltd. (a)	6,288	932
Cooper Energy, Ltd. (a)	123,859	50,497
Coventry Group, Ltd.	2,905	7,551
Credit Corp. Group, Ltd.	13,415	115,768
Crowe Horwath Australasia, Ltd.	93,561	28,843
CSG, Ltd. (a)	35,179	28,885
CSR, Ltd.	282,278	670,148
Cudeco, Ltd. (a)	51,210	82,722
Cue Energy Resources, Ltd. (a)	171,183	20,026
Data #3, Ltd.	55,471	46,635
David Jones, Ltd. (d)	263,552	712,970
Decmil Group, Ltd. (d)	82,140	181,924
Deep Yellow, Ltd. (a)	271,919	4,394
Devine, Ltd. (a)	46,180	33,299
Discovery Metals, Ltd. (a)	117,087	5,573
Domino’s Pizza Enterprises, Ltd.	21,779	314,971
Downer EDI, Ltd.	238,347	1,040,114
Drillsearch Energy, Ltd. (a)	218,929	265,080
DuluxGroup, Ltd.	190,998	917,312
DWS, Ltd.	36,847	40,523
Echo Entertainment Group, Ltd.	45,092	99,076
Elders, Ltd. (a) (d)	150,466	15,487
Elemental Minerals, Ltd. (a)	26,469	7,785
Emeco Holdings, Ltd.	314,914	63,635
Empire Oil & Gas NL (a)	591,457	5,808
Energy Resources of Australia, Ltd. (a)	40,323	45,387
Energy World Corp., Ltd. (a)	389,239	132,127
Envestra, Ltd.	514,190	524,206
Equatorial Resources, Ltd. (a)	18,658	10,998
Equity Trustees, Ltd.	452	8,081
ERM Power, Ltd.	6,161	13,204
eServGlobal, Ltd. (a)	43,068	30,396
Ethane Pipeline Income Fund	3,869	6,080
Euroz, Ltd.	21,953	23,149
Evolution Mining, Ltd.	113,688	62,950
Fairfax Media, Ltd. (d)	944,011	539,614

See accompanying notes to financial statements.

MSF-4

Metropolitan Series Fund

Met/Dimensional International Small Company Portfolio

Schedule of Investments as of December 31, 2013

Common Stocks—(Continued)

Security Description	Shares	Value

Australia—(Continued)
Fantastic Holdings, Ltd.	1,151	$2,104
FAR, Ltd. (a)	882,955	31,548
Finbar Group, Ltd.	6,909	9,854
Fleetwood Corp., Ltd. (d)	30,946	88,150
FlexiGroup, Ltd.	50,884	203,215
Flinders Mines, Ltd. (a)	606,380	17,381
Focus Minerals, Ltd. (a)	1,919,942	20,572
Forge Group, Ltd.	34,499	53,667
Funtastic, Ltd.	88,662	13,836
G8 Education, Ltd.	59,161	167,534
Galaxy Resources, Ltd. (a)	75,661	3,175
Geodynamics, Ltd. (a)	82,317	5,806
Gindalbie Metals, Ltd. (a)	346,087	30,911
Global Construction Services, Ltd.	9,380	4,032
Goodman Fielder, Ltd.	1,046,927	641,726
GrainCorp, Ltd. - Class A	92,744	704,002
Grange Resources, Ltd.	120,000	27,335
Greencross, Ltd.	653	4,974
Greenland Minerals & Energy, Ltd. (a)	69,811	12,781
Gryphon Minerals, Ltd. (a) (d)	118,469	18,173
GUD Holdings, Ltd. (d)	44,683	229,866
Gunns, Ltd. (a) (b) (c) (d)	309,759	0
GWA Group, Ltd.	136,751	371,373
Hansen Technologies, Ltd.	17,614	19,174
HFA Holdings, Ltd.	45,623	29,762
Highlands Pacific, Ltd. (a)	173,904	9,251
Hillgrove Resources, Ltd. (a)	207,073	16,672
Hills, Ltd.	80,453	125,305
Horizon Oil, Ltd. (a) (d)	652,736	178,204
Icon Energy, Ltd. (a)	157,110	22,480
IDM International, Ltd. (a) (b)	49,237	1,715
iiNET, Ltd.	65,072	379,569
Imdex, Ltd.	98,650	54,636
Independence Group NL	108,194	302,726
Indophil Resources NL (a)	149,398	21,995
Infigen Energy, Ltd. (a) (d)	282,132	65,503
Infomedia, Ltd.	67,545	35,705
Integrated Research, Ltd.	28,972	26,717
International Ferro Metals, Ltd. (a)	82,765	13,420
Intrepid Mines, Ltd. (a)	177,715	49,977
Invocare, Ltd.	52,100	513,872
IOOF Holdings, Ltd.	114,401	916,817
Iress, Ltd.	67,088	566,628
Iron Ore Holdings, Ltd. (a)	17,526	14,084
JB Hi-Fi, Ltd. (d)	50,520	972,818
Jumbo Interactive, Ltd.	17,427	34,449
Jupiter Mines, Ltd. (a)	63,164	4,504
K&S Corp., Ltd.	1,802	2,958
Kagara, Ltd. (a) (b) (c) (d)	131,297	14,068
Kangaroo Resources, Ltd. (a)	305,630	3,821
Karoon Gas Australia, Ltd. (a)	75,600	293,376
Kingsgate Consolidated, Ltd.	54,831	45,915
Kingsrose Mining, Ltd. (a)	83,494	25,014
Linc Energy, Ltd. (a)	152,753	183,989
Liquefied Natural Gas, Ltd. (a)	11,253	2,967
Lycopodium, Ltd.	6,953	25,949
M2 Telecommunications Group, Ltd.	70,760	396,238

Australia—(Continued)
MACA, Ltd.	65,585	154,060
Macmahon Holdings, Ltd. (a)	557,730	72,734
Macquarie Atlas Roads Group	97,706	240,042
Macquarie Telecom Group, Ltd.	3,983	29,494
Mastermyne Group, Ltd.	5,402	3,714
Matrix Composites & Engineering, Ltd. (a)	14,874	10,163
Maverick Drilling & Exploration, Ltd. (a)	35,970	14,227
MaxiTRANS Industries, Ltd. (d)	59,013	62,825
Mayne Pharma Group, Ltd. (a)	64,238	42,440
McPherson’s, Ltd.	34,460	47,760
Medusa Mining, Ltd. (a)	60,972	111,764
Melbourne IT, Ltd.	36,135	57,085
MEO Australia, Ltd. (a)	220,030	8,447
Mermaid Marine Australia, Ltd.	116,821	354,742
Metals X, Ltd. (a)	199,551	30,395
Metgasco, Ltd. (a)	117,719	8,587
Metminco, Ltd. (a)	116,326	3,239
Mincor Resources NL	105,687	56,144
Mineral Deposits, Ltd. (a)	44,307	110,856
Mineral Resources, Ltd.	61,208	648,971
Molopo Energy, Ltd. (a)	70,758	11,419
Monadelphous Group, Ltd. (d)	42,455	707,444
Morning Star Gold NL (a) (b) (c)	33,455	3,286
Mortgage Choice, Ltd.	48,689	124,924
Mount Gibson Iron, Ltd.	439,215	399,726
Myer Holdings, Ltd. (d)	297,624	731,939
MyState, Ltd.	2,711	11,789
Nanosonics, Ltd. (a)	44,660	33,611
Navitas, Ltd.	96,272	554,642
Neon Energy, Ltd. (a) (d)	259,085	62,484
Newsat, Ltd. (a)	113,333	45,552
Nexus Energy, Ltd. (a)	625,142	39,233
NIB Holdings, Ltd.	238,467	581,418
Nick Scali, Ltd.	16,348	38,610
Nido Petroleum, Ltd. (a)	522,236	16,843
Noble Mineral Resources, Ltd. (a) (b) (c)	83,737	673
Northern Iron, Ltd. (a)	90,404	17,762
Northern Star Resources, Ltd.	163,091	114,932
NRW Holdings, Ltd.	162,933	200,323
Nufarm, Ltd. (d)	92,426	362,760
Oakton, Ltd.	44,988	64,250
Orocobre, Ltd. (a)	38,552	85,716
OrotonGroup, Ltd.	11,425	45,055
Otto Energy, Ltd. (a)	308,140	27,668
OZ Minerals, Ltd. (d)	103,887	292,378
Pacific Brands, Ltd.	621,651	356,051
Paladin Energy, Ltd. (a) (d)	473,815	197,720
Pan Pacific Petroleum NL (a)	55,564	5,211
PanAust, Ltd.	258,090	418,407
Panoramic Resources, Ltd.	146,618	32,736
PaperlinX, Ltd. (a)	340,846	14,299
Patties Foods, Ltd.	33,186	41,211
Peak Resources, Ltd. (a)	34,546	2,067
Peet, Ltd. (a)	110,439	133,008
Peninsula Energy, Ltd. (a)	454,116	8,473
Perpetual, Ltd.	18,730	809,489
Perseus Mining, Ltd. (a)	160,823	35,558

See accompanying notes to financial statements.

MSF-5

Metropolitan Series Fund

Met/Dimensional International Small Company Portfolio

Schedule of Investments as of December 31, 2013

Common Stocks—(Continued)

Security Description	Shares	Value

Australia—(Continued)
Pharmaxis, Ltd. (a) (d)	132,843	$12,462
Phosphagenics, Ltd. (a)	345,965	35,539
Platinum Australia, Ltd. (a) (c)	116,796	1,047
Pluton Resources, Ltd. (a)	48,332	7,347
PMP, Ltd. (a)	158,703	57,339
Premier Investments, Ltd.	44,992	329,736
Primary Health Care, Ltd. (d)	239,765	1,060,009
Prime Media Group, Ltd.	32,717	30,679
Programmed Maintenance Services, Ltd.	67,178	209,971
Quickstep Holdings, Ltd. (a)	31,204	6,132
Ramelius Resources, Ltd. (a)	155,944	13,574
RCG Corp., Ltd. (d)	51,116	34,095
RCR Tomlinson, Ltd.	68,177	223,508
REA Group, Ltd.	15,908	536,538
Reckon, Ltd.	46,318	89,754
Red Fork Energy, Ltd. (a) (d)	237,685	80,644
Redflex Holdings, Ltd.	19,984	20,268
Regional Express Holdings, Ltd. (a)	9,952	8,216
Regis Resources, Ltd.	164,684	431,004
Reject Shop, Ltd. (The) (d)	17,811	275,860
Resolute Mining, Ltd. (a)	248,330	124,062
Resource Generation, Ltd. (a)	58,515	9,387
Retail Food Group, Ltd.	60,352	248,038
Rex Minerals, Ltd. (a)	42,465	18,200
Ridley Corp., Ltd. (a)	123,003	95,219
Roc Oil Co., Ltd. (a)	416,062	182,215
RungePincockMinarco, Ltd. (a)	4,190	2,628
Ruralco Holdings, Ltd.	5,756	16,717
SAI Global, Ltd. (d)	106,126	368,241
Salmat, Ltd.	45,807	87,222
Samson Oil & Gas, Ltd. (a)	581,639	11,897
Sandfire Resources NL (a) (d)	47,114	271,841
Santana Minerals, Ltd. (a)	8,860	831
Saracen Mineral Holdings, Ltd. (a)	238,931	39,824
Sedgman, Ltd.	48,829	29,662
Select Harvests, Ltd.	15,247	74,905
Senex Energy, Ltd. (a)	409,015	270,445
Servcorp, Ltd.	18,320	65,109
Service Stream, Ltd.	56,942	9,423
Sigma Pharmaceuticals, Ltd.	621,692	361,837
Sihayo Gold, Ltd. (a)	181,026	4,849
Silex Systems, Ltd. (a)	28,112	57,723
Silver Chef, Ltd.	6,956	32,497
Silver Lake Resources, Ltd. (a) (d)	112,092	53,932
Sims Metal Management, Ltd. (a)	81,094	788,927
Sirtex Medical, Ltd.	20,982	220,469
Skilled Group, Ltd.	87,824	267,686
Slater & Gordon, Ltd.	29,921	129,335
SMS Management & Technology, Ltd. (d)	42,700	152,183
Southern Cross Electrical Engineering, Ltd.	22,440	15,226
Southern Cross Media Group, Ltd.	328,410	495,815
Spark Infrastructure Group	248,530	360,718
Specialty Fashion Group, Ltd.	57,983	47,401
St. Barbara, Ltd. (a)	192,892	45,220
Starpharma Holdings, Ltd. (a) (d)	81,789	63,175
Straits Resources, Ltd. (a) (d)	39,613	286
Strike Energy, Ltd. (a)	163,211	13,114

Australia—(Continued)
STW Communications Group, Ltd.	187,396	251,172
Sundance Energy Australia, Ltd. (a)	78,828	70,138
Sundance Resources, Ltd. (a) (d)	819,104	69,483
Sunland Group, Ltd.	73,931	90,808
Super Retail Group, Ltd.	59,825	710,131
Swick Mining Services, Ltd.	56,563	15,237
TABCORP Holdings, Ltd.	14,646	47,489
Tanami Gold NL (a)	108,623	2,145
Tap Oil, Ltd. (a)	148,197	67,068
Tassal Group, Ltd.	66,700	196,562
Technology One, Ltd.	85,252	174,304
Ten Network Holdings, Ltd. (a) (d)	750,180	187,701
TFS Corp., Ltd.	78,407	71,307
Thorn Group, Ltd.	71,456	138,540
Tiger Resources, Ltd. (a)	430,981	132,799
Toro Energy, Ltd. (a)	75,052	5,168
Tox Free Solutions, Ltd.	76,909	239,729
TPG Telecom, Ltd.	129,752	618,013
Transfield Services, Ltd.	248,514	199,671
Transpacific Industries Group, Ltd. (a)	525,544	549,321
Treasury Group, Ltd.	3,740	29,756
Troy Resources, Ltd. (a) (d)	41,952	29,393
UGL, Ltd. (d)	29,320	192,115
Unity Mining, Ltd. (a)	173,949	6,371
UXC, Ltd.	144,893	129,699
Village Roadshow, Ltd.	32,709	220,812
Virgin Australia Holdings, Ltd. (a)	1,314,763	446,284
Virgin Australia International Holding, Ltd. (b) (c)	968,773	1
Vision Eye Institute, Ltd. (a)	37,056	23,201
Vocus Communications, Ltd.	24,723	77,280
Warrnambool Cheese & Butter Factory Co. Holding, Ltd.	16,058	132,881
Watpac, Ltd. (a)	37,999	32,722
WDS, Ltd.	55,558	42,224
Webjet, Ltd. (d)	22,295	63,134
Western Areas, Ltd. (d)	90,581	192,227
Western Desert Resources, Ltd. (a)	64,456	42,297
White Energy Co., Ltd. (a) (d)	78,162	12,932
Wide Bay Australia, Ltd.	9,275	46,569
Wotif.com Holdings, Ltd.	57,535	142,326

		49,911,950

Austria—0.9%
A-TEC Industries AG (a) (b) (c) (d)	1,749	0
Agrana Beteiligungs AG (d)	1,694	200,988
AMS AG	5,826	706,806
Austria Technologie & Systemtechnik AG	8,022	78,906
CA Immobilien Anlagen AG (a) (d)	22,098	391,852
CAT Oil AG	9,471	263,176
DO & Co. AG	638	32,617
EVN AG (d)	20,562	326,489
Flughafen Wien AG	6,864	575,993
Frauenthal Holding AG	270	3,345
Kapsch TrafficCom AG (d)	3,069	171,621
Lenzing AG (d)	5,322	304,709

See accompanying notes to financial statements.

MSF-6

Metropolitan Series Fund

Met/Dimensional International Small Company Portfolio

Schedule of Investments as of December 31, 2013

Common Stocks—(Continued)

Security Description	Shares	Value

Austria—(Continued)
Mayr Melnhof Karton AG	4,652	$577,902
Oberbank AG	174	11,610
Oesterreichische Post AG	18,004	862,697
Palfinger AG	7,563	300,167
POLYTEC Holding AG	10,783	100,832
RHI AG (d)	14,831	460,179
Rosenbauer International AG	1,972	160,778
S IMMO AG (a)	35,979	261,888
Schoeller-Bleckmann Oilfield Equipment AG	5,616	623,210
Semperit AG Holding	6,630	329,639
Strabag SE	10,968	323,612
Telekom Austria AG	7,113	53,859
Uniqa Insurance Group AG	11,945	152,830
Wienerberger AG (d)	71,414	1,140,024
Wolford AG (a)	1,065	26,702
Zumtobel AG	19,568	305,631

		8,748,062

Belgium—1.2%
Ablynx NV (a)	16,588	159,756
Ackermans & van Haaren NV (d)	14,601	1,710,748
AGFA-Gevaert NV (a) (c)	125,762	304,687
Arseus NV	13,446	511,298
Atenor Group	1,048	49,398
Banque Nationale de Belgique	124	507,190
Barco NV	8,211	640,831
Cie d’Entreprises CFE	5,563	495,707
Cie Immobiliere de Belgique S.A.	1,054	52,188
Cie Maritime Belge S.A.	8,912	277,382
D’ieteren S.A.	13,290	662,290
Deceuninck NV (a) (c)	49,164	115,732
Econocom Group	37,316	426,186
Elia System Operator S.A.	16,162	749,716
Euronav NV (a) (b)	11,523	137,117
EVS Broadcast Equipment S.A.	8,288	536,193
Exmar NV	17,359	265,773
Galapagos NV (a)	16,401	346,144
Gimv NV	250	13,065
Hamon & CIE S.A. (a)	300	6,224
Ion Beam Applications (a)	11,487	123,389
Jensen-Group NV	738	13,372
Kinepolis Group NV	2,580	409,090
Lotus Bakeries	161	158,113
Melexis NV	13,858	441,883
Mobistar S.A.	1,689	32,070
NV Bekaert S.A. (d)	18,666	660,366
Nyrstar (a) (c) (d)	85,533	272,941
Picanol (a)	1,699	57,368
RealDolmen NV (a)	1,200	32,524
Recticel S.A.	13,561	105,173
Rentabiliweb Group (a)	440	4,807
Resilux	55	7,056
RHJ International (a)	2,453	12,450
Roularta Media Group NV (a)	1,629	24,146
Sioen Industries NV	5,558	64,841
Sipef S.A.	3,850	305,666

Belgium—(Continued)
Tessenderlo Chemie NV (c) (d)	16,495	432,071
ThromboGenics NV (a) (d)	18,561	515,593
Van de Velde NV	5,079	254,663
Viohalco S.A. (a)	45,397	231,699

		12,126,906

Canada—8.4%
5N Plus, Inc. (a) (d)	33,732	75,577
Aastra Technologies, Ltd.	4,512	187,743
Aberdeen International, Inc. (a)	9,500	1,028
Absolute Software Corp.	26,054	169,973
Acadian Timber Corp.	3,800	43,822
Advantage Oil & Gas, Ltd. (a)	117,131	508,330
Aecon Group, Inc.	40,222	609,246
AG Growth International, Inc. (d)	7,238	304,238
AGF Management, Ltd. - Class B (d)	66,450	830,117
AgJunction, Inc. (a)	12,375	13,281
Ainsworth Lumber Co., Ltd. (a)	57,353	225,147
Air Canada - Class A (a)	15,459	107,838
Akita Drilling, Ltd. - Class A	2,003	29,774
Alacer Gold Corp.	38,050	77,730
Alamos Gold, Inc. (d)	69,532	842,435
Alaris Royalty Corp. (d)	6,854	192,731
Alexco Resource Corp. (a) (d)	29,109	36,720
Algoma Central Corp.	4,410	68,916
Algonquin Power & Utilities Corp. (d)	93,226	644,179
Alliance Grain Traders, Inc.	7,901	122,578
Alterra Power Corp. (a)	168,776	46,871
Altius Minerals Corp. (a) (d)	9,660	111,400
Altus Group, Ltd.	14,488	229,135
Alvopetro Energy, Ltd. (a)	52,442	60,724
Amerigo Resources, Ltd. (a)	44,359	16,704
Amica Mature Lifestyles, Inc.	11,291	85,991
Anderson Energy, Ltd. (a)	46,999	6,416
Andrew Peller, Ltd. - Class A	1,139	14,915
Antrim Energy, Inc. (a)	58,587	3,309
Argonaut Gold, Inc. (a)	37,825	189,437
Arsenal Energy, Inc.	8,955	42,994
Asanko Gold, Inc. (a)	23,027	37,069
Atrium Innovations, Inc. (a) (d)	14,800	338,564
ATS Automation Tooling Systems, Inc. (a)	47,088	602,868
Augusta Resource Corp. (a) (d)	16,090	22,872
AuRico Gold, Inc.	126,230	463,447
AutoCanada, Inc. (d)	10,728	463,458
Avalon Rare Metals, Inc. (a)	28,205	15,400
Avigilon Corp. (a)	419	12,129
Axia NetMedia Corp. (a)	32,333	76,096
B2Gold Corp. (a)	148,473	304,703
Badger Daylighting, Ltd.	6,254	501,910
Ballard Power Systems, Inc. (a) (d)	58,407	88,525
Bankers Petroleum, Ltd. (a) (d)	167,493	689,051
Bauer Performance Sports, Ltd. (a)	12,635	168,546
Bellatrix Exploration, Ltd. (a) (d)	79,980	588,035
Bengal Energy, Ltd. (a)	9,533	5,385
Birchcliff Energy, Ltd. (a) (d)	58,552	400,728
Bird Construction, Inc. (d)	9,212	112,738

See accompanying notes to financial statements.

MSF-7

Metropolitan Series Fund

Met/Dimensional International Small Company Portfolio

Schedule of Investments as of December 31, 2013

Common Stocks—(Continued)

Security Description	Shares	Value

Canada—(Continued)
Black Diamond Group, Ltd. (d)	19,812	$559,529
BlackPearl Resources, Inc. (a) (d)	117,817	251,772
BMTC Group, Inc. - Class A	5,387	67,956
BNK Petroleum, Inc. (a)	16,642	26,633
Bonterra Energy Corp. (d)	6,612	337,058
Boralex, Inc. - Class A (a) (d)	13,002	132,437
Brigus Gold Corp. (a) (d)	90,920	71,897
Brookfield Real Estate Services, Inc.	800	10,054
Brookfield Residential Properties, Inc. (a) (d)	8,385	203,024
Calfrac Well Services, Ltd.	20,244	590,787
Calian Technologies, Ltd.	4,196	79,871
Calvalley Petroleums, Inc. - Class A (a)	19,422	32,911
Canaccord Financial, Inc. (d)	54,653	357,579
Canacol Energy, Ltd. (a)	32,061	215,199
Canada Bread Co., Ltd.	139	9,029
Canada Lithium Corp. (a)	230,227	79,108
Canadian Energy Services & Technology Corp. (d)	23,479	511,023
Canadian Western Bank (d)	28,887	1,051,326
Canam Group, Inc.	22,324	286,025
CanElson Drilling, Inc.	27,317	172,298
Canexus Corp. (d)	42,160	284,176
Canfor Corp. (a)	38,159	957,702
Canfor Pulp Products, Inc. (d)	21,696	209,760
Cangene Corp. (a)	11,169	35,960
CanWel Building Materials Group, Ltd.	28,809	79,464
Canyon Services Group, Inc.	31,600	357,573
Capital Power Corp. (d)	43,408	870,408
Capstone Infrastructure Corp. (d)	49,417	165,615
Capstone Mining Corp. (a)	178,046	502,836
Carpathian Gold, Inc. (a)	84,878	7,191
Cascades, Inc.	46,236	299,462
Cash Store Financial Services, Inc. (The) (a)	3,705	5,755
Cathedral Energy Services, Ltd. (d)	19,242	92,564
CCL Industries, Inc. - Class B	13,368	996,953
Celestica, Inc. (a)	100,007	1,039,397
Centerra Gold, Inc.	19,963	81,186
Cequence Energy, Ltd. (a) (d)	86,636	145,991
Cervus Equipment Corp.	1,370	30,837
Chaparral Gold Corp. (a)	15,698	4,729
China Gold International Resources Corp., Ltd. (a)	88,813	225,743
Chinook Energy, Inc. (a)	15,717	17,163
Churchill Corp. - Class A	11,157	99,150
Cineplex, Inc. (d)	27,567	1,143,424
Clairvest Group, Inc.	200	4,332
Clarke, Inc.	1,730	13,013
Claude Resources, Inc. (a)	78,467	10,342
Clearwater Seafoods, Inc.	1,500	11,607
Cogeco Cable, Inc.	9,471	427,789
Cogeco, Inc.	2,004	92,404
Colabor Group, Inc.	9,830	43,586
COM DEV International, Ltd. (a)	44,065	155,145
Computer Modelling Group, Ltd.	14,460	362,232
Connacher Oil and Gas, Ltd. (a)	280,466	46,205
Contrans Group, Inc. - Class A	15,374	192,202
Copper Mountain Mining Corp. (a) (d)	57,011	90,166
Corby Spirit and Wine, Ltd. (d)	11,141	212,909

Canada—(Continued)
Corridor Resources, Inc. (a)	21,385	25,970
Corus Entertainment, Inc. - B Shares (d)	42,940	1,039,696
Cott Corp.	56,748	456,762
Crew Energy, Inc. (a)	69,029	414,596
Crocotta Energy, Inc. (a)	41,143	115,421
Davis & Henderson Corp. (d)	34,607	970,527
DeeThree Exploration, Ltd. (a)	46,204	416,260
Delphi Energy Corp. (a)	95,850	175,052
Denison Mines Corp. (a)	247,548	300,623
Descartes Systems Group, Inc. (The) (a)	34,536	461,984
DHX Media, Ltd. (d)	35,825	188,863
DirectCash Payments, Inc. (d)	5,874	100,697
Dominion Diamond Corp. (a)	43,482	623,264
Dorel Industries, Inc. - Class B	13,456	512,525
DragonWave, Inc. (a)	18,544	25,662
Duluth Metals, Ltd. (a)	31,662	23,249
Dundee Precious Metals, Inc. (a)	59,580	172,192
Dynasty Metals & Mining, Inc. (a)	8,618	7,221
E-L Financial Corp., Ltd.	151	100,927
Eastern Platinum, Ltd. (a)	420,034	29,656
easyhome, Ltd.	2,000	32,572
Eco Oro Minerals Corp. (a)	16,900	7,637
EcoSynthetix, Inc. (a)	800	2,071
EGI Financial Holdings, Inc.	900	11,641
Enbridge Income Fund Holdings, Inc. (d)	25,948	577,708
Endeavour Mining Corp. (a)	114,590	51,780
Endeavour Silver Corp. (a)	38,900	140,622
Enerflex, Ltd.	10,930	154,342
Energy Fuels, Inc. (a) (d)	4,125	23,649
Enghouse Systems, Ltd.	8,877	274,938
Entree Gold, Inc. (a)	15,350	4,480
Epsilon Energy, Ltd. (a)	27,905	88,792
Equal Energy, Ltd.	10,687	56,944
Equitable Group, Inc.	5,801	277,203
Equity Financial Holdings, Inc. (a)	1,100	12,789
Essential Energy Services Trust (a) (d)	68,226	187,545
Evertz Technologies, Ltd.	14,549	210,651
Excellon Resources, Inc. (a)	21,284	21,840
Exchange Income Corp. (d)	9,565	203,501
Exco Technologies, Ltd.	13,332	105,426
Exeter Resource Corp. (a)	11,335	6,189
EXFO, Inc. (a) (d)	15,843	75,468
Extendicare Inc. (d)	45,167	289,987
Fiera Capital Corp.	1,403	18,742
Firm Capital Mortgage Investment Corp.	2,307	26,496
First Majestic Silver Corp. (a)	40,360	396,286
First National Financial Corp.	5,807	123,547
FirstService Corp. (d)	12,580	541,807
Forsys Metals Corp. (a)	25,356	10,025
Fortress Paper, Ltd. - Class A (a) (d)	7,338	29,152
Fortuna Silver Mines, Inc. (a) (d)	78,401	225,110
Fortune Minerals, Ltd. (a)	11,100	2,821
Gamehost, Inc.	7,859	110,163
Gasfrac Energy Services, Inc. (a)	6,993	11,850
Genesis Land Development Corp. (a)	17,608	56,525
Genivar, Inc. (d)	18,898	561,114
Glacier Media, Inc.	9,600	12,201

See accompanying notes to financial statements.

MSF-8

Metropolitan Series Fund

Met/Dimensional International Small Company Portfolio

Schedule of Investments as of December 31, 2013

Common Stocks—(Continued)

Security Description	Shares	Value

Canada—(Continued)
Glentel, Inc. (d)	7,499	$100,246
GLG Life Tech Corp. (a)	3,198	1,505
Gluskin Sheff + Associates, Inc.	10,833	262,093
GLV, Inc. - Class A (a)	12,735	52,870
GMP Capital, Inc.	40,036	264,582
Golden Star Resources, Ltd. (a) (d)	142,170	66,919
Gran Tierra Energy, Inc. (a)	157,209	1,146,971
Great Canadian Gaming Corp. (a)	32,000	441,026
Great Panther Silver, Ltd. (a)	67,206	48,716
Guyana Goldfields, Inc. (a) (d)	41,155	63,539
Hanfeng Evergreen, Inc. (a)	12,100	4,556
Heroux-Devtek, Inc. (a)	15,800	164,210
High Liner Foods, Inc.	2,800	126,102
HNZ Group, Inc. (d)	5,368	108,699
Home Capital Group, Inc.	13,384	1,019,691
Horizon North Logistics, Inc. (d)	56,814	532,172
HudBay Minerals, Inc.	106,334	874,897
Imax Corp. (a)	20,939	615,837
Imperial Metals Corp. (a)	23,826	358,652
Imris, Inc. (a)	14,626	22,856
Indigo Books & Music, Inc.	1,986	15,593
Innergex Renewable Energy, Inc. (d)	40,252	401,667
International Forest Products, Ltd. - Class A (a)	35,592	450,324
International Tower Hill Mines, Ltd. (a)	21,604	8,440
Intertape Polymer Group, Inc.	30,446	402,125
Ithaca Energy, Inc. (a)	146,116	367,267
Ivanhoe Energy, Inc. (a) (d)	44,568	26,852
Ivernia, Inc. (a)	71,989	9,488
Jaguar Mining, Inc. (a) (d)	44,308	1,668
Just Energy Group, Inc. (d)	71,905	514,453
K-Bro Linen, Inc.	4,038	150,534
Katanga Mining, Ltd. (a)	26,500	11,351
Kelt Exploration, Ltd. (a)	16,500	146,011
Killam Properties, Inc. (d)	31,951	315,224
Kingsway Financial Services, Inc. (a)	8,765	34,243
Kirkland Lake Gold, Inc. (a) (d)	26,382	63,828
Lake Shore Gold Corp. (a)	187,975	85,825
Laramide Resources, Ltd. (a)	6,531	2,490
Laurentian Bank of Canada	21,718	959,293
Le Chateau, Inc. - Class A (a)	2,899	9,170
Legacy Oil + Gas, Inc. (a)	78,837	454,950
Leisureworld Senior Care Corp. (d)	19,276	207,232
Leon’s Furniture, Ltd.	13,469	177,896
Lightstream Resources, Ltd. (d)	108,373	599,890
Linamar Corp.	27,000	1,123,210
Liquor Stores N.A., Ltd.	13,560	179,609
Long Run Exploration, Ltd. (a)	56,849	287,389
Lucara Diamond Corp. (a)	53,900	87,783
Mainstreet Equity Corp. (a)	3,700	127,066
Major Drilling Group International, Inc. (d)	54,870	397,223
Manitoba Telecom Services, Inc. (d)	12,054	336,911
Maple Leaf Foods, Inc. (d)	55,470	876,763
Martinrea International, Inc. (d)	53,037	389,446
Maxim Power Corp. (a)	2,800	8,409
MBAC Fertilizer Corp. (a) (d)	37,132	54,182
McCoy Corp.	6,943	44,642

Canada—(Continued)
McEwen Mining - Minera Andes Andes Acquisition Corp. (a) (d)	29,122	55,653
Mediagrif Interactive Technologies, Inc.	4,916	87,005
Medical Facilities Corp. (d)	9,958	168,177
MEGA Brands, Inc. (a) (d)	8,058	115,380
Mega Uranium, Ltd. (a)	53,800	4,558
Melcor Developments, Ltd.	2,181	41,166
Mercator Minerals, Ltd. (a)	15,910	1,423
MGM Energy Corp. (a)	6,492	978
Migao Corp. (a) (d)	20,785	19,958
Minco Silver Corp. (a)	10,913	7,191
Mood Media Corp. (a)	57,391	44,843
Morneau Shepell, Inc. (d)	27,362	397,197
MTY Food Group, Inc.	1,365	44,050
Mullen Group, Ltd. (d)	49,781	1,330,461
Nautilus Minerals, Inc. (a)	52,914	11,955
Nevada Copper Corp. (a)	10,550	13,408
Nevsun Resources, Ltd. (d)	116,926	388,561
New Flyer Industries, Inc. (d)	9,332	93,034
Newalta Corp. (d)	23,114	379,050
NGEx Resources, Inc. (a)	4,800	6,462
Niko Resources, Ltd. (a) (d)	15,963	38,170
Norbord, Inc. (d)	13,816	440,395
Nordion, Inc. (a)	51,425	436,671
North American Energy Partners, Inc. (a)	14,743	86,050
North American Palladium, Ltd. (a) (d)	108,692	73,672
North West Co., Inc. (The)	23,848	577,875
Northern Dynasty Minerals, Ltd. (a) (d)	27,464	36,196
Northland Power, Inc.	3,214	46,837
NuVista Energy, Ltd. (a)	49,017	329,472
OceanaGold Corp. (a)	150,911	232,990
Orvana Minerals Corp. (a)	35,962	18,281
Paladin Labs, Inc. (a)	4,998	557,414
Parex Resources, Inc. (a)	55,359	342,916
Parkland Fuel Corp. (d)	37,163	646,176
Pason Systems, Inc. (d)	35,716	772,656
Patheon, Inc. (a)	10,068	92,979
Perpetual Energy, Inc. (a)	50,316	52,578
Petaquilla Minerals, Ltd. (a)	51,667	11,917
Petrobank Energy & Resources, Ltd. (a) (d)	52,473	17,289
Phoscan Chemical Corp. (a)	51,767	15,107
PHX Energy Services Corp.	14,550	171,765
Pilot Gold, Inc. (a)	11,266	9,121
Platino Energy Corp. (a)	4,848	2,328
Platinum Group Metals, Ltd. (a) (d)	32,084	38,359
Points International, Ltd. (a)	6,320	160,581
Polymet Mining Corp. (a) (d)	38,355	34,663
Poseidon Concepts Corp. (a)	17,540	54
Premium Brands Holdings Corp.	11,279	240,711
Primero Mining Corp. (a) (d)	54,342	239,417
Pulse Seismic, Inc.	35,720	161,072
Pure Technologies, Ltd. (a)	12,806	80,049
QLT, Inc. (a)	25,500	143,554
Questerre Energy Corp. - Class A (a) (d)	83,569	103,060
Ram Power Corp. (a)	71,058	5,686
Redknee Solutions, Inc. (a) (d)	18,190	109,936
Reitmans Canada, Ltd.	36,366	232,609

See accompanying notes to financial statements.

MSF-9

Metropolitan Series Fund

Met/Dimensional International Small Company Portfolio

Schedule of Investments as of December 31, 2013

Common Stocks—(Continued)

Security Description	Shares	Value

Canada—(Continued)
Richelieu Hardware, Ltd.	6,930	$285,877
Richmont Mines, Inc. (a)	12,038	12,126
Ritchie Bros Auctioneers, Inc. (d)	47,401	1,087,021
RMP Energy, Inc. (a)	72,808	385,202
Rock Energy, Inc. (a)	6,887	22,433
Rocky Mountain Dealerships, Inc.	9,738	117,250
Rogers Sugar, Inc. (d)	52,425	266,012
RONA, Inc.	75,889	943,746
Rubicon Minerals Corp. (a) (d)	49,480	45,649
Russel Metals, Inc. (d)	34,722	1,026,052
Sabina Gold & Silver Corp. (a) (d)	45,006	30,929
San Gold Corp. (a)	84,387	8,739
Sandstorm Gold, Ltd. (a)	21,500	92,902
Sandvine Corp. (a) (d)	90,000	250,788
Santonia Energy, Inc. (a)	62,059	71,859
Savanna Energy Services Corp. (d)	55,506	444,153
Scorpio Mining Corp. (a)	88,421	18,729
Sears Canada, Inc.	4,468	54,680
Secure Energy Services, Inc. (d)	55,376	921,152
SEMAFO, Inc. (d)	123,983	325,641
Serinus Energy, Inc. (a)	1,398	5,238
ShawCor, Ltd.	13,091	523,517
Sherritt International Corp. (d)	184,210	641,635
Shore Gold, Inc. (a)	82,170	10,056
Sierra Wireless, Inc. (a) (d)	19,913	481,566
Silver Standard Resources, Inc. (a)	37,551	260,533
Sonde Resources Corp. (a)	18,161	12,481
Southern Pacific Resource Corp. (a)	198,574	34,583
SouthGobi Resources, Ltd. (a)	65,809	52,040
Sprott Resource Corp. (d)	60,105	131,272
Sprott, Inc.	56,427	139,175
Spyglass Resources Corp. (d)	50,541	86,594
St Andrew Goldfields, Ltd. (a)	87,850	23,157
Stantec, Inc. (d)	20,624	1,278,697
Stella-Jones, Inc.	14,032	359,964
Stornoway Diamond Corp. (a) (d)	33,687	24,736
Strad Energy Services, Ltd.	10,641	37,565
Strateco Resources, Inc. (a)	26,150	1,600
Student Transportation, Inc. (d)	33,613	208,212
Sulliden Gold Corp., Ltd. (a)	68,700	46,565
SunOpta, Inc. (a)	35,292	352,837
Superior Plus Corp. (d)	67,466	784,378
Surge Energy, Inc. (d)	52,044	330,710
TAG Oil, Ltd. (a) (d)	22,471	69,597
Taseko Mines, Ltd. (a)	131,286	279,319
Tekmira Pharmaceuticals Corp. (a)	1,900	15,114
Tembec, Inc. (a) (d)	50,711	138,444
Teranga Gold Corp. (a) (d)	91,593	45,614
Tethys Petroleum, Ltd. (a)	99,200	42,024
Thompson Creek Metals Co., Inc. (a) (d)	119,418	260,814
Timminco, Ltd. (a) (c)	16,700	35
Timmins Gold Corp. (a)	87,398	92,972
TORC Oil & Gas, Ltd.	7,367	73,237
Toromont Industries, Ltd.	28,436	713,410
Torstar Corp. - Class B	37,353	205,710
Total Energy Services, Inc. (d)	18,098	351,312
Transcontinental, Inc. - Class A (d)	37,360	514,195

Canada—(Continued)
TransForce, Inc. (d)	40,293	958,156
TransGlobe Energy Corp. (a)	36,372	304,056
Transition Therapeutics, Inc. (a)	800	4,541
Trican Well Service, Ltd. (d)	88,161	1,077,270
Trinidad Drilling, Ltd.	72,358	670,959
TSO3, Inc. (a)	17,113	11,438
Twin Butte Energy, Ltd.	153,792	327,202
Uex Corp. (a)	89,800	33,392
Uni-Select, Inc.	8,978	242,822
Ur-Energy, Inc. (a)	19,846	26,904
Valener, Inc.	7,586	108,764
Vecima Networks, Inc.	2,500	12,121
Veresen, Inc. (d)	19,607	263,396
Veris Gold Corp. (a)	18,003	5,339
Vicwest, Inc.	10,300	127,023
Virginia Mines, Inc. (a) (d)	8,108	87,396
Wajax Corp. (d)	11,027	378,691
WaterFurnace Renewable Energy, Inc.	4,069	91,895
Wesdome Gold Mines, Ltd. (a)	38,107	20,807
West Fraser Timber Co., Ltd.	2,983	290,928
Western Energy Services Corp. (d)	13,520	94,185
Western Forest Products, Inc. (d)	100,600	181,833
Westshore Terminals Investment Corp.	2,200	71,680
Whistler Blackcomb Holdings, Inc.	9,267	145,079
Whitecap Resources, Inc. (d)	72,761	865,803
Wi-Lan, Inc. (d)	82,419	275,441
Winpak, Ltd.	6,902	145,934
Xtreme Drilling and Coil Services Corp. (a)	11,600	39,531
Zargon Oil & Gas, Ltd. (d)	13,621	108,096
ZCL Composites, Inc. (d)	11,681	79,724
Zenith Epigenetics Corp. (a) (c)	12,830	5,194

		83,725,221

China—0.0%
China WindPower Group, Ltd. (a)	560,000	45,071

Denmark—1.9%
ALK-Abello A/S	3,402	385,570
Alm Brand A/S (a)	47,930	213,087
Ambu A/S	2,661	145,206
Auriga Industries (a)	9,580	328,388
Bakkafrost P/F	8,908	140,074
Bang & Olufsen A/S (a) (d)	17,941	151,590
Bavarian Nordic A/S (a)	14,671	240,817
BoConcept Holding A/S - Class B (a)	228	4,101
Brodrene Hartmann A/S	52	1,597
D/S Norden A/S	13,959	735,732
DFDS A/S	2,274	183,824
East Asiatic Co., Ltd. A/S (a)	6,828	100,232
Genmab A/S (a)	21,485	844,420
GN Store Nord A/S	144,283	3,556,309
Greentech Energy Systems A/S (a)	1,142	2,464
Gronlandsbanken AB	17	2,074
Harboes Bryggeri A/S - Class B	1,454	23,063
IC Companys A/S	5,141	148,760
Jeudan A/S	201	23,004

See accompanying notes to financial statements.

MSF-10

Metropolitan Series Fund

Met/Dimensional International Small Company Portfolio

Schedule of Investments as of December 31, 2013

Common Stocks—(Continued)

Security Description	Shares	Value

Denmark—(Continued)
Jyske Bank A/S (a)	28,997	$1,565,592
NKT Holding A/S	13,143	649,655
Nordjyske Bank A/S	185	3,718
Parken Sport & Entertainment A/S (a)	2,351	33,318
PER Aarsleff A/S - Class B	962	156,157
Ringkjoebing Landbobank A/S	2,249	455,896
Rockwool International A/S - B Shares	3,675	650,726
Royal UNIBREW A/S	4,703	638,636
Schouw & Co.	8,773	359,855
SimCorp A/S	22,290	880,321
Solar A/S - B Shares	3,176	197,677
Spar Nord Bank A/S (a)	32,428	295,020
Sydbank A/S (a)	44,611	1,187,738
TK Development A/S (a)	41,237	48,737
Topdanmark A/S (a)	69,020	1,820,792
TopoTarget A/S (a)	49,340	27,128
Torm A/S (a)	9,596	2,401
United International Enterprises	1,276	263,458
Vestas Wind Systems A/S (a)	91,348	2,737,295
Vestjysk Bank A/S (a)	3,300	5,476
Zealand Pharma A/S (a) (d)	4,907	53,415

		19,263,323

Finland—2.5%
Afarak Group Oyj (a)	95,130	41,848
Ahlstrom Oyj (d)	11,406	130,242
Aktia Bank Oyj	3,139	35,074
Alma Media Oyj	32,099	132,096
Amer Sports Oyj	63,555	1,326,759
Apetit Oyj	1,205	32,336
Aspo Oyj	11,042	91,717
Atria plc	5,250	55,829
BasWare Oyj	3,525	121,475
Biotie Therapies Oyj (a)	118,993	45,835
Cargotec Oyj - B Shares (d)	19,031	709,711
Caverion Corp. (a)	58,474	719,356
Citycon Oyj	163,905	578,211
Comptel Oyj (a)	30,187	19,937
Cramo Oyj	9,503	201,324
Elektrobit Oyj	43,163	159,573
Elisa Oyj (d)	64,534	1,711,447
F-Secure Oyj	54,590	140,475
Finnair Oyj	47,520	181,028
Finnlines Oyj (a)	9,624	99,261
Fiskars Oyj Abp	21,766	585,842
HKScan Oyj - A Shares	13,925	72,167
Huhtamaki Oyj	51,530	1,324,333
Ilkka-Yhtyma Oyj	2,976	11,834
Kemira Oyj (d)	57,407	962,683
Kesko Oyj - A Shares	139	5,128
Kesko Oyj - B Shares (d)	35,959	1,326,308
Konecranes Oyj (d)	26,787	953,868
Lassila & Tikanoja Oyj	17,709	372,074
Lemminkainen Oyj	4,314	90,104
Metsa Board Oyj (d)	135,387	587,028
Munksjo Oyj (a) (d)	5,874	43,553

Finland—(Continued)
Neste Oil Oyj (d)	76,825	1,527,855
Okmetic Oyj	6,360	42,309
Olvi Oyj - A Shares	8,023	316,259
Oriola-KD Oyj - B Shares	67,230	235,948
Orion Oyj - Class A	19,816	556,244
Orion Oyj - Class B (d)	43,350	1,220,493
Outokumpu Oyj (a) (d)	511,386	289,000
Outotec Oyj (d)	95,223	1,000,711
PKC Group Oyj	12,102	404,131
Ponsse Oy	3,208	43,332
Poyry Oyj (a)	21,383	119,903
Raisio plc - V Shares	73,120	440,233
Ramirent Oyj	63,927	806,240
Rapala VMC Oyj	8,902	63,679
Rautaruukki Oyj (d)	58,187	541,272
Saga Furs Oyj	836	37,215
Sanoma Oyj (d)	49,815	438,387
Sievi Capital plc (a)	10,528	15,973
SRV Group plc	30	167
Stockmann Oyj Abp - B Shares (d)	16,769	254,665
Talvivaara Mining Co. plc (a)	286,881	30,249
Technopolis plc (d)	45,493	272,409
Teleste Oyj	772	4,514
Tieto Oyj	35,284	798,228
Tikkurila Oyj	22,439	614,526
Uponor Oyj (d)	31,280	611,910
Vacon plc (d)	5,175	416,533
Vaisala Oyj - A Shares	4,116	131,541
YIT Oyj (d)	63,300	886,658

		24,989,040

France—4.7%
ABC Arbitrage	4,710	30,588
Air France-KLM (a) (d)	88,070	923,835
Akka Technologies S.A.	930	29,897
ALBIOMA	12,430	288,635
Alcatel-Lucent (a)	1,443,534	6,475,769
Altamir Amboise	14,407	204,630
Alten S.A.	14,440	656,564
Altran Technologies S.A. (a)	70,704	620,745
April	10,645	215,015
Archos (a)	5,288	25,579
Assystem	8,352	231,232
Atari S.A. (a) (b) (c)	11,742	0
Audika Groupe (a)	2,159	31,702
Aurea S.A.	1,221	7,006
Axway Software S.A.	2,927	87,989
Beneteau S.A. (a) (d)	24,266	453,098
Bigben Interactive (a)	2,504	28,595
BioMerieux (d)	428	44,914
Boiron S.A.	3,511	247,627
Bonduelle S.C.A.	10,633	281,769
Bongrain S.A.	3,472	268,884
Bourbon S.A. (d)	28,193	776,542
Boursorama (a)	10,971	123,012
Bull (a) (d)	40,990	174,059

See accompanying notes to financial statements.

MSF-11

Metropolitan Series Fund

Met/Dimensional International Small Company Portfolio

Schedule of Investments as of December 31, 2013

Common Stocks—(Continued)

Security Description	Shares	Value

France—(Continued)
Burelle S.A.	184	$143,440
Cegedim S.A. (a)	2,929	92,433
Cegid Group	3,132	110,897
Cie des Alpes	3,241	71,326
Ciments Francais S.A.	2,486	189,274
Club Mediterranee S.A. (a)	18,244	436,654
Derichebourg S.A. (a)	62,135	207,428
Devoteam S.A.	4,902	89,037
DNXCorp.	277	6,611
Eiffage S.A.	13,644	786,549
Electricite de Strasbourg	88	12,262
Eramet	935	90,459
Esso S.A. Francaise	1,261	71,121
Etablissements Maurel et Prom	48,019	803,058
Euler Hermes S.A.	4,329	596,223
Euro Disney SCA (a)	11,454	66,193
Eurofins Scientific (d)	2,648	717,101
Exel Industries - A Shares	618	46,391
Faiveley Transport S.A.	4,347	313,969
Faurecia (a) (d)	31,389	1,198,310
Fimalac	3,854	245,984
Fleury Michon S.A.	141	10,082
GameLoft SE (a) (d)	28,377	320,203
GEA	400	42,678
GECI International (a) (b) (c)	9,793	0
GL Events	6,578	158,017
Groupe Crit	1,538	65,641
Groupe Flo	5,857	24,172
Groupe Steria SCA (d)	17,694	348,829
Guerbet	663	99,031
Haulotte Group S.A. (a)	9,947	149,880
Havas S.A.	149,144	1,228,090
Hi-Media S.A. (a)	20,464	52,640
Ingenico (d)	9,890	792,913
Interparfums S.A.	4,774	206,074
Ipsen S.A.	8,509	402,584
IPSOS	21,840	935,351
Jacquet Metal Service	9,036	162,201
Korian S.A.	2,822	80,032
L.D.C. S.A.	10	1,536
Lagardere SCA	7,753	288,245
Lanson-BCC	14	645
Laurent-Perrier	1,493	132,463
Lectra	9,479	108,327
LISI	2,482	368,643
Maisons France Confort	1,754	69,181
Manitou BF S.A.	5,576	105,888
Manutan International	589	37,152
Medica S.A.	24,420	637,940
Mersen	11,165	387,014
METabolic EXplorer S.A. (a)	2,657	12,227
Metropole Television S.A.	30,423	698,261
Montupet	4,620	204,420
Mr. Bricolage (a)	601	8,252
Naturex	2,702	216,890
Neopost S.A. (d)	19,254	1,486,044
Nexans S.A.	15,968	811,372
Nexity S.A.	16,880	637,645

France—(Continued)
NextRadioTV	2,643	77,178
NicOx S.A. (a) (d)	6,186	20,462
Norbert Dentressangle S.A.	2,772	357,357
NRJ Group (a)	13,425	130,231
Orco Property Group (a)	4,469	10,298
Orpea	16,527	961,775
Parrot S.A. (a)	4,759	129,629
Peugeot S.A. (a) (d)	149,258	1,945,740
Pierre & Vacances S.A. (a)	3,103	131,569
Plastic Omnium S.A.	38,571	1,079,737
Rallye S.A.	13,808	580,941
Recylex S.A. (a)	8,543	43,775
Robertet S.A.	14	3,464
Rubis SCA	20,204	1,281,483
S.A. des Ciments Vicat (d)	6,569	488,523
Saft Groupe S.A.	20,232	695,911
Samse S.A.	107	11,776
Sartorius Stedim Biotech	1,387	232,537
SEB S.A.	4,929	446,453
Seche Environnement S.A.	1,555	60,085
Sequana S.A. (a) (d)	5,112	40,090
Soc Mar Tunnel Prado Car	293	11,773
Societe d’Edition de Canal Plus	35,730	304,887
Societe des Bains de Mer et du Cercle des Etrangers a Monaco	16	880
Societe Internationale de Plantations d’Heveas S.A.	853	59,957
Societe Television Francaise 1	71,332	1,378,604
SOITEC (a) (d)	113,224	222,621
Solocal Group (a) (d)	80,591	122,171
Somfy S.A.	183	46,569
Sopra Group S.A.	2,515	254,361
Spir Communication S.A. (a)	848	15,472
Ste Industrielle d’Aviation Latecoere S.A. (a)	4,144	76,224
STEF S.A.	1,857	136,345
Store Electronic (a)	715	14,717
Sword Group	3,919	83,568
Synergie S.A.	5,633	113,096
Technicolor S.A. (a)	37,128	196,832
Teleperformance	32,917	2,010,981
Tessi S.A.	895	111,507
TFF Group	308	26,844
Theolia S.A. (a)	38,488	63,498
Thermador Groupe	1,082	101,204
Total Gabon	421	270,001
Touax S.A.	1,668	43,462
Trigano S.A. (a)	5,078	110,704
UBISOFT Entertainment (a)	63,478	900,060
Union Financiere de France BQE S.A.	2,306	55,431
Valneva SE (a) (d)	10,872	62,275
Vetoquinol S.A.	469	19,810
Viel et Co.	3,978	12,310
Vilmorin & Cie S.A. (d)	2,888	386,269
Virbac S.A.	1,982	423,773
VM Materiaux S.A. (a)	235	8,049
Vranken-Pommery Monopole S.A.	1,317	44,584

		46,230,822

See accompanying notes to financial statements.

MSF-12

Metropolitan Series Fund

Met/Dimensional International Small Company Portfolio

Schedule of Investments as of December 31, 2013

Common Stocks—(Continued)

Security Description	Shares	Value

Germany—5.3%
Aareal Bank AG (a)	32,420	$1,287,622
Adler Modemaerkte AG	4,862	66,899
ADVA Optical Networking SE (a)	20,269	104,291
Air Berlin plc (a) (d)	23,494	53,520
Aixtron SE (a) (d)	47,389	687,109
Allgeier SE	2,942	63,325
Amadeus Fire AG	2,610	196,402
Analytik Jena AG	501	9,303
AS Creation Tapeten (a)	800	39,768
Aurubis AG	20,108	1,227,797
Balda AG (a) (d)	19,993	134,083
Bauer AG	6,926	180,817
BayWa AG	7,596	396,601
Bechtle AG	9,570	651,998
Bertrandt AG	2,980	455,136
Bijou Brigitte AG	2,105	213,424
Biotest AG	1,823	196,178
Borussia Dortmund GmbH & Co. KGaA	36,335	182,032
CANCOM SE (d)	7,824	331,578
Carl Zeiss Meditec AG	9,499	316,824
Celesio AG (d)	49,773	1,575,009
CENIT AG	5,981	85,630
CENTROTEC Sustainable AG	5,202	133,116
Cewe Color Holding AG	3,145	184,978
Colonia Real Estate AG (a)	5,281	32,696
Comdirect Bank AG	18,315	209,434
CompuGroup Medical AG	13,628	346,900
Constantin Medien AG (a)	23,577	54,754
CropEnergies AG	13,948	114,992
CTS Eventim AG	9,997	506,387
DAB Bank AG	12,773	65,365
Data Modul AG	138	3,185
Delticom AG	2,140	94,328
Deutsche Beteiligungs AG	2,815	80,489
Deutsche Wohnen AG	153,589	2,928,906
Deutz AG (a)	62,092	554,241
Dialog Semiconductor plc (a) (d)	27,192	585,113
Dr. Hoenle AG	2,084	34,602
Draegerwerk AG & Co. KGaA	1,630	173,247
Drillisch AG	30,810	892,337
Duerr AG	11,256	1,003,831
Eckert & Ziegler AG	2,469	97,344
Elmos Semiconductor AG	7,336	108,561
ElringKlinger AG (d)	16,988	691,408
Euromicron AG	3,803	75,083
Evotec AG (a) (d)	59,728	301,148
First Sensor AG (a)	3,155	35,932
Francotyp-Postalia Holding AG (a)	3,300	18,979
Freenet AG (a)	56,906	1,719,064
GAGFAH S.A. (a)	36,892	543,388
Gerresheimer AG	16,223	1,135,203
Gerry Weber International AG (d)	9,842	418,699
Gesco AG	2,077	200,435
GFK SE	8,794	487,330
GFT Technologies AG	9,142	81,606
Gildemeister AG (d)	39,050	1,246,411
Grammer AG	7,596	363,326

Germany—(Continued)
Grenkeleasing AG	2,371	221,799
H&R AG (a)	7,029	84,171
Hamburger Hafen und Logistik AG (d)	8,767	215,090
Hansa Group AG (a)	5,987	11,328
Hawesko Holding AG	1,663	87,611
Heidelberger Druckmaschinen AG (a) (d)	153,682	544,587
Homag Group AG	2,798	73,617
Indus Holding AG	13,812	554,814
Init Innovation In Traffic Systems AG	2,361	75,677
Intershop Communications AG (a)	7,747	15,840
Isra Vision AG	2,083	115,594
Jenoptik AG	28,871	494,597
Joyou AG (a)	688	12,066
Kloeckner & Co. SE (a) (d)	68,249	936,872
Koenig & Bauer AG	6,051	107,366
Kontron AG	32,374	232,200
Krones AG	6,921	594,531
KSB AG	111	73,325
KUKA AG (d)	14,184	666,634
KWS Saat AG	1,120	385,659
Leifheit AG	945	40,274
Leoni AG	22,210	1,660,286
LPKF Laser & Electronics AG	12,759	327,014
Manz AG (a)	1,272	108,680
MasterFlex SE (a)	280	2,696
Medigene AG (a)	3,423	16,301
MLP AG	33,383	239,343
Mobotix AG	2,035	40,960
Morphosys AG (a)	10,279	791,194
Muehlbauer Holding AG & Co. KGaA	1,575	42,461
MVV Energie AG (d)	6,393	196,507
Nemetschek AG	3,207	223,566
Nexus AG	2,080	31,328
Nordex SE (a)	38,948	514,690
NORMA Group	17,872	887,448
OHB AG	3,264	78,893
Patrizia Immobilien AG (a)	23,153	244,915
Pfeiffer Vacuum Technology AG	5,733	781,228
PNE Wind AG (d)	33,344	128,285
Progress-Werk Oberkirch AG	822	49,637
PSI AG Gesellschaft Fuer Produkte und Systeme der Informationstechnologie	2,118	39,581
Pulsion Medical Systems SE (d)	464	10,783
PVA TePla AG	3,358	11,750
QSC AG	59,062	352,151
R Stahl AG (d)	1,594	82,353
Rational AG	941	313,742
Rheinmetall AG	24,744	1,526,852
Rhoen Klinikum AG	61,526	1,811,273
RIB Software AG	1,026	10,165
SAF-Holland S.A. (a)	31,896	474,159
Salzgitter AG (d)	23,207	989,880
Schaltbau Holding AG	2,601	164,913
SGL Carbon SE (d)	28,680	1,135,623
SHW AG	1,051	67,177
Singulus Technologies AG (a) (d)	35,179	102,130
Sixt SE	9,652	310,987
SKW Stahl-Metallurgie Holding AG	3,578	61,324

See accompanying notes to financial statements.

MSF-13

Metropolitan Series Fund

Met/Dimensional International Small Company Portfolio

Schedule of Investments as of December 31, 2013

Common Stocks—(Continued)

Security Description	Shares	Value

Germany—(Continued)
SMA Solar Technology AG	3,340	$105,548
SMT Scharf AG	2,145	57,669
Softing AG	528	10,489
Software AG (d)	21,874	766,039
Solarworld AG (a) (d)	52,337	33,136
Stada Arzneimittel AG	33,026	1,636,205
Stroeer Media AG (a)	12,029	213,543
Surteco SE	140	4,443
Suss Microtec AG (a)	12,728	113,406
Symrise AG	17,337	799,110
TAG Immobilien AG (d)	77,264	937,245
Takkt AG	12,691	235,551
Technotrans	2,013	21,351
Telegate AG	2,507	21,709
Tipp24 SE (a)	3,214	214,953
Tom Tailor Holding AG (a)	11,440	259,731
Tomorrow Focus AG	8,355	49,955
TUI AG (a) (d)	85,669	1,411,771
Vossloh AG	4,207	420,293
VTG AG	6,281	129,528
Wacker Neuson SE	14,840	234,927
Washtec AG	3,397	49,996
Wincor Nixdorf AG	16,507	1,151,912
XING AG	1,747	178,833

		52,409,434

Greece—0.1%
Bank of Cyprus plc (a) (c)	596,049	168,097
Bank of Greece	4,148	85,491
Hellenic Petroleum S.A.	16,711	174,365
Marfin Investment Group Holdings S.A. (a)	382,614	201,287
Proton Bank S.A. (a) (c)	14,856	3,679
Titan Cement Co. S.A. (a)	6,285	171,302
TT Hellenic Postbank S.A. (a) (b) (c)	71,180	0

		804,221

Hong Kong—2.8%
Alco Holdings, Ltd.	136,000	23,976
Allan International Holdings	70,000	20,582
Allied Group, Ltd.	22,000	87,668
Allied Properties HK, Ltd.	1,774,024	309,484
Anxian Yuan China Holdings, Ltd. (a)	420,000	13,037
Apac Resources, Ltd. (a)	2,300,000	43,609
APT Satellite Holdings, Ltd.	158,000	188,298
Arts Optical International Holdings, Ltd.	16,000	3,611
Asia Financial Holdings, Ltd.	300,000	122,255
Asia Satellite Telecommunications Holdings, Ltd.	66,000	247,364
Asia Standard International Group, Ltd.	370,000	91,150
Associated International Hotels, Ltd.	14,000	39,359
Aupu Group Holding Co., Ltd.	246,000	28,868
Bel Global Resources Holdings, Ltd. (a) (b) (c)	520,000	0
Birmingham International Holdings, Ltd. (a) (b) (c)	1,110,000	0
Bonjour Holdings, Ltd.	810,000	176,825
Bossini International Holdings	438,000	33,444
Brightoil Petroleum Holdings, Ltd. (a) (d)	1,156,000	320,689

Hong Kong—(Continued)
Brockman Mining, Ltd. (a) (d)	2,516,770	168,648
Burwill Holdings, Ltd. (a)	1,294,000	88,815
Cafe de Coral Holdings, Ltd.	144,000	464,761
Century City International Holdings, Ltd.	616,000	47,686
Champion Technology Holdings, Ltd.	2,394,274	44,138
Chen Hsong Holdings	150,000	46,853
Cheuk Nang Holdings, Ltd.	85,823	78,153
Chevalier International Holdings, Ltd.	70,000	122,299
China Billion Resources, Ltd. (a) (b) (c)	476,000	0
China Daye Non-Ferrous Metals Mining, Ltd. (a) (d)	2,682,000	69,133
China Electronics Corp. Holdings Co., Ltd.	352,000	63,196
China Energy Development Holdings, Ltd. (a)	3,046,000	30,651
China Environmental Investment Holdings, Ltd. (a)	1,215,000	33,952
China Financial Services Holdings, Ltd.	288,000	22,652
China Flavors & Fragrances Co., Ltd. (a)	70,147	9,679
China Infrastructure Investment, Ltd. (a)	626,000	14,140
China Metal International Holdings, Inc.	300,000	107,943
China Nuclear Industry 23 International Corp., Ltd. (a)	106,000	16,834
China Renji Medical Group, Ltd. (a)	2,356,000	11,229
China Solar Energy Holdings, Ltd. (a) (b) (c)	162,000	3,761
China Strategic Holdings, Ltd. (a)	770,000	13,901
China Ting Group Holdings, Ltd.	318,550	24,290
China-Hongkong Photo Products Holdings, Ltd.	284,000	22,737
Chinney Investment, Ltd.	8,000	1,238
Chong Hing Bank, Ltd. (d)	76,000	340,280
Chow Sang Sang Holdings International, Ltd. (d)	155,000	441,959
Chu Kong Shipping Enterprise Group Co., Ltd.	252,000	67,898
Chuang’s China Investments, Ltd.	341,000	22,920
Chuang’s Consortium International, Ltd.	546,357	74,045
CITIC Telecom International Holdings, Ltd.	716,000	231,001
CK Life Sciences International Holdings, Inc.	1,874,000	174,052
CNT Group, Ltd.	246,000	10,786
Cosmos Machinery Enterprises, Ltd. (a)	126,000	9,254
CP Lotus Corp. (a)	1,750,000	45,627
Cross-Harbour Holdings, Ltd. (The)	119,000	97,317
CSI Properties, Ltd.	3,554,023	151,242
CST Mining Group, Ltd. (a)	8,984,000	77,610
Culture Landmark Investment, Ltd. (a)	86,400	6,288
Culturecom Holdings, Ltd. (a) (d)	215,000	33,024
Dah Sing Banking Group, Ltd.	195,600	343,674
Dah Sing Financial Holdings, Ltd.	82,000	471,832
Dan Form Holdings Co., Ltd.	568,000	62,284
Dickson Concepts International, Ltd.	131,000	79,756
Dingyi Group Investment, Ltd. (a) (b) (c)	455,000	33,446
Dorsett Hospitality International, Ltd.	415,000	86,874
Eagle Nice International Holdings, Ltd.	120,000	20,012
EcoGreen Fine Chemicals Group, Ltd.	90,000	19,164
Emperor Capital Group, Ltd.	84,000	4,282
Emperor Entertainment Hotel, Ltd.	325,000	168,116
Emperor International Holdings	691,250	187,551
Emperor Watch & Jewellery, Ltd. (d)	2,380,000	181,701
ENM Holdings, Ltd. (a)	556,000	37,379
EPI Holdings, Ltd. (a)	1,842,000	49,033

See accompanying notes to financial statements.

MSF-14

Metropolitan Series Fund

Met/Dimensional International Small Company Portfolio

Schedule of Investments as of December 31, 2013

Common Stocks—(Continued)

Security Description	Shares	Value

Hong Kong—(Continued)
Esprit Holdings, Ltd. (a) (d)	1,156,450	$2,240,318
eSun Holdings, Ltd. (a)	400,000	50,043
Fairwood Holdings, Ltd.	48,500	99,381
Far East Consortium International, Ltd.	711,010	267,933
Fountain SET Holdings, Ltd. (a)	422,000	61,141
Fujikon Industrial Holdings, Ltd.	100,000	26,449
G-Resources Group, Ltd. (a)	14,821,800	359,358
Genting Hong Kong, Ltd. (a)	101,229	40,651
Get Nice Holdings, Ltd.	2,326,000	105,266
Giordano International, Ltd. (d)	798,000	713,801
Glorious Sun Enterprises, Ltd.	262,000	61,854
Gold Peak Industries Holding, Ltd.	277,714	29,072
Golden Resources Development International, Ltd.	370,000	20,306
Goldin Financial Holdings, Ltd. (a)	200,000	80,023
Goldin Properties Holdings, Ltd. (a)	286,000	120,994
Good Fellow Resources Holdings, Ltd. (a)	120,000	4,824
Guangnan Holdings, Ltd.	264,000	33,367
Guotai Junan International Holdings, Ltd.	288,000	146,913
Haitong International Securities Group, Ltd. (d)	242,365	124,368
Hao Tian Development Group, Ltd. (a)	1,140,000	47,066
Harbour Centre Development, Ltd.	88,000	158,664
HKR International, Ltd.	449,600	211,939
Hon Kwok Land Investment Co., Ltd.	140,000	48,789
Hong Kong Aircraft Engineering Co., Ltd. (d)	5,200	69,108
Hong Kong Ferry Holdings Co., Ltd.	10,000	10,475
Hong Kong Television Network, Ltd.	270,000	123,281
Hongkong Chinese, Ltd.	920,000	218,827
Hsin Chong Construction Group, Ltd.	348,000	54,076
Hung Hing Printing Group, Ltd.	252,000	37,423
Hutchison Telecommunications Hong Kong Holdings, Ltd. (d)	860,000	325,343
Hybrid Kinetic Group, Ltd. (a)	1,740,000	27,082
Imagi International Holdings, Ltd. (a)	4,131,000	48,124
International Standard Resources Holdings, Ltd. (a)	935,000	15,035
IPE Group, Ltd.	285,000	20,633
IRC, Ltd. (a)	600,000	61,322
IT, Ltd.	330,000	85,174
ITC Properties Group, Ltd.	81,000	30,950
Jinhui Holdings, Ltd. (a)	70,000	18,887
Johnson Electric Holdings, Ltd.	488,500	474,017
K Wah International Holdings, Ltd.	820,967	498,576
Kam Hing International Holdings, Ltd.	196,000	15,934
Kantone Holdings, Ltd.	930,000	11,170
Keck Seng Investments	94,000	58,877
King Stone Energy Group, Ltd. (a)	792,000	32,652
Kingmaker Footwear Holdings, Ltd.	102,000	20,175
Kingston Financial Group, Ltd.	2,171,000	210,303
Ko Yo Chemical Group, Ltd. (a)	2,680,000	31,811
Kowloon Development Co., Ltd.	173,000	213,449
Lai Sun Development (a)	7,569,666	205,554
Lai Sun Garment International, Ltd. (a)	430,000	67,289
Lam Soon Hong Kong, Ltd.	15,000	12,864
Landsea Green Properties Co., Ltd. (a)	120,000	11,325
Lee’s Pharmaceutical Holdings, Ltd.	110,000	104,482
Lerado Group Holdings Co., Ltd.	202,000	29,950

Hong Kong—(Continued)
Lifestyle International Holdings, Ltd.	30,500	56,517
Lippo China Resources, Ltd.	2,106,000	98,989
Lippo, Ltd.	122,000	66,826
Liu Chong Hing Investment, Ltd.	90,000	172,631
Luen Thai Holdings, Ltd.	156,000	54,798
Luk Fook Holdings International, Ltd.	166,000	637,089
Luks Group Vietnam Holdings Co., Ltd.	68,000	20,200
Lung Kee Bermuda Holdings	116,000	41,561
Magnificent Estates	1,560,000	73,509
Man Wah Holdings, Ltd.	216,800	339,977
Man Yue Technology Holdings, Ltd.	88,000	10,437
Matrix Holdings, Ltd. (c)	36,000	8,357
Mei Ah Entertainment Group, Ltd. (a)	800,000	13,119
Midland Holdings, Ltd.	460,000	222,239
Ming Fai International Holdings, Ltd.	145,000	15,909
Ming Fung Jewellery Group, Ltd. (a)	1,440,000	29,751
Miramar Hotel & Investment	4,000	5,116
Mongolia Energy Corp., Ltd. (a)	1,688,000	53,174
Mongolian Mining Corp. (a) (d)	941,500	125,236
National Electronic Holdings, Ltd.	166,000	19,473
Natural Beauty Bio-Technology, Ltd.	290,000	16,485
Neo-Neon Holdings, Ltd. (a)	420,500	95,411
Neptune Group, Ltd. (a)	1,060,000	46,598
New Century Group Hong Kong, Ltd.	912,000	18,241
New Times Energy Corp., Ltd. (a)	204,200	16,338
Newocean Energy Holdings, Ltd. (d)	616,000	503,591
Next Media, Ltd. (a)	414,000	53,456
Norstar Founders Group, Ltd. (a) (b) (c)	24,000	0
North Asia Resources Holdings, Ltd. (a)	335,000	7,886
Orange Sky Golden Harvest Entertainment Holdings, Ltd. (a)	555,882	34,380
Orient Overseas International, Ltd.	2,500	12,588
Oriental Watch Holdings	271,600	71,894
Pacific Andes International Holdings, Ltd.	1,213,323	48,619
Pacific Basin Shipping, Ltd.	1,010,000	725,765
Pacific Textile Holdings, Ltd.	270,000	412,902
Paliburg Holdings, Ltd.	362,000	117,750
Pan Asia Environmental Protection Group, Ltd. (a)	38,000	8,388
PCCW, Ltd.	521,000	233,216
Pearl Oriental Oil, Ltd. (a)	1,170,000	39,347
Pico Far East Holdings, Ltd.	468,000	163,574
Ping Shan Tea Group, Ltd. (a)	460,000	12,801
Playmates Holdings, Ltd.	64,000	85,239
PNG Resources Holdings, Ltd.	1,944,000	21,375
Polytec Asset Holdings, Ltd.	965,000	123,271
Public Financial Holdings, Ltd.	166,000	85,648
PYI Corp., Ltd.	2,714,366	64,486
Regal Hotels International Holdings, Ltd.	454,000	283,238
Richfield Group Holdings, Ltd. (a)	944,000	29,218
Rising Development Holdings, Ltd. (a)	272,000	24,765
Rivera Holdings, Ltd.	20,000	802
SA SA International Holdings, Ltd.	548,000	643,586
Sandmartin International Holdings, Ltd. (a)	104,000	5,968
SEA Holdings, Ltd.	94,000	52,490
Shenyin Wanguo HK, Ltd.	155,000	59,354
Shougang Concord Technology Holdings (a)	634,000	40,587

See accompanying notes to financial statements.

MSF-15

Metropolitan Series Fund

Met/Dimensional International Small Company Portfolio

Schedule of Investments as of December 31, 2013

Common Stocks—(Continued)

Security Description	Shares	Value

Hong Kong—(Continued)
Shun Tak Holdings, Ltd.	979,500	$578,934
Silver base Group Holdings, Ltd. (a) (d)	422,000	61,064
Sing Tao News Corp., Ltd.	276,000	40,216
Singamas Container Holdings, Ltd. (d)	942,000	221,636
Sinocop Resources Holdings, Ltd. (a)	70,000	5,409
SIS International Holdings	16,000	6,190
Sitoy Group Holdings, Ltd.	110,000	63,300
SmarTone Telecommunications Holdings, Ltd. (d)	206,500	234,788
SOCAM Development, Ltd.	179,876	208,425
Solomon Systech International, Ltd. (a)	920,000	42,838
Soundwill Holdings, Ltd.	50,000	94,871
South China China, Ltd. (a)	496,000	46,054
Stella International Holdings, Ltd.	60,000	152,999
Stelux Holdings International, Ltd.	260,500	91,251
Success Universe Group, Ltd. (a)	240,000	14,574
Sun Hing Vision Group Holdings, Ltd.	42,000	13,053
Sun Hung Kai & Co., Ltd.	400,440	223,474
Superb Summit International Group, Ltd. (a)	2,630,000	111,970
TAI Cheung Holdings (d)	250,000	189,185
Talent Property Group, Ltd. (a)	420,000	7,528
Tan Chong International, Ltd. (c)	63,000	24,049
Tao Heung Holdings, Ltd.	204,000	151,412
Taung Gold International, Ltd. (a) (b) (c) (d)	700,000	14,353
Television Broadcasts, Ltd. (d)	17,700	118,246
Texwinca Holdings, Ltd.	298,000	313,597
Titan Petrochemicals Group, Ltd. (a) (c)	1,000,000	322
Tongda Group Holdings, Ltd.	1,350,000	90,719
Town Health International Investments, Ltd. (a)	176,000	67,390
Tradelink Electronic Commerce, Ltd.	356,000	77,709
Transport International Holdings, Ltd.	109,600	233,933
Trinity, Ltd. (d)	632,000	210,780
TSC Group Holdings, Ltd. (a)	267,000	99,988
Tse Sui Luen Jewellery International, Ltd.	40,000	17,057
Tysan Holdings, Ltd.	146,000	53,865
United Laboratories International Holdings, Ltd. (The) (a) (d)	355,000	144,706
Universal Technologies Holdings, Ltd. (a)	710,000	40,963
Up Energy Development Group, Ltd. (a)	92,000	5,278
Upbest Group, Ltd.	8,000	856
Value Convergence Holdings, Ltd. (a)	104,000	15,430
Value Partners Group, Ltd.	380,000	295,100
Varitronix International, Ltd.	182,000	194,767
Vedan International Holdings, Ltd.	296,000	17,315
Victory City International Holdings, Ltd.	680,868	102,828
Vitasoy International Holdings, Ltd.	380,000	589,002
VST Holdings, Ltd.	487,200	123,942
Wai Kee Holdings, Ltd.	54,000	13,719
Wang On Group, Ltd.	3,040,000	52,561
Win Hanverky Holdings, Ltd.	332,000	40,277
Wing On Co. International, Ltd.	46,000	127,609
Wing Tai Properties, Ltd.	280,000	172,389
Xinyi Glass Holdings, Ltd. (d)	930,000	825,270
Xinyi Solar Holdings, Ltd. (a) (d)	930,000	190,694
Xpress Group, Ltd. (a)	600,000	31,620
Yeebo International Holdings, Ltd. (c)	158,000	23,228
YGM Trading, Ltd.	48,000	106,705

Hong Kong—(Continued)
Yugang International, Ltd. (a)	1,466,000	9,659
Zhuhai Holdings Investment Group, Ltd. (a)	218,000	40,498

		28,251,763

Ireland—1.4%
Aer Lingus Group plc	42,387	74,775
C&C Group plc	204,054	1,193,617
DCC plc	50,148	2,469,402
FBD Holdings plc	15,309	366,423
Glanbia plc	57,037	884,244
Grafton Group plc	111,227	1,191,174
Greencore Group plc	238,369	883,514
IFG Group plc	44,002	106,561
Irish Continental Group plc	1,706	62,397
Kenmare Resources plc (a)	145,693	49,691
Kingspan Group plc	67,194	1,201,890
Paddy Power plc	27,063	2,313,015
Smurfit Kappa Group plc	81,172	1,999,060
UDG Healthcare plc	117,031	627,781

		13,423,544

Israel—1.0%
Africa Israel Investments, Ltd. (a)	50,826	101,399
Africa Israel Properties, Ltd. (a)	7,501	118,178
Africa Israel Residences, Ltd.	880	14,714
Airport City, Ltd. (a)	18,842	173,636
AL-ROV Israel, Ltd. (a)	2,628	102,707
Allot Communications, Ltd. (a)	6,459	97,666
Alon Holdings Blue Square Israel, Ltd. (a)	8,063	34,243
Alrov Properties and Lodgings, Ltd. (a)	1,923	59,616
Amot Investments, Ltd.	28,877	88,259
AudioCodes, Ltd. (a)	17,523	124,955
Avgol Industries 1953, Ltd.	46,857	47,178
Azorim-Investment Development & Construction Co., Ltd. (a)	23,712	24,945
Babylon, Ltd.	13,198	30,844
Bayside Land Corp.	413	113,755
Big Shopping Centers 2004, Ltd.	716	28,453
Bio-cell, Ltd. (a)	2,190	13,846
BioLine RX, Ltd. (a)	25,645	7,287
Blue Square Real Estate, Ltd.	374	14,137
Cellcom Israel, Ltd.	11,368	156,511
Ceragon Networks, Ltd. (a)	14,799	43,478
Clal Biotechnology Industries, Ltd. (a)	17,580	39,866
Clal Insurance Enterprises Holdings, Ltd.	10,363	201,514
Compugen, Ltd. (a)	13,456	118,331
Delek Automotive Systems, Ltd.	16,947	183,432
Delta-Galil Industries, Ltd.	5,417	141,423
Direct Insurance Financial Investments, Ltd.	5,783	38,955
Elbit Systems, Ltd.	8,342	504,507
Electra, Ltd.	895	132,877
Elron Electronic Industries, Ltd. (a)	7,585	66,309
Equital, Ltd. (a)	550	8,604
Evogene, Ltd. (a)	8,162	160,369
EZchip Semiconductor, Ltd. (a)	9,853	245,205
First International Bank of Israel, Ltd.	10,887	180,270

See accompanying notes to financial statements.

MSF-16

Metropolitan Series Fund

Met/Dimensional International Small Company Portfolio

Schedule of Investments as of December 31, 2013

Common Stocks—(Continued)

Security Description	Shares	Value

Israel—(Continued)
FMS Enterprises Migun, Ltd.	910	$9,331
Formula Systems 1985, Ltd.	4,463	113,951
Frutarom Industries, Ltd.	19,140	402,757
Gilat Satellite Networks, Ltd. (a)	12,836	60,343
Given Imaging, Ltd. (a)	8,717	262,200
Golf & Co., Ltd.	6,101	20,565
Hadera Paper, Ltd. (a)	1,386	63,387
Harel Insurance Investments & Financial Services, Ltd.	57,410	335,097
Industrial Buildings Corp.	43,794	80,723
Israel Discount Bank, Ltd. - Class A (a)	336,890	644,118
Israel Land Development Co., Ltd. (The)	3,950	16,489
Ituran Location and Control, Ltd.	9,589	209,262
Jerusalem Oil Exploration (a)	5,621	218,818
Kamada, Ltd. (a)	11,968	174,984
Kerur Holdings, Ltd.	931	19,225
Maabarot Products, Ltd.	4,183	48,411
Magic Software Enterprises, Ltd.	9,462	67,436
Matrix IT, Ltd.	19,777	101,283
Mazor Robotics, Ltd. (a)	13,274	130,136
Meitav DS Investments, Ltd.	5,193	17,997
Melisron, Ltd.	6,384	173,706
Menorah Mivtachim Holdings, Ltd.	13,207	164,456
Migdal Insurance & Financial Holding, Ltd.	133,078	234,646
Mivtach Shamir Holdings, Ltd.	294	10,171
Naphtha Israel Petroleum Corp., Ltd. (a)	18,925	130,985
Neto ME Holdings, Ltd. (a)	1,150	66,802
Nitsba Holdings 1995, Ltd. (a)	16,809	246,606
Nova Measuring Instruments, Ltd. (a)	10,093	99,348
Oil Refineries, Ltd. (a)	568,229	183,005
Ormat Industries	29,986	205,615
Osem Investments, Ltd.	11,392	278,488
Partner Communications Co., Ltd. (a)	39,592	365,291
Paz Oil Co., Ltd. (a)	2,330	380,881
Perion Network, Ltd. (a)	3,246	39,984
Phoenix Holdings, Ltd. (The)	30,251	112,418
Plasson Industries, Ltd.	1,729	59,578
Rami Levi Chain Stores Hashikma Marketing 2006, Ltd.	2,926	159,975
Shikun & Binui, Ltd.	94,127	230,582
Shufersal, Ltd.	37,713	145,375
Space Communication, Ltd. (a)	2,951	48,275
Strauss Group, Ltd.	17,669	338,227
Tower Semiconductor, Ltd. (a)	10,537	60,184
Union Bank of Israel (a)	11,952	55,475

		10,204,055

Italy—3.3%
A2A S.p.A. (d)	450,367	528,834
ACEA S.p.A.	33,065	376,493
Acotel Group S.p.A. (a)	81	2,193
Alerion Cleanpower S.p.A.	10,865	49,228
Amplifon S.p.A.	48,850	272,403
Ansaldo STS S.p.A.	47,467	513,045
Arnoldo Mondadori Editore S.p.A. (a) (d)	62,817	121,425
Ascopiave S.p.A.	22,740	56,188

Italy—(Continued)
Astaldi S.p.A. (d)	32,469	342,275
Atlantia S.p.A.	45,015	1,017,612
Autogrill S.p.A. (a) (d)	54,430	461,410
Azimut Holding S.p.A.	51,142	1,410,345
Banca Carige S.p.A. (a) (d)	414,328	254,672
Banca Finnat Euramerica S.p.A.	50,851	22,186
Banca Generali S.p.A.	17,730	553,147
Banca IFIS S.p.A.	6,177	110,104
Banca Piccolo Credito Valtellinese Scarl (a) (d)	117,998	223,214
Banca Popolare dell’Emilia Romagna S.c.r.l. (a)	171,912	1,648,656
Banca Popolare dell’Etruria e del Lazio (a)	7,755	5,490
Banca Popolare di Milano Scarl (a)	1,773,934	1,115,848
Banca Popolare di Sondrio SCARL	154,558	891,160
Banca Profilo S.p.A.	117,883	32,360
Banco di Desio e della Brianza S.p.A.	20,306	61,532
Banco Popolare SC (a) (d)	839,831	1,620,653
BasicNet S.p.A. (a)	9,826	31,373
Biesse S.p.A. (a)	6,021	43,725
Brembo S.p.A.	17,718	477,528
Brioschi Sviluppo Immobiliare S.p.A. (a)	34,077	3,555
Brunello Cucinelli S.p.A. (d)	4,018	143,244
Buzzi Unicem S.p.A. (d)	39,838	721,148
Cairo Communication S.p.A.	11,446	93,816
Caltagirone Editore S.p.A. (a)	6,273	9,308
Carraro S.p.A. (a)	5,504	22,997
Cementir Holding S.p.A.	31,117	180,260
CIR-Compagnie Industriali Riunite S.p.A. (a)	256,784	404,871
Cosmo Pharmaceuticals S.p.A. (a)	632	60,136
Credito Bergamasco S.p.A.	2,162	48,417
Credito Emiliano S.p.A.	44,882	359,283
d’Amico International Shipping S.A. (a)	58,934	52,479
Danieli & C Officine Meccaniche S.p.A.	7,018	241,357
Datalogic S.p.A.	8,267	94,178
Davide Campari-Milano S.p.A. (d)	1,504	12,666
De’Longhi S.p.A.	17,527	286,434
DeA Capital S.p.A. (a)	18,071	31,661
DiaSorin S.p.A. (d)	10,148	476,346
Ei Towers S.p.A.	3,833	176,807
Engineering S.p.A.	2,641	158,172
ERG S.p.A.	32,977	442,484
Esprinet S.p.A.	18,719	138,360
Eurotech S.p.A. (a)	13,076	32,989
Falck Renewables S.p.A. (a) (d)	64,793	115,560
Finmeccanica S.p.A. (a)	224,698	1,723,364
Fondiaria-Sai S.p.A. (a) (d)	37,296	122,197
Gas Plus SpA	3,786	24,757
Geox S.p.A. (d)	52,589	191,070
Gruppo Editoriale L’Espresso S.p.A. (a)	80,856	151,663
Gruppo MutuiOnline S.p.A.	5,404	30,630
Gtech S.p.A.	23,515	717,279
Hera S.p.A.	365,807	830,171
IMMSI S.p.A. (a)	100,436	64,662
Indesit Co. S.p.A. (d)	25,444	338,734
Industria Macchine Automatiche S.p.A.	5,461	210,808
Intek Group S.p.A. (a)	80,757	35,559
Interpump Group S.p.A.	45,493	546,894
Iren S.p.A.	273,860	422,595

See accompanying notes to financial statements.

MSF-17

Metropolitan Series Fund

Met/Dimensional International Small Company Portfolio

Schedule of Investments as of December 31, 2013

Common Stocks—(Continued)

Security Description	Shares	Value

Italy—(Continued)
Italcementi S.p.A.	42,131	$360,793
Italmobiliare S.p.A. (a)	4,262	143,946
Juventus Football Club S.p.A. (a)	147,435	45,521
Landi Renzo S.p.A. (a)	31,132	51,336
MARR S.p.A.	16,293	271,234
Mediaset S.p.A. (a)	348,643	1,683,971
Mediolanum S.p.A.	34,288	298,453
Milano Assicurazioni S.p.A. (a)	484,485	535,527
Nice S.p.A.	9,890	37,501
Piaggio & C S.p.A. (d)	85,698	284,914
Poltrona Frau S.p.A. (a)	22,268	72,415
Prelios S.p.A. (a)	38,015	30,188
Prima Industrie S.p.A. (a)	243	3,101
Recordati S.p.A.	44,330	639,273
Reply S.p.A.	2,196	171,999
Retelit S.p.A. (a)	36,769	28,327
Sabaf S.p.A.	1,021	18,104
SAES Getters S.p.A.	1,416	13,634
Safilo Group S.p.A. (a)	22,504	529,135
Saras S.p.A. (a) (d)	134,526	154,435
SAVE S.p.A.	7,778	132,870
Snai S.p.A. (a)	21,135	40,210
Societa Cattolica di Assicurazioni S.c.r.l.	24,997	678,647
Societa Iniziative Autostradali e Servizi S.p.A. (d)	30,419	303,431
Societa per la Bonifica dei Terreni Ferraresi e Imprese Agricole S.p.A.	1,095	52,534
Sogefi S.p.A.	25,543	154,036
SOL S.p.A.	15,778	123,273
Sorin S.p.A. (a)	157,025	448,119
Tiscali S.p.A. (a)	802,477	47,578
Trevi Finanziaria Industriale S.p.A.	22,305	194,275
Uni Land S.p.A. (a) (b) (c)	4,937	0
Unione di Banche Italiane SCPA	54,789	374,151
Unipol Gruppo Finanziario S.p.A.	133,203	799,516
Vianini Lavori S.p.A.	2,113	15,028
Vittoria Assicurazioni S.p.A.	16,042	189,655
World Duty Free S.p.A. (a) (d)	54,430	685,542
Yoox S.p.A. (a)	22,641	1,016,132
Zignago Vetro S.p.A.	14,414	97,973

		32,686,787

Japan—21.6%
77 Bank, Ltd. (The)	125,000	606,327
A&A Material Corp. (a)	12,000	16,823
A&D Co., Ltd.	11,600	69,708
A/S One Corp.	8,100	190,762
Accordia Golf Co., Ltd.	55,200	696,244
Achilles Corp.	94,000	132,613
Adastria Holdings Co., Ltd.	8,320	301,233
ADEKA Corp.	50,300	554,643
Aderans Co., Ltd.	6,400	70,784
Advan Co., Ltd.	6,500	75,092
Aeon Delight Co., Ltd.	1,300	24,937
Aeon Fantasy Co., Ltd.	4,000	61,239
Agrex, Inc.	900	8,669
Ahresty Corp.	12,800	103,112

Japan—(Continued)
Ai Holdings Corp.	24,600	307,120
Aica Kogyo Co., Ltd.	24,400	482,819
Aichi Bank, Ltd. (The)	5,300	253,464
Aichi Corp.	19,600	89,665
Aichi Steel Corp.	62,000	256,879
Aichi Tokei Denki Co., Ltd.	19,000	54,057
Aida Engineering, Ltd.	33,400	362,377
Aigan Co., Ltd. (a)	8,200	21,662
Ain Pharmaciez, Inc.	5,000	245,649
Aiphone Co., Ltd.	9,200	155,995
Airport Facilities Co., Ltd. (d)	15,000	124,374
Aisan Industry Co., Ltd.	16,600	159,838
Aizawa Securities Co., Ltd.	22,300	194,128
Akebono Brake Industry Co., Ltd. (d)	11,100	49,500
Akita Bank, Ltd. (The) (d)	126,000	342,157
Alconix Corp.	3,100	69,072
Alinco, Inc.	5,800	58,431
Allied Telesis Holdings KK	44,500	38,112
Alpen Co., Ltd. (d)	9,600	172,556
Alpha Corp.	2,200	21,931
Alpha Systems, Inc.	3,940	55,989
Alpine Electronics, Inc.	25,000	350,922
Alps Electric Co., Ltd. (a)	92,500	1,053,514
Alps Logistics Co., Ltd.	4,100	41,684
Altech Corp.	4,700	46,593
Amano Corp.	32,200	295,781
Amiyaki Tei Co., Ltd.	2,100	74,590
Amuse, Inc.	3,000	57,933
Anest Iwata Corp.	18,000	111,897
Aohata Corp.	100	1,426
AOI Electronic Co., Ltd.	2,800	36,865
AOI Pro, Inc.	4,700	30,564
AOKI Holdings, Inc.	22,400	389,035
Aomori Bank, Ltd. (The)	118,000	306,201
Aoyama Trading Co., Ltd.	29,900	808,855
Arakawa Chemical Industries, Ltd.	10,900	96,837
Arata Corp. (d)	23,000	70,299
Araya Industrial Co., Ltd.	26,000	40,861
Arcland Sakamoto Co., Ltd.	8,400	146,107
Arcs Co., Ltd.	17,664	338,576
Argo Graphics, Inc.	3,700	62,379
Ariake Japan Co., Ltd.	7,100	174,909
Arisawa Manufacturing Co., Ltd.	20,700	118,144
Artnature, Inc.	3,500	79,002
Asahi Broadcasting Corp.	6,600	42,965
Asahi Co., Ltd. (d)	7,600	106,083
Asahi Diamond Industrial Co., Ltd.	32,500	334,454
Asahi Holdings, Inc.	14,100	239,938
Asahi Kogyosha Co., Ltd.	16,000	58,226
Asahi Net, Inc.	5,000	25,544
Asahi Organic Chemicals Industry Co., Ltd.	44,000	91,691
Asahi Printing Co., Ltd.	200	4,035
Asahipen Corp.	4,000	5,928
Asanuma Corp. (a)	29,000	48,261
Asatsu-DK, Inc. (d)	16,400	385,052
Asax Co., Ltd.	1,800	24,030
Ashimori Industry Co., Ltd. (a)	33,000	42,739

See accompanying notes to financial statements.

MSF-18

Metropolitan Series Fund

Met/Dimensional International Small Company Portfolio

Schedule of Investments as of December 31, 2013

Common Stocks—(Continued)

Security Description	Shares	Value

Japan—(Continued)
ASKA Pharmaceutical Co., Ltd.	15,000	$110,343
ASKUL Corp.	9,100	266,691
Asunaro Aoki Construction Co., Ltd.	8,000	45,494
Atsugi Co., Ltd.	104,000	119,782
Autobacs Seven Co., Ltd.	38,700	603,434
Avex Group Holdings, Inc. (d)	17,000	365,600
Awa Bank, Ltd. (The)	111,000	556,036
Axell Corp. (d)	3,800	64,442
Axial Retailing, Inc.	7,100	103,150
Azbil Corp.	11,300	263,480
Bando Chemical Industries, Ltd.	51,000	200,782
Bank of Iwate, Ltd. (The)	9,100	456,869
Bank of Kochi, Ltd. (The) (d)	16,000	25,489
Bank of Nagoya, Ltd. (The)	94,000	318,155
Bank of Okinawa, Ltd. (The)	10,800	428,425
Bank of Saga, Ltd. (The) (d)	82,000	176,120
Bank of the Ryukyus, Ltd. (d)	23,800	311,308
Belc Co., Ltd.	6,200	108,446
Belluna Co., Ltd.	31,100	150,779
Benefit One, Inc.	10,200	92,226
Best Bridal, Inc. (d)	10,600	66,949
Best Denki Co., Ltd. (a)	50,400	73,754
Bic Camera, Inc. (d)	469	263,468
Bit-isle, Inc. (d)	6,600	52,207
BML, Inc.	6,600	223,476
Bookoff Corp. (d)	4,700	30,981
Bull-Dog Sauce Co., Ltd.	6,000	10,375
Bunka Shutter Co., Ltd.	29,000	176,432
C Uyemura & Co., Ltd.	3,400	148,671
CAC Corp.	8,800	76,904
Calsonic Kansei Corp.	83,000	428,754
Can Do Co., Ltd. (d)	9,200	133,230
Canon Electronics, Inc. (d)	12,000	221,190
Carlit Holdings Co., Ltd. (a)	7,300	34,833
Cawachi, Ltd.	9,700	182,637
Central Glass Co., Ltd.	114,000	379,280
Central Security Patrols Co., Ltd.	3,300	30,089
Central Sports Co., Ltd. (d)	3,200	46,569
CFS Corp.	4,400	17,066
Chiba Kogyo Bank, Ltd. (The) (a)	25,500	188,875
Chino Corp.	20,000	42,658
Chiyoda Co., Ltd.	12,000	231,220
Chiyoda Integre Co., Ltd.	7,800	129,301
Chofu Seisakusho Co., Ltd. (d)	8,200	194,232
Chori Co., Ltd.	7,000	78,635
Chubu Shiryo Co., Ltd.	14,400	79,570
Chudenko Corp.	12,400	225,205
Chuetsu Pulp & Paper Co., Ltd.	55,000	104,702
Chugai Mining Co., Ltd. (a)	68,200	19,425
Chugai Ro Co., Ltd.	42,000	103,836
Chugoku Marine Paints, Ltd.	37,000	196,308
Chukyo Bank, Ltd. (The)	64,000	110,749
Chuo Denki Kogyo Co., Ltd. (a)	11,100	37,868
Chuo Gyorui Co., Ltd.	2,000	4,792
Chuo Spring Co., Ltd.	19,000	55,621
CKD Corp.	32,300	350,837
Clarion Co., Ltd. (a) (d)	38,000	57,157

Japan—(Continued)
Cleanup Corp.	14,500	131,369
CMIC Holdings Co., Ltd. (d)	5,800	75,099
CMK Corp. (d)	26,400	74,863
Coca-Cola Central Japan Co., Ltd.	26,471	549,822
Cocokara fine, Inc.	7,500	197,601
Computer Engineering & Consulting, Ltd.	7,000	44,619
Computer Institute of Japan, Ltd.	2,000	7,891
CONEXIO Corp. (d)	8,400	66,697
Core Corp.	3,000	21,443
Corona Corp.	8,500	91,609
Cosel Co., Ltd. (d)	13,100	152,202
Cosmo Oil Co., Ltd. (a)	157,000	300,142
Create Medic Co., Ltd.	1,800	16,592
CREATE SD HOLDINGS Co., Ltd.	5,400	186,870
Cross Plus, Inc.	1,100	9,271
CTI Engineering Co., Ltd.	6,100	61,310
Cybernet Systems Co., Ltd.	3,900	13,272
Cybozu, Inc.	11,900	47,606
Dai Nippon Toryo Co., Ltd. (d)	70,000	114,724
Dai-Dan Co., Ltd.	17,000	94,248
Dai-Ichi Kogyo Seiyaku Co., Ltd.	24,000	57,028
Dai-ichi Seiko Co., Ltd. (d)	6,300	76,029
Daibiru Corp.	24,500	300,442
Daido Kogyo Co., Ltd.	19,000	60,262
Daido Metal Co., Ltd.	21,000	209,993
Daidoh, Ltd. (d)	13,700	87,122
Daiei, Inc. (The) (a)	64,700	214,193
Daifuku Co., Ltd.	49,000	626,986
Daihatsu Diesel Manufacturing Co., Ltd.	7,000	45,090
Daihen Corp.	63,000	292,656
Daiho Corp.	43,000	191,219
Daiichi Jitsugyo Co., Ltd.	26,000	116,555
Daiichi Kigenso Kagaku-Kogyo Co., Ltd.	1,000	25,878
Daiichikosho Co., Ltd.	5,000	141,377
Daiken Corp.	40,000	107,351
Daiki Aluminium Industry Co., Ltd.	16,000	41,535
Daiki Ataka Engineering Co., Ltd.	10,000	49,712
Daiko Clearing Services Corp.	5,300	50,769
Daikoku Denki Co., Ltd.	4,400	90,112
Daikokutenbussan Co., Ltd.	2,900	76,423
Daikyo, Inc. (d)	151,000	410,766
Dainichi Co., Ltd. (d)	4,100	31,280
Dainichiseika Color & Chemicals Manufacturing Co., Ltd.	42,000	191,658
Daio Paper Corp.	50,000	501,582
Daisan Bank, Ltd. (The)	102,000	172,611
Daiseki Co., Ltd.	17,700	346,881
Daiseki Eco. Solution Co., Ltd.	1,000	18,966
Daishi Bank, Ltd. (The)	182,000	629,752
Daishinku Corp. (d)	21,000	78,498
Daiso Co., Ltd.	46,000	154,965
Daisyo Corp. (d)	5,300	66,644
Daito Bank, Ltd. (The)	88,000	96,188
Daito Electron Co., Ltd.	800	2,957
Daito Pharmaceutical Co., Ltd.	4,600	64,204
Daiwa Industries, Ltd.	15,000	101,520
Daiwabo Holdings Co., Ltd. (d)	134,000	262,695

See accompanying notes to financial statements.

MSF-19

Metropolitan Series Fund

Met/Dimensional International Small Company Portfolio

Schedule of Investments as of December 31, 2013

Common Stocks—(Continued)

Security Description	Shares	Value

Japan—(Continued)
DC Co., Ltd.	11,500	$76,283
DCM Holdings Co., Ltd.	46,300	321,299
Denki Kogyo Co., Ltd.	36,000	249,609
Denyo Co., Ltd.	9,800	139,347
Descente, Ltd.	26,000	176,466
DKK-Toa Corp.	2,200	10,679
DMG Mori Seiki Co., Ltd.	49,700	896,132
DMW Corp.	700	10,690
Doshisha Co., Ltd.	12,400	174,760
Doutor Nichires Holdings Co., Ltd.	18,600	310,545
Dr Ci:Labo Co., Ltd. (d)	62	189,582
DTS Corp.	12,000	210,647
Dunlop Sports Co., Ltd.	8,300	99,355
Duskin Co., Ltd.	26,800	508,142
Dydo Drinco, Inc.	4,300	180,544
Dynic Corp.	16,000	27,990
Eagle Industry Co., Ltd.	14,000	232,959
Ebara Jitsugyo Co., Ltd.	4,600	59,622
EDION Corp. (d)	53,200	311,215
Ehime Bank, Ltd. (The)	94,000	197,471
Eidai Co., Ltd.	15,000	74,416
Eighteenth Bank, Ltd. (The)	101,000	229,368
Eiken Chemical Co., Ltd.	8,200	155,024
Eizo Corp.	11,100	283,795
Elecom Co., Ltd.	4,500	56,114
Elematec Corp.	5,000	77,857
EM Systems Co., Ltd.	1,900	35,771
Emori & Co., Ltd.	2,500	53,271
en-japan, Inc. (d)	4,600	98,265
Enplas Corp.	1,100	75,636
Enshu, Ltd. (a)	23,000	33,772
EPS Corp. (d)	140	183,879
ESPEC Corp.	13,000	101,426
Excel Co., Ltd.	5,000	57,325
Exedy Corp.	16,800	492,217
Ezaki Glico Co., Ltd.	24,000	271,477
F-Tech, Inc.	3,600	55,688
F@N Communications, Inc.	500	14,900
Faith, Inc.	4,580	49,552
FALCO SD HOLDINGS Co., Ltd.	4,300	50,600
Fancl Corp. (d)	23,200	250,699
FCC Co., Ltd.	16,600	331,313
Ferrotec Corp.	19,900	112,847
FIDEA Holdings Co., Ltd.	83,610	158,968
Fields Corp.	8,800	169,971
First Juken Co., Ltd.	3,400	47,729
Foster Electric Co., Ltd.	13,800	254,742
FP Corp. (d)	6,600	470,832
France Bed Holdings Co., Ltd.	65,000	126,238
Fudo Tetra Corp. (a)	73,700	128,356
Fuji Co., Ltd. (d)	8,800	150,091
Fuji Corp., Ltd.	13,400	89,972
Fuji Electronics Co., Ltd.	5,600	74,209
Fuji Kiko Co., Ltd.	13,000	41,945
Fuji Kosan Co., Ltd.	4,600	29,750
Fuji Oil Co. Ltd.	26,700	85,223
Fuji Oil Co., Ltd.	31,400	467,895

Japan—(Continued)
Fuji Pharma Co., Ltd.	3,300	58,662
Fuji Seal International, Inc.	10,600	328,752
Fuji Soft, Inc.	10,400	239,947
Fujibo Holdings, Inc.	63,000	136,102
Fujicco Co., Ltd.	11,000	124,639
Fujikura Kasei Co., Ltd.	14,000	78,540
Fujikura, Ltd.	213,000	1,000,637
Fujimi, Inc.	10,400	134,968
Fujimori Kogyo Co., Ltd.	7,200	179,400
Fujisash Co., Ltd. (a) (d)	24,500	51,727
Fujitec Co., Ltd.	35,000	455,014
Fujitsu Frontech, Ltd. (d)	10,500	122,998
Fujitsu General, Ltd.	29,000	309,495
Fujiya Co., Ltd. (d)	57,000	107,840
FuKoKu Co., Ltd.	5,100	48,820
Fukuda Corp.	14,000	65,682
Fukui Bank, Ltd. (The)	144,000	333,925
Fukushima Bank, Ltd. (The) (d)	143,000	118,419
Fukushima Industries Corp.	7,400	111,896
Fukuyama Transporting Co., Ltd. (d)	81,000	445,191
Fumakilla, Ltd.	8,000	23,898
Funai Consulting, Inc.	11,700	93,481
Funai Electric Co., Ltd. (d)	7,900	102,855
Furukawa Battery Co., Ltd.	10,000	57,358
Furukawa Co., Ltd.	176,000	349,001
Furukawa Electric Co., Ltd.	199,000	500,153
Furuno Electric Co., Ltd. (d)	11,400	79,949
Furusato Industries, Ltd.	4,600	58,309
Furuya Metal Co., Ltd.	1,700	33,849
Fuso Chemical Co., Ltd.	800	20,001
Fuso Pharmaceutical Industries, Ltd.	41,000	133,287
Futaba Corp.	15,900	207,688
Futaba Industrial Co., Ltd. (a) (d)	31,700	122,123
Future Architect, Inc.	9,800	51,912
Fuyo General Lease Co., Ltd.	8,000	313,369
G-Tekt Corp.	4,700	160,474
Gakken Holdings Co., Ltd.	28,000	82,004
Gecoss Corp.	7,700	59,988
Genki Sushi Co., Ltd.	2,300	30,441
Geo Holdings Corp. (d)	19,600	175,718
GLOBERIDE, Inc.	45,000	66,736
GLORY, Ltd.	26,900	698,287
GMO internet, Inc.	3,200	42,054
GMO Payment Gateway, Inc. (d)	3,500	139,085
Godo Steel, Ltd.	90,000	167,242
Goldcrest Co., Ltd.	8,830	230,160
Goldwin, Inc.	18,000	81,434
Gourmet Kineya Co., Ltd.	8,000	53,842
GSI Creos Corp.	28,000	43,685
Gulliver International Co., Ltd.	33,600	187,765
Gun-Ei Chemical Industry Co., Ltd.	24,000	108,935
Gunze, Ltd.	118,000	296,356
Gurunavi, Inc.	7,500	223,126
H-One Co., Ltd. (d)	7,700	73,300
Hagihara Industries, Inc.	1,800	24,809
Hakudo Co., Ltd.	500	4,247
Hakuto Co., Ltd.	8,500	84,900

See accompanying notes to financial statements.

MSF-20

Metropolitan Series Fund

Met/Dimensional International Small Company Portfolio

Schedule of Investments as of December 31, 2013

Common Stocks—(Continued)

Security Description	Shares	Value

Japan—(Continued)
Hakuyosha Co., Ltd.	8,000	$18,568
Hamakyorex Co., Ltd.	4,400	121,244
Hanwa Co., Ltd.	111,000	595,356
Happinet Corp.	7,800	68,842
Hard Off Corp. Co., Ltd.	4,900	41,884
Harima Chemicals Group, Inc.	7,100	31,877
Harmonic Drive Systems, Inc.	600	13,702
Haruyama Trading Co., Ltd.	5,400	38,059
Hazama Ando Corp.	78,790	281,731
Heiwa Corp.	6,600	106,902
Heiwa Real Estate Co., Ltd.	22,200	385,743
Heiwado Co., Ltd.	17,200	246,356
HI-LEX Corp.	8,800	206,260
Hibiya Engineering, Ltd.	14,600	179,229
Hiday Hidaka Corp.	4,560	94,594
Higashi Nihon House Co., Ltd.	20,000	100,494
Higashi-Nippon Bank, Ltd. (The)	86,000	201,404
Higo Bank, Ltd. (The)	97,000	533,498
Himaraya Co., Ltd.	3,100	36,430
Hioki EE Corp.	4,900	64,727
Hiramatsu, Inc. (d)	12,900	80,532
Hirano Tecseed Co., Ltd.	500	5,152
HIS Co., Ltd.	9,900	494,588
Hisaka Works, Ltd.	12,000	113,195
Hitachi Koki Co., Ltd.	26,800	196,707
Hitachi Kokusai Electric, Inc.	2,000	28,171
Hitachi Metals Techno, Ltd.	2,000	19,134
Hitachi Zosen Corp.	80,000	613,196
Hochiki Corp.	10,000	54,280
Hodogaya Chemical Co., Ltd.	28,000	58,305
Hogy Medical Co., Ltd.	6,000	316,056
Hokkaido Gas Co., Ltd.	27,000	69,773
Hokkan Holdings, Ltd.	31,000	100,193
Hokko Chemical Industry Co., Ltd.	8,000	22,143
Hokkoku Bank, Ltd. (The) (d)	149,000	534,082
Hokuetsu Bank, Ltd. (The)	127,000	257,119
Hokuetsu Industries Co., Ltd.	4,000	12,359
Hokuetsu Kishu Paper Co., Ltd.	65,500	308,779
Hokuriku Electric Industry Co., Ltd.	37,000	59,147
Hokuriku Electrical Construction Co., Ltd.	9,000	34,418
Hokuriku Gas Co., Ltd.	10,000	24,989
Hokuto Corp. (d)	13,400	251,503
Honeys Co., Ltd. (d)	10,130	98,639
Hoosiers Holdings Co., Ltd. (d)	13,500	97,130
Horiba, Ltd.	19,400	663,810
Hosiden Corp. (d)	39,400	212,922
Hosokawa Micron Corp.	16,000	105,550
House Foods Group, Inc.	4,000	60,423
Howa Machinery, Ltd.	7,400	62,752
Hurxley Corp.	800	5,842
Hyakugo Bank, Ltd. (The)	130,000	520,397
Hyakujushi Bank, Ltd. (The)	136,000	473,134
I-Net Corp.	3,200	25,572
IBJ Leasing Co., Ltd.	7,200	209,031
Ichibanya Co., Ltd.	3,500	128,384
Ichikoh Industries, Ltd. (a)	26,000	41,027
ICHINEN HOLDINGS Co., Ltd.	9,300	71,505

Japan—(Continued)
Ichiyoshi Securities Co., Ltd.	1,600	26,799
Icom, Inc.	4,400	106,366
Idec Corp.	15,400	135,902
Ihara Chemical Industry Co., Ltd. (d)	24,000	181,206
Iida Group Holdings Co., Ltd. (a)	51,843	1,034,788
Iino Kaiun Kaisha, Ltd.	45,000	278,820
IJT Technology Holdings Co., Ltd. (a)	9,000	42,788
Ikegami Tsushinki Co., Ltd. (a)	30,000	31,163
Imasen Electric Industrial (d)	8,300	119,192
Imperial Hotel, Ltd. (d)	1,300	27,951
Inaba Denki Sangyo Co., Ltd.	11,300	352,396
Inaba Seisakusho Co., Ltd.	6,900	84,720
Inabata & Co., Ltd.	29,800	326,908
Inageya Co., Ltd.	12,200	115,786
Ines Corp. (d)	20,000	131,299
Infocom Corp.	8,600	77,676
Information Services International-Dentsu, Ltd.	7,300	79,452
Innotech Corp.	10,300	47,842
Intage Holdings, Inc.	8,000	99,184
Internet Initiative Japan, Inc.	10,800	289,789
Inui Steamship Co., Ltd. (a)	13,300	50,636
Inui Warehouse Co., Ltd.	700	6,896
Iriso Electronics Co., Ltd.	5,200	239,316
Ise Chemical Corp.	8,000	64,266
Iseki & Co., Ltd. (d)	105,000	313,775
Ishihara Sangyo Kaisha, Ltd. (a)	218,000	238,554
Ishii Iron Works Co., Ltd.	16,000	47,444
Ishizuka Glass Co., Ltd.	5,000	17,160
IT Holdings Corp.	44,500	702,691
Itfor, Inc.	10,300	45,747
Itochu Enex Co., Ltd.	32,300	177,841
Itochu-Shokuhin Co., Ltd.	2,600	84,745
Itoham Foods, Inc. (d)	80,000	348,168
Itoki Corp. (d)	22,700	129,565
IwaiCosmo Holdings, Inc.	9,800	138,687
Iwaki & Co., Ltd.	14,000	28,473
Iwasaki Electric Co., Ltd. (a)	38,000	78,039
Iwatani Corp.	91,000	462,132
Iwatsu Electric Co., Ltd.	62,000	59,627
Iwatsuka Confectionery Co., Ltd.	500	25,190
Izumiya Co., Ltd.	41,000	180,917
Izutsuya Co., Ltd. (a)	47,000	39,404
J-Oil Mills, Inc. (d)	61,000	164,068
Jalux, Inc.	4,000	44,283
Jamco Corp.	5,900	84,269
Janome Sewing Machine Co., Ltd. (a) (d)	97,000	79,612
Japan Airport Terminal Co., Ltd. (d)	21,700	492,140
Japan Aviation Electronics Industry, Ltd.	29,000	373,303
Japan Communications, Inc. (a)	109	10,470
Japan Digital Laboratory Co., Ltd.	12,600	176,671
Japan Foundation Engineering Co., Ltd.	14,100	51,351
Japan Medical Dynamic Marketing, Inc.	3,000	9,077
Japan Oil Transportation Co., Ltd.	1,000	2,225
Japan Pulp & Paper Co., Ltd.	51,000	159,956
Japan Radio Co., Ltd. (a) (d)	32,000	113,544
Japan Transcity Corp.	29,000	93,465
Japan Vilene Co., Ltd.	16,000	90,218

See accompanying notes to financial statements.

MSF-21

Metropolitan Series Fund

Met/Dimensional International Small Company Portfolio

Schedule of Investments as of December 31, 2013

Common Stocks—(Continued)

Security Description	Shares	Value

Japan—(Continued)
Japan Wool Textile Co., Ltd. (The)	27,000	$196,275
Jastec Co., Ltd. (d)	5,100	36,946
JBCC Holdings, Inc.	9,100	69,584
JCU Corp.	1,200	60,963
Jimoto Holdings, Inc.	49,500	100,731
JK Holdings Co., Ltd. (d)	5,600	31,295
JMS Co., Ltd.	15,000	42,647
Joban Kosan Co., Ltd. (a) (d)	8,000	12,331
Joshin Denki Co., Ltd.	23,000	176,689
Jowa Holdings Co., Ltd.	3,000	93,432
JSP Corp.	10,700	162,967
Juroku Bank, Ltd. (The)	164,000	602,170
Justsystems Corp. (a)	13,800	142,216
JVC Kenwood Corp. (d)	94,400	186,734
K’s Holdings Corp. (d)	4,400	127,123
Kadokawa Corp. (d)	10,600	360,045
Kaga Electronics Co., Ltd.	11,800	133,805
Kagome Co., Ltd. (d)	4,300	70,308
Kagoshima Bank, Ltd. (The)	85,000	541,026
Kaken Pharmaceutical Co., Ltd.	39,000	585,434
Kakiyasu Honten Co., Ltd.	4,600	65,129
Kameda Seika Co., Ltd.	8,000	211,749
Kamei Corp.	16,300	128,408
Kanaden Corp.	11,000	74,641
Kanagawa Chuo Kotsu Co., Ltd. (d)	20,000	97,863
Kanamoto Co., Ltd.	15,000	381,510
Kandenko Co., Ltd.	58,000	327,011
Kanematsu Corp.	245,000	403,774
Kanematsu Electronics, Ltd.	7,500	94,633
Kanematsu-NNK Corp. (a)	18,000	28,302
Kanemi Co., Ltd.	100	2,877
Kansai Urban Banking Corp.	140,000	162,472
Kanto Natural Gas Development, Ltd. (a) (b)	16,000	107,568
Kasai Kogyo Co., Ltd.	12,000	81,285
Kasumi Co., Ltd.	22,300	137,789
Katakura Chikkarin Co., Ltd.	8,000	20,456
Katakura Industries Co., Ltd.	13,200	150,099
Kato Sangyo Co., Ltd.	10,500	191,614
Kato Works Co., Ltd.	34,000	218,909
KAWADA TECHNOLOGIES, Inc. (d)	2,400	62,805
Kawai Musical Instruments Manufacturing Co., Ltd.	44,000	78,217
Kawasaki Kinkai Kisen Kaisha, Ltd.	7,000	20,763
Kawasumi Laboratories, Inc.	8,500	49,565
Keihanshin Building Co., Ltd.	14,500	77,598
Keihin Co. Ltd/Minato-Ku Tokyo Japan	31,000	54,374
Keihin Corp.	23,400	363,312
Keiyo Bank, Ltd. (The)	125,000	602,385
Keiyo Co., Ltd. (d)	17,200	76,640
Kenko Mayonnaise Co., Ltd.	5,900	50,393
Kentucky Fried Chicken Japan, Ltd.	4,000	80,339
KEY Coffee, Inc.	10,000	150,319
Kimoto Co., Ltd.	10,200	94,755
King Jim Co., Ltd.	5,800	37,423
Kinki Sharyo Co., Ltd.	21,000	65,545
Kintetsu World Express, Inc.	7,400	297,926
Kinugawa Rubber Industrial Co., Ltd.	28,000	138,998

Japan—(Continued)
Kisoji Co., Ltd. (d)	7,300	129,042
Kissei Pharmaceutical Co., Ltd.	14,600	359,822
Kita-Nippon Bank, Ltd. (The) (d)	4,900	123,730
Kitagawa Iron Works Co., Ltd.	50,000	96,126
Kitamura Co., Ltd.	3,700	21,400
Kitano Construction Corp.	22,000	51,141
Kito Corp.	4,900	97,567
Kitz Corp. (d)	59,100	296,961
Kiyo Bank, Ltd. (The) (a)	35,300	471,306
KLab, Inc. (a) (d)	14,800	113,055
Koa Corp.	18,900	194,306
Koatsu Gas Kogyo Co., Ltd.	16,000	92,946
Kohnan Shoji Co., Ltd. (d)	17,900	184,576
Kohsoku Corp.	5,400	47,288
Koike Sanso Kogyo Co., Ltd.	7,000	14,045
Kojima Co., Ltd. (a) (d)	12,000	32,618
Kokusai Co., Ltd.	3,400	41,229
Kokuyo Co., Ltd. (d)	48,400	354,798
KOMAIHALTEC, Inc.	24,000	76,150
Komatsu Seiren Co., Ltd.	19,000	101,304
Komatsu Wall Industry Co., Ltd.	3,800	74,798
Komeri Co., Ltd. (d)	16,100	412,011
Komori Corp.	41,600	708,839
Konaka Co., Ltd.	10,700	95,416
Kondotec, Inc.	11,200	79,281
Konishi Co., Ltd.	9,200	172,558
Kosaido Co., Ltd. (a)	3,700	20,456
Kose Corp.	15,700	498,735
Koshidaka Holdings Co., Ltd.	2,000	55,958
Kotobuki Spirits Co., Ltd.	2,600	44,384
Krosaki Harima Corp.	24,000	57,306
KRS Corp.	3,700	36,619
KU Holdings Co., Ltd.	4,000	54,431
Kumiai Chemical Industry Co., Ltd.	28,000	190,434
Kura Corp.	6,200	93,610
Kurabo Industries, Ltd. (d)	132,000	233,717
Kureha Corp. (d)	82,000	419,629
Kurimoto, Ltd.	63,000	149,373
Kuroda Electric Co., Ltd. (d)	19,200	288,235
Kusuri No. Aoki Co., Ltd.	1,700	94,981
KYB Co., Ltd.	80,000	421,164
Kyodo Printing Co., Ltd.	51,000	140,711
Kyodo Shiryo Co., Ltd.	41,000	43,649
Kyoei Steel, Ltd. (d)	10,000	188,756
Kyoei Tanker Co., Ltd. (a)	9,000	21,865
Kyokuto Boeki Kaisha, Ltd. (a)	9,000	19,344
Kyokuto Kaihatsu Kogyo Co., Ltd.	20,200	260,791
Kyokuto Securities Co., Ltd.	2,000	40,640
Kyokuyo Co., Ltd.	45,000	113,876
KYORIN Holdings, Inc.	25,000	535,327
Kyoritsu Maintenance Co., Ltd. (d)	6,000	215,578
Kyoritsu Printing Co., Ltd.	6,800	18,158
Kyosan Electric Manufacturing Co., Ltd.	31,000	102,395
Kyoto Kimono Yuzen Co., Ltd.	7,300	75,312
Kyowa Electronics Instruments Co., Ltd.	8,000	30,440
Kyowa Exeo Corp.	45,100	596,803
Kyowa Leather Cloth Co., Ltd.	3,300	14,724

See accompanying notes to financial statements.

MSF-22

Metropolitan Series Fund

Met/Dimensional International Small Company Portfolio

Schedule of Investments as of December 31, 2013

Common Stocks—(Continued)

Security Description	Shares	Value

Japan—(Continued)
Kyudenko Corp.	26,000	$176,892
LAC Co., Ltd.	5,900	38,070
Land Business Co., Ltd.	7,100	31,934
Lasertec Corp. (d)	9,600	93,123
LEC, Inc.	4,400	50,650
Life Corp.	15,500	246,852
Lintec Corp.	24,200	448,602
Lion Corp. (d)	77,000	429,906
Look, Inc.	21,000	55,949
Macnica, Inc.	6,300	168,440
Macromill, Inc. (d)	22,800	169,207
Maeda Corp.	74,000	490,975
Maeda Road Construction Co., Ltd.	36,000	591,964
Maezawa Kasei Industries Co., Ltd.	6,800	69,479
Maezawa Kyuso Industries Co., Ltd.	5,600	69,755
Makino Milling Machine Co., Ltd.	64,000	552,613
Mamiya-Op Co., Ltd.	28,000	65,383
Mandom Corp.	9,500	300,810
Mani, Inc. (d)	2,500	85,198
Mars Engineering Corp. (d)	5,300	98,068
Marubun Corp.	8,200	44,403
Marudai Food Co., Ltd.	60,000	175,640
Maruei Department Store Co., Ltd. (a) (d)	8,000	18,265
Maruetsu, Inc. (The)	24,000	79,182
Marufuji Sheet Piling Co., Ltd.	13,000	34,236
Maruha Nichiro Holdings, Inc.	212,000	368,964
Maruka Machinery Co., Ltd.	2,900	37,668
Marukyu Co., Ltd.	1,300	12,193
Marusan Securities Co., Ltd. (d)	40,600	379,143
Maruwa Co., Ltd. (d)	5,400	182,010
Maruyama Manufacturing Co., Inc.	24,000	62,201
Maruzen CHI Holdings Co., Ltd. (a)	18,800	55,075
Maruzen Showa Unyu Co., Ltd.	35,000	121,142
Marvelous AQL, Inc. (d)	17,000	126,142
Matsuda Sangyo Co., Ltd.	9,000	120,469
Matsui Construction Co., Ltd.	9,000	36,221
Matsumotokiyoshi Holdings Co., Ltd. (d)	16,200	565,997
Matsuya Foods Co., Ltd. (d)	4,800	78,932
Max Co., Ltd.	22,000	241,947
Maxvalu Nishinihon Co., Ltd.	2,400	32,989
Maxvalu Tokai Co., Ltd.	5,000	73,159
MEC Co., Ltd.	9,400	61,103
Medical System Network Co., Ltd.	7,900	35,814
Megachips Corp.	11,000	168,155
Megmilk Snow Brand Co., Ltd. (d)	24,000	302,482
Meidensha Corp.	91,000	340,150
Meiji Shipping Co., Ltd.	8,500	38,627
Meiko Electronics Co., Ltd. (d)	7,500	56,988
Meiko Network Japan Co., Ltd.	7,200	77,053
Meisei Industrial Co., Ltd.	23,000	93,820
Meitec Corp.	14,900	404,064
Meito Sangyo Co., Ltd.	4,500	44,660
Meito Transportation Co., Ltd.	2,800	17,663
Meiwa Corp.	10,900	39,814
Meiwa Estate Co., Ltd. (a)	8,300	40,440
Melco Holdings, Inc. (d)	7,800	100,721
Message Co., Ltd.	8,000	246,656

Japan—(Continued)
Michinoku Bank, Ltd. (The) (d)	82,000	160,519
Micronics Japan Co., Ltd.	7,700	386,917
Mie Bank, Ltd. (The)	54,000	116,600
Mikuni Corp.	3,000	11,461
Milbon Co., Ltd. (d)	6,960	272,447
Mimasu Semiconductor Industry Co., Ltd.	10,500	89,732
Minato Bank, Ltd. (The)	86,000	142,965
Ministop Co., Ltd.	9,100	142,143
Miraial Co., Ltd.	2,900	43,367
Mirait Holdings Corp.	34,700	308,371
Miroku Jyoho Service Co., Ltd.	7,000	26,361
Misawa Homes Co., Ltd.	15,900	245,076
Mitani Corp.	9,700	200,733
Mitani Sekisan Co., Ltd.	5,000	62,874
Mito Securities Co., Ltd.	32,000	156,998
Mitsuba Corp.	21,000	341,744
Mitsubishi Kakoki Kaisha, Ltd. (a)	43,000	72,424
Mitsubishi Nichiyu Forklift Co., Ltd. (d)	16,000	115,635
Mitsubishi Paper Mills, Ltd. (a)	198,000	173,327
Mitsubishi Pencil Co., Ltd.	10,800	240,289
Mitsubishi Research Institute, Inc.	3,300	66,867
Mitsubishi Shokuhin Co., Ltd. (d)	5,500	133,705
Mitsubishi Steel Manufacturing Co., Ltd.	91,000	231,474
Mitsuboshi Belting Co., Ltd.	31,000	177,550
Mitsui Engineering & Shipbuilding Co., Ltd.	414,000	855,049
Mitsui High-Tec, Inc.	17,500	129,682
Mitsui Home Co., Ltd.	17,000	83,383
Mitsui Knowledge Industry Co., Ltd. (d)	33,800	49,135
Mitsui Matsushima Co., Ltd.	82,000	127,939
Mitsui Mining & Smelting Co., Ltd.	320,000	984,408
Mitsui Sugar Co., Ltd.	54,000	207,617
Mitsui-Soko Co., Ltd.	17,000	79,155
Mitsumi Electric Co., Ltd. (a)	60,000	501,528
Mitsumura Printing Co., Ltd.	5,000	13,109
Mitsuuroko Holdings Co., Ltd.	19,900	107,245
Miura Co., Ltd. (d)	15,500	387,554
Miyaji Engineering Group, Inc. (a)	36,000	98,234
Miyazaki Bank, Ltd. (The)	98,000	274,246
Miyoshi Oil & Fat Co., Ltd.	40,000	59,771
Mizuno Corp. (d)	46,000	233,420
Mochida Pharmaceutical Co., Ltd.	6,600	392,221
Modec, Inc.	7,000	201,227
Monex Group, Inc.	3,000	13,486
Money Partners Group Co., Ltd.	11,900	31,817
Monogatari Corp. (The)	1,900	57,366
MORESCO Corp.	3,000	54,108
Morinaga & Co., Ltd.	114,000	234,142
Morinaga Milk Industry Co., Ltd.	104,000	308,445
Morita Holdings Corp.	25,000	210,224
Morozoff, Ltd.	13,000	39,040
Mory Industries, Inc.	18,000	71,059
MOS Food Services, Inc.	12,700	240,922
Moshi Moshi Hotline, Inc.	22,400	240,031
Mr Max Corp.	10,500	32,838
MTI, Ltd. (d)	4,300	68,392
Murakami Corp.	3,000	40,598
Musashi Seimitsu Industry Co., Ltd. (d)	11,200	242,810

See accompanying notes to financial statements.

MSF-23

Metropolitan Series Fund

Met/Dimensional International Small Company Portfolio

Schedule of Investments as of December 31, 2013

Common Stocks—(Continued)

Security Description	Shares	Value

Japan—(Continued)
Musashino Bank, Ltd. (The)	18,100	$608,354
Mutoh Holdings Co., Ltd.	7,000	35,247
NAC Co., Ltd.	5,300	83,704
Nachi-Fujikoshi Corp.	77,000	435,238
Nafco Co., Ltd.	1,400	21,157
Nagaileben Co., Ltd.	7,200	108,740
Nagano Bank, Ltd. (The)	49,000	84,818
Nagano Keiki Co., Ltd.	4,200	27,859
Nagatanien Co., Ltd.	14,000	121,873
Nagawa Co., Ltd.	3,400	66,920
Nakabayashi Co., Ltd.	24,000	48,114
Nakamuraya Co., Ltd.	26,000	97,875
Nakanishi, Inc.	200	28,619
Nakano Corp.	4,000	9,521
Nakayama Steel Works, Ltd. (a) (d)	63,000	56,917
Nakayamafuku Co., Ltd.	2,000	15,823
Namura Shipbuilding Co., Ltd.	16,100	217,940
Nanto Bank, Ltd. (The)	115,000	429,656
Natori Co., Ltd.	4,000	38,334
NDS Co., Ltd.	27,000	74,641
NEC Capital Solutions, Ltd.	5,500	150,841
NEC Fielding, Ltd.	9,800	109,179
NEC Networks & System Integration Corp.	12,200	294,993
NET One Systems Co., Ltd. (d)	47,900	314,061
Neturen Co., Ltd.	18,300	150,575
New Japan Chemical Co., Ltd. (a) (d)	20,100	53,745
Nice Holdings, Inc.	40,000	94,932
Nichi-iko Pharmaceutical Co., Ltd. (d)	8,800	135,825
Nichia Steel Works, Ltd.	13,000	50,663
Nichias Corp.	54,000	370,319
Nichiban Co., Ltd.	14,000	48,830
Nichicon Corp.	33,700	327,119
Nichiden Corp.	4,000	84,570
Nichiha Corp.	12,900	177,189
Nichii Gakkan Co.	24,700	198,105
Nichimo Co., Ltd.	16,000	30,435
Nichirei Corp.	129,000	658,819
Nichireki Co., Ltd.	16,000	159,783
Nidec Copal Electronics Corp.	11,200	65,809
Nifco, Inc.	24,000	636,331
NIFTY Corp.	4,500	51,749
Nihon Chouzai Co., Ltd.	80	2,130
Nihon Dempa Kogyo Co., Ltd.	11,000	94,313
Nihon Eslead Corp.	2,700	29,081
Nihon Kagaku Sangyo Co., Ltd.	3,000	21,162
Nihon Kohden Corp.	18,700	653,403
Nihon M&A Center, Inc.	5,000	337,904
Nihon Nohyaku Co., Ltd.	26,000	372,520
Nihon Parkerizing Co., Ltd.	24,000	500,997
Nihon Plast Co., Ltd.	2,500	17,158
Nihon Shokuhin Kako Co., Ltd.	3,000	10,199
Nihon Tokushu Toryo Co., Ltd.	2,200	12,892
Nihon Unisys, Ltd.	9,900	86,985
Nihon Yamamura Glass Co., Ltd.	54,000	95,442
Nikkato Corp.	300	1,173
Nikkiso Co., Ltd.	31,000	390,351
Nikko Co., Ltd. (d)	17,000	118,508

Japan—(Continued)
Nippon Beet Sugar Manufacturing Co., Ltd.	71,000	125,597
Nippon Carbon Co., Ltd. (d)	71,000	133,867
Nippon Ceramic Co., Ltd. (d)	8,500	133,033
Nippon Chemi-Con Corp. (a) (d)	89,000	342,777
Nippon Chemical Industrial Co., Ltd. (a)	55,000	74,900
Nippon Chemiphar Co., Ltd.	14,000	62,407
Nippon Chutetsukan KK	2,000	4,477
Nippon Coke & Engineering Co., Ltd.	148,000	190,092
Nippon Columbia Co., Ltd. (a)	4,100	23,705
Nippon Concrete Industries Co., Ltd. (d)	14,000	64,268
Nippon Conveyor Co., Ltd. (a) (d)	24,000	32,421
Nippon Denko Co., Ltd.	60,000	180,937
Nippon Densetsu Kogyo Co., Ltd.	21,000	285,882
Nippon Felt Co., Ltd.	8,600	37,742
Nippon Filcon Co., Ltd.	5,200	22,017
Nippon Fine Chemical Co., Ltd.	5,800	36,261
Nippon Flour Mills Co., Ltd. (d)	64,000	315,490
Nippon Formula Feed Manufacturing Co., Ltd.	43,000	49,908
Nippon Gas Co., Ltd.	15,400	163,866
Nippon Hume Corp.	11,000	96,679
Nippon Jogesuido Sekkei Co., Ltd. (d)	3,300	40,192
Nippon Kanzai Co., Ltd.	3,300	61,749
Nippon Kasei Chemical Co., Ltd.	18,000	24,830
Nippon Kinzoku Co., Ltd. (a)	29,000	39,160
Nippon Kodoshi Corp.	700	8,827
Nippon Koei Co., Ltd.	42,000	176,883
Nippon Konpo Unyu Soko Co., Ltd.	31,000	558,844
Nippon Koshuha Steel Co., Ltd. (a)	47,000	47,439
Nippon Kucho Service Co., Ltd.	3,000	32,509
Nippon Light Metal Holdings Co., Ltd. (d)	301,800	408,341
Nippon Paper Industries Co., Ltd. (d)	20,100	373,759
Nippon Parking Development Co., Ltd.	803	62,151
Nippon Pillar Packing Co., Ltd.	13,000	89,586
Nippon Piston Ring Co., Ltd.	50,000	95,753
Nippon Rietec Co., Ltd.	7,000	48,280
Nippon Road Co., Ltd. (The)	43,000	242,917
Nippon Seiki Co., Ltd.	24,000	464,432
Nippon Seiro Co., Ltd.	2,000	4,867
Nippon Seisen Co., Ltd.	10,000	44,017
Nippon Sharyo, Ltd. (d)	37,000	183,964
Nippon Sheet Glass Co., Ltd. (a)	527,000	687,436
Nippon Shinyaku Co., Ltd.	27,000	525,631
Nippon Signal Co., Ltd. (d)	32,400	273,922
Nippon Soda Co., Ltd.	79,000	504,388
Nippon Steel & Sumikin Bussan (d)	96,960	363,194
Nippon Steel & Sumikin Texeng	29,000	120,654
Nippon Suisan Kaisha, Ltd. (a)	142,400	323,657
Nippon Synthetic Chemical Industry Co., Ltd. (The)	33,000	296,166
Nippon Thompson Co., Ltd.	48,000	266,755
Nippon Valqua Industries, Ltd.	47,000	126,544
Nipro Corp. (d)	55,400	501,406
Nishi-Nippon Railroad Co., Ltd.	21,000	77,629
Nishikawa Rubber Co., Ltd.	1,200	20,677
Nishimatsu Construction Co., Ltd.	191,000	608,553
Nishimatsuya Chain Co., Ltd.	28,600	224,688
Nishio Rent All Co., Ltd.	8,900	225,380

See accompanying notes to financial statements.

MSF-24

Metropolitan Series Fund

Met/Dimensional International Small Company Portfolio

Schedule of Investments as of December 31, 2013

Common Stocks—(Continued)

Security Description	Shares	Value

Japan—(Continued)
Nissan Shatai Co., Ltd.	2,000	$29,075
Nissan Tokyo Sales Holdings Co., Ltd.	11,000	47,840
Nissei ASB Machine Co., Ltd.	2,100	51,951
Nissei Corp.	3,700	31,704
Nissei Plastic Industrial Co., Ltd.	7,100	42,151
Nissen Holdings Co., Ltd. (d)	17,900	68,713
Nisshin Fudosan Co.	18,400	76,751
Nisshin Oillio Group, Ltd. (The) (d)	65,000	211,253
Nisshin Steel Holdings Co., Ltd.	35,896	430,434
Nisshinbo Holdings, Inc.	82,000	789,607
Nissin Corp.	44,000	123,984
Nissin Electric Co., Ltd.	30,000	183,509
Nissin Kogyo Co., Ltd.	20,000	424,146
Nissin Sugar Co., Ltd.	2,400	48,527
Nissui Pharmaceutical Co., Ltd.	6,000	62,536
Nitta Corp.	12,800	282,412
Nittan Valve Co., Ltd.	6,300	19,218
Nittetsu Mining Co., Ltd.	38,000	187,458
Nitto Boseki Co., Ltd. (d)	88,000	465,176
Nitto FC Co., Ltd.	4,500	26,242
Nitto Fuji Flour Milling Co., Ltd.	4,000	11,898
Nitto Kogyo Corp.	15,100	255,923
Nitto Kohki Co., Ltd.	7,300	131,049
Nitto Seiko Co., Ltd.	15,000	49,379
Nittoc Construction Co., Ltd.	13,550	51,309
Nittoku Engineering Co., Ltd. (d)	8,700	79,271
Noevir Holdings Co., Ltd.	9,900	179,248
NOF Corp.	83,000	590,975
Nohmi Bosai, Ltd.	13,000	128,569
Nomura Co., Ltd.	21,000	175,188
Noritake Co., Ltd.	75,000	183,962
Noritsu Koki Co., Ltd.	8,000	50,490
Noritz Corp.	15,800	338,555
North Pacific Bank, Ltd.	132,800	540,799
NS Solutions Corp.	9,000	199,147
NS United Kaiun Kaisha, Ltd. (a)	67,000	197,385
NSD Co., Ltd.	20,900	247,637
Nuflare Technology, Inc.	1,300	161,656
Obara Group, Inc.	6,400	200,329
Obayashi Road Corp.	16,000	88,368
OBIC Business Consultants, Ltd.	5,500	179,427
Oenon Holdings, Inc.	34,000	78,890
Ogaki Kyoritsu Bank, Ltd. (The)	177,000	487,070
Ohara, Inc.	4,700	28,767
Ohashi Technica, Inc.	4,600	41,996
Ohsho Food Service Corp. (d)	5,400	165,251
Oiles Corp.	14,000	283,445
Oita Bank, Ltd. (The)	104,000	385,788
Okabe Co., Ltd.	25,700	303,390
Okamoto Industries, Inc.	44,000	137,218
Okamoto Machine Tool Works, Ltd. (a)	27,000	30,818
Okamura Corp.	32,000	272,150
Okaya Electric Industries Co., Ltd.	8,900	31,642
OKI Electric Cable Co., Ltd. (a)	6,000	11,414
Okinawa Cellular Telephone Co.	5,800	151,968
Okinawa Electric Power Co., Inc. (The)	9,300	313,060
OKK Corp. (d)	41,000	55,477

Japan—(Continued)
OKUMA Corp. (d)	70,000	772,666
Okumura Corp.	94,000	435,547
Okura Industrial Co., Ltd.	30,000	103,574
Okuwa Co., Ltd.	11,000	95,565
Olympic Corp.	7,800	55,988
ONO Sokki Co., Ltd.	11,000	46,936
Onoken Co., Ltd.	9,400	118,627
Onward Holdings Co., Ltd.	64,000	485,304
OPT, Inc.	4,700	44,690
Optex Co., Ltd. (d)	6,500	105,826
Organo Corp.	24,000	107,644
Origin Electric Co., Ltd.	19,000	57,951
Osaka Organic Chemical Industry, Ltd.	8,500	38,638
Osaka Steel Co., Ltd. (d)	8,300	144,073
OSAKA Titanium Technologies Co., Ltd. (d)	6,900	120,352
Osaki Electric Co., Ltd. (d)	17,000	88,661
OSG Corp.	35,400	602,041
Otsuka Kagu, Ltd.	5,500	53,619
OUG Holdings, Inc.	7,000	12,836
Oyo Corp.	11,800	180,742
Pacific Industrial Co., Ltd.	24,000	167,273
Pacific Metals Co., Ltd. (d)	81,000	296,862
Pack Corp. (The)	7,800	138,570
Pal Co., Ltd.	5,300	129,677
Paltac Corp.	18,450	239,125
PanaHome Corp.	45,000	331,750
Panasonic Industrial Devices SUNX Co., Ltd.	11,200	52,336
Panasonic Information Systems	1,700	48,977
Paramount Bed Holdings Co., Ltd.	8,000	268,163
Parco Co., Ltd.	11,200	105,628
Paris Miki Holdings, Inc.	17,000	78,037
Pasco Corp.	11,000	51,178
Pasona Group, Inc.	3,700	26,049
Penta-Ocean Construction Co., Ltd.	140,000	492,064
Pilot Corp.	7,300	251,236
Piolax, Inc.	5,900	232,796
Pioneer Corp. (a) (d)	153,800	322,462
Plenus Co., Ltd.	10,400	232,464
Press Kogyo Co., Ltd. (d)	60,000	249,044
Pressance Corp.	2,600	76,271
Prestige International, Inc.	10,400	97,870
Prima Meat Packers, Ltd.	78,000	143,847
Pronexus, Inc.	12,300	78,976
Proto Corp.	6,400	89,450
Qol Co., Ltd.	4,700	27,212
Raito Kogyo Co., Ltd.	29,800	219,122
Relo Holdings, Inc.	5,400	276,729
Renaissance, Inc.	5,100	38,058
Rengo Co., Ltd.	120,000	723,680
Renown, Inc. (a)	29,200	38,053
Resort Solution Co., Ltd.	4,000	9,249
Resorttrust, Inc.	32,800	599,335
Rheon Automatic Machinery Co., Ltd.	5,000	29,216
Rhythm Watch Co., Ltd.	64,000	85,896
Riberesute Corp. (d)	4,300	27,154
Ricoh Leasing Co., Ltd.	9,300	275,809
Right On Co., Ltd.	7,900	55,885

See accompanying notes to financial statements.

MSF-25

Metropolitan Series Fund

Met/Dimensional International Small Company Portfolio

Schedule of Investments as of December 31, 2013

Common Stocks—(Continued)

Security Description	Shares	Value

Japan—(Continued)
Riken Corp.	55,000	$239,656
Riken Keiki Co., Ltd.	8,400	68,812
Riken Technos Corp.	23,000	129,433
Riken Vitamin Co., Ltd.	4,800	102,488
Riso Kagaku Corp.	10,179	209,382
Riso Kyoiku Co., Ltd. (d)	11,590	57,116
Rock Field Co., Ltd.	5,500	98,366
Rohto Pharmaceutical Co., Ltd.	37,000	564,651
Rokko Butter Co., Ltd. (d)	5,500	44,080
Roland Corp.	8,300	112,789
Round One Corp.	43,800	351,829
Royal Holdings Co., Ltd. (d)	15,800	236,719
Ryobi, Ltd.	88,000	355,135
Ryoden Trading Co., Ltd. (d)	18,000	122,759
Ryosan Co., Ltd.	20,500	436,841
Ryoyo Electro Corp. (d)	8,600	88,567
S Foods, Inc.	7,500	76,261
S&B Foods, Inc.	600	20,971
Sagami Chain Co., Ltd.	6,000	51,358
Saibu Gas Co., Ltd.	161,000	377,824
Saizeriya Co., Ltd. (d)	16,200	198,356
Sakai Chemical Industry Co., Ltd.	64,000	197,988
Sakai Heavy Industries, Ltd.	21,000	81,250
Sakai Moving Service Co., Ltd.	2,100	67,338
Sakai Ovex Co., Ltd.	32,000	66,958
Sakata INX Corp.	26,000	247,772
Sakata Seed Corp.	17,300	219,440
Sala Corp.	12,900	61,786
San Holdings, Inc.	2,700	36,267
San-A Co., Ltd.	8,800	240,657
San-Ai Oil Co., Ltd.	34,000	160,077
San-In Godo Bank, Ltd. (The)	92,000	660,949
Sanden Corp. (d)	71,000	338,258
Sanei Architecture Planning Co., Ltd.	4,300	34,211
Sangetsu Co., Ltd. (d)	15,400	384,040
Sanken Electric Co., Ltd.	61,000	450,299
Sanki Engineering Co., Ltd.	35,000	220,380
Sanko Marketing Foods Co., Ltd.	3,100	27,320
Sanko Metal Industrial Co., Ltd.	10,000	24,843
Sankyo Seiko Co., Ltd.	22,100	74,631
Sankyo Tateyama, Inc.	14,200	282,505
Sankyu, Inc.	149,000	581,293
Sanoh Industrial Co., Ltd.	13,800	96,277
Sanshin Electronics Co., Ltd.	16,800	116,288
Sanwa Holdings Corp.	106,000	719,777
Sanyo Chemical Industries, Ltd.	32,000	219,472
Sanyo Denki Co., Ltd.	23,000	143,330
Sanyo Electric Railway Co., Ltd.	5,000	20,002
Sanyo Housing Nagoya Co., Ltd.	5,100	56,693
Sanyo Industries, Ltd.	13,000	23,385
Sanyo Shokai, Ltd. (d)	73,000	197,839
Sanyo Special Steel Co., Ltd.	67,000	328,101
Sapporo Holdings, Ltd. (d)	173,000	727,703
Sasebo Heavy Industries Co., Ltd. (a)	74,000	83,158
Sata Construction Co., Ltd.	42,000	57,192
Sato Holdings Corp. (d)	11,900	270,178
Sato Shoji Corp.	6,500	41,794

Japan—(Continued)
Satori Electric Co., Ltd.	7,100	42,157
Sawada Holdings Co., Ltd. (d)	12,700	155,319
Sawai Pharmaceutical Co., Ltd.	6,800	438,997
Saxa Holdings, Inc.	33,000	50,552
SBS Holdings, Inc.	2,300	34,333
Scroll Corp.	15,700	50,884
SEC Carbon, Ltd.	7,000	21,953
Secom Joshinetsu Co., Ltd.	900	21,620
Seibu Electric Industry Co., Ltd.	12,000	52,117
Seika Corp.	34,000	80,510
Seikagaku Corp.	13,400	163,964
Seikitokyu Kogyo Co., Ltd. (a)	64,000	87,450
Seiko Holdings Corp.	44,000	217,334
Seiko PMC Corp. (d)	6,300	28,606
Seino Holdings Co., Ltd.	56,000	590,339
Seiren Co., Ltd.	29,600	235,480
Sekisui Jushi Corp.	18,000	255,796
Sekisui Plastics Co., Ltd.	24,000	64,332
Senko Co., Ltd. (d)	52,000	269,780
Senshu Electric Co., Ltd.	3,200	36,811
Senshu Ikeda Holdings, Inc.	102,900	479,016
Senshukai Co., Ltd. (d)	18,700	156,599
Septeni Holdings Co., Ltd.	8,000	99,357
Seria Co., Ltd.	4,700	189,181
Shibaura Electronics Co., Ltd.	2,800	45,995
Shibaura Mechatronics Corp. (a) (d)	18,000	41,611
Shibusawa Warehouse Co., Ltd. (The)	29,000	114,956
Shibuya Kogyo Co., Ltd.	11,600	197,050
Shidax Corp.	9,600	47,884
Shiga Bank, Ltd. (The)	96,000	505,006
Shikibo, Ltd.	83,000	106,621
Shikoku Bank, Ltd. (The)	108,000	242,550
Shikoku Chemicals Corp.	21,000	159,033
Shima Seiki Manufacturing, Ltd.	16,300	306,681
Shimachu Co., Ltd.	27,300	646,752
SHIMANE BANK, Ltd. (The) (d)	2,500	31,226
Shimizu Bank, Ltd. (The)	5,400	144,917
Shimojima Co., Ltd.	6,300	58,623
Shin Nippon Air Technologies Co., Ltd.	7,300	44,017
Shin-Etsu Polymer Co., Ltd.	28,500	102,713
Shin-Keisei Electric Railway Co., Ltd.	23,000	81,261
Shinagawa Refractories Co., Ltd.	27,000	57,520
Shindengen Electric Manufacturing Co., Ltd.	45,000	273,771
Shinkawa, Ltd.	5,300	34,626
Shinko Electric Industries Co., Ltd. (d)	40,300	334,679
Shinko Plantech Co., Ltd.	23,800	185,061
Shinko Shoji Co., Ltd. (d)	13,500	112,641
Shinko Wire Co., Ltd.	12,000	21,851
Shinmaywa Industries, Ltd.	54,000	469,026
Shinnihon Corp.	19,000	60,109
Shinsho Corp.	30,000	67,968
Shinwa Co., Ltd.	3,900	43,802
Ship Healthcare Holdings, Inc.	16,600	644,648
Shiroki Corp.	31,000	66,121
Shizuki Electric Co., Inc.	8,000	34,837
Shizuoka Gas Co., Ltd.	31,500	187,391
Shobunsha Publications, Inc.	6,700	41,447

See accompanying notes to financial statements.

MSF-26

Metropolitan Series Fund

Met/Dimensional International Small Company Portfolio

Schedule of Investments as of December 31, 2013

Common Stocks—(Continued)

Security Description	Shares	Value

Japan—(Continued)
Shoei Foods Corp.	4,300	$32,027
Shofu, Inc.	3,900	32,443
Shoko Co., Ltd. (d)	39,000	61,185
Showa Aircraft Industry Co., Ltd. (d)	5,000	58,999
Showa Corp.	29,300	472,775
Showa Sangyo Co., Ltd.	46,000	139,932
Siix Corp. (d)	8,900	108,167
Sinanen Co., Ltd.	27,000	105,460
Sinfonia Technology Co., Ltd.	58,000	93,319
Sinko Industries, Ltd.	7,600	61,211
Sintokogio, Ltd.	29,200	219,285
SKY Perfect JSAT Holdings, Inc.	87,000	471,368
SMK Corp.	40,000	265,223
SNT Corp.	10,900	42,452
Soda Nikka Co., Ltd.	7,000	29,401
Sodick Co., Ltd.	28,100	124,811
Soft99 Corp.	5,100	33,299
Softbank Technology Corp. (d)	1,600	26,288
Software Service, Inc.	1,500	49,577
Sogo Medical Co., Ltd.	2,800	106,688
Soshin Electric Co., Ltd.	1,500	5,446
Sotetsu Holdings, Inc.	6,000	20,537
Sotoh Co., Ltd.	4,300	37,094
Space Co., Ltd.	5,800	50,776
SPK Corp. (d)	2,500	43,717
Square Enix Holdings Co., Ltd. (d)	36,000	630,216
SRA Holdings	5,600	68,914
Srg Takamiya Co., Ltd.	2,600	28,891
ST Corp.	6,900	65,195
St. Marc Holdings Co., Ltd.	4,400	210,262
Star Micronics Co., Ltd. (d)	23,400	272,832
Starbucks Coffee Japan, Ltd. (d)	4,300	47,642
Starts Corp., Inc.	4,500	64,531
Starzen Co., Ltd.	38,000	98,559
Stella Chemifa Corp.	5,600	84,404
Step Co., Ltd.	4,100	31,856
Studio Alice Co., Ltd.	4,900	64,505
Subaru Enterprise Co., Ltd.	1,000	3,755
Sugimoto & Co., Ltd.	3,800	35,566
Sumida Corp.	8,500	41,766
Suminoe Textile Co., Ltd.	31,000	85,500
Sumitomo Bakelite Co., Ltd.	109,000	392,097
Sumitomo Densetsu Co., Ltd.	10,500	151,246
Sumitomo Forestry Co., Ltd.	400	4,663
Sumitomo Mitsui Construction Co., Ltd. (a) (d)	119,000	145,166
Sumitomo Osaka Cement Co., Ltd.	230,000	884,101
Sumitomo Precision Products Co., Ltd.	21,000	90,482
Sumitomo Real Estate Sales Co., Ltd.	8,760	268,533
Sumitomo Seika Chemicals Co., Ltd.	30,000	246,148
Sumitomo Warehouse Co., Ltd. (The)	73,000	422,717
Sun-Wa Technos Corp.	3,900	32,770
Suncall Corp.	11,000	71,957
SWCC Showa Holdings Co., Ltd. (a) (d)	163,000	165,824
Systena Corp.	12,600	89,329
T Hasegawa Co., Ltd.	11,800	162,516
T RAD Co., Ltd.	41,000	111,454
T&K Toka Co., Ltd.	5,600	122,537

Japan—(Continued)
Tachi-S Co., Ltd. (d)	15,100	209,051
Tachibana Eletech Co., Ltd.	5,900	77,969
Tadano, Ltd.	46,000	618,443
Taihei Dengyo Kaisha, Ltd.	20,000	124,880
Taiheiyo Kouhatsu, Inc. (d)	46,000	48,641
Taiho Kogyo Co., Ltd.	9,800	114,297
Taikisha, Ltd.	15,800	351,022
Taiko Bank, Ltd. (The)	41,000	90,465
Taiko Pharmaceutical Co., Ltd.	4,300	97,980
Taisei Lamick Co., Ltd. (d)	2,700	65,700
Taiyo Holdings Co., Ltd.	7,500	236,074
Taiyo Yuden Co., Ltd. (d)	22,500	294,031
Taka-Q, Ltd.	6,000	17,337
Takachiho Koheki Co., Ltd.	400	3,847
Takagi Securities Co., Ltd.	18,000	70,126
Takamatsu Construction Group Co., Ltd. (d)	8,100	145,772
Takano Co., Ltd.	6,000	32,507
Takaoka Toko Holdings Co., Ltd. (d)	5,365	99,938
Takara Leben Co., Ltd. (d)	15,600	53,194
Takara Printing Co., Ltd.	3,100	20,979
Takara Standard Co., Ltd.	52,000	392,233
Takasago International Corp.	48,000	270,104
Takasago Thermal Engineering Co., Ltd.	33,300	281,965
Takashima & Co., Ltd.	25,000	61,353
Take And Give Needs Co., Ltd.	4,710	102,591
Takeei Corp. (d)	8,700	105,987
Takeuchi Manufacturing Co., Ltd.	7,000	157,430
Takihyo Co., Ltd.	13,000	51,019
Takiron Co., Ltd.	27,000	111,373
Takisawa Machine Tool Co., Ltd.	35,000	49,339
Takuma Co., Ltd.	41,000	359,682
Tamron Co., Ltd. (d)	9,600	232,907
Tamura Corp.	47,000	129,292
Tanseisha Co., Ltd. (d)	11,000	75,048
Tatsuta Electric Wire and Cable Co., Ltd. (d)	24,100	145,733
Tayca Corp.	17,000	49,142
TBK Co., Ltd.	14,000	76,087
TECHNO ASSOCIE Co., Ltd.	300	3,124
Techno Medica Co., Ltd.	2,400	48,293
Techno Ryowa, Ltd.	4,800	22,144
Tecmo Koei Holdings Co., Ltd. (d)	12,200	144,195
Teikoku Electric Manufacturing Co., Ltd.	4,700	118,330
Teikoku Sen-I Co., Ltd.	13,000	150,407
Teikoku Tsushin Kogyo Co., Ltd.	24,000	40,637
Tekken Corp. (a) (d)	82,000	253,487
Temp Holdings Co., Ltd. (d)	7,400	196,781
Ten Allied Co., Ltd. (a)	2,600	7,608
Tenma Corp.	6,200	97,080
Teraoka Seisakusho Co., Ltd.	200	797
Tigers Polymer Corp.	2,200	9,564
TKC Corp.	12,400	210,805
Toa Corp. (a)	127,000	400,528
Toa Oil Co., Ltd. (d)	37,000	73,252
TOA ROAD Corp.	26,000	130,638
Toabo Corp.	56,000	42,596
Toagosei Co., Ltd.	109,000	467,035
Tobishima Corp. (a)	69,900	121,953

See accompanying notes to financial statements.

MSF-27

Metropolitan Series Fund

Met/Dimensional International Small Company Portfolio

Schedule of Investments as of December 31, 2013

Common Stocks—(Continued)

Security Description	Shares	Value

Japan—(Continued)
Tobu Store Co., Ltd.	11,000	$27,181
TOC Co., Ltd.	34,100	272,486
Tocalo Co., Ltd.	8,800	136,918
Tochigi Bank, Ltd. (The)	67,000	259,610
Toda Corp.	120,000	417,585
Toda Kogyo Corp.	22,000	60,719
Toei Animation Co., Ltd.	2,500	61,286
Toei Co., Ltd.	37,000	209,321
Toenec Corp.	20,000	119,902
Toho Bank, Ltd. (The)	115,000	358,560
Toho Co., Ltd.	20,000	72,063
Toho Holdings Co., Ltd.	25,000	401,274
Toho Titanium Co., Ltd. (d)	18,600	129,910
Toho Zinc Co., Ltd.	85,000	284,781
Tohoku Bank, Ltd. (The)	56,000	79,903
Tohokushinsha Film Corp.	4,800	39,775
Tohto Suisan Co., Ltd.	22,000	44,258
Tokai Carbon Co., Ltd.	112,000	391,074
Tokai Corp.	5,500	160,732
TOKAI Holdings Corp.	52,700	177,428
Tokai Lease Co., Ltd.	16,000	28,590
Tokai Rubber Industries, Ltd.	21,500	210,235
Token Corp.	4,160	199,877
Tokushu Tokai Paper Co., Ltd.	60,000	122,544
Tokuyama Corp. (d)	196,000	744,407
Tokyo Derica Co., Ltd.	3,900	56,249
Tokyo Dome Corp.	94,000	622,821
Tokyo Electron Device, Ltd.	2,400	35,591
Tokyo Energy & Systems, Inc.	15,000	77,635
Tokyo Keiki, Inc. (d)	32,000	95,317
Tokyo Ohka Kogyo Co., Ltd.	21,000	449,554
Tokyo Rakutenchi Co., Ltd.	17,000	79,597
Tokyo Rope Manufacturing Co., Ltd. (a) (d)	55,000	86,467
Tokyo Sangyo Co., Ltd.	12,000	43,480
Tokyo Seimitsu Co., Ltd.	19,900	419,226
Tokyo Steel Manufacturing Co., Ltd. (a) (d)	72,200	375,910
Tokyo Tekko Co., Ltd.	29,000	112,898
Tokyo Theatres Co., Inc.	42,000	63,131
Tokyo Tomin Bank, Ltd. (The)	21,500	223,601
Tokyu Construction Co., Ltd. (a) (d)	22,480	113,954
Tokyu Recreation Co., Ltd.	6,000	32,879
Toli Corp.	30,000	62,247
Tomato Bank, Ltd.	62,000	104,381
Tomen Devices Corp.	1,500	25,014
Tomen Electronics Corp.	6,500	71,590
Tomoe Corp.	16,000	76,921
Tomoe Engineering Co., Ltd.	3,600	57,619
Tomoegawa Co., Ltd.	12,000	22,733
Tomoku Co., Ltd.	37,000	127,497
TOMONY Holdings, Inc.	83,600	338,764
Tomy Co., Ltd.	38,000	169,414
Tonami Holdings Co., Ltd.	32,000	65,700
Toppan Forms Co., Ltd.	28,300	259,579
Topre Corp.	23,700	351,440
Topy Industries, Ltd.	122,000	226,511
Toridoll.corp (d)	9,000	80,668
Torigoe Co., Ltd. (The)	9,200	58,431

Japan—(Continued)
Torii Pharmaceutical Co., Ltd.	5,600	164,609
Torishima Pump Manufacturing Co., Ltd.	11,600	116,185
Tosei Corp.	13,200	108,312
Toshiba Machine Co., Ltd.	62,000	359,016
Toshiba Plant Systems & Services Corp.	21,000	313,477
Toshiba TEC Corp.	69,000	479,121
Tosho Co., Ltd.	3,500	60,350
Tosho Printing Co., Ltd.	26,000	87,559
Totetsu Kogyo Co., Ltd.	16,000	301,052
Tottori Bank, Ltd. (The)	37,000	68,661
Toukei Computer Co., Ltd.	2,200	31,261
Towa Bank, Ltd. (The)	178,000	159,167
Towa Corp.	11,100	50,682
Towa Pharmaceutical Co., Ltd. (d)	5,200	218,240
Toyo Construction Co., Ltd.	41,099	145,607
Toyo Corp.	15,800	162,965
Toyo Denki Seizo - Toyo Electric Manufacturing Co., Ltd. (d)	23,000	70,908
Toyo Engineering Corp.	62,000	252,740
Toyo Ink SC Holdings Co., Ltd.	107,000	528,923
Toyo Kanetsu KK	68,000	191,095
Toyo Kohan Co., Ltd.	35,000	164,087
Toyo Securities Co., Ltd.	43,000	156,335
Toyo Sugar Refining Co., Ltd.	9,000	8,902
Toyo Tanso Co., Ltd. (d)	7,200	136,966
Toyo Tire & Rubber Co., Ltd.	99,000	565,275
Toyo Wharf & Warehouse Co., Ltd.	30,000	78,119
Toyobo Co., Ltd.	464,000	856,728
TPR Co., Ltd.	12,200	207,501
Trancom Co., Ltd.	3,900	125,455
Transcosmos, Inc.	13,100	251,206
Trusco Nakayama Corp.	10,700	251,900
TS Tech Co., Ltd.	7,300	246,485
TSI Holdings Co., Ltd.	47,805	320,208
Tsubakimoto Chain Co.	77,000	587,783
Tsubakimoto Kogyo Co., Ltd.	8,000	22,668
Tsudakoma Corp. (a)	31,000	50,209
Tsugami Corp.	38,000	227,914
Tsukamoto Corp. Co., Ltd.	21,000	32,423
Tsukishima Kikai Co., Ltd.	13,000	134,070
Tsukuba Bank, Ltd. (The)	47,200	165,156
Tsukui Corp.	13,900	132,218
Tsurumi Manufacturing Co., Ltd.	10,000	98,001
Tsutsumi Jewelry Co., Ltd.	3,800	88,287
TTK Co., Ltd.	4,000	16,951
TV Tokyo Holdings Corp.	3,700	58,963
TYK Corp.	6,000	13,695
U-Shin, Ltd. (d)	16,000	116,910
UACJ Corp.	127,850	484,585
Uchida Yoko Co., Ltd.	32,000	86,582
Ueki Corp.	11,000	22,721
UKC Holdings Corp.	6,200	102,125
Ulvac, Inc. (a)	27,300	361,060
Uniden Corp. (a)	25,000	88,319
Union Tool Co.	7,000	160,626
Unipres Corp. (d)	19,400	363,827
United Arrows, Ltd.	9,300	348,344

See accompanying notes to financial statements.

MSF-28

Metropolitan Series Fund

Met/Dimensional International Small Company Portfolio

Schedule of Investments as of December 31, 2013

Common Stocks—(Continued)

Security Description	Shares	Value

Japan—(Continued)
Universal Entertainment Corp. (d)	8,500	$156,953
UNY Group Holdings Co., Ltd.	55,400	339,366
Uoriki Co., Ltd.	2,100	26,961
Usen Corp. (a) (d)	64,530	258,823
Ushio, Inc.	52,700	700,884
UT Holdings Co., Ltd. (d)	14,200	77,712
Utoc Corp.	5,100	18,299
Valor Co., Ltd.	16,900	223,488
Village Vanguard Co., Ltd. (d)	3,400	44,286
Vital KSK Holdings, Inc.	20,300	141,024
VT Holdings Co., Ltd. (d)	15,900	262,215
Wacoal Holdings Corp. (d)	26,000	264,927
Wacom Co., Ltd.	13,700	96,145
Wakachiku Construction Co., Ltd. (a)	69,000	89,541
Wakamoto Pharmaceutical Co., Ltd. (a)	9,000	23,207
Wakita & Co., Ltd.	20,000	235,676
Warabeya Nichiyo Co., Ltd.	8,400	152,103
Watabe Wedding Corp.	4,400	27,341
WATAMI Co., Ltd. (d)	11,200	147,033
Weathernews, Inc. (d)	3,600	82,189
Welcia Holdings Co., Ltd.	3,900	203,960
Wellnet Corp.	2,700	44,526
West Holdings Corp.	7,200	92,579
Wood One Co., Ltd.	19,000	56,596
Wowow, Inc.	2,700	91,692
Xebio Co., Ltd.	14,100	271,044
Y. A. C. Co., Ltd.	4,900	25,944
Yachiyo Bank, Ltd. (The)	8,500	221,354
Yachiyo Industry Co., Ltd.	5,600	39,137
Yahagi Construction Co., Ltd.	17,100	148,743
Yaizu Suisankagaku Industry Co., Ltd.	4,400	37,317
YAMABIKO Corp.	4,100	125,417
Yamagata Bank, Ltd. (The)	80,000	329,420
Yamaichi Electronics Co., Ltd. (a)	8,200	18,779
Yamanashi Chuo Bank, Ltd. (The)	91,000	396,403
Yamatane Corp. (d)	53,000	91,403
Yamato Corp.	9,000	30,342
Yamato International, Inc.	6,700	28,201
Yamaya Corp.	2,650	52,370
Yamazawa Co., Ltd.	1,000	14,613
Yamazen Corp.	32,100	197,158
Yaoko Co., Ltd.	3,600	141,568
Yashima Denki Co., Ltd.	7,500	31,007
Yasuda Warehouse Co., Ltd. (The)	7,400	81,807
Yellow Hat, Ltd.	10,700	190,950
Yodogawa Steel Works, Ltd.	70,000	302,085
Yokogawa Bridge Holdings Corp.	18,000	264,529
Yokohama Reito Co., Ltd.	26,500	201,133
Yokowo Co., Ltd.	7,900	40,232
Yomeishu Seizo Co., Ltd.	6,000	46,437
Yondenko Corp.	12,000	41,307
Yondoshi Holding, Inc.	11,700	177,249
Yonekyu Corp.	800	6,312
Yonex Co., Ltd.	5,900	33,295
Yorozu Corp. (d)	9,600	175,694
Yoshinoya Holdings Co., Ltd.	1,200	14,691
Yuasa Funashoku Co., Ltd.	8,000	19,099

Japan—(Continued)
Yuasa Trading Co., Ltd.	100,000	204,624
Yuken Kogyo Co., Ltd.	22,000	49,484
Yuki Gosei Kogyo Co., Ltd.	6,000	16,161
Yurtec Corp.	26,000	84,083
Yusen Logistics Co., Ltd. (d)	11,700	147,919
Yushin Precision Equipment Co., Ltd.	4,900	106,587
Yushiro Chemical Industry Co., Ltd.	7,300	69,865
Zappallas, Inc.	4,900	35,738
Zenrin Co., Ltd.	15,700	152,797
Zensho Holdings Co., Ltd. (d)	31,200	334,809
ZERIA Pharmaceutical Co., Ltd.	8,800	214,600
Zojirushi Corp.	10,000	35,541
Zuken, Inc. (d)	7,200	58,314

		214,441,507

Luxembourg—0.0%
L’Occitane International S.A.	56,250	120,735

Netherlands—2.1%
Aalberts Industries NV	53,139	1,701,291
Accell Group	13,869	256,276
AMG Advanced Metallurgical Group NV (a)	17,624	188,343
Amsterdam Commodities NV	10,026	228,314
APERAM (a) (d)	33,328	618,099
Arcadis NV	32,441	1,143,746
ASM International NV	26,751	883,993
Ballast Nedam (a)	1,358	19,663
BE Semiconductor Industries NV	23,461	265,795
Beter Bed Holding NV	10,318	249,879
BinckBank NV	39,299	417,594
Brunel International NV (d)	6,300	386,842
Corbion NV (d)	19,773	419,832
Delta Lloyd NV	91,549	2,277,608
DOCdata NV	1,934	43,239
Exact Holding NV (d)	7,888	255,133
Grontmij (a)	40,836	202,534
Heijmans NV	14,562	210,710
Hunter Douglas NV	2,423	109,757
KAS Bank NV	7,278	97,598
Kendrion NV	4,261	139,779
Koninklijke BAM Groep NV (d)	183,068	958,217
Koninklijke Wessanen NV	54,622	213,853
Macintosh Retail Group NV	7,046	84,682
Nederland Apparatenfabriek	2,742	113,157
Nutreco NV	38,964	1,940,243
Ordina NV (a)	57,689	151,217
PostNL NV (a)	219,352	1,255,132
Royal Imtech NV (a) (d)	38,313	112,887
SBM Offshore NV (a)	103,661	2,118,339
Sligro Food Group NV	13,645	529,317
SNS REAAL NV (a) (b) (c) (d)	105,329	0
Telegraaf Media Groep NV	13,542	169,671
Ten Cate NV	20,330	641,822
TKH Group NV	23,125	810,835
TNT Express NV	6,296	58,561
TomTom NV (a)	76,476	543,464

See accompanying notes to financial statements.

MSF-29

Metropolitan Series Fund

Met/Dimensional International Small Company Portfolio

Schedule of Investments as of December 31, 2013

Common Stocks—(Continued)

Security Description	Shares	Value

Netherlands—(Continued)
Unit4 NV	16,955	$895,692
USG People NV	43,376	578,977
Van Lanschot NV (a)	45	1,108

		21,293,199

New Zealand—0.8%
A2 Corp., Ltd. (a) (d)	134,580	88,649
Abano Healthcare Group, Ltd.	880	4,606
Air New Zealand, Ltd. (d)	170,907	230,679
Bathurst Resources New Zealand, Ltd. (a) (d)	206,414	34,431
Briscoe Group, Ltd.	13,123	25,362
Cavalier Corp., Ltd.	7,259	10,272
Chorus, Ltd.	106,254	125,906
Diligent Board Member Services, Inc. (a) (d)	19,249	60,186
Ebos Group, Ltd.	40,868	324,994
Fisher & Paykel Healthcare Corp., Ltd. (d)	259,685	820,108
Freightways, Ltd.	81,878	318,250
Hallenstein Glasson Holdings, Ltd.	19,012	60,524
Heartland New Zealand, Ltd.	72,313	50,574
Infratil, Ltd.	399,354	745,692
Kathmandu Holdings, Ltd.	23,984	68,852
Mainfreight, Ltd.	40,292	397,064
Methven, Ltd.	19,898	23,087
Michael Hill International, Ltd.	82,929	94,846
Millennium & Copthorne Hotels New Zealand, Ltd.	26,384	15,406
New Zealand Oil & Gas, Ltd.	178,730	117,732
New Zealand Refining Co., Ltd. (The)	27,432	46,424
Nuplex Industries, Ltd. (d)	105,582	294,650
NZX, Ltd.	130,860	132,849
Opus International Consultants, Ltd.	4,000	6,850
Pacific Edge, Ltd. (a)	17,353	19,019
PGG Wrightson, Ltd.	58,545	19,235
Pike River Coal Co., Ltd. (a) (b) (c)	82,575	0
Port of Tauranga, Ltd.	38,167	430,182
Pumpkin Patch, Ltd. (a)	31,660	23,178
Restaurant Brands New Zealand, Ltd.	55,682	128,778
Rubicon, Ltd. (a)	9,922	3,101
Ryman Healthcare, Ltd.	152,639	984,637
Sanford, Ltd.	314	1,204
Skellerup Holdings, Ltd.	29,759	42,360
Sky City Entertainment Group, Ltd.	295,453	906,539
Sky Network Television, Ltd.	107,194	512,952
Tower, Ltd. (d)	74,795	107,756
Trade Me Group, Ltd.	20,069	67,032
TrustPower, Ltd.	13,980	74,852
Vector, Ltd. (d)	163,940	346,283
Warehouse Group, Ltd. (The)	53,562	164,785
Xero, Ltd. (a) (d)	18,201	484,677

		8,414,563

Norway—1.2%
ABG Sundal Collier Holding ASA	167,319	148,106
Algeta ASA (a)	14,218	842,302
American Shipping ASA (a)	2,259	15,323
Archer, Ltd. (a)	40,112	32,982

Norway—(Continued)
Atea ASA	37,179	366,340
Austevoll Seafood ASA	48,445	285,293
Bionor Pharma ASA (a)	16,875	7,487
Bonheur ASA	4,316	91,945
BW Offshore, Ltd.	176,208	210,676
BWG Homes ASA (a)	39,260	74,491
Cermaq ASA (d)	32,403	576,942
Deep Sea Supply plc (a)	53,588	101,575
Det Norske Oljeselskap ASA (a) (d)	25,513	280,578
DNO International ASA (a)	256,355	1,027,822
DOF ASA (a)	26,204	137,276
Ekornes ASA	13,813	186,953
Electromagnetic GeoServices (a) (d)	82,083	106,528
Eltek ASA	122,435	143,599
Evry ASA	25,788	42,307
Farstad Shipping ASA	6,040	133,027
Frontline, Ltd. (a) (d)	36,608	143,519
Ganger Rolf ASA	7,335	154,196
Golden Ocean Group, Ltd.	173,259	417,334
Grieg Seafood ASA (a)	11,731	47,442
Hexagon Composites ASA	3,758	20,065
Hoegh LNG Holdings, Ltd. (a)	15,525	122,629
Hurtigruten ASA (a)	79,346	45,508
Kongsberg Automotive Holding ASA (a)	236,674	226,440
Kvaerner ASA	92,750	176,542
Leroy Seafood Group ASA	9,723	284,690
Nordic Semiconductor ASA (a) (d)	76,341	348,816
Norske Skogindustrier ASA (a) (d)	101,549	79,376
Northern Offshore, Ltd.	47,579	74,025
Norwegian Air Shuttle A/S (a) (d)	12,510	389,890
Norwegian Energy Co. ASA (a) (d)	159,559	5,267
Odfjell SE - A Shares (a)	1,949	13,173
Olav Thon Eiendomsselskap ASA	97	17,133
Opera Software ASA	35,363	484,803
Panoro Energy ASA (a)	64,409	32,385
PhotoCure ASA (a)	5,477	23,207
ProSafe SE (d)	46,555	359,236
Q-Free ASA (a)	24,256	55,933
REC Solar ASA (a)	10,877	151,463
Renewable Energy Corp. ASA (a) (d)	630,934	255,683
Salmar ASA (a)	8,438	103,066
Sevan Marine ASA (a)	19,916	82,397
Siem Offshore, Inc. (a)	86,433	137,515
Solstad Offshore ASA	6,576	130,982
Songa Offshore SE (a) (d)	82,163	42,109
SpareBank 1 SMN	51,820	470,322
SpareBank 1 SR Bank ASA	7,181	71,399
Stolt-Nielsen, Ltd.	9,173	253,370
Tomra Systems ASA	67,216	626,487
TTS Group ASA	18,359	18,748
Veidekke ASA	57,200	460,263
Veripos, Inc.	1,820	11,158
Wilh Wilhelmsen ASA	22,562	211,142
Wilh Wilhelmsen Holding ASA	5,524	184,397

		11,543,662

See accompanying notes to financial statements.

MSF-30

Metropolitan Series Fund

Met/Dimensional International Small Company Portfolio

Schedule of Investments as of December 31, 2013

Common Stocks—(Continued)

Security Description	Shares	Value

Portugal—0.6%
Altri SGPS S.A.	79,420	$244,864
Banco BPI S.A. (a) (d)	241,547	404,174
Banco Comercial Portugues S.A. (a)	5,819,037	1,333,033
Banco Espirito Santo S.A. (a) (d)	286,689	410,141
Mota-Engil SGPS S.A.	40,942	243,584
Novabase SGPS S.A.	7,827	28,107
Portucel Empresa Produtora de Pasta e Papel S.A.	135,397	542,182
REN - Redes Energeticas Nacionais SGPS S.A.	133,701	411,655
Semapa-Sociedade de Investimento e Gestao	48,412	542,414
Sonae (d)	597,292	862,287
Sonae Industria SGPS S.A. (a)	24,230	18,831
Sonaecom - SGPS S.A.	78,934	279,479
Teixeira Duarte S.A.	103,277	126,381
ZON OPTIMUS SGPS S.A. (d)	93,729	696,596

		6,143,728

Singapore—1.6%
Abterra, Ltd. (a)	51,720	26,640
Amara Holdings, Ltd.	105,000	46,679
Amtek Engineering, Ltd. (d)	132,000	49,798
ASL Marine Holdings, Ltd.	105,000	57,438
Ausgroup, Ltd. (a) (d)	267,000	40,031
Baker Technology, Ltd.	166,000	35,603
Banyan Tree Holdings, Ltd. (d)	155,000	81,130
Biosensors International Group, Ltd. (d)	473,000	313,735
Bonvests Holdings, Ltd.	18,000	16,411
Boustead Singapore, Ltd.	160,000	214,631
Breadtalk Group, Ltd.	82,000	58,586
Broadway Industrial Group, Ltd. (a)	138,000	24,770
Bukit Sembawang Estates, Ltd.	72,000	348,149
Bund Center Investment, Ltd.	552,000	94,233
CH Offshore, Ltd.	157,000	52,163
China Aviation Oil Singapore Corp., Ltd.	128,000	106,017
China Merchants Holdings Pacific, Ltd.	53,000	38,888
Chip Eng Seng Corp., Ltd.	327,000	186,870
Chuan Hup Holdings, Ltd.	125,000	25,752
Cityspring Infrastructure Trust	186,000	69,282
Cosco Corp. Singapore, Ltd. (d)	560,000	336,119
Creative Technology, Ltd.	22,600	38,330
CSC Holdings, Ltd.	284,000	22,293
CSE Global, Ltd.	301,000	182,570
CWT, Ltd.	119,000	127,950
Datapulse Technology, Ltd.	106,000	16,721
Delong Holdings, Ltd. (a)	91,000	30,376
DMX Technologies Group, Ltd.	186,000	30,997
Dyna-Mac Holdings, Ltd.	20,000	6,348
Elec & Eltek International Co., Ltd.	23,000	38,809
Eu Yan Sang International, Ltd.	90,000	62,019
Ezion Holdings, Ltd. (d)	406,800	717,897
Ezra Holdings, Ltd. (a) (d)	483,799	528,734
Falcon Energy Group, Ltd.	151,000	44,357
Far East Orchard, Ltd.	95,044	140,657
FJ Benjamin Holdings, Ltd.	106,000	18,084
Food Empire Holdings, Ltd.	118,000	50,426
Fragrance Group, Ltd. (d)	1,352,000	257,179

Singapore—(Continued)
Gallant Venture, Ltd. (a) (d)	479,000	102,587
GK Goh Holdings, Ltd.	12,000	7,939
GMG Global, Ltd.	2,022,000	161,939
Goodpack, Ltd.	156,000	241,427
GP Batteries International, Ltd.	21,000	10,900
GuocoLand, Ltd.	58,000	101,563
GuocoLeisure, Ltd. (d)	306,000	208,661
HanKore Environment Tech Group, Ltd. (a)	157,000	13,466
Hanwell Holdings, Ltd. (a)	19,000	3,680
Healthway Medical Corp., Ltd. (a)	701,750	38,435
HG Metal Manufacturing, Ltd.	460,000	28,093
Hi-P International, Ltd.	125,000	57,925
Hiap Hoe, Ltd.	58,000	37,989
Hiap Seng Engineering, Ltd.	61,500	10,998
HLH Group, Ltd. (a)	1,066,000	17,775
Ho Bee Investment, Ltd. (d)	153,000	257,435
Hong Fok Corp., Ltd.	223,400	123,308
Hong Leong Asia, Ltd.	74,000	78,429
Hotel Grand Central, Ltd.	1,000	848
Hotel Properties, Ltd.	125,000	308,214
Hour Glass, Ltd. (The)	43,000	57,030
HTL International Holdings, Ltd.	69,000	16,682
HupSteel, Ltd.	111,000	19,325
Hwa Hong Corp., Ltd.	138,000	32,802
Hyflux, Ltd. (d)	243,500	225,924
Indofood Agri Resources, Ltd. (d)	301,000	211,557
InnoTek, Ltd.	88,000	23,072
IPC Corp., Ltd.	296,000	36,135
Jaya Holdings, Ltd.	244,000	139,344
Jiutian Chemical Group, Ltd. (a)	649,000	44,210
K-Green Trust	177,000	146,629
K1 Ventures, Ltd.	483,000	73,870
Keppel Telecommunications & Transportation, Ltd.	67,000	81,870
Koh Brothers Group, Ltd.	97,000	24,225
LCD Global Investment, Ltd.	385,200	44,258
Li Heng Chemical Fibre Technologies, Ltd. (a)	309,000	28,252
Lian Beng Group, Ltd.	237,000	101,511
Low Keng Huat Singapore, Ltd.	153,000	83,056
Lum Chang Holdings, Ltd.	115,000	30,976
M1, Ltd. (d)	99,000	256,885
Manhattan Resources, Ltd. (a)	83,000	21,047
Marco Polo Marine, Ltd.	51,000	15,774
Mercator Lines Singapore, Ltd. (a)	70,000	5,880
Mermaid Maritime plc	29,000	11,420
Metro Holdings, Ltd.	199,600	133,094
Mewah International, Inc. (d)	205,000	76,627
Midas Holdings, Ltd. (d)	675,000	273,699
Nam Cheong, Ltd. (d)	659,000	164,733
Neptune Orient Lines, Ltd. (a)	76,000	67,851
NSL, Ltd.	15,000	19,223
Oceanus Group, Ltd. (a)	901,000	17,178
OKP Holdings, Ltd.	17,000	4,648
OSIM International, Ltd. (d)	109,000	198,914
Otto Marine, Ltd. (a)	522,000	39,494
Overseas Union Enterprise, Ltd. (d)	174,000	345,099
Pan-United Corp., Ltd. (d)	130,000	98,981

See accompanying notes to financial statements.

MSF-31

Metropolitan Series Fund

Met/Dimensional International Small Company Portfolio

Schedule of Investments as of December 31, 2013

Common Stocks—(Continued)

Security Description	Shares	Value

Singapore—(Continued)
Petra Foods, Ltd.	111,000	$283,835
Popular Holdings, Ltd.	192,000	37,292
QAF, Ltd.	123,811	80,872
Raffles Education Corp., Ltd. (a)	470,374	108,169
Raffles Medical Group, Ltd.	36,628	90,349
Rickmers Maritime	110,000	24,822
Riverstone Holdings, Ltd.	20,000	11,508
Rotary Engineering, Ltd.	128,000	67,089
Roxy-Pacific Holdings, Ltd.	128,750	57,650
S I2I, Ltd. (a)	1,741,000	19,366
Sapphire Corp., Ltd. (a)	26,000	2,514
SBS Transit, Ltd.	40,500	42,014
See Hup Seng, Ltd.	163,000	40,122
Sheng Siong Group, Ltd.	231,000	111,798
Sim Lian Group, Ltd.	121,500	75,557
Sinarmas Land, Ltd.	814,000	310,087
Sing Holdings, Ltd.	82,000	25,001
Singapore Post, Ltd. (d)	773,544	812,939
Singapore Reinsurance Corp., Ltd.	1,000	202
Sino Grandness Food Industry Group, Ltd. (a) (d)	154,000	88,556
SMRT Corp., Ltd. (d)	226,000	207,823
Stamford Land Corp., Ltd.	304,000	139,754
Sunningdale Tech, Ltd.	303,000	33,876
SunVic Chemical Holdings, Ltd. (a)	143,000	48,284
Super Group, Ltd.	100,000	301,595
Swiber Holdings, Ltd.	319,000	168,232
Swissco Holdings, Ltd.	80,000	23,517
Tat Hong Holdings, Ltd.	187,000	133,449
Thakral Corp., Ltd.	197,000	4,532
Tiong Woon Corp. Holding, Ltd.	218,250	60,705
Triyards holdings, Ltd. (a)	39,979	21,140
Tuan Sing Holdings, Ltd.	390,705	92,858
UMS Holdings, Ltd.	116,000	54,259
United Engineers, Ltd.	256,000	364,480
United Envirotech, Ltd.	214,000	153,682
United Fiber System, Ltd. (a)	426,950	6,777
United Overseas Insurance, Ltd. (c)	4,000	13,598
UOB-Kay Hian Holdings, Ltd.	178,000	233,466
UPP Holdings, Ltd.	218,000	44,104
Vard Holdings, Ltd. (a) (d)	289,000	186,862
Venture Corp., Ltd.	149,000	907,110
Vibrant Group, Ltd.	773,071	69,294
Vicom, Ltd.	2,000	7,775
Wee Hur Holdings, Ltd.	234,000	63,987
Wheelock Properties Singapore, Ltd.	104,000	139,795
Wing Tai Holdings, Ltd. (d)	267,621	417,202
Yeo Hiap Seng, Ltd.	19,712	38,275
YHI International, Ltd.	78,000	15,761
Yongnam Holdings, Ltd.	750,000	146,208

		15,907,700

Spain—2.3%
Abengoa S.A. (d)	20,451	68,656
Abengoa S.A. - B Shares	81,804	245,100
Acciona S.A. (d)	2,173	125,780

Spain—(Continued)
Acerinox S.A. (d)	64,877	827,535
Adveo Group International S.A.	5,993	123,762
Almirall S.A. (d)	34,815	568,229
Atresmedia Corp. de Medios de Comunicaion S.A. (d)	35,378	585,404
Azkoyen S.A. (a)	1,608	4,653
Bankinter S.A.	299,017	2,053,029
Baron de Ley (a)	1,446	117,173
Bolsas y Mercados Espanoles S.A. (d)	36,110	1,374,402
Caja de Ahorros del Mediterraneo (a) (b) (c) (d)	14,621	0
Campofrio Food Group S.A. (a)	12,609	119,747
Cementos Portland Valderrivas S.A. (a)	7,045	53,921
Cie Automotive S.A.	19,638	216,229
Codere S.A. (a) (d)	11,050	10,506
Construcciones y Auxiliar de Ferrocarriles S.A.	858	454,365
Deoleo S.A. (a)	241,759	156,375
Dinamia Capital Privado Sociedad de Capital Riesgo S.A.	3,678	35,408
Duro Felguera S.A. (d)	33,927	228,932
Ebro Foods S.A.	42,775	1,003,028
Elecnor S.A.	13,487	207,469
Ence Energia y Celulosa S.A (d)	104,517	392,679
Ercros S.A. (a)	60,314	39,616
Faes Farma S.A.	146,536	535,362
Fluidra S.A.	9,730	36,545
Fomento de Construcciones y Contratas S.A. (a) (d)	17,778	396,338
Gamesa Corp. Tecnologica S.A. (a)	133,307	1,391,966
Grupo Catalana Occidente S.A.	26,168	939,184
Grupo Ezentis S.A. (a)	50,354	107,092
Iberpapel Gestion S.A.	185	3,844
Indra Sistemas S.A. (d)	51,661	865,741
Inmobiliaria Colonial S.A. (a) (d)	10,263	14,841
Jazztel plc (a) (d)	120,507	1,292,337
Laboratorios Farmaceuticos Rovi S.A.	7,964	109,343
Mediaset Espana Comunicacion S.A. (a)	83,216	962,880
Melia Hotels International S.A.	33,769	435,106
Miquel y Costas & Miquel S.A.	5,284	221,836
Natra S.A. (a)	7,533	23,031
NH Hoteles S.A. (a) (d)	74,813	441,285
Obrascon Huarte Lain S.A.	24,970	1,017,600
Papeles y Cartones de Europa S.A.	24,499	129,620
Pescanova S.A. (a) (b) (c)	7,446	0
Prim S.A.	3,013	23,760
Promotora de Informaciones S.A. (a) (d)	160,309	88,847
Prosegur Cia de Seguridad S.A. (d)	89,130	612,419
Realia Business S.A. (a) (d)	74,911	85,618
Sacyr Vallehermoso S.A. (a)	177,060	926,675
Solaria Energia y Medio Ambiente S.A. (a)	19,439	20,552
Tecnicas Reunidas S.A. (d)	14,817	808,447
Telecomunicaciones y Energia (a)	13,592	22,612
Tubacex S.A.	74,065	295,006
Tubos Reunidos S.A.	63,692	155,767
Vidrala S.A.	9,644	496,081
Viscofan S.A. (d)	23,625	1,346,687
Vocento S.A. (a)	5,362	11,132
Zeltia S.A. (a)	112,364	358,305

		23,187,857

See accompanying notes to financial statements.

MSF-32

Metropolitan Series Fund

Met/Dimensional International Small Company Portfolio

Schedule of Investments as of December 31, 2013

Common Stocks—(Continued)

Security Description	Shares	Value

Sweden—3.7%
AarhusKarlshamn AB	14,131	$905,620
Acando AB	32,257	66,751
Active Biotech AB (a) (d)	6,153	66,679
AddNode Group AB	1,849	11,158
AddTech AB - B Shares	32,544	534,681
AF AB - B Shares	19,509	685,159
Arise AB (a)	4,852	16,070
Atrium Ljungberg AB - B Shares	3,824	52,383
Avanza Bank Holding AB	5,548	181,455
Axfood AB (d)	11,896	596,961
Axis Communications AB (d)	20,453	712,497
B&B Tools AB - B Shares	12,796	234,745
BE Group AB (a)	31,085	57,136
Beijer AB G&L - B Shares	6,405	139,488
Beijer Alma AB	10,939	301,091
Beijer Electronics AB	5,229	54,859
Betsson AB (a)	15,053	478,126
Bilia AB - A Shares	10,743	275,037
Billerud AB	89,835	1,135,898
BioGaia AB - B Shares	7,656	301,692
Biotage AB	15,339	23,855
Bjoern Borg AB (a)	9,936	46,964
Bure Equity AB (d)	37,705	152,463
Byggmax Group AB	19,874	149,645
Castellum A.B.	88,397	1,377,748
Cision AB	3,202	17,136
Clas Ohlson AB - B Shares	19,724	371,799
Cloetta AB - B Shares (a)	15,301	46,342
Concentric AB	32,613	369,107
Concordia Maritime AB - B Shares	4,217	7,669
Connecta AB	4,752	28,004
Dios Fastigheter AB	25,743	182,827
Doro AB	8,437	57,760
Duni AB (d)	21,125	274,687
East Capital Explorer AB (a)	7,088	68,690
Enea AB (a)	6,525	55,325
Eniro AB (a)	55,843	432,493
Fabege AB	79,503	951,284
Fagerhult AB	2,130	74,411
Fastighets AB Balder - B Shares (a) (d)	36,044	370,001
Fenix Outdoor AB	384	17,067
Gunnebo AB	23,589	146,991
Haldex AB	33,062	309,809
Hexpol AB (d)	11,619	871,411
HIQ International AB (a) (d)	34,294	211,129
HMS Networks AB	709	15,056
Holmen AB - B Shares	32,135	1,170,980
Hufvudstaden AB - A Shares	15,492	207,819
Husqvarna AB - A Shares	9,289	55,759
Husqvarna AB - B Shares (d)	210,669	1,272,211
ICA Gruppen AB (a)	15,200	475,902
Industrial & Financial Systems	11,624	279,165
Indutrade AB	8,220	344,285
Intrum Justitia AB	33,868	950,821
JM AB	47,411	1,345,268
KappAhl AB (a)	29,980	176,236
Karolinska Development AB (a) (d)	7,514	36,153

Sweden—(Continued)
Klovern AB	22,837	101,204
KNOW IT AB	10,654	95,162
Kungsleden AB	74,623	501,801
Lagercrantz AB - B Shares	9,342	170,000
Lindab International AB (a)	46,206	456,979
Loomis AB	39,066	930,326
Meda AB - A Shares	104,406	1,327,493
Medivir AB - B Shares (a) (d)	16,404	216,032
Mekonomen AB (d)	9,563	294,901
Micronic Mydata AB (a) (d)	46,878	90,363
Modern Times Group AB - B Shares	9,830	510,744
MQ Holding AB	9,112	32,651
NCC AB - A Shares (d)	3,116	101,983
NCC AB - B Shares (d)	45,222	1,479,218
Nederman Holding AB	932	27,534
Net Entertainment NE AB - B Shares (a)	16,258	342,704
Net Insight AB (a)	143,837	32,222
New Wave Group AB - B Shares	27,702	141,671
Nibe Industrier AB - B Shares (d)	40,031	903,828
Nobia AB	90,272	766,495
Nolato AB - B Shares	12,091	276,531
Nordnet AB - B Shares	50,893	205,769
OEM International AB - B Shares	498	6,888
Orexo AB (a)	5,087	129,845
PA Resources AB (a)	3,844	5,374
Peab AB	89,685	549,624
Pricer AB - B Shares	57,101	58,477
Proact IT Group AB	4,203	53,069
Probi AB	2,989	18,418
Proffice AB - B Shares	32,500	133,026
Ratos AB - B Shares (d)	15,038	136,206
RaySearch Laboratories AB (a)	6,806	28,996
ReadSoft AB - B Shares	7,499	23,100
Rezidor Hotel Group AB (a)	41,212	256,422
rnb Retail and Brands AB (a)	5,888	12,147
Saab AB - Class B	27,146	728,063
Sagax AB	14,540	54,741
SAS AB (a)	78,024	200,363
Sectra AB - B Shares (a)	2,976	35,521
Semcon AB	8,454	79,590
SkiStar AB	12,482	153,780
SSAB AB - A Shares (d)	87,230	670,880
SSAB AB - B Shares	46,497	300,705
Sweco AB - B Shares	18,222	300,142
Swedish Orphan Biovitrum AB (a)	74,978	778,112
Systemair AB	6,265	130,188
TradeDoubler AB (a)	21,483	62,715
Transcom WorldWide S.A. (a)	22,591	4,376
Transmode Holding AB	2,253	40,144
Trelleborg AB - B Shares	43,767	872,482
Unibet Group plc	16,402	791,669
Vitrolife AB	7,246	106,521
Wallenstam AB - B Shares (d)	46,001	697,317
Wihlborgs Fastigheter AB	34,720	623,886

		36,800,156

See accompanying notes to financial statements.

MSF-33

Metropolitan Series Fund

Met/Dimensional International Small Company Portfolio

Schedule of Investments as of December 31, 2013

Common Stocks—(Continued)

Security Description	Shares	Value

Switzerland—4.8%
Advanced Digital Broadcast Holdings S.A. (a)	557	$9,745
AFG Arbonia-Forster Holding AG (a)	9,594	338,581
Allreal Holding AG (a)	6,898	955,675
Alpiq Holding AG (a)	28	3,847
APG SGA S.A.	818	228,227
Ascom Holding AG (a)	17,215	290,053
Autoneum Holding AG (a)	2,052	315,398
Bachem Holding AG (a)	1,972	107,656
Bank Coop AG	3,124	157,889
Banque Cantonale de Geneve	435	109,907
Banque Privee Edmond de Rothschild S.A.	3	48,368
Basilea Pharmaceutica (a)	2,000	236,918
Basler Kantonalbank	130	10,612
Belimo Holding AG	239	659,296
Bell AG	74	192,635
Bellevue Group AG	2,584	39,311
Berner Kantonalbank AG (d)	2,359	544,812
BKW AG	6,162	198,646
Bobst Group AG (a)	6,231	210,366
Bossard Holding AG	1,729	400,970
Bucher Industries AG	3,522	1,025,369
Burckhardt Compression Holding AG	1,451	637,194
Burkhalter Holding AG (a)	1,340	114,936
Carlo Gavazzi Holding AG	191	44,950
Cham Paper Holding AG (a)	169	42,198
Charles Voegele Holding AG (a)	4,263	52,061
Cicor Technologies (a)	644	24,959
Cie Financiere Tradition S.A. (a)	863	46,899
Clariant AG (a)	75,270	1,377,185
Coltene Holding AG (a)	1,860	95,574
Conzzeta AG	47	109,416
Daetwyler Holding AG (d)	3,203	445,927
Dufry AG (a)	9,253	1,628,878
EFG International AG (a) (d)	27,485	392,817
Emmi AG (a)	1,190	365,240
Energiedienst Holding AG (a)	3,017	99,751
Flughafen Zuerich AG	2,209	1,291,710
Forbo Holding AG (a)	1,023	874,069
Galenica AG	2,405	2,422,346
GAM Holding AG (a)	115,271	2,243,618
Gategroup Holding AG (a)	14,867	403,538
Georg Fischer AG (a)	2,362	1,662,561
Gurit Holding AG (a)	292	147,614
Helvetia Holding AG	3,360	1,686,286
Highlight Communications AG (a)	13,077	71,497
Huber & Suhner AG	6,932	364,480
Implenia AG (a)	8,148	594,405
Inficon Holding AG (a) (d)	996	384,210
Interroll Holding AG (a)	265	145,900
Intershop Holdings AG	753	282,695
Jungfraubahn Holding AG	85	6,212
Kaba Holding AG (a)	1,471	714,943
Kardex AG (a)	3,370	148,288
Komax Holding AG (a)	2,284	346,421
Kudelski S.A.	28,311	432,376
Kuoni Reisen Holding AG (a)	2,197	995,466
LEM Holding S.A.	349	273,058

Switzerland—(Continued)
Liechtensteinische Landesbank AG	2,973	123,292
LifeWatch AG (a)	4,907	41,685
Logitech International S.A. (d)	84,871	1,169,274
Lonza Group AG (a)	30,595	2,912,334
Luzerner Kantonalbank AG	1,836	705,673
MCH Group AG	1,044	69,795
Metall Zug AG	79	210,476
Meyer Burger Technology AG (a)	51,039	608,860
Micronas Semiconductor Holding AG (a) (d)	16,260	128,586
Mikron Holding AG (a)	474	3,285
Mobilezone Holding AG	17,624	185,802
Mobimo Holding AG (a)	3,387	707,984
Nobel Biocare Holding AG (a) (d)	57,298	895,744
OC Oerlikon Corp. AG (a)	101,100	1,513,770
Orascom Development Holding AG (a)	2,069	33,841
Orell Fuessli Holding AG (a)	428	42,957
Orior AG (a)	3,084	179,806
Panalpina Welttransport Holding AG (d)	4,140	695,509
Phoenix Mecano AG	384	234,561
PSP Swiss Property AG (a)	2,635	223,738
PubliGroupe AG	910	91,222
Rieter Holding AG (a) (d)	1,987	469,597
Romande Energie Holding S.A.	125	149,137
Schaffner Holding AG (a)	238	70,530
Schmolz & Bickenbach AG (a) (d)	291,720	360,931
Schweiter Technologies AG	567	430,216
Schweizerische National-Versicherungs-Gesellschaft AG (d)	8,748	634,436
Siegfried Holding AG (a)	1,948	352,797
St. Galler Kantonalbank AG	1,433	559,062
Straumann Holding AG (d)	153	28,840
Swiss Life Holding AG (a)	3,715	773,202
Swisslog Holding AG (a)	139,223	178,087
Swissquote Group Holding S.A.	5,895	260,370
Tamedia AG	904	109,354
Tecan Group AG (d)	3,723	440,939
Temenos Group AG (a) (d)	24,817	703,062
Tornos Holding AG (a)	3,719	19,370
U-Blox AG (a)	3,324	362,192
Valiant Holding	7,115	636,758
Valora Holding AG (d)	1,951	544,248
Vaudoise Assurances Holding S.A.	618	266,118
Verwaltungs- und Privat-Bank AG	2,526	275,940
Vetropack Holding AG	131	267,447
Von Roll Holding AG (a)	27,242	42,523
Vontobel Holding AG	13,645	565,512
Walliser Kantonalbank	137	115,593
Walter Meier AG	1,540	99,702
Ypsomed Holding AG (a)	2,012	146,910
Zehnder Group AG (d)	6,564	301,788
Zueblin Immobilien Holding AG (a)	20,587	43,378
Zug Estates Holding AG (a)	73	95,230
Zuger Kantonalbank AG	70	346,755

		47,482,177

See accompanying notes to financial statements.

MSF-34

Metropolitan Series Fund

Met/Dimensional International Small Company Portfolio

Schedule of Investments as of December 31, 2013

Common Stocks—(Continued)

Security Description	Shares	Value

United Kingdom—22.2%
4imprint Group plc	6,953	$77,062
888 Holdings plc (d)	66,302	189,825
A.G.BARR plc	49,005	459,355
Acal plc	9,528	51,928
Afren plc (a)	557,996	1,563,943
African Barrick Gold plc	30,782	94,940
Aga Rangemaster Group plc (a)	25,439	71,243
Air Partner plc	992	9,220
Alent plc	145,875	857,041
AMEC plc	7,659	138,312
Amlin plc	302,061	2,303,878
Anglo Pacific Group plc	29,836	91,250
Anglo-Eastern Plantations	4,252	47,507
Anite plc	150,636	247,014
Ashmore Group plc (d)	158,060	1,056,717
Ashtead Group plc	288,080	3,644,954
Atrium European Real Estate, Ltd. (a)	114,274	657,303
Avon Rubber plc	13,389	129,782
AZ Electronic Materials S.A.	60,863	398,794
Balfour Beatty plc (d)	331,723	1,579,641
Bank of Georgia Holdings plc	3,494	138,879
Barratt Developments plc	542,674	3,139,067
BBA Aviation plc	288,870	1,537,674
Beazley plc	386,682	1,745,611
Bellway plc	82,065	2,141,808
Berendsen plc	106,561	1,658,729
Berkeley Group Holdings plc	70,062	3,098,815
Betfair Group plc	16,616	297,252
Bioquell plc	5,000	11,508
Bloomsbury Publishing plc	30,485	89,123
Bodycote plc	122,371	1,359,551
Booker Group plc	568,154	1,534,600
BOOT HENRY plc	1,476	4,893
Bovis Homes Group plc	92,138	1,215,871
Braemar Shipping Services plc	6,245	57,902
Brammer plc	44,820	333,963
Brewin Dolphin Holdings plc	143,539	725,511
British Polythene Industries plc	12,178	130,080
Britvic plc	142,790	1,641,015
BTG plc (a)	150,041	1,433,120
Bwin.Party Digital Entertainment plc (d)	374,077	763,005
Cable & Wireless Communications plc	732,967	682,904
Cairn Energy plc (a)	351,764	1,572,773
Camellia plc	24	3,439
Cape plc	61,478	283,284
Capital & Counties Properties plc	107,134	585,916
Capital & Regional plc	97,482	71,254
Carclo plc	16,990	80,586
Carillion plc (d)	238,276	1,307,757
Carr’s Milling Industries plc	1,554	43,439
Castings plc	1,484	10,481
Catlin Group, Ltd.	266,277	2,569,565
Centamin plc (a)	239,434	176,715
Centaur Media plc	92,526	89,620
Charles Stanley Group plc	989	8,271
Charles Taylor plc	428	1,809
Chemring Group plc (d)	102,201	379,269

United Kingdom—(Continued)
Chesnara plc	55,231	294,056
Chime Communications plc	23,457	130,818
Cineworld Group plc	64,468	405,736
Clarkson plc	6,362	210,932
Close Brothers Group plc	98,159	2,237,768
Cobham plc	661,214	3,006,985
Colt Group S.A. (a)	208,005	442,454
Communisis plc	74,463	69,679
Computacenter plc	49,003	519,107
Consort Medical plc	18,608	294,917
Costain Group plc (d)	15,864	72,768
Cranswick plc	30,441	600,432
Creston plc	5,272	8,162
CSR plc	122,475	1,285,797
Daily Mail & General Trust plc (d)	156,527	2,494,989
Dairy Crest Group plc (d)	85,916	768,466
Darty plc	129,758	253,387
De La Rue plc	36,783	531,024
Debenhams plc	788,181	953,264
Dechra Pharmaceuticals plc	41,847	487,346
Development Securities plc	64,608	285,467
Devro plc	101,974	486,406
Dignity plc	31,299	747,068
Diploma plc	67,126	752,327
Dixons Retail plc (a)	2,176,730	1,749,651
Domino Printing Sciences plc	70,471	894,465
Domino’s Pizza Group plc	62,875	534,303
Drax Group plc	193,155	2,565,857
DS Smith plc	529,602	2,920,487
Dunelm Group plc	11,505	171,832
E2V Technologies plc	61,165	152,204
easyJet plc (d)	93,444	2,379,061
Electrocomponents plc	261,440	1,213,469
Elementis plc	255,861	1,142,637
EnQuest plc (a) (d)	429,925	960,651
Enterprise Inns plc (a)	348,057	887,755
Essar Energy plc (a) (d)	157,334	189,827
Essentra plc	129,023	1,840,932
Euromoney Institutional Investor plc	20,461	457,709
Exillon Energy plc (a) (d)	19,973	56,912
F&C Asset Management plc	295,113	449,832
Fenner plc	118,143	949,720
Ferrexpo plc	107,348	341,318
Fidessa Group plc	20,495	765,146
Findel plc (a)	17,439	78,778
Firstgroup plc	771,434	1,579,652
Fortune Oil plc	575,627	90,070
Fuller Smith & Turner	7,667	117,140
Galliford Try plc	41,886	814,303
Gem Diamonds, Ltd. (a)	61,908	149,046
Genus plc	36,981	797,336
Go-Ahead Group plc	22,995	670,942
Greene King plc	120,037	1,755,220
Greggs plc (d)	54,722	391,199
Halfords Group plc	119,495	883,128
Halma plc	198,998	1,990,673
Hansard Global plc	6,197	9,868

See accompanying notes to financial statements.

MSF-35

Metropolitan Series Fund

Met/Dimensional International Small Company Portfolio

Schedule of Investments as of December 31, 2013

Common Stocks—(Continued)

Security Description	Shares	Value

United Kingdom—(Continued)
Hardy Oil & Gas plc (a)	14,946	$18,557
Hays plc	644,027	1,385,878
Headlam Group plc	56,842	382,398
Helical Bar plc	65,404	353,755
Henderson Group plc	548,846	2,079,810
Heritage Oil plc (a)	105,352	260,417
Hikma Pharmaceuticals plc (d)	82,141	1,633,966
Hill & Smith Holdings plc	48,903	417,915
Hilton Food Group plc	1,888	13,350
Hiscox, Ltd.	206,205	2,374,887
Hochschild Mining plc	69,571	163,606
Hogg Robinson Group plc	81,837	106,842
Home Retail Group plc	448,340	1,425,712
Homeserve plc	170,640	778,759
Hornby plc	1,884	2,573
Howden Joinery Group plc	345,962	1,980,766
Hunting plc (d)	69,198	896,326
Huntsworth plc	31,310	35,789
Hyder Consulting plc	16,799	176,673
ICAP plc	151,421	1,134,505
IG Group Holdings plc	136,967	1,401,062
Imagination Technologies Group plc (a) (d)	17,170	50,898
Inchcape plc	245,182	2,496,672
Informa plc	293,165	2,785,710
Inmarsat plc	194,647	2,438,461
Innovation Group plc (a)	520,476	299,947
Intermediate Capital Group plc	56,516	393,339
International Personal Finance plc	167,310	1,385,140
Interserve plc	82,100	847,331
Invensys plc	205,768	1,736,276
IP Group plc (a)	134,473	377,998
ITE Group plc	128,734	655,613
James Fisher & Sons plc	20,889	432,448
Jardine Lloyd Thompson Group plc	80,781	1,365,157
JD Sports Fashion plc	9,241	222,975
JD Wetherspoon plc	61,195	771,875
JKX Oil & Gas plc (a)	48,421	57,325
John Menzies plc	19,888	233,315
John Wood Group plc	167,033	1,905,434
Johnston Press plc (a)	221,296	58,723
Jupiter Fund Management plc	141,577	903,189
Kcom Group plc	394,746	643,550
Keller Group plc	36,149	688,204
Kier Group plc	16,359	497,648
Ladbrokes plc (d)	533,684	1,582,137
Laird plc	156,521	719,811
Lamprell plc (a)	113,934	264,827
Lancashire Holdings, Ltd.	82,826	1,112,583
Latchways plc	918	19,162
Laura Ashley Holdings plc	25,157	10,790
Lavendon Group plc	44,306	127,086
London Stock Exchange Group plc	21,205	608,748
Lonmin plc (a)	229,666	1,179,752
Lookers plc	122,220	245,019
Low & Bonar plc	37,972	45,224
LSL Property Services plc	2,076	15,148
Man Group plc	757,211	1,066,694

United Kingdom—(Continued)
Management Consulting Group plc	9,097	3,891
Marshalls plc	73,011	213,812
Marston’s plc	388,928	924,885
McBride plc (a)	112,043	185,253
Mears Group plc	51,685	406,959
Mecom Group plc	42,085	60,703
Meggitt plc	240,740	2,108,724
Melrose Industries plc	190,842	966,719
Michael Page International plc	126,237	1,023,648
Micro Focus International plc	74,994	955,186
Millennium & Copthorne Hotels plc	89,395	888,973
Mitchells & Butlers plc (a)	113,439	793,154
Mitie Group plc (d)	176,827	931,413
MJ Gleeson Group plc	1,023	5,473
Mondi plc	64,354	1,119,136
Moneysupermarket.com Group plc	121,798	364,372
Morgan Advanced Materials plc	182,381	960,917
Morgan Sindall Group plc	15,921	199,119
Mothercare plc (a) (d)	41,074	267,360
N Brown Group plc	92,789	820,397
National Express Group plc	318,383	1,451,835
NCC Group plc	68,996	211,561
New World Resources plc - A Shares (a) (d)	11,898	14,394
Northgate plc	71,837	612,688
Novae Group plc	24,669	256,783
Ocado Group plc (a)	168,218	1,234,581
Optos plc (a)	26,295	88,212
Oxford Biomedica plc (a) (d)	67,707	2,607
Oxford Instruments plc	17,521	513,468
Pace plc	170,988	903,954
PayPoint plc	30,239	507,980
Pendragon plc	294,775	167,235
Pennon Group plc	183,169	2,000,797
Persimmon plc (a)	199,016	4,088,522
Petra Diamonds, Ltd. (a)	147,321	289,295
Petropavlovsk plc (d)	85,219	102,807
Phoenix Group Holdings	44,630	537,572
Phoenix IT Group, Ltd.	21,830	48,446
Photo-Me International plc	27,274	59,691
Premier Farnell plc	206,598	761,642
Premier Foods plc (a)	126,593	262,940
Premier Oil plc	272,250	1,415,392
Punch Taverns plc (a)	322,649	64,190
PV Crystalox Solar plc (a) (d)	36,217	8,678
PZ Cussons plc	133,219	831,333
QinetiQ Group plc	338,186	1,216,168
Quintain Estates & Development plc (a)	278,012	435,120
Rank Group plc	27,081	60,587
Rathbone Brothers plc	24,973	668,059
Raven Russia, Ltd. (a)	58,157	76,564
REA Holdings plc	1,120	8,343
Redrow plc	183,456	951,596
Regus plc	350,864	1,266,048
Renishaw plc	21,312	687,887
Renold plc (a)	64,766	53,983
Renovo Group plc (a)	13,825	4,382
Rentokil Initial plc	493,754	947,892

See accompanying notes to financial statements.

MSF-36

Metropolitan Series Fund

Met/Dimensional International Small Company Portfolio

Schedule of Investments as of December 31, 2013

Common Stocks—(Continued)

Security Description	Shares	Value

United Kingdom—(Continued)
Restaurant Group plc	119,275	$1,172,959
Ricardo plc	10,889	121,026
Rightmove plc	42,268	1,924,747
RM plc	49,467	94,149
Robert Walters plc	16,972	87,708
Rotork plc	43,384	2,070,969
RPC Group plc	92,930	909,853
RPS Group plc	139,248	775,784
Salamander Energy plc (a)	143,094	265,736
Savills plc	84,393	902,405
SDL plc	52,526	313,335
Senior plc	227,772	1,159,486
Sepura plc	11,245	26,104
Serco Group plc	45,096	372,681
Severfield-Rowen plc (a)	125,960	125,860
Shanks Group plc	246,393	444,052
SIG plc	351,400	1,232,514
Smiths News plc	105,529	412,411
Soco International plc (a)	119,335	782,688
Spectris plc	75,025	3,183,944
Speedy Hire plc	231,047	245,092
Spirax-Sarco Engineering plc	41,098	2,040,573
Spirent Communications plc	344,790	591,409
Spirit Pub Co. plc (d)	327,364	416,961
Sportech plc (a)	20,264	27,372
Sports Direct International plc (a)	48,604	577,200
St. Ives plc	36,663	104,969
St. James’s Place plc	91,335	1,101,232
St. Modwen Properties plc	110,240	670,666
Stagecoach Group plc	233,416	1,465,273
Sthree plc	46,658	279,561
SuperGroup plc (a)	17,932	420,546
Synergy Health plc	30,931	616,910
Synthomer plc	163,534	691,931
TalkTalk Telecom Group plc (d)	188,301	956,788
Taylor Wimpey plc	1,648,812	3,056,725
Ted Baker plc	6,525	247,563
Telecity Group plc	22,852	275,245
Telecom Plus plc	21,749	638,725
Thomas Cook Group plc (a)	821,921	2,276,930
Thorntons plc (a)	25,294	55,744
Topps Tiles plc	106,295	205,552
Torotrak plc (a)	15,625	5,609
Travis Perkins plc	27,016	840,881
Tribal Group plc	25,502	71,995
Trifast plc	6,100	8,106
Trinity Mirror plc (a)	174,518	590,704
TT electronics plc	99,086	323,203
TUI Travel plc	208,335	1,426,316
Tullett Prebon plc	133,791	834,660
UBM plc	29,120	316,411
UK Mail Group plc	1,868	19,161
Ultra Electronics Holdings plc	18,981	608,127
Unite Group plc	128,010	855,485
UTV Media plc	54,341	193,432
Vectura Group plc (a)	199,135	461,725
Vesuvius plc (d)	153,649	1,298,598

United Kingdom—(Continued)
Victrex plc	43,917	1,341,834
Vislink plc	37,188	27,709
Vitec Group plc (The)	11,459	121,351
Volex plc (d)	14,989	29,092
Vp plc	1,199	13,250
WH Smith plc	85,603	1,423,028
Wincanton plc (a)	58,903	123,178
Wolfson Microelectronics plc (a)	84,440	205,383
WS Atkins plc	76,087	1,791,431
Xaar plc	21,952	407,446
Xchanging plc	144,207	366,779
XP Power, Ltd. (d)	3,554	93,506

		220,306,105

United States—0.0%
Kofax, Ltd. (a)	34,020	229,708

Total Common Stocks (Cost $715,389,152)		988,691,296

Rights—0.0%

Australia—0.0%
Peak Resources, Ltd., Expires 01/13/14 (a) (c)	6,909	43

Austria—0.0%
Intercell AG (a) (b) (c)	24,163	0

Hong Kong—0.0%
Hon Kwok Land Investment Co., Ltd., Expires 01/14/14 (a)	70,000	0
Lai Sun Garment International, Ltd., Expires 01/27/14 (a) (c)	68,800	3,336

		3,336

Japan—0.0%
Nichi-iko Pharmaceutical Co., Ltd., Expires 01/24/14 (a) (d)	8,800	39,274

Norway—0.0%
Norwegian Energy Co., Expires 01/13/14 (a)	957,083	15,780

Singapore—0.0%
Falcon Energy Group, Ltd., Expires 06/16/18 (a)	15,100	491

Spain—0.0%
Faes Farma S.A., Expires 01/10/14 (a)	146,536	8,467

United Kingdom—0.0%
Torotrak plc, Expires 01/09/14 (a) (c)	1,953	117

Total Rights (Cost $50,890)		67,508

See accompanying notes to financial statements.

MSF-37

Metropolitan Series Fund

Met/Dimensional International Small Company Portfolio

Schedule of Investments as of December 31, 2013

Preferred Stock—0.0%

Security Description	Shares/ Principal Amount*	Value

France—0.0%
Valneva SE (a) (d) (Cost $8,927)	7,852	$3,775

Warrant—0.0%

Italy—0.0%
Seat Pagine Gialle, Expires 08/31/14 (a) (c) (d) (Cost $0)	402,113	0

Short-Term Investments—15.6%

Mutual Fund—15.4%
State Street Navigator Securities Lending MET Portfolio (e)	152,961,476	152,961,476

Repurchase Agreement—0.2%
Fixed Income Clearing Corp. Repurchase Agreement dated 12/31/13 at 0.000% to be repurchased at $1,987,000 on 01/02/14, collateralized by $2,020,000 U.S. Treasury Note at 0.625% due 07/15/16 with a value of $2,028,131.	1,987,000	1,987,000

Total Short-Term Investments (Cost $154,948,476)		154,948,476

Total Investments—115.0% (Cost $870,397,445) (f)		1,143,711,055
Other assets and liabilities (net)—(15.0)%		(149,252,829)

Net Assets—100.0%		$994,458,226

*	Principal amount stated in U.S. dollars unless otherwise noted.
(a)	Non-income producing security.
(b)	Security was valued in good faith under procedures approved by the Board of Trustees. As of December 31, 2013, these securities represent 0.03% of net assets.
(c)	Illiquid security. As of December 31, 2013, these securities represent 0.1% of net assets.
(d)	All or a portion of the security was held on loan. As of December 31, 2013, the market value of securities loaned was $146,590,257 and the collateral received consisted of cash in the amount of $152,961,476 and non-cash collateral with a value of $1,725,248. The cash collateral is invested in a money market fund managed by an affiliate of the custodian. The non-cash collateral received consists primarily of government securities and bank letters of credit, and is held for the benefit of the Portfolio at the Portfolio’s custodian. The Portfolio cannot repledge or resell this collateral. As such, this collateral is excluded from the Statement of Assets and Liabilities.
(e)	Represents investment of cash collateral received from securities lending transactions.
(f)	As of December 31, 2013, the aggregate cost of investments for federal income tax purposes was $881,458,586. The aggregate unrealized appreciation and depreciation of investments were $340,282,247 and $(78,029,778), respectively, resulting in net unrealized appreciation of $262,252,469 for federal income tax purposes.

Ten Largest Industries as of December 31, 2013 (Unaudited)	% of Net Assets
Machinery	6.3
Commercial Banks	4.2
Construction & Engineering	3.9
Hotels, Restaurants & Leisure	3.8
Metals & Mining	3.7
Oil, Gas & Consumable Fuels	3.5
Media	3.5
Household Durables	3.4
Specialty Retail	3.4
Real Estate Management & Development	3.1

See accompanying notes to financial statements.

MSF-38

Metropolitan Series Fund

Met/Dimensional International Small Company Portfolio

Schedule of Investments as of December 31, 2013

Fair Value Hierarchy

Accounting principles generally accepted in the United States of America (“GAAP”) define fair market value as the price that the Portfolio would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. It establishes a fair value hierarchy that prioritizes inputs to valuation methods and requires disclosure of the fair value hierarchy that segregates fair value measurements into three levels. Levels 1, 2 and 3 of the fair value hierarchy are defined as follows:

Level 1 - unadjusted quoted prices in active markets for identical investments

Level 2 - other significant observable inputs (including, but not limited to, unadjusted quoted prices for similar investments in markets that are either active or inactive; inputs other than quoted prices that are observable such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks, default rates, etc.)

Level 3 - significant unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are unavailable (including the Portfolio’s own assumptions in determining the fair value of investments)

The inputs or methodologies used for valuing investments are not necessarily an indication of the risk associated with investing in them. Changes to the inputs or methodologies used may result in transfers between levels, which will be recognized as of the beginning of the reporting period. Information on transfers between Level 1 and Level 2, if any, will be disclosed following the fair value hierarchy table below. A reconciliation of Level 3 securities, if any, will also be disclosed following the fair value hierarchy table. For more information about the Portfolio’s policy regarding the valuation of investments, please refer to the Notes to Financial Statements.

The following table summarizes the fair value hierarchy of the Portfolio’s investments as of December 31, 2013:

Description	Level 1	Level 2	Level 3	Total
Common Stocks
Australia	$206,225	$49,680,908	$24,817	$49,911,950
Austria	3,345	8,744,717	0	8,748,062
Belgium	231,699	11,758,090	137,117	12,126,906
Canada	83,711,894	13,327	—	83,725,221
China	—	45,071	—	45,071
Denmark	—	19,263,323	—	19,263,323
Finland	—	24,989,040	—	24,989,040
France	—	46,230,822	0	46,230,822
Germany	1,142,336	51,267,098	—	52,409,434
Greece	171,776	632,445	0	804,221
Hong Kong	693,022	27,507,181	51,560	28,251,763
Ireland	—	13,423,544	—	13,423,544
Israel	—	10,204,055	—	10,204,055
Italy	—	32,686,787	0	32,686,787
Japan	1,034,788	213,299,151	107,568	214,441,507
Luxembourg	—	120,735	—	120,735
Netherlands	—	21,293,199	0	21,293,199
New Zealand	15,406	8,399,157	0	8,414,563
Norway	—	11,543,662	—	11,543,662
Portugal	—	6,143,728	—	6,143,728
Singapore	98,676	15,809,024	—	15,907,700
Spain	—	23,187,857	0	23,187,857
Sweden	—	36,800,156	—	36,800,156
Switzerland	—	47,482,177	—	47,482,177
United Kingdom	—	220,306,105	—	220,306,105
United States	—	229,708	—	229,708
Total Common Stocks	87,309,167	901,061,067	321,062	988,691,296
Rights
Australia	43	—	—	43
Austria	—	—	0	0
Hong Kong	3,336	—	—	3,336
Japan	39,274	—	—	39,274
Norway	—	15,780	—	15,780
Singapore	491	—	—	491
Spain	8,467	—	—	8,467
United Kingdom	—	117	—	117
Total Rights	51,611	15,897	0	67,508
Total Preferred Stock*	—	3,775	—	3,775
Total Warrant*	0	—	—	0

See accompanying notes to financial statements.

MSF-39

Metropolitan Series Fund

Met/Dimensional International Small Company Portfolio

Schedule of Investments as of December 31, 2013

Fair Value Hierarchy—(Continued)

Description	Level 1	Level 2	Level 3	Total
Short-Term Investments
Mutual Fund	$152,961,476	$—	$—	$152,961,476
Repurchase Agreement	—	1,987,000	—	1,987,000
Total Short-Term Investments	152,961,476	1,987,000	—	154,948,476
Total Investments	$240,322,254	$903,067,739	$321,062	$1,143,711,055

Collateral for securities loaned (Liability)	$—	$(152,961,476)	$—	$(152,961,476)

*	See Schedule of Investments for additional detailed categorizations.

Transfers from Level 1 to Level 2 in the amount of $1,296,765 were due to the application of a systematic fair valuation model factor. Transfers from Level 2 to Level 1 in the amount of $456,737 were due to the discontinuation of a systematic fair valuation model factor.

Following is a reconciliation of Level 3 assets for which significant unobservable inputs were used to determine fair value:

Investments in Securities	Balance as of December 31, 2012	Realized Gain/ (Loss)	Change in Unrealized Appreciation/ (Depreciation)	Purchases	Sales	Transfers in to Level 3	Transfers out of Level 3	Balance as of December 31, 2013	Change in Unrealized Appreciation/ (Depreciation) from investments still held at December 31, 2013
Common Stocks
Australia	$271,903	$(80,968)	$7,116	$—	$(152,453)	$28,577	$(49,358)	$24,817	$(25,937)
Austria	0	—	0	—	—	—	—	0	0
Belgium	66	—	67,731	—	—	69,320	—	137,117	67,796
Canada	17,069	—	283,055	—	(298,002)	—	(2,122)	—	—
Denmark	0	(233,105)	233,105	—	—	—	—	—	0
France	0	(2,520)	(27,841)	—	(405)	30,766	—	0	0
Greece	15,784	—	(15,784)	—	—	—	—	0	—
Hong Kong	95,600	(169,942)	137,937	38,408	(65,667)	15,224	—	51,560	(16,432)
Italy	0	(81,803)	81,803	—	—	—	—	0	0
Japan	0	(19,294)	39,581	—	—	87,281	—	107,568	20,287
Netherlands	0	—	(146,020)	—	—	146,020	—	0	0
New Zealand	0	—	0	—	—	—	—	0	0
Spain	0	—	(137,926)	—	—	137,926	—	0	0

Total	$400,422	$(587,632)	$522,757	$38,408	$(516,527)	$515,114	$(51,480)	$321,062	$45,714

Common stock transfers into level 3 were due to trading halts on the securities’ respective exchanges which resulted in the lack of observable inputs.

Common stock transfers out of level 3 were due to the resumption of trading activity which resulted in the availability of significant observable inputs.

See accompanying notes to financial statements.

MSF-40

Metropolitan Series Fund

Met/Dimensional International Small Company Portfolio

Statement of Assets and Liabilities

December 31, 2013

Assets
Investments at value (a) (b)	$1,143,711,055
Cash	840
Cash denominated in foreign currencies (c)	3,074,579
Receivable for:
Investments sold	881,515
Fund shares sold	89,843
Dividends	1,224,413
Prepaid expenses	2,321

Total Assets	1,148,984,566
Liabilities
Collateral for securities loaned	152,961,476
Payables for:
Investments purchased	304,506
Fund shares redeemed	388,914
Accrued Expenses:
Management fees	656,288
Distribution and service fees	16,681
Deferred trustees’ fees	48,554
Other expenses	149,921

Total Liabilities	154,526,340

Net Assets	$994,458,226

Net assets consist of:
Paid in surplus	$678,018,978
Undistributed net investment income	10,016,566
Accumulated net realized gain	33,082,778
Unrealized appreciation on investments and foreign currency transactions	273,339,904

Net Assets	$994,458,226

Net Assets
Class A	$913,348,848
Class B	81,109,378
Capital Shares Outstanding*
Class A	54,277,768
Class B	4,841,237
Net Asset Value, Offering Price and Redemption Price Per Share
Class A	$16.83
Class B	16.75

*	The Portfolio is authorized to issue an unlimited number of shares.
(a)	Identified cost of investments was $870,397,445.
(b)	Includes securities loaned at value of $146,590,257.
(c)	Identified cost of cash denominated in foreign currencies was $3,058,424.

Statement of Operations

Year Ended December 31, 2013

Investment Income
Dividends (a)	$23,481,660
Interest	328
Securities lending income	1,595,250

Total investment income	25,077,238
Expenses
Management fees	7,199,546
Administration fees	16,535
Custodian and accounting fees	1,026,585
Distribution and service fees—Class B	177,298
Audit and tax services	60,111
Legal	27,754
Trustees’ fees and expenses	35,358
Shareholder reporting	31,564
Insurance	4,756
Miscellaneous	82,630

Total expenses	8,662,137
Less management fee waiver	(50,000)

Net expenses	8,612,137

Net Investment Income	16,465,101

Net Realized and Unrealized Gain
Net realized gain (loss) on:
Investments	35,108,353
Futures contracts	666,509
Foreign currency transactions	(198,191)

Net realized gain	35,576,671

Net change in unrealized appreciation on:
Investments	171,300,173
Foreign currency transactions	35,467

Net change in unrealized appreciation	171,335,640

Net realized and unrealized gain	206,912,311

Net Increase in Net Assets From Operations	$223,377,412

(a)	Net of foreign withholding taxes of $1,762,801.

See accompanying notes to financial statements.

MSF-41

Metropolitan Series Fund

Met/Dimensional International Small Company Portfolio

Statements of Changes in Net Assets

	Year Ended December 31, 2013	Year Ended December 31, 2012
Increase (Decrease) in Net Assets:
From Operations
Net investment income	$16,465,101	$14,673,149
Net realized gain	35,576,671	26,314,687
Net change in unrealized appreciation	171,335,640	79,471,383

Increase in net assets from operations	223,377,412	120,459,219

From Distributions to Shareholders
Net investment income
Class A	(16,583,025)	(16,076,028)
Class B	(1,219,147)	(1,337,619)
Net realized capital gains
Class A	(23,007,574)	(60,998,339)
Class B	(1,906,054)	(5,683,825)

Total distributions	(42,715,800)	(84,095,811)

Increase in net assets from capital share transactions	36,860,137	104,946,293

Total increase in net assets	217,521,749	141,309,701

Net Assets
Beginning of period	776,936,477	635,626,776

End of period	$994,458,226	$776,936,477

Undistributed net investment income
End of period	$10,016,566	$9,027,249

Other Information:

Capital Shares

Transactions in capital shares were as follows:

	Year Ended December 31, 2013		Year Ended December 31, 2012
	Shares	Value	Shares	Value
Class A
Sales	4,884,609	$71,182,005	4,255,013	$56,127,004
Reinvestments	2,902,536	39,590,599	5,942,511	77,074,367
Redemptions	(5,021,741)	(76,955,031)	(2,372,141)	(31,841,367)

Net increase	2,765,404	$33,817,573	7,825,383	$101,360,004

Class B
Sales	1,118,126	$16,478,798	867,722	$11,073,815
Reinvestments	229,794	3,125,201	542,615	7,021,444
Redemptions	(1,110,043)	(16,561,435)	(1,102,554)	(14,508,970)

Net increase	237,877	$3,042,564	307,783	$3,586,289

Increase derived from capital shares transactions		$36,860,137		$104,946,293

See accompanying notes to financial statements.

MSF-42

Metropolitan Series Fund

Met/Dimensional International Small Company Portfolio

Financial Highlights

Selected per share data
	Class A
	Year Ended December 31,
	2013	2012	2011	2010	2009
Net Asset Value, Beginning of Period	$13.85	$13.25	$16.68	$14.54	$10.16

Income (Loss) from Investment Operations
Net investment income (a)	0.28	0.27	0.29	0.20	0.20
Net realized and unrealized gain (loss) on investments	3.42	2.04	(2.77)	3.00	4.18

Total from investment operations	3.70	2.31	(2.48)	3.20	4.38

Less Distributions
Distributions from net investment income	(0.30)	(0.36)	(0.35)	(0.25)	0.00
Distributions from net realized capital gains	(0.42)	(1.35)	(0.60)	(0.81)	0.00

Total distributions	(0.72)	(1.71)	(0.95)	(1.06)	0.00

Net Asset Value, End of Period	$16.83	$13.85	$13.25	$16.68	$14.54

Total Return (%) (b)	27.94	18.25	(16.08)	22.93	43.11

Ratios/Supplemental Data
Gross ratio of expenses to average net assets (%)	0.95	0.98	1.02	1.01	1.00
Net ratio of expenses to average net assets (%) (c)	0.94	0.98	1.02	1.01	1.00
Ratio of net investment income to average net assets (%)	1.86	2.06	1.86	1.38	1.65
Portfolio turnover rate (%)	12	12	25	13	26
Net assets, end of period (in millions)	$913.3	$713.4	$578.9	$697.0	$448.7

	Class B
	Year Ended December 31,
	2013	2012	2011	2010	2009
Net Asset Value, Beginning of Period	$13.79	$13.20	$16.62	$14.50	$10.16

Income (Loss) from Investment Operations
Net investment income (a)	0.24	0.24	0.26	0.16	0.11
Net realized and unrealized gain (loss) on investments	3.41	2.02	(2.77)	2.98	4.23

Total from investment operations	3.65	2.26	(2.51)	3.14	4.34

Less Distributions
Distributions from net investment income	(0.27)	(0.32)	(0.31)	(0.21)	0.00
Distributions from net realized capital gains	(0.42)	(1.35)	(0.60)	(0.81)	0.00

Total distributions	(0.69)	(1.67)	(0.91)	(1.02)	0.00

Net Asset Value, End of Period	$16.75	$13.79	$13.20	$16.62	$14.50

Total Return (%) (b)	27.60	17.90	(16.25)	22.59	42.72

Ratios/Supplemental Data
Gross ratio of expenses to average net assets (%)	1.20	1.23	1.27	1.26	1.25
Net ratio of expenses to average net assets (%) (c)	1.19	1.23	1.27	1.26	1.25
Ratio of net investment income to average net assets (%)	1.58	1.81	1.69	1.12	0.81
Portfolio turnover rate (%)	12	12	25	13	26
Net assets, end of period (in millions)	$81.1	$63.5	$56.7	$43.6	$20.8

(a)	Per share amounts based on average shares outstanding during the period.
(b)	Total return does not reflect any insurance, sales, separate account or administrative charges of variable annuity or life insurance contracts or any additional expenses that contract owners may bear under their variable contracts. If these charges were included, the returns would be lower.
(c)	Net ratio of expenses to average net assets includes the effect of management fee waivers as detailed in Note 6 of the Notes to Financial Statements.

See accompanying notes to financial statements.

MSF-43

Metropolitan Series Fund

Met/Dimensional International Small Company Portfolio

Notes to Financial Statements—December 31, 2013

1. Organization

Metropolitan Series Fund (the “Trust”) is organized as a Delaware statutory trust and registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. The Trust is currently comprised of thirty series, each of which operates as a distinct investment vehicle of the Trust. The portfolio included in this report is Met/Dimensional International Small Company Portfolio (the “Portfolio”), which is diversified. Shares in the Portfolio are not offered directly to the general public and are currently available only to separate accounts established by Metropolitan Life Insurance Company (“MetLife”) and other affiliated life insurance companies.

The Portfolio has registered and offers two classes of shares: Class A and B shares. Shares of each Class of the Portfolio represent an equal pro rata interest in the Portfolio and generally give the shareholder the same voting, dividend, liquidation, and other rights. Investment income, realized and unrealized capital gains and losses, the common expenses of the Portfolio, and certain Portfolio-level expense reductions, if any, are allocated on a pro rata basis to each Class based on the relative net assets of each Class to the net assets of the Portfolio. Each Class of shares differs in its respective distribution plan and such distribution expenses are allocated to that Class.

2. Significant Accounting Policies

The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America (“GAAP”) requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities as of the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates. In the preparation of these financial statements, management has evaluated events and transactions subsequent to December 31, 2013 through the date the financial statements were issued.

The following is a summary of significant accounting policies consistently followed by the Portfolio in the preparation of its financial statements.

Investment Valuation and Fair Value Measurements - Debt securities (other than short term obligations with a remaining maturity of sixty days or less), including corporate, convertible and municipal bonds and notes; obligations of the U.S. treasury and U.S. government agencies; sovereign issues; floating rate loans; and non-U.S. bonds, are generally valued on the basis of evaluated or composite bid quotations obtained from independent pricing services and/or brokers and dealers selected by MetLife Advisers, LLC (“MetLife Advisers” or the “Adviser”), an affiliate of MetLife, Inc., pursuant to authorization of the Board of Trustees of the Trust (the “Board” or “Trustees”). Such quotations utilize matrix pricing, which considers observable inputs including, among other things, issuer details, maturity dates, interest rates, yield curves, rates of prepayment, credit risks/spreads, default rates, reported trades, broker dealer quotes and quoted prices for similar securities. Securities that use similar valuation techniques and inputs as described above are generally categorized as Level 2 within the fair value hierarchy.

Mortgage and asset-backed securities are usually issued as separate tranches, or classes, of securities within each deal. These securities are also generally valued on the basis of evaluated or composite bid quotations obtained from independent pricing services and/or brokers and dealers selected by the Adviser pursuant to authorization of the Board. The pricing models for these securities usually consider tranche-level attributes, estimated cash flows and market-based yield spreads for each tranche and current market data, and incorporate deal collateral performance, as available. Mortgage and asset-backed securities that use similar valuation techniques and inputs as described above are generally categorized as Level 2 within the fair value hierarchy.

Short term obligations with a remaining maturity of sixty days or less are generally valued at amortized cost, which approximates fair market value, and are generally categorized as Level 2 within the fair value hierarchy.

Domestic and foreign equity securities, such as common stock, exchange-traded funds, rights, warrants, and preferred stock, that are traded on a securities exchange, are generally valued at their last sale price on the exchange or market in which they are principally traded on the valuation date, or, if no sales occurred on that day, at the last reported bid price. Equity securities traded over-the-counter are generally valued at the last reported sale price. Valuation adjustments may be applied to certain foreign equity securities that are traded solely on foreign exchanges that close before the close of the U.S. market to account for the market movement between the close of the foreign exchanges and the close of the U.S. market. The Portfolio may use a systematic fair valuation model provided by an independent third party to value securities principally traded in these foreign markets in order to adjust for possible stale pricing that may occur between the close of the foreign exchanges and the time of the Portfolio valuation. Foreign equity securities using these valuation adjustments are generally categorized as Level 2 within the fair value hierarchy. Equity securities that are actively traded, and have no valuation adjustments applied, are categorized as Level 1 within the fair value hierarchy. Other equity securities traded on inactive markets, or valued in reference to similar instruments traded on active markets, are generally categorized as Level 2 within the fair value hierarchy.

MSF-44

Metropolitan Series Fund

Met/Dimensional International Small Company Portfolio

Notes to Financial Statements—December 31, 2013—(Continued)

Investments in registered open-end management investment companies are valued at reported net asset value per share on the valuation date and are categorized as Level 1 within the fair value hierarchy.

Forward foreign currency exchange contracts are valued through an independent pricing service based on the mean between closing bid and ask prices of the forward currency rates in the London foreign exchange markets on a daily basis as provided by a reliable bank or dealer. These contracts are generally categorized as Level 2 within the fair value hierarchy.

Options, whether on securities, indices, futures contracts, or otherwise, traded on exchanges are valued at the last sale price available as of the close of business on the valuation date or, if there is no such price available, at the mean between the last reported bid and ask prices. These types of options are categorized as Level 1 within the fair value hierarchy. Futures contracts, which are traded on commodity exchanges, are valued at their closing prices as of the close of such exchanges and are categorized as Level 1 within the fair value hierarchy.

Options and futures contracts that are traded over-the-counter are generally valued on the basis of quotations provided by broker-dealers or prices provided by pricing service providers who use a series of techniques, including simulation pricing models, to determine the value of the contracts. The pricing models use inputs that are observed from actively quoted markets such as issuer details, indices, spreads, interest rates, yield curves, credit curves, measures of volatility and exchange rates. These contracts are generally categorized as Level 2 within the fair value hierarchy.

If no current market value quotation or other observable inputs are readily available or market value quotations are deemed to be unreliable for a security, the fair value of the security will be determined in accordance with procedures approved by and under the general supervision of the Board. In such a circumstance, the Board has delegated the determination of the fair value of a security to a Valuation Committee (“Committee”) of MetLife Advisers. The Committee provides general pricing oversight and fair value pricing determinations related to portfolio securities and meets on a regular basis to review reports relating to the valuation of the securities in the Portfolio. The Board has delegated to State Street Bank and Trust Company, the Trust’s custodian (“custodian”), the responsibility for calculating the net asset values (“NAVs”) of the Trust’s Portfolios. The Committee is responsible for overseeing the calculation of the NAVs of the Portfolios by the custodian. The Committee also periodically reviews pricing vendors, including the vendor providing fair value pricing for the Portfolio’s foreign securities, and is responsible for overseeing the correction of pricing errors and addressing other pricing issues that arise in the ordinary course of business, such as making real-time fair value determinations, as necessary.

No single standard for determining the fair value of a security can be set forth because fair value depends upon the facts and circumstances with respect to each security. Information relating to any relevant factors may be obtained by the Committee from any appropriate source, including the subadviser of the Portfolio, the custodian, a pricing service, market maker and/or broker for such security or the issuer. Appropriate methodologies for determining fair value under particular circumstances may include: matrix pricing, comparisons of securities with comparable characteristics, value based on multiples of earnings, discount from market price of similar marketable securities or a combination of these and other methods. The Committee maintains a detailed report tracking each fair-valued security that compares the fair value price to the next available trade, vendor or broker price, and provides information on how close the fair value price was to the next quoted price. The Committee reviews a summary of such report monthly. On a quarterly basis, the Board is provided with the following for consideration and ratification or adjustment: (1) a memorandum summarizing the actions taken by the Committee in the prior quarter; and (2) a list of the Portfolio’s securities as of the most recent quarter-end for which market quotations were not readily available.

Investment Transactions and Related Investment Income - Portfolio security transactions are recorded on the trade date. Dividend income is recorded on the ex-dividend date or, for certain foreign securities, when notified. Interest income, which includes amortization of premium and accretion of discount on debt securities, is recorded on the accrual basis. Realized gains and losses on investments are determined on the identified cost basis, which is the same basis used for federal income tax purposes. Foreign income and foreign capital gains on some foreign securities may be subject to foreign taxes, which are accrued as applicable. These foreign taxes have been provided for in accordance with the Portfolio’s understanding of the applicable countries’ tax rules and rates.

Foreign Currency Translation - The books and records of the Portfolio are maintained in U.S. dollars. The values of securities, currencies, and other assets and liabilities denominated in currencies other than the U.S. dollar are translated into U.S. dollars based upon foreign exchange rates prevailing at the end of the period. Purchases and sales of investment securities, income, and expenses are translated on the respective dates of such transactions. Because the values of investment securities are translated at the foreign exchange rates prevailing at the end of the period, that portion of the results of operations arising from changes in exchange rates and that portion of the results of operations reflecting fluctuations arising from changes in market prices of the investment securities are not separated. Such fluctuations are included in the net realized and unrealized gain or loss on investments.

Net realized foreign exchange gains or losses arise from activity in forward foreign currency exchange contracts, sales of foreign currency, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest, and foreign withholding taxes recorded by the Portfolio and the U.S. dollar equivalent of

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Metropolitan Series Fund

Met/Dimensional International Small Company Portfolio

Notes to Financial Statements—December 31, 2013—(Continued)

the amounts actually received or paid by the Portfolio. Net unrealized foreign exchange gains and losses arise from changes in the value of assets and liabilities, other than investment securities, resulting from changes in foreign exchange rates.

Income Taxes - It is the Portfolio’s policy to comply with the requirements of the Internal Revenue Code of 1986, as amended, and regulations thereunder, applicable to regulated investment companies and to distribute, with respect to each taxable year, all of its taxable income to shareholders. Therefore, no federal income tax provision is required. The Portfolio files U.S. federal tax returns. No income tax returns are currently under examination. The Portfolio’s federal tax returns for the prior three fiscal years remain subject to examination by the Internal Revenue Service. As of December 31, 2013, the Portfolio had no uncertain tax positions that would require financial statement recognition, or de-recognition or disclosure.

Dividends and Distributions to Shareholders - The Portfolio records dividends and distributions on the ex-dividend date. Net realized gains from security transactions (if any) are generally distributed annually to shareholders. The timing and characterization of certain income and capital gains distributions are determined in accordance with federal tax regulations that may differ from GAAP. Permanent book and tax basis differences relating to shareholder distributions will result in reclassification between under/over distributed net investment income, accumulated net realized gains/losses, and paid-in surplus. Book-tax differences are primarily due to foreign currency transactions, and passive foreign investment companies (PFICs). These adjustments have no impact on net assets or the results of operations.

Securities Lending - The Portfolio may lend its portfolio securities to certain qualified brokers who borrow securities in order to complete certain securities transactions. By lending its portfolio securities, the Portfolio attempts to increase its net investment income through the receipt of income on collateral held from securities on loan. Any gain or loss in the market price of the loaned securities that might occur and any interest earned or dividends declared during the term of the loan would accrue to the account of the Portfolio.

The Trust has entered into a securities lending arrangement with the custodian. Under this arrangement, the custodian is authorized to loan portfolio securities on the Portfolio’s behalf. In exchange, the Portfolio receives either cash or securities as collateral against the loaned securities. The Portfolio receives collateral at least equal to 102% of the market value of the loaned securities (105% for foreign equity securities), at each loan’s inception. Collateral representing at least 100% of the market value of the loaned securities must be maintained for the duration of the loan. A liability for cash collateral is reflected on the Statement of Assets and Liabilities, and is categorized as Level 2 within the fair value hierarchy. Cash collateral is generally invested in the State Street Navigator Securities Lending MET Portfolio (the “Navigator Portfolio”), a series of the State Street Navigator Securities Lending Trust that is managed by an affiliate of the custodian. The Navigator Portfolio is a registered money market fund that invests in a variety of high-quality, U.S. dollar-denominated instruments. If the market value of the collateral at the close of trading on a business day is less than 100% of the market value of the loaned securities at the close of trading on that day, the borrower shall be required to deliver, by the close of business on the following business day, an additional amount of collateral, so that the total amount of posted collateral is equal to at least 100% of the market value of all the loaned securities as of such preceding day. A portion of net income (income after the deduction of expenses and fees of the Navigator Portfolio) on the collateral is rebated to the borrower of the securities and the remainder is split between the custodian and the Portfolio. On loans collateralized by U.S. Treasuries, a fee is received from the borrower and is allocated between the Portfolio and the custodian. The risks associated with lending portfolio securities include, but are not limited to, possible delays in receiving additional collateral or in the recovery of the loaned securities, possible loss of rights in the collateral should the borrower fail financially, as well as risk of loss in the value of the collateral or the value of the investments made with the collateral. The lending agent has agreed to indemnify the Portfolio in the case of default of any securities borrower. Income received by the Portfolio in securities lending transactions during the year ended December 31, 2013 is reflected as Securities lending income on the Statement of Operations. Any outstanding loans by the Portfolio at December 31, 2013 are disclosed in the footnotes to the Schedule of Investments.

Repurchase Agreements - The Portfolio may enter into repurchase agreements, under the terms of a Master Repurchase Agreement, with selected commercial banks and broker-dealers, under which the Portfolio acquires securities as collateral and agrees to resell the securities at an agreed upon time and at an agreed-upon price. The Portfolio, through the custodian or a subcustodian, receives delivery of the underlying securities collateralizing any repurchase agreements. The Portfolio requires the custodian to take possession, to have legally segregated in the Federal Reserve Book Entry System, or to have segregated within the custodian’s vault, all securities held as collateral for repurchase agreements. It is the Portfolio’s policy that the market value of the collateral be at least equal to 100% of the repurchase price in the case of a repurchase agreement of one-day duration and at least equal to 102% of the repurchase price in the case of all other repurchase agreements. In the event of default or failure by a party to perform an obligation in connection with any repurchase transaction, the Master Repurchase Agreement gives the non-defaulting party the right to set-off claims and to apply property held by it in connection with any repurchase transaction against obligations owed to it.

At December 31, 2013, the Portfolio had investments in repurchase agreements with a gross value of $1,987,000, which is included as part of investments at value on the Statement of Assets and Liabilities. The value of the related collateral exceeded the value of the repurchase agreements at December 31, 2013.

MSF-46

Metropolitan Series Fund

Met/Dimensional International Small Company Portfolio

Notes to Financial Statements—December 31, 2013—(Continued)

3. Investments in Derivative Instruments

Futures Contracts - The Portfolio may buy and sell futures contracts as a hedge, to maintain investment exposure to a target asset class or to enhance return. The Portfolio may be subject to fluctuations in equity prices, interest rates, commodity prices, and foreign currency exchange rates in the normal course of pursuing its investment objective. Futures contracts are standardized agreements to buy or sell a security, or deliver a final cash settlement price in connection with an index, interest rate, currency, or other asset. The Portfolio must deposit an amount (“initial margin”) equal to a certain percentage of the face value of the futures contract. The initial margin may be in the form of cash or securities, which is returned when the Portfolio’s obligations under the contract have been satisfied. If cash is deposited as the initial margin, it is shown as cash collateral on the Statement of Assets and Liabilities. Futures contracts are marked-to-market daily, and subsequent payments (“variation margin”) are made or received by the Portfolio depending on whether unrealized gains or losses are incurred. These amounts are reflected as receivables or payables on the Statement of Assets and Liabilities and as a component of net change in unrealized appreciation/depreciation on the Statement of Operations. When the contract is closed or expires, the Portfolio records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. Risks of entering into futures contracts (and related options) include the possibility that the market for these instruments may be illiquid and that a change in the value of the contract or option may not correlate perfectly with changes in the value of the underlying instrument. Futures contracts are exchange-traded and the exchange’s clearinghouse, as counterparty to all exchange-traded futures, guarantees the futures contracts against default. For over-the-counter futures the Portfolio’s ability to terminate the positions may be more limited than in the case of exchange-traded positions and may also involve the risk that securities dealers participating in such transactions would fail to meet their obligations to the Portfolio.

During the year ended December 31, 2013, the Portfolio entered into equity index futures contracts which were subject to equity price risk. During the period April 17, 2013 through May 9, 2013, the Portfolio had bought and sold $47,104,453 in equity index futures contracts. At December 31, 2013, the Portfolio did not have any open futures contracts. For the year ended December 31, 2013, the Portfolio had realized gains in the amount of $666,509 which are shown under net realized gain on futures contracts in the Statement of Operations.

4. Certain Risks

Market Risk: In the normal course of business, the Portfolio invests in securities and enters into transactions where risks exist due to fluctuations in the market (market risk) or failure of the other party to a transaction to perform (credit and counterparty risk). The value of securities held by the Portfolio may decline in response to certain events, including those directly involving the companies whose securities are owned by the Portfolio; conditions affecting the general economy; overall market changes; local, regional or global political, social or economic instability; currency, interest rate, and price fluctuations.

Credit and Counterparty Risk: The Portfolio may be exposed to counterparty risk, or the risk that an entity with which the Portfolio has unsettled or open transactions may default. The potential loss could exceed the value of the financial assets and liabilities recorded in the financial statements. Financial assets that potentially expose the Portfolio to credit and counterparty risk consist principally of cash due from counterparties and investments. The Portfolio manages counterparty risk by entering into agreements only with counterparties that it believes have the financial resources to honor their obligations and by monitoring the financial stability of those counterparties. The Portfolio’s investment adviser attempts to mitigate counterparty risk by (i) periodically assessing the creditworthiness of its trading partners, (ii) monitoring and/or limiting the amount of its net exposure to each individual counterparty based on its assessment, and (iii) requiring collateral from the counterparty for certain transactions. In order to preserve certain safeguards for non-standard settlement trades, the Portfolio restricts its exposure to credit and counterparty losses by entering into master netting agreements with counterparties (approved brokers) with whom it undertakes a significant volume of transactions. Master Agreements govern the terms of certain transactions, and reduce the counterparty risk associated with relevant transactions by specifying credit protection mechanisms and providing standardization that improves legal certainty. Master Agreements can also help limit counterparty risk by specifying collateral posting arrangements at pre-arranged exposure levels.

Repurchase and reverse repurchase agreements are primarily executed under Global Master Repurchase Agreements (“GMRAs”) or Master Repurchase Agreements (“MRAs”), which provide the rights to set-off. Each repurchase and reverse repurchase agreement is initially collateralized at the transaction level. In the event of default, the total market value exposure will be offset against collateral exchanged to date, which would result in a net receivable/(payable) that would be due from/to the counterparty.

Foreign Investment Risk: The investments by the Portfolio in foreign securities may involve risks not present in domestic investments. Because securities may be denominated in foreign currencies, may require settlement in foreign currencies and may pay interest or dividends in foreign currencies, changes in the relationship of these foreign currencies to the U.S. dollar can significantly affect the value of the investments and earnings of the Portfolio. Foreign investments may also subject the Portfolio to foreign government exchange restrictions, expropriation, taxation or other political, social or economic developments, all of which could affect the market and/or credit risk of the investments. In addition to the risks described above, risks may arise from forward foreign currency contracts with respect to the potential inability of counterparties to meet the terms of their contracts.

MSF-47

Metropolitan Series Fund

Met/Dimensional International Small Company Portfolio

Notes to Financial Statements—December 31, 2013—(Continued)

Additional risks associated with each type of investment are described above within the respective security type notes. The Portfolio’s prospectus includes a discussion of the principal risks of investing in the Portfolio.

5. Investment Transactions

Aggregate cost of purchases and proceeds of sales of investment securities, excluding short-term securities, for the year ended December 31, 2013 were as follows:

Purchases		Sales
U.S. Government	Non U.S. Government	U.S. Government	Non U.S. Government
$0	$118,260,585	$0	$112,743,719

6. Investment Management Fees and Other Transactions with Affiliates

Investment Management Agreement - MetLife Advisers is the investment adviser to the Portfolio. The Trust has entered into an investment management agreement with MetLife Advisers with respect to the Portfolio. For providing investment management services to the Portfolio, MetLife Advisers receives monthly compensation at the following annual rates:

Management Fees earned by MetLife Advisers for the year ended December 31, 2013	% per annum	Average daily net assets
$7,199,546	0.850%	Of the first $100 million
	0.800%	On amounts in excess of $100 million

MetLife Advisers has entered into an investment subadvisory agreement with respect to the Portfolio. Dimensional Fund Advisors LP is compensated by MetLife Advisers to provide subadvisory services for the Portfolio.

Management Fee Waivers - Pursuant to an expense agreement, MetLife Advisers has agreed, for the period April 29, 2013 through April 27, 2014, to reduce its advisory fees set out above under “Investment Management Agreement” for each class of the Portfolio as follows:

% per annum	Average daily net assets
0.050%	Of the first $100 million

An identical agreement was in place for the period April 30, 2012 through April 28, 2013. Amounts waived for the year ended December 31, 2013 are shown as management fee waiver in the Statement of Operations.

Certain officers and trustees of the Trust may also be officers of MetLife Advisers; however, such officers and trustees receive no compensation from the Trust.

Transfer Agency Agreement - MetLife serves as the transfer agent for the Trust. MetLife receives no fees for its services to the Trust under the transfer agency agreement.

Distribution and Service Fees - The Trust has a distribution agreement with MetLife Investors Distribution Company (“MIDC” or the “Distributor”) in which MIDC serves as the distributor for the Portfolio’s Class A and B Shares. MIDC is a wholly-owned subsidiary of MetLife Investors Group, Inc., an affiliate of the Adviser. The Trust has also adopted a Distribution and Service Plan under Rule 12b-1 of the 1940 Act for the Portfolio’s Class B Shares. Under the Distribution and Service Plan, the Class B Shares of the Portfolio pay a fee to compensate the Insurance Companies (or their affiliates) and other broker-dealers and financial intermediaries involved in the offer and sale of Portfolio shares for promoting or selling and servicing the Class B Shares. The fees under the Distribution and Service Plan for each class of the Portfolio’s shares are calculated as a percentage of the Portfolio’s average daily net assets that are attributable to that Class. Currently, the fee is 0.25% per year for Class B Shares. Amounts incurred by the Portfolio for the year ended December 31, 2013 are shown as Distribution and service fees in the Statement of Operations.

Deferred Trustee Compensation - Each Trustee who is not currently an employee of the Adviser or any of its affiliates receives compensation from the Trust for his or her service to the Trust. A deferred compensation plan (the “Plan”) is available to the Trustees on a voluntary basis. Deferred amounts remain in the Trust until distributed in accordance with the provisions of the Plan. The value of a participating Trustee’s deferral account is based on theoretical investments of deferred amounts, on the normal payment dates in certain portfolios of the Trust or Met Investors Series Trust, an affiliate of the Trust, as designated by the participating Trustee. Changes in the value of participants’ deferral accounts are reflected as Trustees’ fees and expenses in the Statement of Operations. The portion of the accrued obligations allocated to the Portfolio under the Plan is reflected as Deferred trustees’ fees in the Statement of Assets and Liabilities.

MSF-48

Metropolitan Series Fund

Met/Dimensional International Small Company Portfolio

Notes to Financial Statements—December 31, 2013—(Continued)

7. Contractual Obligations

Under the Trust’s organizational documents, its officers and Trustees may be indemnified against certain liabilities and expenses arising out of the performance of their duties to the Trust. Additionally, the Trust has a variety of indemnification obligations under contracts with its service providers. The Trust’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Trust that have not yet occurred.

8. Income Tax Information

The tax character of distributions paid for the periods ended December 31, 2013 and 2012 was as follows:

Ordinary Income		Long-Term Capital Gain		Total
2013	2012	2013	2012	2013	2012
$17,802,172	$24,740,269	$24,913,628	$59,355,542	$42,715,800	$84,095,811

As of December 31, 2013, the components of distributable earnings (accumulated losses) on a federal income tax basis were as follows:

Undistributed Ordinary Income	Undistributed Long-Term Capital Gain	Net Unrealized Appreciation	Loss Carryforwards	Total
$25,466,895	$28,743,116	$262,277,791	$—	$316,487,802

The Portfolio utilizes the provisions of the federal income tax laws that provide for the carryforward of capital losses for prior years, offsetting such losses against any future realized capital gains. Under the Regulated Investment Company Modernization Act of 2010 (the “Act”), net capital losses recognized after December 22, 2010 may be carried forward indefinitely and their character is retained as short-term and/or long-term losses. Previously, net capital losses were carried forward for up to eight years and treated as short-term losses. As a transition rule, the Act requires that post-enactment net capital losses be used before pre-enactment net capital losses.

As of December 31, 2013, the Portfolio had no post-enactment accumulated capital losses and no pre-enactment accumulated capital loss carryforwards.

MSF-49

Metropolitan Series Fund

Met/Dimensional International Small Company Portfolio

Report of Independent Registered Public Accounting Firm

To the Shareholders of Met/Dimensional International Small Company Portfolio and the Board of Trustees of Metropolitan Series Fund:

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Met/Dimensional International Small Company Portfolio, one of the portfolios constituting Metropolitan Series Fund (the “Fund”) as of December 31, 2013, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2013, by correspondence with the custodian and brokers; where replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Met/Dimensional International Small Company Portfolio of Metropolitan Series Fund, as of December 31, 2013, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

Deloitte & Touche LLP

Boston, Massachusetts

February 27, 2014

MSF-50

Metropolitan Series Fund

Trustees and Officers of Metropolitan Series Fund

The Trustees and executive officers of the Trust, their ages and their principal occupations during the past five years are set forth below. Unless otherwise indicated, the business address of each is One Financial Center, Boston, MA 02111. Each Trustee who is deemed an “interested person,” as such term is defined in the 1940 Act, is indicated by an asterisk. Those Trustees who are not “interested persons” as defined in the 1940 Act are referred to as “Independent Trustees.” Additional information about the Trustees is available in the Statement of Additional Information, which is available without charge, upon request, by calling (800) 848-3854.

Trustees of the Trust

Name and Age	Position(s) Held with Registrant	Term of Office and Length of Time Served	Principal Occupation(s) During the Past 5 Years(1)	Number of Portfolios in Fund Complex(2) overseen	Other Directorships Held by Trustee During the Past 5 Years(1)
Interested Trustee
Elizabeth M. Forget* (47)	Trustee, Chairman of the Board, President and Chief Executive Officer	Indefinite; From May 2006 (President and Chief Executive Officer)/ August 2006 (Trustee and Chairman of the Board) to present	Senior Vice President, MetLife Inc.; President, MetLife Advisers, LLC and a predecessor company.	79	Trustee, Met Investors Series Trust (the “MIST Trust”);** various MetLife-affiliated boards.

Independent Trustees
Stephen M. Alderman (54)	Trustee	Indefinite; From April 2012 to present	Shareholder in the law firm of Garfield & Merel, Ltd.	79	Trustee, MIST Trust;** Director, International Truck Leasing Corp.

Robert J. Boulware (57)	Trustee	Indefinite; From April 2012 to present	Managing Director, Pilgrim Funds, LLC (private equity fund).	79	Trustee, MIST Trust;** Trustee, Vertical Capital Income Fund (closed-end fund); Director, Gainsco, Inc. (auto insurance).

Susan C. Gause (61)	Trustee	Indefinite; From April 2012 to present	Private Investor.	79	Trustee, MIST Trust;** Trustee, HSBC Funds.

Nancy Hawthorne (62)	Trustee	Indefinite; From May 2003 to present	Chief Executive Officer, Clerestory LLC (corporate advisor).	79	MIST Trust;** Director, THL Credit, Inc.**; Director, Avid Technology, Inc.**

Barbara A. Nugent (57)	Trustee	Indefinite; From January 2014 to present	President, True North Board Governance, LLC (consulting); until 2014, partner in the law firm of Stradley Ronon Stevens & Young, LLP.	79	Trustee, MIST Trust**; Director, Episcopal Healthcare Foundation; until 2014, member, Mutual Fund Directors Forum Advisory Board.

Keith M. Schappert (62)	Trustee	Indefinite; From August 2009 to present	Principal, Schappert Consulting LLC (asset management consulting).	79	Trustee, MIST Trust;** Director, The Commonfund for Nonprofit Organizations; until 2011, Director, Trilogy Global Advisors; Director, Mirae Asset Discovery Funds,** Director, Calamos Investments.

Linda B. Strumpf (66)	Trustee	Indefinite; From May 2000 to present	Chair of the Investment Committee, Leona M. and Harry B. Helmsley Charitable Trust; until 2011, Chief Investment Officer, Leona M. and Harry B. Helmsley Charitable Trust.	79	Since 2012, Trustee, MIST Trust,** Trustee and Member of Investment Committee, The Pennsylvania State University.

Dawn M. Vroegop (47)	Trustee	Indefinite; From May 2009 to present	Private Investor.	79	Trustee, MIST Trust,** Trustee, Driehaus Mutual Funds; Director and Investment Committee Chair, City College of San Francisco Foundation.

MSF-51

Metropolitan Series Fund

Trustees and Officers of Metropolitan Series Fund—(Continued)

Executive Officers of the Trust

Name and Age	Position(s) Held with Registrant	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years(1)
Elizabeth M. Forget (47)	President, Chief Executive Officer, Trustee and Chairman of the Board	From May 2006 (President and Chief Executive Officer)/ August 2006 (Trustee and Chairman of the Board) to present	See principal occupation information in the table above.

Jeffrey L. Bernier (42)	Vice President	From February 2008 to present	Vice President, MetLife, Inc.; Senior Vice President, MetLife Advisers, LLC and a predecessor company.

Peter H. Duffy (58)	Chief Financial Officer and Treasurer	From November 2000 to present	Senior Vice President, MetLife Advisers, LLC; Vice President, MetLife, Inc.

Andrew L. Gangolf (59)	Secretary	From May 2011 to present	Senior Vice President, MetLife Advisers, LLC; Senior Vice President & Assistant General Counsel, AllianceBerstein Investments, Inc.

Jeffrey P. Halperin (46)	Chief Compliance Officer	From November 2005 to present	Vice President, MetLife, Inc.; Chief Compliance Officer, MIST; Chief Compliance Officer, MSF Trust; Chief Compliance Officer, MetLife Advisers, LLC and a predecessor company; Chief Compliance Officer, MetLife Investment Management, LLC (formerly MetLife Investment Advisors Company, LLC).

Alan C. Leland, Jr. (61)	Vice President	From February 2005 to present	Treasurer and Chief Financial Officer, MetLife Advisers, LLC; Vice President, MetLife Group Inc.; Vice President, MetLife, Inc.

*	Ms. Forget is an “interested person” of the Trust because of her positions with MetLife Advisers, LLC and her ownership of securities issued by MetLife, Inc., the ultimate parent company of MetLife Advisers, LLC.
**	Indicates a directorship with a registered investment company or a company subject to the reporting requirements of the Securities Exchange Act of 1934, as amended.
(1)	Previous positions during the past five years with the Trust, MetLife, Inc. or the Adviser are omitted if not materially different.
(2)	The Fund Complex includes 49 Portfolios of the MIST Trust and 30 Portfolios of the Trust.

MSF-52

Metropolitan Series Fund

Met/Dimensional International Small Company Portfolio

Board of Trustees’ Consideration of Advisory and Sub-Advisory Agreements

At an in-person meeting of the Boards of Trustees (the “Board”) of Met Investors Series Trust and Metropolitan Series Fund (“MIST” and “MSF,” respectively, and collectively, the “Trusts”) held on November 19-20, 2013, the Board, including a majority of the Trustees who are not considered to be “interested persons” of the Trusts (the “Independent Trustees”) under the Investment Company Act of 1940, as amended (the “1940 Act”), approved for an annual period the continuation of each Trust’s advisory agreement (the “Advisory Agreement”) with MetLife Advisers, LLC (the “Adviser”) and the applicable sub-advisory agreements (each a “Sub-Advisory Agreement,” and collectively with the Advisory Agreement, the “Agreements”) between the Adviser and the investment sub-advisers (each a “Sub-Adviser,” and collectively, the “Sub-Advisers”) for each of the series of the Trusts, including the Met/Dimensional International Small Company Portfolio (each a “Portfolio,” and collectively, the “Portfolios”).1

In considering the Agreements, the Board reviewed a variety of materials provided by the Adviser and the Sub-Advisers relating to the Portfolios, including comparative performance, fee and expense information for an appropriate peer group of similar mutual funds, performance information for relevant benchmark indices and other information regarding the nature, extent and quality of services provided by the Adviser and the Sub-Advisers under their respective Agreements. The Board also took into account its experience with the Adviser and the Sub-Advisers and information provided to the Board in its meetings throughout the year with respect to the services provided by the Adviser and the Sub-Advisers, including quarterly performance reports prepared by management containing reviews of investment results, and periodic presentations from certain of the Sub-Advisers with respect to the Portfolios they manage. The Independent Trustees also assessed reports provided by the Board’s independent consultant, who reviewed and provided analyses regarding investment performance, fees and expenses, and other information provided by, or at the direction of, the Adviser and the Sub-Advisers, as more fully discussed below.

The Independent Trustees were separately advised by independent legal counsel throughout the process, and met with independent legal counsel in periodic executive sessions. Prior to voting to continue the Agreements at the November meeting, the Independent Trustees also received a memorandum from their independent counsel discussing the legal standards for their consideration of the proposed continuation of the Agreements. The Board also met in person with personnel of the Adviser on September 17, 2013 for the specific purpose of giving preliminary consideration to the proposed continuation of the Agreements and to request additional information they considered reasonably necessary to their deliberations. The Independent Trustees also discussed the proposed continuation of the Agreements in private sessions with their independent legal counsel at which no representatives of management were present.

In considering whether to approve the renewal of the Advisory Agreement with the Adviser and any applicable Sub-Advisory Agreements with respect to a Portfolio, the Board reviewed and analyzed the factors it deemed relevant, including: (1) the nature, extent and quality of the services to be provided to the Portfolios by the Adviser and the Sub-Advisers; (2) the performance of the Portfolios as compared to a peer group and an appropriate index; (3) the Adviser’s and each of the Sub-Adviser’s personnel and operations; (4) the financial condition of the Adviser and of the Sub-Advisers; (5) the level and method of computing each Portfolio’s advisory and sub-advisory fees; (6) the profitability of the Adviser under the Advisory Agreement and of certain of the Sub-Advisers under the Sub-Advisory Agreements; (7) any “fall-out” benefits to the Adviser, the Sub-Advisers and their affiliates (i.e., ancillary benefits realized by the Adviser, the Sub-Advisers or their affiliates from the Adviser’s or Sub-Advisers’ relationship with the Trusts); (8) the anticipated effect of growth in size on Portfolio expenses; (9) fees paid to certain of the Sub-Advisers by comparable institutional and retail accounts; and (10) possible conflicts of interest.

Nature, extent and quality of services. The Board evaluated the nature, extent and quality of the services that the Adviser, and the Sub-Advisers as relevant, have provided to the Portfolios. The Board considered the Adviser’s services as investment manager to the Portfolios, including services relating to the selection and oversight of the Sub-Advisers for the applicable Portfolios. The Board considered, among other things, the Adviser’s oversight of the provision of services to the Portfolios by the Sub-Advisers, including with respect to investment activities and trading practices, and the Sub-Adviser’s compliance with fund policies, objectives and Board directives, compliance policies and procedures and applicable law. The Adviser’s services in coordinating and overseeing the activities of the Trusts’ other service providers were also considered. The Board also evaluated the expertise and performance of the personnel of the Adviser who performed services for the Portfolios throughout the year.

The Board considered information received from the Trust’s Chief Compliance Officer (“CCO”) regarding the Portfolios’ compliance policies and procedures established pursuant to Rule 38a-l under the 1940 Act. The Board also evaluated the CCO’s ongoing reports concerning the CCO’s oversight of the risk assessment processes of the Sub-Advisers.

1 The Pyramis Managed Risk Portfolio recently commenced operations and, therefore, the Agreement with respect to this Portfolio was not up for renewal.

MSF-53

Metropolitan Series Fund

Met/Dimensional International Small Company Portfolio

Board of Trustees’ Consideration of Advisory and Sub-Advisory Agreements—(Continued)

With respect to the services provided by each of the Sub-Advisers, the Board considered, among other things, information provided to the Board by each Sub-Adviser. The Board considered the Sub-Adviser’s current level of staffing and its overall resources, as well as its compensation program. The Board reviewed each Sub-Adviser’s history and investment experience, as well as information regarding the qualifications, background and responsibilities of the Sub-Adviser’s investment and compliance personnel who provide services to the Portfolios. The Board also considered, among other things, the Sub-Adviser’s compliance program and any disciplinary history. The Board also took into account the Sub-Adviser’s risk assessment and monitoring process. The Board noted each Sub-Adviser’s regulatory history, including whether it was currently involved in any regulatory actions or investigations as well as material litigation, and any settlements and amelioratory actions undertaken, as appropriate. The Board also noted that the CCO and his staff conduct regular, periodic compliance reviews with each of the Sub-Advisers and present reports to the Independent Trustees regarding the same, which includes evaluating the regulatory compliance systems of the Sub-Advisers and procedures reasonably designed by them to help assure compliance with the federal securities laws, including issues related to late trading and market timing, best execution, fair value pricing, and proxy voting procedures, among others. The Board also took into account the financial condition of each Sub-Adviser. In its review, the Board also received and took into account information regarding any services and/or payments provided to the Adviser by the Sub-Advisers in connection with marketing activities.

The Board considered each Sub-Adviser’s investment process and philosophy. The Board took into account that each Sub-Adviser’s responsibilities include the development and maintenance of an investment program for the applicable Portfolio which is consistent with the Portfolio’s investment objectives, the selection of investment securities and the placement of orders for the purchase and sale of such securities, as well as the implementation of compliance controls related to performance of these services. The Board also reviewed each Sub-Adviser’s brokerage policies and practices.

Performance. The Board considered the performance of the Portfolios as described in the quarterly reports prepared by management, and as also analyzed in reports prepared by the Independent Trustees’ independent consultant. The Board noted that the Adviser reviews with the Board on a quarterly basis detailed information about the Portfolios’ performance results, portfolio composition and investment strategies. The Board also reviewed and considered a separate report prepared by Lipper Inc. (“Lipper”), an independent third party, which provided a statistical analysis comparing the Portfolios’ investment performance, expenses, and fees to comparable funds underlying variable insurance products (the “Performance Universe”). In addition, the Independent Trustees met separately with a representative of Bobroff Consulting, Inc., an independent consultant (“Bobroff), at a special board meeting in September 2013, to review the separate reports prepared by such consultant (“Bobroff Report”), which analyzed the report prepared by Lipper. The Board also considered each Portfolio’s more recent performance subsequent to the performance period covered by the Lipper reports, and management’s discussion of the same, including the effect of current market conditions on each Portfolio’s more recent performance.

The Board reviewed the Portfolios’ performance records and the Adviser’s and Sub-Advisers’ management styles and long-term performance records with the Portfolios and comparable funds. The Board focused particular attention on Portfolios with less favorable performance records. The Board was mindful of the Adviser’s focus on each Sub-Adviser’s performance and noted that the Adviser has been active in monitoring and responding to any performance issues with respect to the Portfolios. The Board also took into account its discussions with management regarding factors that contributed to the performance of the Portfolios.

Among other data relating specifically to the Met/Dimensional International Small Company Portfolio’s performance, the Board considered that the Portfolio outperformed the median of its Performance Universe and its Lipper Index for the one- and three-year periods ended June 30, 2013. The Board also took into account that the Portfolio outperformed its benchmark, the MSCI World Ex USA Small Cap Index, for the one- and three-year periods ended October 31, 2013, and underperformed its benchmark for the five-year period ended October 31, 2013.

Fees and Expenses. The Board gave consideration to the advisory fees payable under the Advisory Agreement and the sub-advisory fees payable under each of the Sub-Advisory Agreements. In this regard, the Board reviewed the advisory fees payable on a Portfolio-by-Portfolio basis based on information provided by the Adviser. The Independent Trustees, with the assistance of Bobroff, also examined the fees paid by a Portfolio in light of fees paid to other investment managers by comparable funds, as well as considered the fees charged by the Adviser to manage other comparable funds, as applicable. The Lipper report included comparisons of the Adviser’s fee schedule with that of its peers based on an asset-based analysis of relative fee structures according to the size of the Portfolio. In addition, the Board considered the Portfolios’ advisory and sub-advisory fees and total expenses as compared to similarly situated investment companies underlying variable insurance products deemed to be comparable to the Portfolios as determined by Lipper. The Board considered a Portfolio’s ranking within a smaller group of peer funds chosen by Lipper (the “Expense Group”), as well as the Portfolio’s ranking within broader groups of funds (the “Expense Universe” and the “Sub-advised Expense Universe”). The Board

MSF-54

Metropolitan Series Fund

Met/Dimensional International Small Company Portfolio

Board of Trustees’ Consideration of Advisory and Sub-Advisory Agreements—(Continued)

also considered a Portfolio’s contractual sub-advisory fees, as applicable, as compared to the Sub-advised Expense Universe as well as a smaller group of funds (the “Sub-advised Expense Group”). In comparing a Portfolio’s actual and contractual management fee to that of comparable funds, the Board noted that such fee includes both advisory and administrative fees.

The Board noted that the sub-advisory fees for the Portfolios are paid by the Adviser, not the Portfolios, out of the advisory fee. It was further noted that the Adviser negotiates such fees at arm’s length. The Board also considered that the Adviser had entered into expense limitation agreements with certain of the Portfolios, pursuant to which the Adviser has agreed to waive a portion of its advisory fee and/or reimburse certain expenses as a means of limiting a Portfolio’s total annual operating expenses. The Board further considered the amount of sub-advisory fees paid out by the Adviser and the amount of the management fees that it retained in light of the services performed by Sub-Advisers and Adviser, respectively.

With respect to the Met/Dimensional International Small Company Portfolio, the Board considered that the Portfolio’s actual management fees and total expenses (exclusive of 12b-1 fees) were below the Expense Group median, the Expense Universe median and the Sub-advised Expense Universe median. The Board also noted that the Portfolio’s contractual management fees were below the asset-weighted average of the Expense Group at the Portfolio’s current size. The Board further noted that the Portfolio’s contractual sub-advisory fees were below the average of the Sub-advised Expense Group and above the average of the Sub-advised Expense Universe at the Portfolio’s current size. The Board also considered that the Adviser had waived fees and/or reimbursed expenses during the past year.

Profitability. The Board examined the profitability of the Adviser on a Portfolio-by-Portfolio basis. The Board also considered that the Distributor, MetLife Investors Distribution Company, receives Rule 12b-1 payments to support the distribution of the products. The Board considered the profitability to the Sub-Advisers and their affiliates as a result of their relationships with the Portfolios, and the Board considered the ability of the Adviser to negotiate the Sub-Advisory Agreements and the fees thereunder at arm’s length. The Board also reviewed Portfolio specific data with regard to the profitability of the Portfolios to each Sub-Adviser, as available.

Economies of scale. The Board also considered the effect of the Portfolios’ growth in size on their fees. The Board noted that the fee schedules for most of the Portfolios contain breakpoints that reduce the fee rate above specified asset levels. The Board noted those Portfolios that did not contain breakpoints in the advisory fee and took into account management’s discussion of the same. The Board noted that those Portfolios with advisory fee schedules containing breakpoints generally reflect the inclusion of breakpoints in the sub-advisory fee schedule for such Portfolios. The Board considered the effective fees under the Advisory Agreement for a Portfolio as a percentage of assets at different asset levels and possible economies of scale that may be realized if the assets of the Portfolio grow. Among other data, the Board examined the effect of a Portfolio’s growth in size on various fee schedules and reviewed the Lipper and Bobroff Reports, which compared fees among peers. The Board also generally noted that if a Portfolio’s assets increase over time, the Portfolio may realize other economies of scale if assets increase proportionally more than certain other fixed expenses. In addition, the Board noted that the Adviser had taken a number of steps to date intended to share the benefits of economies of scale with contractholders.

With respect to the Met/Dimensional International Small Company Portfolio, the Board noted that the Portfolio’s advisory fee contains breakpoints that reduce the advisory fee rate on assets above certain specified asset levels. The Board considered the fact that the Portfolio’s fee levels decline as portfolio assets increase.

Other factors. As part of its evaluation of the Adviser’s compensation, the Board considered other benefits that may be realized by the Adviser and its affiliates from their relationship with the Trusts. Among them, the Board recognized that an affiliate of the Adviser, MetLife Investors Distribution Company, serves as the Distributor for the Trusts, and, as such, receives payments pursuant to Rule 12b-1 from the Portfolios to compensate it for providing shareholder services and selling activities, which could lead to growth in the Trusts’ assets and corresponding benefits from such growth, including economies of scale. The Board also considered that affiliates of the Adviser may benefit from certain indirect tax benefits relating to dividend received deductions and foreign tax credits. In conjunction with these considerations, the Board noted the costs of providing investment management and other services to the Portfolios and the ongoing commitment of the Adviser to the Portfolios.

The Board considered other benefits that may be realized by each Sub-Adviser and its affiliates from their relationship with the Trusts, including the opportunity to provide advisory services to additional portfolios of the Trusts and reputational benefits. In conjunction with these considerations, the Board noted the costs of providing investment advisory services to the Portfolios and the ongoing commitment of the Sub-Advisers to the Portfolios.

MSF-55

Metropolitan Series Fund

Met/Dimensional International Small Company Portfolio

Board of Trustees’ Consideration of Advisory and Sub-Advisory Agreements—(Continued)

The Board considered possible conflicts of interest in the form of material benefits or detriments to the Trusts resulting from the nature of the Trusts’ and the Adviser’s or the Sub-Advisers’ affiliations and the services that are provided to the Trusts, and the manner in which such conflicts were mitigated.

Conclusions. After full consideration of the factors discussed above, the Board, including a majority of the Independent Trustees, approved the Advisory Agreement and the Sub-Advisory Agreement, as applicable, with respect to each Portfolio, unless otherwise noted. In making its approvals, the Board concluded that the nature, extent and quality of services provided by the Adviser and each Sub-Adviser supported the renewal of the Agreements. The Board also concluded that the investment performance of each Fund was such that each Agreement should continue. In addition, the Board concluded that fees paid by a Portfolio to the Adviser and, if applicable, the Sub-Adviser appeared to be acceptable in light of nature, extent and quality of the services provided by the Adviser and Sub-Adviser. Further, the Board concluded that the Adviser’s profitability in providing services under the Advisory Agreements did not appear unreasonably high in light of the nature, extent and quality of the services provided by the Adviser. Finally, the Board concluded that the Advisory and Sub-Advisory fees in some measure share economies of scale with contractholders. In approving the renewal of each of the Agreements, the Board, including the Independent Trustees, did not identify any single factor as controlling, and generally attributed different weights to various factors for the various Portfolios. The Board evaluated all information available to them on a Portfolio-by-Portfolio basis, and their decisions were made separately with respect to each Portfolio.

MSF-56

Metropolitan Series Fund

MetLife Conservative Allocation Portfolio

Managed by MetLife Advisers, LLC

Portfolio Manager Commentary*

PERFORMANCE

For the one year period ended December 31, 2013, the Class A and B shares of the MetLife Conservative Allocation Portfolio returned 4.50% and 4.29%, respectively. The Portfolio’s benchmark, the Dow Jones Conservative Index1, returned 1.41%.

MARKET ENVIRONMENT / CONDITIONS

Global economic expansion was in low gear through much of 2013, becoming more bifurcated in the second half of the year. Developed economies continued to strengthen whereas emerging markets faced the dual challenges of slowing growth and tighter global financial conditions. In the U.S., equity markets rallied in the first quarter but experienced a sharp decline in May and June when the Federal Reserve (the “Fed”) hinted at the possibility of reducing its unprecedented bond-buying program. This announcement subsequently sent global markets into a plunge. Domestically, Treasury yields rose while credit spreads widened. The dollar rallied and Treasury Inflation Protected Securities (“TIPS”) posted a substantial loss on reduced inflation expectations. Emerging markets sold off while their currencies tumbled against the U.S. dollar. Volatility spiked in bond and currency markets. The Fed’s accommodative language and policy stance boosted risk appetite in the third quarter and sent investors back into risk assets. Equity performance was strong both domestically and outside of the U.S. Credit spreads tightened, resulting in solid excess returns in both investment grade and high yield bond sectors. Volatility came down significantly in both equity and rate markets following the late September Federal Open Market Committee decision not to pare back the Fed’s asset-purchasing program. Economic reports that came out in the fourth quarter indicated robust domestic growth which in turn boosted investor confidence and made the looming taper even more likely. In December, reduced fiscal drag, falling unemployment and stronger economic growth prompted the Fed to announce a $10 billion reduction in the level of its asset-buying program starting in January 2014, causing stock markets to rally sharply on the news.

The vast majority of global equity markets concluded the year in record territories, supported by accommodative monetary policies around the world. The U.S. equity market outperformed the rest of the world with the S&P 500 Index up 32.4%, trailed by Japan (27.2%), Europe (25.2%), and Asia-Pacific ex-Japan (5.5%), as reported by MSCI. Within U.S. equity markets, smaller cap names generally delivered a better performance than their large cap counterparts. Growth stocks modestly outpaced value stocks over the trailing one year period, most prominently in the small cap space. In terms of sectors, Consumer Discretionary, Health Care, and Industrials proved to be the best performing sectors, while Telecom and Utility stocks trailed. Emerging market equities, however, produced a moderately negative return in 2013 after an impressive 2012. Growing signs of strength in the U.S. economy raised speculation that the Fed would start reducing its stimulus sooner than anticipated. Disappointing economic data across the developing world also reduced investors’ risk appetite as the year progressed.

Within fixed income, interest rate risk drove the majority of domestic bond sectors into negative territory, especially in longer dated securities as the yield curve steepened. High Yield Credit was the only bright spot with a positive 7.4% return for the year. Investors’ demand for additional yield provided steady support for high yield issues throughout 2013, and resulted in meaningful spread narrowing. Internationally, peripheral European debt enjoyed double digit returns for U.S. investors stemming from the combination of positive local returns and the euro strengthening against the dollar. On the other extreme, the Barclays Global Japan Index fell 16.0%, driven entirely by a large currency depreciation induced by Japan’s Prime Minister Shinzo Abe. With Japan being the largest component of the Barclays Global Aggregate ex-U.S. Index, the Index as a whole was down 3.1% for the year. Similar to the equity side, emerging market debt struggled and produced a negative return in 2013, due largely to weak emerging market currencies vis-à-vis the dollar.

PORTFOLIO REVIEW / PERIOD-END POSITIONING

The MetLife Conservative Allocation Portfolio invested in underlying portfolios of the Met Investors Series Trust and the Metropolitan Series Fund to maintain a broad asset allocation of approximately 20% to equities and 80% to fixed income. The Portfolio’s large fixed income position (80%) restrained absolute performance during the full twelve month period when stocks significantly outperformed bonds. However, on a relative basis, performance was comfortably ahead of its benchmark index, the Dow Jones Conservative Index. Outperformance was attributable to a combination of asset class exposures and favorable security selection in the underlying portfolios. From an asset class exposure perspective, a moderate overweight to high yield bonds due to the opportunistic positioning of the core bond managers along with a slight overweight to equity compared to the benchmark contributed positively to relative performance.

The fixed income portion of the Portfolio produced a slightly negative impact on relative performance. Not surprisingly, the PIMCO Inflation Protected Bond Portfolio was the largest performance detractor given that TIPS was the worst performing fixed income segment during the year. That negative contribution was partially offset by positive contributions from several other underlying bond portfolios, including Western Asset Management U.S. Government Portfolio and Met/Templeton International Bond Portfolio. While the PIMCO Inflation Protected Bond Portfolio was largely an asset class story, the portfolios on the positive side were a successful security selection story in the sense that they generated a positive excess return relative to their respective asset class indices. The Western Asset Management U.S. Government Portfolio performed particularly well in the Mortgage-Backed Securities sector, an area in which it has been consistently adding value. The Met/Templeton International Bond Portfolio generated a large outperformance against its benchmark, driven primarily by the portfolio’s currency positioning. More specifically, a sizable underweight in Japanese yen proved to be the right decision as the yen tumbled against the dollar.

MSF-1

Metropolitan Series Fund

MetLife Conservative Allocation Portfolio

Managed by MetLife Advisers, LLC

Portfolio Manager Commentary*—(Continued)

Domestic equity was the big winner in 2013. Not only did our U.S. equity portfolios generate the best absolute return relative to international equity and fixed income underlying portfolios, they also produced the best asset class specific excess return derived from solid stock selection. Outperformance was most pronounced in the large cap space across value and growth spectrum. The T. Rowe Price Large Cap Growth Portfolio was the leading contributor in the domestic equity space. The portfolio’s holdings in the Consumer Discretionary sector added substantially to the performance. Overweight positions in Priceline, Amazon, and Netflix all proved to be beneficial during 2013. Furthermore, a handful of Technology stocks, such as MasterCard and Google, also had a positive contribution. Other domestic equity portfolios that provided a strong contribution on the positive side included MFS Value Portfolio, Invesco Comstock Portfolio and Jennison Growth Portfolio. The MFS Value Portfolio’s sector positioning, namely an underweight in the bottom performing Utilities sector combined with an overweight in the better performing Industrials sector benefited the portfolio. Additionally, its stock selection within the Financials sector was effective across a large number of names. Both the Invesco Comstock Portfolio’s and Jennison Growth Portfolio’s strong performance was driven by favorable stock selection. While the Jennison Growth Portfolio’s stock selection contribution was more concentrated in the Technology sector, the Invesco Comstock Portfolio’s was more in the Financials sector. In contrast, several mid cap and small cap equity portfolios detracted from relative performance, however, to a lesser degree.

The results from the underlying international equity portfolios were mixed. The two portfolios that provide exposure to emerging markets and real estate investment trusts (“REITs”) generally have lower correlations with the rest of the equity market and therefore add diversification benefits to the Portfolio. Unfortunately, these two asset classes had a difficult year in 2013. As a result, MFS Emerging Markets Equity Portfolio and Clarion Global Real Estate Portfolio significantly hindered the overall performance. On a relative basis, while the Harris Oakmark International Portfolio produced the largest positive contribution among all equity portfolios, that positive effect was more than offset by the underperformance generated from the other international portfolios, especially the Clarion Global Real Estate Portfolio.

Investment Committee

MetLife Advisers, LLC

* This commentary may include statements that constitute “forward-looking statements” under the U.S. securities laws. Forward-looking statements include, among other things, projections, estimates, and information about possible or future results related to the Portfolio, market or regulatory developments. The views expressed above are not guarantees of future performance or economic results and involve certain risks, uncertainties and assumptions that could cause actual outcomes and results to differ materially from the views expressed herein. The views expressed above are subject to change at any time based upon economic, market, or other conditions and the advisory firm undertakes no obligation to update the views expressed herein. Any discussions of specific securities should not be considered a recommendation to buy or sell those securities. The views expressed above (including any forward-looking statement) may not be relied upon as investment advice or as an indication of the Portfolio’s trading intent. Information about the Portfolio’s holdings, asset allocation or country diversification is historical and is not an indication of future Portfolio composition, which may vary. Direct investment in any index is not possible. The performance of any index mentioned in this commentary has not been adjusted for ongoing management, distribution and operating expenses, and sales charges applicable to mutual fund investments. In addition, the returns do not reflect additional fees charged by separate accounts or variable insurance contracts that an investor in the Portfolio may pay. If these additional fees were reflected, performance would have been lower.

MSF-2

Metropolitan Series Fund

MetLife Conservative Allocation Portfolio

A $10,000 INVESTMENT COMPARED TO THE DOW JONES CONSERVATIVE INDEX

AVERAGE ANNUAL RETURNS (%) (FOR THE YEAR ENDED DECEMBER 31, 2013)

	1 Year	5 Year	Since Inception[2]
MetLife Conservative Allocation Portfolio
Class A	4.50	9.54	5.57
Class B	4.29	9.29	5.31
Dow Jones Conservative Index	1.41	6.25	5.05

1 The Dow Jones Conservative Index is a total returns index designed to provide asset allocation strategists with a target risk benchmark. Each month, the Index adjusts its weighting of stocks, bonds, and cash indices (both domestic and foreign) from Barclays and Dow Jones such that the risk combination will have 20% of the risk of an all equity portfolio.

2 Inception date of the Class A and Class B shares is 5/2/05. Index since inception return is based on the Portfolio’s inception date.

Portfolio performance is calculated including reinvestment of all income and capital gain distributions. Performance numbers are net of all Portfolio expenses but do not include any insurance, sales, separate account or administrative charges of variable annuity or life insurance contracts or any additional expenses that participants may bear relating to the operations of their plans. If these charges were included, the returns would be lower. The performance of any index referenced above has not been adjusted for ongoing management, distribution and operating expenses, and sales charges applicable to mutual fund investments. Direct investment in any index is not possible. The performance of Class A shares, as set forth in the line graph above, will differ from that of other classes because of the difference in expenses paid by policyholders investing in the different share classes.

This information represents past performance and is not indicative of future results. Investment return and principal value may fluctuate so that shares, upon redemption, may be worth more or less than the original cost.

PORTFOLIO COMPOSITION AS OF DECEMBER 31, 2013

Top Holdings

% of Net Assets
PIMCO Total Return Portfolio(Class A)	18.9
Western Asset Management U.S. Government Portfolio(Class A)	15.0
BlackRock Bond Income Portfolio(Class A)	12.5
PIMCO Inflation Protected Bond Portfolio(Class A)	9.9
JPMorgan Core Bond Portfolio(Class A)	8.5
Met/Franklin Low Duration Total Return Portfolio(Class A)	6.0
Western Asset Management Strategic Bond Opportunities Portfolio(Class A)	2.6
WMC Core Equity Opportunities Portfolio (formerly Davis Venture Value Portfolio)(Class A)	2.3
T. Rowe Price Large Cap Value Portfolio(Class A)	2.3
MFS Value Portfolio(Class A)	2.0

MSF-3

Metropolitan Series Fund

MetLife Conservative Allocation Portfolio

Understanding Your Portfolio’s Expenses

Shareholder Expense Example

As a shareholder of the Portfolio, you incur ongoing costs, including management fees; distribution and service (12b-1) fees; and other Portfolio expenses. This example is intended to help you understand your ongoing costs (in dollars) (referred to as “expenses”) of investing in the Portfolio and compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period, July 1, 2013 through December 31, 2013.

Actual Expenses

The first line for each share class of the Portfolio in the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested in the particular share class of the Portfolio, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line for each share class of the Portfolio in the table below provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any fees or charges of your variable insurance product or any additional expenses that participants in certain eligible qualified plans may bear relating to the operations of their plan. Therefore, the second line for each share class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these other costs were included, your costs would have been higher.

MetLife Conservative Allocation Portfolio		Annualized Expense Ratio	Beginning Account Value July 1, 2013	Ending Account Value December 31, 2013	Expenses Paid During Period** July 1, 2013 to December 31, 2013
Class A(a)(b)	Actual	0.62%	$1,000.00	$1,040.60	$3.19
	Hypothetical*	0.62%	$1,000.00	$1,022.08	$3.16

Class B(a)(b)	Actual	0.87%	$1,000.00	$1,039.10	$4.47
	Hypothetical*	0.87%	$1,000.00	$1,020.82	$4.43

* Hypothetical assumes a rate of return of 5% per year before expenses.

** Expenses paid are equal to the Portfolio’s annualized expense ratio for the most recent six month period, as shown above, multiplied by the average account value over the period, multiplied by the number of days (184 days) in the most recent fiscal half-year, divided by 365 (to reflect the one-half year period).

(a) The annualized expense ratio shown reflects an expense limitation agreement between MetLife Advisers, LLC and the Portfolio as described in Note 5 of the Notes to Financial Statements.

(b) The annualized expense ratio reflects the expenses of both the Portfolio and the Underlying Portfolios in which it invests.

MSF-4

Metropolitan Series Fund

MetLife Conservative Allocation Portfolio

Schedule of Investments as of December 31, 2013

Mutual Funds—100.0% of Net Assets

Security Description	Shares	Value

Affiliated Investment Companies—100.0%
Baillie Gifford International Stock Portfolio (Class A) (a)	674,662	$7,110,933
BlackRock Bond Income Portfolio (Class A) (a)	819,606	87,968,317
BlackRock Capital Appreciation Portfolio (Class A) (a)	187,852	7,110,215
BlackRock High Yield Portfolio (Class A) (b)	558,310	4,952,207
BlackRock Large Cap Value Portfolio (Class A) (a)	591,358	7,108,123
Clarion Global Real Estate Portfolio (Class A) (b)	636,517	7,090,795
Goldman Sachs Mid Cap Value Portfolio (Class A) (b)	200,123	3,554,184
Harris Oakmark International Portfolio (Class A) (b)	371,169	7,100,466
Invesco Comstock Portfolio (Class A) (b)	975,148	14,217,664
Jennison Growth Portfolio (Class A) (a)	539,041	8,527,623
JPMorgan Core Bond Portfolio (Class A) (b)	5,870,256	59,700,506
JPMorgan Small Cap Value Portfolio (Class A) (b)	177,607	3,539,714
Lord Abbett Bond Debenture Portfolio (Class A) (b)	365,350	4,950,489
Met/Artisan Mid Cap Value Portfolio (Class A) (a)	13,233	3,554,259
Met/Eaton Vance Floating Rate Portfolio (Class A) (b)	1,327,385	14,110,106
Met/Franklin Low Duration Total Return Portfolio (Class A) (b)	4,198,867	42,282,590
Met/Templeton International Bond Portfolio (Class A) (b)	1,206,952	14,145,481
MFS Emerging Markets Equity Portfolio (Class A) (b)	170,443	1,767,495
MFS Research International Portfolio (Class A) (b)	443,928	5,331,579
MFS Value Portfolio (Class A) (a)	801,107	14,219,643
Neuberger Berman Genesis Portfolio (Class A) (a)	391,139	7,095,262

Affiliated Investment Companies—(Continued)
PIMCO Inflation Protected Bond Portfolio (Class A) (b)	7,032,253	$69,970,921
PIMCO Total Return Portfolio (Class A) (b)	11,231,865	133,322,240
T. Rowe Price Large Cap Growth Portfolio (Class A) (a)	347,982	8,529,032
T. Rowe Price Large Cap Value Portfolio (Class A) (b)	508,477	16,347,532
Third Avenue Small Cap Value Portfolio (Class A) (b)	506,729	10,661,578
Western Asset Management Strategic Bond Opportunities Portfolio (Class A) (a)	1,364,300	18,349,841
Western Asset Management U.S. Government Portfolio (Class A) (a)	8,784,176	105,497,954
WMC Core Equity Opportunities Portfolio (formerly Davis Venture Value Portfolio) (Class A) (a)	380,528	16,351,273

Total Mutual Funds (Cost $675,930,028)		704,468,022

Total Investments—100.0% (Cost $675,930,028) (c)		704,468,022
Other assets and liabilities (net)—0.0%		(210,388)

Net Assets—100.0%		$704,257,634

(a)	A Portfolio of Metropolitan Series Fund. (See Note 6 of the Notes to Financial Statements for a summary of transactions in the securities of affiliated issuers.)
(b)	A Portfolio of Met Investors Series Trust. (See Note 6 of the Notes to Financial Statements for a summary of transactions in the securities of affiliated issuers.)
(c)	As of December 31, 2013, the aggregate cost of investments for federal income tax purposes was $679,469,810. The aggregate unrealized appreciation and depreciation of investments were $37,648,327 and $(12,650,115), respectively, resulting in net unrealized appreciation of $24,998,212 for federal income tax purposes.

See accompanying notes to financial statements.

MSF-5

Metropolitan Series Fund

MetLife Conservative Allocation Portfolio

Schedule of Investments as of December 31, 2013

Fair Value Hierarchy

Accounting principles generally accepted in the United States of America (“GAAP”) define fair market value as the price that the Portfolio would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. It establishes a fair value hierarchy that prioritizes inputs to valuation methods and requires disclosure of the fair value hierarchy that segregates fair value measurements into three levels. Levels 1, 2 and 3 of the fair value hierarchy are defined as follows:

Level 1 - unadjusted quoted prices in active markets for identical investments

Level 2 - other significant observable inputs (including, but not limited to, unadjusted quoted prices for similar investments in markets that are either active or inactive; inputs other than quoted prices that are observable such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks, default rates, etc.)

Level 3 - significant unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are unavailable (including the Portfolio’s own assumptions in determining the fair value of investments)

The inputs or methodologies used for valuing investments are not necessarily an indication of the risk associated with investing in them. Changes to the inputs or methodologies used may result in transfers between levels, which will be recognized as of the beginning of the reporting period. Information on transfers between Level 1 and Level 2, if any, will be disclosed following the fair value hierarchy table below. A reconciliation of Level 3 securities, if any, will also be disclosed following the fair value hierarchy table. For more information about the Portfolio’s policy regarding the valuation of investments, please refer to the Notes to Financial Statements.

The following table summarizes the fair value hierarchy of the Portfolio’s investments as of December 31, 2013:

Description	Level 1	Level 2	Level 3	Total
Mutual Funds
Affiliated Investment Companies	$704,468,022	$—	$—	$704,468,022
Total Investments	$704,468,022	$—	$—	$704,468,022

See accompanying notes to financial statements.

MSF-6

Metropolitan Series Fund

MetLife Conservative Allocation Portfolio

Statement of Assets and Liabilities

December 31, 2013

Assets
Affiliated investments at value (a)	$704,468,022
Cash	1
Receivable for:
Investments sold	387,971
Fund shares sold	238,266
Due from investment adviser	61,885

Total Assets	705,156,145
Liabilities
Payables for:
Investments purchased	81,814
Fund shares redeemed	544,423
Accrued expenses:
Management fees	55,624
Distribution and service fees	139,331
Deferred trustees’ fees	48,554
Other expenses	28,765

Total Liabilities	898,511

Net Assets	$704,257,634

Net assets consist of:
Paid in surplus	$624,693,581
Undistributed net investment income	26,235,354
Accumulated net realized gain	24,790,705
Unrealized appreciation on affiliated investments	28,537,994

Net Assets	$704,257,634

Net Assets
Class A	$50,502,598
Class B	653,755,036
Capital Shares Outstanding*
Class A	4,190,206
Class B	54,629,189
Net Asset Value, Offering Price and Redemption Price Per Share
Class A	$12.05
Class B	11.97

*	The Portfolio is authorized to issue an unlimited number of shares.
(a)	Identified cost of affiliated investments was $675,930,028.

Statement of Operations

Year Ended December 31, 2013

Investment Income
Dividends from Affiliated Underlying Portfolios	$21,398,630

Total investment income	21,398,630
Expenses
Management fees	690,431
Administration fees	12,520
Custodian and accounting fees	25,120
Distribution and service fees—Class B	1,750,598
Audit and tax services	27,722
Legal	27,754
Trustees’ fees and expenses	35,359
Miscellaneous	6,263

Total expenses	2,575,767
Less expenses reimbursed by the Adviser	(61,885)

Net expenses	2,513,882

Net Investment Income	18,884,748

Net Realized and Unrealized Gain
Net realized gain on:
Affiliated investments	27,529,699
Capital gain distributions from Affiliated Underlying Portfolios	11,490,217

Net realized gain	39,019,916

Net change in unrealized depreciation on affiliated investments	(26,985,702)

Net realized and unrealized gain	12,034,214

Net Increase in Net Assets from Operations	$30,918,962

See accompanying notes to financial statements.

MSF-7

Metropolitan Series Fund

MetLife Conservative Allocation Portfolio

Statements of Changes in Net Assets

	Year Ended December 31, 2013	Year Ended December 31, 2012
Increase (Decrease) in Net Assets:
From Operations
Net investment income	$18,884,748	$17,323,643
Net realized gain	39,019,916	8,606,344
Net change in unrealized appreciation (depreciation)	(26,985,702)	38,179,561

Increase in net assets from operations	30,918,962	64,109,548

From Distributions to Shareholders
Net investment income
Class A	(1,669,825)	(1,675,020)
Class B	(20,320,447)	(21,223,316)
Net realized capital gains
Class A	(252,309)	(1,293,214)
Class B	(3,326,264)	(17,639,431)

Total distributions	(25,568,845)	(41,830,981)

Increase (decrease) in net assets from capital share transactions	(78,957,486)	72,616,439

Total Increase (Decrease) in Net Assets	(73,607,369)	94,895,006

Net Assets
Beginning of period	777,865,003	682,969,997

End of period	$704,257,634	$777,865,003

Undistributed net investment income
End of period	$26,235,354	$21,818,331

Other Information:

Capital Shares

Transactions in capital shares were as follows:

	Year Ended December 31, 2013		Year Ended December 31, 2012
	Shares	Value	Shares	Value
Class A
Sales	1,010,238	$12,089,640	1,088,531	$12,718,526
Reinvestments	162,755	1,922,134	261,519	2,968,234
Redemptions	(1,579,390)	(18,842,708)	(950,918)	(11,109,262)

Net increase (decrease)	(406,397)	$(4,830,934)	399,132	$4,577,498

Class B
Sales	5,676,456	$67,480,408	10,029,567	$116,934,083
Reinvestments	2,012,486	23,646,711	3,439,181	38,862,747
Redemptions	(14,002,275)	(165,253,671)	(7,544,007)	(87,757,889)

Net increase (decrease)	(6,313,333)	$(74,126,552)	5,924,741	$68,038,941

Increase (decrease) derived from capital shares transactions		$(78,957,486)		$72,616,439

See accompanying notes to financial statements.

MSF-8

Metropolitan Series Fund

MetLife Conservative Allocation Portfolio

Financial Highlights

Selected per share data
	Class A
	Year Ended December 31,
	2013	2012	2011	2010	2009
Net Asset Value, Beginning of Period	$11.94	$11.60	$11.51	$10.87	$9.42

Income (Loss) from Investment Operations
Net investment income (a)	0.33	0.30	0.33	0.33	0.53
Net realized and unrealized gain on investments	0.20	0.77	0.07	0.77	1.35

Total from investment operations	0.53	1.07	0.40	1.10	1.88

Less Distributions
Distributions from net investment income	(0.36)	(0.41)	(0.31)	(0.46)	(0.36)
Distributions from net realized capital gains	(0.06)	(0.32)	0.00	0.00	(0.07)

Total distributions	(0.42)	(0.73)	(0.31)	(0.46)	(0.43)

Net Asset Value, End of Period	$12.05	$11.94	$11.60	$11.51	$10.87

Total Return (%) (b)	4.50	9.49	3.48	10.34	20.73

Ratios/Supplemental Data
Gross ratio of expenses to average net assets (%) (c)	0.11	0.11	0.11	0.11	0.12
Net ratio of expenses to average net assets (%) (c) (d)	0.10	0.10	0.10	0.10	0.10
Ratio of net investment income to average net assets (%) (e)	2.73	2.58	2.84	2.97	5.36
Portfolio turnover rate (%)	18	9	33	21	22
Net assets, end of period (in millions)	$50.5	$54.9	$48.7	$45.7	$31.1

	Class B
	Year Ended December 31,
	2013	2012	2011	2010	2009
Net Asset Value, Beginning of Period	$11.86	$11.53	$11.44	$10.81	$9.36

Income (Loss) from Investment Operations
Net investment income (a)	0.29	0.27	0.29	0.30	0.47
Net realized and unrealized gain on investments	0.22	0.76	0.08	0.77	1.38

Total from investment operations	0.51	1.03	0.37	1.07	1.85

Less Distributions
Distributions from net investment income	(0.34)	(0.38)	(0.28)	(0.44)	(0.33)
Distributions from net realized capital gains	(0.06)	(0.32)	0.00	0.00	(0.07)

Total distributions	(0.40)	(0.70)	(0.28)	(0.44)	(0.40)

Net Asset Value, End of Period	$11.97	$11.86	$11.53	$11.44	$10.81

Total Return (%) (b)	4.29	9.18	3.25	10.05	20.52

Ratios/Supplemental Data
Gross ratio of expenses to average net assets (%) (c)	0.36	0.36	0.36	0.36	0.37
Net ratio of expenses to average net assets (%) (c) (d)	0.35	0.35	0.35	0.35	0.35
Ratio of net investment income to average net assets (%) (e)	2.49	2.35	2.49	2.68	4.73
Portfolio turnover rate (%)	18	9	33	21	22
Net assets, end of period (in millions)	$653.8	$723.0	$634.3	$562.4	$404.3

(a)	Per share amounts based on average shares outstanding during the period.
(b)	Total return does not reflect any insurance, sales, separate account or administrative charges of variable annuity or life insurance contracts or any additional expenses that contract owners may bear under their variable contracts. If these charges were included, the returns would be lower.
(c)	The ratio of operating expenses to average net assets does not include expenses of the Underlying Portfolios in which the Portfolio invests.
(d)	Net ratio of expenses to average net assets includes the effect of the expense limitation agreement as detailed in Note 5 of the Notes to Financial Statements.
(e)	Recognition of net investment income by the Asset Allocation Portfolio is affected by the timing of the declaration of dividends by the Underlying Portfolios in which it invests.

See accompanying notes to financial statements.

MSF-9

Metropolitan Series Fund

MetLife Conservative Allocation Portfolio

Notes to Financial Statements—December 31, 2013

1. Organization

Metropolitan Series Fund (the “Trust”) is organized as a Delaware statutory trust and registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. The Trust is currently comprised of thirty series, each of which operates as a distinct investment vehicle of the Trust. The portfolio included in this report is MetLife Conservative Allocation Portfolio (the “Asset Allocation Portfolio”), which is diversified. The Asset Allocation Portfolio operates under a “fund of funds” structure, investing substantially all of its assets in other Portfolios advised by MetLife Advisers, LLC (“MetLife Advisers”), an affiliate of MetLife, Inc., or its affiliates (each, an “Underlying Portfolio,” and, collectively, the “Underlying Portfolios”). Shares in the Asset Allocation Portfolio are not offered directly to the general public and are currently available only to separate accounts established by Metropolitan Life Insurance Company (“MetLife”) and other affiliated life insurance companies.

The Asset Allocation Portfolio has registered and offers two classes of shares: Class A and B shares. Shares of each Class of the Asset Allocation Portfolio represent an equal pro rata interest in the Asset Allocation Portfolio and generally give the shareholder the same voting, dividend, liquidation, and other rights. Investment income, realized and unrealized capital gains and losses, the common expenses of the Asset Allocation Portfolio, and certain Asset Allocation Portfolio-level expense reductions, if any, are allocated on a pro rata basis to each Class based on the relative net assets of each Class to the net assets of the Asset Allocation Portfolio. Each Class of shares differs in its respective distribution plan and such distribution expenses are allocated to that Class.

2. Significant Accounting Policies

The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America (“GAAP”) requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities as of the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates. In the preparation of these financial statements, management has evaluated events and transactions subsequent to December 31, 2013 through the date the financial statements were issued.

The following is a summary of significant accounting policies consistently followed by the Asset Allocation Portfolio in the preparation of its financial statements.

Investment Valuation and Fair Value Measurements - Investments in the Underlying Portfolios are valued at their closing daily net asset value on the valuation date. Investments in the Underlying Portfolios are categorized as Level 1 within the fair value hierarchy. For information about the use of fair value pricing by the Underlying Portfolios, please refer to the prospectuses of the Underlying Portfolios.

Investment Transactions and Related Investment Income - Asset Allocation Portfolio security transactions are recorded on the trade date. Dividend income is recorded on the ex-dividend date. Realized gains and losses on investments are determined on the identified cost basis, which is the same basis used for federal income tax purposes. Capital gains distributions received from the Underlying Portfolios are recorded as net realized gain in the Statement of Operations.

Income Taxes - It is the Asset Allocation Portfolio’s policy to comply with the requirements of the Internal Revenue Code of 1986, as amended, and regulations thereunder, applicable to regulated investment companies and to distribute, with respect to each taxable year, all of its taxable income to shareholders. Therefore, no federal income tax provision is required. The Asset Allocation Portfolio files U.S. federal tax returns. No income tax returns are currently under examination. The Asset Allocation Portfolio’s federal tax returns for the prior three fiscal years remain subject to examination by the Internal Revenue Service. As of December 31, 2013, the Portfolio had no uncertain tax positions that would require financial statement recognition, or de-recognition or disclosure.

Dividends and Distributions to Shareholders - The Asset Allocation Portfolio records dividends and distributions on the ex-dividend date. Net realized gains from security transactions (if any) are generally distributed annually to shareholders. The timing and characterization of certain income and capital gains distributions are determined in accordance with federal tax regulations that may differ from GAAP. Permanent book and tax basis differences relating to shareholder distributions will result in reclassification between under/over distributed net investment income, accumulated net realized gains/losses, and paid-in surplus. Book-tax differences are primarily due to distributions from Underlying Portfolios. These adjustments have no impact on net assets or the results of operations.

3. Certain Risks

Market Risk: In the normal course of business, the Underlying Portfolios invest in securities and enter into transactions where risks exist due to fluctuations in the market (market risk) or failure of the other party to a transaction to perform (credit and counterparty risk). The value of securities held by the Underlying Portfolios may decline in response to certain events, including those directly involving the companies whose securities are owned by the Underlying Portfolios; conditions affecting the general economy; overall market changes; local, regional or global political, social or economic instability; currency, interest rate, and price fluctuations.

MSF-10

Metropolitan Series Fund

MetLife Conservative Allocation Portfolio

Notes to Financial Statements—December 31, 2013—(Continued)

Credit and Counterparty Risk: The Underlying Portfolios may be exposed to counterparty risk, or the risk that an entity with which the Underlying Portfolios have unsettled or open transactions may default. The potential loss could exceed the value of the financial assets and liabilities recorded in the financial statements. Financial assets that potentially expose the Underlying Portfolios to credit and counterparty risk consist principally of cash due from counterparties and investments. The Underlying Portfolios manage counterparty risk by entering into agreements only with counterparties that they believe have the financial resources to honor their obligations and by monitoring the financial stability of those counterparties. The Underlying Portfolios’ investment adviser attempts to mitigate counterparty risk by (i) periodically assessing the creditworthiness of their trading partners, (ii) monitoring and/or limiting the amount of their net exposure to each individual counterparty based on the adviser’s assessment, and (iii) requiring collateral from the counterparty for certain transactions. In order to preserve certain safeguards for non-standard settlement trades, the Underlying Portfolios restrict their exposure to credit and counterparty losses by entering into master netting agreements with counterparties (approved brokers) with whom the Underlying Portfolios undertake a significant volume of transactions. Master Agreements govern the terms of certain transactions, and reduce the counterparty risk associated with relevant transactions by specifying credit protection mechanisms and providing standardization that improves legal certainty. Master Agreements can also help limit counterparty risk by specifying collateral posting arrangements at pre-arranged exposure levels.

Additional risks associated with each type of investment are described within the respective security type notes. The Asset Allocation Portfolio’s prospectus includes a discussion of the principal risks of investing in the Asset Allocation Portfolio and Underlying Portfolios in which it invests.

4. Investment Transactions

Aggregate cost of purchases and proceeds of sales of shares of the Underlying Portfolios by the Asset Allocation Portfolio, for the year ended December 31, 2013 were as follows:

Purchases		Sales
U.S. Government	Non U.S. Government	U.S. Government	Non U.S. Government
$0	$137,889,378	$0	$212,053,219

5. Investment Management Fees and Other Transactions with Affiliates

Investment Management Agreement - MetLife Advisers is the investment adviser to the Asset Allocation Portfolio. The Trust has entered into an investment management agreement with MetLife Advisers with respect to the Asset Allocation Portfolio. For providing investment management services to the Asset Allocation Portfolio, MetLife Advisers receives monthly compensation at the following annual rates:

Management Fees earned by MetLife Advisers for the year ended December 31, 2013	% per annum	Average Daily Net Assets
$690,431	0.100%	Of the first $500 million
	0.075%	Of the next $500 million
	0.050%	On amounts in excess of $1 billion

In addition to the above management fee paid to MetLife Advisers, the Asset Allocation Portfolio indirectly pays MetLife Advisers an investment advisory fee through its investments in the Underlying Portfolios.

Certain officers and trustees of the Trust may also be officers of MetLife Advisers; however, such officers and trustees receive no compensation from the Trust.

Expense Limitation Agreement - Pursuant to an expense agreement relating to each class of the Asset Allocation Portfolio, MetLife Advisers has contractually agreed, from April 29, 2013 to April 27, 2014, to waive a portion of its advisory fees or pay a portion of the other operating expenses (not including acquired fund fees and expenses, brokerage costs, interest, taxes, or extraordinary expenses) to the extent total operating expenses exceed stated annual expense limits (based on the Asset Allocation Portfolio’s then-current fiscal year). For the Asset Allocation Portfolio, this subsidy, and identical subsidies in effect in earlier periods, are subject to the obligation of each class of the Asset Allocation Portfolio to repay MetLife Advisers in future years, if any, when a class’ expenses fall below the stated expense limit pertaining to that class that was in effect at the time of the subsidy in question. Such deferred expenses may be charged to a class in a subsequent year to the extent that the charge does not cause the total expenses in such subsequent year to exceed the class’ stated expense limit that was in effect at the time of the subsidy in question; provided, however, that no class of the Asset Allocation Portfolio is obligated to repay any expense paid by MetLife Advisers more than five years after the end of the fiscal year in which such expense was incurred. The expense limits (annual rates as a percentage of each class of the Asset Allocation Portfolio’s net average daily net assets) in effect from April 29, 2013 to April 27, 2014 are 0.10% and 0.35% for Class A and B, respectively.

MSF-11

Metropolitan Series Fund

MetLife Conservative Allocation Portfolio

Notes to Financial Statements—December 31, 2013—(Continued)

As of December 31, 2013, the amount of expenses deferred in 2008 subject to repayment until December 31, 2013 was $57,938. The amount of expenses deferred in 2009 subject to repayment until December 31, 2014 was $70,498. The amount of expenses deferred in 2010 subject to repayment until December 31, 2015 was $71,127. The amount of expenses deferred in 2011 subject to repayment until December 31, 2016 was $38,237. The amount of expenses deferred in 2012 subject to repayment until December 31, 2017 was $74,663. The amount of expenses deferred in 2013 subject to repayment until December 31, 2018 was $61,885.

Transfer Agency Agreement - MetLife serves as the transfer agent for the Trust. MetLife receives no fees for its services to the Trust under the transfer agency agreement.

Distribution and Service Fees - The Trust has a distribution agreement with MetLife Investors Distribution Company (“MIDC” or the “Distributor”) in which MIDC serves as the distributor for the Asset Allocation Portfolio’s Class A and B Shares. MIDC is a wholly-owned subsidiary of MetLife Investors Group, Inc., an affiliate of the Adviser. The Trust has also adopted a Distribution and Service Plan under Rule 12b-1 of the 1940 Act for the Asset Allocation Portfolio’s Class B shares. Under the Distribution and Services Plan, the Class B shares of the Asset Allocation Portfolio pay a fee to compensate the Insurance Companies (or their affiliates) and other broker-dealers and financial intermediaries involved in the offer and sale of Asset Allocation Portfolio shares for promoting or selling and servicing the Class B shares of the Asset Allocation Portfolio. The fees under the Distribution and Services Plan for each class of the Asset Allocation Portfolio’s shares are calculated as a percentage of the Asset Allocation Portfolio’s average daily net assets that are attributable to that Class. Currently, the fee is 0.25% per year for Class B shares. Amount incurred by the Asset Allocation Portfolio for the year ended December 31, 2013 is shown as Distribution and service fees in the Statement of Operations.

Deferred Trustee Compensation - Each Trustee who is not currently an active employee of MetLife or its affiliates receives compensation from the Trust for his or her service to the Trust. A deferred compensation plan (the “Plan”) is available to the Trustees on a voluntary basis. Deferred amounts remain in the Trust until distributed in accordance with the provisions of the Plan. The value of a participating Trustee’s deferral account is based on theoretical investments of deferred amounts, on the normal payment dates in certain portfolios of the Trust or Met Investors Series Trust, an affiliate of the Trust, as designated by the participating Trustee. Changes in the value of participants’ deferral accounts are reflected as Trustees’ fees and expenses in the Statement of Operations. The portion of the accrued obligations allocated to the Asset Allocation Portfolio under the Plan is reflected as Deferred trustees’ fees in the Statement of Assets and Liabilities.

6. Transactions in Securities of Underlying Portfolios

The Portfolio does not invest in the Underlying Portfolios for the purpose of exercising control; however, investments by the Portfolio within its principal investment strategies may represent a significant portion of the Underlying Portfolios net assets. Transactions in the Underlying Portfolios for the year ended December 31, 2013 were as follows:

Underlying Portfolio	Number of shares held at December 31, 2012	Shares purchased	Shares sold	Number of shares held at December 31, 2013
Baillie Gifford International Equity	846,959	67,321	(239,618)	674,662
BlackRock Bond Income	1,146,396	67,230	(394,020)	819,606
BlackRock Capital Appreciation	273,865	12,166	(98,179)	187,852
BlackRock High Yield	872,775	71,747	(386,212)	558,310
BlackRock Large Cap Value	795,391	83,818	(287,851)	591,358
Clarion Global Real Estate	683,679	132,724	(179,886)	636,517
Goldman Sachs Mid Cap Value	—	260,647	(60,524)	200,123
Harris Oakmark International	521,734	45,227	(195,792)	371,169
Invesco Comstock	715,871	627,816	(368,539)	975,148
Jennison Growth	666,475	123,978	(251,412)	539,041
JPMorgan Core Bond	—	6,297,359	(427,103)	5,870,256
JPMorgan Small Cap Value	—	239,128	(61,521)	177,607
Lord Abbett Bond Debenture	579,509	33,758	(247,917)	365,350
Met/Artisan Mid Cap Value	39,468	1,616	(27,851)	13,233
Met/Eaton Vance Floating Rate	1,454,133	96,359	(223,107)	1,327,385
Met/Franklin Low Duration Total Return	4,608,698	182,390	(592,221)	4,198,867
Met/Templeton International Bond	1,315,985	66,027	(175,060)	1,206,952
MFS Emerging Markets	—	203,594	(33,151)	170,443
MFS Research International	757,763	47,164	(360,999)	443,928
MFS Value	1,126,366	83,555	(408,814)	801,107
Neuberger Berman Genesis	591,216	16,934	(217,011)	391,139
PIMCO Inflation Protected Bond	6,545,154	922,196	(435,097)	7,032,253
PIMCO Total Return	12,702,254	904,761	(2,375,150)	11,231,865
Pioneer Fund	1,072,190	6,960	(1,079,150)	—

MSF-12

Metropolitan Series Fund

MetLife Conservative Allocation Portfolio

Notes to Financial Statements—December 31, 2013—(Continued)

Underlying Portfolio	Number of shares held at December 31, 2012	Shares purchased	Shares sold	Number of shares held at December 31, 2013
T. Rowe Price Large Cap Growth	442,961	74,397	(169,376)	347,982
T. Rowe Price Large Cap Value	638,282	76,449	(206,254)	508,477
Third Avenue Small Cap Value	980,671	29,754	(503,696)	506,729
Western Asset Management Strategic Bond Opportunities	1,668,765	94,665	(399,130)	1,364,300
Western Asset Management U.S. Government	10,056,639	347,870	(1,620,333)	8,784,176
WMC Core Equity Opportunities Portfolio (formerly Davis Venture Value Portfolio)	469,422	70,879	(159,773)	380,528

Underlying Portfolio	Net Realized Gain/(Loss) on sales of Underlying Portfolios	Capital Gain Distributions from Underlying Portfolios	Dividend Income from Underlying Portfolios	Ending Value as of December 31, 2013
Baillie Gifford International Equity	$305,711	$—	$129,155	$7,110,933
BlackRock Bond Income	4,827,990	2,383,127	3,909,793	87,968,317
BlackRock Capital Appreciation	346,323	—	68,964	7,110,215
BlackRock High Yield	424,859	143,825	366,312	4,952,207
BlackRock Large Cap Value	405,385	444,060	114,855	7,108,123
Clarion Global Real Estate	162,273	—	546,108	7,090,795
Goldman Sachs Mid Cap Value	46,664	138,106	42,918	3,554,184
Harris Oakmark International	1,093,551	—	223,649	7,100,466
Invesco Comstock	1,023,712	—	204,858	14,217,664
Jennison Growth	546,845	98,424	40,098	8,527,623
JPMorgan Core Bond	(149,041)	267,270	334,087	59,700,506
JPMorgan Small Cap Value	114,761	—	27,467	3,539,714
Lord Abbett Bond Debenture	400,766	—	365,824	4,950,489
Met/Artisan Mid Cap Value	1,978,467	—	34,873	3,554,259
Met/Eaton Vance Floating Rate	115,136	71,994	636,422	14,110,106
Met/Franklin Low Duration Total Return	(5,668)	—	841,563	42,282,590
Met/Templeton International Bond	137,204	68,291	340,164	14,145,481
MFS Emerging Markets	(9,415)	—	24,735	1,767,495
MFS Research International	577,526	—	169,755	5,331,579
MFS Value	2,142,529	525,900	309,719	14,219,643
Neuberger Berman Genesis	588,178	—	66,944	7,095,262
PIMCO Inflation Protected Bond	19,447	4,187,483	1,759,670	69,970,921
PIMCO Total Return	1,527,629	2,862,196	6,520,109	133,322,240
Pioneer Fund	3,230,348	—	6,343	—
T. Rowe Price Large Cap Growth	1,751,161	—	28,863	8,529,032
T. Rowe Price Large Cap Value	1,120,521	—	311,307	16,347,532
Third Avenue Small Cap Value	892,455	—	148,903	10,661,578
Western Asset Management Strategic Bond Opportunities	663,745	—	1,018,728	18,349,841
Western Asset Management U.S. Government	568,114	—	2,555,643	105,497,954
WMC Core Equity Opportunities Portfolio (formerly Davis Venture Value Portfolio)	2,682,523	299,541	250,801	16,351,273

	$27,529,699	$11,490,217	$21,398,630	$704,468,022

7. Contractual Obligations

Under the Trust’s organizational documents, its officers and Trustees may be indemnified against certain liabilities and expenses arising out of the performance of their duties to the Trust. Additionally, the Trust has a variety of indemnification obligations under contracts with its service providers. The Trust’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Trust that have not yet occurred.

8. Income Tax Information

The tax character of distributions paid for the years ended December 31, 2013 and 2012 were as follows:

Ordinary Income		Long-Term Capital Gain		Total
2013	2012	2013	2012	2013	2012
$21,990,272	$24,369,513	$3,578,573	$17,461,468	$25,568,845	$41,830,981

MSF-13

Metropolitan Series Fund

MetLife Conservative Allocation Portfolio

Notes to Financial Statements—December 31, 2013—(Continued)

As of December 31, 2013, the components of distributable earnings (accumulated losses) on a federal income tax basis were as follows:

Undistributed Ordinary Income	Undistributed Long-Term Capital Gain	Net Unrealized Appreciation	Loss Carryforwards	Total
$27,137,222	$27,477,173	$24,998,212	$—	$79,612,607

The Asset Allocation Portfolio utilizes the provisions of the federal income tax laws that provide for the carryforward of capital losses for prior years, offsetting such losses against any future realized capital gains. Under the Regulated Investment Company Modernization Act of 2010 (the “Act”), net capital losses recognized after December 22, 2010 may be carried forward indefinitely and their character is retained as short-term and/or long-term losses. Previously, net capital losses were carried forward for up to eight years and treated as short-term losses. As a transition rule, the Act requires that post-enactment net capital losses be used before pre-enactment net capital losses.

As of December 31, 2013, the Asset Allocation Portfolio had no post-enactment accumulated capital losses and no pre-enactment accumulated capital loss carryforwards.

9. Subsequent Events

At a meeting held on November 20, 2013, the Board approved for the Portfolio to be renamed the MetLife Asset Allocation 20 Portfolio. This change becomes effective on April 28, 2014.

MSF-14

Metropolitan Series Fund

MetLife Conservative Allocation Portfolio

Report of Independent Registered Public Accounting Firm

To the Shareholders of MetLife Conservative Allocation Portfolio and the Board of Trustees of Metropolitan Series Fund:

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of MetLife Conservative Allocation Portfolio, one of the portfolios constituting Metropolitan Series Fund, (the “Trust”) as of December 31, 2013, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Trust’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Trust is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Trust’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2013, by correspondence with the transfer agent. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of MetLife Conservative Allocation Portfolio of Metropolitan Series Fund, as of December 31, 2013, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

Deloitte & Touche LLP

Boston, Massachusetts

February 27, 2014

MSF-15

Metropolitan Series Fund

Trustees and Officers of Metropolitan Series Fund

The Trustees and executive officers of the Trust, their ages and their principal occupations during the past five years are set forth below. Unless otherwise indicated, the business address of each is One Financial Center, Boston, MA 02111. Each Trustee who is deemed an “interested person,” as such term is defined in the 1940 Act, is indicated by an asterisk. Those Trustees who are not “interested persons” as defined in the 1940 Act are referred to as “Independent Trustees.” Additional information about the Trustees is available in the Statement of Additional Information, which is available without charge, upon request, by calling (800) 848-3854.

Trustees of the Trust

Name and Age	Position(s) Held with Registrant	Term of Office and Length of Time Served	Principal Occupation(s) During the Past 5 Years(1)	Number of Portfolios in Fund Complex(2) overseen	Other Directorships Held by Trustee During the Past 5 Years(1)
Interested Trustee
Elizabeth M. Forget* (47)	Trustee, Chairman of the Board, President and Chief Executive Officer	Indefinite; From May 2006 (President and Chief Executive Officer)/ August 2006 (Trustee and Chairman of the Board) to present	Senior Vice President, MetLife Inc.; President, MetLife Advisers, LLC and a predecessor company.	79	Trustee, Met Investors Series Trust (the “MIST Trust”);** various MetLife-affiliated boards.

Independent Trustees
Stephen M. Alderman (54)	Trustee	Indefinite; From April 2012 to present	Shareholder in the law firm of Garfield & Merel, Ltd.	79	Trustee, MIST Trust;** Director, International Truck Leasing Corp.

Robert J. Boulware (57)	Trustee	Indefinite; From April 2012 to present	Managing Director, Pilgrim Funds, LLC (private equity fund).	79	Trustee, MIST Trust;** Trustee, Vertical Capital Income Fund (closed-end fund); Director, Gainsco, Inc. (auto insurance).

Susan C. Gause (61)	Trustee	Indefinite; From April 2012 to present	Private Investor.	79	Trustee, MIST Trust;** Trustee, HSBC Funds.

Nancy Hawthorne (62)	Trustee	Indefinite; From May 2003 to present	Chief Executive Officer, Clerestory LLC (corporate advisor).	79	MIST Trust;** Director, THL Credit, Inc.**; Director, Avid Technology, Inc.**

Barbara A. Nugent (57)	Trustee	Indefinite; From January 2014 to present	President, True North Board Governance, LLC (consulting); until 2014, partner in the law firm of Stradley Ronon Stevens & Young, LLP.	79	Trustee, MIST Trust**; Director, Episcopal Healthcare Foundation; until 2014, member, Mutual Fund Directors Forum Advisory Board.

Keith M. Schappert (62)	Trustee	Indefinite; From August 2009 to present	Principal, Schappert Consulting LLC (asset management consulting).	79	Trustee, MIST Trust;** Director, The Commonfund for Nonprofit Organizations; until 2011, Director, Trilogy Global Advisors; Director, Mirae Asset Discovery Funds,** Director, Calamos Investments.

Linda B. Strumpf (66)	Trustee	Indefinite; From May 2000 to present	Chair of the Investment Committee, Leona M. and Harry B. Helmsley Charitable Trust; until 2011, Chief Investment Officer, Leona M. and Harry B. Helmsley Charitable Trust.	79	Since 2012, Trustee, MIST Trust,** Trustee and Member of Investment Committee, The Pennsylvania State University.

Dawn M. Vroegop (47)	Trustee	Indefinite; From May 2009 to present	Private Investor.	79	Trustee, MIST Trust,** Trustee, Driehaus Mutual Funds; Director and Investment Committee Chair, City College of San Francisco Foundation.

MSF-16

Metropolitan Series Fund

Trustees and Officers of Metropolitan Series Fund—(Continued)

Executive Officers of the Trust

Name and Age	Position(s) Held with Registrant	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years(1)
Elizabeth M. Forget (47)	President, Chief Executive Officer, Trustee and Chairman of the Board	From May 2006 (President and Chief Executive Officer)/ August 2006 (Trustee and Chairman of the Board) to present	See principal occupation information in the table above.

Jeffrey L. Bernier (42)	Vice President	From February 2008 to present	Vice President, MetLife, Inc.; Senior Vice President, MetLife Advisers, LLC and a predecessor company.

Peter H. Duffy (58)	Chief Financial Officer and Treasurer	From November 2000 to present	Senior Vice President, MetLife Advisers, LLC; Vice President, MetLife, Inc.

Andrew L. Gangolf (59)	Secretary	From May 2011 to present	Senior Vice President, MetLife Advisers, LLC; Senior Vice President & Assistant General Counsel, AllianceBerstein Investments, Inc.

Jeffrey P. Halperin (46)	Chief Compliance Officer	From November 2005 to present	Vice President, MetLife, Inc.; Chief Compliance Officer, MIST; Chief Compliance Officer, MSF Trust; Chief Compliance Officer, MetLife Advisers, LLC and a predecessor company; Chief Compliance Officer, MetLife Investment Management, LLC (formerly MetLife Investment Advisors Company, LLC).

Alan C. Leland, Jr. (61)	Vice President	From February 2005 to present	Treasurer and Chief Financial Officer, MetLife Advisers, LLC; Vice President, MetLife Group Inc.; Vice President, MetLife, Inc.

*	Ms. Forget is an “interested person” of the Trust because of her positions with MetLife Advisers, LLC and her ownership of securities issued by MetLife, Inc., the ultimate parent company of MetLife Advisers, LLC.
**	Indicates a directorship with a registered investment company or a company subject to the reporting requirements of the Securities Exchange Act of 1934, as amended.
(1)	Previous positions during the past five years with the Trust, MetLife, Inc. or the Adviser are omitted if not materially different.
(2)	The Fund Complex includes 49 Portfolios of the MIST Trust and 30 Portfolios of the Trust.

MSF-17

Metropolitan Series Fund

MetLife Conservative Allocation Portfolio

Board of Trustees’ Consideration of Advisory Agreement

At an in-person meeting of the Boards of Trustees (the “Board”) of Met Investors Series Trust and Metropolitan Series Fund (“MIST” and “MSF,” respectively, and collectively, the “Trusts”) held on November 19-20, 2013, the Board, including a majority of the Trustees who are not considered to be “interested persons” of the Trusts (the “Independent Trustees”) under the Investment Company Act of 1940, as amended (the “1940 Act”), approved for an annual period the continuation of each Trust’s advisory agreement (the “Advisory Agreement”) with MetLife Advisers, LLC (the “Adviser”) and the applicable sub-advisory agreements (each a “Sub-Advisory Agreement,” and collectively with the Advisory Agreement, the “Agreements”) between the Adviser and the investment sub-advisers (each a “Sub-Adviser,” and collectively, the “Sub-Advisers”) for each of the series of the Trusts, including the MetLife Conservative Allocation Portfolio (each a “Portfolio,” and collectively, the “Portfolios”).1 As the Adviser has the day-to-day responsibility for managing the MetLife Conservative Allocation Portfolio’s investments, the Board only approved an Advisory Agreement with respect to the MetLife Conservative Allocation Portfolio.

In considering the Agreement, the Board reviewed a variety of materials provided by the Adviser relating to the Portfolios, including comparative performance, fee and expense information for an appropriate peer group of similar mutual funds, performance information for relevant benchmark indices and other information regarding the nature, extent and quality of services provided by the Adviser under the Agreement. The Board also took into account its experience with the Adviser and information provided to the Board in its meetings throughout the year with respect to the services provided by the Adviser, including quarterly performance reports prepared by management containing reviews of investment results. The Independent Trustees also assessed reports provided by the Board’s independent consultant, who reviewed and provided analyses regarding investment performance, fees and expenses, and other information provided by, or at the direction of, the Adviser, as more fully discussed below.

The Independent Trustees were separately advised by independent legal counsel throughout the process, and met with independent legal counsel in periodic executive sessions. Prior to voting to continue the Agreements at the November meeting, the Independent Trustees also received a memorandum from their independent counsel discussing the legal standards for their consideration of the proposed continuation of the Agreements. The Board also met in person with personnel of the Adviser on September 17, 2013 for the specific purpose of giving preliminary consideration to the proposed continuation of the Agreements and to request additional information they considered reasonably necessary to their deliberations. The Independent Trustees also discussed the proposed continuation of the Agreements in private sessions with their independent legal counsel at which no representatives of management were present.

In considering whether to approve the renewal of the Advisory Agreement with the Adviser with respect to a Portfolio, the Board reviewed and analyzed the factors it deemed relevant, including: (1) the nature, extent and quality of the services to be provided to the Portfolio by the Adviser; (2) the performance of the Portfolio as compared to a peer group and an appropriate index; (3) the Adviser’s personnel and operations; (4) the financial condition of the Adviser; (5) the level and method of computing each Portfolio’s advisory fees; (6) the profitability of the Adviser under the Advisory Agreement; (7) any “fall-out” benefits to the Adviser and its affiliates (i.e., ancillary benefits realized by the Adviser or its affiliates from the Adviser’s relationship with the Trusts); (8) the anticipated effect of growth in size on Portfolio expenses; and (9) possible conflicts of interest.

Nature, extent and quality of services. The Board evaluated the nature, extent and quality of the services that the Adviser has provided to the Portfolios. The Board considered the Adviser’s services as investment manager to the Portfolios. The Adviser’s services in coordinating and overseeing the activities of the Trusts’ service providers were also considered. The Board also evaluated the expertise and performance of the personnel of the Adviser who performed services for the Portfolios throughout the year.

The Board considered information received from the Trust’s Chief Compliance Officer (“CCO”) regarding the Portfolios’ compliance policies and procedures established pursuant to Rule 38a-l under the 1940 Act.

The Board considered the provision of investment advisory services by the Adviser to the Asset Allocation Portfolios (i.e., MetLife Aggressive Strategy Portfolio, MetLife Balanced Strategy Portfolio, MetLife Conservative Allocation Portfolio, MetLife Conservative to Moderate Allocation Portfolio, MetLife Defensive Strategy Portfolio, MetLife Growth Strategy Portfolio, MetLife Moderate Allocation Portfolio, MetLife Moderate to Aggressive Allocation Portfolio and MetLife Moderate Strategy Portfolio), the American Funds of Funds (i.e., American Funds Balanced Allocation Portfolio, American Funds Growth Allocation Portfolio and American Funds Moderate Allocation Portfolio), the MetLife Balanced Plus Portfolio and the MetLife Multi-Index Targeted Risk Portfolio. With respect to the Asset Allocation Portfolios, the Board noted that the Adviser has hired, at its own cost, an independent consultant to provide research and consulting services with respect to the periodic asset allocation targets for each of the Asset Allocation Portfolios and to investments in other Portfolios of the Trusts (the “Underlying Portfolios”), which may assist the Adviser with the selection of

1 The Pyramis Managed Risk Portfolio recently commenced operations and, therefore, the Agreement with respect to this Portfolio was not up for renewal.

MSF-18

Metropolitan Series Fund

MetLife Conservative Allocation Portfolio

Board of Trustees’ Consideration of Advisory Agreement—(Continued)

Underlying Portfolios for inclusion in each Asset Allocation Portfolio. Additionally, the Board considered that an Investment Committee, consisting of investment professionals from across MetLife, meets at least quarterly to review the asset allocations and discuss the performance of the Asset Allocation Portfolios and the American Funds of Funds.

Performance. The Board considered the performance of the Portfolios as described in the quarterly reports prepared by management, and as also analyzed in reports prepared by the Independent Trustees’ independent consultant. The Board noted that the Adviser reviews with the Board on a quarterly basis detailed information about the Portfolios’ performance results, portfolio composition and investment strategies. The Board also reviewed and considered a separate report prepared by Lipper Inc. (“Lipper”), an independent third party, which provided a statistical analysis comparing the Portfolios’ investment performance, expenses, and fees to comparable funds underlying variable insurance products (the “Performance Universe”). In addition, the Independent Trustees met separately with a representative of Bobroff Consulting, Inc., an independent consultant (“Bobroff), at a special board meeting in September 2013, to review the separate reports prepared by such consultant (“Bobroff Report”), which analyzed the report prepared by Lipper. The Board also considered each Portfolio’s more recent performance subsequent to the performance period covered by the Lipper reports, and management’s discussion of the same, including the effect of current market conditions on each Portfolio’s more recent performance.

The Board reviewed the Portfolios’ performance records and the Adviser’s management styles and long-term performance records with the Portfolios and comparable funds. The Board focused particular attention on Portfolios with less favorable performance records. The Board noted that the Adviser has been active in monitoring and responding to any performance issues with respect to the Portfolios. The Board also took into account its discussions with management regarding factors that contributed to the performance of the Portfolios.

Among other data relating specifically to the MetLife Conservative Allocation Portfolio’s performance, the Board considered that the Portfolio underperformed the median of its Performance Universe and its Lipper Index for the one- and three-year periods ended June 30, 2013. The Board also considered that the Portfolio outperformed the median of its Performance Universe and its Lipper Index for the five-year period ended June 30, 2013. The Board further considered that the Portfolio outperformed the Conservative AA Broad Index for the one- and five-year periods ended October 31, 2013 and underperformed its benchmark for the three-year period ended October 31, 2013.

Fees and Expenses. The Board gave consideration to the advisory fees payable under the Advisory Agreement. In this regard, the Board reviewed the advisory fees payable on a Portfolio-by-Portfolio basis based on information provided by the Adviser. The Independent Trustees, with the assistance of Bobroff, also examined the fees paid by a Portfolio in light of fees paid to other investment managers by comparable funds, as well as considered the fees charged by the Adviser to manage other comparable funds, as applicable. The Lipper report included comparisons of the Adviser’s fee schedule with that of its peers based on an asset-based analysis of relative fee structures according to the size of the Portfolio. In addition, the Board considered the Portfolios’ advisory fees and total expenses as compared to similarly situated investment companies underlying variable insurance products deemed to be comparable to the Portfolios as determined by Lipper. The Board considered a Portfolio’s ranking within a smaller group of peer funds chosen by Lipper (the “Expense Group”), as well as the Portfolio’s ranking within broader groups of funds (the “Expense Universe”). In comparing a Portfolio’s actual and contractual management fee to that of comparable funds, the Board noted that such fee includes both advisory and administrative fees. The Board also considered that the Adviser had entered into expense limitation agreements with certain of the Portfolios, pursuant to which the Adviser has agreed to waive a portion of its advisory fee and/or reimburse certain expenses as a means of limiting a Portfolio’s total annual operating expenses.

With respect to the MetLife Conservative Allocation Portfolio, the Board considered that the Portfolio’s actual management fees and total expenses (exclusive of 12b-1 fees) were below the Expense Group median and Expense Universe median. The Board further noted that the Portfolio’s contractual management fees were below the asset-weighted average of the Expense Group at the Portfolio’s current size. The Board also took into account that the Adviser had waived fees and/or reimbursed expenses during the past year.

Profitability. The Board examined the profitability of the Adviser on a Portfolio-by-Portfolio basis. With respect to the Asset Allocation Portfolios, the Board noted that the advisory fee is in addition to the fees received by the Adviser and its affiliates with regard to the Underlying Portfolios in which the Asset Allocation Portfolios may invest. In considering the profitability to the Adviser from the Asset Allocation Portfolios, the Board took into consideration the profitability to the Adviser of the funds underlying the Asset Allocation Portfolios. The Board also considered that the Distributor, MetLife Investors Distribution Company, receives Rule 12b-1 payments to support the distribution of the products.

MSF-19

Metropolitan Series Fund

MetLife Conservative Allocation Portfolio

Board of Trustees’ Consideration of Advisory Agreement—(Continued)

Economies of scale. The Board also considered the effect of the Portfolios’ growth in size on their fees. The Board noted that the fee schedules for most of the Portfolios contain breakpoints that reduce the fee rate above specified asset levels. The Board noted those Portfolios that did not contain breakpoints in the advisory fee and took into account management’s discussion of the same. The Board noted that those Portfolios with advisory fee schedules containing breakpoints generally reflect the inclusion of breakpoints in the sub-advisory fee schedule for such Portfolios. The Board considered the effective fees under the Advisory Agreement for a Portfolio as a percentage of assets at different asset levels and possible economies of scale that may be realized if the assets of the Portfolio grow. Among other data, the Board examined the effect of a Portfolio’s growth in size on various fee schedules and reviewed the Lipper and Bobroff Reports, which compared fees among peers. The Board also generally noted that if a Portfolio’s assets increase over time, the Portfolio may realize other economies of scale if assets increase proportionally more than certain other fixed expenses. In addition, the Board noted that the Adviser had taken a number of steps to date intended to share the benefits of economies of scale with contractholders.

With respect to the MetLife Conservative Allocation Portfolio, the Board noted that the Portfolio’s advisory fee contains breakpoints that reduce the advisory fee rate on assets above certain specified asset levels. The Board considered the fact that the Portfolio’s fee levels decline as portfolio assets increase.

Other factors. As part of its evaluation of the Adviser’s compensation, the Board considered other benefits that may be realized by the Adviser and its affiliates from their relationship with the Trusts. Among them, the Board recognized that an affiliate of the Adviser, MetLife Investors Distribution Company, serves as the Distributor for the Trusts, and, as such, receives payments pursuant to Rule 12b-1 from the Portfolios to compensate it for providing shareholder services and selling activities, which could lead to growth in the Trusts’ assets and corresponding benefits from such growth, including economies of scale. The Board also considered that affiliates of the Adviser may benefit from certain indirect tax benefits relating to dividend received deductions and foreign tax credits. In conjunction with these considerations, the Board noted the costs of providing investment management and other services to the Portfolios and the ongoing commitment of the Adviser to the Portfolios.

The Board considered possible conflicts of interest in the form of material benefits or detriments to the Trusts resulting from the nature of the Trusts’ and the Adviser’s affiliations and the services that are provided to the Trusts, and the manner in which such conflicts were mitigated.

Conclusions. After full consideration of the factors discussed above, the Board, including a majority of the Independent Trustees, approved the Advisory Agreement and the Sub-Advisory Agreement, as applicable, with respect to each Portfolio, unless otherwise noted. In making its approvals, the Board concluded that the nature, extent and quality of services provided by the Adviser supported the renewal of the Agreements. The Board also concluded that the investment performance of each Fund was such that each Agreement should continue. In addition, the Board concluded that fees paid by a Portfolio to the Adviser appeared to be acceptable in light of nature, extent and quality of the services provided by the Adviser. Further, the Board concluded that the Adviser’s profitability in providing services under the Advisory Agreements did not appear unreasonably high in light of the nature, extent and quality of the services provided by the Adviser. Finally, the Board concluded that the Advisory fees in some measure share economies of scale with contractholders. In approving the renewal of each of the Agreements, the Board, including the Independent Trustees, did not identify any single factor as controlling, and generally attributed different weights to various factors for the various Portfolios. The Board evaluated all information available to them on a Portfolio-by-Portfolio basis, and their decisions were made separately with respect to each Portfolio.

MSF-20

Metropolitan Series Fund

MetLife Conservative to Moderate Allocation Portfolio

Managed by MetLife Advisers, LLC

Portfolio Manager Commentary*

PERFORMANCE

For the one year period ended December 31, 2013, the Class A and B shares of the MetLife Conservative to Moderate Allocation Portfolio returned 11.20% and 10.92%, respectively. The Portfolio’s benchmark, the Dow Jones Moderately Conservative Index1, returned 8.13%.

MARKET ENVIRONMENT / CONDITIONS

Global economic expansion was in low gear through much of 2013, becoming more bifurcated in the second half of the year. Developed economies continued to strengthen whereas emerging markets faced the dual challenges of slowing growth and tighter global financial conditions. In the U.S., equity markets rallied in the first quarter but experienced a sharp decline in May and June when the Federal Reserve (the “Fed”) hinted at the possibility of reducing its unprecedented bond-buying program. This announcement subsequently sent global markets into a plunge. Domestically, Treasury yields rose while credit spreads widened. The dollar rallied and Treasury Inflation Protected Securities (“TIPS”) posted a substantial loss on reduced inflation expectations. Emerging markets sold off while their currencies tumbled against the U.S. dollar. Volatility spiked in bond and currency markets. The Fed’s accommodative language and policy stance boosted risk appetite in the third quarter and sent investors back into risk assets. Equity performance was strong both domestically and outside of the U.S. Credit spreads tightened, resulting in solid excess returns in both investment grade and high yield bond sectors. Volatility came down significantly in both equity and rate markets following the late September Federal Open Market Committee decision not to pare back the Fed’s asset-purchasing program. Economic reports that came out in the fourth quarter indicated robust domestic growth which in turn boosted investor confidence and made the looming taper even more likely. In December, reduced fiscal drag, falling unemployment and stronger economic growth prompted the Fed to announce a $10 billion reduction in the level of its asset-buying program starting in January 2014, causing stock markets to rally sharply on the news.

The vast majority of global equity markets concluded the year in record territories, supported by accommodative monetary policies around the world. The U.S. equity market outperformed the rest of the world with the S&P 500 Index up 32.4%, trailed by Japan (27.2%), Europe (25.2%), and Asia-Pacific ex-Japan (5.5%), as reported by MSCI. Within U.S. equity markets, smaller cap names generally delivered a better performance than their large cap counterparts. Growth stocks modestly outpaced value stocks over the trailing one year period, most prominently in the small cap space. In terms of sectors, Consumer Discretionary, Health Care, and Industrials proved to be the best performing sectors, while Telecom and Utility stocks trailed. Emerging market equities, however, produced a moderately negative return in 2013 after an impressive 2012. Growing signs of strength in the U.S. economy raised speculation that the Fed would start reducing its stimulus sooner than anticipated. Disappointing economic data across the developing world also reduced investors’ risk appetite as the year progressed.

Within fixed income, interest rate risk drove the majority of domestic bond sectors into negative territory, especially in longer dated securities as the yield curve steepened. High Yield Credit was the only bright spot with a positive 7.4% return for the year. Investors’ demand for additional yield provided steady support for high yield issues throughout 2013, and resulted in meaningful spread narrowing. Internationally, peripheral European debt enjoyed double digit returns for U.S. investors stemming from the combination of positive local returns and the euro strengthening against the dollar. On the other extreme, the Barclays Global Japan Index fell 16.0%, driven entirely by a large currency depreciation induced by Japan’s Prime Minister Shinzo Abe. With Japan being the largest component of the Barclays Global Aggregate ex-U.S. Index, the Index as a whole was down 3.1% for the year. Similar to the equity side, emerging market debt struggled and produced a negative return in 2013, due largely to weak emerging market currencies vis-à-vis the dollar.

PORTFOLIO REVIEW / PERIOD END POSITIONING

The MetLife Conservative to Moderate Allocation Portfolio invested in underlying portfolios of the Met Investors Series Trust and the Metropolitan Series Fund to maintain a broad asset allocation of approximately 40% to equities and 60% to fixed income. The Portfolio’s large fixed income position (60%) restrained absolute performance during the full twelve month period when stocks significantly outperformed bonds. However, on a relative basis, performance was comfortably ahead of its benchmark index, the Dow Jones Moderately Conservative Index. Outperformance was attributable to a combination of asset class exposures and favorable security selection in the underlying portfolios. From an asset class exposure perspective, a moderate overweight to high yield bonds due to the opportunistic positioning of the core bond managers along with a slight overweight to equity compared to the benchmark contributed positively to relative performance.

Within the fixed income portion of the Portfolio, not surprisingly, the PIMCO Inflation Protected Bond Portfolio was the largest performance detractor given that TIPS was the worst performing fixed income segment during the year. That negative contribution was partially offset by positive contributions from several other underlying bond portfolios, including Western Asset Management U.S. Government Portfolio and Met/Templeton International Bond Portfolio. While the PIMCO Inflation Protected Bond Portfolio was largely an asset class story, the portfolios on the positive side were a successful security selection story in the sense that they generated a positive excess return relative to their respective asset class indices. The Western Asset Management U.S. Government Portfolio performed particularly well in the Mortgage-Backed Securities sector, an area in which it has been consistently adding value. The Met/Templeton International Bond Portfolio generated a large outperformance against its benchmark, driven primarily by the portfolio’s currency positioning. More specifically, a sizable underweight in Japanese yen proved to be the right decision as the yen tumbled against the dollar.

MSF-1

Metropolitan Series Fund

MetLife Conservative to Moderate Allocation Portfolio

Managed by MetLife Advisers, LLC

Portfolio Manager Commentary*—(Continued)

Domestic equity was the big winner in 2013. Not only did our U.S. equity portfolios generate the best absolute return relative to international equity and fixed income underlying portfolios, they also produced the best asset class specific excess return derived from solid stock selection. Outperformance was most pronounced in the large cap space across value and growth spectrum. The T. Rowe Price Large Cap Growth Portfolio was the leading contributor in the domestic equity space. The portfolio’s holdings in the Consumer Discretionary sector added substantially to the performance. Overweight positions in Priceline, Amazon, and Netflix all proved to be beneficial during 2013. Furthermore, a handful of Technology stocks, such as MasterCard and Google, also had a positive contribution. Other domestic equity portfolios that provided a strong contribution on the positive side included MFS Value Portfolio, Invesco Comstock Portfolio and ClearBridge Aggressive Growth Portfolio. The MFS Value Portfolio’s sector positioning, namely an underweight in the bottom performing Utilities sector combined with an overweight in the better performing Industrials sector benefited the portfolio. Additionally, its stock selection within the Financials sector was effective across a large number of names. Both the Invesco Comstock Portfolio’s and Jennison Growth Portfolio’s strong performance was driven by favorable stock selection. In contrast, several mid cap and small cap equity portfolios detracted from relative performance, however, to a lesser degree.

The results from the underlying international equity portfolios were mixed. The two portfolios that provide exposure to emerging markets and real estate investment trusts (“REITs”) generally have lower correlations with the rest of the equity market and therefore add diversification benefits to the Portfolio. Unfortunately, these two asset classes had a difficult year in 2013. As a result, MFS Emerging Markets Equity Portfolio and Clarion Global Real Estate Portfolio significantly hindered the overall performance. On a relative basis, while the Harris Oakmark International Portfolio produced the largest positive contribution among all equity portfolios, that positive effect was more than offset by the underperformance generated from several other international portfolios, especially the Clarion Global Real Estate Portfolio.

Investment Committee

MetLife Advisers, LLC

* This commentary may include statements that constitute “forward-looking statements” under the U.S. securities laws. Forward-looking statements include, among other things, projections, estimates, and information about possible or future results related to the Portfolio, market or regulatory developments. The views expressed above are not guarantees of future performance or economic results and involve certain risks, uncertainties and assumptions that could cause actual outcomes and results to differ materially from the views expressed herein. The views expressed above are subject to change at any time based upon economic, market, or other conditions and the advisory firm undertakes no obligation to update the views expressed herein. Any discussions of specific securities should not be considered a recommendation to buy or sell those securities. The views expressed above (including any forward-looking statement) may not be relied upon as investment advice or as an indication of the Portfolio’s trading intent. Information about the Portfolio’s holdings, asset allocation or country diversification is historical and is not an indication of future Portfolio composition, which may vary. Direct investment in any index is not possible. The performance of any index mentioned in this commentary has not been adjusted for ongoing management, distribution and operating expenses, and sales charges applicable to mutual fund investments. In addition, the returns do not reflect additional fees charged by separate accounts or variable insurance contracts that an investor in the Portfolio may pay. If these additional fees were reflected, performance would have been lower.

MSF-2

Metropolitan Series Fund

MetLife Conservative to Moderate Allocation Portfolio

A $10,000 INVESTMENT COMPARED TO THE DOW JONES MODERATELY CONSERVATIVE INDEX

AVERAGE ANNUAL RETURNS (%) (FOR THE YEAR ENDED DECEMBER 31, 2013)

	1 Year	5 Year	Since Inception[2]
MetLife Conservative to Moderate Allocation Portfolio
Class A	11.20	11.77	6.18
Class B	10.92	11.50	5.91
Dow Jones Moderately Conservative Index	8.13	9.45	5.85

1 The Dow Jones Moderately Conservative Index is a total returns index designed to provide asset allocation strategists with a target risk benchmark. Each month, the Index adjusts its weighting of stocks, bonds, and cash indices (both domestic and foreign) from Barclays and Dow Jones such that the risk combination will have 40% of the risk of an all equity portfolio.

2 Inception date of the Class A and Class B shares is 5/2/05. Index since inception return is based on the Portfolio’s inception date.

Portfolio performance is calculated including reinvestment of all income and capital gain distributions. Performance numbers are net of all Portfolio expenses but do not include any insurance, sales, separate account or administrative charges of variable annuity or life insurance contracts or any additional expenses that participants may bear relating to the operations of their plans. If these charges were included, the returns would be lower. The performance of any index referenced above has not been adjusted for ongoing management, distribution and operating expenses, and sales charges applicable to mutual fund investments. Direct investment in any index is not possible. The performance of Class A shares, as set forth in the line graph above, will differ from that of other classes because of the difference in expenses paid by policyholders investing in the different share classes.

This information represents past performance and is not indicative of future results. Investment return and principal value may fluctuate so that shares, upon redemption, may be worth more or less than the original cost.

PORTFOLIO COMPOSITION AS OF DECEMBER 31, 2013

Top Holdings

% of Net Assets
PIMCO Total Return Portfolio (Class A)	14.8
BlackRock Bond Income Portfolio (Class A)	9.4
Western Asset Management U.S. Government Portfolio (Class A)	8.8
PIMCO Inflation Protected Bond Portfolio (Class A)	6.7
JPMorgan Core Bond Portfolio (Class A)	6.3
MFS Value Portfolio (Class A)	4.7
T. Rowe Price Large Cap Value Portfolio (Class A)	4.6
Met/Franklin Low Duration Total Return Portfolio (Class A)	4.0
WMC Core Equity Opportunities Portfolio (formerly Davis Venture Value Portfolio) (Class A)	3.1
Invesco Comstock Portfolio (Class A)	3.1

MSF-3

Metropolitan Series Fund

MetLife Conservative to Moderate Allocation Portfolio

Understanding Your Portfolio’s Expenses

Shareholder Expense Example

As a shareholder of the Portfolio, you incur ongoing costs, including management fees; distribution and service (12b-1) fees; and other Portfolio expenses. This example is intended to help you understand your ongoing costs (in dollars) (referred to as “expenses”) of investing in the Portfolio and compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period, July 1, 2013 through December 31, 2013.

Actual Expenses

The first line for each share class of the Portfolio in the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested in the particular share class of the Portfolio, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line for each share class of the Portfolio in the table below provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any fees or charges of your variable insurance product or any additional expenses that participants in certain eligible qualified plans may bear relating to the operations of their plan. Therefore, the second line for each share class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these other costs were included, your costs would have been higher.

MetLife Conservative to Moderate Allocation Portfolio		Annualized Expense Ratio	Beginning Account Value July 1, 2013	Ending Account Value December 31, 2013	Expenses Paid During Period** July 1, 2013 to December 31, 2013
Class A(a)	Actual	0.66%	$1,000.00	$1,075.30	$3.45
	Hypothetical*	0.66%	$1,000.00	$1,021.88	$3.36

Class B(a)	Actual	0.91%	$1,000.00	$1,074.20	$4.76
	Hypothetical*	0.91%	$1,000.00	$1,020.62	$4.63

* Hypothetical assumes a rate of return of 5% per year before expenses.

** Expenses paid are equal to the Portfolio’s annualized expense ratio for the most recent six month period, as shown above, multiplied by the average account value over the period, multiplied by the number of days (184 days) in the most recent fiscal half-year, divided by 365 (to reflect the one-half year period).

(a) The annualized expense ratio reflects the expenses of both the Portfolio and the Underlying Portfolios in which it invests.

MSF-4

Metropolitan Series Fund

MetLife Conservative to Moderate Allocation Portfolio

Schedule of Investments as of December 31, 2013

Mutual Funds—100.0% of Net Assets

Security Description	Shares	Value

Affiliated Investment Companies—100.0%
Baillie Gifford International Stock Portfolio (Class A) (a)	3,499,409	$36,883,771
BlackRock Bond Income Portfolio (Class A) (a)	1,557,182	167,132,330
BlackRock Capital Appreciation Portfolio (Class A) (a)	990,300	37,482,857
BlackRock High Yield Portfolio (Class A) (b)	1,422,298	12,615,781
BlackRock Large Cap Value Portfolio (Class A) (a)	3,065,295	36,844,845
Clarion Global Real Estate Portfolio (Class A) (b)	1,568,400	17,471,980
ClearBridge Aggressive Growth Portfolio (Class A) (b)	1,380,024	18,561,317
Goldman Sachs Mid Cap Value Portfolio (Class A) (b)	1,039,162	18,455,509
Harris Oakmark International Portfolio (Class A) (b)	2,389,106	45,703,589
Invesco Comstock Portfolio (Class A) (b)	3,805,416	55,482,962
Invesco Small Cap Growth Portfolio (Class A) (b)	1,807,941	37,117,019
Jennison Growth Portfolio (Class A) (a)	1,762,477	27,882,386
JPMorgan Core Bond Portfolio (Class A) (b)	11,007,462	111,945,889
JPMorgan Small Cap Value Portfolio (Class A) (b)	461,918	9,206,019
Lord Abbett Bond Debenture Portfolio (Class A) (b)	930,138	12,603,374
Met/Artisan Mid Cap Value Portfolio (Class A) (a)	68,472	18,391,665
Met/Eaton Vance Floating Rate Portfolio (Class A) (b)	3,342,055	35,526,047
Met/Franklin Low Duration Total Return Portfolio (Class A) (b)	7,018,649	70,677,797
Met/Templeton International Bond Portfolio (Class A) (b)	4,520,341	52,978,400
MFS Emerging Markets Equity Portfolio (Class A) (b)	1,687,237	17,496,644
MFS Research International Portfolio (Class A) (b)	2,284,354	27,435,088
MFS Value Portfolio (Class A) (a)	4,694,365	83,324,985
Neuberger Berman Genesis Portfolio (Class A) (a)	1,015,597	18,422,927

Affiliated Investment Companies—(Continued)
PIMCO Inflation Protected Bond Portfolio (Class A) (b)	11,939,482	118,797,846
PIMCO Total Return Portfolio (Class A) (b)	22,207,312	263,600,798
T. Rowe Price Large Cap Growth Portfolio (Class A) (a)	1,893,047	46,398,571
T. Rowe Price Large Cap Value Portfolio (Class A) (b)	2,576,002	82,818,477
T. Rowe Price Mid Cap Growth Portfolio (Class A) (b)	1,503,974	18,483,841
Third Avenue Small Cap Value Portfolio (Class A) (b)	1,315,291	27,673,729
Van Eck Global Natural Resources Portfolio (Class A) (a)	1,263,823	17,958,924
Western Asset Management Strategic Bond Opportunities Portfolio (Class A) (a)	2,116,592	28,468,168
Western Asset Management U.S. Government Portfolio (Class A) (a)	13,089,672	157,206,956
WMC Core Equity Opportunities Portfolio (formerly Davis Venture Value Portfolio) (Class A) (a)	1,293,728	55,591,504

Total Mutual Funds (Cost $1,572,215,168)		1,786,641,995

Total Investments—100.0% (Cost $1,572,215,168) (c)		1,786,641,995
Other assets and liabilities (net)—0.0%		(533,883)

Net Assets—100.0%		$1,786,108,112

(a)	A Portfolio of Metropolitan Series Fund. (See Note 6 of the Notes to Financial Statements for a summary of transactions in the securities of affiliated issuers.)
(b)	A Portfolio of Met Investors Series Trust. (See Note 6 of the Notes to Financial Statements for a summary of transactions in the securities of affiliated issuers.)
(c)	As of December 31, 2013, the aggregate cost of investments for federal income tax purposes was $1,586,962,259. The aggregate unrealized appreciation and depreciation of investments were $217,594,163 and $(17,914,427), respectively, resulting in net unrealized appreciation of $199,679,736 for federal income tax purposes.

See accompanying notes to financial statements.

MSF-5

Metropolitan Series Fund

MetLife Conservative to Moderate Allocation Portfolio

Schedule of Investments as of December 31, 2013

Fair Value Hierarchy

Accounting principles generally accepted in the United States of America (“GAAP”) define fair market value as the price that the Portfolio would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. It establishes a fair value hierarchy that prioritizes inputs to valuation methods and requires disclosure of the fair value hierarchy that segregates fair value measurements into three levels. Levels 1, 2 and 3 of the fair value hierarchy are defined as follows:

Level 1- unadjusted quoted prices in active markets for identical investments

Level 2 - other significant observable inputs (including, but not limited to, unadjusted quoted prices for similar investments in markets that are either active or inactive; inputs other than quoted prices that are observable such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks, default rates, etc.)

Level 3 - significant unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are unavailable (including the Portfolio’s own assumptions in determining the fair value of investments)

The inputs or methodologies used for valuing investments are not necessarily an indication of the risk associated with investing in them. Changes to the inputs or methodologies used may result in transfers between levels, which will be recognized as of the beginning of the reporting period. Information on transfers between Level 1 and Level 2, if any, will be disclosed following the fair value hierarchy table below. A reconciliation of Level 3 securities, if any, will also be disclosed following the fair value hierarchy table. For more information about the Portfolio’s policy regarding the valuation of investments, please refer to the Notes to Financial Statements.

The following table summarizes the fair value hierarchy of the Portfolio’s investments as of December 31, 2013:

Description	Level 1	Level 2	Level 3	Total
Mutual Funds
Affiliated Investment Companies	$1,786,641,995	$—	$—	$1,786,641,995
Total Investments	$1,786,641,995	$—	$—	$1,786,641,995

See accompanying notes to financial statements.

MSF-6

Metropolitan Series Fund

MetLife Conservative to Moderate Allocation Portfolio

Statement of Assets and Liabilities

December 31, 2013

Assets
Affiliated investments at value (a)	$1,786,641,995
Receivable for:
Investments sold	166,263
Fund shares sold	573,834

Total Assets	1,787,382,092
Liabilities
Payables for:
Investments purchased	97,794
Fund shares redeemed	642,303
Accrued expenses:
Management fees	107,160
Distribution and service fees	354,036
Deferred trustees’ fees	48,554
Other expenses	24,133

Total Liabilities	1,273,980

Net Assets	$1,786,108,112

Net assets consist of:
Paid in surplus	$1,471,889,567
Undistributed net investment income	50,366,350
Accumulated net realized gain	49,425,368
Unrealized appreciation on affiliated investments	214,426,827

Net Assets	$1,786,108,112

Net Assets
Class A	$107,738,919
Class B	1,678,369,193
Capital Shares Outstanding*
Class A	8,292,669
Class B	130,214,189
Net Asset Value, Offering Price and Redemption Price Per Share
Class A	$12.99
Class B	12.89

*	The Portfolio is authorized to issue an unlimited number of shares.
(a)	Identified cost of affiliated investments was $1,572,215,168.

Statement of Operations

Year Ended December 31, 2013

Investment Income
Dividends from Affiliated Underlying Portfolios	$42,801,691

Total investment income	42,801,691
Expenses
Management fees	1,257,589
Administration fees	12,520
Custodian and accounting fees	25,120
Distribution and service fees—Class B	4,153,917
Audit and tax services	27,722
Legal	56,954
Trustees’ fees and expenses	35,359
Miscellaneous	8,654

Total expenses	5,577,835

Net Investment Income	37,223,856

Net Realized and Unrealized Gain
Net realized gain on:
Affiliated investments	59,294,685
Capital gain distributions from Affiliated Underlying Portfolios	26,401,775

Net realized gain	85,696,460

Net change in unrealized appreciation on affiliated investments	59,784,094

Net realized and unrealized gain	145,480,554

Net Increase in Net Assets From Operations	$182,704,410

See accompanying notes to financial statements.

MSF-7

Metropolitan Series Fund

MetLife Conservative to Moderate Allocation Portfolio

Statements of Changes in Net Assets

	Year Ended December 31, 2013	Year Ended December 31, 2012
Increase (Decrease) in Net Assets:
From Operations
Net investment income	$37,223,856	$36,425,965
Net realized gain	85,696,460	30,416,972
Net change in unrealized appreciation	59,784,094	113,534,991

Increase in net assets from operations	182,704,410	180,377,928

From Distributions to Shareholders
Net investment income
Class A	(2,796,845)	(2,776,843)
Class B	(41,855,943)	(45,718,404)
Net realized capital gains
Class A	(1,053,884)	(277,684)
Class B	(17,273,881)	(4,946,143)

Total distributions	(62,980,553)	(53,719,074)

Increase (decrease) in net assets from capital share transactions	(48,986,259)	5,332,912

Total increase in net assets	70,737,598	131,991,766

Net Assets
Beginning of period	1,715,370,514	1,583,378,748

End of period	$1,786,108,112	$1,715,370,514

Undistributed Net Investment Income
End of period	$50,366,350	$44,421,842

Other Information:

Capital Shares

Transactions in capital shares were as follows:

	Year Ended December 31, 2013		Year Ended December 31, 2012
	Shares	Value	Shares	Value
Class A
Sales	1,772,088	$22,163,090	1,526,616	$17,878,512
Reinvestments	317,717	3,850,729	266,074	3,054,527
Redemptions	(1,815,178)	(22,693,095)	(1,311,723)	(15,356,898)

Net increase	274,627	$3,320,724	480,967	$5,576,141

Class B
Sales	8,148,498	$101,089,311	10,785,396	$124,647,869
Reinvestments	4,911,115	59,129,824	4,440,364	50,664,547
Redemptions	(17,141,715)	(212,526,118)	(15,056,933)	(175,555,645)

Net increase (decrease)	(4,082,102)	$(52,306,983)	168,827	$(243,229)

Increase (decrease) derived from capital shares transactions		$(48,986,259)		$5,332,912

See accompanying notes to financial statements.

MSF-8

Metropolitan Series Fund

MetLife Conservative to Moderate Allocation Portfolio

Financial Highlights

Selected per share data
	Class A
	Year Ended December 31,
	2013	2012	2011	2010	2009
Net Asset Value, Beginning of Period	$12.14	$11.25	$11.36	$10.54	$8.91

Income (Loss) from Investment Operations
Net investment income (a)	0.29	0.28	0.29	0.28	0.41
Net realized and unrealized gain (loss) on investments	1.04	1.02	(0.14)	0.94	1.63

Total from investment operations	1.33	1.30	0.15	1.22	2.04

Less Distributions
Distributions from net investment income	(0.35)	(0.37)	(0.26)	(0.40)	(0.34)
Distributions from net realized capital gains	(0.13)	(0.04)	0.00	0.00	(0.07)

Total distributions	(0.48)	(0.41)	(0.26)	(0.40)	(0.41)

Net Asset Value, End of Period	$12.99	$12.14	$11.25	$11.36	$10.54

Total Return (%) (b)	11.20	11.74	1.27	11.78	24.00

Ratios/Supplemental Data
Gross ratio of expenses to average net assets (%) (c)	0.08	0.08	0.08	0.10	0.10
Net ratio of expenses to average net assets (%) (c) (d)	0.08	0.08	0.08	0.10	0.10
Ratio of net investment income to average net assets (%) (e)	2.31	2.37	2.50	2.64	4.30
Portfolio turnover rate (%)	15	10	32	16	26
Net assets, end of period (in millions)	$107.7	$97.3	$84.8	$86.2	$70.3

	Class B
	Year Ended December 31,
	2013	2012	2011	2010	2009
Net Asset Value, Beginning of Period	$12.05	$11.17	$11.28	$10.47	$8.85

Income (Loss) from Investment Operations
Net investment income (a)	0.26	0.25	0.24	0.25	0.38
Net realized and unrealized gain (loss) on investments	1.03	1.01	(0.11)	0.94	1.62

Total from investment operations	1.29	1.26	0.13	1.19	2.00

Less Distributions
Distributions from net investment income	(0.32)	(0.34)	(0.24)	(0.38)	(0.31)
Distributions from net realized capital gains	(0.13)	(0.04)	0.00	0.00	(0.07)

Total distributions	(0.45)	(0.38)	(0.24)	(0.38)	(0.38)

Net Asset Value, End of Period	$12.89	$12.05	$11.17	$11.28	$10.47

Total Return (%) (b)	10.92	11.46	1.05	11.53	23.68

Ratios/Supplemental Data
Gross ratio of expenses to average net assets (%) (c)	0.33	0.33	0.33	0.35	0.35
Net ratio of expenses to average net assets (%) (c) (d)	0.33	0.33	0.33	0.35	0.35
Ratio of net investment income to average net assets (%) (e)	2.10	2.16	2.16	2.31	4.08
Portfolio turnover rate (%)	15	10	32	16	26
Net assets, end of period (in millions)	$1,678.4	$1,618.0	$1,498.6	$1,364.2	$1,022.4

(a)	Per share amounts based on average shares outstanding during the period.
(b)	Total return does not reflect any insurance, sales, separate account or administrative charges of variable annuity or life insurance contracts or any additional expenses that contract owners may bear under their variable contracts. If these charges were included, the returns would be lower.
(c)	The ratio of operating expenses to average net assets does not include expenses of the Underlying Portfolios in which the Portfolio invests.
(d)	Net ratio of expenses to average net assets includes the effect of the expense limitation agreement as detailed in Note 5 of the Notes to Financial Statements.
(e)	Recognition of net investment income by the Asset Allocation Portfolio is affected by the timing of the declaration of dividends by the Underlying Portfolios in which it invests.

See accompanying notes to financial statements.

MSF-9

Metropolitan Series Fund

MetLife Conservative to Moderate Allocation Portfolio

Notes to Financial Statements—December 31, 2013

1. Organization

Metropolitan Series Fund (the “Trust”) is organized as a Delaware statutory trust and registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. The Trust is currently comprised of thirty series, each of which operates as a distinct investment vehicle of the Trust. The portfolio included in this report is MetLife Conservative to Moderate Allocation Portfolio (the “Asset Allocation Portfolio”), which is diversified. The Asset Allocation Portfolio operates under a “fund of funds” structure, investing substantially all of its assets in other Portfolios advised by MetLife Advisers, LLC (“MetLife Advisers”), an affiliate of MetLife, Inc., or its affiliates (each, an “Underlying Portfolio,” and, collectively, the “Underlying Portfolios”).

Shares in the Asset Allocation Portfolio are not offered directly to the general public and are currently available only to separate accounts established by Metropolitan Life Insurance Company (“MetLife”) and other affiliated life insurance companies.

The Asset Allocation Portfolio has registered and offers two classes of shares: Class A and B shares. Shares of each Class of the Asset Allocation Portfolio represent an equal pro rata interest in the Asset Allocation Portfolio and generally give the shareholder the same voting, dividend, liquidation, and other rights. Investment income, realized and unrealized capital gains and losses, the common expenses of the Asset Allocation Portfolio, and certain Asset Allocation Portfolio-level expense reductions, if any, are allocated on a pro rata basis to each Class based on the relative net assets of each Class to the net assets of the Asset Allocation Portfolio. Each Class of shares differs in its respective distribution plan and such distribution expenses are allocated to that Class.

2. Significant Accounting Policies

The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America (“GAAP”) requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities as of the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates. In the preparation of these financial statements, management has evaluated events and transactions subsequent to December 31, 2013 through the date the financial statements were issued.

The following is a summary of significant accounting policies consistently followed by the Asset Allocation Portfolio in the preparation of its financial statements.

Investment Valuation and Fair Value Measurements - Investments in the Underlying Portfolios are valued at their closing daily net asset value on the valuation date. Investments in the Underlying Portfolios are categorized as Level 1 within the fair value hierarchy. For information about the use of fair value pricing by the Underlying Portfolios, please refer to the prospectuses of the Underlying Portfolios.

Investment Transactions and Related Investment Income - Asset Allocation Portfolio security transactions are recorded on the trade date. Dividend income is recorded on the ex-dividend date. Realized gains and losses on investments are determined on the identified cost basis, which is the same basis used for federal income tax purposes. Capital gains distributions received from the Underlying Portfolios are recorded as net realized gain in the Statement of Operations.

Income Taxes - It is the Asset Allocation Portfolio’s policy to comply with the requirements of the Internal Revenue Code of 1986, as amended, and regulations thereunder, applicable to regulated investment companies and to distribute, with respect to each taxable year, all of its taxable income to shareholders. Therefore, no federal income tax provision is required. The Asset Allocation Portfolio files U.S. federal tax returns. No income tax returns are currently under examination. The Asset Allocation Portfolio’s federal tax returns for the prior three fiscal years remain subject to examination by the Internal Revenue Service. As of December 31, 2013, the Portfolio had no uncertain tax positions that would require financial statement recognition, or de-recognition or disclosure.

Dividends and Distributions to Shareholders - The Asset Allocation Portfolio records dividends and distributions on the ex-dividend date. Net realized gains from security transactions (if any) are generally distributed annually to shareholders. The timing and characterization of certain income and capital gains distributions are determined in accordance with federal tax regulations that may differ from GAAP. Permanent book and tax basis differences relating to shareholder distributions will result in reclassification between under/over distributed net investment income, accumulated net realized gains/losses, and paid-in surplus. Book-tax differences are primarily due to distributions from Underlying Portfolios. These adjustments have no impact on net assets or the results of operations.

3. Certain Risks

Market Risk: In the normal course of business, the Underlying Portfolios invest in securities and enter into transactions where risks exist due to fluctuations in the market (market risk) or failure of the other party to a transaction to perform (credit and counterparty risk). The value of securities held by the Underlying Portfolios may decline in response to certain events, including those directly

MSF-10

Metropolitan Series Fund

MetLife Conservative to Moderate Allocation Portfolio

Notes to Financial Statements—December 31, 2013—(Continued)

involving the companies whose securities are owned by the Underlying Portfolios; conditions affecting the general economy; overall market changes; local, regional or global political, social or economic instability; currency, interest rate, and price fluctuations.

Credit and Counterparty Risk: The Underlying Portfolios may be exposed to counterparty risk, or the risk that an entity with which the Underlying Portfolios have unsettled or open transactions may default. The potential loss could exceed the value of the financial assets and liabilities recorded in the financial statements. Financial assets that potentially expose the Underlying Portfolios to credit and counterparty risk consist principally of cash due from counterparties and investments. The Underlying Portfolios manage counterparty risk by entering into agreements only with counterparties that they believe have the financial resources to honor their obligations and by monitoring the financial stability of those counterparties. The Underlying Portfolios’ investment adviser attempts to mitigate counterparty risk by (i) periodically assessing the creditworthiness of their trading partners, (ii) monitoring and/or limiting the amount of their net exposure to each individual counterparty based on the adviser’s assessment, and (iii) requiring collateral from the counterparty for certain transactions. In order to preserve certain safeguards for non-standard settlement trades, the Underlying Portfolios restrict their exposure to credit and counterparty losses by entering into master netting agreements with counterparties (approved brokers) with whom the Underlying Portfolios undertake a significant volume of transactions. Master Agreements govern the terms of certain transactions, and reduce the counterparty risk associated with relevant transactions by specifying credit protection mechanisms and providing standardization that improves legal certainty. Master Agreements can also help limit counterparty risk by specifying collateral posting arrangements at pre-arranged exposure levels.

Additional risks associated with each type of investment are described within the respective security type notes. The Asset Allocation Portfolio’s prospectus includes a discussion of the principal risks of investing in the Asset Allocation Portfolio and Underlying Portfolios in which it invests.

4. Investment Transactions

Aggregate cost of purchases and proceeds of sales of shares of the Underlying Portfolios by the Asset Allocation Portfolio, for the year ended December 31, 2013 were as follows:

Purchases		Sales
U.S. Government	Non U.S. Government	U.S. Government	Non U.S. Government
$0	$260,056,044	$0	$308,373,823

5. Investment Management Fees and Other Transactions with Affiliates

Investment Management Agreement - MetLife Advisers is the investment adviser to the Asset Allocation Portfolio. The Trust has entered into an investment management agreement with MetLife Advisers with respect to the Asset Allocation Portfolio. For providing investment management services to the Asset Allocation Portfolio, MetLife Advisers receives monthly compensation at the following annual rates:

Management Fees earned by MetLife Advisers for the year ended December 31, 2013	% per annum	Average Daily Net Assets
$1,257,589	0.100%	Of the first $500 million
	0.075%	Of the next $500 million
	0.050%	On amounts in excess of $1 billion

In addition to the above management fee paid to MetLife Advisers, the Asset Allocation Portfolio indirectly pays MetLife Advisers an investment advisory fee through its investments in the Underlying Portfolios.

Certain officers and trustees of the Trust may also be officers of MetLife Advisers; however, such officers and trustees receive no compensation from the Trust.

Expense Limitation Agreement - Pursuant to an expense agreement relating to each class of the Asset Allocation Portfolio, MetLife Advisers has contractually agreed, from April 29, 2013 to April 27, 2014, to waive a portion of its advisory fees or pay a portion of the other operating expenses (not including acquired fund fees and expenses, brokerage costs, interest, taxes, or extraordinary expenses) to the extent total operating expenses exceed stated annual expense limits (based on the Asset Allocation Portfolio’s then-current fiscal year). For the Asset Allocation Portfolio, this subsidy, and identical subsidies in effect in earlier periods, are subject to the obligation of each class of the Asset Allocation Portfolio to repay MetLife Advisers in future years, if any, when a class’ expenses fall below the stated expense limit pertaining to that class that was in effect at the time of the subsidy in question. Such deferred expenses may be charged to a class in a subsequent year to the extent that the charge does not cause the total expenses in such subsequent year to exceed the class’ stated expense limit that was in effect at the time of the subsidy in question; provided, however, that no class of

MSF-11

Metropolitan Series Fund

MetLife Conservative to Moderate Allocation Portfolio

Notes to Financial Statements—December 31, 2013—(Continued)

the Asset Allocation Portfolio is obligated to repay any expense paid by MetLife Advisers more than five years after the end of the fiscal year in which such expense was incurred. The expense limits (annual rates as a percentage of each class of the Asset Allocation Portfolio’s net average daily net assets) in effect from April 29, 2013 to April 27, 2014 are 0.10% and 0.35% for Class A and B, respectively. As of December 31, 2013, there were no expenses deferred in prior periods subject to repayment.

Transfer Agency Agreement - MetLife serves as the transfer agent for the Trust. MetLife receives no fees for its services to the Trust under the transfer agency agreement.

Distribution and Service Fees - The Trust has a distribution agreement with MetLife Investors Distribution Company (“MIDC” or the “Distributor”) in which MIDC serves as the distributor for the Asset Allocation Portfolio’s Class A and B Shares. MIDC is a wholly-owned subsidiary of MetLife Investors Group, Inc., an affiliate of the Adviser. The Trust has also adopted a Distribution and Service Plan under Rule 12b-1 of the 1940 Act for the Asset Allocation Portfolio’s Class B shares. Under the Distribution and Services Plan, the Class B shares of the Asset Allocation Portfolio pay a fee to compensate the Insurance Companies (or their affiliates) and other broker-dealers and financial intermediaries involved in the offer and sale of Asset Allocation Portfolio shares for promoting or selling and servicing the Class B shares of the Asset Allocation Portfolio. The fees under the Distribution and Services Plan for each class of the Asset Allocation Portfolio’s shares are calculated as a percentage of the Asset Allocation Portfolio’s average daily net assets that are attributable to that Class. Currently, the fee is 0.25% per year for Class B shares. Amount incurred by the Asset Allocation Portfolio for the year ended December 31, 2013 is shown as Distribution and service fees in the Statement of Operations.

Deferred Trustee Compensation - Each Trustee who is not currently an active employee of MetLife or its affiliates receives compensation from the Trust for his or her service to the Trust. A deferred compensation plan (the “Plan”) is available to the Trustees on a voluntary basis. Deferred amounts remain in the Trust until distributed in accordance with the provisions of the Plan. The value of a participating Trustee’s deferral account is based on theoretical investments of deferred amounts, on the normal payment dates in certain portfolios of the Trust or Met Investors Series Trust, an affiliate of the Trust, as designated by the participating Trustee. Changes in the value of participants’ deferral accounts are reflected as Trustees’ fees and expenses in the Statement of Operations. The portion of the accrued obligations allocated to the Asset Allocation Portfolio under the Plan is reflected as Deferred trustees’ fees in the Statement of Assets and Liabilities.

6. Transactions in Securities of Underlying Portfolios

The Portfolio does not invest in the Underlying Portfolios for the purpose of exercising control; however, investments by the Portfolio within its principal investment strategies may represent a significant portion of the Underlying Portfolios net assets. Transactions in the Underlying Portfolios for the year ended December 31, 2013 were as follows:

Underlying Portfolio	Number of shares held at December 31, 2012	Shares purchased	Shares sold	Number of shares held at December 31, 2013
Baillie Gifford International Stock	3,748,738	75,546	(324,875)	3,499,409
BlackRock Bond Income	1,777,846	131,558	(352,222)	1,557,182
BlackRock Capital Appreciation	1,209,011	11,657	(230,368)	990,300
BlackRock High Yield	1,937,239	144,207	(659,148)	1,422,298
BlackRock Large Cap Value	3,514,436	258,874	(708,015)	3,065,295
Clarion Global Real Estate	1,515,989	136,235	(83,824)	1,568,400
ClearBridge Aggressive Growth	1,853,344	8,576	(481,896)	1,380,024
Goldman Sachs Mid Cap Value	1,233,638	61,739	(256,215)	1,039,162
Harris Oakmark International	3,477,710	89,361	(1,177,965)	2,389,106
Invesco Comstock	4,750,258	65,031	(1,009,873)	3,805,416
Invesco Small Cap Growth	2,218,940	155,341	(566,340)	1,807,941
Jennison Growth	1,468,699	618,517	(324,739)	1,762,477
JPMorgan Core Bond	—	11,023,551	(16,089)	11,007,462
JPMorgan Small Cap Value	—	517,024	(55,106)	461,918
Lord Abbett Bond Debenture	1,283,657	67,121	(420,640)	930,138
Met/Artisan Mid Cap Value	87,415	946	(19,889)	68,472
Met/Eaton Vance Floating Rate	3,197,980	208,629	(64,554)	3,342,055
Met/Franklin Low Duration Total Return	6,742,749	312,386	(36,486)	7,018,649
Met/Templeton International Bond	4,369,775	173,729	(23,163)	4,520,341
MFS® Emerging Markets Equity	—	1,705,074	(17,837)	1,687,237
MFS® Research International	3,360,325	78,216	(1,154,187)	2,284,354
MFS® Value	4,977,566	392,851	(676,052)	4,694,365
Neuberger Berman Genesis	1,304,687	11,339	(300,429)	1,015,597
PIMCO Inflation Protected Bond	10,029,146	1,959,149	(48,813)	11,939,482
PIMCO Total Return	23,905,775	1,823,547	(3,522,010)	22,207,312

MSF-12

Metropolitan Series Fund

MetLife Conservative to Moderate Allocation Portfolio

Notes to Financial Statements—December 31, 2013—(Continued)

Underlying Portfolio	Number of shares held at December 31, 2012	Shares purchased	Shares sold	Number of shares held at December 31, 2013
Pioneer Fund	2,360,711	826	(2,361,537)	—
T. Rowe Price Large Cap Growth	1,947,638	330,060	(384,651)	1,893,047
T. Rowe Price Large Cap Value	2,823,207	115,675	(362,880)	2,576,002
T. Rowe Price Mid Cap Growth	1,818,960	108,977	(423,963)	1,503,974
Third Avenue Small Cap	2,168,343	21,575	(874,627)	1,315,291
Van Eck Global Natural Resources	1,343,212	38,839	(118,228)	1,263,823
Western Asset Management Strategic Bond Opportunities	2,453,698	125,468	(462,574)	2,116,592
Western Asset Management U.S. Government	12,389,309	752,609	(52,246)	13,089,672
WMC Core Equity Opportunities (formerly Davis Venture Value)	1,556,243	50,444	(312,959)	1,293,728

Underlying Portfolio	Net Realized Gain/(Loss) on sales of Underlying Portfolios	Capital Gain Distributions from Underlying Portfolios	Dividend Income from Underlying Portfolios	Ending Value as of December 31, 2013
Baillie Gifford International Stock	$369,096	$—	$584,083	$36,883,771
BlackRock Bond Income	2,027,331	3,982,118	6,533,118	167,132,330
BlackRock Capital Appreciation	893,131	—	311,590	37,482,857
BlackRock High Yield	1,191,363	334,991	853,201	12,615,781
BlackRock Large Cap Value	987,285	2,037,803	527,076	36,844,845
Clarion Global Real Estate	64,025	—	1,233,323	17,471,980
ClearBridge Aggressive Growth	1,121,411	—	81,154	18,561,317
Goldman Sachs Mid Cap Value	539,622	675,579	209,945	18,455,509
Harris Oakmark International	8,075,062	—	1,335,074	45,703,589
Invesco Comstock	2,575,690	—	755,286	55,482,962
Invesco Small Cap Growth	4,480,870	2,228,647	163,994	37,117,019
Jennison Growth	840,510	274,332	111,765	27,882,386
JPMorgan Core Bond	(5,166)	453,075	566,344	111,945,889
JPMorgan Small Cap Value	122,233	—	61,409	9,206,019
Lord Abbett Bond Debenture	1,098,107	—	852,003	12,603,374
Met/Artisan Mid Cap Value	2,364,388	—	185,946	18,391,665
Met/Eaton Vance Floating Rate	33,779	160,725	1,420,808	35,526,047
Met/Franklin Low Duration Total Return	2,755	—	1,248,233	70,677,797
Met/Templeton International Bond	44,395	231,072	1,151,000	52,978,400
MFS® Emerging Markets Equity	(2,886)	—	221,300	17,496,644
MFS® Research International	1,051,818	—	781,291	27,435,088
MFS® Value	4,890,377	2,477,756	1,459,231	83,324,985
Neuberger Berman Genesis	1,608,502	—	153,364	18,422,927
PIMCO Inflation Protected Bond	1,313	6,501,798	2,732,195	118,797,846
PIMCO Total Return	1,891,441	5,130,017	11,686,220	263,600,798
Pioneer Fund	7,401,956	—	10,956	—
T. Rowe Price Large Cap Growth	4,014,586	—	134,339	46,398,571
T. Rowe Price Large Cap Value	2,098,455	—	1,358,974	82,818,477
T. Rowe Price Mid Cap Growth	2,086,077	968,741	78,405	18,483,841
Third Avenue Small Cap	1,471,093	—	341,862	27,673,729
Van Eck Global Natural Resources	434,249	—	155,066	17,958,924
Western Asset Management Strategic Bond Opportunities	878,262	—	1,415,146	28,468,168
Western Asset Management U.S. Government	(26,439)	—	3,296,656	157,206,956
WMC Core Equity Opportunities (formerly Davis Venture Value)	4,669,994	945,121	791,334	55,591,504

	$59,294,685	$26,401,775	$42,801,691	$1,786,641,995

7. Contractual Obligations

Under the Trust’s organizational documents, its officers and Trustees may be indemnified against certain liabilities and expenses arising out of the performance of their duties to the Trust. Additionally, the Trust has a variety of indemnification obligations under contracts with its service providers. The Trust’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Trust that have not yet occurred.

MSF-13

Metropolitan Series Fund

MetLife Conservative to Moderate Allocation Portfolio

Notes to Financial Statements—December 31, 2013—(Continued)

8. Income Tax Information

The tax character of distributions paid for the years ended December 31, 2013 and 2012 were as follows:

Ordinary Income		Long-Term Capital Gain		Total
2013	2012	2013	2012	2013	2012
$44,793,771	$48,495,247	$18,186,782	$5,223,827	$62,980,553	$53,719,074

As of December 31, 2013, the components of distributable earnings (accumulated losses) on a federal income tax basis were as follows:

Undistributed Ordinary Income	Undistributed Long-Term Capital Gain	Net Unrealized Appreciation	Loss Carryforwards	Total
$52,131,749	$62,455,615	$199,679,736	$—	$314,267,100

The Asset Allocation Portfolio utilizes the provisions of the federal income tax laws that provide for the carryforward of capital losses for prior years, offsetting such losses against any future realized capital gains. Under the Regulated Investment Company Modernization Act of 2010 (the “Act”), net capital losses recognized after December 22, 2010 may be carried forward indefinitely and their character is retained as short-term and/or long-term losses. Previously, net capital losses were carried forward for up to eight years and treated as short-term losses. As a transition rule, the Act requires that post-enactment net capital losses be used before pre-enactment net capital losses.

As of December 31, 2013, the Asset Allocation Portfolio had no post-enactment accumulated capital losses and no pre-enactment accumulated capital loss carryforwards.

9. Subsequent Events

At a meeting held on November 20, 2013, the Board, subject to shareholder approval, approved an Agreement and Plan of Reorganization providing for the acquisition of all the assets and assumption of all liabilities of MetLife Defensive Strategy Portfolio (“Defensive Strategy Portfolio”) and MetLife Moderate Strategy Portfolio (“Moderate Strategy Portfolio”), both a series of Met Investors Series Trust, by the Portfolio in exchange for shares of the Portfolio. On February 21, 2014, the shareholders of Defensive Strategy Portfolio and shareholders of Moderate Strategy Portfolio approved the proposed Agreement and Plan of Reorganization. It is anticipated that the reorganization will close on or about April 28, 2014 and the Portfolio would be renamed MetLife Asset Allocation 40 Portfolio.

MSF-14

Metropolitan Series Fund

MetLife Conservative to Moderate Allocation Portfolio

Report of Independent Registered Public Accounting Firm

To the Shareholders of MetLife Conservative to Moderate Allocation Portfolio and the Board of Trustees of Metropolitan Series Fund:

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of MetLife Conservative to Moderate Allocation Portfolio, one of the portfolios constituting Metropolitan Series Fund, (the “Trust”) as of December 31, 2013, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Trust’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Trust is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Trust’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2013, by correspondence with the transfer agent. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of MetLife Conservative to Moderate Allocation Portfolio of Metropolitan Series Fund, as of December 31, 2013, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

Deloitte & Touche LLP

Boston, Massachusetts

February 27, 2014

MSF-15

Metropolitan Series Fund

Trustees and Officers of Metropolitan Series Fund

The Trustees and executive officers of the Trust, their ages and their principal occupations during the past five years are set forth below. Unless otherwise indicated, the business address of each is One Financial Center, Boston, MA 02111. Each Trustee who is deemed an “interested person,” as such term is defined in the 1940 Act, is indicated by an asterisk. Those Trustees who are not “interested persons” as defined in the 1940 Act are referred to as “Independent Trustees.” Additional information about the Trustees is available in the Statement of Additional Information, which is available without charge, upon request, by calling (800) 848-3854.

Trustees of the Trust

Name and Age	Position(s) Held with Registrant	Term of Office and Length of Time Served	Principal Occupation(s) During the Past 5 Years(1)	Number of Portfolios in Fund Complex(2) overseen	Other Directorships Held by Trustee During the Past 5 Years(1)
Interested Trustee
Elizabeth M. Forget* (47)	Trustee, Chairman of the Board, President and Chief Executive Officer	Indefinite; From May 2006 (President and Chief Executive Officer)/ August 2006 (Trustee and Chairman of the Board) to present	Senior Vice President, MetLife Inc.; President, MetLife Advisers, LLC and a predecessor company.	79	Trustee, Met Investors Series Trust (the “MIST Trust”);** various MetLife-affiliated boards.

Independent Trustees
Stephen M. Alderman (54)	Trustee	Indefinite; From April 2012 to present	Shareholder in the law firm of Garfield & Merel, Ltd.	79	Trustee, MIST Trust;** Director, International Truck Leasing Corp.

Robert J. Boulware (57)	Trustee	Indefinite; From April 2012 to present	Managing Director, Pilgrim Funds, LLC (private equity fund).	79	Trustee, MIST Trust;** Trustee, Vertical Capital Income Fund (closed-end fund); Director, Gainsco, Inc. (auto insurance).

Susan C. Gause (61)	Trustee	Indefinite; From April 2012 to present	Private Investor.	79	Trustee, MIST Trust;** Trustee, HSBC Funds.

Nancy Hawthorne (62)	Trustee	Indefinite; From May 2003 to present	Chief Executive Officer, Clerestory LLC (corporate advisor).	79	MIST Trust;** Director, THL Credit, Inc.**; Director, Avid Technology, Inc.**

Barbara A. Nugent (57)	Trustee	Indefinite; From January 2014 to present	President, True North Board Governance, LLC (consulting); until 2014, partner in the law firm of Stradley Ronon Stevens & Young, LLP.	79	Trustee, MIST Trust**; Director, Episcopal Healthcare Foundation; until 2014, member, Mutual Fund Directors Forum Advisory Board.

Keith M. Schappert (62)	Trustee	Indefinite; From August 2009 to present	Principal, Schappert Consulting LLC (asset management consulting).	79	Trustee, MIST Trust;** Director, The Commonfund for Nonprofit Organizations; until 2011, Director, Trilogy Global Advisors; Director, Mirae Asset Discovery Funds,** Director, Calamos Investments.

Linda B. Strumpf (66)	Trustee	Indefinite; From May 2000 to present	Chair of the Investment Committee, Leona M. and Harry B. Helmsley Charitable Trust; until 2011, Chief Investment Officer, Leona M. and Harry B. Helmsley Charitable Trust.	79	Since 2012, Trustee, MIST Trust,** Trustee and Member of Investment Committee, The Pennsylvania State University.

Dawn M. Vroegop (47)	Trustee	Indefinite; From May 2009 to present	Private Investor.	79	Trustee, MIST Trust,** Trustee, Driehaus Mutual Funds; Director and Investment Committee Chair, City College of San Francisco Foundation.

MSF-16

Metropolitan Series Fund

Trustees and Officers of Metropolitan Series Fund—(Continued)

Executive Officers of the Trust

Name and Age	Position(s) Held with Registrant	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years(1)
Elizabeth M. Forget (47)	President, Chief Executive Officer, Trustee and Chairman of the Board	From May 2006 (President and Chief Executive Officer)/ August 2006 (Trustee and Chairman of the Board) to present	See principal occupation information in the table above.

Jeffrey L. Bernier (42)	Vice President	From February 2008 to present	Vice President, MetLife, Inc.; Senior Vice President, MetLife Advisers, LLC and a predecessor company.

Peter H. Duffy (58)	Chief Financial Officer and Treasurer	From November 2000 to present	Senior Vice President, MetLife Advisers, LLC; Vice President, MetLife, Inc.

Andrew L. Gangolf (59)	Secretary	From May 2011 to present	Senior Vice President, MetLife Advisers, LLC; Senior Vice President & Assistant General Counsel, AllianceBerstein Investments, Inc.

Jeffrey P. Halperin (46)	Chief Compliance Officer	From November 2005 to present	Vice President, MetLife, Inc.; Chief Compliance Officer, MIST; Chief Compliance Officer, MSF Trust; Chief Compliance Officer, MetLife Advisers, LLC and a predecessor company; Chief Compliance Officer, MetLife Investment Management, LLC (formerly MetLife Investment Advisors Company, LLC).

Alan C. Leland, Jr. (61)	Vice President	From February 2005 to present	Treasurer and Chief Financial Officer, MetLife Advisers, LLC; Vice President, MetLife Group Inc.; Vice President, MetLife, Inc.

*	Ms. Forget is an “interested person” of the Trust because of her positions with MetLife Advisers, LLC and her ownership of securities issued by MetLife, Inc., the ultimate parent company of MetLife Advisers, LLC.
**	Indicates a directorship with a registered investment company or a company subject to the reporting requirements of the Securities Exchange Act of 1934, as amended.
(1)	Previous positions during the past five years with the Trust, MetLife, Inc. or the Adviser are omitted if not materially different.
(2)	The Fund Complex includes 49 Portfolios of the MIST Trust and 30 Portfolios of the Trust.

MSF-17

Metropolitan Series Fund

MetLife Conservative to Moderate Allocation Portfolio

Board of Trustees’ Consideration of Advisory Agreement

At an in-person meeting of the Boards of Trustees (the “Board”) of Met Investors Series Trust and Metropolitan Series Fund (“MIST” and “MSF,” respectively, and collectively, the “Trusts”) held on November 19-20, 2013, the Board, including a majority of the Trustees who are not considered to be “interested persons” of the Trusts (the “Independent Trustees”) under the Investment Company Act of 1940, as amended (the “1940 Act”), approved for an annual period the continuation of each Trust’s advisory agreement (the “Advisory Agreement”) with MetLife Advisers, LLC (the “Adviser”) and the applicable sub-advisory agreements (each a “Sub-Advisory Agreement,” and collectively with the Advisory Agreement, the “Agreements”) between the Adviser and the investment sub-advisers (each a “Sub-Adviser,” and collectively, the “Sub-Advisers”) for each of the series of the Trusts, including the MetLife Conservative to Moderate Allocation Portfolio (each a “Portfolio,” and collectively, the “Portfolios”).1 As the Adviser has the day-to-day responsibility for managing the MetLife Conservative to Moderate Allocation Portfolio’s investments, the Board only approved an Advisory Agreement with respect to the MetLife Conservative to Moderate Allocation Portfolio.

In considering the Agreement, the Board reviewed a variety of materials provided by the Adviser relating to the Portfolios, including comparative performance, fee and expense information for an appropriate peer group of similar mutual funds, performance information for relevant benchmark indices and other information regarding the nature, extent and quality of services provided by the Adviser under the Agreement. The Board also took into account its experience with the Adviser and information provided to the Board in its meetings throughout the year with respect to the services provided by the Adviser, including quarterly performance reports prepared by management containing reviews of investment results. The Independent Trustees also assessed reports provided by the Board’s independent consultant, who reviewed and provided analyses regarding investment performance, fees and expenses, and other information provided by, or at the direction of, the Adviser, as more fully discussed below.

The Independent Trustees were separately advised by independent legal counsel throughout the process, and met with independent legal counsel in periodic executive sessions. Prior to voting to continue the Agreements at the November meeting, the Independent Trustees also received a memorandum from their independent counsel discussing the legal standards for their consideration of the proposed continuation of the Agreements. The Board also met in person with personnel of the Adviser on September 17, 2013 for the specific purpose of giving preliminary consideration to the proposed continuation of the Agreements and to request additional information they considered reasonably necessary to their deliberations. The Independent Trustees also discussed the proposed continuation of the Agreements in private sessions with their independent legal counsel at which no representatives of management were present.

In considering whether to approve the renewal of the Advisory Agreement with the Adviser with respect to a Portfolio, the Board reviewed and analyzed the factors it deemed relevant, including: (1) the nature, extent and quality of the services to be provided to the Portfolio by the Adviser; (2) the performance of the Portfolio as compared to a peer group and an appropriate index; (3) the Adviser’s personnel and operations; (4) the financial condition of the Adviser; (5) the level and method of computing each Portfolio’s advisory fees; (6) the profitability of the Adviser under the Advisory Agreement; (7) any “fall-out” benefits to the Adviser and its affiliates (i.e., ancillary benefits realized by the Adviser or its affiliates from the Adviser’s relationship with the Trusts); (8) the anticipated effect of growth in size on Portfolio expenses; and (9) possible conflicts of interest.

Nature, extent and quality of services. The Board evaluated the nature, extent and quality of the services that the Adviser has provided to the Portfolios. The Board considered the Adviser’s services as investment manager to the Portfolios. The Adviser’s services in coordinating and overseeing the activities of the Trusts’ service providers were also considered. The Board also evaluated the expertise and performance of the personnel of the Adviser who performed services for the Portfolios throughout the year.

The Board considered information received from the Trust’s Chief Compliance Officer (“CCO”) regarding the Portfolios’ compliance policies and procedures established pursuant to Rule 38a-l under the 1940 Act.

The Board considered the provision of investment advisory services by the Adviser to the Asset Allocation Portfolios (i.e., MetLife Aggressive Strategy Portfolio, MetLife Balanced Strategy Portfolio, MetLife Conservative Allocation Portfolio, MetLife Conservative to Moderate Allocation Portfolio, MetLife Defensive Strategy Portfolio, MetLife Growth Strategy Portfolio, MetLife Moderate Allocation Portfolio, MetLife Moderate to Aggressive Allocation Portfolio and MetLife Moderate Strategy Portfolio), the American Funds of Funds (i.e., American Funds Balanced Allocation Portfolio, American Funds Growth Allocation Portfolio and American Funds Moderate Allocation Portfolio), the MetLife Balanced Plus Portfolio and the MetLife Multi-Index Targeted Risk Portfolio. With respect to the Asset Allocation Portfolios, the Board noted that the Adviser has hired, at its own cost, an independent consultant to provide research and consulting services with respect to the periodic asset allocation targets for each of the Asset Allocation Portfolios and to investments in other Portfolios of the Trusts (the “Underlying Portfolios”), which may assist the Adviser with the selection of

1 The Pyramis Managed Risk Portfolio recently commenced operations and, therefore, the Agreement with respect to this Portfolio was not up for renewal.

MSF-18

Metropolitan Series Fund

MetLife Conservative to Moderate Allocation Portfolio

Board of Trustees’ Consideration of Advisory Agreement—(Continued)

Underlying Portfolios for inclusion in each Asset Allocation Portfolio. Additionally, the Board considered that an Investment Committee, consisting of investment professionals from across MetLife, meets at least quarterly to review the asset allocations and discuss the performance of the Asset Allocation Portfolios and the American Funds of Funds.

Performance. The Board considered the performance of the Portfolios as described in the quarterly reports prepared by management, and as also analyzed in reports prepared by the Independent Trustees’ independent consultant. The Board noted that the Adviser reviews with the Board on a quarterly basis detailed information about the Portfolios’ performance results, portfolio composition and investment strategies. The Board also reviewed and considered a separate report prepared by Lipper Inc. (“Lipper”), an independent third party, which provided a statistical analysis comparing the Portfolios’ investment performance, expenses, and fees to comparable funds underlying variable insurance products (the “Performance Universe”). In addition, the Independent Trustees met separately with a representative of Bobroff Consulting, Inc., an independent consultant (“Bobroff), at a special board meeting in September 2013, to review the separate reports prepared by such consultant (“Bobroff Report”), which analyzed the report prepared by Lipper. The Board also considered each Portfolio’s more recent performance subsequent to the performance period covered by the Lipper reports, and management’s discussion of the same, including the effect of current market conditions on each Portfolio’s more recent performance.

The Board reviewed the Portfolios’ performance records and the Adviser’s management styles and long-term performance records with the Portfolios and comparable funds. The Board focused particular attention on Portfolios with less favorable performance records. The Board noted that the Adviser has been active in monitoring and responding to any performance issues with respect to the Portfolios. The Board also took into account its discussions with management regarding factors that contributed to the performance of the Portfolios.

Among other data relating specifically to the MetLife Conservative to Moderate Allocation Portfolio’s performance, the Board considered that the Portfolio outperformed the median of its Performance Universe and its Lipper Index for the one-, three- and five-year periods ended June 30, 2013. The Board further considered that the Portfolio outperformed the Conservative to Moderate AA Broad Index for the one-, three- and five-year periods ended October 31, 2013.

Fees and Expenses. The Board gave consideration to the advisory fees payable under the Advisory Agreement. In this regard, the Board reviewed the advisory fees payable on a Portfolio-by-Portfolio basis based on information provided by the Adviser. The Independent Trustees, with the assistance of Bobroff, also examined the fees paid by a Portfolio in light of fees paid to other investment managers by comparable funds, as well as considered the fees charged by the Adviser to manage other comparable funds, as applicable. The Lipper report included comparisons of the Adviser’s fee schedule with that of its peers based on an asset-based analysis of relative fee structures according to the size of the Portfolio. In addition, the Board considered the Portfolios’ advisory fees and total expenses as compared to similarly situated investment companies underlying variable insurance products deemed to be comparable to the Portfolios as determined by Lipper. The Board considered a Portfolio’s ranking within a smaller group of peer funds chosen by Lipper (the “Expense Group”), as well as the Portfolio’s ranking within broader groups of funds (the “Expense Universe”). In comparing a Portfolio’s actual and contractual management fee to that of comparable funds, the Board noted that such fee includes both advisory and administrative fees. The Board also considered that the Adviser had entered into expense limitation agreements with certain of the Portfolios, pursuant to which the Adviser has agreed to waive a portion of its advisory fee and/or reimburse certain expenses as a means of limiting a Portfolio’s total annual operating expenses.

With respect to the MetLife Conservative to Moderate Allocation Portfolio, the Board considered that the Portfolio’s actual management fees and total expenses (exclusive of 12b-l fees) were below the Expense Group median and the Expense Universe median. The Board noted that the Portfolio’s contractual management fees were below the asset-weighted average of the Expense Group at the Portfolio’s current size.

The Board further noted the proposed acquisition by the MetLife Conservative to Moderate Allocation Portfolio of both the MetLife Defensive Strategy Portfolio and the MetLife Moderate Strategy Portfolio on or about April 28, 2014, pending approval by each of the acquired Portfolio’s contractholders. The Board considered that the Portfolio may benefit from the proposed acquisition because, following the acquisition, the Portfolio’s total annual operating expenses are expected to be lower than the total operating expenses of the Portfolio prior to the acquisitions.

Profitability. The Board examined the profitability of the Adviser on a Portfolio-by-Portfolio basis. With respect to the Asset Allocation Portfolios, the Board noted that the advisory fee is in addition to the fees received by the Adviser and its affiliates with regard to the Underlying Portfolios in which the Asset Allocation Portfolios may invest. In considering the profitability to the Adviser from the Asset

MSF-19

Metropolitan Series Fund

MetLife Conservative to Moderate Allocation Portfolio

Board of Trustees’ Consideration of Advisory Agreement—(Continued)

Allocation Portfolios, the Board took into consideration the profitability to the Adviser of the funds underlying the Asset Allocation Portfolios. The Board also considered that the Distributor, MetLife Investors Distribution Company, receives Rule 12b-1 payments to support the distribution of the products.

Economies of scale. The Board also considered the effect of the Portfolios’ growth in size on their fees. The Board noted that the fee schedules for most of the Portfolios contain breakpoints that reduce the fee rate above specified asset levels. The Board noted those Portfolios that did not contain breakpoints in the advisory fee and took into account management’s discussion of the same. The Board noted that those Portfolios with advisory fee schedules containing breakpoints generally reflect the inclusion of breakpoints in the sub-advisory fee schedule for such Portfolios. The Board considered the effective fees under the Advisory Agreement for a Portfolio as a percentage of assets at different asset levels and possible economies of scale that may be realized if the assets of the Portfolio grow. Among other data, the Board examined the effect of a Portfolio’s growth in size on various fee schedules and reviewed the Lipper and Bobroff Reports, which compared fees among peers. The Board also generally noted that if a Portfolio’s assets increase over time, the Portfolio may realize other economies of scale if assets increase proportionally more than certain other fixed expenses. In addition, the Board noted that the Adviser had taken a number of steps to date intended to share the benefits of economies of scale with contractholders.

With respect to the MetLife Conservative to Moderate Allocation Portfolio, the Board took into account that the Portfolio’s advisory fee contains breakpoints that reduce the advisory fee rate on assets above certain specified asset levels. The Board considered the fact that the Portfolio’s fee levels decline as portfolio assets increase.

Other factors. As part of its evaluation of the Adviser’s compensation, the Board considered other benefits that may be realized by the Adviser and its affiliates from their relationship with the Trusts. Among them, the Board recognized that an affiliate of the Adviser, MetLife Investors Distribution Company, serves as the Distributor for the Trusts, and, as such, receives payments pursuant to Rule 12b-1 from the Portfolios to compensate it for providing shareholder services and selling activities, which could lead to growth in the Trusts’ assets and corresponding benefits from such growth, including economies of scale. The Board also considered that affiliates of the Adviser may benefit from certain indirect tax benefits relating to dividend received deductions and foreign tax credits. In conjunction with these considerations, the Board noted the costs of providing investment management and other services to the Portfolios and the ongoing commitment of the Adviser to the Portfolios.

The Board considered possible conflicts of interest in the form of material benefits or detriments to the Trusts resulting from the nature of the Trusts’ and the Adviser’s affiliations and the services that are provided to the Trusts, and the manner in which such conflicts were mitigated.

Conclusions. After full consideration of the factors discussed above, the Board, including a majority of the Independent Trustees, approved the Advisory Agreement and the Sub-Advisory Agreement, as applicable, with respect to each Portfolio, unless otherwise noted. In making its approvals, the Board concluded that the nature, extent and quality of services provided by the Adviser supported the renewal of the Agreements. The Board also concluded that the investment performance of each Fund was such that each Agreement should continue. In addition, the Board concluded that fees paid by a Portfolio to the Adviser appeared to be acceptable in light of nature, extent and quality of the services provided by the Adviser. Further, the Board concluded that the Adviser’s profitability in providing services under the Advisory Agreements did not appear unreasonably high in light of the nature, extent and quality of the services provided by the Adviser. Finally, the Board concluded that the Advisory fees in some measure share economies of scale with contractholders. In approving the renewal of each of the Agreements, the Board, including the Independent Trustees, did not identify any single factor as controlling, and generally attributed different weights to various factors for the various Portfolios. The Board evaluated all information available to them on a Portfolio-by-Portfolio basis, and their decisions were made separately with respect to each Portfolio.

MSF-20

Metropolitan Series Fund

MetLife Moderate Allocation Portfolio

Managed by MetLife Advisers, LLC

Portfolio Manager Commentary*

PERFORMANCE

For the one year period ended December 31, 2013, the Class A and B shares of the MetLife Moderate Allocation Portfolio returned 18.29% and 17.98%, respectively. The Portfolio’s benchmark, the Dow Jones Moderate Index1, returned 14.46%.

MARKET ENVIRONMENT / CONDITIONS

Global economic expansion was in low gear through much of 2013, becoming more bifurcated in the second half of the year. Developed economies continued to strengthen whereas emerging markets faced the dual challenges of slowing growth and tighter global financial conditions. In the U.S., equity markets rallied in the first quarter but experienced a sharp decline in May and June when the Federal Reserve (the “Fed”) hinted at the possibility of reducing its unprecedented bond-buying program. This announcement subsequently sent global markets into a plunge. Domestically, Treasury yields rose while credit spreads widened. The dollar rallied and Treasury Inflation Protected Securities (“TIPS”) posted a substantial loss on reduced inflation expectations. Emerging markets sold off while their currencies tumbled against the U.S. dollar. Volatility spiked in bond and currency markets. The Fed’s accommodative language and policy stance boosted risk appetite in the third quarter and sent investors back into risk assets. Equity performance was strong both domestically and outside of the U.S. Credit spreads tightened, resulting in solid excess returns in both investment grade and high yield bond sectors. Volatility came down significantly in both equity and rate markets following the late September Federal Open Market Committee decision not to pare back the Fed’s asset-purchasing program. Economic reports that came out in the fourth quarter indicated robust domestic growth which in turn boosted investor confidence and made the looming taper even more likely. In December, reduced fiscal drag, falling unemployment and stronger economic growth prompted the Fed to announce a $10 billion reduction in the level of its asset-buying program starting in January 2014, causing stock markets to rally sharply on the news.

The vast majority of global equity markets concluded the year in record territories, supported by accommodative monetary policies around the world. The U.S. equity market outperformed the rest of the world with the S&P 500 Index up 32.4%, trailed by Japan (27.2%), Europe (25.2%), and Asia-Pacific ex-Japan (5.5%), as reported by MSCI. Within U.S. equity markets, smaller cap names generally delivered a better performance than their large cap counterparts. Growth stocks modestly outpaced value stocks over the trailing one year period, most prominently in the small cap space. In terms of sectors, Consumer Discretionary, Health Care, and Industrials proved to be the best performing sectors, while Telecom and Utility stocks trailed. Emerging market equities, however, produced a moderately negative return in 2013 after an impressive 2012. Growing signs of strength in the U.S. economy raised speculation that the Fed would start reducing its stimulus sooner than anticipated. Disappointing economic data across the developing world also reduced investors’ risk appetite as the year progressed.

Within fixed income, interest rate risk drove the majority of domestic bond sectors into negative territory, especially in longer dated securities as the yield curve steepened. High Yield Credit was the only bright spot with a positive 7.4% return for the year. Investors’ demand for additional yield provided steady support for high yield issues throughout 2013, and resulted in meaningful spread narrowing. Internationally, peripheral European debt enjoyed double digit returns for U.S. investors stemming from the combination of positive local returns and the euro strengthening against the dollar. On the other extreme, the Barclays Global Japan Index fell 16.0%, driven entirely by a large currency depreciation induced by Japan’s Prime Minister Shinzo Abe. With Japan being the largest component of the Barclays Global Aggregate ex-U.S. Index, the Index as a whole was down 3.1% for the year. Similar to the equity side, emerging market debt struggled and produced a negative return in 2013, due largely to weak emerging market currencies vis-à-vis the dollar.

PORTFOLIO REVIEW / PERIOD END POSITIONING

The MetLife Moderate Allocation Portfolio invested in underlying portfolios of the Met Investors Series Trust and the Metropolitan Series Fund to maintain a broad asset allocation of approximately 60% to equities and 40% to fixed income. The Portfolio delivered a strong double digit return during the twelve month period. Relative to the Dow Jones Moderate Index, the Portfolio outperformed due to a combination of asset class exposures and favorable security selection in the underlying portfolios. From an asset class exposure perspective, a moderate overweight to high yield bonds due to the opportunistic positioning of the core bond managers along with a slight overweight to equity compared to the benchmark contributed positively to relative performance.

Domestic equity was the big winner in 2013. Not only did our U.S. equity portfolios generate the best absolute return relative to international equity and fixed income underlying portfolios, they also produced the best asset class specific excess return derived from solid stock selection. Outperformance was most pronounced in the large cap space across value and growth spectrum. The ClearBridge Aggressive Growth Portfolio was the leading contributor in the domestic equity space. Both stock selection and sector allocation made positive contributions to the portfolio’s relative performance. In particular, stock selection in the Health Care and Information Technology (“IT”) sectors were most effective. Additionally, an overweight in the Health Care sector and underweights in the IT, Consumer Staples, Telecom, Financials, and Materials sectors also aided results for the period. Other domestic equity portfolios that provided a strong contribution on the positive side included MFS Value Portfolio, Invesco Comstock Portfolio, and T. Rowe Price Large Cap Growth Portfolio. The MFS Value Portfolio’s sector positioning, namely an underweight in the bottom performing Utilities sector combined with an overweight in the better performing Industrials sector, benefited the portfolio. Additionally, its stock selection within the Financials sector was effective across a large number of names. Both the Invesco Comstock Portfolio’s and T. Rowe Price Large Cap Growth

MSF-1

Metropolitan Series Fund

MetLife Moderate Allocation Portfolio

Managed by MetLife Advisers, LLC

Portfolio Manager Commentary*—(Continued)

Portfolio’s strong performance was driven by favorable stock selection. In contrast, several mid cap and small cap equity portfolios detracted from relative performance, however, to a lesser degree.

The results from the underlying international equity portfolios were mixed. The two portfolios that provide exposure to emerging markets and real estate investment trusts (“REITs”) generally have lower correlations with the rest of the equity market and therefore add diversification benefits to the Portfolio. Unfortunately, these two asset classes had a difficult year in 2013. As a result, MFS Emerging Markets Equity Portfolio and Clarion Global Real Estate Portfolio significantly hindered the overall performance. On a relative basis, while the Harris Oakmark International Portfolio produced the largest positive contribution among all equity portfolios, that positive effect was more than offset by the underperformance generated from several other international portfolios, especially the Clarion Global Real Estate Portfolio.

The fixed income portion of the Portfolio produced a slightly positive impact on relative performance. Not surprisingly, the PIMCO Inflation Protected Bond Portfolio was the largest performance detractor given that TIPS was the worst performing fixed income segment during the year. That negative contribution was more than offset by positive contributions from several other underlying bond portfolios, including the Met/Templeton International Bond Portfolio and the Western Asset Management U.S. Government Portfolio. While the PIMCO Inflation Protected Bond Portfolio was largely an asset class story, the portfolios on the positive side were a successful security selection story in the sense that they generated a positive excess return relative to their respective asset class indices. The Met/Templeton International Bond Portfolio generated a large outperformance against its benchmark, driven primarily by the portfolio’s currency positioning. More specifically, a sizable underweight in Japanese yen proved to be the right decision as the yen tumbled against the dollar. The Western Asset Management U.S. Government Portfolio performed particularly well in the Mortgage-Backed Securities sector, an area in which it has been consistently adding value.

Investment Committee

MetLife Advisers, LLC

* This commentary may include statements that constitute “forward-looking statements” under the U.S. securities laws. Forward-looking statements include, among other things, projections, estimates, and information about possible or future results related to the Portfolio, market or regulatory developments. The views expressed above are not guarantees of future performance or economic results and involve certain risks, uncertainties and assumptions that could cause actual outcomes and results to differ materially from the views expressed herein. The views expressed above are subject to change at any time based upon economic, market, or other conditions and the advisory firm undertakes no obligation to update the views expressed herein. Any discussions of specific securities should not be considered a recommendation to buy or sell those securities. The views expressed above (including any forward-looking statement) may not be relied upon as investment advice or as an indication of the Portfolio’s trading intent. Information about the Portfolio’s holdings, asset allocation or country diversification is historical and is not an indication of future Portfolio composition, which may vary. Direct investment in any index is not possible. The performance of any index mentioned in this commentary has not been adjusted for ongoing management, distribution and operating expenses, and sales charges applicable to mutual fund investments. In addition, the returns do not reflect additional fees charged by separate accounts or variable insurance contracts that an investor in the Portfolio may pay. If these additional fees were reflected, performance would have been lower.

MSF-2

Metropolitan Series Fund

MetLife Moderate Allocation Portfolio

A $10,000 INVESTMENT COMPARED TO THE DOW JONES MODERATE INDEX

AVERAGE ANNUAL RETURNS (%) (FOR THE YEAR ENDED DECEMBER 31, 2013)

	1 Year	5 Year	Since Inception[2]
MetLife Moderate Allocation Portfolio
Class A	18.29	13.81	6.61
Class B	17.98	13.54	6.35
Dow Jones Moderate Index	14.46	12.49	7.04

1 The Dow Jones Moderate Index is a total returns index designed to provide asset allocation strategists with a target risk benchmark. Each month, the Index adjusts its weighting of stocks, bonds, and cash indices (both domestic and foreign) from Barclays and Dow Jones such that the risk combination will have 60% of the risk of an all equity portfolio.

2 Inception date of the Class A and Class B shares is 5/2/05. Index since inception return is based on the Portfolio’s inception date.

Portfolio performance is calculated including reinvestment of all income and capital gain distributions. Performance numbers are net of all Portfolio expenses but do not include any insurance, sales, separate account or administrative charges of variable annuity or life insurance contracts or any additional expenses that participants may bear relating to the operations of their plans. If these charges were included, the returns would be lower. The performance of any index referenced above has not been adjusted for ongoing management, distribution and operating expenses, and sales charges applicable to mutual fund investments. Direct investment in any index is not possible. The performance of Class A shares, as set forth in the line graph above, will differ from that of other classes because of the difference in expenses paid by policyholders investing in the different share classes.

This information represents past performance and is not indicative of future results. Investment return and principal value may fluctuate so that shares, upon redemption, may be worth more or less than the original cost.

PORTFOLIO COMPOSITION AS OF DECEMBER 31, 2013

Top Holdings

% of Net Assets
PIMCO Total Return Portfolio (Class A)	8.5
BlackRock Bond Income Portfolio (Class A)	6.1
MFS Value Portfolio (Class A)	5.3
WMC Core Equity Opportunities Portfolio (formerly Davis Venture Value Portfolio) (Class A)	5.2
Western Asset Management U.S. Government Portfolio (Class A)	4.7
Invesco Comstock Portfolio (Class A)	4.4
T. Rowe Price Large Cap Value Portfolio (Class A)	4.4
JPMorgan Core Bond Portfolio (Class A)	4.2
BlackRock Large Cap Value Portfolio (Class A)	4.2
Jennison Growth Portfolio (Class A)	3.9

MSF-3

Metropolitan Series Fund

MetLife Moderate Allocation Portfolio

Understanding Your Portfolio’s Expenses

Shareholder Expense Example

As a shareholder of the Portfolio, you incur ongoing costs, including management fees; distribution and service (12b-1) fees; and other Portfolio expenses. This example is intended to help you understand your ongoing costs (in dollars) (referred to as “expenses”) of investing in the Portfolio and compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period, July 1, 2013 through December 31, 2013.

Actual Expenses

The first line for each share class of the Portfolio in the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested in the particular share class of the Portfolio, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line for each share class of the Portfolio in the table below provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any fees or charges of your variable insurance product or any additional expenses that participants in certain eligible qualified plans may bear relating to the operations of their plan. Therefore, the second line for each share class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these other costs were included, your costs would have been higher.

MetLife Moderate Allocation Portfolio		Annualized Expense Ratio	Beginning Account Value July 1, 2013	Ending Account Value December 31, 2013	Expenses Paid During Period** July 1, 2013 to December 31, 2013
Class A(a)	Actual	0.67%	$1,000.00	$1,113.50	$3.57
	Hypothetical*	0.67%	$1,000.00	$1,021.83	$3.41

Class B(a)	Actual	0.92%	$1,000.00	$1,113.00	$4.90
	Hypothetical*	0.92%	$1,000.00	$1,020.57	$4.69

* Hypothetical assumes a rate of return of 5% per year before expenses.

** Expenses paid are equal to the Portfolio’s annualized expense ratio for the most recent six month period, as shown above, multiplied by the average account value over the period, multiplied by the number of days (184 days) in the most recent fiscal half-year, divided by 365 (to reflect the one-half year period).

(a) The annualized expense ratio reflects the expenses of both the Portfolio and the Underlying Portfolios in which it invests.

MSF-4

Metropolitan Series Fund

MetLife Moderate Allocation Portfolio

Schedule of Investments as of December 31, 2013

Mutual Funds—100.0% of Net Assets

Security Description	Shares	Value

Affiliated Investment Companies—100.0%
Baillie Gifford International Stock Portfolio (Class A) (a)	16,757,595	$176,625,049
BlackRock Bond Income Portfolio (Class A) (a)	3,281,051	352,155,204
BlackRock Capital Appreciation Portfolio (Class A) (a)	3,995,975	151,247,656
BlackRock High Yield Portfolio (Class A) (b)	3,831,483	33,985,251
BlackRock Large Cap Value Portfolio (Class A) (a)	19,948,238	239,777,820
Clarion Global Real Estate Portfolio (Class A) (b)	9,567,506	106,582,015
ClearBridge Aggressive Growth Portfolio (Class A) (b)	11,521,236	154,960,620
Goldman Sachs Mid Cap Value Portfolio (Class A) (b)	3,368,370	59,822,247
Harris Oakmark International Portfolio (Class A) (b)	9,251,039	176,972,368
Invesco Comstock Portfolio (Class A) (b)	17,359,089	253,095,515
Invesco Small Cap Growth Portfolio (Class A) (b)	7,437,714	152,696,268
Jennison Growth Portfolio (Class A) (a)	14,108,871	223,202,335
JPMorgan Core Bond Portfolio (Class A) (b)	23,892,401	242,985,721
JPMorgan Small Cap Value Portfolio (Class A) (b)	2,998,775	59,765,584
Loomis Sayles Small Cap Growth Portfolio (Class A) (a) (c)	3,632,397	60,116,167
Lord Abbett Bond Debenture Portfolio (Class A) (b)	2,924,363	39,625,121
Met/Artisan Mid Cap Value Portfolio (Class A) (a)	222,153	59,670,283
Met/Dimensional International Small Company Portfolio (Class A) (a)	3,557,396	59,870,966
Met/Eaton Vance Floating Rate Portfolio (Class A) (b)	10,367,598	110,207,567
Met/Franklin Low Duration Total Return Portfolio (Class A) (b)	16,341,675	164,560,671
Met/Templeton International Bond Portfolio (Class A) (b)	14,024,109	164,362,559
MFS Emerging Markets Equity Portfolio (Class A) (b)	9,200,408	95,408,227
MFS Research International Portfolio (Class A) (b)	11,054,527	132,764,871
MFS Value Portfolio (Class A) (a)	17,028,061	302,248,089
Neuberger Berman Genesis Portfolio (Class A) (a)	5,028,181	91,211,201

Affiliated Investment Companies—(Continued)
PIMCO Inflation Protected Bond Portfolio (Class A) (b)	16,046,401	159,661,694
PIMCO Total Return Portfolio (Class A) (b)	41,095,101	487,798,851
T. Rowe Price Large Cap Growth Portfolio (Class A) (a)	9,094,824	222,914,146
T. Rowe Price Large Cap Value Portfolio (Class A) (b)	7,839,091	252,026,792
T. Rowe Price Mid Cap Growth Portfolio (Class A) (b)	4,918,420	60,447,383
T. Rowe Price Small Cap Growth Portfolio (Class A) (a)	1,283,538	30,509,694
Third Avenue Small Cap Value Portfolio (Class A) (b)	7,180,783	151,083,685
Van Eck Global Natural Resources Portfolio (Class A) (a)	8,009,776	113,818,920
Western Asset Management Strategic Bond Opportunities Portfolio (Class A) (a)	2,833,312	38,108,047
Western Asset Management U.S. Government Portfolio (Class A) (a)	22,624,854	271,724,494
WMC Core Equity Opportunities Portfolio (formerly Davis Venture Value Portfolio) (Class A) (a)	7,023,969	301,819,938

Total Mutual Funds (Cost $4,788,509,272)		5,753,833,019

Total Investments—100.0% (Cost $4,788,509,272) (d)		5,753,833,019
Other assets and liabilities (net)—0.0%		(1,485,915)

Net Assets—100.0%		$5,752,347,104

(a)	A Portfolio of Metropolitan Series Fund. (See Note 6 of the Notes to Financial Statements for a summary of transactions in the securities of affiliated issuers.)
(b)	A Portfolio of Met Investors Series Trust. (See Note 6 of the Notes to Financial Statements for a summary of transactions in the securities of affiliated issuers.)
(c)	Non-income producing security.
(d)	As of December 31, 2013, the aggregate cost of investments for federal income tax purposes was $4,834,849,547. The aggregate unrealized appreciation and depreciation of investments were $956,275,173 and $(37,291,701), respectively, resulting in net unrealized appreciation of $918,983,472 for federal income tax purposes.

See accompanying notes to financial statements.

MSF-5

Metropolitan Series Fund

MetLife Moderate Allocation Portfolio

Schedule of Investments as of December 31, 2013

Fair Value Hierarchy

Accounting principles generally accepted in the United States of America (“GAAP”) define fair market value as the price that the Portfolio would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. It establishes a fair value hierarchy that prioritizes inputs to valuation methods and requires disclosure of the fair value hierarchy that segregates fair value measurements into three levels. Levels 1, 2 and 3 of the fair value hierarchy are defined as follows:

Level 1 - unadjusted quoted prices in active markets for identical investments

Level 2 - other significant observable inputs (including, but not limited to, unadjusted quoted prices for similar investments in markets that are either active or inactive; inputs other than quoted prices that are observable such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks, default rates, etc.)

Level 3 - significant unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are unavailable (including the Portfolio’s own assumptions in determining the fair value of investments)

The inputs or methodologies used for valuing investments are not necessarily an indication of the risk associated with investing in them. Changes to the inputs or methodologies used may result in transfers between levels, which will be recognized as of the beginning of the reporting period. Information on transfers between Level 1 and Level 2, if any, will be disclosed following the fair value hierarchy table below. A reconciliation of Level 3 securities, if any, will also be disclosed following the fair value hierarchy table. For more information about the Portfolio’s policy regarding the valuation of investments, please refer to the Notes to Financial Statements.

The following table summarizes the fair value hierarchy of the Portfolio’s investments as of December 31, 2013:

Description	Level 1	Level 2	Level 3	Total
Mutual Funds
Affiliated Investment Companies	$5,753,833,019	$—	$—	$5,753,833,019
Total Investments	$5,753,833,019	$—	$—	$5,753,833,019

See accompanying notes to financial statements.

MSF-6

Metropolitan Series Fund

MetLife Moderate Allocation Portfolio

Statement of Assets and Liabilities

December 31, 2013

Assets
Affiliated investments at value (a)	$5,753,833,019
Receivable for:
Investments sold	1,251,510
Fund shares sold	994,117

Total Assets	5,756,078,646
Liabilities
Payables for:
Fund shares redeemed	2,245,628
Accrued expenses:
Management fees	272,885
Distribution and service fees	1,135,665
Deferred trustees’ fees	48,554
Other expenses	28,810

Total Liabilities	3,731,542

Net Assets	$5,752,347,104

Net assets consist of:
Paid in surplus	$4,494,471,902
Undistributed net investment income	118,231,029
Accumulated net realized gain	174,320,426
Unrealized appreciation on affiliated investments	965,323,747

Net Assets	$5,752,347,104

Net Assets
Class A	$331,583,184
Class B	5,420,763,920
Capital Shares Outstanding*
Class A	24,130,430
Class B	396,048,435
Net Asset Value, Offering Price and Redemption Price Per Share
Class A	$13.74
Class B	13.69

*	The Portfolio is authorized to issue an unlimited number of shares.
(a)	Identified cost of affiliated investments was $4,788,509,272.

Statement of Operations

Year Ended December 31, 2013

Investment Income
Dividends from Affiliated Underlying Portfolios	$109,444,329

Total investment income	109,444,329
Expenses
Management fees	3,083,139
Administration fees	11,548
Custodian and accounting fees	25,120
Distribution and service fees—Class B	12,775,297
Audit and tax services	27,722
Legal	36,954
Trustees’ fees and expenses	35,359
Miscellaneous	14,088

Total expenses	16,009,227

Net Investment Income	93,435,102

Net Realized and Unrealized Gain
Net realized gain on:
Affiliated investments	186,853,514
Capital gain distributions from Affiliated Underlying Portfolios	71,793,579

Net realized gain	258,647,093

Net change in unrealized appreciation on affiliated investments	542,145,252

Net realized and unrealized gain	800,792,345

Net Increase in Net Assets From Operations	$894,227,447

See accompanying notes to financial statements.

MSF-7

Metropolitan Series Fund

MetLife Moderate Allocation Portfolio

Statements of Changes in Net Assets

	Year Ended December 31, 2013	Year Ended December 31, 2012
Increase (Decrease) in Net Assets:
From Operations
Net investment income	$93,435,102	$90,622,912
Net realized gain	258,647,093	118,023,043
Net change in unrealized appreciation	542,145,252	403,300,249

Increase in net assets from operations	894,227,447	611,946,204

From Distributions to Shareholders
Net investment income
Class A	(6,579,578)	(6,514,397)
Class B	(98,876,180)	(108,951,696)
Net realized capital gains
Class A	(2,396,846)	0
Class B	(40,341,482)	0

Total distributions	(148,194,086)	(115,466,093)

Decrease in net assets from capital share transactions	(68,950,282)	(121,583,518)

Total increase in net assets	677,083,079	374,896,593

Net Assets
Beginning of period	5,075,264,025	4,700,367,432

End of period	$5,752,347,104	$5,075,264,025

Undistributed Net Investment Income
End of period	$118,231,029	$105,057,367

Other Information:

Capital Shares

Transactions in capital shares were as follows:

	Year Ended December 31, 2013		Year Ended December 31, 2012
	Shares	Value	Shares	Value
Class A
Sales	3,759,163	$47,811,309	3,124,210	$35,869,291
Reinvestments	738,193	8,976,424	574,461	6,514,397
Redemptions	(3,300,963)	(42,156,876)	(2,836,871)	(32,497,132)

Net increase	1,196,393	$14,630,857	861,800	$9,886,556

Class B
Sales	14,696,439	$187,617,520	13,308,058	$151,996,374
Reinvestments	11,477,136	139,217,662	9,633,218	108,951,696
Redemptions	(32,218,569)	(410,416,321)	(34,347,352)	(392,418,144)

Net decrease	(6,044,994)	$(83,581,139)	(11,406,076)	$(131,470,074)

Decrease derived from capital shares transactions		$(68,950,282)		$(121,583,518)

See accompanying notes to financial statements.

MSF-8

Metropolitan Series Fund

MetLife Moderate Allocation Portfolio

Financial Highlights

Selected per share data
	Class A
	Year Ended December 31,
	2013	2012	2011	2010	2009
Net Asset Value, Beginning of Period	$11.98	$10.83	$11.14	$10.09	$8.40

Income (Loss) from Investment Operations
Net investment income (a)	0.25	0.23	0.22	0.20	0.30
Net realized and unrealized gain (loss) on investments	1.89	1.21	(0.34)	1.14	1.83

Total from investment operations	2.14	1.44	(0.12)	1.34	2.13

Less Distributions
Distributions from net investment income	(0.28)	(0.29)	(0.19)	(0.29)	(0.30)
Distributions from net realized capital gains	(0.10)	0.00	0.00	0.00	(0.14)

Total distributions	(0.38)	(0.29)	(0.19)	(0.29)	(0.44)

Net Asset Value, End of Period	$13.74	$11.98	$10.83	$11.14	$10.09

Total Return (%) (b)	18.29	13.47	(1.14)	13.47	26.84

Ratios/Supplemental Data
Gross ratio of expenses to average net assets (%) (c)	0.06	0.06	0.06	0.06	0.07
Net ratio of expenses to average net assets (%) (c) (d)	0.06	0.06	0.06	0.06	0.07
Ratio of net investment income to average net assets (%) (e)	1.95	2.03	1.99	1.95	3.44
Portfolio turnover rate (%)	15	11	41	14	32
Net assets, end of period (in millions)	$331.6	$274.8	$239.0	$233.4	$188.8

	Class B
	Year Ended December 31,
	2013	2012	2011	2010	2009
Net Asset Value, Beginning of Period	$11.94	$10.79	$11.10	$10.06	$8.37

Income (Loss) from Investment Operations
Net investment income (a)	0.22	0.21	0.19	0.17	0.27
Net realized and unrealized gain (loss) on investments	1.88	1.20	(0.33)	1.14	1.83

Total from investment operations	2.10	1.41	(0.14)	1.31	2.10

Less Distributions
Distributions from net investment income	(0.25)	(0.26)	(0.17)	(0.27)	(0.27)
Distributions from net realized capital gains	(0.10)	0.00	0.00	0.00	(0.14)

Total distributions	(0.35)	(0.26)	(0.17)	(0.27)	(0.41)

Net Asset Value, End of Period	$13.69	$11.94	$10.79	$11.10	$10.06

Total Return (%) (b)	17.98	13.24	(1.37)	13.17	26.53

Ratios/Supplemental Data
Gross ratio of expenses to average net assets (%) (c)	0.31	0.31	0.31	0.31	0.32
Net ratio of expenses to average net assets (%) (c) (d)	0.31	0.31	0.31	0.31	0.32
Ratio of net investment income to average net assets (%) (e)	1.71	1.81	1.74	1.64	3.11
Portfolio turnover rate (%)	15	11	41	14	32
Net assets, end of period (in millions)	$5,420.8	$4,800.4	$4,461.4	$4,219.7	$3,030.5

(a)	Per share amounts based on average shares outstanding during the period.
(b)	Total return does not reflect any insurance, sales, separate account or administrative charges of variable annuity or life insurance contracts or any additional expenses that contract owners may bear under their variable contracts. If these charges were included, the returns would be lower.
(c)	The ratio of operating expenses to average net assets does not include expenses of the Underlying Portfolios in which the Portfolio invests.
(d)	Net ratio of expenses to average net assets includes the effect of the expense limitation agreement as detailed in Note 5 of the Notes to Financial Statements.
(e)	Recognition of net investment income by the Asset Allocation Portfolio is affected by the timing of the declaration of dividends by the Underlying Portfolios in which it invests.

See accompanying notes to financial statements.

MSF-9

Metropolitan Series Fund

MetLife Moderate Allocation Portfolio

Notes to Financial Statements—December 31, 2013

1. Organization

Metropolitan Series Fund (the “Trust”) is organized as a Delaware statutory trust and registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. The Trust is currently comprised of thirty series, each of which operates as a distinct investment vehicle of the Trust. The portfolio included in this report is MetLife Moderate Allocation Portfolio (the “Asset Allocation Portfolio”), which is diversified. The Asset Allocation Portfolio operates under a “fund of funds” structure, investing substantially all of its assets in other Portfolios advised by MetLife Advisers, LLC (“MetLife Advisers”), an affiliate of MetLife, Inc., or its affiliates (each, an “Underlying Portfolio,” and, collectively, the “Underlying Portfolios”).

Shares in the Asset Allocation Portfolio are not offered directly to the general public and are currently available only to separate accounts established by Metropolitan Life Insurance Company (“MetLife”) and other affiliated life insurance companies.

The Asset Allocation Portfolio has registered and offers two classes of shares: Class A and B shares. Shares of each Class of the Asset Allocation Portfolio represent an equal pro rata interest in the Asset Allocation Portfolio and generally give the shareholder the same voting, dividend, liquidation, and other rights. Investment income, realized and unrealized capital gains and losses, the common expenses of the Asset Allocation Portfolio, and certain Asset Allocation Portfolio-level expense reductions, if any, are allocated on a pro rata basis to each Class based on the relative net assets of each Class to the net assets of the Asset Allocation Portfolio. Each Class of shares differs in its respective distribution plan and such distribution expenses are allocated to that Class.

2. Significant Accounting Policies

The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America (“GAAP”) requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities as of the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates. In the preparation of these financial statements, management has evaluated events and transactions subsequent to December 31, 2013 through the date the financial statements were issued.

The following is a summary of significant accounting policies consistently followed by the Asset Allocation Portfolio in the preparation of its financial statements.

Investment Valuation and Fair Value Measurements - Investments in the Underlying Portfolios are valued at their closing daily net asset value on the valuation date. Investments in the Underlying Portfolios are categorized as Level 1 within the fair value hierarchy. For information about the use of fair value pricing by the Underlying Portfolios, please refer to the prospectuses of the Underlying Portfolios.

Investment Transactions and Related Investment Income - Asset Allocation Portfolio security transactions are recorded on the trade date. Dividend income is recorded on the ex-dividend date. Realized gains and losses on investments are determined on the identified cost basis, which is the same basis used for federal income tax purposes. Capital gains distributions received from the Underlying Portfolios are recorded as net realized gain in the Statement of Operations.

Income Taxes - It is the Asset Allocation Portfolio’s policy to comply with the requirements of the Internal Revenue Code of 1986, as amended, and regulations thereunder, applicable to regulated investment companies and to distribute, with respect to each taxable year, all of its taxable income to shareholders. Therefore, no federal income tax provision is required. The Asset Allocation Portfolio files U.S. federal tax returns. No income tax returns are currently under examination. The Asset Allocation Portfolio’s federal tax returns for the prior three fiscal years remain subject to examination by the Internal Revenue Service. As of December 31, 2013, the Portfolio had no uncertain tax positions that would require financial statement recognition, or de-recognition or disclosure.

Dividends and Distributions to Shareholders - The Asset Allocation Portfolio records dividends and distributions on the ex-dividend date. Net realized gains from security transactions (if any) are generally distributed annually to shareholders. The timing and characterization of certain income and capital gains distributions are determined in accordance with federal tax regulations that may differ from GAAP. Permanent book and tax basis differences relating to shareholder distributions will result in reclassification between under/over distributed net investment income, accumulated net realized gains/losses, and paid-in surplus. Book-tax differences are primarily due to distributions from Underlying Portfolios. These adjustments have no impact on net assets or the results of operations.

3. Certain Risks

Market Risk: In the normal course of business, the Underlying Portfolios invest in securities and enter into transactions where risks exist due to fluctuations in the market (market risk) or failure of the other party to a transaction to perform (credit and counterparty risk). The value of securities held by the Underlying Portfolios may decline in response to certain events, including those directly

MSF-10

Metropolitan Series Fund

MetLife Moderate Allocation Portfolio

Notes to Financial Statements—December 31, 2013—(Continued)

involving the companies whose securities are owned by the Underlying Portfolios; conditions affecting the general economy; overall market changes; local, regional or global political, social or economic instability; currency, interest rate, and price fluctuations.

Credit and Counterparty Risk: The Underlying Portfolios may be exposed to counterparty risk, or the risk that an entity with which the Underlying Portfolios have unsettled or open transactions may default. The potential loss could exceed the value of the financial assets and liabilities recorded in the financial statements. Financial assets that potentially expose the Underlying Portfolios to credit and counterparty risk consist principally of cash due from counterparties and investments. The Underlying Portfolios manage counterparty risk by entering into agreements only with counterparties that they believe have the financial resources to honor their obligations and by monitoring the financial stability of those counterparties. The Underlying Portfolios’ investment adviser attempts to mitigate counterparty risk by (i) periodically assessing the creditworthiness of their trading partners, (ii) monitoring and/or limiting the amount of their net exposure to each individual counterparty based on the adviser’s assessment, and (iii) requiring collateral from the counterparty for certain transactions. In order to preserve certain safeguards for non-standard settlement trades, the Underlying Portfolios restrict their exposure to credit and counterparty losses by entering into master netting agreements with counterparties (approved brokers) with whom the Underlying Portfolios undertake a significant volume of transactions. Master Agreements govern the terms of certain transactions, and reduce the counterparty risk associated with relevant transactions by specifying credit protection mechanisms and providing standardization that improves legal certainty. Master Agreements can also help limit counterparty risk by specifying collateral posting arrangements at pre-arranged exposure levels.

Additional risks associated with each type of investment are described within the respective security type notes. The Asset Allocation Portfolio’s prospectus includes a discussion of the principal risks of investing in the Asset Allocation Portfolio and Underlying Portfolios in which it invests.

4. Investment Transactions

Aggregate cost of purchases and proceeds of sales of shares of the Underlying Portfolios by the Asset Allocation Portfolio, for the year ended December 31, 2013 were as follows:

Purchases		Sales
U.S. Government	Non U.S. Government	U.S. Government	Non U.S. Government
$0	$814,582,346	$0	$866,333,487

5. Investment Management Fees and Other Transactions with Affiliates

Investment Management Agreement - MetLife Advisers is the investment adviser to the Asset Allocation Portfolio. The Trust has entered into an investment management agreement with MetLife Advisers with respect to the Asset Allocation Portfolio. For providing investment management services to the Asset Allocation Portfolio, MetLife Advisers receives monthly compensation at the following annual rates:

Management Fees earned by MetLife Advisers for the year ended December 31, 2013	% per annum	Average Daily Net Assets
$3,083,139	0.100%	Of the first $500 million
	0.075%	Of the next $500 million
	0.050%	On amounts in excess of $1 billion

In addition to the above management fee paid to MetLife Advisers, the Asset Allocation Portfolio indirectly pays MetLife Advisers an investment advisory fee through its investments in the Underlying Portfolios.

Certain officers and trustees of the Trust may also be officers of MetLife Advisers; however, such officers and trustees receive no compensation from the Trust.

Expense Limitation Agreement - Pursuant to an expense agreement relating to each class of the Asset Allocation Portfolio, MetLife Advisers has contractually agreed, from April 29, 2013 to April 27, 2014, to waive a portion of its advisory fees or pay a portion of the other operating expenses (not including acquired fund fees and expenses, brokerage costs, interest, taxes, or extraordinary expenses) to the extent total operating expenses exceed stated annual expense limits (based on the Asset Allocation Portfolio’s then-current fiscal year). For the Asset Allocation Portfolio, this subsidy, and identical subsidies in effect in earlier periods, are subject to the obligation of each class of the Asset Allocation Portfolio to repay MetLife Advisers in future years, if any, when a class’ expenses fall below the stated expense limit pertaining to that class that was in effect at the time of the subsidy in question. Such deferred expenses may be charged to a class in a subsequent year to the extent that the charge does not cause the total expenses in such subsequent year to exceed the class’ stated expense limit that was in effect at the time of the subsidy in question; provided, however, that no class of

MSF-11

Metropolitan Series Fund

MetLife Moderate Allocation Portfolio

Notes to Financial Statements—December 31, 2013—(Continued)

the Asset Allocation Portfolio is obligated to repay any expense paid by MetLife Advisers more than five years after the end of the fiscal year in which such expense was incurred. The expense limits (annual rates as a percentage of each class of the Asset Allocation Portfolio’s net average daily net assets) in effect from April 29, 2013 to April 27, 2014 are 0.10% and 0.35% for Class A and B, respectively. As of December 31, 2013, there were no expenses deferred in prior periods subject to repayment.

Transfer Agency Agreement - MetLife serves as the transfer agent for the Trust. MetLife receives no fees for its services to the Trust under the transfer agency agreement.

Distribution and Service Fees - The Trust has a distribution agreement with MetLife Investors Distribution Company (“MIDC” or the “Distributor”) in which MIDC serves as the distributor for the Asset Allocation Portfolio’s Class A and B Shares. MIDC is a wholly-owned subsidiary of MetLife Investors Group, Inc., an affiliate of the Adviser. The Trust has also adopted a Distribution and Service Plan under Rule 12b-1 of the 1940 Act for the Asset Allocation Portfolio’s Class B shares. Under the Distribution and Services Plan, the Class B shares of the Asset Allocation Portfolio pay a fee to compensate the Insurance Companies (or their affiliates) and other broker-dealers and financial intermediaries involved in the offer and sale of Asset Allocation Portfolio shares for promoting or selling and servicing the Class B shares of the Asset Allocation Portfolio. The fees under the Distribution and Services Plan for each class of the Asset Allocation Portfolio’s shares are calculated as a percentage of the Asset Allocation Portfolio’s average daily net assets that are attributable to that Class. Currently, the fee is 0.25% per year for Class B shares. Amount incurred by the Asset Allocation Portfolio for the year ended December 31, 2013 is shown as Distribution and service fees in the Statement of Operations.

Deferred Trustee Compensation - Each Trustee who is not currently an active employee of MetLife or its affiliates receives compensation from the Trust for his or her service to the Trust. A deferred compensation plan (the “Plan”) is available to the Trustees on a voluntary basis. Deferred amounts remain in the Trust until distributed in accordance with the provisions of the Plan. The value of a participating Trustee’s deferral account is based on theoretical investments of deferred amounts, on the normal payment dates in certain portfolios of the Trust or Met Investors Series Trust, an affiliate of the Trust, as designated by the participating Trustee. Changes in the value of participants’ deferral accounts are reflected as Trustees’ fees and expenses in the Statement of Operations. The portion of the accrued obligations allocated to the Asset Allocation Portfolio under the Plan is reflected as Deferred trustees’ fees in the Statement of Assets and Liabilities.

6. Transactions in Securities of Underlying Portfolios

The Portfolio does not invest in the Underlying Portfolios for the purpose of exercising control; however, investments by the Portfolio within its principal investment strategies may represent a significant portion of the Underlying Portfolios net assets. Transactions in the Underlying Portfolios for the year ended December 31, 2013 were as follows:

Underlying Portfolio	Number of shares held at December 31, 2012	Shares purchased	Shares sold	Number of shares held at December 31, 2013
Baillie Gifford International Stock	16,618,294	317,314	(178,013)	16,757,595
BlackRock Bond Income	3,496,586	444,702	(660,237)	3,281,051
BlackRock Capital Appreciation	3,560,218	656,682	(220,925)	3,995,975
BlackRock High Yield	5,712,500	396,866	(2,277,883)	3,831,483
BlackRock Large Cap Value	20,712,416	1,534,189	(2,298,367)	19,948,238
Clarion Global Real Estate	8,934,584	889,790	(256,868)	9,567,506
ClearBridge Aggressive Growth	10,912,136	2,412,197	(1,803,097)	11,521,236
ClearBridge Aggressive Growth II (formerly Janus Forty)	1,302,096	344,079	(1,646,175)	—
Goldman Sachs Mid Cap Value	3,648,557	181,282	(461,469)	3,368,370
Harris Oakmark International	10,237,841	296,290	(1,283,092)	9,251,039
Invesco Comstock	18,770,093	254,163	(1,665,167)	17,359,089
Invesco Small Cap Growth	9,846,142	576,686	(2,985,114)	7,437,714
Jennison Growth	12,942,274	2,148,088	(981,491)	14,108,871
JPMorgan Core Bond	—	23,892,401	—	23,892,401
JPMorgan Small Cap Value	—	3,081,313	(82,538)	2,998,775
Loomis Sayles Small Cap Growth	4,543,325	—	(910,928)	3,632,397
Lord Abbett Bond Debenture	3,794,653	217,404	(1,087,694)	2,924,363
Met/Artisan Mid Cap Value	257,563	2,531	(37,941)	222,153
Met/Dimensional International Small Company	3,708,215	193,238	(344,057)	3,557,396
Met/Eaton Vance Floating Rate	9,440,512	950,053	(22,967)	10,367,598
Met/Franklin Low Duration Total Return	14,878,966	1,496,907	(34,198)	16,341,675
Met/Templeton International Bond	12,891,592	1,162,546	(30,029)	14,024,109
MFS Emerging Markets Equity	4,669,149	4,545,782	(14,523)	9,200,408
MFS Research International	14,884,215	336,962	(4,166,650)	11,054,527
MFS Value	18,431,074	981,727	(2,384,740)	17,028,061

MSF-12

Metropolitan Series Fund

MetLife Moderate Allocation Portfolio

Notes to Financial Statements—December 31, 2013—(Continued)

Underlying Portfolio	Number of shares held at December 31, 2012	Shares purchased	Shares sold	Number of shares held at December 31, 2013
Neuberger Berman Genesis	7,720,802	49,158	(2,741,779)	5,028,181
PIMCO Inflation Protected Bond	12,674,671	3,401,106	(29,376)	16,046,401
PIMCO Total Return	43,144,204	3,614,465	(5,663,568)	41,095,101
Pioneer Fund	3,500,927	1,152	(3,502,079)	—
T. Rowe Price Large Cap Growth	8,549,302	1,263,767	(718,245)	9,094,824
T. Rowe Price Large Cap Value	8,363,548	149,903	(674,360)	7,839,091
T. Rowe Price Mid Cap Growth	5,369,143	322,310	(773,033)	4,918,420
T. Rowe Price Small Cap Growth	—	1,387,938	(104,400)	1,283,538
Third Avenue Small Cap Value	9,615,593	102,603	(2,537,413)	7,180,783
Van Eck Global Natural Resources	7,771,341	275,522	(37,087)	8,009,776
Western Asset Management Strategic Bond Opportunities	3,625,244	225,679	(1,017,611)	2,833,312
Western Asset Management U.S. Government	20,184,552	2,486,968	(46,666)	22,624,854
WMC Core Equity Opportunities (formerly Davis Venture Value)	7,687,496	247,325	(910,852)	7,023,969

Underlying Portfolio	Net Realized Gain/(Loss) on sales of Underlying Portfolios	Capital Gain Distributions from Underlying Portfolios	Dividend Income from Underlying Portfolios	Ending Value as of December 31, 2013
Baillie Gifford International Stock	$112,645	$—	$2,600,919	$176,625,049
BlackRock Bond Income	8,286,667	7,808,328	12,810,449	352,155,204
BlackRock Capital Appreciation	848,424	—	925,481	151,247,656
BlackRock High Yield	3,807,997	842,802	2,146,565	33,985,251
BlackRock Large Cap Value	6,514,347	12,152,605	3,143,260	239,777,820
Clarion Global Real Estate	726,798	—	7,338,680	106,582,015
ClearBridge Aggressive Growth	5,191,260	—	484,239	154,960,620
ClearBridge Aggressive Growth II (formerly Janus Forty)	32,327,325	—	1,071,005	—
Goldman Sachs Mid Cap Value	960,783	2,016,453	626,641	59,822,247
Harris Oakmark International	12,184,003	—	4,573,720	176,972,368
Invesco Comstock	4,152,464	—	3,011,832	253,095,515
Invesco Small Cap Growth	15,370,569	8,411,918	618,990	152,696,268
Jennison Growth	5,280,109	1,739,926	708,859	223,202,335
JPMorgan Core Bond	—	933,088	1,166,360	242,985,721
JPMorgan Small Cap Value	212,187	—	365,931	59,765,584
Loomis Sayles Small Cap Growth	2,748,826	—	—	60,116,167
Lord Abbett Bond Debenture	2,337,549	—	2,540,588	39,625,121
Met/Artisan Mid Cap Value	4,050,697	—	554,190	59,670,283
Met/Dimensional International Small Company	1,199,646	1,530,823	1,103,362	59,870,966
Met/Eaton Vance Floating Rate	19,643	472,955	4,180,925	110,207,567
Met/Franklin Low Duration Total Return	5,834	—	2,734,342	164,560,671
Met/Templeton International Bond	65,693	682,730	3,400,770	164,362,559
MFS Emerging Markets Equity	18,135	—	1,155,624	95,408,227
MFS Research International	7,742,510	—	3,493,502	132,764,871
MFS Value	16,520,580	8,989,765	5,294,367	302,248,089
Neuberger Berman Genesis	12,038,250	—	685,258	91,211,201
PIMCO Inflation Protected Bond	40,687	8,074,392	3,393,030	159,661,694
PIMCO Total Return	11,680,797	9,124,048	20,784,658	487,798,851
Pioneer Fund	9,596,627	—	17,671	—
T. Rowe Price Large Cap Growth	7,040,537	—	510,634	222,914,146
T. Rowe Price Large Cap Value	3,575,745	—	3,963,435	252,026,792
T. Rowe Price Mid Cap Growth	3,809,780	2,889,333	233,849	60,447,383
T. Rowe Price Small Cap Growth	272,443	1,425,014	92,230	30,509,694
Third Avenue Small Cap Value	4,281,443	—	1,718,592	151,083,685
Van Eck Global Natural Resources	146,370	—	917,729	113,818,920
Western Asset Management Strategic Bond Opportunities	1,968,325	—	1,823,300	38,108,047
Western Asset Management U.S. Government	29,025	—	5,318,616	271,724,494
WMC Core Equity Opportunities (formerly Davis Venture Value)	1,688,794	4,699,399	3,934,726	301,819,938

	$186,853,514	$71,793,579	$109,444,329	$5,753,833,019

MSF-13

Metropolitan Series Fund

MetLife Moderate Allocation Portfolio

Notes to Financial Statements—December 31, 2013—(Continued)

7. Contractual Obligations

Under the Trust’s organizational documents, its officers and Trustees may be indemnified against certain liabilities and expenses arising out of the performance of their duties to the Trust. Additionally, the Trust has a variety of indemnification obligations under contracts with its service providers. The Trust’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Trust that have not yet occurred.

8. Income Tax Information

The tax character of distributions paid for the years ended December 31, 2013 and 2012 were as follows:

Ordinary Income		Long-Term Capital Gain		Total
2013	2012	2013	2012	2013	2012
$105,455,758	$115,466,093	$42,738,328	$—	$148,194,086	$115,466,093

As of December 31, 2013, the components of distributable earnings (accumulated losses) on a federal income tax basis were as follows:

Undistributed Ordinary Income	Undistributed Long-Term Capital Gain	Net Unrealized Appreciation	Loss Carryforwards	Total
$122,832,371	$216,107,913	$918,983,472	$—	$1,257,923,756

The Asset Allocation Portfolio utilizes the provisions of the federal income tax laws that provide for the carryforward of capital losses for prior years, offsetting such losses against any future realized capital gains. Under the Regulated Investment Company Modernization Act of 2010 (the “Act”), net capital losses recognized after December 22, 2010 may be carried forward indefinitely and their character is retained as short-term and/or long-term losses. Previously, net capital losses were carried forward for up to eight years and treated as short-term losses. As a transition rule, the Act requires that post-enactment net capital losses be used before pre-enactment net capital losses.

As of December 31, 2013, the Asset Allocation Portfolio had no post-enactment accumulated capital losses and no pre-enactment accumulated capital loss carryforwards.

9. Subsequent Events

At a meeting held on November 20, 2013, the Board, subject to shareholder approval, approved an Agreement and Plan of Reorganization providing for the acquisition of all the assets and assumption of all liabilities of MetLife Balanced Strategy Portfolio (“Balanced Strategy Portfolio”), a series of Met Investors Series Trust, by the Portfolio in exchange for shares of the Portfolio. On February 21, 2014, the shareholders of Balanced Strategy Portfolio approved the proposed Agreement and Plan of Reorganization. It is anticipated that the reorganization will close on or about April 28, 2014 and the Portfolio would be renamed MetLife Asset Allocation 60 Portfolio.

MSF-14

Metropolitan Series Fund

MetLife Moderate Allocation Portfolio

Report of Independent Registered Public Accounting Firm

To the Shareholders of MetLife Moderate Allocation Portfolio and the Board of Trustees of Metropolitan Series Fund:

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of MetLife Moderate Allocation Portfolio, one of the portfolios constituting Metropolitan Series Fund, (the “Trust”) as of December 31, 2013, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Trust’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Trust is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Trust’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2013, by correspondence with the transfer agent. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of MetLife Moderate Allocation Portfolio of Metropolitan Series Fund, as of December 31, 2013, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

Deloitte & Touche LLP

Boston, Massachusetts

February 27, 2014

MSF-15

Metropolitan Series Fund

Trustees and Officers of Metropolitan Series Fund

The Trustees and executive officers of the Trust, their ages and their principal occupations during the past five years are set forth below. Unless otherwise indicated, the business address of each is One Financial Center, Boston, MA 02111. Each Trustee who is deemed an “interested person,” as such term is defined in the 1940 Act, is indicated by an asterisk. Those Trustees who are not “interested persons” as defined in the 1940 Act are referred to as “Independent Trustees.” Additional information about the Trustees is available in the Statement of Additional Information, which is available without charge, upon request, by calling (800) 848-3854.

Trustees of the Trust

Name and Age	Position(s) Held with Registrant	Term of Office and Length of Time Served	Principal Occupation(s) During the Past 5 Years(1)	Number of Portfolios in Fund Complex(2) overseen	Other Directorships Held by Trustee During the Past 5 Years(1)
Interested Trustee
Elizabeth M. Forget* (47)	Trustee, Chairman of the Board, President and Chief Executive Officer	Indefinite; From May 2006 (President and Chief Executive Officer)/ August 2006 (Trustee and Chairman of the Board) to present	Senior Vice President, MetLife Inc.; President, MetLife Advisers, LLC and a predecessor company.	79	Trustee, Met Investors Series Trust (the “MIST Trust”);** various MetLife-affiliated boards.

Independent Trustees
Stephen M. Alderman (54)	Trustee	Indefinite; From April 2012 to present	Shareholder in the law firm of Garfield & Merel, Ltd.	79	Trustee, MIST Trust;** Director, International Truck Leasing Corp.

Robert J. Boulware (57)	Trustee	Indefinite; From April 2012 to present	Managing Director, Pilgrim Funds, LLC (private equity fund).	79	Trustee, MIST Trust;** Trustee, Vertical Capital Income Fund (closed-end fund); Director, Gainsco, Inc. (auto insurance).

Susan C. Gause (61)	Trustee	Indefinite; From April 2012 to present	Private Investor.	79	Trustee, MIST Trust;** Trustee, HSBC Funds.

Nancy Hawthorne (62)	Trustee	Indefinite; From May 2003 to present	Chief Executive Officer, Clerestory LLC (corporate advisor).	79	MIST Trust;** Director, THL Credit, Inc.**; Director, Avid Technology, Inc.**

Barbara A. Nugent (57)	Trustee	Indefinite; From January 2014 to present	President, True North Board Governance, LLC (consulting); until 2014, partner in the law firm of Stradley Ronon Stevens & Young, LLP.	79	Trustee, MIST Trust**; Director, Episcopal Healthcare Foundation; until 2014, member, Mutual Fund Directors Forum Advisory Board.

Keith M. Schappert (62)	Trustee	Indefinite; From August 2009 to present	Principal, Schappert Consulting LLC (asset management consulting).	79	Trustee, MIST Trust;** Director, The Commonfund for Nonprofit Organizations; until 2011, Director, Trilogy Global Advisors; Director, Mirae Asset Discovery Funds,** Director, Calamos Investments.

Linda B. Strumpf (66)	Trustee	Indefinite; From May 2000 to present	Chair of the Investment Committee, Leona M. and Harry B. Helmsley Charitable Trust; until 2011, Chief Investment Officer, Leona M. and Harry B. Helmsley Charitable Trust.	79	Since 2012, Trustee, MIST Trust,** Trustee and Member of Investment Committee, The Pennsylvania State University.

Dawn M. Vroegop (47)	Trustee	Indefinite; From May 2009 to present	Private Investor.	79	Trustee, MIST Trust,** Trustee, Driehaus Mutual Funds; Director and Investment Committee Chair, City College of San Francisco Foundation.

MSF-16

Metropolitan Series Fund

Trustees and Officers of Metropolitan Series Fund—(Continued)

Executive Officers of the Trust

Name and Age	Position(s) Held with Registrant	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years(1)
Elizabeth M. Forget (47)	President, Chief Executive Officer, Trustee and Chairman of the Board	From May 2006 (President and Chief Executive Officer)/ August 2006 (Trustee and Chairman of the Board) to present	See principal occupation information in the table above.

Jeffrey L. Bernier (42)	Vice President	From February 2008 to present	Vice President, MetLife, Inc.; Senior Vice President, MetLife Advisers, LLC and a predecessor company.

Peter H. Duffy (58)	Chief Financial Officer and Treasurer	From November 2000 to present	Senior Vice President, MetLife Advisers, LLC; Vice President, MetLife, Inc.

Andrew L. Gangolf (59)	Secretary	From May 2011 to present	Senior Vice President, MetLife Advisers, LLC; Senior Vice President & Assistant General Counsel, AllianceBerstein Investments, Inc.

Jeffrey P. Halperin (46)	Chief Compliance Officer	From November 2005 to present	Vice President, MetLife, Inc.; Chief Compliance Officer, MIST; Chief Compliance Officer, MSF Trust; Chief Compliance Officer, MetLife Advisers, LLC and a predecessor company; Chief Compliance Officer, MetLife Investment Management, LLC (formerly MetLife Investment Advisors Company, LLC).

Alan C. Leland, Jr. (61)	Vice President	From February 2005 to present	Treasurer and Chief Financial Officer, MetLife Advisers, LLC; Vice President, MetLife Group Inc.; Vice President, MetLife, Inc.

*	Ms. Forget is an “interested person” of the Trust because of her positions with MetLife Advisers, LLC and her ownership of securities issued by MetLife, Inc., the ultimate parent company of MetLife Advisers, LLC.
**	Indicates a directorship with a registered investment company or a company subject to the reporting requirements of the Securities Exchange Act of 1934, as amended.
(1)	Previous positions during the past five years with the Trust, MetLife, Inc. or the Adviser are omitted if not materially different.
(2)	The Fund Complex includes 49 Portfolios of the MIST Trust and 30 Portfolios of the Trust.

MSF-17

Metropolitan Series Fund

MetLife Moderate Allocation Portfolio

Board of Trustees’ Consideration of Advisory Agreement

At an in-person meeting of the Boards of Trustees (the “Board”) of Met Investors Series Trust and Metropolitan Series Fund (“MIST” and “MSF,” respectively, and collectively, the “Trusts”) held on November 19-20, 2013, the Board, including a majority of the Trustees who are not considered to be “interested persons” of the Trusts (the “Independent Trustees”) under the Investment Company Act of 1940, as amended (the “1940 Act”), approved for an annual period the continuation of each Trust’s advisory agreement (the “Advisory Agreement”) with MetLife Advisers, LLC (the “Adviser”) and the applicable sub-advisory agreements (each a “Sub-Advisory Agreement,” and collectively with the Advisory Agreement, the “Agreements”) between the Adviser and the investment sub-advisers (each a “Sub-Adviser,” and collectively, the “Sub-Advisers”) for each of the series of the Trusts, including the MetLife Moderate Allocation Portfolio (each a “Portfolio,” and collectively, the “Portfolios”).1 As the Adviser has the day-to-day responsibility for managing the MetLife Moderate Allocation Portfolio’s investments, the Board only approved an Advisory Agreement with respect to the MetLife Moderate Allocation Portfolio.

In considering the Agreement, the Board reviewed a variety of materials provided by the Adviser relating to the Portfolios, including comparative performance, fee and expense information for an appropriate peer group of similar mutual funds, performance information for relevant benchmark indices and other information regarding the nature, extent and quality of services provided by the Adviser under the Agreement. The Board also took into account its experience with the Adviser and information provided to the Board in its meetings throughout the year with respect to the services provided by the Adviser, including quarterly performance reports prepared by management containing reviews of investment results. The Independent Trustees also assessed reports provided by the Board’s independent consultant, who reviewed and provided analyses regarding investment performance, fees and expenses, and other information provided by, or at the direction of, the Adviser, as more fully discussed below.

The Independent Trustees were separately advised by independent legal counsel throughout the process, and met with independent legal counsel in periodic executive sessions. Prior to voting to continue the Agreements at the November meeting, the Independent Trustees also received a memorandum from their independent counsel discussing the legal standards for their consideration of the proposed continuation of the Agreements. The Board also met in person with personnel of the Adviser on September 17, 2013 for the specific purpose of giving preliminary consideration to the proposed continuation of the Agreements and to request additional information they considered reasonably necessary to their deliberations. The Independent Trustees also discussed the proposed continuation of the Agreements in private sessions with their independent legal counsel at which no representatives of management were present.

In considering whether to approve the renewal of the Advisory Agreement with the Adviser with respect to a Portfolio, the Board reviewed and analyzed the factors it deemed relevant, including: (1) the nature, extent and quality of the services to be provided to the Portfolio by the Adviser; (2) the performance of the Portfolio as compared to a peer group and an appropriate index; (3) the Adviser’s personnel and operations; (4) the financial condition of the Adviser; (5) the level and method of computing each Portfolio’s advisory fees; (6) the profitability of the Adviser under the Advisory Agreement; (7) any “fall-out” benefits to the Adviser and its affiliates (i.e., ancillary benefits realized by the Adviser or its affiliates from the Adviser’s relationship with the Trusts); (8) the anticipated effect of growth in size on Portfolio expenses; and (9) possible conflicts of interest.

Nature, extent and quality of services. The Board evaluated the nature, extent and quality of the services that the Adviser has provided to the Portfolios. The Board considered the Adviser’s services as investment manager to the Portfolios. The Adviser’s services in coordinating and overseeing the activities of the Trusts’ service providers were also considered. The Board also evaluated the expertise and performance of the personnel of the Adviser who performed services for the Portfolios throughout the year.

The Board considered information received from the Trust’s Chief Compliance Officer (“CCO”) regarding the Portfolios’ compliance policies and procedures established pursuant to Rule 38a-l under the 1940 Act.

The Board considered the provision of investment advisory services by the Adviser to the Asset Allocation Portfolios (i.e., MetLife Aggressive Strategy Portfolio, MetLife Balanced Strategy Portfolio, MetLife Conservative Allocation Portfolio, MetLife Conservative to Moderate Allocation Portfolio, MetLife Defensive Strategy Portfolio, MetLife Growth Strategy Portfolio, MetLife Moderate Allocation Portfolio, MetLife Moderate to Aggressive Allocation Portfolio and MetLife Moderate Strategy Portfolio), the American Funds of Funds (i.e., American Funds Balanced Allocation Portfolio, American Funds Growth Allocation Portfolio and American Funds Moderate Allocation Portfolio), the MetLife Balanced Plus Portfolio and the MetLife Multi-Index Targeted Risk Portfolio. With respect to the Asset Allocation Portfolios, the Board noted that the Adviser has hired, at its own cost, an independent consultant to provide research and consulting services with respect to the periodic asset allocation targets for each of the Asset Allocation Portfolios and to investments in other Portfolios of the Trusts (the “Underlying Portfolios”), which may assist the Adviser with the selection of

1 The Pyramis Managed Risk Portfolio recently commenced operations and, therefore, the Agreement with respect to this Portfolio was not up for renewal.

MSF-18

Metropolitan Series Fund

MetLife Moderate Allocation Portfolio

Board of Trustees’ Consideration of Advisory Agreement—(Continued)

Underlying Portfolios for inclusion in each Asset Allocation Portfolio. Additionally, the Board considered that an Investment Committee, consisting of investment professionals from across MetLife, meets at least quarterly to review the asset allocations and discuss the performance of the Asset Allocation Portfolios and the American Funds of Funds.

Performance. The Board considered the performance of the Portfolios as described in the quarterly reports prepared by management, and as also analyzed in reports prepared by the Independent Trustees’ independent consultant. The Board noted that the Adviser reviews with the Board on a quarterly basis detailed information about the Portfolios’ performance results, portfolio composition and investment strategies. The Board also reviewed and considered a separate report prepared by Lipper Inc. (“Lipper”), an independent third party, which provided a statistical analysis comparing the Portfolios’ investment performance, expenses, and fees to comparable funds underlying variable insurance products (the “Performance Universe”). In addition, the Independent Trustees met separately with a representative of Bobroff Consulting, Inc., an independent consultant (“Bobroff), at a special board meeting in September 2013, to review the separate reports prepared by such consultant (“Bobroff Report”), which analyzed the report prepared by Lipper. The Board also considered each Portfolio’s more recent performance subsequent to the performance period covered by the Lipper reports, and management’s discussion of the same, including the effect of current market conditions on each Portfolio’s more recent performance.

The Board reviewed the Portfolios’ performance records and the Adviser’s management styles and long-term performance records with the Portfolios and comparable funds. The Board focused particular attention on Portfolios with less favorable performance records. The Board noted that the Adviser has been active in monitoring and responding to any performance issues with respect to the Portfolios. The Board also took into account its discussions with management regarding factors that contributed to the performance of the Portfolios.

Among other data relating specifically to the MetLife Moderate Allocation Portfolio’s performance, the Board considered that the Portfolio outperformed the median of its Performance Universe and its Lipper Index for the one-, three- and five-year periods ended June 30, 2013. The Board further considered that the Portfolio outperformed the Moderate AA Broad Index for the one- and five-year periods ended October 31, 2013 and slightly underperformed its benchmark for the three-year period ended October 31, 2013.

Fees and Expenses. The Board gave consideration to the advisory fees payable under the Advisory Agreement. In this regard, the Board reviewed the advisory fees payable on a Portfolio-by-Portfolio basis based on information provided by the Adviser. The Independent Trustees, with the assistance of Bobroff, also examined the fees paid by a Portfolio in light of fees paid to other investment managers by comparable funds, as well as considered the fees charged by the Adviser to manage other comparable funds, as applicable. The Lipper report included comparisons of the Adviser’s fee schedule with that of its peers based on an asset-based analysis of relative fee structures according to the size of the Portfolio. In addition, the Board considered the Portfolios’ advisory fees and total expenses as compared to similarly situated investment companies underlying variable insurance products deemed to be comparable to the Portfolios as determined by Lipper. The Board considered a Portfolio’s ranking within a smaller group of peer funds chosen by Lipper (the “Expense Group”), as well as the Portfolio’s ranking within broader groups of funds (the “Expense Universe”). In comparing a Portfolio’s actual and contractual management fee to that of comparable funds, the Board noted that such fee includes both advisory and administrative fees. The Board also considered that the Adviser had entered into expense limitation agreements with certain of the Portfolios, pursuant to which the Adviser has agreed to waive a portion of its advisory fee and/or reimburse certain expenses as a means of limiting a Portfolio’s total annual operating expenses.

With respect to the MetLife Moderate Allocation Portfolio, the Board considered that the Portfolio’s actual management fees and total expenses (exclusive of 12b-1 fees) were below the Expense Group median and Expense Universe median. The Board also considered that the Portfolio’s contractual management fees were below the asset-weighted average of the Expense Group at the Portfolio’s current size.

Profitability. The Board examined the profitability of the Adviser on a Portfolio-by-Portfolio basis. With respect to the Asset Allocation Portfolios, the Board noted that the advisory fee is in addition to the fees received by the Adviser and its affiliates with regard to the Underlying Portfolios in which the Asset Allocation Portfolios may invest. In considering the profitability to the Adviser from the Asset Allocation Portfolios, the Board took into consideration the profitability to the Adviser of the funds underlying the Asset Allocation Portfolios. The Board also considered that the Distributor, MetLife Investors Distribution Company, receives Rule 12b-1 payments to support the distribution of the products.

Economies of scale. The Board also considered the effect of the Portfolios’ growth in size on their fees. The Board noted that the fee schedules for most of the Portfolios contain breakpoints that reduce the fee rate above specified asset levels. The Board noted those Portfolios that did not contain breakpoints in the advisory fee and took into account management’s discussion of the same. The Board

MSF-19

Metropolitan Series Fund

MetLife Moderate Allocation Portfolio

Board of Trustees’ Consideration of Advisory Agreement—(Continued)

noted that those Portfolios with advisory fee schedules containing breakpoints generally reflect the inclusion of breakpoints in the sub-advisory fee schedule for such Portfolios. The Board considered the effective fees under the Advisory Agreement for a Portfolio as a percentage of assets at different asset levels and possible economies of scale that may be realized if the assets of the Portfolio grow. Among other data, the Board examined the effect of a Portfolio’s growth in size on various fee schedules and reviewed the Lipper and Bobroff Reports, which compared fees among peers. The Board also generally noted that if a Portfolio’s assets increase over time, the Portfolio may realize other economies of scale if assets increase proportionally more than certain other fixed expenses. In addition, the Board noted that the Adviser had taken a number of steps to date intended to share the benefits of economies of scale with contractholders.

With respect to the MetLife Moderate Allocation Portfolio, the Board noted that the Portfolio’s advisory fee contains breakpoints that reduce the advisory fee rate on assets above certain specified asset levels. The Board considered the fact that the Portfolio’s fee levels decline as portfolio assets increase.

Other factors. As part of its evaluation of the Adviser’s compensation, the Board considered other benefits that may be realized by the Adviser and its affiliates from their relationship with the Trusts. Among them, the Board recognized that an affiliate of the Adviser, MetLife Investors Distribution Company, serves as the Distributor for the Trusts, and, as such, receives payments pursuant to Rule 12b-1 from the Portfolios to compensate it for providing shareholder services and selling activities, which could lead to growth in the Trusts’ assets and corresponding benefits from such growth, including economies of scale. The Board also considered that affiliates of the Adviser may benefit from certain indirect tax benefits relating to dividend received deductions and foreign tax credits. In conjunction with these considerations, the Board noted the costs of providing investment management and other services to the Portfolios and the ongoing commitment of the Adviser to the Portfolios.

The Board considered possible conflicts of interest in the form of material benefits or detriments to the Trusts resulting from the nature of the Trusts’ and the Adviser’s affiliations and the services that are provided to the Trusts, and the manner in which such conflicts were mitigated.

Conclusions. After full consideration of the factors discussed above, the Board, including a majority of the Independent Trustees, approved the Advisory Agreement and the Sub-Advisory Agreement, as applicable, with respect to each Portfolio, unless otherwise noted. In making its approvals, the Board concluded that the nature, extent and quality of services provided by the Adviser supported the renewal of the Agreements. The Board also concluded that the investment performance of each Fund was such that each Agreement should continue. In addition, the Board concluded that fees paid by a Portfolio to the Adviser appeared to be acceptable in light of nature, extent and quality of the services provided by the Adviser. Further, the Board concluded that the Adviser’s profitability in providing services under the Advisory Agreements did not appear unreasonably high in light of the nature, extent and quality of the services provided by the Adviser. Finally, the Board concluded that the Advisory fees in some measure share economies of scale with contractholders. In approving the renewal of each of the Agreements, the Board, including the Independent Trustees, did not identify any single factor as controlling, and generally attributed different weights to various factors for the various Portfolios. The Board evaluated all information available to them on a Portfolio-by-Portfolio basis, and their decisions were made separately with respect to each Portfolio.

MSF-20

Metropolitan Series Fund

MetLife Moderate to Aggressive Allocation Portfolio

Managed by MetLife Advisers, LLC

Portfolio Manager Commentary*

PERFORMANCE

For the one year period ended December 31, 2013, the Class A and B shares of the MetLife Moderate to Aggressive Allocation Portfolio returned 24.51% and 24.31%, respectively. The Portfolio’s benchmark, the Dow Jones Moderately Aggressive Index1, returned 20.73%.

MARKET ENVIRONMENT / CONDITIONS

Global economic expansion was in low gear through much of 2013, becoming more bifurcated in the second half of the year. Developed economies continued to strengthen whereas emerging markets faced the dual challenges of slowing growth and tighter global financial conditions. In the U.S., equity markets rallied in the first quarter but experienced a sharp decline in May and June when the Federal Reserve (the “Fed”) hinted at the possibility of reducing its unprecedented bond-buying program. This announcement subsequently sent global markets into a plunge. Domestically, Treasury yields rose while credit spreads widened. The dollar rallied and Treasury Inflation Protected Securities (“TIPS”) posted a substantial loss on reduced inflation expectations. Emerging markets sold off while their currencies tumbled against the U.S. dollar. Volatility spiked in bond and currency markets. The Fed’s accommodative language and policy stance boosted risk appetite in the third quarter and sent investors back into risk assets. Equity performance was strong both domestically and outside of the U.S. Credit spreads tightened, resulting in solid excess returns in both investment grade and high yield bond sectors. Volatility came down significantly in both equity and rate markets following the late September Federal Open Market Committee decision not to pare back the Fed’s asset-purchasing program. Economic reports that came out in the fourth quarter indicated robust domestic growth which in turn boosted investor confidence and made the looming taper even more likely. In December, reduced fiscal drag, falling unemployment and stronger economic growth prompted the Fed to announce a $10 billion reduction in the level of its asset-buying program starting in January 2014, causing stock markets to rally sharply on the news.

The vast majority of global equity markets concluded the year in record territories, supported by accommodative monetary policies around the world. The U.S. equity market outperformed the rest of the world with the S&P 500 Index up 32.4%, trailed by Japan (27.2%), Europe (25.2%), and Asia-Pacific ex-Japan (5.5%), as reported by MSCI. Within U.S. equity markets, smaller cap names generally delivered a better performance than their large cap counterparts. Growth stocks modestly outpaced value stocks over the trailing one year period, most prominently in the small cap space. In terms of sectors, Consumer Discretionary, Health Care, and Industrials proved to be the best performing sectors, while Telecom and Utility stocks trailed. Emerging market equities, however, produced a moderately negative return in 2013 after an impressive 2012. Growing signs of strength in the U.S. economy raised speculation that the Fed would start reducing its stimulus sooner than anticipated. Disappointing economic data across the developing world also reduced investors’ risk appetite as the year progressed.

Within fixed income, interest rate risk drove the majority of domestic bond sectors into negative territory, especially in longer dated securities as the yield curve steepened. High Yield Credit was the only bright spot with a positive 7.4% return for the year. Investors’ demand for additional yield provided steady support for high yield issues throughout 2013, and resulted in meaningful spread narrowing. Internationally, peripheral European debt enjoyed double digit returns for U.S. investors stemming from the combination of positive local returns and the euro strengthening against the dollar. On the other extreme, the Barclays Global Japan Index fell 16.0%, driven entirely by a large currency depreciation induced by Japan’s Prime Minister Shinzo Abe. With Japan being the largest component of the Barclays Global Aggregate ex-U.S. Index, the Index as a whole was down 3.1% for the year. Similar to the equity side, emerging market debt struggled and produced a negative return in 2013, due largely to weak emerging market currencies vis-à-vis the dollar.

PORTFOLIO REVIEW / PERIOD END POSITIONING

The MetLife Moderate to Aggressive Allocation Portfolio invested in underlying portfolios of the Met Investors Series Trust and the Metropolitan Series Fund to maintain a broad asset allocation of approximately 80% to equities and 20% to fixed income. The Portfolio delivered a strong double digit return during the twelve month period. Relative to the Dow Jones Moderately Aggressive Index, the Portfolio outperformed due to a combination of asset class exposures and favorable security selection in the underlying portfolios. From an asset class exposure perspective, a moderate overweight to high yield bonds due to the opportunistic positioning of the core bond managers contributed positively to relative performance.

Domestic equity was the big winner in 2013. Not only did our U.S. equity portfolios generate the best absolute return relative to international and fixed income underlying portfolios, they also produced the best asset class specific excess return derived from solid stock selection. Outperformance was most pronounced in the large cap space across value and growth spectrum. The ClearBridge Aggressive Growth Portfolio was the leading contributor in the domestic equity space. Both stock selection and sector allocation made positive contributions to the portfolio’s relative performance. In particular, stock selection in the Health Care and Information Technology (“IT”) sectors were most effective. Additionally, an overweight in the Health Care sector and underweights in the IT, Consumer Staples, Telecom, Financials, and Materials sectors also aided results for the period. Other domestic equity portfolios that provided a strong contribution on the positive side included T. Rowe Price Large Cap Growth Portfolio, Jennison Growth Portfolio, and Invesco Comstock Portfolio. For T. Rowe Price Large Cap Growth Portfolio, holdings in the Consumer Discretionary sector added substantially to the performance. Overweight positions in Priceline, Amazon, and Netflix all proved to be beneficial during 2013. Both the Jennison Growth Portfolio’s and Invesco Comstock Portfolio’s strong performance was driven by favorable stock selection. In contrast, several mid cap and small cap equity portfolios detracted from relative performance, however, to a lesser degree.

MSF-1

Metropolitan Series Fund

MetLife Moderate to Aggressive Allocation Portfolio

Managed by MetLife Advisers, LLC

Portfolio Manager Commentary*—(Continued)

The results from the underlying international equity portfolios were mixed. The two portfolios that provide exposure to emerging markets and real estate investment trusts (“REITs”) generally have lower correlations with the rest of the equity market and therefore add diversification benefits to the Portfolio. Unfortunately, these two asset classes had a difficult year in 2013. As a result, MFS Emerging Markets Equity Portfolio and Clarion Global Real Estate Portfolio significantly hindered the overall performance. On a relative basis, while the Harris Oakmark International Portfolio produced a sizable positive contribution, that positive effect was more than offset by the underperformance generated from several other international portfolios, especially the Clarion Global Real Estate Portfolio.

Within the fixed income portion of the Portfolio, not surprisingly, the PIMCO Inflation Protected Bond Portfolio was the largest performance detractor given that TIPS was the worst performing fixed income segment during the year. That negative contribution was more than offset by positive contributions from several other underlying bond portfolios, including the Met/Templeton International Bond Portfolio. While the PIMCO Inflation Protected Bond Portfolio was largely an asset class story, the portfolios on the positive side were a successful security selection story in the sense that they generated a positive excess return relative to their respective asset class indices. The Met/Templeton International Bond Portfolio generated a large outperformance against its benchmark, driven primarily by the portfolio’s currency positioning. More specifically, a sizable underweight in Japanese yen proved to be the right decision as the yen tumbled against the dollar.

Investment Committee

MetLife Advisers, LLC

* This commentary may include statements that constitute “forward-looking statements” under the U.S. securities laws. Forward-looking statements include, among other things, projections, estimates, and information about possible or future results related to the Portfolio, market or regulatory developments. The views expressed above are not guarantees of future performance or economic results and involve certain risks, uncertainties and assumptions that could cause actual outcomes and results to differ materially from the views expressed herein. The views expressed above are subject to change at any time based upon economic, market, or other conditions and the advisory firm undertakes no obligation to update the views expressed herein. Any discussions of specific securities should not be considered a recommendation to buy or sell those securities. The views expressed above (including any forward-looking statement) may not be relied upon as investment advice or as an indication of the Portfolio’s trading intent. Information about the Portfolio’s holdings, asset allocation or country diversification is historical and is not an indication of future Portfolio composition, which may vary. Direct investment in any index is not possible. The performance of any index mentioned in this commentary has not been adjusted for ongoing management, distribution and operating expenses, and sales charges applicable to mutual fund investments. In addition, the returns do not reflect additional fees charged by separate accounts or variable insurance contracts that an investor in the Portfolio may pay. If these additional fees were reflected, performance would have been lower.

MSF-2

Metropolitan Series Fund

MetLife Moderate to Aggressive Allocation Portfolio

A $10,000 INVESTMENT COMPARED TO THE DOW JONES MODERATELY AGGRESSIVE INDEX

AVERAGE ANNUAL RETURNS (%) (FOR THE YEAR ENDED DECEMBER 31, 2013)

	1 Year	5 Year	Since Inception[2]
MetLife Moderate to Aggressive Allocation Portfolio
Class A	24.51	15.64	6.88
Class B	24.31	15.37	6.62
Dow Jones Moderately Aggressive Index	20.73	15.46	8.02

1 The Dow Jones Moderately Aggressive Index is a total returns index designed to provide asset allocation strategists with a target risk benchmark. Each month, the Index adjusts its weighting of stocks, bonds, and cash indices (both domestic and foreign) from Barclays and Dow Jones such that the risk combination will have 80% of the risk of an all equity portfolio.

2 Inception date of the Class A and Class B shares is 5/2/05. Index since inception return is based on the Portfolio’s inception date.

Portfolio performance is calculated including reinvestment of all income and capital gain distributions. Performance numbers are net of all Portfolio expenses but do not include any insurance, sales, separate account or administrative charges of variable annuity or life insurance contracts or any additional expenses that participants may bear relating to the operations of their plans. If these charges were included, the returns would be lower. The performance of any index referenced above has not been adjusted for ongoing management, distribution and operating expenses, and sales charges applicable to mutual fund investments. Direct investment in any index is not possible. The performance of Class A shares, as set forth in the line graph above, will differ from that of other classes because of the difference in expenses paid by policyholders investing in the different share classes.

This information represents past performance and is not indicative of future results. Investment return and principal value may fluctuate so that shares, upon redemption, may be worth more or less than the original cost.

PORTFOLIO COMPOSITION AS OF DECEMBER 31, 2013

Top Holdings

% of Net Assets
MFS Value Portfolio (Class A)	6.2
Jennison Growth Portfolio (Class A)	5.9
Invesco Comstock Portfolio (Class A)	5.1
T. Rowe Price Large Cap Value Portfolio (Class A)	5.1
T. Rowe Price Large Cap Growth Portfolio (Class A)	4.9
ClearBridge Aggressive Growth Portfolio (Class A)	4.8
PIMCO Total Return Portfolio (Class A)	4.7
WMC Core Equity Opportunities Portfolio (formerly Davis Venture Value Portfolio) (Class A)	4.6
BlackRock Large Cap Value Portfolio (Class A)	4.1
Harris Oakmark International Portfolio (Class A)	4.0

MSF-3

Metropolitan Series Fund

MetLife Moderate to Aggressive Allocation Portfolio

Understanding Your Portfolio’s Expenses

Shareholder Expense Example

As a shareholder of the Portfolio, you incur ongoing costs, including management fees; distribution and service (12b-1) fees; and other Portfolio expenses. This example is intended to help you understand your ongoing costs (in dollars) (referred to as “expenses”) of investing in the Portfolio and compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period, July 1, 2013 through December 31, 2013.

Actual Expenses

The first line for each share class of the Portfolio in the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested in the particular share class of the Portfolio, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line for each share class of the Portfolio in the table below provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any fees or charges of your variable insurance product or any additional expenses that participants in certain eligible qualified plans may bear relating to the operations of their plan. Therefore, the second line for each share class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these other costs were included, your costs would have been higher.

MetLife Moderate to Aggressive Allocation Portfolio		Annualized Expense Ratio	Beginning Account Value July 1, 2013	Ending Account Value December 31, 2013	Expenses Paid During Period** July 1, 2013 to December 31, 2013
Class A(a)	Actual	0.72%	$1,000.00	$1,148.20	$3.90
	Hypothetical*	0.72%	$1,000.00	$1,021.58	$3.67

Class B(a)	Actual	0.97%	$1,000.00	$1,147.00	$5.25
	Hypothetical*	0.97%	$1,000.00	$1,020.32	$4.94

* Hypothetical assumes a rate of return of 5% per year before expenses.

** Expenses paid are equal to the Portfolio’s annualized expense ratio for the most recent six month period, as shown above, multiplied by the average account value over the period, multiplied by the number of days (184 days) in the most recent fiscal half-year, divided by 365 (to reflect the one-half year period).

(a) The annualized expense ratio reflects the expenses of both the Portfolio and the Underlying Portfolios in which it invests.

MSF-4

Metropolitan Series Fund

MetLife Moderate to Aggressive Allocation Portfolio

Schedule of Investments as of December 31, 2013

Mutual Funds—100.0% of Net Assets

Security Description	Shares	Value

Affiliated Investment Companies—100.0%
Baillie Gifford International Stock Portfolio (Class A) (a)	12,923,741	$136,216,228
BlackRock Bond Income Portfolio (Class A) (a)	898,209	96,404,740
BlackRock Capital Appreciation Portfolio (Class A) (a)	3,521,400	133,284,975
BlackRock Large Cap Value Portfolio (Class A) (a)	11,547,550	138,801,548
Clarion Global Real Estate Portfolio (Class A) (b)	8,438,371	94,003,447
ClearBridge Aggressive Growth Portfolio (Class A) (b)	12,286,084	165,247,834
Frontier Mid Cap Growth Portfolio (Class A) (a)	470,741	17,370,350
Goldman Sachs Mid Cap Value Portfolio (Class A) (b)	3,918,397	69,590,725
Harris Oakmark International Portfolio (Class A) (b)	7,167,163	137,107,835
Invesco Comstock Portfolio (Class A) (b)	11,968,179	174,496,045
Invesco Small Cap Growth Portfolio (Class A) (b)	5,994,116	123,059,194
Jennison Growth Portfolio (Class A) (a)	12,629,748	199,802,615
JPMorgan Core Bond Portfolio (Class A) (b)	6,301,186	64,083,064
JPMorgan Small Cap Value Portfolio (Class A) (b)	3,490,337	69,562,412
Loomis Sayles Small Cap Growth Portfolio (Class A) (a) (c)	4,204,826	69,589,868
Lord Abbett Bond Debenture Portfolio (Class A) (b)	3,624,559	49,112,770
Met/Artisan Mid Cap Value Portfolio (Class A) (a)	128,930	34,630,514
Met/Dimensional International Small Company Portfolio (Class A) (a)	4,142,796	69,723,253
Met/Eaton Vance Floating Rate Portfolio (Class A) (b)	3,074,938	32,686,591
Met/Templeton International Bond Portfolio (Class A) (b)	8,315,794	97,461,100
MFS Emerging Markets Equity Portfolio (Class A) (b)	9,282,284	96,257,289
MFS Research International Portfolio (Class A) (b)	8,499,056	102,073,668
MFS Value Portfolio (Class A) (a)	11,812,387	209,669,871
Morgan Stanley Mid Cap Growth Portfolio (Class A) (b)	2,157,051	35,181,510

Affiliated Investment Companies—(Continued)
Neuberger Berman Genesis Portfolio (Class A) (a)	1,925,410	34,926,944
PIMCO Inflation Protected Bond Portfolio (Class A) (b)	6,356,628	63,248,451
PIMCO Total Return Portfolio (Class A) (b)	13,516,409	160,439,777
T. Rowe Price Large Cap Growth Portfolio (Class A) (a)	6,756,272	165,596,229
T. Rowe Price Large Cap Value Portfolio (Class A) (b)	5,400,228	173,617,342
T. Rowe Price Mid Cap Growth Portfolio (Class A) (b)	2,842,587	34,935,399
T. Rowe Price Small Cap Growth Portfolio (Class A) (a)	736,803	17,513,805
Third Avenue Small Cap Value Portfolio (Class A) (b)	3,315,249	69,752,834
Van Eck Global Natural Resources Portfolio (Class A) (a)	7,037,435	100,001,944
Western Asset Management Strategic Bond Opportunities Portfolio (Class A) (a)	1,202,527	16,173,987
WMC Core Equity Opportunities Portfolio (formerly Davis Venture Value Portfolio) (Class A) (a)	3,661,122	157,318,393

Total Mutual Funds (Cost $2,576,470,418)		3,408,942,551

Total Investments—100.0% (Cost $2,576,470,418) (d)		3,408,942,551
Other assets and liabilities (net)—0.0%		(885,407)

Net Assets—100.0%		$3,408,057,144

(a)	A Portfolio of Metropolitan Series Fund. (See Note 6 of the Notes to Financial Statements for a summary of transactions in the securities of affiliated issuers.)
(b)	A Portfolio of Met Investors Series Trust. (See Note 6 of the Notes to Financial Statements for a summary of transactions in the securities of affiliated issuers.)
(c)	Non-income producing security.
(d)	As of December 31, 2013, the aggregate cost of investments for federal income tax purposes was $2,651,529,632. The aggregate unrealized appreciation and depreciation of investments were $768,590,317 and $(11,177,398), respectively, resulting in net unrealized appreciation of $757,412,919 for federal income tax purposes.

See accompanying notes to financial statements.

MSF-5

Metropolitan Series Fund

MetLife Moderate to Aggressive Allocation Portfolio

Schedule of Investments as of December 31, 2013

Fair Value Hierarchy

Accounting principles generally accepted in the United States of America (“GAAP”) define fair market value as the price that the Portfolio would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. It establishes a fair value hierarchy that prioritizes inputs to valuation methods and requires disclosure of the fair value hierarchy that segregates fair value measurements into three levels. Levels 1, 2 and 3 of the fair value hierarchy are defined as follows:

Level 1 - unadjusted quoted prices in active markets for identical investments

Level 2 - other significant observable inputs (including, but not limited to, unadjusted quoted prices for similar investments in markets that are either active or inactive; inputs other than quoted prices that are observable such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks, default rates, etc.)

Level 3 - significant unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are unavailable (including the Portfolio’s own assumptions in determining the fair value of investments)

The inputs or methodologies used for valuing investments are not necessarily an indication of the risk associated with investing in them. Changes to the inputs or methodologies used may result in transfers between levels, which will be recognized as of the beginning of the reporting period. Information on transfers between Level 1 and Level 2, if any, will be disclosed following the fair value hierarchy table below. A reconciliation of Level 3 securities, if any, will also be disclosed following the fair value hierarchy table. For more information about the Portfolio’s policy regarding the valuation of investments, please refer to the Notes to Financial Statements.

The following table summarizes the fair value hierarchy of the Portfolio’s investments as of December 31, 2013:

Description	Level 1	Level 2	Level 3	Total
Mutual Funds
Affiliated Investment Companies	$3,408,942,551	$—	$—	$3,408,942,551
Total Investments	$3,408,942,551	$—	$—	$3,408,942,551

See accompanying notes to financial statements.

MSF-6

Metropolitan Series Fund

MetLife Moderate to Aggressive Allocation Portfolio

Statement of Assets and Liabilities

December 31, 2013

Assets
Affiliated investments at value (a)	$3,408,942,551
Receivable for:
Investments sold	1,483,379
Fund shares sold	806,757

Total Assets	3,411,232,687
Liabilities
Payables for:
Fund shares redeemed	2,290,136
Accrued expenses:
Management fees	173,862
Distribution and service fees	634,200
Deferred trustees’ fees	48,554
Other expenses	28,791

Total Liabilities	3,175,543

Net Assets	$3,408,057,144

Net assets consist of:
Paid in surplus	$2,680,092,123
Undistributed net investment income	55,929,014
Accumulated net realized loss	(160,436,126)
Unrealized appreciation on affiliated investments	832,472,133

Net Assets	$3,408,057,144

Net Assets
Class A	$365,222,772
Class B	3,042,834,372
Capital Shares Outstanding*
Class A	25,340,679
Class B	211,929,389
Net Asset Value, Offering Price and Redemption Price Per Share
Class A	$14.41
Class B	14.36

*	The Portfolio is authorized to issue an unlimited number of shares.
(a)	Identified cost of affiliated investments was $2,576,470,418.

Statement of Operations

Year Ended December 31, 2013

Investment Income
Dividends from Affiliated Underlying Portfolios	$54,771,397

Total investment income	54,771,397
Expenses
Management fees	1,950,204
Administration fees	11,548
Custodian and accounting fees	25,120
Distribution and service fees—Class B	7,057,463
Audit and tax services	27,722
Legal	36,254
Trustees’ fees and expenses	35,359
Miscellaneous	8,836

Total expenses	9,152,506

Net Investment Income	45,618,891

Net Realized and Unrealized Gain
Net realized gain on:
Affiliated investments	110,571,528
Capital gain distributions from Affiliated Underlying Portfolios	39,365,419

Net realized gain	149,936,947

Net change in unrealized appreciation on affiliated investments	488,271,654

Net realized and unrealized gain	638,208,601

Net Increase in Net Assets From Operations	$683,827,492

See accompanying notes to financial statements.

MSF-7

Metropolitan Series Fund

MetLife Moderate to Aggressive Allocation Portfolio

Statements of Changes in Net Assets

	Year Ended December 31, 2013	Year Ended December 31, 2012
Increase (Decrease) in Net Assets:
From Operations
Net investment income	$45,618,891	$39,737,804
Net realized gain	149,936,947	53,711,838
Net change in unrealized appreciation	488,271,654	310,890,285

Increase in net assets from operations	683,827,492	404,339,927

From Distributions to Shareholders
Net investment income
Class A	(5,386,470)	(5,740,906)
Class B	(40,897,027)	(49,009,131)

Total distributions	(46,283,497)	(54,750,037)

Decrease in net assets from capital share transactions	(128,652,792)	(128,608,132)

Total increase in net assets	508,891,203	220,981,758

Net Assets
Beginning of period	2,899,165,941	2,678,184,183

End of period	$3,408,057,144	$2,899,165,941

Undistributed Net Investment Income
End of period	$55,929,014	$46,148,965

Other Information:

Capital Shares

Transactions in capital shares were as follows:

	Year Ended December 31, 2013		Year Ended December 31, 2012
	Shares	Value	Shares	Value
Class A
Sales	3,356,293	$43,401,052	3,070,968	$34,350,810
Reinvestments	441,152	5,386,470	516,269	5,740,906
Redemptions	(3,119,781)	(40,320,464)	(2,606,910)	(29,143,753)

Net increase	677,664	$8,467,058	980,327	$10,947,963

Class B
Sales	7,237,868	$94,690,186	8,064,080	$89,804,798
Reinvestments	3,357,720	40,897,027	4,415,237	49,009,131
Redemptions	(21,031,859)	(272,707,063)	(26,963,781)	(278,370,024)

Net decrease	(10,436,271)	$(137,119,850)	(14,484,464)	$(139,556,095)

Decrease derived from capital shares transactions		$(128,652,792)		$(128,608,132)

See accompanying notes to financial statements.

MSF-8

Metropolitan Series Fund

MetLife Moderate to Aggressive Allocation Portfolio

Financial Highlights

Selected per share data
	Class A
	Year Ended December 31,
	2013	2012	2011	2010	2009
Net Asset Value, Beginning of Period	$11.78	$10.39	$10.94	$9.74	$7.90

Income (Loss) from Investment Operations
Net investment income (a)	0.21	0.18	0.18	0.14	0.21
Net realized and unrealized gain (loss) on investments	2.64	1.45	(0.55)	1.29	2.00

Total from investment operations	2.85	1.63	(0.37)	1.43	2.21

Less Distributions
Distributions from net investment income	(0.22)	(0.24)	(0.18)	(0.23)	(0.25)
Distributions from net realized capital gains	0.00	0.00	0.00	0.00	(0.12)

Total distributions	(0.22)	(0.24)	(0.18)	(0.23)	(0.37)

Net Asset Value, End of Period	$14.41	$11.78	$10.39	$10.94	$9.74

Total Return (%) (b)	24.51	15.82	(3.55)	14.89	29.43

Ratios/Supplemental Data
Gross ratio of expenses to average net assets (%) (c)	0.07	0.07	0.07	0.07	0.07
Net ratio of expenses to average net assets (%) (c) (d)	0.07	0.07	0.07	0.07	0.07
Ratio of net investment income to average net assets (%) (e)	1.65	1.60	1.66	1.45	2.49
Portfolio turnover rate (%)	13	13	46	17	37
Net assets, end of period (in millions)	$365.2	$290.4	$246.1	$246.0	$201.9

	Class B
	Year Ended December 31,
	2013	2012	2011	2010	2009
Net Asset Value, Beginning of Period	$11.73	$10.36	$10.91	$9.71	$7.87

Income (Loss) from Investment Operations
Net investment income (a)	0.19	0.15	0.16	0.12	0.19
Net realized and unrealized gain (loss) on investments	2.63	1.43	(0.56)	1.29	1.99

Total from investment operations	2.82	1.58	(0.40)	1.41	2.18

Less Distributions
Distributions from net investment income	(0.19)	(0.21)	(0.15)	(0.21)	(0.22)
Distributions from net realized capital gains	0.00	0.00	0.00	0.00	(0.12)

Total distributions	(0.19)	(0.21)	(0.15)	(0.21)	(0.34)

Net Asset Value, End of Period	$14.36	$11.73	$10.36	$10.91	$9.71

Total Return (%) (b)	24.31	15.39	(3.77)	14.70	29.09

Ratios/Supplemental Data
Gross ratio of expenses to average net assets (%) (c)	0.32	0.32	0.32	0.32	0.32
Net ratio of expenses to average net assets (%) (c) (d)	0.32	0.32	0.32	0.32	0.32
Ratio of net investment income to average net assets (%) (e)	1.43	1.38	1.44	1.24	2.32
Portfolio turnover rate (%)	13	13	46	17	37
Net assets, end of period (in millions)	$3,042.8	$2,608.8	$2,432.1	$2,678.3	$2,469.3

(a)	Per share amounts based on average shares outstanding during the period.
(b)	Total return does not reflect any insurance, sales, separate account or administrative charges of variable annuity or life insurance contracts or any additional expenses that contract owners may bear under their variable contracts. If these charges were included, the returns would be lower.
(c)	The ratio of operating expenses to average net assets does not include expenses of the Underlying Portfolios in which the Portfolio invests.
(d)	Net ratio of expenses to average net assets includes the effect of the expense limitation agreement as detailed in Note 5 of the Notes to Financial Statements.
(e)	Recognition of net investment income by the Asset Allocation Portfolio is affected by the timing of the declaration of dividends by the Underlying Portfolios in which it invests.

See accompanying notes to financial statements.

MSF-9

Metropolitan Series Fund

MetLife Moderate to Aggressive Allocation Portfolio

Notes to Financial Statements—December 31, 2013

1. Organization

Metropolitan Series Fund (the “Trust”) is organized as a Delaware statutory trust and registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. The Trust is currently comprised of thirty series, each of which operates as a distinct investment vehicle of the Trust. The portfolio included in this report is MetLife Moderate to Aggressive Allocation Portfolio (the “Asset Allocation Portfolio”), which is diversified. The Asset Allocation Portfolio operates under a “fund of funds” structure, investing substantially all of its assets in other Portfolios advised by MetLife Advisers, LLC (“MetLife Advisers”), an affiliate of MetLife, Inc., or its affiliates (each, an “Underlying Portfolio,” and, collectively, the “Underlying Portfolios”).

Shares in the Asset Allocation Portfolio are not offered directly to the general public and are currently available only to separate accounts established by Metropolitan Life Insurance Company (“MetLife”) and other affiliated life insurance companies.

The Asset Allocation Portfolio has registered and offers two classes of shares: Class A and B shares. Shares of each Class of the Asset Allocation Portfolio represent an equal pro rata interest in the Asset Allocation Portfolio and generally give the shareholder the same voting, dividend, liquidation, and other rights. Investment income, realized and unrealized capital gains and losses, the common expenses of the Asset Allocation Portfolio, and certain Asset Allocation Portfolio-level expense reductions, if any, are allocated on a pro rata basis to each Class based on the relative net assets of each Class to the net assets of the Asset Allocation Portfolio. Each Class of shares differs in its respective distribution plan and such distribution expenses are allocated to that Class.

2. Significant Accounting Policies

The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America (“GAAP”) requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities as of the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates. In the preparation of these financial statements, management has evaluated events and transactions subsequent to December 31, 2013 through the date the financial statements were issued.

The following is a summary of significant accounting policies consistently followed by the Asset Allocation Portfolio in the preparation of its financial statements.

Investment Valuation and Fair Value Measurements - Investments in the Underlying Portfolios are valued at their closing daily net asset value on the valuation date. Investments in the Underlying Portfolios are categorized as Level 1 within the fair value hierarchy. For information about the use of fair value pricing by the Underlying Portfolios, please refer to the prospectuses of the Underlying Portfolios.

Investment Transactions and Related Investment Income - Asset Allocation Portfolio security transactions are recorded on the trade date. Dividend income is recorded on the ex-dividend date. Realized gains and losses on investments are determined on the identified cost basis, which is the same basis used for federal income tax purposes. Capital gains distributions received from the Underlying Portfolios are recorded as net realized gain in the Statement of Operations.

Income Taxes - It is the Asset Allocation Portfolio’s policy to comply with the requirements of the Internal Revenue Code of 1986, as amended, and regulations thereunder, applicable to regulated investment companies and to distribute, with respect to each taxable year, all of its taxable income to shareholders. Therefore, no federal income tax provision is required. The Asset Allocation Portfolio files U.S. federal tax returns. No income tax returns are currently under examination. The Asset Allocation Portfolio’s federal tax returns for the prior three fiscal years remain subject to examination by the Internal Revenue Service. As of December 31, 2013, the Portfolio had no uncertain tax positions that would require financial statement recognition, or de-recognition or disclosure.

Dividends and Distributions to Shareholders - The Asset Allocation Portfolio records dividends and distributions on the ex-dividend date. Net realized gains from security transactions (if any) are generally distributed annually to shareholders. The timing and characterization of certain income and capital gains distributions are determined in accordance with federal tax regulations that may differ from GAAP. Permanent book and tax basis differences relating to shareholder distributions will result in reclassification between under/over distributed net investment income, accumulated net realized gains/losses, and paid-in surplus. Book-tax differences are primarily due to distributions from Underlying Portfolios. These adjustments have no impact on net assets or the results of operations.

3. Certain Risks

Market Risk: In the normal course of business, the Underlying Portfolios invest in securities and enter into transactions where risks exist due to fluctuations in the market (market risk) or failure of the other party to a transaction to perform (credit and counterparty risk). The value of securities held by the Underlying Portfolios may decline in response to certain events, including those directly

MSF-10

Metropolitan Series Fund

MetLife Moderate to Aggressive Allocation Portfolio

Notes to Financial Statements—December 31, 2013—(Continued)

involving the companies whose securities are owned by the Underlying Portfolios; conditions affecting the general economy; overall market changes; local, regional or global political, social or economic instability; currency, interest rate, and price fluctuations.

Credit and Counterparty Risk: The Underlying Portfolios may be exposed to counterparty risk, or the risk that an entity with which the Underlying Portfolios have unsettled or open transactions may default. The potential loss could exceed the value of the financial assets and liabilities recorded in the financial statements. Financial assets that potentially expose the Underlying Portfolios to credit and counterparty risk consist principally of cash due from counterparties and investments. The Underlying Portfolios manage counterparty risk by entering into agreements only with counterparties that they believe have the financial resources to honor their obligations and by monitoring the financial stability of those counterparties. The Underlying Portfolios’ investment adviser attempts to mitigate counterparty risk by (i) periodically assessing the creditworthiness of their trading partners, (ii) monitoring and/or limiting the amount of their net exposure to each individual counterparty based on the adviser’s assessment, and (iii) requiring collateral from the counterparty for certain transactions. In order to preserve certain safeguards for non-standard settlement trades, the Underlying Portfolios restrict their exposure to credit and counterparty losses by entering into master netting agreements with counterparties (approved brokers) with whom the Underlying Portfolios undertake a significant volume of transactions. Master Agreements govern the terms of certain transactions, and reduce the counterparty risk associated with relevant transactions by specifying credit protection mechanisms and providing standardization that improves legal certainty. Master Agreements can also help limit counterparty risk by specifying collateral posting arrangements at pre-arranged exposure levels.

Additional risks associated with each type of investment are described within the respective security type notes. The Asset Allocation Portfolio’s prospectus includes a discussion of the principal risks of investing in the Asset Allocation Portfolio and Underlying Portfolios in which it invests.

4. Investment Transactions

Aggregate cost of purchases and proceeds of sales of shares of the Underlying Portfolios by the Asset Allocation Portfolio, for the year ended December 31, 2013 were as follows:

Purchases		Sales
U.S. Government	Non U.S. Government	U.S. Government	Non U.S. Government
$0	$402,932,595	$0	$492,768,910

5. Investment Management Fees and Other Transactions with Affiliates

Investment Management Agreement - MetLife Advisers is the investment adviser to the Asset Allocation Portfolio. The Trust has entered into an investment management agreement with MetLife Advisers with respect to the Asset Allocation Portfolio. For providing investment management services to the Asset Allocation Portfolio, MetLife Advisers receives monthly compensation at the following annual rates:

Management Fees earned by MetLife Advisers for the year ended December 31, 2013	% per annum	Average Daily Net Assets
$1,950,204	0.100%	Of the first $500 million
	0.075%	Of the next $500 million
	0.050%	On amounts in excess of $1 billion

In addition to the above management fee paid to MetLife Advisers, the Asset Allocation Portfolio indirectly pays MetLife Advisers an investment advisory fee through its investments in the Underlying Portfolios.

Certain officers and trustees of the Trust may also be officers of MetLife Advisers; however, such officers and trustees receive no compensation from the Trust.

Expense Limitation Agreement - Pursuant to an expense agreement relating to each class of the Asset Allocation Portfolio, MetLife Advisers has contractually agreed, from April 29, 2013 to April 27, 2014, to waive a portion of its advisory fees or pay a portion of the other operating expenses (not including acquired fund fees and expenses, brokerage costs, interest, taxes, or extraordinary expenses) to the extent total operating expenses exceed stated annual expense limits (based on the Asset Allocation Portfolio’s then-current fiscal year). For the Asset Allocation Portfolio, this subsidy, and identical subsidies in effect in earlier periods, are subject to the obligation of each class of the Asset Allocation Portfolio to repay MetLife Advisers in future years, if any, when a class’ expenses fall below the stated expense limit pertaining to that class that was in effect at the time of the subsidy in question. Such deferred expenses may be charged to a class in a subsequent year to the extent that the charge does not cause the total expenses in such subsequent year to exceed the class’ stated expense limit that was in effect at the time of the subsidy in question; provided, however, that no class of

MSF-11

Metropolitan Series Fund

MetLife Moderate to Aggressive Allocation Portfolio

Notes to Financial Statements—December 31, 2013—(Continued)

the Asset Allocation Portfolio is obligated to repay any expense paid by MetLife Advisers more than five years after the end of the fiscal year in which such expense was incurred. The expense limits (annual rates as a percentage of each class of the Asset Allocation Portfolio’s net average daily net assets) in effect from April 29, 2013 to April 27, 2014 are 0.10% and 0.35% for Class A and B, respectively. As of December 31, 2013, there were no expenses deferred in prior periods subject to repayment.

Transfer Agency Agreement - MetLife serves as the transfer agent for the Trust. MetLife receives no fees for its services to the Trust under the transfer agency agreement.

Distribution and Service Fees - The Trust has a distribution agreement with MetLife Investors Distribution Company (“MIDC” or the “Distributor”) in which MIDC serves as the distributor for the Asset Allocation Portfolio’s Class A and B Shares. MIDC is a wholly-owned subsidiary of MetLife Investors Group, Inc., an affiliate of the Adviser. The Trust has also adopted a Distribution and Service Plan under Rule 12b-1 of the 1940 Act for the Asset Allocation Portfolio’s Class B shares. Under the Distribution and Services Plan, the Class B shares of the Asset Allocation Portfolio pay a fee to compensate the Insurance Companies (or their affiliates) and other broker-dealers and financial intermediaries involved in the offer and sale of Asset Allocation Portfolio shares for promoting or selling and servicing the Class B shares of the Asset Allocation Portfolio. The fees under the Distribution and Services Plan for each class of the Asset Allocation Portfolio’s shares are calculated as a percentage of the Asset Allocation Portfolio’s average daily net assets that are attributable to that Class. Currently, the fee is 0.25% per year for Class B shares. Amount incurred by the Asset Allocation Portfolio for the year ended December 31, 2013 is shown as Distribution and service fees in the Statement of Operations.

Deferred Trustee Compensation - Each Trustee who is not currently an active employee of MetLife or its affiliates receives compensation from the Trust for his or her service to the Trust. A deferred compensation plan (the “Plan”) is available to the Trustees on a voluntary basis. Deferred amounts remain in the Trust until distributed in accordance with the provisions of the Plan. The value of a participating Trustee’s deferral account is based on theoretical investments of deferred amounts, on the normal payment dates in certain portfolios of the Trust or Met Investors Series Trust, an affiliate of the Trust, as designated by the participating Trustee. Changes in the value of participants’ deferral accounts are reflected as Trustees’ fees and expenses in the Statement of Operations. The portion of the accrued obligations allocated to the Asset Allocation Portfolio under the Plan is reflected as Deferred trustees’ fees in the Statement of Assets and Liabilities.

6. Transactions in Securities of Underlying Portfolios

The Portfolio does not invest in the Underlying Portfolios for the purpose of exercising control; however, investments by the Portfolio within its principal investment strategies may represent a significant portion of the Underlying Portfolios net assets. Transactions in the Underlying Portfolios for the year ended December 31, 2013 were as follows:

Underlying Portfolio	Number of shares held at December 31, 2012	Shares purchased	Shares sold	Number of shares held at December 31, 2013
Baillie Gifford International Stock	12,632,605	320,833	(29,697)	12,923,741
BlackRock Bond Income	985,971	120,983	(208,745)	898,209
BlackRock Capital Appreciation	3,045,908	700,932	(225,440)	3,521,400
BlackRock Large Cap Value	11,836,500	871,157	(1,160,107)	11,547,550
Clarion Global Real Estate	7,646,359	1,077,088	(285,076)	8,438,371
ClearBridge Aggressive Growth	12,427,536	1,750,132	(1,891,584)	12,286,084
ClearBridge Aggressive Growth II (formerly Janus Forty)	1,114,196	25,537	(1,139,733)	—
Frontier Mid Cap Growth	—	478,260	(7,519)	470,741
Goldman Sachs Mid Cap Value	4,166,355	205,061	(453,019)	3,918,397
Harris Oakmark International	7,791,262	228,849	(852,948)	7,167,163
Invesco Comstock	13,410,738	179,238	(1,621,797)	11,968,179
Invesco Small Cap Growth	7,472,791	455,486	(1,934,161)	5,994,116
Jennison Growth	12,272,631	1,220,975	(863,858)	12,629,748
JPMorgan Core Bond	—	6,303,618	(2,432)	6,301,186
JPMorgan Small Cap Value	3,886,644	28,128	(424,435)	3,490,337
Loomis Sayles Small Cap Growth	5,189,908	—	(985,082)	4,204,826
Lord Abbett Bond Debenture	4,305,232	433,989	(1,114,662)	3,624,559
Met/Artisan Mid Cap Value	147,016	1,427	(19,513)	128,930
Met/Dimensional International Small Company	4,233,128	225,305	(315,637)	4,142,796
Met/Eaton Vance Floating Rate	2,662,369	416,533	(3,964)	3,074,938
Met/Templeton International Bond	4,883,098	3,438,431	(5,735)	8,315,794
MFS Emerging Markets Equity	5,317,007	3,975,820	(10,543)	9,282,284
MFS Research International	11,329,964	277,108	(3,108,016)	8,499,056
MFS Value	12,633,319	665,786	(1,486,718)	11,812,387
Morgan Stanley Mid Cap Growth	2,423,591	21,155	(287,695)	2,157,051

MSF-12

Metropolitan Series Fund

MetLife Moderate to Aggressive Allocation Portfolio

Notes to Financial Statements—December 31, 2013—(Continued)

Underlying Portfolio	Number of shares held at December 31, 2012	Shares purchased	Shares sold	Number of shares held at December 31, 2013
Neuberger Berman Genesis	2,200,088	18,679	(293,357)	1,925,410
PIMCO Inflation Protected Bond	4,769,195	1,591,658	(4,225)	6,356,628
PIMCO Total Return	13,274,368	1,867,307	(1,625,266)	13,516,409
T. Rowe Price Large Cap Growth	6,554,263	800,008	(597,999)	6,756,272
T. Rowe Price Large Cap Value	5,973,587	105,484	(678,843)	5,400,228
T. Rowe Price Mid Cap Growth	3,068,100	183,051	(408,564)	2,842,587
T. Rowe Price Small Cap Growth	—	798,258	(61,455)	736,803
Third Avenue Small Cap Value	3,651,232	46,251	(382,234)	3,315,249
Van Eck Global Natural Resources	6,662,349	400,494	(25,408)	7,037,435
Western Asset Management Strategic Bond Opportunities	2,048,013	352,719	(1,198,205)	1,202,527
WMC Core Equity Opportunities Portfolio (formerly Davis Venture Value)	4,392,498	126,289	(857,665)	3,661,122

Underlying Portfolio	Net Realized Gain/(Loss) on sales of Underlying Portfolios	Capital Gain Distributions from Underlying Portfolios	Dividend Income from Underlying Portfolios	Ending Value as of December 31, 2013
Baillie Gifford International Stock	$(100,666)	$—	$1,981,978	$136,216,228
BlackRock Bond Income	2,009,425	2,157,241	3,539,198	96,404,740
BlackRock Capital Appreciation	1,058,560	—	794,141	133,284,975
BlackRock Large Cap Value	3,762,940	6,881,526	1,779,901	138,801,548
Clarion Global Real Estate	(344,988)	—	6,228,524	94,003,447
ClearBridge Aggressive Growth	5,257,551	—	549,921	165,247,834
ClearBridge Aggressive Growth II (formerly Janus Forty)	37,899,626	—	742,640	—
Frontier Mid Cap Growth	31,862	358,899	190,436	17,370,350
Goldman Sachs Mid Cap Value	886,840	2,280,947	708,836	69,590,725
Harris Oakmark International	3,287,085	—	3,489,906	137,107,835
Invesco Comstock	3,794,211	—	2,120,909	174,496,045
Invesco Small Cap Growth	5,637,477	6,644,012	488,899	123,059,194
Jennison Growth	3,407,782	1,655,274	674,371	199,802,615
JPMorgan Core Bond	2	240,369	300,462	64,083,064
JPMorgan Small Cap Value	1,662,396	—	445,693	69,562,412
Loomis Sayles Small Cap Growth	2,786,975	—	—	69,589,868
Lord Abbett Bond Debenture	4,103,758	—	2,995,818	49,112,770
Met/Artisan Mid Cap Value	1,435,135	—	312,495	34,630,514
Met/Dimensional International Small Company	1,684,172	1,755,734	1,265,469	69,723,253
Met/Eaton Vance Floating Rate	2,056	134,389	1,187,997	32,686,591
Met/Templeton International Bond	11,690	374,076	1,863,320	97,461,100
MFS Emerging Markets Equity	50,343	—	1,140,523	96,257,289
MFS Research International	8,391,365	—	2,539,826	102,073,668
MFS Value	3,556,866	6,096,665	3,590,526	209,669,871
Morgan Stanley Mid Cap Growth	556,242	—	262,356	35,181,510
Neuberger Berman Genesis	1,602,223	—	260,385	34,926,944
PIMCO Inflation Protected Bond	2,946	3,084,001	1,295,963	63,248,451
PIMCO Total Return	1,403,299	2,842,288	6,474,755	160,439,777
T. Rowe Price Large Cap Growth	6,805,193	—	390,964	165,596,229
T. Rowe Price Large Cap Value	3,378,208	—	2,788,997	173,617,342
T. Rowe Price Mid Cap Growth	784,664	1,640,953	132,811	34,935,399
T. Rowe Price Small Cap Growth	153,847	819,436	53,036	17,513,805
Third Avenue Small Cap Value	928,564	—	774,516	69,752,834
Van Eck Global Natural Resources	101,830	—	793,234	100,001,944
Western Asset Management Strategic Bond Opportunities	2,073,822	—	603,439	16,173,987
WMC Core Equity Opportunities Portfolio (formerly Davis Venture Value)	2,508,227	2,399,609	2,009,152	157,318,393

	$110,571,528	$39,365,419	$54,771,397	$3,408,942,551

MSF-13

Metropolitan Series Fund

MetLife Moderate to Aggressive Allocation Portfolio

Notes to Financial Statements—December 31, 2013—(Continued)

7. Contractual Obligations

Under the Trust’s organizational documents, its officers and Trustees may be indemnified against certain liabilities and expenses arising out of the performance of their duties to the Trust. Additionally, the Trust has a variety of indemnification obligations under contracts with its service providers. The Trust’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Trust that have not yet occurred.

8. Income Tax Information

The tax character of distributions paid for the years ended December 31, 2013 and 2012 were as follows:

Ordinary Income		Long-Term Capital Gain		Total
2013	2012	2013	2012	2013	2012
$46,283,497	$54,750,037	$—	$—	$46,283,497	$54,750,037

As of December 31, 2013, the components of distributable earnings (accumulated losses) on a federal income tax basis were as follows:

Undistributed Ordinary Income	Undistributed Long-Term Capital Gain	Net Unrealized Appreciation	Loss Carryforwards	Total
$55,977,568	$—	$757,412,919	$(85,376,912)	$728,013,575

The Asset Allocation Portfolio utilizes the provisions of the federal income tax laws that provide for the carryforward of capital losses for prior years, offsetting such losses against any future realized capital gains. Under the Regulated Investment Company Modernization Act of 2010 (the “Act”), net capital losses recognized after December 22, 2010 may be carried forward indefinitely and their character is retained as short-term and/or long-term losses. Previously, net capital losses were carried forward for up to eight years and treated as short-term losses. As a transition rule, the Act requires that post-enactment net capital losses be used before pre-enactment net capital losses.

During the year ended December 31, 2013, the Portfolio utilized capital loss carryforwards of $128,122,707.

As of December 31, 2013, the Asset Allocation Portfolio had no post-enactment accumulated capital losses and pre-enactment accumulated capital loss carryforwards and expiration dates were as follows:

Expiring 12/31/18	Expiring 12/31/17	Total
$4,303,324	$81,073,588	$85,376,912

9. Subsequent Events

At a meeting held on November 20, 2013, the Board, subject to shareholder approval, approved an Agreement and Plan of Reorganization providing for the acquisition of all the assets and assumption of all liabilities of MetLife Growth Strategy Portfolio (“Growth Strategy Portfolio”), a series of Met Investors Series Trust, by the Portfolio in exchange for shares of the Portfolio. On February 21, 2014, the shareholders of Growth Strategy Portfolio approved the proposed Agreement and Plan of Reorganization. It is anticipated that the reorganization will close on or about April 28, 2014 and the Portfolio would be renamed MetLife Asset Allocation 80 Portfolio.

MSF-14

Metropolitan Series Fund

MetLife Moderate to Aggressive Allocation Portfolio

Report of Independent Registered Public Accounting Firm

To the Shareholders of MetLife Moderate to Aggressive Allocation Portfolio and the Board of Trustees of Metropolitan Series Fund:

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of MetLife Moderate to Aggressive Allocation Portfolio, one of the portfolios constituting Metropolitan Series Fund, (the “Trust”) as of December 31, 2013, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Trust’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Trust is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Trust’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2013, by correspondence with the transfer agent. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of MetLife Moderate to Aggressive Allocation Portfolio of Metropolitan Series Fund, as of December 31, 2013, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

Deloitte & Touche LLP

Boston, Massachusetts

February 27, 2014

MSF-15

Metropolitan Series Fund

Trustees and Officers of Metropolitan Series Fund

The Trustees and executive officers of the Trust, their ages and their principal occupations during the past five years are set forth below. Unless otherwise indicated, the business address of each is One Financial Center, Boston, MA 02111. Each Trustee who is deemed an “interested person,” as such term is defined in the 1940 Act, is indicated by an asterisk. Those Trustees who are not “interested persons” as defined in the 1940 Act are referred to as “Independent Trustees.” Additional information about the Trustees is available in the Statement of Additional Information, which is available without charge, upon request, by calling (800) 848-3854.

Trustees of the Trust

Name and Age	Position(s) Held with Registrant	Term of Office and Length of Time Served	Principal Occupation(s) During the Past 5 Years(1)	Number of Portfolios in Fund Complex(2) overseen	Other Directorships Held by Trustee During the Past 5 Years(1)
Interested Trustee
Elizabeth M. Forget* (47)	Trustee, Chairman of the Board, President and Chief Executive Officer	Indefinite; From May 2006 (President and Chief Executive Officer)/ August 2006 (Trustee and Chairman of the Board) to present	Senior Vice President, MetLife Inc.; President, MetLife Advisers, LLC and a predecessor company.	79	Trustee, Met Investors Series Trust (the “MIST Trust”);** various MetLife-affiliated boards.

Independent Trustees
Stephen M. Alderman (54)	Trustee	Indefinite; From April 2012 to present	Shareholder in the law firm of Garfield & Merel, Ltd.	79	Trustee, MIST Trust;** Director, International Truck Leasing Corp.

Robert J. Boulware (57)	Trustee	Indefinite; From April 2012 to present	Managing Director, Pilgrim Funds, LLC (private equity fund).	79	Trustee, MIST Trust;** Trustee, Vertical Capital Income Fund (closed-end fund); Director, Gainsco, Inc. (auto insurance).

Susan C. Gause (61)	Trustee	Indefinite; From April 2012 to present	Private Investor.	79	Trustee, MIST Trust;** Trustee, HSBC Funds.

Nancy Hawthorne (62)	Trustee	Indefinite; From May 2003 to present	Chief Executive Officer, Clerestory LLC (corporate advisor).	79	MIST Trust;** Director, THL Credit, Inc.**; Director, Avid Technology, Inc.**

Barbara A. Nugent (57)	Trustee	Indefinite; From January 2014 to present	President, True North Board Governance, LLC (consulting); until 2014, partner in the law firm of Stradley Ronon Stevens & Young, LLP.	79	Trustee, MIST Trust**; Director, Episcopal Healthcare Foundation; until 2014, member, Mutual Fund Directors Forum Advisory Board.

Keith M. Schappert (62)	Trustee	Indefinite; From August 2009 to present	Principal, Schappert Consulting LLC (asset management consulting).	79	Trustee, MIST Trust;** Director, The Commonfund for Nonprofit Organizations; until 2011, Director, Trilogy Global Advisors; Director, Mirae Asset Discovery Funds,** Director, Calamos Investments.

Linda B. Strumpf (66)	Trustee	Indefinite; From May 2000 to present	Chair of the Investment Committee, Leona M. and Harry B. Helmsley Charitable Trust; until 2011, Chief Investment Officer, Leona M. and Harry B. Helmsley Charitable Trust.	79	Since 2012, Trustee, MIST Trust,** Trustee and Member of Investment Committee, The Pennsylvania State University.

Dawn M. Vroegop (47)	Trustee	Indefinite; From May 2009 to present	Private Investor.	79	Trustee, MIST Trust,** Trustee, Driehaus Mutual Funds; Director and Investment Committee Chair, City College of San Francisco Foundation.

MSF-16

Metropolitan Series Fund

Trustees and Officers of Metropolitan Series Fund—(Continued)

Executive Officers of the Trust

Name and Age	Position(s) Held with Registrant	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years(1)
Elizabeth M. Forget (47)	President, Chief Executive Officer, Trustee and Chairman of the Board	From May 2006 (President and Chief Executive Officer)/ August 2006 (Trustee and Chairman of the Board) to present	See principal occupation information in the table above.

Jeffrey L. Bernier (42)	Vice President	From February 2008 to present	Vice President, MetLife, Inc.; Senior Vice President, MetLife Advisers, LLC and a predecessor company.

Peter H. Duffy (58)	Chief Financial Officer and Treasurer	From November 2000 to present	Senior Vice President, MetLife Advisers, LLC; Vice President, MetLife, Inc.

Andrew L. Gangolf (59)	Secretary	From May 2011 to present	Senior Vice President, MetLife Advisers, LLC; Senior Vice President & Assistant General Counsel, AllianceBerstein Investments, Inc.

Jeffrey P. Halperin (46)	Chief Compliance Officer	From November 2005 to present	Vice President, MetLife, Inc.; Chief Compliance Officer, MIST; Chief Compliance Officer, MSF Trust; Chief Compliance Officer, MetLife Advisers, LLC and a predecessor company; Chief Compliance Officer, MetLife Investment Management, LLC (formerly MetLife Investment Advisors Company, LLC).

Alan C. Leland, Jr. (61)	Vice President	From February 2005 to present	Treasurer and Chief Financial Officer, MetLife Advisers, LLC; Vice President, MetLife Group Inc.; Vice President, MetLife, Inc.

*	Ms. Forget is an “interested person” of the Trust because of her positions with MetLife Advisers, LLC and her ownership of securities issued by MetLife, Inc., the ultimate parent company of MetLife Advisers, LLC.
**	Indicates a directorship with a registered investment company or a company subject to the reporting requirements of the Securities Exchange Act of 1934, as amended.
(1)	Previous positions during the past five years with the Trust, MetLife, Inc. or the Adviser are omitted if not materially different.
(2)	The Fund Complex includes 49 Portfolios of the MIST Trust and 30 Portfolios of the Trust.

MSF-17

Metropolitan Series Fund

MetLife Moderate to Aggressive Allocation Portfolio

Board of Trustees’ Consideration of Advisory Agreement

At an in-person meeting of the Boards of Trustees (the “Board”) of Met Investors Series Trust and Metropolitan Series Fund (“MIST” and “MSF,” respectively, and collectively, the “Trusts”) held on November 19-20, 2013, the Board, including a majority of the Trustees who are not considered to be “interested persons” of the Trusts (the “Independent Trustees”) under the Investment Company Act of 1940, as amended (the “1940 Act”), approved for an annual period the continuation of each Trust’s advisory agreement (the “Advisory Agreement”) with MetLife Advisers, LLC (the “Adviser”) and the applicable sub-advisory agreements (each a “Sub-Advisory Agreement,” and collectively with the Advisory Agreement, the “Agreements”) between the Adviser and the investment sub-advisers (each a “Sub-Adviser,” and collectively, the “Sub-Advisers”) for each of the series of the Trusts, including the MetLife Moderate to Aggressive Allocation Portfolio (each a “Portfolio,” and collectively, the “Portfolios”).1 As the Adviser has the day-to-day responsibility for managing the MetLife Moderate to Aggressive Allocation Portfolio’s investments, the Board only approved an Advisory Agreement with respect to the MetLife Moderate to Aggressive Allocation Portfolio.

In considering the Agreement, the Board reviewed a variety of materials provided by the Adviser relating to the Portfolios, including comparative performance, fee and expense information for an appropriate peer group of similar mutual funds, performance information for relevant benchmark indices and other information regarding the nature, extent and quality of services provided by the Adviser under the Agreement. The Board also took into account its experience with the Adviser and information provided to the Board in its meetings throughout the year with respect to the services provided by the Adviser, including quarterly performance reports prepared by management containing reviews of investment results. The Independent Trustees also assessed reports provided by the Board’s independent consultant, who reviewed and provided analyses regarding investment performance, fees and expenses, and other information provided by, or at the direction of, the Adviser, as more fully discussed below.

The Independent Trustees were separately advised by independent legal counsel throughout the process, and met with independent legal counsel in periodic executive sessions. Prior to voting to continue the Agreements at the November meeting, the Independent Trustees also received a memorandum from their independent counsel discussing the legal standards for their consideration of the proposed continuation of the Agreements. The Board also met in person with personnel of the Adviser on September 17, 2013 for the specific purpose of giving preliminary consideration to the proposed continuation of the Agreements and to request additional information they considered reasonably necessary to their deliberations. The Independent Trustees also discussed the proposed continuation of the Agreements in private sessions with their independent legal counsel at which no representatives of management were present.

In considering whether to approve the renewal of the Advisory Agreement with the Adviser with respect to a Portfolio, the Board reviewed and analyzed the factors it deemed relevant, including: (1) the nature, extent and quality of the services to be provided to the Portfolio by the Adviser; (2) the performance of the Portfolio as compared to a peer group and an appropriate index; (3) the Adviser’s personnel and operations; (4) the financial condition of the Adviser; (5) the level and method of computing each Portfolio’s advisory fees; (6) the profitability of the Adviser under the Advisory Agreement; (7) any “fall-out” benefits to the Adviser and its affiliates (i.e., ancillary benefits realized by the Adviser or its affiliates from the Adviser’s relationship with the Trusts); (8) the anticipated effect of growth in size on Portfolio expenses; and (9) possible conflicts of interest.

Nature, extent and quality of services. The Board evaluated the nature, extent and quality of the services that the Adviser has provided to the Portfolios. The Board considered the Adviser’s services as investment manager to the Portfolios. The Adviser’s services in coordinating and overseeing the activities of the Trusts’ service providers were also considered. The Board also evaluated the expertise and performance of the personnel of the Adviser who performed services for the Portfolios throughout the year.

The Board considered information received from the Trust’s Chief Compliance Officer (“CCO”) regarding the Portfolios’ compliance policies and procedures established pursuant to Rule 38a-l under the 1940 Act.

The Board considered the provision of investment advisory services by the Adviser to the Asset Allocation Portfolios (i.e., MetLife Aggressive Strategy Portfolio, MetLife Balanced Strategy Portfolio, MetLife Conservative Allocation Portfolio, MetLife Conservative to Moderate Allocation Portfolio, MetLife Defensive Strategy Portfolio, MetLife Growth Strategy Portfolio, MetLife Moderate Allocation Portfolio, MetLife Moderate to Aggressive Allocation Portfolio and MetLife Moderate Strategy Portfolio), the American Funds of Funds (i.e., American Funds Balanced Allocation Portfolio, American Funds Growth Allocation Portfolio and American Funds Moderate Allocation Portfolio), the MetLife Balanced Plus Portfolio and the MetLife Multi-Index Targeted Risk Portfolio. With respect to the Asset Allocation Portfolios, the Board noted that the Adviser has hired, at its own cost, an independent consultant to provide research and consulting services with respect to the periodic asset allocation targets for each of the Asset Allocation Portfolios and to investments in other Portfolios of the Trusts (the “Underlying Portfolios”), which may assist the Adviser with the selection of

1 The Pyramis Managed Risk Portfolio recently commenced operations and, therefore, the Agreement with respect to this Portfolio was not up for renewal.

MSF-18

Metropolitan Series Fund

MetLife Moderate to Aggressive Allocation Portfolio

Board of Trustees’ Consideration of Advisory Agreement—(Continued)

Underlying Portfolios for inclusion in each Asset Allocation Portfolio. Additionally, the Board considered that an Investment Committee, consisting of investment professionals from across MetLife, meets at least quarterly to review the asset allocations and discuss the performance of the Asset Allocation Portfolios and the American Funds of Funds.

Performance. The Board considered the performance of the Portfolios as described in the quarterly reports prepared by management, and as also analyzed in reports prepared by the Independent Trustees’ independent consultant. The Board noted that the Adviser reviews with the Board on a quarterly basis detailed information about the Portfolios’ performance results, portfolio composition and investment strategies. The Board also reviewed and considered a separate report prepared by Lipper Inc. (“Lipper”), an independent third party, which provided a statistical analysis comparing the Portfolios’ investment performance, expenses, and fees to comparable funds underlying variable insurance products (the “Performance Universe”). In addition, the Independent Trustees met separately with a representative of Bobroff Consulting, Inc., an independent consultant (“Bobroff), at a special board meeting in September 2013, to review the separate reports prepared by such consultant (“Bobroff Report”), which analyzed the report prepared by Lipper. The Board also considered each Portfolio’s more recent performance subsequent to the performance period covered by the Lipper reports, and management’s discussion of the same, including the effect of current market conditions on each Portfolio’s more recent performance.

The Board reviewed the Portfolios’ performance records and the Adviser’s management styles and long-term performance records with the Portfolios and comparable funds. The Board focused particular attention on Portfolios with less favorable performance records. The Board noted that the Adviser has been active in monitoring and responding to any performance issues with respect to the Portfolios. The Board also took into account its discussions with management regarding factors that contributed to the performance of the Portfolios.

Among other data relating specifically to the MetLife Moderate to Aggressive Allocation Portfolio’s performance, the Board considered that the Portfolio outperformed the median of its Performance Universe and its Lipper Index for the one-, three- and five-year periods ended June 30, 2013. The Board further considered that the Portfolio outperformed the Moderate to Aggressive AA Broad Index for the one- and five-year periods ended October 31, 2013 and underperformed this index for the three-year period ended October 31, 2013.

Fees and Expenses. The Board gave consideration to the advisory fees payable under the Advisory Agreement. In this regard, the Board reviewed the advisory fees payable on a Portfolio-by-Portfolio basis based on information provided by the Adviser. The Independent Trustees, with the assistance of Bobroff, also examined the fees paid by a Portfolio in light of fees paid to other investment managers by comparable funds, as well as considered the fees charged by the Adviser to manage other comparable funds, as applicable. The Lipper report included comparisons of the Adviser’s fee schedule with that of its peers based on an asset-based analysis of relative fee structures according to the size of the Portfolio. In addition, the Board considered the Portfolios’ advisory fees and total expenses as compared to similarly situated investment companies underlying variable insurance products deemed to be comparable to the Portfolios as determined by Lipper. The Board considered a Portfolio’s ranking within a smaller group of peer funds chosen by Lipper (the “Expense Group”), as well as the Portfolio’s ranking within broader groups of funds (the “Expense Universe”). In comparing a Portfolio’s actual and contractual management fee to that of comparable funds, the Board noted that such fee includes both advisory and administrative fees. The Board also considered that the Adviser had entered into expense limitation agreements with certain of the Portfolios, pursuant to which the Adviser has agreed to waive a portion of its advisory fee and/or reimburse certain expenses as a means of limiting a Portfolio’s total annual operating expenses.

With respect to the MetLife Moderate to Aggressive Allocation Portfolio, the Board considered that the Portfolio’s actual management fees and total expenses (exclusive of 12b-l fees) were below the Expense Group median. The Board also took into account that the Portfolio’s actual management fees were above the Expense Universe median and that the Portfolio’s total expenses (exclusive of 12b-1 fees) were equal to the Expense Universe median. The Board considered that the Portfolio’s contractual management fees were below the asset-weighted average of the Expense Group at the Portfolio’s current size.

Profitability. The Board examined the profitability of the Adviser on a Portfolio-by-Portfolio basis. With respect to the Asset Allocation Portfolios, the Board noted that the advisory fee is in addition to the fees received by the Adviser and its affiliates with regard to the Underlying Portfolios in which the Asset Allocation Portfolios may invest. In considering the profitability to the Adviser from the Asset Allocation Portfolios, the Board took into consideration the profitability to the Adviser of the funds underlying the Asset Allocation Portfolios. The Board also considered that the Distributor, MetLife Investors Distribution Company, receives Rule 12b-1 payments to support the distribution of the products.

Economies of scale. The Board also considered the effect of the Portfolios’ growth in size on their fees. The Board noted that the fee schedules for most of the Portfolios contain breakpoints that reduce the fee rate above specified asset levels. The Board noted those

MSF-19

Metropolitan Series Fund

MetLife Moderate to Aggressive Allocation Portfolio

Board of Trustees’ Consideration of Advisory Agreement—(Continued)

Portfolios that did not contain breakpoints in the advisory fee and took into account management’s discussion of the same. The Board noted that those Portfolios with advisory fee schedules containing breakpoints generally reflect the inclusion of breakpoints in the sub-advisory fee schedule for such Portfolios. The Board considered the effective fees under the Advisory Agreement for a Portfolio as a percentage of assets at different asset levels and possible economies of scale that may be realized if the assets of the Portfolio grow. Among other data, the Board examined the effect of a Portfolio’s growth in size on various fee schedules and reviewed the Lipper and Bobroff Reports, which compared fees among peers. The Board also generally noted that if a Portfolio’s assets increase over time, the Portfolio may realize other economies of scale if assets increase proportionally more than certain other fixed expenses. In addition, the Board noted that the Adviser had taken a number of steps to date intended to share the benefits of economies of scale with contractholders.

With respect to the MetLife Moderate to Aggressive Allocation Portfolio, the Board noted that the Portfolio’s advisory fee contains breakpoints that reduce the advisory fee rate on assets above certain specified asset levels. The Board considered the fact that the Portfolio’s fee levels decline as portfolio assets increase.

Other factors. As part of its evaluation of the Adviser’s compensation, the Board considered other benefits that may be realized by the Adviser and its affiliates from their relationship with the Trusts. Among them, the Board recognized that an affiliate of the Adviser, MetLife Investors Distribution Company, serves as the Distributor for the Trusts, and, as such, receives payments pursuant to Rule 12b-1 from the Portfolios to compensate it for providing shareholder services and selling activities, which could lead to growth in the Trusts’ assets and corresponding benefits from such growth, including economies of scale. The Board also considered that affiliates of the Adviser may benefit from certain indirect tax benefits relating to dividend received deductions and foreign tax credits. In conjunction with these considerations, the Board noted the costs of providing investment management and other services to the Portfolios and the ongoing commitment of the Adviser to the Portfolios.

The Board considered possible conflicts of interest in the form of material benefits or detriments to the Trusts resulting from the nature of the Trusts’ and the Adviser’s affiliations and the services that are provided to the Trusts, and the manner in which such conflicts were mitigated.

Conclusions. After full consideration of the factors discussed above, the Board, including a majority of the Independent Trustees, approved the Advisory Agreement and the Sub-Advisory Agreement, as applicable, with respect to each Portfolio, unless otherwise noted. In making its approvals, the Board concluded that the nature, extent and quality of services provided by the Adviser supported the renewal of the Agreements. The Board also concluded that the investment performance of each Fund was such that each Agreement should continue. In addition, the Board concluded that fees paid by a Portfolio to the Adviser appeared to be acceptable in light of nature, extent and quality of the services provided by the Adviser. Further, the Board concluded that the Adviser’s profitability in providing services under the Advisory Agreements did not appear unreasonably high in light of the nature, extent and quality of the services provided by the Adviser. Finally, the Board concluded that the Advisory fees in some measure share economies of scale with contractholders. In approving the renewal of each of the Agreements, the Board, including the Independent Trustees, did not identify any single factor as controlling, and generally attributed different weights to various factors for the various Portfolios. The Board evaluated all information available to them on a Portfolio-by-Portfolio basis, and their decisions were made separately with respect to each Portfolio.

MSF-20

Metropolitan Series Fund

MetLife Mid Cap Stock Index Portfolio

Managed By MetLife Investment Management, LLC

Portfolio Manager Commentary*

PERFORMANCE

For the one year period ended December 31, 2013, the Class A, B, E, and G shares of the MetLife Mid Cap Stock Index Portfolio returned 33.15%, 32.83%, 32.95%, and 32.75%, respectively. The Portfolio’s benchmark, the Standard & Poor’s (“S&P”) MidCap 400 Index1, returned 33.50%.

MARKET ENVIRONMENT / CONDITIONS

Equity indexes reached record highs in 2013, driven by central bank intervention and an improving economy. The year started on a positive note as U.S. lawmakers reached agreements on the fiscal cliff and debt ceiling, and earnings data was generally positive. The markets were further supported by rate cuts by the European Central Bank (the “ECB”), the Reserve Bank of Australia, the Bank of Korea, and the Bank of Israel. Despite fears that the Federal Reserve (the “Fed”) would begin tapering asset purchases and end quantitative easing, the markets continued to climb higher on better than expected macroeconomic data, including U.S. jobless claims, payrolls, and factory orders. Headwinds during the year included increased tensions in Syria and Egypt and a U.S. government shutdown following the failure of U.S. lawmakers to reach an agreement in budget negotiations. However, equity markets ended the year at their highs, as the ECB announced an unexpected rate cut, a tentative nuclear deal with Iran was negotiated, and investors continued to be optimistic that central banks would continue their easy monetary policy after Fed Chairman nominee Janet Yellen’s testimony in front of Congress was more dovish than expected.

During the year, the Federal Open Market Committee (the “Committee”) met eight times and maintained the target range for the Federal Funds Rate at zero to 0.25%. The Committee stated that economic activity was expanding at a moderate pace, labor market conditions have continued to improve, and the unemployment rate had declined but remained elevated. The Committee noted that the risks to the outlook for the economy and the labor market have become more nearly balanced. Subsequently, the Committee decided to modestly reduce the pace of its asset purchases from $85 billion per month to $75 billion per month.

All ten sectors comprising the S&P MidCap 400 Index experienced positive returns for the year. Health Care (9.4% beginning weight in the benchmark), up 45.9%, and Industrials (17.3% beginning weight), up 43.7%, were the best-performing sectors. The worst relative-performing sectors were Telecom Services (0.5% beginning weight), up 19.4% and Materials (7.2% beginning weight), up 24.6%.

The stocks with the largest positive impact on the benchmark return for the year were Vertex Pharmaceuticals, up 81.6%, Tractor Supply, up 77.1%, and Alliance Data Systems up 73.0%. The stocks with the largest negative impact were Rackspace Hosting, down 47.3%, Royal Gold, down 42.3%, and Equinix, down 13.9%.

PORTFOLIO REVIEW / PERIOD END POSITIONING

The Portfolio is managed utilizing a full replication strategy versus the S&P MidCap 400 Index. This strategy seeks to track the performance of the Index by owning all of the components of the Index at their respective Index capitalization weights. The Portfolio is periodically rebalanced for compositional changes in the S&P MidCap 400 Index. Factors that impact tracking error include transaction costs, cash drag, securities lending, NAV rounding, contributions and withdrawals.

Stacey Lituchy

Norman Hu

Mirsad Usejnoski

Portfolio Managers

MetLife Investment Management, LLC

* This commentary may include statements that constitute “forward-looking statements” under the U.S. securities laws. Forward-looking statements include, among other things, projections, estimates, and information about possible or future results related to the Portfolio, market or regulatory developments. The views expressed above are not guarantees of future performance or economic results and involve certain risks, uncertainties and assumptions that could cause actual outcomes and results to differ materially from the views expressed herein. The views expressed above are subject to change at any time based upon economic, market, or other conditions and the subadvisory firm undertakes no obligation to update the views expressed herein. Any discussions of specific securities should not be considered a recommendation to buy or sell those securities. The views expressed above (including any forward-looking statement) may not be relied upon as investment advice or as an indication of the Portfolio’s trading intent. Information about the Portfolio’s holdings, asset allocation or country diversification is historical and is not an indication of future Portfolio composition, which may vary. Direct investment in any index is not possible. The performance of any index mentioned in this commentary has not been adjusted for ongoing management, distribution and operating expenses, and sales charges applicable to mutual fund investments. In addition, the returns do not reflect additional fees charged by separate accounts or variable insurance contracts that an investor in the Portfolio may pay. If these additional fees were reflected, performance would have been lower.

MSF-1

Metropolitan Series Fund

MetLife Mid Cap Stock Index Portfolio

A $10,000 INVESTMENT COMPARED TO THE S&P MIDCAP 400 INDEX

AVERAGE ANNUAL RETURNS (%) (FOR THE YEAR ENDED DECEMBER 31, 2013)

	1 Year	5 Year	10 Year	Since Inception[2]
MetLife Mid Cap Stock Index Portfolio
Class A	33.15	21.59	10.12	—
Class B	32.83	21.31	9.85	—
Class E	32.95	21.42	9.96	—
Class G	32.75	—	—	22.32
S&P MidCap 400 Index	33.50	21.89	10.36	—

1 The Standard & Poor’s MidCap 400 Index is an unmanaged index measuring the performance of the mid-size company segment of the U.S. market. The Index consists of 400 domestic stocks chosen for market size, liquidity, and industry group representation.

2 Inception dates of the Class A, Class B, Class E, and Class G shares are 7/5/00, 1/2/01, 5/1/01, and 4/28/09, respectively.

Portfolio performance is calculated including reinvestment of all income and capital gain distributions. Performance numbers are net of all Portfolio expenses but do not include any insurance, sales, separate account or administrative charges of variable annuity or life insurance contracts or any additional expenses that participants may bear relating to the operations of their plans. If these charges were included, the returns would be lower. The performance of any index referenced above has not been adjusted for ongoing management, distribution and operating expenses, and sales charges applicable to mutual fund investments. Direct investment in any index is not possible. The performance of Class A shares, as set forth in the line graph above, will differ from that of other classes because of the difference in expenses paid by policyholders investing in the different share classes.

This information represents past performance and is not indicative of future results. Investment return and principal value may fluctuate so that shares, upon redemption, may be worth more or less than the original cost.

PORTFOLIO COMPOSITION AS OF DECEMBER 31, 2013

Top Holdings

% of Net Assets
SPDR S&P MidCap 400 ETF Trust	2.7
Affiliated Managers Group, Inc.	0.7
Tractor Supply Co.	0.7
Green Mountain Coffee Roasters, Inc.	0.6
LKQ Corp.	0.6
HollyFrontier Corp.	0.6
Henry Schein, Inc.	0.6
Polaris Industries, Inc.	0.6
Church & Dwight Co., Inc.	0.6
Cimarex Energy Co.	0.6

Top Sectors

% of Market Value of Total Long-Term Investments
Financials	24.6
Industrials	16.6
Information Technology	15.4
Consumer Discretionary	13.7
Health Care	8.7
Materials	6.9
Energy	5.6
Utilities	4.2
Consumer Staples	3.9
Telecommunication Services	0.4

MSF-2

Metropolitan Series Fund

MetLife Mid Cap Stock Index Portfolio

Understanding Your Portfolio’s Expenses

Shareholder Expense Example

As a shareholder of the Portfolio, you incur ongoing costs, including management fees; distribution and service (12b-1) fees; and other Portfolio expenses. This example is intended to help you understand your ongoing costs (in dollars) (referred to as “expenses”) of investing in the Portfolio and compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period, July 1, 2013 through December 31, 2013.

Actual Expenses

The first line for each share class of the Portfolio in the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested in the particular share class of the Portfolio, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line for each share class of the Portfolio in the table below provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any fees or charges of your variable insurance product or any additional expenses that participants in certain eligible qualified plans may bear relating to the operations of their plan. Therefore, the second line for each share class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these other costs were included, your costs would have been higher.

MetLife Mid Cap Stock Index Portfolio		Annualized Expense Ratio	Beginning Account Value July 1, 2013	Ending Account Value December 31, 2013	Expenses Paid During Period** July 1, 2013 to December 31, 2013
Class A(a)	Actual	0.29%	$1,000.00	$1,164.00	$1.58
	Hypothetical*	0.29%	$1,000.00	$1,023.74	$1.48

Class B(a)	Actual	0.54%	$1,000.00	$1,162.40	$2.94
	Hypothetical*	0.54%	$1,000.00	$1,022.48	$2.75

Class E(a)	Actual	0.44%	$1,000.00	$1,163.10	$2.40
	Hypothetical*	0.44%	$1,000.00	$1,022.99	$2.24

Class G(a)	Actual	0.59%	$1,000.00	$1,161.90	$3.22
	Hypothetical*	0.59%	$1,000.00	$1,022.23	$3.01

* Hypothetical assumes a rate of return of 5% per year before expenses.

** Expenses paid are equal to the Portfolio’s annualized expense ratio for the most recent six month period, as shown above, multiplied by the average account value over the period, multiplied by the number of days (184 days) in the most recent fiscal half-year, divided by 365 (to reflect the one-half year period).

(a) The annualized expense ratio shown reflects the impact of the management fee waiver as described in Note 6 of the Notes to Financial Statements.

MSF-3

Metropolitan Series Fund

MetLife Mid Cap Stock Index Portfolio

Schedule of Investments as of December 31, 2013

Common Stocks—94.7% of Net Assets

Security Description	Shares	Value

Aerospace & Defense—1.7%
Alliant Techsystems, Inc.	17,818	$2,168,094
BE Aerospace, Inc. (a)	55,099	4,795,266
Esterline Technologies Corp. (a)	17,554	1,789,806
Exelis, Inc.	105,358	2,008,123
Huntington Ingalls Industries, Inc.	27,624	2,486,436
Triumph Group, Inc.	29,123	2,215,387

		15,463,112

Air Freight & Logistics—0.1%
UTi Worldwide, Inc.	50,988	895,349

Airlines—0.4%
Alaska Air Group, Inc.	38,881	2,852,699
JetBlue Airways Corp. (a) (b)	121,633	1,039,962

		3,892,661

Auto Components—0.3%
Gentex Corp.	80,975	2,671,365

Automobiles—0.2%
Thor Industries, Inc.	25,048	1,383,401

Biotechnology—0.6%
Cubist Pharmaceuticals, Inc. (a) (b)	41,436	2,853,697
United Therapeutics Corp. (a) (b)	25,854	2,923,571

		5,777,268

Building Products—1.0%
AO Smith Corp.	42,873	2,312,570
Fortune Brands Home & Security, Inc.	92,995	4,249,871
Lennox International, Inc.	25,483	2,167,584

		8,730,025

Capital Markets—2.6%
Affiliated Managers Group, Inc. (a)	29,642	6,428,757
Apollo Investment Corp.	125,740	1,066,275
Eaton Vance Corp. (b)	67,893	2,905,142
Federated Investors, Inc. - Class B (b)	52,699	1,517,731
Greenhill & Co., Inc. (b)	14,604	846,156
Janus Capital Group, Inc. (b)	83,586	1,033,959
Raymond James Financial, Inc.	68,959	3,598,970
SEI Investments Co.	80,180	2,784,651
Waddell & Reed Financial, Inc. - Class A	47,789	3,112,020

		23,293,661

Chemicals—2.7%
Albemarle Corp.	45,542	2,886,907
Ashland, Inc.	40,331	3,913,720
Cabot Corp.	33,349	1,714,139
Cytec Industries, Inc.	19,841	1,848,388
Intrepid Potash, Inc. (a) (b)	30,944	490,153
Minerals Technologies, Inc.	19,264	1,157,189
NewMarket Corp. (b)	6,382	2,132,545
Olin Corp. (b)	44,518	1,284,344
RPM International, Inc.	74,381	3,087,555

Chemicals—(Continued)
Scotts Miracle-Gro Co. (The) - Class A	24,581	1,529,430
Sensient Technologies Corp.	28,006	1,358,851
Valspar Corp. (The)	45,101	3,215,250

		24,618,471

Commercial Banks—4.4%
Associated Banc-Corp.	90,933	1,582,234
BancorpSouth, Inc. (b)	46,878	1,191,639
Bank of Hawaii Corp. (b)	24,910	1,473,177
Cathay General Bancorp	41,136	1,099,565
City National Corp.	26,482	2,097,904
Commerce Bancshares, Inc.	45,588	2,047,337
Cullen/Frost Bankers, Inc. (b)	29,448	2,191,815
East West Bancorp, Inc.	77,063	2,694,893
First Horizon National Corp. (b)	132,223	1,540,398
First Niagara Financial Group, Inc.	198,041	2,103,195
FirstMerit Corp.	92,344	2,052,807
Fulton Financial Corp.	107,673	1,408,363
Hancock Holding Co.	45,939	1,685,042
International Bancshares Corp.	31,960	843,424
Prosperity Bancshares, Inc. (b)	31,735	2,011,682
Signature Bank (a)	26,458	2,842,118
SVB Financial Group (a)	25,550	2,679,173
Synovus Financial Corp.	543,966	1,958,278
TCF Financial Corp. (b)	92,240	1,498,900
Trustmark Corp.	37,590	1,008,916
Valley National Bancorp (b)	111,689	1,130,293
Webster Financial Corp.	50,545	1,575,993
Westamerica Bancorp (b)	14,899	841,198

		39,558,344

Commercial Services & Supplies—1.7%
Brink’s Co. (The)	27,005	921,951
Clean Harbors, Inc. (a) (b)	30,884	1,851,805
Copart, Inc. (a)	62,515	2,291,175
Deluxe Corp.	28,254	1,474,576
Herman Miller, Inc.	32,999	974,130
HNI Corp.	25,318	983,098
Mine Safety Appliances Co.	17,687	905,751
Rollins, Inc.	35,911	1,087,744
RR Donnelley & Sons Co.	101,659	2,061,645
Waste Connections, Inc. (b)	69,123	3,015,836

		15,567,711

Communications Equipment—0.9%
ADTRAN, Inc. (b)	32,276	871,775
Ciena Corp. (a) (b)	57,706	1,380,905
InterDigital, Inc.	23,046	679,626
JDS Uniphase Corp. (a)	130,269	1,690,892
Plantronics, Inc.	24,491	1,137,607
Polycom, Inc. (a) (b)	79,970	898,063
Riverbed Technology, Inc. (a)	90,591	1,637,885

		8,296,753

See accompanying notes to financial statements.

MSF-4

Metropolitan Series Fund

MetLife Mid Cap Stock Index Portfolio

Schedule of Investments as of December 31, 2013

Common Stocks—(Continued)

Security Description	Shares	Value

Computers & Peripherals—1.2%
3D Systems Corp. (a) (b)	53,480	$4,969,897
Diebold, Inc. (b)	35,716	1,178,985
Lexmark International, Inc. - Class A	34,743	1,234,071
NCR Corp. (a)	93,099	3,170,952

		10,553,905

Construction & Engineering—0.8%
AECOM Technology Corp. (a)	54,934	1,616,708
Granite Construction, Inc.	20,229	707,610
KBR, Inc.	82,877	2,642,948
URS Corp.	41,897	2,220,122

		7,187,388

Construction Materials—0.5%
Eagle Materials, Inc.	27,936	2,163,085
Martin Marietta Materials, Inc.	25,876	2,586,047

		4,749,132

Containers & Packaging—1.6%
Aptargroup, Inc.	36,844	2,498,392
Greif, Inc. - Class A	17,036	892,686
Packaging Corp. of America	54,873	3,472,363
Rock-Tenn Co. - Class A	40,305	4,232,428
Silgan Holdings, Inc.	24,481	1,175,578
Sonoco Products Co.	57,041	2,379,751

		14,651,198

Distributors—0.6%
LKQ Corp. (a)	168,193	5,533,550

Diversified Consumer Services—0.8%
Apollo Group, Inc. - Class A (a)	55,846	1,525,713
DeVry, Inc. (b)	31,853	1,130,781
Matthews International Corp. - Class A (b)	15,264	650,399
Service Corp. International	118,589	2,150,019
Sotheby’s	38,442	2,045,114

		7,502,026

Diversified Financial Services—0.6%
CBOE Holdings, Inc.	48,786	2,534,921
MSCI, Inc. (a)	66,246	2,896,275

		5,431,196

Diversified Telecommunication Services—0.3%
tw telecom, Inc. (a)	80,603	2,455,973

Electric Utilities—1.5%
Cleco Corp.	33,822	1,576,781
Great Plains Energy, Inc.	85,897	2,082,143
Hawaiian Electric Industries, Inc. (b)	55,728	1,452,272
IDACORP, Inc.	28,105	1,456,963
OGE Energy Corp.	111,032	3,763,985
PNM Resources, Inc.	44,565	1,074,908
Westar Energy, Inc. (b)	71,141	2,288,606

		13,695,658

Electrical Equipment—0.9%
Acuity Brands, Inc.	24,020	2,625,866
General Cable Corp. (b)	27,839	818,745
Hubbell, Inc. - Class B	30,095	3,277,346
Regal-Beloit Corp.	25,215	1,858,850

		8,580,807

Electronic Equipment, Instruments & Components—2.0%
Arrow Electronics, Inc. (a)	56,364	3,057,747
Avnet, Inc.	76,970	3,395,147
Ingram Micro, Inc. - Class A (a)	86,242	2,023,237
Itron, Inc. (a) (b)	21,903	907,441
National Instruments Corp.	54,619	1,748,901
Tech Data Corp. (a)	21,127	1,090,153
Trimble Navigation, Ltd. (a)	144,259	5,005,787
Vishay Intertechnology, Inc. (a) (b)	75,805	1,005,174

		18,233,587

Energy Equipment & Services—2.7%
Atwood Oceanics, Inc. (a)	32,258	1,722,255
CARBO Ceramics, Inc. (b)	11,104	1,293,949
Dresser-Rand Group, Inc. (a)	42,683	2,545,187
Dril-Quip, Inc. (a)	22,768	2,502,886
Helix Energy Solutions Group, Inc. (a)	55,050	1,276,059
Oceaneering International, Inc.	60,535	4,775,001
Oil States International, Inc. (a)	30,858	3,138,876
Patterson-UTI Energy, Inc.	80,694	2,043,172
Superior Energy Services, Inc. (a)	89,228	2,374,357
Tidewater, Inc.	27,742	1,644,269
Unit Corp. (a)	24,452	1,262,212

		24,578,223

Food & Staples Retailing—0.5%
Harris Teeter Supermarkets, Inc.	27,669	1,365,465
SUPERVALU, Inc. (a) (b)	110,332	804,320
United Natural Foods, Inc. (a)	27,679	2,086,720

		4,256,505

Food Products—2.3%
Dean Foods Co. (a)	52,818	907,941
Flowers Foods, Inc.	98,001	2,104,082
Green Mountain Coffee Roasters, Inc. (a) (b)	73,373	5,545,531
Hain Celestial Group, Inc. (The) (a)	26,737	2,427,185
Hillshire Brands Co.	68,824	2,301,475
Ingredion, Inc.	42,901	2,937,002
Lancaster Colony Corp. (b)	10,838	955,370
Post Holdings, Inc. (a)	18,289	901,099
Tootsie Roll Industries, Inc. (b)	11,329	368,646
WhiteWave Foods Co. - Class A (a)	97,030	2,225,868

		20,674,199

Gas Utilities—1.3%
Atmos Energy Corp.	50,864	2,310,243
National Fuel Gas Co. (b)	46,825	3,343,305
Questar Corp.	97,949	2,251,847
UGI Corp.	63,836	2,646,641

See accompanying notes to financial statements.

MSF-5

Metropolitan Series Fund

MetLife Mid Cap Stock Index Portfolio

Schedule of Investments as of December 31, 2013

Common Stocks—(Continued)

Security Description	Shares	Value

Gas Utilities—(Continued)
WGL Holdings, Inc.	28,948	$1,159,657

		11,711,693

Health Care Equipment & Supplies—2.3%
Cooper Cos., Inc. (The)	27,386	3,391,482
Hill-Rom Holdings, Inc.	32,824	1,356,944
Hologic, Inc. (a) (b)	152,812	3,415,348
IDEXX Laboratories, Inc. (a) (b)	29,034	3,088,347
Masimo Corp. (a) (b)	28,782	841,298
ResMed, Inc. (b)	79,493	3,742,531
STERIS Corp.	32,939	1,582,719
Teleflex, Inc. (b)	23,021	2,160,751
Thoratec Corp. (a)	31,874	1,166,588

		20,746,008

Health Care Providers & Services—3.0%
Community Health Systems, Inc. (a)	53,136	2,086,651
Health Management Associates, Inc. - Class A (a)	147,982	1,938,564
Health Net, Inc. (a)	44,484	1,319,840
Henry Schein, Inc. (a) (b) (c)	48,035	5,488,479
LifePoint Hospitals, Inc. (a)	26,305	1,389,956
MEDNAX, Inc. (a)	56,278	3,004,120
Omnicare, Inc.	57,616	3,477,702
Owens & Minor, Inc. (b)	35,315	1,291,116
Universal Health Services, Inc. - Class B	50,033	4,065,682
VCA Antech, Inc. (a)	49,654	1,557,149
WellCare Health Plans, Inc. (a)	24,452	1,721,910

		27,341,169

Health Care Technology—0.3%
Allscripts Healthcare Solutions, Inc. (a)	88,861	1,373,791
HMS Holdings Corp. (a) (b)	49,388	1,122,589

		2,496,380

Hotels, Restaurants & Leisure—1.5%
Bally Technologies, Inc. (a) (b)	21,804	1,710,524
Bob Evans Farms, Inc.	15,261	772,054
Brinker International, Inc. (b)	37,500	1,737,750
Cheesecake Factory, Inc. (The)	26,921	1,299,477
Domino’s Pizza, Inc.	31,174	2,171,269
International Speedway Corp. - Class A	15,611	554,034
Life Time Fitness, Inc. (a) (b)	21,947	1,031,509
Panera Bread Co. - Class A (a) (b)	14,971	2,645,226
Scientific Games Corp. - Class A (a)	27,171	460,005
Wendy’s Co. (The) (b)	157,779	1,375,833

		13,757,681

Household Durables—1.7%
Jarden Corp. (a)	66,927	4,105,972
KB Home (b)	46,416	848,485
MDC Holdings, Inc. (b)	21,875	705,250
NVR, Inc. (a)	2,341	2,401,889
Tempur Sealy International, Inc. (a) (b)	33,841	1,826,060
Toll Brothers, Inc. (a)	88,922	3,290,114

Household Durables—(Continued)
Tupperware Brands Corp. (b)	28,346	2,679,547

		15,857,317

Household Products—1.0%
Church & Dwight Co., Inc.	77,684	5,148,895
Energizer Holdings, Inc.	34,841	3,771,190

		8,920,085

Industrial Conglomerates—0.3%
Carlisle Cos., Inc.	35,585	2,825,449

Insurance—4.7%
Alleghany Corp. (a)	9,381	3,752,025
American Financial Group, Inc.	39,999	2,308,742
Arthur J. Gallagher & Co.	73,594	3,453,766
Aspen Insurance Holdings, Ltd.	36,716	1,516,738
Brown & Brown, Inc.	66,720	2,094,341
Everest Re Group, Ltd.	26,801	4,177,472
Fidelity National Financial, Inc. - Class A	139,716	4,533,784
First American Financial Corp. (b)	59,139	1,667,720
Hanover Insurance Group, Inc. (The)	24,539	1,465,224
HCC Insurance Holdings, Inc.	56,061	2,586,655
Kemper Corp.	28,661	1,171,662
Mercury General Corp.	20,295	1,008,864
Old Republic International Corp.	135,283	2,336,337
Primerica, Inc.	30,676	1,316,307
Protective Life Corp.	43,958	2,226,912
Reinsurance Group of America, Inc.	39,492	3,057,076
StanCorp Financial Group, Inc.	24,614	1,630,678
W.R. Berkley Corp.	61,206	2,655,728

		42,960,031

Internet & Catalog Retail—0.1%
HSN, Inc.	18,639	1,161,210

Internet Software & Services—1.1%
AOL, Inc. (a)	43,904	2,046,804
Equinix, Inc. (a) (b)	27,850	4,941,983
Rackspace Hosting, Inc. (a) (b)	64,144	2,509,955
ValueClick, Inc. (a) (b)	35,108	820,474

		10,319,216

IT Services—3.1%
Acxiom Corp. (a)	42,027	1,554,158
Broadridge Financial Solutions, Inc.	66,681	2,635,233
Convergys Corp.	56,908	1,197,913
CoreLogic, Inc. (a)	52,435	1,863,016
DST Systems, Inc.	16,516	1,498,662
Gartner, Inc. (a)	51,573	3,664,262
Global Payments, Inc.	40,781	2,650,357
Jack Henry & Associates, Inc.	47,883	2,835,152
Leidos Holdings, Inc. (b)	40,747	1,894,328
Lender Processing Services, Inc.	47,791	1,786,428
ManTech International Corp. - Class A (b)	13,309	398,338
NeuStar, Inc. - Class A (a)	35,035	1,746,845

See accompanying notes to financial statements.

MSF-6

Metropolitan Series Fund

MetLife Mid Cap Stock Index Portfolio

Schedule of Investments as of December 31, 2013

Common Stocks—(Continued)

Security Description	Shares	Value

IT Services—(Continued)
Science Applications International Corp. (b)	23,311	$770,895
VeriFone Systems, Inc. (a)	61,116	1,639,131
WEX, Inc. (a)	21,751	2,154,002

		28,288,720

Leisure Equipment & Products—0.8%
Brunswick Corp.	50,884	2,343,717
Polaris Industries, Inc. (b)	36,042	5,249,157

		7,592,874

Life Sciences Tools & Services—1.3%
Bio-Rad Laboratories, Inc. - Class A (a)	11,238	1,389,129
Charles River Laboratories International, Inc. (a)	26,921	1,427,890
Covance, Inc. (a) (c)	31,426	2,767,374
Mettler-Toledo International, Inc. (a)	16,609	4,029,177
Techne Corp.	18,564	1,757,454

		11,371,024

Machinery—5.3%
AGCO Corp.	50,658	2,998,447
CLARCOR, Inc.	28,018	1,802,958
Crane Co.	27,329	1,837,875
Donaldson Co., Inc.	75,270	3,271,234
Graco, Inc.	34,259	2,676,313
Harsco Corp.	45,132	1,265,050
IDEX Corp.	45,385	3,351,682
ITT Corp.	50,745	2,203,348
Kennametal, Inc.	43,875	2,284,571
Lincoln Electric Holdings, Inc.	45,663	3,257,599
Nordson Corp.	33,777	2,509,631
Oshkosh Corp.	48,336	2,435,168
SPX Corp.	25,375	2,527,604
Terex Corp.	62,327	2,617,111
Timken Co.	44,477	2,449,348
Trinity Industries, Inc.	43,691	2,382,033
Valmont Industries, Inc. (b)	14,987	2,234,862
Wabtec Corp.	53,882	4,001,816
Woodward, Inc.	33,905	1,546,407

		47,653,057

Marine—0.4%
Kirby Corp. (a) (b)	31,761	3,152,279
Matson, Inc.	23,967	625,779

		3,778,058

Media—1.3%
AMC Networks, Inc. - Class A (a)	33,161	2,258,596
Cinemark Holdings, Inc.	58,074	1,935,606
DreamWorks Animation SKG, Inc. - Class A (a) (b)	39,849	1,414,639
John Wiley & Sons, Inc. - Class A (b)	25,918	1,430,674
Lamar Advertising Co. - Class A (a)	36,535	1,908,954
Meredith Corp.	20,759	1,075,316
New York Times Co. (The) - Class A (b)	70,383	1,116,978

Media—(Continued)
Valassis Communications, Inc. (b)	21,534	737,540

		11,878,303

Metals & Mining—1.5%
Carpenter Technology Corp.	29,637	1,843,422
Commercial Metals Co.	65,473	1,331,066
Compass Minerals International, Inc.	18,730	1,499,337
Reliance Steel & Aluminum Co.	43,273	3,281,824
Royal Gold, Inc. (b)	36,429	1,678,284
Steel Dynamics, Inc.	124,197	2,426,809
Worthington Industries, Inc.	29,638	1,247,167

		13,307,909

Multi-Utilities—1.0%
Alliant Energy Corp.	62,072	3,202,915
Black Hills Corp.	24,889	1,306,921
MDU Resources Group, Inc.	105,648	3,227,547
Vectren Corp.	46,080	1,635,840

		9,373,223

Multiline Retail—0.3%
Big Lots, Inc. (a)	32,612	1,053,041
J.C. Penney Co., Inc. (a) (b)	170,433	1,559,462

		2,612,503

Office Electronics—0.2%
Zebra Technologies Corp. - Class A (a)	28,124	1,520,946

Oil, Gas & Consumable Fuels—2.7%
Alpha Natural Resources, Inc. (a) (b)	123,622	882,661
Bill Barrett Corp. (a) (b)	27,407	733,959
Cimarex Energy Co.	48,590	5,097,577
Energen Corp.	40,667	2,877,190
Gulfport Energy Corp. (a)	47,044	2,970,829
HollyFrontier Corp.	111,176	5,524,335
Rosetta Resources, Inc. (a)	34,279	1,646,763
SM Energy Co.	37,479	3,114,880
World Fuel Services Corp. (b)	40,429	1,744,916

		24,593,110

Paper & Forest Products—0.3%
Domtar Corp.	18,127	1,710,101
Louisiana-Pacific Corp. (a)	78,955	1,461,457

		3,171,558

Pharmaceuticals—1.0%
Endo Health Solutions, Inc. (a)	64,251	4,334,372
Mallinckrodt plc (a) (b)	32,281	1,687,005
Salix Pharmaceuticals, Ltd. (a)	35,191	3,165,079

		9,186,456

Professional Services—1.2%
Corporate Executive Board Co. (The)	18,805	1,456,071
FTI Consulting, Inc. (a)	22,501	925,691
Manpowergroup, Inc.	44,196	3,794,669

See accompanying notes to financial statements.

MSF-7

Metropolitan Series Fund

MetLife Mid Cap Stock Index Portfolio

Schedule of Investments as of December 31, 2013

Common Stocks—(Continued)

Security Description	Shares	Value

Professional Services—(Continued)
Towers Watson & Co. - Class A	36,116	$4,608,763

		10,785,194

Real Estate Investment Trusts—7.9%
Alexandria Real Estate Equities, Inc.	40,075	2,549,571
American Campus Communities, Inc.	58,625	1,888,311
BioMed Realty Trust, Inc.	107,484	1,947,610
BRE Properties, Inc.	43,186	2,362,706
Camden Property Trust	47,729	2,714,825
Corporate Office Properties Trust	48,888	1,158,157
Corrections Corp. of America	64,815	2,078,617
Duke Realty Corp.	182,276	2,741,431
Equity One, Inc.	35,404	794,466
Essex Property Trust, Inc.	21,282	3,054,180
Extra Space Storage, Inc.	61,524	2,592,006
Federal Realty Investment Trust	36,390	3,690,310
Highwoods Properties, Inc.	50,304	1,819,496
Home Properties, Inc.	31,829	1,706,671
Hospitality Properties Trust	82,990	2,243,220
Kilroy Realty Corp. (b)	45,915	2,304,015
Liberty Property Trust	82,015	2,777,848
Mack-Cali Realty Corp.	49,247	1,057,825
Mid-America Apartment Communities, Inc.	41,836	2,541,119
National Retail Properties, Inc. (b)	68,178	2,067,839
Omega Healthcare Investors, Inc.	68,550	2,042,790
Potlatch Corp.	22,676	946,496
Rayonier, Inc.	70,639	2,973,902
Realty Income Corp. (b)	115,323	4,305,007
Regency Centers Corp.	51,656	2,391,673
Senior Housing Properties Trust	105,278	2,340,330
SL Green Realty Corp.	53,073	4,902,884
Taubman Centers, Inc.	35,558	2,272,867
UDR, Inc.	140,285	3,275,655
Weingarten Realty Investors (b)	62,766	1,721,044

		71,262,871

Real Estate Management & Development—0.4%
Alexander & Baldwin, Inc.	23,881	996,554
Jones Lang LaSalle, Inc.	24,862	2,545,620

		3,542,174

Road & Rail—1.3%
Con-way, Inc.	31,830	1,263,969
Genesee & Wyoming, Inc. - Class A (a)	28,428	2,730,509
J.B. Hunt Transport Services, Inc.	51,433	3,975,771
Landstar System, Inc.	25,578	1,469,456
Old Dominion Freight Line, Inc. (a)	39,049	2,070,378
Werner Enterprises, Inc. (b)	25,561	632,124

		12,142,207

Semiconductors & Semiconductor Equipment—2.3%
Advanced Micro Devices, Inc. (a) (b)	344,161	1,331,903
Atmel Corp. (a) (c)	238,268	1,865,638
Cree, Inc. (a) (b)	67,532	4,225,477
Cypress Semiconductor Corp. (a) (b)	77,776	816,648

Semiconductors & Semiconductor Equipment—(Continued)
Fairchild Semiconductor International, Inc. (a)	71,059	948,638
Integrated Device Technology, Inc. (a)	77,150	786,159
International Rectifier Corp. (a)	39,781	1,037,091
Intersil Corp. - Class A	71,437	819,382
RF Micro Devices, Inc. (a)	157,969	815,120
Semtech Corp. (a)	38,403	970,828
Silicon Laboratories, Inc. (a)	22,196	961,309
Skyworks Solutions, Inc. (a)	105,037	2,999,857
SunEdison, Inc. (a) (b)	137,229	1,790,838
Teradyne, Inc. (a) (b)	107,204	1,888,934

		21,257,822

Software—4.2%
ACI Worldwide, Inc. (a)	21,567	1,401,855
Advent Software, Inc. (b)	22,556	789,234
ANSYS, Inc. (a)	51,842	4,520,622
Cadence Design Systems, Inc. (a)	160,989	2,257,066
CommVault Systems, Inc. (a)	24,867	1,862,041
Compuware Corp.	121,177	1,358,394
Concur Technologies, Inc. (a) (b)	26,343	2,718,071
FactSet Research Systems, Inc. (b)	22,429	2,435,341
Fair Isaac Corp.	19,340	1,215,326
Informatica Corp. (a)	60,712	2,519,548
Mentor Graphics Corp.	54,504	1,311,911
MICROS Systems, Inc. (a) (b)	42,120	2,416,424
PTC, Inc. (a)	66,856	2,366,034
Rovi Corp. (a)	57,174	1,125,756
SolarWinds, Inc. (a)	36,580	1,383,821
Solera Holdings, Inc.	38,526	2,726,100
Synopsys, Inc. (a)	86,389	3,504,802
TIBCO Software, Inc. (a)	85,751	1,927,683

		37,840,029

Specialty Retail—4.4%
Aaron’s, Inc.	42,672	1,254,557
Abercrombie & Fitch Co. - Class A	42,741	1,406,606
Advance Auto Parts, Inc.	40,749	4,510,099
American Eagle Outfitters, Inc. (b)	94,920	1,366,848
ANN, Inc. (a)	25,692	939,300
Ascena Retail Group, Inc. (a)	72,034	1,524,239
Cabela’s, Inc. (a) (b)	26,069	1,737,760
Chico’s FAS, Inc.	88,843	1,673,802
CST Brands, Inc. (b)	42,297	1,553,146
Dick’s Sporting Goods, Inc.	57,005	3,311,990
Foot Locker, Inc.	83,081	3,442,877
Guess?, Inc. (b)	33,243	1,032,860
Murphy USA, Inc. (a)	24,844	1,032,517
Office Depot, Inc. (a)	267,031	1,412,594
Rent-A-Center, Inc.	29,945	998,366
Signet Jewelers, Ltd.	44,880	3,532,056
Tractor Supply Co.	78,098	6,058,843
Williams-Sonoma, Inc.	49,797	2,902,169

		39,690,629

See accompanying notes to financial statements.

MSF-8

Metropolitan Series Fund

MetLife Mid Cap Stock Index Portfolio

Schedule of Investments as of December 31, 2013

Common Stocks—(Continued)

Security Description	Shares/ Principal Amount*	Value

Textiles, Apparel & Luxury Goods—1.3%
Carter’s, Inc.	30,507	$2,190,097
Deckers Outdoor Corp. (a) (b)	19,323	1,632,021
Hanesbrands, Inc.	55,451	3,896,542
Under Armour, Inc. - Class A (a) (b)	44,917	3,921,254

		11,639,914

Thrifts & Mortgage Finance—0.7%
Astoria Financial Corp.	47,016	650,231
New York Community Bancorp, Inc. (b)	246,661	4,156,238
Washington Federal, Inc.	56,947	1,326,296

		6,132,765

Tobacco—0.1%
Universal Corp. (b)	12,989	709,199

Trading Companies & Distributors—1.0%
GATX Corp.	25,848	1,348,490
MSC Industrial Direct Co., Inc. - Class A	26,964	2,180,579
United Rentals, Inc. (a) (b)	52,164	4,066,184
Watsco, Inc.	15,153	1,455,597

		9,050,850

Water Utilities—0.3%
Aqua America, Inc. (b)	98,867	2,332,273

Wireless Telecommunication Services—0.2%
Telephone & Data Systems, Inc.	55,236	1,423,984

Total Common Stocks (Cost $575,785,037)		858,465,359

Investment Company Security—2.7%
SPDR S&P MidCap 400 ETF Trust (Cost $22,527,389)	101,500	24,786,300

Short-Term Investments—18.1%

Discount Notes—1.4%
Federal Home Loan Bank
0.010%, 01/03/14 (d)	525,000	525,000
0.030%, 02/26/14 (d)	475,000	474,978
0.051%, 02/26/14 (d)	500,000	499,961
0.061%, 01/22/14 (d)	600,000	599,979
0.076%, 02/26/14 (d)	200,000	199,977
0.081%, 03/12/14 (d)	325,000	324,949
0.091%, 03/12/14 (d)	1,925,000	1,924,663
0.096%, 03/12/14 (d)	150,000	149,972
0.122%, 01/22/14 (d)	500,000	499,965
0.132%, 01/22/14 (d)	150,000	149,989
0.142%, 01/22/14 (d)	425,000	424,965
Federal Home Loan Mortgage Corp.
0.041%, 01/22/14 (d)	1,100,000	1,099,974
0.051%, 01/15/14 (d)	1,025,000	1,024,980
0.051%, 01/22/14 (d)	2,350,000	2,349,932
0.061%, 01/22/14 (d)	275,000	274,990

Discount Notes—(Continued)
0.066%, 02/24/14 (d)	750,000	$749,927
0.086%, 01/15/14 (d)	125,000	124,996
0.091%, 01/15/14 (d)	725,000	724,975
0.132%, 02/24/14 (d)	375,000	374,927

		12,499,099

Mutual Fund—15.4%
State Street Navigator Securities Lending MET Portfolio (e)	140,209,100	140,209,100

U.S. Treasury—1.3%
U.S. Treasury Bills
0.046%, 05/15/14 (d)	1,375,000	1,374,770
0.051%, 05/15/14 (d)	175,000	174,967
0.063%, 05/15/14 (d)	2,250,000	2,249,481
0.077%, 05/15/14 (d)	150,000	149,958
0.077%, 05/15/14 (d)	1,550,000	1,549,561
0.078%, 05/15/14 (d)	325,000	324,907
0.084%, 05/15/14 (d)	4,500,000	4,498,618
0.086%, 05/15/14 (d)	1,175,000	1,174,628

		11,496,890

Total Short-Term Investments (Cost $164,205,089)		164,205,089

Total Investments—115.5% (Cost $762,517,515) (f)		1,047,456,748
Other assets and liabilities (net)—(15.5)%		(140,675,718)

Net Assets—100.0%		$906,781,030

*	Principal amount stated in U.S. dollars unless otherwise noted.
(a)	Non-income producing security.
(b)	All or a portion of the security was held on loan. As of December 31, 2013, the market value of securities loaned was $138,225,637 and the collateral received consisted of cash in the amount of $140,209,100 and non-cash collateral with a value of $757,895. The cash collateral is invested in a money market fund managed by an affiliate of the custodian. The non-cash collateral received consists primarily of government securities and bank letters of credit, and is held for the benefit of the Portfolio at the Portfolio’s custodian. The Portfolio cannot repledge or resell this collateral. As such, this collateral is excluded from the Statement of Assets and Liabilities.
(c)	All or a portion of the security was pledged as collateral against open futures contracts. As of December 31, 2013, the market value of securities pledged was $4,872,340.
(d)	The rate shown represents the discount rate at the time of purchase by the Portfolio.
(e)	Represents investment of cash collateral received from securities lending transactions.
(f)	As of December 31, 2013, the aggregate cost of investments for federal income tax purposes was $767,457,368. The aggregate unrealized appreciation and depreciation of investments were $302,115,747 and $(22,116,367), respectively, resulting in net unrealized appreciation of $279,999,380 for federal income tax purposes.
(ETF)—	Exchange-Traded Fund

See accompanying notes to financial statements.

MSF-9

Metropolitan Series Fund

MetLife Mid Cap Stock Index Portfolio

Schedule of Investments as of December 31, 2013

Futures Contracts

Futures Contracts—Long	Expiration Date	Number of Contracts	Notional Amount		Unrealized Appreciation
S&P Midcap 400 E-Mini Index Futures	03/21/14	170	USD	22,340,786	$429,014

(USD)—	United States Dollar

Fair Value Hierarchy

Accounting principles generally accepted in the United States of America (“GAAP”) define fair market value as the price that the Portfolio would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. It establishes a fair value hierarchy that prioritizes inputs to valuation methods and requires disclosure of the fair value hierarchy that segregates fair value measurements into three levels. Levels 1, 2 and 3 of the fair value hierarchy are defined as follows:

Level 1 - unadjusted quoted prices in active markets for identical investments

Level 2 - other significant observable inputs (including, but not limited to, unadjusted quoted prices for similar investments in markets that are either active or inactive; inputs other than quoted prices that are observable such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks, default rates, etc.)

Level 3 - significant unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are unavailable (including the Portfolio’s own assumptions in determining the fair value of investments)

The inputs or methodologies used for valuing investments are not necessarily an indication of the risk associated with investing in them. Changes to the inputs or methodologies used may result in transfers between levels, which will be recognized as of the beginning of the reporting period. Information on transfers between Level 1 and Level 2, if any, will be disclosed following the fair value hierarchy table below. A reconciliation of Level 3 securities, if any, will also be disclosed following the fair value hierarchy table. For more information about the Portfolio’s policy regarding the valuation of investments, please refer to the Notes to Financial Statements.

The following table summarizes the fair value hierarchy of the Portfolio’s investments as of December 31, 2013:

Description	Level 1	Level 2	Level 3	Total
Total Common Stocks*	$858,465,359	$—	$—	$858,465,359
Total Investment Company Security	24,786,300	—	—	24,786,300
Short-Term Investments
Discount Notes	—	12,499,099	—	12,499,099
Mutual Fund	140,209,100	—	—	140,209,100
U.S. Treasury	—	11,496,890	—	11,496,890
Total Short-Term Investments	140,209,100	23,995,989	—	164,205,089
Total Investments	$1,023,460,759	$23,995,989	$—	$1,047,456,748

Collateral for Securities Loaned (Liability)	$—	$(140,209,100)	$—	$(140,209,100)
Futures Contracts
Futures Contracts (Unrealized Appreciation)	$429,014	$—	$—	$429,014

*	See Schedule of Investments for additional detailed categorizations.

See accompanying notes to financial statements.

MSF-10

Metropolitan Series Fund

MetLife Mid Cap Stock Index Portfolio

Statement of Assets and Liabilities

December 31, 2013

Assets
Investments at value (a)(b)	$1,047,456,748
Cash	6,878
Receivable for:
Investments sold	971,863
Fund shares sold	212,458
Dividends	870,268
Variation margin on futures contracts	59,500
Prepaid expenses	412

Total Assets	1,049,578,127
Liabilities
Collateral for securities loaned	140,209,100
Payables for:
Investments purchased	1,462,860
Fund shares redeemed	676,257
Accrued Expenses:
Management fees	186,413
Distribution and service fees	111,940
Deferred trustees’ fees	48,554
Other expenses	101,973

Total Liabilities	142,797,097

Net Assets	$906,781,030

Net assets consist of:
Paid in surplus	$575,701,507
Undistributed net investment income	8,012,162
Accumulated net realized gain	37,699,114
Unrealized appreciation on investments and futures contracts	285,368,247

Net Assets	$906,781,030

Net Assets
Class A	$370,049,735
Class B	388,420,994
Class E	44,974,310
Class G	103,335,991
Capital Shares Outstanding*
Class A	20,056,659
Class B	21,288,213
Class E	2,453,258
Class G	5,689,730
Net Asset Value, Offering Price and Redemption Price Per Share
Class A	$18.45
Class B	18.25
Class E	18.33
Class G	18.16

*	The Portfolio is authorized to issue an unlimited number of shares.
(a)	Identified cost of investments was $762,517,515.
(b)	Includes securities loaned at value of $138,225,637.

Statement of Operations

Year Ended December 31, 2013

Investment Income
Dividends	$10,598,996
Interest	18,103
Securities lending income	514,457

Total investment income	11,131,556
Expenses
Management fees	2,016,734
Administration fees	14,945
Custodian and accounting fees	82,696
Distribution and service fees—Class B	880,100
Distribution and service fees—Class E	63,046
Distribution and service fees—Class G	282,377
Audit and tax services	37,723
Legal	27,755
Trustees’ fees and expenses	35,359
Shareholder reporting	148,030
Insurance	1,556
Miscellaneous	32,567

Total expenses	3,622,888
Less management fee waiver	(15,335)

Net expenses	3,607,553

Net Investment Income	7,524,003

Net Realized and Unrealized Gain
Net realized gain on:
Investments	39,169,764
Futures contracts	5,358,470

Net realized gain	44,528,234

Net change in unrealized appreciation on:
Investments	173,450,433
Futures contracts	274,806

Net change in unrealized appreciation	173,725,239

Net realized and unrealized gain	218,253,473

Net Increase in Net Assets From Operations	$225,777,476

See accompanying notes to financial statements.

MSF-11

Metropolitan Series Fund

MetLife Mid Cap Stock Index Portfolio

Statements of Changes in Net Assets

	Year Ended December 31, 2013	Year Ended December 31, 2012
Increase (Decrease) in Net Assets:
From Operations
Net investment income	$7,524,003	$8,201,616
Net realized gain	44,528,234	24,550,841
Net change in unrealized appreciation	173,725,239	71,970,894

Increase in net assets from operations	225,777,476	104,723,351

From Distributions to Shareholders
Net investment income
Class A	(3,571,780)	(2,531,522)
Class B	(3,295,981)	(2,261,039)
Class E	(433,931)	(332,335)
Class G	(892,583)	(507,803)
Net realized capital gains
Class A	(8,753,637)	(10,643,088)
Class B	(9,929,931)	(12,498,522)
Class E	(1,200,289)	(1,626,262)
Class G	(2,689,121)	(2,972,143)

Total distributions	(30,767,253)	(33,372,714)

Increase (decrease) in net assets from capital share transactions	30,910,895	(2,401,699)

Total increase in net assets	225,921,118	68,948,938

Net Assets
Beginning of period	680,859,912	611,910,974

End of period	$906,781,030	$680,859,912

Undistributed Net Investment Income
End of period	$8,012,162	$8,078,085

Other Information:

Capital Shares

Transactions in capital shares were as follows:

	Year Ended December 31, 2013		Year Ended December 31, 2012
	Shares	Value	Shares	Value
Class A
Sales	4,834,598	$79,130,076	1,931,578	$26,719,092
Reinvestments	818,964	12,325,417	963,761	13,174,610
Redemptions	(3,580,846)	(58,551,359)	(3,156,268)	(43,673,085)

Net increase (decrease)	2,072,716	$32,904,134	(260,929)	$(3,779,383)

Class B
Sales	1,892,315	$30,939,584	1,745,590	$23,656,383
Reinvestments	887,050	13,225,912	1,089,266	14,759,561
Redemptions	(3,253,801)	(52,967,918)	(2,536,702)	(35,040,000)

Net increase (decrease)	(474,436)	$(8,802,422)	298,154	$3,375,944

Class E
Sales	189,870	$3,072,272	82,330	$1,130,053
Reinvestments	109,166	1,634,220	144,015	1,958,597
Redemptions	(459,847)	(7,545,262)	(492,859)	(6,785,386)

Net decrease	(160,811)	$(2,838,770)	(266,514)	$(3,696,736)

Class G
Sales	2,144,831	$33,901,061	1,248,776	$17,126,225
Reinvestments	241,192	3,581,704	257,774	3,479,946
Redemptions	(1,701,787)	(27,834,812)	(1,402,335)	(18,907,695)

Net increase	684,236	$9,647,953	104,215	$1,698,476

Increase (decrease) derived from capital shares transactions		$30,910,895		$(2,401,699)

See accompanying notes to financial statements.

MSF-12

Metropolitan Series Fund

MetLife Mid Cap Stock Index Portfolio

Financial Highlights

Selected per share data
	Class A
	Year Ended December 31,
	2013	2012	2011	2010	2009
Net Asset Value, Beginning of Period	$14.47	$12.97	$13.88	$11.10	$8.66

Income (Loss) from Investment Operations
Net investment income (a)	0.18	0.19	0.14	0.13	0.15
Net realized and unrealized gain (loss) on investments	4.46	2.05	(0.34)	2.79	2.85

Total from investment operations	4.64	2.24	(0.20)	2.92	3.00

Less Distributions
Distributions from net investment income	(0.19)	(0.14)	(0.13)	(0.12)	(0.17)
Distributions from net realized capital gains	(0.47)	(0.60)	(0.58)	(0.02)	(0.39)

Total distributions	(0.66)	(0.74)	(0.71)	(0.14)	(0.56)

Net Asset Value, End of Period	$18.45	$14.47	$12.97	$13.88	$11.10

Total Return (%) (b)	33.15	17.60	(1.89)	26.28	36.99

Ratios/Supplemental Data
Gross ratio of expenses to average net assets (%)	0.30	0.32	0.30	0.31	0.34
Net ratio of expenses to average net assets (%) (c)	0.30	0.31	0.30	0.30	0.34
Ratio of net investment income to average net assets (%)	1.09	1.40	1.03	1.07	1.59
Portfolio turnover rate (%)	16	11	24	22	21
Net assets, end of period (in millions)	$370.0	$260.2	$236.6	$257.4	$215.0

	Class B
	Year Ended December 31,
	2013	2012	2011	2010	2009
Net Asset Value, Beginning of Period	$14.32	$12.84	$13.75	$11.01	$8.58

Income (Loss) from Investment Operations
Net investment income (a)	0.14	0.16	0.11	0.10	0.12
Net realized and unrealized gain (loss) on investments	4.42	2.03	(0.34)	2.76	2.85

Total from investment operations	4.56	2.19	(0.23)	2.86	2.97

Less Distributions
Distributions from net investment income	(0.16)	(0.11)	(0.10)	(0.10)	(0.15)
Distributions from net realized capital gains	(0.47)	(0.60)	(0.58)	(0.02)	(0.39)

Total distributions	(0.63)	(0.71)	(0.68)	(0.12)	(0.54)

Net Asset Value, End of Period	$18.25	$14.32	$12.84	$13.75	$11.01

Total Return (%) (b)	32.83	17.33	(2.19)	25.99	36.78

Ratios/Supplemental Data
Gross ratio of expenses to average net assets (%)	0.55	0.57	0.55	0.56	0.59
Net ratio of expenses to average net assets (%) (c)	0.55	0.56	0.55	0.55	0.59
Ratio of net investment income to average net assets (%)	0.83	1.16	0.79	0.83	1.34
Portfolio turnover rate (%)	16	11	24	22	21
Net assets, end of period (in millions)	$388.4	$311.6	$275.5	$267.9	$205.4

Please see following page for Financial Highlights footnote legend.

See accompanying notes to financial statements.

MSF-13

Metropolitan Series Fund

MetLife Mid Cap Stock Index Portfolio

Financial Highlights

Selected per share data
	Class E
	Year Ended December 31,
	2013	2012	2011	2010	2009
Net Asset Value, Beginning of Period	$14.38	$12.89	$13.80	$11.05	$8.61

Income (Loss) from Investment Operations
Net investment income (a)	0.15	0.17	0.12	0.11	0.13
Net realized and unrealized gain (loss) on investments	4.44	2.04	(0.34)	2.76	2.86

Total from investment operations	4.59	2.21	(0.22)	2.87	2.99

Less Distributions
Distributions from net investment income	(0.17)	(0.12)	(0.11)	(0.10)	(0.16)
Distributions from net realized capital gains	(0.47)	(0.60)	(0.58)	(0.02)	(0.39)

Total distributions	(0.64)	(0.72)	(0.69)	(0.12)	(0.55)

Net Asset Value, End of Period	$18.33	$14.38	$12.89	$13.80	$11.05

Total Return (%) (b)	32.95	17.46	(2.10)	26.08	36.93

Ratios/Supplemental Data
Gross ratio of expenses to average net assets (%)	0.45	0.47	0.45	0.46	0.49
Net ratio of expenses to average net assets (%) (c)	0.45	0.46	0.45	0.45	0.49
Ratio of net investment income to average net assets (%)	0.93	1.24	0.87	0.92	1.45
Portfolio turnover rate (%)	16	11	24	22	21
Net assets, end of period (in millions)	$45.0	$37.6	$37.1	$46.9	$44.8

	Class G
	Year Ended December 31,
	2013	2012	2011	2010	2009(d)
Net Asset Value, Beginning of Period	$14.26	$12.79	$13.70	$10.97	$8.19

Income (Loss) from Investment Operations
Net investment income (a)	0.13	0.15	0.10	0.10	0.09
Net realized and unrealized gain (loss) on investments	4.40	2.02	(0.33)	2.74	2.69

Total from investment operations	4.53	2.17	(0.23)	2.84	2.78

Less Distributions
Distributions from net investment income	(0.16)	(0.10)	(0.10)	(0.09)	0.00
Distributions from net realized capital gains	(0.47)	(0.60)	(0.58)	(0.02)	0.00

Total distributions	(0.63)	(0.70)	(0.68)	(0.11)	0.00

Net Asset Value, End of Period	$18.16	$14.26	$12.79	$13.70	$10.97

Total Return (%) (b)	32.75	17.27	(2.24)	25.92	33.94	(e)

Ratios/Supplemental Data
Gross ratio of expenses to average net assets (%)	0.60	0.62	0.60	0.61	0.64	(f)
Net ratio of expenses to average net assets (%) (c)	0.60	0.61	0.60	0.60	0.64	(f)
Ratio of net investment income to average net assets (%)	0.79	1.10	0.76	0.82	1.35	(f)
Portfolio turnover rate (%)	16	11	24	22	21
Net assets, end of period (in millions)	$103.3	$71.4	$62.7	$41.3	$8.4

(a)	Per share amounts based on average shares outstanding during the period.
(b)	Total return does not reflect any insurance, sales, separate account or administrative charges of variable annuity or life insurance contracts or any additional expenses that contract owners may bear under their variable contracts. If these charges were included, the returns would be lower.
(c)	Net ratio of expenses to average net assets includes the effect of management fee waivers as detailed in Note 6 of the Notes to Financial Statements.
(d)	Commencement of operations was April 28, 2009.
(e)	Periods less than one year are not computed on an annualized basis.
(f)	Computed on an annualized basis.

See accompanying notes to financial statements.

MSF-14

Metropolitan Series Fund

MetLife Mid Cap Stock Index Portfolio

Notes to Financial Statements—December 31, 2013

1. Organization

Metropolitan Series Fund (the “Trust”) is organized as a Delaware statutory trust and registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. The Trust is currently comprised of thirty series, each of which operates as a distinct investment vehicle of the Trust. The portfolio included in this report is MetLife Mid Cap Stock Index Portfolio (the “Portfolio”), which is diversified. Shares in the Portfolio are not offered directly to the general public and are currently available only to separate accounts established by Metropolitan Life Insurance Company (“MetLife”) and other affiliated life insurance companies.

The Portfolio has registered and offers four classes of shares: Class A, B, E, and G shares. Shares of each Class of the Portfolio represent an equal pro rata interest in the Portfolio and generally give the shareholder the same voting, dividend, liquidation, and other rights. Investment income, realized and unrealized capital gains and losses, the common expenses of the Portfolio, and certain Portfolio-level expense reductions, if any, are allocated on a pro rata basis to each Class based on the relative net assets of each Class to the net assets of the Portfolio. Each Class of shares differs in its respective distribution plan and such distribution expenses are allocated to that Class.

2. Significant Accounting Policies

The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America (“GAAP”) requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities as of the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates. In the preparation of these financial statements, management has evaluated events and transactions subsequent to December 31, 2013 through the date the financial statements were issued.

The following is a summary of significant accounting policies consistently followed by the Portfolio in the preparation of its financial statements.

Investment Valuation and Fair Value Measurements - Debt securities (other than short term obligations with a remaining maturity of sixty days or less), including corporate, convertible and municipal bonds and notes; obligations of the U.S. treasury and U.S. government agencies; sovereign issues; floating rate loans; and non-U.S. bonds, are generally valued on the basis of evaluated or composite bid quotations obtained from independent pricing services and/or brokers and dealers selected by MetLife Advisers, LLC (“MetLife Advisers” or the “Adviser”), an affiliate of MetLife, Inc., pursuant to authorization of the Board of Trustees of the Trust (the “Board” or “Trustees”). Such quotations utilize matrix pricing, which considers observable inputs including, among other things, issuer details, maturity dates, interest rates, yield curves, rates of prepayment, credit risks/spreads, default rates, reported trades, broker dealer quotes and quoted prices for similar securities. Securities that use similar valuation techniques and inputs as described above are generally categorized as Level 2 within the fair value hierarchy.

Mortgage and asset-backed securities are usually issued as separate tranches, or classes, of securities within each deal. These securities are also generally valued on the basis of evaluated or composite bid quotations obtained from independent pricing services and/or brokers and dealers selected by the Adviser pursuant to authorization of the Board. The pricing models for these securities usually consider tranche-level attributes, estimated cash flows and market-based yield spreads for each tranche and current market data, and incorporate deal collateral performance, as available. Mortgage and asset-backed securities that use similar valuation techniques and inputs as described above are generally categorized as Level 2 within the fair value hierarchy.

Short term obligations with a remaining maturity of sixty days or less are generally valued at amortized cost, which approximates fair market value, and are generally categorized as Level 2 within the fair value hierarchy.

Domestic and foreign equity securities, such as common stock, exchange-traded funds, rights, warrants, and preferred stock, that are traded on a securities exchange, are generally valued at their last sale price on the exchange or market in which they are principally traded on the valuation date, or, if no sales occurred on that day, at the last reported bid price. Equity securities traded over-the-counter are generally valued at the last reported sale price. Valuation adjustments may be applied to certain foreign equity securities that are traded solely on foreign exchanges that close before the close of the U.S. market to account for the market movement between the close of the foreign exchanges and the close of the U.S. market. The Portfolio may use a systematic fair valuation model provided by an independent third party to value securities principally traded in these foreign markets in order to adjust for possible stale pricing that may occur between the close of the foreign exchanges and the time of the Portfolio valuation. Foreign equity securities using these valuation adjustments are generally categorized as Level 2 within the fair value hierarchy. Equity securities that are actively traded, and have no valuation adjustments applied, are categorized as Level 1 within the fair value hierarchy. Other equity securities traded on inactive markets, or valued in reference to similar instruments traded on active markets, are generally categorized as Level 2 within the fair value hierarchy.

MSF-15

Metropolitan Series Fund

MetLife Mid Cap Stock Index Portfolio

Notes to Financial Statements—December 31, 2013—(Continued)

Investments in registered open-end management investment companies are valued at reported net asset value per share on the valuation date and are categorized as Level 1 within the fair value hierarchy.

Forward foreign currency exchange contracts are valued through an independent pricing service based on the mean between closing bid and ask prices of the forward currency rates in the London foreign exchange markets on a daily basis as provided by a reliable bank or dealer. These contracts are generally categorized as Level 2 within the fair value hierarchy.

Options, whether on securities, indices, futures contracts, or otherwise, traded on exchanges are valued at the last sale price available as of the close of business on the valuation date or, if there is no such price available, at the mean between the last reported bid and ask prices. These types of options are categorized as Level 1 within the fair value hierarchy. Futures contracts, which are traded on commodity exchanges, are valued at their closing prices as of the close of such exchanges and are categorized as Level 1 within the fair value hierarchy.

Options and futures contracts that are traded over-the-counter are generally valued on the basis of quotations provided by broker-dealers or prices provided by pricing service providers who use a series of techniques, including simulation pricing models, to determine the value of the contracts. The pricing models use inputs that are observed from actively quoted markets such as issuer details, indices, spreads, interest rates, yield curves, credit curves, measures of volatility and exchange rates. These contracts are generally categorized as Level 2 within the fair value hierarchy.

If no current market value quotation or other observable inputs are readily available or market value quotations are deemed to be unreliable for a security, the fair value of the security will be determined in accordance with procedures approved by and under the general supervision of the Board. In such a circumstance, the Board has delegated the determination of the fair value of a security to a Valuation Committee (“Committee”) of MetLife Advisers. The Committee provides general pricing oversight and fair value pricing determinations related to portfolio securities and meets on a regular basis to review reports relating to the valuation of the securities in the Portfolio. The Board has delegated to State Street Bank and Trust Company, the Trust’s custodian (“custodian”), the responsibility for calculating the net asset values (“NAVs”) of the Trust’s Portfolios. The Committee is responsible for overseeing the calculation of the NAVs of the Portfolios by the custodian. The Committee also periodically reviews pricing vendors, including the vendor providing fair value pricing for the Portfolio’s foreign securities, and is responsible for overseeing the correction of pricing errors and addressing other pricing issues that arise in the ordinary course of business, such as making real-time fair value determinations, as necessary.

No single standard for determining the fair value of a security can be set forth because fair value depends upon the facts and circumstances with respect to each security. Information relating to any relevant factors may be obtained by the Committee from any appropriate source, including the subadviser of the Portfolio, the custodian, a pricing service, market maker and/or broker for such security or the issuer. Appropriate methodologies for determining fair value under particular circumstances may include: matrix pricing, comparisons of securities with comparable characteristics, value based on multiples of earnings, discount from market price of similar marketable securities or a combination of these and other methods. The Committee maintains a detailed report tracking each fair-valued security that compares the fair value price to the next available trade, vendor or broker price, and provides information on how close the fair value price was to the next quoted price. The Committee reviews a summary of such report monthly. On a quarterly basis, the Board is provided with the following for consideration and ratification or adjustment: (1) a memorandum summarizing the actions taken by the Committee in the prior quarter; and (2) a list of the Portfolio’s securities as of the most recent quarter-end for which market quotations were not readily available.

Investment Transactions and Related Investment Income - Portfolio security transactions are recorded on the trade date. Dividend income is recorded on the ex-dividend date or, for certain foreign securities, when notified. Interest income, which includes amortization of premium and accretion of discount on debt securities, is recorded on the accrual basis. Realized gains and losses on investments are determined on the identified cost basis, which is the same basis used for federal income tax purposes. Foreign income and foreign capital gains on some foreign securities may be subject to foreign taxes, which are accrued as applicable. These foreign taxes have been provided for in accordance with the Portfolio’s understanding of the applicable countries’ tax rules and rates.

Foreign Currency Translation - The books and records of the Portfolio are maintained in U.S. dollars. The values of securities, currencies, and other assets and liabilities denominated in currencies other than the U.S. dollar are translated into U.S. dollars based upon foreign exchange rates prevailing at the end of the period. Purchases and sales of investment securities, income, and expenses are translated on the respective dates of such transactions. Because the values of investment securities are translated at the foreign exchange rates prevailing at the end of the period, that portion of the results of operations arising from changes in exchange rates and that portion of the results of operations reflecting fluctuations arising from changes in market prices of the investment securities are not separated. Such fluctuations are included in the net realized and unrealized gain or loss on investments.

Net realized foreign exchange gains or losses arise from activity in forward foreign currency exchange contracts, sales of foreign currency, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest, and foreign withholding taxes recorded by the Portfolio and the U.S. dollar equivalent of

MSF-16

Metropolitan Series Fund

MetLife Mid Cap Stock Index Portfolio

Notes to Financial Statements—December 31, 2013—(Continued)

the amounts actually received or paid by the Portfolio. Net unrealized foreign exchange gains and losses arise from changes in the value of assets and liabilities, other than investment securities, resulting from changes in foreign exchange rates.

Income Taxes - It is the Portfolio’s policy to comply with the requirements of the Internal Revenue Code of 1986, as amended, and regulations thereunder, applicable to regulated investment companies and to distribute, with respect to each taxable year, all of its taxable income to shareholders. Therefore, no federal income tax provision is required. The Portfolio files U.S. federal tax returns. No income tax returns are currently under examination. The Portfolio’s federal tax returns for the prior three fiscal years remain subject to examination by the Internal Revenue Service. As of December 31, 2013, the Portfolio had no uncertain tax positions that would require financial statement recognition, or de-recognition or disclosure.

Dividends and Distributions to Shareholders - The Portfolio records dividends and distributions on the ex-dividend date. Net realized gains from security transactions (if any) are generally distributed annually to shareholders. The timing and characterization of certain income and capital gains distributions are determined in accordance with federal tax regulations that may differ from GAAP. Permanent book and tax basis differences relating to shareholder distributions will result in reclassification between under/over distributed net investment income, accumulated net realized gains/losses, and paid-in surplus. Book-tax differences are primarily due to real estate investment trust (REIT) adjustments. These adjustments have no impact on net assets or the results of operations.

Securities Lending - The Portfolio may lend its portfolio securities to certain qualified brokers who borrow securities in order to complete certain securities transactions. By lending its portfolio securities, the Portfolio attempts to increase its net investment income through the receipt of income on collateral held from securities on loan. Any gain or loss in the market price of the loaned securities that might occur and any interest earned or dividends declared during the term of the loan would accrue to the account of the Portfolio.

The Trust has entered into a securities lending arrangement with the custodian. Under this arrangement, the custodian is authorized to loan portfolio securities on the Portfolio’s behalf. In exchange, the Portfolio receives either cash or securities as collateral against the loaned securities. The Portfolio receives collateral at least equal to 102% of the market value of the loaned securities (105% for foreign equity securities), at each loan’s inception. Collateral representing at least 100% of the market value of the loaned securities must be maintained for the duration of the loan. A liability for cash collateral is reflected on the Statement of Assets and Liabilities, and is categorized as Level 2 within the fair value hierarchy. Cash collateral is generally invested in the State Street Navigator Securities Lending MET Portfolio (the “Navigator Portfolio”), a series of the State Street Navigator Securities Lending Trust that is managed by an affiliate of the custodian. The Navigator Portfolio is a registered money market fund that invests in a variety of high-quality, U.S. dollar-denominated instruments. If the market value of the collateral at the close of trading on a business day is less than 100% of the market value of the loaned securities at the close of trading on that day, the borrower shall be required to deliver, by the close of business on the following business day, an additional amount of collateral, so that the total amount of posted collateral is equal to at least 100% of the market value of all the loaned securities as of such preceding day. A portion of net income (income after the deduction of expenses and fees of the Navigator Portfolio) on the collateral is rebated to the borrower of the securities and the remainder is split between the custodian and the Portfolio. On loans collateralized by U.S. Treasuries, a fee is received from the borrower and is allocated between the Portfolio and the custodian. The risks associated with lending portfolio securities include, but are not limited to, possible delays in receiving additional collateral or in the recovery of the loaned securities, possible loss of rights in the collateral should the borrower fail financially, as well as risk of loss in the value of the collateral or the value of the investments made with the collateral. The lending agent has agreed to indemnify the Portfolio in the case of default of any securities borrower. Income received by the Portfolio in securities lending transactions during the year ended December 31, 2013 is reflected as Securities lending income on the Statement of Operations. Any outstanding loans by the Portfolio at December 31, 2013 are disclosed in the footnotes to the Schedule of Investments.

Repurchase Agreements - The Portfolio may enter into repurchase agreements, under the terms of a Master Repurchase Agreement, with selected commercial banks and broker-dealers, under which the Portfolio acquires securities as collateral and agrees to resell the securities at an agreed upon time and at an agreed-upon price. The Portfolio, through the custodian or a subcustodian, receives delivery of the underlying securities collateralizing any repurchase agreements. The Portfolio requires the custodian to take possession, to have legally segregated in the Federal Reserve Book Entry System, or to have segregated within the custodian’s vault, all securities held as collateral for repurchase agreements. It is the Portfolio’s policy that the market value of the collateral be at least equal to 100% of the repurchase price in the case of a repurchase agreement of one-day duration and at least equal to 102% of the repurchase price in the case of all other repurchase agreements. In the event of default or failure by a party to perform an obligation in connection with any repurchase transaction, the Master Repurchase Agreement gives the non-defaulting party the right to set-off claims and to apply property held by it in connection with any repurchase transaction against obligations owed to it.

3. Investments in Derivative Instruments

Futures Contracts - The Portfolio may buy and sell futures contracts as a hedge, to maintain investment exposure to a target asset class or to enhance return. The Portfolio may be subject to fluctuations in equity prices, interest rates, commodity prices, and foreign

MSF-17

Metropolitan Series Fund

MetLife Mid Cap Stock Index Portfolio

Notes to Financial Statements—December 31, 2013—(Continued)

currency exchange rates in the normal course of pursuing its investment objective. Futures contracts are standardized agreements to buy or sell a security, or deliver a final cash settlement price in connection with an index, interest rate, currency, or other asset. The Portfolio must deposit an amount (“initial margin”) equal to a certain percentage of the face value of the futures contract. The initial margin may be in the form of cash or securities, which is returned when the Portfolio’s obligations under the contract have been satisfied. If cash is deposited as the initial margin, it is shown as cash collateral on the Statement of Assets and Liabilities. Futures contracts are marked-to-market daily, and subsequent payments (“variation margin”) are made or received by the Portfolio depending on whether unrealized gains or losses are incurred. These amounts are reflected as receivables or payables on the Statement of Assets and Liabilities and as a component of net change in unrealized appreciation/depreciation on the Statement of Operations. When the contract is closed or expires, the Portfolio records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. Risks of entering into futures contracts (and related options) include the possibility that the market for these instruments may be illiquid and that a change in the value of the contract or option may not correlate perfectly with changes in the value of the underlying instrument. Futures contracts are exchange-traded and the exchange’s clearinghouse, as counterparty to all exchange-traded futures, guarantees the futures contracts against default. For over-the-counter futures the Portfolio’s ability to terminate the positions may be more limited than in the case of exchange-traded positions and may also involve the risk that securities dealers participating in such transactions would fail to meet their obligations to the Portfolio.

At December 31, 2013, the Portfolio had the following derivatives, categorized by risk exposure:

	Asset Derivatives
Risk Exposure	Statement of Assets & Liabilities Location	Fair Value
Equity	Unrealized appreciation on futures contracts*	$429,014

*	Includes cumulative appreciation/depreciation of futures contracts as reported in the Schedule of Investments. Only the current day’s variation margin is reported within the Statement of Assets and Liabilities.

Transactions in derivative instruments during the year ended December 31, 2013 were as follows:

Statement of Operations Location—Net Realized Gain (Loss)	Equity
Futures contracts	$5,358,470

Statement of Operations Location—Net Change in Unrealized Appreciation (Depreciation)	Equity
Futures contracts	$274,806

For the year ended December 31, 2013, the average amount or number per contract outstanding for each derivative type was as follows:

Derivative Description	Average Notional Par or Face Amount‡
Futures contracts long	$17,000

‡	Averages are based on activity levels during 2013.

4. Certain Risks

Market Risk: In the normal course of business, the Portfolio invests in securities and enters into transactions where risks exist due to fluctuations in the market (market risk) or failure of the other party to a transaction to perform (credit and counterparty risk). The value of securities held by the Portfolio may decline in response to certain events, including those directly involving the companies whose securities are owned by the Portfolio; conditions affecting the general economy; overall market changes; local, regional or global political, social or economic instability; currency, interest rate, and price fluctuations.

Credit and Counterparty Risk: The Portfolio may be exposed to counterparty risk, or the risk that an entity with which the Portfolio has unsettled or open transactions may default. The potential loss could exceed the value of the financial assets and liabilities recorded in the financial statements. Financial assets that potentially expose the Portfolio to credit and counterparty risk consist principally of cash due from counterparties and investments. The Portfolio manages counterparty risk by entering into agreements

MSF-18

Metropolitan Series Fund

MetLife Mid Cap Stock Index Portfolio

Notes to Financial Statements—December 31, 2013—(Continued)

only with counterparties that it believes have the financial resources to honor their obligations and by monitoring the financial stability of those counterparties. The Portfolio’s investment adviser attempts to mitigate counterparty risk by (i) periodically assessing the creditworthiness of its trading partners, (ii) monitoring and/or limiting the amount of its net exposure to each individual counterparty based on its assessment, and (iii) requiring collateral from the counterparty for certain transactions. In order to preserve certain safeguards for non-standard settlement trades, the Portfolio restricts its exposure to credit and counterparty losses by entering into master netting agreements with counterparties (approved brokers) with whom it undertakes a significant volume of transactions. Master Agreements govern the terms of certain transactions, and reduce the counterparty risk associated with relevant transactions by specifying credit protection mechanisms and providing standardization that improves legal certainty. Master Agreements can also help limit counterparty risk by specifying collateral posting arrangements at pre-arranged exposure levels. Collateral requirements may differ by type of derivative or investment, as applicable. Collateral or margin requirements are set by the broker or exchange clearing house for exchange traded derivatives (e.g., futures contracts and exchange traded options) while collateral terms are contract specific for over-the-counter traded derivatives (e.g., forward foreign currency exchange contracts, swap agreements and over-the-counter options).

Repurchase and reverse repurchase agreements are primarily executed under Global Master Repurchase Agreements (“GMRAs”) or Master Repurchase Agreements (“MRAs”), which provide the rights to set-off. Each repurchase and reverse repurchase agreement is initially collateralized at the transaction level. In the event of default, the total market value exposure will be offset against collateral exchanged to date, which would result in a net receivable/(payable) that would be due from/to the counterparty.

Customer Account Agreements and related addendums govern cleared derivatives transactions such as futures, options on futures, and cleared OTC derivatives. Cleared derivative transactions require posting of initial margin as determined by each relevant clearing agency which is segregated at a broker account registered with the Commodities Futures Trading Commission (CFTC), or the applicable regulator. In the U.S., counterparty risk is significantly reduced as creditors of the futures broker do not have claim to Portfolio assets in the segregated account. Additionally, portability of exposure in the event of default further reduces risk to the Portfolio. Variation margin, or changes in market value, are exchanged daily, but may not be netted between futures and cleared OTC derivatives.

Additional risks associated with each type of investment are described above within the respective security type notes. The Portfolio’s prospectus includes a discussion of the principal risks of investing in the Portfolio.

5. Investment Transactions

Aggregate cost of purchases and proceeds of sales of investment securities, excluding short-term securities, for the year ended December 31, 2013 were as follows:

Purchases		Sales
U.S. Government	Non U.S. Government	U.S. Government	Non U.S. Government
$0	$136,976,300	$0	$128,684,721

6. Investment Management Fees and Other Transactions with Affiliates

Investment Management Agreement - MetLife Advisers is the investment adviser to the Portfolio. The Trust has entered into an investment management agreement with MetLife Advisers with respect to the Portfolio. For providing investment management services to the Portfolio, MetLife Advisers receives monthly compensation at the annual rate of 0.250% of average daily net assets. Fees earned by MetLife Advisers with respect to the Portfolio for the year ended December 31, 2013 were $2,016,734.

MetLife Advisers has entered into an investment subadvisory agreement with MetLife Investment Management, LLC (“MIM”) with respect to the Portfolio. For providing subadvisory services to the Portfolio, MetLife Advisers has agreed to pay MIM an investment subadvisory fee for each class of the Portfolio as follows:

% per annum	Average Daily Net Assets
0.030%	On the first $500 million
0.020%	On the next $500 million
0.010%	On amounts over $1 billion

Fees earned by MIM with respect to the Portfolio for the year ended December 31, 2013 were $211,339.

MSF-19

Metropolitan Series Fund

MetLife Mid Cap Stock Index Portfolio

Notes to Financial Statements—December 31, 2013—(Continued)

Management Fee Waivers - Pursuant to an expense agreement, MetLife Advisers has agreed, for the period April 29, 2013 through April 27, 2014, to reduce its advisory fees set out above under “Investment Management Agreement” for each class of the Portfolio as follows:

% per annum reduction	Average Daily Net Assets
0.005%	Over $500 million and under $1 billion
0.010%	Of the next $1 billion
0.015%	On amounts over $2 billion

An identical expense agreement was in place for the period April 30, 2012 through April 28, 2013. Amounts waived for the year ended December 31, 2013 are shown as management fee waivers in the Statement of Operations.

Certain officers and trustees of the Trust may also be officers of MetLife Advisers; however, such officers and trustees receive no compensation from the Trust.

Transfer Agency Agreement - MetLife serves as the transfer agent for the Trust. MetLife receives no fees for its services to the Trust under the transfer agency agreement.

Distribution and Service Fees - The Trust has a distribution agreement with MetLife Investors Distribution Company (“MIDC” or the “Distributor”) in which MIDC serves as the distributor for the Portfolio’s Class A, B, E, and G Shares. MIDC is a wholly-owned subsidiary of MetLife Investors Group, Inc., an affiliate of the Adviser. The Trust has also adopted a Distribution and Service Plan under Rule 12b-1 of the 1940 Act for the Portfolio’s Class B, E, and G Shares. Under the Distribution and Service Plan, the Class B, E, and G Shares of the Portfolio pay a fee to compensate the Insurance Companies (or their affiliates) and other broker-dealers and financial intermediaries involved in the offer and sale of Portfolio shares for promoting or selling and servicing the Class B, E, and G Shares of the Portfolio. The fees under the Distribution and Service Plan for each class of the Portfolio’s shares are calculated as a percentage of the Portfolio’s average daily net assets that are attributable to that Class. Currently, the fee is 0.25% per year for Class B Shares, 0.15% per year for Class E Shares, and 0.30% per year for Class G Shares. Amounts incurred by the Portfolio for the year ended December 31, 2013 are shown as Distribution and service fees in the Statement of Operations.

Deferred Trustee Compensation - Each Trustee who is not currently an employee of the Adviser or any of its affiliates receives compensation from the Trust for his or her service to the Trust. A deferred compensation plan (the “Plan”) is available to the Trustees on a voluntary basis. Deferred amounts remain in the Trust until distributed in accordance with the provisions of the Plan. The value of a participating Trustee’s deferral account is based on theoretical investments of deferred amounts, on the normal payment dates in certain portfolios of the Trust or Met Investors Series Trust, an affiliate of the Trust, as designated by the participating Trustee. Changes in the value of participants’ deferral accounts are reflected as Trustees’ fees and expenses in the Statement of Operations. The portion of the accrued obligations allocated to the Portfolio under the Plan is reflected as Deferred trustees’ fees in the Statement of Assets and Liabilities.

7. Contractual Obligations

Under the Trust’s organizational documents, its officers and Trustees may be indemnified against certain liabilities and expenses arising out of the performance of their duties to the Trust. Additionally, the Trust has a variety of indemnification obligations under contracts with its service providers. The Trust’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Trust that have not yet occurred.

8. Income Tax Information

The tax character of distributions paid for the periods ended December 31, 2013 and 2012 was as follows:

Ordinary Income		Long-Term Capital Gain		Total
2013	2012	2013	2012	2013	2012
$11,678,054	7,770,120	$19,089,199	$25,602,594	$30,767,253	$33,372,714

As of December 31, 2013, the components of distributable earnings (accumulated losses) on a federal income tax basis were as follows:

Undistributed Ordinary Income	Undistributed Long-Term Capital Gain	Net Unrealized Appreciation	Loss Carryforwards	Total
$13,489,113	$37,639,583	$279,999,381	$—	$331,128,077

MSF-20

Metropolitan Series Fund

MetLife Mid Cap Stock Index Portfolio

Notes to Financial Statements—December 31, 2013—(Continued)

The Portfolio utilizes the provisions of the federal income tax laws that provide for the carryforward of capital losses for prior years, offsetting such losses against any future realized capital gains. Under the Regulated Investment Company Modernization Act of 2010 (the “Act”), net capital losses recognized after December 22, 2010 may be carried forward indefinitely and their character is retained as short-term and/or long-term losses. Previously, net capital losses were carried forward for up to eight years and treated as short-term losses. As a transition rule, the Act requires that post-enactment net capital losses be used before pre-enactment net capital losses.

As of December 31, 2013, the Portfolio had no post-enactment accumulated capital losses and no pre-enactment accumulated capital loss carryforwards.

MSF-21

Metropolitan Series Fund

MetLife Mid Cap Stock Index Portfolio

Report of Independent Registered Public Accounting Firm

To the Shareholders of the MetLife Mid Cap Stock Index Portfolio and Board of Trustees of Metropolitan Series Fund:

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of MetLife Mid Cap Stock Index Portfolio, one of the portfolios constituting Metropolitan Series Fund, (the “Trust”) as of December 31, 2013, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Trust’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Trust is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Trust’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2013, by correspondence with the custodian and brokers; where replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the MetLife Mid Cap Stock Index Portfolio of Metropolitan Series Fund, as of December 31, 2013, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

Deloitte & Touche LLP

Boston, Massachusetts

February 26, 2014

MSF-22

Metropolitan Series Fund

Trustees and Officers of Metropolitan Series Fund

The Trustees and executive officers of the Trust, their ages and their principal occupations during the past five years are set forth below. Unless otherwise indicated, the business address of each is One Financial Center, Boston, MA 02111. Each Trustee who is deemed an “interested person,” as such term is defined in the 1940 Act, is indicated by an asterisk. Those Trustees who are not “interested persons” as defined in the 1940 Act are referred to as “Independent Trustees.” Additional information about the Trustees is available in the Statement of Additional Information, which is available without charge, upon request, by calling (800) 848-3854.

Trustees of the Trust

Name and Age	Position(s) Held with Registrant	Term of Office and Length of Time Served	Principal Occupation(s) During the Past 5 Years(1)	Number of Portfolios in Fund Complex(2) overseen	Other Directorships Held by Trustee During the Past 5 Years(1)
Interested Trustee
Elizabeth M. Forget* (47)	Trustee, Chairman of the Board, President and Chief Executive Officer	Indefinite; From May 2006 (President and Chief Executive Officer)/ August 2006 (Trustee and Chairman of the Board) to present	Senior Vice President, MetLife Inc.; President, MetLife Advisers, LLC and a predecessor company.	79	Trustee, Met Investors Series Trust (the “MIST Trust”);** various MetLife-affiliated boards.

Independent Trustees
Stephen M. Alderman (54)	Trustee	Indefinite; From April 2012 to present	Shareholder in the law firm of Garfield & Merel, Ltd.	79	Trustee, MIST Trust;** Director, International Truck Leasing Corp.

Robert J. Boulware (57)	Trustee	Indefinite; From April 2012 to present	Managing Director, Pilgrim Funds, LLC (private equity fund).	79	Trustee, MIST Trust;** Trustee, Vertical Capital Income Fund (closed-end fund); Director, Gainsco, Inc. (auto insurance).

Susan C. Gause (61)	Trustee	Indefinite; From April 2012 to present	Private Investor.	79	Trustee, MIST Trust;** Trustee, HSBC Funds.

Nancy Hawthorne (62)	Trustee	Indefinite; From May 2003 to present	Chief Executive Officer, Clerestory LLC (corporate advisor).	79	MIST Trust;** Director, THL Credit, Inc.**; Director, Avid Technology, Inc.**

Barbara A. Nugent (57)	Trustee	Indefinite; From January 2014 to present	President, True North Board Governance, LLC (consulting); until 2014, partner in the law firm of Stradley Ronon Stevens & Young, LLP.	79	Trustee, MIST Trust**; Director, Episcopal Healthcare Foundation; until 2014, member, Mutual Fund Directors Forum Advisory Board.

MSF-23

Metropolitan Series Fund

Trustees and Officers of Metropolitan Series Fund—(Continued)

Name and Age	Position(s) Held with Registrant	Term of Office and Length of Time Served	Principal Occupation(s) During the Past 5 Years(1)	Number of Portfolios in Fund Complex(2) overseen	Other Directorships Held by Trustee During the Past 5 Years(1)
Keith M. Schappert (62)	Trustee	Indefinite; From August 2009 to present	Principal, Schappert Consulting LLC (asset management consulting).	79	Trustee, MIST Trust;** Director, The Commonfund for Nonprofit Organizations; until 2011, Director, Trilogy Global Advisors; Director, Mirae Asset Discovery Funds,** Director, Calamos Investments.

Linda B. Strumpf (66)	Trustee	Indefinite; From May 2000 to present	Chair of the Investment Committee, Leona M. and Harry B. Helmsley Charitable Trust; until 2011, Chief Investment Officer, Leona M. and Harry B. Helmsley Charitable Trust.	79	Since 2012, Trustee, MIST Trust,** Trustee and Member of Investment Committee, The Pennsylvania State University.

Dawn M. Vroegop (47)	Trustee	Indefinite; From May 2009 to present	Private Investor.	79	Trustee, MIST Trust,** Trustee, Driehaus Mutual Funds; Director and Investment Committee Chair, City College of San Francisco Foundation.

Executive Officers of the Trust

Name and Age	Position(s) Held with Registrant	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years(1)
Elizabeth M. Forget (47)	President, Chief Executive Officer, Trustee and Chairman of the Board	From May 2006 (President and Chief Executive Officer)/ August 2006 (Trustee and Chairman of the Board) to present	See principal occupation information in the table above.

Jeffrey L. Bernier (42)	Vice President	From February 2008 to present	Vice President, MetLife, Inc.; Senior Vice President, MetLife Advisers, LLC and a predecessor company.

Peter H. Duffy (58)	Chief Financial Officer and Treasurer	From November 2000 to present	Senior Vice President, MetLife Advisers, LLC; Vice President, MetLife, Inc.

Andrew L. Gangolf (59)	Secretary	From May 2011 to present	Senior Vice President, MetLife Advisers, LLC; Senior Vice President & Assistant General Counsel, AllianceBerstein Investments, Inc.

Jeffrey P. Halperin (46)	Chief Compliance Officer	From November 2005 to present	Vice President, MetLife, Inc.; Chief Compliance Officer, MIST; Chief Compliance Officer, MSF Trust; Chief Compliance Officer, MetLife Advisers, LLC and a predecessor company; Chief Compliance Officer, MetLife Investment Management, LLC (formerly MetLife Investment Advisors Company, LLC).

Alan C. Leland, Jr. (61)	Vice President	From February 2005 to present	Treasurer and Chief Financial Officer, MetLife Advisers, LLC; Vice President, MetLife Group Inc.; Vice President, MetLife, Inc.

*	Ms. Forget is an “interested person” of the Trust because of her positions with MetLife Advisers, LLC and her ownership of securities issued by MetLife, Inc., the ultimate parent company of MetLife Advisers, LLC.
**	Indicates a directorship with a registered investment company or a company subject to the reporting requirements of the Securities Exchange Act of 1934, as amended.
(1)	Previous positions during the past five years with the Trust, MetLife, Inc. or the Adviser are omitted if not materially different.
(2)	The Fund Complex includes 49 Portfolios of the MIST Trust and 30 Portfolios of the Trust.

MSF-24

Metropolitan Series Fund

MetLife Mid Cap Stock Index Portfolio

Board of Trustees’ Consideration of Advisory and Sub-Advisory Agreements

At an in-person meeting of the Boards of Trustees (the “Board”) of Met Investors Series Trust and Metropolitan Series Fund (“MIST” and “MSF,” respectively, and collectively, the “Trusts”) held on November 19-20, 2013, the Board, including a majority of the Trustees who are not considered to be “interested persons” of the Trusts (the “Independent Trustees”) under the Investment Company Act of 1940, as amended (the “1940 Act”), approved for an annual period the continuation of each Trust’s advisory agreement (the “Advisory Agreement”) with MetLife Advisers, LLC (the “Adviser”) and the applicable sub-advisory agreements (each a “Sub-Advisory Agreement,” and collectively with the Advisory Agreement, the “Agreements”) between the Adviser and the investment sub-advisers (each a “Sub-Adviser,” and collectively, the “Sub-Advisers”) for each of the series of the Trusts, including the MetLife Mid Cap Stock Index Portfolio (each a “Portfolio,” and collectively, the “Portfolios”).1

In considering the Agreements, the Board reviewed a variety of materials provided by the Adviser and the Sub-Advisers relating to the Portfolios, including comparative performance, fee and expense information for an appropriate peer group of similar mutual funds, performance information for relevant benchmark indices and other information regarding the nature, extent and quality of services provided by the Adviser and the Sub-Advisers under their respective Agreements. The Board also took into account its experience with the Adviser and the Sub-Advisers and information provided to the Board in its meetings throughout the year with respect to the services provided by the Adviser and the Sub-Advisers, including quarterly performance reports prepared by management containing reviews of investment results, and periodic presentations from certain of the Sub-Advisers with respect to the Portfolios they manage. The Independent Trustees also assessed reports provided by the Board’s independent consultant, who reviewed and provided analyses regarding investment performance, fees and expenses, and other information provided by, or at the direction of, the Adviser and the Sub-Advisers, as more fully discussed below.

The Independent Trustees were separately advised by independent legal counsel throughout the process, and met with independent legal counsel in periodic executive sessions. Prior to voting to continue the Agreements at the November meeting, the Independent Trustees also received a memorandum from their independent counsel discussing the legal standards for their consideration of the proposed continuation of the Agreements. The Board also met in person with personnel of the Adviser on September 17, 2013 for the specific purpose of giving preliminary consideration to the proposed continuation of the Agreements and to request additional information they considered reasonably necessary to their deliberations. The Independent Trustees also discussed the proposed continuation of the Agreements in private sessions with their independent legal counsel at which no representatives of management were present.

In considering whether to approve the renewal of the Advisory Agreement with the Adviser and any applicable Sub-Advisory Agreements with respect to a Portfolio, the Board reviewed and analyzed the factors it deemed relevant, including: (1) the nature, extent and quality of the services to be provided to the Portfolios by the Adviser and the Sub-Advisers; (2) the performance of the Portfolios as compared to a peer group and an appropriate index; (3) the Adviser’s and each of the Sub-Adviser’s personnel and operations; (4) the financial condition of the Adviser and of the Sub-Advisers; (5) the level and method of computing each Portfolio’s advisory and sub-advisory fees; (6) the profitability of the Adviser under the Advisory Agreement and of certain of the Sub-Advisers under the Sub-Advisory Agreements; (7) any “fall-out” benefits to the Adviser, the Sub-Advisers and their affiliates (i.e., ancillary benefits realized by the Adviser, the Sub-Advisers or their affiliates from the Adviser’s or Sub-Advisers’ relationship with the Trusts); (8) the anticipated effect of growth in size on Portfolio expenses; (9) fees paid to certain of the Sub-Advisers by comparable institutional and retail accounts; and (10) possible conflicts of interest.

Nature, extent and quality of services. The Board evaluated the nature, extent and quality of the services that the Adviser, and the Sub-Advisers as relevant, have provided to the Portfolios. The Board considered the Adviser’s services as investment manager to the Portfolios, including services relating to the selection and oversight of the Sub-Advisers for the applicable Portfolios. The Board considered, among other things, the Adviser’s oversight of the provision of services to the Portfolios by the Sub-Advisers, including with respect to investment activities and trading practices, and the Sub-Adviser’s compliance with fund policies, objectives and Board directives, compliance policies and procedures and applicable law. The Adviser’s services in coordinating and overseeing the activities of the Trusts’ other service providers were also considered. The Board also evaluated the expertise and performance of the personnel of the Adviser who performed services for the Portfolios throughout the year.

The Board considered information received from the Trust’s Chief Compliance Officer (“CCO”) regarding the Portfolios’ compliance policies and procedures established pursuant to Rule 38a-l under the 1940 Act. The Board also evaluated the CCO’s ongoing reports concerning the CCO’s oversight of the risk assessment processes of the Sub-Advisers.

1 The Pyramis Managed Risk Portfolio recently commenced operations and, therefore, the Agreement with respect to this Portfolio was not up for renewal.

MSF-25

Metropolitan Series Fund

MetLife Mid Cap Stock Index Portfolio

Board of Trustees’ Consideration of Advisory and Sub-Advisory Agreements—(Continued)

With respect to the services provided by each of the Sub-Advisers, the Board considered, among other things, information provided to the Board by each Sub-Adviser. The Board considered the Sub-Adviser’s current level of staffing and its overall resources, as well as its compensation program. The Board reviewed each Sub-Adviser’s history and investment experience, as well as information regarding the qualifications, background and responsibilities of the Sub-Adviser’s investment and compliance personnel who provide services to the Portfolios. The Board also considered, among other things, the Sub-Adviser’s compliance program and any disciplinary history. The Board also took into account the Sub-Adviser’s risk assessment and monitoring process. The Board noted each Sub-Adviser’s regulatory history, including whether it was currently involved in any regulatory actions or investigations as well as material litigation, and any settlements and amelioratory actions undertaken, as appropriate. The Board also noted that the CCO and his staff conduct regular, periodic compliance reviews with each of the Sub-Advisers and present reports to the Independent Trustees regarding the same, which includes evaluating the regulatory compliance systems of the Sub-Advisers and procedures reasonably designed by them to help assure compliance with the federal securities laws, including issues related to late trading and market timing, best execution, fair value pricing, and proxy voting procedures, among others. The Board also took into account the financial condition of each Sub-Adviser. In its review, the Board also received and took into account information regarding any services and/or payments provided to the Adviser by the Sub-Advisers in connection with marketing activities.

The Board considered each Sub-Adviser’s investment process and philosophy. The Board took into account that each Sub-Adviser’s responsibilities include the development and maintenance of an investment program for the applicable Portfolio which is consistent with the Portfolio’s investment objectives, the selection of investment securities and the placement of orders for the purchase and sale of such securities, as well as the implementation of compliance controls related to performance of these services. The Board also reviewed each Sub-Adviser’s brokerage policies and practices.

Performance. The Board considered the performance of the Portfolios as described in the quarterly reports prepared by management, and as also analyzed in reports prepared by the Independent Trustees’ independent consultant. The Board noted that the Adviser reviews with the Board on a quarterly basis detailed information about the Portfolios’ performance results, portfolio composition and investment strategies. The Board also reviewed and considered a separate report prepared by Lipper Inc. (“Lipper”), an independent third party, which provided a statistical analysis comparing the Portfolios’ investment performance, expenses, and fees to comparable funds underlying variable insurance products (the “Performance Universe”). In addition, the Independent Trustees met separately with a representative of Bobroff Consulting, Inc., an independent consultant (“Bobroff), at a special board meeting in September 2013, to review the separate reports prepared by such consultant (“Bobroff Report”), which analyzed the report prepared by Lipper. The Board also considered each Portfolio’s more recent performance subsequent to the performance period covered by the Lipper reports, and management’s discussion of the same, including the effect of current market conditions on each Portfolio’s more recent performance.

The Board reviewed the Portfolios’ performance records and the Adviser’s and Sub-Advisers’ management styles and long-term performance records with the Portfolios and comparable funds. The Board focused particular attention on Portfolios with less favorable performance records. The Board was mindful of the Adviser’s focus on each Sub-Adviser’s performance and noted that the Adviser has been active in monitoring and responding to any performance issues with respect to the Portfolios. The Board also took into account its discussions with management regarding factors that contributed to the performance of the Portfolios.

Among other data relating specifically to the MetLife Mid Cap Stock Index Portfolio’s performance, the Board considered that the Portfolio outperformed the median of its Performance Universe and its Lipper Index for the one-, three- and five-year periods ended June 30, 2013. The Board further considered that the Portfolio underperformed its benchmark, the S&P 400 Index, for the one-, three- and five-year periods ended October 31, 2013.

Fees and Expenses. The Board gave consideration to the advisory fees payable under the Advisory Agreement and the sub-advisory fees payable under each of the Sub-Advisory Agreements. In this regard, the Board reviewed the advisory fees payable on a Portfolio-by- Portfolio basis based on information provided by the Adviser. The Independent Trustees, with the assistance of Bobroff, also examined the fees paid by a Portfolio in light of fees paid to other investment managers by comparable funds, as well as considered the fees charged by the Adviser to manage other comparable funds, as applicable. The Lipper report included comparisons of the Adviser’s fee schedule with that of its peers based on an asset-based analysis of relative fee structures according to the size of the Portfolio. In addition, the Board considered the Portfolios’ advisory and sub-advisory fees and total expenses as compared to similarly situated investment companies underlying variable insurance products deemed to be comparable to the Portfolios as determined by Lipper. The Board considered a Portfolio’s ranking within a smaller group of peer funds chosen by Lipper (the “Expense Group”), as well as the Portfolio’s ranking within broader groups of funds (the “Expense Universe” and the “Sub-advised Expense Universe”). The Board also considered a Portfolio’s contractual sub-advisory fees, as applicable, as compared to the Sub-advised Expense Universe as well as a

MSF-26

Metropolitan Series Fund

MetLife Mid Cap Stock Index Portfolio

Board of Trustees’ Consideration of Advisory and Sub-Advisory Agreements—(Continued)

smaller group of funds (the “Sub-advised Expense Group”). In comparing a Portfolio’s actual and contractual management fee to that of comparable funds, the Board noted that such fee includes both advisory and administrative fees.

The Board noted that the sub-advisory fees for the Portfolios are paid by the Adviser, not the Portfolios, out of the advisory fee. It was further noted that the Adviser negotiates such fees at arm’s length. The Board also considered that the Adviser had entered into expense limitation agreements with certain of the Portfolios, pursuant to which the Adviser has agreed to waive a portion of its advisory fee and/or reimburse certain expenses as a means of limiting a Portfolio’s total annual operating expenses. The Board further considered the amount of sub-advisory fees paid out by the Adviser and the amount of the management fees that it retained in light of the services performed by Sub-Advisers and Adviser, respectively.

With respect to the MetLife Mid Cap Stock Index Portfolio, the Board considered that the Portfolio’s actual management fees and total expenses (exclusive of 12b-1 fees) were below the Expense Group median, Expense Universe median and Sub-advised Expense Universe median. The Board further noted that the Portfolio’s contractual management fees were below the asset-weighted average of the Expense Group at the Portfolio’s current size. The Board also took into account that the Portfolio’s contractual sub-advisory fees were below the average of the Sub-advised Expense Group and the Sub-advised Expense Universe at the Portfolio’s current size. The Board further considered that the Adviser had waived fees and/or reimbursed expenses during the past year.

Profitability. The Board examined the profitability of the Adviser on a Portfolio-by-Portfolio basis. The Board also considered that the Distributor, MetLife Investors Distribution Company, receives Rule 12b-1 payments to support the distribution of the products. The Board considered the profitability to the Sub-Advisers and their affiliates as a result of their relationships with the Portfolios, and the Board considered the ability of the Adviser to negotiate the Sub-Advisory Agreements and the fees thereunder at arm’s length. The Board also reviewed Portfolio specific data with regard to the profitability of the Portfolios to each Sub-Adviser, as available.

Economies of scale. The Board also considered the effect of the Portfolios’ growth in size on their fees. The Board noted that the fee schedules for most of the Portfolios contain breakpoints that reduce the fee rate above specified asset levels. The Board noted those Portfolios that did not contain breakpoints in the advisory fee and took into account management’s discussion of the same. The Board noted that those Portfolios with advisory fee schedules containing breakpoints generally reflect the inclusion of breakpoints in the sub-advisory fee schedule for such Portfolios. The Board considered the effective fees under the Advisory Agreement for a Portfolio as a percentage of assets at different asset levels and possible economies of scale that may be realized if the assets of the Portfolio grow. Among other data, the Board examined the effect of a Portfolio’s growth in size on various fee schedules and reviewed the Lipper and Bobroff Reports, which compared fees among peers. The Board also generally noted that if a Portfolio’s assets increase over time, the Portfolio may realize other economies of scale if assets increase proportionally more than certain other fixed expenses. In addition, the Board noted that the Adviser had taken a number of steps to date intended to share the benefits of economies of scale with contractholders.

With respect to the MetLife Mid Cap Stock Index Portfolio, the Board noted that the Portfolio’s advisory fee does not contain breakpoints. The Board noted that the Portfolio’s contractual management fees were below the asset-weighted average of comparable funds at all asset levels. The Board considered the effect of the Portfolio’s current size and potential growth on its performance and fees. The Board noted management’s discussion of the Portfolio’s advisory fee structure. The Board also noted that if the Portfolio’s assets increased over time, the Portfolio might realize other economies of scale if assets increased proportionally more than certain other fixed expenses.

Other factors. As part of its evaluation of the Adviser’s compensation, the Board considered other benefits that may be realized by the Adviser and its affiliates from their relationship with the Trusts. Among them, the Board recognized that an affiliate of the Adviser, MetLife Investors Distribution Company, serves as the Distributor for the Trusts, and, as such, receives payments pursuant to Rule 12b-1 from the Portfolios to compensate it for providing shareholder services and selling activities, which could lead to growth in the Trusts’ assets and corresponding benefits from such growth, including economies of scale. The Board also considered that affiliates of the Adviser may benefit from certain indirect tax benefits relating to dividend received deductions and foreign tax credits. In conjunction with these considerations, the Board noted the costs of providing investment management and other services to the Portfolios and the ongoing commitment of the Adviser to the Portfolios.

The Board considered other benefits that may be realized by each Sub-Adviser and its affiliates from their relationship with the Trusts, including the opportunity to provide advisory services to additional portfolios of the Trusts and reputational benefits. In conjunction with these considerations, the Board noted the costs of providing investment advisory services to the Portfolios and the ongoing commitment of the Sub-Advisers to the Portfolios.

MSF-27

Metropolitan Series Fund

MetLife Mid Cap Stock Index Portfolio

Board of Trustees’ Consideration of Advisory and Sub-Advisory Agreements—(Continued)

The Board considered possible conflicts of interest in the form of material benefits or detriments to the Trusts resulting from the nature of the Trusts’ and the Adviser’s or the Sub-Advisers’ affiliations and the services that are provided to the Trusts, and the manner in which such conflicts were mitigated.

Conclusions. After full consideration of the factors discussed above, the Board, including a majority of the Independent Trustees, approved the Advisory Agreement and the Sub-Advisory Agreement, as applicable, with respect to each Portfolio, unless otherwise noted. In making its approvals, the Board concluded that the nature, extent and quality of services provided by the Adviser and each Sub-Adviser supported the renewal of the Agreements. The Board also concluded that the investment performance of each Fund was such that each Agreement should continue. In addition, the Board concluded that fees paid by a Portfolio to the Adviser and, if applicable, the Sub-Adviser appeared to be acceptable in light of nature, extent and quality of the services provided by the Adviser and Sub-Adviser. Further, the Board concluded that the Adviser’s profitability in providing services under the Advisory Agreements did not appear unreasonably high in light of the nature, extent and quality of the services provided by the Adviser. Finally, the Board concluded that the Advisory and Sub-Advisory fees in some measure share economies of scale with contractholders. In approving the renewal of each of the Agreements, the Board, including the Independent Trustees, did not identify any single factor as controlling, and generally attributed different weights to various factors for the various Portfolios. The Board evaluated all information available to them on a Portfolio-by-Portfolio basis, and their decisions were made separately with respect to each Portfolio.

MSF-28

Metropolitan Series Fund

MetLife Stock Index Portfolio

Managed by MetLife Investment Management, LLC

Portfolio Manager Commentary*

PERFORMANCE

For the one year period ended December 31, 2013, the Class A, B, D, and E shares of the MetLife Stock Index Portfolio returned 32.02%, 31.70%, 31.91%, and 31.83%, respectively. The Portfolio’s benchmark, the Standard & Poor’s (“S&P”) 500 Index1, returned 32.39%.

MARKET ENVIRONMENT / CONDITIONS

Equity indexes reached record highs in 2013, driven by central bank intervention and an improving economy. The year started on a positive note as U.S. lawmakers reached agreements on the fiscal cliff and debt ceiling, and earnings data was generally positive. The markets were further supported by rate cuts by the European Central Bank (the “ECB”), the Reserve Bank of Australia, the Bank of Korea, and the Bank of Israel. Despite fears that the Federal Reserve (the “Fed”) would begin tapering asset purchases and end quantitative easing, the markets continued to climb higher on better than expected macroeconomic data, including U.S. jobless claims, payrolls, and factory orders. Headwinds during the year included increased tensions in Syria and Egypt and a U.S. government shutdown following the failure of U.S. lawmakers to reach an agreement in budget negotiations. However, equity markets ended the year at their highs, as the ECB announced an unexpected rate cut, a tentative nuclear deal with Iran was negotiated, and investors continued to be optimistic that central banks would continue their easy monetary policy after Fed Chairman nominee Janet Yellen’s testimony in front of Congress was more dovish than expected.

During the year, the Federal Open Market Committee (the “Committee”) met eight times and maintained the target range for the Federal Funds Rate at zero to 0.25%. The Committee stated that economic activity was expanding at a moderate pace, labor market conditions have continued to improve, and the unemployment rate had declined but remained elevated. The Committee noted that the risks to the outlook for the economy and the labor market have become more balanced. Subsequently, the Committee decided to modestly reduce the pace of its asset purchases from $85 billion per month to $75 billion per month.

All ten sectors comprising the S&P 500 Index experienced positive returns for the year. Consumer Discretionary (11.5% beginning weight in the benchmark), up 43.0%, and Health Care (12.0% beginning weight), up 41.4%, were the best-performing sectors. The worst relative-performing sectors were Telecom Services (3.1% beginning weight), up 11.5%, and Utilities (3.4% beginning weight), up 13.2%.

The stocks with the largest positive impact on the benchmark return for the year were Google, up 58.0%, Microsoft, up 44.3%, and General Electric, up 37.9%. The stocks with the largest negative impact were Newmont Mining, down 48.5%, Intuitive Surgical, down 21.7%, and CenturyLink, down 13.2%.

PORTFOLIO REVIEW / PERIOD END POSITIONING

The Portfolio is managed utilizing a full replication strategy versus the S&P 500 Index. This strategy seeks to track the performance of the Index by owning all of the components of the Index at their respective Index capitalization weights. The Portfolio is periodically rebalanced for compositional changes in the S&P 500 Index. Factors that impact tracking error include transaction costs, cash drag, securities lending, NAV rounding, and sales and redemptions of Portfolio shares.

Stacey Lituchy

Norman Hu

Mirsad Usejnoski

Portfolio Managers

MetLife Investment Management, LLC

* This commentary may include statements that constitute “forward-looking statements” under the U.S. securities laws. Forward-looking statements include, among other things, projections, estimates, and information about possible or future results related to the Portfolio, market or regulatory developments. The views expressed above are not guarantees of future performance or economic results and involve certain risks, uncertainties and assumptions that could cause actual outcomes and results to differ materially from the views expressed herein. The views expressed above are subject to change at any time based upon economic, market, or other conditions and the subadvisory firm undertakes no obligation to update the views expressed herein. Any discussions of specific securities should not be considered a recommendation to buy or sell those securities. The views expressed above (including any forward-looking statement) may not be relied upon as investment advice or as an indication of the Portfolio’s trading intent. Information about the Portfolio’s holdings, asset allocation or country diversification is historical and is not an indication of future Portfolio composition, which may vary. Direct investment in any index is not possible. The performance of any index mentioned in this commentary has not been adjusted for ongoing management, distribution and operating expenses, and sales charges applicable to mutual fund investments. In addition, the returns do not reflect additional fees charged by separate accounts or variable insurance contracts that an investor in the Portfolio may pay. If these additional fees were reflected, performance would have been lower.

MSF-1

Metropolitan Series Fund

MetLife Stock Index Portfolio

A $10,000 INVESTMENT COMPARED TO THE S&P 500 INDEX

AVERAGE ANNUAL RETURNS (%) (FOR THE YEAR ENDED DECEMBER 31, 2013)

	1 Year	5 Year	10 Year	Since Inception[2]
MetLife Stock Index Portfolio
Class A	32.02	17.67	7.15	—
Class B	31.70	17.37	6.88	—
Class D	31.91	—	—	20.03
Class E	31.83	17.48	6.98	—
S&P 500 Index	32.39	17.94	7.41	—

1 The Standard & Poor’s 500 Index is an unmanaged index representing the performance of 500 major companies, most of which are listed on the New York Stock Exchange.

2 Inception dates of the Class A, Class B, Class D, and Class E shares are 5/1/90, 1/2/01, 4/28/09, and 5/1/01, respectively.

Portfolio performance is calculated including reinvestment of all income and capital gain distributions. Performance numbers are net of all Portfolio expenses but do not include any insurance, sales, separate account or administrative charges of variable annuity or life insurance contracts or any additional expenses that participants may bear relating to the operations of their plans. If these charges were included, the returns would be lower. The performance of any index referenced above has not been adjusted for ongoing management, distribution and operating expenses, and sales charges applicable to mutual fund investments. Direct investment in any index is not possible. The performance of Class A shares, as set forth in the line graph above, will differ from that of other classes because of the difference in expenses paid by policyholders investing in the different share classes.

This information represents past performance and is not indicative of future results. Investment return and principal value may fluctuate so that shares, upon redemption, may be worth more or less than the original cost.

PORTFOLIO COMPOSITION AS OF DECEMBER 31, 2013

Top Holdings

% of Net Assets
Apple, Inc.	3.0
Exxon Mobil Corp.	2.7
Google, Inc.—Class A	1.9
Microsoft Corp.	1.7
General Electric Co.	1.7
Johnson & Johnson	1.6
Chevron Corp.	1.4
Procter & Gamble Co. (The)	1.3
JPMorgan Chase & Co.	1.3
Wells Fargo & Co.	1.3

Top Sectors

% of Market Value of Total Investments
Information Technology	18.6
Financials	16.5
Health Care	12.9
Consumer Discretionary	12.5
Industrials	10.9
Energy	10.2
Consumer Staples	9.7
Materials	3.5
Utilities	2.9
Telecommunication Services	2.3

MSF-2

Metropolitan Series Fund

MetLife Stock Index Portfolio

Understanding Your Portfolio’s Expenses

Shareholder Expense Example

As a shareholder of the Portfolio, you incur ongoing costs, including management fees; distribution and service (12b-1) fees; and other Portfolio expenses. This example is intended to help you understand your ongoing costs (in dollars) (referred to as “expenses”) of investing in the Portfolio and compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period, July 1, 2013 through December 31, 2013.

Actual Expenses

The first line for each share class of the Portfolio in the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested in the particular share class of the Portfolio, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line for each share class of the Portfolio in the table below provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any fees or charges of your variable insurance product or any additional expenses that participants in certain eligible qualified plans may bear relating to the operations of their plan. Therefore, the second line for each share class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these other costs were included, your costs would have been higher.

MetLife Stock Index Portfolio		Annualized Expense Ratio	Beginning Account Value July 1, 2013	Ending Account Value December 31, 2013	Expenses Paid During Period** July 1, 2013 to December 31, 2013
Class A(a)	Actual	0.26%	$1,000.00	$1,161.50	$1.42
	Hypothetical*	0.26%	$1,000.00	$1,023.90	$1.33

Class B(a)	Actual	0.51%	$1,000.00	$1,159.90	$2.78
	Hypothetical*	0.51%	$1,000.00	$1,022.64	$2.60

Class D(a)	Actual	0.36%	$1,000.00	$1,161.10	$1.96
	Hypothetical*	0.36%	$1,000.00	$1,023.39	$1.84

Class E(a)	Actual	0.41%	$1,000.00	$1,160.40	$2.23
	Hypothetical*	0.41%	$1,000.00	$1,023.14	$2.09

* Hypothetical assumes a rate of return of 5% per year before expenses.

** Expenses paid are equal to the Portfolio’s annualized expense ratio for the most recent six month period, as shown above, multiplied by the average account value over the period, multiplied by the number of days (184 days) in the most recent fiscal half-year, divided by 365 (to reflect the one-half year period).

(a) The annualized expense ratio shown reflects the impact of the management fee waiver as described in Note 6 of the Notes to Financial Statements.

MSF-3

Metropolitan Series Fund

MetLife Stock Index Portfolio

Schedule of Investments as of December 31, 2013

Common Stocks—99.0% of Net Assets

Security Description	Shares	Value

Aerospace & Defense—2.7%
Boeing Co. (The)	265,166	$36,192,507
General Dynamics Corp.	128,333	12,262,218
Honeywell International, Inc.	300,966	27,499,264
L-3 Communications Holdings, Inc.	33,993	3,632,492
Lockheed Martin Corp.	103,199	15,341,563
Northrop Grumman Corp.	85,146	9,758,583
Precision Castparts Corp.	55,714	15,003,780
Raytheon Co.	122,535	11,113,925
Rockwell Collins, Inc.	51,825	3,830,904
Textron, Inc.	107,836	3,964,051
United Technologies Corp.	323,788	36,847,075

		175,446,362

Air Freight & Logistics—0.8%
C.H. Robinson Worldwide, Inc. (a)	58,160	3,393,054
Expeditors International of Washington, Inc.	78,851	3,489,157
FedEx Corp.	114,163	16,413,215
United Parcel Service, Inc. - Class B	274,177	28,810,519

		52,105,945

Airlines—0.2%
Delta Air Lines, Inc.	328,149	9,014,253
Southwest Airlines Co.	267,231	5,034,632

		14,048,885

Auto Components—0.4%
BorgWarner, Inc.	87,280	4,879,825
Delphi Automotive plc	107,404	6,458,203
Goodyear Tire & Rubber Co. (The)	94,698	2,258,547
Johnson Controls, Inc.	262,735	13,478,305

		27,074,880

Automobiles—0.7%
Ford Motor Co.	1,512,909	23,344,186
General Motors Co. (b)	436,853	17,854,182
Harley-Davidson, Inc.	84,807	5,872,037

		47,070,405

Beverages—2.1%
Beam, Inc.	62,546	4,256,881
Brown-Forman Corp. - Class B	62,148	4,696,524
Coca-Cola Co. (The)	1,456,625	60,173,179
Coca-Cola Enterprises, Inc.	92,616	4,087,144
Constellation Brands, Inc. - Class A (b)	63,906	4,497,704
Dr. Pepper Snapple Group, Inc.	76,957	3,749,345
Molson Coors Brewing Co. - Class B	60,646	3,405,273
Monster Beverage Corp. (b)	52,092	3,530,275
PepsiCo, Inc.	588,220	48,786,967

		137,183,292

Biotechnology—2.4%
Alexion Pharmaceuticals, Inc. (b)	75,205	10,006,777
Amgen, Inc.	289,249	33,020,666
Biogen Idec, Inc. (b)	90,601	25,345,630
Celgene Corp. (b)	158,052	26,704,466

Biotechnology—(Continued)
Gilead Sciences, Inc. (b)	588,124	44,197,518
Regeneron Pharmaceuticals, Inc. (b)	30,125	8,291,605
Vertex Pharmaceuticals, Inc. (b)	89,659	6,661,664

		154,228,326

Building Products—0.1%
Allegion plc (b)	34,255	1,513,714
Masco Corp.	136,924	3,117,759

		4,631,473

Capital Markets—2.2%
Ameriprise Financial, Inc.	74,617	8,584,686
Bank of New York Mellon Corp. (The)	440,521	15,391,804
BlackRock, Inc.	48,735	15,423,165
Charles Schwab Corp. (The)	445,037	11,570,962
E*Trade Financial Corp. (b)	110,156	2,163,464
Franklin Resources, Inc.	154,854	8,939,721
Goldman Sachs Group, Inc. (The)	161,671	28,657,801
Invesco, Ltd.	170,022	6,188,801
Legg Mason, Inc.	40,717	1,770,375
Morgan Stanley	531,397	16,664,610
Northern Trust Corp.	86,164	5,332,690
State Street Corp.	168,381	12,357,482
T. Rowe Price Group, Inc.	100,073	8,383,115

		141,428,676

Chemicals—2.5%
Air Products & Chemicals, Inc.	81,036	9,058,204
Airgas, Inc.	25,458	2,847,477
CF Industries Holdings, Inc.	21,983	5,122,918
Dow Chemical Co. (The)	465,201	20,654,924
E.I. du Pont de Nemours & Co.	355,212	23,078,124
Eastman Chemical Co.	59,037	4,764,286
Ecolab, Inc.	104,008	10,844,914
FMC Corp.	51,118	3,857,364
International Flavors & Fragrances, Inc.	31,265	2,688,165
LyondellBasell Industries NV - Class A	167,555	13,451,315
Monsanto Co.	201,688	23,506,736
Mosaic Co. (The)	130,709	6,178,615
PPG Industries, Inc.	54,474	10,331,539
Praxair, Inc.	112,905	14,681,037
Sherwin-Williams Co. (The)	33,037	6,062,290
Sigma-Aldrich Corp.	45,899	4,314,965

		161,442,873

Commercial Banks—2.8%
BB&T Corp.	270,377	10,090,470
Comerica, Inc.	70,156	3,335,216
Fifth Third Bancorp	338,616	7,121,094
Huntington Bancshares, Inc.	318,549	3,073,998
KeyCorp	343,923	4,615,447
M&T Bank Corp. (a)	49,950	5,815,179
PNC Financial Services Group, Inc. (The)	204,093	15,833,535
Regions Financial Corp.	528,367	5,225,550
SunTrust Banks, Inc.	205,306	7,557,314

See accompanying notes to financial statements.

MSF-4

Metropolitan Series Fund

MetLife Stock Index Portfolio

Schedule of Investments as of December 31, 2013

Common Stocks—(Continued)

Security Description	Shares	Value

Commercial Banks—(Continued)
U.S. Bancorp	700,489	$28,299,755
Wells Fargo & Co.	1,838,578	83,471,441
Zions Bancorporation	70,810	2,121,468

		176,560,467

Commercial Services & Supplies—0.5%
ADT Corp. (The) (a)	76,708	3,104,373
Cintas Corp. (a)	38,626	2,301,723
Iron Mountain, Inc. (a)	65,274	1,981,066
Pitney Bowes, Inc. (a)	77,475	1,805,167
Republic Services, Inc.	103,586	3,439,055
Stericycle, Inc. (b)	32,875	3,819,089
Tyco International, Ltd.	178,469	7,324,368
Waste Management, Inc.	167,361	7,509,488

		31,284,329

Communications Equipment—1.7%
Cisco Systems, Inc.	2,050,723	46,038,731
F5 Networks, Inc. (b)	29,767	2,704,630
Harris Corp.	40,992	2,861,652
Juniper Networks, Inc. (b)	193,696	4,371,719
Motorola Solutions, Inc.	88,315	5,961,262
QUALCOMM, Inc.	647,992	48,113,406

		110,051,400

Computers & Peripherals—4.1%
Apple, Inc.	345,100	193,639,061
EMC Corp.	789,298	19,850,845
Hewlett-Packard Co.	737,125	20,624,757
NetApp, Inc.	130,722	5,377,903
SanDisk Corp.	86,642	6,111,727
Seagate Technology plc	125,093	7,025,223
Western Digital Corp.	80,742	6,774,254

		259,403,770

Construction & Engineering—0.2%
Fluor Corp.	62,655	5,030,570
Jacobs Engineering Group, Inc. (b)	50,519	3,182,192
Quanta Services, Inc. (b)	82,794	2,612,978

		10,825,740

Construction Materials—0.0%
Vulcan Materials Co.	49,858	2,962,562

Consumer Finance—1.0%
American Express Co.	353,367	32,060,988
Capital One Financial Corp.	221,141	16,941,612
Discover Financial Services	183,723	10,279,302
SLM Corp.	167,331	4,397,458

		63,679,360

Containers & Packaging—0.2%
Avery Dennison Corp.	37,057	1,859,891
Ball Corp.	55,474	2,865,787

Containers & Packaging—(Continued)
Bemis Co., Inc.	39,483	1,617,224
MeadWestvaco Corp.	68,226	2,519,586
Owens-Illinois, Inc. (b)	63,284	2,264,301
Sealed Air Corp.	75,242	2,561,990

		13,688,779

Distributors—0.1%
Genuine Parts Co.	59,204	4,925,181

Diversified Consumer Services—0.1%
Graham Holdings Co. - Class B	1,671	1,108,408
H&R Block, Inc.	104,811	3,043,711

		4,152,119

Diversified Financial Services—5.1%
Bank of America Corp.	4,091,052	63,697,680
Berkshire Hathaway, Inc. - Class B (b)	690,411	81,855,128
Citigroup, Inc.	1,163,323	60,620,762
CME Group, Inc.	120,910	9,486,599
IntercontinentalExchange Group, Inc.	44,123	9,924,145
JPMorgan Chase & Co.	1,441,857	84,319,797
Leucadia National Corp.	120,245	3,407,743
McGraw Hill Financial, Inc.	103,867	8,122,399
Moody’s Corp.	72,602	5,697,079
NASDAQ OMX Group, Inc. (The)	44,349	1,765,090

		328,896,422

Diversified Telecommunication Services—2.1%
AT&T, Inc.	2,020,569	71,043,206
CenturyLink, Inc.	226,708	7,220,650
Frontier Communications Corp. (a)	383,381	1,782,722
Verizon Communications, Inc.	1,097,639	53,937,980
Windstream Holdings, Inc. (a)	228,626	1,824,435

		135,808,993

Electric Utilities—1.6%
American Electric Power Co., Inc.	186,902	8,735,799
Duke Energy Corp.	270,787	18,687,011
Edison International	124,966	5,785,926
Entergy Corp.	68,395	4,327,352
Exelon Corp.	328,670	9,002,271
FirstEnergy Corp.	160,414	5,290,454
NextEra Energy, Inc.	165,190	14,143,568
Northeast Utilities	120,855	5,123,043
Pepco Holdings, Inc. (a)	95,795	1,832,558
Pinnacle West Capital Corp.	42,208	2,233,647
PPL Corp.	241,735	7,273,806
Southern Co. (The)	338,196	13,903,238
Xcel Energy, Inc.	190,872	5,332,964

		101,671,637

Electrical Equipment—0.8%
AMETEK, Inc.	93,876	4,944,449
Eaton Corp. plc	181,997	13,853,612
Emerson Electric Co.	270,009	18,949,231

See accompanying notes to financial statements.

MSF-5

Metropolitan Series Fund

MetLife Stock Index Portfolio

Schedule of Investments as of December 31, 2013

Common Stocks—(Continued)

Security Description	Shares	Value

Electrical Equipment—(Continued)
Rockwell Automation, Inc.	53,187	$6,284,576
Roper Industries, Inc.	38,091	5,282,460

		49,314,328

Electronic Equipment, Instruments & Components—0.4%
Amphenol Corp. - Class A	60,710	5,414,118
Corning, Inc.	555,082	9,891,561
FLIR Systems, Inc.	54,332	1,635,393
Jabil Circuit, Inc.	70,911	1,236,688
TE Connectivity, Ltd.	157,401	8,674,369

		26,852,129

Energy Equipment & Services—1.9%
Baker Hughes, Inc.	170,001	9,394,255
Cameron International Corp. (b)	91,236	5,431,279
Diamond Offshore Drilling, Inc. (a)	26,664	1,517,715
Ensco plc - Class A	89,594	5,122,985
FMC Technologies, Inc. (b)	90,745	4,737,796
Halliburton Co.	325,341	16,511,056
Helmerich & Payne, Inc.	41,095	3,455,268
Nabors Industries, Ltd.	99,626	1,692,646
National Oilwell Varco, Inc.	164,200	13,058,826
Noble Corp. plc	97,195	3,641,897
Rowan Cos. plc - Class A (b)	47,651	1,684,939
Schlumberger, Ltd.	505,125	45,516,814
Transocean, Ltd. (a)	130,008	6,424,995

		118,190,471

Food & Staples Retailing—2.3%
Costco Wholesale Corp.	167,584	19,944,172
CVS Caremark Corp.	456,528	32,673,709
Kroger Co. (The)	199,608	7,890,504
Safeway, Inc.	94,661	3,083,109
Sysco Corp. (a)	223,067	8,052,719
Wal-Mart Stores, Inc.	620,549	48,831,001
Walgreen Co.	334,026	19,186,453
Whole Foods Market, Inc.	142,735	8,254,365

		147,916,032

Food Products—1.6%
Archer-Daniels-Midland Co.	252,367	10,952,728
Campbell Soup Co. (a)	68,870	2,980,694
ConAgra Foods, Inc.	161,814	5,453,132
General Mills, Inc.	243,275	12,141,855
Hershey Co. (The)	57,460	5,586,836
Hormel Foods Corp.	51,628	2,332,037
J.M. Smucker Co. (The)	40,326	4,178,580
Kellogg Co.	98,635	6,023,639
Kraft Foods Group, Inc.	228,550	12,323,416
McCormick & Co., Inc.	50,649	3,490,729
Mead Johnson Nutrition Co.	77,472	6,489,055
Mondelez International, Inc. - Class A	672,674	23,745,392
Tyson Foods, Inc. - Class A (a)	104,179	3,485,829

		99,183,922

Gas Utilities—0.1%
AGL Resources, Inc.	45,562	2,151,893
ONEOK, Inc.	79,122	4,919,806

		7,071,699

Health Care Equipment & Supplies—2.0%
Abbott Laboratories	593,047	22,731,492
Baxter International, Inc.	208,155	14,477,180
Becton Dickinson & Co.	74,446	8,225,539
Boston Scientific Corp. (b)	512,131	6,155,815
C.R. Bard, Inc.	29,875	4,001,457
CareFusion Corp. (b)	81,060	3,227,809
Covidien plc	176,435	12,015,223
DENTSPLY International, Inc.	54,715	2,652,583
Edwards Lifesciences Corp. (a) (b)	41,963	2,759,487
Intuitive Surgical, Inc. (b)	14,600	5,607,568
Medtronic, Inc.	382,922	21,975,894
St. Jude Medical, Inc.	111,926	6,933,816
Stryker Corp.	113,213	8,506,825
Varian Medical Systems, Inc. (b)	40,549	3,150,252
Zimmer Holdings, Inc.	65,581	6,111,493

		128,532,433

Health Care Providers & Services—2.0%
Aetna, Inc.	140,956	9,668,172
AmerisourceBergen Corp.	88,230	6,203,451
Cardinal Health, Inc.	130,975	8,750,440
Cigna Corp.	106,019	9,274,542
DaVita HealthCare Partners, Inc. (b)	67,713	4,290,973
Express Scripts Holding Co. (b)	309,069	21,709,007
Humana, Inc.	59,801	6,172,659
Laboratory Corp. of America Holdings (a) (b)	33,523	3,062,997
McKesson Corp.	88,107	14,220,470
Patterson Cos., Inc.	31,977	1,317,452
Quest Diagnostics, Inc. (a)	55,779	2,986,408
Tenet Healthcare Corp. (b)	38,059	1,603,045
UnitedHealth Group, Inc.	386,147	29,076,869
WellPoint, Inc.	113,309	10,468,618

		128,805,103

Health Care Technology—0.1%
Cerner Corp. (b)	113,228	6,311,329

Hotels, Restaurants & Leisure—1.7%
Carnival Corp.	168,006	6,748,801
Chipotle Mexican Grill, Inc. (b)	11,869	6,323,566
Darden Restaurants, Inc. (a)	50,080	2,722,850
International Game Technology	95,466	1,733,663
Marriott International, Inc. - Class A	86,167	4,253,203
McDonald’s Corp.	381,649	37,031,402
Starbucks Corp.	289,047	22,658,394
Starwood Hotels & Resorts Worldwide, Inc.	73,455	5,836,000
Wyndham Worldwide Corp.	49,980	3,683,026
Wynn Resorts, Ltd.	30,981	6,016,820
Yum! Brands, Inc.	170,809	12,914,868

		109,922,593

See accompanying notes to financial statements.

MSF-6

Metropolitan Series Fund

MetLife Stock Index Portfolio

Schedule of Investments as of December 31, 2013

Common Stocks—(Continued)

Security Description	Shares	Value

Household Durables—0.4%
DR Horton, Inc. (a)	109,002	$2,432,925
Garmin, Ltd. (a)	47,173	2,180,336
Harman International Industries, Inc.	25,910	2,120,734
Leggett & Platt, Inc. (a)	54,162	1,675,772
Lennar Corp. - Class A (a)	64,129	2,536,943
Mohawk Industries, Inc. (b)	23,399	3,484,111
Newell Rubbermaid, Inc.	110,157	3,570,188
PulteGroup, Inc. (a)	132,231	2,693,546
Whirlpool Corp.	30,107	4,722,584

		25,417,139

Household Products—2.0%
Clorox Co. (The) (a)	49,496	4,591,249
Colgate-Palmolive Co.	337,125	21,983,921
Kimberly-Clark Corp.	146,380	15,290,855
Procter & Gamble Co. (The)	1,042,592	84,877,415

		126,743,440

Independent Power Producers & Energy Traders—0.1%
AES Corp. (The)	251,856	3,654,430
NRG Energy, Inc.	124,047	3,562,630

		7,217,060

Industrial Conglomerates—2.5%
3M Co.	245,325	34,406,831
Danaher Corp.	229,977	17,754,225
General Electric Co.	3,880,570	108,772,377

		160,933,433

Insurance—3.0%
ACE, Ltd.	130,434	13,503,832
Aflac, Inc.	178,771	11,941,903
Allstate Corp. (The)	174,459	9,514,994
American International Group, Inc.	564,726	28,829,262
Aon plc	115,469	9,686,694
Assurant, Inc.	27,891	1,851,126
Chubb Corp. (The)	96,564	9,330,979
Cincinnati Financial Corp.	56,554	2,961,733
Genworth Financial, Inc. - Class A (b)	189,576	2,944,115
Hartford Financial Services Group, Inc.	171,481	6,212,757
Lincoln National Corp.	100,624	5,194,211
Loews Corp.	117,313	5,659,179
Marsh & McLennan Cos., Inc.	210,486	10,179,103
MetLife, Inc. (c)	429,987	23,184,899
Principal Financial Group, Inc.	105,003	5,177,698
Progressive Corp. (The)	211,721	5,773,632
Prudential Financial, Inc.	177,586	16,376,981
Torchmark Corp.	34,681	2,710,320
Travelers Cos., Inc. (The)	139,640	12,643,005
Unum Group	100,170	3,513,964
XL Group plc	108,473	3,453,780

		190,644,167

Internet & Catalog Retail—1.5%
Amazon.com, Inc. (b)	142,209	56,711,527

Internet & Catalog Retail—(Continued)
Expedia, Inc.	39,498	2,751,431
Netflix, Inc. (b)	22,729	8,368,136
priceline.com, Inc. (b)	19,726	22,929,502
TripAdvisor, Inc. (b)	42,501	3,520,358

		94,280,954

Internet Software & Services—3.1%
Akamai Technologies, Inc. (b)	68,647	3,238,765
eBay, Inc. (b)	446,895	24,530,067
Facebook, Inc. - Class A (b)	630,846	34,482,042
Google, Inc. - Class A (b) (d)	107,639	120,632,104
VeriSign, Inc. (a) (b)	49,413	2,953,909
Yahoo!, Inc. (b)	361,858	14,633,538

		200,470,425

IT Services—3.6%
Accenture plc - Class A	243,839	20,048,443
Alliance Data Systems Corp. (a) (b)	18,684	4,912,584
Automatic Data Processing, Inc.	184,653	14,921,809
Cognizant Technology Solutions Corp. - Class A (b)	116,024	11,716,103
Computer Sciences Corp.	56,463	3,155,152
Fidelity National Information Services, Inc.	111,665	5,994,177
Fiserv, Inc. (b)	98,933	5,841,994
International Business Machines Corp.	391,496	73,432,905
MasterCard, Inc. - Class A	39,708	33,174,446
Paychex, Inc.	124,664	5,675,952
Teradata Corp. (b)	62,672	2,850,949
Total System Services, Inc.	64,056	2,131,784
Visa, Inc. - Class A	195,322	43,494,303
Western Union Co. (The) (a)	211,818	3,653,860

		231,004,461

Leisure Equipment & Products—0.1%
Hasbro, Inc. (a)	44,293	2,436,558
Mattel, Inc.	129,808	6,176,265

		8,612,823

Life Sciences Tools & Services—0.5%
Agilent Technologies, Inc.	126,877	7,256,096
Life Technologies Corp. (b)	66,225	5,019,855
PerkinElmer, Inc.	43,108	1,777,343
Thermo Fisher Scientific, Inc.	138,604	15,433,555
Waters Corp. (b)	32,652	3,265,200

		32,752,049

Machinery—1.8%
Caterpillar, Inc.	244,078	22,164,723
Cummins, Inc.	66,834	9,421,589
Deere & Co. (a)	146,843	13,411,171
Dover Corp.	65,345	6,308,406
Flowserve Corp.	53,494	4,216,932
Illinois Tool Works, Inc.	156,617	13,168,357
Ingersoll-Rand plc	102,762	6,330,139
Joy Global, Inc. (a)	40,763	2,384,228

See accompanying notes to financial statements.

MSF-7

Metropolitan Series Fund

MetLife Stock Index Portfolio

Schedule of Investments as of December 31, 2013

Common Stocks—(Continued)

Security Description	Shares	Value

Machinery—(Continued)
PACCAR, Inc.	135,814	$8,036,114
Pall Corp.	42,494	3,626,863
Parker Hannifin Corp.	57,240	7,363,354
Pentair, Ltd.	76,456	5,938,338
Snap-on, Inc.	22,304	2,442,734
Stanley Black & Decker, Inc.	59,534	4,803,799
Xylem, Inc.	70,761	2,448,331

		112,065,078

Media—3.7%
Cablevision Systems Corp. - Class A (a)	82,112	1,472,268
CBS Corp. - Class B	214,054	13,643,802
Comcast Corp. - Class A	999,538	51,940,992
DIRECTV (b)	187,428	12,949,401
Discovery Communications, Inc. - Class A (a) (b)	86,558	7,826,574
Gannett Co., Inc.	87,409	2,585,558
Interpublic Group of Cos., Inc. (The)	159,651	2,825,823
News Corp. - Class A (b)	190,938	3,440,703
Omnicom Group, Inc.	98,712	7,341,211
Scripps Networks Interactive, Inc. - Class A	42,021	3,631,035
Time Warner Cable, Inc.	108,121	14,650,396
Time Warner, Inc.	347,011	24,193,607
Twenty-First Century Fox, Inc. - Class A	752,671	26,478,966
Viacom, Inc. - Class B	155,663	13,595,606
Walt Disney Co. (The)	626,833	47,890,041

		234,465,983

Metals & Mining—0.6%
Alcoa, Inc. (a)	410,251	4,360,968
Allegheny Technologies, Inc. (a)	41,417	1,475,688
Cliffs Natural Resources, Inc. (a)	58,731	1,539,340
Freeport-McMoRan Copper & Gold, Inc.	398,189	15,027,653
Newmont Mining Corp.	190,961	4,397,832
Nucor Corp.	122,051	6,515,082
United States Steel Corp. (a)	55,487	1,636,866

		34,953,429

Multi-Utilities—1.1%
Ameren Corp.	93,063	3,365,158
CenterPoint Energy, Inc.	164,407	3,810,954
CMS Energy Corp.	102,025	2,731,209
Consolidated Edison, Inc. (a)	112,338	6,210,045
Dominion Resources, Inc.	222,629	14,401,870
DTE Energy Co.	67,811	4,501,972
Integrys Energy Group, Inc.	30,610	1,665,490
NiSource, Inc.	120,165	3,951,025
PG&E Corp.	172,329	6,941,412
Public Service Enterprise Group, Inc.	194,025	6,216,561
SCANA Corp. (a)	53,908	2,529,903
Sempra Energy	87,179	7,825,187
TECO Energy, Inc. (a)	78,346	1,350,685
Wisconsin Energy Corp. (a)	86,882	3,591,702

		69,093,173

Multiline Retail—0.7%
Dollar General Corp. (b)	113,008	6,816,643
Dollar Tree, Inc. (b)	79,815	4,503,162
Family Dollar Stores, Inc.	37,084	2,409,347
Kohl’s Corp. (a)	77,206	4,381,441
Macy’s, Inc.	141,333	7,547,182
Nordstrom, Inc. (a)	54,880	3,391,584
Target Corp.	242,441	15,339,242

		44,388,601

Office Electronics—0.1%
Xerox Corp.	443,868	5,401,874

Oil, Gas & Consumable Fuels—8.3%
Anadarko Petroleum Corp.	193,031	15,311,219
Apache Corp.	153,129	13,159,906
Cabot Oil & Gas Corp.	161,534	6,261,058
Chesapeake Energy Corp. (a)	193,877	5,261,822
Chevron Corp.	737,643	92,138,987
ConocoPhillips	469,893	33,197,941
CONSOL Energy, Inc.	87,811	3,340,331
Denbury Resources, Inc. (b)	140,645	2,310,797
Devon Energy Corp.	146,380	9,056,531
EOG Resources, Inc.	104,701	17,573,016
EQT Corp.	57,808	5,190,002
Exxon Mobil Corp.	1,675,567	169,567,380
Hess Corp.	109,100	9,055,300
Kinder Morgan, Inc.	258,248	9,296,928
Marathon Oil Corp.	267,197	9,432,054
Marathon Petroleum Corp.	115,461	10,591,238
Murphy Oil Corp.	67,415	4,373,885
Newfield Exploration Co. (b)	52,210	1,285,932
Noble Energy, Inc.	137,802	9,385,694
Occidental Petroleum Corp.	309,169	29,401,972
Peabody Energy Corp.	103,495	2,021,257
Phillips 66	229,955	17,736,429
Pioneer Natural Resources Co.	54,703	10,069,181
QEP Resources, Inc.	68,764	2,107,617
Range Resources Corp.	62,681	5,284,635
Southwestern Energy Co. (b)	134,510	5,290,278
Spectra Energy Corp.	256,997	9,154,233
Tesoro Corp.	50,949	2,980,517
Valero Energy Corp.	206,951	10,430,330
Williams Cos., Inc. (The)	262,132	10,110,431
WPX Energy, Inc. (b)	77,021	1,569,688

		531,946,589

Paper & Forest Products—0.1%
International Paper Co.	170,154	8,342,651

Personal Products—0.2%
Avon Products, Inc.	166,374	2,864,960
Estee Lauder Cos., Inc. (The) - Class A	98,209	7,397,102

		10,262,062

See accompanying notes to financial statements.

MSF-8

Metropolitan Series Fund

MetLife Stock Index Portfolio

Schedule of Investments as of December 31, 2013

Common Stocks—(Continued)

Security Description	Shares	Value

Pharmaceuticals—5.8%
AbbVie, Inc.	610,183	$32,223,764
Actavis plc (b)	66,757	11,215,176
Allergan, Inc.	113,978	12,660,676
Bristol-Myers Squibb Co.	631,540	33,566,351
Eli Lilly & Co.	380,276	19,394,076
Forest Laboratories, Inc. (b)	90,933	5,458,708
Hospira, Inc. (b)	63,622	2,626,316
Johnson & Johnson	1,082,178	99,116,683
Merck & Co., Inc.	1,120,721	56,092,086
Mylan, Inc. (b)	146,846	6,373,117
Perrigo Co. plc	51,033	7,831,524
Pfizer, Inc.	2,485,849	76,141,555
Zoetis, Inc.	191,780	6,269,288

		368,969,320

Professional Services—0.2%
Dun & Bradstreet Corp. (The) (a)	14,637	1,796,692
Equifax, Inc.	46,673	3,224,637
Nielsen Holdings NV	97,058	4,453,992
Robert Half International, Inc.	53,159	2,232,146

		11,707,467

Real Estate Investment Trusts—1.8%
American Tower Corp.	151,366	12,082,034
Apartment Investment & Management Co. - Class A	55,966	1,450,079
AvalonBay Communities, Inc.	46,659	5,516,494
Boston Properties, Inc.	58,638	5,885,496
Equity Residential	128,561	6,668,459
General Growth Properties, Inc.	206,197	4,138,374
HCP, Inc.	175,005	6,356,182
Health Care REIT, Inc.	110,721	5,931,324
Host Hotels & Resorts, Inc.	290,076	5,639,077
Kimco Realty Corp.	157,138	3,103,475
Macerich Co. (The)	53,905	3,174,465
Plum Creek Timber Co., Inc. (a)	67,854	3,155,889
Prologis, Inc.	191,288	7,068,092
Public Storage	55,438	8,344,528
Simon Property Group, Inc.	119,027	18,111,148
Ventas, Inc.	112,796	6,460,955
Vornado Realty Trust	66,721	5,924,158
Weyerhaeuser Co.	223,519	7,056,495

		116,066,724

Real Estate Management & Development—0.0%
CBRE Group, Inc. - Class A (b)	106,770	2,808,051

Road & Rail—0.9%
CSX Corp.	388,800	11,185,776
Kansas City Southern	42,271	5,234,418
Norfolk Southern Corp.	118,484	10,998,870
Ryder System, Inc.	20,172	1,488,290
Union Pacific Corp.	176,654	29,677,872

		58,585,226

Semiconductors & Semiconductor Equipment—2.0%
Altera Corp.	123,170	4,006,720
Analog Devices, Inc.	119,303	6,076,102
Applied Materials, Inc.	461,870	8,170,480
Broadcom Corp. - Class A	206,966	6,136,542
First Solar, Inc. (a) (b)	27,079	1,479,596
Intel Corp.	1,906,653	49,496,712
KLA-Tencor Corp.	63,919	4,120,219
Lam Research Corp. (b)	62,286	3,391,473
Linear Technology Corp. (a)	89,814	4,091,028
LSI Corp.	209,013	2,303,323
Microchip Technology, Inc. (a)	76,085	3,404,804
Micron Technology, Inc. (b)	403,444	8,778,941
NVIDIA Corp.	221,924	3,555,222
Texas Instruments, Inc.	419,825	18,434,516
Xilinx, Inc.	102,913	4,725,765

		128,171,443

Software—3.4%
Adobe Systems, Inc. (b)	178,313	10,677,383
Autodesk, Inc. (b)	86,530	4,355,055
CA, Inc.	124,623	4,193,564
Citrix Systems, Inc. (b)	71,493	4,521,932
Electronic Arts, Inc. (a) (b)	118,565	2,719,881
Intuit, Inc.	109,257	8,338,494
Microsoft Corp.	2,913,736	109,061,139
Oracle Corp.	1,345,989	51,497,539
Red Hat, Inc. (b)	72,683	4,073,155
Salesforce.com, Inc. (a) (b)	212,781	11,743,384
Symantec Corp.	266,966	6,295,058

		217,476,584

Specialty Retail—2.2%
AutoNation, Inc. (b)	24,762	1,230,424
AutoZone, Inc. (b)	13,054	6,239,029
Bed Bath & Beyond, Inc. (b)	82,367	6,614,070
Best Buy Co., Inc.	104,843	4,181,139
CarMax, Inc. (b)	85,665	4,027,968
GameStop Corp. - Class A (a)	44,836	2,208,622
Gap, Inc. (The)	101,601	3,970,567
Home Depot, Inc. (The)	540,133	44,474,551
L Brands, Inc.	93,525	5,784,521
Lowe’s Cos., Inc.	401,133	19,876,140
O’Reilly Automotive, Inc. (b)	41,165	5,298,347
PetSmart, Inc. (a)	39,786	2,894,432
Ross Stores, Inc.	83,110	6,227,432
Staples, Inc. (a)	253,336	4,025,509
Tiffany & Co.	42,238	3,918,842
TJX Cos., Inc.	272,784	17,384,524
Urban Outfitters, Inc. (b)	41,828	1,551,819

		139,907,936

Textiles, Apparel & Luxury Goods—0.8%
Coach, Inc.	107,573	6,038,072
Fossil Group, Inc. (b)	18,845	2,260,269
Michael Kors Holdings, Ltd. (b)	68,806	5,586,359

See accompanying notes to financial statements.

MSF-9

Metropolitan Series Fund

MetLife Stock Index Portfolio

Schedule of Investments as of December 31, 2013

Common Stocks—(Continued)

Security Description	Shares/ Principal Amount*	Value

Textiles, Apparel & Luxury Goods—(Continued)
NIKE, Inc. - Class B	286,603	$22,538,460
PVH Corp.	31,288	4,255,794
Ralph Lauren Corp.	22,870	4,038,156
VF Corp.	135,105	8,422,446

		53,139,556

Thrifts & Mortgage Finance—0.1%
Hudson City Bancorp, Inc.	182,410	1,720,127
People’s United Financial, Inc. (a)	121,894	1,843,037

		3,563,164

Tobacco—1.5%
Altria Group, Inc.	767,116	29,449,583
Lorillard, Inc. (a)	141,288	7,160,476
Philip Morris International, Inc.	614,519	53,543,040
Reynolds American, Inc.	120,230	6,010,298

		96,163,397

Trading Companies & Distributors—0.2%
Fastenal Co. (a)	104,711	4,974,820
WW Grainger, Inc.	23,695	6,052,177

		11,026,997

Wireless Telecommunication Services—0.2%
Crown Castle International Corp. (b)	128,134	9,408,880

Total Common Stocks (Cost $3,888,190,230)		6,326,662,051

Investment Company Security—0.4%
SPDR S&P 500 ETF Trust (Cost $27,105,788)	152,000	28,069,840

Short-Term Investments—2.7%

Discount Notes—0.3%
Federal Home Loan Bank 0.030%, 02/26/14 (e)	8,050,000	8,049,624
0.086%, 02/21/14 (e)	1,350,000	1,349,837
0.086%, 03/12/14 (e)	2,750,000	2,749,545
0.091%, 03/12/14 (e)	500,000	499,913
0.096%, 03/12/14 (e)	500,000	499,908
Federal National Mortgage Association 0.061%, 02/25/14 (e)	3,550,000	3,549,675

		16,698,502

Mutual Fund—2.3%
State Street Navigator Securities Lending MET Portfolio (f)	149,596,254	149,596,254

U.S. Treasury—0.1%
U.S. Treasury Bills 0.050%, 05/15/14 (e)	1,225,000	1,224,777
0.051%, 05/15/14 (e)	425,000	424,921
0.078%, 05/15/14 (e)	1,300,000	1,299,627
0.084%, 05/15/14 (e)	25,000	24,992
0.086%, 05/15/14 (e)	1,725,000	1,724,454
0.093%, 05/15/14 (e)	450,000	449,846

		5,148,617

Total Short-Term Investments (Cost $171,443,373)		171,443,373

Total Investments—102.1% (Cost $4,086,739,391)(g)		6,526,175,264
Other assets and liabilities (net)—(2.1)%		(135,791,686)

Net Assets—100.0%		$6,390,383,578

*	Principal amount stated in U.S. dollars unless otherwise noted.
(a)	All or a portion of the security was held on loan. As of December 31, 2013, the market value of securities loaned was $159,853,300 and the collateral received consisted of cash in the amount of $149,596,254 and non-cash collateral with a value of $13,947,671. The cash collateral is invested in a money market fund managed by an affiliate of the custodian. The non-cash collateral received consists primarily of government securities and bank letters of credit, and is held for the benefit of the Portfolio at the Portfolio’s custodian. The Portfolio cannot repledge or resell this collateral. As such, this collateral is excluded from the Statement of Assets and Liabilities.
(b)	Non-income producing security.
(c)	Affiliated Issuer. (See Note 7 of the Notes to Financial Statements for a summary of transactions in securities of affiliated Underlying Portfolios.)
(d)	All or a portion of the security was pledged as collateral against open futures contracts. As of December 31, 2013, the market value of securities pledged was $22,414,200.
(e)	The rate shown represents the discount rate at the time of purchase by the Portfolio.
(f)	Represents investment of cash collateral received from securities lending transactions.
(g)	As of December 31, 2013, the aggregate cost of investments for federal income tax purposes was $4,219,772,483. The aggregate unrealized appreciation and depreciation of investments were $2,396,677,306 and $(90,274,525), respectively, resulting in net unrealized appreciation of $2,306,402,781 for federal income tax purposes.
(ETF)—	Exchange-Traded Fund

Futures Contracts

Futures Contracts—Long	Expiration Date	Number of Contracts	Notional Amount		Unrealized Appreciation
S&P 500 Index Futures	03/20/14	80	USD	35,489,214	$1,332,786

(USD)—	United States Dollar

See accompanying notes to financial statements.

MSF-10

Metropolitan Series Fund

MetLife Stock Index Portfolio

Schedule of Investments as of December 31, 2013

Fair Value Hierarchy

Accounting principles generally accepted in the United States of America (“GAAP”) define fair market value as the price that the Portfolio would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. It establishes a fair value hierarchy that prioritizes inputs to valuation methods and requires disclosure of the fair value hierarchy that segregates fair value measurements into three levels. Levels 1, 2 and 3 of the fair value hierarchy are defined as follows:

Level 1 - unadjusted quoted prices in active markets for identical investments

Level 2 - other significant observable inputs (including, but not limited to, unadjusted quoted prices for similar investments in markets that are either active or inactive; inputs other than quoted prices that are observable such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks, default rates, etc.)

Level 3 - significant unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are unavailable (including the Portfolio’s own assumptions in determining the fair value of investments)

The inputs or methodologies used for valuing investments are not necessarily an indication of the risk associated with investing in them. Changes to the inputs or methodologies used may result in transfers between levels, which will be recognized as of the beginning of the reporting period. Information on transfers between Level 1 and Level 2, if any, will be disclosed following the fair value hierarchy table below. A reconciliation of Level 3 securities, if any, will also be disclosed following the fair value hierarchy table. For more information about the Portfolio’s policy regarding the valuation of investments, please refer to the Notes to Financial Statements.

The following table summarizes the fair value hierarchy of the Portfolio’s investments as of December 31, 2013:

Description	Level 1	Level 2	Level 3	Total
Total Common Stocks*	$6,326,662,051	$—	$—	$6,326,662,051
Total Investment Company Security	28,069,840	—	—	28,069,840
Short-Term Investments
Discount Notes	—	16,698,502	—	16,698,502
Mutual Fund	149,596,254	—	—	149,596,254
U.S. Treasury	—	5,148,617	—	5,148,617
Total Short-Term Investments	149,596,254	21,847,119	—	171,443,373
Total Investments	$6,504,328,145	$21,847,119	$—	$6,526,175,264

Collateral for securities loaned (Liability)	$—	$(149,596,254)	$—	$(149,596,254)
Futures Contracts
Futures Contracts (Unrealized Appreciation)	$1,332,786	$—	$—	$1,332,786

*	See Schedule of Investments for additional detailed categorizations.

See accompanying notes to financial statements.

MSF-11

Metropolitan Series Fund

MetLife Stock Index Portfolio

Statement of Assets and Liabilities

December 31, 2013

Assets
Investments at value (a) (b)	$6,502,990,365
Affiliated investments at value (c)	23,184,899
Cash	103,571
Receivable for:
Investments sold	35,724,824
Fund shares sold	663,272
Dividends	8,674,846
Variation margin on futures contracts	128,000
Prepaid expenses	15,746

Total Assets	6,571,485,523
Liabilities
Collateral for securities loaned	149,596,254
Payables for:
Investments purchased	20,724,686
Fund shares redeemed	8,658,142
Accrued Expenses:
Management fees	1,269,507
Distribution and service fees	443,505
Deferred trustees’ fees	78,440
Other expenses	331,411

Total Liabilities	181,101,945

Net Assets	$6,390,383,578

Net assets consist of:
Paid in surplus	$3,819,812,754
Undistributed net investment income	104,492,735
Accumulated net realized gain	25,309,430
Unrealized appreciation on investments, affiliated investments and futures contracts	2,440,768,659

Net Assets	$6,390,383,578

Net Assets
Class A	$4,059,930,232
Class B	1,928,048,986
Class D	237,466,262
Class E	164,938,098
Capital Shares Outstanding*
Class A	95,358,567
Class B	46,718,444
Class D	5,593,309
Class E	3,897,332
Net Asset Value, Offering Price and Redemption Price Per Share
Class A	$42.58
Class B	41.27
Class D	42.46
Class E	42.32

*	The Portfolio is authorized to issue an unlimited number of shares.
(a)	Identified cost of investments, excluding affiliated investments, was $4,069,706,227.
(b)	Includes securities loaned at value of $159,853,300.
(c)	Identified cost of affiliated investments was $17,033,164.

Statement of Operations

Year Ended December 31, 2013

Investment Income
Dividends (a)	$125,144,810
Dividends from affiliated investments	442,562
Interest	19,758
Securities lending income	545,348

Total investment income	126,152,478
Expenses
Management fees	14,779,363
Administration fees	105,887
Custodian and accounting fees	407,842
Distribution and service fees—Class B	4,459,535
Distribution and service fees—Class D	275,134
Distribution and service fees—Class E	236,518
Audit and tax services	46,033
Legal	27,754
Trustees’ fees and expenses	44,481
Shareholder reporting	549,902
Insurance	27,617
Miscellaneous	174,254

Total expenses	21,134,320
Less management fee waiver	(711,762)

Net expenses	20,422,558

Net Investment Income	105,729,920

Net Realized and Unrealized Gain
Net realized gain on:
Investments	158,513,699
Affiliated investments	441,701
Futures contracts	7,456,882

Net realized gain	166,412,282

Net change in unrealized appreciation on:
Investments	1,346,449,766
Affiliated investments	8,772,319
Futures contracts	1,437,186

Net change in unrealized appreciation	1,356,659,271

Net realized and unrealized gain	1,523,071,553

Net Increase in Net Assets From Operations	$1,628,801,473

(a)	Net of foreign withholding taxes of $25,746.

See accompanying notes to financial statements.

MSF-12

Metropolitan Series Fund

MetLife Stock Index Portfolio

Statements of Changes in Net Assets

	Year Ended December 31, 2013	Year Ended December 31, 2012
Increase (Decrease) in Net Assets:
From Operations
Net investment income	$105,729,920	$105,213,122
Net realized gain	166,412,282	86,901,378
Net change in unrealized appreciation	1,356,659,271	554,879,514

Increase in net assets from operations	1,628,801,473	746,994,014

From Distributions to Shareholders
Net investment income
Class A	(67,550,031)	(54,702,143)
Class B	(29,917,484)	(24,755,083)
Class D	(5,247,947)	(5,457,405)
Class E	(2,750,945)	(2,505,239)
Net realized capital gains
Class A	(54,812,025)	(21,957,230)
Class B	(27,452,554)	(11,364,609)
Class D	(4,516,415)	(2,311,608)
Class E	(2,415,049)	(1,091,297)

Total distributions	(194,662,450)	(124,144,614)

Decrease in net assets from capital share transactions	(407,289,730)	(95,442,142)

Total increase in net assets	1,026,849,293	527,407,258

Net Assets
Beginning of period	5,363,534,285	4,836,127,027

End of period	$6,390,383,578	$5,363,534,285

Undistributed Net Investment Income
End of period	$104,492,735	$104,551,879

Other Information:

Capital Shares

Transactions in capital shares were as follows:

	Year Ended December 31, 2013		Year Ended December 31, 2012
	Shares	Value	Shares	Value
Class A
Sales	8,108,154	$305,146,699	4,316,668	$138,834,349
Shares issued through acquisition	0	0	7,973,702	258,347,960
Reinvestments	3,491,072	122,362,056	2,412,189	76,659,373
Redemptions	(15,091,737)	(568,836,283)	(14,683,429)	(472,702,126)

Net increase (decrease)	(3,492,511)	$(141,327,528)	19,130	$1,139,556

Class B
Sales	3,428,042	$125,164,623	7,726,978	$238,376,499
Reinvestments	1,685,867	57,370,038	1,168,922	36,119,692
Redemptions	(8,190,042)	(300,578,645)	(9,685,877)	(304,221,826)

Net decrease	(3,076,133)	$(118,043,984)	(789,977)	$(29,725,635)

Class D
Sales	245,811	$9,330,189	68,870	$2,214,437
Reinvestments	279,221	9,764,362	244,925	7,769,013
Redemptions	(3,854,105)	(145,744,023)	(1,844,226)	(59,403,796)

Net decrease	(3,329,073)	$(126,649,472)	(1,530,431)	$(49,420,346)

Class E
Sales	88,994	$3,322,649	113,872	$3,623,244
Reinvestments	148,150	5,165,994	113,707	3,596,536
Redemptions	(792,562)	(29,757,389)	(769,263)	(24,655,497)

Net decrease	(555,418)	$(21,268,746)	(541,684)	$(17,435,717)

Decrease derived from capital shares transactions		$(407,289,730)		$(95,442,142)

See accompanying notes to financial statements.

MSF-13

Metropolitan Series Fund

MetLife Stock Index Portfolio

Financial Highlights

Selected per share data
	Class A
	Year Ended December 31,
	2013	2012	2011	2010	2009
Net Asset Value, Beginning of Period	$33.42	$29.60	$29.71	$26.31	$22.01

Income (Loss) From Investment Operations
Net investment income (a)	0.71	0.67	0.55	0.49	0.48
Net realized and unrealized gain on investments	9.72	3.95	0.02	3.38	4.92

Total from investment operations	10.43	4.62	0.57	3.87	5.40

Less Distributions
Distributions from net investment income	(0.70)	(0.57)	(0.50)	(0.47)	(0.63)
Distributions from net realized capital gains	(0.57)	(0.23)	(0.18)	0.00	(0.47)

Total distributions	(1.27)	(0.80)	(0.68)	(0.47)	(1.10)

Net Asset Value, End of Period	$42.58	$33.42	$29.60	$29.71	$26.31

Total Return (%) (b)	32.02	15.76	1.84	14.82	26.24

Ratios/Supplemental Data
Gross ratio of expenses to average net assets (%)	0.27	0.28	0.27	0.27	0.28
Net ratio of expenses to average net assets (%) (c)	0.26	0.27	0.26	0.27	0.27
Ratio of net investment income to average net assets (%)	1.87	2.08	1.85	1.82	2.13
Portfolio turnover rate (%)	12	12	11	12	23
Net assets, end of period (in millions)	$4,059.9	$3,303.3	$2,925.8	$3,158.4	$2,976.5

	Class B
	Year Ended December 31,
	2013	2012	2011	2010	2009
Net Asset Value, Beginning of Period	$32.43	$28.76	$28.89	$25.61	$21.43

Income (Loss) From Investment Operations
Net investment income (a)	0.60	0.57	0.47	0.41	0.41
Net realized and unrealized gain on investments	9.43	3.83	0.02	3.29	4.80

Total from investment operations	10.03	4.40	0.49	3.70	5.21

Less Distributions
Distributions from net investment income	(0.62)	(0.50)	(0.44)	(0.42)	(0.56)
Distributions from net realized capital gains	(0.57)	(0.23)	(0.18)	0.00	(0.47)

Total distributions	(1.19)	(0.73)	(0.62)	(0.42)	(1.03)

Net Asset Value, End of Period	$41.27	$32.43	$28.76	$28.89	$25.61

Total Return (%) (b)	31.70	15.43	1.64	14.49	25.92

Ratios/Supplemental Data
Gross ratio of expenses to average net assets (%)	0.52	0.53	0.52	0.52	0.53
Net ratio of expenses to average net assets (%) (c)	0.51	0.52	0.51	0.52	0.52
Ratio of net investment income to average net assets (%)	1.62	1.83	1.61	1.57	1.85
Portfolio turnover rate (%)	12	12	11	12	23
Net assets, end of period (in millions)	$1,928.0	$1,615.0	$1,454.7	$1,402.7	$1,130.9
Please see following page for Financial Highlights footnote legend.

See accompanying notes to financial statements.

MSF-14

Metropolitan Series Fund

MetLife Stock Index Portfolio

Financial Highlights

Selected per share data
	Class D
	Year Ended December 31,
	2013	2012	2011	2010	2009(d)
Net Asset Value, Beginning of Period	$33.32	$29.52	$29.63	$26.25	$19.88

Income (Loss) From Investment Operations
Net investment income (a)	0.66	0.63	0.52	0.46	0.31
Net realized and unrealized gain on investments	9.71	3.94	0.02	3.37	6.06

Total from investment operations	10.37	4.57	0.54	3.83	6.37

Less Distributions
Distributions from net investment income	(0.66)	(0.54)	(0.47)	(0.45)	0.00
Distributions from net realized capital gains	(0.57)	(0.23)	(0.18)	0.00	0.00

Total distributions	(1.23)	(0.77)	(0.65)	(0.45)	0.00

Net Asset Value, End of Period	$42.46	$33.32	$29.52	$29.63	$26.25

Total Return (%) (b)	31.91	15.62	1.76	14.68	32.04	(e)

Ratios/Supplemental Data
Gross ratio of expenses to average net assets (%)	0.37	0.38	0.37	0.37	0.38	(f)
Net ratio of expenses to average net assets (%) (c)	0.36	0.37	0.36	0.37	0.37	(f)
Ratio of net investment income to average net assets (%)	1.77	1.97	1.75	1.71	1.93	(f)
Portfolio turnover rate (%)	12	12	11	12	23
Net assets, end of period (in millions)	$237.5	$297.3	$308.6	$360.5	$443.0

	Class E
	Year Ended December 31,
	2013	2012	2011	2010	2009
Net Asset Value, Beginning of Period	$33.22	$29.44	$29.55	$26.19	$21.90

Income (Loss) From Investment Operations
Net investment income (a)	0.65	0.62	0.50	0.44	0.44
Net realized and unrealized gain on investments	9.67	3.92	0.03	3.36	4.91

Total from investment operations	10.32	4.54	0.53	3.80	5.35

Less Distributions
Distributions from net investment income	(0.65)	(0.53)	(0.46)	(0.44)	(0.59)
Distributions from net realized capital gains	(0.57)	(0.23)	(0.18)	0.00	(0.47)

Total distributions	(1.22)	(0.76)	(0.64)	(0.44)	(1.06)

Net Asset Value, End of Period	$42.32	$33.22	$29.44	$29.55	$26.19

Total Return (%) (b)	31.83	15.54	1.71	14.60	26.06

Ratios/Supplemental Data
Gross ratio of expenses to average net assets (%)	0.42	0.43	0.42	0.42	0.43
Net ratio of expenses to average net assets (%) (c)	0.41	0.42	0.41	0.42	0.42
Ratio of net investment income to average net assets (%)	1.72	1.92	1.69	1.67	1.98
Portfolio turnover rate (%)	12	12	11	12	23
Net assets, end of period (in millions)	$164.9	$147.9	$147.0	$180.9	$186.2

(a)	Per share amounts based on average shares outstanding during the period.
(b)	Total return does not reflect any insurance, sales, separate account or administrative charges of variable annuity or life insurance contracts or any additional expenses that contract owners may bear under their variable contracts. If these charges were included, the returns would be lower.
(c)	Net ratio of expenses to average net assets includes the effect of management fee waivers as detailed in Note 6 of the Notes to Financial Statements.
(d)	Commencement of operations was April 28, 2009.
(e)	Periods less than one year are not computed on an annualized basis.
(f)	Computed on an annualized basis.

See accompanying notes to financial statements.

MSF-15

Metropolitan Series Fund

MetLife Stock Index Portfolio

Notes to Financial Statements—December 31, 2013

1. Organization

Metropolitan Series Fund (the “Trust”) is organized as a Delaware statutory trust and registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. The Trust is currently comprised of thirty series, each of which operates as a distinct investment vehicle of the Trust. The portfolio included in this report is MetLife Stock Index Portfolio (the “Portfolio”), which is diversified. Shares in the Portfolio are not offered directly to the general public and are currently available only to separate accounts established by Metropolitan Life Insurance Company (“MetLife”) and other affiliated life insurance companies.

The Portfolio has registered and offers four classes of shares: Class A, B, D, and E shares. Shares of each Class of the Portfolio represent an equal pro rata interest in the Portfolio and generally give the shareholder the same voting, dividend, liquidation, and other rights. Investment income, realized and unrealized capital gains and losses, the common expenses of the Portfolio, and certain Portfolio-level expense reductions, if any, are allocated on a pro rata basis to each Class based on the relative net assets of each Class to the net assets of the Portfolio. Each Class of shares differs in its respective distribution plan and such distribution expenses are allocated to that Class.

2. Significant Accounting Policies

The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America (“GAAP”) requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities as of the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates. In the preparation of these financial statements, management has evaluated events and transactions subsequent to December 31, 2013 through the date the financial statements were issued.

The following is a summary of significant accounting policies consistently followed by the Portfolio in the preparation of its financial statements.

Investment Valuation and Fair Value Measurements - Debt securities (other than short term obligations with a remaining maturity of sixty days or less), including corporate, convertible and municipal bonds and notes; obligations of the U.S. treasury and U.S. government agencies; sovereign issues; floating rate loans; and non-U.S. bonds, are generally valued on the basis of evaluated or composite bid quotations obtained from independent pricing services and/or brokers and dealers selected by MetLife Advisers, LLC (“MetLife Advisers” or the “Adviser”), an affiliate of MetLife, Inc., pursuant to authorization of the Board of Trustees of the Trust (the “Board” or “Trustees”). Such quotations utilize matrix pricing, which considers observable inputs including, among other things, issuer details, maturity dates, interest rates, yield curves, rates of prepayment, credit risks/spreads, default rates, reported trades, broker dealer quotes and quoted prices for similar securities. Securities that use similar valuation techniques and inputs as described above are generally categorized as Level 2 within the fair value hierarchy.

Mortgage and asset-backed securities are usually issued as separate tranches, or classes, of securities within each deal. These securities are also generally valued on the basis of evaluated or composite bid quotations obtained from independent pricing services and/or brokers and dealers selected by the Adviser pursuant to authorization of the Board. The pricing models for these securities usually consider tranche-level attributes, estimated cash flows and market-based yield spreads for each tranche and current market data, and incorporate deal collateral performance, as available. Mortgage and asset-backed securities that use similar valuation techniques and inputs as described above are generally categorized as Level 2 within the fair value hierarchy.

Short term obligations with a remaining maturity of sixty days or less are generally valued at amortized cost, which approximates fair market value, and are generally categorized as Level 2 within the fair value hierarchy.

Domestic and foreign equity securities, such as common stock, exchange-traded funds, rights, warrants, and preferred stock, that are traded on a securities exchange, are generally valued at their last sale price on the exchange or market in which they are principally traded on the valuation date, or, if no sales occurred on that day, at the last reported bid price. Equity securities traded over-the-counter are generally valued at the last reported sale price. Valuation adjustments may be applied to certain foreign equity securities that are traded solely on foreign exchanges that close before the close of the U.S. market to account for the market movement between the close of the foreign exchanges and the close of the U.S. market. The Portfolio may use a systematic fair valuation model provided by an independent third party to value securities principally traded in these foreign markets in order to adjust for possible stale pricing that may occur between the close of the foreign exchanges and the time of the Portfolio valuation. Foreign equity securities using these valuation adjustments are generally categorized as Level 2 within the fair value hierarchy. Equity securities that are actively traded, and have no valuation adjustments applied, are categorized as Level 1 within the fair value hierarchy. Other equity securities traded on inactive markets, or valued in reference to similar instruments traded on active markets, are generally categorized as Level 2 within the fair value hierarchy.

MSF-16

Metropolitan Series Fund

MetLife Stock Index Portfolio

Notes to Financial Statements—December 31, 2013—(Continued)

Investments in registered open-end management investment companies are valued at reported net asset value per share on the valuation date and are categorized as Level 1 within the fair value hierarchy.

Forward foreign currency exchange contracts are valued through an independent pricing service based on the mean between closing bid and ask prices of the forward currency rates in the London foreign exchange markets on a daily basis as provided by a reliable bank or dealer. These contracts are generally categorized as Level 2 within the fair value hierarchy.

Options, whether on securities, indices, futures contracts, or otherwise, traded on exchanges are valued at the last sale price available as of the close of business on the valuation date or, if there is no such price available, at the mean between the last reported bid and ask prices. These types of options are categorized as Level 1 within the fair value hierarchy. Futures contracts, which are traded on commodity exchanges, are valued at their closing prices as of the close of such exchanges and are categorized as Level 1 within the fair value hierarchy.

Options and futures contracts that are traded over-the-counter are generally valued on the basis of quotations provided by broker-dealers or prices provided by pricing service providers who use a series of techniques, including simulation pricing models, to determine the value of the contracts. The pricing models use inputs that are observed from actively quoted markets such as issuer details, indices, spreads, interest rates, yield curves, credit curves, measures of volatility and exchange rates. These contracts are generally categorized as Level 2 within the fair value hierarchy.

If no current market value quotation or other observable inputs are readily available or market value quotations are deemed to be unreliable for a security, the fair value of the security will be determined in accordance with procedures approved by and under the general supervision of the Board. In such a circumstance, the Board has delegated the determination of the fair value of a security to a Valuation Committee (“Committee”) of MetLife Advisers. The Committee provides general pricing oversight and fair value pricing determinations related to portfolio securities and meets on a regular basis to review reports relating to the valuation of the securities in the Portfolio. The Board has delegated to State Street Bank and Trust Company, the Trust’s custodian (“custodian”), the responsibility for calculating the net asset values (“NAVs”) of the Trust’s Portfolios. The Committee is responsible for overseeing the calculation of the NAVs of the Portfolios by the custodian. The Committee also periodically reviews pricing vendors, including the vendor providing fair value pricing for the Portfolio’s foreign securities, and is responsible for overseeing the correction of pricing errors and addressing other pricing issues that arise in the ordinary course of business, such as making real-time fair value determinations, as necessary.

No single standard for determining the fair value of a security can be set forth because fair value depends upon the facts and circumstances with respect to each security. Information relating to any relevant factors may be obtained by the Committee from any appropriate source, including the subadviser of the Portfolio, the custodian, a pricing service, market maker and/or broker for such security or the issuer. Appropriate methodologies for determining fair value under particular circumstances may include: matrix pricing, comparisons of securities with comparable characteristics, value based on multiples of earnings, discount from market price of similar marketable securities or a combination of these and other methods. The Committee maintains a detailed report tracking each fair-valued security that compares the fair value price to the next available trade, vendor or broker price, and provides information on how close the fair value price was to the next quoted price. The Committee reviews a summary of such report monthly. On a quarterly basis, the Board is provided with the following for consideration and ratification or adjustment: (1) a memorandum summarizing the actions taken by the Committee in the prior quarter; and (2) a list of the Portfolio’s securities as of the most recent quarter-end for which market quotations were not readily available.

Investment Transactions and Related Investment Income - Portfolio security transactions are recorded on the trade date. Dividend income is recorded on the ex-dividend date or, for certain foreign securities, when notified. Interest income, which includes amortization of premium and accretion of discount on debt securities, is recorded on the accrual basis. Realized gains and losses on investments are determined on the identified cost basis, which is the same basis used for federal income tax purposes. Foreign income and foreign capital gains on some foreign securities may be subject to foreign taxes, which are accrued as applicable. These foreign taxes have been provided for in accordance with the Portfolio’s understanding of the applicable countries’ tax rules and rates.

Foreign Currency Translation - The books and records of the Portfolio are maintained in U.S. dollars. The values of securities, currencies, and other assets and liabilities denominated in currencies other than the U.S. dollar are translated into U.S. dollars based upon foreign exchange rates prevailing at the end of the period. Purchases and sales of investment securities, income, and expenses are translated on the respective dates of such transactions. Because the values of investment securities are translated at the foreign exchange rates prevailing at the end of the period, that portion of the results of operations arising from changes in exchange rates and that portion of the results of operations reflecting fluctuations arising from changes in market prices of the investment securities are not separated. Such fluctuations are included in the net realized and unrealized gain or loss on investments.

Net realized foreign exchange gains or losses arise from activity in forward foreign currency exchange contracts, sales of foreign currency, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest, and foreign withholding taxes recorded by the Portfolio and the U.S. dollar equivalent of

MSF-17

Metropolitan Series Fund

MetLife Stock Index Portfolio

Notes to Financial Statements—December 31, 2013—(Continued)

the amounts actually received or paid by the Portfolio. Net unrealized foreign exchange gains and losses arise from changes in the value of assets and liabilities, other than investment securities, resulting from changes in foreign exchange rates.

Income Taxes - It is the Portfolio’s policy to comply with the requirements of the Internal Revenue Code of 1986, as amended, and regulations thereunder, applicable to regulated investment companies and to distribute, with respect to each taxable year, all of its taxable income to shareholders. Therefore, no federal income tax provision is required. The Portfolio files U.S. federal tax returns. No income tax returns are currently under examination. The Portfolio’s federal tax returns for the prior three fiscal years remain subject to examination by the Internal Revenue Service. As of December 31, 2013, the Portfolio had no uncertain tax positions that would require financial statement recognition, or de-recognition or disclosure.

Dividends and Distributions to Shareholders - The Portfolio records dividends and distributions on the ex-dividend date. Net realized gains from security transactions (if any) are generally distributed annually to shareholders. The timing and characterization of certain income and capital gains distributions are determined in accordance with federal tax regulations that may differ from GAAP. Permanent book and tax basis differences relating to shareholder distributions will result in reclassification between under/over distributed net investment income, accumulated net realized gains/losses, and paid-in surplus. Book-tax differences are primarily due to real estate investment trust (REIT) adjustments. These adjustments have no impact on net assets or the results of operations.

Securities Lending - The Portfolio may lend its portfolio securities to certain qualified brokers who borrow securities in order to complete certain securities transactions. By lending its portfolio securities, the Portfolio attempts to increase its net investment income through the receipt of income on collateral held from securities on loan. Any gain or loss in the market price of the loaned securities that might occur and any interest earned or dividends declared during the term of the loan would accrue to the account of the Portfolio.

The Trust has entered into a securities lending arrangement with the custodian. Under this arrangement, the custodian is authorized to loan portfolio securities on the Portfolio’s behalf. In exchange, the Portfolio receives either cash or securities as collateral against the loaned securities. The Portfolio receives collateral at least equal to 102% of the market value of the loaned securities (105% for foreign equity securities), at each loan’s inception. Collateral representing at least 100% of the market value of the loaned securities must be maintained for the duration of the loan. A liability for cash collateral is reflected on the Statement of Assets and Liabilities, and is categorized as Level 2 within the fair value hierarchy. Cash collateral is generally invested in the State Street Navigator Securities Lending MET Portfolio (the “Navigator Portfolio”), a series of the State Street Navigator Securities Lending Trust that is managed by an affiliate of the custodian. The Navigator Portfolio is a registered money market fund that invests in a variety of high-quality, U.S. dollar-denominated instruments. If the market value of the collateral at the close of trading on a business day is less than 100% of the market value of the loaned securities at the close of trading on that day, the borrower shall be required to deliver, by the close of business on the following business day, an additional amount of collateral, so that the total amount of posted collateral is equal to at least 100% of the market value of all the loaned securities as of such preceding day. A portion of net income (income after the deduction of expenses and fees of the Navigator Portfolio) on the collateral is rebated to the borrower of the securities and the remainder is split between the custodian and the Portfolio. On loans collateralized by U.S. Treasuries, a fee is received from the borrower and is allocated between the Portfolio and the custodian. The risks associated with lending portfolio securities include, but are not limited to, possible delays in receiving additional collateral or in the recovery of the loaned securities, possible loss of rights in the collateral should the borrower fail financially, as well as risk of loss in the value of the collateral or the value of the investments made with the collateral. The lending agent has agreed to indemnify the Portfolio in the case of default of any securities borrower. Income received by the Portfolio in securities lending transactions during the year ended December 31, 2013 is reflected as Securities lending income on the Statement of Operations. Any outstanding loans by the Portfolio at December 31, 2013 are disclosed in the footnotes to the Schedule of Investments.

3. Investments in Derivative Instruments

Futures Contracts - The Portfolio may buy and sell futures contracts as a hedge, to maintain investment exposure to a target asset class or to enhance return. The Portfolio may be subject to fluctuations in equity prices, interest rates, commodity prices, and foreign currency exchange rates in the normal course of pursuing its investment objective. Futures contracts are standardized agreements to buy or sell a security, or deliver a final cash settlement price in connection with an index, interest rate, currency, or other asset. The Portfolio must deposit an amount (“initial margin”) equal to a certain percentage of the face value of the futures contract. The initial margin may be in the form of cash or securities, which is returned when the Portfolio’s obligations under the contract have been satisfied. If cash is deposited as the initial margin, it is shown as cash collateral on the Statement of Assets and Liabilities. Futures contracts are marked-to-market daily, and subsequent payments (“variation margin”) are made or received by the Portfolio depending on whether unrealized gains or losses are incurred. These amounts are reflected as receivables or payables on the Statement of Assets and Liabilities and as a component of net change in unrealized appreciation/depreciation on the Statement of Operations. When the contract is closed or expires, the Portfolio records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. Risks of entering into futures contracts (and related options) include the possibility that the market for these instruments may be illiquid and that a change in the value of the contract or option may not

MSF-18

Metropolitan Series Fund

MetLife Stock Index Portfolio

Notes to Financial Statements—December 31, 2013—(Continued)

correlate perfectly with changes in the value of the underlying instrument. Futures contracts are exchange-traded and the exchange’s clearinghouse, as counterparty to all exchange-traded futures, guarantees the futures contracts against default. For over-the-counter futures the Portfolio’s ability to terminate the positions may be more limited than in the case of exchange-traded positions and may also involve the risk that securities dealers participating in such transactions would fail to meet their obligations to the Portfolio.

At December 31, 2013, the Portfolio had the following derivatives, categorized by risk exposure:

	Asset Derivatives
Risk Exposure	Statement of Assets & Liabilities Location	Fair Value
Equity	Unrealized appreciation on futures contracts*	$1,332,786

*	Includes cumulative appreciation/depreciation of futures contracts as reported in the Schedule of Investments. Only the current day’s variation margin is reported within the Statement of Assets and Liabilities.

Transactions in derivative instruments during the year ended December 31, 2013 were as follows:

Statement of Operations Location—Net Realized Gain (Loss)	Equity
Futures contracts	$7,456,882

Statement of Operations Location—Net Change in Unrealized Appreciation (Depreciation)	Equity
Futures contracts	$1,437,186

For the year ended December 31, 2013, the average amount or number per contract outstanding for each derivative type was as follows:

Derivative Description	Average Notional Par or Face Amount‡
Futures contracts long	$20,000

‡	Averages are based on activity levels during 2013.

4. Certain Risks

Market Risk: In the normal course of business, the Portfolio invests in securities and enters into transactions where risks exist due to fluctuations in the market (market risk) or failure of the other party to a transaction to perform (credit and counterparty risk). The value of securities held by the Portfolio may decline in response to certain events, including those directly involving the companies whose securities are owned by the Portfolio; conditions affecting the general economy; overall market changes; local, regional or global political, social or economic instability; currency, interest rate, and price fluctuations.

Credit and Counterparty Risk: The Portfolio may be exposed to counterparty risk, or the risk that an entity with which the Portfolio has unsettled or open transactions may default. The potential loss could exceed the value of the financial assets and liabilities recorded in the financial statements. Financial assets that potentially expose the Portfolio to credit and counterparty risk consist principally of cash due from counterparties and investments. The Portfolio manages counterparty risk by entering into agreements only with counterparties that it believes have the financial resources to honor their obligations and by monitoring the financial stability of those counterparties. The Portfolio’s investment adviser attempts to mitigate counterparty risk by (i) periodically assessing the creditworthiness of its trading partners, (ii) monitoring and/or limiting the amount of its net exposure to each individual counterparty based on its assessment, and (iii) requiring collateral from the counterparty for certain transactions. In order to preserve certain safeguards for non-standard settlement trades, the Portfolio restricts its exposure to credit and counterparty losses by entering into master netting agreements with counterparties (approved brokers) with whom it undertakes a significant volume of transactions.

Customer Account Agreements and related addendums govern cleared derivatives transactions such as futures, options on futures, and cleared OTC derivatives. Cleared derivative transactions require posting of initial margin as determined by each relevant clearing agency which is segregated at a broker account registered with the Commodities Futures Trading Commission (CFTC), or the applicable regulator. In the U.S., counterparty risk is significantly reduced as creditors of the futures broker do not have claim to Portfolio assets in the segregated account. Additionally, portability of exposure in the event of default further reduces risk to the Portfolio. Variation margin, or changes in market value, are exchanged daily, but may not be netted between futures and cleared OTC derivatives.

MSF-19

Metropolitan Series Fund

MetLife Stock Index Portfolio

Notes to Financial Statements—December 31, 2013—(Continued)

Additional risks associated with each type of investment are described above within the respective security type notes. The Portfolio’s prospectus includes a discussion of the principal risks of investing in the Portfolio.

5. Investment Transactions

Aggregate cost of purchases and proceeds of sales of investment securities, excluding short-term securities, for the year ended December 31, 2013 were as follows:

Purchases		Sales
U.S. Government	Non U.S. Government	U.S. Government	Non U.S. Government
$0	$675,896,499	$0	$1,158,296,433

6. Investment Management Fees and Other Transactions with Affiliates

Investment Management Agreement - MetLife Advisers is the investment adviser to the Portfolio. The Trust has entered into an investment management agreement with MetLife Advisers with respect to the Portfolio. For providing investment management services to the Portfolio, MetLife Advisers receives monthly compensation at the annual rate of 0.250% of average daily net assets. Fees earned by MetLife Advisers with respect to the Portfolio for the year ended December 31, 2013 were $14,779,363.

MetLife Advisers has entered into an investment subadvisory agreement with MetLife Investment Management, LLC (“MIM”) with respect to the Portfolio. For providing subadvisory services to the Portfolio, MetLife Advisers has agreed to pay MIM an investment subadvisory fee for each class of the Portfolio as follows:

% per annum	Average Daily Net Assets
0.020%	On the first $500 million
0.015%	Of the next $500 million
0.010%	Of the next $1 billion
0.005%	On amounts over $2 billion

Fees earned by MIM with respect to the Portfolio for the year ended December 31, 2013 were $470,587.

Management Fee Waivers - Pursuant to an expense agreement, MetLife Advisers has agreed, for the period April 29, 2013 through April 27, 2014, to reduce its advisory fees set out above under “Investment Management Agreement” for each class of the Portfolio as follows:

% per annum	Average Daily Net Assets
0.005%	Over $500 million and under $1 billion
0.010%	Of the next $1 billion
0.015%	On amounts over $2 billion

An identical expense agreement was in place for the period April 30, 2012 through April 28, 2013. Amounts waived for the year ended December 31, 2013 are shown as management fee waivers in the Statement of Operations.

Certain officers and trustees of the Trust may also be officers of MetLife Advisers; however, such officers and trustees receive no compensation from the Trust.

Transfer Agency Agreement - MetLife serves as the transfer agent for the Trust. MetLife receives no fees for its services to the Trust under the transfer agency agreement.

Distribution and Service Fees - The Trust has a distribution agreement with MetLife Investors Distribution Company (“MIDC” or the “Distributor”) in which MIDC serves as the distributor for the Portfolio’s Class A, B, D, and E Shares. MIDC is a wholly-owned subsidiary of MetLife Investors Group, Inc., an affiliate of the Adviser. The Trust has also adopted a Distribution and Service Plan under Rule 12b-1 of the 1940 Act for the Portfolio’s Class B, D, and E Shares. Under the Distribution and Service Plan, the Class B, D, and E Shares of the Portfolio pay a fee to compensate the Insurance Companies (or their affiliates) and other broker-dealers and financial intermediaries involved in the offer and sale of Portfolio shares for promoting or selling and servicing the Class B, D, and E Shares. The fees under the Distribution and Service Plan for each class of the Portfolio’s shares are calculated as a percentage of the Portfolio’s average daily net assets that are attributable to that Class. Currently, the fee is 0.25% per year for Class B Shares, 0.10% per year for Class D Shares, and 0.15% per year for Class E Shares. Amounts incurred by the Portfolio for the year ended December 31, 2013 are shown as Distribution and service fees in the Statement of Operations.

Deferred Trustee Compensation - Each Trustee who is not currently an employee of the Adviser or any of its affiliates receives compensation from the Trust for his or her service to the Trust. A deferred compensation plan (the “Plan”) is available to the Trustees

MSF-20

Metropolitan Series Fund

MetLife Stock Index Portfolio

Notes to Financial Statements—December 31, 2013—(Continued)

on a voluntary basis. Deferred amounts remain in the Trust until distributed in accordance with the provisions of the Plan. The value of a participating Trustee’s deferral account is based on theoretical investments of deferred amounts, on the normal payment dates in certain portfolios of the Trust or Met Investors Series Trust, an affiliate of the Trust, as designated by the participating Trustee. Changes in the value of participants’ deferral accounts are reflected as Trustees’ fees and expenses in the Statement of Operations. The portion of the accrued obligations allocated to the Portfolio under the Plan is reflected as Deferred trustees’ fees in the Statement of Assets and Liabilities.

7. Transactions in Securities of Affiliated Issuers

A summary of the Portfolio’s transactions in the securities of affiliated issuers during the year ended December 31, 2013 is as follows:

Security Description	Number of shares held at December 31, 2012	Shares purchased	Shares sold	Number of shares held at December 31, 2013	Realized Gain on shares sold	Income for the year ended December 31, 2013
MetLife, Inc.	452,586	14,564	(37,163)	429,987	$441,701	$442,562

8. Contractual Obligations

Under the Trust’s organizational documents, its officers and Trustees may be indemnified against certain liabilities and expenses arising out of the performance of their duties to the Trust. Additionally, the Trust has a variety of indemnification obligations under contracts with its service providers. The Trust’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Trust that have not yet occurred.

9. Income Tax Information

The tax character of distributions paid for the periods ended December 31, 2013 and 2012 was as follows:

Ordinary Income		Long-Term Capital Gain		Total
2013	2012	2013	2012	2013	2012
$105,466,407	$87,419,870	$89,196,043	$36,724,744	$194,662,450	$124,144,614

As of December 31, 2013, the components of distributable earnings (accumulated losses) on a federal income tax basis were as follows:

Undistributed Ordinary Income	Undistributed Long-Term Capital Gain	Net Unrealized Appreciation	Loss Carryforwards	Total
$122,743,637	$141,502,847	$2,306,402,781	$—	$2,570,649,265

The Portfolio utilizes the provisions of the federal income tax laws that provide for the carryforward of capital losses for prior years, offsetting such losses against any future realized capital gains. Under the Regulated Investment Company Modernization Act of 2010 (the “Act”), net capital losses recognized after December 22, 2010 may be carried forward indefinitely and their character is retained as short-term and/or long-term losses. Previously, net capital losses were carried forward for up to eight years and treated as short-term losses. As a transition rule, the Act requires that post-enactment net capital losses be used before pre-enactment net capital losses. At December 31, 2013, the Portfolio did not have any capital loss carryforwards.

As of December 31, 2013, the Portfolio had no post-enactment accumulated capital losses and no pre-enactment accumulated capital loss carryforwards.

10. Acquisition

At the close of business on April 27, 2012, the Portfolio, with aggregate Class A, Class B, Class D, and Class E net assets of $3,163,484,764, $1,591,300,792, $331,145,988, and $155,799,163, respectively, acquired all of the assets and liabilities of Batterymarch Growth and Income Portfolio of the Met Investors Series Trust (“Batterymarch Growth & Income”). The acquisition was accomplished by a tax-free exchange of 7,973,702 Class A shares of the Portfolio (valued at $258,347,960) for 14,335,017 Class A shares of Batterymarch Growth & Income. The transaction was part of a restructuring designed to eliminate the offering of overlapping Portfolios in the MetLife, Inc. families of funds with similar investment objectives and similar investment strategies that serve as funding vehicles for insurance contracts that are offered by affiliates of MetLife. The reorganization was proposed because Batterymarch Growth & Income had experienced a significant decline in assets, which, if it continued, would affect the Portfolio’s ability to maintain certain operational efficiencies.

MSF-21

Metropolitan Series Fund

MetLife Stock Index Portfolio

Notes to Financial Statements—December 31, 2013—(Continued)

Batterymarch Growth & Income’s net assets on April 27, 2012, were $258,347,960 for Class A, including investments valued at $258,291,796 with a cost basis of $231,750,503. For financial reporting purposes, assets received, liabilities assumed, and shares issued by the Portfolio were recorded at fair value; however, the cost basis of the investments received by the Portfolio from Batterymarch Growth & Income were carried forward to align ongoing reporting of the Portfolio’s realized and unrealized gains and losses with amounts distributable to shareholders for tax purposes. The Portfolio acquired $(27,266,415) in capital loss carry forwards from Batterymarch Growth & Income.

The aggregate net assets of the Portfolio immediately after the acquisition were $5,500,078,667, which included $26,541,293 of acquired unrealized appreciation.

Assuming the acquisition had been completed on January 1, 2012, the Portfolio’s pro-forma results of operations for the year ended December 31, 2012 would have been as follows:

(Unaudited)
Net Investment income	$106,567,189	(a)
Net realized and unrealized gain on investments	$669,519,126	(b)

Net increase in net assets from operations	$776,086,315

Because the combined investment portfolios have been managed as a single integrated portfolio since the acquisition was completed, it is not practicable to separate the amounts of revenue and earnings of Batterymarch Growth & Income that have been included in the Portfolio’s Statement of Operations since April 27, 2012.

(a)	$105,213,122 net investment income as reported plus $1,058,350 from Batterymarch Growth & Income Portfolio pre-merger net investment income, plus $277,510 in lower advisory fees, plus $18,207 of pro-forma eliminated other expenses.
(b)	$1,084,109,388 unrealized appreciation as reported December 31, 2012 minus $522,794,296 pro-forma December 31, 2011 unrealized appreciation plus $86,901,378 net realized gain as reported plus $21,302,656 in net realized gain from Batterymarch Growth & Income Portfolio pre-merger.

MSF-22

Metropolitan Series Fund

MetLife Stock Index Portfolio

Report of Independent Registered Public Accounting Firm

To the Shareholders of MetLife Stock Index Portfolio and the Board of Trustees of Metropolitan Series Fund:

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of MetLife Stock Index Portfolio, one of the portfolios constituting Metropolitan Series Fund, (the “Trust”) as of December 31, 2013, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Trust’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Trust is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Trust’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2013, by correspondence with the custodian and brokers; where replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of MetLife Stock Index Portfolio of Metropolitan Series Fund, as of December 31, 2013, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

Deloitte & Touche LLP

Boston, Massachusetts

February 27, 2014

MSF-23

Metropolitan Series Fund

Trustees and Officers of Metropolitan Series Fund

The Trustees and executive officers of the Trust, their ages and their principal occupations during the past five years are set forth below. Unless otherwise indicated, the business address of each is One Financial Center, Boston, MA 02111. Each Trustee who is deemed an “interested person,” as such term is defined in the 1940 Act, is indicated by an asterisk. Those Trustees who are not “interested persons” as defined in the 1940 Act are referred to as “Independent Trustees.” Additional information about the Trustees is available in the Statement of Additional Information, which is available without charge, upon request, by calling (800) 848-3854.

Trustees of the Trust

Name and Age	Position(s) Held with Registrant	Term of Office and Length of Time Served	Principal Occupation(s) During the Past 5 Years(1)	Number of Portfolios in Fund Complex(2) overseen	Other Directorships Held by Trustee During the Past 5 Years(1)
Interested Trustee
Elizabeth M. Forget* (47)	Trustee, Chairman of the Board, President and Chief Executive Officer	Indefinite; From May 2006 (President and Chief Executive Officer)/ August 2006 (Trustee and Chairman of the Board) to present	Senior Vice President, MetLife Inc.; President, MetLife Advisers, LLC and a predecessor company.	79	Trustee, Met Investors Series Trust (the “MIST Trust”);** various MetLife-affiliated boards.

Independent Trustees
Stephen M. Alderman (54)	Trustee	Indefinite; From April 2012 to present	Shareholder in the law firm of Garfield & Merel, Ltd.	79	Trustee, MIST Trust;** Director, International Truck Leasing Corp.

Robert J. Boulware (57)	Trustee	Indefinite; From April 2012 to present	Managing Director, Pilgrim Funds, LLC (private equity fund).	79	Trustee, MIST Trust;** Trustee, Vertical Capital Income Fund (closed-end fund); Director, Gainsco, Inc. (auto insurance).

Susan C. Gause (61)	Trustee	Indefinite; From April 2012 to present	Private Investor.	79	Trustee, MIST Trust;** Trustee, HSBC Funds.

Nancy Hawthorne (62)	Trustee	Indefinite; From May 2003 to present	Chief Executive Officer, Clerestory LLC (corporate advisor).	79	MIST Trust;** Director, THL Credit, Inc.**; Director, Avid Technology, Inc.**

Barbara A. Nugent (57)	Trustee	Indefinite; From January 2014 to present	President, True North Board Governance, LLC (consulting); until 2014, partner in the law firm of Stradley Ronon Stevens & Young, LLP.	79	Trustee, MIST Trust**; Director, Episcopal Healthcare Foundation; until 2014, member, Mutual Fund Directors Forum Advisory Board.

Keith M. Schappert (62)	Trustee	Indefinite; From August 2009 to present	Principal, Schappert Consulting LLC (asset management consulting).	79	Trustee, MIST Trust;** Director, The Commonfund for Nonprofit Organizations; until 2011, Director, Trilogy Global Advisors; Director, Mirae Asset Discovery Funds,** Director, Calamos Investments.

Linda B. Strumpf (66)	Trustee	Indefinite; From May 2000 to present	Chair of the Investment Committee, Leona M. and Harry B. Helmsley Charitable Trust; until 2011, Chief Investment Officer, Leona M. and Harry B. Helmsley Charitable Trust.	79	Since 2012, Trustee, MIST Trust,** Trustee and Member of Investment Committee, The Pennsylvania State University.

Dawn M. Vroegop (47)	Trustee	Indefinite; From May 2009 to present	Private Investor.	79	Trustee, MIST Trust,** Trustee, Driehaus Mutual Funds; Director and Investment Committee Chair, City College of San Francisco Foundation.

MSF-24

Metropolitan Series Fund

Trustees and Officers of Metropolitan Series Fund—(Continued)

Executive Officers of the Trust

Name and Age	Position(s) Held with Registrant	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years(1)
Elizabeth M. Forget (47)	President, Chief Executive Officer, Trustee and Chairman of the Board	From May 2006 (President and Chief Executive Officer)/ August 2006 (Trustee and Chairman of the Board) to present	See principal occupation information in the table above.

Jeffrey L. Bernier (42)	Vice President	From February 2008 to present	Vice President, MetLife, Inc.; Senior Vice President, MetLife Advisers, LLC and a predecessor company.

Peter H. Duffy (58)	Chief Financial Officer and Treasurer	From November 2000 to present	Senior Vice President, MetLife Advisers, LLC; Vice President, MetLife, Inc.

Andrew L. Gangolf (59)	Secretary	From May 2011 to present	Senior Vice President, MetLife Advisers, LLC; Senior Vice President & Assistant General Counsel, AllianceBerstein Investments, Inc.

Jeffrey P. Halperin (46)	Chief Compliance Officer	From November 2005 to present	Vice President, MetLife, Inc.; Chief Compliance Officer, MIST; Chief Compliance Officer, MSF Trust; Chief Compliance Officer, MetLife Advisers, LLC and a predecessor company; Chief Compliance Officer, MetLife Investment Management, LLC (formerly MetLife Investment Advisors Company, LLC).

Alan C. Leland, Jr. (61)	Vice President	From February 2005 to present	Treasurer and Chief Financial Officer, MetLife Advisers, LLC; Vice President, MetLife Group Inc.; Vice President, MetLife, Inc.

*	Ms. Forget is an “interested person” of the Trust because of her positions with MetLife Advisers, LLC and her ownership of securities issued by MetLife, Inc., the ultimate parent company of MetLife Advisers, LLC.
**	Indicates a directorship with a registered investment company or a company subject to the reporting requirements of the Securities Exchange Act of 1934, as amended.
(1)	Previous positions during the past five years with the Trust, MetLife, Inc. or the Adviser are omitted if not materially different.
(2)	The Fund Complex includes 49 Portfolios of the MIST Trust and 30 Portfolios of the Trust.

MSF-25

Metropolitan Series Fund

MetLife Stock Index Portfolio

Board of Trustees’ Consideration of Advisory and Sub-Advisory Agreements

At an in-person meeting of the Boards of Trustees (the “Board”) of Met Investors Series Trust and Metropolitan Series Fund (“MIST” and “MSF,” respectively, and collectively, the “Trusts”) held on November 19-20, 2013, the Board, including a majority of the Trustees who are not considered to be “interested persons” of the Trusts (the “Independent Trustees”) under the Investment Company Act of 1940, as amended (the “1940 Act”), approved for an annual period the continuation of each Trust’s advisory agreement (the “Advisory Agreement”) with MetLife Advisers, LLC (the “Adviser”) and the applicable sub-advisory agreements (each a “Sub-Advisory Agreement,” and collectively with the Advisory Agreement, the “Agreements”) between the Adviser and the investment sub-advisers (each a “Sub-Adviser,” and collectively, the “Sub-Advisers”) for each of the series of the Trusts, including the MetLife Stock Index Portfolio (each a “Portfolio,” and collectively, the “Portfolios”).1

In considering the Agreements, the Board reviewed a variety of materials provided by the Adviser and the Sub-Advisers relating to the Portfolios, including comparative performance, fee and expense information for an appropriate peer group of similar mutual funds, performance information for relevant benchmark indices and other information regarding the nature, extent and quality of services provided by the Adviser and the Sub-Advisers under their respective Agreements. The Board also took into account its experience with the Adviser and the Sub-Advisers and information provided to the Board in its meetings throughout the year with respect to the services provided by the Adviser and the Sub-Advisers, including quarterly performance reports prepared by management containing reviews of investment results, and periodic presentations from certain of the Sub-Advisers with respect to the Portfolios they manage. The Independent Trustees also assessed reports provided by the Board’s independent consultant, who reviewed and provided analyses regarding investment performance, fees and expenses, and other information provided by, or at the direction of, the Adviser and the Sub-Advisers, as more fully discussed below.

The Independent Trustees were separately advised by independent legal counsel throughout the process, and met with independent legal counsel in periodic executive sessions. Prior to voting to continue the Agreements at the November meeting, the Independent Trustees also received a memorandum from their independent counsel discussing the legal standards for their consideration of the proposed continuation of the Agreements. The Board also met in person with personnel of the Adviser on September 17, 2013 for the specific purpose of giving preliminary consideration to the proposed continuation of the Agreements and to request additional information they considered reasonably necessary to their deliberations. The Independent Trustees also discussed the proposed continuation of the Agreements in private sessions with their independent legal counsel at which no representatives of management were present.

In considering whether to approve the renewal of the Advisory Agreement with the Adviser and any applicable Sub-Advisory Agreements with respect to a Portfolio, the Board reviewed and analyzed the factors it deemed relevant, including: (1) the nature, extent and quality of the services to be provided to the Portfolios by the Adviser and the Sub-Advisers; (2) the performance of the Portfolios as compared to a peer group and an appropriate index; (3) the Adviser’s and each of the Sub-Adviser’s personnel and operations; (4) the financial condition of the Adviser and of the Sub-Advisers; (5) the level and method of computing each Portfolio’s advisory and sub-advisory fees; (6) the profitability of the Adviser under the Advisory Agreement and of certain of the Sub-Advisers under the Sub-Advisory Agreements; (7) any “fall-out” benefits to the Adviser, the Sub-Advisers and their affiliates (i.e., ancillary benefits realized by the Adviser, the Sub-Advisers or their affiliates from the Adviser’s or Sub-Advisers’ relationship with the Trusts); (8) the anticipated effect of growth in size on Portfolio expenses; (9) fees paid to certain of the Sub-Advisers by comparable institutional and retail accounts; and (10) possible conflicts of interest.

Nature, extent and quality of services. The Board evaluated the nature, extent and quality of the services that the Adviser, and the Sub-Advisers as relevant, have provided to the Portfolios. The Board considered the Adviser’s services as investment manager to the Portfolios, including services relating to the selection and oversight of the Sub-Advisers for the applicable Portfolios. The Board considered, among other things, the Adviser’s oversight of the provision of services to the Portfolios by the Sub-Advisers, including with respect to investment activities and trading practices, and the Sub-Adviser’s compliance with fund policies, objectives and Board directives, compliance policies and procedures and applicable law. The Adviser’s services in coordinating and overseeing the activities of the Trusts’ other service providers were also considered. The Board also evaluated the expertise and performance of the personnel of the Adviser who performed services for the Portfolios throughout the year.

The Board considered information received from the Trust’s Chief Compliance Officer (“CCO”) regarding the Portfolios’ compliance policies and procedures established pursuant to Rule 38a-l under the 1940 Act. The Board also evaluated the CCO’s ongoing reports concerning the CCO’s oversight of the risk assessment processes of the Sub-Advisers.

1 The Pyramis Managed Risk Portfolio recently commenced operations and, therefore, the Agreement with respect to this Portfolio was not up for renewal.

MSF-26

Metropolitan Series Fund

MetLife Stock Index Portfolio

Board of Trustees’ Consideration of Advisory and Sub-Advisory Agreements—(Continued)

With respect to the services provided by each of the Sub-Advisers, the Board considered, among other things, information provided to the Board by each Sub-Adviser. The Board considered the Sub-Adviser’s current level of staffing and its overall resources, as well as its compensation program. The Board reviewed each Sub-Adviser’s history and investment experience, as well as information regarding the qualifications, background and responsibilities of the Sub-Adviser’s investment and compliance personnel who provide services to the Portfolios. The Board also considered, among other things, the Sub-Adviser’s compliance program and any disciplinary history. The Board also took into account the Sub-Adviser’s risk assessment and monitoring process. The Board noted each Sub-Adviser’s regulatory history, including whether it was currently involved in any regulatory actions or investigations as well as material litigation, and any settlements and amelioratory actions undertaken, as appropriate. The Board also noted that the CCO and his staff conduct regular, periodic compliance reviews with each of the Sub-Advisers and present reports to the Independent Trustees regarding the same, which includes evaluating the regulatory compliance systems of the Sub-Advisers and procedures reasonably designed by them to help assure compliance with the federal securities laws, including issues related to late trading and market timing, best execution, fair value pricing, and proxy voting procedures, among others. The Board also took into account the financial condition of each Sub-Adviser. In its review, the Board also received and took into account information regarding any services and/or payments provided to the Adviser by the Sub-Advisers in connection with marketing activities.

The Board considered each Sub-Adviser’s investment process and philosophy. The Board took into account that each Sub-Adviser’s responsibilities include the development and maintenance of an investment program for the applicable Portfolio which is consistent with the Portfolio’s investment objectives, the selection of investment securities and the placement of orders for the purchase and sale of such securities, as well as the implementation of compliance controls related to performance of these services. The Board also reviewed each Sub-Adviser’s brokerage policies and practices.

Performance. The Board considered the performance of the Portfolios as described in the quarterly reports prepared by management, and as also analyzed in reports prepared by the Independent Trustees’ independent consultant. The Board noted that the Adviser reviews with the Board on a quarterly basis detailed information about the Portfolios’ performance results, portfolio composition and investment strategies. The Board also reviewed and considered a separate report prepared by Lipper Inc. (“Lipper”), an independent third party, which provided a statistical analysis comparing the Portfolios’ investment performance, expenses, and fees to comparable funds underlying variable insurance products (the “Performance Universe”). In addition, the Independent Trustees met separately with a representative of Bobroff Consulting, Inc., an independent consultant (“Bobroff), at a special board meeting in September 2013, to review the separate reports prepared by such consultant (“Bobroff Report”), which analyzed the report prepared by Lipper. The Board also considered each Portfolio’s more recent performance subsequent to the performance period covered by the Lipper reports, and management’s discussion of the same, including the effect of current market conditions on each Portfolio’s more recent performance.

The Board reviewed the Portfolios’ performance records and the Adviser’s and Sub-Advisers’ management styles and long-term performance records with the Portfolios and comparable funds. The Board focused particular attention on Portfolios with less favorable performance records. The Board was mindful of the Adviser’s focus on each Sub-Adviser’s performance and noted that the Adviser has been active in monitoring and responding to any performance issues with respect to the Portfolios. The Board also took into account its discussions with management regarding factors that contributed to the performance of the Portfolios.

Among other data relating specifically to the MetLife Stock Index Portfolio’s performance, the Board considered that the Portfolio outperformed the median of its Performance Universe and its Lipper Index for the one-, three- and five-year periods ended June 30, 2013. The Board further considered that the Portfolio underperformed its benchmark, the S&P 500 Index, for the one-, three- and five-year periods ended October 31, 2013.

Fees and Expenses. The Board gave consideration to the advisory fees payable under the Advisory Agreement and the sub-advisory fees payable under each of the Sub-Advisory Agreements. In this regard, the Board reviewed the advisory fees payable on a Portfolio-by-Portfolio basis based on information provided by the Adviser. The Independent Trustees, with the assistance of Bobroff, also examined the fees paid by a Portfolio in light of fees paid to other investment managers by comparable funds, as well as considered the fees charged by the Adviser to manage other comparable funds, as applicable. The Lipper report included comparisons of the Adviser’s fee schedule with that of its peers based on an asset-based analysis of relative fee structures according to the size of the Portfolio. In addition, the Board considered the Portfolios’ advisory and sub-advisory fees and total expenses as compared to similarly situated investment companies underlying variable insurance products deemed to be comparable to the Portfolios as determined by Lipper. The Board considered a Portfolio’s ranking within a smaller group of peer funds chosen by Lipper (the “Expense Group”), as well as the Portfolio’s ranking within broader groups of funds (the “Expense Universe” and the “Sub-advised Expense Universe”). The Board also considered a Portfolio’s contractual sub-advisory fees, as applicable, as compared to the Sub-advised Expense Universe as well as a

MSF-27

Metropolitan Series Fund

MetLife Stock Index Portfolio

Board of Trustees’ Consideration of Advisory and Sub-Advisory Agreements—(Continued)

smaller group of funds (the “Sub-advised Expense Group”). In comparing a Portfolio’s actual and contractual management fee to that of comparable funds, the Board noted that such fee includes both advisory and administrative fees.

The Board noted that the sub-advisory fees for the Portfolios are paid by the Adviser, not the Portfolios, out of the advisory fee. It was further noted that the Adviser negotiates such fees at arm’s length. The Board also considered that the Adviser had entered into expense limitation agreements with certain of the Portfolios, pursuant to which the Adviser has agreed to waive a portion of its advisory fee and/or reimburse certain expenses as a means of limiting a Portfolio’s total annual operating expenses. The Board further considered the amount of sub-advisory fees paid out by the Adviser and the amount of the management fees that it retained in light of the services performed by Sub-Advisers and Adviser, respectively.

With respect to the MetLife Stock Index Portfolio, the Board considered that the Portfolio’s actual management fees and total expenses (exclusive of 12b-l fees) were below the Expense Group median, Expense Universe median and Sub-advised Expense Universe median. The Board further noted that the Portfolio’s contractual management fees were above the asset-weighted average of the Expense Group at the Portfolio’s current size. The Board also took into account that the Portfolio’s contractual sub-advisory fees were below the average of the Sub-advised Expense Group and Expense Universe at the Portfolio’s current size. The Board further considered that the Adviser had waived fees and/or reimbursed expenses during the past year.

Profitability. The Board examined the profitability of the Adviser on a Portfolio-by-Portfolio basis. The Board also considered that the Distributor, MetLife Investors Distribution Company, receives Rule 12b-1 payments to support the distribution of the products. The Board considered the profitability to the Sub-Advisers and their affiliates as a result of their relationships with the Portfolios, and the Board considered the ability of the Adviser to negotiate the Sub-Advisory Agreements and the fees thereunder at arm’s length. The Board also reviewed Portfolio specific data with regard to the profitability of the Portfolios to each Sub-Adviser, as available.

Economies of scale. The Board also considered the effect of the Portfolios’ growth in size on their fees. The Board noted that the fee schedules for most of the Portfolios contain breakpoints that reduce the fee rate above specified asset levels. The Board noted those Portfolios that did not contain breakpoints in the advisory fee and took into account management’s discussion of the same. The Board noted that those Portfolios with advisory fee schedules containing breakpoints generally reflect the inclusion of breakpoints in the sub-advisory fee schedule for such Portfolios. The Board considered the effective fees under the Advisory Agreement for a Portfolio as a percentage of assets at different asset levels and possible economies of scale that may be realized if the assets of the Portfolio grow. Among other data, the Board examined the effect of a Portfolio’s growth in size on various fee schedules and reviewed the Lipper and Bobroff Reports, which compared fees among peers. The Board also generally noted that if a Portfolio’s assets increase over time, the Portfolio may realize other economies of scale if assets increase proportionally more than certain other fixed expenses. In addition, the Board noted that the Adviser had taken a number of steps to date intended to share the benefits of economies of scale with contractholders.

With respect to the MetLife Stock Index Portfolio, the Board noted that the Portfolio’s advisory fee does not contain breakpoints. The Board also noted that the Portfolio’s contractual management fees were below the asset-weighted average of comparable funds at asset levels up to $3 billion and slightly above the asset-weighted average of comparable funds at asset levels up to $5 billion. The Board considered the effect of the Portfolio’s current size and potential growth on its performance and fees. The Board noted management’s discussion of the Portfolio’s advisory fee structure. The Board also noted that if the Portfolio’s assets increased over time, the Portfolio might realize other economies of scale if assets increased proportionally more than certain other fixed expenses.

Other factors. As part of its evaluation of the Adviser’s compensation, the Board considered other benefits that may be realized by the Adviser and its affiliates from their relationship with the Trusts. Among them, the Board recognized that an affiliate of the Adviser, MetLife Investors Distribution Company, serves as the Distributor for the Trusts, and, as such, receives payments pursuant to Rule 12b-1 from the Portfolios to compensate it for providing shareholder services and selling activities, which could lead to growth in the Trusts’ assets and corresponding benefits from such growth, including economies of scale. The Board also considered that affiliates of the Adviser may benefit from certain indirect tax benefits relating to dividend received deductions and foreign tax credits. In conjunction with these considerations, the Board noted the costs of providing investment management and other services to the Portfolios and the ongoing commitment of the Adviser to the Portfolios.

The Board considered other benefits that may be realized by each Sub-Adviser and its affiliates from their relationship with the Trusts, including the opportunity to provide advisory services to additional portfolios of the Trusts and reputational benefits. In conjunction with these considerations, the Board noted the costs of providing investment advisory services to the Portfolios and the ongoing commitment of the Sub-Advisers to the Portfolios.

MSF-28

Metropolitan Series Fund

MetLife Stock Index Portfolio

Board of Trustees’ Consideration of Advisory and Sub-Advisory Agreements—(Continued)

The Board considered possible conflicts of interest in the form of material benefits or detriments to the Trusts resulting from the nature of the Trusts’ and the Adviser’s or the Sub-Advisers’ affiliations and the services that are provided to the Trusts, and the manner in which such conflicts were mitigated.

Conclusions. After full consideration of the factors discussed above, the Board, including a majority of the Independent Trustees, approved the Advisory Agreement and the Sub-Advisory Agreement, as applicable, with respect to each Portfolio, unless otherwise noted. In making its approvals, the Board concluded that the nature, extent and quality of services provided by the Adviser and each Sub-Adviser supported the renewal of the Agreements. The Board also concluded that the investment performance of each Fund was such that each Agreement should continue. In addition, the Board concluded that fees paid by a Portfolio to the Adviser and, if applicable, the Sub-Adviser appeared to be acceptable in light of nature, extent and quality of the services provided by the Adviser and Sub-Adviser. Further, the Board concluded that the Adviser’s profitability in providing services under the Advisory Agreements did not appear unreasonably high in light of the nature, extent and quality of the services provided by the Adviser. Finally, the Board concluded that the Advisory and Sub-Advisory fees in some measure share economies of scale with contractholders. In approving the renewal of each of the Agreements, the Board, including the Independent Trustees, did not identify any single factor as controlling, and generally attributed different weights to various factors for the various Portfolios. The Board evaluated all information available to them on a Portfolio-by-Portfolio basis, and their decisions were made separately with respect to each Portfolio.

MSF-29

Metropolitan Series Fund

MFS Total Return Portfolio

Managed by Massachusetts Financial Services Company

Portfolio Manager Commentary*

PERFORMANCE

For the one year period ended December 31, 2013, the Class A, B, E, and F shares of the MFS Total Return Portfolio returned 18.99%, 18.70%, 18.82%, and 18.75%, respectively. The Portfolio’s benchmarks, the Standard & Poor’s (“S&P”) 500 Index1 and the Barclays U.S. Aggregate Bond Index2, returned 32.39% and -2.02%, respectively. A blend of the S&P 500 Index (60%) and the Barclays U.S. Aggregate Bond Index (40%) returned 17.56%.

MARKET ENVIRONMENT / CONDITIONS

At the beginning of the period, year-end fiscal cliff negotiations between the Republicans in the U.S. Congress and President Obama were a particular source of market attention, where uncertainty surrounding the fiscal negotiations continued right up to the end-of-year deadline. A last minute political agreement averted the worst-case scenario and markets gravitated towards risk assets again, though the implementation of the U.S. budget sequesters, combined with concerns surrounding the Italian election results, was a source of uncertainty which lingered throughout the first half of the period.

The more dominant features of the first few months of 2013 included a marked improvement in market sentiment as global macroeconomic indicators improved, monetary easing by the Bank of Japan accelerated and fears of fiscal austerity in the U.S. waned. In the middle of the period, concerns that the U.S. Federal Reserve (the “Fed”) would begin tapering its quantitative easing (“QE”) program caused sovereign bond yields to spike, credit spreads to widen, and equity valuations to fall. Equities subsequently outperformed fixed income in response to the improved economic fundamentals.

Toward the end of the period, the Fed’s decision to postpone QE tapering surprised markets. Favorable market reactions were tempered, however, by tense negotiations over U.S. fiscal policy which resulted in a 16-day partial shutdown of the federal government and a short-term extension in the debt ceiling. The volatility was short-lived, however, as an extension of budget and debt ceiling deadlines allowed the government to re-open, and subsequent economic data reflected moderate but resilient U.S. growth. Also well-received was the decision by the European Central Bank to cut its policy rate as inflation pressures waned in the region. In addition, equity investors appeared to have concluded that there would be no major change in U.S. monetary policy as a result of the nomination of Janet Yellen as the new Fed Chair for a term beginning in early 2014.

PORTFOLIO REVIEW / PERIOD END POSITIONING

Within the equity portion of the Portfolio, an underweight position and stock selection in the Information Technology (“IT”) sector benefited relative performance. The timing of the Portfolio’s ownership in shares of computer and personal electronics maker Apple positively impacted relative results. An overweight position in computer products and services provider Hewlett-Packard also helped as the stock delivered strong performance during the period. Stock selection in the Industrials sector boosted relative results. Within this sector, an overweight position in shares of defense contractor Lockheed Martin boosted relative returns as the stock performed well during the period. Stock selection and an overweight position in the Financials sector was another positive factor for relative performance, led by overweight positions in insurance company Prudential Financial and custody bank State Street. Elsewhere, overweight positions in media firm Time Warner Cable, automotive parts manufacturers Delphi Automotive and Johnson Controls, life sciences supply company Thermo Fisher Scientific, and cardiovascular medical device maker St. Jude Medical contributed to relative returns.

Despite a challenging year for fixed income, due to a rise in Treasury yields, the fixed income portion of the Portfolio outperformed the Barclays U.S. Aggregate Bond Index over the trailing 12-month period, ending December 31, 2013. This outperformance was driven by greater exposure to the Financials sector and an underweight to Mortgage-Backed Securities, which felt pressure from the rise in rates as well as concerns over the Fed’s tapering of its asset purchase program. These two factors aided in the outperformance of the Barclays U.S. Aggregate Bond Index. Additionally, because of the fixed income portion of the Portfolio’s slight overweight to Investment Grade Corporate Bonds, which helped generate a greater yield for the Portfolio, was another key contributor to relative performance. Within the fixed income portion of the Portfolio, weak security selection, particularly in the media industry, detracted from relative returns.

Within the equity portion of the Portfolio, stock selection and, to a lesser extent, an overweight position in the Consumer Staples sector was a primary detractor from performance relative to the S&P 500 Index. Within this sector, an overweight position in tobacco company Philip Morris, and holdings of alcoholic beverage producer Diageo, and global food company Nestle (Switzerland) held back relative results. Stocks in other sectors that detracted from relative performance included the timing of the Portfolio’s ownership of internet search giant Google and software giant Microsoft and not holding shares of strong-performing biotech firm Gilead Sciences, biopharmaceutical company Celgene, aerospace giant Boeing, and internet retailer Amazon.com. An overweight position in retail store Target also weakened relative results as this stock underperformed the benchmark during the period.

MSF-1

Metropolitan Series Fund

MFS Total Return Portfolio

Managed by Massachusetts Financial Services Company

Portfolio Manager Commentary*—(Continued)

Over the trailing 12 months ending December 31, 2013, the Portfolio increased its positions in IT, Consumer Discretionary, and Utilities while reducing its exposure to Industrials, Consumer Staples, and Energy. Additionally, the Portfolio was overweight to Financials, Consumer Staples, and Industrials while being underweight to IT and Health Care.

Brooks Taylor

Steven Gorham

Richard Hawkins

Nevin Chitkara

William Douglas

Joshua Marston

Jonathan Sage

Portfolio Managers

Massachusetts Financial Services Company

* This commentary may include statements that constitute “forward-looking statements” under the U.S. securities laws. Forward-looking statements include, among other things, projections, estimates, and information about possible or future results related to the Portfolio, market or regulatory developments. The views expressed above are not guarantees of future performance or economic results and involve certain risks, uncertainties and assumptions that could cause actual outcomes and results to differ materially from the views expressed herein. The views expressed above are subject to change at any time based upon economic, market, or other conditions and the subadvisory firm undertakes no obligation to update the views expressed herein. Any discussions of specific securities should not be considered a recommendation to buy or sell those securities. The views expressed above (including any forward-looking statement) may not be relied upon as investment advice or as an indication of the Portfolio’s trading intent. Information about the Portfolio’s holdings, asset allocation or country diversification is historical and is not an indication of future Portfolio composition, which may vary. Direct investment in any index is not possible. The performance of any index mentioned in this commentary has not been adjusted for ongoing management, distribution and operating expenses, and sales charges applicable to mutual fund investments. In addition, the returns do not reflect additional fees charged by separate accounts or variable insurance contracts that an investor in the Portfolio may pay. If these additional fees were reflected, performance would have been lower.

MSF-2

Metropolitan Series Fund

MFS Total Return Portfolio

A $10,000 INVESTMENT COMPARED TO THE S&P 500 INDEX & THE BARCLAYS U.S. AGGREGATE BOND INDEX

AVERAGE ANNUAL RETURNS (%) (FOR THE YEAR ENDED DECEMBER 31, 2013)

	1 Year	5 Year	10 Year	Since Inception[3]
MFS Total Return Portfolio
Class A	18.99	12.16	6.38	—
Class B	18.70	11.88	6.12	—
Class E	18.82	12.00	—	6.18
Class F	18.75	11.94	—	5.77
S&P 500 Index	32.39	17.94	7.41	—
Barclays U.S. Aggregate Bond Index	-2.02	4.44	4.55	—

1 The Standard & Poor’s 500 Index is an unmanaged index representing the performance of 500 major companies, most of which are listed on the New York Stock Exchange.

2 Barclays U.S. Aggregate Bond Index is a broad based benchmark that measures the investment grade, U.S. dollar-denominated, fixed-rate taxable bond market, including Treasuries, government-related and corporate securities, mortgage-backed securities, asset-backed securities, and commercial mortgage-backed securities.

3 Inception dates of the Class A, Class B, Class E, and Class F shares are 5/1/87, 5/1/02, 4/26/04, and 5/2/06, respectively.

Portfolio performance is calculated including reinvestment of all income and capital gain distributions. Performance numbers are net of all Portfolio expenses but do not include any insurance, sales, separate account or administrative charges of variable annuity or life insurance contracts or any additional expenses that participants may bear relating to the operations of their plans. If these charges were included, the returns would be lower. The performance of any index referenced above has not been adjusted for ongoing management, distribution and operating expenses, and sales charges applicable to mutual fund investments. Direct investment in any index is not possible. The performance of Class A shares, as set forth in the line graph above, will differ from that of other classes because of the difference in expenses paid by policyholders investing in the different share classes.

This information represents past performance and is not indicative of future results. Investment return and principal value may fluctuate so that shares, upon redemption, may be worth more or less than the original cost.

PORTFOLIO COMPOSITION AS OF DECEMBER 31, 2013

Top Equity Sectors

% of Market Value of Total Investments
Financials	13.4
Industrials	8.1
Consumer Staples	8.1
Consumer Discretionary	7.6
Health Care	7.4

Top Fixed Income Sectors

% of Market Value of Total Investments
U.S. Treasury & Government Agencies	23.7
Corporate Bonds & Notes	10.6
Mortgage-Backed Securities	2.0
Foreign Government	0.7
Asset-Backed Securities	0.4

MSF-3

Metropolitan Series Fund

MFS Total Return Portfolio

Understanding Your Portfolio’s Expenses

Shareholder Expense Example

As a shareholder of the Portfolio, you incur ongoing costs, including management fees; distribution and service (12b-1) fees; and other Portfolio expenses. This example is intended to help you understand your ongoing costs (in dollars) (referred to as “expenses”) of investing in the Portfolio and compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period, July 1, 2013 through December 31, 2013.

Actual Expenses

The first line for each share class of the Portfolio in the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested in the particular share class of the Portfolio, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line for each share class of the Portfolio in the table below provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any fees or charges of your variable insurance product or any additional expenses that participants in certain eligible qualified plans may bear relating to the operations of their plan. Therefore, the second line for each share class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these other costs were included, your costs would have been higher.

MFS Total Return Portfolio		Annualized Expense Ratio	Beginning Account Value July 1, 2013	Ending Account Value December 31, 2013	Expenses Paid During Period** July 1, 2013 to December 31, 2013
Class A	Actual	0.59%	$1,000.00	$1,099.00	$3.12
	Hypothetical*	0.59%	$1,000.00	$1,022.23	$3.01

Class B	Actual	0.84%	$1,000.00	$1,097.70	$4.44
	Hypothetical*	0.84%	$1,000.00	$1,020.97	$4.28

Class E	Actual	0.74%	$1,000.00	$1,098.30	$3.91
	Hypothetical*	0.74%	$1,000.00	$1,021.48	$3.77

Class F	Actual	0.79%	$1,000.00	$1,097.90	$4.18
	Hypothetical*	0.79%	$1,000.00	$1,021.22	$4.02

* Hypothetical assumes a rate of return of 5% per year before expenses.

** Expenses paid are equal to the Portfolio’s annualized expense ratio for the most recent six month period, as shown above, multiplied by the average account value over the period, multiplied by the number of days (184 days) in the most recent fiscal half-year, divided by 365 (to reflect the one-half year period).

MSF-4

Metropolitan Series Fund

MFS Total Return Portfolio

Schedule of Investments as of December 31, 2013

Common Stocks—61.3% of Net Assets

Security Description	Shares	Value

Aerospace & Defense—3.5%
General Dynamics Corp.	13,353	$1,275,879
Honeywell International, Inc.	88,374	8,074,732
Lockheed Martin Corp.	92,179	13,703,330
Northrop Grumman Corp.	30,396	3,483,686
Precision Castparts Corp.	4,162	1,120,827
United Technologies Corp.	79,331	9,027,868

		36,686,322

Air Freight & Logistics—0.5%
United Parcel Service, Inc. - Class B	51,704	5,433,056

Airlines—0.1%
Copa Holdings S.A. - Class A	7,475	1,196,822

Auto Components—1.5%
Delphi Automotive plc	121,150	7,284,750
Johnson Controls, Inc.	104,381	5,354,745
Magna International, Inc.	37,570	3,080,581

		15,720,076

Automobiles—0.6%
General Motors Co. (a) (b)	146,720	5,996,435

Beverages—0.8%
Coca-Cola Co. (The)	33,780	1,395,452
Coca-Cola Enterprises, Inc.	18,680	824,348
Diageo plc	163,606	5,404,108
Dr. Pepper Snapple Group, Inc. (b)	20,203	984,290

		8,608,198

Capital Markets—2.9%
Bank of New York Mellon Corp. (The)	223,705	7,816,253
BlackRock, Inc.	11,990	3,794,475
Franklin Resources, Inc.	69,741	4,026,148
Goldman Sachs Group, Inc. (The)	45,670	8,095,464
Morgan Stanley	59,044	1,851,620
State Street Corp.	66,281	4,864,363

		30,448,323

Chemicals—1.2%
Air Products & Chemicals, Inc.	23,816	2,662,152
Celanese Corp. - Series A	24,113	1,333,690
FMC Corp.	15,320	1,156,047
LyondellBasell Industries NV - Class A	16,120	1,294,114
PPG Industries, Inc.	32,131	6,093,965
Valspar Corp. (The) (b)	2,830	201,751

		12,741,719

Commercial Banks—2.8%
BB&T Corp.	45,860	1,711,495
BOC Hong Kong Holdings, Ltd.	228,500	734,933
Fifth Third Bancorp (b)	33,630	707,239
HSBC Holdings plc	87,607	960,864
Mizuho Financial Group, Inc. (b)	818,400	1,772,490
PNC Financial Services Group, Inc. (The)	36,387	2,822,904

Commercial Banks—(Continued)
Sumitomo Mitsui Financial Group, Inc.	29,200	1,507,932
SunTrust Banks, Inc.	26,243	966,005
U.S. Bancorp	27,920	1,127,968
Wells Fargo & Co.	366,440	16,636,376

		28,948,206

Commercial Services & Supplies—0.3%
Tyco International, Ltd.	88,594	3,635,898

Computers & Peripherals—1.1%
Apple, Inc.	2,669	1,497,602
EMC Corp.	42,020	1,056,803
Hewlett-Packard Co.	276,520	7,737,030
Western Digital Corp.	20,830	1,747,637

		12,039,072

Construction & Engineering—0.1%
Fluor Corp.	13,487	1,082,871

Consumer Finance—0.2%
American Express Co.	14,997	1,360,678
Discover Financial Services	14,210	795,049

		2,155,727

Containers & Packaging—0.2%
Crown Holdings, Inc. (a)	14,320	638,242
Packaging Corp. of America	14,730	932,115

		1,570,357

Diversified Financial Services—2.8%
Bank of America Corp.	182,594	2,842,989
JPMorgan Chase & Co.	410,070	23,980,894
McGraw Hill Financial, Inc.	11,617	908,449
Moody’s Corp.	11,473	900,286
NASDAQ OMX Group, Inc. (The)	22,469	894,266

		29,526,884

Diversified Telecommunication Services—1.9%
AT&T, Inc.	124,900	4,391,484
Bezeq The Israeli Telecommunication Corp., Ltd.	287,250	486,871
CenturyLink, Inc. (b)	71,164	2,266,573
Frontier Communications Corp. (b)	673,720	3,132,798
TDC A/S	185,910	1,803,683
Telecom Italia S.p.A. - Risparmio Shares	1,041,492	817,871
Telefonica Brasil S.A. (ADR)	48,240	927,173
Verizon Communications, Inc.	122,290	6,009,331

		19,835,784

Electric Utilities—0.7%
American Electric Power Co., Inc.	54,190	2,532,841
Duke Energy Corp.	23,703	1,635,744
PPL Corp.	102,022	3,069,842

		7,238,427

See accompanying notes to financial statements.

MSF-5

Metropolitan Series Fund

MFS Total Return Portfolio

Schedule of Investments as of December 31, 2013

Common Stocks—(Continued)

Security Description	Shares	Value

Electrical Equipment—0.4%
Eaton Corp. plc	50,647	$3,855,250

Electronic Equipment, Instruments & Components—0.1%
Hoya Corp.	36,900	1,027,000

Energy Equipment & Services—0.3%
Noble Corp. plc	34,284	1,284,621
Schlumberger, Ltd.	11,807	1,063,929
Transocean, Ltd. (b)	19,190	948,370

		3,296,920

Food & Staples Retailing—1.5%
CVS Caremark Corp.	145,193	10,391,463
Kroger Co. (The)	115,260	4,556,228
Walgreen Co.	16,973	974,929

		15,922,620

Food Products—1.9%
Danone S.A.	42,891	3,094,187
General Mills, Inc.	114,430	5,711,201
Ingredion, Inc.	12,950	886,557
Kellogg Co.	10,433	637,143
Kraft Foods Group, Inc.	6,873	370,592
Mondelez International, Inc. - Class A	37,114	1,310,124
Nestle S.A.	94,021	6,901,889
Tyson Foods, Inc. - Class A	40,370	1,350,780

		20,262,473

Health Care Equipment & Supplies—1.5%
Abbott Laboratories	138,929	5,325,149
Covidien plc	62,021	4,223,630
Medtronic, Inc.	42,340	2,429,893
St. Jude Medical, Inc.	63,694	3,945,843

		15,924,515

Health Care Providers & Services—0.5%
AmerisourceBergen Corp.	17,553	1,234,152
Express Scripts Holding Co. (a)	47,860	3,361,686
Quest Diagnostics, Inc. (b)	13,867	742,439

		5,338,277

Hotels, Restaurants & Leisure—0.5%
ARAMARK Holdings Corp. (a)	19,460	510,241
Hilton Worldwide Holdings, Inc. (a) (b)	16,780	373,355
McDonald’s Corp.	32,668	3,169,776
Wynn Resorts, Ltd.	8,200	1,592,522

		5,645,894

Household Products—0.7%
Procter & Gamble Co. (The)	74,312	6,049,740
Reckitt Benckiser Group plc	15,489	1,233,183

		7,282,923

Independent Power Producers & Energy Traders—0.1%
NRG Energy, Inc.	33,474	961,373

Industrial Conglomerates—1.8%
3M Co.	61,437	8,616,539
Danaher Corp.	109,307	8,438,501
Siemens AG	14,077	1,923,395

		18,978,435

Insurance—4.0%
ACE, Ltd.	61,831	6,401,363
American International Group, Inc.	34,240	1,747,952
Aon plc	45,173	3,789,563
Chubb Corp. (The)	28,790	2,781,978
Delta Lloyd NV	99,590	2,477,657
Everest Re Group, Ltd.	10,764	1,677,785
Prudential Financial, Inc.	95,340	8,792,255
Travelers Cos., Inc. (The)	107,830	9,762,928
Validus Holdings, Ltd. (b)	73,500	2,961,315
Zurich Insurance Group AG	7,578	2,203,662

		42,596,458

Internet Software & Services—0.8%
Facebook, Inc. - Class A (a)	30,150	1,647,999
Google, Inc. - Class A (a)	2,870	3,216,438
Yahoo!, Inc. (a)	86,800	3,510,192

		8,374,629

IT Services—1.6%
Accenture plc - Class A	68,313	5,616,695
Fidelity National Information Services, Inc.	11,617	623,600
Fiserv, Inc. (a)	20,914	1,234,972
International Business Machines Corp.	27,286	5,118,035
Visa, Inc. - Class A	14,523	3,233,982
Western Union Co. (The) (b)	36,840	635,490

		16,462,774

Leisure Equipment & Products—0.2%
Hasbro, Inc. (b)	37,658	2,071,567

Life Sciences Tools & Services—0.6%
Thermo Fisher Scientific, Inc.	59,100	6,580,785

Machinery—1.0%
Cummins, Inc.	25,337	3,571,757
Illinois Tool Works, Inc.	32,973	2,772,370
Pentair, Ltd.	28,322	2,199,770
Stanley Black & Decker, Inc.	29,860	2,409,403

		10,953,300

Media—3.1%
Comcast Corp. - Special Class A	193,950	9,674,226
Omnicom Group, Inc.	53,661	3,990,769
Regal Entertainment Group (b)	32,600	634,070
Time Warner Cable, Inc.	46,080	6,243,840
Time Warner, Inc.	32,813	2,287,722

See accompanying notes to financial statements.

MSF-6

Metropolitan Series Fund

MFS Total Return Portfolio

Schedule of Investments as of December 31, 2013

Common Stocks—(Continued)

Security Description	Shares	Value

Media—(Continued)
Twenty-First Century Fox, Inc. - Class A	31,293	$1,100,888
Viacom, Inc. - Class B	21,737	1,898,510
Walt Disney Co. (The)	90,111	6,884,480

		32,714,505

Metals & Mining—0.4%
Rio Tinto plc	29,450	1,661,849
Vale S.A. (ADR) (b)	140,060	2,135,915

		3,797,764

Multi-Utilities—0.7%
E.ON SE	111,291	2,050,927
GDF Suez	98,731	2,329,839
PG&E Corp.	44,930	1,809,781
Public Service Enterprise Group, Inc.	43,660	1,398,866

		7,589,413

Multiline Retail—1.1%
Kohl’s Corp.	41,480	2,353,990
Macy’s, Inc.	63,340	3,382,356
Target Corp.	95,020	6,011,915

		11,748,261

Office Electronics—0.1%
Canon, Inc. (b)	25,200	802,126

Oil, Gas & Consumable Fuels—5.7%
Anadarko Petroleum Corp.	31,604	2,506,829
Antero Resources Corp. (a)	1,420	90,085
Apache Corp.	40,314	3,464,585
Canadian Natural Resources, Ltd.	29,497	998,179
Chevron Corp.	85,969	10,738,388
EOG Resources, Inc.	4,582	769,043
EQT Corp.	18,373	1,649,528
Exxon Mobil Corp.	189,234	19,150,481
Marathon Petroleum Corp.	20,430	1,874,044
Noble Energy, Inc.	50,584	3,445,276
Occidental Petroleum Corp.	52,234	4,967,453
Petroleo Brasileiro S.A. (ADR)	105,280	1,546,563
Royal Dutch Shell plc - A Shares	89,014	3,196,878
Valero Energy Corp.	72,600	3,659,040
Williams Cos., Inc. (The)	54,840	2,115,179

		60,171,551

Pharmaceuticals—4.7%
AbbVie, Inc.	20,049	1,058,788
Bayer AG	10,753	1,508,574
Bristol-Myers Squibb Co.	88,500	4,703,775
Eli Lilly & Co.	58,890	3,003,390
Johnson & Johnson	168,618	15,443,722
Merck & Co., Inc.	92,773	4,643,289
Pfizer, Inc.	558,113	17,095,001
Roche Holding AG	4,493	1,259,464
Valeant Pharmaceuticals International, Inc. (a)	9,530	1,118,822

Pharmaceuticals—(Continued)
Zoetis, Inc.	4,714	154,101

		49,988,926

Real Estate Investment Trusts—0.6%
American Capital Agency Corp.	18,830	363,231
Annaly Capital Management, Inc. (b)	118,650	1,182,940
Corio NV	24,238	1,088,096
Digital Realty Trust, Inc. (b)	46,710	2,294,395
EPR Properties (b)	16,770	824,413

		5,753,075

Road & Rail—0.2%
Canadian National Railway Co.	24,256	1,383,077
Union Pacific Corp.	6,060	1,018,080

		2,401,157

Semiconductors & Semiconductor Equipment—0.9%
Intel Corp.	97,840	2,539,927
Microchip Technology, Inc. (b)	115,140	5,152,515
Taiwan Semiconductor Manufacturing Co., Ltd. (ADR)	77,560	1,352,646

		9,045,088

Software—1.2%
CA, Inc.	45,580	1,533,767
Microsoft Corp.	79,240	2,965,953
Oracle Corp.	142,657	5,458,057
Symantec Corp.	122,130	2,879,825

		12,837,602

Specialty Retail—0.4%
Advance Auto Parts, Inc.	12,700	1,405,636
Best Buy Co., Inc.	36,850	1,469,578
Staples, Inc. (b)	105,344	1,673,916

		4,549,130

Textiles, Apparel & Luxury Goods—0.1%
Hanesbrands, Inc.	16,770	1,178,428

Tobacco—3.1%
Altria Group, Inc. (b)	107,216	4,116,022
Imperial Tobacco Group plc	10,874	422,010
Japan Tobacco, Inc.	46,100	1,499,960
Lorillard, Inc. (b)	162,450	8,232,966
Philip Morris International, Inc.	207,855	18,110,406

		32,381,364

Wireless Telecommunication Services—0.3%
Tele2 AB - B Shares	68,247	774,213
Vodafone Group plc	710,422	2,792,723

		3,566,936

Total Common Stocks (Cost $457,151,375)		646,924,696

See accompanying notes to financial statements.

MSF-7

Metropolitan Series Fund

MFS Total Return Portfolio

Schedule of Investments as of December 31, 2013

U.S. Treasury & Government Agencies—23.4%

Security Description	Principal Amount*	Value

Agency Sponsored Mortgage - Backed—11.4%
Fannie Mae 15 Yr. Pool 2.500%, 02/01/28	464,283	$460,063
2.500%, 05/01/28	284,437	281,852
3.000%, 03/01/27	210,127	214,671
3.000%, 04/01/27	619,361	632,784
3.000%, TBA (c)	4,000,000	4,061,406
4.500%, 04/01/18	46,337	49,319
4.500%, 06/01/18	115,884	123,299
4.500%, 07/01/18	101,199	107,700
4.500%, 03/01/19	148,002	157,514
4.500%, 06/01/19	98,476	104,830
4.500%, 04/01/20	95,755	101,963
4.500%, 07/01/20	50,712	53,994
5.000%, 11/01/17	99,986	106,375
5.000%, 02/01/18	287,912	306,765
5.000%, 07/01/19	207,898	223,039
5.000%, 07/01/20	151,765	163,310
5.000%, 12/01/20	239,192	257,290
5.500%, 11/01/17	160,937	171,976
5.500%, 12/01/17	22,881	24,458
5.500%, 01/01/18	127,149	135,106
5.500%, 02/01/18	91,673	97,400
5.500%, 06/01/19	207,630	224,821
5.500%, 07/01/19	173,128	187,308
5.500%, 08/01/19	52,250	56,503
5.500%, 09/01/19	179,930	194,351
5.500%, 01/01/21	80,510	87,961
5.500%, 03/01/21	26,380	28,823
6.000%, 07/01/16	36,957	38,228
6.000%, 01/01/17	25,135	26,172
6.000%, 02/01/17	67,039	70,387
6.000%, 08/01/17	10,989	11,563
6.000%, 09/01/17	92,913	97,515
6.000%, 03/01/18	10,751	11,385
6.000%, 11/01/18	60,683	64,187
6.000%, 01/01/21	99,418	107,143
6.000%, 05/01/21	42,597	45,701
Fannie Mae 20 Yr. Pool 6.000%, 11/01/25	46,484	51,915
Fannie Mae 30 Yr. Pool 3.500%, 11/01/41	140,725	140,027
3.500%, 01/01/42	1,158,885	1,153,364
3.500%, 04/01/43	1,318,205	1,310,817
3.500%, 05/01/43	2,708,878	2,693,706
3.500%, 06/01/43	850,285	845,558
3.500%, 07/01/43	2,124,599	2,112,742
3.500%, 09/01/43	3,287,478	3,269,141
4.000%, 02/01/41	272,566	280,739
4.000%, TBA (c)	9,786,000	10,010,772
4.500%, 08/01/33	418,925	445,520
4.500%, 03/01/34	1,267,640	1,347,902
4.500%, 08/01/40	105,977	112,568
4.500%, 02/01/41	569,874	605,521
4.500%, 04/01/41	594,430	631,388
4.500%, TBA (c)	3,378,000	3,556,533
5.000%, 11/01/33	238,287	259,378

Agency Sponsored Mortgage - Backed—(Continued)
Fannie Mae 30 Yr. Pool 5.000%, 03/01/34	199,567	217,257
5.000%, 05/01/34	87,213	94,860
5.000%, 08/01/34	88,097	95,780
5.000%, 09/01/34	320,891	348,688
5.000%, 06/01/35	248,287	269,254
5.000%, 07/01/35	703,149	763,045
5.000%, 08/01/35	222,212	241,150
5.000%, 09/01/35	151,793	164,779
5.000%, 10/01/35	636,771	691,247
5.000%, 07/01/39	730,362	798,425
5.000%, 10/01/39	435,339	476,759
5.000%, 11/01/39	162,604	177,869
5.000%, 11/01/40	230,890	251,980
5.000%, 01/01/41	100,754	109,913
5.000%, 03/01/41	137,649	150,234
5.500%, 02/01/33	118,957	131,024
5.500%, 05/01/33	18,631	20,645
5.500%, 06/01/33	382,236	422,525
5.500%, 11/01/33	244,229	269,206
5.500%, 12/01/33	48,544	53,707
5.500%, 01/01/34	180,788	200,621
5.500%, 02/01/34	371,023	410,492
5.500%, 03/01/34	92,134	103,105
5.500%, 04/01/34	104,622	116,548
5.500%, 05/01/34	691,662	770,592
5.500%, 06/01/34	742,911	818,817
5.500%, 07/01/34	291,512	322,371
5.500%, 09/01/34	1,000,658	1,105,976
5.500%, 10/01/34	1,271,368	1,406,097
5.500%, 11/01/34	1,442,076	1,588,889
5.500%, 12/01/34	753,849	831,565
5.500%, 01/01/35	707,614	784,245
5.500%, 02/01/35	62,527	68,738
5.500%, 04/01/35	127,103	140,728
5.500%, 07/01/35	86,802	95,360
5.500%, 08/01/35	47,030	51,684
5.500%, 09/01/35 (d)	412,011	459,546
6.000%, 02/01/32	265,602	297,810
6.000%, 03/01/34	45,898	51,621
6.000%, 04/01/34	454,899	510,972
6.000%, 06/01/34	591,459	664,079
6.000%, 07/01/34	508,285	567,835
6.000%, 08/01/34	866,358	966,027
6.000%, 10/01/34	417,249	464,317
6.000%, 11/01/34	54,166	60,278
6.000%, 12/01/34	44,391	49,655
6.000%, 08/01/35	106,707	118,458
6.000%, 09/01/35 (d)	141,836	158,533
6.000%, 10/01/35	229,130	257,020
6.000%, 11/01/35	42,024	46,742
6.000%, 12/01/35	254,726	284,531
6.000%, 02/01/36	244,431	273,265
6.000%, 04/01/36	297,325	332,354
6.000%, 06/01/36	107,949	120,291
6.000%, 07/01/37	314,735	350,456

See accompanying notes to financial statements.

MSF-8

Metropolitan Series Fund

MFS Total Return Portfolio

Schedule of Investments as of December 31, 2013

U.S. Treasury & Government Agencies—(Continued)

Security Description	Principal Amount*	Value

Agency Sponsored Mortgage - Backed—(Continued)
Fannie Mae 30 Yr. Pool 6.500%, 06/01/31	81,920	$92,241
6.500%, 07/01/31	23,236	25,838
6.500%, 08/01/31	16,472	18,321
6.500%, 09/01/31	70,920	78,799
6.500%, 02/01/32	48,511	53,968
6.500%, 07/01/32	48,498	56,156
6.500%, 08/01/32	189,572	210,994
6.500%, 01/01/33	80,744	91,968
6.500%, 04/01/34	125,365	140,852
6.500%, 06/01/34	44,273	49,253
6.500%, 08/01/34	93,769	104,343
6.500%, 04/01/36	27,380	30,443
6.500%, 05/01/36	157,630	177,993
6.500%, 02/01/37	334,309	372,651
6.500%, 05/01/37	189,559	210,946
6.500%, 07/01/37	175,376	196,011
7.500%, 10/01/29	16,679	18,218
7.500%, 02/01/30	16,131	18,663
7.500%, 11/01/31	88,337	102,913
7.500%, 02/01/32	20,690	24,722
Fannie Mae Pool 2.410%, 05/01/23	99,045	92,231
2.550%, 05/01/23	159,417	150,107
3.800%, 02/01/18	139,293	148,350
3.849%, 07/01/18	193,793	208,888
3.910%, 02/01/18	202,008	217,584
4.521%, 05/01/14	291,622	292,519
4.600%, 09/01/19	133,926	147,409
4.821%, 02/01/14	78,877	77,966
4.825%, 08/01/14	601,635	603,351
4.880%, 03/01/20	277,432	302,352
4.940%, 08/01/15	50,000	52,206
5.000%, 12/01/18	380,145	405,090
5.000%, 08/01/20	67,477	72,610
5.370%, 05/01/18	626,034	707,719
5.464%, 11/01/15 (d)	380,144	403,387
5.500%, 07/01/33	389,900	429,835
5.500%, 01/01/34	89,326	98,435
5.662%, 02/01/16 (d)	210,339	226,576
5.725%, 07/01/16 (d)	257,789	283,311
6.000%, 07/01/17	100,369	105,789
6.500%, 07/01/32	151,345	169,859
Fannie Mae-ACES 2.578%, 09/25/18	500,000	511,343
Freddie Mac 15 Yr. Gold Pool 4.500%, 05/01/18	46,057	48,819
4.500%, 08/01/18	99,906	105,882
4.500%, 11/01/18	112,923	119,654
4.500%, 01/01/19	221,871	235,210
4.500%, 08/01/19	11,746	12,455
4.500%, 02/01/20	81,436	86,515
4.500%, 08/01/24	662,704	710,730
5.000%, 12/01/17	3,149	3,333
5.000%, 05/01/18	42,330	44,814
5.000%, 09/01/18	121,057	128,209

Agency Sponsored Mortgage - Backed—(Continued)
Freddie Mac 15 Yr. Gold Pool 5.500%, 01/01/19	38,377	40,436
5.500%, 04/01/19	17,710	18,658
5.500%, 06/01/19	14,023	14,778
5.500%, 07/01/19	22,683	24,050
5.500%, 08/01/19	14,380	15,573
5.500%, 02/01/20	11,586	12,579
6.000%, 04/01/16	3,932	4,065
6.000%, 04/01/17	24,700	25,921
6.000%, 07/01/17	16,897	17,600
6.000%, 10/01/17	20,268	21,143
6.000%, 08/01/19	127,383	136,321
6.000%, 09/01/19	26,450	28,102
6.000%, 11/01/19	55,102	58,480
6.000%, 05/01/21	52,695	56,752
6.000%, 10/01/21	81,948	88,307
Freddie Mac 20 Yr. Gold Pool 5.500%, 10/01/24	108,984	119,972
5.500%, 06/01/25	205,808	226,950
5.500%, 07/01/25	106,429	117,298
5.500%, 08/01/25	154,380	170,092
6.000%, 02/01/23	163,965	180,727
6.000%, 12/01/25	71,444	79,007
6.000%, 02/01/26	58,662	64,951
Freddie Mac 30 Yr. Gold Pool 3.000%, 10/01/42	1,922,596	1,823,699
3.000%, 04/01/43	1,959,660	1,858,947
3.000%, 05/01/43	1,761,751	1,671,291
3.500%, 02/01/42	981,270	975,267
3.500%, 04/01/42	588,331	585,542
3.500%, 12/01/42	1,594,449	1,585,182
3.500%, 04/01/43	411,827	409,429
3.500%, 07/01/43	591,222	587,287
3.500%, 08/01/43	974,364	967,881
4.000%, 11/01/40	1,534,041	1,576,643
4.000%, 01/01/41	2,080,629	2,138,261
4.000%, 11/01/43	1,707,374	1,755,196
4.000%, TBA (c)	780,000	796,027
4.500%, 04/01/35	71,202	75,659
4.500%, 07/01/39	629,850	667,042
4.500%, 09/01/39	316,890	335,650
4.500%, 10/01/39	189,453	200,635
5.000%, 09/01/33	492,666	533,471
5.000%, 03/01/34	117,487	128,881
5.000%, 04/01/34	85,374	92,456
5.000%, 08/01/35	130,411	140,832
5.000%, 10/01/35	247,441	268,570
5.000%, 11/01/35	234,739	253,345
5.000%, 12/01/36	151,360	163,432
5.000%, 07/01/39	1,125,264	1,213,269
5.500%, 12/01/33	496,087	550,822
5.500%, 01/01/34	346,156	380,822
5.500%, 04/01/34	98,339	109,990
5.500%, 11/01/34	82,379	91,050
5.500%, 12/01/34	122,343	135,267
5.500%, 05/01/35	46,505	51,079

See accompanying notes to financial statements.

MSF-9

Metropolitan Series Fund

MFS Total Return Portfolio

Schedule of Investments as of December 31, 2013

U.S. Treasury & Government Agencies—(Continued)

Security Description	Principal Amount*	Value

Agency Sponsored Mortgage - Backed—(Continued)
Freddie Mac 30 Yr. Gold Pool 5.500%, 09/01/35	104,541	$115,463
5.500%, 10/01/35	139,490	152,876
6.000%, 04/01/34	138,800	155,402
6.000%, 07/01/34	68,389	75,947
6.000%, 08/01/34	579,497	647,333
6.000%, 09/01/34	7,626	8,429
6.000%, 07/01/35	107,517	120,184
6.000%, 08/01/35	111,491	124,499
6.000%, 11/01/35	255,205	285,340
6.000%, 03/01/36	123,062	137,169
6.000%, 10/01/36	138,677	155,378
6.000%, 03/01/37	16,515	18,220
6.000%, 05/01/37	164,288	182,633
6.000%, 06/01/37	199,225	221,732
6.500%, 05/01/34	46,713	52,076
6.500%, 06/01/34	93,576	104,292
6.500%, 08/01/34	279,472	311,448
6.500%, 10/01/34	174,414	196,531
6.500%, 11/01/34	48,330	53,855
6.500%, 05/01/37	139,773	156,077
6.500%, 07/01/37	230,793	259,043
Freddie Mac Multifamily Structured Pass-Through Certificates 1.426%, 08/25/17	250,000	250,785
1.869%, 11/25/19	363,000	350,912
2.303%, 09/25/18	176,087	177,978
2.412%, 08/25/18	458,000	466,709
2.682%, 10/25/22	620,000	587,133
3.154%, 02/25/18	118,000	123,791
3.320%, 02/25/23 (d)	186,000	183,963
3.458%, 08/25/23 (d)	835,000	829,765
3.808%, 08/25/20	1,030,000	1,085,667
3.882%, 11/25/17 (d)	332,556	357,927
5.085%, 03/25/19 (d)	1,226,000	1,383,188
Ginnie Mae I 30 Yr. Pool 3.000%, 02/15/43	743,002	718,959
3.500%, 12/15/41	446,433	451,787
3.500%, 02/15/42	305,733	308,668
4.500%, 09/15/33	171,197	184,250
4.500%, 11/15/39	732,607	783,504
4.500%, 03/15/40	590,284	640,256
4.500%, 04/15/40	905,544	972,815
4.500%, 06/15/40	351,598	379,059
5.000%, 03/15/34	65,756	71,952
5.000%, 06/15/34	114,600	125,400
5.000%, 12/15/34	66,771	73,065
5.000%, 06/15/35	20,678	22,437
5.500%, 11/15/32	232,575	255,710
5.500%, 08/15/33	459,403	510,294
5.500%, 12/15/33	292,931	328,577
5.500%, 09/15/34	222,365	246,681
5.500%, 10/15/35	49,159	54,603
6.000%, 12/15/28	65,691	73,199
6.000%, 12/15/31	84,018	96,619
6.000%, 03/15/32	3,984	4,433

Agency Sponsored Mortgage - Backed—(Continued)
Ginnie Mae I 30 Yr. Pool 6.000%, 10/15/32	248,791	280,355
6.000%, 01/15/33	84,894	94,468
6.000%, 02/15/33	3,277	3,666
6.000%, 04/15/33	308,138	347,188
6.000%, 08/15/33	2,167	2,417
6.000%, 07/15/34	210,014	236,377
6.000%, 09/15/34	71,706	79,761
6.000%, 01/15/38	287,614	323,526
Ginnie Mae II 30 Yr. Pool 3.000%, 06/20/43	1,536,641	1,487,317
3.000%, 07/20/43	689,666	667,517
3.500%, 06/20/43	2,186,589	2,209,280
3.500%, 07/20/43	2,420,761	2,445,923
4.000%, 01/20/41	2,146,885	2,236,324
4.000%, 02/20/41	528,041	550,048
4.000%, 04/20/41	398,415	415,007
4.000%, 02/20/42	595,709	620,199
4.500%, 07/20/33	34,817	37,564
4.500%, 09/20/33	23,573	25,426
4.500%, 12/20/34	19,222	20,737
4.500%, 03/20/35	110,623	119,345
4.500%, 01/20/41	589,285	632,618
5.000%, 07/20/33	79,628	86,967
6.000%, 01/20/35	81,624	92,811
6.000%, 02/20/35	41,151	47,625
6.000%, 04/20/35	63,563	71,030

		120,202,744

Federal Agencies—0.1%
Financing Corp. 9.650%, 11/02/18	430,000	580,957

U.S. Treasury—11.9%
U.S. Treasury Bonds 4.500%, 02/15/36	293,000	326,008
4.500%, 08/15/39	16,876,000	18,706,000
5.000%, 05/15/37	1,509,000	1,795,710
5.250%, 02/15/29 (b)	16,000	19,260
5.375%, 02/15/31	887,000	1,086,991
6.250%, 08/15/23 (b)	80,000	102,763
8.500%, 02/15/20 (b)	1,104,000	1,513,602
U.S. Treasury Notes
0.500%, 08/15/14 (b)	3,838,000	3,846,996
0.875%, 12/31/16	16,276,000	16,311,612
1.875%, 02/28/14	2,369,800	2,376,464
2.125%, 05/31/15	36,665,000	37,640,362
2.625%, 02/29/16	800,000	838,000
2.750%, 02/15/19 (b)	2,524,100	2,644,782
3.125%, 05/15/19	6,086,000	6,485,394
3.125%, 05/15/21	18,919,000	19,721,582
3.500%, 05/15/20	7,140,000	7,702,832
3.750%, 11/15/18	2,067,000	2,268,371
4.125%, 05/15/15	125,000	131,650

See accompanying notes to financial statements.

MSF-10

Metropolitan Series Fund

MFS Total Return Portfolio

Schedule of Investments as of December 31, 2013

U.S. Treasury & Government Agencies—(Continued)

Security Description	Principal Amount*	Value

U.S. Treasury—(Continued)
U.S. Treasury Notes 4.750%, 08/15/17	2,444,000	$2,761,148

		126,279,527

Total U.S. Treasury & Government Agencies (Cost $246,115,223)		247,063,228

Corporate Bonds & Notes—10.4%

Aerospace/Defense—0.1%
BAE Systems Holdings, Inc. 5.200%, 08/15/15 (144A)	756,000	802,707
United Technologies Corp. 3.100%, 06/01/22	420,000	410,669

		1,213,376

Agriculture—0.2%
Altria Group, Inc. 2.850%, 08/09/22	1,020,000	939,135
BAT International Finance plc 3.250%, 06/07/22 (144A)	1,026,000	982,703

		1,921,838

Auto Manufacturers—0.1%
Volkswagen International Finance NV 2.375%, 03/22/17 (144A)	857,000	879,204

Banks—2.9%
ABN AMRO Bank NV 2.006%, 01/30/14 (144A) (d)	1,040,000	1,041,308
Achmea Hypotheekbank NV 3.200%, 11/03/14 (144A) (d)	541,000	553,670
Banco Bradesco S.A. 6.750%, 09/29/19 (144A)	613,000	675,526
Banco de Credito del Peru 5.375%, 09/16/20	835,000	868,400
Bank of America Corp. 5.490%, 03/15/19	196,000	216,977
7.375%, 05/15/14	510,000	522,693
7.625%, 06/01/19	710,000	880,632
Bank of Tokyo-Mitsubishi UFJ, Ltd. (The) 4.100%, 09/09/23 (144A)	890,000	891,669
Bank One Corp. 8.000%, 04/29/27	100,000	127,716
BBVA Bancomer S.A. 6.750%, 09/30/22 (144A) (b)	810,000	862,650
BNP Paribas S.A. 7.195%, 06/25/37 (144A) (b) (d)	500,000	516,250
BPCE S.A. 12.500%, 08/29/49 (144A) (b) (d)	922,000	1,203,210
Capital One Financial Corp. 6.150%, 09/01/16	1,330,000	1,487,581
Citigroup, Inc. 2.500%, 09/26/18	580,000	582,927
5.000%, 09/15/14	1,105,000	1,136,476

Banks—(Continued)
Commonwealth Bank of Australia 5.000%, 10/15/19 (144A)	710,000	791,387
Credit Suisse 5.500%, 05/01/14	950,000	965,485
Credit Suisse AG 6.500%, 08/08/23 (144A)	830,000	882,913
Discover Bank 4.200%, 08/08/23	510,000	503,018
Goldman Sachs Group, Inc. (The) 5.625%, 01/15/17	1,351,000	1,488,718
HSBC Holdings plc 5.100%, 04/05/21	679,000	754,674
ING Bank NV 3.750%, 03/07/17 (144A)	829,000	873,119
5.800%, 09/25/23 (144A)	1,076,000	1,125,059
JPMorgan Chase & Co. 3.250%, 09/23/22	262,000	251,080
6.300%, 04/23/19	1,210,000	1,428,107
KFW 4.875%, 06/17/19	1,290,000	1,472,148
Morgan Stanley 6.625%, 04/01/18	2,030,000	2,375,291
PNC Funding Corp. 5.625%, 02/01/17	1,080,000	1,198,803
Royal Bank of Scotland Group plc 2.550%, 09/18/15	247,000	252,621
Santander U.S. Debt S.A. 3.781%, 10/07/15 (144A)	500,000	515,223
SunTrust Banks, Inc. 2.350%, 11/01/18	448,000	445,627
Svenska Handelsbanken AB 4.875%, 06/10/14 (144A)	970,000	989,177
Swedbank AB 2.125%, 09/29/17 (144A)	231,000	231,070
Wachovia Corp. 5.250%, 08/01/14	924,000	949,121
Wells Fargo & Co. 2.100%, 05/08/17	990,000	1,008,463

		30,068,789

Beverages—0.2%
Anheuser-Busch InBev Worldwide, Inc. 8.000%, 11/15/39	1,020,000	1,470,023
Diageo Capital plc 2.625%, 04/29/23	1,020,000	929,960

		2,399,983

Commercial Services—0.1%
ERAC USA Finance LLC 7.000%, 10/15/37 (144A)	1,115,000	1,319,517

Computers—0.0%
Apple, Inc. 3.850%, 05/04/43	370,000	309,107

See accompanying notes to financial statements.

MSF-11

Metropolitan Series Fund

MFS Total Return Portfolio

Schedule of Investments as of December 31, 2013

Corporate Bonds & Notes—(Continued)

Security Description	Principal Amount*	Value

Diversified Financial Services—0.3%
American Express Co. 5.500%, 09/12/16	960,000	$1,067,793
General Electric Capital Corp. 3.100%, 01/09/23	481,000	456,353
Toyota Motor Credit Corp. 3.200%, 06/17/15	630,000	655,164
3.400%, 09/15/21	880,000	893,357
ZFS Finance USA Trust V 6.500%, 05/09/67 (144A) (d)	491,000	521,687

		3,594,354

Electric—0.6%
GG1C Funding Corp. 5.129%, 01/15/14 (144A) (e)	132,568	132,686
Midamerican Funding, LLC 6.927%, 03/01/29	699,000	843,009
Oncor Electric Delivery Co. LLC 7.000%, 09/01/22	795,000	948,426
Pacific Gas & Electric Co. 4.600%, 06/15/43	880,000	839,725
PPL Capital Funding, Inc. 3.400%, 06/01/23 (b)	880,000	818,833
Progress Energy, Inc. 3.150%, 04/01/22	1,083,000	1,042,779
PSEG Power LLC 5.320%, 09/15/16	989,000	1,088,178
W3A Funding Corp. 8.090%, 01/02/17	362,191	360,964

		6,074,600

Engineering & Construction—0.0%
ABB Finance USA, Inc. 2.875%, 05/08/22	309,000	291,984

Food—0.1%
ConAgra Foods, Inc. 3.200%, 01/25/23	516,000	479,069
Kraft Foods Group, Inc. 3.500%, 06/06/22	412,000	401,533
WM Wrigley Jr. Co. 2.400%, 10/21/18 (144A)	248,000	246,479

		1,127,081

Healthcare-Products—0.3%
Baxter International, Inc. 3.200%, 06/15/23	610,000	582,763
CareFusion Corp. 6.375%, 08/01/19	1,110,000	1,256,213
Hospira, Inc. 6.050%, 03/30/17 (d)	979,000	1,080,219

		2,919,195

Healthcare-Services—0.2%
Roche Holdings, Inc. 6.000%, 03/01/19 (144A)	1,183,000	1,384,388
WellPoint, Inc. 3.300%, 01/15/23	600,000	559,928

		1,944,316

Household Products/Wares—0.1%
Reckitt Benckiser Treasury Services plc 3.625%, 09/21/23 (144A)	1,070,000	1,050,103

Insurance—0.6%
ACE INA Holdings, Inc. 2.700%, 03/13/23	1,000,000	916,322
Allstate Corp. (The) 5.750%, 08/15/53 (d)	318,000	320,385
American International Group, Inc. 4.875%, 06/01/22	1,770,000	1,902,437
Chubb Corp. (The) 6.375%, 03/29/67 (d)	1,510,000	1,634,575
Liberty Mutual Group, Inc. 4.250%, 06/15/23 (144A)	578,000	558,077
Marsh & McLennan Cos., Inc. 4.800%, 07/15/21	920,000	980,749

		6,312,545

Internet—0.1%
Baidu, Inc. 3.500%, 11/28/22	1,110,000	1,019,620
eBay, Inc. 1.350%, 07/15/17	290,000	288,348

		1,307,968

Investment Company Security—0.2%
Temasek Financial I, Ltd. 2.375%, 01/23/23 (144A)	1,790,000	1,610,723

Iron/Steel—0.1%
Vale Overseas, Ltd. 4.625%, 09/15/20	298,000	305,212
6.875%, 11/10/39	233,000	241,020

		546,232

Machinery-Construction & Mining—0.1%
Atlas Copco AB 5.600%, 05/22/17 (144A)	910,000	1,012,416

Media—0.4%
Comcast Corp. 2.850%, 01/15/23 (b)	990,000	915,361
DIRECTV Financing Co., Inc. 4.600%, 02/15/21	550,000	567,977
Discovery Communications LLC 4.875%, 04/01/43	620,000	571,944
News America, Inc. 8.500%, 02/23/25	722,000	909,829

See accompanying notes to financial statements.

MSF-12

Metropolitan Series Fund

MFS Total Return Portfolio

Schedule of Investments as of December 31, 2013

Corporate Bonds & Notes—(Continued)

Security Description	Principal Amount*	Value

Media—(Continued)
Time Warner Entertainment Co. L.P. 8.375%, 07/15/33	1,240,000	$1,350,958

		4,316,069

Mining—0.2%
Corp. Nacional del Cobre de Chile 3.750%, 11/04/20 (144A)	290,000	289,889
Freeport-McMoRan Copper & Gold, Inc. 3.875%, 03/15/23	1,010,000	955,101
Rio Tinto Finance USA plc 3.500%, 03/22/22	900,000	883,190

		2,128,180

Miscellaneous Manufacturing—0.1%
General Electric Co. 2.700%, 10/09/22	800,000	748,799

Multi-National—0.1%
Asian Development Bank 1.125%, 03/15/17	574,000	576,698
2.750%, 05/21/14 (b)	970,000	979,322

		1,556,020

Oil & Gas—1.1%
Apache Corp. 3.250%, 04/15/22	421,000	414,792
4.750%, 04/15/43	321,000	311,353
BP Capital Markets plc 4.500%, 10/01/20	306,000	330,607
4.742%, 03/11/21	847,000	926,503
CNOOC Finance 2012, Ltd. 3.875%, 05/02/22 (144A)	1,010,000	972,910
EOG Resources, Inc. 2.625%, 03/15/23	302,000	274,750
Gazprom OAO Via Gaz Capital S.A. 3.850%, 02/06/20 (144A)	286,000	275,990
Hess Corp. 8.125%, 02/15/19	300,000	372,634
Husky Energy, Inc. 5.900%, 06/15/14	771,000	789,152
7.250%, 12/15/19	787,000	949,609
Petro-Canada 6.050%, 05/15/18	1,664,000	1,917,584
Petrobras Global Finance BV 2.384%, 01/15/19 (d)	625,000	612,500
Petrobras International Finance Co. 5.375%, 01/27/21	380,000	377,107
6.750%, 01/27/41	276,000	256,800
Petroleos Mexicanos 8.000%, 05/03/19	759,000	918,390
Ras Laffan Liquefied Natural Gas Co., Ltd. III 5.832%, 09/30/16 (144A)	501,490	532,833
Statoil ASA 7.750%, 06/15/23	100,000	128,575

Oil & Gas—(Continued)
Total Capital International S.A. 1.550%, 06/28/17	1,239,000	1,239,266
Transocean, Inc. 3.800%, 10/15/22	505,000	478,652

		12,080,007

Pharmaceuticals—0.4%
AbbVie, Inc. 1.200%, 11/06/15	1,850,000	1,868,804
Express Scripts Holding Co. 2.650%, 02/15/17	1,280,000	1,319,264
Teva Pharmaceutical Finance IV B.V. 3.650%, 11/10/21	1,270,000	1,245,641

		4,433,709

Pipelines—0.5%
Energy Transfer Partners L.P. 3.600%, 02/01/23	558,000	516,729
4.900%, 02/01/24	450,000	456,829
Enterprise Products Operating, LLC 6.500%, 01/31/19	908,000	1,065,131
Kinder Morgan Energy Partners L.P. 4.150%, 02/01/24	691,000	668,523
7.750%, 03/15/32	625,000	759,629
Spectra Energy Capital LLC 8.000%, 10/01/19	1,253,000	1,492,527

		4,959,368

Real Estate—0.1%
WEA Finance, LLC 4.625%, 05/10/21 (144A)	990,000	1,044,800
6.750%, 09/02/19 (144A)	262,000	311,519

		1,356,319

Real Estate Investment Trusts—0.4%
Boston Properties L.P. 5.000%, 06/01/15	200,000	211,605
ERP Operating L.P. 4.625%, 12/15/21	896,000	944,615
5.375%, 08/01/16	260,000	286,670
HCP, Inc. 5.375%, 02/01/21	734,000	799,016
Simon Property Group L.P. 5.875%, 03/01/17	1,328,000	1,489,414

		3,731,320

Retail—0.4%
Gap, Inc. (The) 5.950%, 04/12/21	620,000	685,083
Home Depot, Inc. (The) 3.750%, 02/15/24	600,000	597,200
5.950%, 04/01/41	278,000	322,780
L Brands, Inc. 5.250%, 11/01/14	370,000	381,563

See accompanying notes to financial statements.

MSF-13

Metropolitan Series Fund

MFS Total Return Portfolio

Schedule of Investments as of December 31, 2013

Corporate Bonds & Notes—(Continued)

Security Description	Principal Amount*	Value

Retail—(Continued)
Wal-Mart Stores, Inc. 5.250%, 09/01/35	1,830,000	$1,987,989

		3,974,615

Telecommunications—0.4%
Crown Castle Towers, LLC 4.883%, 08/15/40 (144A)	370,000	388,176
6.113%, 01/15/40 (144A)	711,000	797,267
Rogers Communications, Inc. 6.800%, 08/15/18	1,483,000	1,767,491
Verizon Communications, Inc. 6.400%, 09/15/33	1,271,000	1,461,804

		4,414,738

Transportation—0.0%
Norfolk Southern Corp. 4.837%, 10/01/41	402,000	383,789

Total Corporate Bonds & Notes (Cost $103,126,592)		109,986,264

Mortgage-Backed Securities—2.0%

Collateralized Mortgage Obligations—0.1%
American Tower Trust I 3.070%, 03/15/48 (144A)	1,000,000	935,557
BlackRock Capital Finance L.P. 7.750%, 09/25/26 (144A)	57,635	6,736

		942,293

Commercial Mortgage-Backed Securities—1.9%
Credit Suisse Commercial Mortgage Trust 5.695%, 09/15/40 (d)	1,735,738	1,916,909
General Electric Capital Assurance Co. 5.743%, 05/12/35 (144A) (d) (e)	35,000	39,798
Greenwich Capital Commercial Funding Corp. 5.475%, 03/10/39	3,025,000	3,218,912
GS Mortgage Securities Trust 5.804%, 08/10/45 (d)	3,539,527	3,886,641
JP Morgan Chase Commercial Mortgage Securities Corp. 5.250%, 05/15/41 (d)	644,870	647,253
JP Morgan Chase Commercial Mortgage Securities Trust 5.475%, 04/15/43 (d)	149,485	161,703
5.806%, 06/15/49 (d)	2,207,157	2,455,060
Merrill Lynch / Countrywide Commercial Mortgage Trust 5.740%, 06/12/50 (d)	3,700,015	4,092,361
Morgan Stanley Capital I, Inc. 0.935%, 11/15/30 (144A) (d) (f)	1,815,450	51,973
Spirit Master Funding, LLC 5.050%, 07/20/23 (e)	816,287	838,735

Commercial Mortgage-Backed Securities—(Continued)
Wachovia Bank Commercial Mortgage Trust 5.733%, 06/15/49 (d)	1,131,867	1,252,645
5.925%, 02/15/51 (d)	1,500,000	1,635,940

		20,197,930

Total Mortgage-Backed Securities (Cost $20,662,847)		21,140,223

Foreign Government—0.7%

Sovereign—0.7%
Egypt Government AID Bonds 4.450%, 09/15/15	1,903,000	2,031,523
Iceland Government International Bond 4.875%, 06/16/16 (144A)	970,000	1,006,375
Mexico Government International Bond 4.750%, 03/08/44	1,375,000	1,239,219
Peruvian Government International Bond 7.350%, 07/21/25	103,000	129,780
Russian Foreign Bond - Eurobond 3.625%, 04/29/15 (144A) (b) (e)	2,100,000	2,168,250
Societe Financement de l’Economie Francaise 3.375%, 05/05/14 (144A)	730,000	737,446

Total Foreign Government (Cost $7,277,438)		7,312,593

Asset-Backed Securities—0.4%

Asset-Backed - Home Equity—0.2%
Bayview Financial Revolving Asset Trust 1.767%, 12/28/40 (144A) (d) (e)	924,878	489,116
GMAC Home Equity Loan Trust 5.805%, 10/25/36 (d)	431,038	419,051
Home Equity Loan Trust 5.320%, 12/25/35 (d)	1,082,011	893,482

		1,801,649

Asset-Backed - Other—0.2%
Capital Trust Re CDO, Ltd. 5.160%, 06/25/35 (144A)	70,408	72,168
Race Point IV CLO, Ltd. 0.442%, 08/01/21 (144A) (d)	776,079	766,372
Small Business Administration Participation Certificates 4.350%, 07/01/23	577,924	612,786
4.770%, 04/01/24	29,163	31,041
4.950%, 03/01/25	189,773	202,466
4.990%, 09/01/24	107,563	116,567
5.110%, 08/01/25 (d)	291,689	316,666
5.180%, 05/01/24 (d)	48,997	53,156
5.520%, 06/01/24 (d)	136,902	149,227

		2,320,449

Total Asset-Backed Securities (Cost $4,655,087)		4,122,098

See accompanying notes to financial statements.

MSF-14

Metropolitan Series Fund

MFS Total Return Portfolio

Schedule of Investments as of December 31, 2013

Municipals—0.2%

Security Description	Shares/ Principal Amount*	Value
New Jersey State Turnpike Authority 7.414%, 01/01/40	1,050,000	$1,382,483
New York City Transitional Finance Authority Future Tax Secured Revenue 5.000%, 11/01/42	1,015,000	1,051,621

Total Municipals (Cost $2,148,110)		2,434,104

Convertible Preferred Stocks—0.2%

Aerospace & Defense—0.0%
United Technologies Corp. 7.500%, 08/01/15 (b)	5,027	329,118

Electric Utilities—0.2%
PPL Corp. 8.750%, 05/01/14	27,620	1,460,545

Total Convertible Preferred Stocks (Cost $1,793,766)		1,789,663

Preferred Stock—0.2%

Electric Utilities—0.2%
Cia Energetica de Minas Gerais (Cost $1,987,863)	299,452	1,779,048

Short-Term Investments—6.7%

Mutual Fund—4.3%
State Street Navigator Securities Lending MET Portfolio (g)	45,092,783	45,092,783

Repurchase Agreement—2.4%
Fixed Income Clearing Corp.
Repurchase Agreement dated 12/31/13 at 0.000% to be repurchased at $24,879,000 on 01/02/14, collateralized by $25,255,000 U.S. Treasury Note at 0.875% due 01/31/17 with a value of $25,381,275	24,879,000	24,879,000

Total Short-Term Investments (Cost $69,971,783)		69,971,783

Total Investments—105.5% (Cost $914,890,084) (h)		1,112,523,700
Other assets and liabilities (net)—(5.5)%		(57,854,438)

Net Assets—100.0%		$1,054,669,262

*	Principal amount stated in U.S. dollars unless otherwise noted.
(a)	Non-income producing security.
(b)	All or a portion of the security was held on loan. As of December 31, 2013, the market value of securities loaned was $47,392,129 and the collateral received consisted of cash in the amount of $45,092,783 and non-cash collateral with a value of $3,738,863. The cash collateral is invested in a money market fund managed by an affiliate of the custodian. The non-cash collateral received consists primarily of government securities and bank letters of credit, and is held for the benefit of the Portfolio at the Portfolio’s custodian. The Portfolio cannot repledge or resell this collateral. As such, this collateral is excluded from the Statement of Assets and Liabilities.
(c)	TBA (To Be Announced) Securities are purchased on a forward commitment basis with an approximate principal amount and no defined maturity date. The actual principal and maturity date will be determined upon settlement date.
(d)	Variable or floating rate security. The stated rate represents the rate at December 31, 2013. Maturity date shown for callable securities reflects the earliest possible call date.
(e)	Restricted securities are not registered under the Securities Act of 1933 and are subject to legal restrictions on resale. These securities generally may be resold in transactions exempt from registration or to the public if the securities are subsequently registered. Disposal of these securities may involve time-consuming negotiations and prompt sale at an acceptable price may be difficult. As of December 31, 2013, the market value of restricted securities was $3,668,585, which is 0.3% of net assets. See details shown in the Restricted Securities table that follows.
(f)	Interest only security.
(g)	Represents investment of cash collateral received from securities lending transactions.
(h)	As of December 31, 2013, the aggregate cost of investments for federal income tax purposes was $927,014,852. The aggregate unrealized appreciation and depreciation of investments were $195,541,164 and $(10,032,316), respectively, resulting in net unrealized appreciation of $185,508,848 for federal income tax purposes.
(144A)—	Securities exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. As of December 31, 2013, the market value of 144A securities was $32,540,096, which is 3.1% of net assets.
(ACES)—	Alternative Credit Enhancement Securities.
(ADR)—	An American Depositary Receipt is a certificate issued by a custodian bank representing the right to receive securities of the foreign issuer described. Trading on exchanges not located in the United States or Canada significantly influences the value of ADRs.
(CDO)—	Collateralized Debt Obligation
(CLO)—	Collateralized Loan Obligation

See accompanying notes to financial statements.

MSF-15

Metropolitan Series Fund

MFS Total Return Portfolio

Schedule of Investments as of December 31, 2013

Restricted Securities	Acquisition Date	Principal Amount	Cost	Value
Bayview Financial Revolving Asset Trust	03/01/06	$924,878	$924,878	$489,116
GG1C Funding Corp.	04/20/04	132,568	133,378	132,686
General Electric Capital Assurance Co.	09/23/03	35,000	35,175	39,798
Russian Foreign Bond - Eurobond	04/22/10	2,100,000	2,096,881	2,168,250
Spirit Master Funding, LLC	10/04/05	816,287	805,780	838,735

See accompanying notes to financial statements.

MSF-16

Metropolitan Series Fund

MFS Total Return Portfolio

Schedule of Investments as of December 31, 2013

Fair Value Hierarchy

Accounting principles generally accepted in the United States of America (“GAAP”) define fair market value as the price that the Portfolio would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. It establishes a fair value hierarchy that prioritizes inputs to valuation methods and requires disclosure of the fair value hierarchy that segregates fair value measurements into three levels. Levels 1, 2 and 3 of the fair value hierarchy are defined as follows:

Level 1 - unadjusted quoted prices in active markets for identical investments

Level 2 - other significant observable inputs (including, but not limited to, unadjusted quoted prices for similar investments in markets that are either active or inactive; inputs other than quoted prices that are observable such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks, default rates, etc.)

Level 3 - significant unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are unavailable (including the Portfolio’s own assumptions in determining the fair value of investments)

The inputs or methodologies used for valuing investments are not necessarily an indication of the risk associated with investing in them. Changes to the inputs or methodologies used may result in transfers between levels, which will be recognized as of the beginning of the reporting period. Information on transfers between Level 1 and Level 2, if any, will be disclosed following the fair value hierarchy table below. A reconciliation of Level 3 securities, if any, will also be disclosed following the fair value hierarchy table. For more information about the Portfolio’s policy regarding the valuation of investments, please refer to the Notes to Financial Statements.

The following table summarizes the fair value hierarchy of the Portfolio’s investments as of December 31, 2013:

Description	Level 1	Level 2	Level 3	Total
Common Stocks
Aerospace & Defense	$36,686,322	$—	$—	$36,686,322
Air Freight & Logistics	5,433,056	—	—	5,433,056
Airlines	1,196,822	—	—	1,196,822
Auto Components	15,720,076	—	—	15,720,076
Automobiles	5,996,435	—	—	5,996,435
Beverages	3,204,090	5,404,108	—	8,608,198
Capital Markets	30,448,323	—	—	30,448,323
Chemicals	12,741,719	—	—	12,741,719
Commercial Banks	23,971,987	4,976,219	—	28,948,206
Commercial Services & Supplies	3,635,898	—	—	3,635,898
Computers & Peripherals	12,039,072	—	—	12,039,072
Construction & Engineering	1,082,871	—	—	1,082,871
Consumer Finance	2,155,727	—	—	2,155,727
Containers & Packaging	1,570,357	—	—	1,570,357
Diversified Financial Services	29,526,884	—	—	29,526,884
Diversified Telecommunication Services	16,727,359	3,108,425	—	19,835,784
Electric Utilities	7,238,427	—	—	7,238,427
Electrical Equipment	3,855,250	—	—	3,855,250
Electronic Equipment, Instruments & Components	—	1,027,000	—	1,027,000
Energy Equipment & Services	3,296,920	—	—	3,296,920
Food & Staples Retailing	15,922,620	—	—	15,922,620
Food Products	10,266,397	9,996,076	—	20,262,473
Health Care Equipment & Supplies	15,924,515	—	—	15,924,515
Health Care Providers & Services	5,338,277	—	—	5,338,277
Hotels, Restaurants & Leisure	5,645,894	—	—	5,645,894
Household Products	6,049,740	1,233,183	—	7,282,923
Independent Power Producers & Energy Traders	961,373	—	—	961,373
Industrial Conglomerates	17,055,040	1,923,395	—	18,978,435
Insurance	37,915,139	4,681,319	—	42,596,458
Internet Software & Services	8,374,629	—	—	8,374,629
IT Services	16,462,774	—	—	16,462,774
Leisure Equipment & Products	2,071,567	—	—	2,071,567
Life Sciences Tools & Services	6,580,785	—	—	6,580,785
Machinery	10,953,300	—	—	10,953,300
Media	32,714,505	—	—	32,714,505
Metals & Mining	2,135,915	1,661,849	—	3,797,764
Multi-Utilities	3,208,647	4,380,766	—	7,589,413

See accompanying notes to financial statements.

MSF-17

Metropolitan Series Fund

MFS Total Return Portfolio

Schedule of Investments as of December 31, 2013

Fair Value Hierarchy—(Continued)

Description	Level 1	Level 2	Level 3	Total
Multiline Retail	$11,748,261	$—	$—	$11,748,261
Office Electronics	—	802,126	—	802,126
Oil, Gas & Consumable Fuels	56,974,673	3,196,878	—	60,171,551
Pharmaceuticals	47,220,888	2,768,038	—	49,988,926
Real Estate Investment Trusts	4,664,979	1,088,096	—	5,753,075
Road & Rail	2,401,157	—	—	2,401,157
Semiconductors & Semiconductor Equipment	9,045,088	—	—	9,045,088
Software	12,837,602	—	—	12,837,602
Specialty Retail	4,549,130	—	—	4,549,130
Textiles, Apparel & Luxury Goods	1,178,428	—	—	1,178,428
Tobacco	30,459,394	1,921,970	—	32,381,364
Wireless Telecommunication Services	—	3,566,936	—	3,566,936
Total Common Stocks	595,188,312	51,736,384	—	646,924,696
Total U.S. Treasury & Government Agencies*	—	247,063,228	—	247,063,228
Total Corporate Bonds & Notes*	—	109,986,264	—	109,986,264
Total Mortgage-Backed Securities*	—	21,140,223	—	21,140,223
Total Foreign Government*	—	7,312,593	—	7,312,593
Total Asset-Backed Securities*	—	4,122,098	—	4,122,098
Total Municipals	—	2,434,104	—	2,434,104
Total Convertible Preferred Stocks*	1,789,663	—	—	1,789,663
Total Preferred Stock*	—	1,779,048	—	1,779,048
Short-Term Investments
Mutual Fund	45,092,783	—	—	45,092,783
Repurchase Agreement	—	24,879,000	—	24,879,000
Total Short-Term Investments	45,092,783	24,879,000	—	69,971,783
Total Investments	$642,070,758	$470,452,942	$—	$1,112,523,700

Collateral for securities loaned (Liability)	$—	$(45,092,783)	$—	$(45,092,783)

*	See Schedule of Investments for additional detailed categorizations.

See accompanying notes to financial statements.

MSF-18

Metropolitan Series Fund

MFS Total Return Portfolio

Statement of Assets and Liabilities

December 31, 2013

Assets
Investments at value (a) (b)	$1,112,523,700
Cash	76,773
Cash denominated in foreign currencies (c)	103
Receivable for:
Investments sold	3,855,915
TBA securities sold	16,727,740
Fund shares sold	126,032
Dividends and interest	3,707,024
Prepaid expenses	2,694

Total Assets	1,137,019,981
Liabilities
Collateral for securities loaned	$45,092,783
Payables for:
TBA securities purchased	35,358,734
Fund shares redeemed	1,086,221
Accrued expenses:
Management fees	486,242
Distribution and service fees	155,570
Deferred trustees’ fees	54,606
Other expenses	116,563

Total Liabilities	82,350,719

Net Assets	$1,054,669,262

Net assets consist of:
Paid in surplus	$931,311,883
Undistributed net investment income	22,640,075
Accumulated net realized loss	(96,922,307)
Unrealized appreciation on investments and foreign currency transactions	197,639,611

Net Assets	$1,054,669,262

Net Assets
Class A	$185,485,659
Class B	252,642,360
Class E	32,474,991
Class F	584,066,252
Capital Shares Outstanding*
Class A	1,138,561
Class B	1,569,783
Class E	200,388
Class F	3,615,569
Net Asset Value, Offering Price and Redemption Price Per Share
Class A	$162.91
Class B	160.94
Class E	162.06
Class F	161.54

*	The Portfolio is authorized to issue an unlimited number of shares.
(a)	Identified cost of investments was $914,890,084.
(b)	Includes securities loaned at value of $47,392,129.
(c)	Identified cost of cash denominated in foreign currencies was $102.

Statement of Operations

Year Ended December 31, 2013

Investment Income
Dividends (a)	$15,897,007
Interest	12,615,036
Securities lending income	266,487

Total investment income	28,778,530
Expenses
Management fees	5,666,848
Administration fees	14,608
Custodian and accounting fees	224,657
Distribution and service fees—Class B	607,345
Distribution and service fees—Class E	47,356
Distribution and service fees—Class F	1,159,881
Audit and tax services	56,803
Legal	27,754
Trustees’ fees and expenses	35,358
Shareholder reporting	92,494
Insurance	5,394
Miscellaneous	13,646

Total expenses	7,952,144
Less broker commission recapture	(11,578)

Net expenses	7,940,566

Net Investment Income	20,837,964

Net Realized and Unrealized Gain
Net realized gain (loss) on:
Investments	114,907,641
Foreign currency transactions	(13,078)

Net realized gain	114,894,563

Net change in unrealized appreciation (depreciation) on:
Investments	41,867,898
Foreign currency transactions	(8,124)

Net change in unrealized appreciation	41,859,774

Net realized and unrealized gain	156,754,337

Net Increase in Net Assets From Operations	$177,592,301

(a)	Net of foreign withholding taxes of $158,087.

See accompanying notes to financial statements.

MSF-19

Metropolitan Series Fund

MFS Total Return Portfolio

Statements of Changes in Net Assets

	Year Ended December 31, 2013	Year Ended December 31, 2012
Increase (Decrease) in Net Assets:
From Operations
Net investment income	$20,837,964	$23,659,414
Net realized gain	114,894,563	38,486,228
Net change in unrealized appreciation	41,859,774	50,107,948

Increase in net assets from operations	177,592,301	112,253,590

From Distributions to Shareholders
Net investment income
Class A	(4,637,775)	(4,961,586)
Class B	(5,792,063)	(6,068,529)
Class E	(777,882)	(864,804)
Class F	(14,079,477)	(16,669,703)

Total distributions	(25,287,197)	(28,564,622)

Decrease in net assets from capital share transactions	(98,784,352)	(126,855,939)

Total increase (decrease) in net assets	53,520,752	(43,166,971)

Net Assets
Beginning of period	1,001,148,510	1,044,315,481

End of period	$1,054,669,262	$1,001,148,510

Undistributed net investment income
End of period	$22,640,075	$25,161,744

Other Information:

Capital Shares

Transactions in capital shares were as follows:

	Year Ended December 31, 2013		Year Ended December 31, 2012
	Shares	Value	Shares	Value
Class A
Sales	100,951	$15,245,357	68,164	$9,268,422
Reinvestments	31,748	4,637,775	37,030	4,961,586
Redemptions	(202,855)	(30,695,497)	(203,433)	(27,698,887)

Net decrease	(70,156)	$(10,812,365)	(98,239)	$(13,468,879)

Class B
Sales	145,544	$21,825,873	144,281	$19,386,413
Reinvestments	40,065	5,792,063	45,748	6,068,529
Redemptions	(269,311)	(40,434,856)	(252,517)	(33,908,847)

Net decrease	(83,702)	$(12,816,920)	(62,488)	$(8,453,905)

Class E
Sales	14,692	$2,222,502	9,718	$1,315,933
Reinvestments	5,347	777,882	6,481	864,804
Redemptions	(36,541)	(5,518,612)	(39,540)	(5,368,373)

Net decrease	(16,502)	$(2,518,228)	(23,341)	$(3,187,636)

Class F
Sales	222,734	$33,498,495	177,307	$23,953,681
Reinvestments	97,066	14,079,477	125,279	16,669,703
Redemptions	(800,363)	(120,214,811)	(1,055,956)	(142,368,903)

Net decrease	(480,563)	$(72,636,839)	(753,370)	$(101,745,519)

Decrease derived from capital shares transactions		$(98,784,352)		$(126,855,939)

See accompanying notes to financial statements.

MSF-20

Metropolitan Series Fund

MFS Total Return Portfolio

Financial Highlights

Selected per share data
	Class A
	Year Ended December 31,
	2013	2012	2011	2010	2009
Net Asset Value, Beginning of Period	$140.60	$129.68	$130.06	$121.69	$107.65

Income (Loss) from Investment Operations
Net investment income (a)	3.33	3.34	3.34	3.14	3.52
Net realized and unrealized gain (loss) on investments	22.92	11.49	(0.14)	8.95	15.39

Total from investment operations	26.25	14.83	3.20	12.09	18.91

Less Distributions
Distributions from net investment income	(3.94)	(3.91)	(3.58)	(3.72)	(4.87)

Total distributions	(3.94)	(3.91)	(3.58)	(3.72)	(4.87)

Net Asset Value, End of Period	$162.91	$140.60	$129.68	$130.06	$121.69

Total Return (%) (b)	18.99	11.58	2.42	10.08	18.60

Ratios/Supplemental Data
Ratio of expenses to average net assets (%)	0.59	0.60	0.59	0.58	0.60
Ratio of net investment income to average net assets (%)	2.19	2.46	2.56	2.56	3.21
Portfolio turnover rate (%)	53 (c)	20	19	31	43
Net assets, end of period (in millions)	$185.5	$169.9	$169.5	$186.7	$188.1

	Class B
	Year Ended December 31,
	2013	2012	2011	2010	2009
Net Asset Value, Beginning of Period	$138.95	$128.21	$128.66	$120.45	$106.53

Income (Loss) from Investment Operations
Net investment income (a)	2.92	2.97	2.98	2.80	3.19
Net realized and unrealized gain (loss) on investments	22.66	11.36	(0.15)	8.86	15.28

Total from investment operations	25.58	14.33	2.83	11.66	18.47

Less Distributions
Distributions from net investment income	(3.59)	(3.59)	(3.28)	(3.45)	(4.55)

Total distributions	(3.59)	(3.59)	(3.28)	(3.45)	(4.55)

Net Asset Value, End of Period	$160.94	$138.95	$128.21	$128.66	$120.45

Total Return (%) (b)	18.70	11.31	2.16	9.80	18.30

Ratios/Supplemental Data
Ratio of expenses to average net assets (%)	0.84	0.85	0.84	0.83	0.85
Ratio of net investment income to average net assets (%)	1.94	2.21	2.32	2.31	2.93
Portfolio turnover rate (%)	53 (c)	20	19	31	43
Net assets, end of period (in millions)	$252.6	$229.8	$220.0	$227.0	$207.9

Please see following page for Financial Highlights footnote legend.

See accompanying notes to financial statements.

MSF-21

Metropolitan Series Fund

MFS Total Return Portfolio

Financial Highlights

Selected per share data
	Class E
	Year Ended December 31,
	2013	2012	2011	2010	2009
Net Asset Value, Beginning of Period	$139.88	$129.04	$129.46	$121.16	$107.16

Income (Loss) from Investment Operations
Net investment income (a)	3.09	3.12	3.13	2.95	3.35
Net realized and unrealized gain (loss) on investments	22.81	11.44	(0.15)	8.91	15.33

Total from investment operations	25.90	14.56	2.98	11.86	18.68

Less Distributions
Distributions from net investment income	(3.72)	(3.72)	(3.40)	(3.56)	(4.68)

Total distributions	(3.72)	(3.72)	(3.40)	(3.56)	(4.68)

Net Asset Value, End of Period	$162.06	$139.88	$129.04	$129.46	$121.16

Total Return (%) (b)	18.82	11.42	2.25	9.92	18.42

Ratios/Supplemental Data
Ratio of expenses to average net assets (%)	0.74	0.75	0.74	0.73	0.75
Ratio of net investment income to average net assets (%)	2.04	2.31	2.41	2.41	3.07
Portfolio turnover rate (%)	53 (c)	20	19	31	43
Net assets, end of period (in millions)	$32.5	$30.3	$31.0	$36.5	$38.6

	Class F
	Year Ended December 31,
	2013	2012	2011	2010	2009
Net Asset Value, Beginning of Period	$139.43	$128.64	$129.07	$120.81	$106.86

Income (Loss) from Investment Operations
Net investment income (a)	3.00	3.04	3.05	2.88	3.28
Net realized and unrealized gain (loss) on investments	22.74	11.40	(0.14)	8.89	15.28

Total from investment operations	25.74	14.44	2.91	11.77	18.56

Less Distributions
Distributions from net investment income	(3.63)	(3.65)	(3.34)	(3.51)	(4.61)

Total distributions	(3.63)	(3.65)	(3.34)	(3.51)	(4.61)

Net Asset Value, End of Period	$161.54	$139.43	$128.64	$129.07	$120.81

Total Return (%) (b)	18.75	11.36	2.21	9.87	18.36

Ratios/Supplemental Data
Ratio of expenses to average net assets (%)	0.79	0.80	0.79	0.78	0.80
Ratio of net investment income to average net assets (%)	1.99	2.26	2.36	2.36	3.01
Portfolio turnover rate (%)	53 (c)	20	19	31	43
Net assets, end of period (in millions)	$584.1	$571.1	$623.8	$748.8	$796.2

(a)	Per share amounts based on average shares outstanding during the period.
(b)	Total return does not reflect any insurance, sales, separate account or administrative charges of variable annuity or life insurance contracts or any additional expenses that contract owners may bear under their variable contracts. If these charges were included, the returns would be lower.
(c)	Includes mortgage dollar roll and TBA transactions; excluding these transactions the portfolio turnover rate would have been 45% for 2013.

See accompanying notes to financial statements.

MSF-22

Metropolitan Series Fund

MFS Total Return Portfolio

Notes to Financial Statements—December 31, 2013

1. Organization

Metropolitan Series Fund (the “Trust”) is organized as a Delaware statutory trust and registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. The Trust is currently comprised of thirty series, each of which operates as a distinct investment vehicle of the Trust. The portfolio included in this report is MFS Total Return Portfolio (the “Portfolio”), which is diversified. Shares in the Portfolio are not offered directly to the general public and are currently available only to separate accounts established by Metropolitan Life Insurance Company (“MetLife”) and other affiliated life insurance companies.

The Portfolio has registered and offers four classes of shares: Class A, B, E, and F shares. Shares of each Class of the Portfolio represent an equal pro rata interest in the Portfolio and generally give the shareholder the same voting, dividend, liquidation, and other rights. Investment income, realized and unrealized capital gains and losses, the common expenses of the Portfolio, and certain Portfolio-level expense reductions, if any, are allocated on a pro rata basis to each Class based on the relative net assets of each Class to the net assets of the Portfolio. Each Class of shares differs in its respective distribution plan and such distribution expenses are allocated to that Class.

2. Significant Accounting Policies

The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America (“GAAP”) requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities as of the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates. In the preparation of these financial statements, management has evaluated events and transactions subsequent to December 31, 2013 through the date the financial statements were issued.

The following is a summary of significant accounting policies consistently followed by the Portfolio in the preparation of its financial statements.

Investment Valuation and Fair Value Measurements - Debt securities (other than short term obligations with a remaining maturity of sixty days or less), including corporate, convertible and municipal bonds and notes; obligations of the U.S. treasury and U.S. government agencies; sovereign issues; floating rate loans; and non-U.S. bonds, are generally valued on the basis of evaluated or composite bid quotations obtained from independent pricing services and/or brokers and dealers selected by MetLife Advisers, LLC (“MetLife Advisers” or the “Adviser”), an affiliate of MetLife, Inc., pursuant to authorization of the Board of Trustees of the Trust (the “Board” or “Trustees”). Such quotations utilize matrix pricing, which considers observable inputs including, among other things, issuer details, maturity dates, interest rates, yield curves, rates of prepayment, credit risks/spreads, default rates, reported trades, broker dealer quotes and quoted prices for similar securities. Securities that use similar valuation techniques and inputs as described above are generally categorized as Level 2 within the fair value hierarchy.

Mortgage and asset-backed securities are usually issued as separate tranches, or classes, of securities within each deal. These securities are also generally valued on the basis of evaluated or composite bid quotations obtained from independent pricing services and/or brokers and dealers selected by the Adviser pursuant to authorization of the Board. The pricing models for these securities usually consider tranche-level attributes, estimated cash flows and market-based yield spreads for each tranche and current market data, and incorporate deal collateral performance, as available. Mortgage and asset-backed securities that use similar valuation techniques and inputs as described above are generally categorized as Level 2 within the fair value hierarchy.

Short term obligations with a remaining maturity of sixty days or less are generally valued at amortized cost, which approximates fair market value, and are generally categorized as Level 2 within the fair value hierarchy.

Domestic and foreign equity securities, such as common stock, exchange-traded funds, rights, warrants, and preferred stock, that are traded on a securities exchange, are generally valued at their last sale price on the exchange or market in which they are principally traded on the valuation date, or, if no sales occurred on that day, at the last reported bid price. Equity securities traded over-the-counter are generally valued at the last reported sale price. Valuation adjustments may be applied to certain foreign equity securities that are traded solely on foreign exchanges that close before the close of the U.S. market to account for the market movement between the close of the foreign exchanges and the close of the U.S. market. The Portfolio may use a systematic fair valuation model provided by an independent third party to value securities principally traded in these foreign markets in order to adjust for possible stale pricing that may occur between the close of the foreign exchanges and the time of the Portfolio valuation. Foreign equity securities using these valuation adjustments are generally categorized as Level 2 within the fair value hierarchy. Equity securities that are actively traded, and have no valuation adjustments applied, are categorized as Level 1 within the fair value hierarchy. Other equity securities traded on inactive markets, or valued in reference to similar instruments traded on active markets, are generally categorized as Level 2 within the fair value hierarchy.

MSF-23

Metropolitan Series Fund

MFS Total Return Portfolio

Notes to Financial Statements—December 31, 2013—(Continued)

Investments in registered open-end management investment companies are valued at reported net asset value per share on the valuation date and are categorized as Level 1 within the fair value hierarchy.

Forward foreign currency exchange contracts are valued through an independent pricing service based on the mean between closing bid and ask prices of the forward currency rates in the London foreign exchange markets on a daily basis as provided by a reliable bank or dealer. These contracts are generally categorized as Level 2 within the fair value hierarchy.

Options, whether on securities, indices, futures contracts, or otherwise, traded on exchanges are valued at the last sale price available as of the close of business on the valuation date or, if there is no such price available, at the mean between the last reported bid and ask prices. These types of options are categorized as Level 1 within the fair value hierarchy. Futures contracts, which are traded on commodity exchanges, are valued at their closing prices as of the close of such exchanges and are categorized as Level 1 within the fair value hierarchy.

Options and futures contracts that are traded over-the-counter are generally valued on the basis of quotations provided by broker-dealers or prices provided by pricing service providers who use a series of techniques, including simulation pricing models, to determine the value of the contracts. The pricing models use inputs that are observed from actively quoted markets such as issuer details, indices, spreads, interest rates, yield curves, credit curves, measures of volatility and exchange rates. These contracts are generally categorized as Level 2 within the fair value hierarchy.

If no current market value quotation or other observable inputs are readily available or market value quotations are deemed to be unreliable for a security, the fair value of the security will be determined in accordance with procedures approved by and under the general supervision of the Board. In such a circumstance, the Board has delegated the determination of the fair value of a security to a Valuation Committee (“Committee”) of MetLife Advisers. The Committee provides general pricing oversight and fair value pricing determinations related to portfolio securities and meets on a regular basis to review reports relating to the valuation of the securities in the Portfolio. The Board has delegated to State Street Bank and Trust Company, the Trust’s custodian (“custodian”), the responsibility for calculating the net asset values (“NAVs”) of the Trust’s Portfolios. The Committee is responsible for overseeing the calculation of the NAVs of the Portfolios by the custodian. The Committee also periodically reviews pricing vendors, including the vendor providing fair value pricing for the Portfolio’s foreign securities, and is responsible for overseeing the correction of pricing errors and addressing other pricing issues that arise in the ordinary course of business, such as making real-time fair value determinations, as necessary.

No single standard for determining the fair value of a security can be set forth because fair value depends upon the facts and circumstances with respect to each security. Information relating to any relevant factors may be obtained by the Committee from any appropriate source, including the subadviser of the Portfolio, the custodian, a pricing service, market maker and/or broker for such security or the issuer. Appropriate methodologies for determining fair value under particular circumstances may include: matrix pricing, comparisons of securities with comparable characteristics, value based on multiples of earnings, discount from market price of similar marketable securities or a combination of these and other methods. The Committee maintains a detailed report tracking each fair-valued security that compares the fair value price to the next available trade, vendor or broker price, and provides information on how close the fair value price was to the next quoted price. The Committee reviews a summary of such report monthly. On a quarterly basis, the Board is provided with the following for consideration and ratification or adjustment: (1) a memorandum summarizing the actions taken by the Committee in the prior quarter; and (2) a list of the Portfolio’s securities as of the most recent quarter-end for which market quotations were not readily available.

Investment Transactions and Related Investment Income - Portfolio security transactions are recorded on the trade date. Dividend income is recorded on the ex-dividend date or, for certain foreign securities, when notified. Interest income, which includes amortization of premium and accretion of discount on debt securities, is recorded on the accrual basis. Realized gains and losses on investments are determined on the identified cost basis, which is the same basis used for federal income tax purposes. Foreign income and foreign capital gains on some foreign securities may be subject to foreign taxes, which are accrued as applicable. These foreign taxes have been provided for in accordance with the Portfolio’s understanding of the applicable countries’ tax rules and rates.

Foreign Currency Translation - The books and records of the Portfolio are maintained in U.S. dollars. The values of securities, currencies, and other assets and liabilities denominated in currencies other than the U.S. dollar are translated into U.S. dollars based upon foreign exchange rates prevailing at the end of the period. Purchases and sales of investment securities, income, and expenses are translated on the respective dates of such transactions. Because the values of investment securities are translated at the foreign exchange rates prevailing at the end of the period, that portion of the results of operations arising from changes in exchange rates and that portion of the results of operations reflecting fluctuations arising from changes in market prices of the investment securities are not separated. Such fluctuations are included in the net realized and unrealized gain or loss on investments.

Net realized foreign exchange gains or losses arise from activity in forward foreign currency exchange contracts, sales of foreign currency, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest, and foreign withholding taxes recorded by the Portfolio and the U.S. dollar equivalent of

MSF-24

Metropolitan Series Fund

MFS Total Return Portfolio

Notes to Financial Statements—December 31, 2013—(Continued)

the amounts actually received or paid by the Portfolio. Net unrealized foreign exchange gains and losses arise from changes in the value of assets and liabilities, other than investment securities, resulting from changes in foreign exchange rates.

Income Taxes - It is the Portfolio’s policy to comply with the requirements of the Internal Revenue Code of 1986, as amended, and regulations thereunder, applicable to regulated investment companies and to distribute, with respect to each taxable year, all of its taxable income to shareholders. Therefore, no federal income tax provision is required. The Portfolio files U.S. federal tax returns. No income tax returns are currently under examination. The Portfolio’s federal tax returns for the prior three fiscal years remain subject to examination by the Internal Revenue Service. As of December 31, 2013, the Portfolio had no uncertain tax positions that would require financial statement recognition, or de-recognition or disclosure.

Dividends and Distributions to Shareholders - The Portfolio records dividends and distributions on the ex-dividend date. Net realized gains from security transactions (if any) are generally distributed annually to shareholders. The timing and characterization of certain income and capital gains distributions are determined in accordance with federal tax regulations that may differ from GAAP. Permanent book and tax basis differences relating to shareholder distributions will result in reclassification between under/over distributed net investment income, accumulated net realized gains/losses, and paid-in surplus. Book-tax differences are primarily due to premium amortization, paydown gain/loss reclasses, foreign currency transactions, real estate investment trusts (REITs) adjustments, and broker commission recapture reclasses, and convertible preferred stock adjustments. These adjustments have no impact on net assets or the results of operations.

Securities Lending - The Portfolio may lend its portfolio securities to certain qualified brokers who borrow securities in order to complete certain securities transactions. By lending its portfolio securities, the Portfolio attempts to increase its net investment income through the receipt of income on collateral held from securities on loan. Any gain or loss in the market price of the loaned securities that might occur and any interest earned or dividends declared during the term of the loan would accrue to the account of the Portfolio.

The Trust has entered into a securities lending arrangement with the custodian. Under this arrangement, the custodian is authorized to loan portfolio securities on the Portfolio’s behalf. In exchange, the Portfolio receives either cash or securities as collateral against the loaned securities. The Portfolio receives collateral at least equal to 102% of the market value of the loaned securities (105% for foreign equity securities), at each loan’s inception. Collateral representing at least 100% of the market value of the loaned securities must be maintained for the duration of the loan. A liability for cash collateral is reflected on the Statement of Assets and Liabilities, and is categorized as Level 2 within the fair value hierarchy. Cash collateral is generally invested in the State Street Navigator Securities Lending MET Portfolio (the “Navigator Portfolio”), a series of the State Street Navigator Securities Lending Trust that is managed by an affiliate of the custodian. The Navigator Portfolio is a registered money market fund that invests in a variety of high-quality, U.S. dollar-denominated instruments. If the market value of the collateral at the close of trading on a business day is less than 100% of the market value of the loaned securities at the close of trading on that day, the borrower shall be required to deliver, by the close of business on the following business day, an additional amount of collateral, so that the total amount of posted collateral is equal to at least 100% of the market value of all the loaned securities as of such preceding day. A portion of net income (income after the deduction of expenses and fees of the Navigator Portfolio) on the collateral is rebated to the borrower of the securities and the remainder is split between the custodian and the Portfolio. On loans collateralized by U.S. Treasuries, a fee is received from the borrower and is allocated between the Portfolio and the custodian. The risks associated with lending portfolio securities include, but are not limited to, possible delays in receiving additional collateral or in the recovery of the loaned securities, possible loss of rights in the collateral should the borrower fail financially, as well as risk of loss in the value of the collateral or the value of the investments made with the collateral. The lending agent has agreed to indemnify the Portfolio in the case of default of any securities borrower. Income received by the Portfolio in securities lending transactions during the year ended December 31, 2013 is reflected as Securities lending income on the Statement of Operations. Any outstanding loans by the Portfolio at December 31, 2013 are disclosed in the footnotes to the Schedule of Investments.

Repurchase Agreements - The Portfolio may enter into repurchase agreements, under the terms of a Master Repurchase Agreement, with selected commercial banks and broker-dealers, under which the Portfolio acquires securities as collateral and agrees to resell the securities at an agreed upon time and at an agreed-upon price. The Portfolio, through the custodian or a subcustodian, receives delivery of the underlying securities collateralizing any repurchase agreements. The Portfolio requires the custodian to take possession, to have legally segregated in the Federal Reserve Book Entry System, or to have segregated within the custodian’s vault, all securities held as collateral for repurchase agreements. It is the Portfolio’s policy that the market value of the collateral be at least equal to 100% of the repurchase price in the case of a repurchase agreement of one-day duration and at least equal to 102% of the repurchase price in the case of all other repurchase agreements. In the event of default or failure by a party to perform an obligation in connection with any repurchase transaction, the Master Repurchase Agreement gives the non-defaulting party the right to set-off claims and to apply property held by it in connection with any repurchase transaction against obligations owed to it.

At December 31, 2013, the Portfolio had investments in repurchase agreements with a gross value of $24,879,000, which is included as part of investments at value on the Statement of Assets and Liabilities. The value of the related collateral exceeded the value of the repurchase agreements at December 31, 2013.

MSF-25

Metropolitan Series Fund

MFS Total Return Portfolio

Notes to Financial Statements—December 31, 2013—(Continued)

Mortgage Dollar Rolls - The Portfolio may enter into mortgage “dollar rolls” in which a Portfolio sells to-be-announced (“TBA”) mortgage-backed securities for delivery in the current month and simultaneously contracts to repurchase substantially similar (same type, coupon, and maturity) securities on a specified future date. For the duration of the transaction, or roll period, the Portfolio foregoes principal (including prepayments of principal) and interest paid on the securities sold. Dollar rolls are accounted for as purchase and sale transactions; gain or loss is recognized at the commencement of the term of the dollar roll and each time the mortgage-backed security is rolled.

Treasury and mortgage dollar roll transactions involve the risk that the market value of the securities that the Portfolio is required to repurchase or reacquire may be less than the agreed-upon repurchase price of those securities and that the investment performance of securities purchased with proceeds from these transactions does not exceed the income, capital appreciation, and gain or loss that would have been realized on the securities transferred or sold, as applicable, as part of the treasury or mortgage dollar roll.

Mortgage Related and Other Asset-Backed Securities - The Portfolio may invest in mortgage-related or other asset-backed securities. These securities may include mortgage pass-through securities, collateralized mortgage obligations (“CMOs”), commercial mortgage-backed securities, CMO residuals, stripped mortgage backed securities (“SMBS”), and other securities that directly or indirectly represent a participation in, or are secured by or payable from, mortgage loans on real property or other receivables. The value of some mortgage- or asset-backed securities may be particularly sensitive to changes in prevailing interest rates. Early repayment of principal on some mortgage-related securities may expose the Portfolio to a lower rate of return upon reinvestment of principal. The value of these securities may fluctuate in response to the market’s perception of the creditworthiness of the issuers. Additionally, although mortgages and mortgage-related securities are generally supported by some form of government or private guarantee and/or insurance, there is no assurance that private guarantors or insurers will meet their obligations.

In one type of SMBS, one class receives all of the interest from the mortgage assets (the interest-only or “IO” class), while the other class will receive all of the principal (the principal-only or “PO” class). Because principal will not be received at the maturity of an IO, adjustments are made to the book value of the security until maturity. These adjustments are netted against payments received for the IOs and the net amount is included in interest income on the Statement of Operations of the Portfolio. Payments received for POs are treated as reductions to the cost and par value of the securities. Details of mortgage related and other asset-backed securities held by the Portfolio are included in the Portfolio’s Schedule of Investments.

The Portfolio may invest a significant portion of its assets in securities of issuers that hold mortgage and asset-backed securities and direct investments in securities backed by commercial and residential mortgage loans and other financial assets. The value and related income of these securities are sensitive to changes in economic conditions, including delinquencies and/or defaults, and may be negatively impacted by increased volatility of market prices and periods of illiquidity.

TBA Purchase & Forward Sale Commitments - The Portfolio may enter into TBA commitments to purchase or sell securities for a fixed price at a future date. TBA commitments are considered securities in themselves, and involve a risk of loss if the value of the security to be purchased or sold declines or increases prior to settlement date, which is in addition to the risk of decline in the value of the Portfolio’s other assets. TBA forward sales commitments are valued at the current market value of the underlying securities, according to the procedures described under “Investment Valuation and Fair Value Measurements”.

When-Issued and Delayed-Delivery Securities - The Portfolio may purchase securities on a when-issued or delayed-delivery basis. Settlement of such transactions normally occurs within a month or more after the purchase commitment is made. The Portfolio may purchase securities under such conditions only with the intention of actually acquiring them, but may enter into a separate agreement to sell the securities before the settlement date. Since the value of securities purchased may fluctuate prior to settlement, the Portfolio may be required to pay more at settlement than the security is worth. In addition, the purchaser is not entitled to any of the interest earned prior to settlement.

Upon making a commitment to purchase a security on a when-issued or delayed-delivery basis, the Portfolio will hold liquid assets in a segregated account with the Portfolio’s custodian, or set aside liquid assets in the Portfolio’s records, worth at least the equivalent of the amount due. The liquid assets will be monitored on a daily basis and adjusted as necessary to maintain the necessary value.

Directed Brokerage Agreement - The Trust has entered into a directed brokerage arrangement with State Street Global Markets (“SSGM”). Under this arrangement, the Portfolio directs certain trades to SSGM in return for a recapture credit. SSGM issues a cash rebate to the Portfolio. Amounts paid to the Portfolio are shown separately as broker commission recapture on the Statement of Operations of the Portfolio. Additionally, these amounts have been excluded from the calculation of the net ratio of expenses to average net assets presented in the Financial Highlights for each share class.

3. Certain Risks

Market Risk: In the normal course of business, the Portfolio invests in securities and enters into transactions where risks exist due to fluctuations in the market (market risk) or failure of the other party to a transaction to perform (credit and counterparty risk). The

MSF-26

Metropolitan Series Fund

MFS Total Return Portfolio

Notes to Financial Statements—December 31, 2013—(Continued)

value of securities held by the Portfolio may decline in response to certain events, including those directly involving the companies whose securities are owned by the Portfolio; conditions affecting the general economy; overall market changes; local, regional or global political, social or economic instability; currency, interest rate, and price fluctuations.

Credit and Counterparty Risk: The Portfolio may be exposed to counterparty risk, or the risk that an entity with which the Portfolio has unsettled or open transactions may default. The potential loss could exceed the value of the financial assets and liabilities recorded in the financial statements. Financial assets that potentially expose the Portfolio to credit and counterparty risk consist principally of cash due from counterparties and investments. The Portfolio manages counterparty risk by entering into agreements only with counterparties that it believes have the financial resources to honor their obligations and by monitoring the financial stability of those counterparties. The Portfolio’s investment adviser attempts to mitigate counterparty risk by (i) periodically assessing the creditworthiness of its trading partners, (ii) monitoring and/or limiting the amount of its net exposure to each individual counterparty based on its assessment, and (iii) requiring collateral from the counterparty for certain transactions. In order to preserve certain safeguards for non-standard settlement trades, the Portfolio restricts its exposure to credit and counterparty losses by entering into master netting agreements with counterparties (approved brokers) with whom it undertakes a significant volume of transactions. Master Agreements govern the terms of certain transactions, and reduce the counterparty risk associated with relevant transactions by specifying credit protection mechanisms and providing standardization that improves legal certainty. Master Agreements can also help limit counterparty risk by specifying collateral posting arrangements at pre-arranged exposure levels.

Repurchase and reverse repurchase agreements are primarily executed under Global Master Repurchase Agreements (“GMRAs”) or Master Repurchase Agreements (“MRAs”), which provide the rights to set-off. Each repurchase and reverse repurchase agreement is initially collateralized at the transaction level. In the event of default, the total market value exposure will be offset against collateral exchanged to date, which would result in a net receivable/(payable) that would be due from/to the counterparty.

Master Securities Forward Transaction Agreements (“Master Forward Agreements”) govern the considerations and factors surrounding the settlement of certain forward settling transactions, such as To-Be-Announced securities, delayed-delivery or secured borrowings transactions by and between the Portfolio and select counterparties. The Master Forward Agreements maintain provisions for, among other things, initiation and confirmation, payment and transfer, events of default, termination, and maintenance of collateral.

Additional risks associated with each type of investment are described above within the respective security type notes. The Portfolio’s prospectus includes a discussion of the principal risks of investing in the Portfolio.

4. Investment Transactions

Aggregate cost of purchases and proceeds of sales of investment securities, including mortgage dollar roll and TBA transactions but excluding short-term securities, for the year ended December 31, 2013 were as follows:

Purchases		Sales
U.S. Government	Non U.S. Government	U.S. Government	Non U.S. Government
$255,933,934	$287,587,275	$243,844,227	$401,391,366

The Portfolio engaged in security transactions with other accounts managed by Massachusetts Financial Services Co. that amounted to $14,534 in purchases and $22,523 in sales of investments, which are included above.

Purchases and sales of mortgage dollar rolls and TBA transactions for the year ended December 31, 2013 were as follows:

Purchases	Sales
$96,093,038	$91,368,829

5. Investment Management Fees and Other Transactions with Affiliates

Investment Management Agreement - MetLife Advisers is the investment adviser to the Portfolio. The Trust has entered into an investment management agreement with MetLife Advisers with respect to the Portfolio. For providing investment management services to the Portfolio, MetLife Advisers receives monthly compensation at the annual rates:

Management Fees earned by MetLife Advisers for the year ended December 31, 2013	% per annum	Average daily net assets
$5,666,848	0.600%	Of the first $250 million
	0.550%	Of the next $500 million
	0.500%	On amounts in excess of $750 million

MSF-27

Metropolitan Series Fund

MFS Total Return Portfolio

Notes to Financial Statements—December 31, 2013—(Continued)

Certain officers and trustees of the Trust may also be officers of MetLife Advisers; however, such officers and trustees receive no compensation from the Trust.

MetLife Advisers has entered into an investment subadvisory agreement with respect to the Portfolio. Massachusetts Financial Services Co. is compensated by MetLife Advisers to provide subadvisory services for the Portfolio.

Transfer Agency Agreement - MetLife serves as the transfer agent for the Trust. MetLife receives no fees for its services to the Trust under the transfer agency agreement.

Distribution and Service Fees - The Trust has a distribution agreement with MetLife Investors Distribution Company (“MIDC” or the “Distributor”) in which MIDC serves as the distributor for the Portfolio’s Class A, B, E, and F Shares. MIDC is a wholly-owned subsidiary of MetLife Investors Group, Inc., an affiliate of the Adviser. The Trust has also adopted a Distribution and Service Plan under Rule 12b-1 of the 1940 Act for the Portfolio’s Class B, E, and F Shares. Under the Distribution and Service Plan, the Class B, E, and F Shares of the Portfolio pay a fee to compensate the Insurance Companies (or their affiliates) and other broker-dealers and financial intermediaries involved in the offer and sale of Portfolio shares for promoting or selling and servicing the Class B, E, and F Shares. The fees under the Distribution and Service Plan for each class of the Portfolio’s shares are calculated as a percentage of the Portfolio’s average daily net assets that are attributable to that Class. Currently, the fee is 0.25% per year for Class B Shares, 0.15% per year for Class E Shares, and 0.20% per year for Class F Shares. Amounts incurred by the Portfolio for the year ended December 31, 2013 are shown as Distribution and service fees in the Statement of Operations.

Deferred Trustee Compensation - Each Trustee who is not currently an employee of the Adviser or any of its affiliates receives compensation from the Trust for his or her service to the Trust. A deferred compensation plan (the “Plan”) is available to the Trustees on a voluntary basis. Deferred amounts remain in the Trust until distributed in accordance with the provisions of the Plan. The value of a participating Trustee’s deferral account is based on theoretical investments of deferred amounts, on the normal payment dates in certain portfolios of the Trust or Met Investors Series Trust, an affiliate of the Trust, as designated by the participating Trustee. Changes in the value of participants’ deferral accounts are reflected as Trustees’ fees and expenses in the Statement of Operations. The portion of the accrued obligations allocated to the Portfolio under the Plan is reflected as Deferred trustees’ fees in the Statement of Assets and Liabilities.

6. Contractual Obligations

Under the Trust’s organizational documents, its officers and Trustees may be indemnified against certain liabilities and expenses arising out of the performance of their duties to the Trust. Additionally, the Trust has a variety of indemnification obligations under contracts with its service providers. The Trust’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Trust that have not yet occurred.

7. Income Tax Information

The tax character of distributions paid for the periods ended December 31, 2013 and 2012 was as follows:

Ordinary Income		Long-Term Capital Gain		Total
2013	2012	2013	2012	2013	2012
$25,287,197	$28,564,622	$—	$—	$25,287,197	$28,564,622

As of December 31, 2013, the components of distributable earnings (accumulated losses) on a federal income tax basis were as follows:

Undistributed Ordinary Income	Undistributed Long-Term Capital Gain	Net Unrealized Appreciation	Loss Carryforwards	Other Accumulated Capital Losses	Total
$22,698,975	$—	$185,514,843	$(84,801,832)	$—	$123,411,986

The Portfolio utilizes the provisions of the federal income tax laws that provide for the carryforward of capital losses for prior years, offsetting such losses against any future realized capital gains. Under the Regulated Investment Company Modernization Act of 2010 (the “Act”), net capital losses recognized after December 22, 2010 may be carried forward indefinitely, and their character is retained as short-term and/or long-term losses. Previously, net capital losses were carried forward for up to eight years and treated as shortterm losses. As a transition rule, the Act requires that post-enactment net capital losses be used before pre-enactment net capital losses.

During the year ended December 31, 2013, the Portfolio utilized capital loss carry forwards of $103,019,018.

As of December 31, 2013, the Portfolio had no post-enactment accumulated capital losses and the pre-enactment accumulated capital loss carryforwards and expiration dates were as follows:

Expiring 12/31/2017	Total
$84,801,832	$84,801,832

MSF-28

Metropolitan Series Fund

MFS Total Return Portfolio

Report of Independent Registered Public Accounting Firm

To the Shareholders of MFS Total Return Portfolio and the Board of Trustees of Metropolitan Series Fund:

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of MFS Total Return Portfolio, one of the portfolios constituting Metropolitan Series Fund (the “Trust”) as of December 31, 2013, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2013, by correspondence with the custodian and brokers; where replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of MFS Total Return Portfolio of Metropolitan Series Fund as of December 31, 2013, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

Deloitte & Touche LLP

Boston, Massachusetts

February 27, 2014

MSF-29

Metropolitan Series Fund

Trustees and Officers of Metropolitan Series Fund

The Trustees and executive officers of the Trust, their ages and their principal occupations during the past five years are set forth below. Unless otherwise indicated, the business address of each is One Financial Center, Boston, MA 02111. Each Trustee who is deemed an “interested person,” as such term is defined in the 1940 Act, is indicated by an asterisk. Those Trustees who are not “interested persons” as defined in the 1940 Act are referred to as “Independent Trustees.” Additional information about the Trustees is available in the Statement of Additional Information, which is available without charge, upon request, by calling (800) 848-3854.

Trustees of the Trust

Name and Age	Position(s) Held with Registrant	Term of Office and Length of Time Served	Principal Occupation(s) During the Past 5 Years(1)	Number of Portfolios in Fund Complex(2) overseen	Other Directorships Held by Trustee During the Past 5 Years(1)
Interested Trustee
Elizabeth M. Forget* (47)	Trustee, Chairman of the Board, President and Chief Executive Officer	Indefinite; From May 2006 (President and Chief Executive Officer)/ August 2006 (Trustee and Chairman of the Board) to present	Senior Vice President, MetLife Inc.; President, MetLife Advisers, LLC and a predecessor company.	79	Trustee, Met Investors Series Trust (the “MIST Trust”);** various MetLife-affiliated boards.

Independent Trustees
Stephen M. Alderman (54)	Trustee	Indefinite; From April 2012 to present	Shareholder in the law firm of Garfield & Merel, Ltd.	79	Trustee, MIST Trust;** Director, International Truck Leasing Corp.

Robert J. Boulware (57)	Trustee	Indefinite; From April 2012 to present	Managing Director, Pilgrim Funds, LLC (private equity fund).	79	Trustee, MIST Trust;** Trustee, Vertical Capital Income Fund (closed-end fund); Director, Gainsco, Inc. (auto insurance).

Susan C. Gause (61)	Trustee	Indefinite; From April 2012 to present	Private Investor.	79	Trustee, MIST Trust;** Trustee, HSBC Funds.

Nancy Hawthorne (62)	Trustee	Indefinite; From May 2003 to present	Chief Executive Officer, Clerestory LLC (corporate advisor).	79	MIST Trust;** Director, THL Credit, Inc.**; Director, Avid Technology, Inc.**

Barbara A. Nugent (57)	Trustee	Indefinite; From January 2014 to present	President, True North Board Governance, LLC (consulting); until 2014, partner in the law firm of Stradley Ronon Stevens & Young, LLP.	79	Trustee, MIST Trust**; Director, Episcopal Healthcare Foundation; until 2014, member, Mutual Fund Directors Forum Advisory Board.

Keith M. Schappert (62)	Trustee	Indefinite; From August 2009 to present	Principal, Schappert Consulting LLC (asset management consulting).	79	Trustee, MIST Trust;** Director, The Commonfund for Nonprofit Organizations; until 2011, Director, Trilogy Global Advisors; Director, Mirae Asset Discovery Funds,** Director, Calamos Investments.

Linda B. Strumpf (66)	Trustee	Indefinite; From May 2000 to present	Chair of the Investment Committee, Leona M. and Harry B. Helmsley Charitable Trust; until 2011, Chief Investment Officer, Leona M. and Harry B. Helmsley Charitable Trust.	79	Since 2012, Trustee, MIST Trust,** Trustee and Member of Investment Committee, The Pennsylvania State University.

Dawn M. Vroegop (47)	Trustee	Indefinite; From May 2009 to present	Private Investor.	79	Trustee, MIST Trust,** Trustee, Driehaus Mutual Funds; Director and Investment Committee Chair, City College of San Francisco Foundation.

MSF-30

Metropolitan Series Fund

Trustees and Officers of Metropolitan Series Fund—(Continued)

Executive Officers of the Trust

Name and Age	Position(s) Held with Registrant	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years(1)
Elizabeth M. Forget (47)	President, Chief Executive Officer, Trustee and Chairman of the Board	From May 2006 (President and Chief Executive Officer)/ August 2006 (Trustee and Chairman of the Board) to present	See principal occupation information in the table above.

Jeffrey L. Bernier (42)	Vice President	From February 2008 to present	Vice President, MetLife, Inc.; Senior Vice President, MetLife Advisers, LLC and a predecessor company.

Peter H. Duffy (58)	Chief Financial Officer and Treasurer	From November 2000 to present	Senior Vice President, MetLife Advisers, LLC; Vice President, MetLife, Inc.

Andrew L. Gangolf (59)	Secretary	From May 2011 to present	Senior Vice President, MetLife Advisers, LLC; Senior Vice President & Assistant General Counsel, AllianceBerstein Investments, Inc.

Jeffrey P. Halperin (46)	Chief Compliance Officer	From November 2005 to present	Vice President, MetLife, Inc.; Chief Compliance Officer, MIST; Chief Compliance Officer, MSF Trust; Chief Compliance Officer, MetLife Advisers, LLC and a predecessor company; Chief Compliance Officer, MetLife Investment Management, LLC (formerly MetLife Investment Advisors Company, LLC).

Alan C. Leland, Jr. (61)	Vice President	From February 2005 to present	Treasurer and Chief Financial Officer, MetLife Advisers, LLC; Vice President, MetLife Group Inc.; Vice President, MetLife, Inc.

*	Ms. Forget is an “interested person” of the Trust because of her positions with MetLife Advisers, LLC and her ownership of securities issued by MetLife, Inc., the ultimate parent company of MetLife Advisers, LLC.
**	Indicates a directorship with a registered investment company or a company subject to the reporting requirements of the Securities Exchange Act of 1934, as amended.
(1)	Previous positions during the past five years with the Trust, MetLife, Inc. or the Adviser are omitted if not materially different.
(2)	The Fund Complex includes 49 Portfolios of the MIST Trust and 30 Portfolios of the Trust.

MSF-31

Metropolitan Series Fund

MFS Total Return Portfolio

Board of Trustees’ Consideration of Advisory and Sub-Advisory Agreements

At an in-person meeting of the Boards of Trustees (the “Board”) of Met Investors Series Trust and Metropolitan Series Fund (“MIST” and “MSF,” respectively, and collectively, the “Trusts”) held on November 19-20, 2013, the Board, including a majority of the Trustees who are not considered to be “interested persons” of the Trusts (the “Independent Trustees”) under the Investment Company Act of 1940, as amended (the “1940 Act”), approved for an annual period the continuation of each Trust’s advisory agreement (the “Advisory Agreement”) with MetLife Advisers, LLC (the “Adviser”) and the applicable sub-advisory agreements (each a “Sub-Advisory Agreement,” and collectively with the Advisory Agreement, the “Agreements”) between the Adviser and the investment sub-advisers (each a “Sub-Adviser,” and collectively, the “Sub-Advisers”) for each of the series of the Trusts, including the MFS Total Return Portfolio (each a “Portfolio,” and collectively, the “Portfolios”).1

In considering the Agreements, the Board reviewed a variety of materials provided by the Adviser and the Sub-Advisers relating to the Portfolios, including comparative performance, fee and expense information for an appropriate peer group of similar mutual funds, performance information for relevant benchmark indices and other information regarding the nature, extent and quality of services provided by the Adviser and the Sub-Advisers under their respective Agreements. The Board also took into account its experience with the Adviser and the Sub-Advisers and information provided to the Board in its meetings throughout the year with respect to the services provided by the Adviser and the Sub-Advisers, including quarterly performance reports prepared by management containing reviews of investment results, and periodic presentations from certain of the Sub-Advisers with respect to the Portfolios they manage. The Independent Trustees also assessed reports provided by the Board’s independent consultant, who reviewed and provided analyses regarding investment performance, fees and expenses, and other information provided by, or at the direction of, the Adviser and the Sub-Advisers, as more fully discussed below.

The Independent Trustees were separately advised by independent legal counsel throughout the process, and met with independent legal counsel in periodic executive sessions. Prior to voting to continue the Agreements at the November meeting, the Independent Trustees also received a memorandum from their independent counsel discussing the legal standards for their consideration of the proposed continuation of the Agreements. The Board also met in person with personnel of the Adviser on September 17, 2013 for the specific purpose of giving preliminary consideration to the proposed continuation of the Agreements and to request additional information they considered reasonably necessary to their deliberations. The Independent Trustees also discussed the proposed continuation of the Agreements in private sessions with their independent legal counsel at which no representatives of management were present.

In considering whether to approve the renewal of the Advisory Agreement with the Adviser and any applicable Sub-Advisory Agreements with respect to a Portfolio, the Board reviewed and analyzed the factors it deemed relevant, including: (1) the nature, extent and quality of the services to be provided to the Portfolios by the Adviser and the Sub-Advisers; (2) the performance of the Portfolios as compared to a peer group and an appropriate index; (3) the Adviser’s and each of the Sub-Adviser’s personnel and operations; (4) the financial condition of the Adviser and of the Sub-Advisers; (5) the level and method of computing each Portfolio’s advisory and sub-advisory fees; (6) the profitability of the Adviser under the Advisory Agreement and of certain of the Sub-Advisers under the Sub-Advisory Agreements; (7) any “fall-out” benefits to the Adviser, the Sub-Advisers and their affiliates (i.e., ancillary benefits realized by the Adviser, the Sub-Advisers or their affiliates from the Adviser’s or Sub-Advisers’ relationship with the Trusts); (8) the anticipated effect of growth in size on Portfolio expenses; (9) fees paid to certain of the Sub-Advisers by comparable institutional and retail accounts; and (10) possible conflicts of interest.

Nature, extent and quality of services. The Board evaluated the nature, extent and quality of the services that the Adviser, and the Sub-Advisers as relevant, have provided to the Portfolios. The Board considered the Adviser’s services as investment manager to the Portfolios, including services relating to the selection and oversight of the Sub-Advisers for the applicable Portfolios. The Board considered, among other things, the Adviser’s oversight of the provision of services to the Portfolios by the Sub-Advisers, including with respect to investment activities and trading practices, and the Sub-Adviser’s compliance with fund policies, objectives and Board directives, compliance policies and procedures and applicable law. The Adviser’s services in coordinating and overseeing the activities of the Trusts’ other service providers were also considered. The Board also evaluated the expertise and performance of the personnel of the Adviser who performed services for the Portfolios throughout the year.

The Board considered information received from the Trust’s Chief Compliance Officer (“CCO”) regarding the Portfolios’ compliance policies and procedures established pursuant to Rule 38a-l under the 1940 Act. The Board also evaluated the CCO’s ongoing reports concerning the CCO’s oversight of the risk assessment processes of the Sub-Advisers.

1 The Pyramis Managed Risk Portfolio recently commenced operations and, therefore, the Agreement with respect to this Portfolio was not up for renewal.

MSF-32

Metropolitan Series Fund

MFS Total Return Portfolio

Board of Trustees’ Consideration of Advisory and Sub-Advisory Agreements—(Continued)

With respect to the services provided by each of the Sub-Advisers, the Board considered, among other things, information provided to the Board by each Sub-Adviser. The Board considered the Sub-Adviser’s current level of staffing and its overall resources, as well as its compensation program. The Board reviewed each Sub-Adviser’s history and investment experience, as well as information regarding the qualifications, background and responsibilities of the Sub-Adviser’s investment and compliance personnel who provide services to the Portfolios. The Board also considered, among other things, the Sub-Adviser’s compliance program and any disciplinary history. The Board also took into account the Sub-Adviser’s risk assessment and monitoring process. The Board noted each Sub-Adviser’s regulatory history, including whether it was currently involved in any regulatory actions or investigations as well as material litigation, and any settlements and amelioratory actions undertaken, as appropriate. The Board also noted that the CCO and his staff conduct regular, periodic compliance reviews with each of the Sub-Advisers and present reports to the Independent Trustees regarding the same, which includes evaluating the regulatory compliance systems of the Sub-Advisers and procedures reasonably designed by them to help assure compliance with the federal securities laws, including issues related to late trading and market timing, best execution, fair value pricing, and proxy voting procedures, among others. The Board also took into account the financial condition of each Sub-Adviser. In its review, the Board also received and took into account information regarding any services and/or payments provided to the Adviser by the Sub-Advisers in connection with marketing activities.

The Board considered each Sub-Adviser’s investment process and philosophy. The Board took into account that each Sub-Adviser’s responsibilities include the development and maintenance of an investment program for the applicable Portfolio which is consistent with the Portfolio’s investment objectives, the selection of investment securities and the placement of orders for the purchase and sale of such securities, as well as the implementation of compliance controls related to performance of these services. The Board also reviewed each Sub-Adviser’s brokerage policies and practices.

Performance. The Board considered the performance of the Portfolios as described in the quarterly reports prepared by management, and as also analyzed in reports prepared by the Independent Trustees’ independent consultant. The Board noted that the Adviser reviews with the Board on a quarterly basis detailed information about the Portfolios’ performance results, portfolio composition and investment strategies. The Board also reviewed and considered a separate report prepared by Lipper Inc. (“Lipper”), an independent third party, which provided a statistical analysis comparing the Portfolios’ investment performance, expenses, and fees to comparable funds underlying variable insurance products (the “Performance Universe”). In addition, the Independent Trustees met separately with a representative of Bobroff Consulting, Inc., an independent consultant (“Bobroff), at a special board meeting in September 2013, to review the separate reports prepared by such consultant (“Bobroff Report”), which analyzed the report prepared by Lipper. The Board also considered each Portfolio’s more recent performance subsequent to the performance period covered by the Lipper reports, and management’s discussion of the same, including the effect of current market conditions on each Portfolio’s more recent performance.

The Board reviewed the Portfolios’ performance records and the Adviser’s and Sub-Advisers’ management styles and long-term performance records with the Portfolios and comparable funds. The Board focused particular attention on Portfolios with less favorable performance records. The Board was mindful of the Adviser’s focus on each Sub-Adviser’s performance and noted that the Adviser has been active in monitoring and responding to any performance issues with respect to the Portfolios. The Board also took into account its discussions with management regarding factors that contributed to the performance of the Portfolios.

Among other data relating specifically to the MFS Total Return Portfolio’s performance, the Board considered that the Portfolio outperformed the median of its Performance Universe and its Lipper Index for the one-, three- and five-year periods ended June 30, 2013. The Board further considered that the Portfolio outperformed its blended benchmark, S&P 500 Index (60%) and Barclays Capital U.S. Aggregate Bond Index (40%), for the one-year period ended October 31, 2013 and underperformed its blended benchmark for the three- and five-year periods ended October 31, 2013.

Fees and Expenses. The Board gave consideration to the advisory fees payable under the Advisory Agreement and the sub-advisory fees payable under each of the Sub-Advisory Agreements. In this regard, the Board reviewed the advisory fees payable on a Portfolio-by-Portfolio basis based on information provided by the Adviser. The Independent Trustees, with the assistance of Bobroff, also examined the fees paid by a Portfolio in light of fees paid to other investment managers by comparable funds, as well as considered the fees charged by the Adviser to manage other comparable funds, as applicable. The Lipper report included comparisons of the Adviser’s fee schedule with that of its peers based on an asset-based analysis of relative fee structures according to the size of the Portfolio. In addition, the Board considered the Portfolios’ advisory and sub-advisory fees and total expenses as compared to similarly situated investment companies underlying variable insurance products deemed to be comparable to the Portfolios as determined by Lipper. The Board considered a Portfolio’s ranking within a smaller group of peer funds chosen by Lipper (the “Expense Group”), as well as the Portfolio’s ranking within broader groups of funds (the “Expense Universe” and the “Sub-advised Expense Universe”). The Board

MSF-33

Metropolitan Series Fund

MFS Total Return Portfolio

Board of Trustees’ Consideration of Advisory and Sub-Advisory Agreements—(Continued)

also considered a Portfolio’s contractual sub-advisory fees, as applicable, as compared to the Sub-advised Expense Universe as well as a smaller group of funds (the “Sub-advised Expense Group”). In comparing a Portfolio’s actual and contractual management fee to that of comparable funds, the Board noted that such fee includes both advisory and administrative fees.

The Board noted that the sub-advisory fees for the Portfolios are paid by the Adviser, not the Portfolios, out of the advisory fee. It was further noted that the Adviser negotiates such fees at arm’s length. The Board also considered that the Adviser had entered into expense limitation agreements with certain of the Portfolios, pursuant to which the Adviser has agreed to waive a portion of its advisory fee and/or reimburse certain expenses as a means of limiting a Portfolio’s total annual operating expenses. The Board further considered the amount of sub-advisory fees paid out by the Adviser and the amount of the management fees that it retained in light of the services performed by Sub-Advisers and Adviser, respectively.

With respect to the MFS Total Return Portfolio, the Board considered that the Portfolio’s actual management fees were below the Expense Group median and Expense Universe median, and above the median of the Sub-advised Expense Universe. The Board noted that the Portfolio’s total expenses (exclusive of 12b-l fees) were below the Expense Group median, the Expense Universe median and the Sub-advised Expense Universe median. The Board further noted that the Portfolio’s contractual management fees were below the asset-weighted average of the Expense Group at the Portfolio’s current size. The Board also took into account that the Portfolio’s contractual sub-advisory fees were above the average of the Sub-advised Expense Group and the Sub-advised Expense Universe at the Portfolio’s current size.

Profitability. The Board examined the profitability of the Adviser on a Portfolio-by-Portfolio basis. The Board also considered that the Distributor, MetLife Investors Distribution Company, receives Rule 12b-1 payments to support the distribution of the products. The Board considered the profitability to the Sub-Advisers and their affiliates as a result of their relationships with the Portfolios, and the Board considered the ability of the Adviser to negotiate the Sub-Advisory Agreements and the fees thereunder at arm’s length. The Board also reviewed Portfolio specific data with regard to the profitability of the Portfolios to each Sub-Adviser, as available.

Economies of scale. The Board also considered the effect of the Portfolios’ growth in size on their fees. The Board noted that the fee schedules for most of the Portfolios contain breakpoints that reduce the fee rate above specified asset levels. The Board noted those Portfolios that did not contain breakpoints in the advisory fee and took into account management’s discussion of the same. The Board noted that those Portfolios with advisory fee schedules containing breakpoints generally reflect the inclusion of breakpoints in the sub-advisory fee schedule for such Portfolios. The Board considered the effective fees under the Advisory Agreement for a Portfolio as a percentage of assets at different asset levels and possible economies of scale that may be realized if the assets of the Portfolio grow. Among other data, the Board examined the effect of a Portfolio’s growth in size on various fee schedules and reviewed the Lipper and Bobroff Reports, which compared fees among peers. The Board also generally noted that if a Portfolio’s assets increase over time, the Portfolio may realize other economies of scale if assets increase proportionally more than certain other fixed expenses. In addition, the Board noted that the Adviser had taken a number of steps to date intended to share the benefits of economies of scale with contractholders.

With respect to the MFS Total Return Portfolio, the Board noted that the Portfolio’s advisory fee and sub-advisory fee each contains breakpoints that reduce the advisory fee rate on assets above certain specified asset levels. The Board considered the fact that the Portfolio’s fee levels decline as portfolio assets increase.

Other factors. As part of its evaluation of the Adviser’s compensation, the Board considered other benefits that may be realized by the Adviser and its affiliates from their relationship with the Trusts. Among them, the Board recognized that an affiliate of the Adviser, MetLife Investors Distribution Company, serves as the Distributor for the Trusts, and, as such, receives payments pursuant to Rule 12b-1 from the Portfolios to compensate it for providing shareholder services and selling activities, which could lead to growth in the Trusts’ assets and corresponding benefits from such growth, including economies of scale. The Board also considered that affiliates of the Adviser may benefit from certain indirect tax benefits relating to dividend received deductions and foreign tax credits. In conjunction with these considerations, the Board noted the costs of providing investment management and other services to the Portfolios and the ongoing commitment of the Adviser to the Portfolios.

The Board considered other benefits that may be realized by each Sub-Adviser and its affiliates from their relationship with the Trusts, including the opportunity to provide advisory services to additional portfolios of the Trusts and reputational benefits. In conjunction with these considerations, the Board noted the costs of providing investment advisory services to the Portfolios and the ongoing commitment of the Sub-Advisers to the Portfolios.

MSF-34

Metropolitan Series Fund

MFS Total Return Portfolio

Board of Trustees’ Consideration of Advisory and Sub-Advisory Agreements—(Continued)

The Board considered possible conflicts of interest in the form of material benefits or detriments to the Trusts resulting from the nature of the Trusts’ and the Adviser’s or the Sub-Advisers’ affiliations and the services that are provided to the Trusts, and the manner in which such conflicts were mitigated.

Conclusions. After full consideration of the factors discussed above, the Board, including a majority of the Independent Trustees, approved the Advisory Agreement and the Sub-Advisory Agreement, as applicable, with respect to each Portfolio, unless otherwise noted. In making its approvals, the Board concluded that the nature, extent and quality of services provided by the Adviser and each Sub-Adviser supported the renewal of the Agreements. The Board also concluded that the investment performance of each Fund was such that each Agreement should continue. In addition, the Board concluded that fees paid by a Portfolio to the Adviser and, if applicable, the Sub-Adviser appeared to be acceptable in light of nature, extent and quality of the services provided by the Adviser and Sub-Adviser. Further, the Board concluded that the Adviser’s profitability in providing services under the Advisory Agreements did not appear unreasonably high in light of the nature, extent and quality of the services provided by the Adviser. Finally, the Board concluded that the Advisory and Sub-Advisory fees in some measure share economies of scale with contractholders. In approving the renewal of each of the Agreements, the Board, including the Independent Trustees, did not identify any single factor as controlling, and generally attributed different weights to various factors for the various Portfolios. The Board evaluated all information available to them on a Portfolio-by-Portfolio basis, and their decisions were made separately with respect to each Portfolio.

MSF-35

Metropolitan Series Fund

MFS Value Portfolio

Managed By Massachusetts Financial Services Company

Portfolio Manager Commentary*

PERFORMANCE

For the one year period ended December 31, 2013, the Class A, B, and E shares of the MFS Value Portfolio returned 35.73%, 35.38%, and 35.63%, respectively. The Portfolio’s benchmark, the Russell 1000 Value Index1, returned 32.53%. Since its inception on April 26, 2013, the Class D shares returned 19.02% while the benchmark returned 17.14% over the same period.

MARKET ENVIRONMENT / CONDITIONS

At the beginning of the period, year-end fiscal cliff negotiations between the Republicans in the U.S. Congress and President Obama were a particular source of market attention, where uncertainty surrounding the fiscal negotiations continued right up to the end-of-year deadline. A last minute political agreement averted the worst-case scenario and markets gravitated towards risk assets again, though the implementation of the U.S. budget sequester, combined with concerns surrounding the Italian election results, was a source of uncertainty which lingered throughout the first half of the period.

The more dominant features of the first few months of 2013 included a marked improvement in market sentiment as global macroeconomic indicators improved, monetary easing by the Bank of Japan accelerated and fears of fiscal austerity in the U.S. waned. In the middle of the period, concerns that the U.S. Federal Reserve (the “Fed”) would begin tapering its quantitative easing (“QE”) program caused sovereign bond yields to spike, credit spreads to widen, and equity valuations to fall. Equities subsequently outperformed fixed income in response to the improved economic fundamentals.

Toward the end of the period, the Fed’s decision to postpone QE tapering surprised markets. Favorable market reactions were tempered, however, by tense negotiations over U.S. fiscal policy which resulted in a 16-day partial shutdown of the federal government and a short-term extension in the debt ceiling. The volatility was short-lived, however, as an extension of budget and debt ceiling deadlines allowed the government to re-open, and subsequent economic data reflected moderate but resilient U.S. growth. Also well-received was the decision by the European Central Bank to cut its policy rate as inflation pressures waned in the region. In addition, equity investors appeared to have concluded that there would be no major change in U.S. monetary policy as a result of the nomination of Janet Yellen as the new Fed Chair for the term beginning in early 2014.

PORTFOLIO REVIEW / PERIOD END POSITIONING

Stock selection in the Financials sector contributed to performance relative to the Russell 1000 Value Index. An overweight position in insurance company Prudential Financial boosted relative results as the stock outpaced the benchmark over the reporting period. Stock selection and an overweight position in the Industrials sector also benefited relative returns. Within this sector, overweight positions in defense contractor Lockheed Martin, diversified technology company 3M, and global security company Northrop Grumman bolstered relative results. Holdings of building and airplane controls manufacturer Honeywell International also helped. An underweight allocation to the Utilities sector aided relative performance. There were no individual securities within this sector that were among the Portfolio’s top relative contributors. Elsewhere, the Portfolio’s underweight positions in oil and gas company Exxon Mobil, and its overweight positions in cardiovascular medical device maker St. Jude Medical and life sciences supply company Thermo Fisher Scientific, and holdings of media company Viacom and voice and data communications services company Vodafone Group, benefited relative performance.

Stock selection in the Information Technology sector detracted from relative performance. Within this sector, holdings of International Business Machines (“IBM”) and enterprise software products maker Oracle detracted from relative returns. Not owning strong-performing computer and personal electronics maker Apple and online information portal Yahoo! also held back relative results. Stock selection in the Consumer Staples sector dampened relative returns. Here, an overweight position in tobacco company Philip Morris International, and holdings of alcoholic drink producer Diageo (U.K.), global food company Nestle (Switzerland) and international food producer Danone (France), weighed on relative performance. Elsewhere, an overweight position in retailing company Target detracted from relative results as the stock turned in weak performance for the reporting period. The Portfolio’s cash and/or cash equivalent position during the period was also a detractor from relative performance. Under normal market conditions, the Portfolio strives to be fully invested and generally holds cash to buy new holdings and provide liquidity. In a period when equity markets rose, as measured by the Portfolio’s benchmark, holding cash hurt performance versus the benchmark, which has no cash position.

MSF-1

Metropolitan Series Fund

MFS Value Portfolio

Managed By Massachusetts Financial Services Company

Portfolio Manager Commentary*—(Continued)

Over the trailing 12 months ending December 31, 2013, the Portfolio increased its positions in Financials, Health Care, and Industrials while reducing its exposure to Energy, Information Technology, and Materials. Additionally, the Portfolio was overweight to Consumer Staples, Industrials, and Consumer Discretionary while being underweight to Energy, Financials, and Utilities.

Steven R. Gorham

Nevin P. Chitkara

Portfolio Managers

Massachusetts Financial Services Company

* This commentary may include statements that constitute “forward-looking statements” under the U.S. securities laws. Forward-looking statements include, among other things, projections, estimates, and information about possible or future results related to the Portfolio, market or regulatory developments. The views expressed above are not guarantees of future performance or economic results and involve certain risks, uncertainties and assumptions that could cause actual outcomes and results to differ materially from the views expressed herein. The views expressed above are subject to change at any time based upon economic, market, or other conditions and the subadvisory firm undertakes no obligation to update the views expressed herein. Any discussions of specific securities should not be considered a recommendation to buy or sell those securities. The views expressed above (including any forward-looking statement) may not be relied upon as investment advice or as an indication of the Portfolio’s trading intent. Information about the Portfolio’s holdings, asset allocation or country diversification is historical and is not an indication of future Portfolio composition, which may vary. Direct investment in any index is not possible. The performance of any index mentioned in this commentary has not been adjusted for ongoing management, distribution and operating expenses, and sales charges applicable to mutual fund investments. In addition, the returns do not reflect additional fees charged by separate accounts or variable insurance contracts that an investor in the Portfolio may pay. If these additional fees were reflected, performance would have been lower.

MSF-2

Metropolitan Series Fund

MFS Value Portfolio

A $10,000 INVESTMENT COMPARED TO THE RUSSELL 1000 VALUE INDEX

AVERAGE ANNUAL RETURNS (%) (FOR THE YEAR ENDED DECEMBER 31, 2013)

	1 Year	5 Year	10 Year	Since Inception[2]
MFS Value Portfolio
Class A	35.73	16.54	8.87	—
Class B	35.38	16.27	—	7.33
Class D	—	—	—	19.02
Class E	35.63	16.40	—	7.46
Russell 1000 Value Index	32.53	16.67	7.58	—

1 The Russell 1000 Value Index is an unmanaged measure of the largest capitalized U.S. domiciled companies with a less than average growth orientation. Companies in this Index generally have a low price-to-book and price-to-earnings ratio, higher dividend yields and lower forecasted growth values.

2 Inception dates of the Class A, Class B, Class D and Class E shares are 7/20/98, 4/28/08, 4/26/13, and 4/28/08, respectively. The since inception return shown for Class D is not computed on an annualized basis.

Portfolio performance is calculated including reinvestment of all income and capital gain distributions. Performance numbers are net of all Portfolio expenses but do not include any insurance, sales, separate account or administrative charges of variable annuity or life insurance contracts or any additional expenses that participants may bear relating to the operations of their plans. If these charges were included, the returns would be lower. The performance of any index referenced above has not been adjusted for ongoing management, distribution and operating expenses, and sales charges applicable to mutual fund investments. Direct investment in any index is not possible. The performance of Class A shares, as set forth in the line graph above, will differ from that of other classes because of the difference in expenses paid by policyholders investing in the different share classes.

This information represents past performance and is not indicative of future results. Investment return and principal value may fluctuate so that shares, upon redemption, may be worth more or less than the original cost.

PORTFOLIO COMPOSITION AS OF DECEMBER 31, 2013

Top Holdings

% of Net Assets
JPMorgan Chase & Co.	4.0
Philip Morris International, Inc.	3.7
Johnson & Johnson	3.4
Lockheed Martin Corp.	3.1
Pfizer, Inc.	3.1
Wells Fargo & Co.	3.0
Exxon Mobil Corp.	2.4
United Technologies Corp.	2.1
Goldman Sachs Group, Inc. (The)	2.1
Accenture plc - Class A	2.1

Top Sectors

% of Market Value of Total Long-Term Investments
Financials	23.5
Industrials	17.4
Consumer Staples	14.4
Health Care	14.2
Consumer Discretionary	10.8
Information Technology	7.4
Energy	6.3
Telecommunication Services	3.4
Materials	1.9
Utilities	0.7

MSF-3

Metropolitan Series Fund

MFS Value Portfolio

Understanding Your Portfolio’s Expenses

Shareholder Expense Example

As a shareholder of the Portfolio, you incur ongoing costs, including management fees; distribution and service (12b-1) fees; and other Portfolio expenses. This example is intended to help you understand your ongoing costs (in dollars) (referred to as “expenses”) of investing in the Portfolio and compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period, July 1, 2013 through December 31, 2013.

Actual Expenses

The first line for each share class of the Portfolio in the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested in the particular share class of the Portfolio, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line for each share class of the Portfolio in the table below provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any fees or charges of your variable insurance product or any additional expenses that participants in certain eligible qualified plans may bear relating to the operations of their plan. Therefore, the second line for each share class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these other costs were included, your costs would have been higher.

MFS Value Portfolio		Annualized Expense Ratio	Beginning Account Value July 1, 2013	Ending Account Value December 31, 2013	Expenses Paid During Period** July 1, 2013 to December 31, 2013
Class A(a)	Actual	0.56%	$1,000.00	$1,166.20	$3.06
	Hypothetical*	0.56%	$1,000.00	$1,022.38	$2.85

Class B(a)	Actual	0.82%	$1,000.00	$1,164.70	$4.47
	Hypothetical*	0.82%	$1,000.00	$1,021.07	$4.18

Class D(a)	Actual	0.68%	$1,000.00	$1,165.10	$3.71
	Hypothetical*	0.68%	$1,000.00	$1,021.78	$3.47

Class E(a)	Actual	0.71%	$1,000.00	$1,165.60	$3.88
	Hypothetical*	0.71%	$1,000.00	$1,021.63	$3.62

* Hypothetical assumes a rate of return of 5% per year before expenses.

** Expenses paid are equal to the Portfolio’s annualized expense ratio for the most recent six month period, as shown above, multiplied by the average account value over the period, multiplied by the number of days (184 days) in the most recent fiscal half-year, divided by 365 (to reflect the one-half year period).

(a) The annualized expense ratio shown reflects the impact of the management fee waiver as described in Note 6 of the Notes to Financial Statements.

MSF-4

Metropolitan Series Fund

MFS Value Portfolio

Schedule of Investments as of December 31, 2013

Common Stocks—99.6% of Net Assets

Security Description	Shares	Value

Aerospace & Defense—7.9%
Honeywell International, Inc.	817,321	$74,678,620
Lockheed Martin Corp.	820,190	121,929,445
Northrop Grumman Corp.	333,239	38,192,522
United Technologies Corp.	708,814	80,663,033

		315,463,620

Air Freight & Logistics—1.7%
United Parcel Service, Inc. - Class B	635,840	66,814,067

Auto Components—1.7%
Delphi Automotive plc	411,540	24,745,900
Johnson Controls, Inc.	858,001	44,015,451

		68,761,351

Automobiles—0.2%
General Motors Co. (a)	225,920	9,233,350

Beverages—2.4%
Coca-Cola Enterprises, Inc.	328,990	14,518,329
Diageo plc	1,905,256	62,932,955
Dr. Pepper Snapple Group, Inc.	369,170	17,985,962

		95,437,246

Capital Markets—6.5%
Bank of New York Mellon Corp. (The)	1,686,001	58,908,875
BlackRock, Inc.	118,658	37,551,697
Franklin Resources, Inc.	649,227	37,479,875
Goldman Sachs Group, Inc. (The)	471,973	83,661,934
State Street Corp.	528,954	38,819,934

		256,422,315

Chemicals—1.6%
Air Products & Chemicals, Inc.	86,882	9,711,670
PPG Industries, Inc.	275,433	52,238,623
Valspar Corp. (The) (b)	51,410	3,665,019

		65,615,312

Commercial Banks—4.3%
PNC Financial Services Group, Inc. (The)	406,018	31,498,877
U.S. Bancorp	507,110	20,487,244
Wells Fargo & Co.	2,609,798	118,484,829

		170,470,950

Commercial Services & Supplies—1.1%
Tyco International, Ltd.	1,074,614	44,102,159

Computers & Peripherals—0.2%
Hewlett-Packard Co.	294,321	8,235,102

Containers & Packaging—0.3%
Crown Holdings, Inc. (a)	258,830	11,536,053

Diversified Financial Services—5.3%
JPMorgan Chase & Co.	2,743,861	160,460,991
McGraw Hill Financial, Inc.	210,690	16,475,958

Diversified Financial Services—(Continued)
Moody’s Corp. (b)	207,930	16,316,267
NASDAQ OMX Group, Inc. (The)	410,545	16,339,691

		209,592,907

Diversified Telecommunication Services—2.2%
AT&T, Inc.	1,120,901	39,410,879
Verizon Communications, Inc.	941,310	46,255,973

		85,666,852

Electric Utilities—0.6%
Duke Energy Corp.	187,700	12,953,177
PPL Corp.	323,807	9,743,353

		22,696,530

Electrical Equipment—0.9%
Eaton Corp. plc	482,042	36,693,037

Food & Staples Retailing—1.8%
CVS Caremark Corp.	989,224	70,798,762

Food Products—4.2%
Danone S.A.	447,240	32,264,205
General Mills, Inc. (b)	1,089,426	54,373,252
Kellogg Co. (b)	191,617	11,702,050
Nestle S.A.	949,239	69,681,685

		168,021,192

Health Care Equipment & Supplies—3.6%
Abbott Laboratories	1,166,246	44,702,209
Covidien plc	329,560	22,443,036
Medtronic, Inc.	783,270	44,951,865
St. Jude Medical, Inc. (b)	524,712	32,505,909

		144,603,019

Health Care Providers & Services—1.2%
Express Scripts Holding Co. (a)	488,670	34,324,181
Quest Diagnostics, Inc. (b)	258,260	13,827,240

		48,151,421

Hotels, Restaurants & Leisure—1.0%
McDonald’s Corp.	392,493	38,083,596

Household Products—0.5%
Procter & Gamble Co. (The)	252,152	20,527,694

Industrial Conglometes—3.4%
3M Co.	590,209	82,776,812
Danaher Corp.	654,832	50,553,031

		133,329,843

Insurance—7.3%
ACE, Ltd.	425,913	44,094,773
Aon plc	448,289	37,606,964
Chubb Corp. (The)	528,634	51,081,903
Prudential Financial, Inc.	832,222	76,747,513

See accompanying notes to financial statements.

MSF-5

Metropolitan Series Fund

MFS Value Portfolio

Schedule of Investments as of December 31, 2013

Common Stocks—(Continued)

Security Description	Shares	Value

Insurance—(Continued)
Travelers Cos., Inc. (The)	889,605	$80,544,837

		290,075,990

IT Services—5.1%
Accenture plc - Class A	1,010,499	83,083,228
Fidelity National Information Services, Inc.	211,780	11,368,350
Fiserv, Inc. (a)	384,000	22,675,200
International Business Machines Corp.	400,274	75,079,394
Western Union Co. (The) (b)	673,166	11,612,114

		203,818,286

Leisure Equipment & Products—0.5%
Hasbro, Inc. (b)	355,941	19,580,314

Life Sciences Tools & Services—1.4%
Thermo Fisher Scientific, Inc. (b)	483,178	53,801,870

Machinery—1.6%
Illinois Tool Works, Inc. (b)	210,194	17,673,112
Pentair, Ltd.	241,798	18,780,451
Stanley Black & Decker, Inc.	354,031	28,566,761

		65,020,324

Media—4.5%
Comcast Corp. - Special Class A	804,270	40,116,988
Omnicom Group, Inc.	655,377	48,740,387
Viacom, Inc. - Class B	392,040	34,240,774
Walt Disney Co. (The)	728,620	55,666,568

		178,764,717

Multi-Utilities—0.1%
Public Service Enterprise Group, Inc.	190,081	6,090,195

Multiline Retail—1.7%
Kohl’s Corp. (b)	186,280	10,571,390
Target Corp.	928,930	58,773,401

		69,344,791

Oil, Gas & Consumable Fuels—6.2%
Apache Corp.	224,119	19,260,787
Chevron Corp.	516,529	64,519,637
EOG Resources, Inc.	82,781	13,893,963
Exxon Mobil Corp.	936,673	94,791,308
Occidental Petroleum Corp.	579,812	55,140,121

		247,605,816

Pharmaceuticals—7.9%
Johnson & Johnson	1,454,501	133,217,747
Merck & Co., Inc.	733,047	36,689,002
Pfizer, Inc.	3,959,991	121,294,524
Roche Holding AG	83,234	23,331,902
Zoetis, Inc.	35,140	1,148,727

		315,681,902

Real Estate Management & Development—0.1%
Canary Wharf Group plc (c)	767,618	$3,967,141

Road & Rail—0.6%
Canadian National Railway Co.	437,680	24,956,514

Semiconductors & Semiconductor Equipment—0.7%
Intel Corp.	1,003,867	26,060,387

Software—1.4%
Oracle Corp.	1,429,796	54,703,995

Specialty Retail—1.1%
Advance Auto Parts, Inc.	235,502	26,065,362
Staples, Inc. (b)	1,029,580	16,360,026

		42,425,388

Tobacco—5.5%
Altria Group, Inc.	485,436	18,635,888
Imperial Tobacco Group plc	197,268	7,655,794
Lorillard, Inc. (b)	894,690	45,342,889
Philip Morris International, Inc.	1,664,987	145,070,318

		216,704,889

Wireless Telecommunication Services—1.3%
Vodafone Group plc	12,817,951	50,388,340

Total Common Stocks (Cost $2,730,170,838)		3,959,247,237

Convertible Preferred Stock—0.1%

Aerospace & Defense—0.1%
United Technologies Corp. (b) (Cost $3,212,071)	61,790	4,045,391

Short-Term Investments—2.3%

Mutual Fund—2.1%
State Street Navigator Securities Lending MET Portfolio (d)	82,185,144	82,185,144

Commercial Paper—0.2%
HSBC Americas, Inc. 0.051%, 01/02/14 (e)	7,053,000	7,052,990

Total Short-Term Investments (Cost $89,238,134)		89,238,134

Total Investments—102.0% (Cost $2,822,621,043) (f)		4,052,530,762
Other assets and liabilities (net)—(2.0)%		(79,653,930)

Net Assets—100.0%		$3,972,876,832

*	Principal amount stated in U.S. dollars unless otherwise noted.
(a)	Non-income producing security.

See accompanying notes to financial statements.

MSF-6

Metropolitan Series Fund

MFS Value Portfolio

Schedule of Investments as of December 31, 2013

(b)	All or a portion of the security was held on loan. As of December 31, 2013, the market value of securities loaned was $97,259,950 and the collateral received consisted of cash in the amount of $82,185,144 and non-cash collateral with a value of $17,593,507. The cash collateral is invested in a money market fund managed by an affiliate of the custodian. The non-cash collateral received consists primarily of government securities and bank letters of credit, and is held for the benefit of the Portfolio at the Portfolio’s custodian. The Portfolio cannot repledge or resell this collateral. As such, this collateral is excluded from the Statement of Assets and Liabilities.
(c)	Security was valued in good faith under procedures approved by the Board of Trustees. As of December 31, 2013, these securities represent 0.1% of net assets.
(d)	Represents investment of cash collateral received from securities lending transactions.
(e)	The rate shown represents the discount rate at the time of purchase by the Portfolio.
(f)	As of December 31, 2013, the aggregate cost of investments for federal income tax purposes was $2,834,613,305. The aggregate unrealized appreciation and depreciation of investments were $1,219,028,444 and $(1,110,987), respectively, resulting in net unrealized appreciation of $1,217,917,457 for federal income tax purposes.

See accompanying notes to financial statements.

MSF-7

Metropolitan Series Fund

MFS Value Portfolio

Schedule of Investments as of December 31, 2013

Fair Value Hierarchy

Accounting principles generally accepted in the United States of America (“GAAP”) define fair market value as the price that the Portfolio would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. It establishes a fair value hierarchy that prioritizes inputs to valuation methods and requires disclosure of the fair value hierarchy that segregates fair value measurements into three levels. Levels 1, 2 and 3 of the fair value hierarchy are defined as follows:

Level 1- unadjusted quoted prices in active markets for identical investments

Level 2 - other significant observable inputs (including, but not limited to, unadjusted quoted prices for similar investments in markets that are either active or inactive; inputs other than quoted prices that are observable such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks, default rates, etc.)

Level 3 - significant unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are unavailable (including the Portfolio’s own assumptions in determining the fair value of investments)

The inputs or methodologies used for valuing investments are not necessarily an indication of the risk associated with investing in them. Changes to the inputs or methodologies used may result in transfers between levels, which will be recognized as of the beginning of the reporting period. Information on transfers between Level 1 and Level 2, if any, will be disclosed following the fair value hierarchy table below. A reconciliation of Level 3 securities, if any, will also be disclosed following the fair value hierarchy table. For more information about the Portfolio’s policy regarding the valuation of investments, please refer to the Notes to Financial Statements.

The following table summarizes the fair value hierarchy of the Portfolio’s investments as of December 31, 2013:

Description	Level 1	Level 2	Level 3	Total
Common Stocks
Aerospace & Defense	$315,463,620	$—	$—	$315,463,620
Air Freight & Logistics	66,814,067	—	—	66,814,067
Auto Components	68,761,351	—	—	68,761,351
Automobiles	9,233,350	—	—	9,233,350
Beverages	32,504,291	62,932,955	—	95,437,246
Capital Markets	256,422,315	—	—	256,422,315
Chemicals	65,615,312	—	—	65,615,312
Commercial Banks	170,470,950	—	—	170,470,950
Commercial Services & Supplies	44,102,159	—	—	44,102,159
Computers & Peripherals	8,235,102	—	—	8,235,102
Containers & Packaging	11,536,053	—	—	11,536,053
Diversified Financial Services	209,592,907	—	—	209,592,907
Diversified Telecommunication Services	85,666,852	—	—	85,666,852
Electric Utilities	22,696,530	—	—	22,696,530
Electrical Equipment	36,693,037	—	—	36,693,037
Food & Staples Retailing	70,798,762	—	—	70,798,762
Food Products	66,075,302	101,945,890	—	168,021,192
Health Care Equipment & Supplies	144,603,019	—	—	144,603,019
Health Care Providers & Services	48,151,421	—	—	48,151,421
Hotels, Restaurants & Leisure	38,083,596	—	—	38,083,596
Household Products	20,527,694	—	—	20,527,694
Industrial Conglomerates	133,329,843	—	—	133,329,843
Insurance	290,075,990	—	—	290,075,990
IT Services	203,818,286	—	—	203,818,286
Leisure Equipment & Products	19,580,314	—	—	19,580,314
Life Sciences Tools & Services	53,801,870	—	—	53,801,870
Machinery	65,020,324	—	—	65,020,324
Media	178,764,717	—	—	178,764,717
Multi-Utilities	6,090,195	—	—	6,090,195
Multiline Retail	69,344,791	—	—	69,344,791
Oil, Gas & Consumable Fuels	247,605,816	—	—	247,605,816
Pharmaceuticals	292,350,000	23,331,902	—	315,681,902
Real Estate Management & Development	—	—	3,967,141	3,967,141
Road & Rail	24,956,514	—	—	24,956,514
Semiconductors & Semiconductor Equipment	26,060,387	—	—	26,060,387
Software	54,703,995	—	—	54,703,995
Specialty Retail	42,425,388	—	—	42,425,388

See accompanying notes to financial statements.

MSF-8

Metropolitan Series Fund

MFS Value Portfolio

Schedule of Investments as of December 31, 2013

Fair Value Hierarchy—(Continued)

Description	Level 1	Level 2	Level 3	Total
Tobacco	$209,049,095	$7,655,794	$—	$216,704,889
Wireless Telecommunication Services	—	50,388,340	—	50,388,340
Total Common Stocks	3,709,025,215	246,254,881	3,967,141	3,959,247,237
Total Convertible Preferred Stock*	4,045,391	—	—	4,045,391
Short-Term Investments
Mutual Fund	82,185,144	—	—	82,185,144
Commercial Paper	—	7,052,990	—	7,052,990
Total Short-Term Investments	82,185,144	7,052,990	—	89,238,134
Total Investments	$3,795,255,750	$253,307,871	$3,967,141	$4,052,530,762

Collateral for securities loaned (Liability)	$—	$(82,185,144)	$—	$(82,185,144)

*	See Schedule of Investments for additional detailed categorizations.

Following is a reconciliation of Level 3 assets for which significant unobservable inputs were used to determine fair value:

Investments in Securities	Balance as of December 31, 2012	Realized Gain/ (Loss)	Change in Unrealized Appreciation/ (Depreciation)	Purchases (a)	Sales	Balance as of December 31, 2013	Change in Unrealized Appreciation/ (Depreciation) from Investments Still Held at December 31, 2013
Common Stocks
Real Estate Management & Development	$—	$—	$293,965	$3,673,176	$—	$3,967,141	$293,965

Total	$—	$—	$293,965	$3,673,176	$—	$3,967,141	$293,965

(a)	Security was acquired as a result of the merger with the Met Investors Series Trust Met/Franklin Mutual Shares Portfolio. Purchase amount shown above reflects the value of the security on the date of the merger.

See accompanying notes to financial statements.

MSF-9

Metropolitan Series Fund

MFS Value Portfolio

Statement of Assets and Liabilities

December 31, 2013

Assets
Investments at value (a) (b)	$4,052,530,762
Cash	159,509
Cash denominated in foreign currencies (c)	478,470
Receivable for:
Fund shares sold	549,326
Dividends	6,562,160
Prepaid expenses	6,456

Total Assets	4,060,286,683
Liabilities
Collateral for securities loaned	82,185,144
Payables for:
Fund shares redeemed	2,895,111
Accrued expenses:
Management fees	1,816,463
Distribution and service fees	177,442
Deferred trustees’ fees	129,340
Other expenses	206,351

Total Liabilities	87,409,851

Net Assets	$3,972,876,832

Net assets consist of:
Paid in surplus	$2,505,206,190
Undistributed net investment income	64,684,656
Accumulated net realized gain	173,035,990
Unrealized appreciation on investments and foreign currency transactions	1,229,949,996

Net Assets	$3,972,876,832

Net Assets
Class A	$3,074,829,244
Class B	795,939,716
Class D	18,561,882
Class E	83,545,990
Capital Shares Outstanding*
Class A	173,198,202
Class B	45,190,976
Class D	1,048,029
Class E	4,728,442
Net Asset Value, Offering Price and Redemption Price Per Share
Class A	$17.75
Class B	17.61
Class D	17.71
Class E	17.67

*	The Portfolio is authorized to issue an unlimited number of shares.
(a)	Identified cost of investments was $2,822,621,043.
(b)	Includes securities loaned at value of $97,259,950.
(c)	Identified cost of cash denominated in foreign currencies was $473,249.

Statement of Operations

Year Ended December 31, 2013

Investment Income
Dividends (a)	$86,103,790
Interest	8,863
Securities lending income	603,521

Total investment income	86,716,174
Expenses
Management fees	24,204,741
Administration fees	49,601
Custodian and accounting fees	334,885
Distribution and service fees—Class B	1,465,288
Distribution and service fees—Class D	12,721
Distribution and service fees—Class E	115,635
Audit and tax services	58,512
Legal	28,017
Trustees’ fees and expenses	41,377
Shareholder reporting	158,971
Insurance	19,523
Miscellaneous	27,104

Total expenses	26,516,375
Less management fee waiver	(4,905,859)
Less broker commission recapture	(106,425)

Net expenses	21,504,091

Net Investment Income	65,212,083

Net Realized and Unrealized Gain
Net realized gain (loss) on:
Investments	305,534,645
Futures contracts	(589,192)
Foreign currency transactions	31,430

Net realized gain	304,976,883

Net change in unrealized appreciation (depreciation) on:
Investments	659,811,702
Foreign currency transactions	(25,526)

Net change in unrealized appreciation	659,786,176

Net realized and unrealized gain	964,763,059

Net Increase in Net Assets From Operations	$1,029,975,142

(a)	Net of foreign withholding taxes of $428,028.

See accompanying notes to financial statements.

MSF-10

Metropolitan Series Fund

MFS Value Portfolio

Statements of Changes in Net Assets

	Year Ended December 31, 2013	Year Ended December 31, 2012
Increase (Decrease) in Net Assets:
From Operations
Net investment income	$65,212,083	$56,625,039
Net realized gain	304,976,883	100,116,064
Net change in unrealized appreciation	659,786,176	238,472,056

Increase in net assets from operations	1,029,975,142	395,213,159

From Distributions to Shareholders
Net investment income
Class A	(50,660,050)	(43,662,721)
Class B	(4,757,769)	(4,135,325)
Class E	(1,080,244)	(1,093,494)
Net realized capital gains
Class A	(86,020,084)	(31,090,576)
Class B	(9,119,057)	(3,348,515)
Class E	(1,987,649)	(837,277)

Total distributions	(153,624,853)	(84,167,908)

Increase (decrease) in net assets from capital share transactions	426,412,881	(57,951,669)

Total increase in net assets	1,302,763,170	253,093,582

Net Assets
Beginning of period	2,670,113,662	2,417,020,080

End of period	$3,972,876,832	$2,670,113,662

Undistributed Net Investment Income
End of period	$64,684,656	$56,198,397

Other Information:

Capital Shares

Transactions in capital shares were as follows:

	Year Ended December 31, 2013		Year Ended December 31, 2012
	Shares	Value	Shares	Value
Class A
Sales	19,058,481	$292,535,588	8,475,621	$111,288,078
Shares issued through acquisition	5,422,146	80,789,979	0	0
Reinvestments	9,393,823	136,680,134	5,741,421	74,753,297
Redemptions	(31,870,650)	(502,615,244)	(18,050,623)	(239,700,284)

Net increase (decrease)	2,003,800	$7,390,457	(3,833,581)	$(53,658,909)

Class B
Sales	22,275,056	$336,307,116	2,218,211	$28,902,919
Shares issued through acquisition	29,307,292	434,040,998	0	0
Reinvestments	959,670	13,876,826	577,903	7,483,840
Redemptions	(25,604,636)	(386,159,224)	(2,462,386)	(32,395,908)

Net increase	26,937,382	$398,065,716	333,728	$3,990,851

Class D (a)
Sales	21,906	$355,383	0	$0
Shares issued through acquisition	6,526,741	97,117,903	0	0
Redemptions	(5,500,618)	(82,134,513)	0	0

Net increase	1,048,029	$15,338,773	0	$0

Class E
Sales	18,020,419	$267,724,346	283,045	$3,685,717
Shares issued through acquisition	1,498,859	22,243,068	0	0
Reinvestments	211,725	3,067,893	148,864	1,930,771
Redemptions	(19,151,436)	(287,417,372)	(1,055,811)	(13,900,099)

Net increase (decrease)	579,567	$5,617,935	(623,902)	$(8,283,611)

Increase (decrease) derived from capital shares transactions		$426,412,881		$(57,951,669)

(a)	Commencement of operations was April 26, 2013.

See accompanying notes to financial statements.

MSF-11

Metropolitan Series Fund

MFS Value Portfolio

Financial Highlights

Selected per share data
	Class A
	Year Ended December 31,
	2013	2012	2011	2010	2009
Net Asset Value, Beginning of Period	$13.80	$12.23	$12.31	$11.20	$9.27

Income (Loss) from Investment Operations
Net investment income (a)	0.30	0.29	0.25	0.21	0.21
Net realized and unrealized gain (loss) on investments	4.46	1.72	(0.13)	1.06	1.72

Total from investment operations	4.76	2.01	0.12	1.27	1.93

Less Distributions
Distributions from net investment income	(0.30)	(0.26)	(0.20)	(0.16)	0.00
Distributions from net realized capital gains	(0.51)	(0.18)	0.00	0.00	0.00

Total distributions	(0.81)	(0.44)	(0.20)	(0.16)	0.00

Net Asset Value, End of Period	$17.75	$13.80	$12.23	$12.31	$11.20

Total Return (%) (b)	35.73	16.65	0.85	11.42	20.82

Ratios/Supplemental Data
Gross ratio of expenses to average net assets (%)	0.72	0.73	0.73	0.73	0.74
Net ratio of expenses to average net assets (%) (c)	0.58	0.60	0.61	0.63	0.66
Ratio of net investment income to average net assets (%)	1.92	2.21	2.03	1.82	2.17
Portfolio turnover rate (%)	17	16	16	28	26
Net assets, end of period (in millions)	$3,074.8	$2,363.0	$2,141.2	$2,097.7	$1,876.3

	Class B
	Year Ended December 31,
	2013	2012	2011	2010	2009
Net Asset Value, Beginning of Period	$13.70	$12.15	$12.23	$11.13	$9.24

Income (Loss) from Investment Operations
Net investment income (a)	0.27	0.26	0.22	0.18	0.18
Net realized and unrealized gain (loss) on investments	4.41	1.70	(0.13)	1.06	1.71

Total from investment operations	4.68	1.96	0.09	1.24	1.89

Less Distributions
Distributions from net investment income	(0.26)	(0.23)	(0.17)	(0.14)	0.00
Distributions from net realized capital gains	(0.51)	(0.18)	0.00	0.00	0.00

Total distributions	(0.77)	(0.41)	(0.17)	(0.14)	0.00

Net Asset Value, End of Period	$17.61	$13.70	$12.15	$12.23	$11.13

Total Return (%) (b)	35.38	16.32	0.64	11.18	20.59

Ratios/Supplemental Data
Gross ratio of expenses to average net assets (%)	0.97	0.98	0.98	0.98	0.99
Net ratio of expenses to average net assets (%) (c)	0.83	0.85	0.86	0.88	0.91
Ratio of net investment income to average net assets (%)	1.68	1.96	1.79	1.58	1.92
Portfolio turnover rate (%)	17	16	16	28	26
Net assets, end of period (in millions)	$795.9	$250.2	$217.7	$197.8	$145.6

Please see following page for Financial Highlights footnote legend.

See accompanying notes to financial statements.

MSF-12

Metropolitan Series Fund

MFS Value Portfolio

Financial Highlights

Selected per share data
	Class D
	Period Ended December 31, 2013(d)
Net Asset Value, Beginning of Period	$14.88

Income (Loss) from Investment Operations
Net investment income (a)	0.20
Net realized and unrealized gain on investments	2.63

Total from investment operations	2.83

Net Asset Value, End of Period	$17.71

Total Return (%) (b)	19.02	(e)

Ratios/Supplemental Data
Gross ratio of expenses to average net assets (%)	0.82	(f)
Net ratio of expenses to average net assets (%) (c)	0.68	(f)
Ratio of net investment income to average net assets (%)	1.80	(f)
Portfolio turnover rate (%)	17
Net assets, end of period (in millions)	$18.6

	Class E
	Year Ended December 31,
	2013	2012	2011	2010	2009
Net Asset Value, Beginning of Period	$13.73	$12.18	$12.25	$11.15	$9.24

Income (Loss) from Investment Operations
Net investment income (a)	0.28	0.27	0.23	0.19	0.19
Net realized and unrealized gain (loss) on investments	4.45	1.70	(0.12)	1.06	1.72

Total from investment operations	4.73	1.97	0.11	1.25	1.91

Less Distributions
Distributions from net investment income	(0.28)	(0.24)	(0.18)	(0.15)	0.00
Distributions from net realized capital gains	(0.51)	(0.18)	0.00	0.00	0.00

Total distributions	(0.79)	(0.42)	(0.18)	(0.15)	0.00

Net Asset Value, End of Period	$17.67	$13.73	$12.18	$12.25	$11.15

Total Return (%) (b)	35.63	16.39	0.81	11.25	20.67

Ratios/Supplemental Data
Gross ratio of expenses to average net assets (%)	0.87	0.88	0.88	0.88	0.89
Net ratio of expenses to average net assets (%) (c)	0.73	0.75	0.76	0.78	0.81
Ratio of net investment income to average net assets (%)	1.81	2.05	1.85	1.67	2.03
Portfolio turnover rate (%)	17	16	16	28	26
Net assets, end of period (in millions)	$83.5	$57.0	$58.1	$69.9	$72.5

(a)	Per share amounts based on average shares outstanding during the period.
(b)	Total return does not reflect any insurance, sales, separate account or administrative charges of variable annuity or life insurance contracts or any additional expenses that contract owners may bear under their variable contracts. If these charges were included, the returns would be lower.
(c)	Net ratio of expenses to average net assets includes the effect of the management fee waivers as detailed in Note 6 of the Notes to Financial Statements.
(d)	Commencement of operations was April 26, 2013.
(e)	Periods less than one year are not computed on an annualized basis.
(f)	Computed on an annualized basis.

See accompanying notes to financial statements.

MSF-13

Metropolitan Series Fund

MFS Value Portfolio

Notes to Financial Statements—December 31, 2013

1. Organization

Metropolitan Series Fund (the “Trust”) is organized as a Delaware statutory trust and registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. The Trust is currently comprised of thirty series, each of which operates as a distinct investment vehicle of the Trust. The portfolio included in this report is MFS Value Portfolio (the “Portfolio”), which is diversified. Shares in the Portfolio are not offered directly to the general public and are currently available only to separate accounts established by Metropolitan Life Insurance Company (“MetLife”) and other affiliated life insurance companies.

The Portfolio has registered and offers four classes of shares: Class A, B, D, and E shares. Shares of each Class of the Portfolio represent an equal pro rata interest in the Portfolio and generally give the shareholder the same voting, dividend, liquidation, and other rights. Investment income, realized and unrealized capital gains and losses, the common expenses of the Portfolio, and certain Portfolio-level expense reductions, if any, are allocated on a pro rata basis to each Class based on the relative net assets of each Class to the net assets of the Portfolio. Each Class of shares differs in its respective distribution plan and such distribution expenses are allocated to that Class.

2. Significant Accounting Policies

The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America (“GAAP”) requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities as of the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates. In the preparation of these financial statements, management has evaluated events and transactions subsequent to December 31, 2013 through the date the financial statements were issued.

The following is a summary of significant accounting policies consistently followed by the Portfolio in the preparation of its financial statements.

Investment Valuation and Fair Value Measurements - Debt securities (other than short term obligations with a remaining maturity of sixty days or less), including corporate, convertible and municipal bonds and notes; obligations of the U.S. treasury and U.S. government agencies; sovereign issues; floating rate loans; and non-U.S. bonds, are generally valued on the basis of evaluated or composite bid quotations obtained from independent pricing services and/or brokers and dealers selected by MetLife Advisers, LLC (“MetLife Advisers” or the “Adviser”), an affiliate of MetLife, Inc., pursuant to authorization of the Board of Trustees of the Trust (the “Board” or “Trustees”). Such quotations utilize matrix pricing, which considers observable inputs including, among other things, issuer details, maturity dates, interest rates, yield curves, rates of prepayment, credit risks/spreads, default rates, reported trades, broker dealer quotes and quoted prices for similar securities. Securities that use similar valuation techniques and inputs as described above are generally categorized as Level 2 within the fair value hierarchy.

Mortgage and asset-backed securities are usually issued as separate tranches, or classes, of securities within each deal. These securities are also generally valued on the basis of evaluated or composite bid quotations obtained from independent pricing services and/or brokers and dealers selected by the Adviser pursuant to authorization of the Board. The pricing models for these securities usually consider tranche-level attributes, estimated cash flows and market-based yield spreads for each tranche and current market data, and incorporate deal collateral performance, as available. Mortgage and asset-backed securities that use similar valuation techniques and inputs as described above are generally categorized as Level 2 within the fair value hierarchy.

Short term obligations with a remaining maturity of sixty days or less are generally valued at amortized cost, which approximates fair market value, and are generally categorized as Level 2 within the fair value hierarchy.

Domestic and foreign equity securities, such as common stock, exchange-traded funds, rights, warrants, and preferred stock, that are traded on a securities exchange, are generally valued at their last sale price on the exchange or market in which they are principally traded on the valuation date, or, if no sales occurred on that day, at the last reported bid price. Equity securities traded over-the-counter are generally valued at the last reported sale price. Valuation adjustments may be applied to certain foreign equity securities that are traded solely on foreign exchanges that close before the close of the U.S. market to account for the market movement between the close of the foreign exchanges and the close of the U.S. market. The Portfolio may use a systematic fair valuation model provided by an independent third party to value securities principally traded in these foreign markets in order to adjust for possible stale pricing that may occur between the close of the foreign exchanges and the time of the Portfolio valuation. Foreign equity securities using these valuation adjustments are generally categorized as Level 2 within the fair value hierarchy. Equity securities that are actively traded, and have no valuation adjustments applied, are categorized as Level 1 within the fair value hierarchy. Other equity securities traded on inactive markets, or valued in reference to similar instruments traded on active markets, are generally categorized as Level 2 within the fair value hierarchy.

MSF-14

Metropolitan Series Fund

MFS Value Portfolio

Notes to Financial Statements—December 31, 2013—(Continued)

Investments in registered open-end management investment companies are valued at reported net asset value per share on the valuation date and are categorized as Level 1 within the fair value hierarchy.

Forward foreign currency exchange contracts are valued through an independent pricing service based on the mean between closing bid and ask prices of the forward currency rates in the London foreign exchange markets on a daily basis as provided by a reliable bank or dealer. These contracts are generally categorized as Level 2 within the fair value hierarchy.

Options, whether on securities, indices, futures contracts, or otherwise, traded on exchanges are valued at the last sale price available as of the close of business on the valuation date or, if there is no such price available, at the mean between the last reported bid and ask prices. These types of options are categorized as Level 1 within the fair value hierarchy. Futures contracts, which are traded on commodity exchanges, are valued at their closing prices as of the close of such exchanges and are categorized as Level 1 within the fair value hierarchy.

Options and futures contracts that are traded over-the-counter are generally valued on the basis of quotations provided by broker-dealers or prices provided by pricing service providers who use a series of techniques, including simulation pricing models, to determine the value of the contracts. The pricing models use inputs that are observed from actively quoted markets such as issuer details, indices, spreads, interest rates, yield curves, credit curves, measures of volatility and exchange rates. These contracts are generally categorized as Level 2 within the fair value hierarchy.

If no current market value quotation or other observable inputs are readily available or market value quotations are deemed to be unreliable for a security, the fair value of the security will be determined in accordance with procedures approved by and under the general supervision of the Board. In such a circumstance, the Board has delegated the determination of the fair value of a security to a Valuation Committee (“Committee”) of MetLife Advisers. The Committee provides general pricing oversight and fair value pricing determinations related to portfolio securities and meets on a regular basis to review reports relating to the valuation of the securities in the Portfolio. The Board has delegated to State Street Bank and Trust Company, the Trust’s custodian (“custodian”), the responsibility for calculating the net asset values (“NAVs”) of the Trust’s Portfolios. The Committee is responsible for overseeing the calculation of the NAVs of the Portfolios by the custodian. The Committee also periodically reviews pricing vendors, including the vendor providing fair value pricing for the Portfolio’s foreign securities, and is responsible for overseeing the correction of pricing errors and addressing other pricing issues that arise in the ordinary course of business, such as making real-time fair value determinations, as necessary.

No single standard for determining the fair value of a security can be set forth because fair value depends upon the facts and circumstances with respect to each security. Information relating to any relevant factors may be obtained by the Committee from any appropriate source, including the subadviser of the Portfolio, the custodian, a pricing service, market maker and/or broker for such security or the issuer. Appropriate methodologies for determining fair value under particular circumstances may include: matrix pricing, comparisons of securities with comparable characteristics, value based on multiples of earnings, discount from market price of similar marketable securities or a combination of these and other methods. The Committee maintains a detailed report tracking each fair-valued security that compares the fair value price to the next available trade, vendor or broker price, and provides information on how close the fair value price was to the next quoted price. The Committee reviews a summary of such report monthly. On a quarterly basis, the Board is provided with the following for consideration and ratification or adjustment: (1) a memorandum summarizing the actions taken by the Committee in the prior quarter; and (2) a list of the Portfolio’s securities as of the most recent quarter-end for which market quotations were not readily available.

Investment Transactions and Related Investment Income - Portfolio security transactions are recorded on the trade date. Dividend income is recorded on the ex-dividend date or, for certain foreign securities, when notified. Interest income, which includes amortization of premium and accretion of discount on debt securities, is recorded on the accrual basis. Realized gains and losses on investments are determined on the identified cost basis, which is the same basis used for federal income tax purposes. Foreign income and foreign capital gains on some foreign securities may be subject to foreign taxes, which are accrued as applicable. These foreign taxes have been provided for in accordance with the Portfolio’s understanding of the applicable countries’ tax rules and rates.

Foreign Currency Translation - The books and records of the Portfolio are maintained in U.S. dollars. The values of securities, currencies, and other assets and liabilities denominated in currencies other than the U.S. dollar are translated into U.S. dollars based upon foreign exchange rates prevailing at the end of the period. Purchases and sales of investment securities, income, and expenses are translated on the respective dates of such transactions. Because the values of investment securities are translated at the foreign exchange rates prevailing at the end of the period, that portion of the results of operations arising from changes in exchange rates and that portion of the results of operations reflecting fluctuations arising from changes in market prices of the investment securities are not separated. Such fluctuations are included in the net realized and unrealized gain or loss on investments.

Net realized foreign exchange gains or losses arise from activity in forward foreign currency exchange contracts, sales of foreign currency, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest, and foreign withholding taxes recorded by the Portfolio and the U.S. dollar equivalent of

MSF-15

Metropolitan Series Fund

MFS Value Portfolio

Notes to Financial Statements—December 31, 2013—(Continued)

the amounts actually received or paid by the Portfolio. Net unrealized foreign exchange gains and losses arise from changes in the value of assets and liabilities, other than investment securities, resulting from changes in foreign exchange rates.

Income Taxes - It is the Portfolio’s policy to comply with the requirements of the Internal Revenue Code of 1986, as amended, and regulations thereunder, applicable to regulated investment companies and to distribute, with respect to each taxable year, all of its taxable income to shareholders. Therefore, no federal income tax provision is required. The Portfolio files U.S. federal tax returns. No income tax returns are currently under examination. The Portfolio’s federal tax returns for the prior three fiscal years remain subject to examination by the Internal Revenue Service. As of December 31, 2013, the Portfolio had no uncertain tax positions that would require financial statement recognition, or de-recognition or disclosure.

Dividends and Distributions to Shareholders - The Portfolio records dividends and distributions on the ex-dividend date. Net realized gains from security transactions (if any) are generally distributed annually to shareholders. The timing and characterization of certain income and capital gains distributions are determined in accordance with federal tax regulations that may differ from GAAP. Permanent book and tax basis differences relating to shareholder distributions will result in reclassification between under/over distributed net investment income, accumulated net realized gains/losses, and paid-in surplus. Book-tax differences are primarily due to foreign currency transactions, distribution re-designations, broker commission recapture reclasses, merger related adjustments and convertible preferred stock adjustments. These adjustments have no impact on net assets or the results of operations.

Securities Lending - The Portfolio may lend its portfolio securities to certain qualified brokers who borrow securities in order to complete certain securities transactions. By lending its portfolio securities, the Portfolio attempts to increase its net investment income through the receipt of income on collateral held from securities on loan. Any gain or loss in the market price of the loaned securities that might occur and any interest earned or dividends declared during the term of the loan would accrue to the account of the Portfolio.

The Trust has entered into a securities lending arrangement with the custodian. Under this arrangement, the custodian is authorized to loan portfolio securities on the Portfolio’s behalf. In exchange, the Portfolio receives either cash or securities as collateral against the loaned securities. The Portfolio receives collateral at least equal to 102% of the market value of the loaned securities (105% for foreign equity securities), at each loan’s inception. Collateral representing at least 100% of the market value of the loaned securities must be maintained for the duration of the loan. A liability for cash collateral is reflected on the Statement of Assets and Liabilities, and is categorized as Level 2 within the fair value hierarchy. Cash collateral is generally invested in the State Street Navigator Securities Lending MET Portfolio (the “Navigator Portfolio”), a series of the State Street Navigator Securities Lending Trust that is managed by an affiliate of the custodian. The Navigator Portfolio is a registered money market fund that invests in a variety of high-quality, U.S. dollar-denominated instruments. If the market value of the collateral at the close of trading on a business day is less than 100% of the market value of the loaned securities at the close of trading on that day, the borrower shall be required to deliver, by the close of business on the following business day, an additional amount of collateral, so that the total amount of posted collateral is equal to at least 100% of the market value of all the loaned securities as of such preceding day. A portion of net income (income after the deduction of expenses and fees of the Navigator Portfolio) on the collateral is rebated to the borrower of the securities and the remainder is split between the custodian and the Portfolio. On loans collateralized by U.S. Treasuries, a fee is received from the borrower and is allocated between the Portfolio and the custodian. The risks associated with lending portfolio securities include, but are not limited to, possible delays in receiving additional collateral or in the recovery of the loaned securities, possible loss of rights in the collateral should the borrower fail financially, as well as risk of loss in the value of the collateral or the value of the investments made with the collateral. The lending agent has agreed to indemnify the Portfolio in the case of default of any securities borrower. Income received by the Portfolio in securities lending transactions during the year ended December 31, 2013 is reflected as Securities lending income on the Statement of Operations. Any outstanding loans by the Portfolio at December 31, 2013 are disclosed in the footnotes to the Schedule of Investments.

Repurchase Agreements - The Portfolio may enter into repurchase agreements, under the terms of a Master Repurchase Agreement, with selected commercial banks and broker-dealers, under which the Portfolio acquires securities as collateral and agrees to resell the securities at an agreed upon time and at an agreed-upon price. The Portfolio, through the custodian or a subcustodian, receives delivery of the underlying securities collateralizing any repurchase agreements. The Portfolio requires the custodian to take possession, to have legally segregated in the Federal Reserve Book Entry System, or to have segregated within the custodian’s vault, all securities held as collateral for repurchase agreements. It is the Portfolio’s policy that the market value of the collateral be at least equal to 100% of the repurchase price in the case of a repurchase agreement of one-day duration and at least equal to 102% of the repurchase price in the case of all other repurchase agreements. In the event of default or failure by a party to perform an obligation in connection with any repurchase transaction, the Master Repurchase Agreement gives the non-defaulting party the right to set-off claims and to apply property held by it in connection with any repurchase transaction against obligations owed to it.

Directed Brokerage Agreement - The Trust has entered into a directed brokerage arrangement with State Street Global Markets (“SSGM”). Under this arrangement, the Portfolio directs certain trades to SSGM in return for a recapture credit. SSGM issues a cash rebate to the Portfolio. Amounts paid to the Portfolio are shown separately as broker commission recapture on the Statement of Operations of the Portfolio. Additionally, these amounts have been excluded from the calculation of the net ratio of expenses to average net assets presented in the Financial Highlights for each share class.

MSF-16

Metropolitan Series Fund

MFS Value Portfolio

Notes to Financial Statements—December 31, 2013—(Continued)

3. Investments in Derivative Instruments

Futures Contracts - The Portfolio may buy and sell futures contracts as a hedge, to maintain investment exposure to a target asset class or to enhance return. The Portfolio may be subject to fluctuations in equity prices, interest rates, commodity prices, and foreign currency exchange rates in the normal course of pursuing its investment objective. Futures contracts are standardized agreements to buy or sell a security, or deliver a final cash settlement price in connection with an index, interest rate, currency, or other asset. The Portfolio must deposit an amount (“initial margin”) equal to a certain percentage of the face value of the futures contract. The initial margin may be in the form of cash or securities, which is returned when the Portfolio’s obligations under the contract have been satisfied. If cash is deposited as the initial margin, it is shown as cash collateral on the Statement of Assets and Liabilities. Futures contracts are marked-to-market daily, and subsequent payments (“variation margin”) are made or received by the Portfolio depending on whether unrealized gains or losses are incurred. These amounts are reflected as receivables or payables on the Statement of Assets and Liabilities and as a component of net change in unrealized appreciation/depreciation on the Statement of Operations. When the contract is closed or expires, the Portfolio records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. Risks of entering into futures contracts (and related options) include the possibility that the market for these instruments may be illiquid and that a change in the value of the contract or option may not correlate perfectly with changes in the value of the underlying instrument. Futures contracts are exchange-traded and the exchange’s clearinghouse, as counterparty to all exchange-traded futures, guarantees the futures contracts against default. For over-the-counter futures the Portfolio’s ability to terminate the positions may be more limited than in the case of exchange-traded positions and may also involve the risk that securities dealers participating in such transactions would fail to meet their obligations to the Portfolio.

During the year ended December 31, 2013, the Portfolio entered into equity index futures contracts which were subject to equity price risk. During the period April 16, 2013 through April 17, 2013, the Portfolio had bought and sold $54,445,149 in equity index futures contracts. At December 31, 2013, the Portfolio did not have any open futures contracts. For the year ended December 31, 2013, the Portfolio had realized losses in the amount of $(589,192) which are shown under net realized loss on futures contracts in the Statement of Operations.

4. Certain Risks

Market Risk: In the normal course of business, the Portfolio invests in securities and enters into transactions where risks exist due to fluctuations in the market (market risk) or failure of the other party to a transaction to perform (credit and counterparty risk). The value of securities held by the Portfolio may decline in response to certain events, including those directly involving the companies whose securities are owned by the Portfolio; conditions affecting the general economy; overall market changes; local, regional or global political, social or economic instability; currency, interest rate, and price fluctuations.

Credit and Counterparty Risk: The Portfolio may be exposed to counterparty risk, or the risk that an entity with which the Portfolio has unsettled or open transactions may default. The potential loss could exceed the value of the financial assets and liabilities recorded in the financial statements. Financial assets that potentially expose the Portfolio to credit and counterparty risk consist principally of cash due from counterparties and investments. The Portfolio manages counterparty risk by entering into agreements only with counterparties that it believes have the financial resources to honor their obligations and by monitoring the financial stability of those counterparties. The Portfolio’s investment adviser attempts to mitigate counterparty risk by (i) periodically assessing the creditworthiness of its trading partners, (ii) monitoring and/or limiting the amount of its net exposure to each individual counterparty based on its assessment, and (iii) requiring collateral from the counterparty for certain transactions. In order to preserve certain safeguards for non-standard settlement trades, the Portfolio restricts its exposure to credit and counterparty losses by entering into master netting agreements with counterparties (approved brokers) with whom it undertakes a significant volume of transactions. Master Agreements govern the terms of certain transactions, and reduce the counterparty risk associated with relevant transactions by specifying credit protection mechanisms and providing standardization that improves legal certainty. Master Agreements can also help limit counterparty risk by specifying collateral posting arrangements at pre-arranged exposure levels. Repurchase agreements are primarily executed under Global Master Repurchase Agreements (“GMRAs”) or Master Repurchase Agreements (“MRAs”), which provide the rights to set-off. Each repurchase agreement is initially collateralized at the transaction level. In the event of default, the total market value exposure will be offset against collateral exchanged to date, which would result in a net receivable/(payable) that would be due from/to the counterparty. Securities pledged as collateral are noted in the Schedule of Investments.

Additional risks associated with each type of investment are described above within the respective security type notes. The Portfolio’s prospectus includes a discussion of the principal risks of investing in the Portfolio.

MSF-17

Metropolitan Series Fund

MFS Value Portfolio

Notes to Financial Statements—December 31, 2013—(Continued)

5. Investment Transactions

Aggregate cost of purchases and proceeds of sales of investment securities, excluding short-term securities, for the year ended December 31, 2013 were as follows:

Purchases		Sales
U.S. Government	Non U.S. Government	U.S. Government	Non U.S. Government
$0	$600,354,339	$0	$845,513,991

The Portfolio engaged in security transactions with other accounts managed by Massachusetts Financial Services Co. that amounted to $533,407 in purchases of investments and $29,857,646 in sales of investment, which is included above.

During the year ended December 31, 2013, the Portfolio engaged in security transactions with other affiliated portfolios. These amounted to $25,137,457 in purchases transactions, which are included above.

With respect to the Portfolio’s mergers with Met Investors Series Trust Met/Franklin Mutual Shares Portfolio and Metropolitan Series Fund FI Value Leaders Portfolio (see Note 9) on April 26, 2013, the Portfolio acquired long-term equity securities with a cost of $582,939,843 that are not included in the above non-U.S. Government purchases.

6. Investment Management Fees and Other Transactions with Affiliates

Investment Management Agreement - MetLife Advisers is the investment adviser to the Portfolio. The Trust has entered into an investment management agreement with MetLife Advisers with respect to the Portfolio. For providing investment management services to the Portfolio, MetLife Advisers receives monthly compensation at the annual rates:

Management Fees earned by MetLife Advisers for the year ended December 31, 2013	% per annum	Average daily net assets
$24,204,741	0.750%	Of the first $250 million
	0.700%	Of the next $2.25 billion
	0.675%	Of the next $2.5 billion
	0.650%	On amounts in excess of $5 billion

Certain officers and trustees of the Trust may also be officers of MetLife Advisers; however, such officers and trustees receive no compensation from the Trust.

MetLife Advisers has entered into an investment subadvisory agreement with respect to the Portfolio. Massachusetts Financial Services Company is compensated by MetLife Advisers to provide subadvisory services for the Portfolio.

Management Fee Waivers - Pursuant to an expense agreement, MetLife Advisers has agreed, for the period April 29, 2013 through April 27, 2014, to reduce its advisory fees set out above under “Investment Management Agreement” for each class of the Portfolio as follows:

% per annum	Average daily net assets
0.100%	On the first $200 million
0.125%	On the next $50 million
0.075%	On the next $1.25 billion
0.200%	On the next $1 billion
0.175%	On the next $2.5 billion
0.150%	On amounts in excess of $5 billion

An identical expense agreement was in place for the period April 29, 2012 through April 28, 2013. Amounts waived for the year ended December 31, 2013 are shown as management fee waivers in the Statement of Operations.

Transfer Agency Agreement - MetLife serves as the transfer agent for the Trust. MetLife receives no fees for its services to the Trust under the transfer agency agreement.

Distribution and Service Fees - The Trust has a distribution agreement with MetLife Investors Distribution Company (“MIDC” or the “Distributor”) in which MIDC serves as the distributor for the Portfolio’s Class A, B, D, and E Shares. MIDC is a wholly-owned subsidiary of MetLife Investors Group, Inc., an affiliate of the Adviser. The Trust has also adopted a Distribution and Service Plan under Rule 12b-1 of the 1940 Act for the Portfolio’s Class B, D, and E Shares. Under the Distribution and Service Plan, the Class B, D, and E Shares of the Portfolio pay a fee to compensate the Insurance Companies (or their affiliates) and other broker-dealers and financial intermediaries involved in the offer and sale of Portfolio shares for promoting or selling and servicing the Class B, D, and E Shares. The fees under the Distribution and Service Plan for each class of the Portfolio’s shares are calculated as a percentage of the

MSF-18

Metropolitan Series Fund

MFS Value Portfolio

Notes to Financial Statements—December 31, 2013—(Continued)

Portfolio’s average daily net assets that are attributable to that Class. Currently, the fee is 0.25% per year for Class B Shares, 0.10% per year for Class D Shares, and 0.15% per year for Class E Shares. Amounts incurred by the Portfolio for the year ended December 31, 2013 are shown as Distribution and service fees in the Statement of Operations.

Deferred Trustee Compensation - Each Trustee who is not currently an employee of the Adviser or any of its affiliates receives compensation from the Trust for his or her service to the Trust. A deferred compensation plan (the “Plan”) is available to the Trustees on a voluntary basis. Deferred amounts remain in the Trust until distributed in accordance with the provisions of the Plan. The value of a participating Trustee’s deferral account is based on theoretical investments of deferred amounts, on the normal payment dates in certain portfolios of the Trust or Metropolitan Series Fund, an affiliate of the Trust, as designated by the participating Trustee. Changes in the value of participants’ deferral accounts are reflected as Trustees’ fees and expenses in the Statement of Operations. The portion of the accrued obligations allocated to the Portfolio under the Plan is reflected as Deferred trustees’ fees in the Statement of Assets and Liabilities.

7. Contractual Obligations

Under the Trust’s organizational documents, its officers and Trustees may be indemnified against certain liabilities and expenses arising out of the performance of their duties to the Trust. Additionally, the Trust has a variety of indemnification obligations under contracts with its service providers. The Trust’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Trust that have not yet occurred.

8. Income Tax Information

The tax character of distributions paid for the periods ended December 31, 2013 and 2012 was as follows:

Ordinary Income		Long-Term Capital Gain		Total
2013	2012	2013	2012	2013	2012
$64,176,070	$48,891,540	$89,448,783	$35,276,368	$153,624,853	$84,167,908

As of December 31, 2013, the components of distributable earnings (accumulated losses) on a federal income tax basis were as follows:

Undistributed Ordinary Income	Undistributed Long-Term Capital Gain	Net Unrealized Appreciation	Loss Carryforwards	Total
$64,802,989	$184,975,474	$1,217,957,734	$—	$1,467,736,197

The Portfolio utilizes the provisions of the federal income tax laws that provide for the carryforward of capital losses for prior years, offsetting such losses against any future realized capital gains. Under the Regulated Investment Company Modernization Act of 2010 (the “Act”), net capital losses recognized after December 22, 2010 may be carried forward indefinitely, and their character is retained as short-term and/or long-term losses. Previously, net capital losses were carried forward for up to eight years and treated as shortterm losses. As a transition rule, the Act requires that post-enactment net capital losses be used before pre-enactment net capital losses.

During the year ended December 31, 2013, the Portfolio utilized capital loss carryforwards of $118,206,385.

As of December 31, 2013 the Portfolio had no post-enactment accumulated capital losses and no pre-enactment accumulated capital loss carryforwards.

9. Acquisition

At the close of business on April 26, 2013, the Portfolio, with aggregate Class A, Class B, Class D, and Class E net assets of $2,665,493,738, $280,252,781, $100 and $ 61,036,104, respectively, acquired all the assets and liabilities of both FI Value Leaders Portfolio of the Metropolitan Series Fund (“FI Value Leaders”) and Met/Franklin Mutual Shares Portfolio of the Met Investors Series Trust (“Met/Franklin”).

The acquisitions were accomplished by a tax-free exchange of shares of the Portfolio in the following amounts:

Portfolio	Share Class	Shares Prior to Acquisition	Net Assets Prior to Acquisition	Shares Issued By Portfolio
FI Value Leaders	Class A	480,168	$77,606,786	5,208,509
FI Value Leaders	Class B	359,540	57,986,718	3,915,376
FI Value Leaders	Class D	601,549	97,117,903	6,526,741
FI Value Leaders	Class E	137,895	22,243,068	1,498,859
Met/Franklin	Class A	672,085	3,183,193	213,637
Met/Franklin	Class B	80,321,180	376,054,280	25,391,916

MSF-19

Metropolitan Series Fund

MFS Value Portfolio

Notes to Financial Statements—December 31, 2013—(Continued)

Each shareholder of FI Value Leaders and Met/Franklin received shares of the Portfolio with the same class designation and at the respective Class NAV, as determined at the close of business on April 26, 2013. The transaction was part of a restructuring designed to eliminate the offering of overlapping Portfolios in the MetLife, Inc. families of funds with similar investment objectives and similar investment strategies that serve as funding vehicles for insurance contracts that are offered by affiliates of MetLife. Some of the investments held by the FI Value Leaders and Met/Franklin Portfolios may have been purchased or sold prior to the acquisition for the purpose of complying with the anticipated investment policies or limitations of the Portfolio after the acquisition. If such purchases or sales occurred, the transaction costs were borne by the FI Value Leaders and Met/Franklin Portfolios. All other costs associated with the merger were not borne by the shareholders of any of the Portfolios.

FI Value Leaders’ net assets on April 26, 2013 were $77,606,786, $57,986,718, 97,117,903 and $22,243,068 for Classes A, B, D and E shares, respectively, including investments valued at $254,942,635 with a cost basis of $240,096,052. Met/Franklin’s net assets on April 26, 2013 were $3,183,193 and $376,054,280 for Class A and Class B shares, respectively, including investments valued at $377,937,821 with a cost basis of $360,776,791. For financial reporting purposes, assets received, liabilities assumed, and shares issued by the Portfolio were recorded at fair value; however, the cost basis of the investments received by the Portfolio from FI Value Leaders and Met/Franklin were carried forward to align ongoing reporting of the Portfolio’s realized and unrealized gains and losses with amounts distributable to shareholders for tax purposes. The Portfolio acquired $118,206,385 in capital loss carry forwards from FI Value Leaders.

The aggregate net assets of the Portfolio immediately after the acquisition were $3,640,974,671, which included $14,846,583 and $17,158,366 of acquired unrealized appreciation on investments and foreign currency transactions from FI Value Leaders and Met/Franklin, respectively.

Assuming the acquisition had been completed on January 1, 2013, the Portfolio’s pro-forma results of operations for the year ended December 31, 2013 are as follows:

Net investment income	$70,330,838	(a)
Net realized and unrealized gain on investments and foreign currency transactions	1,070,173,929	(b)

Net increase in net assets from operations	$1,140,504,767

Because the combined investment portfolios have been managed as a single integrated portfolio since the acquisition was completed, it is not practicable to separate the amounts of revenue and earnings of FI Value Leaders and Met/Franklin that have been included in the Portfolio’s Statement of Operations since April 26, 2013.

(a)	$65,212,083 net investment income as reported plus $1,232,581 from FI Value Leaders pre-merger net investment income, plus $2,846,657 from Met/Franklin pre-merger net investment income, plus $889,131 in lower net advisory fees, plus $150,386 of pro-forma eliminated other expenses.
(b)	$1,229,949,996 unrealized appreciation as reported minus $638,723,826 pro-forma December 31, 2012 unrealized appreciation, plus $304,976,883 net realized gain as reported, plus $67,063,501 and $106,907,375 in net realized gain from FI Value Leaders and Met/Franklin pre-merger, respectively.

MSF-20

Metropolitan Series Fund

MFS Value Portfolio

Report of Independent Registered Public Accounting Firm

To the Shareholders of MFS Value Portfolio and the Board of Trustees of Metropolitan Series Fund:

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of MFS Value Portfolio, one of the portfolios constituting Metropolitan Series Fund, (the “Trust”) as of December 31, 2013, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Trust’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Trust is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Trust’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2013, by correspondence with the custodian and brokers; where replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the MFS Value Portfolio of Metropolitan Series Fund, as of December 31, 2013, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

Deloitte & Touche LLP

Boston, Massachusetts

February 26, 2014

MSF-21

Metropolitan Series Fund

Trustees and Officers of Metropolitan Series Fund

The Trustees and executive officers of the Trust, their ages and their principal occupations during the past five years are set forth below. Unless otherwise indicated, the business address of each is One Financial Center, Boston, MA 02111. Each Trustee who is deemed an “interested person,” as such term is defined in the 1940 Act, is indicated by an asterisk. Those Trustees who are not “interested persons” as defined in the 1940 Act are referred to as “Independent Trustees.” Additional information about the Trustees is available in the Statement of Additional Information, which is available without charge, upon request, by calling (800) 848-3854.

Trustees of the Trust

Name and Age	Position(s) Held with Registrant	Term of Office and Length of Time Served	Principal Occupation(s) During the Past 5 Years(1)	Number of Portfolios in Fund Complex(2) overseen	Other Directorships Held by Trustee During the Past 5 Years(1)
Interested Trustee
Elizabeth M. Forget* (47)	Trustee, Chairman of the Board, President and Chief Executive Officer	Indefinite; From May 2006 (President and Chief Executive Officer)/ August 2006 (Trustee and Chairman of the Board) to present	Senior Vice President, MetLife Inc.; President, MetLife Advisers, LLC and a predecessor company.	79	Trustee, Met Investors Series Trust (the “MIST Trust”);** various MetLife-affiliated boards.

Independent Trustees
Stephen M. Alderman (54)	Trustee	Indefinite; From April 2012 to present	Shareholder in the law firm of Garfield & Merel, Ltd.	79	Trustee, MIST Trust;** Director, International Truck Leasing Corp.

Robert J. Boulware (57)	Trustee	Indefinite; From April 2012 to present	Managing Director, Pilgrim Funds, LLC (private equity fund).	79	Trustee, MIST Trust;** Trustee, Vertical Capital Income Fund (closed-end fund); Director, Gainsco, Inc. (auto insurance).

Susan C. Gause (61)	Trustee	Indefinite; From April 2012 to present	Private Investor.	79	Trustee, MIST Trust;** Trustee, HSBC Funds.

Nancy Hawthorne (62)	Trustee	Indefinite; From May 2003 to present	Chief Executive Officer, Clerestory LLC (corporate advisor).	79	MIST Trust;** Director, THL Credit, Inc.**; Director, Avid Technology, Inc.**

Barbara A. Nugent (57)	Trustee	Indefinite; From January 2014 to present	President, True North Board Governance, LLC (consulting); until 2014, partner in the law firm of Stradley Ronon Stevens & Young, LLP.	79	Trustee, MIST Trust**; Director, Episcopal Healthcare Foundation; until 2014, member, Mutual Fund Directors Forum Advisory Board.

MSF-22

Metropolitan Series Fund

Trustees and Officers of Metropolitan Series Fund—(Continued)

Name and Age	Position(s) Held with Registrant	Term of Office and Length of Time Served	Principal Occupation(s) During the Past 5 Years(1)	Number of Portfolios in Fund Complex(2) overseen	Other Directorships Held by Trustee During the Past 5 Years(1)
Keith M. Schappert (62)	Trustee	Indefinite; From August 2009 to present	Principal, Schappert Consulting LLC (asset management consulting).	79	Trustee, MIST Trust;** Director, The Commonfund for Nonprofit Organizations; until 2011, Director, Trilogy Global Advisors; Director, Mirae Asset Discovery Funds,** Director, Calamos Investments.

Linda B. Strumpf (66)	Trustee	Indefinite; From May 2000 to present	Chair of the Investment Committee, Leona M. and Harry B. Helmsley Charitable Trust; until 2011, Chief Investment Officer, Leona M. and Harry B. Helmsley Charitable Trust.	79	Since 2012, Trustee, MIST Trust,** Trustee and Member of Investment Committee, The Pennsylvania State University.

Dawn M. Vroegop (47)	Trustee	Indefinite; From May 2009 to present	Private Investor.	79	Trustee, MIST Trust,** Trustee, Driehaus Mutual Funds; Director and Investment Committee Chair, City College of San Francisco Foundation.

Executive Officers of the Trust

Name and Age	Position(s) Held with Registrant	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years(1)
Elizabeth M. Forget (47)	President, Chief Executive Officer, Trustee and Chairman of the Board	From May 2006 (President and Chief Executive Officer)/ August 2006 (Trustee and Chairman of the Board) to present	See principal occupation information in the table above.

Jeffrey L. Bernier (42)	Vice President	From February 2008 to present	Vice President, MetLife, Inc.; Senior Vice President, MetLife Advisers, LLC and a predecessor company.

Peter H. Duffy (58)	Chief Financial Officer and Treasurer	From November 2000 to present	Senior Vice President, MetLife Advisers, LLC; Vice President, MetLife, Inc.

Andrew L. Gangolf (59)	Secretary	From May 2011 to present	Senior Vice President, MetLife Advisers, LLC; Senior Vice President & Assistant General Counsel, AllianceBerstein Investments, Inc.

Jeffrey P. Halperin (46)	Chief Compliance Officer	From November 2005 to present	Vice President, MetLife, Inc.; Chief Compliance Officer, MIST; Chief Compliance Officer, MSF Trust; Chief Compliance Officer, MetLife Advisers, LLC and a predecessor company; Chief Compliance Officer, MetLife Investment Management, LLC (formerly MetLife Investment Advisors Company, LLC).

Alan C. Leland, Jr. (61)	Vice President	From February 2005 to present	Treasurer and Chief Financial Officer, MetLife Advisers, LLC; Vice President, MetLife Group Inc.; Vice President, MetLife, Inc.

*	Ms. Forget is an “interested person” of the Trust because of her positions with MetLife Advisers, LLC and her ownership of securities issued by MetLife, Inc., the ultimate parent company of MetLife Advisers, LLC.
**	Indicates a directorship with a registered investment company or a company subject to the reporting requirements of the Securities Exchange Act of 1934, as amended.
(1)	Previous positions during the past five years with the Trust, MetLife, Inc. or the Adviser are omitted if not materially different.
(2)	The Fund Complex includes 49 Portfolios of the MIST Trust and 30 Portfolios of the Trust.

MSF-23

Metropolitan Series Fund

MFS Value Portfolio

Board of Trustees’ Consideration of Advisory and Sub-Advisory Agreements

At an in-person meeting of the Boards of Trustees (the “Board”) of Met Investors Series Trust and Metropolitan Series Fund (“MIST” and “MSF,” respectively, and collectively, the “Trusts”) held on November 19-20, 2013, the Board, including a majority of the Trustees who are not considered to be “interested persons” of the Trusts (the “Independent Trustees”) under the Investment Company Act of 1940, as amended (the “1940 Act”), approved for an annual period the continuation of each Trust’s advisory agreement (the “Advisory Agreement”) with MetLife Advisers, LLC (the “Adviser”) and the applicable sub-advisory agreements (each a “Sub-Advisory Agreement,” and collectively with the Advisory Agreement, the “Agreements”) between the Adviser and the investment sub-advisers (each a “Sub-Adviser,” and collectively, the “Sub-Advisers”) for each of the series of the Trusts, including the MFS Value Portfolio (each a “Portfolio,” and collectively, the “Portfolios”).1

In considering the Agreements, the Board reviewed a variety of materials provided by the Adviser and the Sub-Advisers relating to the Portfolios, including comparative performance, fee and expense information for an appropriate peer group of similar mutual funds, performance information for relevant benchmark indices and other information regarding the nature, extent and quality of services provided by the Adviser and the Sub-Advisers under their respective Agreements. The Board also took into account its experience with the Adviser and the Sub-Advisers and information provided to the Board in its meetings throughout the year with respect to the services provided by the Adviser and the Sub-Advisers, including quarterly performance reports prepared by management containing reviews of investment results, and periodic presentations from certain of the Sub-Advisers with respect to the Portfolios they manage. The Independent Trustees also assessed reports provided by the Board’s independent consultant, who reviewed and provided analyses regarding investment performance, fees and expenses, and other information provided by, or at the direction of, the Adviser and the Sub-Advisers, as more fully discussed below.

The Independent Trustees were separately advised by independent legal counsel throughout the process, and met with independent legal counsel in periodic executive sessions. Prior to voting to continue the Agreements at the November meeting, the Independent Trustees also received a memorandum from their independent counsel discussing the legal standards for their consideration of the proposed continuation of the Agreements. The Board also met in person with personnel of the Adviser on September 17, 2013 for the specific purpose of giving preliminary consideration to the proposed continuation of the Agreements and to request additional information they considered reasonably necessary to their deliberations. The Independent Trustees also discussed the proposed continuation of the Agreements in private sessions with their independent legal counsel at which no representatives of management were present.

In considering whether to approve the renewal of the Advisory Agreement with the Adviser and any applicable Sub-Advisory Agreements with respect to a Portfolio, the Board reviewed and analyzed the factors it deemed relevant, including: (1) the nature, extent and quality of the services to be provided to the Portfolios by the Adviser and the Sub-Advisers; (2) the performance of the Portfolios as compared to a peer group and an appropriate index; (3) the Adviser’s and each of the Sub-Adviser’s personnel and operations; (4) the financial condition of the Adviser and of the Sub-Advisers; (5) the level and method of computing each Portfolio’s advisory and sub-advisory fees; (6) the profitability of the Adviser under the Advisory Agreement and of certain of the Sub-Advisers under the Sub-Advisory Agreements; (7) any “fall-out” benefits to the Adviser, the Sub-Advisers and their affiliates (i.e., ancillary benefits realized by the Adviser, the Sub-Advisers or their affiliates from the Adviser’s or Sub-Advisers’ relationship with the Trusts); (8) the anticipated effect of growth in size on Portfolio expenses; (9) fees paid to certain of the Sub-Advisers by comparable institutional and retail accounts; and (10) possible conflicts of interest.

Nature, extent and quality of services. The Board evaluated the nature, extent and quality of the services that the Adviser, and the Sub-Advisers as relevant, have provided to the Portfolios. The Board considered the Adviser’s services as investment manager to the Portfolios, including services relating to the selection and oversight of the Sub-Advisers for the applicable Portfolios. The Board considered, among other things, the Adviser’s oversight of the provision of services to the Portfolios by the Sub-Advisers, including with respect to investment activities and trading practices, and the Sub-Adviser’s compliance with fund policies, objectives and Board directives, compliance policies and procedures and applicable law. The Adviser’s services in coordinating and overseeing the activities of the Trusts’ other service providers were also considered. The Board also evaluated the expertise and performance of the personnel of the Adviser who performed services for the Portfolios throughout the year.

The Board considered information received from the Trust’s Chief Compliance Officer (“CCO”) regarding the Portfolios’ compliance policies and procedures established pursuant to Rule 38a-l under the 1940 Act. The Board also evaluated the CCO’s ongoing reports concerning the CCO’s oversight of the risk assessment processes of the Sub-Advisers.

1 The Pyramis Managed Risk Portfolio recently commenced operations and, therefore, the Agreement with respect to this Portfolio was not up for renewal.

MSF-24

Metropolitan Series Fund

MFS Value Portfolio

Board of Trustees’ Consideration of Advisory and Sub-Advisory Agreements—(Continued)

With respect to the services provided by each of the Sub-Advisers, the Board considered, among other things, information provided to the Board by each Sub-Adviser. The Board considered the Sub-Adviser’s current level of staffing and its overall resources, as well as its compensation program. The Board reviewed each Sub-Adviser’s history and investment experience, as well as information regarding the qualifications, background and responsibilities of the Sub-Adviser’s investment and compliance personnel who provide services to the Portfolios. The Board also considered, among other things, the Sub-Adviser’s compliance program and any disciplinary history. The Board also took into account the Sub-Adviser’s risk assessment and monitoring process. The Board noted each Sub-Adviser’s regulatory history, including whether it was currently involved in any regulatory actions or investigations as well as material litigation, and any settlements and amelioratory actions undertaken, as appropriate. The Board also noted that the CCO and his staff conduct regular, periodic compliance reviews with each of the Sub-Advisers and present reports to the Independent Trustees regarding the same, which includes evaluating the regulatory compliance systems of the Sub-Advisers and procedures reasonably designed by them to help assure compliance with the federal securities laws, including issues related to late trading and market timing, best execution, fair value pricing, and proxy voting procedures, among others. The Board also took into account the financial condition of each Sub-Adviser. In its review, the Board also received and took into account information regarding any services and/or payments provided to the Adviser by the Sub-Advisers in connection with marketing activities.

The Board considered each Sub-Adviser’s investment process and philosophy. The Board took into account that each Sub-Adviser’s responsibilities include the development and maintenance of an investment program for the applicable Portfolio which is consistent with the Portfolio’s investment objectives, the selection of investment securities and the placement of orders for the purchase and sale of such securities, as well as the implementation of compliance controls related to performance of these services. The Board also reviewed each Sub-Adviser’s brokerage policies and practices.

Performance. The Board considered the performance of the Portfolios as described in the quarterly reports prepared by management, and as also analyzed in reports prepared by the Independent Trustees’ independent consultant. The Board noted that the Adviser reviews with the Board on a quarterly basis detailed information about the Portfolios’ performance results, portfolio composition and investment strategies. The Board also reviewed and considered a separate report prepared by Lipper Inc. (“Lipper”), an independent third party, which provided a statistical analysis comparing the Portfolios’ investment performance, expenses, and fees to comparable funds underlying variable insurance products (the “Performance Universe”). In addition, the Independent Trustees met separately with a representative of Bobroff Consulting, Inc., an independent consultant (“Bobroff), at a special board meeting in September 2013, to review the separate reports prepared by such consultant (“Bobroff Report”), which analyzed the report prepared by Lipper. The Board also considered each Portfolio’s more recent performance subsequent to the performance period covered by the Lipper reports, and management’s discussion of the same, including the effect of current market conditions on each Portfolio’s more recent performance.

The Board reviewed the Portfolios’ performance records and the Adviser’s and Sub-Advisers’ management styles and long-term performance records with the Portfolios and comparable funds. The Board focused particular attention on Portfolios with less favorable performance records. The Board was mindful of the Adviser’s focus on each Sub-Adviser’s performance and noted that the Adviser has been active in monitoring and responding to any performance issues with respect to the Portfolios. The Board also took into account its discussions with management regarding factors that contributed to the performance of the Portfolios.

Among other data relating specifically to the MFS Value Portfolio’s performance, the Board considered that the Portfolio outperformed the median of its Performance Universe for the one-, three- and five-year periods ended June 30, 2013. The Board noted that the Portfolio underperformed its Lipper Index for the one-year period ended June 30, 2013 and outperformed its Lipper Index for the three- and five-year periods ended June 30, 2013. The Board further considered that the Portfolio outperformed its benchmark, the Russell 1000 Value Index, for the one-, three- and five-year periods ended October 31, 2013.

Fees and Expenses. The Board gave consideration to the advisory fees payable under the Advisory Agreement and the sub-advisory fees payable under each of the Sub-Advisory Agreements. In this regard, the Board reviewed the advisory fees payable on a Portfolio-by-Portfolio basis based on information provided by the Adviser. The Independent Trustees, with the assistance of Bobroff, also examined the fees paid by a Portfolio in light of fees paid to other investment managers by comparable funds, as well as considered the fees charged by the Adviser to manage other comparable funds, as applicable. The Lipper report included comparisons of the Adviser’s fee schedule with that of its peers based on an asset-based analysis of relative fee structures according to the size of the Portfolio. In addition, the Board considered the Portfolios’ advisory and sub-advisory fees and total expenses as compared to similarly situated investment companies underlying variable insurance products deemed to be comparable to the Portfolios as determined by Lipper. The Board considered a Portfolio’s ranking within a smaller group of peer funds chosen by Lipper (the “Expense Group”), as well as the Portfolio’s ranking within broader groups of funds (the “Expense Universe” and the “Sub-advised Expense Universe”). The Board

MSF-25

Metropolitan Series Fund

MFS Value Portfolio

Board of Trustees’ Consideration of Advisory and Sub-Advisory Agreements—(Continued)

also considered a Portfolio’s contractual sub-advisory fees, as applicable, as compared to the Sub-advised Expense Universe as well as a smaller group of funds (the “Sub-advised Expense Group”). In comparing a Portfolio’s actual and contractual management fee to that of comparable funds, the Board noted that such fee includes both advisory and administrative fees.

The Board noted that the sub-advisory fees for the Portfolios are paid by the Adviser, not the Portfolios, out of the advisory fee. It was further noted that the Adviser negotiates such fees at arm’s length. The Board also considered that the Adviser had entered into expense limitation agreements with certain of the Portfolios, pursuant to which the Adviser has agreed to waive a portion of its advisory fee and/or reimburse certain expenses as a means of limiting a Portfolio’s total annual operating expenses. The Board further considered the amount of sub-advisory fees paid out by the Adviser and the amount of the management fees that it retained in light of the services performed by Sub-Advisers and Adviser, respectively.

With respect to the MFS Value Portfolio, the Board considered that the Portfolio’s actual management fees and total expenses (exclusive of 12b-l fees) were below the Expense Group median, the Expense Universe median and the Sub-advised Expense Universe median. The Board further noted that the Portfolio’s contractual management fees were above the asset-weighted average of the Expense Group at the Portfolio’s current size. The Board took into account that the Portfolio’s contractual sub-advisory fees were below the average of the Sub-advised Expense Group and the Sub-advised Expense Universe at the Portfolio’s current size. The Board also considered management’s discussion of the Portfolio’s expenses. The Board further noted that the Adviser had waived fees and/or reimbursed expenses during the past year.

Profitability. The Board examined the profitability of the Adviser on a Portfolio-by-Portfolio basis. The Board also considered that the Distributor, MetLife Investors Distribution Company, receives Rule 12b-1 payments to support the distribution of the products. The Board considered the profitability to the Sub-Advisers and their affiliates as a result of their relationships with the Portfolios, and the Board considered the ability of the Adviser to negotiate the Sub-Advisory Agreements and the fees thereunder at arm’s length. The Board also reviewed Portfolio specific data with regard to the profitability of the Portfolios to each Sub-Adviser, as available.

Economies of scale. The Board also considered the effect of the Portfolios’ growth in size on their fees. The Board noted that the fee schedules for most of the Portfolios contain breakpoints that reduce the fee rate above specified asset levels. The Board noted those Portfolios that did not contain breakpoints in the advisory fee and took into account management’s discussion of the same. The Board noted that those Portfolios with advisory fee schedules containing breakpoints generally reflect the inclusion of breakpoints in the sub-advisory fee schedule for such Portfolios. The Board considered the effective fees under the Advisory Agreement for a Portfolio as a percentage of assets at different asset levels and possible economies of scale that may be realized if the assets of the Portfolio grow. Among other data, the Board examined the effect of a Portfolio’s growth in size on various fee schedules and reviewed the Lipper and Bobroff Reports, which compared fees among peers. The Board also generally noted that if a Portfolio’s assets increase over time, the Portfolio may realize other economies of scale if assets increase proportionally more than certain other fixed expenses. In addition, the Board noted that the Adviser had taken a number of steps to date intended to share the benefits of economies of scale with contractholders.

With respect to the MFS Value Portfolio, the Board noted that the Portfolio’s advisory fee and sub-advisory fee each contains breakpoints that reduce the advisory fee rate on assets above certain specified asset levels. The Board considered the fact that the Portfolio’s fee levels decline as portfolio assets increase.

Other factors. As part of its evaluation of the Adviser’s compensation, the Board considered other benefits that may be realized by the Adviser and its affiliates from their relationship with the Trusts. Among them, the Board recognized that an affiliate of the Adviser, MetLife Investors Distribution Company, serves as the Distributor for the Trusts, and, as such, receives payments pursuant to Rule 12b-1 from the Portfolios to compensate it for providing shareholder services and selling activities, which could lead to growth in the Trusts’ assets and corresponding benefits from such growth, including economies of scale. The Board also considered that affiliates of the Adviser may benefit from certain indirect tax benefits relating to dividend received deductions and foreign tax credits. In conjunction with these considerations, the Board noted the costs of providing investment management and other services to the Portfolios and the ongoing commitment of the Adviser to the Portfolios.

The Board considered other benefits that may be realized by each Sub-Adviser and its affiliates from their relationship with the Trusts, including the opportunity to provide advisory services to additional portfolios of the Trusts and reputational benefits. In conjunction with these considerations, the Board noted the costs of providing investment advisory services to the Portfolios and the ongoing commitment of the Sub-Advisers to the Portfolios.

MSF-26

Metropolitan Series Fund

MFS Value Portfolio

Board of Trustees’ Consideration of Advisory and Sub-Advisory Agreements—(Continued)

The Board considered possible conflicts of interest in the form of material benefits or detriments to the Trusts resulting from the nature of the Trusts’ and the Adviser’s or the Sub-Advisers’ affiliations and the services that are provided to the Trusts, and the manner in which such conflicts were mitigated.

Conclusions. After full consideration of the factors discussed above, the Board, including a majority of the Independent Trustees, approved the Advisory Agreement and the Sub-Advisory Agreement, as applicable, with respect to each Portfolio, unless otherwise noted. In making its approvals, the Board concluded that the nature, extent and quality of services provided by the Adviser and each Sub-Adviser supported the renewal of the Agreements. The Board also concluded that the investment performance of each Fund was such that each Agreement should continue. In addition, the Board concluded that fees paid by a Portfolio to the Adviser and, if applicable, the Sub-Adviser appeared to be acceptable in light of nature, extent and quality of the services provided by the Adviser and Sub-Adviser. Further, the Board concluded that the Adviser’s profitability in providing services under the Advisory Agreements did not appear unreasonably high in light of the nature, extent and quality of the services provided by the Adviser. Finally, the Board concluded that the Advisory and Sub-Advisory fees in some measure share economies of scale with contractholders. In approving the renewal of each of the Agreements, the Board, including the Independent Trustees, did not identify any single factor as controlling, and generally attributed different weights to various factors for the various Portfolios. The Board evaluated all information available to them on a Portfolio-by-Portfolio basis, and their decisions were made separately with respect to each Portfolio.

MSF-27

Metropolitan Series Fund

MSCI EAFE Index Portfolio

Managed By MetLife Investment Management, LLC

Portfolio Manager Commentary*

PERFORMANCE

For the one year period ended December 31, 2013, the Class A, B, E, and G shares of the MSCI EAFE Index Portfolio returned 21.86%, 21.52%, 21.62%, and 21.44%, respectively. The Portfolio’s benchmark, the MSCI EAFE Index1, returned 22.78%.

MARKET ENVIRONMENT / CONDITIONS

The MSCI EAFE Index rallied in 2013 to its highest levels since 2007, driven by central bank intervention, better than expected macroeconomic data, and increased mergers & acquisitions activity. The year started on a positive note as U.S. lawmakers reached agreements on the fiscal cliff and debt ceiling, Japanese lawmakers agreed on a stimulus package, European banks started to repay crisis loans, and earnings data was generally positive. The markets were further supported by rate cuts by the European Central Bank (the “ECB”), the Reserve Bank of Australia, the Bank of Korea, and the Bank of Israel. Despite fears that the Federal Reserve (the “Fed”) would begin tapering asset purchases and end quantitative easing, the global markets continued to climb higher on better than expected macroeconomic data, including U.S. jobless claims, United Kingdom retail sales, Euro-zone consumer confidence, and French consumer spending. Headwinds during the year included increased tensions in Syria and Egypt and a U.S. government shutdown following the failure of U.S. lawmakers to reach an agreement in budget negotiations. However, global equity markets ended the year at their highs, as the ECB announced an unexpected rate cut, a tentative nuclear deal with Iran was negotiated, and investors continued to be optimistic that central banks would continue their easy monetary policy after Fed Chairman nominee Janet Yellen’s testimony in front of Congress was more dovish than expected. The U.S. Dollar strengthened during the one-year period, which negatively impacted the U.S. investors’ MSCI EAFE Index return versus the local currency return by approximately 4.2%.

All twenty-two countries comprising the MSCI EAFE Index experienced positive returns for the year. Greece (0.1% beginning weight in the benchmark), up 81.8%, was the best-performing country, however, MSCI moved Greece from the developed index to the emerging index during the November semi-annual review. Finland (0.8% beginning weight), up 48.7%, and Ireland (0.3% beginning weight), up 41.2%, were the next best-performing countries. The worst relative-performing countries were Singapore (1.9% beginning weight), up 1.6% and Australia (8.9% beginning weight), up 5.9%.

The stocks with the largest positive impact on the benchmark return for the year were SoftBank Corp., up 142.9%, Vodafone Group, up 65.8%, and Roche Holding, up 44.2%. The stocks with the largest negative impact were Newcrest Mining, down 69.5%, Anglo American, down 26.4%, and BHP Billiton, down 7.5%.

PORTFOLIO REVIEW / PERIOD END POSITIONING

The Portfolio is managed utilizing a stratified sampling strategy versus the MSCI EAFE Index. This strategy seeks to track the performance of the Index by owning a subset of Index constituents and neutralizing exposures across countries. The Portfolio is periodically rebalanced for compositional changes in the MSCI EAFE Index. Factors that impact tracking error include sampling, fair value pricing, transaction costs, cash drag, securities lending, NAV rounding, contributions and withdrawals.

Stacey Lituchy

Norman Hu

Mirsad Usejnoski

Portfolio Managers

MetLife Investment Management, LLC

* This commentary may include statements that constitute “forward-looking statements” under the U.S. securities laws. Forward-looking statements include, among other things, projections, estimates, and information about possible or future results related to the Portfolio, market or regulatory developments. The views expressed above are not guarantees of future performance or economic results and involve certain risks, uncertainties and assumptions that could cause actual outcomes and results to differ materially from the views expressed herein. The views expressed above are subject to change at any time based upon economic, market, or other conditions and the subadvisory firm undertakes no obligation to update the views expressed herein. Any discussions of specific securities should not be considered a recommendation to buy or sell those securities. The views expressed above (including any forward-looking statement) may not be relied upon as investment advice or as an indication of the Portfolio’s trading intent. Information about the Portfolio’s holdings, asset allocation or country diversification is historical and is not an indication of future Portfolio composition, which may vary. Direct investment in any index is not possible. The performance of any index mentioned in this commentary has not been adjusted for ongoing management, distribution and operating expenses, and sales charges applicable to mutual fund investments. In addition, the returns do not reflect additional fees charged by separate accounts or variable insurance contracts that an investor in the Portfolio may pay. If these additional fees were reflected, performance would have been lower.

MSF-1

Metropolitan Series Fund

MSCI EAFE Index Portfolio

A $10,000 INVESTMENT COMPARED TO THE MSCI EAFE INDEX

AVERAGE ANNUAL RETURNS (%) (FOR THE YEAR ENDED DECEMBER 31, 2013)

	1 Year	5 Year	10 Year	Since Inception[2]
MSCI EAFE Index Portfolio
Class A	21.86	11.93	6.74	—
Class B	21.52	11.64	6.47	—
Class E	21.62	11.75	6.57	—
Class G	21.44	—	—	14.58
MSCI EAFE Index	22.78	12.44	6.91	—

1 The MSCI EAFE (Europe, Australasia, Far East) Index is a free float-adjusted market capitalization index that is designed to measure the equity market performance of developed markets, excluding the U.S. & Canada.

2 Inception dates of the Class A, Class B, Class E, and Class G shares are 11/9/98, 1/2/01, 5/1/01, and 4/28/09, respectively.

Portfolio performance is calculated including reinvestment of all income and capital gain distributions. Performance numbers are net of all Portfolio expenses but do not include any insurance, sales, separate account or administrative charges of variable annuity or life insurance contracts or any additional expenses that participants may bear relating to the operations of their plans. If these charges were included, the returns would be lower. The performance of any index referenced above has not been adjusted for ongoing management, distribution and operating expenses, and sales charges applicable to mutual fund investments. Direct investment in any index is not possible. The performance of Class A shares, as set forth in the line graph above, will differ from that of other classes because of the difference in expenses paid by policyholders investing in the different share classes.

This information represents past performance and is not indicative of future results. Investment return and principal value may fluctuate so that shares, upon redemption, may be worth more or less than the original cost.

PORTFOLIO COMPOSITION AS OF DECEMBER 31, 2013

Top Holdings

% of Net Assets
iShares MSCI EAFE ETF	3.1
Nestle S.A.	1.7
HSBC Holdings plc	1.5
Roche Holding AG	1.4
Vodafone Group plc	1.4
Novartis AG	1.3
Toyota Motor Corp.	1.2
BP plc	1.1
Royal Dutch Shell plc—B Shares	1.0
Total S.A.	1.0

Top Countries

% of Market Value of Total Investments
United Kingdom	20.6
Japan	20.1
France	9.1
Germany	9.0
Switzerland	8.7
Australia	7.1
United States	4.0
Spain	3.3
Sweden	3.1
Netherlands	3.1

MSF-2

Metropolitan Series Fund

MSCI EAFE Index Portfolio

Understanding Your Portfolio’s Expenses

Shareholder Expense Example

As a shareholder of the Portfolio, you incur ongoing costs, including management fees; distribution and service (12b-1) fees; and other Portfolio expenses. This example is intended to help you understand your ongoing costs (in dollars) (referred to as “expenses”) of investing in the Portfolio and compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period, July 1, 2013 through December 31, 2013.

Actual Expenses

The first line for each share class of the Portfolio in the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested in the particular share class of the Portfolio, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line for each share class of the Portfolio in the table below provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any fees or charges of your variable insurance product or any additional expenses that participants in certain eligible qualified plans may bear relating to the operations of their plan. Therefore, the second line for each share class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these other costs were included, your costs would have been higher.

MSCI EAFE Index Portfolio		Annualized Expense Ratio	Beginning Account Value July 1, 2013	Ending Account Value December 31, 2013	Expenses Paid During Period** July 1, 2013 to December 31, 2013
Class A(a)	Actual	0.39%	$1,000.00	$1,182.10	$2.15
	Hypothetical*	0.39%	$1,000.00	$1,023.24	$1.99

Class B(a)	Actual	0.64%	$1,000.00	$1,179.80	$3.52
	Hypothetical*	0.64%	$1,000.00	$1,021.98	$3.26

Class E(a)	Actual	0.54%	$1,000.00	$1,180.30	$2.97
	Hypothetical*	0.54%	$1,000.00	$1,022.48	$2.75

Class G(a)	Actual	0.69%	$1,000.00	$1,179.90	$3.79
	Hypothetical*	0.69%	$1,000.00	$1,021.73	$3.52

* Hypothetical assumes a rate of return of 5% per year before expenses.

** Expenses paid are equal to the Portfolio’s annualized expense ratio for the most recent six month period, as shown above, multiplied by the average account value over the period, multiplied by the number of days (184 days) in the most recent fiscal half-year, divided by 365 (to reflect the one-half year period).

(a) The annualized expense ratio shown reflects the impact of the management fee waiver as described in Note 6 of the Notes to Financial Statements.

MSF-3

Metropolitan Series Fund

MSCI EAFE Index Portfolio

Schedule of Investments as of December 31, 2013

Common Stocks—95.5% of Net Assets

Security Description	Shares	Value

Australia—7.1%
AGL Energy, Ltd.	41,243	$554,754
ALS, Ltd. (a)	24,515	193,315
Alumina, Ltd. (b)	191,453	191,021
Amcor, Ltd.	83,008	786,507
AMP, Ltd.	206,717	813,312
APA Group	59,114	317,504
Asciano, Ltd.	58,414	302,375
ASX, Ltd.	12,194	401,159
Aurizon Holdings, Ltd.	157,842	690,861
Australia & New Zealand Banking Group, Ltd.	190,466	5,493,870
Bank of Queensland, Ltd.	22,340	243,686
Bendigo and Adelaide Bank, Ltd.	35,779	376,254
BHP Billiton, Ltd.	222,200	7,571,401
Boral, Ltd.	61,162	262,271
Brambles, Ltd.	111,315	911,581
Caltex Australia, Ltd.	9,532	171,537
CFS Retail Property Trust	151,292	263,932
Coca-Cola Amatil, Ltd.	42,510	458,459
Cochlear, Ltd. (a)	3,466	182,761
Commonwealth Bank of Australia	111,859	7,809,326
Computershare, Ltd.	29,681	302,873
Crown Resorts, Ltd.	29,464	444,327
CSL, Ltd.	33,667	2,082,259
Dexus Property Group (REIT)	302,183	271,795
Echo Entertainment Group, Ltd.	52,682	115,980
Federation Centres, Ltd.	91,872	192,396
Flight Centre Travel Group, Ltd. (a)	4,009	170,594
Fortescue Metals Group, Ltd. (a)	100,245	524,135
Goodman Group (REIT)	110,907	470,648
GPT Group (REIT)	121,517	370,622
Iluka Resources, Ltd. (a)	29,031	224,223
Incitec Pivot, Ltd.	103,981	249,424
Insurance Australia Group, Ltd.	142,016	739,684
Leighton Holdings, Ltd. (a)	10,872	157,496
Lend Lease Group	37,629	375,223
Macquarie Group, Ltd.	19,738	975,294
Metcash, Ltd. (a)	63,044	178,238
Mirvac Group (REIT)	298,553	448,901
National Australia Bank, Ltd.	162,650	5,087,534
Newcrest Mining, Ltd.	54,807	384,134
Orica, Ltd. (a)	26,176	559,024
Origin Energy, Ltd.	78,717	991,307
Orora, Ltd. (b)	83,008	86,145
QBE Insurance Group, Ltd.	82,246	848,544
Ramsay Health Care, Ltd.	8,883	344,610
REA Group, Ltd.	3,716	125,577
Rio Tinto, Ltd.	29,750	1,815,148
Santos, Ltd.	67,710	889,528
Seek, Ltd.	22,233	267,855
Sonic Healthcare, Ltd.	24,290	361,714
SP AusNet	106,030	118,219
Stockland (REIT)	161,293	522,494
Suncorp Group, Ltd.	87,148	1,025,702
Sydney Airport	80,467	274,222
TABCORP Holdings, Ltd.	43,902	142,629
Tatts Group, Ltd.	123,533	343,272
Telstra Corp., Ltd.	304,819	1,432,007

Australia—(Continued)
Toll Holdings, Ltd.	41,980	213,401
Transurban Group	94,803	580,731
Treasury Wine Estates, Ltd.	46,412	200,199
Wesfarmers, Ltd.	68,136	2,688,519
Westfield Group (REIT)	143,754	1,298,185
Westfield Retail Trust	192,358	511,282
Westpac Banking Corp.	215,409	6,267,961
Woodside Petroleum, Ltd.	46,091	1,604,576
Woolworths, Ltd.	86,535	2,621,332
WorleyParsons, Ltd.	14,841	220,495

		68,116,344

Austria—0.3%
Andritz AG	5,184	326,153
Erste Group Bank AG	17,136	600,474
IMMOFINANZ AG (b)	66,338	308,347
OMV AG	10,147	486,786
Raiffeisen Bank International AG	3,490	123,402
Telekom Austria AG	15,305	116,077
Vienna Insurance Group AG Wiener Versicherung Gruppe	2,911	145,602
Voestalpine AG	7,466	362,148

		2,468,989

Belgium—1.1%
Ageas	15,573	665,928
Anheuser-Busch InBev NV	55,726	5,951,447
Belgacom S.A. (a)	10,680	316,492
Colruyt S.A.	5,430	304,192
Delhaize Group S.A.	6,756	403,196
Groupe Bruxelles Lambert S.A.	5,072	467,256
KBC Groep NV	16,494	940,259
Solvay S.A.	3,743	593,423
Telenet Group Holding NV	4,184	250,562
UCB S.A.	7,958	593,895
Umicore S.A. (a)	8,519	398,630

		10,885,280

China—0.0%
Yangzijiang Shipbuilding Holdings, Ltd.	137,000	129,071

Denmark—1.1%
AP Moeller - Maersk A/S - Class A	35	361,493
AP Moeller - Maersk A/S - Class B	88	961,302
Carlsberg A/S - Class B	7,997	889,820
Coloplast A/S - Class B	7,043	467,927
Danske Bank A/S (b)	44,352	1,022,777
DSV A/S	13,261	436,499
Novo Nordisk A/S - Class B	27,644	5,101,028
Novozymes A/S - B Shares	16,065	680,703
TDC A/S	59,338	576,612
Tryg A/S	1,747	169,313
William Demant Holding A/S (a) (b)	1,624	158,149

		10,825,623

See accompanying notes to financial statements.

MSF-4

Metropolitan Series Fund

MSCI EAFE Index Portfolio

Schedule of Investments as of December 31, 2013

Common Stocks—(Continued)

Security Description	Shares	Value

Finland—0.9%
Elisa Oyj (a)	9,437	$250,679
Fortum Oyj	31,487	722,022
Kone Oyj - Class B (a)	21,608	981,303
Metso Oyj (a)	7,511	322,011
Neste Oil Oyj	9,073	180,734
Nokia Oyj (b)	264,520	2,137,652
Nokian Renkaat Oyj (a)	7,322	352,850
Orion Oyj - Class B	6,402	180,539
Pohjola Bank plc - A Shares	9,006	181,688
Sampo Oyj - A Shares	27,993	1,383,844
Stora Enso Oyj - R Shares	40,497	408,777
UPM-Kymmene Oyj	38,111	645,843
Wartsila Oyj Abp	12,482	618,694

		8,366,636

France—9.2%
Accor S.A.	12,668	599,903
Aeroports de Paris	2,209	251,170
Air Liquide S.A.	21,485	3,050,726
Alcatel-Lucent (a) (b)	192,359	864,344
Alstom S.A.	14,355	525,318
Arkema S.A.	4,440	520,897
Atos Origin S.A.	4,831	439,369
AXA S.A.	122,200	3,414,123
BNP Paribas S.A.	68,921	5,405,527
Bouygues S.A. (a)	12,810	486,543
Bureau Veritas S.A.	15,060	441,902
Cap Gemini S.A.	9,755	662,567
Carrefour S.A.	42,840	1,701,610
Casino Guichard Perrachon S.A.	4,364	505,267
CGG (b)	11,374	197,719
Christian Dior S.A.	3,598	682,278
Cie de St-Gobain	27,625	1,529,379
Cie Generale des Etablissements Michelin	12,929	1,381,968
CNP Assurances	10,520	216,057
Credit Agricole S.A. (b)	71,301	917,970
Danone S.A.	39,651	2,865,129
Dassault Systemes S.A.	4,077	507,415
Edenred	13,868	465,998
Electricite de France S.A.	17,389	616,794
Essilor International S.A.	13,981	1,491,978
Eurazeo S.A.	2,143	168,315
Eutelsat Communications S.A. (a)	8,516	266,147
Fonciere Des Regions (REIT)	1,625	140,603
GDF Suez	92,031	2,175,286
Gecina S.A.	1,319	174,593
Groupe Eurotunnel S.A.	42,941	452,142
ICADE (REIT)	2,071	193,486
Iliad S.A.	1,838	377,172
Imerys S.A.	2,253	196,818
JCDecaux S.A.	4,706	194,670
Kering	5,248	1,111,676
Klepierre (REIT)	6,803	315,825
L’Oreal S.A.	16,452	2,901,930
Lafarge S.A.	13,327	1,004,512
Lagardere SCA	8,303	309,198

France—(Continued)
Legrand S.A.	18,368	1,014,560
LVMH Moet Hennessy Louis Vuitton S.A.	17,444	3,198,538
Natixis	61,277	362,455
Orange S.A.	128,590	1,600,902
Pernod-Ricard S.A.	14,719	1,683,350
Publicis Groupe S.A. (a)	12,590	1,157,624
Remy Cointreau S.A. (a)	1,600	134,706
Renault S.A.	12,949	1,047,179
Rexel S.A.	14,722	388,401
Safran S.A.	18,407	1,282,141
Sanofi	82,641	8,811,188
Schneider Electric S.A.	36,592	3,216,982
SCOR SE	11,686	427,893
SES S.A.	20,693	671,124
Societe BIC S.A.	1,753	215,219
Societe Generale S.A.	48,701	2,848,667
Sodexo	6,625	673,812
Suez Environnement Co.	22,682	407,130
Technip S.A.	6,959	671,383
Thales S.A.	6,811	439,795
Total S.A.	148,344	9,108,227
Unibail-Rodamco SE	6,973	1,793,606
Valeo S.A.	5,216	578,853
Vallourec S.A.	8,091	443,467
Veolia Environnement S.A.	23,240	380,370
Vinci S.A.	32,357	2,135,618
Vivendi S.A.	81,253	2,152,991
Wendel S.A.	2,267	331,055
Zodiac Aerospace (a)	2,442	434,316

		87,335,876

Germany—8.4%
Adidas AG	14,158	1,807,844
Allianz SE	31,630	5,682,864
Axel Springer SE (a)	3,006	193,495
BASF SE	63,713	6,805,137
Bayer AG	57,362	8,060,671
Bayerische Motoren Werke (BMW) AG	22,977	2,699,005
Beiersdorf AG	6,805	692,008
Brenntag AG	3,344	622,238
Celesio AG	5,900	187,004
Commerzbank AG (b)	66,178	1,068,272
Continental AG	7,824	1,719,143
Daimler AG	66,735	5,786,085
Deutsche Bank AG	70,259	3,357,795
Deutsche Boerse AG	12,868	1,070,293
Deutsche Lufthansa AG (b)	17,782	377,946
Deutsche Post AG	62,935	2,298,715
Deutsche Telekom AG	200,660	3,437,540
Deutsche Wohnen AG	20,600	400,443
E.ON SE	123,175	2,273,644
Fraport AG Frankfurt Airport Services Worldwide	2,305	173,589
Fresenius Medical Care AG & Co. KGaA	14,375	1,024,742
Fresenius SE & Co. KGaA	8,867	1,363,864
GEA Group AG	12,718	606,464
Hannover Rueck SE	3,778	326,826

See accompanying notes to financial statements.

MSF-5

Metropolitan Series Fund

MSCI EAFE Index Portfolio

Schedule of Investments as of December 31, 2013

Common Stocks—(Continued)

Security Description	Shares	Value

Germany—(Continued)
HeidelbergCement AG	9,200	$699,342
Henkel AG & Co. KGaA	8,633	901,522
Hochtief AG (a)	2,679	229,714
Hugo Boss AG	2,160	308,118
Infineon Technologies AG	73,323	784,268
K&S AG (a)	11,843	365,305
Kabel Deutschland Holding AG	1,650	214,451
Lanxess AG (a)	5,523	369,583
Linde AG	13,162	2,761,121
MAN SE	2,002	246,219
Merck KGaA	4,259	768,601
Metro AG	8,734	423,717
Muenchener Rueckversicherungs AG	12,534	2,766,943
OSRAM Licht AG (b)	5,409	306,210
ProSiebenSat.1 Media AG	12,850	638,500
RWE AG	34,949	1,280,130
SAP AG	63,917	5,489,211
Siemens AG	55,001	7,527,293
Sky Deutschland AG (b)	30,300	335,203
Suedzucker AG (a)	5,881	159,008
Telefonica Deutschland Holding AG	19,300	159,829
ThyssenKrupp AG (b)	26,592	649,843
United Internet AG	8,781	374,695
Volkswagen AG	1,873	508,373

		80,302,826

Hong Kong—2.8%
AIA Group, Ltd.	828,200	4,175,528
ASM Pacific Technology, Ltd. (a)	14,200	118,769
Bank of East Asia, Ltd. (a)	103,920	440,645
BOC Hong Kong Holdings, Ltd.	253,965	816,895
Cathay Pacific Airways, Ltd.	87,000	184,683
Cheung Kong Holdings, Ltd.	97,000	1,537,791
Cheung Kong Infrastructure Holdings, Ltd.	43,000	272,580
CLP Holdings, Ltd.	123,877	981,610
First Pacific Co., Ltd.	173,250	197,993
Galaxy Entertainment Group, Ltd. (b)	149,000	1,338,024
Hang Lung Properties, Ltd.	161,000	513,604
Hang Seng Bank, Ltd.	53,200	865,096
Henderson Land Development Co., Ltd.	73,700	421,405
HKT Trust / HKT, Ltd.	161,000	159,356
Hong Kong & China Gas Co., Ltd.	401,967	925,357
Hong Kong Exchanges and Clearing, Ltd.	73,400	1,229,075
Hopewell Holdings, Ltd.	25,000	84,864
Hutchison Whampoa, Ltd.	149,000	2,037,424
Hysan Development Co., Ltd.	45,000	194,046
Kerry Properties, Ltd.	46,500	161,595
Li & Fung, Ltd. (a)	429,600	556,289
Link REIT (The)	161,141	786,160
MGM China Holdings, Ltd.	71,200	305,879
MTR Corp., Ltd.	95,000	360,471
New World Development Co., Ltd.	261,531	331,829
Noble Group, Ltd.	263,909	224,596
NWS Holdings, Ltd.	93,000	141,766
Power Assets Holdings, Ltd.	99,549	793,795
Sands China, Ltd.	165,200	1,357,653

Hong Kong—(Continued)
Shangri-La Asia, Ltd.	109,540	214,139
Sino Land Co., Ltd.	193,600	265,165
SJM Holdings, Ltd.	141,000	475,598
Sun Hung Kai Properties, Ltd.	111,000	1,415,080
Swire Pacific, Ltd. - Class A	43,317	510,137
Swire Properties, Ltd.	83,600	211,462
Wharf Holdings, Ltd.	104,976	802,405
Wheelock & Co., Ltd.	68,000	313,438
Wynn Macau, Ltd.	104,000	476,194
Yue Yuen Industrial Holdings, Ltd.	50,500	168,977

		26,367,373

Ireland—0.7%
Bank of Ireland (a) (b)	1,438,800	501,523
CRH plc	51,353	1,304,923
Experian plc	72,050	1,330,010
James Hardie Industries plc	30,172	351,673
Kerry Group plc - Class A	11,180	778,138
Perrigo Co. plc	2,815	432,039
Shire plc	39,190	1,847,033

		6,545,339

Israel—0.4%
Bank Hapoalim B.M.	72,497	406,820
Bank Leumi Le-Israel B.M. (b)	101,093	413,406
Bezeq The Israeli Telecommunication Corp., Ltd.	178,026	301,830
Israel Chemicals, Ltd.	29,917	249,372
NICE Systems, Ltd.	5,213	213,617
Teva Pharmaceutical Industries, Ltd.	60,000	2,405,825

		3,990,870

Italy—2.0%
Assicurazioni Generali S.p.A.	82,143	1,955,393
Atlantia S.p.A. (a)	22,767	515,514
Banca Monte dei Paschi di Siena S.p.A. (a) (b)	345,338	83,962
Enel Green Power S.p.A.	152,537	385,062
Enel S.p.A.	449,278	1,971,528
ENI S.p.A.	176,421	4,272,767
Exor S.p.A.	6,830	272,740
Fiat S.p.A. (b)	59,813	491,705
Finmeccanica S.p.A. (b)	28,782	221,110
Intesa Sanpaolo S.p.A.	793,034	1,971,897
Luxottica Group S.p.A.	11,742	631,703
Mediobanca S.p.A. (b)	44,816	394,972
Pirelli & C S.p.A.	17,048	296,381
Prysmian S.p.A.	13,126	338,993
Saipem S.p.A.	18,391	397,678
Snam S.p.A.	138,413	777,122
Telecom Italia S.p.A.	668,281	666,100
Telecom Italia S.p.A. - Risparmio Shares	360,593	283,632
Terna Rete Elettrica Nazionale S.p.A.	118,746	597,773
UniCredit S.p.A.	296,069	2,208,224
Unione di Banche Italiane SCPA	56,320	385,235

		19,119,491

See accompanying notes to financial statements.

MSF-6

Metropolitan Series Fund

MSCI EAFE Index Portfolio

Schedule of Investments as of December 31, 2013

Common Stocks—(Continued)

Security Description	Shares	Value

Japan—20.1%
Advantest Corp. (a)	11,800	$147,211
Aeon Co., Ltd.	41,000	557,105
AEON Financial Service Co., Ltd. (a)	5,000	134,606
Aeon Mall Co., Ltd.	6,800	191,426
Air Water, Inc.	10,000	135,910
Aisin Seiki Co., Ltd.	13,000	530,040
Ajinomoto Co., Inc.	44,000	638,828
Alfresa Holdings Corp.	3,000	149,332
Amada Co., Ltd.	27,000	239,114
ANA Holdings, Inc. (a)	84,000	168,115
Aozora Bank, Ltd. (a)	77,000	218,609
Asahi Glass Co., Ltd. (a)	72,000	448,887
Asahi Group Holdings, Ltd.	25,800	729,453
Asahi Kasei Corp.	97,000	761,754
Asics Corp.	11,000	188,254
Astellas Pharma, Inc.	30,000	1,781,039
Bank of Kyoto, Ltd. (The)	22,000	184,462
Bank of Yokohama, Ltd. (The)	83,000	464,336
Benesse Holdings, Inc.	5,000	201,230
Bridgestone Corp. (a)	47,200	1,792,862
Brother Industries, Ltd.	16,400	224,976
Calbee, Inc. (a)	4,000	97,510
Canon, Inc. (a)	78,400	2,500,372
Casio Computer Co., Ltd.	16,900	207,540
Central Japan Railway Co.	10,400	1,229,022
Chiba Bank, Ltd. (The)	46,000	311,477
Chiyoda Corp.	11,000	160,405
Chubu Electric Power Co., Inc.	47,800	619,049
Chugai Pharmaceutical Co., Ltd. (a)	15,100	334,971
Chugoku Bank, Ltd. (The)	12,000	152,686
Chugoku Electric Power Co., Inc. (The)	23,700	369,704
Citizen Holdings Co., Ltd.	19,800	167,527
Credit Saison Co., Ltd.	10,500	277,476
Dai Nippon Printing Co., Ltd.	40,000	425,886
Dai-ichi Life Insurance Co., Ltd. (The)	57,300	962,254
Daicel Corp.	22,000	179,638
Daihatsu Motor Co., Ltd.	14,000	237,948
Daiichi Sankyo Co., Ltd.	45,200	829,652
Daikin Industries, Ltd.	16,800	1,050,424
Dainippon Sumitomo Pharma Co., Ltd.	12,000	188,368
Daito Trust Construction Co., Ltd.	5,000	468,350
Daiwa House Industry Co., Ltd.	41,000	795,318
Daiwa Securities Group, Inc.	112,000	1,123,827
Dena Co., Ltd. (a)	6,700	141,352
Denso Corp.	33,900	1,795,890
Dentsu, Inc.	15,200	624,270
Don Quijote Holdings Co., Ltd.	4,100	249,398
East Japan Railway Co.	23,000	1,839,127
Eisai Co., Ltd.	18,200	706,911
Electric Power Development Co., Ltd.	8,800	257,140
FamilyMart Co., Ltd. (a)	4,300	196,861
FANUC Corp.	13,100	2,406,919
Fast Retailing Co., Ltd.	3,700	1,534,404
Fuji Electric Co., Ltd.	43,000	201,816
Fuji Heavy Industries, Ltd.	42,000	1,208,841
FUJIFILM Holdings Corp.	32,600	927,536
Fujitsu, Ltd. (b)	135,000	700,298

Japan—(Continued)
Fukuoka Financial Group, Inc.	53,000	233,273
GungHo Online Entertainment, Inc. (a) (b)	25,400	183,649
Gunma Bank, Ltd. (The)	26,000	145,720
Hachijuni Bank, Ltd. (The)	30,000	175,500
Hakuhodo DY Holdings, Inc.	17,460	135,781
Hamamatsu Photonics KK	4,800	192,676
Hankyu Hanshin Holdings, Inc.	83,000	449,911
Hino Motors, Ltd.	19,000	300,026
Hirose Electric Co., Ltd.	2,200	314,227
Hiroshima Bank, Ltd. (The)	38,000	157,852
Hisamitsu Pharmaceutical Co., Inc.	4,700	237,253
Hitachi Construction Machinery Co., Ltd. (a)	6,400	137,347
Hitachi Metals, Ltd.	13,000	184,285
Hitachi, Ltd.	337,000	2,560,033
Hokkaido Electric Power Co., Inc. (a) (b)	13,000	149,923
Hokuhoku Financial Group, Inc.	85,000	170,015
Hokuriku Electric Power Co.	12,000	163,303
Honda Motor Co., Ltd.	113,300	4,681,924
Hoya Corp.	30,100	839,376
Hulic Co., Ltd.	18,600	276,565
Ibiden Co., Ltd.	8,300	155,665
Idemitsu Kosan Co., Ltd.	6,400	146,007
IHI Corp.	99,000	428,908
Iida Group Holdings Co., Ltd. (b)	9,100	181,991
Inpex Corp.	63,200	811,903
Isetan Mitsukoshi Holdings, Ltd.	22,600	322,877
Isuzu Motors, Ltd.	84,000	524,750
ITOCHU Corp.	106,000	1,314,463
Iyo Bank, Ltd. (The)	17,000	167,261
J Front Retailing Co., Ltd.	30,000	227,966
Japan Airlines Co., Ltd.	4,200	207,621
Japan Exchange Group, Inc.	18,500	527,758
Japan Prime Realty Investment Corp. (a)	49	157,281
Japan Real Estate Investment Corp. (REIT)	80	429,984
Japan Retail Fund Investment Corp. (REIT) (a)	135	275,437
Japan Tobacco, Inc.	78,400	2,555,883
JFE Holdings, Inc.	35,500	848,135
JGC Corp.	14,000	550,954
Joyo Bank, Ltd. (The)	54,000	276,848
JSR Corp.	11,300	219,537
JTEKT Corp.	11,600	198,694
JX Holdings, Inc.	163,100	841,392
Kajima Corp.	59,000	222,489
Kakaku.com, Inc.	11,000	193,816
Kamigumi Co., Ltd.	17,000	156,377
Kansai Electric Power Co., Inc. (The) (b)	55,000	634,293
Kansai Paint Co., Ltd.	15,000	222,673
Kao Corp.	36,500	1,151,811
Kawasaki Heavy Industries, Ltd.	96,000	404,321
KDDI Corp.	36,600	2,261,692
Keikyu Corp. (a)	36,000	298,107
Keio Corp.	45,000	301,277
Keisei Electric Railway Co., Ltd.	20,000	184,729
Keyence Corp.	3,300	1,415,990
Kikkoman Corp.	12,000	227,783
Kintetsu Corp. (a)	121,120	425,631
Kirin Holdings Co., Ltd. (a)	62,000	894,813

See accompanying notes to financial statements.

MSF-7

Metropolitan Series Fund

MSCI EAFE Index Portfolio

Schedule of Investments as of December 31, 2013

Common Stocks—(Continued)

Security Description	Shares	Value

Japan—(Continued)
Kobe Steel, Ltd. (a) (b)	177,000	$304,028
Komatsu, Ltd.	63,800	1,301,177
Konami Corp. (a)	8,300	192,547
Konica Minolta, Inc.	37,000	371,631
Kubota Corp.	74,000	1,229,243
Kuraray Co., Ltd.	24,500	292,870
Kurita Water Industries, Ltd.	7,100	147,678
Kyocera Corp.	22,200	1,112,604
Kyowa Hakko Kirin Co., Ltd. (a)	20,000	221,003
Kyushu Electric Power Co., Inc. (b)	28,400	363,594
Lawson, Inc. (a)	4,900	367,492
LIXIL Group Corp.	18,800	517,303
M3, Inc.	53	133,220
Makita Corp.	7,200	379,604
Marubeni Corp.	113,000	814,752
Marui Group Co., Ltd.	16,000	163,163
Mazda Motor Corp. (b)	180,000	935,093
MEIJI Holdings Co., Ltd.	5,100	328,926
Miraca Holdings, Inc.	4,000	189,028
Mitsubishi Chemical Holdings Corp. (a)	95,500	442,731
Mitsubishi Corp.	101,300	1,948,022
Mitsubishi Electric Corp.	136,000	1,713,709
Mitsubishi Estate Co., Ltd.	88,000	2,642,224
Mitsubishi Gas Chemical Co., Inc.	26,000	191,996
Mitsubishi Heavy Industries, Ltd.	204,000	1,266,909
Mitsubishi Logistics Corp. (a)	9,000	143,024
Mitsubishi Materials Corp.	79,000	292,575
Mitsubishi Motors Corp. (a) (b)	31,999	346,098
Mitsubishi Tanabe Pharma Corp.	15,000	209,510
Mitsubishi UFJ Financial Group, Inc.	885,188	5,864,331
Mitsubishi UFJ Lease & Finance Co., Ltd.	41,500	255,699
Mitsui & Co., Ltd.	125,717	1,756,459
Mitsui Chemicals, Inc.	57,000	138,068
Mitsui Fudosan Co., Ltd.	58,000	2,096,270
Mitsui OSK Lines, Ltd.	75,000	339,148
Mizuho Financial Group, Inc.	1,577,400	3,422,994
MS&AD Insurance Group Holdings	34,300	924,572
Murata Manufacturing Co., Ltd.	14,100	1,255,879
Nabtesco Corp.	7,000	161,972
Namco Bandai Holdings, Inc.	12,500	278,228
NEC Corp.	166,000	375,471
NGK Insulators, Ltd.	17,000	324,529
NGK Spark Plug Co., Ltd.	16,000	380,178
NHK Spring Co., Ltd.	12,000	135,903
Nidec Corp. (a)	7,200	707,463
Nikon Corp.	23,100	442,576
Nintendo Co., Ltd. (a)	7,500	1,004,836
Nippon Building Fund, Inc. (REIT) (a)	94	548,261
Nippon Electric Glass Co., Ltd.	28,000	147,436
Nippon Express Co., Ltd.	59,000	286,681
Nippon Meat Packers, Inc.	14,000	241,049
Nippon Paint Co., Ltd.	13,000	216,788
Nippon Prologis REIT, Inc.	17	162,846
Nippon Steel Sumitomo Metal Corp.	530,000	1,781,253
Nippon Telegraph & Telephone Corp.	26,100	1,407,609
Nippon Yusen KK	101,000	323,891
Nissan Motor Co., Ltd.	174,800	1,474,405

Japan—(Continued)
Nisshin Seifun Group, Inc. (a)	14,300	148,262
Nissin Foods Holdings Co., Ltd. (a)	4,700	198,931
Nitori Holdings Co., Ltd.	2,650	251,785
Nitto Denko Corp.	12,800	542,936
NKSJ Holdings, Inc.	22,699	634,387
Nomura Holdings, Inc.	253,100	1,962,685
Nomura Real Estate Holdings, Inc.	7,000	158,101
Nomura Research Institute, Ltd.	6,200	195,905
NSK, Ltd. (a)	30,000	375,137
NTT Data Corp.	7,600	281,784
NTT DoCoMo, Inc.	106,500	1,753,224
Obayashi Corp.	45,000	257,112
Odakyu Electric Railway Co., Ltd. (a)	44,000	399,607
OJI Holdings Corp.	68,000	350,112
Olympus Corp. (b)	16,000	508,455
Omron Corp.	13,600	603,110
Ono Pharmaceutical Co., Ltd.	6,400	561,576
Oriental Land Co., Ltd.	3,400	491,228
ORIX Corp.	87,300	1,540,809
Osaka Gas Co., Ltd.	127,000	500,077
Otsuka Corp. (a)	1,200	153,466
Otsuka Holdings Co., Ltd.	26,000	752,351
Panasonic Corp.	154,900	1,809,256
Rakuten, Inc. (a)	49,500	737,921
Resona Holdings, Inc.	132,700	678,165
Ricoh Co., Ltd.	45,000	481,125
Rinnai Corp.	2,800	218,650
Rohm Co., Ltd.	6,700	327,369
Sankyo Co., Ltd.	3,600	166,435
Sanrio Co., Ltd. (a)	3,400	143,576
Santen Pharmaceutical Co., Ltd.	5,500	257,207
SBI Holdings, Inc.	19,011	289,090
Secom Co., Ltd.	15,800	956,002
Sega Sammy Holdings, Inc.	13,300	339,851
Sekisui Chemical Co., Ltd.	28,000	344,872
Sekisui House, Ltd.	36,000	505,056
Seven & I Holdings Co., Ltd.	53,100	2,118,832
Seven Bank, Ltd.	43,000	168,578
Sharp Corp. (b)	103,000	327,945
Shikoku Electric Power Co., Inc. (b)	15,100	226,924
Shimadzu Corp.	17,000	148,331
Shimamura Co., Ltd.	1,400	131,600
Shimano, Inc.	5,600	482,662
Shimizu Corp.	37,000	187,478
Shin-Etsu Chemical Co., Ltd.	27,800	1,628,727
Shinsei Bank, Ltd.	100,000	245,201
Shionogi & Co., Ltd.	19,400	422,281
Shiseido Co., Ltd. (a)	29,300	472,736
Shizuoka Bank, Ltd. (The)	41,000	439,455
Showa Denko KK (a)	129,000	183,273
Showa Shell Sekiyu KK (a)	14,000	142,613
SMC Corp.	3,700	936,436
SoftBank Corp.	66,800	5,867,284
Sojitz Corp.	113,600	202,692
Sony Corp. (a)	70,600	1,221,775
Sony Financial Holdings, Inc.	12,800	233,631
Stanley Electric Co., Ltd.	11,800	270,948

See accompanying notes to financial statements.

MSF-8

Metropolitan Series Fund

MSCI EAFE Index Portfolio

Schedule of Investments as of December 31, 2013

Common Stocks—(Continued)

Security Description	Shares	Value

Japan—(Continued)
Sumitomo Chemical Co., Ltd.	109,000	$428,417
Sumitomo Corp.	81,000	1,020,832
Sumitomo Electric Industries, Ltd.	56,334	943,242
Sumitomo Heavy Industries, Ltd.	39,000	180,064
Sumitomo Metal Mining Co., Ltd.	40,000	525,508
Sumitomo Mitsui Financial Group, Inc.	88,500	4,579,188
Sumitomo Mitsui Trust Holdings, Inc.	232,262	1,229,408
Sumitomo Realty & Development Co., Ltd.	25,000	1,248,509
Sumitomo Rubber Industries, Ltd.	12,500	178,346
Suntory Beverage & Food, Ltd.	8,400	268,339
Suruga Bank, Ltd.	13,000	234,107
Suzuken Co., Ltd.	5,300	171,990
Suzuki Motor Corp.	26,200	707,085
Sysmex Corp.	6,200	366,921
T&D Holdings, Inc.	38,800	544,569
Taiheiyo Cement Corp.	82,000	315,818
Taisei Corp. (a)	69,000	314,899
Taisho Pharmaceutical Holdings Co., Ltd.	3,000	206,744
Takashimaya Co., Ltd.	19,000	190,054
Takeda Pharmaceutical Co., Ltd.	54,200	2,492,918
TDK Corp.	8,400	404,024
Teijin, Ltd.	66,000	147,349
Terumo Corp.	10,800	522,752
THK Co., Ltd.	7,700	192,799
Tobu Railway Co., Ltd.	73,000	354,955
Toho Co., Ltd.	8,500	187,431
Toho Gas Co., Ltd. (a)	31,000	151,330
Tohoku Electric Power Co., Inc. (b)	29,800	336,153
Tokio Marine Holdings, Inc.	49,400	1,657,983
Tokyo Electric Power Co., Inc. (a) (b)	97,600	480,880
Tokyo Electron, Ltd.	12,400	685,350
Tokyo Gas Co., Ltd.	170,000	839,313
Tokyo Tatemono Co., Ltd. (a)	29,000	323,684
Tokyu Corp.	76,000	494,476
Tokyu Fudosan Holdings Corp. (b)	37,000	349,832
TonenGeneral Sekiyu KK (a)	18,000	165,516
Toppan Printing Co., Ltd.	41,000	329,099
Toray Industries, Inc.	111,000	770,564
Toshiba Corp.	283,000	1,193,257
TOTO, Ltd. (a)	19,000	302,219
Toyo Seikan Group Holdings, Ltd.	10,200	220,007
Toyo Suisan Kaisha, Ltd.	6,000	180,736
Toyota Industries Corp.	12,600	570,597
Toyota Motor Corp.	191,400	11,669,879
Toyota Tsusho Corp.	14,200	353,328
Trend Micro, Inc. (a)	7,000	245,803
Ube Industries, Ltd.	68,000	145,859
Unicharm Corp.	7,600	434,688
United Urban Investment Corp.	167	240,667
USS Co., Ltd.	16,600	228,503
West Japan Railway Co.	11,700	508,757
Yahoo Japan Corp.	101,500	566,472
Yakult Honsha Co., Ltd.	6,300	319,129
Yamada Denki Co., Ltd. (a)	55,900	183,267
Yamaguchi Financial Group, Inc. (a)	15,000	139,377
Yamaha Corp.	11,000	175,288
Yamaha Motor Co., Ltd.	17,800	267,985

Japan—(Continued)
Yamato Holdings Co., Ltd.	27,000	547,668
Yaskawa Electric Corp.	18,000	286,022
Yokogawa Electric Corp.	16,300	251,286
Yokohama Rubber Co., Ltd. (The)	15,000	148,073

		192,094,353

Luxembourg—0.2%
ArcelorMittal	66,772	1,195,765
RTL Group S.A. (b)	2,700	349,514
Tenaris S.A. (a)	32,705	715,945

		2,261,224

Netherlands—3.1%
Aegon NV	117,488	1,111,005
Akzo Nobel NV	16,759	1,302,429
ASML Holding NV	24,785	2,331,245
CNH Industrial NV (b)	61,911	708,212
Corio NV	4,074	183,190
Delta Lloyd NV	13,121	326,966
European Aeronautic Defence and Space Co. NV	40,799	3,149,845
Fugro NV	4,445	266,329
Gemalto NV (a)	5,659	623,903
Heineken Holding NV	6,283	399,103
Heineken NV	16,408	1,112,846
ING Groep NV (b)	262,304	3,673,968
Koninklijke Ahold NV	72,518	1,304,219
Koninklijke Boskalis Westminster NV	6,001	318,705
Koninklijke DSM NV	10,134	800,001
Koninklijke KPN NV (b)	230,706	747,533
Koninklijke Philips NV	65,768	2,428,377
Koninklijke Vopak NV	4,391	257,688
OCI (b)	6,200	279,910
QIAGEN NV (b)	14,898	348,133
Randstad Holding NV	9,402	611,475
Reed Elsevier NV	48,042	1,022,440
STMicroelectronics NV (a)	44,693	360,628
TNT Express NV	24,146	224,958
Unilever NV	112,970	4,568,657
Wolters Kluwer NV	20,745	594,670
Ziggo NV	11,596	531,569

		29,588,004

New Zealand—0.1%
Auckland International Airport, Ltd.	110,236	320,332
Fletcher Building, Ltd.	46,652	325,156
Ryman Healthcare, Ltd.	29,900	193,030
Telecom Corp. of New Zealand, Ltd. (a)	132,317	251,144

		1,089,662

Norway—0.8%
Aker Solutions ASA	11,775	210,471
DNB ASA	66,462	1,190,777
Gjensidige Forsikring ASA	14,357	274,010
Norsk Hydro ASA (a)	92,923	415,291

See accompanying notes to financial statements.

MSF-9

Metropolitan Series Fund

MSCI EAFE Index Portfolio

Schedule of Investments as of December 31, 2013

Common Stocks—(Continued)

Security Description	Shares	Value

Norway—(Continued)
Orkla ASA	54,230	$423,744
Seadrill, Ltd.	27,606	1,131,231
Statoil ASA	75,596	1,835,749
Subsea 7 S.A.	18,500	354,642
Telenor ASA	45,452	1,085,107
Yara International ASA (a)	12,261	529,579

		7,450,601

Portugal—0.2%
Banco Espirito Santo S.A. (b)	142,170	203,723
EDP - Energias de Portugal S.A. (a)	131,492	483,802
Galp Energia SGPS S.A.	24,066	395,779
Jeronimo Martins SGPS S.A. (a)	16,641	326,142
Portugal Telecom SGPS S.A. (a)	48,993	213,522

		1,622,968

Singapore—1.4%
Ascendas Real Estate Investment Trust	141,000	246,176
CapitaCommercial Trust (REIT) (a)	143,000	164,463
CapitaLand, Ltd.	174,000	418,706
CapitaMall Trust (REIT)	153,200	231,582
CapitaMalls Asia, Ltd.	101,000	157,289
City Developments, Ltd. (a)	34,000	259,237
ComfortDelGro Corp., Ltd.	153,000	243,743
DBS Group Holdings, Ltd.	115,467	1,568,607
Genting Singapore plc	418,200	496,732
Global Logistic Properties, Ltd.	212,000	486,182
Golden Agri-Resources, Ltd.	492,569	213,030
Hutchison Port Holdings Trust - Class U	350,000	236,396
Jardine Cycle & Carriage, Ltd.	8,000	228,474
Keppel Corp., Ltd.	102,700	912,577
Keppel Land, Ltd.	54,000	143,376
Oversea-Chinese Banking Corp., Ltd.	179,880	1,455,412
Sembcorp Industries, Ltd.	71,000	309,143
Sembcorp Marine, Ltd. (a)	63,000	222,565
Singapore Airlines, Ltd. (a)	36,940	304,964
Singapore Exchange, Ltd.	56,000	322,752
Singapore Press Holdings, Ltd. (a)	107,250	350,636
Singapore Technologies Engineering, Ltd.	130,000	408,953
Singapore Telecommunications, Ltd.	557,820	1,620,527
StarHub, Ltd.	44,000	149,821
United Overseas Bank, Ltd.	88,392	1,489,505
UOL Group, Ltd.	33,000	161,989
Wilmar International, Ltd. (a)	130,000	352,679

		13,155,516

Spain—3.2%
Abertis Infraestructuras S.A.	28,628	638,650
ACS Actividades de Construccion y Servicios S.A.	10,111	351,069
Amadeus IT Holding S.A. - A Shares (a)	26,116	1,120,485
Banco Bilbao Vizcaya Argentaria S.A.	400,349	4,968,592
Banco de Sabadell S.A. (a)	245,068	641,577
Banco Popular Espanol S.A. (b)	90,004	544,307
Banco Santander S.A.	791,812	7,157,241
Bankia S.A. (a) (b)	281,294	483,268

Spain—(Continued)
CaixaBank	121,181	632,635
Distribuidora Internacional de Alimentacion S.A.	40,028	358,679
Enagas S.A.	15,504	406,539
Ferrovial S.A.	28,234	549,980
Gas Natural SDG S.A.	24,586	635,439
Grifols S.A.	9,470	454,400
Iberdrola S.A.	316,189	2,025,612
Inditex S.A.	15,081	2,499,535
International Consolidated Airlines Group S.A. - Class DI (b)	56,287	375,551
Mapfre S.A. (a)	74,474	320,195
Red Electrica Corp. S.A. (a)	6,689	447,905
Repsol S.A.	57,722	1,460,801
Telefonica S.A.	284,361	4,649,671
Zardoya Otis S.A. (a)	9,160	165,943

		30,888,074

Sweden—3.1%
Alfa Laval AB	20,852	537,158
Assa Abloy AB - Class B	23,170	1,230,176
Atlas Copco AB - A Shares	47,637	1,330,516
Atlas Copco AB - B Shares	26,827	684,112
Boliden AB	18,744	288,624
Electrolux AB - Series B (a)	17,118	451,302
Elekta AB - B Shares (a)	26,324	404,432
Getinge AB - B Shares	13,484	463,165
Hennes & Mauritz AB - B Shares	67,689	3,132,450
Hexagon AB - B Shares	17,090	542,796
Husqvarna AB - B Shares (a)	25,677	155,284
Industrivarden AB - C Shares	8,655	165,265
Investment AB Kinnevik - B Shares	14,418	670,171
Investor AB - B Shares	31,588	1,091,514
Lundin Petroleum AB (b)	16,017	313,090
Millicom International Cellular S.A. (a)	5,384	537,231
Nordea Bank AB	209,876	2,846,031
Sandvik AB	73,011	1,034,981
Scania AB - B Shares	21,772	428,264
Securitas AB - B Shares	21,462	229,021
Skandinaviska Enskilda Banken AB - Class A	103,979	1,377,613
Skanska AB - B Shares	23,981	493,100
SKF AB - B Shares	26,654	700,498
Svenska Cellulosa AB - B Shares	40,587	1,255,780
Svenska Handelsbanken AB - A Shares	34,300	1,696,765
Swedbank AB - A Shares	61,954	1,750,264
Swedish Match AB	14,499	466,887
Tele2 AB - B Shares	21,032	238,937
Telefonaktiebolaget LM Ericsson - B Shares	209,117	2,564,467
TeliaSonera AB	162,992	1,361,337
Volvo AB - B Shares	103,330	1,364,017

		29,805,248

Switzerland—8.7%
ABB, Ltd. (b)	151,669	4,019,167
Actelion, Ltd. (b)	7,563	643,071
Adecco S.A. (b)	8,604	685,408
Aryzta AG (b)	5,635	434,494

See accompanying notes to financial statements.

MSF-10

Metropolitan Series Fund

MSCI EAFE Index Portfolio

Schedule of Investments as of December 31, 2013

Common Stocks—(Continued)

Security Description	Shares	Value

Switzerland—(Continued)
Baloise Holding AG	3,194	$409,307
Barry Callebaut AG (a) (b)	132	166,100
Cie Financiere Richemont S.A.	36,003	3,613,719
Coca-Cola HBC AG (b)	13,800	403,207
Credit Suisse Group AG (b)	106,196	3,270,312
EMS-Chemie Holding AG	579	206,954
Geberit AG	2,659	815,882
Givaudan S.A. (b)	558	801,850
Holcim, Ltd. (b)	16,305	1,229,585
Julius Baer Group, Ltd. (b)	15,588	753,927
Kuehne & Nagel International AG	4,135	545,487
Lindt & Spruengli AG	7	378,627
Lindt & Spruengli AG (Participation Certifcate)	55	248,663
Lonza Group AG (b)	3,152	300,949
Nestle S.A.	223,685	16,470,107
Novartis AG	159,564	12,808,749
Pargesa Holding S.A.	1,694	137,245
Partners Group Holding AG	1,228	328,627
Roche Holding AG	48,734	13,702,441
Schindler Holding AG	4,650	688,252
SGS S.A.	367	850,165
Sika AG	137	488,654
Sonova Holding AG (b)	3,130	423,223
Sulzer AG	1,649	267,564
Swatch Group AG (The)	5,323	1,768,597
Swiss Life Holding AG (b)	2,159	450,717
Swiss Prime Site AG (b)	3,833	298,286
Swiss Re AG (b)	24,745	2,294,232
Swisscom AG	1,507	799,335
Syngenta AG	6,383	2,552,223
Transocean, Ltd.	24,746	1,214,988
UBS AG (b)	252,938	4,833,179
Wolseley plc	18,912	1,074,170
Zurich Insurance Group AG (b)	10,297	3,003,431

		83,380,894

United Kingdom—20.6%
3i Group plc	63,549	405,509
Aberdeen Asset Management plc (a)	61,345	510,962
Admiral Group plc (a)	16,009	347,559
Aggreko plc (a)	18,556	525,719
AMEC plc	19,387	350,170
Anglo American plc	95,352	2,095,866
Antofagasta plc	26,957	369,940
ARM Holdings plc	94,583	1,720,406
Associated British Foods plc	24,859	1,007,251
AstraZeneca plc	86,000	5,102,102
Aviva plc	205,068	1,528,210
Babcock International Group plc	24,050	539,912
BAE Systems plc	224,576	1,623,296
Barclays plc	1,059,500	4,794,672
BG Group plc	236,047	5,087,792
BHP Billiton plc	146,472	4,542,276
BP plc	1,312,137	10,631,234
British American Tobacco plc	133,028	7,138,777
British Land Co. plc	62,096	647,338

United Kingdom—(Continued)
British Sky Broadcasting Group plc	73,819	1,032,764
BT Group plc	549,280	3,459,094
Bunzl plc	22,401	538,406
Burberry Group plc	32,742	822,752
Capita Group plc	48,717	838,184
Carnival plc	12,088	499,273
Centrica plc	369,393	2,127,737
Cobham plc	73,272	333,277
Compass Group plc	126,746	2,032,590
Croda International plc	9,658	393,346
Diageo plc	174,086	5,751,313
Direct Line Insurance Group plc	77,733	321,875
easyJet plc (a)	10,815	275,397
Fresnillo plc	11,783	146,133
G4S plc	106,542	463,551
GKN plc	107,131	663,317
GlaxoSmithKline plc	336,884	8,986,874
GlencoreXstrata plc (b)	735,853	3,826,041
Hammerson plc	56,484	469,843
Hargreaves Lansdown plc	16,913	380,380
HSBC Holdings plc	1,291,727	14,170,081
ICAP plc	36,213	271,371
IMI plc	22,920	581,037
Imperial Tobacco Group plc	66,898	2,596,720
Inmarsat plc	28,473	356,763
InterContinental Hotels Group plc	20,173	672,941
Intertek Group plc	10,631	554,743
Intu Properties plc (a)	48,962	251,821
Invensys plc (a)	53,428	450,908
Investec plc	41,855	303,573
J Sainsbury plc	85,611	518,688
Johnson Matthey plc	13,894	756,658
Kingfisher plc	164,859	1,054,110
Land Securities Group plc	52,350	835,874
Legal & General Group plc	410,178	1,513,786
Lloyds Banking Group plc (b)	3,451,816	4,512,589
London Stock Exchange Group plc	12,221	350,901
Marks & Spencer Group plc	118,772	853,902
Meggitt plc	55,862	489,403
Melrose Industries plc	85,700	434,196
National Grid plc	254,654	3,328,014
Next plc	11,690	1,055,459
Old Mutual plc	337,381	1,057,397
Pearson plc	56,693	1,259,467
Persimmon plc (b)	20,663	424,571
Petrofac, Ltd.	17,337	351,905
Prudential plc	177,484	3,972,991
Randgold Resources, Ltd.	6,351	398,568
Reckitt Benckiser Group plc	44,859	3,572,169
Reed Elsevier plc	81,102	1,209,075
Resolution, Ltd.	99,349	584,433
Rexam plc	51,922	456,643
Rio Tinto plc	88,154	4,975,386
Rolls-Royce Holdings plc (b)	130,394	2,762,185
Royal Bank of Scotland Group plc (b)	147,994	833,296
Royal Dutch Shell plc - A Shares	263,389	9,461,148
Royal Dutch Shell plc - B Shares	173,340	6,524,408

See accompanying notes to financial statements.

MSF-11

Metropolitan Series Fund

MSCI EAFE Index Portfolio

Schedule of Investments as of December 31, 2013

Common Stocks—(Continued)

Security Description	Shares	Value

United Kingdom—(Continued)
RSA Insurance Group plc	233,187	$353,201
SABMiller plc	67,875	3,496,077
Sage Group plc (The)	79,455	532,919
Schroders plc	6,754	291,686
Segro plc	61,844	342,290
Serco Group plc	34,317	283,653
Severn Trent plc	16,575	468,174
Smith & Nephew plc	66,221	944,560
Smiths Group plc	25,680	631,587
SSE plc	67,077	1,525,643
Standard Chartered plc	165,795	3,736,337
Standard Life plc	174,865	1,042,161
Tate & Lyle plc	33,576	450,296
TESCO plc	553,815	3,067,711
Travis Perkins plc	16,708	520,135
TUI Travel plc	32,223	220,647
Tullow Oil plc	61,905	879,218
Unilever plc	88,241	3,620,146
United Utilities Group plc	48,207	537,569
Vodafone Group plc	3,341,896	13,139,619
Weir Group plc (The)	13,923	492,088
Whitbread plc	12,742	792,105
William Hill plc	58,853	391,842
WM Morrison Supermarkets plc	166,578	721,546
WPP plc	91,344	2,096,532

		196,666,060

Total Common Stocks (Cost $742,544,736)		912,456,322

Investment Company Security—3.1%

United States—3.1%
iShares MSCI EAFE ETF (c) (Cost $28,187,904)	446,100	29,915,466

Preferred Stocks—0.6%

Germany—0.6%
Bayerische Motoren Werke (BMW) AG	3,505	299,936
Fuchs Petrolub SE (a)	2,450	240,142
Henkel AG & Co. KGaA	12,771	1,483,999
Porsche Automobil Holding SE	10,260	1,072,562
Volkswagen AG	9,896	2,784,839

Total Preferred Stocks (Cost $2,663,214)		5,881,478

Rights—0.0%

Spain—0.0%
Repsol S.A., Expires 01/09/14 (a) (b) (Cost $37,639)	57,722	39,451

Short-Term Investments—4.5%
Security Description	Shares/ Principal Amount*	Value

Discount Notes—0.4%
Federal Home Loan Bank 0.046%, 01/06/14 (d)	350,000	$349,998
0.051%, 01/22/14 (d)	500,000	499,985
0.066%, 01/22/14 (d)	650,000	649,975
0.076%, 03/21/14 (d)	1,825,000	1,824,700

		3,324,658

Mutual Fund—3.6%
State Street Navigator Securities Lending MET Portfolio (e)	34,172,485	34,172,485

U.S. Treasury—0.5%
U.S. Treasury Bills 0.051%, 05/15/14 (d)	325,000	324,940
0.077%, 05/15/14 (d)	700,000	699,803
0.077%, 05/15/14 (d)	200,000	199,943
0.078%, 05/15/14 (d)	200,000	199,943
0.084%, 05/15/14 (d)	150,000	149,954
0.086%, 05/15/14 (d)	350,000	349,889
0.088%, 05/15/14 (d)	700,000	699,773
0.093%, 05/15/14 (d)	2,075,000	2,074,290

		4,698,535

Total Short-Term Investments (Cost $42,195,678)		42,195,678

Total Investments—103.7% (Cost $815,629,171)(f)		990,488,395
Other assets and liabilities (net)—(3.7)%		(34,959,459)

Net Assets—100.0%		$955,528,936

*	Principal amount stated in U.S. dollars unless otherwise noted.
(a)	All or a portion of the security was held on loan. As of December 31, 2013, the market value of securities loaned was $32,762,132 and the collateral received consisted of cash in the amount of $34,172,485 and non-cash collateral with a value of $527,749. The cash collateral is invested in a money market fund managed by an affiliate of the custodian. The non-cash collateral received consists primarily of government securities and bank letters of credit, and is held for the benefit of the Portfolio at the Portfolio’s custodian. The Portfolio cannot repledge or resell this collateral. As such, this collateral is excluded from the Statement of Assets and Liabilities.
(b)	Non-income producing security.
(c)	All or a portion of the security was pledged as collateral against open futures contracts. As of December 31, 2013, the market value of securities pledged was $670,900.
(d)	The rate shown represents the discount rate at the time of purchase by the Portfolio.
(e)	Represents investment of cash collateral received from securities lending transactions.
(f)	As of December 31, 2013, the aggregate cost of investments for federal income tax purposes was $826,109,775. The aggregate unrealized appreciation and depreciation of investments were $250,249,634 and $(85,871,014), respectively, resulting in net unrealized appreciation of $164,378,620 for federal income tax purposes.
(ETF)—	Exchange-Traded Fund
(REIT)—	A Real Estate Investment Trust is a pooled investment vehicle that invests primarily in income-producing real estate or real estate related loans or interest.

See accompanying notes to financial statements.

MSF-12

Metropolitan Series Fund

MSCI EAFE Index Portfolio

Schedule of Investments as of December 31, 2013

Portfolio Composition as of December 31, 2013

Ten Largest Industries as of December 31, 2013 (Unaudited)	% of Net Assets
Commercial Banks	12.8
Pharmaceuticals	8.2
Oil, Gas & Consumable Fuels	5.9
Insurance	5.1
Automobiles	3.8
Food Products	3.6
Metals & Mining	3.6
Chemicals	3.2
Diversified Telecommunication Services	3.0
Machinery	2.6

Futures Contracts

Futures Contracts—Long	Expiration Date	Number of Contracts	Notional Amount		Unrealized Appreciation
MSCI EAFE E-Mini Index Futures	03/21/14	50	USD	4,586,252	$208,248

(USD)—	United States Dollar

See accompanying notes to financial statements.

MSF-13

Metropolitan Series Fund

MSCI EAFE Index Portfolio

Schedule of Investments as of December 31, 2013

Fair Value Hierarchy

Accounting principles generally accepted in the United States of America (“GAAP”) define fair market value as the price that the Portfolio would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. It establishes a fair value hierarchy that prioritizes inputs to valuation methods and requires disclosure of the fair value hierarchy that segregates fair value measurements into three levels. Levels 1, 2 and 3 of the fair value hierarchy are defined as follows:

Level 1- unadjusted quoted prices in active markets for identical investments

Level 2- other significant observable inputs (including, but not limited to, unadjusted quoted prices for similar investments in markets that are either active or inactive; inputs other than quoted prices that are observable such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks, default rates, etc.)

Level 3- significant unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are unavailable (including the Portfolio’s own assumptions in determining the fair value of investments)

The inputs or methodologies used for valuing investments are not necessarily an indication of the risk associated with investing in them. Changes to the inputs or methodologies used may result in transfers between levels, which will be recognized as of the beginning of the reporting period. Information on transfers between Level 1 and Level 2, if any, will be disclosed following the fair value hierarchy table below. A reconciliation of Level 3 securities, if any, will also be disclosed following the fair value hierarchy table. For more information about the Portfolio’s policy regarding the valuation of investments, please refer to the Notes to Financial Statements.

The following table summarizes the fair value hierarchy of the Portfolio’s investments as of December 31, 2013:

Description	Level 1	Level 2	Level 3	Total
Common Stocks
Australia	$86,145	$68,030,199	$—	$68,116,344
Austria	—	2,468,989	—	2,468,989
Belgium	—	10,885,280	—	10,885,280
China	—	129,071	—	129,071
Denmark	—	10,825,623	—	10,825,623
Finland	—	8,366,636	—	8,366,636
France	—	87,335,876	—	87,335,876
Germany	—	80,302,826	—	80,302,826
Hong Kong	—	26,367,373	—	26,367,373
Ireland	432,039	6,113,300	—	6,545,339
Israel	—	3,990,870	—	3,990,870
Italy	—	19,119,491	—	19,119,491
Japan	181,991	191,912,362	—	192,094,353
Luxembourg	—	2,261,224	—	2,261,224
Netherlands	623,903	28,964,101	—	29,588,004
New Zealand	—	1,089,662	—	1,089,662
Norway	—	7,450,601	—	7,450,601
Portugal	—	1,622,968	—	1,622,968
Singapore	—	13,155,516	—	13,155,516
Spain	—	30,888,074	—	30,888,074
Sweden	—	29,805,248	—	29,805,248
Switzerland	—	83,380,894	—	83,380,894
United Kingdom	—	196,666,060	—	196,666,060
Total Common Stocks	1,324,078	911,132,244	—	912,456,322
Total Investment Company Security*	29,915,466	—	—	29,915,466
Total Preferred Stocks*	—	5,881,478	—	5,881,478
Total Rights*	39,451	—	—	39,451

See accompanying notes to financial statements.

MSF-14

Metropolitan Series Fund

MSCI EAFE Index Portfolio

Schedule of Investments as of December 31, 2013

Fair Value Hierarchy—(Continued)

Description	Level 1	Level 2	Level 3	Total
Short-Term Investments
Discount Notes	$—	$3,324,658	$—	$3,324,658
Mutual Fund	34,172,485	—	—	34,172,485
U.S. Treasury	—	4,698,535	—	4,698,535
Total Short-Term Investments	34,172,485	8,023,193	—	42,195,678
Total Investments	$65,451,480	$925,036,915	$—	$990,488,395

Collateral for Securities Loaned (Liability)	$—	$(34,172,485)	$—	$(34,172,485)
Futures Contracts
Futures Contracts (Unrealized Appreciation)	$208,248	$—	$—	$208,248

*	See Schedule of Investments for additional detailed categorizations.

Transfers from Level 2 to Level 1 in the amount of $511,742 were due to the discontinuation of a systematic fair valuation model factor.

See accompanying notes to financial statements.

MSF-15

Metropolitan Series Fund

MSCI EAFE Index Portfolio

Statement of Assets and Liabilities

December 31, 2013

Assets
Investments at value (a) (b)	$990,488,395
Cash	31,287
Cash denominated in foreign currencies (c)	63,172
Receivable for:
Investments sold	248,997
Fund shares sold	787,150
Dividends	1,426,161
Variation margin on futures contracts	13,750
Prepaid expenses	2,123

Total Assets	993,061,035
Liabilities
Collateral for securities loaned	34,172,485
Payables for:
Investments purchased	2,263,719
Fund shares redeemed	504,787
Accrued expenses:
Management fees	233,166
Distribution and service fees	116,124
Deferred trustees’ fees	48,554
Other expenses	193,264

Total Liabilities	37,532,099

Net Assets	$955,528,936

Net assets consist of:
Paid in surplus	$800,572,442
Undistributed net investment income	16,343,144
Accumulated net realized loss	(36,411,243)
Unrealized appreciation on investments, futures contracts and foreign currency transactions	175,024,593

Net Assets	$955,528,936

Net Assets
Class A	$394,453,784
Class B	422,913,291
Class E	38,858,598
Class G	99,303,263
Capital Shares Outstanding*
Class A	28,527,702
Class B	31,152,446
Class E	2,825,108
Class G	7,350,926
Net Asset Value, Offering Price and Redemption Price Per Share
Class A	$13.83
Class B	13.58
Class E	13.75
Class G	13.51

*	The Portfolio is authorized to issue an unlimited number of shares.
(a)	Identified cost of investments was $815,629,171.
(b)	Includes securities loaned at value of $32,762,132.
(c)	Identified cost of cash denominated in foreign currencies was $62,541.

Statement of Operations

Year Ended December 31, 2013

Investment Income
Dividends (a)	$26,286,300
Interest	2,540
Securities lending income	918,494

Total investment income	27,207,334
Expenses
Management fees	2,566,600
Administration fees	15,797
Custodian and accounting fees	478,787
Distribution and service fees—Class B	984,120
Distribution and service fees—Class E	56,440
Distribution and service fees—Class G	259,739
Audit and tax services	37,723
Legal	27,754
Trustees’ fees and expenses	44,481
Shareholder reporting	168,384
Insurance	4,420
Miscellaneous	72,041

Total expenses	4,716,286
Less management fee waiver	(17,777)

Net expenses	4,698,509

Net Investment Income	22,508,825

Net Realized and Unrealized Gain
Net realized gain (loss) on:
Investments	7,234,010
Futures contracts	627,856
Foreign currency transactions	(186,924)

Net realized gain	7,674,942

Net change in unrealized appreciation (depreciation) on:
Investments	139,460,020
Futures contracts	183,529
Foreign currency transactions	(54,357)

Net change in unrealized appreciation	139,589,192

Net realized and unrealized gain	147,264,134

Net Increase in Net Assets from Operations	$169,772,959

(a)	Net of foreign withholding taxes of $1,940,450.

See accompanying notes to financial statements.

MSF-16

Metropolitan Series Fund

MSCI EAFE Index Portfolio

Statements of Changes in Net Assets

	Year Ended December 31, 2013	Year Ended December 31, 2012
Increase (Decrease) in Net Assets:
From Operations
Net investment income	$22,508,825	$22,898,242
Net realized gain (loss)	7,674,942	(7,731,235)
Net change in unrealized appreciation	139,589,192	110,344,265

Increase in net assets from operations	169,772,959	125,511,272

From Distributions to Shareholders
Net investment income
Class A	(9,990,444)	(8,879,126)
Class B	(11,350,490)	(10,064,808)
Class E	(1,112,534)	(1,073,279)
Class G	(2,474,557)	(1,823,471)

Total distributions	(24,928,025)	(21,840,684)

Increase (decrease) in net assets from capital share transactions	30,762,370	(30,472,900)

Total increase in net assets	175,607,304	73,197,688

Net Assets
Beginning of period	779,921,632	706,723,944

End of period	$955,528,936	$779,921,632

Undistributed Net Investment Income
End of period	$16,343,144	$18,312,704

Other Information:

Capital Shares

Transactions in capital shares were as follows:

	Year Ended December 31, 2013		Year Ended December 31, 2012
	Shares	Value	Shares	Value
Class A
Sales	7,067,968	$88,601,835	2,721,443	$29,306,923
Reinvestments	846,648	9,990,444	836,076	8,879,126
Redemptions	(4,787,744)	(59,795,824)	(5,856,533)	(63,022,255)

Net increase (decrease)	3,126,872	$38,796,455	(2,299,014)	$(24,836,206)

Class B
Sales	1,931,611	$23,970,765	3,406,019	$34,713,506
Reinvestments	978,490	11,350,490	962,219	10,064,808
Redemptions	(4,356,077)	(53,974,265)	(4,527,085)	(48,789,131)

Net decrease	(1,445,976)	$(18,653,010)	(158,847)	$(4,010,817)

Class E
Sales	85,294	$1,055,384	171,387	$1,753,832
Reinvestments	94,684	1,112,534	101,444	1,073,279
Redemptions	(528,435)	(6,611,245)	(584,439)	(6,362,036)

Net decrease	(348,457)	$(4,443,327)	(311,608)	$(3,534,925)

Class G
Sales	2,516,369	$30,525,341	1,401,594	$14,496,697
Reinvestments	214,247	2,474,557	174,997	1,823,471
Redemptions	(1,471,213)	(17,937,646)	(1,372,063)	(14,411,120)

Net increase	1,259,403	$15,062,252	204,528	$1,909,048

Increase (decrease) derived from capital shares transactions		$30,762,370		$(30,472,900)

See accompanying notes to financial statements.

MSF-17

Metropolitan Series Fund

MSCI EAFE Index Portfolio

Financial Highlights

Selected per share data
	Class A
	Year Ended December 31,
	2013	2012	2011	2010	2009
Net Asset Value, Beginning of Period	$11.72	$10.22	$11.95	$11.34	$9.36

Income (Loss) from Investment Operations
Net investment income (a)	0.35	0.35	0.36	0.28	0.28
Net realized and unrealized gain (loss) on investments	2.15	1.49	(1.80)	0.63	2.20

Total from investment operations	2.50	1.84	(1.44)	0.91	2.48

Less Distributions
Distributions from net investment income	(0.39)	(0.34)	(0.29)	(0.30)	(0.43)
Distributions from net realized capital gains	0.00	0.00	0.00	0.00	(0.07)

Total distributions	(0.39)	(0.34)	(0.29)	(0.30)	(0.50)

Net Asset Value, End of Period	$13.83	$11.72	$10.22	$11.95	$11.34

Total Return (%) (b)	21.86	18.33	(12.50)	8.19	28.67

Ratios/Supplemental Data
Gross ratio of expenses to average net assets (%)	0.40	0.41	0.41	0.41	0.44
Net ratio of expenses to average net assets (%) (c)	0.40	0.40	0.41	0.40	0.43
Ratio of net investment income to average net assets (%)	2.76	3.25	3.09	2.59	2.87
Portfolio turnover rate (%)	10	8	11	11	13
Net assets, end of period (in millions)	$394.5	$297.7	$283.2	$332.7	$334.6

	Class B
	Year Ended December 31,
	2013	2012	2011	2010	2009
Net Asset Value, Beginning of Period	$11.52	$10.05	$11.75	$11.16	$9.21

Income (Loss) from Investment Operations
Net investment income (a)	0.31	0.32	0.32	0.25	0.25
Net realized and unrealized gain (loss) on investments	2.11	1.46	(1.76)	0.62	2.16

Total from investment operations	2.42	1.78	(1.44)	0.87	2.41

Less Distributions
Distributions from net investment income	(0.36)	(0.31)	(0.26)	(0.28)	(0.39)
Distributions from net realized capital gains	0.00	0.00	0.00	0.00	(0.07)

Total distributions	(0.36)	(0.31)	(0.26)	(0.28)	(0.46)

Net Asset Value, End of Period	$13.58	$11.52	$10.05	$11.75	$11.16

Total Return (%) (b)	21.52	18.02	(12.65)	7.91	28.29

Ratios/Supplemental Data
Gross ratio of expenses to average net assets (%)	0.65	0.66	0.66	0.66	0.69
Net ratio of expenses to average net assets (%) (c)	0.65	0.65	0.66	0.65	0.68
Ratio of net investment income to average net assets (%)	2.55	2.99	2.83	2.32	2.60
Portfolio turnover rate (%)	10	8	11	11	13
Net assets, end of period (in millions)	$422.9	$375.4	$329.2	$339.0	$280.2

Please see following page for Financial Highlights footnote legend.

See accompanying notes to financial statements.

MSF-18

Metropolitan Series Fund

MSCI EAFE Index Portfolio

Financial Highlights

Selected per share data
	Class E
	Year Ended December 31,
	2013	2012	2011	2010	2009
Net Asset Value, Beginning of Period	$11.66	$10.17	$11.89	$11.29	$9.31

Income (Loss) from Investment Operations
Net investment income (a)	0.33	0.33	0.34	0.27	0.27
Net realized and unrealized gain (loss) on investments	2.13	1.48	(1.79)	0.62	2.19

Total from investment operations	2.46	1.81	(1.45)	0.89	2.46

Less Distributions
Distributions from net investment income	(0.37)	(0.32)	(0.27)	(0.29)	(0.41)
Distributions from net realized capital gains	0.00	0.00	0.00	0.00	(0.07)

Total distributions	(0.37)	(0.32)	(0.27)	(0.29)	(0.48)

Net Asset Value, End of Period	$13.75	$11.66	$10.17	$11.89	$11.29

Total Return (%) (b)	21.62	18.13	(12.59)	8.00	28.51

Ratios/Supplemental Data
Gross ratio of expenses to average net assets (%)	0.55	0.56	0.56	0.56	0.59
Net ratio of expenses to average net assets (%) (c)	0.55	0.55	0.56	0.55	0.58
Ratio of net investment income to average net assets (%)	2.66	3.11	2.94	2.45	2.77
Portfolio turnover rate (%)	10	8	11	11	13
Net assets, end of period (in millions)	$38.9	$37.0	$35.5	$47.9	$50.8

	Class G
	Year Ended December 31,
	2013	2012	2011	2010	2009(d)
Net Asset Value, Beginning of Period	$11.47	$10.01	$11.70	$11.12	$7.93

Income (Loss) from Investment Operations
Net investment income (a)	0.31	0.31	0.31	0.23	0.10
Net realized and unrealized gain (loss) on investments	2.09	1.46	(1.75)	0.62	3.09

Total from investment operations	2.40	1.77	(1.44)	0.85	3.19

Less Distributions
Distributions from net investment income	(0.36)	(0.31)	(0.25)	(0.27)	0.00

Total distributions	(0.36)	(0.31)	(0.25)	(0.27)	0.00

Net Asset Value, End of Period	$13.51	$11.47	$10.01	$11.70	$11.12

Total Return (%) (b)	21.44	17.94	(12.65)	7.76	40.23	(e)

Ratios/Supplemental Data
Gross ratio of expenses to average net assets (%)	0.70	0.71	0.71	0.71	0.74	(f)
Net ratio of expenses to average net assets (%) (c)	0.70	0.70	0.71	0.70	0.73	(f)
Ratio of net investment income to average net assets (%)	2.49	2.94	2.80	2.16	1.32	(f)
Portfolio turnover rate (%)	10	8	11	11	13
Net assets, end of period (in millions)	$99.3	$69.8	$58.9	$45.2	$12.6

(a)	Per share amounts based on average shares outstanding during the period.
(b)	Total return does not reflect any insurance, sales, separate account or administrative charges of variable annuity or life insurance contracts or any additional expenses that contract owners may bear under their variable contracts. If these charges were included, the returns would be lower.
(c)	Net ratio of expenses to average net assets includes the effect of management fee waivers as detailed in Note 6 of the Notes to Financial Statements.
(d)	Commencement of operations was April 28, 2009.
(e)	Periods less than one year are not computed on an annualized basis.
(f)	Computed on an annualized basis.

See accompanying notes to financial statements.

MSF-19

Metropolitan Series Fund

MSCI EAFE Index Portfolio

Notes to Financial Statements—December 31, 2013

1. Organization

Metropolitan Series Fund (the “Trust”) is organized as a Delaware statutory trust and registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. The Trust is currently comprised of thirty series, each of which operates as a distinct investment vehicle of the Trust. The portfolio included in this report is MSCI EAFE Index Portfolio (the “Portfolio”), which is diversified. Shares in the Portfolio are not offered directly to the general public and are currently available only to separate accounts established by Metropolitan Life Insurance Company (“MetLife”) and other affiliated life insurance companies.

The Portfolio has registered and offers four classes of shares: Class A, B, E, and G shares. Shares of each Class of the Portfolio represent an equal pro rata interest in the Portfolio and generally give the shareholder the same voting, dividend, liquidation, and other rights. Investment income, realized and unrealized capital gains and losses, the common expenses of the Portfolio, and certain Portfolio-level expense reductions, if any, are allocated on a pro rata basis to each Class based on the relative net assets of each Class to the net assets of the Portfolio. Each Class of shares differs in its respective distribution plan and such distribution expenses are allocated to that Class.

2. Significant Accounting Policies

The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America (“GAAP”) requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities as of the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates. In the preparation of these financial statements, management has evaluated events and transactions subsequent to December 31, 2013 through the date the financial statements were issued.

The following is a summary of significant accounting policies consistently followed by the Portfolio in the preparation of its financial statements.

Investment Valuation and Fair Value Measurements - Debt securities (other than short term obligations with a remaining maturity of sixty days or less), including corporate, convertible and municipal bonds and notes; obligations of the U.S. treasury and U.S. government agencies; sovereign issues; floating rate loans; and non-U.S. bonds, are generally valued on the basis of evaluated or composite bid quotations obtained from independent pricing services and/or brokers and dealers selected by MetLife Advisers, LLC (“MetLife Advisers” or the “Adviser”), an affiliate of MetLife, Inc., pursuant to authorization of the Board of Trustees of the Trust (the “Board” or “Trustees”). Such quotations utilize matrix pricing, which considers observable inputs including, among other things, issuer details, maturity dates, interest rates, yield curves, rates of prepayment, credit risks/spreads, default rates, reported trades, broker dealer quotes and quoted prices for similar securities. Securities that use similar valuation techniques and inputs as described above are generally categorized as Level 2 within the fair value hierarchy.

Mortgage and asset-backed securities are usually issued as separate tranches, or classes, of securities within each deal. These securities are also generally valued on the basis of evaluated or composite bid quotations obtained from independent pricing services and/or brokers and dealers selected by the Adviser pursuant to authorization of the Board. The pricing models for these securities usually consider tranche-level attributes, estimated cash flows and market-based yield spreads for each tranche and current market data, and incorporate deal collateral performance, as available. Mortgage and asset-backed securities that use similar valuation techniques and inputs as described above are generally categorized as Level 2 within the fair value hierarchy.

Short term obligations with a remaining maturity of sixty days or less are generally valued at amortized cost, which approximates fair market value, and are generally categorized as Level 2 within the fair value hierarchy.

Domestic and foreign equity securities, such as common stock, exchange-traded funds, rights, warrants, and preferred stock, that are traded on a securities exchange, are generally valued at their last sale price on the exchange or market in which they are principally traded on the valuation date, or, if no sales occurred on that day, at the last reported bid price. Equity securities traded over-the-counter are generally valued at the last reported sale price. Valuation adjustments may be applied to certain foreign equity securities that are traded solely on foreign exchanges that close before the close of the U.S. market to account for the market movement between the close of the foreign exchanges and the close of the U.S. market. The Portfolio may use a systematic fair valuation model provided by an independent third party to value securities principally traded in these foreign markets in order to adjust for possible stale pricing that may occur between the close of the foreign exchanges and the time of the Portfolio valuation. Foreign equity securities using these valuation adjustments are generally categorized as Level 2 within the fair value hierarchy. Equity securities that are actively traded, and have no valuation adjustments applied, are categorized as Level 1 within the fair value hierarchy. Other equity securities traded on inactive markets, or valued in reference to similar instruments traded on active markets, are generally categorized as Level 2 within the fair value hierarchy.

MSF-20

Metropolitan Series Fund

MSCI EAFE Index Portfolio

Notes to Financial Statements—December 31, 2013—(Continued)

Investments in registered open-end management investment companies are valued at reported net asset value per share on the valuation date and are categorized as Level 1 within the fair value hierarchy.

Forward foreign currency exchange contracts are valued through an independent pricing service based on the mean between closing bid and ask prices of the forward currency rates in the London foreign exchange markets on a daily basis as provided by a reliable bank or dealer. These contracts are generally categorized as Level 2 within the fair value hierarchy.

Options, whether on securities, indices, futures contracts, or otherwise, traded on exchanges are valued at the last sale price available as of the close of business on the valuation date or, if there is no such price available, at the mean between the last reported bid and ask prices. These types of options are categorized as Level 1 within the fair value hierarchy. Futures contracts, which are traded on commodity exchanges, are valued at their closing prices as of the close of such exchanges and are categorized as Level 1 within the fair value hierarchy.

Options and futures contracts that are traded over-the-counter are generally valued on the basis of quotations provided by broker-dealers or prices provided by pricing service providers who use a series of techniques, including simulation pricing models, to determine the value of the contracts. The pricing models use inputs that are observed from actively quoted markets such as issuer details, indices, spreads, interest rates, yield curves, credit curves, measures of volatility and exchange rates. These contracts are generally categorized as Level 2 within the fair value hierarchy.

If no current market value quotation or other observable inputs are readily available or market value quotations are deemed to be unreliable for a security, the fair value of the security will be determined in accordance with procedures approved by and under the general supervision of the Board. In such a circumstance, the Board has delegated the determination of the fair value of a security to a Valuation Committee (“Committee”) of MetLife Advisers. The Committee provides general pricing oversight and fair value pricing determinations related to portfolio securities and meets on a regular basis to review reports relating to the valuation of the securities in the Portfolio. The Board has delegated to State Street Bank and Trust Company, the Trust’s custodian (“custodian”), the responsibility for calculating the net asset values (“NAVs”) of the Trust’s Portfolios. The Committee is responsible for overseeing the calculation of the NAVs of the Portfolios by the custodian. The Committee also periodically reviews pricing vendors, including the vendor providing fair value pricing for the Portfolio’s foreign securities, and is responsible for overseeing the correction of pricing errors and addressing other pricing issues that arise in the ordinary course of business, such as making real-time fair value determinations, as necessary.

No single standard for determining the fair value of a security can be set forth because fair value depends upon the facts and circumstances with respect to each security. Information relating to any relevant factors may be obtained by the Committee from any appropriate source, including the subadviser of the Portfolio, the custodian, a pricing service, market maker and/or broker for such security or the issuer. Appropriate methodologies for determining fair value under particular circumstances may include: matrix pricing, comparisons of securities with comparable characteristics, value based on multiples of earnings, discount from market price of similar marketable securities or a combination of these and other methods. The Committee maintains a detailed report tracking each fair-valued security that compares the fair value price to the next available trade, vendor or broker price, and provides information on how close the fair value price was to the next quoted price. The Committee reviews a summary of such report monthly. On a quarterly basis, the Board is provided with the following for consideration and ratification or adjustment: (1) a memorandum summarizing the actions taken by the Committee in the prior quarter; and (2) a list of the Portfolio’s securities as of the most recent quarter-end for which market quotations were not readily available.

Investment Transactions and Related Investment Income - Portfolio security transactions are recorded on the trade date. Dividend income is recorded on the ex-dividend date or, for certain foreign securities, when notified. Interest income, which includes amortization of premium and accretion of discount on debt securities, is recorded on the accrual basis. Realized gains and losses on investments are determined on the identified cost basis, which is the same basis used for federal income tax purposes. Foreign income and foreign capital gains on some foreign securities may be subject to foreign taxes, which are accrued as applicable. These foreign taxes have been provided for in accordance with the Portfolio’s understanding of the applicable countries’ tax rules and rates.

Foreign Currency Translation - The books and records of the Portfolio are maintained in U.S. dollars. The values of securities, currencies, and other assets and liabilities denominated in currencies other than the U.S. dollar are translated into U.S. dollars based upon foreign exchange rates prevailing at the end of the period. Purchases and sales of investment securities, income, and expenses are translated on the respective dates of such transactions. Because the values of investment securities are translated at the foreign exchange rates prevailing at the end of the period, that portion of the results of operations arising from changes in exchange rates and that portion of the results of operations reflecting fluctuations arising from changes in market prices of the investment securities are not separated. Such fluctuations are included in the net realized and unrealized gain or loss on investments.

Net realized foreign exchange gains or losses arise from activity in forward foreign currency exchange contracts, sales of foreign currency, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest, and foreign withholding taxes recorded by the Portfolio and the U.S. dollar equivalent of

MSF-21

Metropolitan Series Fund

MSCI EAFE Index Portfolio

Notes to Financial Statements—December 31, 2013—(Continued)

the amounts actually received or paid by the Portfolio. Net unrealized foreign exchange gains and losses arise from changes in the value of assets and liabilities, other than investment securities, resulting from changes in foreign exchange rates.

Income Taxes - It is the Portfolio’s policy to comply with the requirements of the Internal Revenue Code of 1986, as amended, and regulations thereunder, applicable to regulated investment companies and to distribute, with respect to each taxable year, all of its taxable income to shareholders. Therefore, no federal income tax provision is required. The Portfolio files U.S. federal tax returns. No income tax returns are currently under examination. The Portfolio’s federal tax returns for the prior three fiscal years remain subject to examination by the Internal Revenue Service. As of December 31, 2013, the Portfolio had no uncertain tax positions that would require financial statement recognition, or de-recognition or disclosure.

Dividends and Distributions to Shareholders - The Portfolio records dividends and distributions on the ex-dividend date. Net realized gains from security transactions (if any) are generally distributed annually to shareholders. The timing and characterization of certain income and capital gains distributions are determined in accordance with federal tax regulations that may differ from GAAP. Permanent book and tax basis differences relating to shareholder distributions will result in reclassification between under/over distributed net investment income, accumulated net realized gains/losses, and paid-in surplus. Book-tax differences are primarily due to foreign currency transactions and passive foreign investment companies (PFIC). These adjustments have no impact on net assets or the results of operations.

Securities Lending - The Portfolio may lend its portfolio securities to certain qualified brokers who borrow securities in order to complete certain securities transactions. By lending its portfolio securities, the Portfolio attempts to increase its net investment income through the receipt of income on collateral held from securities on loan. Any gain or loss in the market price of the loaned securities that might occur and any interest earned or dividends declared during the term of the loan would accrue to the account of the Portfolio.

The Trust has entered into a securities lending arrangement with the custodian. Under this arrangement, the custodian is authorized to loan portfolio securities on the Portfolio’s behalf. In exchange, the Portfolio receives either cash or securities as collateral against the loaned securities. The Portfolio receives collateral at least equal to 102% of the market value of the loaned securities (105% for foreign equity securities), at each loan’s inception. Collateral representing at least 100% of the market value of the loaned securities must be maintained for the duration of the loan. A liability for cash collateral is reflected on the Statement of Assets and Liabilities, and is categorized as Level 2 within the fair value hierarchy. Cash collateral is generally invested in the State Street Navigator Securities Lending MET Portfolio (the “Navigator Portfolio”), a series of the State Street Navigator Securities Lending Trust that is managed by an affiliate of the custodian. The Navigator Portfolio is a registered money market fund that invests in a variety of high-quality, U.S. dollar-denominated instruments. If the market value of the collateral at the close of trading on a business day is less than 100% of the market value of the loaned securities at the close of trading on that day, the borrower shall be required to deliver, by the close of business on the following business day, an additional amount of collateral, so that the total amount of posted collateral is equal to at least 100% of the market value of all the loaned securities as of such preceding day. A portion of net income (income after the deduction of expenses and fees of the Navigator Portfolio) on the collateral is rebated to the borrower of the securities and the remainder is split between the custodian and the Portfolio. On loans collateralized by U.S. Treasuries, a fee is received from the borrower and is allocated between the Portfolio and the custodian. The risks associated with lending portfolio securities include, but are not limited to, possible delays in receiving additional collateral or in the recovery of the loaned securities, possible loss of rights in the collateral should the borrower fail financially, as well as risk of loss in the value of the collateral or the value of the investments made with the collateral. The lending agent has agreed to indemnify the Portfolio in the case of default of any securities borrower. Income received by the Portfolio in securities lending transactions during the year ended December 31, 2013 is reflected as Securities lending income on the Statement of Operations. Any outstanding loans by the Portfolio at December 31, 2013 are disclosed in the footnotes to the Schedule of Investments.

Repurchase Agreements - The Portfolio may enter into repurchase agreements, under the terms of a Master Repurchase Agreement, with selected commercial banks and broker-dealers, under which the Portfolio acquires securities as collateral and agrees to resell the securities at an agreed upon time and at an agreed-upon price. The Portfolio, through the custodian or a subcustodian, receives delivery of the underlying securities collateralizing any repurchase agreements. The Portfolio requires the custodian to take possession, to have legally segregated in the Federal Reserve Book Entry System, or to have segregated within the custodian’s vault, all securities held as collateral for repurchase agreements. It is the Portfolio’s policy that the market value of the collateral be at least equal to 100% of the repurchase price in the case of a repurchase agreement of one-day duration and at least equal to 102% of the repurchase price in the case of all other repurchase agreements. In the event of default or failure by a party to perform an obligation in connection with any repurchase transaction, the Master Repurchase Agreement gives the non-defaulting party the right to set-off claims and to apply property held by it in connection with any repurchase transaction against obligations owed to it.

3. Investments in Derivative Instruments

Futures Contracts - The Portfolio may buy and sell futures contracts as a hedge, to maintain investment exposure to a target asset class or to enhance return. The Portfolio may be subject to fluctuations in equity prices, interest rates, commodity prices, and foreign

MSF-22

Metropolitan Series Fund

MSCI EAFE Index Portfolio

Notes to Financial Statements—December 31, 2013—(Continued)

currency exchange rates in the normal course of pursuing its investment objective. Futures contracts are standardized agreements to buy or sell a security, or deliver a final cash settlement price in connection with an index, interest rate, currency, or other asset. The Portfolio must deposit an amount (“initial margin”) equal to a certain percentage of the face value of the futures contract. The initial margin may be in the form of cash or securities, which is returned when the Portfolio’s obligations under the contract have been satisfied. If cash is deposited as the initial margin, it is shown as cash collateral on the Statement of Assets and Liabilities. Futures contracts are marked-to-market daily, and subsequent payments (“variation margin”) are made or received by the Portfolio depending on whether unrealized gains or losses are incurred. These amounts are reflected as receivables or payables on the Statement of Assets and Liabilities and as a component of net change in unrealized appreciation/depreciation on the Statement of Operations. When the contract is closed or expires, the Portfolio records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. Risks of entering into futures contracts (and related options) include the possibility that the market for these instruments may be illiquid and that a change in the value of the contract or option may not correlate perfectly with changes in the value of the underlying instrument. Futures contracts are exchange-traded and the exchange’s clearinghouse, as counterparty to all exchange-traded futures, guarantees the futures contracts against default. For over-the-counter futures the Portfolio’s ability to terminate the positions may be more limited than in the case of exchange-traded positions and may also involve the risk that securities dealers participating in such transactions would fail to meet their obligations to the Portfolio.

At December 31, 2013, the Portfolio had the following derivatives, categorized by risk exposure:

	Asset Derivatives
Risk Exposure	Statement of Assets & Liabilities Location	Fair Value
Equity	Unrealized appreciation on futures contracts*	$208,248

*	Includes cumulative appreciation/depreciation of futures contracts as reported in the Schedule of Investments. Only the current day’s variation margin is reported within the Statement of Assets and Liabilities.

Transactions in derivative instruments during the year ended December 31, 2013 were as follows:

Statement of Operations Location—Net Realized Gain (Loss)	Equity
Futures contracts	$627,856

Statement of Operations Location—Net Change in Unrealized Appreciation (Depreciation)	Equity
Futures contracts	$183,529

For the year ended December 31, 2013, the average amount or number per contract outstanding for each derivative type was as follows:

Derivative Description	Average Notional Par or Face Amount‡
Futures contracts long	$2,500

‡	Averages are based on activity levels during 2013.

4. Certain Risks

Market Risk: In the normal course of business, the Portfolio invests in securities and enters into transactions where risks exist due to fluctuations in the market (market risk) or failure of the other party to a transaction to perform (credit and counterparty risk). The value of securities held by the Portfolio may decline in response to certain events, including those directly involving the companies whose securities are owned by the Portfolio; conditions affecting the general economy; overall market changes; local, regional or global political, social or economic instability; currency, interest rate, and price fluctuations.

Credit and Counterparty Risk: The Portfolio may be exposed to counterparty risk, or the risk that an entity with which the Portfolio has unsettled or open transactions may default. The potential loss could exceed the value of the financial assets and liabilities recorded in the financial statements. Financial assets that potentially expose the Portfolio to credit and counterparty risk consist principally of cash due from counterparties and investments. The Portfolio manages counterparty risk by entering into agreements only with counterparties that it believes have the financial resources to honor their obligations and by monitoring the financial stability of those counterparties. The Portfolio’s investment adviser attempts to mitigate counterparty risk by (i) periodically assessing the creditworthiness of its trading partners, (ii) monitoring and/or limiting the amount of its net exposure to each individual counterparty based on its assessment, and (iii) requiring collateral from the counterparty for certain transactions. In order to preserve certain safeguards for non-standard settlement trades, the Portfolio restricts its exposure to credit and counterparty losses by entering

MSF-23

Metropolitan Series Fund

MSCI EAFE Index Portfolio

Notes to Financial Statements—December 31, 2013—(Continued)

into master netting agreements with counterparties (approved brokers) with whom it undertakes a significant volume of transactions. Master Agreements govern the terms of certain transactions, and reduce the counterparty risk associated with relevant transactions by specifying credit protection mechanisms and providing standardization that improves legal certainty. Master Agreements can also help limit counterparty risk by specifying collateral posting arrangements at pre-arranged exposure levels. Collateral requirements may differ by type of derivative or investment, as applicable. Collateral or margin requirements are set by the broker or exchange clearing house for exchange traded derivatives (e.g., futures contracts and exchange traded options) while collateral terms are contract specific for over-the-counter traded derivatives (e.g., forward foreign currency exchange contracts, swap agreements and over-the-counter options).

Repurchase and reverse repurchase agreements are primarily executed under Global Master Repurchase Agreements (“GMRAs”) or Master Repurchase Agreements (“MRAs”), which provide the rights to set-off. Each repurchase and reverse repurchase agreement is initially collateralized at the transaction level. In the event of default, the total market value exposure will be offset against collateral exchanged to date, which would result in a net receivable/(payable) that would be due from/to the counterparty.

Customer Account Agreements and related addendums govern cleared derivatives transactions such as futures, options on futures, and cleared OTC derivatives. Cleared derivative transactions require posting of initial margin as determined by each relevant clearing agency which is segregated at a broker account registered with the Commodities Futures Trading Commission (CFTC), or the applicable regulator. In the U.S., counterparty risk is significantly reduced as creditors of the futures broker do not have claim to Portfolio assets in the segregated account. Additionally, portability of exposure in the event of default further reduces risk to the Portfolio. Variation margin, or changes in market value, are exchanged daily, but may not be netted between futures and cleared OTC derivatives.

Foreign Investment Risk: The investments by the Portfolio in foreign securities may involve risks not present in domestic investments. Because securities may be denominated in foreign currencies, may require settlement in foreign currencies and may pay interest or dividends in foreign currencies, changes in the relationship of these foreign currencies to the U.S. dollar can significantly affect the value of the investments and earnings of the Portfolio. Foreign investments may also subject the Portfolio to foreign government exchange restrictions, expropriation, taxation or other political, social or economic developments, all of which could affect the market and/or credit risk of the investments. In addition to the risks described above, risks may arise from forward foreign currency contracts with respect to the potential inability of counterparties to meet the terms of their contracts.

Additional risks associated with each type of investment are described above within the respective security type notes. The Portfolio’s prospectus includes a discussion of the principal risks of investing in the Portfolio.

5. Investment Transactions

Aggregate cost of purchases and proceeds of sales of investment securities, excluding short-term securities, for the year ended December 31, 2013 were as follows:

Purchases		Sales
U.S. Government	Non U.S. Government	U.S. Government	Non U.S. Government
$0	$103,940,420	$0	$81,331,664

6. Investment Management Fees and Other Transactions with Affiliates

Investment Management Agreement - MetLife Advisers is the investment adviser to the Portfolio. The Trust has entered into an investment management agreement with MetLife Advisers with respect to the Portfolio. For providing investment management services to the Portfolio, MetLife Advisers receives monthly compensation at the annual rate of 0.300% of average daily net assets. Fees earned by MetLife Advisers with respect to the Portfolio for the year ended December 31, 2013 were $2,566,600.

MetLife Advisers has entered into an investment subadvisory agreement with MetLife Investment Management, LLC (“MIM”) with respect to the Portfolio. For providing subadvisory services to the Portfolio, MetLife Advisers has agreed to pay MIM an investment subadvisory fee for each class of the Portfolio as follows:

% per annum	Average daily net assets
0.050%	On the first $500 million
0.040%	Of the next $500 million
0.020%	On amounts over $1 billion

Fees earned by MIM with respect to the Portfolio for the year ended December 31, 2013 were $392,213.

MSF-24

Metropolitan Series Fund

MSCI EAFE Index Portfolio

Notes to Financial Statements—December 31, 2013—(Continued)

Management Fee Waivers - Pursuant to an expense agreement, MetLife Advisers has agreed, for the period April 29, 2013 through April 27, 2014, to reduce its advisory fees set out above under “Investment Management Agreement” for each class of the Portfolio as follows:

% per annum	Average daily net assets
0.005%	Over $500 million and under $1 billion
0.010%	Of the next $1 billion
0.015%	On amounts over $2 billion

An identical expense agreement was in place for the period April 30, 2012 through April 28, 2013. Amounts waived for the year ended December 31, 2013 are shown as management fee waivers in the Statement of Operations.

Certain officers and trustees of the Trust may also be officers of MetLife Advisers; however, such officers and trustees receive no compensation from the Trust.

Transfer Agency Agreement - MetLife serves as the transfer agent for the Trust. MetLife receives no fees for its services to the Trust under the transfer agency agreement.

Distribution and Service Fees - The Trust has a distribution agreement with MetLife Investors Distribution Company (“MIDC” or the “Distributor”) in which MIDC serves as the distributor for the Portfolio’s Class A, B, E, and G Shares. MIDC is a wholly-owned subsidiary of MetLife Investors Group, Inc., an affiliate of the Adviser. The Trust has also adopted a Distribution and Service Plan under Rule 12b-1 of the 1940 Act for the Portfolio’s Class B, E, and G Shares. Under the Distribution and Service Plan, the Class B, E, and G Shares of the Portfolio pay a fee to compensate the Insurance Companies (or their affiliates) and other broker-dealers and financial intermediaries involved in the offer and sale of Portfolio shares for promoting or selling and servicing the Class B, E, and G Shares of the Portfolio. The fees under the Distribution and Service Plan for each class of the Portfolio’s shares are calculated as a percentage of the Portfolio’s average daily net assets that are attributable to that Class. Currently, the fee is 0.25% per year for Class B Shares, 0.15% per year for Class E Shares, and 0.30% per year for Class G Shares. Amounts incurred by the Portfolio for the year ended December 31, 2013 are shown as Distribution and service fees in the Statement of Operations.

Deferred Trustee Compensation - Each Trustee who is not currently an employee of the Adviser or any of its affiliates receives compensation from the Trust for his or her service to the Trust. A deferred compensation plan (the “Plan”) is available to the Trustees on a voluntary basis. Deferred amounts remain in the Trust until distributed in accordance with the provisions of the Plan. The value of a participating Trustee’s deferral account is based on theoretical investments of deferred amounts, on the normal payment dates in certain portfolios of the Trust or Met Investors Series Trust, an affiliate of the Trust, as designated by the participating Trustee. Changes in the value of participants’ deferral accounts are reflected as Trustees’ fees and expenses in the Statement of Operations. The portion of the accrued obligations allocated to the Portfolio under the Plan is reflected as Deferred trustees’ fees in the Statement of Assets and Liabilities.

7. Contractual Obligations

Under the Trust’s organizational documents, its officers and Trustees may be indemnified against certain liabilities and expenses arising out of the performance of their duties to the Trust. Additionally, the Trust has a variety of indemnification obligations under contracts with its service providers. The Trust’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Trust that have not yet occurred.

8. Income Tax Information

The tax character of distributions paid for the periods ended December 31, 2013 and 2012 was as follows:

Ordinary Income		Long-Term Capital Gain		Total
2013	2012	2013	2012	2013	2012
$24,928,025	$21,840,684	$—	$—	$24,928,025	$21,840,684

As of December 31, 2013, the components of distributable earnings (accumulated losses) on a federal income tax basis were as follows:

Undistributed Ordinary Income	Undistributed Long-Term Capital Gain	Net Unrealized Appreciation	Loss Carryforwards	Other Accumulated Capital Losses	Total
$23,120,127	$—	$164,335,742	$(26,531,041)	$(5,919,780)	$155,005,048

MSF-25

Metropolitan Series Fund

MSCI EAFE Index Portfolio

Notes to Financial Statements—December 31, 2013—(Continued)

The Portfolio utilizes the provisions of the federal income tax laws that provide for the carryforward of capital losses for prior years, offsetting such losses against any future realized capital gains. Under the Regulated Investment Company Modernization Act of 2010 (the “Act”), net capital losses recognized after December 22, 2010 may be carried forward indefinitely and their character is retained as short-term and/or long-term losses. Previously, net capital losses were carried forward for up to eight years and treated as short-term losses. As a transition rule, the Act requires that post-enactment net capital losses be used before pre-enactment net capital losses.

As of December 31, 2013, the post-enactment accumulated long-term capital losses were $5,919,780 and the pre-enactment accumulated capital loss carryforwards and expiration dates were as follows:

Expiring 12/31/2018	Expiring 12/31/2017	Total
$3,109,329	$23,421,712	$26,531,041

During the year ended December 31, 2013, the Portfolio utilized capital loss carryforwards of $6,967,678.

MSF-26

Metropolitan Series Fund

MSCI EAFE Index Portfolio

Report of Independent Registered Public Accounting Firm

To the Shareholders of MSCI EAFE Index Portfolio and the Board of Trustees of Metropolitan Series Fund:

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of MSCI EAFE Index Portfolio, one of the portfolios constituting Metropolitan Series Fund (the “Trust”) as of December 31, 2013, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Trust’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Trust is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Trust’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2013, by correspondence with the custodian and brokers; where replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of MSCI EAFE Index Portfolio of Metropolitan Series Fund, as of December 31, 2013, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

Deloitte & Touche LLP

Boston, Massachusetts

February 26, 2014

MSF-27

Metropolitan Series Fund

Trustees and Officers of Metropolitan Series Fund

The Trustees and executive officers of the Trust, their ages and their principal occupations during the past five years are set forth below. Unless otherwise indicated, the business address of each is One Financial Center, Boston, MA 02111. Each Trustee who is deemed an “interested person,” as such term is defined in the 1940 Act, is indicated by an asterisk. Those Trustees who are not “interested persons” as defined in the 1940 Act are referred to as “Independent Trustees.” Additional information about the Trustees is available in the Statement of Additional Information, which is available without charge, upon request, by calling (800) 848-3854.

Trustees of the Trust

Name and Age	Position(s) Held with Registrant	Term of Office and Length of Time Served	Principal Occupation(s) During the Past 5 Years(1)	Number of Portfolios in Fund Complex(2) overseen	Other Directorships Held by Trustee During the Past 5 Years(1)
Interested Trustee
Elizabeth M. Forget* (47)	Trustee, Chairman of the Board, President and Chief Executive Officer	Indefinite; From May 2006 (President and Chief Executive Officer)/ August 2006 (Trustee and Chairman of the Board) to present	Senior Vice President, MetLife Inc.; President, MetLife Advisers, LLC and a predecessor company.	79	Trustee, Met Investors Series Trust (the “MIST Trust”);** various MetLife-affiliated boards.

Independent Trustees
Stephen M. Alderman (54)	Trustee	Indefinite; From April 2012 to present	Shareholder in the law firm of Garfield & Merel, Ltd.	79	Trustee, MIST Trust;** Director, International Truck Leasing Corp.

Robert J. Boulware (57)	Trustee	Indefinite; From April 2012 to present	Managing Director, Pilgrim Funds, LLC (private equity fund).	79	Trustee, MIST Trust;** Trustee, Vertical Capital Income Fund (closed-end fund); Director, Gainsco, Inc. (auto insurance).

Susan C. Gause (61)	Trustee	Indefinite; From April 2012 to present	Private Investor.	79	Trustee, MIST Trust;** Trustee, HSBC Funds.

Nancy Hawthorne (62)	Trustee	Indefinite; From May 2003 to present	Chief Executive Officer, Clerestory LLC (corporate advisor).	79	MIST Trust;** Director, THL Credit, Inc.**; Director, Avid Technology, Inc.**

Barbara A. Nugent (57)	Trustee	Indefinite; From January 2014 to present	President, True North Board Governance, LLC (consulting); until 2014, partner in the law firm of Stradley Ronon Stevens & Young, LLP.	79	Trustee, MIST Trust**; Director, Episcopal Healthcare Foundation; until 2014, member, Mutual Fund Directors Forum Advisory Board.

MSF-28

Metropolitan Series Fund

Trustees and Officers of Metropolitan Series Fund—(Continued)

Name and Age	Position(s) Held with Registrant	Term of Office and Length of Time Served	Principal Occupation(s) During the Past 5 Years(1)	Number of Portfolios in Fund Complex(2) overseen	Other Directorships Held by Trustee During the Past 5 Years(1)
Keith M. Schappert (62)	Trustee	Indefinite; From August 2009 to present	Principal, Schappert Consulting LLC (asset management consulting).	79	Trustee, MIST Trust;** Director, The Commonfund for Nonprofit Organizations; until 2011, Director, Trilogy Global Advisors; Director, Mirae Asset Discovery Funds,** Director, Calamos Investments.

Linda B. Strumpf (66)	Trustee	Indefinite; From May 2000 to present	Chair of the Investment Committee, Leona M. and Harry B. Helmsley Charitable Trust; until 2011, Chief Investment Officer, Leona M. and Harry B. Helmsley Charitable Trust.	79	Since 2012, Trustee, MIST Trust,** Trustee and Member of Investment Committee, The Pennsylvania State University.

Dawn M. Vroegop (47)	Trustee	Indefinite; From May 2009 to present	Private Investor.	79	Trustee, MIST Trust,** Trustee, Driehaus Mutual Funds; Director and Investment Committee Chair, City College of San Francisco Foundation.

Executive Officers of the Trust

Name and Age	Position(s) Held with Registrant	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years(1)
Elizabeth M. Forget (47)	President, Chief Executive Officer, Trustee and Chairman of the Board	From May 2006 (President and Chief Executive Officer)/ August 2006 (Trustee and Chairman of the Board) to present	See principal occupation information in the table above.

Jeffrey L. Bernier (42)	Vice President	From February 2008 to present	Vice President, MetLife, Inc.; Senior Vice President, MetLife Advisers, LLC and a predecessor company.

Peter H. Duffy (58)	Chief Financial Officer and Treasurer	From November 2000 to present	Senior Vice President, MetLife Advisers, LLC; Vice President, MetLife, Inc.

Andrew L. Gangolf (59)	Secretary	From May 2011 to present	Senior Vice President, MetLife Advisers, LLC; Senior Vice President & Assistant General Counsel, AllianceBerstein Investments, Inc.

Jeffrey P. Halperin (46)	Chief Compliance Officer	From November 2005 to present	Vice President, MetLife, Inc.; Chief Compliance Officer, MIST; Chief Compliance Officer, MSF Trust; Chief Compliance Officer, MetLife Advisers, LLC and a predecessor company; Chief Compliance Officer, MetLife Investment Management, LLC (formerly MetLife Investment Advisors Company, LLC).

Alan C. Leland, Jr. (61)	Vice President	From February 2005 to present	Treasurer and Chief Financial Officer, MetLife Advisers, LLC; Vice President, MetLife Group Inc.; Vice President, MetLife, Inc.

*	Ms. Forget is an “interested person” of the Trust because of her positions with MetLife Advisers, LLC and her ownership of securities issued by MetLife, Inc., the ultimate parent company of MetLife Advisers, LLC.
**	Indicates a directorship with a registered investment company or a company subject to the reporting requirements of the Securities Exchange Act of 1934, as amended.
(1)	Previous positions during the past five years with the Trust, MetLife, Inc. or the Adviser are omitted if not materially different.
(2)	The Fund Complex includes 49 Portfolios of the MIST Trust and 30 Portfolios of the Trust.

MSF-29

Metropolitan Series Fund

MSCI EAFE Index Portfolio

Board of Trustees’ Consideration of Advisory and Sub-Advisory Agreements

At an in-person meeting of the Boards of Trustees (the “Board”) of Met Investors Series Trust and Metropolitan Series Fund (“MIST” and “MSF,” respectively, and collectively, the “Trusts”) held on November 19-20, 2013, the Board, including a majority of the Trustees who are not considered to be “interested persons” of the Trusts (the “Independent Trustees”) under the Investment Company Act of 1940, as amended (the “1940 Act”), approved for an annual period the continuation of each Trust’s advisory agreement (the “Advisory Agreement”) with MetLife Advisers, LLC (the “Adviser”) and the applicable sub-advisory agreements (each a “Sub-Advisory Agreement,” and collectively with the Advisory Agreement, the “Agreements”) between the Adviser and the investment sub-advisers (each a “Sub-Adviser,” and collectively, the “Sub-Advisers”) for each of the series of the Trusts, including the MSCI EAFE Index Portfolio (each a “Portfolio,” and collectively, the “Portfolios”).1

In considering the Agreements, the Board reviewed a variety of materials provided by the Adviser and the Sub-Advisers relating to the Portfolios, including comparative performance, fee and expense information for an appropriate peer group of similar mutual funds, performance information for relevant benchmark indices and other information regarding the nature, extent and quality of services provided by the Adviser and the Sub-Advisers under their respective Agreements. The Board also took into account its experience with the Adviser and the Sub-Advisers and information provided to the Board in its meetings throughout the year with respect to the services provided by the Adviser and the Sub-Advisers, including quarterly performance reports prepared by management containing reviews of investment results, and periodic presentations from certain of the Sub-Advisers with respect to the Portfolios they manage. The Independent Trustees also assessed reports provided by the Board’s independent consultant, who reviewed and provided analyses regarding investment performance, fees and expenses, and other information provided by, or at the direction of, the Adviser and the Sub-Advisers, as more fully discussed below.

The Independent Trustees were separately advised by independent legal counsel throughout the process, and met with independent legal counsel in periodic executive sessions. Prior to voting to continue the Agreements at the November meeting, the Independent Trustees also received a memorandum from their independent counsel discussing the legal standards for their consideration of the proposed continuation of the Agreements. The Board also met in person with personnel of the Adviser on September 17, 2013 for the specific purpose of giving preliminary consideration to the proposed continuation of the Agreements and to request additional information they considered reasonably necessary to their deliberations. The Independent Trustees also discussed the proposed continuation of the Agreements in private sessions with their independent legal counsel at which no representatives of management were present.

In considering whether to approve the renewal of the Advisory Agreement with the Adviser and any applicable Sub-Advisory Agreements with respect to a Portfolio, the Board reviewed and analyzed the factors it deemed relevant, including: (1) the nature, extent and quality of the services to be provided to the Portfolios by the Adviser and the Sub-Advisers; (2) the performance of the Portfolios as compared to a peer group and an appropriate index; (3) the Adviser’s and each of the Sub-Adviser’s personnel and operations; (4) the financial condition of the Adviser and of the Sub-Advisers; (5) the level and method of computing each Portfolio’s advisory and sub-advisory fees; (6) the profitability of the Adviser under the Advisory Agreement and of certain of the Sub-Advisers under the Sub-Advisory Agreements; (7) any “fall-out” benefits to the Adviser, the Sub-Advisers and their affiliates (i.e., ancillary benefits realized by the Adviser, the Sub-Advisers or their affiliates from the Adviser’s or Sub-Advisers’ relationship with the Trusts); (8) the anticipated effect of growth in size on Portfolio expenses; (9) fees paid to certain of the Sub-Advisers by comparable institutional and retail accounts; and (10) possible conflicts of interest.

Nature, extent and quality of services. The Board evaluated the nature, extent and quality of the services that the Adviser, and the Sub-Advisers as relevant, have provided to the Portfolios. The Board considered the Adviser’s services as investment manager to the Portfolios, including services relating to the selection and oversight of the Sub-Advisers for the applicable Portfolios. The Board considered, among other things, the Adviser’s oversight of the provision of services to the Portfolios by the Sub-Advisers, including with respect to investment activities and trading practices, and the Sub-Adviser’s compliance with fund policies, objectives and Board directives, compliance policies and procedures and applicable law. The Adviser’s services in coordinating and overseeing the activities of the Trusts’ other service providers were also considered. The Board also evaluated the expertise and performance of the personnel of the Adviser who performed services for the Portfolios throughout the year.

The Board considered information received from the Trust’s Chief Compliance Officer (“CCO”) regarding the Portfolios’ compliance policies and procedures established pursuant to Rule 38a-l under the 1940 Act. The Board also evaluated the CCO’s ongoing reports concerning the CCO’s oversight of the risk assessment processes of the Sub-Advisers.

1 The Pyramis Managed Risk Portfolio recently commenced operations and, therefore, the Agreement with respect to this Portfolio was not up for renewal.

MSF-30

Metropolitan Series Fund

MSCI EAFE Index Portfolio

Board of Trustees’ Consideration of Advisory and Sub-Advisory Agreements—(Continued)

With respect to the services provided by each of the Sub-Advisers, the Board considered, among other things, information provided to the Board by each Sub-Adviser. The Board considered the Sub-Adviser’s current level of staffing and its overall resources, as well as its compensation program. The Board reviewed each Sub-Adviser’s history and investment experience, as well as information regarding the qualifications, background and responsibilities of the Sub-Adviser’s investment and compliance personnel who provide services to the Portfolios. The Board also considered, among other things, the Sub-Adviser’s compliance program and any disciplinary history. The Board also took into account the Sub-Adviser’s risk assessment and monitoring process. The Board noted each Sub-Adviser’s regulatory history, including whether it was currently involved in any regulatory actions or investigations as well as material litigation, and any settlements and amelioratory actions undertaken, as appropriate. The Board also noted that the CCO and his staff conduct regular, periodic compliance reviews with each of the Sub-Advisers and present reports to the Independent Trustees regarding the same, which includes evaluating the regulatory compliance systems of the Sub-Advisers and procedures reasonably designed by them to help assure compliance with the federal securities laws, including issues related to late trading and market timing, best execution, fair value pricing, and proxy voting procedures, among others. The Board also took into account the financial condition of each Sub-Adviser. In its review, the Board also received and took into account information regarding any services and/or payments provided to the Adviser by the Sub-Advisers in connection with marketing activities.

The Board considered each Sub-Adviser’s investment process and philosophy. The Board took into account that each Sub-Adviser’s responsibilities include the development and maintenance of an investment program for the applicable Portfolio which is consistent with the Portfolio’s investment objectives, the selection of investment securities and the placement of orders for the purchase and sale of such securities, as well as the implementation of compliance controls related to performance of these services. The Board also reviewed each Sub-Adviser’s brokerage policies and practices.

Performance. The Board considered the performance of the Portfolios as described in the quarterly reports prepared by management, and as also analyzed in reports prepared by the Independent Trustees’ independent consultant. The Board noted that the Adviser reviews with the Board on a quarterly basis detailed information about the Portfolios’ performance results, portfolio composition and investment strategies. The Board also reviewed and considered a separate report prepared by Lipper Inc. (“Lipper”), an independent third party, which provided a statistical analysis comparing the Portfolios’ investment performance, expenses, and fees to comparable funds underlying variable insurance products (the “Performance Universe”). In addition, the Independent Trustees met separately with a representative of Bobroff Consulting, Inc., an independent consultant (“Bobroff), at a special board meeting in September 2013, to review the separate reports prepared by such consultant (“Bobroff Report”), which analyzed the report prepared by Lipper. The Board also considered each Portfolio’s more recent performance subsequent to the performance period covered by the Lipper reports, and management’s discussion of the same, including the effect of current market conditions on each Portfolio’s more recent performance.

The Board reviewed the Portfolios’ performance records and the Adviser’s and Sub-Advisers’ management styles and long-term performance records with the Portfolios and comparable funds. The Board focused particular attention on Portfolios with less favorable performance records. The Board was mindful of the Adviser’s focus on each Sub-Adviser’s performance and noted that the Adviser has been active in monitoring and responding to any performance issues with respect to the Portfolios. The Board also took into account its discussions with management regarding factors that contributed to the performance of the Portfolios.

Among other data relating specifically to the MSCI EAFE Index Portfolio’s performance, the Board considered that the Portfolio outperformed the median of its Performance Universe for the one- and three-year periods ended June 30, 2013, and slightly underperformed the median of its Performance Universe for the five-year period ended June 30, 2013. The Board also noted that the Portfolio outperformed its Lipper Index for the one-, three- and five-year periods ended June 30, 2013. The Board took into account that the Portfolio underperformed its benchmark, the MSCI EAFE Index, for the one-, three- and five-year periods ended October 31, 2013.

Fees and Expenses. The Board gave consideration to the advisory fees payable under the Advisory Agreement and the sub-advisory fees payable under each of the Sub-Advisory Agreements. In this regard, the Board reviewed the advisory fees payable on a Portfolio-by-Portfolio basis based on information provided by the Adviser. The Independent Trustees, with the assistance of Bobroff, also examined the fees paid by a Portfolio in light of fees paid to other investment managers by comparable funds, as well as considered the fees charged by the Adviser to manage other comparable funds, as applicable. The Lipper report included comparisons of the Adviser’s fee schedule with that of its peers based on an asset-based analysis of relative fee structures according to the size of the Portfolio. In addition, the Board considered the Portfolios’ advisory and sub-advisory fees and total expenses as compared to similarly situated investment companies underlying variable insurance products deemed to be comparable to the Portfolios as determined by Lipper. The Board considered a Portfolio’s ranking within a smaller group of peer funds chosen by Lipper (the “Expense Group”), as well as

MSF-31

Metropolitan Series Fund

MSCI EAFE Index Portfolio

Board of Trustees’ Consideration of Advisory and Sub-Advisory Agreements—(Continued)

the Portfolio’s ranking within broader groups of funds (the “Expense Universe” and the “Sub-advised Expense Universe”). The Board also considered a Portfolio’s contractual sub-advisory fees, as applicable, as compared to the Sub-advised Expense Universe as well as a smaller group of funds (the “Sub-advised Expense Group”). In comparing a Portfolio’s actual and contractual management fee to that of comparable funds, the Board noted that such fee includes both advisory and administrative fees.

The Board noted that the sub-advisory fees for the Portfolios are paid by the Adviser, not the Portfolios, out of the advisory fee. It was further noted that the Adviser negotiates such fees at arm’s length. The Board also considered that the Adviser had entered into expense limitation agreements with certain of the Portfolios, pursuant to which the Adviser has agreed to waive a portion of its advisory fee and/or reimburse certain expenses as a means of limiting a Portfolio’s total annual operating expenses. The Board further considered the amount of sub-advisory fees paid out by the Adviser and the amount of the management fees that it retained in light of the services performed by Sub-Advisers and Adviser, respectively.

With respect to the MSCI EAFE Index Portfolio, the Board considered that the Portfolio’s actual management fees and total expenses (exclusive of 12b-1 fees) were below the Expense Group median, Expense Universe median and Sub-advised Expense Universe median. The Board further noted that the Portfolio’s contractual management fees were below the asset-weighted average of the Expense Group at the Portfolio’s current size. The Board also noted that the Portfolio’s contractual sub-advisory fees were below the average of the Sub-advised Expense Group and the Sub-advised Expense Universe at the Portfolio’s current size. The Board took into account that the Adviser had waived fees and/or reimbursed expenses during the past year.

Profitability. The Board examined the profitability of the Adviser on a Portfolio-by-Portfolio basis. The Board also considered that the Distributor, MetLife Investors Distribution Company, receives Rule 12b-1 payments to support the distribution of the products. The Board considered the profitability to the Sub-Advisers and their affiliates as a result of their relationships with the Portfolios, and the Board considered the ability of the Adviser to negotiate the Sub-Advisory Agreements and the fees thereunder at arm’s length. The Board also reviewed Portfolio specific data with regard to the profitability of the Portfolios to each Sub-Adviser, as available.

Economies of scale. The Board also considered the effect of the Portfolios’ growth in size on their fees. The Board noted that the fee schedules for most of the Portfolios contain breakpoints that reduce the fee rate above specified asset levels. The Board noted those Portfolios that did not contain breakpoints in the advisory fee and took into account management’s discussion of the same. The Board noted that those Portfolios with advisory fee schedules containing breakpoints generally reflect the inclusion of breakpoints in the sub-advisory fee schedule for such Portfolios. The Board considered the effective fees under the Advisory Agreement for a Portfolio as a percentage of assets at different asset levels and possible economies of scale that may be realized if the assets of the Portfolio grow. Among other data, the Board examined the effect of a Portfolio’s growth in size on various fee schedules and reviewed the Lipper and Bobroff Reports, which compared fees among peers. The Board also generally noted that if a Portfolio’s assets increase over time, the Portfolio may realize other economies of scale if assets increase proportionally more than certain other fixed expenses. In addition, the Board noted that the Adviser had taken a number of steps to date intended to share the benefits of economies of scale with contractholders.

With respect to the MSCI EAFE Index Portfolio, the Board noted that the Portfolio’s advisory fee does not contain breakpoints. The Board further considered that the Portfolio’s management fees were below the asset-weighted average of comparable funds at all asset levels. The Board considered the effect of the Portfolio’s current size and potential growth on its performance and fees. The Board noted management’s discussion of the Portfolio’s advisory fee structure. The Board also noted that if the Portfolio’s assets increased over time, the Portfolio might realize other economies of scale if assets increased proportionally more than certain other fixed expenses.

Other factors. As part of its evaluation of the Adviser’s compensation, the Board considered other benefits that may be realized by the Adviser and its affiliates from their relationship with the Trusts. Among them, the Board recognized that an affiliate of the Adviser, MetLife Investors Distribution Company, serves as the Distributor for the Trusts, and, as such, receives payments pursuant to Rule 12b-1 from the Portfolios to compensate it for providing shareholder services and selling activities, which could lead to growth in the Trusts’ assets and corresponding benefits from such growth, including economies of scale. The Board also considered that affiliates of the Adviser may benefit from certain indirect tax benefits relating to dividend received deductions and foreign tax credits. In conjunction with these considerations, the Board noted the costs of providing investment management and other services to the Portfolios and the ongoing commitment of the Adviser to the Portfolios.

The Board considered other benefits that may be realized by each Sub-Adviser and its affiliates from their relationship with the Trusts, including the opportunity to provide advisory services to additional portfolios of the Trusts and reputational benefits. In conjunction with these considerations, the Board noted the costs of providing investment advisory services to the Portfolios and the ongoing commitment of the Sub-Advisers to the Portfolios.

MSF-32

Metropolitan Series Fund

MSCI EAFE Index Portfolio

Board of Trustees’ Consideration of Advisory and Sub-Advisory Agreements—(Continued)

The Board considered possible conflicts of interest in the form of material benefits or detriments to the Trusts resulting from the nature of the Trusts’ and the Adviser’s or the Sub-Advisers’ affiliations and the services that are provided to the Trusts, and the manner in which such conflicts were mitigated.

Conclusions. After full consideration of the factors discussed above, the Board, including a majority of the Independent Trustees, approved the Advisory Agreement and the Sub-Advisory Agreement, as applicable, with respect to each Portfolio, unless otherwise noted. In making its approvals, the Board concluded that the nature, extent and quality of services provided by the Adviser and each Sub-Adviser supported the renewal of the Agreements. The Board also concluded that the investment performance of each Fund was such that each Agreement should continue. In addition, the Board concluded that fees paid by a Portfolio to the Adviser and, if applicable, the Sub-Adviser appeared to be acceptable in light of nature, extent and quality of the services provided by the Adviser and Sub-Adviser. Further, the Board concluded that the Adviser’s profitability in providing services under the Advisory Agreements did not appear unreasonably high in light of the nature, extent and quality of the services provided by the Adviser. Finally, the Board concluded that the Advisory and Sub-Advisory fees in some measure share economies of scale with contractholders. In approving the renewal of each of the Agreements, the Board, including the Independent Trustees, did not identify any single factor as controlling, and generally attributed different weights to various factors for the various Portfolios. The Board evaluated all information available to them on a Portfolio-by-Portfolio basis, and their decisions were made separately with respect to each Portfolio.

MSF-33

Metropolitan Series Fund

Neuberger Berman Genesis Portfolio

Managed By Neuberger Berman Management LLC

Portfolio Manager Commentary*

PERFORMANCE

For the one year period ended December 31, 2013, the Class A, B, and E shares of the Neuberger Berman Genesis Portfolio returned 38.52%, 38.19%, and 38.37%, respectively. The Portfolio’s benchmark, the Russell 2000 Value Index1, returned 34.52%.

MARKET ENVIRONMENT / CONDITIONS

The overall U.S. stock market capped off an outstanding year by posting strong results during the fourth quarter. The market’s rally during the reporting period was triggered by a number of factors, including generally positive economic data and corporate profits that often exceeded expectations. Demand for equities was also robust overall, as investors looked to generate higher returns and they appeared to rotate out of bonds given their overall weak results. As the year progressed the outperformance of low quality stocks dissipated and, by the fourth quarter, higher quality stocks were the market leaders. We are encouraged by this turn of events, as it plays into our long-held investment process of emphasizing higher quality/free cash flow generating companies. Even though the Federal Reserve announced the tapering of its asset purchases in December, the decision was positively received by the equity market and it ended the year at an all-time high. All told, the overall stock market, as measured by the S&P 500 Index, gained 32.39% in 2013. This represented its best calendar year return since 1997. Small-cap value stocks generated even better results, as the Russell 2000 Value Index gained 34.52% during the year.

PORTFOLIO REVIEW / PERIOD END POSITIONING

The Portfolio’s outperformance during the period was driven by both stock selection and sector allocation. In particular, from a stock selection perspective, holdings in the Financials, Energy and Consumer Discretionary sectors added the most value. On the downside, holdings in the Health Care sector detracted the most from results. Also modestly detracting from results was stock selection in the Consumer Staples and Information Technology sectors.

Individual stocks that contributed the most to the Portfolio’s results during the year were Wabtec Corp., Oceaneering International, Inc. and Altisource Asset Management Corp. Wabtec manufactures high value components, such as brake shoes and electronics, that improve safety and productivity for rail customers. The stock generates strong cash flow and has high, consistent returns. Throughout the year, the company’s revenues and profitability exceeded expectations due to strength in a key technology franchise known as “Positive Train Control.” It also benefited from recovering demand in the transit market. Oceaneering International builds and operates equipment used for subsea exploration and production of oil and gas, especially in deep water. The company’s performance remained strong during the year, driven by robust sales of subsea production equipment as major oil companies began to shift focus from exploration to development of deep-water fields. Altisource Asset Management is the management company for Altisource Residential, a single family home rental Real Estate Investment Trust (“REIT”). Altisource Asset Management receives management fees and distributions based on the cash flow generated by Altisource Residential. Altisource Residential has been successful raising and deploying capital in support of its strategy.

The Portfolio’s holdings that detracted the most from performance were Alamos Gold, Inc., NETGEAR, Inc. and Endeavour Silver Corp. Alamos Gold is a gold mining company with major operations in Mexico and Turkey. Its shares sold off during the year as the price of gold declined. We retain our positive long term view for the company and the commodity. NETGEAR provides wireless routers and associated products for the home and small business markets. The company’s business came under pressure during the year due to consolidation among its customer base, an execution issue and continued weakness in Europe. We remain confident that the company is well positioned to continue to benefit from continued broadband penetration globally. Endeavor Silver mines for gold and silver in Mexico. The stock sold off sharply in line with other small-cap silver and gold producers as the price of gold declined. We exited the position during the reporting period.

Sector allocation also contributed to the Portfolio’s relative performance during the year. Of note was the positive impact from our lack of exposure to REITs given their low entry barriers and frequent external financing requirements. This positioning was rewarded due to REITs weak performance amid the rising interest rate environment. Conversely, the Portfolio’s roughly 3% cash position was the largest detractor from performance. Even though this allocation was modest and consistent with historical levels, it was a drag on results due to the market’s strong performance and the low yields available from cash instruments.

A number of changes were made to the Portfolio during the period. In particular, we added to the Portfolio’s allocations in the Consumer Discretionary and Financials sectors, while paring its exposures to the Energy and Consumer Staples sectors. The increase in Consumer Discretionary was driven by a number of factors, including improvements in the housing market which we feel will support consumer confidence, the wealth effect and consumer spending. In addition, we felt that less upward pressure from commodities, especially Energy, would be a positive for the sector overall. Within the Financials sector, we focused on a number of areas, including evolving opportunities in special mortgage servicers, driven by changes to the regulatory environment. We also raised our exposure to banks, as

MSF-1

Metropolitan Series Fund

Neuberger Berman Genesis Portfolio

Managed By Neuberger Berman Management LLC

Portfolio Manager Commentary*—(Continued)

margin pressure and a few other economic headwinds for the industry started to ease. Our reduced exposure to the Energy sector was driven by less emerging market demand growth, especially in China, due to a structural shift in the country’s economic model from infrastructure building/export to more internal consumption. At the same time, we continue to see significant new supply from U.S. shale plays, both oil and gas. Finally, our Consumer Staples position was lowered due largely to the elimination of Harris Teeter, our second largest position in the sector at the beginning of the year. The stock was eliminated after it was announced that Kroger would be acquiring the company.

Judith M. Vale

Robert W. D’Alelio

Michael L. Bowyer

Brett S. Reiner

Portfolio Managers

Neuberger Berman Management LLC

* This commentary may include statements that constitute “forward-looking statements” under the U.S. securities laws. Forward-looking statements include, among other things, projections, estimates, and information about possible or future results related to the Portfolio, market or regulatory developments. The views expressed above are not guarantees of future performance or economic results and involve certain risks, uncertainties and assumptions that could cause actual outcomes and results to differ materially from the views expressed herein. The views expressed above are subject to change at any time based upon economic, market, or other conditions and the subadvisory firm undertakes no obligation to update the views expressed herein. Any discussions of specific securities should not be considered a recommendation to buy or sell those securities. The views expressed above (including any forward-looking statement) may not be relied upon as investment advice or as an indication of the Portfolio’s trading intent. Information about the Portfolio’s holdings, asset allocation or country diversification is historical and is not an indication of future Portfolio composition, which may vary. Direct investment in any index is not possible. The performance of any index mentioned in this commentary has not been adjusted for ongoing management, distribution and operating expenses, and sales charges applicable to mutual fund investments. In addition, the returns do not reflect additional fees charged by separate accounts or variable insurance contracts that an investor in the Portfolio may pay. If these additional fees were reflected, performance would have been lower.

MSF-2

Metropolitan Series Fund

Neuberger Berman Genesis Portfolio

A $10,000 INVESTMENT COMPARED TO THE RUSSELL 2000 VALUE INDEX

AVERAGE ANNUAL RETURNS (%) (FOR THE YEAR ENDED DECEMBER 31, 2013)

	1 Year	5 Year	10 Year
Neuberger Berman Genesis Portfolio
Class A	38.52	17.27	6.35
Class B	38.19	16.98	6.08
Class E	38.37	17.10	6.19
Russell 2000 Value Index	34.52	17.64	8.61

1 The Russell 2000 Value Index is an unmanaged measure of performance of those Russell 2000 companies that have lower price-to-book ratios and lower forecasted growth values.

Portfolio performance is calculated including reinvestment of all income and capital gain distributions. Performance numbers are net of all Portfolio expenses but do not include any insurance, sales, separate account or administrative charges of variable annuity or life insurance contracts or any additional expenses that participants may bear relating to the operations of their plans. If these charges were included, the returns would be lower. The performance of any index referenced above has not been adjusted for ongoing management, distribution and operating expenses, and sales charges applicable to mutual fund investments. Direct investment in any index is not possible. The performance of Class A shares, as set forth in the line graph above, will differ from that of other classes because of the difference in expenses paid by policyholders investing in the different share classes.

This information represents past performance and is not indicative of future results. Investment return and principal value may fluctuate so that shares, upon redemption, may be worth more or less than the original cost.

PORTFOLIO COMPOSITION AS OF DECEMBER 31, 2013

Top Holdings

% of Net Assets
Wabtec Corp.	2.2
Church & Dwight Co., Inc.	2.1
Aptargroup, Inc.	2.0
Oceaneering International, Inc.	1.9
Polaris Industries, Inc.	1.8
Altisource Portfolio Solutions S.A.	1.8
Ocwen Financial Corp.	1.8
CLARCOR, Inc.	1.7
Solera Holdings, Inc.	1.5
West Pharmaceutical Services, Inc.	1.5

Top Sectors

% of Market Value of Total Long-Term Investments
Industrials	21.8
Information Technology	15.9
Financials	14.7
Consumer Discretionary	13.7
Health Care	11.1
Materials	9.3
Energy	6.7
Consumer Staples	5.6
Utilities	1.2

MSF-3

Metropolitan Series Fund

Neuberger Berman Genesis Portfolio

Understanding Your Portfolio’s Expenses

Shareholder Expense Example

As a shareholder of the Portfolio, you incur ongoing costs, including management fees; distribution and service (12b-1) fees; and other Portfolio expenses. This example is intended to help you understand your ongoing costs (in dollars) (referred to as “expenses”) of investing in the Portfolio and compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period, July 1, 2013 through December 31, 2013.

Actual Expenses

The first line for each share class of the Portfolio in the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested in the particular share class of the Portfolio, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line for each share class of the Portfolio in the table below provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any fees or charges of your variable insurance product or any additional expenses that participants in certain eligible qualified plans may bear relating to the operations of their plan. Therefore, the second line for each share class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these other costs were included, your costs would have been higher.

Neuberger Berman Genesis Portfolio		Annualized Expense Ratio	Beginning Account Value July 1, 2013	Ending Account Value December 31, 2013	Expenses Paid During Period** July 1, 2013 to December 31, 2013
Class A(a)	Actual	0.81%	$1,000.00	$1,219.90	$4.53
	Hypothetical*	0.81%	$1,000.00	$1,021.12	$4.13

Class B(a)	Actual	1.07%	$1,000.00	$1,218.40	$5.98
	Hypothetical*	1.07%	$1,000.00	$1,019.81	$5.45

Class E(a)	Actual	0.96%	$1,000.00	$1,219.60	$5.37
	Hypothetical*	0.96%	$1,000.00	$1,020.37	$4.89

* Hypothetical assumes a rate of return of 5% per year before expenses.

** Expenses paid are equal to the Portfolio’s annualized expense ratio for the most recent six month period, as shown above, multiplied by the average account value over the period, multiplied by the number of days (184 days) in the most recent fiscal half-year, divided by 365 (to reflect the one-half year period).

(a) The annualized expense ratio shown reflects the impact of the management fee waiver as described in Note 6 of the Notes to Financial Statements.

MSF-4

Metropolitan Series Fund

Neuberger Berman Genesis Portfolio

Schedule of Investments as of December 31, 2013

Common Stocks—97.2% of Net Assets

Security Description	Shares	Value

Aerospace & Defense—0.1%
Cubic Corp.	32,200	$1,695,652

Air Freight & Logistics—0.5%
Forward Air Corp.	191,676	8,416,493

Auto Components—0.4%
Gentex Corp.	214,700	7,082,953

Beverages—0.9%
Boston Beer Co., Inc. (The) - Class A (a)	62,472	15,105,105

Building Products—1.0%
AAON, Inc.	202,615	6,473,549
AO Smith Corp.	192,400	10,378,056

		16,851,605

Chemicals—4.2%
Balchem Corp.	244,663	14,361,718
Hawkins, Inc.	101,590	3,778,132
Innophos Holdings, Inc.	189,311	9,200,515
NewMarket Corp.	30,217	10,097,011
RPM International, Inc.	167,900	6,969,529
Sensient Technologies Corp.	435,800	21,145,016
Stepan Co.	87,318	5,730,680

		71,282,601

Commercial Banks—7.6%
Bank of Hawaii Corp.	302,600	17,895,764
Bank of the Ozarks, Inc.	159,538	9,028,255
BankUnited, Inc.	380,500	12,526,060
BOK Financial Corp.	177,182	11,750,710
Community Bank System, Inc.	149,387	5,927,676
Cullen/Frost Bankers, Inc.	253,198	18,845,527
CVB Financial Corp.	211,000	3,601,770
First Financial Bankshares, Inc.	240,955	15,980,136
FNB Corp.	523,048	6,600,866
PacWest Bancorp	286,628	12,101,434
ViewPoint Financial Group, Inc.	147,400	4,046,130
Westamerica Bancorp	174,000	9,824,040

		128,128,368

Commercial Services & Supplies—4.1%
Copart, Inc. (a)	88,600	3,247,190
Healthcare Services Group, Inc.	599,414	17,005,375
Rollins, Inc.	744,610	22,554,237
Team, Inc. (a)	103,403	4,378,083
UniFirst Corp.	51,500	5,510,500
United Stationers, Inc.	358,474	16,450,372

		69,145,757

Communications Equipment—0.6%
NETGEAR, Inc. (a)	308,600	10,165,284

Construction & Engineering—0.1%
Primoris Services Corp.	70,000	2,179,100

Construction Materials—0.4%
Eagle Materials, Inc.	94,800	$7,340,364

Containers & Packaging—2.6%
Aptargroup, Inc.	492,354	33,386,525
Silgan Holdings, Inc.	215,200	10,333,904

		43,720,429

Distributors—1.3%
Pool Corp.	377,260	21,933,896

Electrical Equipment—0.7%
Franklin Electric Co., Inc.	102,400	4,571,136
Thermon Group Holdings, Inc. (a)	241,100	6,589,263

		11,160,399

Electronic Equipment, Instruments & Components—2.3%
Badger Meter, Inc.	165,088	8,997,296
FEI Co.	231,754	20,709,537
Littelfuse, Inc.	57,100	5,306,303
Rogers Corp. (a)	65,200	4,009,800

		39,022,936

Energy Equipment & Services—4.5%
CARBO Ceramics, Inc.	172,700	20,124,731
Natural Gas Services Group, Inc. (a)	261,735	7,216,034
Oceaneering International, Inc.	412,800	32,561,664
Pason Systems, Inc.	534,200	11,549,404
ShawCor, Ltd.	141,700	5,663,749

		77,115,582

Food & Staples Retailing—0.2%
North West Co., Inc. (The)	153,900	3,729,241

Food Products—2.2%
B&G Foods, Inc.	240,800	8,165,528
Flowers Foods, Inc.	430,550	9,243,909
J&J Snack Foods Corp.	102,609	9,090,131
Lancaster Colony Corp.	118,700	10,463,405

		36,962,973

Gas Utilities—0.9%
Piedmont Natural Gas Co., Inc.	30,900	1,024,644
South Jersey Industries, Inc.	147,500	8,254,100
WGL Holdings, Inc.	158,600	6,353,516

		15,632,260

Health Care Equipment & Supplies—5.9%
Abaxis, Inc. (a)	181,054	7,245,781
Cyberonics, Inc. (a)	29,500	1,932,545
Haemonetics Corp. (a)	511,908	21,566,684
IDEXX Laboratories, Inc. (a)	179,500	19,093,415
Meridian Bioscience, Inc.	374,700	9,940,791
Sirona Dental Systems, Inc. (a)	222,700	15,633,540
West Pharmaceutical Services, Inc.	501,066	24,582,298

		99,995,054

See accompanying notes to financial statements.

MSF-5

Metropolitan Series Fund

Neuberger Berman Genesis Portfolio

Schedule of Investments as of December 31, 2013

Common Stocks—(Continued)

Security Description	Shares	Value

Health Care Providers & Services—2.9%
Amsurg Corp. (a)	105,842	$4,860,265
Henry Schein, Inc. (a)	197,300	22,543,498
MWI Veterinary Supply, Inc. (a)	123,155	21,009,011

		48,412,774

Hotels, Restaurants & Leisure—4.4%
Bally Technologies, Inc. (a)	277,230	21,748,693
Brinker International, Inc.	336,500	15,593,410
Cheesecake Factory, Inc. (The)	187,000	9,026,490
Cracker Barrel Old Country Store, Inc.	76,200	8,387,334
Papa John’s International, Inc.	223,600	10,151,440
Texas Roadhouse, Inc.	328,100	9,121,180

		74,028,547

Household Durables—0.2%
Leggett & Platt, Inc.	128,000	3,960,320

Household Products—2.1%
Church & Dwight Co., Inc.	540,400	35,817,712

Industrial Conglomerates—0.8%
Raven Industries, Inc.	342,229	14,079,301

Insurance—1.1%
RLI Corp.	132,270	12,880,453
Safety Insurance Group, Inc.	113,700	6,401,310

		19,281,763

Internet Software & Services—0.3%
j2 Global, Inc.	106,700	5,336,067

IT Services—1.5%
Jack Henry & Associates, Inc.	231,200	13,689,352
Sapient Corp. (a)	631,573	10,964,107

		24,653,459

Leisure Equipment & Products—1.8%
Polaris Industries, Inc.	210,898	30,715,185

Life Sciences Tools & Services—2.0%
ICON plc (a)	492,037	19,883,215
PAREXEL International Corp. (a)	157,800	7,129,404
Techne Corp.	77,100	7,299,057

		34,311,676

Machinery—10.5%
Chart Industries, Inc. (a)	73,500	7,029,540
CLARCOR, Inc.	446,702	28,745,274
Donaldson Co., Inc.	302,500	13,146,650
Graco, Inc.	95,000	7,421,400
Lincoln Electric Holdings, Inc.	65,578	4,678,334
Middleby Corp. (The) (a)	61,500	14,758,155
Nordson Corp.	259,262	19,263,167
RBC Bearings, Inc. (a)	36,700	2,596,525
Tennant Co.	87,578	5,938,664

Machinery—(Continued)
Toro Co. (The)	255,100	16,224,360
Valmont Industries, Inc.	137,000	20,429,440
Wabtec Corp.	500,200	37,149,854

		177,381,363

Media—1.5%
LIN Media LLC - Class A (a)	182,400	5,236,704
Media General, Inc. (a)	127,800	2,888,280
Nexstar Broadcasting Group, Inc. - Class A	297,500	16,579,675

		24,704,659

Metals & Mining—1.3%
Alamos Gold, Inc.	600,400	7,282,852
Compass Minerals International, Inc.	180,700	14,465,035

		21,747,887

Multi-Utilities—0.3%
NorthWestern Corp.	108,300	4,691,556

Office Electronics—1.0%
Zebra Technologies Corp. - Class A (a)	306,382	16,569,139

Oil, Gas & Consumable Fuels—1.9%
Evolution Petroleum Corp.	122,500	1,511,650
Gulfport Energy Corp. (a)	270,100	17,056,815
Laredo Petroleum Holdings, Inc. (a)	182,500	5,053,425
Oasis Petroleum, Inc. (a)	149,000	6,998,530
Painted Pony Petroleum, Ltd. (a)	271,900	1,784,661

		32,405,081

Paper & Forest Products—0.5%
Stella-Jones, Inc.	246,600	6,374,191
Stella-Jones, Inc. (144A)	103,200	2,647,399

		9,021,590

Professional Services—0.9%
Exponent, Inc.	170,178	13,178,584
Mistras Group, Inc. (a)	65,934	1,376,702

		14,555,286

Real Estate Management & Development—2.8%
Altisource Asset Management Corp. (a)	17,605	16,372,650
Altisource Portfolio Solutions S.A. (a)	191,352	30,354,168

		46,726,818

Road & Rail—0.3%
Genesee & Wyoming, Inc. - Class A (a)	61,700	5,926,285

Semiconductors & Semiconductor Equipment—1.8%
Hittite Microwave Corp. (a)	271,092	16,734,509
Power Integrations, Inc.	238,630	13,320,327

		30,054,836

See accompanying notes to financial statements.

MSF-6

Metropolitan Series Fund

Neuberger Berman Genesis Portfolio

Schedule of Investments as of December 31, 2013

Common Stocks—(Continued)

Security Description	Shares	Value

Software—8.1%
Advent Software, Inc.	244,800	$8,565,552
Blackbaud, Inc.	77,894	2,932,709
Computer Modelling Group, Ltd.	25,500	638,790
Constellation Software, Inc.	91,850	19,414,335
FactSet Research Systems, Inc.	98,500	10,695,130
Manhattan Associates, Inc. (a)	157,419	18,493,584
MICROS Systems, Inc. (a)	401,632	23,041,628
Monotype Imaging Holdings, Inc.	294,593	9,385,733
Solera Holdings, Inc.	357,500	25,296,700
Tyler Technologies, Inc. (a)	176,900	18,066,797

		136,530,958

Specialty Retail—3.1%
Hibbett Sports, Inc. (a)	248,500	16,701,685
Sally Beauty Holdings, Inc. (a)	496,300	15,003,149
Tractor Supply Co.	280,300	21,745,674

		53,450,508

Textiles, Apparel & Luxury Goods—0.5%
Wolverine World Wide, Inc.	270,700	9,192,972

Thrifts & Mortgage Finance—2.9%
Brookline Bancorp, Inc.	283,363	2,711,784
Home Loan Servicing Solutions, Ltd.	685,039	15,735,346
Ocwen Financial Corp. (a)	545,200	30,231,340

		48,678,470

Trading Companies & Distributors—2.2%
Applied Industrial Technologies, Inc.	304,271	14,936,663
Beacon Roofing Supply, Inc. (a)	229,413	9,240,756
MSC Industrial Direct Co., Inc. - Class A	60,600	4,900,722
Watsco, Inc.	91,325	8,772,680

		37,850,821

Total Common Stocks (Cost $1,071,862,691)		1,646,751,085

Short-Term Investment—2.8%
Security Description	Principal Amount*	Value

Repurchase Agreement—2.8%
Fixed Income Clearing Corp. Repurchase Agreement dated 12/31/13 at 0.000% to be repurchased at $47,383,000 on 01/02/14, collateralized by $48,395,000 U.S. Treasury Note at 0.250% due 10/31/15 with a value of $48,334,506.	47,383,000	47,383,000

Total Short-Term Investment (Cost $47,383,000)		47,383,000

Total Investments—100.0% (Cost $1,119,245,691) (b)		1,694,134,085
Other assets and liabilities (net)—0.0%		729,868

Net Assets—100.0%		$1,694,863,953

*	Principal amount stated in U.S. dollars unless otherwise noted.
(a)	Non-income producing security.
(b)	As of December 31, 2013, the aggregate cost of investments for federal income tax purposes was $1,120,216,387. The aggregate unrealized appreciation and depreciation of investments were $578,176,704 and $(4,259,006), respectively, resulting in net unrealized appreciation of $573,917,698 for federal income tax purposes.
(144A)—	Securities exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. As of December 31, 2013, the market value of 144A securities was $2,647,399, which is 0.2% of net assets.

See accompanying notes to financial statements.

MSF-7

Metropolitan Series Fund

Neuberger Berman Genesis Portfolio

Schedule of Investments as of December 31, 2013

Fair Value Hierarchy

Accounting principles generally accepted in the United States of America (“GAAP”) define fair market value as the price that the Portfolio would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. It establishes a fair value hierarchy that prioritizes inputs to valuation methods and requires disclosure of the fair value hierarchy that segregates fair value measurements into three levels. Levels 1, 2 and 3 of the fair value hierarchy are defined as follows:

Level 1 - unadjusted quoted prices in active markets for identical investments

Level 2 - other significant observable inputs (including, but not limited to, unadjusted quoted prices for similar investments in markets that are either active or inactive; inputs other than quoted prices that are observable such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks, default rates, etc.)

Level 3 - significant unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are unavailable (including the Portfolio’s own assumptions in determining the fair value of investments)

The inputs or methodologies used for valuing investments are not necessarily an indication of the risk associated with investing in them. Changes to the inputs or methodologies used may result in transfers between levels, which will be recognized as of the beginning of the reporting period. Information on transfers between Level 1 and Level 2, if any, will be disclosed following the fair value hierarchy table below. A reconciliation of Level 3 securities, if any, will also be disclosed following the fair value hierarchy table. For more information about the Portfolio’s policy regarding the valuation of investments, please refer to the Notes to Financial Statements.

The following table summarizes the fair value hierarchy of the Portfolio’s investments as of December 31, 2013:

Description	Level 1	Level 2	Level 3	Total
Common Stocks
Aerospace & Defense	$1,695,652	$—	$—	$1,695,652
Air Freight & Logistics	8,416,493	—	—	8,416,493
Auto Components	7,082,953	—	—	7,082,953
Beverages	15,105,105	—	—	15,105,105
Building Products	16,851,605	—	—	16,851,605
Chemicals	71,282,601	—	—	71,282,601
Commercial Banks	128,128,368	—	—	128,128,368
Commercial Services & Supplies	69,145,757	—	—	69,145,757
Communications Equipment	10,165,284	—	—	10,165,284
Construction & Engineering	2,179,100	—	—	2,179,100
Construction Materials	7,340,364	—	—	7,340,364
Containers & Packaging	43,720,429	—	—	43,720,429
Distributors	21,933,896	—	—	21,933,896
Electrical Equipment	11,160,399	—	—	11,160,399
Electronic Equipment, Instruments & Components	39,022,936	—	—	39,022,936
Energy Equipment & Services	77,115,582	—	—	77,115,582
Food & Staples Retailing	3,729,241	—	—	3,729,241
Food Products	36,962,973	—	—	36,962,973
Gas Utilities	15,632,260	—	—	15,632,260
Health Care Equipment & Supplies	99,995,054	—	—	99,995,054
Health Care Providers & Services	48,412,774	—	—	48,412,774
Hotels, Restaurants & Leisure	74,028,547	—	—	74,028,547
Household Durables	3,960,320	—	—	3,960,320
Household Products	35,817,712	—	—	35,817,712
Industrial Conglomerates	14,079,301	—	—	14,079,301
Insurance	19,281,763	—	—	19,281,763
Internet Software & Services	5,336,067	—	—	5,336,067
IT Services	24,653,459	—	—	24,653,459
Leisure Equipment & Products	30,715,185	—	—	30,715,185
Life Sciences Tools & Services	34,311,676	—	—	34,311,676
Machinery	177,381,363	—	—	177,381,363
Media	24,704,659	—	—	24,704,659
Metals & Mining	21,747,887	—	—	21,747,887
Multi-Utilities	4,691,556	—	—	4,691,556
Office Electronics	16,569,139	—	—	16,569,139
Oil, Gas & Consumable Fuels	32,405,081	—	—	32,405,081
Paper & Forest Products	6,374,191	2,647,399	—	9,021,590

See accompanying notes to financial statements.

MSF-8

Metropolitan Series Fund

Neuberger Berman Genesis Portfolio

Schedule of Investments as of December 31, 2013

Fair Value Hierarchy—(Continued)

Description	Level 1	Level 2	Level 3	Total
Professional Services	$14,555,286	$—	$—	$14,555,286
Real Estate Management & Development	46,726,818	—	—	46,726,818
Road & Rail	5,926,285	—	—	5,926,285
Semiconductors & Semiconductor Equipment	30,054,836	—	—	30,054,836
Software	136,530,958	—	—	136,530,958
Specialty Retail	53,450,508	—	—	53,450,508
Textiles, Apparel & Luxury Goods	9,192,972	—	—	9,192,972
Thrifts & Mortgage Finance	48,678,470	—	—	48,678,470
Trading Companies & Distributors	37,850,821	—	—	37,850,821
Total Common Stocks	1,644,103,686	2,647,399	—	1,646,751,085
Total Short-Term Investment*	—	47,383,000	—	47,383,000
Total Investments	$1,644,103,686	$50,030,399	$—	$1,694,134,085

*	See Schedule of Investments for additional detailed categorizations.

See accompanying notes to financial statements.

MSF-9

Metropolitan Series Fund

Neuberger Berman Genesis Portfolio

Statement of Assets and Liabilities

December 31, 2013

Assets
Investments at value (a)	$1,694,134,085
Cash	31
Receivable for:
Investments sold	3,711,280
Fund shares sold	97,237
Dividends	998,289
Prepaid expenses	4,016

Total Assets	1,698,944,938
Liabilities
Due to bank cash denominated in foreign currencies (b)	26,201
Payables for:
Investments purchased	261,883
Fund shares redeemed	2,345,787
Accrued expenses:
Management fees	1,118,709
Distribution and service fees	103,176
Deferred trustees’ fees	89,792
Other expenses	135,437

Total Liabilities	4,080,985

Net Assets	$1,694,863,953

Net assets consist of:
Paid in surplus	$1,384,276,074
Undistributed net investment income	5,002,563
Accumulated net realized loss	(269,303,342)
Unrealized appreciation on investments and foreign currency transactions	574,888,658

Net Assets	$1,694,863,953

Net Assets
Class A	$1,153,973,557
Class B	418,909,923
Class E	121,980,473
Capital Shares Outstanding*
Class A	63,602,793
Class B	23,467,065
Class E	6,799,682
Net Asset Value, Offering Price and Redemption Price Per Share
Class A	$18.14
Class B	17.85
Class E	17.94

*	The Portfolio is authorized to issue an unlimited number of shares.
(a)	Identified cost of investments was $1,119,245,691.
(b)	Identified cost of cash denominated in foreign currencies due to custodian was $26,157.

Statement of Operations

Year Ended December 31, 2013

Investment Income
Dividends (a)	$18,219,412
Interest	9,343

Total investment income	18,228,755
Expenses
Management fees	11,693,294
Administration fees	27,777
Custodian and accounting fees	138,463
Distribution and service fees—Class B	764,565
Distribution and service fees—Class E	164,877
Audit and tax services	47,283
Legal	49,735
Trustees’ fees and expenses	36,570
Shareholder reporting	110,544
Insurance	7,644
Miscellaneous	12,442

Total expenses	13,053,194
Less management fee waiver	(125,000)
Less broker commission recapture	(122,924)

Net expenses	12,805,270

Net Investment Income	5,423,485

Net Realized and Unrealized Gain
Net realized gain (loss) on:
Investments	173,123,308
Futures contracts	(618,335)
Foreign currency transactions	(3,594)

Net realized gain	172,501,379

Net change in unrealized appreciation on:
Investments	305,307,730
Foreign currency transactions	1,010

Net change in unrealized appreciation	305,308,740

Net realized and unrealized gain	477,810,119

Net Increase in Net Assets from Operations	$483,233,604

(a)	Net of foreign withholding taxes of $162,005.

See accompanying notes to financial statements.

MSF-10

Metropolitan Series Fund

Neuberger Berman Genesis Portfolio

Statements of Changes in Net Assets

	Year Ended December 31, 2013	Year Ended December 31, 2012
Increase (Decrease) in Net Assets:
From Operations
Net investment income	$5,423,485	$9,532,998
Net realized gain	172,501,379	26,499,667
Net change in unrealized appreciation	305,308,740	70,277,681

Increase in net assets from operations	483,233,604	106,310,346

From Distributions to Shareholders
Net investment income
Class A	(7,826,114)	(3,314,847)
Class B	(764,142)	(156,523)
Class E	(667,678)	(216,498)

Total distributions	(9,257,934)	(3,687,868)

Increase (decrease) in net assets from capital share transactions	91,139,738	(56,260,150)

Total increase in net assets	565,115,408	46,362,328

Net Assets
Beginning of period	1,129,748,545	1,083,386,217

End of period	$1,694,863,953	$1,129,748,545

Undistributed Net Investment Income
End of period	$5,002,563	$9,325,531

Other Information:

Capital Shares

Transactions in capital shares were as follows:

	Year Ended December 31, 2013		Year Ended December 31, 2012
	Shares	Value	Shares	Value
Class A
Sales	7,032,471	$102,037,519	3,260,302	$41,074,736
Shares issued through acquisition	6,103,045	87,090,450	0	0
Reinvestments	561,414	7,826,114	262,874	3,314,847
Redemptions	(19,908,137)	(300,671,391)	(5,773,961)	(73,418,076)

Net decrease	(6,211,207)	$(103,717,308)	(2,250,785)	$(29,028,493)

Class B
Sales	1,388,739	$21,956,905	650,314	$8,094,876
Shares issued through acquisition	18,058,543	253,903,111	0	0
Reinvestments	55,615	764,142	12,582	156,523
Redemptions	(5,039,255)	(77,854,399)	(1,627,473)	(20,313,351)

Net increase (decrease)	14,463,642	$198,769,759	(964,577)	$(12,061,952)

Class E
Sales	148,626	$2,176,092	283,414	$3,554,756
Shares issued through acquisition	1,348,885	19,046,267	0	0
Reinvestments	48,382	667,678	17,334	216,498
Redemptions	(1,683,324)	(25,802,750)	(1,514,198)	(18,940,959)

Net decrease	(137,431)	$(3,912,713)	(1,213,450)	$(15,169,705)

Increase (decrease) derived from capital shares transactions		$91,139,738		$(56,260,150)

See accompanying notes to financial statements.

MSF-11

Metropolitan Series Fund

Neuberger Berman Genesis Portfolio

Financial Highlights

Selected per share data
	Class A
	Year Ended December 31,
	2013	2012	2011	2010	2009
Net Asset Value, Beginning of Period	$13.21	$12.05	$11.47	$9.48	$8.48

Income (Loss) from Investment Operations
Net investment income (a)	0.07	0.11	0.05	0.11	0.06
Net realized and unrealized gain on investments	4.98	1.10	0.62	1.93	1.03

Total from investment operations	5.05	1.21	0.67	2.04	1.09

Less Distributions
Distributions from net investment income	(0.12)	(0.05)	(0.09)	(0.05)	(0.09)

Total distributions	(0.12)	(0.05)	(0.09)	(0.05)	(0.09)

Net Asset Value, End of Period	$18.14	$13.21	$12.05	$11.47	$9.48

Total Return (%) (b)	38.52	10.03	5.80	21.58	13.15

Ratios/Supplemental Data
Gross ratio of expenses to average net assets (%)	0.83	0.86	0.86	0.89	0.94
Net ratio of expenses to average net assets (%) (c)	0.82	0.85	0.85	0.88	0.94
Ratio of net investment income to average net assets (%)	0.42	0.89	0.40	1.09	0.67
Portfolio turnover rate (%)	17	15	12	84	219
Net assets, end of period (in millions)	$1,154.0	$922.1	$868.1	$729.6	$264.0

	Class B
	Year Ended December 31,
	2013	2012	2011	2010	2009
Net Asset Value, Beginning of Period	$13.00	$11.86	$11.30	$9.34	$8.35

Income (Loss) from Investment Operations
Net investment income (a)	0.03	0.08	0.02	0.06	0.03
Net realized and unrealized gain on investments	4.91	1.08	0.61	1.93	1.03

Total from investment operations	4.94	1.16	0.63	1.99	1.06

Less Distributions
Distributions from net investment income	(0.09)	(0.02)	(0.07)	(0.03)	(0.07)

Total distributions	(0.09)	(0.02)	(0.07)	(0.03)	(0.07)

Net Asset Value, End of Period	$17.85	$13.00	$11.86	$11.30	$9.34

Total Return (%) (b)	38.19	9.75	5.51	21.34	12.84

Ratios/Supplemental Data
Gross ratio of expenses to average net assets (%)	1.08	1.11	1.11	1.14	1.19
Net ratio of expenses to average net assets (%) (c)	1.07	1.10	1.10	1.13	1.19
Ratio of net investment income to average net assets (%)	0.22	0.63	0.14	0.64	0.42
Portfolio turnover rate (%)	17	15	12	84	219
Net assets, end of period (in millions)	$418.9	$117.0	$118.2	$122.3	$108.8

Please see following page for Financial Highlights footnote legend.

See accompanying notes to financial statements.

MSF-12

Metropolitan Series Fund

Neuberger Berman Genesis Portfolio

Financial Highlights

Selected per share data
	Class E
	Year Ended December 31,
	2013	2012	2011	2010	2009
Net Asset Value, Beginning of Period	$13.06	$11.91	$11.35	$9.38	$8.39

Income (Loss) from Investment Operations
Net investment income (a)	0.04	0.09	0.03	0.07	0.04
Net realized and unrealized gain on investments	4.94	1.09	0.60	1.94	1.03

Total from investment operations	4.98	1.18	0.63	2.01	1.07

Less Distributions
Distributions from net investment income	(0.10)	(0.03)	(0.07)	(0.04)	(0.08)

Total distributions	(0.10)	(0.03)	(0.07)	(0.04)	(0.08)

Net Asset Value, End of Period	$17.94	$13.06	$11.91	$11.35	$9.38

Total Return (%) (b)	38.37	9.90	5.56	21.45	12.92

Ratios/Supplemental Data
Gross ratio of expenses to average net assets (%)	0.98	1.01	1.01	1.04	1.09
Net ratio of expenses to average net assets (%) (c)	0.97	1.00	1.00	1.03	1.09
Ratio of net investment income to average net assets (%)	0.28	0.72	0.24	0.71	0.52
Portfolio turnover rate (%)	17	15	12	84	219
Net assets, end of period (in millions)	$122.0	$90.6	$97.1	$112.2	$108.6

(a)	Per share amounts based on average shares outstanding during the period.
(b)	Total return does not reflect any insurance, sales, separate account or administrative charges of variable annuity or life insurance contracts or any additional expenses that contract owners may bear under their variable contracts. If these charges were included, the returns would be lower.
(c)	Net ratio of expenses to average net assets includes the effect of management fee waivers as detailed in Note 6 of the Notes to Financial Statements.

See accompanying notes to financial statements.

MSF-13

Metropolitan Series Fund

Neuberger Berman Genesis Portfolio

Notes to Financial Statements—December 31, 2013

1. Organization

Metropolitan Series Fund (the “Trust”) is organized as a Delaware statutory trust and registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. The Trust is currently comprised of thirty series, each of which operates as a distinct investment vehicle of the Trust. The portfolio included in this report is Neuberger Berman Genesis Portfolio (the “Portfolio”), which is diversified. Shares in the Portfolio are not offered directly to the general public and are currently available only to separate accounts established by Metropolitan Life Insurance Company (“MetLife”) and other affiliated life insurance companies.

The Portfolio has registered and offers three classes of shares: Class A, B, and E shares. Shares of each Class of the Portfolio represent an equal pro rata interest in the Portfolio and generally give the shareholder the same voting, dividend, liquidation, and other rights. Investment income, realized and unrealized capital gains and losses, the common expenses of the Portfolio, and certain Portfolio-level expense reductions, if any, are allocated on a pro rata basis to each Class based on the relative net assets of each Class to the net assets of the Portfolio. Each Class of shares differs in its respective distribution plan and such distribution expenses are allocated to that Class.

2. Significant Accounting Policies

The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America (“GAAP”) requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities as of the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates. In the preparation of these financial statements, management has evaluated events and transactions subsequent to December 31, 2013 through the date the financial statements were issued.

The following is a summary of significant accounting policies consistently followed by the Portfolio in the preparation of its financial statements.

Investment Valuation and Fair Value Measurements - Debt securities (other than short term obligations with a remaining maturity of sixty days or less), including corporate, convertible and municipal bonds and notes; obligations of the U.S. treasury and U.S. government agencies; sovereign issues; floating rate loans; and non-U.S. bonds, are generally valued on the basis of evaluated or composite bid quotations obtained from independent pricing services and/or brokers and dealers selected by MetLife Advisers, LLC (“MetLife Advisers” or the “Adviser”), an affiliate of MetLife, Inc., pursuant to authorization of the Board of Trustees of the Trust (the “Board” or “Trustees”). Such quotations utilize matrix pricing, which considers observable inputs including, among other things, issuer details, maturity dates, interest rates, yield curves, rates of prepayment, credit risks/spreads, default rates, reported trades, broker dealer quotes and quoted prices for similar securities. Securities that use similar valuation techniques and inputs as described above are generally categorized as Level 2 within the fair value hierarchy.

Mortgage and asset-backed securities are usually issued as separate tranches, or classes, of securities within each deal. These securities are also generally valued on the basis of evaluated or composite bid quotations obtained from independent pricing services and/or brokers and dealers selected by the Adviser pursuant to authorization of the Board. The pricing models for these securities usually consider tranche-level attributes, estimated cash flows and market-based yield spreads for each tranche and current market data, and incorporate deal collateral performance, as available. Mortgage and asset-backed securities that use similar valuation techniques and inputs as described above are generally categorized as Level 2 within the fair value hierarchy.

Short term obligations with a remaining maturity of sixty days or less are generally valued at amortized cost, which approximates fair market value, and are generally categorized as Level 2 within the fair value hierarchy.

Domestic and foreign equity securities, such as common stock, exchange-traded funds, rights, warrants, and preferred stock, that are traded on a securities exchange, are generally valued at their last sale price on the exchange or market in which they are principally traded on the valuation date, or, if no sales occurred on that day, at the last reported bid price. Equity securities traded over-the-counter are generally valued at the last reported sale price. Valuation adjustments may be applied to certain foreign equity securities that are traded solely on foreign exchanges that close before the close of the U.S. market to account for the market movement between the close of the foreign exchanges and the close of the U.S. market. The Portfolio may use a systematic fair valuation model provided by an independent third party to value securities principally traded in these foreign markets in order to adjust for possible stale pricing that may occur between the close of the foreign exchanges and the time of the Portfolio valuation. Foreign equity securities using these valuation adjustments are generally categorized as Level 2 within the fair value hierarchy. Equity securities that are actively traded, and have no valuation adjustments applied, are categorized as Level 1 within the fair value hierarchy. Other equity securities traded on inactive markets, or valued in reference to similar instruments traded on active markets, are generally categorized as Level 2 within the fair value hierarchy.

MSF-14

Metropolitan Series Fund

Neuberger Berman Genesis Portfolio

Notes to Financial Statements—December 31, 2013—(Continued)

Investments in registered open-end management investment companies are valued at reported net asset value per share on the valuation date and are categorized as Level 1 within the fair value hierarchy.

Forward foreign currency exchange contracts are valued through an independent pricing service based on the mean between closing bid and ask prices of the forward currency rates in the London foreign exchange markets on a daily basis as provided by a reliable bank or dealer. These contracts are generally categorized as Level 2 within the fair value hierarchy.

Options, whether on securities, indices, futures contracts, or otherwise, traded on exchanges are valued at the last sale price available as of the close of business on the valuation date or, if there is no such price available, at the mean between the last reported bid and ask prices. These types of options are categorized as Level 1 within the fair value hierarchy. Futures contracts, which are traded on commodity exchanges, are valued at their closing prices as of the close of such exchanges and are categorized as Level 1 within the fair value hierarchy.

Options and futures contracts that are traded over-the-counter are generally valued on the basis of quotations provided by broker-dealers or prices provided by pricing service providers who use a series of techniques, including simulation pricing models, to determine the value of the contracts. The pricing models use inputs that are observed from actively quoted markets such as issuer details, indices, spreads, interest rates, yield curves, credit curves, measures of volatility and exchange rates. These contracts are generally categorized as Level 2 within the fair value hierarchy.

If no current market value quotation or other observable inputs are readily available or market value quotations are deemed to be unreliable for a security, the fair value of the security will be determined in accordance with procedures approved by and under the general supervision of the Board. In such a circumstance, the Board has delegated the determination of the fair value of a security to a Valuation Committee (“Committee”) of MetLife Advisers. The Committee provides general pricing oversight and fair value pricing determinations related to portfolio securities and meets on a regular basis to review reports relating to the valuation of the securities in the Portfolio. The Board has delegated to State Street Bank and Trust Company, the Trust’s custodian (“custodian”), the responsibility for calculating the net asset values (“NAVs”) of the Trust’s Portfolios. The Committee is responsible for overseeing the calculation of the NAVs of the Portfolios by the custodian. The Committee also periodically reviews pricing vendors, including the vendor providing fair value pricing for the Portfolio’s foreign securities, and is responsible for overseeing the correction of pricing errors and addressing other pricing issues that arise in the ordinary course of business, such as making real-time fair value determinations, as necessary.

No single standard for determining the fair value of a security can be set forth because fair value depends upon the facts and circumstances with respect to each security. Information relating to any relevant factors may be obtained by the Committee from any appropriate source, including the subadviser of the Portfolio, the custodian, a pricing service, market maker and/or broker for such security or the issuer. Appropriate methodologies for determining fair value under particular circumstances may include: matrix pricing, comparisons of securities with comparable characteristics, value based on multiples of earnings, discount from market price of similar marketable securities or a combination of these and other methods. The Committee maintains a detailed report tracking each fair-valued security that compares the fair value price to the next available trade, vendor or broker price, and provides information on how close the fair value price was to the next quoted price. The Committee reviews a summary of such report monthly. On a quarterly basis, the Board is provided with the following for consideration and ratification or adjustment: (1) a memorandum summarizing the actions taken by the Committee in the prior quarter; and (2) a list of the Portfolio’s securities as of the most recent quarter-end for which market quotations were not readily available.

Investment Transactions and Related Investment Income - Portfolio security transactions are recorded on the trade date. Dividend income is recorded on the ex-dividend date or, for certain foreign securities, when notified. Interest income, which includes amortization of premium and accretion of discount on debt securities, is recorded on the accrual basis. Realized gains and losses on investments are determined on the identified cost basis, which is the same basis used for federal income tax purposes. Foreign income and foreign capital gains on some foreign securities may be subject to foreign taxes, which are accrued as applicable. These foreign taxes have been provided for in accordance with the Portfolio’s understanding of the applicable countries’ tax rules and rates.

Foreign Currency Translation - The books and records of the Portfolio are maintained in U.S. dollars. The values of securities, currencies, and other assets and liabilities denominated in currencies other than the U.S. dollar are translated into U.S. dollars based upon foreign exchange rates prevailing at the end of the period. Purchases and sales of investment securities, income, and expenses are translated on the respective dates of such transactions. Because the values of investment securities are translated at the foreign exchange rates prevailing at the end of the period, that portion of the results of operations arising from changes in exchange rates and that portion of the results of operations reflecting fluctuations arising from changes in market prices of the investment securities are not separated. Such fluctuations are included in the net realized and unrealized gain or loss on investments.

Net realized foreign exchange gains or losses arise from activity in forward foreign currency exchange contracts, sales of foreign currency, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest, and foreign withholding taxes recorded by the Portfolio and the U.S. dollar equivalent of

MSF-15

Metropolitan Series Fund

Neuberger Berman Genesis Portfolio

Notes to Financial Statements—December 31, 2013—(Continued)

the amounts actually received or paid by the Portfolio. Net unrealized foreign exchange gains and losses arise from changes in the value of assets and liabilities, other than investment securities, resulting from changes in foreign exchange rates.

Income Taxes - It is the Portfolio’s policy to comply with the requirements of the Internal Revenue Code of 1986, as amended, and regulations thereunder, applicable to regulated investment companies and to distribute, with respect to each taxable year, all of its taxable income to shareholders. Therefore, no federal income tax provision is required. The Portfolio files U.S. federal tax returns. No income tax returns are currently under examination. The Portfolio’s federal tax returns for the prior three fiscal years remain subject to examination by the Internal Revenue Service. As of December 31, 2013, the Portfolio had no uncertain tax positions that would require financial statement recognition, or de-recognition or disclosure.

Dividends and Distributions to Shareholders - The Portfolio records dividends and distributions on the ex-dividend date. Net realized gains from security transactions (if any) are generally distributed annually to shareholders. The timing and characterization of certain income and capital gains distributions are determined in accordance with federal tax regulations that may differ from GAAP. Permanent book and tax basis differences relating to shareholder distributions will result in reclassification between under/over distributed net investment income, accumulated net realized gains/losses, and paid-in surplus. Book-tax differences are primarily due to broker commission recapture reclass, passive foreign investment companies (PFIC), merger related adjustments and foreign currency transactions. These adjustments have no impact on net assets or the results of operations.

Repurchase Agreements - The Portfolio may enter into repurchase agreements, under the terms of a Master Repurchase Agreement, with selected commercial banks and broker-dealers, under which the Portfolio acquires securities as collateral and agrees to resell the securities at an agreed upon time and at an agreed-upon price. The Portfolio, through the custodian or a subcustodian, receives delivery of the underlying securities collateralizing any repurchase agreements. The Portfolio requires the custodian to take possession, to have legally segregated in the Federal Reserve Book Entry System, or to have segregated within the custodian’s vault, all securities held as collateral for repurchase agreements. It is the Portfolio’s policy that the market value of the collateral be at least equal to 100% of the repurchase price in the case of a repurchase agreement of one-day duration and at least equal to 102% of the repurchase price in the case of all other repurchase agreements. In the event of default or failure by a party to perform an obligation in connection with any repurchase transaction, the Master Repurchase Agreement gives the non-defaulting party the right to set-off claims and to apply property held by it in connection with any repurchase transaction against obligations owed to it.

At December 31, 2013, the Portfolio had investments in repurchase agreements with a gross value of $47,383,000, which is included as part of investments at value on the Statement of Assets and Liabilities. The value of the related collateral exceeded the value of the repurchase agreements at December 31, 2013.

Directed Brokerage Agreement - The Trust has entered into a directed brokerage arrangement with State Street Global Markets (“SSGM”). Under this arrangement, the Portfolio directs certain trades to SSGM in return for a recapture credit. SSGM issues a cash rebate to the Portfolio. Amounts paid to the Portfolio are shown separately as broker commission recapture on the Statement of Operations of the Portfolio. Additionally, these amounts have been excluded from the calculation of the net ratio of expenses to average net assets presented in the Financial Highlights for each share class.

3. Investments in Derivative Instruments

Futures Contracts - The Portfolio may buy and sell futures contracts as a hedge, to maintain investment exposure to a target asset class or to enhance return. The Portfolio may be subject to fluctuations in equity prices, interest rates, commodity prices, and foreign currency exchange rates in the normal course of pursuing its investment objective. Futures contracts are standardized agreements to buy or sell a security, or deliver a final cash settlement price in connection with an index, interest rate, currency, or other asset. The Portfolio must deposit an amount (“initial margin”) equal to a certain percentage of the face value of the futures contract. The initial margin may be in the form of cash or securities, which is returned when the Portfolio’s obligations under the contract have been satisfied. If cash is deposited as the initial margin, it is shown as cash collateral on the Statement of Assets and Liabilities. Futures contracts are marked-to-market daily, and subsequent payments (“variation margin”) are made or received by the Portfolio depending on whether unrealized gains or losses are incurred. These amounts are reflected as receivables or payables on the Statement of Assets and Liabilities and as a component of net change in unrealized appreciation/depreciation on the Statement of Operations. When the contract is closed or expires, the Portfolio records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. Risks of entering into futures contracts (and related options) include the possibility that the market for these instruments may be illiquid and that a change in the value of the contract or option may not correlate perfectly with changes in the value of the underlying instrument. Futures contracts are exchange-traded and the exchange’s clearinghouse, as counterparty to all exchange-traded futures, guarantees the futures contracts against default. For over-the-counter futures the Portfolio’s ability to terminate the positions may be more limited than in the case of exchange-traded positions and may also involve the risk that securities dealers participating in such transactions would fail to meet their obligations to the Portfolio.

During the year ended December 31, 2013, the Portfolio entered into equity index futures contracts which were subject to equity price risk. During the period April 12, 2013 through April 16, 2013, the Portfolio had bought and sold $33,987,394 in equity index futures contracts.

MSF-16

Metropolitan Series Fund

Neuberger Berman Genesis Portfolio

Notes to Financial Statements—December 31, 2013—(Continued)

At December 31, 2013, the Portfolio did not have any open futures contracts. For the year ended December 31, 2013, the Portfolio had realized losses in the amount of $618,335 which are shown under Net realized loss on futures contracts in the Statement of Operations.

4. Certain Risks

Market Risk: In the normal course of business, the Portfolio invests in securities and enters into transactions where risks exist due to fluctuations in the market (market risk) or failure of the other party to a transaction to perform (credit and counterparty risk). The value of securities held by the Portfolio may decline in response to certain events, including those directly involving the companies whose securities are owned by the Portfolio; conditions affecting the general economy; overall market changes; local, regional or global political, social or economic instability; currency, interest rate, and price fluctuations.

Credit and Counterparty Risk: The Portfolio may be exposed to counterparty risk, or the risk that an entity with which the Portfolio has unsettled or open transactions may default. The potential loss could exceed the value of the financial assets and liabilities recorded in the financial statements. Financial assets that potentially expose the Portfolio to credit and counterparty risk consist principally of cash due from counterparties and investments. The Portfolio manages counterparty risk by entering into agreements only with counterparties that it believes have the financial resources to honor their obligations and by monitoring the financial stability of those counterparties. The Portfolio’s investment adviser attempts to mitigate counterparty risk by (i) periodically assessing the creditworthiness of its trading partners, (ii) monitoring and/or limiting the amount of its net exposure to each individual counterparty based on its assessment, and (iii) requiring collateral from the counterparty for certain transactions. In order to preserve certain safeguards for non-standard settlement trades, the Portfolio restricts its exposure to credit and counterparty losses by entering into master netting agreements with counterparties (approved brokers) with whom it undertakes a significant volume of transactions. Master Agreements govern the terms of certain transactions, and reduce the counterparty risk associated with relevant transactions by specifying credit protection mechanisms and providing standardization that improves legal certainty. Master Agreements can also help limit counterparty risk by specifying collateral posting arrangements at prearranged exposure levels.

Repurchase and reverse repurchase agreements are primarily executed under Global Master Repurchase Agreements (“GMRAs”) or Master Repurchase Agreements (“MRAs”), which provide the rights to set-off. Each repurchase and reverse repurchase agreement is initially collateralized at the transaction level. In the event of default, the total market value exposure will be offset against collateral exchanged to date, which would result in a net receivable/(payable) that would be due from/to the counterparty.

Customer Account Agreements and related addendums govern cleared derivatives transactions such as futures, options on futures, and cleared OTC derivatives. Cleared derivative transactions require posting of initial margin as determined by each relevant clearing agency which is segregated at a broker account registered with the Commodities Futures Trading Commission (CFTC), or the applicable regulator. In the U.S., counterparty risk is significantly reduced as creditors of the futures broker do not have claim to Portfolio assets in the segregated account. Additionally, portability of exposure in the event of default further reduces risk to the Portfolio. Variation margin, or changes in market value, are exchanged daily, but may not be netted between futures and cleared OTC derivatives.

Additional risks associated with each type of investment are described above within the respective security type notes. The Portfolio’s prospectus includes a discussion of the principal risks of investing in the Portfolio.

5. Investment Transactions

Aggregate cost of purchases and proceeds of sales of investment securities, excluding short-term securities, for the year ended December 31, 2013 were as follows:

Purchases		Sales
U.S. Government	Non U.S. Government	U.S. Government	Non U.S. Government
$0	$246,164,319	$0	$512,803,158

During the year ended December 31, 2013, the Portfolio engaged in security transactions with other affiliated portfolios. These amounted to $17,949,481 in sales of investments, which are included above.

With respect to the Portfolio’s merger with MLA Mid Cap Portfolio (see Note 9) on April 26, 2013, the Portfolio acquired long-term securities with a cost of $319,840,815 that are not included in the above non-U.S. Government purchases value.

MSF-17

Metropolitan Series Fund

Neuberger Berman Genesis Portfolio

Notes to Financial Statements—December 31, 2013—(Continued)

6. Investment Management Fees and Other Transactions with Affiliates

Investment Management Agreement - MetLife Advisers is the investment adviser to the Portfolio. The Trust has entered into an investment management agreement with MetLife Advisers with respect to the Portfolio. For providing investment management services to the Portfolio, MetLife Advisers receives monthly compensation at the following annual rates:

Management Fees earned by MetLife Advisers for the year ended December 31, 2013	% per annum	Average daily net assets
$11,693,294	0.850%	Of the first $500 million
	0.800%	Of the next $500 million
	0.750%	On amounts in excess of $1 billion

MetLife Advisers has entered into an investment subadvisory agreement with respect to the Portfolio. Neuberger Berman Management LLC is compensated by MetLife Advisers to provide subadvisory services for the Portfolio.

Management Fee Waivers - Pursuant to an expense agreement, MetLife Advisers has agreed, for the period April 29, 2013 through April 27, 2014, to reduce its advisory fees set out above under “Investment Management Agreement” for each class of the Portfolio as follows:

% per annum	Average daily net assets
0.025%	First $500 million

An identical expense agreement was in place for the period April 30, 2012 through April 28, 2013. Amounts waived for the year ended December 31, 2013 are shown as management fee waivers in the Statement of Operations.

Certain officers and trustees of the Trust may also be officers of MetLife Advisers; however, such officers and trustees receive no compensation from the Trust.

Transfer Agency Agreement - MetLife serves as the transfer agent for the Trust. MetLife receives no fees for its services to the Trust under the transfer agency agreement.

Distribution and Service Fees - The Trust has a distribution agreement with MetLife Investors Distribution Company (“MIDC” or the “Distributor”) in which MIDC serves as the distributor for the Portfolio’s Class A, B and E Shares. MIDC is a wholly-owned subsidiary of MetLife Investors Group, Inc., an affiliate of the Adviser. The Trust has also adopted a Distribution and Service Plan under Rule 12b-1 of the 1940 Act for the Portfolio’s Class B and E Shares. Under the Distribution and Service Plan, the Class B and E Shares of the Portfolio pay a fee to compensate the Insurance Companies (or their affiliates) and other broker-dealers and financial intermediaries involved in the offer and sale of Portfolio shares for promoting or selling and servicing the Class B and E Shares. The fees under the Distribution and Service Plan for each class of the Portfolio’s shares are calculated as a percentage of the Portfolio’s average daily net assets that are attributable to that Class. Currently, the fee is 0.25% per year for Class B Shares and 0.15% per year for Class E Shares. Amounts incurred by the Portfolio for the year ended December 31, 2013 are shown as Distribution and service fees in the Statement of Operations.

Deferred Trustee Compensation - Each Trustee who is not currently an employee of the Adviser or any of its affiliates receives compensation from the Trust for his or her service to the Trust. A deferred compensation plan (the “Plan”) is available to the Trustees on a voluntary basis. Deferred amounts remain in the Trust until distributed in accordance with the provisions of the Plan. The value of a participating Trustee’s deferral account is based on theoretical investments of deferred amounts, on the normal payment dates in certain portfolios of the Trust or Met Investors Series Trust, an affiliate of the Trust, as designated by the participating Trustee. Changes in the value of participants’ deferral accounts are reflected as Trustees’ fees and expenses in the Statement of Operations. The portion of the accrued obligations allocated to the Portfolio under the Plan is reflected as Deferred trustees’ fees in the Statement of Assets and Liabilities.

7. Contractual Obligations

Under the Trust’s organizational documents, its officers and Trustees may be indemnified against certain liabilities and expenses arising out of the performance of their duties to the Trust. Additionally, the Trust has a variety of indemnification obligations under contracts with its service providers. The Trust’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Trust that have not yet occurred.

MSF-18

Metropolitan Series Fund

Neuberger Berman Genesis Portfolio

Notes to Financial Statements—December 31, 2013—(Continued)

8. Income Tax Information

The tax character of distributions paid for the periods ended December 31, 2013 and 2012 was as follows:

Ordinary Income		Long-Term Capital Gain		Total
2013	2012	2013	2012	2013	2012
$9,257,934	$3,687,868	$—	$—	$9,257,934	$3,687,868

As of December 31, 2013, the components of distributable earnings (accumulated losses) on a federal income tax basis were as follows:

Undistributed Ordinary Income	Undistributed Long-Term Capital Gain	Net Unrealized Appreciation	Loss Carryforwards	Total
$5,946,569	$—	$573,917,962	$(269,186,862)	$310,677,669

The Portfolio utilizes the provisions of the federal income tax laws that provide for the carryforward of capital losses for prior years, offsetting such losses against any future realized capital gains. Under the Regulated Investment Company Modernization Act of 2010 (the “Act”), net capital losses recognized after December 22, 2010 may be carried forward indefinitely and their character is retained as short-term and/or long-term losses. Previously, net capital losses were carried forward for up to eight years and treated as short-term losses. As a transition rule, the Act requires that post-enactment net capital losses be used before pre-enactment net capital losses.

During the year ended December 31, 2013, the Portfolio utilized capital loss carryforwards of $172,750,935.

As of December 31, 2013, there were no post-enactment accumulated capital losses. The pre-enactment accumulated capital loss carryforwards and expiration dates were as follows:

Expiring 12/31/2017	Expiring 12/31/2016		Total
$121,521,199	$147,665,663	*	$269,186,862

*	The Portfolio acquired capital losses in its merger with MIST MLA Mid Cap Value on April 26, 2013.

9. Acquisition

At the close of business on April 26, 2013, the Portfolio, with aggregate Class A, Class B and Class E net assets of $921,911,324, $122,572,792 and $93,470,942, respectively, acquired all of the assets and liabilities of MLA Mid Cap Portfolio of the Met Investors Series Trust (“MIST MLA Mid Cap”).

The acquisition was accomplished by a tax-free exchange of 6,103,045 Class A shares of the Portfolio (valued at $87,090,450) for 7,177,798 Class A shares of MIST MLA Mid Cap; 18,058,543 Class B shares of the Portfolio (valued at $253,903,111) for 21,030,031 Class B shares of MIST MLA Mid Cap; and 1,348,885 Class E shares of the Portfolio (valued at $19,046,267) for 1,572,109 Class E shares of MIST MLA Mid Cap. Each shareholder of MIST MLA Mid Cap received shares of the Portfolio with the same class designation and at the respective Class NAV, as determined at the close of business on April 26, 2013. The transaction was part of a restructuring designed to eliminate the offering of overlapping Portfolios in the MetLife, Inc. families of funds with similar investment objectives and similar investment strategies that serve as funding vehicles for insurance contracts that are offered by affiliates of MetLife. Some of the investments held by MIST MLA Mid Cap may have been purchased or sold prior to the acquisition for the purpose of complying with the anticipated investment policies or limitations of the Portfolio after the acquisition. If such purchases or sales occurred, the transaction costs were borne by MIST MLA Mid Cap. All other costs associated with the merger were not borne by the shareholders of either portfolio.

MIST MLA Mid Cap’s net assets on April 26, 2013, were $87,090,450, $253,903,111 and $19,046,267 for Class A, Class B and Class E shares, respectively, including investments valued at $360,292,574 with a cost basis of $333,365,815. For financial reporting purposes, assets received and shares issued by the Portfolio were recorded at fair value; however, the cost basis of the investments received by the Portfolio from MIST MLA Mid Cap were carried forward to align ongoing reporting of the Portfolio’s realized and unrealized gains and losses with amounts distributable to shareholders for tax purposes. The Portfolio acquired $190,791,929 in capital loss carry forwards from MIST MLA Mid Cap.

The aggregate net assets of the Portfolio immediately after the acquisition were $1,497,994,886, which included $26,926,759 of acquired unrealized appreciation.

MSF-19

Metropolitan Series Fund

Neuberger Berman Genesis Portfolio

Notes to Financial Statements—December 31, 2013—(Continued)

Assuming the acquisition had been completed on January 1, 2013, the Portfolio’s pro-forma results of operations for the year ended December 31, 2013 are as follows:

Net Investment income	$5,528,138	(a)
Net realized and unrealized gain on investments and foreign currency transactions	$508,833,516	(b)

Net increase in net assets from operations	$514,361,654

Because the combined investment portfolios have been managed as a single integrated portfolio since the acquisition was completed, it is not practicable to separate the amounts of revenue and earnings of MIST MLA Mid Cap that have been included in the Portfolio’s Statement of Operations since April 26, 2013.

(a)	$5,423,485 net investment income as reported plus $166,526 from MIST MLA Mid Cap pre-merger net investment income, minus $106,780 in higher advisory fees, plus $44,907 of pro-forma eliminated other expenses.
(b)	$574,888,658 unrealized appreciation as reported minus $243,241,046 pro-forma December 31, 2012 unrealized appreciation, plus $172,501,379 net realized gain as reported, plus $4,684,525 in net realized gain from MIST MLA Mid Cap pre-merger.

MSF-20

Metropolitan Series Fund

Neuberger Berman Genesis Portfolio

Report of Independent Registered Public Accounting Firm

To the Shareholders of Neuberger Berman Genesis Portfolio and the Board of Trustees of Metropolitan Series Fund:

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Neuberger Berman Genesis Portfolio, one of the portfolios constituting Metropolitan Series Fund, (the “Trust”) as of December 31, 2013, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Trust’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Trust is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Trust’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2013, by correspondence with the custodian and brokers; where replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Neuberger Berman Genesis Portfolio of Metropolitan Series Fund, as of December 31, 2013, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

Deloitte & Touche LLP

Boston, Massachusetts

February 26, 2014

MSF-21

Metropolitan Series Fund

Trustees and Officers of Metropolitan Series Fund

The Trustees and executive officers of the Trust, their ages and their principal occupations during the past five years are set forth below. Unless otherwise indicated, the business address of each is One Financial Center, Boston, MA 02111. Each Trustee who is deemed an “interested person,” as such term is defined in the 1940 Act, is indicated by an asterisk. Those Trustees who are not “interested persons” as defined in the 1940 Act are referred to as “Independent Trustees.” Additional information about the Trustees is available in the Statement of Additional Information, which is available without charge, upon request, by calling (800) 848-3854.

Trustees of the Trust

Name and Age	Position(s) Held with Registrant	Term of Office and Length of Time Served	Principal Occupation(s) During the Past 5 Years(1)	Number of Portfolios in Fund Complex(2) overseen	Other Directorships Held by Trustee During the Past 5 Years(1)
Interested Trustee
Elizabeth M. Forget* (47)	Trustee, Chairman of the Board, President and Chief Executive Officer	Indefinite; From May 2006 (President and Chief Executive Officer)/ August 2006 (Trustee and Chairman of the Board) to present	Senior Vice President, MetLife Inc.; President, MetLife Advisers, LLC and a predecessor company.	79	Trustee, Met Investors Series Trust (the “MIST Trust”);** various MetLife-affiliated boards.

Independent Trustees
Stephen M. Alderman (54)	Trustee	Indefinite; From April 2012 to present	Shareholder in the law firm of Garfield & Merel, Ltd.	79	Trustee, MIST Trust;** Director, International Truck Leasing Corp.

Robert J. Boulware (57)	Trustee	Indefinite; From April 2012 to present	Managing Director, Pilgrim Funds, LLC (private equity fund).	79	Trustee, MIST Trust;** Trustee, Vertical Capital Income Fund (closed-end fund); Director, Gainsco, Inc. (auto insurance).

Susan C. Gause (61)	Trustee	Indefinite; From April 2012 to present	Private Investor.	79	Trustee, MIST Trust;** Trustee, HSBC Funds.

Nancy Hawthorne (62)	Trustee	Indefinite; From May 2003 to present	Chief Executive Officer, Clerestory LLC (corporate advisor).	79	MIST Trust;** Director, THL Credit, Inc.**; Director, Avid Technology, Inc.**

Barbara A. Nugent (57)	Trustee	Indefinite; From January 2014 to present	President, True North Board Governance, LLC (consulting); until 2014, partner in the law firm of Stradley Ronon Stevens & Young, LLP.	79	Trustee, MIST Trust**; Director, Episcopal Healthcare Foundation; until 2014, member, Mutual Fund Directors Forum Advisory Board.

MSF-22

Metropolitan Series Fund

Trustees and Officers of Metropolitan Series Fund—(Continued)

Name and Age	Position(s) Held with Registrant	Term of Office and Length of Time Served	Principal Occupation(s) During the Past 5 Years(1)	Number of Portfolios in Fund Complex(2) overseen	Other Directorships Held by Trustee During the Past 5 Years(1)
Keith M. Schappert (62)	Trustee	Indefinite; From August 2009 to present	Principal, Schappert Consulting LLC (asset management consulting).	79	Trustee, MIST Trust;** Director, The Commonfund for Nonprofit Organizations; until 2011, Director, Trilogy Global Advisors; Director, Mirae Asset Discovery Funds,** Director, Calamos Investments.

Linda B. Strumpf (66)	Trustee	Indefinite; From May 2000 to present	Chair of the Investment Committee, Leona M. and Harry B. Helmsley Charitable Trust; until 2011, Chief Investment Officer, Leona M. and Harry B. Helmsley Charitable Trust.	79	Since 2012, Trustee, MIST Trust,** Trustee and Member of Investment Committee, The Pennsylvania State University.

Dawn M. Vroegop (47)	Trustee	Indefinite; From May 2009 to present	Private Investor.	79	Trustee, MIST Trust,** Trustee, Driehaus Mutual Funds; Director and Investment Committee Chair, City College of San Francisco Foundation.

Executive Officers of the Trust

Name and Age	Position(s) Held with Registrant	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years(1)
Elizabeth M. Forget (47)	President, Chief Executive Officer, Trustee and Chairman of the Board	From May 2006 (President and Chief Executive Officer)/ August 2006 (Trustee and Chairman of the Board) to present	See principal occupation information in the table above.

Jeffrey L. Bernier (42)	Vice President	From February 2008 to present	Vice President, MetLife, Inc.; Senior Vice President, MetLife Advisers, LLC and a predecessor company.

Peter H. Duffy (58)	Chief Financial Officer and Treasurer	From November 2000 to present	Senior Vice President, MetLife Advisers, LLC; Vice President, MetLife, Inc.

Andrew L. Gangolf (59)	Secretary	From May 2011 to present	Senior Vice President, MetLife Advisers, LLC; Senior Vice President & Assistant General Counsel, AllianceBerstein Investments, Inc.

Jeffrey P. Halperin (46)	Chief Compliance Officer	From November 2005 to present	Vice President, MetLife, Inc.; Chief Compliance Officer, MIST; Chief Compliance Officer, MSF Trust; Chief Compliance Officer, MetLife Advisers, LLC and a predecessor company; Chief Compliance Officer, MetLife Investment Management, LLC (formerly MetLife Investment Advisors Company, LLC).

Alan C. Leland, Jr. (61)	Vice President	From February 2005 to present	Treasurer and Chief Financial Officer, MetLife Advisers, LLC; Vice President, MetLife Group Inc.; Vice President, MetLife, Inc.

*	Ms. Forget is an “interested person” of the Trust because of her positions with MetLife Advisers, LLC and her ownership of securities issued by MetLife, Inc., the ultimate parent company of MetLife Advisers, LLC.
**	Indicates a directorship with a registered investment company or a company subject to the reporting requirements of the Securities Exchange Act of 1934, as amended.
(1)	Previous positions during the past five years with the Trust, MetLife, Inc. or the Adviser are omitted if not materially different.
(2)	The Fund Complex includes 49 Portfolios of the MIST Trust and 30 Portfolios of the Trust.

MSF-23

Metropolitan Series Fund

Neuberger Berman Genesis Portfolio

Board of Trustees’ Consideration of Advisory and Sub-Advisory Agreements

At an in-person meeting of the Boards of Trustees (the “Board”) of Met Investors Series Trust and Metropolitan Series Fund (“MIST” and “MSF,” respectively, and collectively, the “Trusts”) held on November 19-20, 2013, the Board, including a majority of the Trustees who are not considered to be “interested persons” of the Trusts (the “Independent Trustees”) under the Investment Company Act of 1940, as amended (the “1940 Act”), approved for an annual period the continuation of each Trust’s advisory agreement (the “Advisory Agreement”) with MetLife Advisers, LLC (the “Adviser”) and the applicable sub-advisory agreements (each a “Sub-Advisory Agreement,” and collectively with the Advisory Agreement, the “Agreements”) between the Adviser and the investment sub-advisers (each a “Sub-Adviser,” and collectively, the “Sub-Advisers”) for each of the series of the Trusts, including the Neuberger Berman Genesis Portfolio (each a “Portfolio,” and collectively, the “Portfolios”).1

In considering the Agreements, the Board reviewed a variety of materials provided by the Adviser and the Sub-Advisers relating to the Portfolios, including comparative performance, fee and expense information for an appropriate peer group of similar mutual funds, performance information for relevant benchmark indices and other information regarding the nature, extent and quality of services provided by the Adviser and the Sub-Advisers under their respective Agreements. The Board also took into account its experience with the Adviser and the Sub-Advisers and information provided to the Board in its meetings throughout the year with respect to the services provided by the Adviser and the Sub-Advisers, including quarterly performance reports prepared by management containing reviews of investment results, and periodic presentations from certain of the Sub-Advisers with respect to the Portfolios they manage. The Independent Trustees also assessed reports provided by the Board’s independent consultant, who reviewed and provided analyses regarding investment performance, fees and expenses, and other information provided by, or at the direction of, the Adviser and the Sub-Advisers, as more fully discussed below.

The Independent Trustees were separately advised by independent legal counsel throughout the process, and met with independent legal counsel in periodic executive sessions. Prior to voting to continue the Agreements at the November meeting, the Independent Trustees also received a memorandum from their independent counsel discussing the legal standards for their consideration of the proposed continuation of the Agreements. The Board also met in person with personnel of the Adviser on September 17, 2013 for the specific purpose of giving preliminary consideration to the proposed continuation of the Agreements and to request additional information they considered reasonably necessary to their deliberations. The Independent Trustees also discussed the proposed continuation of the Agreements in private sessions with their independent legal counsel at which no representatives of management were present.

In considering whether to approve the renewal of the Advisory Agreement with the Adviser and any applicable Sub-Advisory Agreements with respect to a Portfolio, the Board reviewed and analyzed the factors it deemed relevant, including: (1) the nature, extent and quality of the services to be provided to the Portfolios by the Adviser and the Sub-Advisers; (2) the performance of the Portfolios as compared to a peer group and an appropriate index; (3) the Adviser’s and each of the Sub-Adviser’s personnel and operations; (4) the financial condition of the Adviser and of the Sub-Advisers; (5) the level and method of computing each Portfolio’s advisory and sub-advisory fees; (6) the profitability of the Adviser under the Advisory Agreement and of certain of the Sub-Advisers under the Sub-Advisory Agreements; (7) any “fall-out” benefits to the Adviser, the Sub-Advisers and their affiliates (i.e., ancillary benefits realized by the Adviser, the Sub-Advisers or their affiliates from the Adviser’s or Sub-Advisers’ relationship with the Trusts); (8) the anticipated effect of growth in size on Portfolio expenses; (9) fees paid to certain of the Sub-Advisers by comparable institutional and retail accounts; and (10) possible conflicts of interest.

Nature, extent and quality of services. The Board evaluated the nature, extent and quality of the services that the Adviser, and the Sub-Advisers as relevant, have provided to the Portfolios. The Board considered the Adviser’s services as investment manager to the Portfolios, including services relating to the selection and oversight of the Sub-Advisers for the applicable Portfolios. The Board considered, among other things, the Adviser’s oversight of the provision of services to the Portfolios by the Sub-Advisers, including with respect to investment activities and trading practices, and the Sub-Adviser’s compliance with fund policies, objectives and Board directives, compliance policies and procedures and applicable law. The Adviser’s services in coordinating and overseeing the activities of the Trusts’ other service providers were also considered. The Board also evaluated the expertise and performance of the personnel of the Adviser who performed services for the Portfolios throughout the year.

The Board considered information received from the Trust’s Chief Compliance Officer (“CCO”) regarding the Portfolios’ compliance policies and procedures established pursuant to Rule 38a-l under the 1940 Act. The Board also evaluated the CCO’s ongoing reports concerning the CCO’s oversight of the risk assessment processes of the Sub-Advisers.

1 The Pyramis Managed Risk Portfolio recently commenced operations and, therefore, the Agreement with respect to this Portfolio was not up for renewal.

MSF-24

Metropolitan Series Fund

Neuberger Berman Genesis Portfolio

Board of Trustees’ Consideration of Advisory and Sub-Advisory Agreements—(Continued)

With respect to the services provided by each of the Sub-Advisers, the Board considered, among other things, information provided to the Board by each Sub-Adviser. The Board considered the Sub-Adviser’s current level of staffing and its overall resources, as well as its compensation program. The Board reviewed each Sub-Adviser’s history and investment experience, as well as information regarding the qualifications, background and responsibilities of the Sub-Adviser’s investment and compliance personnel who provide services to the Portfolios. The Board also considered, among other things, the Sub-Adviser’s compliance program and any disciplinary history. The Board also took into account the Sub-Adviser’s risk assessment and monitoring process. The Board noted each Sub-Adviser’s regulatory history, including whether it was currently involved in any regulatory actions or investigations as well as material litigation, and any settlements and amelioratory actions undertaken, as appropriate. The Board also noted that the CCO and his staff conduct regular, periodic compliance reviews with each of the Sub-Advisers and present reports to the Independent Trustees regarding the same, which includes evaluating the regulatory compliance systems of the Sub-Advisers and procedures reasonably designed by them to help assure compliance with the federal securities laws, including issues related to late trading and market timing, best execution, fair value pricing, and proxy voting procedures, among others. The Board also took into account the financial condition of each Sub-Adviser. In its review, the Board also received and took into account information regarding any services and/or payments provided to the Adviser by the Sub-Advisers in connection with marketing activities.

The Board considered each Sub-Adviser’s investment process and philosophy. The Board took into account that each Sub-Adviser’s responsibilities include the development and maintenance of an investment program for the applicable Portfolio which is consistent with the Portfolio’s investment objectives, the selection of investment securities and the placement of orders for the purchase and sale of such securities, as well as the implementation of compliance controls related to performance of these services. The Board also reviewed each Sub-Adviser’s brokerage policies and practices.

Performance. The Board considered the performance of the Portfolios as described in the quarterly reports prepared by management, and as also analyzed in reports prepared by the Independent Trustees’ independent consultant. The Board noted that the Adviser reviews with the Board on a quarterly basis detailed information about the Portfolios’ performance results, portfolio composition and investment strategies. The Board also reviewed and considered a separate report prepared by Lipper Inc. (“Lipper”), an independent third party, which provided a statistical analysis comparing the Portfolios’ investment performance, expenses, and fees to comparable funds underlying variable insurance products (the “Performance Universe”). In addition, the Independent Trustees met separately with a representative of Bobroff Consulting, Inc., an independent consultant (“Bobroff), at a special board meeting in September 2013, to review the separate reports prepared by such consultant (“Bobroff Report”), which analyzed the report prepared by Lipper. The Board also considered each Portfolio’s more recent performance subsequent to the performance period covered by the Lipper reports, and management’s discussion of the same, including the effect of current market conditions on each Portfolio’s more recent performance.

The Board reviewed the Portfolios’ performance records and the Adviser’s and Sub-Advisers’ management styles and long-term performance records with the Portfolios and comparable funds. The Board focused particular attention on Portfolios with less favorable performance records. The Board was mindful of the Adviser’s focus on each Sub-Adviser’s performance and noted that the Adviser has been active in monitoring and responding to any performance issues with respect to the Portfolios. The Board also took into account its discussions with management regarding factors that contributed to the performance of the Portfolios.

Among other data relating specifically to the Neuberger Berman Genesis Portfolio’s performance, the Board considered that the Portfolio underperformed the median of its Performance Universe and its Lipper Index for the one- and five-year periods ended June 30, 2013 and outperformed the median of its Performance Universe and its Lipper Index for the three-year period ended June 30, 2013. The Board further considered that the Portfolio outperformed its benchmark, the Russell 2000 Value Index, for the one- and three-year periods ended October 31, 2013 and underperformed its benchmark for the five-year period ended October 31, 2013. The Board took into account management’s discussion of the Portfolio’s performance.

Fees and Expenses. The Board gave consideration to the advisory fees payable under the Advisory Agreement and the sub-advisory fees payable under each of the Sub-Advisory Agreements. In this regard, the Board reviewed the advisory fees payable on a Portfolio-by-Portfolio basis based on information provided by the Adviser. The Independent Trustees, with the assistance of Bobroff, also examined the fees paid by a Portfolio in light of fees paid to other investment managers by comparable funds, as well as considered the fees charged by the Adviser to manage other comparable funds, as applicable. The Lipper report included comparisons of the Adviser’s fee schedule with that of its peers based on an asset-based analysis of relative fee structures according to the size of the Portfolio. In addition, the Board considered the Portfolios’ advisory and sub-advisory fees and total expenses as compared to similarly situated investment companies underlying variable insurance products deemed to be comparable to the Portfolios as determined by Lipper. The Board considered a Portfolio’s ranking within a smaller group of peer funds chosen by Lipper (the “Expense Group”), as well as

MSF-25

Metropolitan Series Fund

Neuberger Berman Genesis Portfolio

Board of Trustees’ Consideration of Advisory and Sub-Advisory Agreements—(Continued)

the Portfolio’s ranking within broader groups of funds (the “Expense Universe” and the “Sub-advised Expense Universe”). The Board also considered a Portfolio’s contractual sub-advisory fees, as applicable, as compared to the Sub-advised Expense Universe as well as a smaller group of funds (the “Sub-advised Expense Group”). In comparing a Portfolio’s actual and contractual management fee to that of comparable funds, the Board noted that such fee includes both advisory and administrative fees.

The Board noted that the sub-advisory fees for the Portfolios are paid by the Adviser, not the Portfolios, out of the advisory fee. It was further noted that the Adviser negotiates such fees at arm’s length. The Board also considered that the Adviser had entered into expense limitation agreements with certain of the Portfolios, pursuant to which the Adviser has agreed to waive a portion of its advisory fee and/or reimburse certain expenses as a means of limiting a Portfolio’s total annual operating expenses. The Board further considered the amount of sub-advisory fees paid out by the Adviser and the amount of the management fees that it retained in light of the services performed by Sub-Advisers and Adviser, respectively.

With respect to the Neuberger Berman Genesis Portfolio, the Board considered that the Portfolio’s actual management fees were equal to the median of the Expense Group and above the medians of the Expense Universe and Sub-advised Expense Universe, and that total expenses (exclusive of 12b-1 fees) were equal to the Expense Group median and Sub-advised Expense Universe median, and below the median of the Expense Universe. The Board further noted that the Portfolio’s contractual management fees were below the asset-weighted average of the Expense Group at the Portfolio’s current size. The Board took into account that the Portfolio’s contractual sub-advisory fees were below the average of the Sub-advised Expense Group and the Sub-advised Expense Universe at the Portfolio’s current size. The Board further considered that the Adviser had waived fees and/or reimbursed expenses during the past year.

Profitability. The Board examined the profitability of the Adviser on a Portfolio-by-Portfolio basis. The Board also considered that the Distributor, MetLife Investors Distribution Company, receives Rule 12b-1 payments to support the distribution of the products. The Board considered the profitability to the Sub-Advisers and their affiliates as a result of their relationships with the Portfolios, and the Board considered the ability of the Adviser to negotiate the Sub-Advisory Agreements and the fees thereunder at arm’s length. The Board also reviewed Portfolio specific data with regard to the profitability of the Portfolios to each Sub-Adviser, as available.

Economies of scale. The Board also considered the effect of the Portfolios’ growth in size on their fees. The Board noted that the fee schedules for most of the Portfolios contain breakpoints that reduce the fee rate above specified asset levels. The Board noted those Portfolios that did not contain breakpoints in the advisory fee and took into account management’s discussion of the same. The Board noted that those Portfolios with advisory fee schedules containing breakpoints generally reflect the inclusion of breakpoints in the sub-advisory fee schedule for such Portfolios. The Board considered the effective fees under the Advisory Agreement for a Portfolio as a percentage of assets at different asset levels and possible economies of scale that may be realized if the assets of the Portfolio grow. Among other data, the Board examined the effect of a Portfolio’s growth in size on various fee schedules and reviewed the Lipper and Bobroff Reports, which compared fees among peers. The Board also generally noted that if a Portfolio’s assets increase over time, the Portfolio may realize other economies of scale if assets increase proportionally more than certain other fixed expenses. In addition, the Board noted that the Adviser had taken a number of steps to date intended to share the benefits of economies of scale with contractholders.

With respect to the Neuberger Berman Genesis Portfolio, the Board noted that the Portfolio’s advisory fee and sub-advisory fee each contains breakpoints that reduce the advisory fee rate on assets above certain specified asset levels. The Board considered the fact that the Portfolio’s fee levels decline as portfolio assets increase.

Other factors. As part of its evaluation of the Adviser’s compensation, the Board considered other benefits that may be realized by the Adviser and its affiliates from their relationship with the Trusts. Among them, the Board recognized that an affiliate of the Adviser, MetLife Investors Distribution Company, serves as the Distributor for the Trusts, and, as such, receives payments pursuant to Rule 12b-1 from the Portfolios to compensate it for providing shareholder services and selling activities, which could lead to growth in the Trusts’ assets and corresponding benefits from such growth, including economies of scale. The Board also considered that affiliates of the Adviser may benefit from certain indirect tax benefits relating to dividend received deductions and foreign tax credits. In conjunction with these considerations, the Board noted the costs of providing investment management and other services to the Portfolios and the ongoing commitment of the Adviser to the Portfolios.

The Board considered other benefits that may be realized by each Sub-Adviser and its affiliates from their relationship with the Trusts, including the opportunity to provide advisory services to additional portfolios of the Trusts and reputational benefits. In conjunction with these considerations, the Board noted the costs of providing investment advisory services to the Portfolios and the ongoing commitment of the Sub-Advisers to the Portfolios.

MSF-26

Metropolitan Series Fund

Neuberger Berman Genesis Portfolio

Board of Trustees’ Consideration of Advisory and Sub-Advisory Agreements—(Continued)

The Board considered possible conflicts of interest in the form of material benefits or detriments to the Trusts resulting from the nature of the Trusts’ and the Adviser’s or the Sub-Advisers’ affiliations and the services that are provided to the Trusts, and the manner in which such conflicts were mitigated.

Conclusions. After full consideration of the factors discussed above, the Board, including a majority of the Independent Trustees, approved the Advisory Agreement and the Sub-Advisory Agreement, as applicable, with respect to each Portfolio, unless otherwise noted. In making its approvals, the Board concluded that the nature, extent and quality of services provided by the Adviser and each Sub-Adviser supported the renewal of the Agreements. The Board also concluded that the investment performance of each Fund was such that each Agreement should continue. In addition, the Board concluded that fees paid by a Portfolio to the Adviser and, if applicable, the Sub-Adviser appeared to be acceptable in light of nature, extent and quality of the services provided by the Adviser and Sub-Adviser. Further, the Board concluded that the Adviser’s profitability in providing services under the Advisory Agreements did not appear unreasonably high in light of the nature, extent and quality of the services provided by the Adviser. Finally, the Board concluded that the Advisory and Sub-Advisory fees in some measure share economies of scale with contractholders. In approving the renewal of each of the Agreements, the Board, including the Independent Trustees, did not identify any single factor as controlling, and generally attributed different weights to various factors for the various Portfolios. The Board evaluated all information available to them on a Portfolio-by-Portfolio basis, and their decisions were made separately with respect to each Portfolio.

MSF-27

Metropolitan Series Fund

Russell 2000 Index Portfolio

Managed by MetLife Investment Management, LLC

Portfolio Manager Commentary*

PERFORMANCE

For the one year period ended December 31, 2013, the Class A, B, E, and G shares of the Russell 2000 Index Portfolio returned 38.55%, 38.18%, 38.35%, and 38.12%, respectively. The Portfolio’s benchmark, the Russell 2000 Index1, returned 38.82%.

MARKET ENVIRONMENT / CONDITIONS

Equity indexes reached record highs in 2013, driven by central bank intervention and an improving economy. The year started on a positive note as U.S. lawmakers reached agreements on the fiscal cliff and debt ceiling, and earnings data was generally positive. The markets were further supported by rate cuts by the European Central Bank (the “ECB”), the Reserve Bank of Australia, the Bank of Korea, and the Bank of Israel. Despite fears that the Federal Reserve (the “Fed”) would begin tapering asset purchases and end quantitative easing, the markets continued to climb higher on better than expected macroeconomic data, including U.S. jobless claims, payrolls, and factory orders. Headwinds during the year included increased tensions in Syria and Egypt and a U.S. government shutdown following the failure of U.S. lawmakers to reach an agreement in budget negotiations. However, equity markets ended the year at their highs, as the ECB announced an unexpected rate cut, a tentative nuclear deal with Iran was negotiated, and investors continued to be optimistic that central banks would continue their easy monetary policy after Fed Chairman nominee Janet Yellen’s testimony in front of Congress was more dovish than expected.

During the year, the Federal Open Market Committee (the “Committee”) met eight times and maintained the target range for the Federal Funds Rate at zero to 0.25%. The Committee stated that economic activity was expanding at a moderate pace, labor market conditions have continued to improve, and the unemployment rate had declined but remained elevated. The Committee noted that the risks to the outlook for the economy and the labor market have become more nearly balanced. Subsequently, the Committee decided to modestly reduce the pace of its asset purchases from $85 billion per month to $75 billion per month.

All nine sectors comprising the Russell 2000 Index experienced positive returns for the year. Health Care (12.2% beginning weight in the benchmark), up 51.7%, and Consumer Staples (3.1% beginning weight), up 47.7%, were the best-performing sectors. The worst relative-performing sectors were Utilities (4.2% beginning weight), up 21.9% and Materials & Processing (7.9% beginning weight), up 28.0%.

The stocks with the largest positive impact on the benchmark return for the year were Isis Pharmaceuticals, up 280.9%, Rite Aid, up 272.1%, and CoStar Group, up 106.5%. The stocks with the largest negative impact were Atlantic Power, down 66.6%, Coeur Mining, down 55.9%, and Hecla Mining, down 46.9%.

PORTFOLIO REVIEW / PERIOD END POSITIONING

The Portfolio is managed utilizing a stratified sampling strategy versus the Russell 2000 Index. This strategy seeks to track the performance of the Index by owning a subset of Index constituents and neutralizing exposures across sectors. The Portfolio is periodically rebalanced for compositional changes in the Russell 2000 Index. Factors that impact tracking error include sampling, transaction costs, cash drag, securities lending, NAV rounding, and sales and redemptions of Portfolio shares.

Stacey Lituchy

Norman Hu

Mirsad Usejnoski

Portfolio Managers

MetLife Investment Management, LLC

* This commentary may include statements that constitute “forward-looking statements” under the U.S. securities laws. Forward-looking statements include, among other things, projections, estimates, and information about possible or future results related to the Portfolio, market or regulatory developments. The views expressed above are not guarantees of future performance or economic results and involve certain risks, uncertainties and assumptions that could cause actual outcomes and results to differ materially from the views expressed herein. The views expressed above are subject to change at any time based upon economic, market, or other conditions and the subadvisory firm undertakes no obligation to update the views expressed herein. Any discussions of specific securities should not be considered a recommendation to buy or sell those securities. The views expressed above (including any forward-looking statement) may not be relied upon as investment advice or as an indication of the Portfolio’s trading intent. Information about the Portfolio’s holdings, asset allocation or country diversification is historical and is not an indication of future Portfolio composition, which may vary. Direct investment in any index is not possible. The performance of any index mentioned in this commentary has not been adjusted for ongoing management, distribution and operating expenses, and sales charges applicable to mutual fund investments. In addition, the returns do not reflect additional fees charged by separate accounts or variable insurance contracts that an investor in the Portfolio may pay. If these additional fees were reflected, performance would have been lower.

MSF-1

Metropolitan Series Fund

Russell 2000 Index Portfolio

A $10,000 INVESTMENT COMPARED TO THE RUSSELL 2000 INDEX

AVERAGE ANNUAL RETURNS (%) (FOR THE YEAR ENDED DECEMBER 31, 2013)

	1 Year	5 Year	10 Year	Since Inception[2]
Russell 2000 Index Portfolio
Class A	38.55	19.85	8.92	—
Class B	38.18	19.54	8.65	—
Class E	38.35	19.66	8.75	—
Class G	38.12	—	—	22.39
Russell 2000 Index	38.82	20.08	9.07	—

1 The Russell 2000® Index is an unmanaged measure of performance of the 2,000 smallest companies in the Russell 3000® Index.

2 Inception dates of the Class A, Class B, Class E, and Class G shares are 11/9/98, 1/2/01, 5/1/01, and 4/28/09, respectively.

Portfolio performance is calculated including reinvestment of all income and capital gain distributions. Performance numbers are net of all Portfolio expenses but do not include any insurance, sales, separate account or administrative charges of variable annuity or life insurance contracts or any additional expenses that participants may bear relating to the operations of their plans. If these charges were included, the returns would be lower. The performance of any index referenced above has not been adjusted for ongoing management, distribution and operating expenses, and sales charges applicable to mutual fund investments. Direct investment in any index is not possible. The performance of Class A shares, as set forth in the line graph above, will differ from that of other classes because of the difference in expenses paid by policyholders investing in the different share classes.

This information represents past performance and is not indicative of future results. Investment return and principal value may fluctuate so that shares, upon redemption, may be worth more or less than the original cost.

PORTFOLIO COMPOSITION AS OF DECEMBER 31, 2013

Top Holdings

% of Net Assets
iShares Russell 2000 Index Fund	3.4
CoStar Group, Inc.	0.3
athenahealth, Inc.	0.3
Acuity Brands, Inc.	0.3
Middleby Corp. (The)	0.3
Isis Pharmaceuticals, Inc.	0.3
PTC, Inc.	0.2
Ultimate Software Group, Inc.	0.2
Align Technology, Inc.	0.2
Brunswick Corp.	0.2

Top Sectors

% of Market Value of Total Long-Term Investments
Financials	25.5
Information Technology	17.2
Industrials	14.0
Consumer Discretionary	13.3
Health Care	12.7
Energy	5.3
Materials	4.7
Consumer Staples	3.7
Utilities	2.9
Telecommunication Services	0.7

MSF-2

Metropolitan Series Fund

Russell 2000 Index Portfolio

Understanding Your Portfolio’s Expenses

Shareholder Expense Example

As a shareholder of the Portfolio, you incur ongoing costs, including management fees; distribution and service (12b-1) fees; and other Portfolio expenses. This example is intended to help you understand your ongoing costs (in dollars) (referred to as “expenses”) of investing in the Portfolio and compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period, July 1, 2013 through December 31, 2013.

Actual Expenses

The first line for each share class of the Portfolio in the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested in the particular share class of the Portfolio, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line for each share class of the Portfolio in the table below provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any fees or charges of your variable insurance product or any additional expenses that participants in certain eligible qualified plans may bear relating to the operations of their plan. Therefore, the second line for each share class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these other costs were included, your costs would have been higher.

Russell 2000 Index Portfolio		Annualized Expense Ratio	Beginning Account Value July 1, 2013	Ending Account Value December 31, 2013	Expenses Paid During Period** July 1, 2013 to December 31, 2013
Class A(a)	Actual	0.30%	$1,000.00	$1,197.50	$1.66
	Hypothetical*	0.30%	$1,000.00	$1,023.69	$1.53

Class B(a)	Actual	0.55%	$1,000.00	$1,195.50	$3.04
	Hypothetical*	0.55%	$1,000.00	$1,022.43	$2.80

Class E(a)	Actual	0.44%	$1,000.00	$1,195.90	$2.44
	Hypothetical*	0.44%	$1,000.00	$1,022.99	$2.24

Class G(a)	Actual	0.60%	$1,000.00	$1,195.30	$3.32
	Hypothetical*	0.60%	$1,000.00	$1,022.18	$3.06

* Hypothetical assumes a rate of return of 5% per year before expenses.

** Expenses paid are equal to the Portfolio’s annualized expense ratio for the most recent six month period, as shown above, multiplied by the average account value over the period, multiplied by the number of days (184 days) in the most recent fiscal half-year, divided by 365 (to reflect the one-half year period).

(a) The annualized expense ratio shown reflects the impact of the management fee waiver as described in Note 6 of the Notes to Financial Statements.

MSF-3

Metropolitan Series Fund

Russell 2000 Index Portfolio

Schedule of Investments as of December 31, 2013

Common Stocks—94.0% of Net Assets

Security Description	Shares	Value

Aerospace & Defense—1.7%
AAR Corp.	20,590	$576,726
Aerovironment, Inc. (a) (b)	8,967	261,209
American Science & Engineering, Inc.	4,769	342,939
Astronics Corp. (a)	7,718	393,618
Cubic Corp.	9,993	526,231
Curtiss-Wright Corp.	23,640	1,471,117
DigitalGlobe, Inc. (a)	37,451	1,541,109
Ducommun, Inc. (a)	5,534	164,969
Engility Holdings, Inc. (a)	8,737	291,816
Esterline Technologies Corp. (a)	15,964	1,627,689
GenCorp, Inc. (a) (b)	29,383	529,482
HEICO Corp. (b)	33,494	1,940,977
KEYW Holding Corp. (The) (a) (b)	16,705	224,515
Kratos Defense & Security Solutions, Inc. (a) (b)	22,697	174,313
Moog, Inc. - Class A (a)	22,907	1,556,302
National Presto Industries, Inc.	2,572	207,046
Orbital Sciences Corp. (a)	29,768	693,594
Sparton Corp. (a)	5,744	160,545
Taser International, Inc. (a)	26,071	414,007
Teledyne Technologies, Inc. (a)	18,825	1,729,264

		14,827,468

Air Freight & Logistics—0.4%
Air Transport Services Group, Inc. (a)	26,883	217,483
Atlas Air Worldwide Holdings, Inc. (a)	13,131	540,341
Echo Global Logistics, Inc. (a) (b)	8,016	172,184
Forward Air Corp.	15,560	683,239
HUB Group, Inc. - Class A (a)	19,221	766,533
Pacer International, Inc. (a)	18,622	153,818
Park-Ohio Holdings Corp. (a)	4,748	248,795
UTi Worldwide, Inc.	45,516	799,261
XPO Logistics, Inc. (a) (b)	14,916	392,142

		3,973,796

Airlines—0.5%
Allegiant Travel Co.	7,740	816,106
Hawaiian Holdings, Inc. (a) (b)	26,730	257,410
JetBlue Airways Corp. (a) (b)	117,553	1,005,078
Republic Airways Holdings, Inc. (a)	25,789	275,684
SkyWest, Inc.	24,419	362,134
Spirit Airlines, Inc. (a)	30,196	1,371,200

		4,087,612

Auto Components—0.9%
American Axle & Manufacturing Holdings, Inc. (a)	34,595	707,468
Cooper Tire & Rubber Co.	32,939	791,853
Dana Holding Corp.	74,123	1,454,293
Dorman Products, Inc. (a) (b)	12,774	716,238
Drew Industries, Inc.	11,598	593,818
Federal-Mogul Corp. (a)	10,391	204,495
Gentherm, Inc. (a)	16,060	430,569
Modine Manufacturing Co. (a)	24,735	317,103
Remy International, Inc.	9,705	226,321
Spartan Motors, Inc. (b)	19,530	130,851

Auto Components—(Continued)
Standard Motor Products, Inc. (b)	9,638	354,678
Stoneridge, Inc. (a)	13,705	174,739
Superior Industries International, Inc.	12,615	260,247
Tenneco, Inc. (a)	30,850	1,745,184

		8,107,857

Automobiles—0.1%
Winnebago Industries, Inc. (a)	16,165	443,729

Beverages—0.2%
Boston Beer Co., Inc. (The) - Class A (a) (b)	4,482	1,083,703
Coca-Cola Bottling Co. Consolidated	2,376	173,900
National Beverage Corp. (a)	7,440	149,990

		1,407,593

Biotechnology—3.8%
ACADIA Pharmaceuticals, Inc. (a) (b)	35,491	886,920
Acceleron Pharma, Inc. (a) (b)	5,364	212,414
Achillion Pharmaceuticals, Inc. (a) (b)	49,415	164,058
Acorda Therapeutics, Inc. (a)	20,455	597,286
Aegerion Pharmaceuticals, Inc. (a) (b)	14,687	1,042,190
Alnylam Pharmaceuticals, Inc. (a) (b)	29,088	1,871,231
AMAG Pharmaceuticals, Inc. (a)	11,699	283,935
Anacor Pharmaceuticals, Inc. (a) (b)	14,559	244,300
Arena Pharmaceuticals, Inc. (a) (b)	114,562	670,188
Array BioPharma, Inc. (a) (b)	63,397	317,619
Cell Therapeutics, Inc. (a) (b)	63,353	121,638
Celldex Therapeutics, Inc. (a) (b)	45,622	1,104,509
Cepheid, Inc. (a) (b)	34,332	1,603,991
Chelsea Therapeutics International, Ltd. (a) (b)	38,469	170,418
Clovis Oncology, Inc. (a)	9,325	562,018
Curis, Inc. (a) (b)	43,921	123,857
Dendreon Corp. (a) (b)	82,091	245,452
Dyax Corp. (a) (b)	62,925	473,825
Dynavax Technologies Corp. (a) (b)	140,824	276,015
Emergent Biosolutions, Inc. (a)	13,410	308,296
Exact Sciences Corp. (a) (b)	36,373	425,200
Exelixis, Inc. (a) (b)	94,969	582,160
Galena Biopharma, Inc. (a) (b)	47,568	235,937
Genomic Health, Inc. (a) (b)	8,810	257,869
Geron Corp. (a) (b)	72,481	343,560
Halozyme Therapeutics, Inc. (a) (b)	47,510	712,175
Hyperion Therapeutics, Inc. (a) (b)	4,670	94,427
Idenix Pharmaceuticals, Inc. (a) (b)	48,904	292,446
ImmunoGen, Inc. (a) (b)	44,397	651,304
Immunomedics, Inc. (a) (b)	39,907	183,572
Infinity Pharmaceuticals, Inc. (a) (b)	24,496	338,290
Insmed, Inc. (a) (b)	18,158	308,868
Insys Therapeutics, Inc. (a)	2,960	114,582
Intercept Pharmaceuticals, Inc. (a) (b)	3,580	244,442
InterMune, Inc. (a) (b)	43,557	641,595
Intrexon Corp. (a) (b)	7,750	184,450
Ironwood Pharmaceuticals, Inc. (a) (b)	47,826	555,260
Isis Pharmaceuticals, Inc. (a) (b)	56,969	2,269,645
Karyopharm Therapeutics, Inc. (a) (b)	6,496	148,888

See accompanying notes to financial statements.

MSF-4

Metropolitan Series Fund

Russell 2000 Index Portfolio

Schedule of Investments as of December 31, 2013

Common Stocks—(Continued)

Security Description	Shares	Value

Biotechnology—(Continued)
Keryx Biopharmaceuticals, Inc. (a) (b)	41,752	$540,688
KYTHERA Biopharmaceuticals, Inc. (a) (b)	7,404	275,799
Lexicon Pharmaceuticals, Inc. (a) (b)	119,680	215,424
Ligand Pharmaceuticals, Inc. - Class B (a) (b)	9,228	485,393
MannKind Corp. (a) (b)	74,752	389,458
Merrimack Pharmaceuticals, Inc. (a) (b)	46,931	250,612
MiMedx Group, Inc. (a) (b)	49,469	432,359
Momenta Pharmaceuticals, Inc. (a)	23,710	419,193
Neurocrine Biosciences, Inc. (a) (b)	35,916	335,455
NewLink Genetics Corp. (a) (b)	12,664	278,735
Novavax, Inc. (a) (b)	98,843	506,076
NPS Pharmaceuticals, Inc. (a)	51,119	1,551,973
Ophthotech Corp. (a) (b)	6,374	206,199
Opko Health, Inc. (a) (b)	95,942	809,750
Orexigen Therapeutics, Inc. (a) (b)	48,954	275,611
Osiris Therapeutics, Inc. (a) (b)	9,827	158,018
PDL BioPharma, Inc. (b)	75,107	633,903
Peregrine Pharmaceuticals, Inc. (a) (b)	110,730	153,915
Portola Pharmaceuticals, Inc. (a) (b)	6,934	178,551
Progenics Pharmaceuticals, Inc. (a) (b)	49,453	263,584
Prothena Corp. plc (a) (b)	6,779	179,779
PTC Therapeutics, Inc. (a) (b)	6,967	118,230
Puma Biotechnology, Inc. (a) (b)	11,320	1,171,960
Raptor Pharmaceutical Corp. (a) (b)	30,816	401,224
Repligen Corp. (a)	18,018	245,766
Rigel Pharmaceuticals, Inc. (a)	47,337	134,910
Sangamo Biosciences, Inc. (a) (b)	37,555	521,639
Sarepta Therapeutics, Inc. (a) (b)	19,766	402,633
Spectrum Pharmaceuticals, Inc. (a) (b)	30,932	273,748
Stemline Therapeutics, Inc. (a) (b)	5,043	98,843
Synageva BioPharma Corp. (a) (b)	9,970	645,258
Synergy Pharmaceuticals, Inc. (a)	42,569	239,663
Synta Pharmaceuticals Corp. (a) (b)	20,751	108,735
TESARO, Inc. (a) (b)	6,990	197,398
Threshold Pharmaceuticals, Inc. (a) (b)	24,847	116,035
Vanda Pharmaceuticals, Inc. (a) (b)	15,947	197,902
Verastem, Inc. (a) (b)	9,951	113,441
XOMA Corp. (a) (b)	41,315	278,050
ZIOPHARM Oncology, Inc. (a) (b)	38,299	166,218

		33,836,958

Building Products—0.8%
AAON, Inc.	15,362	490,816
American Woodmark Corp. (a) (b)	5,650	223,344
Apogee Enterprises, Inc.	16,385	588,385
Builders FirstSource, Inc. (a) (b)	25,665	183,248
Gibraltar Industries, Inc. (a)	14,856	276,173
Griffon Corp. (b)	24,495	323,579
Insteel Industries, Inc.	9,958	226,345
NCI Building Systems, Inc. (a) (b)	10,596	185,854
Nortek, Inc. (a)	4,481	334,283
Patrick Industries, Inc. (a)	3,662	105,942
PGT, Inc. (a)	17,505	177,151
Ply Gem Holdings, Inc. (a) (b)	10,411	187,710
Quanex Building Products Corp.	17,697	352,524
Simpson Manufacturing Co., Inc.	20,877	766,812

Building Products—(Continued)
Trex Co., Inc. (a) (b)	8,732	694,456
Universal Forest Products, Inc.	10,498	547,366
USG Corp. (a) (b)	39,350	1,116,753

		6,780,741

Capital Markets—2.6%
Apollo Investment Corp.	116,588	988,666
Arlington Asset Investment Corp. - Class A (b)	7,800	205,842
BGC Partners, Inc. - Class A (b)	64,999	393,894
BlackRock Kelso Capital Corp. (b)	38,057	355,072
Calamos Asset Management, Inc. - Class A	11,175	132,312
Capital Southwest Corp.	7,000	244,090
Cohen & Steers, Inc. (b)	9,693	388,302
Cowen Group, Inc. - Class A (a)	63,759	249,298
Diamond Hill Investment Group, Inc. (b)	1,546	182,954
Evercore Partners, Inc. - Class A	16,148	965,327
FBR & Co. (a)	5,282	139,339
Fidus Investment Corp. (b)	7,619	165,637
Fifth Street Finance Corp.	69,174	639,860
Financial Engines, Inc.	24,757	1,720,116
Firsthand Technology Value Fund, Inc. (a) (b)	5,589	129,497
FXCM, Inc. (b)	18,846	336,213
GAMCO Investors, Inc. - Class A	3,184	276,912
GFI Group, Inc.	37,273	145,737
Gladstone Capital Corp. (b)	12,173	116,861
Gladstone Investment Corp. (b)	14,338	115,564
Golub Capital BDC, Inc. (b)	17,843	340,980
Greenhill & Co., Inc. (b)	13,818	800,615
GSV Capital Corp. (a) (b)	10,696	129,315
Hercules Technology Growth Capital, Inc. (b)	32,237	528,687
HFF, Inc. - Class A (a)	17,729	476,024
ICG Group, Inc. (a)	20,148	375,357
International FCStone, Inc. (a) (b)	7,668	142,165
Investment Technology Group, Inc. (a)	17,949	369,031
Janus Capital Group, Inc. (b)	75,490	933,811
KCAP Financial, Inc. (b)	12,596	101,650
KCG Holdings, Inc. - Class A (a)	36,686	438,765
Ladenburg Thalmann Financial Services, Inc. (a) (b)	56,603	177,167
Main Street Capital Corp. (b)	19,878	649,812
Manning & Napier, Inc.	8,917	157,385
MCG Capital Corp.	37,449	164,776
Medallion Financial Corp. (b)	11,521	165,326
Medley Capital Corp. (b)	20,816	288,302
MVC Capital, Inc.	13,488	182,088
New Mountain Finance Corp.	23,585	354,718
Oppenheimer Holdings, Inc. - Class A	5,749	142,460
PennantPark Floating Rate Capital, Ltd.	8,031	110,266
PennantPark Investment Corp. (b)	33,969	394,040
Piper Jaffray Cos. (a)	8,439	333,762
Prospect Capital Corp.	141,029	1,582,345
Safeguard Scientifics, Inc. (a) (b)	11,857	238,207
Solar Capital, Ltd. (b)	23,565	531,391
Solar Senior Capital, Ltd. (b)	6,468	117,847
Stifel Financial Corp. (a) (b)	31,775	1,522,658

See accompanying notes to financial statements.

MSF-5

Metropolitan Series Fund

Russell 2000 Index Portfolio

Schedule of Investments as of December 31, 2013

Common Stocks—(Continued)

Security Description	Shares	Value

Capital Markets—(Continued)
TCP Capital Corp. (b)	18,817	$315,749
THL Credit, Inc.	17,620	290,554
TICC Capital Corp. (b)	24,365	251,934
Triangle Capital Corp.	13,996	386,989
Virtus Investment Partners, Inc. (a)	3,430	686,172
Walter Investment Management Corp. (a)	19,069	674,280
Westwood Holdings Group, Inc.	3,352	207,522
WisdomTree Investments, Inc. (a)	50,887	901,209

		23,354,852

Chemicals—2.2%
A. Schulman, Inc.	15,164	534,683
Advanced Emissions Solutions, Inc. (a)	4,907	266,107
American Pacific Corp. (a)	3,240	120,722
American Vanguard Corp.	14,887	361,605
Arabian American Development Co. (a)	10,819	135,778
Axiall Corp.	35,265	1,672,972
Balchem Corp.	15,297	897,934
Calgon Carbon Corp. (a)	26,161	538,132
Chase Corp.	3,533	124,715
Chemtura Corp. (a)	48,619	1,357,442
Ferro Corp. (a)	34,923	448,062
Flotek Industries, Inc. (a) (b)	24,436	490,430
FutureFuel Corp. (b)	14,821	234,172
Hawkins, Inc.	4,778	177,694
HB Fuller Co.	25,868	1,346,171
Innophos Holdings, Inc.	11,603	563,906
Innospec, Inc.	12,490	577,288
Intrepid Potash, Inc. (a) (b)	27,693	438,657
Koppers Holdings, Inc.	11,124	508,923
Kraton Performance Polymers, Inc. (a)	16,524	380,878
Landec Corp. (a)	14,010	169,801
LSB Industries, Inc. (a)	9,253	379,558
Minerals Technologies, Inc.	17,678	1,061,917
Olin Corp. (b)	41,593	1,199,958
OM Group, Inc. (a)	16,641	605,899
OMNOVA Solutions, Inc. (a)	24,497	223,168
PolyOne Corp.	50,382	1,781,004
Quaker Chemical Corp.	6,591	507,968
Sensient Technologies Corp.	26,383	1,280,103
Stepan Co.	10,436	684,915
Taminco Corp. (a)	8,553	172,856
Tredegar Corp.	13,367	385,103
Zep, Inc.	10,762	195,438
Zoltek Cos., Inc. (a)	15,344	257,012

		20,080,971

Commercial Banks—6.9%
1st Source Corp.	8,143	260,087
1st United Bancorp, Inc.	12,631	96,122
American National Bankshares, Inc.	4,458	117,023
Ameris Bancorp (a)	13,498	284,943
Ames National Corp.	4,449	99,613
Arrow Financial Corp. (b)	5,595	148,603
Bancfirst Corp. (b)	4,227	236,966

Commercial Banks—(Continued)
Banco Latinoamericano de Comercio Exterior S.A. - Class E	14,005	392,420
Bancorp, Inc. (a)	17,608	315,359
BancorpSouth, Inc. (b)	48,388	1,230,023
Bank of Kentucky Financial Corp.	3,484	128,560
Bank of Marin Bancorp (b)	3,199	138,805
Bank of the Ozarks, Inc. (b)	15,721	889,651
Banner Corp.	10,387	465,545
BBCN Bancorp, Inc.	39,760	659,618
BNC Bancorp	10,025	171,829
Boston Private Financial Holdings, Inc.	40,232	507,728
Bridge Bancorp, Inc.	6,098	158,548
Bridge Capital Holdings (a)	5,459	112,128
Bryn Mawr Bank Corp.	6,395	193,001
Camden National Corp.	3,953	166,896
Capital Bank Financial Corp. - Class A (a)	12,884	293,111
Cardinal Financial Corp. (b)	17,067	307,206
Cathay General Bancorp	39,976	1,068,558
Center Bancorp, Inc.	6,530	122,503
Centerstate Banks, Inc.	16,702	169,525
Central Pacific Financial Corp.	11,945	239,856
Chemical Financial Corp.	16,708	529,142
Citizens & Northern Corp.	6,716	138,551
City Holding Co. (b)	8,336	386,207
CNB Financial Corp.	6,782	128,858
CoBiz Financial, Inc.	17,832	213,271
Columbia Banking System, Inc.	26,670	733,692
Community Bank System, Inc. (b)	21,059	835,621
Community Trust Bancorp, Inc.	7,420	335,087
Customers Bancorp, Inc. (a)	10,624	217,367
CVB Financial Corp. (b)	47,878	817,277
Eagle Bancorp, Inc. (a)	11,635	356,380
Enterprise Financial Services Corp.	11,259	229,909
Fidelity Southern Corp.	7,961	132,228
Financial Institutions, Inc.	6,461	159,651
First Bancorp	47,258	378,491
First Busey Corp.	42,355	245,659
First Commonwealth Financial Corp.	50,529	445,666
First Community Bancshares, Inc.	8,470	141,449
First Connecticut Bancorp, Inc.	9,833	158,508
First Financial Bancorp	30,745	535,885
First Financial Bankshares, Inc. (b)	16,756	1,111,258
First Financial Corp.	6,038	220,749
First Financial Holdings, Inc.	12,195	811,089
First Interstate Bancsystem, Inc.	9,233	261,940
First Merchants Corp.	18,171	413,572
First Midwest Bancorp, Inc.	38,435	673,766
First of Long Island Corp. (The) (b)	3,365	144,258
FirstMerit Corp.	83,808	1,863,052
Flushing Financial Corp.	17,365	359,455
FNB Corp. (b)	76,466	965,001
German American Bancorp, Inc. (b)	6,759	192,632
Glacier Bancorp, Inc. (b)	36,532	1,088,288
Great Southern Bancorp, Inc.	6,069	184,558
Guaranty Bancorp	8,675	121,884
Hancock Holding Co.	42,609	1,562,898
Hanmi Financial Corp.	17,546	384,082

See accompanying notes to financial statements.

MSF-6

Metropolitan Series Fund

Russell 2000 Index Portfolio

Schedule of Investments as of December 31, 2013

Common Stocks—(Continued)

Security Description	Shares	Value

Commercial Banks—(Continued)
Heartland Financial USA, Inc.	7,703	$221,769
Heritage Financial Corp. (b)	10,314	176,473
Home BancShares, Inc.	23,766	887,660
Home Federal Bancorp, Inc. (b)	10,146	151,175
HomeTrust Bancshares, Inc. (a) (b)	10,270	164,217
Horizon Bancorp (b)	4,830	122,344
Hudson Valley Holding Corp.	7,889	160,541
Iberiabank Corp.	15,241	957,897
Independent Bank Corp. (b)	11,835	463,814
International Bancshares Corp.	27,173	717,095
Investors Bancorp, Inc.	25,955	663,929
Lakeland Bancorp, Inc.	16,496	204,056
Lakeland Financial Corp.	9,208	359,112
MainSource Financial Group, Inc.	12,295	221,679
MB Financial, Inc.	28,968	929,583
Mercantile Bank Corp.	4,833	104,296
Metro Bancorp, Inc. (a)	7,930	170,812
MetroCorp Bancshares, Inc.	8,864	133,580
MidWestOne Financial Group, Inc.	3,830	104,176
National Bank Holdings Corp. - Class A	26,547	568,106
National Bankshares, Inc.	4,218	155,602
National Penn Bancshares, Inc.	59,275	671,586
NBT Bancorp, Inc.	24,027	622,299
NewBridge Bancorp (a)	14,228	106,710
OFG Bancorp	25,382	440,124
Old National Bancorp	53,086	815,932
OmniAmerican Bancorp, Inc. (a)	7,185	153,615
Pacific Continental Corp.	10,841	172,806
Pacific Premier Bancorp, Inc. (a) (b)	8,535	134,341
PacWest Bancorp (b)	19,360	817,379
Park National Corp.	5,759	489,918
Park Sterling Corp.	31,667	226,102
Penns Woods Bancorp, Inc.	1,988	101,388
Peoples Bancorp, Inc.	5,988	134,790
Pinnacle Financial Partners, Inc.	18,820	612,215
Preferred Bank (a)	6,777	135,879
PrivateBancorp, Inc.	33,931	981,624
Prosperity Bancshares, Inc. (b)	30,210	1,915,012
Renasant Corp.	15,636	491,909
Republic Bancorp, Inc. - Class A	5,421	133,031
S&T Bancorp, Inc.	15,660	396,355
Sandy Spring Bancorp, Inc.	13,670	385,357
Seacoast Banking Corp. of Florida (a)	10,249	125,038
Sierra Bancorp	7,033	113,161
Simmons First National Corp. - Class A	9,347	347,241
Southside Bancshares, Inc. (b)	8,740	238,952
Southwest Bancorp, Inc. (a)	11,069	176,218
State Bank Financial Corp.	16,379	297,934
StellarOne Corp.	12,984	312,525
Sterling Bancorp	42,278	565,257
Sterling Financial Corp.	17,351	591,322
Suffolk Bancorp (a)	6,378	132,662
Susquehanna Bancshares, Inc.	93,642	1,202,363
SY Bancorp, Inc.	7,089	226,281
Taylor Capital Group, Inc. (a)	7,608	202,221
Texas Capital Bancshares, Inc. (a)	21,162	1,316,276
Tompkins Financial Corp.	7,424	381,519

Commercial Banks—(Continued)
TowneBank (b)	12,365	190,297
Trico Bancshares (b)	8,062	228,719
Trustmark Corp.	34,161	916,881
UMB Financial Corp.	17,961	1,154,533
Umpqua Holdings Corp. (b)	55,348	1,059,361
Union First Market Bankshares Corp. (b)	9,844	244,230
United Bankshares, Inc. (b)	25,900	814,555
United Community Banks, Inc. (a)	21,449	380,720
Univest Corp. of Pennsylvania	9,559	197,680
ViewPoint Financial Group, Inc.	20,388	559,651
Virginia Commerce Bancorp, Inc. (a)	12,273	208,518
Washington Banking Co.	9,167	162,531
Washington Trust Bancorp, Inc.	7,713	287,078
Webster Financial Corp.	45,341	1,413,732
WesBanco, Inc.	12,861	411,552
West Bancorp, Inc.	8,036	127,130
Westamerica Bancorp (b)	14,310	807,943
Western Alliance Bancorp (a)	37,712	899,808
Wilshire Bancorp, Inc.	35,291	385,731
Wintrust Financial Corp. (b)	19,337	891,822
Yadkin Financial Corp. (a)	7,897	134,565

		61,733,903

Commercial Services & Supplies—2.0%
ABM Industries, Inc.	27,975	799,805
ACCO Brands Corp. (a) (b)	58,424	392,609
ARC Document Solutions, Inc. (a)	21,379	175,735
Brink’s Co. (The)	24,924	850,905
Casella Waste Systems, Inc. - Class A (a)	20,518	119,004
Ceco Environmental Corp. (b)	9,240	149,411
Consolidated Graphics, Inc. (a)	4,031	271,851
Costa, Inc. (a)	5,065	110,063
Courier Corp.	6,229	112,683
Deluxe Corp. (b)	25,571	1,334,551
EnerNOC, Inc. (a)	10,510	180,877
Ennis, Inc.	14,123	249,977
G&K Services, Inc. - Class A	9,849	612,903
Healthcare Services Group, Inc. (b)	34,663	983,389
Herman Miller, Inc.	29,708	876,980
HNI Corp.	24,513	951,840
InnerWorkings, Inc. (a) (b)	22,568	175,805
Interface, Inc.	31,333	688,073
Kimball International, Inc. - Class B	18,813	282,759
Knoll, Inc. (b)	25,885	473,954
McGrath RentCorp (b)	13,375	532,325
Mine Safety Appliances Co.	14,087	721,395
Mobile Mini, Inc. (a)	19,043	784,191
Multi-Color Corp.	6,895	260,217
Performant Financial Corp. (a)	11,558	119,047
Quad/Graphics, Inc.	13,076	356,060
Schawk, Inc.	7,118	105,845
SP Plus Corp. (a)	8,683	226,105
Steelcase, Inc. - Class A	41,383	656,334
Team, Inc. (a)	10,055	425,729
Tetra Tech, Inc. (a) (c)	33,211	929,244
U.S. Ecology, Inc.	10,060	374,132

See accompanying notes to financial statements.

MSF-7

Metropolitan Series Fund

Russell 2000 Index Portfolio

Schedule of Investments as of December 31, 2013

Common Stocks—(Continued)

Security Description	Shares	Value

Commercial Services & Supplies—(Continued)
UniFirst Corp.	7,601	$813,307
United Stationers, Inc.	20,554	943,223
Viad Corp.	11,786	327,415
West Corp. (b)	11,026	283,479

		17,651,222

Communications Equipment—1.7%
ADTRAN, Inc. (b)	30,097	812,920
Anaren, Inc. (a)	5,087	142,385
ARRIS Group, Inc. (a)	59,022	1,438,071
Aruba Networks, Inc. (a) (b)	59,276	1,061,040
Bel Fuse, Inc. - Class B	5,512	117,461
Black Box Corp.	10,452	311,470
CalAmp Corp. (a)	19,380	542,059
Calix, Inc. (a)	19,494	187,922
Ciena Corp. (a) (b)	51,644	1,235,841
Comtech Telecommunications Corp.	8,068	254,303
Digi International, Inc. (a)	14,316	173,510
Emulex Corp. (a)	45,893	328,594
Extreme Networks, Inc. (a)	49,591	347,137
Finisar Corp. (a)	47,662	1,140,075
Harmonic, Inc. (a)	60,347	445,361
Infinera Corp. (a) (b)	64,537	631,172
InterDigital, Inc.	21,402	631,145
Ixia (a)	28,748	382,636
KVH Industries, Inc. (a)	8,641	112,592
NETGEAR, Inc. (a) (b)	20,185	664,894
Oplink Communications, Inc. (a)	10,830	201,438
Parkervision, Inc. (a) (b)	43,816	199,363
Plantronics, Inc.	21,347	991,568
Procera Networks, Inc. (a) (b)	10,321	155,021
Ruckus Wireless, Inc. (a) (b)	22,533	319,969
ShoreTel, Inc. (a)	39,943	370,671
Sonus Networks, Inc. (a)	111,897	352,476
Tessco Technologies, Inc. (b)	3,116	125,637
Ubiquiti Networks, Inc. (a) (b)	5,898	271,072
ViaSat, Inc. (a)	19,916	1,247,737

		15,195,540

Computers & Peripherals—0.4%
Avid Technology, Inc. (a)	15,838	129,080
Cray, Inc. (a) (b)	20,870	573,090
Datalink Corp. (a) (b)	9,229	100,596
Electronics for Imaging, Inc. (a)	23,486	909,613
Fusion-io, Inc. (a) (b)	38,656	344,425
Immersion Corp. (a)	16,446	170,710
QLogic Corp. (a)	44,263	523,631
Quantum Corp. (a) (b)	113,826	136,591
Silicon Graphics International Corp. (a) (b)	18,071	242,332
Super Micro Computer, Inc. (a)	20,952	359,536

		3,489,604

Construction & Engineering—0.8%
Aegion Corp. (a) (b)	20,173	441,587
Ameresco, Inc. - Class A (a)	10,718	103,536
Argan, Inc.	9,267	255,398

Construction & Engineering—(Continued)
Comfort Systems USA, Inc.	19,376	375,701
Dycom Industries, Inc. (a)	16,749	465,455
EMCOR Group, Inc.	35,226	1,494,991
Furmanite Corp. (a)	19,494	207,026
Granite Construction, Inc. (b)	20,021	700,335
Great Lakes Dredge & Dock Corp. (a)	32,033	294,704
Layne Christensen Co. (a) (b)	10,438	178,281
MasTec, Inc. (a) (b)	29,748	973,354
MYR Group, Inc. (a)	10,017	251,226
Northwest Pipe Co. (a)	4,794	181,021
Orion Marine Group, Inc. (a)	14,575	175,337
Pike Electric Corp. (a)	13,447	142,135
Primoris Services Corp.	17,845	555,515
Sterling Construction Co., Inc. (a)	9,052	106,180
Tutor Perini Corp. (a)	19,192	504,750

		7,406,532

Construction Materials—0.1%
Headwaters, Inc. (a)	38,364	375,583
Texas Industries, Inc. (a) (b)	11,145	766,553
U.S. Concrete, Inc. (a)	7,217	163,321

		1,305,457

Consumer Finance—0.7%
Cash America International, Inc. (b)	14,003	536,315
Credit Acceptance Corp. (a)	3,612	469,524
DFC Global Corp. (a)	22,515	257,797
Encore Capital Group, Inc. (a) (b)	12,804	643,529
Ezcorp, Inc. - Class A (a)	24,505	286,464
First Cash Financial Services, Inc. (a)	14,639	905,276
Green Dot Corp. - Class A (a) (b)	12,988	326,648
Nelnet, Inc. - Class A	12,596	530,795
Portfolio Recovery Associates, Inc. (a) (b)	25,449	1,344,725
Regional Management Corp. (a)	3,059	103,792
Springleaf Holdings, Inc. (a)	14,832	374,953
World Acceptance Corp. (a) (b)	4,646	406,664

		6,186,482

Containers & Packaging—0.2%
AEP Industries, Inc. (a)	2,424	128,060
Berry Plastics Group, Inc. (a)	27,955	665,049
Graphic Packaging Holding Co. (a)	105,650	1,014,240
Myers Industries, Inc.	17,592	371,543

		2,178,892

Distributors—0.2%
Core-Mark Holding Co., Inc.	5,932	450,417
Pool Corp.	23,340	1,356,988
VOXX International Corp. (a)	10,683	178,406
Weyco Group, Inc. (b)	4,154	122,252

		2,108,063

Diversified Consumer Services—1.0%
American Public Education, Inc. (a) (b)	9,943	432,222
Ascent Capital Group, Inc. - Class A (a) (b)	6,860	586,942

See accompanying notes to financial statements.

MSF-8

Metropolitan Series Fund

Russell 2000 Index Portfolio

Schedule of Investments as of December 31, 2013

Common Stocks—(Continued)

Security Description	Shares	Value

Diversified Consumer Services—(Continued)
Bridgepoint Education, Inc. (a)	9,743	$172,549
Bright Horizons Family Solutions, Inc. (a)	6,946	255,196
Capella Education Co.	5,633	374,256
Career Education Corp. (a) (b)	30,241	172,374
Carriage Services, Inc.	9,414	183,855
Education Management Corp. (a) (b)	13,467	135,882
Grand Canyon Education, Inc. (a)	22,843	995,955
Hillenbrand, Inc.	28,780	846,708
Houghton Mifflin Harcourt Co. (a)	14,080	238,797
ITT Educational Services, Inc. (a) (b)	11,937	400,844
K12, Inc. (a)	13,883	301,955
LifeLock, Inc. (a) (b)	30,848	506,216
Mac-Gray Corp.	7,254	154,002
Matthews International Corp. - Class A	13,720	584,609
Regis Corp. (b)	24,117	349,938
Sotheby’s	33,921	1,804,597
Steiner Leisure, Ltd. (a)	7,524	370,106
Strayer Education, Inc. (a)	6,343	218,643
Universal Technical Institute, Inc.	11,178	155,486

		9,241,132

Diversified Financial Services—0.3%
MarketAxess Holdings, Inc.	19,495	1,303,631
Marlin Business Services Corp.	4,620	116,424
NewStar Financial, Inc. (a)	14,397	255,835
PHH Corp. (a) (b)	28,995	706,028
PICO Holdings, Inc. (a)	12,147	280,717

		2,662,635

Diversified Telecommunication Services—0.5%
8x8, Inc. (a)	44,907	456,255
Atlantic Tele-Network, Inc.	4,754	268,934
Cbeyond, Inc. (a)	14,581	100,609
Cincinnati Bell, Inc. (a)	106,292	378,400
Cogent Communications Group, Inc. (b)	24,794	1,001,926
Consolidated Communications Holdings, Inc.	19,216	377,210
Fairpoint Communications, Inc. (a) (b)	11,602	131,219
General Communication, Inc. - Class A (a)	16,537	184,388
Hawaiian Telcom Holdco, Inc. (a) (b)	6,401	187,997
IDT Corp. - Class B	8,438	150,787
inContact, Inc. (a) (b)	27,382	213,853
Inteliquent, Inc.	16,025	183,006
Iridium Communications, Inc. (a) (b)	32,786	205,240
Lumos Networks Corp.	8,454	177,534
magicJack VocalTec, Ltd. (a)	8,170	97,386
ORBCOMM, Inc. (a)	19,477	123,484
Premiere Global Services, Inc. (a)	24,982	289,541
Towerstream Corp. (a)	36,176	107,081
Vonage Holdings Corp. (a)	74,697	248,741

		4,883,591

Electric Utilities—1.3%
ALLETE, Inc.	20,181	1,006,628
Cleco Corp.	30,631	1,428,017
El Paso Electric Co.	21,145	742,401

Electric Utilities—(Continued)
Empire District Electric Co.	22,399	508,233
IDACORP, Inc. (b)	25,340	1,313,626
MGE Energy, Inc.	12,019	695,900
NRG Yield, Inc. - Class A (b)	12,728	509,247
Otter Tail Corp. (b)	18,873	552,413
PNM Resources, Inc.	38,653	932,310
Portland General Electric Co. (b)	38,989	1,177,468
UIL Holdings Corp. (b)	28,637	1,109,684
Unitil Corp.	7,429	226,510
UNS Energy Corp. (b)	21,055	1,260,142

		11,462,579

Electrical Equipment—1.5%
Acuity Brands, Inc. (b)	21,597	2,360,984
AZZ, Inc. (b)	13,326	651,108
Brady Corp. - Class A	22,732	703,101
Capstone Turbine Corp. (a) (b)	164,599	212,333
Coleman Cable, Inc.	4,571	119,851
Encore Wire Corp.	10,537	571,105
EnerSys, Inc. (b)	25,000	1,752,250
Franklin Electric Co., Inc.	24,472	1,092,430
FuelCell Energy, Inc. (a) (b)	88,097	124,217
Generac Holdings, Inc. (b)	25,812	1,461,992
General Cable Corp. (b)	24,951	733,809
Global Power Equipment Group, Inc.	8,163	159,750
GrafTech International, Ltd. (a) (b)	58,953	662,042
II-VI, Inc. (a)	27,302	480,515
LSI Industries, Inc.	11,713	101,552
Polypore International, Inc. (a) (b)	23,444	911,971
Powell Industries, Inc.	4,404	295,024
PowerSecure International, Inc. (a) (b)	9,992	171,563
Preformed Line Products Co.	1,321	96,644
Thermon Group Holdings, Inc. (a)	13,760	376,061
Vicor Corp. (a)	9,542	128,054

		13,166,356

Electronic Equipment, Instruments & Components—2.5%
Agilysys, Inc. (a)	8,133	113,211
Anixter International, Inc.	13,642	1,225,597
Badger Meter, Inc. (b)	6,820	371,690
Belden, Inc.	22,330	1,573,149
Benchmark Electronics, Inc. (a)	26,591	613,720
Checkpoint Systems, Inc. (a)	21,005	331,249
Cognex Corp.	44,140	1,685,265
Coherent, Inc. (a)	12,319	916,411
CTS Corp.	18,070	359,774
Daktronics, Inc.	18,513	290,284
DTS, Inc. (a)	9,298	222,966
Electro Rent Corp.	9,062	167,828
Electro Scientific Industries, Inc.	11,663	121,995
Fabrinet (a)	14,981	308,009
FARO Technologies, Inc. (a)	8,551	498,523
FEI Co.	21,007	1,877,186
GSI Group, Inc. (a)	18,739	210,626
Insight Enterprises, Inc. (a) (c)	22,462	510,112
InvenSense, Inc. (a) (b)	29,030	603,244

See accompanying notes to financial statements.

MSF-9

Metropolitan Series Fund

Russell 2000 Index Portfolio

Schedule of Investments as of December 31, 2013

Common Stocks—(Continued)

Security Description	Shares	Value

Electronic Equipment, Instruments & Components—(Continued)
Itron, Inc. (a) (b)	19,812	$820,811
Kemet Corp. (a)	22,874	129,009
Littelfuse, Inc.	11,202	1,041,002
Maxwell Technologies, Inc. (a) (b)	14,377	111,709
Measurement Specialties, Inc. (a)	8,286	502,877
Mercury Systems, Inc. (a)	15,581	170,612
Mesa Laboratories, Inc. (b)	1,416	111,269
Methode Electronics, Inc.	19,169	655,388
MTS Systems Corp.	8,022	571,568
Newport Corp. (a)	20,202	365,050
OSI Systems, Inc. (a)	10,001	531,153
Park Electrochemical Corp.	10,569	303,542
PC Connection, Inc.	5,366	133,345
Plexus Corp. (a) (c)	17,502	757,662
RealD, Inc. (a)	18,684	159,561
Rofin-Sinar Technologies, Inc. (a)	15,227	411,434
Rogers Corp. (a)	8,965	551,348
Sanmina Corp. (a)	42,537	710,368
ScanSource, Inc. (a)	14,516	615,914
Speed Commerce, Inc. (a)	25,516	119,160
SYNNEX Corp. (a)	13,438	905,721
TTM Technologies, Inc. (a)	26,923	230,999
Universal Display Corp. (a) (b)	21,034	722,728
Zygo Corp. (a)	8,667	128,098

		22,761,167

Energy Equipment & Services—1.7%
Basic Energy Services, Inc. (a) (b)	14,197	224,029
Bolt Technology Corp.	4,652	102,391
Bristow Group, Inc.	18,228	1,368,194
C&J Energy Services, Inc. (a) (b)	23,819	550,219
Cal Dive International, Inc. (a) (b)	54,319	109,181
CARBO Ceramics, Inc. (b)	9,985	1,163,552
Dawson Geophysical Co. (a)	5,124	173,294
Era Group, Inc. (a)	10,332	318,846
Exterran Holdings, Inc. (a)	28,971	990,808
Forum Energy Technologies, Inc. (a)	19,863	561,328
Geospace Technologies Corp. (a) (b)	6,866	651,103
Gulf Island Fabrication, Inc.	7,812	181,395
GulfMark Offshore, Inc. - Class A	13,516	637,009
Helix Energy Solutions Group, Inc. (a)	52,636	1,220,102
Hercules Offshore, Inc. (a)	82,886	541,246
Hornbeck Offshore Services, Inc. (a) (b)	18,165	894,263
ION Geophysical Corp. (a) (b)	68,572	226,288
Key Energy Services, Inc. (a)	80,293	634,315
Matrix Service Co. (a)	14,196	347,376
Mitcham Industries, Inc. (a)	7,031	124,519
Natural Gas Services Group, Inc. (a)	6,643	183,148
Newpark Resources, Inc. (a) (b)	42,672	524,439
Nuverra Environmental Solutions, Inc. (a) (b)	8,305	139,438
Parker Drilling Co. (a)	61,149	497,141
PHI, Inc. (a)	6,426	278,888
Pioneer Energy Services Corp. (a)	31,825	254,918
RigNet, Inc. (a)	6,898	330,621
SEACOR Holdings, Inc. (a) (b)	10,116	922,579
Tesco Corp. (a)	16,366	323,719

Energy Equipment & Services—(Continued)
TETRA Technologies, Inc. (a)	39,068	482,880
Vantage Drilling Co. (a) (b)	106,785	196,484
Willbros Group, Inc. (a)	22,413	211,130

		15,364,843

Food & Staples Retailing—1.3%
Andersons, Inc. (The)	9,754	869,764
Casey’s General Stores, Inc.	19,362	1,360,181
Chefs’ Warehouse, Inc. (The) (a) (b)	8,577	250,105
Fairway Group Holdings Corp. (a) (b)	8,135	147,406
Harris Teeter Supermarkets, Inc.	24,758	1,221,807
Ingles Markets, Inc. - Class A	6,173	167,288
Natural Grocers by Vitamin Cottage, Inc. (a) (b)	4,597	195,143
Pantry, Inc. (The) (a)	12,441	208,760
Pricesmart, Inc. (b)	9,705	1,121,316
Rite Aid Corp. (a)	365,720	1,850,543
Roundy’s, Inc.	13,261	130,754
Spartan Stores, Inc.	19,948	484,337
SUPERVALU, Inc. (a) (b)	101,674	741,204
Susser Holdings Corp. (a) (b)	9,109	596,548
United Natural Foods, Inc. (a)	24,889	1,876,382
Village Super Market, Inc. - Class A	5,219	161,841
Weis Markets, Inc.	6,205	326,135

		11,709,514

Food Products—1.6%
Annie’s, Inc. (a) (b)	6,956	299,386
B&G Foods, Inc.	26,523	899,395
Boulder Brands, Inc. (a)	31,712	502,952
Cal-Maine Foods, Inc. (b)	7,468	449,798
Calavo Growers, Inc. (b)	6,124	185,312
Chiquita Brands International, Inc. (a)	24,259	283,830
Darling International, Inc. (a)	80,172	1,673,991
Diamond Foods, Inc. (a) (b)	11,661	301,320
Fresh Del Monte Produce, Inc.	19,290	545,907
Hain Celestial Group, Inc. (The) (a) (b)	19,519	1,771,935
Inventure Foods, Inc. (a)	8,089	107,260
J&J Snack Foods Corp.	7,928	702,342
John B Sanfilippo & Son, Inc.	4,642	114,565
Lancaster Colony Corp.	9,483	835,926
Limoneira Co. (b)	4,954	131,727
Omega Protein Corp. (a)	11,349	139,479
Pilgrim’s Pride Corp. (a)	32,160	522,600
Post Holdings, Inc. (a) (b)	16,404	808,225
Sanderson Farms, Inc.	11,409	825,213
Seaboard Corp.	150	419,246
Seneca Foods Corp. - Class A (a)	4,612	147,077
Snyders-Lance, Inc.	26,518	761,597
Tootsie Roll Industries, Inc. (b)	9,939	323,415
TreeHouse Foods, Inc. (a)	18,597	1,281,705

		14,034,203

Gas Utilities—0.8%
Chesapeake Utilities Corp.	4,498	269,970
Laclede Group, Inc. (The)	16,259	740,435

See accompanying notes to financial statements.

MSF-10

Metropolitan Series Fund

Russell 2000 Index Portfolio

Schedule of Investments as of December 31, 2013

Common Stocks—(Continued)

Security Description	Shares	Value

Gas Utilities—(Continued)
New Jersey Resources Corp. (b)	21,213	$980,889
Northwest Natural Gas Co. (b)	14,144	605,646
Piedmont Natural Gas Co., Inc.	37,126	1,231,098
South Jersey Industries, Inc.	15,904	889,988
Southwest Gas Corp.	23,934	1,338,150
WGL Holdings, Inc.	26,098	1,045,486

		7,101,662

Health Care Equipment & Supplies—3.3%
Abaxis, Inc. (a) (b)	12,234	489,605
ABIOMED, Inc. (a) (b)	19,803	529,532
Accuray, Inc. (a) (b)	37,218	324,169
Align Technology, Inc. (a)	37,075	2,118,836
Analogic Corp.	6,542	579,359
AngioDynamics, Inc. (a)	13,423	230,741
Anika Therapeutics, Inc. (a)	7,087	270,440
Antares Pharma, Inc. (a) (b)	58,477	261,977
ArthroCare Corp. (a)	14,508	583,802
AtriCure, Inc. (a)	10,769	201,165
Atrion Corp.	874	258,922
Cantel Medical Corp.	16,951	574,808
Cardiovascular Systems, Inc. (a)	12,840	440,284
Cerus Corp. (a) (b)	38,358	247,409
CONMED Corp.	14,206	603,755
CryoLife, Inc.	17,220	190,970
Cyberonics, Inc. (a)	14,671	961,097
Cynosure, Inc. - Class A (a)	9,126	243,482
DexCom, Inc. (a)	35,316	1,250,540
Endologix, Inc. (a)	32,408	565,196
Exactech, Inc. (a)	5,322	126,451
GenMark Diagnostics, Inc. (a) (b)	19,362	257,708
Globus Medical, Inc. - Class A (a)	27,849	561,993
Greatbatch, Inc. (a)	12,931	572,067
Haemonetics Corp. (a) (b)	26,522	1,117,372
HeartWare International, Inc. (a) (b)	8,570	805,237
ICU Medical, Inc. (a)	6,398	407,617
Insulet Corp. (a)	27,643	1,025,555
Integra LifeSciences Holdings Corp. (a)	12,903	615,602
Invacare Corp.	15,930	369,735
Masimo Corp. (a) (b)	25,075	732,942
Meridian Bioscience, Inc. (b)	22,552	598,305
Merit Medical Systems, Inc. (a)	21,638	340,582
Natus Medical, Inc. (a)	16,472	370,620
Navidea Biopharmaceuticals, Inc. (a) (b)	64,614	133,751
Neogen Corp. (a)	17,828	814,740
NuVasive, Inc. (a)	22,552	729,106
NxStage Medical, Inc. (a)	30,508	305,080
OraSure Technologies, Inc. (a) (b)	29,491	185,498
Orthofix International NV (a)	9,598	219,026
Quidel Corp. (a)	13,903	429,464
Rockwell Medical, Inc. (a) (b)	22,438	234,253
Solta Medical, Inc. (a) (b)	40,872	120,572
Spectranetics Corp. (a)	21,548	538,700
Staar Surgical Co. (a) (b)	19,419	314,394
STERIS Corp.	29,805	1,432,130
SurModics, Inc. (a)	9,958	242,876

Health Care Equipment & Supplies—(Continued)
Symmetry Medical, Inc. (a)	21,060	212,285
Tandem Diabetes Care, Inc. (a)	7,345	189,281
TearLab Corp. (a) (b)	13,828	129,154
Thoratec Corp. (a)	28,903	1,057,850
Tornier NV (a)	13,588	255,319
Unilife Corp. (a) (b)	51,606	227,066
Vascular Solutions, Inc. (a)	9,953	230,412
Volcano Corp. (a) (b)	27,732	605,944
West Pharmaceutical Services, Inc.	35,092	1,721,613
Wright Medical Group, Inc. (a)	20,337	624,549
Zeltiq Aesthetics, Inc. (a)	9,779	184,921

		29,965,859

Health Care Providers & Services—2.5%
Acadia Healthcare Co., Inc. (a) (b)	17,958	849,952
Accretive Health, Inc. (a)	30,305	277,594
Air Methods Corp. (a) (b)	20,526	1,197,282
Almost Family, Inc. (a)	4,642	150,076
Amedisys, Inc. (a) (b)	18,591	271,986
AMN Healthcare Services, Inc. (a)	23,983	352,550
Amsurg Corp. (a)	17,529	804,932
Bio-Reference Labs, Inc. (a) (b)	12,716	324,767
BioScrip, Inc. (a)	29,688	219,691
Capital Senior Living Corp. (a)	14,260	342,097
Centene Corp. (a)	27,657	1,630,380
Chemed Corp. (b)	9,094	696,782
Chindex International, Inc. (a)	7,045	122,794
Corvel Corp. (a)	5,450	254,515
Cross Country Healthcare, Inc. (a)	15,246	152,155
Emeritus Corp. (a)	20,542	444,323
Ensign Group, Inc. (The)	11,507	509,415
ExamWorks Group, Inc. (a)	15,818	472,484
Five Star Quality Care, Inc. (a)	25,265	138,705
Gentiva Health Services, Inc. (a)	16,117	200,012
Hanger, Inc. (a)	17,356	682,785
HealthSouth Corp.	44,339	1,477,375
Healthways, Inc. (a) (b)	18,606	285,602
IPC The Hospitalist Co., Inc. (a)	9,377	556,900
Kindred Healthcare, Inc.	29,215	576,704
Landauer, Inc.	5,165	271,731
LHC Group, Inc. (a)	6,847	164,602
Magellan Health Services, Inc. (a)	13,774	825,200
Molina Healthcare, Inc. (a) (b)	14,027	487,438
MWI Veterinary Supply, Inc. (a)	6,571	1,120,947
National Healthcare Corp. (b)	5,246	282,812
Owens & Minor, Inc. (b)	31,521	1,152,408
PharMerica Corp. (a)	17,146	368,639
Providence Service Corp. (The) (a)	4,943	127,134
Select Medical Holdings Corp.	25,554	296,682
Surgical Care Affiliates, Inc. (a) (b)	7,471	260,290
Team Health Holdings, Inc. (a)	34,473	1,570,245
Triple-S Management Corp. - Class B (a)	12,074	234,719
U.S. Physical Therapy, Inc.	6,011	211,948
Universal American Corp.	20,509	149,716
WellCare Health Plans, Inc. (a)	22,057	1,553,254

		22,069,623

See accompanying notes to financial statements.

MSF-11

Metropolitan Series Fund

Russell 2000 Index Portfolio

Schedule of Investments as of December 31, 2013

Common Stocks—(Continued)

Security Description	Shares	Value

Health Care Technology—0.8%
athenahealth, Inc. (a) (b)	18,602	$2,501,969
Computer Programs & Systems, Inc. (b)	5,856	361,959
HealthStream, Inc. (a)	10,052	329,404
HMS Holdings Corp. (a) (b)	44,959	1,021,918
MedAssets, Inc. (a)	31,309	620,858
Medidata Solutions, Inc. (a)	26,770	1,621,459
Omnicell, Inc. (a)	16,926	432,121
Quality Systems, Inc.	20,268	426,844
Vocera Communications, Inc. (a) (b)	11,244	175,519

		7,492,051

Hotels, Restaurants & Leisure—2.7%
AFC Enterprises, Inc. (a)	12,829	493,917
Biglari Holdings, Inc. (a)	726	367,821
BJ’s Restaurants, Inc. (a) (b)	13,550	420,863
Bloomin’ Brands, Inc. (a)	27,840	668,438
Bob Evans Farms, Inc.	14,725	744,938
Boyd Gaming Corp. (a)	35,670	401,644
Bravo Brio Restaurant Group, Inc. (a)	9,979	162,358
Buffalo Wild Wings, Inc. (a) (b)	9,529	1,402,669
Caesars Entertainment Corp. (a) (b)	21,057	453,568
CEC Entertainment, Inc.	9,410	416,675
Cheesecake Factory, Inc. (The) (b)	27,105	1,308,358
Churchill Downs, Inc.	7,015	628,895
Chuy’s Holdings, Inc. (a) (b)	8,272	297,957
ClubCorp Holdings, Inc. (b)	14,120	250,489
Cracker Barrel Old Country Store, Inc.	9,956	1,095,857
Del Frisco’s Restaurant Group, Inc. (a)	5,668	133,595
Denny’s Corp. (a)	47,722	343,121
Diamond Resorts International, Inc. (a)	11,329	209,133
DineEquity, Inc.	9,077	758,383
Fiesta Restaurant Group, Inc. (a)	11,554	603,581
International Speedway Corp. - Class A	15,258	541,506
Interval Leisure Group, Inc. (b)	21,655	669,140
Jack in the Box, Inc. (a)	22,716	1,136,254
Jamba, Inc. (a) (b)	7,943	98,731
Krispy Kreme Doughnuts, Inc. (a) (b)	33,031	637,168
Life Time Fitness, Inc. (a) (b)	22,025	1,035,175
Marcus Corp.	11,702	157,275
Marriott Vacations Worldwide Corp. (a)	14,288	753,835
Morgans Hotel Group Co. (a) (b)	12,602	102,454
Multimedia Games Holding Co., Inc. (a)	15,847	496,962
Noodles & Co. (a) (b)	4,118	147,919
Orient-Express Hotels, Ltd. - Class A (a)	52,036	786,264
Papa John’s International, Inc.	16,360	742,744
Pinnacle Entertainment, Inc. (a)	30,820	801,012
Potbelly Corp. (a) (b)	6,746	163,793
Red Robin Gourmet Burgers, Inc. (a)	7,250	533,165
Ruby Tuesday, Inc. (a)	31,853	220,741
Ruth’s Hospitality Group, Inc.	17,912	254,530
Scientific Games Corp. - Class A (a)	22,727	384,768
Sonic Corp. (a)	27,410	553,408
Speedway Motorsports, Inc.	7,078	140,498
Texas Roadhouse, Inc.	33,641	935,220
Town Sports International Holdings, Inc.	12,656	186,803
Vail Resorts, Inc.	18,297	1,376,483

		24,018,108

Household Durables—1.0%
Beazer Homes USA, Inc. (a) (b)	13,700	334,554
Cavco Industries, Inc. (a)	4,452	305,852
CSS Industries, Inc.	4,201	120,485
Ethan Allen Interiors, Inc. (b)	12,159	369,877
Helen of Troy, Ltd. (a)	16,965	839,937
Hooker Furniture Corp.	6,126	102,182
Hovnanian Enterprises, Inc. - Class A (a) (b)	56,064	371,144
iRobot Corp. (a) (b)	14,746	512,718
KB Home (b)	43,434	793,974
La-Z-Boy, Inc.	26,643	825,933
Libbey, Inc. (a)	10,247	215,187
M/I Homes, Inc. (a)	12,868	327,491
MDC Holdings, Inc. (b)	19,869	640,577
Meritage Homes Corp. (a)	18,168	871,882
NACCO Industries, Inc. - Class A	3,117	193,846
Ryland Group, Inc. (The) (b)	23,149	1,004,898
Standard Pacific Corp. (a) (b)	74,682	675,872
TRI Pointe Homes, Inc. (a) (b)	9,540	190,132
Universal Electronics, Inc. (a)	7,461	284,339
William Lyon Homes - Class A (a) (b)	6,939	153,629

		9,134,509

Household Products—0.2%
Central Garden and Pet Co. - Class A (a)	23,384	157,842
Harbinger Group, Inc. (a) (b)	17,723	210,017
Orchids Paper Products Co. (b)	3,201	105,121
Spectrum Brands Holdings, Inc.	11,034	778,449
WD-40 Co.	7,863	587,209

		1,838,638

Independent Power Producers & Energy Traders—0.2%
Atlantic Power Corp. (b)	65,639	228,424
Dynegy, Inc. (a) (b)	50,774	1,092,656
Ormat Technologies, Inc.	9,298	252,999
Pattern Energy Group, Inc.	11,445	346,898

		1,920,977

Industrial Conglomerates—0.1%
Raven Industries, Inc.	18,658	767,590

Insurance—2.3%
Ambac Financial Group, Inc. (a)	25,469	625,519
American Equity Investment Life Holding Co. (b)	34,776	917,391
AMERISAFE, Inc.	9,298	392,747
Amtrust Financial Services, Inc. (b)	15,535	507,839
Argo Group International Holdings, Ltd.	13,774	640,353
Baldwin & Lyons, Inc. - Class B	4,133	112,914
Citizens, Inc. (a) (b)	22,172	194,005
CNO Financial Group, Inc.	111,424	1,971,091
Crawford & Co. - Class B (b)	14,358	132,668
eHealth, Inc. (a)	9,723	452,022
Employers Holdings, Inc.	16,380	518,427
Enstar Group, Ltd. (a)	4,820	669,546
FBL Financial Group, Inc. - Class A	4,790	214,544
First American Financial Corp. (b)	55,676	1,570,063

See accompanying notes to financial statements.

MSF-12

Metropolitan Series Fund

Russell 2000 Index Portfolio

Schedule of Investments as of December 31, 2013

Common Stocks—(Continued)

Security Description	Shares	Value

Insurance—(Continued)
Global Indemnity plc (a)	3,228	$81,668
Greenlight Capital Re, Ltd. - Class A (a)	15,207	512,628
HCI Group, Inc. (b)	5,174	276,809
Hilltop Holdings, Inc. (a)	31,522	729,104
Horace Mann Educators Corp.	21,022	663,034
Infinity Property & Casualty Corp.	5,597	401,585
Kansas City Life Insurance Co.	2,190	104,551
Maiden Holdings, Ltd.	26,833	293,285
Meadowbrook Insurance Group, Inc. (b)	26,803	186,549
Montpelier Re Holdings, Ltd.	23,800	692,580
National Western Life Insurance Co. - Class A	1,212	270,943
Navigators Group, Inc. (The) (a)	5,301	334,811
OneBeacon Insurance Group, Ltd. - Class A	11,496	181,867
Phoenix Cos., Inc. (The) (a) (b)	3,332	204,585
Platinum Underwriters Holdings, Ltd.	14,296	876,059
Primerica, Inc.	28,650	1,229,371
RLI Corp. (b)	10,795	1,051,217
Safety Insurance Group, Inc.	6,815	383,684
Selective Insurance Group, Inc.	28,514	771,589
State Auto Financial Corp.	7,940	168,646
Stewart Information Services Corp. (b)	11,286	364,199
Symetra Financial Corp.	41,392	784,792
Third Point Reinsurance, Ltd. (a)	15,817	293,089
United Fire Group, Inc.	9,732	278,919
Universal Insurance Holdings, Inc.	16,046	232,346

		20,287,039

Internet & Catalog Retail—0.4%
Blue Nile, Inc. (a) (b)	6,605	311,029
FTD Cos., Inc. (a) (b)	9,600	312,768
HSN, Inc.	16,833	1,048,696
Nutrisystem, Inc.	14,262	234,467
Overstock.com, Inc. (a) (b)	6,499	200,104
PetMed Express, Inc. (b)	11,281	187,603
RetailMeNot, Inc. (a) (b)	5,972	171,934
Shutterfly, Inc. (a) (b)	19,128	974,189
Valuevision Media, Inc. - Class A (a)	21,040	147,070

		3,587,860

Internet Software & Services—2.9%
Angie’s List, Inc. (a) (b)	21,237	321,741
Bankrate, Inc. (a) (b)	24,648	442,185
Bazaarvoice, Inc. (a) (b)	25,119	198,942
Benefitfocus, Inc. (a) (b)	3,685	212,772
Blucora, Inc. (a) (b)	20,338	593,056
Brightcove, Inc. (a)	15,258	215,748
ChannelAdvisor Corp. (a) (b)	3,321	138,519
comScore, Inc. (a)	18,978	542,961
Constant Contact, Inc. (a)	15,503	481,678
Cornerstone OnDemand, Inc. (a)	20,352	1,085,576
CoStar Group, Inc. (a)	14,394	2,656,845
Cvent, Inc. (a) (b)	4,510	164,119
Dealertrack Technologies, Inc. (a)	23,486	1,129,207
Demand Media, Inc. (a) (b)	16,365	94,426
Demandware, Inc. (a)	9,515	610,102

Internet Software & Services—(Continued)
Dice Holdings, Inc. (a) (b)	16,579	120,198
Digital River, Inc. (a)	21,084	390,054
E2open, Inc. (a) (b)	7,997	191,208
EarthLink, Inc.	52,967	268,543
Endurance International Group Holdings, Inc. (a)	15,481	219,521
Envestnet, Inc. (a)	11,705	471,711
Global Eagle Entertainment, Inc. (a)	15,863	235,883
Gogo, Inc. (a) (b)	7,988	198,182
Internap Network Services Corp. (a)	29,790	224,021
IntraLinks Holdings, Inc. (a)	25,608	310,113
j2 Global, Inc. (b)	23,025	1,151,480
Liquidity Services, Inc. (a) (b)	12,493	283,091
LivePerson, Inc. (a) (b)	29,330	434,671
LogMeIn, Inc. (a) (b)	11,813	396,326
Marchex, Inc. - Class B	12,899	111,576
Marketo, Inc. (a)	3,380	125,297
Millennial Media, Inc. (a) (b)	18,853	137,061
Monster Worldwide, Inc. (a)	59,471	424,028
Move, Inc. (a)	21,815	348,822
NIC, Inc.	33,146	824,341
OpenTable, Inc. (a) (b)	11,648	924,502
Perficient, Inc. (a)	17,369	406,782
QuinStreet, Inc. (a) (b)	18,139	157,628
Responsys, Inc. (a)	19,337	530,027
Rocket Fuel, Inc. (a) (b)	3,561	218,966
SciQuest, Inc. (a)	11,789	335,751
Shutterstock, Inc. (a) (b)	3,831	320,387
SPS Commerce, Inc. (a)	7,681	501,569
Stamps.com, Inc. (a)	6,857	288,680
support.com, Inc. (a)	27,508	104,255
Textura Corp. (a) (b)	3,733	111,766
Trulia, Inc. (a) (b)	14,268	503,232
United Online, Inc. (b)	6,857	94,352
ValueClick, Inc. (a) (b)	34,204	799,347
VistaPrint NV (a) (b)	16,340	928,929
Vocus, Inc. (a) (b)	10,713	122,021
Web.com Group, Inc. (a)	21,320	677,763
WebMD Health Corp. (a) (b)	16,653	657,793
Wix.com, Ltd. (a)	6,469	173,693
XO Group, Inc. (a)	17,057	253,467
Xoom Corp. (a)	4,089	111,916
Yelp, Inc. (a)	16,571	1,142,570
Zillow, Inc. - Class A (a) (b)	11,762	961,308
Zix Corp. (a) (b)	33,654	153,462

		26,234,170

IT Services—2.1%
Acxiom Corp. (a)	37,591	1,390,115
Blackhawk Network Holdings, Inc. (a) (b)	8,423	212,765
CACI International, Inc. - Class A (a) (b) (c)	11,906	871,757
Cardtronics, Inc. (a)	23,495	1,020,858
Cass Information Systems, Inc. (b)	5,928	399,251
CIBER, Inc. (a)	40,594	168,059
Computer Task Group, Inc. (b)	8,399	158,741
Convergys Corp. (b)	52,369	1,102,367

See accompanying notes to financial statements.

MSF-13

Metropolitan Series Fund

Russell 2000 Index Portfolio

Schedule of Investments as of December 31, 2013

Common Stocks—(Continued)

Security Description	Shares	Value

IT Services—(Continued)
CSG Systems International, Inc.	18,310	$538,314
EPAM Systems, Inc. (a)	11,290	394,473
Euronet Worldwide, Inc. (a)	25,270	1,209,170
EVERTEC, Inc.	17,332	427,407
ExlService Holdings, Inc. (a)	16,429	453,769
Forrester Research, Inc.	5,782	221,219
Global Cash Access Holdings, Inc. (a)	35,379	353,436
Heartland Payment Systems, Inc. (b)	18,289	911,524
Higher One Holdings, Inc. (a)	15,855	154,745
iGATE Corp. (a)	17,995	722,679
Lionbridge Technologies, Inc. (a)	32,857	195,828
ManTech International Corp. - Class A (b)	12,440	372,329
MAXIMUS, Inc.	34,354	1,511,233
ModusLink Global Solutions, Inc. (a)	21,159	121,241
MoneyGram International, Inc. (a)	11,813	245,474
PRGX Global, Inc. (a)	15,346	103,125
Sapient Corp. (a)	55,778	968,306
ServiceSource International, Inc. (a) (b)	30,987	259,671
Sykes Enterprises, Inc. (a)	20,461	446,254
Syntel, Inc. (a)	7,981	725,872
TeleTech Holdings, Inc. (a)	10,669	255,416
Unisys Corp. (a) (b)	22,919	769,391
Virtusa Corp. (a) (b)	10,720	408,325
WEX, Inc. (a)	19,452	1,926,332

		19,019,446

Leisure Equipment & Products—0.5%
Arctic Cat, Inc.	6,783	386,495
Black Diamond, Inc. (a) (b)	10,974	146,283
Brunswick Corp.	45,794	2,109,272
Callaway Golf Co.	35,357	298,060
LeapFrog Enterprises, Inc. (a) (b)	32,500	258,050
Nautilus, Inc. (a) (b)	16,328	137,645
Smith & Wesson Holding Corp. (a) (b)	32,012	431,842
Sturm Ruger & Co., Inc. (b)	10,261	749,976

		4,517,623

Life Sciences Tools & Services—0.4%
Affymetrix, Inc. (a) (b) (c)	41,239	353,418
Albany Molecular Research, Inc. (a) (b)	12,484	125,839
Cambrex Corp. (a)	15,180	270,659
Fluidigm Corp. (a) (b)	15,271	585,185
Furiex Pharmaceuticals, Inc. (a) (b)	3,553	149,261
Luminex Corp. (a) (b)	18,464	358,202
Pacific Biosciences of California, Inc. (a) (b)	27,011	141,268
PAREXEL International Corp. (a)	28,945	1,307,735
Sequenom, Inc. (a) (b)	62,512	146,278

		3,437,845

Machinery—3.1%
Actuant Corp. - Class A	38,530	1,411,739
Alamo Group, Inc.	3,532	214,357
Albany International Corp. - Class A	14,147	508,302
Altra Industrial Motion Corp.	14,458	494,753
American Railcar Industries, Inc.	5,478	250,619
Astec Industries, Inc.	10,141	391,747

Machinery—(Continued)
Barnes Group, Inc. (b)	27,049	1,036,247
Blount International, Inc. (a)	25,829	373,746
Briggs & Stratton Corp. (b)	25,255	549,549
Chart Industries, Inc. (a) (b)	15,307	1,463,961
CIRCOR International, Inc.	8,835	713,691
CLARCOR, Inc.	24,718	1,590,603
Columbus McKinnon Corp. (a)	10,074	273,408
Douglas Dynamics, Inc. (b)	9,877	166,131
Dynamic Materials Corp. (b)	7,259	157,811
Energy Recovery, Inc. (a) (b)	23,492	130,616
EnPro Industries, Inc. (a) (b)	10,617	612,070
ESCO Technologies, Inc.	13,728	470,321
ExOne Co. (The) (a) (b)	3,282	198,430
Federal Signal Corp. (a)	31,915	467,555
Flow International Corp. (a)	25,785	104,171
FreightCar America, Inc. (b)	7,047	187,591
Gerber Scientific, Inc. (a) (b) (d)	14,024	0
Gorman-Rupp Co. (The) (b)	10,331	345,374
Graham Corp.	5,399	195,930
Greenbrier Cos., Inc. (a) (b)	12,392	406,953
Hyster-Yale Materials Handling, Inc.	5,945	553,836
John Bean Technologies Corp.	15,202	445,875
Kadant, Inc.	5,766	233,638
LB Foster Co. - Class A	5,476	258,960
Lindsay Corp. (b)	6,769	560,135
Lydall, Inc. (a)	9,530	167,919
Manitex International, Inc. (a) (b)	7,446	118,242
Meritor, Inc. (a)	50,463	526,329
Middleby Corp. (The) (a)	9,686	2,324,349
Miller Industries, Inc.	6,185	115,227
Mueller Industries, Inc.	14,168	892,726
Mueller Water Products, Inc. - Class A	80,834	757,415
NN, Inc.	9,533	192,471
Proto Labs, Inc. (a) (b)	8,580	610,724
RBC Bearings, Inc. (a)	11,531	815,818
Rexnord Corp. (a) (b)	16,151	436,239
Standex International Corp.	6,755	424,754
Sun Hydraulics Corp.	10,558	431,083
Tennant Co.	10,165	689,289
Titan International, Inc. (b)	27,896	501,570
Trimas Corp. (a)	22,514	898,083
Twin Disc, Inc. (b)	4,666	120,803
Wabash National Corp. (a) (b)	36,570	451,640
Watts Water Technologies, Inc. - Class A	14,669	907,571
Woodward, Inc.	35,858	1,635,483

		27,785,854

Marine—0.1%
Matson, Inc.	21,468	560,529

Media—1.3%
Carmike Cinemas, Inc. (a)	12,031	334,943
Central European Media Enterprises, Ltd. - Class A (a) (b)	40,373	155,032
Cumulus Media, Inc. - Class A (a)	45,781	353,887
Digital Generation, Inc. (a) (b)	13,356	170,289
Entercom Communications Corp. - Class A (a) (b)	14,538	152,794

See accompanying notes to financial statements.

MSF-14

Metropolitan Series Fund

Russell 2000 Index Portfolio

Schedule of Investments as of December 31, 2013

Common Stocks—(Continued)

Security Description	Shares	Value

Media—(Continued)
Entravision Communications Corp. - Class A	29,645	$180,538
EW Scripps Co. - Class A (a)	16,943	368,002
Gray Television, Inc. (a) (b)	26,074	387,981
Harte-Hanks, Inc.	19,287	150,824
Journal Communications, Inc. - Class A (a)	24,659	229,575
Live Nation Entertainment, Inc. (a)	70,048	1,384,149
Loral Space & Communications, Inc. (a)	6,669	540,056
McClatchy Co. (The) - Class A (a)	34,610	117,674
MDC Partners, Inc. - Class A	19,484	497,024
Media General, Inc. (a) (b)	10,457	236,328
Meredith Corp.	18,123	938,771
National CineMedia, Inc.	31,052	619,798
New York Times Co. (The) - Class A (b)	63,935	1,014,649
Nexstar Broadcasting Group, Inc. - Class A	14,830	826,476
Rentrak Corp. (a) (b)	5,237	198,430
Saga Communications, Inc. - Class A	2,853	143,506
Scholastic Corp. (b)	14,077	478,759
SFX Entertainment, Inc. (a) (b)	15,739	188,868
Sinclair Broadcast Group, Inc. - Class A (b)	34,322	1,226,325
Valassis Communications, Inc. (b)	20,868	714,729
World Wrestling Entertainment, Inc. - Class A	13,534	224,394

		11,833,801

Metals & Mining—1.3%
AK Steel Holding Corp. (a) (b)	70,804	580,593
Allied Nevada Gold Corp. (a) (b)	53,266	189,094
A.M. Castle & Co. (a) (b)	9,250	136,623
AMCOL International Corp. (b)	14,133	480,239
Century Aluminum Co. (a) (b)	26,722	279,512
Coeur Mining, Inc. (a)	52,874	573,683
Commercial Metals Co.	58,786	1,195,119
Globe Specialty Metals, Inc.	33,146	596,960
Haynes International, Inc.	6,653	367,512
Hecla Mining Co. (b)	169,619	522,427
Horsehead Holding Corp. (a) (b)	24,392	395,394
Kaiser Aluminum Corp. (b)	9,689	680,555
Materion Corp.	10,677	329,385
Molycorp, Inc. (a) (b)	77,274	434,280
Olympic Steel, Inc.	4,963	143,828
RTI International Metals, Inc. (a)	16,034	548,523
Schnitzer Steel Industries, Inc. - Class A (b)	13,529	441,992
Stillwater Mining Co. (a)	61,243	755,739
SunCoke Energy, Inc. (a)	35,308	805,376
U.S. Silica Holdings, Inc.	11,101	378,655
Universal Stainless & Alloy Products, Inc. (a)	4,303	155,166
Walter Energy, Inc. (b)	32,001	532,177
Worthington Industries, Inc.	26,842	1,129,511

		11,652,343

Multi-Utilities—0.3%
Avista Corp. (b)	30,460	858,667
Black Hills Corp.	22,534	1,183,260
NorthWestern Corp.	19,221	832,654

		2,874,581

Multiline Retail—0.1%
Bon-Ton Stores, Inc. (The)	7,498	122,067
Burlington Stores, Inc. (a)	9,791	313,312
Fred’s, Inc. - Class A	17,147	317,563
Tuesday Morning Corp. (a) (b)	24,016	383,295

		1,136,237

Oil, Gas & Consumable Fuels—3.4%
Abraxas Petroleum Corp. (a)	45,519	149,302
Alon USA Energy, Inc.	12,159	201,110
Alpha Natural Resources, Inc. (a) (b)	111,628	797,024
Approach Resources, Inc. (a) (b)	17,593	339,369
Arch Coal, Inc.	109,183	485,864
Athlon Energy, Inc. (a)	10,483	317,111
Bill Barrett Corp. (a) (b)	24,966	668,590
Bonanza Creek Energy, Inc. (a)	14,894	647,442
BPZ Resources, Inc. (a) (b)	63,498	115,566
Callon Petroleum Co. (a)	21,984	143,556
Carrizo Oil & Gas, Inc. (a)	23,060	1,032,396
Clayton Williams Energy, Inc. (a)	3,222	264,043
Clean Energy Fuels Corp. (a) (b)	35,238	453,865
Cloud Peak Energy, Inc. (a)	31,583	568,494
Comstock Resources, Inc. (b)	24,676	451,324
Contango Oil & Gas Co. (a)	7,670	362,484
Crosstex Energy, Inc.	24,128	872,469
Delek U.S. Holdings, Inc.	18,779	646,185
Diamondback Energy, Inc. (a)	9,479	501,060
Emerald Oil, Inc. (a) (b)	29,558	226,414
Endeavour International Corp. (a) (b)	27,855	146,239
Energy XXI Bermuda, Ltd. (b)	40,250	1,089,165
EPL Oil & Gas, Inc. (a)	15,648	445,968
Equal Energy, Ltd.	19,151	102,266
Evolution Petroleum Corp.	9,398	115,971
EXCO Resources, Inc. (b)	68,713	364,866
Forest Oil Corp. (a)	62,998	227,423
Frontline, Ltd. (a)	28,049	104,903
FX Energy, Inc. (a) (b)	29,231	106,985
GasLog, Ltd.	14,308	244,524
Gastar Exploration, Ltd. (a) (b)	33,900	234,588
Goodrich Petroleum Corp. (a) (b)	16,155	274,958
Green Plains Renewable Energy, Inc. (b)	14,691	284,859
Halcon Resources Corp. (a) (b)	117,798	454,700
Knightsbridge Tankers, Ltd.	13,531	124,350
Kodiak Oil & Gas Corp. (a)	134,228	1,504,696
Magnum Hunter Resources Corp. (a) (b)	87,944	642,871
Matador Resources Co. (a)	29,440	548,762
Midstates Petroleum Co., Inc. (a) (b)	18,106	119,862
Miller Energy Resources, Inc. (a) (b)	16,902	118,990
Nordic American Tankers, Ltd. (b)	38,792	376,282
Northern Oil and Gas, Inc. (a) (b)	32,713	492,985
Panhandle Oil and Gas, Inc. - Class A (b)	3,108	103,838
PDC Energy, Inc. (a)	17,964	956,044
Penn Virginia Corp. (a)	25,144	237,108
PetroQuest Energy, Inc. (a)	28,823	124,515
Quicksilver Resources, Inc. (a) (b)	69,322	212,819
Renewable Energy Group, Inc. (a)	11,111	127,332
Rentech, Inc. (a) (b)	117,208	205,114

See accompanying notes to financial statements.

MSF-15

Metropolitan Series Fund

Russell 2000 Index Portfolio

Schedule of Investments as of December 31, 2013

Common Stocks—(Continued)

Security Description	Shares	Value

Oil, Gas & Consumable Fuels—(Continued)
Resolute Energy Corp. (a) (b)	32,333	$291,967
REX American Resources Corp. (a)	2,900	129,659
Rex Energy Corp. (a)	22,443	442,352
Rosetta Resources, Inc. (a)	30,879	1,483,427
Sanchez Energy Corp. (a) (b)	19,248	471,769
Scorpio Tankers, Inc.	92,909	1,095,397
SemGroup Corp. - Class A	21,575	1,407,337
Ship Finance International, Ltd. (b)	28,428	465,651
Solazyme, Inc. (a) (b)	24,576	267,633
Stone Energy Corp. (a)	25,118	868,832
Swift Energy Co. (a) (b)	22,073	297,986
Synergy Resources Corp. (a)	23,066	213,591
Targa Resources Corp.	16,514	1,456,039
Teekay Tankers, Ltd. - Class A	33,608	132,079
Triangle Petroleum Corp. (a) (b)	35,098	292,015
Vaalco Energy, Inc. (a)	28,122	193,761
W&T Offshore, Inc. (b)	18,499	295,984
Warren Resources, Inc. (a)	41,839	131,374
Western Refining, Inc. (b)	28,188	1,195,453

		30,468,957

Paper & Forest Products—0.7%
Boise Cascade Co. (a)	6,669	196,602
Clearwater Paper Corp. (a)	11,093	582,382
Deltic Timber Corp.	6,001	407,708
KapStone Paper and Packaging Corp. (a)	21,154	1,181,662
Louisiana-Pacific Corp. (a)	69,384	1,284,298
Neenah Paper, Inc.	7,745	331,254
PH Glatfelter Co.	21,278	588,124
Resolute Forest Products, Inc. (a)	33,917	543,350
Schweitzer-Mauduit International, Inc.	15,980	822,491
Wausau Paper Corp.	23,588	299,096

		6,236,967

Personal Products—0.2%
Elizabeth Arden, Inc. (a) (b)	13,201	467,975
Inter Parfums, Inc.	8,191	293,320
Medifast, Inc. (a) (b)	7,275	190,096
Nature’s Sunshine Products, Inc.	5,787	100,231
Nutraceutical International Corp. (a)	5,375	143,943
Revlon, Inc. - Class A (a) (b)	6,172	154,053
Star Scientific, Inc. (a) (b)	87,814	101,864
USANA Health Sciences, Inc. (a) (b)	2,893	218,653

		1,670,135

Pharmaceuticals—1.6%
AcelRx Pharmaceuticals, Inc. (a) (b)	13,182	149,088
Akorn, Inc. (a) (b)	32,384	797,618
Ampio Pharmaceuticals, Inc. (a) (b)	15,630	111,442
Auxilium Pharmaceuticals, Inc. (a) (b)	24,788	514,103
AVANIR Pharmaceuticals, Inc. - Class A (a) (b)	74,656	250,844
Cadence Pharmaceuticals, Inc. (a)	28,947	261,970
Cempra, Inc. (a) (b)	11,324	140,304
Depomed, Inc. (a) (b)	31,001	327,991
Endocyte, Inc. (a) (b)	16,647	177,956

Pharmaceuticals—(Continued)
Hi-Tech Pharmacal Co., Inc. (a)	6,764	293,490
Horizon Pharma, Inc. (a) (b)	29,283	223,137
Impax Laboratories, Inc. (a)	33,899	852,221
Lannett Co., Inc. (a)	9,646	319,283
Medicines Co. (The) (a)	32,038	1,237,308
Nektar Therapeutics (a) (b)	61,506	698,093
Omeros Corp. (a) (b)	16,069	181,419
Pacira Pharmaceuticals, Inc. (a)	14,109	811,126
Pozen, Inc. (a)	15,222	122,385
Prestige Brands Holdings, Inc. (a)	26,054	932,733
Questcor Pharmaceuticals, Inc. (b)	26,072	1,419,620
Repros Therapeutics, Inc. (a) (b)	12,184	222,967
Sagent Pharmaceuticals, Inc. (a) (b)	12,853	326,209
Santarus, Inc. (a)	31,053	992,454
Sciclone Pharmaceuticals, Inc. (a)	31,065	156,568
TherapeuticsMD, Inc. (a)	55,042	286,769
ViroPharma, Inc. (a)	32,748	1,632,488
Vivus, Inc. (a) (b)	52,768	479,133
XenoPort, Inc. (a) (b)	20,130	115,748
Zogenix, Inc. (a) (b)	41,508	142,788

		14,177,255

Professional Services—1.3%
Acacia Research Corp. (b)	26,332	382,867
Advisory Board Co. (The) (a)	18,149	1,155,547
Barrett Business Services, Inc.	3,901	361,779
CBIZ, Inc. (a) (b)	20,130	183,586
CDI Corp.	7,746	143,533
Corporate Executive Board Co. (The)	17,121	1,325,679
CRA International, Inc. (a)	6,362	125,968
Exponent, Inc.	6,721	520,474
Franklin Covey Co. (a)	5,203	103,436
FTI Consulting, Inc. (a)	21,757	895,083
GP Strategies Corp. (a)	8,646	257,564
Heidrick & Struggles International, Inc.	9,634	194,029
Huron Consulting Group, Inc. (a)	11,680	732,570
ICF International, Inc. (a)	10,002	347,169
Insperity, Inc.	12,162	439,413
Kelly Services, Inc. - Class A	14,944	372,703
Kforce, Inc.	12,290	251,453
Korn/Ferry International (a)	24,691	644,929
Mistras Group, Inc. (a)	8,222	171,675
Navigant Consulting, Inc. (a)	27,414	526,349
On Assignment, Inc. (a)	22,889	799,284
Pendrell Corp. (a)	84,143	169,127
Resources Connection, Inc.	20,687	296,445
RPX Corp. (a)	16,455	278,089
TrueBlue, Inc. (a)	19,573	504,592
VSE Corp.	2,185	104,902
WageWorks, Inc. (a)	12,583	747,934

		12,036,179

Real Estate Investment Trusts—6.8%
Acadia Realty Trust	27,899	692,732
AG Mortgage Investment Trust, Inc. (b)	14,345	224,356
Agree Realty Corp.	6,955	201,834

See accompanying notes to financial statements.

MSF-16

Metropolitan Series Fund

Russell 2000 Index Portfolio

Schedule of Investments as of December 31, 2013

Common Stocks—(Continued)

Security Description	Shares	Value

Real Estate Investment Trusts—(Continued)
Alexander’s, Inc.	1,140	$376,200
American Assets Trust, Inc.	17,413	547,291
American Capital Mortgage Investment Corp.	30,954	540,457
American Realty Capital Properties, Inc. (b)	77,373	995,017
American Residential Properties, Inc. (a)	9,701	166,469
AmREIT, Inc. (b)	8,595	144,396
Anworth Mortgage Asset Corp.	71,422	300,687
Apollo Commercial Real Estate Finance, Inc.	22,194	360,653
Apollo Residential Mortgage, Inc. (b)	16,439	242,968
Ares Commercial Real Estate Corp.	11,438	149,838
ARMOUR Residential REIT, Inc. (b)	189,819	761,174
Ashford Hospitality Prime, Inc.	6,326	115,133
Ashford Hospitality Trust, Inc.	31,632	261,913
Associated Estates Realty Corp.	29,461	472,849
Aviv REIT, Inc.	6,229	147,627
Campus Crest Communities, Inc. (b)	33,908	319,074
Capstead Mortgage Corp. (b)	53,174	642,342
Cedar Realty Trust, Inc.	37,954	237,592
Chambers Street Properties (b)	118,956	910,013
Chatham Lodging Trust	16,329	333,928
Chesapeake Lodging Trust	25,632	648,233
Colony Financial, Inc. (b)	39,170	794,759
Coresite Realty Corp. (b)	10,812	348,038
Cousins Properties, Inc.	85,111	876,643
CubeSmart	67,626	1,077,958
CyrusOne, Inc.	11,074	247,282
CYS Investments, Inc. (b)	92,035	681,979
DCT Industrial Trust, Inc.	142,805	1,018,200
DiamondRock Hospitality Co.	99,299	1,146,904
DuPont Fabros Technology, Inc. (b)	32,563	804,632
Dynex Capital, Inc. (b)	28,987	231,896
EastGroup Properties, Inc. (b)	15,137	876,886
Education Realty Trust, Inc.	59,817	527,586
Empire State Realty Trust, Inc. - Class A	45,644	698,353
EPR Properties	26,203	1,288,140
Equity One, Inc.	30,429	682,827
Excel Trust, Inc.	23,675	269,658
FelCor Lodging Trust, Inc. (a) (b)	63,841	520,943
First Industrial Realty Trust, Inc.	55,940	976,153
First Potomac Realty Trust	30,465	354,308
Franklin Street Properties Corp.	45,751	546,724
GEO Group, Inc. (The)	36,840	1,186,985
Getty Realty Corp.	13,375	245,699
Gladstone Commercial Corp. (b)	10,038	180,383
Glimcher Realty Trust	73,142	684,609
Government Properties Income Trust (b)	27,626	686,506
Gramercy Property Trust, Inc. (a) (b)	26,297	151,208
Hannon Armstrong Sustainable Infrastructure Capital, Inc. (b)	8,347	116,524
Healthcare Realty Trust, Inc.	48,466	1,032,811
Hersha Hospitality Trust	102,691	571,989
Highwoods Properties, Inc. (b)	45,234	1,636,114
Hudson Pacific Properties, Inc.	22,736	497,236
Inland Real Estate Corp.	40,919	430,468
Invesco Mortgage Capital, Inc.	69,617	1,021,978
Investors Real Estate Trust	51,434	441,304

Real Estate Investment Trusts—(Continued)
iStar Financial, Inc. (a) (b)	42,568	607,445
Kite Realty Group Trust	67,776	445,288
LaSalle Hotel Properties	52,656	1,624,964
Lexington Realty Trust (b)	91,347	932,653
LTC Properties, Inc.	18,082	639,922
Medical Properties Trust, Inc.	81,685	998,191
Monmouth Real Estate Investment Corp. - Class A	21,915	199,207
National Health Investors, Inc.	14,922	837,124
New Residential Investment Corp.	128,973	861,540
New York Mortgage Trust, Inc. (b)	34,441	240,743
NorthStar Realty Finance Corp. (b)	147,073	1,978,132
One Liberty Properties, Inc.	6,290	126,618
Parkway Properties, Inc.	28,720	554,006
Pebblebrook Hotel Trust	31,889	980,906
Pennsylvania Real Estate Investment Trust	35,457	672,974
PennyMac Mortgage Investment Trust	35,722	820,177
Physicians Realty Trust	11,109	141,529
Potlatch Corp.	20,535	857,131
PS Business Parks, Inc.	9,958	760,990
QTS Realty Trust, Inc. - Class A (b)	10,025	248,420
RAIT Financial Trust (b)	37,240	334,043
Ramco-Gershenson Properties Trust	34,345	540,590
Redwood Trust, Inc. (b)	42,013	813,792
Resource Capital Corp. (b)	65,666	389,399
Retail Opportunity Investments Corp. (b)	34,893	513,625
Rexford Industrial Realty, Inc.	11,822	156,050
RLJ Lodging Trust	63,634	1,547,579
Rouse Properties, Inc. (b)	12,233	271,450
Ryman Hospitality Properties (b)	22,239	929,145
Sabra Health Care REIT, Inc. (b)	19,024	497,287
Saul Centers, Inc.	4,164	198,748
Select Income REIT	11,322	302,750
Silver Bay Realty Trust Corp. (b)	8,199	131,102
Sovran Self Storage, Inc.	16,549	1,078,498
STAG Industrial, Inc.	21,343	435,184
Strategic Hotels & Resorts, Inc. (a)	95,154	899,205
Summit Hotel Properties, Inc.	40,984	368,856
Sun Communities, Inc.	18,181	775,238
Sunstone Hotel Investors, Inc.	93,140	1,248,076
Terreno Realty Corp.	13,034	230,702
Universal Health Realty Income Trust	6,109	244,727
Urstadt Biddle Properties, Inc. - Class A	13,207	243,669
Washington Real Estate Investment Trust (b)	33,712	787,512
Western Asset Mortgage Capital Corp. (b)	10,783	160,451
Whitestone REIT	9,141	122,215
Winthrop Realty Trust	15,621	172,612

		60,566,924

Real Estate Management & Development—0.4%
Alexander & Baldwin, Inc.	21,692	905,207
Altisource Residential Corp. (b)	21,688	653,026
Consolidated-Tomoka Land Co.	2,461	89,310
Forestar Group, Inc. (a)	17,933	381,435
Kennedy-Wilson Holdings, Inc. (b)	28,809	641,000
RE/MAX Holdings, Inc. - Class A (a)	7,926	254,187

See accompanying notes to financial statements.

MSF-17

Metropolitan Series Fund

Russell 2000 Index Portfolio

Schedule of Investments as of December 31, 2013

Common Stocks—(Continued)

Security Description	Shares	Value

Real Estate Management & Development—(Continued)
Tejon Ranch Co. (a)	7,566	$278,126

		3,202,291

Road & Rail—0.5%
Arkansas Best Corp.	13,889	467,781
Celadon Group, Inc.	9,437	183,833
Heartland Express, Inc. (b)	23,452	460,128
Knight Transportation, Inc. (b)	29,563	542,185
Marten Transport, Ltd.	13,224	266,993
Patriot Transportation Holding, Inc. (a)	3,479	144,413
Quality Distribution, Inc. (a)	11,883	152,459
Roadrunner Transportation Systems, Inc. (a)	9,507	256,214
Saia, Inc. (a)	11,835	379,312
Swift Transportation Co. (a) (b)	41,048	911,676
Werner Enterprises, Inc. (b)	23,073	570,595

		4,335,589

Semiconductors & Semiconductor Equipment—3.2%
Advanced Energy Industries, Inc. (a)	20,778	474,985
Ambarella, Inc. (a) (b)	9,901	335,941
Amkor Technology, Inc. (a) (b)	37,843	231,978
Applied Micro Circuits Corp. (a) (b)	37,494	501,670
ATMI, Inc. (a)	16,612	501,849
Axcelis Technologies, Inc. (a)	59,771	145,841
Brooks Automation, Inc.	36,289	380,672
Cabot Microelectronics Corp. (a)	12,507	571,570
Cavium, Inc. (a) (b)	26,390	910,719
Ceva, Inc. (a) (b)	13,754	209,336
Cirrus Logic, Inc. (a) (b)	34,893	712,864
Cohu, Inc.	11,848	124,404
Cypress Semiconductor Corp. (a) (b)	74,272	779,856
Diodes, Inc. (a)	18,315	431,501
DSP Group, Inc. (a)	11,372	110,422
Entegris, Inc. (a)	70,530	818,148
Entropic Communications, Inc. (a) (b)	44,392	209,086
Exar Corp. (a) (c)	20,123	237,250
FormFactor, Inc. (a) (c)	27,182	163,636
GT Advanced Technologies, Inc. (a) (b)	68,436	596,762
Hittite Microwave Corp. (a)	16,228	1,001,754
Inphi Corp. (a)	13,845	178,601
Integrated Device Technology, Inc. (a)	67,574	688,579
Integrated Silicon Solution, Inc. (a)	14,137	170,916
International Rectifier Corp. (a)	35,512	925,798
Intersil Corp. - Class A	65,241	748,314
IXYS Corp.	13,771	178,610
Kopin Corp. (a) (b)	34,528	145,708
Lattice Semiconductor Corp. (a)	61,578	339,295
LTX-Credence Corp. (a)	26,473	211,519
MaxLinear, Inc. - Class A (a)	12,849	134,015
Micrel, Inc.	25,489	251,576
Microsemi Corp. (a)	47,110	1,175,395
MKS Instruments, Inc.	27,174	813,590
Monolithic Power Systems, Inc. (a)	18,772	650,638
MoSys, Inc. (a) (b)	20,074	110,808
Nanometrics, Inc. (a)	12,771	243,288
NVE Corp. (a) (b)	2,605	151,819

Semiconductors & Semiconductor Equipment—(Continued)
OmniVision Technologies, Inc. (a) (b)	26,397	454,028
PDF Solutions, Inc. (a) (b)	13,439	344,307
Peregrine Semiconductor Corp. (a) (b)	14,176	105,044
Pericom Semiconductor Corp. (a)	13,974	123,810
Photronics, Inc. (a) (b)	30,362	274,169
PLX Technology, Inc. (a)	23,066	151,774
PMC - Sierra, Inc. (a)	103,361	664,611
Power Integrations, Inc.	14,941	834,007
Rambus, Inc. (a) (b)	59,232	560,927
RF Micro Devices, Inc. (a)	144,045	743,272
Rudolph Technologies, Inc. (a)	18,288	214,701
Semtech Corp. (a)	34,355	868,494
Silicon Image, Inc. (a)	41,704	256,480
Spansion, Inc. - Class A (a) (b)	26,069	362,098
SunEdison, Inc. (a) (b)	133,724	1,745,098
SunPower Corp. (a) (b)	21,029	626,874
Supertex, Inc. (a)	4,577	114,654
Synaptics, Inc. (a) (b)	15,998	828,856
Tessera Technologies, Inc.	27,229	536,684
TriQuint Semiconductor, Inc. (a) (c)	79,628	664,098
Ultra Clean Holdings, Inc. (a)	13,513	135,535
Ultratech, Inc. (a) (b)	13,618	394,922
Veeco Instruments, Inc. (a)	20,425	672,187

		28,245,343

Software—3.9%
Accelrys, Inc. (a)	31,619	301,645
ACI Worldwide, Inc. (a)	20,289	1,318,785
Actuate Corp. (a)	24,071	185,587
Advent Software, Inc. (b)	16,892	591,051
American Software, Inc. - Class A	12,761	125,951
Aspen Technology, Inc. (a)	46,847	1,958,205
AVG Technologies NV (a) (b)	12,487	214,901
Blackbaud, Inc.	23,345	878,939
Bottomline Technologies de, Inc. (a) (b)	19,170	693,187
BroadSoft, Inc. (a)	14,701	401,925
Callidus Software, Inc. (a) (b)	20,244	277,950
CommVault Systems, Inc. (a)	23,645	1,770,538
Comverse, Inc. (a)	11,872	460,634
Ebix, Inc. (b)	16,296	239,877
Ellie Mae, Inc. (a) (b)	13,561	364,384
EPIQ Systems, Inc.	17,942	290,840
ePlus, Inc. (a)	2,282	129,709
Fair Isaac Corp.	18,244	1,146,453
FleetMatics Group plc (a) (b)	8,467	366,198
Gigamon, Inc. (a)	5,056	141,972
Glu Mobile, Inc. (a) (b)	35,393	137,679
Guidewire Software, Inc. (a)	24,807	1,217,279
Imperva, Inc. (a)	10,304	495,931
Infoblox, Inc. (a)	27,141	896,196
Interactive Intelligence Group, Inc. (a)	7,901	532,211
Jive Software, Inc. (a)	20,334	228,757
Manhattan Associates, Inc. (a)	9,835	1,155,416
Mentor Graphics Corp.	48,583	1,169,393
MicroStrategy, Inc. - Class A (a)	4,507	559,950
Monotype Imaging Holdings, Inc.	21,574	687,348

See accompanying notes to financial statements.

MSF-18

Metropolitan Series Fund

Russell 2000 Index Portfolio

Schedule of Investments as of December 31, 2013

Common Stocks—(Continued)

Security Description	Shares	Value

Software—(Continued)
Netscout Systems, Inc. (a)	19,351	$572,596
Pegasystems, Inc. (b)	10,470	514,915
Progress Software Corp. (a)	29,256	755,682
Proofpoint, Inc. (a)	11,322	375,551
PROS Holdings, Inc. (a)	11,234	448,237
PTC, Inc. (a) (c)	60,661	2,146,793
QLIK Technologies, Inc. (a)	46,199	1,230,279
Qualys, Inc. (a)	8,124	187,746
RealPage, Inc. (a) (b)	23,771	555,766
SeaChange International, Inc. (a)	15,237	185,282
SS&C Technologies Holdings, Inc. (a)	29,343	1,298,721
Synchronoss Technologies, Inc. (a)	14,183	440,666
Take-Two Interactive Software, Inc. (a)	41,777	725,666
Tangoe, Inc. (a) (b)	15,994	288,052
TiVo, Inc. (a)	63,638	834,931
Tyler Technologies, Inc. (a)	15,971	1,631,118
Ultimate Software Group, Inc. (a)	13,861	2,123,782
VASCO Data Security International, Inc. (a) (b)	15,031	116,190
Verint Systems, Inc. (a)	26,550	1,140,057
VirnetX Holding Corp. (a) (b)	22,272	432,300
Vringo, Inc. (a) (b)	36,972	109,437

		35,052,658

Specialty Retail—3.3%
Aeropostale, Inc. (a) (b)	41,826	380,198
America’s Car-Mart, Inc. (a) (b)	3,580	151,183
ANN, Inc. (a)	23,136	845,852
Asbury Automotive Group, Inc. (a)	15,706	844,040
Barnes & Noble, Inc. (a)	20,590	307,821
bebe stores, Inc. (b)	19,159	101,926
Big 5 Sporting Goods Corp.	10,090	199,984
Brown Shoe Co., Inc.	23,566	663,147
Buckle, Inc. (The) (b)	14,188	745,721
Cato Corp. (The) - Class A	14,157	450,193
Children’s Place Retail Stores, Inc. (The) (a)	12,666	721,582
Christopher & Banks Corp. (a)	19,194	163,917
Citi Trends, Inc. (a)	8,551	145,367
Conn’s, Inc. (a)	11,320	891,903
Container Store Group, Inc. (The) (a) (b)	8,770	408,770
Destination Maternity Corp.	7,452	222,666
Destination XL Group, Inc. (a)	22,534	148,048
Express, Inc. (a)	42,861	800,215
Finish Line, Inc. (The) - Class A	27,241	767,379
Five Below, Inc. (a) (b)	16,534	714,269
Francesca’s Holdings Corp. (a) (b)	22,196	408,628
Genesco, Inc. (a)	12,940	945,396
Group 1 Automotive, Inc. (b)	10,763	764,388
Haverty Furniture Cos., Inc.	10,391	325,238
hhgregg, Inc. (a) (b)	8,400	117,348
Hibbett Sports, Inc. (a) (b)	12,767	858,070
Jos. A. Bank Clothiers, Inc. (a) (b)	14,680	803,436
Kirkland’s, Inc. (a)	9,307	220,297
Lithia Motors, Inc. - Class A	11,200	777,504
Lumber Liquidators Holdings, Inc. (a) (b)	13,856	1,425,644
MarineMax, Inc. (a) (b)	12,696	204,152

Specialty Retail—(Continued)
Mattress Firm Holding Corp. (a) (b)	6,132	263,921
Men’s Wearhouse, Inc. (The)	24,177	1,234,961
Monro Muffler Brake, Inc. (b)	16,141	909,707
Office Depot, Inc. (a) (b)	247,164	1,307,498
Outerwall, Inc. (a) (b)	14,700	988,869
Penske Automotive Group, Inc.	21,853	1,030,587
Pep Boys-Manny Moe & Jack (The) (a)	28,658	347,908
Pier 1 Imports, Inc.	47,516	1,096,669
RadioShack Corp. (a) (b)	53,504	139,110
Rent-A-Center, Inc. (b)	26,759	892,145
Restoration Hardware Holdings, Inc. (a)	8,906	599,374
Sears Hometown and Outlet Stores, Inc. (a)	4,481	114,266
Select Comfort Corp. (a) (b)	26,740	563,947
Shoe Carnival, Inc.	8,227	238,665
Sonic Automotive, Inc. - Class A (b)	22,348	547,079
Stage Stores, Inc. (b)	16,362	363,564
Stein Mart, Inc.	15,504	208,529
Tile Shop Holdings, Inc. (a) (b)	10,923	197,379
Vitamin Shoppe, Inc. (a)	15,659	814,425
West Marine, Inc. (a)	8,963	127,543
Wet Seal, Inc. (The) - Class A (a)	46,742	127,606
Winmark Corp.	1,277	118,276
Zale Corp. (a)	16,986	267,869
Zumiez, Inc. (a) (b)	11,433	297,258

		29,321,437

Textiles, Apparel & Luxury Goods—1.4%
Columbia Sportswear Co.	6,412	504,945
Crocs, Inc. (a) (c)	43,218	688,031
Fifth & Pacific Cos., Inc. (a)	62,677	2,010,051
G-III Apparel Group, Ltd. (a) (b)	8,109	598,363
Iconix Brand Group, Inc. (a) (b)	26,325	1,045,103
Jones Group, Inc. (The)	41,279	617,534
Movado Group, Inc.	10,013	440,672
Oxford Industries, Inc.	7,658	617,771
Perry Ellis International, Inc. (a)	7,288	115,078
Quiksilver, Inc. (a) (b)	66,625	584,301
R.G. Barry Corp.	5,638	108,813
Skechers USA, Inc. - Class A (a)	20,341	673,897
Steven Madden, Ltd. (a)	31,363	1,147,572
Tumi Holdings, Inc. (a)	24,156	544,718
Unifi, Inc. (a)	7,892	214,978
Vera Bradley, Inc. (a)	10,263	246,723
Vince Holding Corp. (a)	7,839	240,422
Wolverine World Wide, Inc. (b)	50,526	1,715,863

		12,114,835

Thrifts & Mortgage Finance—1.5%
Astoria Financial Corp.	45,199	625,102
Banc of California, Inc.	8,788	117,847
Bank Mutual Corp.	24,774	173,666
BankFinancial Corp. (b)	12,038	110,268
Beneficial Mutual Bancorp, Inc. (a)	18,913	206,530
Berkshire Hills Bancorp, Inc.	13,053	355,955
BofI Holding, Inc. (a) (b)	6,005	470,972
Brookline Bancorp, Inc. (b)	37,158	355,602

See accompanying notes to financial statements.

MSF-19

Metropolitan Series Fund

Russell 2000 Index Portfolio

Schedule of Investments as of December 31, 2013

Common Stocks—(Continued)

Security Description	Shares	Value

Thrifts & Mortgage Finance—(Continued)
Capitol Federal Financial, Inc.	75,011	$908,383
Charter Financial Corp.	12,347	132,977
Dime Community Bancshares, Inc.	15,501	262,277
ESB Financial Corp.	7,325	104,015
Essent Group, Ltd. (a) (b)	14,220	342,133
EverBank Financial Corp. (b)	40,693	746,310
Federal Agricultural Mortgage Corp. - Class C	5,480	187,690
First Defiance Financial Corp.	5,038	130,837
Flagstar Bancorp, Inc. (a)	13,328	261,495
Fox Chase Bancorp, Inc.	7,539	131,028
Franklin Financial Corp. (a)	7,196	142,337
Home Loan Servicing Solutions, Ltd.	36,012	827,196
HomeStreet, Inc. (b)	6,935	138,700
Meridian Interstate Bancorp, Inc. (a)	4,638	104,726
Meta Financial Group, Inc. (b)	3,308	133,412
MGIC Investment Corp. (a)	164,487	1,388,270
Northfield Bancorp, Inc.	29,861	394,165
Northwest Bancshares, Inc.	51,071	754,829
OceanFirst Financial Corp.	6,649	113,897
Oritani Financial Corp.	22,475	360,724
PennyMac Financial Services, Inc. - Class A (a) (b)	8,785	154,177
Provident Financial Services, Inc.	31,811	614,589
Radian Group, Inc. (b)	87,729	1,238,734
Rockville Financial, Inc. (b)	15,288	217,243
Territorial Bancorp, Inc.	7,186	166,715
Tree.com, Inc. (a) (b)	3,615	118,717
TrustCo Bank Corp. (b)	49,973	358,806
United Community Financial Corp. (a) (b)	22,000	78,540
United Financial Bancorp, Inc.	9,478	179,039
Walker & Dunlop, Inc. (a)	8,778	141,940
WSFS Financial Corp.	4,212	326,556

		13,576,399

Tobacco—0.1%
Alliance One International, Inc. (a)	45,974	140,221
Universal Corp. (b)	12,065	658,749
Vector Group, Ltd. (b)	31,274	511,955

		1,310,925

Trading Companies & Distributors—0.9%
Aceto Corp.	17,480	437,175
Aircastle, Ltd.	34,426	659,602
Applied Industrial Technologies, Inc.	21,259	1,043,604
Beacon Roofing Supply, Inc. (a) (b)	24,991	1,006,638
CAI International, Inc. (a)	7,804	183,940
DXP Enterprises, Inc. (a)	5,282	608,486
H&E Equipment Services, Inc. (a)	14,207	420,953
Houston Wire & Cable Co.	10,450	139,821
Kaman Corp. (b)	14,024	557,174
Rush Enterprises, Inc. - Class A (a)	17,833	528,749
TAL International Group, Inc. (a) (b)	16,976	973,574
Textainer Group Holdings, Ltd. (b)	10,746	432,204

Trading Companies & Distributors—(Continued)
Titan Machinery, Inc. (a) (b)	8,967	159,792
Watsco, Inc.	12,890	1,238,213

		8,389,925

Transportation Infrastructure—0.1%
Wesco Aircraft Holdings, Inc. (a)	20,790	455,717

Water Utilities—0.2%
American States Water Co.	19,788	568,509
California Water Service Group	24,670	569,137
Connecticut Water Service, Inc.	4,609	163,666
Consolidated Water Co., Ltd. (b)	8,349	117,721
Middlesex Water Co.	7,497	156,987
SJW Corp. (b)	7,394	220,267
York Water Co. (b)	6,695	140,126

		1,936,413

Wireless Telecommunication Services—0.2%
Leap Wireless International, Inc. (a)	27,485	478,239
NII Holdings, Inc. (a) (b)	86,612	238,183
NTELOS Holdings Corp. (b)	7,785	157,491
Shenandoah Telecommunications Co. (b)	12,542	321,953
USA Mobility, Inc.	11,723	167,404

		1,363,270

Total Common Stocks (Cost $572,175,279)		841,140,856

Investment Company Security—3.4%
iShares Russell 2000 Index Fund (b) (Cost $28,493,443)	264,000	30,441,840

Rights—0.0%

Oil, Gas & Consumable—0.0%
EXCO Resources, Inc., Expires 01/09/14 (a) (Cost $0)	68,713	10,994

Warrant—0.0%

Oil, Gas & Consumable Fuels—0.0%
Magnum Hunter Resources Corp., Expires 04/15/16 (a) (b) (d) (Cost $0)	8,794	0

Short-Term Investments—27.6%

Discount Notes—1.9%
Federal Home Loan Bank
0.061%, 01/22/14 (e)	800,000	799,972
0.061%, 01/22/14 (e)	225,000	224,992
0.076%, 03/21/14 (e)	3,050,000	3,049,498
0.132%, 01/22/14 (e)	1,225,000	1,224,907
0.142%, 01/22/14 (e)	675,000	674,945

See accompanying notes to financial statements.

MSF-20

Metropolitan Series Fund

Russell 2000 Index Portfolio

Schedule of Investments as of December 31, 2013

Short-Term Investments—(Continued)

Security Description	Shares/ Principal Amount*	Value

Discount Notes—(Continued)
Federal National Mortgage Association
0.036%, 01/22/14 (e)	175,000	$174,996
0.041%, 01/22/14 (e)	4,675,000	4,674,891
0.046%, 01/22/14 (e)	500,000	499,987
0.051%, 01/15/14 (e)	450,000	449,991
0.061%, 01/22/14 (e)	2,000,000	1,999,930
0.061%, 02/25/14 (e)	2,525,000	2,524,769
0.091%, 01/15/14 (e)	550,000	549,981

		16,848,859

Mutual Fund—25.1%
State Street Navigator Securities Lending MET Portfolio (f)	225,056,597	225,056,597

U.S. Treasury—0.6%
U.S. Treasury Bills
0.046%, 05/15/14 (e)	2,125,000	2,124,644
0.050%, 05/15/14 (e)	2,850,000	2,849,480
0.063%, 05/15/14 (e)	275,000	274,937
0.086%, 05/15/14 (e)	275,000	274,913
0.088%, 05/15/14 (e)	50,000	49,984

		5,573,958

Total Short-Term Investments (Cost $247,479,414)		247,479,414

Total Investments—125.0% (Cost $848,148,136) (g)		1,119,073,104
Other assets and liabilities (net)—(25.0)%		(223,634,883)

Net Assets—100.0%		$895,438,221

*	Principal amount stated in U.S. dollars unless otherwise noted.
(a)	Non-income producing security.
(b)	All or a portion of the security was held on loan. As of December 31, 2013, the market value of securities loaned was $220,401,286 and the collateral received consisted of cash in the amount of $225,056,597 and non-cash collateral with a value of $972,789. The cash collateral is invested in a money market fund managed by an affiliate of the custodian. The non-cash collateral received consists primarily of government securities and bank letters of credit, and is held for the benefit of the Portfolio at the Portfolio’s custodian. The Portfolio cannot repledge or resell this collateral. As such, this collateral is excluded from the Statement of Assets and Liabilities.
(c)	All or a portion of the security was pledged as collateral against open futures contracts. As of December 31, 2013, the market value of securities pledged was $3,116,995.
(d)	Illiquid security. As of December 31, 2013, these securities represent 0.0% of net assets.
(e)	The rate shown represents the discount rate at the time of purchase by the Portfolio.
(f)	Represents investment of cash collateral received from securities lending transactions.
(g)	As of December 31, 2013, the aggregate cost of investments for federal income tax purposes was $852,821,498. The aggregate unrealized appreciation and depreciation of investments were $305,737,616 and $(39,486,010), respectively, resulting in net unrealized appreciation of $266,251,606 for federal income tax purposes.

Futures Contracts

Futures Contracts—Long	Expiration Date	Number of Contracts	Notional Amount		Unrealized Appreciation
Russell 2000 Mini Index Futures	03/21/14	197	USD	21,631,932	$1,247,648

(USD)—	United States Dollar

See accompanying notes to financial statements.

MSF-21

Metropolitan Series Fund

Russell 2000 Index Portfolio

Schedule of Investments as of December 31, 2013

Fair Value Hierarchy

Accounting principles generally accepted in the United States of America (“GAAP”) define fair market value as the price that the Portfolio would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. It establishes a fair value hierarchy that prioritizes inputs to valuation methods and requires disclosure of the fair value hierarchy that segregates fair value measurements into three levels. Levels 1, 2 and 3 of the fair value hierarchy are defined as follows:

Level 1 - unadjusted quoted prices in active markets for identical investments

Level 2 - other significant observable inputs (including, but not limited to, unadjusted quoted prices for similar investments in markets that are either active or inactive; inputs other than quoted prices that are observable such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks, default rates, etc.)

Level 3 - significant unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are unavailable (including the Portfolio’s own assumptions in determining the fair value of investments)

The inputs or methodologies used for valuing investments are not necessarily an indication of the risk associated with investing in them. Changes to the inputs or methodologies used may result in transfers between levels, which will be recognized as of the beginning of the reporting period. Information on transfers between Level 1 and Level 2, if any, will be disclosed following the fair value hierarchy table below. A reconciliation of Level 3 securities, if any, will also be disclosed following the fair value hierarchy table. For more information about the Portfolio’s policy regarding the valuation of investments, please refer to the Notes to Financial Statements.

The following table summarizes the fair value hierarchy of the Portfolio’s investments as of December 31, 2013:

Description	Level 1	Level 2	Level 3	Total
Total Common Stocks*	$841,140,856	$—	$—	$841,140,856
Total Investment Company Security	30,441,840	—	—	30,441,840
Total Rights*	10,994	—	—	10,994
Total Warrant*	0	—	—	0
Short-Term Investments
Discount Notes	—	16,848,859	—	16,848,859
Mutual Fund	225,056,597	—	—	225,056,597
U.S. Treasury	—	5,573,958	—	5,573,958
Total Short-Term Investments	225,056,597	22,422,817	—	247,479,414
Total Investments	$1,096,650,287	$22,422,817	$—	$1,119,073,104

Collateral for securities loaned (Liability)	$—	$(225,056,597)	$—	$(225,056,597)
Futures Contracts
Futures Contracts (Unrealized Appreciation)	$1,247,648	$—	$—	$1,247,648

*	See Schedule of Investments for additional detailed categorizations.

See accompanying notes to financial statements.

MSF-22

Metropolitan Series Fund

Russell 2000 Index Portfolio

Statement of Assets and Liabilities

December 31, 2013

Assets
Investments at value (a) (b)	$1,119,073,104
Cash	250,470
Receivable for:
Investments sold	978,971
Fund shares sold	555,498
Dividends	1,015,080
Variation margin on futures contracts	94,560
Prepaid expenses	1,963

Total Assets	1,121,969,646
Liabilities
Collateral for securities loaned	225,056,597
Payables for:
Fund shares redeemed	1,039,850
Accrued expenses:
Management fees	184,316
Distribution and service fees	88,414
Deferred trustees’ fees	48,554
Other expenses	113,694

Total Liabilities	226,531,425

Net Assets	$895,438,221

Net assets consist of:
Paid in surplus	$600,150,363
Undistributed net investment income	8,956,569
Accumulated net realized gain	14,158,673
Unrealized appreciation on investments and futures contracts	272,172,616

Net Assets	$895,438,221

Net Assets
Class A	$485,494,019
Class B	238,128,383
Class E	30,619,445
Class G	141,196,374
Capital Shares Outstanding*
Class A	24,488,428
Class B	12,243,053
Class E	1,552,581
Class G	7,278,529
Net Asset Value, Offering Price and Redemption Price Per Share
Class A	$19.83
Class B	19.45
Class E	19.72
Class G	19.40

*	The Portfolio is authorized to issue an unlimited number of shares.
(a)	Identified cost of investments was $848,148,136.
(b)	Includes securities loaned at value of $220,401,286.

Statement of Operations

Year Ended December 31, 2013

Investment Income
Dividends (a)	$9,559,632
Interest	17,304
Securities lending income	1,999,026

Total investment income	11,575,962
Expenses
Management fees	1,945,541
Administration fees	14,465
Custodian and accounting fees	109,347
Distribution and service fees—Class B	529,823
Distribution and service fees—Class E	42,492
Distribution and service fees—Class G	333,845
Audit and tax services	38,202
Legal	27,754
Trustees’ fees and expenses	35,358
Shareholder reporting	157,988
Insurance	4,144
Miscellaneous	62,469

Total expenses	3,301,428
Less management fee waiver	(13,912)

Net expenses	3,287,516

Net Investment Income	8,288,446

Net Realized and Unrealized Gain
Net realized gain on:
Investments	44,288,684
Futures contracts	5,402,927
Foreign currency transactions	2,001
Capital gain distributions	1,773

Net realized gain	49,695,385

Net change in unrealized appreciation on:
Investments	192,038,127
Futures contracts	1,001,108

Net change in unrealized appreciation	193,039,235

Net realized and unrealized gain	242,734,620

Net Increase in Net Assets from Operations	$251,023,066

(a)	Net of foreign withholding taxes of $9,625.

See accompanying notes to financial statements.

MSF-23

Metropolitan Series Fund

Russell 2000 Index Portfolio

Statements of Changes in Net Assets

	Year Ended December 31, 2013	Year Ended December 31, 2012
Increase (Decrease) in Net Assets:
From Operations
Net investment income	$8,288,446	$12,241,259
Net realized gain	49,695,385	27,594,018
Net change in unrealized appreciation	193,039,235	56,751,043

Increase in net assets from operations	251,023,066	96,586,320

From Distributions to Shareholders
Net investment income
Class A	(6,573,953)	(4,238,187)
Class B	(2,873,317)	(1,663,111)
Class E	(406,777)	(260,017)
Class G	(1,391,711)	(608,903)

Total distributions	(11,245,758)	(6,770,218)

Decrease in net assets from capital share transactions	(11,227,054)	(27,766,590)

Total increase in net assets	228,550,254	62,049,512

Net Assets
Beginning of period	666,887,967	604,838,455

End of period	$895,438,221	$666,887,967

Undistributed net investment income
End of period	$8,956,569	$11,850,867

Other Information:

Capital Shares

Transactions in capital shares were as follows:

	Year Ended December 31, 2013		Year Ended December 31, 2012
	Shares	Value	Shares	Value
Class A
Sales	4,227,274	$71,959,396	2,175,557	$30,005,491
Reinvestments	431,362	6,573,953	313,012	4,238,187
Redemptions	(5,376,472)	(91,266,242)	(4,940,110)	(67,889,434)

Net decrease	(717,836)	$(12,732,893)	(2,451,541)	$(33,645,756)

Class B
Sales	1,525,782	$25,652,777	1,507,027	$20,329,462
Reinvestments	191,810	2,873,317	124,858	1,663,111
Redemptions	(2,470,791)	(41,465,694)	(2,147,146)	(29,136,818)

Net decrease	(753,199)	$(12,939,600)	(515,261)	$(7,144,245)

Class E
Sales	232,358	$4,024,631	201,952	$2,768,014
Reinvestments	26,797	406,777	19,275	260,017
Redemptions	(480,266)	(8,259,524)	(441,802)	(6,048,466)

Net decrease	(221,111)	$(3,828,116)	(220,575)	$(3,020,435)

Class G
Sales	2,240,269	$38,047,111	3,727,220	$49,334,467
Reinvestments	93,091	1,391,711	45,816	608,903
Redemptions	(1,274,577)	(21,165,267)	(2,507,114)	(33,899,524)

Net increase	1,058,783	$18,273,555	1,265,922	$16,043,846

Decrease derived from capital shares transactions		$(11,227,054)		$(27,766,590)

See accompanying notes to financial statements.

MSF-24

Metropolitan Series Fund

Russell 2000 Index Portfolio

Financial Highlights

Selected per share data
	Class A
	Year Ended December 31,
	2013	2012	2011	2010	2009
Net Asset Value, Beginning of Period	$14.56	$12.66	$13.33	$10.61	$8.89

Income (Loss) from Investment Operations
Net investment income (a)	0.20	0.28	0.15	0.14	0.13
Net realized and unrealized gain (loss) on investments	5.33	1.78	(0.68)	2.71	2.04

Total from investment operations	5.53	2.06	(0.53)	2.85	2.17

Less Distributions
Distributions from net investment income	(0.26)	(0.16)	(0.14)	(0.13)	(0.19)
Distributions from net realized capital gains	0.00	0.00	0.00	0.00	(0.26)

Total distributions	(0.26)	(0.16)	(0.14)	(0.13)	(0.45)

Net Asset Value, End of Period	$19.83	$14.56	$12.66	$13.33	$10.61

Total Return (%) (b)	38.55	16.35	(4.10)	26.92	26.01

Ratios/Supplemental Data
Gross ratio of expenses to average net assets (%)	0.31	0.33	0.31	0.32	0.35
Net ratio of expenses to average net assets (%) (c)	0.31	0.33	0.31	0.31	0.34
Ratio of net investment income to average net assets (%)	1.18	2.01	1.12	1.24	1.47
Portfolio turnover rate (%)	25	26	25	26	27
Net assets, end of period (in millions)	$485.5	$366.9	$350.3	$406.2	$349.0

	Class B
	Year Ended December 31,
	2013	2012	2011	2010	2009
Net Asset Value, Beginning of Period	$14.29	$12.43	$13.09	$10.43	$8.74

Income (Loss) from Investment Operations
Net investment income (a)	0.16	0.24	0.11	0.11	0.11
Net realized and unrealized gain (loss) on investments	5.23	1.75	(0.66)	2.65	2.00

Total from investment operations	5.39	1.99	(0.55)	2.76	2.11

Less Distributions
Distributions from net investment income	(0.23)	(0.13)	(0.11)	(0.10)	(0.16)
Distributions from net realized capital gains	0.00	0.00	0.00	0.00	(0.26)

Total distributions	(0.23)	(0.13)	(0.11)	(0.10)	(0.42)

Net Asset Value, End of Period	$19.45	$14.29	$12.43	$13.09	$10.43

Total Return (%) (b)	38.18	16.05	(4.29)	26.58	25.66

Ratios/Supplemental Data
Gross ratio of expenses to average net assets (%)	0.56	0.58	0.56	0.57	0.60
Net ratio of expenses to average net assets (%) (c)	0.56	0.58	0.56	0.56	0.59
Ratio of net investment income to average net assets (%)	0.93	1.77	0.89	1.00	1.20
Portfolio turnover rate (%)	25	26	25	26	27
Net assets, end of period (in millions)	$238.1	$185.7	$168.0	$174.7	$140.0

Please see following page for Financial Highlights footnote legend.

See accompanying notes to financial statements.

MSF-25

Metropolitan Series Fund

Russell 2000 Index Portfolio

Financial Highlights

Selected per share data
	Class E
	Year Ended December 31,
	2013	2012	2011	2010	2009
Net Asset Value, Beginning of Period	$14.48	$12.60	$13.26	$10.57	$8.85

Income (Loss) from Investment Operations
Net investment income (a)	0.17	0.25	0.13	0.12	0.12
Net realized and unrealized gain (loss) on investments	5.31	1.77	(0.67)	2.68	2.03

Total from investment operations	5.48	2.02	(0.54)	2.80	2.15

Less Distributions
Distributions from net investment income	(0.24)	(0.14)	(0.12)	(0.11)	(0.17)
Distributions from net realized capital gains	0.00	0.00	0.00	0.00	(0.26)

Total distributions	(0.24)	(0.14)	(0.12)	(0.11)	(0.43)

Net Asset Value, End of Period	$19.72	$14.48	$12.60	$13.26	$10.57

Total Return (%) (b)	38.35	16.10	(4.16)	26.60	25.86

Ratios/Supplemental Data
Gross ratio of expenses to average net assets (%)	0.46	0.48	0.46	0.47	0.50
Net ratio of expenses to average net assets (%) (c)	0.46	0.48	0.46	0.46	0.49
Ratio of net investment income to average net assets (%)	1.03	1.85	0.96	1.08	1.30
Portfolio turnover rate (%)	25	26	25	26	27
Net assets, end of period (in millions)	$30.6	$25.7	$25.1	$32.6	$29.9

	Class G
	Year Ended December 31,
	2013	2012	2011	2010	2009(d)
Net Asset Value, Beginning of Period	$14.26	$12.41	$13.07	$10.41	$7.84

Income (Loss) from Investment Operations
Net investment income (a)	0.15	0.24	0.11	0.12	0.08
Net realized and unrealized gain (loss) on investments	5.22	1.73	(0.66)	2.64	2.49

Total from investment operations	5.37	1.97	(0.55)	2.76	2.57

Less Distributions
Distributions from net investment income	(0.23)	(0.12)	(0.11)	(0.10)	0.00

Total distributions	(0.23)	(0.12)	(0.11)	(0.10)	0.00

Net Asset Value, End of Period	$19.40	$14.26	$12.41	$13.07	$10.41

Total Return (%) (b)	38.12	15.94	(4.33)	26.54	32.78	(e)

Ratios/Supplemental Data
Gross ratio of expenses to average net assets (%)	0.61	0.63	0.61	0.62	0.65	(f)
Net ratio of expenses to average net assets (%) (c)	0.61	0.63	0.61	0.61	0.64	(f)
Ratio of net investment income to average net assets (%)	0.89	1.81	0.88	1.09	1.24	(f)
Portfolio turnover rate (%)	25	26	25	26	27
Net assets, end of period (in millions)	$141.2	$88.7	$61.5	$41.2	$9.3

(a)	Per share amounts based on average shares outstanding during the period.
(b)	Total return does not reflect any insurance, sales, separate account or administrative charges of variable annuity or life insurance contracts or any additional expenses that contract owners may bear under their variable contracts. If these charges were included, the returns would be lower.
(c)	Net ratio of expenses to average net assets includes the effect of management fee waivers as detailed in Note 6 of the Notes to Financial Statements.
(d)	Commencement of operations was April 28, 2009.
(e)	Periods less than one year are not computed on an annualized basis.
(f)	Computed on an annualized basis.

See accompanying notes to financial statements.

MSF-26

Metropolitan Series Fund

Russell 2000 Index Portfolio

Notes to Financial Statements—December 31, 2013

1. Organization

Metropolitan Series Fund (the “Trust”) is organized as a Delaware statutory trust and registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. The Trust is currently comprised of thirty series, each of which operates as a distinct investment vehicle of the Trust. The portfolio included in this report is Russell 2000 Index Portfolio (the “Portfolio”), which is diversified. Shares in the Portfolio are not offered directly to the general public and are currently available only to separate accounts established by Metropolitan Life Insurance Company (“MetLife”) and other affiliated life insurance companies.

The Portfolio has registered and offers four classes of shares: Class A, B, E, and G shares. Shares of each Class of the Portfolio represent an equal pro rata interest in the Portfolio and generally give the shareholder the same voting, dividend, liquidation, and other rights. Investment income, realized and unrealized capital gains and losses, the common expenses of the Portfolio, and certain Portfolio-level expense reductions, if any, are allocated on a pro rata basis to each Class based on the relative net assets of each Class to the net assets of the Portfolio. Each Class of shares differs in its respective distribution plan and such distribution expenses are allocated to that Class.

2. Significant Accounting Policies

The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America (“GAAP”) requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities as of the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates. In the preparation of these financial statements, management has evaluated events and transactions subsequent to December 31, 2013 through the date the financial statements were issued.

The following is a summary of significant accounting policies consistently followed by the Portfolio in the preparation of its financial statements.

Investment Valuation and Fair Value Measurements - Debt securities (other than short term obligations with a remaining maturity of sixty days or less), including corporate, convertible and municipal bonds and notes; obligations of the U.S. treasury and U.S. government agencies; sovereign issues; floating rate loans; and non-U.S. bonds, are generally valued on the basis of evaluated or composite bid quotations obtained from independent pricing services and/or brokers and dealers selected by MetLife Advisers, LLC (“MetLife Advisers” or the “Adviser”), an affiliate of MetLife, Inc., pursuant to authorization of the Board of Trustees of the Trust (the “Board” or “Trustees”). Such quotations utilize matrix pricing, which considers observable inputs including, among other things, issuer details, maturity dates, interest rates, yield curves, rates of prepayment, credit risks/spreads, default rates, reported trades, broker dealer quotes and quoted prices for similar securities. Securities that use similar valuation techniques and inputs as described above are generally categorized as Level 2 within the fair value hierarchy.

Mortgage and asset-backed securities are usually issued as separate tranches, or classes, of securities within each deal. These securities are also generally valued on the basis of evaluated or composite bid quotations obtained from independent pricing services and/or brokers and dealers selected by the Adviser pursuant to authorization of the Board. The pricing models for these securities usually consider tranche-level attributes, estimated cash flows and market-based yield spreads for each tranche and current market data, and incorporate deal collateral performance, as available. Mortgage and asset-backed securities that use similar valuation techniques and inputs as described above are generally categorized as Level 2 within the fair value hierarchy.

Short term obligations with a remaining maturity of sixty days or less are generally valued at amortized cost, which approximates fair market value, and are generally categorized as Level 2 within the fair value hierarchy.

Domestic and foreign equity securities, such as common stock, exchange-traded funds, rights, warrants, and preferred stock, that are traded on a securities exchange, are generally valued at their last sale price on the exchange or market in which they are principally traded on the valuation date, or, if no sales occurred on that day, at the last reported bid price. Equity securities traded over-the-counter are generally valued at the last reported sale price. Valuation adjustments may be applied to certain foreign equity securities that are traded solely on foreign exchanges that close before the close of the U.S. market to account for the market movement between the close of the foreign exchanges and the close of the U.S. market. The Portfolio may use a systematic fair valuation model provided by an independent third party to value securities principally traded in these foreign markets in order to adjust for possible stale pricing that may occur between the close of the foreign exchanges and the time of the Portfolio valuation. Foreign equity securities using these valuation adjustments are generally categorized as Level 2 within the fair value hierarchy. Equity securities that are actively traded, and have no valuation adjustments applied, are categorized as Level 1 within the fair value hierarchy. Other equity securities traded on inactive markets, or valued in reference to similar instruments traded on active markets, are generally categorized as Level 2 within the fair value hierarchy.

MSF-27

Metropolitan Series Fund

Russell 2000 Index Portfolio

Notes to Financial Statements—December 31, 2013—(Continued)

Investments in registered open-end management investment companies are valued at reported net asset value per share on the valuation date and are categorized as Level 1 within the fair value hierarchy.

Forward foreign currency exchange contracts are valued through an independent pricing service based on the mean between closing bid and ask prices of the forward currency rates in the London foreign exchange markets on a daily basis as provided by a reliable bank or dealer. These contracts are generally categorized as Level 2 within the fair value hierarchy.

Options, whether on securities, indices, futures contracts, or otherwise, traded on exchanges are valued at the last sale price available as of the close of business on the valuation date or, if there is no such price available, at the mean between the last reported bid and ask prices. These types of options are categorized as Level 1 within the fair value hierarchy. Futures contracts, which are traded on commodity exchanges, are valued at their closing prices as of the close of such exchanges and are categorized as Level 1 within the fair value hierarchy.

Options and futures contracts that are traded over-the-counter are generally valued on the basis of quotations provided by broker-dealers or prices provided by pricing service providers who use a series of techniques, including simulation pricing models, to determine the value of the contracts. The pricing models use inputs that are observed from actively quoted markets such as issuer details, indices, spreads, interest rates, yield curves, credit curves, measures of volatility and exchange rates. These contracts are generally categorized as Level 2 within the fair value hierarchy.

If no current market value quotation or other observable inputs are readily available or market value quotations are deemed to be unreliable for a security, the fair value of the security will be determined in accordance with procedures approved by and under the general supervision of the Board. In such a circumstance, the Board has delegated the determination of the fair value of a security to a Valuation Committee (“Committee”) of MetLife Advisers. The Committee provides general pricing oversight and fair value pricing determinations related to portfolio securities and meets on a regular basis to review reports relating to the valuation of the securities in the Portfolio. The Board has delegated to State Street Bank and Trust Company, the Trust’s custodian (“custodian”), the responsibility for calculating the net asset values (“NAVs”) of the Trust’s Portfolios. The Committee is responsible for overseeing the calculation of the NAVs of the Portfolios by the custodian. The Committee also periodically reviews pricing vendors, including the vendor providing fair value pricing for the Portfolio’s foreign securities, and is responsible for overseeing the correction of pricing errors and addressing other pricing issues that arise in the ordinary course of business, such as making real-time fair value determinations, as necessary.

No single standard for determining the fair value of a security can be set forth because fair value depends upon the facts and circumstances with respect to each security. Information relating to any relevant factors may be obtained by the Committee from any appropriate source, including the subadviser of the Portfolio, the custodian, a pricing service, market maker and/or broker for such security or the issuer. Appropriate methodologies for determining fair value under particular circumstances may include: matrix pricing, comparisons of securities with comparable characteristics, value based on multiples of earnings, discount from market price of similar marketable securities or a combination of these and other methods. The Committee maintains a detailed report tracking each fair-valued security that compares the fair value price to the next available trade, vendor or broker price, and provides information on how close the fair value price was to the next quoted price. The Committee reviews a summary of such report monthly. On a quarterly basis, the Board is provided with the following for consideration and ratification or adjustment: (1) a memorandum summarizing the actions taken by the Committee in the prior quarter; and (2) a list of the Portfolio’s securities as of the most recent quarter-end for which market quotations were not readily available.

Investment Transactions and Related Investment Income - Portfolio security transactions are recorded on the trade date. Dividend income is recorded on the ex-dividend date or, for certain foreign securities, when notified. Interest income, which includes amortization of premium and accretion of discount on debt securities, is recorded on the accrual basis. Realized gains and losses on investments are determined on the identified cost basis, which is the same basis used for federal income tax purposes. Foreign income and foreign capital gains on some foreign securities may be subject to foreign taxes, which are accrued as applicable. These foreign taxes have been provided for in accordance with the Portfolio’s understanding of the applicable countries’ tax rules and rates.

Foreign Currency Translation - The books and records of the Portfolio are maintained in U.S. dollars. The values of securities, currencies, and other assets and liabilities denominated in currencies other than the U.S. dollar are translated into U.S. dollars based upon foreign exchange rates prevailing at the end of the period. Purchases and sales of investment securities, income, and expenses are translated on the respective dates of such transactions. Because the values of investment securities are translated at the foreign exchange rates prevailing at the end of the period, that portion of the results of operations arising from changes in exchange rates and that portion of the results of operations reflecting fluctuations arising from changes in market prices of the investment securities are not separated. Such fluctuations are included in the net realized and unrealized gain or loss on investments.

Net realized foreign exchange gains or losses arise from activity in forward foreign currency exchange contracts, sales of foreign currency, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest, and foreign withholding taxes recorded by the Portfolio and the U.S. dollar equivalent of

MSF-28

Metropolitan Series Fund

Russell 2000 Index Portfolio

Notes to Financial Statements—December 31, 2013—(Continued)

the amounts actually received or paid by the Portfolio. Net unrealized foreign exchange gains and losses arise from changes in the value of assets and liabilities, other than investment securities, resulting from changes in foreign exchange rates.

Income Taxes - It is the Portfolio’s policy to comply with the requirements of the Internal Revenue Code of 1986, as amended, and regulations thereunder, applicable to regulated investment companies and to distribute, with respect to each taxable year, all of its taxable income to shareholders. Therefore, no federal income tax provision is required. The Portfolio files U.S. federal tax returns. No income tax returns are currently under examination. The Portfolio’s federal tax returns for the prior three fiscal years remain subject to examination by the Internal Revenue Service. As of December 31, 2013, the Portfolio had no uncertain tax positions that would require financial statement recognition, or de-recognition or disclosure.

Dividends and Distributions to Shareholders - The Portfolio records dividends and distributions on the ex-dividend date. Net realized gains from security transactions (if any) are generally distributed annually to shareholders. The timing and characterization of certain income and capital gains distributions are determined in accordance with federal tax regulations that may differ from GAAP. Permanent book and tax basis differences relating to shareholder distributions will result in reclassification between under/over distributed net investment income, accumulated net realized gains/losses, and paid-in surplus. Book-tax differences are primarily due to foreign currency transactions, passive foreign investment companies (PFIC), real estate investment trust (REIT) adjustments, and return of capital dividends. These adjustments have no impact on net assets or the results of operations.

Securities Lending - The Portfolio may lend its portfolio securities to certain qualified brokers who borrow securities in order to complete certain securities transactions. By lending its portfolio securities, the Portfolio attempts to increase its net investment income through the receipt of income on collateral held from securities on loan. Any gain or loss in the market price of the loaned securities that might occur and any interest earned or dividends declared during the term of the loan would accrue to the account of the Portfolio.

The Trust has entered into a securities lending arrangement with the custodian. Under this arrangement, the custodian is authorized to loan portfolio securities on the Portfolio’s behalf. In exchange, the Portfolio receives either cash or securities as collateral against the loaned securities. The Portfolio receives collateral at least equal to 102% of the market value of the loaned securities (105% for foreign equity securities), at each loan’s inception. Collateral representing at least 100% of the market value of the loaned securities must be maintained for the duration of the loan. A liability for cash collateral is reflected on the Statement of Assets and Liabilities, and is categorized as Level 2 within the fair value hierarchy. Cash collateral is generally invested in the State Street Navigator Securities Lending MET Portfolio (the “Navigator Portfolio”), a series of the State Street Navigator Securities Lending Trust that is managed by an affiliate of the custodian. The Navigator Portfolio is a registered money market fund that invests in a variety of high-quality, U.S. dollar-denominated instruments. If the market value of the collateral at the close of trading on a business day is less than 100% of the market value of the loaned securities at the close of trading on that day, the borrower shall be required to deliver, by the close of business on the following business day, an additional amount of collateral, so that the total amount of posted collateral is equal to at least 100% of the market value of all the loaned securities as of such preceding day. A portion of net income (income after the deduction of expenses and fees of the Navigator Portfolio) on the collateral is rebated to the borrower of the securities and the remainder is split between the custodian and the Portfolio. On loans collateralized by U.S. Treasuries, a fee is received from the borrower and is allocated between the Portfolio and the custodian. The risks associated with lending portfolio securities include, but are not limited to, possible delays in receiving additional collateral or in the recovery of the loaned securities, possible loss of rights in the collateral should the borrower fail financially, as well as risk of loss in the value of the collateral or the value of the investments made with the collateral. The lending agent has agreed to indemnify the Portfolio in the case of default of any securities borrower. Income received by the Portfolio in securities lending transactions during the year ended December 31, 2013 is reflected as Securities lending income on the Statement of Operations. Any outstanding loans by the Portfolio at December 31, 2013 are disclosed in the footnotes to the Schedule of Investments.

3. Investments in Derivative Instruments

Futures Contracts - The Portfolio may buy and sell futures contracts as a hedge, to maintain investment exposure to a target asset class or to enhance return. The Portfolio may be subject to fluctuations in equity prices, interest rates, commodity prices, and foreign currency exchange rates in the normal course of pursuing its investment objective. Futures contracts are standardized agreements to buy or sell a security, or deliver a final cash settlement price in connection with an index, interest rate, currency, or other asset. The Portfolio must deposit an amount (“initial margin”) equal to a certain percentage of the face value of the futures contract. The initial margin may be in the form of cash or securities, which is returned when the Portfolio’s obligations under the contract have been satisfied. If cash is deposited as the initial margin, it is shown as cash collateral on the Statement of Assets and Liabilities. Futures contracts are marked-to-market daily, and subsequent payments (“variation margin”) are made or received by the Portfolio depending on whether unrealized gains or losses are incurred. These amounts are reflected as receivables or payables on the Statement of Assets and Liabilities and as a component of net change in unrealized appreciation/depreciation on the Statement of Operations. When the contract is closed or expires, the Portfolio records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. Risks of entering into futures contracts (and related options) include

MSF-29

Metropolitan Series Fund

Russell 2000 Index Portfolio

Notes to Financial Statements—December 31, 2013—(Continued)

the possibility that the market for these instruments may be illiquid and that a change in the value of the contract or option may not correlate perfectly with changes in the value of the underlying instrument. Futures contracts are exchange-traded and the exchange’s clearinghouse, as counterparty to all exchange-traded futures, guarantees the futures contracts against default. For over-the-counter futures the Portfolio’s ability to terminate the positions may be more limited than in the case of exchange-traded positions and may also involve the risk that securities dealers participating in such transactions would fail to meet their obligations to the Portfolio.

At December 31, 2013, the Portfolio had the following derivatives, categorized by risk exposure:

	Asset Derivatives
Risk Exposure	Statement of Assets & Liabilities Location	Fair Value
Equity	Unrealized appreciation on futures contracts*	$1,247,648

*	Includes cumulative appreciation/depreciation of futures contracts as reported in the Schedule of Investments. Only the current day’s variation margin is reported within the Statement of Assets and Liabilities.

Transactions in derivative instruments during the year ended December 31, 2013 were as follows:

Statement of Operations Location—Net Realized Gain (Loss)	Equity
Futures contracts	$5,402,927

Statement of Operations Location—Net Change in Unrealized Appreciation (Depreciation)	Equity
Futures contracts	$1,001,108

For the year ended December 31, 2013, the average amount or number per contract outstanding for each derivative type was as follows:

Derivative Description	Average Notional Par or Face Amount‡
Futures contracts long	$19,700

‡	Averages are based on activity levels during 2013.

4. Certain Risks

Market Risk: In the normal course of business, the Portfolio invests in securities and enters into transactions where risks exist due to fluctuations in the market (market risk) or failure of the other party to a transaction to perform (credit and counterparty risk). The value of securities held by the Portfolio may decline in response to certain events, including those directly involving the companies whose securities are owned by the Portfolio; conditions affecting the general economy; overall market changes; local, regional or global political, social or economic instability; currency, interest rate, and price fluctuations.

Credit and Counterparty Risk: The Portfolio may be exposed to counterparty risk, or the risk that an entity with which the Portfolio has unsettled or open transactions may default. The potential loss could exceed the value of the financial assets and liabilities recorded in the financial statements. Financial assets that potentially expose the Portfolio to credit and counterparty risk consist principally of cash due from counterparties and investments. The Portfolio manages counterparty risk by entering into agreements only with counterparties that it believes have the financial resources to honor their obligations and by monitoring the financial stability of those counterparties. The Portfolio’s investment adviser attempts to mitigate counterparty risk by (i) periodically assessing the creditworthiness of its trading partners, (ii) monitoring and/or limiting the amount of its net exposure to each individual counterparty based on its assessment, and (iii) requiring collateral from the counterparty for certain transactions. In order to preserve certain safeguards for non-standard settlement trades, the Portfolio restricts its exposure to credit and counterparty losses by entering into master netting agreements with counterparties (approved brokers) with whom it undertakes a significant volume of transactions. Master Agreements govern the terms of certain transactions, and reduce the counterparty risk associated with relevant transactions by specifying credit protection mechanisms and providing standardization that improves legal certainty. Master Agreements can also help limit counterparty risk by specifying collateral posting arrangements at pre-arranged exposure levels. Collateral requirements may differ by type of derivative or investment, as applicable. Collateral or margin requirements are set by the broker or exchange clearing house for exchange traded derivatives (e.g., futures contracts and exchange traded options) while collateral terms are contract specific for over-the-counter traded derivatives (e.g., forward foreign currency exchange contracts, swap agreements and over-the-counter options).

MSF-30

Metropolitan Series Fund

Russell 2000 Index Portfolio

Notes to Financial Statements—December 31, 2013—(Continued)

Customer Account Agreements and related addendums govern cleared derivatives transactions such as futures, options on futures, and cleared OTC derivatives. Cleared derivative transactions require posting of initial margin as determined by each relevant clearing agency which is segregated at a broker account registered with the Commodities Futures Trading Commission (CFTC), or the applicable regulator. In the U.S., counterparty risk is significantly reduced as creditors of the futures broker do not have claim to Portfolio assets in the segregated account. Additionally, portability of exposure in the event of default further reduces risk to the Portfolio. Variation margin, or changes in market value, are exchanged daily, but may not be netted between futures and cleared OTC derivatives.

Additional risks associated with each type of investment are described above within the respective security type notes. The Portfolio’s prospectus includes a discussion of the principal risks of investing in the Portfolio.

5. Investment Transactions

Aggregate cost of purchases and proceeds of sales of investment securities, excluding short-term securities, for the year ended December 31, 2013 were as follows:

Purchases		Sales
U.S. Government	Non U.S. Government	U.S. Government	Non U.S. Government
$0	$192,626,707	$0	$202,362,769

6. Investment Management Fees and Other Transactions with Affiliates

Investment Management Agreement - MetLife Advisers is the investment adviser to the Portfolio. The Trust has entered into an investment management agreement with MetLife Advisers with respect to the Portfolio. For providing investment management services to the Portfolio, MetLife Advisers receives monthly compensation at the annual rate of 0.250% of average daily net assets. Fees earned by MetLife Advisers with respect to the Portfolio for the year ended December 31, 2013 were $1,945,541.

MetLife Advisers has entered into an investment subadvisory agreement with MetLife Investment Management, LLC (“MIM”) with respect to the Portfolio. For providing subadvisory services to the Portfolio, MetLife Advisers has agreed to pay MIM an investment subadvisory fee for each class of the Portfolio as follows::

% per annum	Average Daily Net Assets
0.040%	On the first $500 million
0.030%	Of the next $500 million
0.015%	On amounts over $1 billion

Fees earned by MIM with respect to the Portfolio for the year ended December 31, 2013 were $283,465.

Management Fee Waivers - Pursuant to an expense agreement, MetLife Advisers has agreed, for the period April 29, 2013 through April 27, 2014, to reduce its advisory fees set out above under “Investment Management Agreement” for each class of the Portfolio as follows:

% per annum	Average Daily Net Assets
0.005%	Over $500 million and under $1 billion
0.010%	Of the next $1 billion
0.015%	On amounts over $2 billion

An identical expense agreement was in place for the period April 30, 2012 through April 28, 2013. Amounts waived for the year ended December 31, 2013 are shown as management fee waivers in the Statement of Operations.

Certain officers and trustees of the Trust may also be officers of MetLife Advisers; however, such officers and trustees receive no compensation from the Trust.

Transfer Agency Agreement - MetLife serves as the transfer agent for the Trust. MetLife receives no fees for its services to the Trust under the transfer agency agreement.

Distribution and Service Fees - The Trust has a distribution agreement with MetLife Investors Distribution Company (“MIDC” or the “Distributor”) in which MIDC serves as the distributor for the Portfolio’s Class A, B, E, and G Shares. MIDC is a wholly-owned subsidiary of MetLife Investors Group, Inc., an affiliate of the Adviser. The Trust has also adopted a Distribution and Service Plan under Rule 12b-1 of the 1940 Act for the Portfolio’s Class B, E, and G Shares. Under the Distribution and Service Plan, the Class B, E, and G Shares of the Portfolio pay a fee to compensate the Insurance Companies (or their affiliates) and other broker-dealers and financial intermediaries involved in the offer and sale of Portfolio shares for promoting or selling and servicing the Class B, E, and G

MSF-31

Metropolitan Series Fund

Russell 2000 Index Portfolio

Notes to Financial Statements—December 31, 2013—(Continued)

Shares of the Portfolio. The fees under the Distribution and Service Plan for each class of the Portfolio’s shares are calculated as a percentage of the Portfolio’s average daily net assets that are attributable to that Class. Currently, the fee is 0.25% per year for Class B Shares, 0.15% per year for Class E Shares, and 0.30% per year for Class G Shares. Amounts incurred by the Portfolio for the year ended December 31, 2013 are shown as Distribution and service fees in the Statement of Operations.

Deferred Trustee Compensation - Each Trustee who is not currently an employee of the Adviser or any of its affiliates receives compensation from the Trust for his or her service to the Trust. A deferred compensation plan (the “Plan”) is available to the Trustees on a voluntary basis. Deferred amounts remain in the Trust until distributed in accordance with the provisions of the Plan. The value of a participating Trustee’s deferral account is based on theoretical investments of deferred amounts, on the normal payment dates in certain portfolios of the Trust or Met Investors Series Trust, an affiliate of the Trust, as designated by the participating Trustee. Changes in the value of participants’ deferral accounts are reflected as Trustees’ fees and expenses in the Statement of Operations. The portion of the accrued obligations allocated to the Portfolio under the Plan is reflected as Deferred trustees’ fees in the Statement of Assets and Liabilities.

7. Contractual Obligations

Under the Trust’s organizational documents, its officers and Trustees may be indemnified against certain liabilities and expenses arising out of the performance of their duties to the Trust. Additionally, the Trust has a variety of indemnification obligations under contracts with its service providers. The Trust’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Trust that have not yet occurred.

8. Income Tax Information

The tax character of distributions paid for the periods ended December 31, 2013 and 2012 was as follows:

Ordinary Income		Long-Term Capital Gain		Total
2013	2012	2013	2012	2013	2012
$11,245,758	$6,770,218	$—	$—	$11,245,758	$6,770,218

As of December 31, 2013, the components of distributable earnings (accumulated losses) on a federal income tax basis were as follows:

Undistributed Ordinary Income	Undistributed Long-Term Capital Gain	Net Unrealized Appreciation	Loss Carryforwards	Other Accumulated Capital Losses	Total
$9,509,767	$19,575,039	$266,251,606	$—	$—	$295,336,412

The Portfolio utilizes the provisions of the federal income tax laws that provide for the carryforward of capital losses for prior years, offsetting such losses against any future realized capital gains. Under the Regulated Investment Company Modernization Act of 2010 (the “Act”), net capital losses recognized after December 22, 2010 may be carried forward indefinitely and their character is retained as short-term and/or long-term losses. Previously, net capital losses were carried forward for up to eight years and treated as short-term losses. As a transition rule, the Act requires that post-enactment net capital losses be used before pre-enactment net capital losses.

During the year ended December 31, 2013, the Portfolio utilized capital loss carryforwards of $31,464,592.

As of December 31, 2013, the Portfolio had no post-enactment accumulated capital losses and no pre-enactment accumulated capital loss carryforwards.

MSF-32

Metropolitan Series Fund

Russell 2000 Index Portfolio

Report of Independent Registered Public Accounting Firm

To the Shareholders of Russell 2000 Index Portfolio and the Board of Trustees of Metropolitan Series Fund:

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Russell 2000 Index Portfolio, one of the portfolios constituting Metropolitan Series Fund (the “Trust”) as of December 31, 2013, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Trust’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Trust is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Trust’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2013, by correspondence with the custodian and brokers; where replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Russell 2000 Index Portfolio of Metropolitan Series Fund, as of December 31, 2013, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

Deloitte & Touche LLP

Boston, Massachusetts

February 27, 2014

MSF-33

Metropolitan Series Fund

Trustees and Officers of Metropolitan Series Fund

The Trustees and executive officers of the Trust, their ages and their principal occupations during the past five years are set forth below. Unless otherwise indicated, the business address of each is One Financial Center, Boston, MA 02111. Each Trustee who is deemed an “interested person,” as such term is defined in the 1940 Act, is indicated by an asterisk. Those Trustees who are not “interested persons” as defined in the 1940 Act are referred to as “Independent Trustees.” Additional information about the Trustees is available in the Statement of Additional Information, which is available without charge, upon request, by calling (800) 848-3854.

Trustees of the Trust

Name and Age	Position(s) Held with Registrant	Term of Office and Length of Time Served	Principal Occupation(s) During the Past 5 Years(1)	Number of Portfolios in Fund Complex(2) overseen	Other Directorships Held by Trustee During the Past 5 Years(1)
Interested Trustee
Elizabeth M. Forget* (47)	Trustee, Chairman of the Board, President and Chief Executive Officer	Indefinite; From May 2006 (President and Chief Executive Officer)/ August 2006 (Trustee and Chairman of the Board) to present	Senior Vice President, MetLife Inc.; President, MetLife Advisers, LLC and a predecessor company.	79	Trustee, Met Investors Series Trust (the “MIST Trust”);** various MetLife-affiliated boards.

Independent Trustees
Stephen M. Alderman (54)	Trustee	Indefinite; From April 2012 to present	Shareholder in the law firm of Garfield & Merel, Ltd.	79	Trustee, MIST Trust;** Director, International Truck Leasing Corp.

Robert J. Boulware (57)	Trustee	Indefinite; From April 2012 to present	Managing Director, Pilgrim Funds, LLC (private equity fund).	79	Trustee, MIST Trust;** Trustee, Vertical Capital Income Fund (closed-end fund); Director, Gainsco, Inc. (auto insurance).

Susan C. Gause (61)	Trustee	Indefinite; From April 2012 to present	Private Investor.	79	Trustee, MIST Trust;** Trustee, HSBC Funds.

Nancy Hawthorne (62)	Trustee	Indefinite; From May 2003 to present	Chief Executive Officer, Clerestory LLC (corporate advisor).	79	MIST Trust;** Director, THL Credit, Inc.**; Director, Avid Technology, Inc.**

Barbara A. Nugent (57)	Trustee	Indefinite; From January 2014 to present	President, True North Board Governance, LLC (consulting); until 2014, partner in the law firm of Stradley Ronon Stevens & Young, LLP.	79	Trustee, MIST Trust**; Director, Episcopal Healthcare Foundation; until 2014, member, Mutual Fund Directors Forum Advisory Board.

Keith M. Schappert (62)	Trustee	Indefinite; From August 2009 to present	Principal, Schappert Consulting LLC (asset management consulting).	79	Trustee, MIST Trust;** Director, The Commonfund for Nonprofit Organizations; until 2011, Director, Trilogy Global Advisors; Director, Mirae Asset Discovery Funds,** Director, Calamos Investments.

Linda B. Strumpf (66)	Trustee	Indefinite; From May 2000 to present	Chair of the Investment Committee, Leona M. and Harry B. Helmsley Charitable Trust; until 2011, Chief Investment Officer, Leona M. and Harry B. Helmsley Charitable Trust.	79	Since 2012, Trustee, MIST Trust,** Trustee and Member of Investment Committee, The Pennsylvania State University.

Dawn M. Vroegop (47)	Trustee	Indefinite; From May 2009 to present	Private Investor.	79	Trustee, MIST Trust,** Trustee, Driehaus Mutual Funds; Director and Investment Committee Chair, City College of San Francisco Foundation.

MSF-34

Metropolitan Series Fund

Trustees and Officers of Metropolitan Series Fund—(Continued)

Executive Officers of the Trust

Name and Age	Position(s) Held with Registrant	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years(1)
Elizabeth M. Forget (47)	President, Chief Executive Officer, Trustee and Chairman of the Board	From May 2006 (President and Chief Executive Officer)/ August 2006 (Trustee and Chairman of the Board) to present	See principal occupation information in the table above.

Jeffrey L. Bernier (42)	Vice President	From February 2008 to present	Vice President, MetLife, Inc.; Senior Vice President, MetLife Advisers, LLC and a predecessor company.

Peter H. Duffy (58)	Chief Financial Officer and Treasurer	From November 2000 to present	Senior Vice President, MetLife Advisers, LLC; Vice President, MetLife, Inc.

Andrew L. Gangolf (59)	Secretary	From May 2011 to present	Senior Vice President, MetLife Advisers, LLC; Senior Vice President & Assistant General Counsel, AllianceBerstein Investments, Inc.

Jeffrey P. Halperin (46)	Chief Compliance Officer	From November 2005 to present	Vice President, MetLife, Inc.; Chief Compliance Officer, MIST; Chief Compliance Officer, MSF Trust; Chief Compliance Officer, MetLife Advisers, LLC and a predecessor company; Chief Compliance Officer, MetLife Investment Management, LLC (formerly MetLife Investment Advisors Company, LLC).

Alan C. Leland, Jr. (61)	Vice President	From February 2005 to present	Treasurer and Chief Financial Officer, MetLife Advisers, LLC; Vice President, MetLife Group Inc.; Vice President, MetLife, Inc.

*	Ms. Forget is an “interested person” of the Trust because of her positions with MetLife Advisers, LLC and her ownership of securities issued by MetLife, Inc., the ultimate parent company of MetLife Advisers, LLC.
**	Indicates a directorship with a registered investment company or a company subject to the reporting requirements of the Securities Exchange Act of 1934, as amended.
(1)	Previous positions during the past five years with the Trust, MetLife, Inc. or the Adviser are omitted if not materially different.
(2)	The Fund Complex includes 49 Portfolios of the MIST Trust and 30 Portfolios of the Trust.

MSF-35

Metropolitan Series Fund

Russell 2000 Index Portfolio

Board of Trustees’ Consideration of Advisory and Sub-Advisory Agreements

At an in-person meeting of the Boards of Trustees (the “Board”) of Met Investors Series Trust and Metropolitan Series Fund (“MIST” and “MSF,” respectively, and collectively, the “Trusts”) held on November 19-20, 2013, the Board, including a majority of the Trustees who are not considered to be “interested persons” of the Trusts (the “Independent Trustees”) under the Investment Company Act of 1940, as amended (the “1940 Act”), approved for an annual period the continuation of each Trust’s advisory agreement (the “Advisory Agreement”) with MetLife Advisers, LLC (the “Adviser”) and the applicable sub-advisory agreements (each a “Sub-Advisory Agreement,” and collectively with the Advisory Agreement, the “Agreements”) between the Adviser and the investment sub-advisers (each a “Sub-Adviser,” and collectively, the “Sub-Advisers”) for each of the series of the Trusts, including the Russell 2000 Index Portfolio (each a “Portfolio,” and collectively, the “Portfolios”).1

In considering the Agreements, the Board reviewed a variety of materials provided by the Adviser and the Sub-Advisers relating to the Portfolios, including comparative performance, fee and expense information for an appropriate peer group of similar mutual funds, performance information for relevant benchmark indices and other information regarding the nature, extent and quality of services provided by the Adviser and the Sub-Advisers under their respective Agreements. The Board also took into account its experience with the Adviser and the Sub-Advisers and information provided to the Board in its meetings throughout the year with respect to the services provided by the Adviser and the Sub-Advisers, including quarterly performance reports prepared by management containing reviews of investment results, and periodic presentations from certain of the Sub-Advisers with respect to the Portfolios they manage. The Independent Trustees also assessed reports provided by the Board’s independent consultant, who reviewed and provided analyses regarding investment performance, fees and expenses, and other information provided by, or at the direction of, the Adviser and the Sub-Advisers, as more fully discussed below.

The Independent Trustees were separately advised by independent legal counsel throughout the process, and met with independent legal counsel in periodic executive sessions. Prior to voting to continue the Agreements at the November meeting, the Independent Trustees also received a memorandum from their independent counsel discussing the legal standards for their consideration of the proposed continuation of the Agreements. The Board also met in person with personnel of the Adviser on September 17, 2013 for the specific purpose of giving preliminary consideration to the proposed continuation of the Agreements and to request additional information they considered reasonably necessary to their deliberations. The Independent Trustees also discussed the proposed continuation of the Agreements in private sessions with their independent legal counsel at which no representatives of management were present.

In considering whether to approve the renewal of the Advisory Agreement with the Adviser and any applicable Sub-Advisory Agreements with respect to a Portfolio, the Board reviewed and analyzed the factors it deemed relevant, including: (1) the nature, extent and quality of the services to be provided to the Portfolios by the Adviser and the Sub-Advisers; (2) the performance of the Portfolios as compared to a peer group and an appropriate index; (3) the Adviser’s and each of the Sub-Adviser’s personnel and operations; (4) the financial condition of the Adviser and of the Sub-Advisers; (5) the level and method of computing each Portfolio’s advisory and sub-advisory fees; (6) the profitability of the Adviser under the Advisory Agreement and of certain of the Sub-Advisers under the Sub-Advisory Agreements; (7) any “fall-out” benefits to the Adviser, the Sub-Advisers and their affiliates (i.e., ancillary benefits realized by the Adviser, the Sub-Advisers or their affiliates from the Adviser’s or Sub-Advisers’ relationship with the Trusts); (8) the anticipated effect of growth in size on Portfolio expenses; (9) fees paid to certain of the Sub-Advisers by comparable institutional and retail accounts; and (10) possible conflicts of interest.

Nature, extent and quality of services. The Board evaluated the nature, extent and quality of the services that the Adviser, and the Sub-Advisers as relevant, have provided to the Portfolios. The Board considered the Adviser’s services as investment manager to the Portfolios, including services relating to the selection and oversight of the Sub-Advisers for the applicable Portfolios. The Board considered, among other things, the Adviser’s oversight of the provision of services to the Portfolios by the Sub-Advisers, including with respect to investment activities and trading practices, and the Sub-Adviser’s compliance with fund policies, objectives and Board directives, compliance policies and procedures and applicable law. The Adviser’s services in coordinating and overseeing the activities of the Trusts’ other service providers were also considered. The Board also evaluated the expertise and performance of the personnel of the Adviser who performed services for the Portfolios throughout the year.

The Board considered information received from the Trust’s Chief Compliance Officer (“CCO”) regarding the Portfolios’ compliance policies and procedures established pursuant to Rule 38a-l under the 1940 Act. The Board also evaluated the CCO’s ongoing reports concerning the CCO’s oversight of the risk assessment processes of the Sub-Advisers.

1 The Pyramis Managed Risk Portfolio recently commenced operations and, therefore, the Agreement with respect to this Portfolio was not up for renewal.

MSF-36

Metropolitan Series Fund

Russell 2000 Index Portfolio

Board of Trustees’ Consideration of Advisory and Sub-Advisory Agreements—(Continued)

With respect to the services provided by each of the Sub-Advisers, the Board considered, among other things, information provided to the Board by each Sub-Adviser. The Board considered the Sub-Adviser’s current level of staffing and its overall resources, as well as its compensation program. The Board reviewed each Sub-Adviser’s history and investment experience, as well as information regarding the qualifications, background and responsibilities of the Sub-Adviser’s investment and compliance personnel who provide services to the Portfolios. The Board also considered, among other things, the Sub-Adviser’s compliance program and any disciplinary history. The Board also took into account the Sub-Adviser’s risk assessment and monitoring process. The Board noted each Sub-Adviser’s regulatory history, including whether it was currently involved in any regulatory actions or investigations as well as material litigation, and any settlements and amelioratory actions undertaken, as appropriate. The Board also noted that the CCO and his staff conduct regular, periodic compliance reviews with each of the Sub-Advisers and present reports to the Independent Trustees regarding the same, which includes evaluating the regulatory compliance systems of the Sub-Advisers and procedures reasonably designed by them to help assure compliance with the federal securities laws, including issues related to late trading and market timing, best execution, fair value pricing, and proxy voting procedures, among others. The Board also took into account the financial condition of each Sub-Adviser. In its review, the Board also received and took into account information regarding any services and/or payments provided to the Adviser by the Sub-Advisers in connection with marketing activities.

The Board considered each Sub-Adviser’s investment process and philosophy. The Board took into account that each Sub-Adviser’s responsibilities include the development and maintenance of an investment program for the applicable Portfolio which is consistent with the Portfolio’s investment objectives, the selection of investment securities and the placement of orders for the purchase and sale of such securities, as well as the implementation of compliance controls related to performance of these services. The Board also reviewed each Sub-Adviser’s brokerage policies and practices.

Performance. The Board considered the performance of the Portfolios as described in the quarterly reports prepared by management, and as also analyzed in reports prepared by the Independent Trustees’ independent consultant. The Board noted that the Adviser reviews with the Board on a quarterly basis detailed information about the Portfolios’ performance results, portfolio composition and investment strategies. The Board also reviewed and considered a separate report prepared by Lipper Inc. (“Lipper”), an independent third party, which provided a statistical analysis comparing the Portfolios’ investment performance, expenses, and fees to comparable funds underlying variable insurance products (the “Performance Universe”). In addition, the Independent Trustees met separately with a representative of Bobroff Consulting, Inc., an independent consultant (“Bobroff), at a special board meeting in September 2013, to review the separate reports prepared by such consultant (“Bobroff Report”), which analyzed the report prepared by Lipper. The Board also considered each Portfolio’s more recent performance subsequent to the performance period covered by the Lipper reports, and management’s discussion of the same, including the effect of current market conditions on each Portfolio’s more recent performance.

The Board reviewed the Portfolios’ performance records and the Adviser’s and Sub-Advisers’ management styles and long-term performance records with the Portfolios and comparable funds. The Board focused particular attention on Portfolios with less favorable performance records. The Board was mindful of the Adviser’s focus on each Sub-Adviser’s performance and noted that the Adviser has been active in monitoring and responding to any performance issues with respect to the Portfolios. The Board also took into account its discussions with management regarding factors that contributed to the performance of the Portfolios.

Among other data relating specifically to the Russell 2000 Index Portfolio’s performance, the Board considered that the Portfolio outperformed the median of its Performance Universe and its Lipper Index for the one-, three- and five-year periods ended June 30, 2013. The Board also considered that the Portfolio underperformed its benchmark, the Russell 2000 Index, for the one-, three- and five-year periods ended October 31, 2013.

Fees and Expenses. The Board gave consideration to the advisory fees payable under the Advisory Agreement and the sub-advisory fees payable under each of the Sub-Advisory Agreements. In this regard, the Board reviewed the advisory fees payable on a Portfolio-by-Portfolio basis based on information provided by the Adviser. The Independent Trustees, with the assistance of Bobroff, also examined the fees paid by a Portfolio in light of fees paid to other investment managers by comparable funds, as well as considered the fees charged by the Adviser to manage other comparable funds, as applicable. The Lipper report included comparisons of the Adviser’s fee schedule with that of its peers based on an asset-based analysis of relative fee structures according to the size of the Portfolio. In addition, the Board considered the Portfolios’ advisory and sub-advisory fees and total expenses as compared to similarly situated investment companies underlying variable insurance products deemed to be comparable to the Portfolios as determined by Lipper. The Board considered a Portfolio’s ranking within a smaller group of peer funds chosen by Lipper (the “Expense Group”), as well as the Portfolio’s ranking within broader groups of funds (the “Expense Universe” and the “Sub-advised Expense Universe”). The Board also considered a Portfolio’s contractual sub-advisory fees, as applicable, as compared to the Sub-advised Expense Universe as well as a

MSF-37

Metropolitan Series Fund

Russell 2000 Index Portfolio

Board of Trustees’ Consideration of Advisory and Sub-Advisory Agreements—(Continued)

smaller group of funds (the “Sub-advised Expense Group”). In comparing a Portfolio’s actual and contractual management fee to that of comparable funds, the Board noted that such fee includes both advisory and administrative fees.

The Board noted that the sub-advisory fees for the Portfolios are paid by the Adviser, not the Portfolios, out of the advisory fee. It was further noted that the Adviser negotiates such fees at arm’s length. The Board also considered that the Adviser had entered into expense limitation agreements with certain of the Portfolios, pursuant to which the Adviser has agreed to waive a portion of its advisory fee and/or reimburse certain expenses as a means of limiting a Portfolio’s total annual operating expenses. The Board further considered the amount of sub-advisory fees paid out by the Adviser and the amount of the management fees that it retained in light of the services performed by Sub-Advisers and Adviser, respectively.

With respect to the Russell 2000 Index Portfolio, the Board considered that the Portfolio’s actual management fees and total expenses (exclusive of 12b-1 fees) were below the median of the Expense Group, the Expense Universe and the Sub-advised Expense Universe. The Board further noted that the Portfolio’s contractual management fees were below the asset-weighted average of the Expense Group at the Portfolio’s current size. The Board also noted that the Portfolio’s contractual sub-advisory fees were below the average of the Sub-advised Expense Group and the Sub-advised Expense Universe at the Portfolio’s current size. The Board further noted that the Adviser had waived fees and/or reimbursed expenses during the past year.

Profitability. The Board examined the profitability of the Adviser on a Portfolio-by-Portfolio basis. The Board also considered that the Distributor, MetLife Investors Distribution Company, receives Rule 12b-1 payments to support the distribution of the products. The Board considered the profitability to the Sub-Advisers and their affiliates as a result of their relationships with the Portfolios, and the Board considered the ability of the Adviser to negotiate the Sub-Advisory Agreements and the fees thereunder at arm’s length. The Board also reviewed Portfolio specific data with regard to the profitability of the Portfolios to each Sub-Adviser, as available.

Economies of scale. The Board also considered the effect of the Portfolios’ growth in size on their fees. The Board noted that the fee schedules for most of the Portfolios contain breakpoints that reduce the fee rate above specified asset levels. The Board noted those Portfolios that did not contain breakpoints in the advisory fee and took into account management’s discussion of the same. The Board noted that those Portfolios with advisory fee schedules containing breakpoints generally reflect the inclusion of breakpoints in the sub-advisory fee schedule for such Portfolios. The Board considered the effective fees under the Advisory Agreement for a Portfolio as a percentage of assets at different asset levels and possible economies of scale that may be realized if the assets of the Portfolio grow. Among other data, the Board examined the effect of a Portfolio’s growth in size on various fee schedules and reviewed the Lipper and Bobroff Reports, which compared fees among peers. The Board also generally noted that if a Portfolio’s assets increase over time, the Portfolio may realize other economies of scale if assets increase proportionally more than certain other fixed expenses. In addition, the Board noted that the Adviser had taken a number of steps to date intended to share the benefits of economies of scale with contractholders.

With respect to the Russell 2000 Index Portfolio, the Board noted that the Portfolio’s advisory fee does not contain breakpoints. The Board noted that the Portfolio’s management fees were below the asset-weighted average of comparable funds at all asset levels. The Board considered the effect of the Portfolio’s current size and potential growth on its performance and fees. The Board noted management’s discussion of the Portfolio’s advisory fee structure. The Board also noted that if the Portfolio’s assets increased over time, the Portfolio might realize other economies of scale if assets increased proportionally more than certain other fixed expenses.

Other factors. As part of its evaluation of the Adviser’s compensation, the Board considered other benefits that may be realized by the Adviser and its affiliates from their relationship with the Trusts. Among them, the Board recognized that an affiliate of the Adviser, MetLife Investors Distribution Company, serves as the Distributor for the Trusts, and, as such, receives payments pursuant to Rule 12b-1 from the Portfolios to compensate it for providing shareholder services and selling activities, which could lead to growth in the Trusts’ assets and corresponding benefits from such growth, including economies of scale. The Board also considered that affiliates of the Adviser may benefit from certain indirect tax benefits relating to dividend received deductions and foreign tax credits. In conjunction with these considerations, the Board noted the costs of providing investment management and other services to the Portfolios and the ongoing commitment of the Adviser to the Portfolios.

The Board considered other benefits that may be realized by each Sub-Adviser and its affiliates from their relationship with the Trusts, including the opportunity to provide advisory services to additional portfolios of the Trusts and reputational benefits. In conjunction with these considerations, the Board noted the costs of providing investment advisory services to the Portfolios and the ongoing commitment of the Sub-Advisers to the Portfolios.

MSF-38

Metropolitan Series Fund

Russell 2000 Index Portfolio

Board of Trustees’ Consideration of Advisory and Sub-Advisory Agreements—(Continued)

The Board considered possible conflicts of interest in the form of material benefits or detriments to the Trusts resulting from the nature of the Trusts’ and the Adviser’s or the Sub-Advisers’ affiliations and the services that are provided to the Trusts, and the manner in which such conflicts were mitigated.

Conclusions. After full consideration of the factors discussed above, the Board, including a majority of the Independent Trustees, approved the Advisory Agreement and the Sub-Advisory Agreement, as applicable, with respect to each Portfolio, unless otherwise noted. In making its approvals, the Board concluded that the nature, extent and quality of services provided by the Adviser and each Sub-Adviser supported the renewal of the Agreements. The Board also concluded that the investment performance of each Fund was such that each Agreement should continue. In addition, the Board concluded that fees paid by a Portfolio to the Adviser and, if applicable, the Sub-Adviser appeared to be acceptable in light of nature, extent and quality of the services provided by the Adviser and Sub-Adviser. Further, the Board concluded that the Adviser’s profitability in providing services under the Advisory Agreements did not appear unreasonably high in light of the nature, extent and quality of the services provided by the Adviser. Finally, the Board concluded that the Advisory and Sub-Advisory fees in some measure share economies of scale with contractholders. In approving the renewal of each of the Agreements, the Board, including the Independent Trustees, did not identify any single factor as controlling, and generally attributed different weights to various factors for the various Portfolios. The Board evaluated all information available to them on a Portfolio-by-Portfolio basis, and their decisions were made separately with respect to each Portfolio.

MSF-39

Metropolitan Series Fund

T. Rowe Price Large Cap Growth Portfolio

Managed by T. Rowe Price Associates, Inc.

Portfolio Manager Commentary*

PERFORMANCE

For the one year period ended December 31, 2013, the Class A, B, and E shares of the T. Rowe Price Large Cap Growth Portfolio returned 39.16%, 38.77%, and 38.87%, respectively. The Portfolio’s benchmark, the Russell 1000 Growth Index1, returned 33.48%.

MARKET ENVIRONMENT / CONDITIONS

Major U.S. stock markets generated excellent returns in 2013. Early on, decent employment gains and the Federal Reserve’s the “Fed” quantitative easing program helped to offset concerns about federal tax increases and automatic spending cuts. Equities fell in May after the Fed indicated that it could begin slowing monthly asset purchases, but rallied in September after the slowdown was put on hold. Stocks weakened in October amid political turmoil, but stocks climbed after a temporary solution was reached. Investors welcomed the Fed’s mid-December announcement that it would reduce asset purchases and also keep short-term interest rates low. Small-cap stocks posted the biggest annual gains, followed by mid- and large-caps. As measured by various Russell indexes, growth stocks outperformed value stocks across all market capitalizations.

PORTFOLIO REVIEW / PERIOD-END POSITIONING

The Portfolio turned in positive results and outpaced its benchmark, driven by strong stock selection in the Consumer Discretionary sector. Increased travel spending boosted the share price of priceline.com. The firm continued to take market share from other online travel companies, thanks in part to its smartphone applications that travelers found helpful. Amazon.com’s shares rose during the second half of the year as investors anticipated a strong holiday shopping season. The company’s cloud computing and storage market also grew.

Prudent stock selection among Information Technology companies also contributed to relative results. Google benefited from the popularity of smartphones running its Android operating system, as well as increased advertising sales volume from both traditional and mobile markets. Global payment networks MasterCard and Visa both took advantage of better cost controls and also saw increased consumer credit card use outside the U.S.

Telecommunication Services stock selection and an overweight to the sector detracted from relative returns. Rising interest rates had a negative impact on Real Estate Investment Trusts and tower companies like Crown Castle International, as investors found securities with lower risk profiles but comparable yields.

Weaker stock selection in the Industrials sector also weighed on relative performance. Fastenal suffered from weakness in the construction and mining markets, which make up a large portion of the company’s customer base. Construction recovery has been slow, and weakened commodity prices led to a decline in mining activity. Shares of Roper Industries were up over the year, and the firm generated robust free cash flow, but weaker sales in the company’s energy division caused it to lag the broader Industrials sector.

The Portfolio ended the period with overweights to Telecommunication Services, Energy, and Consumer Discretionary stocks relative to the benchmark. The Portfolio’s positioning in Industrials and Financials were roughly in line with the benchmark. The Portfolio was underweight to the Information Technology, Consumer Staples, Utilities, Materials, and Health Care sectors.

P. Robert Bartolo

Portfolio Manager

T. Rowe Price Associates, Inc.

Effective January 21, 2014, Joseph B. Fath assumed Portfolio Management responsibilities from P. Robert Bartolo for this Portfolio.

* This commentary may include statements that constitute “forward-looking statements” under the U.S. securities laws. Forward-looking statements include, among other things, projections, estimates, and information about possible or future results related to the Portfolio, market or regulatory developments. The views expressed above are not guarantees of future performance or economic results and involve certain risks, uncertainties and assumptions that could cause actual outcomes and results to differ materially from the views expressed herein. The views expressed above are subject to change at any time based upon economic, market, or other conditions and the subadvisory firm undertakes no obligation to update the views expressed herein. Any discussions of specific securities should not be considered a recommendation to buy or sell those securities. The views expressed above (including any forward-looking statement) may not be relied upon as investment advice or as an indication of the Portfolio’s trading intent. Information about the Portfolio’s holdings, asset allocation or country diversification is historical and is not an indication of future Portfolio composition, which may vary. Direct investment in any index is not possible. The performance of any index mentioned in this commentary has not been adjusted for ongoing management, distribution and operating expenses, and sales charges applicable to mutual fund investments. In addition, the returns do not reflect additional fees charged by separate accounts or variable insurance contracts that an investor in the Portfolio may pay. If these additional fees were reflected, performance would have been lower.

MSF-1

Metropolitan Series Fund

T. Rowe Price Large Cap Growth Portfolio

A $10,000 INVESTMENT COMPARED TO THE RUSSELL 1000 GROWTH INDEX

AVERAGE ANNUAL RETURNS (%) (FOR THE YEAR ENDED DECEMBER 31, 2013)

	1 Year	5 Year	10 Year
T. Rowe Price Large Cap Growth Portfolio
Class A	39.16	22.41	8.77
Class B	38.77	22.09	8.50
Class E	38.87	22.22	8.61
Russell 1000 Growth Index	33.48	20.39	7.83

1 The Russell 1000 Growth Index is an unmanaged measure of performance of the largest capitalized U.S. companies, within the Russell 1000 companies, that have higher price-to-book ratios and forecasted growth values.

Portfolio performance is calculated including reinvestment of all income and capital gain distributions. Performance numbers are net of all Portfolio expenses but do not include any insurance, sales, separate account or administrative charges of variable annuity or life insurance contracts or any additional expenses that participants may bear relating to the operations of their plans. If these charges were included, the returns would be lower. The performance of any index referenced above has not been adjusted for ongoing management, distribution and operating expenses, and sales charges applicable to mutual fund investments. Direct investment in any index is not possible. The performance of Class A shares, as set forth in the line graph above, will differ from that of other classes because of the difference in expenses paid by policyholders investing in the different share classes.

This information represents past performance and is not indicative of future results. Investment return and principal value may fluctuate so that shares, upon redemption, may be worth more or less than the original cost.

PORTFOLIO COMPOSITION AS OF DECEMBER 31, 2013

Top Holdings

% of Net Assets
Google, Inc. - Class A	6.2
Amazon.com, Inc.	5.3
MasterCard, Inc. - Class A	3.0
priceline.com, Inc.	3.0
Apple, Inc.	2.9
Visa, Inc. - Class A	2.8
Gilead Sciences, Inc.	2.8
Crown Castle International Corp.	2.3
Danaher Corp.	2.2
Precision Castparts Corp.	2.2

Top Sectors

% of Market Value of Total Long-Term Investments
Consumer Discretionary	27.7
Information Technology	26.7
Industrials	12.5
Health Care	11.8
Financials	5.6
Energy	4.8
Consumer Staples	4.2
Materials	3.5
Telecommunication Services	3.2

MSF-2

Metropolitan Series Fund

T. Rowe Price Large Cap Growth Portfolio

Understanding Your Portfolio’s Expenses

Shareholder Expense Example

As a shareholder of the Portfolio, you incur ongoing costs, including management fees; distribution and service (12b-1) fees; and other Portfolio expenses. This example is intended to help you understand your ongoing costs (in dollars) (referred to as “expenses”) of investing in the Portfolio and compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period, July 1, 2013 through December 31, 2013.

Actual Expenses

The first line for each share class of the Portfolio in the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested in the particular share class of the Portfolio, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line for each share class of the Portfolio in the table below provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any fees or charges of your variable insurance product or any additional expenses that participants in certain eligible qualified plans may bear relating to the operations of their plan. Therefore, the second line for each share class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these other costs were included, your costs would have been higher.

T. Rowe Price Large Cap Growth Portfolio		Annualized Expense Ratio	Beginning Account Value July 1, 2013	Ending Account Value December 31, 2013	Expenses Paid During Period** July 1, 2013 to December 31, 2013
Class A(a)	Actual	0.58%	$1,000.00	$1,251.10	$3.29
	Hypothetical*	0.58%	$1,000.00	$1,022.28	$2.96

Class B(a)	Actual	0.83%	$1,000.00	$1,249.10	$4.71
	Hypothetical*	0.83%	$1,000.00	$1,021.02	$4.23

Class E(a)	Actual	0.73%	$1,000.00	$1,250.00	$4.14
	Hypothetical*	0.73%	$1,000.00	$1,021.53	$3.72

* Hypothetical assumes a rate of return of 5% per year before expenses.

** Expenses paid are equal to the Portfolio’s annualized expense ratio for the most recent six month period, as shown above, multiplied by the average account value over the period, multiplied by the number of days (184 days) in the most recent fiscal half-year, divided by 365 (to reflect the one-half year period).

(a) The annualized expense ratio shown reflects the impact of the management fee waiver as described in Note 6 of the Notes to Financial Statements.

MSF-3

Metropolitan Series Fund

T. Rowe Price Large Cap Growth Portfolio

Schedule of Investments as of December 31, 2013

Common Stocks—98.9% of Net Assets

Security Description	Shares	Value

Aerospace & Defense—3.8%
Boeing Co. (The)	309,000	$42,175,410
Precision Castparts Corp.	217,080	58,459,644

		100,635,054

Air Freight & Logistics—0.7%
United Parcel Service, Inc. - Class B	182,800	19,208,624

Airlines—0.7%
Delta Air Lines, Inc.	321,100	8,820,617
United Continental Holdings, Inc. (a)	289,200	10,940,436

		19,761,053

Automobiles—0.8%
Harley-Davidson, Inc.	151,400	10,482,936
Tesla Motors, Inc. (a) (b)	69,490	10,449,906

		20,932,842

Beverages—0.8%
Monster Beverage Corp. (a)	124,700	8,450,919
PepsiCo, Inc.	147,800	12,258,532

		20,709,451

Biotechnology—7.7%
Alexion Pharmaceuticals, Inc. (a)	119,540	15,905,992
Biogen Idec, Inc. (a)	169,990	47,554,703
Celgene Corp. (a)	171,217	28,928,824
Gilead Sciences, Inc. (a)	983,000	73,872,450
Incyte Corp., Ltd. (a)	167,900	8,500,777
Pharmacyclics, Inc. (a)	84,800	8,970,144
Regeneron Pharmaceuticals, Inc. (a)	43,550	11,986,702
Vertex Pharmaceuticals, Inc. (a)	115,300	8,566,790

		204,286,382

Capital Markets—2.2%
Affiliated Managers Group, Inc. (a)	44,800	9,716,224
BlackRock, Inc.	44,400	14,051,268
Franklin Resources, Inc.	165,300	9,542,769
Invesco, Ltd.	380,088	13,835,203
TD Ameritrade Holding Corp.	385,500	11,811,720

		58,957,184

Chemicals—3.2%
Ecolab, Inc.	264,600	27,589,842
FMC Corp.	127,000	9,583,420
Praxair, Inc.	167,550	21,786,527
Sherwin-Williams Co. (The)	139,120	25,528,520

		84,488,309

Communications Equipment—1.5%
Juniper Networks, Inc. (a)	329,500	7,436,815
QUALCOMM, Inc.	454,200	33,724,350

		41,161,165

Computers & Peripherals—2.9%
Apple, Inc.	136,120	$76,378,293

Construction Materials—0.3%
Martin Marietta Materials, Inc. (b)	70,300	7,025,782

Consumer Finance—1.1%
American Express Co.	314,700	28,552,731

Diversified Financial Services—0.4%
IntercontinentalExchange Group, Inc.	45,520	10,238,358

Electrical Equipment—1.0%
Roper Industries, Inc.	189,040	26,216,067

Energy Equipment & Services—0.9%
FMC Technologies, Inc. (a)	196,300	10,248,823
Schlumberger, Ltd.	153,200	13,804,852

		24,053,675

Food & Staples Retailing—2.6%
Costco Wholesale Corp.	150,000	17,851,500
CVS Caremark Corp.	389,900	27,905,143
Whole Foods Market, Inc.	400,500	23,160,915

		68,917,558

Food Products—0.5%
Green Mountain Coffee Roasters, Inc. (a) (b)	79,000	5,970,820
Nestle S.A.	116,458	8,548,943

		14,519,763

Health Care Equipment & Supplies—0.7%
IDEXX Laboratories, Inc. (a) (b)	113,100	12,030,447
Stryker Corp.	93,700	7,040,618

		19,071,065

Health Care Providers & Services—2.1%
McKesson Corp.	282,800	45,643,920
UnitedHealth Group, Inc.	143,400	10,798,020

		56,441,940

Hotels, Restaurants & Leisure—6.6%
Carnival plc	291,944	12,056,032
Chipotle Mexican Grill, Inc. (a)	59,600	31,753,688
Las Vegas Sands Corp.	415,600	32,778,372
Marriott International, Inc. - Class A	175,560	8,665,642
MGM Resorts International (a)	648,100	15,243,312
Starbucks Corp.	591,300	46,352,007
Starwood Hotels & Resorts Worldwide, Inc.	229,900	18,265,555
Wynn Macau, Ltd.	2,690,000	12,316,058

		177,430,666

Household Durables—0.8%
D.R. Horton, Inc. (b)	453,200	10,115,424
Lennar Corp. - Class A (b)	258,000	10,206,480

		20,321,904

See accompanying notes to financial statements.

MSF-4

Metropolitan Series Fund

T. Rowe Price Large Cap Growth Portfolio

Schedule of Investments as of December 31, 2013

Common Stocks—(Continued)

Security Description	Shares	Value

Household Products—0.3%
Procter & Gamble Co. (The)	93,100	$7,579,271

Industrial Conglomerates—2.2%
Danaher Corp.	774,700	59,806,840

Internet & Catalog Retail—10.1%
Amazon.com, Inc. (a)	354,505	141,373,049
Ctrip.com International, Ltd. (ADR) (a)	221,001	10,966,070
Netflix, Inc. (a)	67,600	24,888,292
priceline.com, Inc. (a)	68,640	79,787,136
TripAdvisor, Inc. (a)	153,800	12,739,254

		269,753,801

Internet Software & Services—11.3%
Akamai Technologies, Inc. (a)	168,600	7,954,548
Baidu, Inc. (ADR) (a)	173,390	30,842,613
eBay, Inc. (a)	596,000	32,714,440
Facebook, Inc. - Class A (a)	278,000	15,195,480
Google, Inc. - Class A (a)	146,970	164,710,749
LinkedIn Corp. - Class A (a)	84,820	18,391,520
NAVER Corp.	22,399	15,436,450
Tencent Holdings, Ltd.	139,577	8,956,904
Twitter, Inc. (Private Placement) (a) (c)	53,577	3,125,995
Twitter, Inc. (a) (b)	54,700	3,481,655

		300,810,354

IT Services—7.6%
Alliance Data Systems Corp. (a) (b)	42,570	11,192,930
Cognizant Technology Solutions Corp. - Class A (a)	233,500	23,578,830
Fiserv, Inc. (a)	184,200	10,877,010
MasterCard, Inc. - Class A	97,100	81,123,166
Visa, Inc. - Class A	339,730	75,651,076

		202,423,012

Machinery—0.7%
Flowserve Corp.	117,700	9,278,291
Wabtec Corp.	113,600	8,437,072

		17,715,363

Media—2.0%
Charter Communications, Inc. - Class A (a)	56,600	7,740,616
Discovery Communications, Inc. - Class C (a)	149,500	12,537,070
Twenty-First Century Fox, Inc. - Class A	454,400	15,985,792
Walt Disney Co. (The)	219,446	16,765,674

		53,029,152

Multiline Retail—0.3%
Dollar Tree, Inc. (a)	126,800	7,154,056

Oil, Gas & Consumable Fuels—3.9%
Antero Resources Corp. (a)	31,600	2,004,704
Cabot Oil & Gas Corp.	419,900	16,275,324
Concho Resources, Inc. (a)	111,400	12,031,200
EOG Resources, Inc.	72,370	12,146,581
EQT Corp.	130,500	11,716,290

Oil, Gas & Consumable Fuels—(Continued)
Pioneer Natural Resources Co.	153,060	28,173,754
Range Resources Corp.	249,500	21,035,345

		103,383,198

Pharmaceuticals—1.2%
Novo Nordisk A/S - Class B	38,548	7,101,750
Valeant Pharmaceuticals International, Inc. (a)	204,400	23,996,560

		31,098,310

Real Estate Investment Trusts—1.8%
American Tower Corp.	618,900	49,400,598

Road & Rail—2.0%
J.B. Hunt Transport Services, Inc.	104,200	8,054,660
Kansas City Southern	252,200	31,229,926
Union Pacific Corp.	79,790	13,404,720

		52,689,306

Software—2.9%
Concur Technologies, Inc. (a) (b)	76,300	7,872,634
NetSuite, Inc. (a)	68,200	7,025,964
Red Hat, Inc. (a)	207,600	11,633,904
Salesforce.com, Inc. (a)	546,360	30,153,608
ServiceNow, Inc. (a) (b)	235,900	13,212,759
Workday, Inc. - Class A (a)	99,300	8,257,788

		78,156,657

Specialty Retail—5.4%
AutoZone, Inc. (a)	47,340	22,625,680
CarMax, Inc. (a)	330,200	15,526,004
Home Depot, Inc. (The)	607,200	49,996,848
Lowe’s Cos., Inc.	468,900	23,233,995
Ross Stores, Inc.	170,100	12,745,593
Tractor Supply Co.	247,600	19,208,808

		143,336,928

Textiles, Apparel & Luxury Goods—1.5%
Lululemon Athletica, Inc. (a) (b)	29,488	1,740,677
NIKE, Inc. - Class B	185,500	14,587,720
Prada S.p.A.	891,300	7,918,564
Under Armour, Inc. - Class A (a) (b)	183,800	16,045,740

		40,292,701

Trading Companies & Distributors—1.2%
Fastenal Co. (b)	562,000	26,700,620
WW Grainger, Inc.	24,600	6,283,332

		32,983,952

Wireless Telecommunication Services—3.2%
Crown Castle International Corp. (a)	833,578	61,209,633
SBA Communications Corp. - Class A (a)	130,000	11,679,200
SoftBank Corp.	144,000	12,623,415

		85,512,248

Total Common Stocks (Cost $1,808,822,309)		2,634,433,613

See accompanying notes to financial statements.

MSF-5

Metropolitan Series Fund

T. Rowe Price Large Cap Growth Portfolio

Schedule of Investments as of December 31, 2013

Convertible Preferred Stocks—0.2%

Security Description	Shares	Value

Internet Software & Services—0.2%
Living Social, Inc. - Class F (a) (c) (d)	101,591	$64,002
Twitter, Inc. - Series A (a) (c)	139	8,110
Twitter, Inc. - Series B (a) (c)	2,171	126,669
Twitter, Inc. - Series C (a) (c)	558	32,557
Twitter, Inc. - Series D (a) (c)	20,565	1,199,882
Twitter, Inc. - Series G2 (a) (c)	85,204	4,971,298

Total Convertible Preferred Stocks (Cost $2,529,598)		6,402,518

Short-Term Investments—4.8%

Mutual Funds—4.8%
State Street Navigator Securities Lending MET Portfolio (e)	104,481,451	104,481,451
T. Rowe Price Government Reserve Investment Fund (f)	21,895,777	21,895,777

Total Short-Term Investments (Cost $126,377,228)		126,377,228

Total Investments—103.9% (Cost $1,937,729,135) (g)		2,767,213,359
Other assets and liabilities (net)—(3.9)%		(104,304,848)

Net Assets—100.0%		$2,662,908,511

(a)	Non-income producing security.
(b)	All or a portion of the security was held on loan. As of December 31, 2013, the market value of securities loaned was $102,704,701 and the collateral received consisted of cash in the amount of $104,481,451. The cash collateral is invested in a money market fund managed by an affiliate of the custodian.
(c)	Restricted securities are not registered under the Securities Act of 1933 and are subject to legal restrictions on resale. These securities generally may be resold in transactions exempt from registration or to the public if the securities are subsequently registered. Disposal of these securities may involve time-consuming negotiations and prompt sale at an acceptable price may be difficult. As of December 31, 2013, the market value of restricted securities was $9,528,513, which is 0.4% of net assets. See details shown in the Restricted Securities table that follows.
(d)	Security was valued in good faith under procedures approved by the Board of Trustees. As of December 31, 2013, these securities represent less than 0.05% of net assets.
(e)	Represents investment of cash collateral received from securities lending transactions.
(f)	Affiliated Issuer. (See Note 7 of the Notes to Financial Statements for a summary of transactions in securities of affiliated issuers.)
(g)	As of December 31, 2013, the aggregate cost of investments for federal income tax purposes was $1,943,423,187. The aggregate unrealized appreciation and depreciation of investments were $826,217,230 and $(2,427,058), respectively, resulting in net unrealized appreciation of $823,790,172 for federal income tax purposes.
(ADR)—	An American Depositary Receipt is a certificate issued by a custodian bank representing the right to receive securities of the foreign issuer described. Trading on exchanges not located in the United States or Canada significantly influences the value of ADRs.

Restricted Securities	Acquisition Date	Shares	Cost	Value
Living Social, Inc. - Class F	11/18/11	101,591	$781,235	$64,002
Twitter, Inc. (Private Placement)	09/13/11	53,577	862,247	3,125,995
Twitter, Inc. - Series A	09/13/11	139	2,237	8,110
Twitter, Inc. - Series B	09/13/11	2,171	34,939	126,669
Twitter, Inc. - Series C	09/13/11	558	8,980	32,557
Twitter, Inc. - Series D	09/13/11	20,565	330,965	1,199,882
Twitter, Inc. - Series G2	07/28/11	85,204	1,371,242	4,971,298

See accompanying notes to financial statements.

MSF-6

Metropolitan Series Fund

T. Rowe Price Large Cap Growth Portfolio

Schedule of Investments as of December 31, 2013

Fair Value Hierarchy

Accounting principles generally accepted in the United States of America (“GAAP”) define fair market value as the price that the Portfolio would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. It establishes a fair value hierarchy that prioritizes inputs to valuation methods and requires disclosure of the fair value hierarchy that segregates fair value measurements into three levels. Levels 1, 2 and 3 of the fair value hierarchy are defined as follows:

Level 1 - unadjusted quoted prices in active markets for identical investments

Level 2 - other significant observable inputs (including, but not limited to, unadjusted quoted prices for similar investments in markets that are either active or inactive; inputs other than quoted prices that are observable such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks, default rates, etc.)

Level 3 - significant unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are unavailable (including the Portfolio’s own assumptions in determining the fair value of investments)

The inputs or methodologies used for valuing investments are not necessarily an indication of the risk associated with investing in them. Changes to the inputs or methodologies used may result in transfers between levels, which will be recognized as of the beginning of the reporting period. Information on transfers between Level 1 and Level 2, if any, will be disclosed following the fair value hierarchy table below. A reconciliation of Level 3 securities, if any, will also be disclosed following the fair value hierarchy table. For more information about the Portfolio’s policy regarding the valuation of investments, please refer to the Notes to Financial Statements.

The following table summarizes the fair value hierarchy of the Portfolio’s investments as of December 31, 2013:

Description	Level 1	Level 2	Level 3	Total
Common Stocks
Aerospace & Defense	$100,635,054	$—	$—	$100,635,054
Air Freight & Logistics	19,208,624	—	—	19,208,624
Airlines	19,761,053	—	—	19,761,053
Automobiles	20,932,842	—	—	20,932,842
Beverages	20,709,451	—	—	20,709,451
Biotechnology	204,286,382	—	—	204,286,382
Capital Markets	58,957,184	—	—	58,957,184
Chemicals	84,488,309	—	—	84,488,309
Communications Equipment	41,161,165	—	—	41,161,165
Computers & Peripherals	76,378,293	—	—	76,378,293
Construction Materials	7,025,782	—	—	7,025,782
Consumer Finance	28,552,731	—	—	28,552,731
Diversified Financial Services	10,238,358	—	—	10,238,358
Electrical Equipment	26,216,067	—	—	26,216,067
Energy Equipment & Services	24,053,675	—	—	24,053,675
Food & Staples Retailing	68,917,558	—	—	68,917,558
Food Products	5,970,820	8,548,943	—	14,519,763
Health Care Equipment & Supplies	19,071,065	—	—	19,071,065
Health Care Providers & Services	56,441,940	—	—	56,441,940
Hotels, Restaurants & Leisure	153,058,576	24,372,090	—	177,430,666
Household Durables	20,321,904	—	—	20,321,904
Household Products	7,579,271	—	—	7,579,271
Industrial Conglomerates	59,806,840	—	—	59,806,840
Internet & Catalog Retail	269,753,801	—	—	269,753,801
Internet Software & Services	273,291,005	27,519,349	—	300,810,354
IT Services	202,423,012	—	—	202,423,012
Machinery	17,715,363	—	—	17,715,363
Media	53,029,152	—	—	53,029,152
Multiline Retail	7,154,056	—	—	7,154,056
Oil, Gas & Consumable Fuels	103,383,198	—	—	103,383,198
Pharmaceuticals	23,996,560	7,101,750	—	31,098,310
Real Estate Investment Trusts	49,400,598	—	—	49,400,598
Road & Rail	52,689,306	—	—	52,689,306
Software	78,156,657	—	—	78,156,657
Specialty Retail	143,336,928	—	—	143,336,928
Textiles, Apparel & Luxury Goods	32,374,137	7,918,564	—	40,292,701
Trading Companies & Distributors	32,983,952	—	—	32,983,952
Wireless Telecommunication Services	72,888,833	12,623,415	—	85,512,248
Total Common Stocks	2,546,349,502	88,084,111	—	2,634,433,613

See accompanying notes to financial statements.

MSF-7

Metropolitan Series Fund

T. Rowe Price Large Cap Growth Portfolio

Schedule of Investments as of December 31, 2013

Fair Value Hierarchy—(Continued)

Description	Level 1	Level 2	Level 3	Total
Convertible Preferred Stocks
Internet Software & Services	$—	$6,338,516	$64,002	$6,402,518
Total Short-Term Investments*	126,377,228	—	—	126,377,228
Total Investments	$2,672,726,730	$94,422,627	$64,002	$2,767,213,359

Collateral for Securities Loaned (Liability)	$—	$(104,481,451)	$—	$(104,481,451)

*	See Schedule of Investments for additional detailed categorizations.

Following is a reconciliation of Level 3 assets for which significant unobservable inputs were used to determine fair value:

Investments in Securities	Balance as of December 31, 2012	Change in Unrealized Appreciation	Transfers out of Level 3	Balance as of December 31, 2013	Change in Unrealized Depreciation from investments still held at December 31, 2013
Common Stocks
Internet Software & Services	$682,571	$—	$(682,571)	$—	$—
Convertible Preferred Stocks
Internet Software & Services	1,564,867	(116,830)	(1,384,035)	64,002	(116,830)

Total	$2,247,438	$(116,830)	$(2,066,606)	$64,002	$(116,830)

Transfers out of level 3 were due to the initial public offering of the securities, which resulted in the trading of the securities on a recognized exchange and the availability of quoted prices in an active market.

See accompanying notes to financial statements.

MSF-8

Metropolitan Series Fund

T. Rowe Price Large Cap Growth Portfolio

Statement of Assets and Liabilities

December 31, 2013

Assets
Investments at value (a) (b)	$2,745,317,582
Affiliated investments at value (c)	21,895,777
Receivable for:
Investments sold	1,687,121
Fund shares sold	932,502
Dividends	773,925
Dividends on affiliated investments	1,091
Prepaid expenses	5,591

Total Assets	2,770,613,589
Liabilities
Collateral for securities loaned	104,481,451
Payables for:
Fund shares redeemed	1,634,485
Accrued Expenses:
Management fees	1,229,331
Distribution and service fees	132,385
Deferred trustees’ fees	89,792
Other expenses	137,634

Total Liabilities	107,705,078

Net Assets	$2,662,908,511

Net Assets Consist of:
Paid in surplus	$1,657,020,059
Undistributed net investment income	1,312,255
Accumulated net realized gain	175,089,950
Unrealized appreciation on investments and foreign currency transactions	829,486,247

Net Assets	$2,662,908,511

Net Assets
Class A	$2,007,786,418
Class B	614,983,652
Class E	40,138,441
Capital Shares Outstanding*
Class A	81,924,706
Class B	25,285,705
Class E	1,644,782
Net Asset Value, Offering Price and Redemption Price Per Share
Class A	$24.51
Class B	24.32
Class E	24.40

*	The Portfolio is authorized to issue an unlimited number of shares.
(a)	Identified cost of investments, excluding affiliated investments, was $1,915,833,358.
(b)	Includes securities loaned at value of $102,704,701.
(c)	Identified cost of affiliated investments was $21,895,777.

Statement of Operations

Year Ended December 31, 2013

Investment Income
Dividends (a)	$14,482,960
Dividends from affiliated investments	10,965
Interest	200,604
Securities lending income	305,932

Total investment income	15,000,461
Expenses
Management fees	12,581,606
Administration fees	39,163
Custodian and accounting fees	241,846
Distribution and service fees—Class B	1,099,227
Distribution and service fees—Class E	46,949
Audit and tax services	46,916
Legal	34,551
Trustees’ fees and expenses	36,571
Shareholder reporting	92,245
Insurance	10,328
Miscellaneous	24,860

Total expenses	14,254,262
Less management fee waiver	(900,322)
Less broker commission recapture	(19,904)

Net expenses	13,334,036

Net Investment Income	1,666,425

Net Realized and Unrealized Gain
Net realized gain (loss) on:
Investments	204,083,070
Futures contracts	181,297
Foreign currency transactions	(145,507)

Net realized gain	204,118,860

Net change in unrealized appreciation (depreciation) on:
Investments	502,907,265
Foreign currency transactions	(5,638)

Net change in unrealized appreciation	502,901,627

Net realized and unrealized gain	707,020,487

Net Increase in Net Assets From Operations	$708,686,912

(a)	Net of foreign withholding taxes of $124,193.

See accompanying notes to financial statements.

MSF-9

Metropolitan Series Fund

T. Rowe Price Large Cap Growth Portfolio

Statements of Changes in Net Assets

	Year Ended December 31, 2013	Year Ended December 31, 2012
Increase (Decrease) in Net Assets:
From Operations
Net investment income	$1,666,425	$5,007,274
Net realized gain	204,118,860	62,349,670
Net change in unrealized appreciation	502,901,627	159,405,934

Increase in net assets from operations	708,686,912	226,762,878

From Distributions to Shareholders
Net investment income
Class A	(4,787,873)	(1,285,777)
Class B	(183,240)	0
Class E	(27,947)	0

Total distributions	(4,999,060)	(1,285,777)

Increase in net assets from capital share transactions	397,860,785	149,290,771

Total increase in net assets	1,101,548,637	374,767,872

Net Assets
Beginning of period	1,561,359,874	1,186,592,002

End of period	$2,662,908,511	$1,561,359,874

Undistributed net investment income
End of period	$1,312,255	$4,850,589

Other Information:

Capital Shares

Transactions in capital shares were as follows:

	Year Ended December 31, 2013		Year Ended December 31, 2012
	Shares	Value	Shares	Value
Class A
Sales	14,211,647	$301,716,419	20,530,028	$356,561,006
Shares issued through acquisition	2,897,854	55,320,025	0	0
Reinvestments	258,385	4,787,873	73,768	1,285,777
Redemptions	(10,632,918)	(222,768,817)	(10,717,684)	(185,967,868)

Net increase	6,734,968	$139,055,500	9,886,112	$171,878,915

Class B
Sales	4,928,278	$103,138,441	1,548,345	$26,198,068
Shares issued through acquisition	13,508,986	256,400,558	0	0
Reinvestments	9,948	183,240	0	0
Redemptions	(5,459,206)	(113,287,739)	(2,753,475)	(46,699,769)

Net increase (decrease)	12,988,006	$246,434,500	(1,205,130)	$(20,501,701)

Class E
Sales	608,820	$11,780,542	131,984	$2,247,119
Shares issued through acquisition	826,063	15,719,980	0	0
Reinvestments	1,513	27,947	0	0
Redemptions	(747,881)	(15,157,684)	(254,781)	(4,333,562)

Net increase (decrease)	688,515	$12,370,785	(122,797)	$(2,086,443)

Increase derived from capital shares transactions		$397,860,785		$149,290,771

See accompanying notes to financial statements.

MSF-10

Metropolitan Series Fund

T. Rowe Price Large Cap Growth Portfolio

Financial Highlights

Selected per share data
	Class A
	Year Ended December 31,
	2013	2012	2011	2010	2009
Net Asset Value, Beginning of Period	$17.67	$14.87	$15.05	$12.89	$9.05

Income (Loss) from Investment Operations
Net investment income (a)	0.03	0.07	0.03	0.02	0.04
Net realized and unrealized gain (loss) on investments	6.87	2.75	(0.20)	2.18	3.87

Total from investment operations	6.90	2.82	(0.17)	2.20	3.91

Less Distributions
Distributions from net investment income	(0.06)	(0.02)	(0.01)	(0.04)	(0.07)

Total distributions	(0.06)	(0.02)	(0.01)	(0.04)	(0.07)

Net Asset Value, End of Period	$24.51	$17.67	$14.87	$15.05	$12.89

Total Return (%) (b)	39.16	18.97	(1.12)	17.05	43.44

Ratios/Supplemental Data
Gross ratio of expenses to average net assets (%)	0.63	0.64	0.64	0.64	0.67
Net ratio of expenses to average net assets (%) (c) (d)	0.58	0.60	0.60	0.62	0.65
Ratio of net investment income to average net assets (%)	0.14	0.43	0.18	0.15	0.35
Portfolio turnover rate (%)	41	38	33	42	55
Net assets, end of period (in millions)	$2,007.8	$1,328.9	$971.1	$639.7	$570.4

	Class B
	Year Ended December 31,
	2013	2012	2011	2010	2009
Net Asset Value, Beginning of Period	$17.54	$14.78	$14.98	$12.84	$9.01

Income (Loss) from Investment Operations
Net investment income (loss) (a)	(0.03)	0.02	(0.01)	(0.01)	0.01
Net realized and unrealized gain (loss) on investments	6.83	2.74	(0.19)	2.16	3.86

Total from investment operations	6.80	2.76	(0.20)	2.15	3.87

Less Distributions
Distributions from net investment income	(0.02)	0.00	0.00	(0.01)	(0.04)

Total distributions	(0.02)	0.00	0.00	(0.01)	(0.04)

Net Asset Value, End of Period	$24.32	$17.54	$14.78	$14.98	$12.84

Total Return (%) (b)	38.77	18.67	(1.34)	16.74	43.03

Ratios/Supplemental Data
Gross ratio of expenses to average net assets (%)	0.88	0.89	0.89	0.89	0.92
Net ratio of expenses to average net assets (%) (c) (d)	0.83	0.85	0.85	0.87	0.90
Ratio of net investment income (loss) to average net assets (%)	(0.12)	0.12	(0.09)	(0.10)	0.11
Portfolio turnover rate (%)	41	38	33	42	55
Net assets, end of period (in millions)	$615.0	$215.7	$199.5	$231.7	$223.5

Please see following page for Financial Highlights footnote legend.

See accompanying notes to financial statements.

MSF-11

Metropolitan Series Fund

T. Rowe Price Large Cap Growth Portfolio

Financial Highlights

Selected per share data
	Class E
	Year Ended December 31,
	2013	2012	2011	2010		2009
Net Asset Value, Beginning of Period	$17.60	$14.81	$15.00	$12.85		$9.02

Income (Loss) from Investment Operations
Net investment income (loss) (a)	(0.01)	0.04	0.00 (e)	(0.00	)(e)	0.02
Net realized and unrealized gain (loss) on investments	6.84	2.75	(0.19)	2.17		3.86

Total from investment operations	6.83	2.79	(0.19)	2.17		3.88

Less Distributions
Distributions from net investment income	(0.03)	0.00	0.00	(0.02)		(0.05)

Total distributions	(0.03)	0.00	0.00	(0.02)		(0.05)

Net Asset Value, End of Period	$24.40	$17.60	$14.81	$15.00		$12.85

Total Return (%) (b)	38.87	18.84	(1.27)	16.89		43.17

Ratios/Supplemental Data
Gross ratio of expenses to average net assets (%)	0.78	0.79	0.79	0.79		0.82
Net ratio of expenses to average net assets (%) (c) (d)	0.73	0.75	0.75	0.77		0.80
Ratio of net investment income (loss) to average net assets (%)	(0.03)	0.22	0.01	(0.01)		0.21
Portfolio turnover rate (%)	41	38	33	42		55
Net assets, end of period (in millions)	$40.1	$16.8	$16.0	$20.6		$20.4

(a)	Per share amounts based on average shares outstanding during the period.
(b)	Total return does not reflect any insurance, sales, separate account or administrative charges of variable annuity or life insurance contracts or any additional expenses that contract owners may bear under their variable contracts. If these charges were included, the returns would be lower.
(c)	Net ratio of expenses to average net assets includes the effect of management fee waivers as detailed in Note 6 of the Notes to Financial Statements.
(d)	The effect of the voluntary portion of the waiver on average net assets was 0.02%, 0.02%, 0.03%, 0.03%, and 0.03% for the years 2009 through 2013 respectively. See Note 6 for details.
(e)	Net investment income (loss) was less than $0.01.

See accompanying notes to financial statements.

MSF-12

Metropolitan Series Fund

T. Rowe Price Large Cap Growth Portfolio

Notes to Financial Statements—December 31, 2013

1. Organization

Metropolitan Series Fund (the “Trust”) is organized as a Delaware statutory trust and registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. The Trust is currently comprised of thirty series, each of which operates as a distinct investment vehicle of the Trust. The portfolio included in this report is T. Rowe Price Large Cap Growth Portfolio (the “Portfolio”), which is diversified. Shares in the Portfolio are not offered directly to the general public and are currently available only to separate accounts established by Metropolitan Life Insurance Company (“MetLife”) and other affiliated life insurance companies.

The Portfolio has registered and offers three classes of shares: Class A, B, and E shares. Shares of each Class of the Portfolio represent an equal pro rata interest in the Portfolio and generally give the shareholder the same voting, dividend, liquidation, and other rights. Investment income, realized and unrealized capital gains and losses, the common expenses of the Portfolio, and certain Portfolio-level expense reductions, if any, are allocated on a pro rata basis to each Class based on the relative net assets of each Class to the net assets of the Portfolio. Each Class of shares differs in its respective distribution plan and such distribution expenses are allocated to that Class.

2. Significant Accounting Policies

The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America (“GAAP”) requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities as of the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates. In the preparation of these financial statements, management has evaluated events and transactions subsequent to December 31, 2013 through the date the financial statements were issued.

The following is a summary of significant accounting policies consistently followed by the Portfolio in the preparation of its financial statements.

Investment Valuation and Fair Value Measurements - Debt securities (other than short term obligations with a remaining maturity of sixty days or less), including corporate, convertible and municipal bonds and notes; obligations of the U.S. treasury and U.S. government agencies; sovereign issues; floating rate loans; and non-U.S. bonds, are generally valued on the basis of evaluated or composite bid quotations obtained from independent pricing services and/or brokers and dealers selected by MetLife Advisers, LLC (“MetLife Advisers” or the “Adviser”), an affiliate of MetLife, Inc., pursuant to authorization of the Board of Trustees of the Trust (the “Board” or “Trustees”). Such quotations utilize matrix pricing, which considers observable inputs including, among other things, issuer details, maturity dates, interest rates, yield curves, rates of prepayment, credit risks/spreads, default rates, reported trades, broker dealer quotes and quoted prices for similar securities. Securities that use similar valuation techniques and inputs as described above are generally categorized as Level 2 within the fair value hierarchy.

Mortgage and asset-backed securities are usually issued as separate tranches, or classes, of securities within each deal. These securities are also generally valued on the basis of evaluated or composite bid quotations obtained from independent pricing services and/or brokers and dealers selected by the Adviser pursuant to authorization of the Board. The pricing models for these securities usually consider tranche-level attributes, estimated cash flows and market-based yield spreads for each tranche and current market data, and incorporate deal collateral performance, as available. Mortgage and asset-backed securities that use similar valuation techniques and inputs as described above are generally categorized as Level 2 within the fair value hierarchy.

Short term obligations with a remaining maturity of sixty days or less are generally valued at amortized cost, which approximates fair market value, and are generally categorized as Level 2 within the fair value hierarchy.

Domestic and foreign equity securities, such as common stock, exchange-traded funds, rights, warrants, and preferred stock, that are traded on a securities exchange, are generally valued at their last sale price on the exchange or market in which they are principally traded on the valuation date, or, if no sales occurred on that day, at the last reported bid price. Equity securities traded over-the-counter are generally valued at the last reported sale price. Valuation adjustments may be applied to certain foreign equity securities that are traded solely on foreign exchanges that close before the close of the U.S. market to account for the market movement between the close of the foreign exchanges and the close of the U.S. market. The Portfolio may use a systematic fair valuation model provided by an independent third party to value securities principally traded in these foreign markets in order to adjust for possible stale pricing that may occur between the close of the foreign exchanges and the time of the Portfolio valuation. Foreign equity securities using these valuation adjustments are generally categorized as Level 2 within the fair value hierarchy. Equity securities that are actively traded, and have no valuation adjustments applied, are categorized as Level 1 within the fair value hierarchy. Other equity securities traded on inactive markets, or valued in reference to similar instruments traded on active markets, are generally categorized as Level 2 within the fair value hierarchy.

MSF-13

Metropolitan Series Fund

T. Rowe Price Large Cap Growth Portfolio

Notes to Financial Statements—December 31, 2013—(Continued)

Investments in registered open-end management investment companies are valued at reported net asset value per share on the valuation date and are categorized as Level 1 within the fair value hierarchy.

Forward foreign currency exchange contracts are valued through an independent pricing service based on the mean between closing bid and ask prices of the forward currency rates in the London foreign exchange markets on a daily basis as provided by a reliable bank or dealer. These contracts are generally categorized as Level 2 within the fair value hierarchy.

Options, whether on securities, indices, futures contracts, or otherwise, traded on exchanges are valued at the last sale price available as of the close of business on the valuation date or, if there is no such price available, at the mean between the last reported bid and ask prices. These types of options are categorized as Level 1 within the fair value hierarchy. Futures contracts, which are traded on commodity exchanges, are valued at their closing prices as of the close of such exchanges and are categorized as Level 1 within the fair value hierarchy.

Options and futures contracts that are traded over-the-counter are generally valued on the basis of quotations provided by broker-dealers or prices provided by pricing service providers who use a series of techniques, including simulation pricing models, to determine the value of the contracts. The pricing models use inputs that are observed from actively quoted markets such as issuer details, indices, spreads, interest rates, yield curves, credit curves, measures of volatility and exchange rates. These contracts are generally categorized as Level 2 within the fair value hierarchy.

If no current market value quotation or other observable inputs are readily available or market value quotations are deemed to be unreliable for a security, the fair value of the security will be determined in accordance with procedures approved by and under the general supervision of the Board. In such a circumstance, the Board has delegated the determination of the fair value of a security to a Valuation Committee (“Committee”) of MetLife Advisers. The Committee provides general pricing oversight and fair value pricing determinations related to portfolio securities and meets on a regular basis to review reports relating to the valuation of the securities in the Portfolio. The Board has delegated to State Street Bank and Trust Company, the Trust’s custodian (“custodian”), the responsibility for calculating the net asset values (“NAVs”) of the Trust’s Portfolios. The Committee is responsible for overseeing the calculation of the NAVs of the Portfolios by the custodian. The Committee also periodically reviews pricing vendors, including the vendor providing fair value pricing for the Portfolio’s foreign securities, and is responsible for overseeing the correction of pricing errors and addressing other pricing issues that arise in the ordinary course of business, such as making real-time fair value determinations, as necessary.

No single standard for determining the fair value of a security can be set forth because fair value depends upon the facts and circumstances with respect to each security. Information relating to any relevant factors may be obtained by the Committee from any appropriate source, including the subadviser of the Portfolio, the custodian, a pricing service, market maker and/or broker for such security or the issuer. Appropriate methodologies for determining fair value under particular circumstances may include: matrix pricing, comparisons of securities with comparable characteristics, value based on multiples of earnings, discount from market price of similar marketable securities or a combination of these and other methods. The Committee maintains a detailed report tracking each fair-valued security that compares the fair value price to the next available trade, vendor or broker price, and provides information on how close the fair value price was to the next quoted price. The Committee reviews a summary of such report monthly. On a quarterly basis, the Board is provided with the following for consideration and ratification or adjustment: (1) a memorandum summarizing the actions taken by the Committee in the prior quarter; and (2) a list of the Portfolio’s securities as of the most recent quarter-end for which market quotations were not readily available.

Investment Transactions and Related Investment Income - Portfolio security transactions are recorded on the trade date. Dividend income is recorded on the ex-dividend date or, for certain foreign securities, when notified. Interest income, which includes amortization of premium and accretion of discount on debt securities, is recorded on the accrual basis. Realized gains and losses on investments are determined on the identified cost basis, which is the same basis used for federal income tax purposes. Foreign income and foreign capital gains on some foreign securities may be subject to foreign taxes, which are accrued as applicable. These foreign taxes have been provided for in accordance with the Portfolio’s understanding of the applicable countries’ tax rules and rates.

Foreign Currency Translation - The books and records of the Portfolio are maintained in U.S. dollars. The values of securities, currencies, and other assets and liabilities denominated in currencies other than the U.S. dollar are translated into U.S. dollars based upon foreign exchange rates prevailing at the end of the period. Purchases and sales of investment securities, income, and expenses are translated on the respective dates of such transactions. Because the values of investment securities are translated at the foreign exchange rates prevailing at the end of the period, that portion of the results of operations arising from changes in exchange rates and that portion of the results of operations reflecting fluctuations arising from changes in market prices of the investment securities are not separated. Such fluctuations are included in the net realized and unrealized gain or loss on investments.

Net realized foreign exchange gains or losses arise from activity in forward foreign currency exchange contracts, sales of foreign currency, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest, and foreign withholding taxes recorded by the Portfolio and the U.S. dollar equivalent of

MSF-14

Metropolitan Series Fund

T. Rowe Price Large Cap Growth Portfolio

Notes to Financial Statements—December 31, 2013—(Continued)

the amounts actually received or paid by the Portfolio. Net unrealized foreign exchange gains and losses arise from changes in the value of assets and liabilities, other than investment securities, resulting from changes in foreign exchange rates.

Income Taxes - It is the Portfolio’s policy to comply with the requirements of the Internal Revenue Code of 1986, as amended, and regulations thereunder, applicable to regulated investment companies and to distribute, with respect to each taxable year, all of its taxable income to shareholders. Therefore, no federal income tax provision is required. The Portfolio files U.S. federal tax returns. No income tax returns are currently under examination. The Portfolio’s federal tax returns for the prior three fiscal years remain subject to examination by the Internal Revenue Service. As of December 31, 2013, the Portfolio had no uncertain tax positions that would require financial statement recognition, or de-recognition or disclosure.

Dividends and Distributions to Shareholders - The Portfolio records dividends and distributions on the ex-dividend date. Net realized gains from security transactions (if any) are generally distributed annually to shareholders. The timing and characterization of certain income and capital gains distributions are determined in accordance with federal tax regulations that may differ from GAAP. Permanent book and tax basis differences relating to shareholder distributions will result in reclassification between under/over distributed net investment income, accumulated net realized gains/losses, and paid-in surplus. Book-tax differences are primarily due to foreign currency transactions, tax basis merger adjustments and broker commission recapture reclasses. These adjustments have no impact on net assets or the results of operations.

Securities Lending - The Portfolio may lend its portfolio securities to certain qualified brokers who borrow securities in order to complete certain securities transactions. By lending its portfolio securities, the Portfolio attempts to increase its net investment income through the receipt of income on collateral held from securities on loan. Any gain or loss in the market price of the loaned securities that might occur and any interest earned or dividends declared during the term of the loan would accrue to the account of the Portfolio.

The Trust has entered into a securities lending arrangement with the custodian. Under this arrangement, the custodian is authorized to loan portfolio securities on the Portfolio’s behalf. In exchange, the Portfolio receives either cash or securities as collateral against the loaned securities. The Portfolio receives collateral at least equal to 102% of the market value of the loaned securities (105% for foreign equity securities), at each loan’s inception. Collateral representing at least 100% of the market value of the loaned securities must be maintained for the duration of the loan. A liability for cash collateral is reflected on the Statement of Assets and Liabilities, and is categorized as Level 2 within the fair value hierarchy. Cash collateral is generally invested in the State Street Navigator Securities Lending MET Portfolio (the “Navigator Portfolio”), a series of the State Street Navigator Securities Lending Trust that is managed by an affiliate of the custodian. The Navigator Portfolio is a registered money market fund that invests in a variety of high-quality, U.S. dollar-denominated instruments. If the market value of the collateral at the close of trading on a business day is less than 100% of the market value of the loaned securities at the close of trading on that day, the borrower shall be required to deliver, by the close of business on the following business day, an additional amount of collateral, so that the total amount of posted collateral is equal to at least 100% of the market value of all the loaned securities as of such preceding day. A portion of net income (income after the deduction of expenses and fees of the Navigator Portfolio) on the collateral is rebated to the borrower of the securities and the remainder is split between the custodian and the Portfolio. On loans collateralized by U.S. Treasuries, a fee is received from the borrower and is allocated between the Portfolio and the custodian. The risks associated with lending portfolio securities include, but are not limited to, possible delays in receiving additional collateral or in the recovery of the loaned securities, possible loss of rights in the collateral should the borrower fail financially, as well as risk of loss in the value of the collateral or the value of the investments made with the collateral. The lending agent has agreed to indemnify the Portfolio in the case of default of any securities borrower. Income received by the Portfolio in securities lending transactions during the year ended December 31, 2013 is reflected as Securities lending income on the Statement of Operations. Any outstanding loans by the Portfolio at December 31, 2013 are disclosed in the footnotes to the Schedule of Investments.

Directed Brokerage Agreement - The Trust has entered into a directed brokerage arrangement with State Street Global Markets (“SSGM”). Under this arrangement, the Portfolio directs certain trades to SSGM in return for a recapture credit. SSGM issues a cash rebate to the Portfolio. Amounts paid to the Portfolio are shown separately as broker commission recapture on the Statement of Operations of the Portfolio. Additionally, these amounts have been excluded from the calculation of the net ratio of expenses to average net assets presented in the Financial Highlights for each share class.

3. Investments in Derivative Instruments

Futures Contracts - The Portfolio may buy and sell futures contracts as a hedge, to maintain investment exposure to a target asset class or to enhance return. The Portfolio may be subject to fluctuations in equity prices, interest rates, commodity prices, and foreign currency exchange rates in the normal course of pursuing its investment objective. Futures contracts are standardized agreements to buy or sell a security, or deliver a final cash settlement price in connection with an index, interest rate, currency, or other asset. The Portfolio must deposit an amount (“initial margin”) equal to a certain percentage of the face value of the futures contract. The initial margin may be in the form of cash or securities, which is returned when the Portfolio’s obligations under the contract have been satisfied. If cash is deposited as the initial margin, it is shown as cash collateral on the Statement of Assets and Liabilities. Futures

MSF-15

Metropolitan Series Fund

T. Rowe Price Large Cap Growth Portfolio

Notes to Financial Statements—December 31, 2013—(Continued)

contracts are marked-to-market daily, and subsequent payments (“variation margin”) are made or received by the Portfolio depending on whether unrealized gains or losses are incurred. These amounts are reflected as receivables or payables on the Statement of Assets and Liabilities and as a component of net change in unrealized appreciation/depreciation on the Statement of Operations. When the contract is closed or expires, the Portfolio records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. Risks of entering into futures contracts (and related options) include the possibility that the market for these instruments may be illiquid and that a change in the value of the contract or option may not correlate perfectly with changes in the value of the underlying instrument. Futures contracts are exchange-traded and the exchange’s clearinghouse, as counterparty to all exchange-traded futures, guarantees the futures contracts against default. For over-the-counter futures the Portfolio’s ability to terminate the positions may be more limited than in the case of exchange-traded positions and may also involve the risk that securities dealers participating in such transactions would fail to meet their obligations to the Portfolio.

During the year ended December 31, 2013, the Portfolio entered into equity index futures contracts which were subject to equity price risk. During the period October 31, 2013 through November 1, 2013, the Portfolio had bought and sold $112,495,141 in equity index futures contracts. At December 31, 2013, the Portfolio did not have any open futures contracts. For the year ended December 31, 2013, the Portfolio had realized gains in the amount of $181,297 which are shown under Net realized gain on futures contracts in the Statement of Operations.

4. Certain Risks

Market Risk: In the normal course of business, the Portfolio invests in securities and enters into transactions where risks exist due to fluctuations in the market (market risk) or failure of the other party to a transaction to perform (credit and counterparty risk). The value of securities held by the Portfolio may decline in response to certain events, including those directly involving the companies whose securities are owned by the Portfolio; conditions affecting the general economy; overall market changes; local, regional or global political, social or economic instability; currency, interest rate, and price fluctuations.

Credit and Counterparty Risk: The Portfolio may be exposed to counterparty risk, or the risk that an entity with which the Portfolio has unsettled or open transactions may default. The potential loss could exceed the value of the financial assets and liabilities recorded in the financial statements. Financial assets that potentially expose the Portfolio to credit and counterparty risk consist principally of cash due from counterparties and investments. The Portfolio manages counterparty risk by entering into agreements only with counterparties that it believes have the financial resources to honor their obligations and by monitoring the financial stability of those counterparties. The Portfolio’s investment adviser attempts to mitigate counterparty risk by (i) periodically assessing the creditworthiness of its trading partners, (ii) monitoring and/or limiting the amount of its net exposure to each individual counterparty based on its assessment, and (iii) requiring collateral from the counterparty for certain transactions. In order to preserve certain safeguards for non-standard settlement trades, the Portfolio restricts its exposure to credit and counterparty losses by entering into master netting agreements with counterparties (approved brokers) with whom it undertakes a significant volume of transactions. Master Agreements govern the terms of certain transactions, and reduce the counterparty risk associated with relevant transactions by specifying credit protection mechanisms and providing standardization that improves legal certainty. Master Agreements can also help limit counterparty risk by specifying collateral posting arrangements at pre-arranged exposure levels. Collateral requirements may differ by type of derivative or investment, as applicable. Collateral or margin requirements are set by the broker or exchange clearing house for exchange traded derivatives (e.g., futures contracts and exchange traded options) while collateral terms are contract specific for over-the-counter traded derivatives (e.g., forward foreign currency exchange contracts, swap agreements and over-the-counter options).

Repurchase and reverse repurchase agreements are primarily executed under Global Master Repurchase Agreements (“GMRAs”) or Master Repurchase Agreements (“MRAs”), which provide the rights to set-off. Each repurchase and reverse repurchase agreement is initially collateralized at the transaction level. In the event of default, the total market value exposure will be offset against collateral exchanged to date, which would result in a net receivable/(payable) that would be due from/to the counterparty.

Customer Account Agreements and related addendums govern cleared derivatives transactions such as futures, options on futures, and cleared OTC derivatives. Cleared derivative transactions require posting of initial margin as determined by each relevant clearing agency which is segregated at a broker account registered with the Commodities Futures Trading Commission (CFTC), or the applicable regulator. In the U.S., counterparty risk is significantly reduced as creditors of the futures broker do not have claim to Portfolio assets in the segregated account. Additionally, portability of exposure in the event of default further reduces risk to the Portfolio. Variation margin, or changes in market value, are exchanged daily, but may not be netted between futures and cleared OTC derivatives.

Additional risks associated with each type of investment are described above within the respective security type notes. The Portfolio’s prospectus includes a discussion of the principal risks of investing in the Portfolio.

MSF-16

Metropolitan Series Fund

T. Rowe Price Large Cap Growth Portfolio

Notes to Financial Statements—December 31, 2013—(Continued)

5. Investment Transactions

Aggregate cost of purchases and proceeds of sales of investment securities, excluding short-term securities, for the year ended December 31, 2013 were as follows:

Purchases		Sales
U.S. Government	Non U.S. Government	U.S. Government	Non U.S. Government
$0	$933,313,364	$0	$850,329,384

The Portfolio engaged in security transactions with other accounts managed by T. Rowe Price Associates, Inc. that amounted to $153,843 in purchases of investments and $1,734,929 in sales of investments, which is included above.

During the year ended December 31, 2013, the Portfolio engaged in security transactions with other affiliated portfolios. These amounted to $80,447,177 in purchases of investments, which are included above.

With respect to the Portfolio’s merger with RCM Technology Portfolio (see Note 10) on April 26, 2013, the Portfolio acquired long-term securities with a cost of $302,620,180 that are not included in the above non-U.S. Government purchases value.

6. Investment Management Fees and Other Transactions with Affiliates

Investment Management Agreement - MetLife Advisers is the investment adviser to the Portfolio. The Trust has entered into an investment management agreement with MetLife Advisers with respect to the Portfolio. For providing investment management services to the Portfolio, MetLife Advisers receives monthly compensation at the following annual rates:

Management Fees earned by MetLife Advisers for the year ended December 31, 2013	% per annum	Average daily net assets
$12,581,606	0.650%	Of the first $50 million
	0.600%	On amounts in excess of $50 million

MetLife Advisers has entered into an investment subadvisory agreement with respect to the Portfolio. T. Rowe Price Associates, Inc. (“T. Rowe Price”) is compensated by MetLife Advisers to provide subadvisory services for the Portfolio.

Management Fee Waivers - Pursuant to an expense agreement, MetLife Advisers has agreed, for the period April 29, 2013 through April 27, 2014, to reduce its advisory fees set out above under “Investment Management Agreement” for each class of the Portfolio as follows provided the Portfolio’s assets exceed $1 billion:

% per annum	Average daily net assets
0.030%	On the first $50 million
0.010%	On amounts between $100 million and $1.5 billion
0.025%	On amounts in excess of $1.5 billion

If the Portfolio’s average daily net assets fall below $1 billion, the per annum fee reduction would be 0.015% on the first $50 million.

An identical expense agreement was in place for the period April 30, 2012 through April 28, 2013. Amounts waived for the year ended December 31, 2013 amounted to $303,168 and are included in the total amounts shown as management fee waivers in the Statement of Operations.

Effective February 17, 2005, T. Rowe Price agreed to a voluntary subadvisory fee waiver that applies if (i) assets under management by T. Rowe Price for the Trust and Met Investors Series Trust (“MIST”), an affiliate of the Trust, in the aggregate, exceed $750,000,000, (ii) T. Rowe Price subadvises three or more portfolios of the Trust and MIST in the aggregate, and (iii) at least one of those portfolios is a large cap domestic equity portfolio.

If the aforementioned conditions are met, T. Rowe Price will waive its subadvisory fee paid by MetLife Advisers by 5% for combined Trust and MIST average daily net assets over $750,000,000, 7.5% for the next $1,500,000,000 of combined assets, and 10% for amounts over $3,000,000,000. Any amounts waived pursuant to this subadvisory fee waiver will be allocated with respect to the Trust and MIST portfolios in proportion to such portfolios’ net assets. MetLife Advisers has voluntarily agreed to reduce its advisory fee for the Portfolio by the amount waived (if any) by T. Rowe Price for the Portfolio pursuant to this voluntary subadvisory fee waiver. Because these fee waivers are voluntary, and not contractual, they may be discontinued by T. Rowe Price and MetLife Advisers at any time. Amounts voluntarily waived by MetLife Advisers for the year ended December 31, 2013 amounted to $597,154 and are included in the total amounts shown as management fee waivers in the Statement of Operations.

MSF-17

Metropolitan Series Fund

T. Rowe Price Large Cap Growth Portfolio

Notes to Financial Statements—December 31, 2013—(Continued)

Certain officers and trustees of the Trust may also be officers of MetLife Advisers; however, such officers and trustees receive no compensation from the Trust.

Transfer Agency Agreement - MetLife serves as the transfer agent for the Trust. MetLife receives no fees for its services to the Trust under the transfer agency agreement.

Distribution and Service Fees - The Trust has a distribution agreement with MetLife Investors Distribution Company (“MIDC” or the “Distributor”) in which MIDC serves as the distributor for the Portfolio’s Class A, B and E Shares. MIDC is a wholly-owned subsidiary of MetLife Investors Group, Inc., an affiliate of the Adviser. The Trust has also adopted a Distribution and Service Plan under Rule 12b-1 of the 1940 Act for the Portfolio’s Class B and E Shares. Under the Distribution and Service Plan, the Class B and E Shares of the Portfolio pay a fee to compensate the Insurance Companies (or their affiliates) and other broker-dealers and financial intermediaries involved in the offer and sale of Portfolio shares for promoting or selling and servicing the Class B and E Shares. The fees under the Distribution and Service Plan for each class of the Portfolio’s shares are calculated as a percentage of the Portfolio’s average daily net assets that are attributable to that Class. Currently, the fee is 0.25% per year for Class B Shares and 0.15% per year for Class E Shares. Amounts incurred by the Portfolio for the year ended December 31, 2013 are shown as Distribution and service fees in the Statement of Operations.

Deferred Trustee Compensation - Each Trustee who is not currently an employee of the Adviser or any of its affiliates receives compensation from the Trust for his or her service to the Trust. A deferred compensation plan (the “Plan”) is available to the Trustees on a voluntary basis. Deferred amounts remain in the Trust until distributed in accordance with the provisions of the Plan. The value of a participating Trustee’s deferral account is based on theoretical investments of deferred amounts, on the normal payment dates in certain portfolios of the Trust or Met Investors Series Trust, an affiliate of the Trust, as designated by the participating Trustee. Changes in the value of participants’ deferral accounts are reflected as Trustees’ fees and expenses in the Statement of Operations. The portion of the accrued obligations allocated to the Portfolio under the Plan is reflected as Deferred trustees’ fees in the Statement of Assets and Liabilities.

7. Transactions in Securities of Affiliated Issuers

A summary of the Portfolio’s transactions in the securities of affiliated issuers during the year ended December 31, 2013 is as follows:

Security Description	Number of shares held at December 31, 2012	Shares purchased	Shares sold	Number of shares held at December 31, 2013	Realized Gain/(Loss) on shares sold	Income for the year ended December 31, 2013
T. Rowe Price Government Reserve Investment Fund	27,902,755	792,495,287	(798,502,265)	21,895,777	$0	$10,965

8. Contractual Obligations

Under the Trust’s organizational documents, its officers and Trustees may be indemnified against certain liabilities and expenses arising out of the performance of their duties to the Trust. Additionally, the Trust has a variety of indemnification obligations under contracts with its service providers. The Trust’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Trust that have not yet occurred.

9. Income Tax Information

The tax character of distributions paid for the periods ended December 31, 2013 and 2012 was as follows:

Ordinary Income		Long-Term Capital Gain		Total
2013	2012	2013	2012	2013	2012
$4,999,060	$1,285,777	$—	$—	$4,999,060	$1,285,777

As of December 31, 2013, the components of distributable earnings (accumulated losses) on a federal income tax basis were as follows:

Undistributed Ordinary Income	Undistributed Long-Term Capital Gain	Net Unrealized Appreciation	Loss Carryforwards	Total
$1,402,047	$180,784,002	$823,792,195	$—	$1,005,978,244

The Portfolio utilizes the provisions of the federal income tax laws that provide for the carryforward of capital losses for prior years, offsetting such losses against any future realized capital gains. Under the Regulated Investment Company Modernization Act of 2010 (the “Act”), net capital losses recognized after December 22, 2010 may be carried forward indefinitely and their character is retained as short-term and/or long-term losses. Previously, net capital losses were carried forward for up to eight years and treated as short-term losses. As a transition rule, the Act requires that post-enactment net capital losses be used before pre-enactment net capital losses.

MSF-18

Metropolitan Series Fund

T. Rowe Price Large Cap Growth Portfolio

Notes to Financial Statements—December 31, 2013—(Continued)

As of December 31, 2013, the Portfolio had no post-enactment accumulated capital losses and no pre-enactment accumulated capital loss carryforwards.

During the year ended December 31, 2013, the Portfolio utilized capital loss carryforwards of $23,615,896.

10. Acquisition

At the close of business on April 26, 2013, the Portfolio, with aggregate Class A, Class B and Class E net assets of $1,526,495,286, $231,435,766 and $17,215,784, respectively, acquired all of the assets and liabilities of RCM Technology Portfolio of the Met Investors Series Trust (“RCM Technology”).

The acquisition was accomplished by a tax-free exchange of 2,897,854 Class A shares of the Portfolio (valued at $55,320,025) for 13,535,094 Class A shares of RCM Technology; 13,508,986 Class B shares of the Portfolio (valued at $256,400,558) for 65,404,490 of Class B shares of RCM Technology; and 826,063 Class E shares of the Portfolio (valued at $15,719,980) for 3,941,164 of Class E shares of RCM Technology. Each shareholder of RCM Technology received shares of the Portfolio with the same class designation and at the respective Class NAV, as determined at the close of business on April 26, 2013. The transaction was part of a restructuring designed to eliminate the offering of overlapping Portfolios in the MetLife, Inc. families of funds with similar investment objectives and similar investment strategies that serve as funding vehicles for insurance contracts that are offered by affiliates of MetLife. Some of the investments held by RCM Technology may have been purchased or sold prior to the acquisition for the purpose of complying with the anticipated investment policies or limitations of the Portfolio after the acquisition. If such purchases or sales occurred, the transaction costs were borne by RCM Technology. All other costs associated with the merger were not borne by the shareholders of either portfolio.

RCM Technology’s net assets on April 26, 2013, were $55,320,025, $256,400,558 and $15,719,980 for Class A, Class B and Class E shares, respectively, including investments valued at $327,542,456 with a cost basis of $314,461,180. For financial reporting purposes, assets received, liabilities assumed and shares issued by the Portfolio were recorded at fair value; however, the cost basis of the investments received by the Portfolio from RCM Technology were carried forward to align ongoing reporting of the Portfolio’s realized and unrealized gains and losses with amounts distributable to shareholders for tax purposes.

The aggregate net assets of the Portfolio immediately after the acquisition were $2,102,587,399, which included $13,079,428 of acquired unrealized appreciation on investments and foreign currency transactions.

Assuming the acquisition had been completed on January 1, 2013, the Portfolio’s pro-forma results of operations for the year ended December 31, 2013 are as follows:

Net Investment income	$2,217,513	(a)
Net realized and unrealized gain on investments and foreign currency transactions	$723,537,821	(b)

Net increase in net assets from operations	$725,755,334

Because the combined investment portfolios have been managed as a single integrated portfolio since the acquisition was completed, it is not practicable to separate the amounts of revenue and earnings of RCM Technology that have been included in the Portfolio’s Statement of Operations since April 26, 2013.

(a)	$1,666,425 net investment income as reported plus $202,254 from RCM Technology pre-merger net investment income, plus $350,357 in lower advisory fees, minus $1,523 of pro-forma additional other expenses.
(b)	$829,486,247 Unrealized appreciation as reported minus $336,326,710 pro-forma December 31, 2012 Unrealized depreciation, plus $204,118,860 Net realized gain as reported, plus $26,259,424 in Net Realized gain from RCM Technology pre-merger.

MSF-19

Metropolitan Series Fund

T. Rowe Price Large Cap Growth Portfolio

Report of Independent Registered Public Accounting Firm

To the Shareholders of T. Rowe Price Large Cap Growth Portfolio and the Board of Trustees of Metropolitan Series Fund:

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of T. Rowe Price Large Cap Growth Portfolio, one of the portfolios constituting Metropolitan Series Fund, (the “Trust”) as of December 31, 2013, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Trust’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Trust is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Trust’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2013, by correspondence with the custodian and brokers; where replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the T. Rowe Price Large Cap Growth Portfolio of Metropolitan Series Fund, as of December 31, 2013, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

Deloitte & Touche LLP

Boston, Massachusetts

February 26, 2014

MSF-20

Metropolitan Series Fund

Trustees and Officers of Metropolitan Series Fund

The Trustees and executive officers of the Trust, their ages and their principal occupations during the past five years are set forth below. Unless otherwise indicated, the business address of each is One Financial Center, Boston, MA 02111. Each Trustee who is deemed an “interested person,” as such term is defined in the 1940 Act, is indicated by an asterisk. Those Trustees who are not “interested persons” as defined in the 1940 Act are referred to as “Independent Trustees.” Additional information about the Trustees is available in the Statement of Additional Information, which is available without charge, upon request, by calling (800) 848-3854.

Trustees of the Trust

Name and Age	Position(s) Held with Registrant	Term of Office and Length of Time Served	Principal Occupation(s) During the Past 5 Years(1)	Number of Portfolios in Fund Complex(2) overseen	Other Directorships Held by Trustee During the Past 5 Years(1)
Interested Trustee
Elizabeth M. Forget* (47)	Trustee, Chairman of the Board, President and Chief Executive Officer	Indefinite; From May 2006 (President and Chief Executive Officer)/ August 2006 (Trustee and Chairman of the Board) to present	Senior Vice President, MetLife Inc.; President, MetLife Advisers, LLC and a predecessor company.	79	Trustee, Met Investors Series Trust (the “MIST Trust”);** various MetLife-affiliated boards.

Independent Trustees
Stephen M. Alderman (54)	Trustee	Indefinite; From April 2012 to present	Shareholder in the law firm of Garfield & Merel, Ltd.	79	Trustee, MIST Trust;** Director, International Truck Leasing Corp.

Robert J. Boulware (57)	Trustee	Indefinite; From April 2012 to present	Managing Director, Pilgrim Funds, LLC (private equity fund).	79	Trustee, MIST Trust;** Trustee, Vertical Capital Income Fund (closed-end fund); Director, Gainsco, Inc. (auto insurance).

Susan C. Gause (61)	Trustee	Indefinite; From April 2012 to present	Private Investor.	79	Trustee, MIST Trust;** Trustee, HSBC Funds.

Nancy Hawthorne (62)	Trustee	Indefinite; From May 2003 to present	Chief Executive Officer, Clerestory LLC (corporate advisor).	79	MIST Trust;** Director, THL Credit, Inc.**; Director, Avid Technology, Inc.**

Barbara A. Nugent (57)	Trustee	Indefinite; From January 2014 to present	President, True North Board Governance, LLC (consulting); until 2014, partner in the law firm of Stradley Ronon Stevens & Young, LLP.	79	Trustee, MIST Trust**; Director, Episcopal Healthcare Foundation; until 2014, member, Mutual Fund Directors Forum Advisory Board.

MSF-21

Metropolitan Series Fund

Trustees and Officers of Metropolitan Series Fund—(Continued)

Name and Age	Position(s) Held with Registrant	Term of Office and Length of Time Served	Principal Occupation(s) During the Past 5 Years(1)	Number of Portfolios in Fund Complex(2) overseen	Other Directorships Held by Trustee During the Past 5 Years(1)
Keith M. Schappert (62)	Trustee	Indefinite; From August 2009 to present	Principal, Schappert Consulting LLC (asset management consulting).	79	Trustee, MIST Trust;** Director, The Commonfund for Nonprofit Organizations; until 2011, Director, Trilogy Global Advisors; Director, Mirae Asset Discovery Funds,** Director, Calamos Investments.

Linda B. Strumpf (66)	Trustee	Indefinite; From May 2000 to present	Chair of the Investment Committee, Leona M. and Harry B. Helmsley Charitable Trust; until 2011, Chief Investment Officer, Leona M. and Harry B. Helmsley Charitable Trust.	79	Since 2012, Trustee, MIST Trust,** Trustee and Member of Investment Committee, The Pennsylvania State University.

Dawn M. Vroegop (47)	Trustee	Indefinite; From May 2009 to present	Private Investor.	79	Trustee, MIST Trust,** Trustee, Driehaus Mutual Funds; Director and Investment Committee Chair, City College of San Francisco Foundation.

Executive Officers of the Trust

Name and Age	Position(s) Held with Registrant	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years(1)
Elizabeth M. Forget (47)	President, Chief Executive Officer, Trustee and Chairman of the Board	From May 2006 (President and Chief Executive Officer)/ August 2006 (Trustee and Chairman of the Board) to present	See principal occupation information in the table above.

Jeffrey L. Bernier (42)	Vice President	From February 2008 to present	Vice President, MetLife, Inc.; Senior Vice President, MetLife Advisers, LLC and a predecessor company.

Peter H. Duffy (58)	Chief Financial Officer and Treasurer	From November 2000 to present	Senior Vice President, MetLife Advisers, LLC; Vice President, MetLife, Inc.

Andrew L. Gangolf (59)	Secretary	From May 2011 to present	Senior Vice President, MetLife Advisers, LLC; Senior Vice President & Assistant General Counsel, AllianceBerstein Investments, Inc.

Jeffrey P. Halperin (46)	Chief Compliance Officer	From November 2005 to present	Vice President, MetLife, Inc.; Chief Compliance Officer, MIST; Chief Compliance Officer, MSF Trust; Chief Compliance Officer, MetLife Advisers, LLC and a predecessor company; Chief Compliance Officer, MetLife Investment Management, LLC (formerly MetLife Investment Advisors Company, LLC).

Alan C. Leland, Jr. (61)	Vice President	From February 2005 to present	Treasurer and Chief Financial Officer, MetLife Advisers, LLC; Vice President, MetLife Group Inc.; Vice President, MetLife, Inc.

*	Ms. Forget is an “interested person” of the Trust because of her positions with MetLife Advisers, LLC and her ownership of securities issued by MetLife, Inc., the ultimate parent company of MetLife Advisers, LLC.
**	Indicates a directorship with a registered investment company or a company subject to the reporting requirements of the Securities Exchange Act of 1934, as amended.
(1)	Previous positions during the past five years with the Trust, MetLife, Inc. or the Adviser are omitted if not materially different.
(2)	The Fund Complex includes 49 Portfolios of the MIST Trust and 30 Portfolios of the Trust.

MSF-22

Metropolitan Series Fund

T. Rowe Price Large Cap Growth Portfolio

Board of Trustees’ Consideration of Advisory and Sub-Advisory Agreements

At an in-person meeting of the Boards of Trustees (the “Board”) of Met Investors Series Trust and Metropolitan Series Fund (“MIST” and “MSF,” respectively, and collectively, the “Trusts”) held on November 19-20, 2013, the Board, including a majority of the Trustees who are not considered to be “interested persons” of the Trusts (the “Independent Trustees”) under the Investment Company Act of 1940, as amended (the “1940 Act”), approved for an annual period the continuation of each Trust’s advisory agreement (the “Advisory Agreement”) with MetLife Advisers, LLC (the “Adviser”) and the applicable sub-advisory agreements (each a “Sub-Advisory Agreement,” and collectively with the Advisory Agreement, the “Agreements”) between the Adviser and the investment sub-advisers (each a “Sub-Adviser,” and collectively, the “Sub-Advisers”) for each of the series of the Trusts, including the T. Rowe Price Large Cap Growth Portfolio (each a “Portfolio,” and collectively, the “Portfolios”).1

In considering the Agreements, the Board reviewed a variety of materials provided by the Adviser and the Sub-Advisers relating to the Portfolios, including comparative performance, fee and expense information for an appropriate peer group of similar mutual funds, performance information for relevant benchmark indices and other information regarding the nature, extent and quality of services provided by the Adviser and the Sub-Advisers under their respective Agreements. The Board also took into account its experience with the Adviser and the Sub-Advisers and information provided to the Board in its meetings throughout the year with respect to the services provided by the Adviser and the Sub-Advisers, including quarterly performance reports prepared by management containing reviews of investment results, and periodic presentations from certain of the Sub-Advisers with respect to the Portfolios they manage. The Independent Trustees also assessed reports provided by the Board’s independent consultant, who reviewed and provided analyses regarding investment performance, fees and expenses, and other information provided by, or at the direction of, the Adviser and the Sub-Advisers, as more fully discussed below.

The Independent Trustees were separately advised by independent legal counsel throughout the process, and met with independent legal counsel in periodic executive sessions. Prior to voting to continue the Agreements at the November meeting, the Independent Trustees also received a memorandum from their independent counsel discussing the legal standards for their consideration of the proposed continuation of the Agreements. The Board also met in person with personnel of the Adviser on September 17, 2013 for the specific purpose of giving preliminary consideration to the proposed continuation of the Agreements and to request additional information they considered reasonably necessary to their deliberations. The Independent Trustees also discussed the proposed continuation of the Agreements in private sessions with their independent legal counsel at which no representatives of management were present.

In considering whether to approve the renewal of the Advisory Agreement with the Adviser and any applicable Sub-Advisory Agreements with respect to a Portfolio, the Board reviewed and analyzed the factors it deemed relevant, including: (1) the nature, extent and quality of the services to be provided to the Portfolios by the Adviser and the Sub-Advisers; (2) the performance of the Portfolios as compared to a peer group and an appropriate index; (3) the Adviser’s and each of the Sub-Adviser’s personnel and operations; (4) the financial condition of the Adviser and of the Sub-Advisers; (5) the level and method of computing each Portfolio’s advisory and sub-advisory fees; (6) the profitability of the Adviser under the Advisory Agreement and of certain of the Sub-Advisers under the Sub-Advisory Agreements; (7) any “fall-out” benefits to the Adviser, the Sub-Advisers and their affiliates (i.e., ancillary benefits realized by the Adviser, the Sub-Advisers or their affiliates from the Adviser’s or Sub-Advisers’ relationship with the Trusts); (8) the anticipated effect of growth in size on Portfolio expenses; (9) fees paid to certain of the Sub-Advisers by comparable institutional and retail accounts; and (10) possible conflicts of interest.

Nature, extent and quality of services. The Board evaluated the nature, extent and quality of the services that the Adviser, and the Sub-Advisers as relevant, have provided to the Portfolios. The Board considered the Adviser’s services as investment manager to the Portfolios, including services relating to the selection and oversight of the Sub-Advisers for the applicable Portfolios. The Board considered, among other things, the Adviser’s oversight of the provision of services to the Portfolios by the Sub-Advisers, including with respect to investment activities and trading practices, and the Sub-Adviser’s compliance with fund policies, objectives and Board directives, compliance policies and procedures and applicable law. The Adviser’s services in coordinating and overseeing the activities of the Trusts’ other service providers were also considered. The Board also evaluated the expertise and performance of the personnel of the Adviser who performed services for the Portfolios throughout the year.

The Board considered information received from the Trust’s Chief Compliance Officer (“CCO”) regarding the Portfolios’ compliance policies and procedures established pursuant to Rule 38a-l under the 1940 Act. The Board also evaluated the CCO’s ongoing reports concerning the CCO’s oversight of the risk assessment processes of the Sub-Advisers.

1 The Pyramis Managed Risk Portfolio recently commenced operations and, therefore, the Agreement with respect to this Portfolio was not up for renewal.

MSF-23

Metropolitan Series Fund

T. Rowe Price Large Cap Growth Portfolio

Board of Trustees’ Consideration of Advisory and Sub-Advisory Agreements—(Continued)

With respect to the services provided by each of the Sub-Advisers, the Board considered, among other things, information provided to the Board by each Sub-Adviser. The Board considered the Sub-Adviser’s current level of staffing and its overall resources, as well as its compensation program. The Board reviewed each Sub-Adviser’s history and investment experience, as well as information regarding the qualifications, background and responsibilities of the Sub-Adviser’s investment and compliance personnel who provide services to the Portfolios. The Board also considered, among other things, the Sub-Adviser’s compliance program and any disciplinary history. The Board also took into account the Sub-Adviser’s risk assessment and monitoring process. The Board noted each Sub-Adviser’s regulatory history, including whether it was currently involved in any regulatory actions or investigations as well as material litigation, and any settlements and amelioratory actions undertaken, as appropriate. The Board also noted that the CCO and his staff conduct regular, periodic compliance reviews with each of the Sub-Advisers and present reports to the Independent Trustees regarding the same, which includes evaluating the regulatory compliance systems of the Sub-Advisers and procedures reasonably designed by them to help assure compliance with the federal securities laws, including issues related to late trading and market timing, best execution, fair value pricing, and proxy voting procedures, among others. The Board also took into account the financial condition of each Sub-Adviser. In its review, the Board also received and took into account information regarding any services and/or payments provided to the Adviser by the Sub-Advisers in connection with marketing activities.

The Board considered each Sub-Adviser’s investment process and philosophy. The Board took into account that each Sub-Adviser’s responsibilities include the development and maintenance of an investment program for the applicable Portfolio which is consistent with the Portfolio’s investment objectives, the selection of investment securities and the placement of orders for the purchase and sale of such securities, as well as the implementation of compliance controls related to performance of these services. The Board also reviewed each Sub-Adviser’s brokerage policies and practices.

Performance. The Board considered the performance of the Portfolios as described in the quarterly reports prepared by management, and as also analyzed in reports prepared by the Independent Trustees’ independent consultant. The Board noted that the Adviser reviews with the Board on a quarterly basis detailed information about the Portfolios’ performance results, portfolio composition and investment strategies. The Board also reviewed and considered a separate report prepared by Lipper Inc. (“Lipper”), an independent third party, which provided a statistical analysis comparing the Portfolios’ investment performance, expenses, and fees to comparable funds underlying variable insurance products (the “Performance Universe”). In addition, the Independent Trustees met separately with a representative of Bobroff Consulting, Inc., an independent consultant (“Bobroff), at a special board meeting in September 2013, to review the separate reports prepared by such consultant (“Bobroff Report”), which analyzed the report prepared by Lipper. The Board also considered each Portfolio’s more recent performance subsequent to the performance period covered by the Lipper reports, and management’s discussion of the same, including the effect of current market conditions on each Portfolio’s more recent performance.

The Board reviewed the Portfolios’ performance records and the Adviser’s and Sub-Advisers’ management styles and long-term performance records with the Portfolios and comparable funds. The Board focused particular attention on Portfolios with less favorable performance records. The Board was mindful of the Adviser’s focus on each Sub-Adviser’s performance and noted that the Adviser has been active in monitoring and responding to any performance issues with respect to the Portfolios. The Board also took into account its discussions with management regarding factors that contributed to the performance of the Portfolios.

Among other data relating specifically to the T. Rowe Price Large Cap Growth Portfolio’s performance, the Board considered that the Portfolio outperformed the median of its Performance Universe and its Lipper Index for the three- and five-year periods ended June 30, 2013. The Board also considered that the Portfolio outperformed the median of its Performance Universe for the one-year period ended June 30, 2013 but underperformed its Lipper Index for that same period. The Board also considered that the Portfolio outperformed its benchmark, the Russell 1000 Growth Index, for the one-, three- and five-year periods ended October 31, 2013.

Fees and Expenses. The Board gave consideration to the advisory fees payable under the Advisory Agreement and the sub-advisory fees payable under each of the Sub-Advisory Agreements. In this regard, the Board reviewed the advisory fees payable on a Portfolio-by-Portfolio basis based on information provided by the Adviser. The Independent Trustees, with the assistance of Bobroff, also examined the fees paid by a Portfolio in light of fees paid to other investment managers by comparable funds, as well as considered the fees charged by the Adviser to manage other comparable funds, as applicable. The Lipper report included comparisons of the Adviser’s fee schedule with that of its peers based on an asset-based analysis of relative fee structures according to the size of the Portfolio. In addition, the Board considered the Portfolios’ advisory and sub-advisory fees and total expenses as compared to similarly situated investment companies underlying variable insurance products deemed to be comparable to the Portfolios as determined by Lipper. The Board considered a Portfolio’s ranking within a smaller group of peer funds chosen by Lipper (the “Expense Group”), as well as the Portfolio’s ranking within broader groups of funds (the “Expense Universe” and the “Sub-advised Expense Universe”). The Board

MSF-24

Metropolitan Series Fund

T. Rowe Price Large Cap Growth Portfolio

Board of Trustees’ Consideration of Advisory and Sub-Advisory Agreements—(Continued)

also considered a Portfolio’s contractual sub-advisory fees, as applicable, as compared to the Sub-advised Expense Universe as well as a smaller group of funds (the “Sub-advised Expense Group”). In comparing a Portfolio’s actual and contractual management fee to that of comparable funds, the Board noted that such fee includes both advisory and administrative fees.

The Board noted that the sub-advisory fees for the Portfolios are paid by the Adviser, not the Portfolios, out of the advisory fee. It was further noted that the Adviser negotiates such fees at arm’s length. The Board also considered that the Adviser had entered into expense limitation agreements with certain of the Portfolios, pursuant to which the Adviser has agreed to waive a portion of its advisory fee and/or reimburse certain expenses as a means of limiting a Portfolio’s total annual operating expenses. The Board further considered the amount of sub-advisory fees paid out by the Adviser and the amount of the management fees that it retained in light of the services performed by Sub-Advisers and Adviser, respectively.

With respect to the T. Rowe Price Large Cap Growth Portfolio, the Board considered that the Portfolio’s actual management fees and total expenses (exclusive of 12b-1 fees) were below the median of the Expense Group, Expense Universe and Sub-advised Expense Universe. The Board further noted that the Portfolio’s contractual management fees were below the asset-weighted average of the Expense Group at the Portfolio’s current size. The Board also noted that the Portfolio’s contractual sub-advisory fees were above the average of the Sub-advised Expense Group and the Sub-advised Expense Universe at the Portfolio’s current size. The Board further noted that the Adviser had waived fees and/or reimbursed expenses during the past year.

Profitability. The Board examined the profitability of the Adviser on a Portfolio-by-Portfolio basis. The Board also considered that the Distributor, MetLife Investors Distribution Company, receives Rule 12b-1 payments to support the distribution of the products. The Board considered the profitability to the Sub-Advisers and their affiliates as a result of their relationships with the Portfolios, and the Board considered the ability of the Adviser to negotiate the Sub-Advisory Agreements and the fees thereunder at arm’s length. The Board also reviewed Portfolio specific data with regard to the profitability of the Portfolios to each Sub-Adviser, as available.

Economies of scale. The Board also considered the effect of the Portfolios’ growth in size on their fees. The Board noted that the fee schedules for most of the Portfolios contain breakpoints that reduce the fee rate above specified asset levels. The Board noted those Portfolios that did not contain breakpoints in the advisory fee and took into account management’s discussion of the same. The Board noted that those Portfolios with advisory fee schedules containing breakpoints generally reflect the inclusion of breakpoints in the sub-advisory fee schedule for such Portfolios. The Board considered the effective fees under the Advisory Agreement for a Portfolio as a percentage of assets at different asset levels and possible economies of scale that may be realized if the assets of the Portfolio grow. Among other data, the Board examined the effect of a Portfolio’s growth in size on various fee schedules and reviewed the Lipper and Bobroff Reports, which compared fees among peers. The Board also generally noted that if a Portfolio’s assets increase over time, the Portfolio may realize other economies of scale if assets increase proportionally more than certain other fixed expenses. In addition, the Board noted that the Adviser had taken a number of steps to date intended to share the benefits of economies of scale with contractholders.

With respect to the T. Rowe Price Large Cap Growth Portfolio, the Board noted that the Portfolio’s advisory fee and sub-advisory fee each contain breakpoints that reduce the advisory fee rate on assets above certain specified asset levels. The Board considered the fact that the Portfolio’s fee levels decline as portfolio assets increase.

Other factors. As part of its evaluation of the Adviser’s compensation, the Board considered other benefits that may be realized by the Adviser and its affiliates from their relationship with the Trusts. Among them, the Board recognized that an affiliate of the Adviser, MetLife Investors Distribution Company, serves as the Distributor for the Trusts, and, as such, receives payments pursuant to Rule 12b-1 from the Portfolios to compensate it for providing shareholder services and selling activities, which could lead to growth in the Trusts’ assets and corresponding benefits from such growth, including economies of scale. The Board also considered that affiliates of the Adviser may benefit from certain indirect tax benefits relating to dividend received deductions and foreign tax credits. In conjunction with these considerations, the Board noted the costs of providing investment management and other services to the Portfolios and the ongoing commitment of the Adviser to the Portfolios.

The Board considered other benefits that may be realized by each Sub-Adviser and its affiliates from their relationship with the Trusts, including the opportunity to provide advisory services to additional portfolios of the Trusts and reputational benefits. In conjunction with these considerations, the Board noted the costs of providing investment advisory services to the Portfolios and the ongoing commitment of the Sub-Advisers to the Portfolios.

The Board considered possible conflicts of interest in the form of material benefits or detriments to the Trusts resulting from the nature of the Trusts’ and the Adviser’s or the Sub-Advisers’ affiliations and the services that are provided to the Trusts, and the manner in which such conflicts were mitigated.

MSF-25

Metropolitan Series Fund

T. Rowe Price Large Cap Growth Portfolio

Board of Trustees’ Consideration of Advisory and Sub-Advisory Agreements—(Continued)

Conclusions. After full consideration of the factors discussed above, the Board, including a majority of the Independent Trustees, approved the Advisory Agreement and the Sub-Advisory Agreement, as applicable, with respect to each Portfolio, unless otherwise noted. In making its approvals, the Board concluded that the nature, extent and quality of services provided by the Adviser and each Sub-Adviser supported the renewal of the Agreements. The Board also concluded that the investment performance of each Fund was such that each Agreement should continue. In addition, the Board concluded that fees paid by a Portfolio to the Adviser and, if applicable, the Sub-Adviser appeared to be acceptable in light of nature, extent and quality of the services provided by the Adviser and Sub-Adviser. Further, the Board concluded that the Adviser’s profitability in providing services under the Advisory Agreements did not appear unreasonably high in light of the nature, extent and quality of the services provided by the Adviser. Finally, the Board concluded that the Advisory and Sub-Advisory fees in some measure share economies of scale with contractholders. In approving the renewal of each of the Agreements, the Board, including the Independent Trustees, did not identify any single factor as controlling, and generally attributed different weights to various factors for the various Portfolios. The Board evaluated all information available to them on a Portfolio-by-Portfolio basis, and their decisions were made separately with respect to each Portfolio.

MSF-26

Metropolitan Series Fund

T. Rowe Price Small Cap Growth Portfolio

Managed by T. Rowe Price Associates, Inc.

Portfolio Manager Commentary*

PERFORMANCE

For the one year period ended December 31, 2013, the Class A, B, and E shares of the T. Rowe Price Small Cap Growth Portfolio returned 44.55%, 44.17%, and 44.32%, respectively. The Portfolio’s benchmark, the MSCI U.S. Small Cap Growth Index1, returned 44.50%.

MARKET ENVIRONMENT / CONDITIONS

Major U.S. stock markets generated excellent returns in 2013. Early on, decent employment gains and the Federal Reserve’s the “Fed” quantitative easing program helped to offset concerns about federal tax increases and automatic spending cuts. Equities fell in May after the Fed indicated that it could begin slowing monthly asset purchases, but rallied in September after the slowdown was put on hold. Stocks weakened in October amid political turmoil, but stocks climbed after a temporary solution was reached. Investors welcomed the Fed’s mid-December announcement that it would reduce asset purchases and also keep short-term interest rates low. Small-cap stocks posted the biggest annual gains, followed by mid- and large-caps. As measured by various Russell indexes, growth stocks outperformed value stocks across all market capitalizations.

PORTFOLIO REVIEW / PERIOD-END POSITIONING

The Portfolio turned in double-digit positive absolute returns for the year and outpaced its benchmark. Stock selection was the cause of the relative outperformance, while sector allocations were slightly negative. Stock choices were especially effective in the Financials, Consumer Staples, and Materials sectors. Adverse stock selection in the Consumer Discretionary and Information Technology arenas detracted from relative results.

Among Financials holdings, Altisource Portfolio Solutions and Altisource Asset Management performed well. Altisource Portfolio Solutions spun off Altisource Asset Management in late 2012. Both companies focus in real estate and reported solid earnings for the year.

Prudent stock selection in the Consumer Staples sector boosted relative returns. Nu Skin Enterprises develops and distributes anti-aging products and nutritional supplements. Increased demand for beauty products from China and the successful launch of a new weight loss product pushed revenue and earnings higher. Multi-level marketing nutrition company Herbalife also performed well.

Materials names rounded out significant relative contributors for the Portfolio. Paper container and packaging product manufacturer KapStone Paper and Packaging was successful in integrating a strategic acquisition, and earnings were solid.

In the Consumer Discretionary realm, multi-channel retailer HSN struggled. Higher shipping and handling costs exacerbated slowed sales when consumers took longer than anticipated to adjust to the company’s redeveloped website. Macroeconomic pressures also weighed on the stock during the third quarter.

Information Technology holdings also hampered relative results. TIBCO Software provides infrastructure software that enables real-time movement of data between applications. Increased competition hurt the company as price-sensitive customers looked elsewhere. The firm lowered quarterly guidance late in the year, creating a hurdle for the stock price.

The Portfolio ended the year with an overweight to the Financials, Health Care, and Industrials sectors. Portfolio holdings among Consumer Staples, Telecommunication Services, Materials, and Consumer Discretionary stocks were roughly in line with the benchmark. The Portfolio was underweight the benchmark in the Energy, Utilities, and Information Technology sectors.

Sudhir Nanda

Portfolio Manager

T. Rowe Price Associates, Inc.

* This commentary may include statements that constitute “forward-looking statements” under the U.S. securities laws. Forward-looking statements include, among other things, projections, estimates, and information about possible or future results related to the Portfolio, market or regulatory developments. The views expressed above are not guarantees of future performance or economic results and involve certain risks, uncertainties and assumptions that could cause actual outcomes and results to differ materially from the views expressed herein. The views expressed above are subject to change at any time based upon economic, market, or other conditions and the subadvisory firm undertakes no obligation to update the views expressed herein. Any discussions of specific securities should not be considered a recommendation to buy or sell those securities. The views expressed above (including any forward-looking statement) may not be relied upon as investment advice or as an indication of the Portfolio’s trading intent. Information about the Portfolio’s holdings, asset allocation or country diversification is historical and is not an indication of future Portfolio composition, which may vary. Direct investment in any index is not possible. The performance of any index mentioned in this commentary has not been adjusted for ongoing management, distribution and operating expenses, and sales charges applicable to mutual fund investments. In addition, the returns do not reflect additional fees charged by separate accounts or variable insurance contracts that an investor in the Portfolio may pay. If these additional fees were reflected, performance would have been lower.

MSF-1

Metropolitan Series Fund

T. Rowe Price Small Cap Growth Portfolio

A $10,000 INVESTMENT COMPARED TO THE MSCI U.S. SMALL CAP GROWTH INDEX

AVERAGE ANNUAL RETURNS (%) (FOR THE YEAR ENDED DECEMBER 31, 2013)

	1 Year	5 Year	10 Year
T. Rowe Price Small Cap Growth Portfolio
Class A	44.55	26.22	11.15
Class B	44.17	25.91	10.89
Class E	44.32	26.03	10.99
MSCI U.S. Small Cap Growth Index	44.50	25.43	11.17

1 The MSCI U.S. Small Cap Growth Index represents the growth companies of the MSCI U.S. Small Cap 1750 Index. (The MSCI U.S. Small Cap 1750 Index represents the universe of small capitalization companies in the U.S. equity market).

Portfolio performance is calculated including reinvestment of all income and capital gain distributions. Performance numbers are net of all Portfolio expenses but do not include any insurance, sales, separate account or administrative charges of variable annuity or life insurance contracts or any additional expenses that participants may bear relating to the operations of their plans. If these charges were included, the returns would be lower. The performance of any index referenced above has not been adjusted for ongoing management, distribution and operating expenses, and sales charges applicable to mutual fund investments. Direct investment in any index is not possible. The performance of Class A shares, as set forth in the line graph above, will differ from that of other classes because of the difference in expenses paid by policyholders investing in the different share classes.

This information represents past performance and is not indicative of future results. Investment return and principal value may fluctuate so that shares, upon redemption, may be worth more or less than the original cost.

PORTFOLIO COMPOSITION AS OF DECEMBER 31, 2013

Top Holdings

% of Net Assets
3D Systems Corp.	1.0
Middleby Corp. (The)	1.0
Tyler Technologies, Inc.	1.0
Polaris Industries, Inc.	0.9
Nu Skin Enterprises, Inc - Class A	0.9
Incyte Corp., Ltd.	0.9
MAXIMUS, Inc.	0.9
Wabtec Corp.	0.8
Ultimate Software Group, Inc.	0.8
Boston Beer Co., Inc. (The) - Class A	0.8

Top Sectors

% of Market Value of Total Long-Term Investments
Information Technology	23.1
Health Care	19.3
Consumer Discretionary	18.1
Industrials	17.7
Financials	8.2
Energy	5.1
Consumer Staples	4.4
Materials	3.6
Telecommunication Services	0.5

MSF-2

Metropolitan Series Fund

T. Rowe Price Small Cap Growth Portfolio

Understanding Your Portfolio’s Expenses

Shareholder Expense Example

As a shareholder of the Portfolio, you incur ongoing costs, including management fees; distribution and service (12b-1) fees; and other Portfolio expenses. This example is intended to help you understand your ongoing costs (in dollars) (referred to as “expenses”) of investing in the Portfolio and compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period, July 1, 2013 through December 31, 2013.

Actual Expenses

The first line for each share class of the Portfolio in the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested in the particular share class of the Portfolio, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line for each share class of the Portfolio in the table below provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any fees or charges of your variable insurance product or any additional expenses that participants in certain eligible qualified plans may bear relating to the operations of their plan. Therefore, the second line for each share class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these other costs were included, your costs would have been higher.

T. Rowe Price Small Cap Growth Portfolio		Annualized Expense Ratio	Beginning Account Value July 1, 2013	Ending Account Value December 31, 2013	Expenses Paid During Period** July 1, 2013 to December 31, 2013
Class A(a)	Actual	0.48%	$1,000.00	$1,242.60	$2.71
	Hypothetical*	0.48%	$1,000.00	$1,022.79	$2.45

Class B(a)	Actual	0.73%	$1,000.00	$1,240.90	$4.12
	Hypothetical*	0.73%	$1,000.00	$1,021.53	$3.72

Class E(a)	Actual	0.63%	$1,000.00	$1,242.10	$3.56
	Hypothetical*	0.63%	$1,000.00	$1,022.03	$3.21

* Hypothetical assumes a rate of return of 5% per year before expenses.

** Expenses paid are equal to the Portfolio’s annualized expense ratio for the most recent six month period, as shown above, multiplied by the average account value over the period, multiplied by the number of days (184 days) in the most recent fiscal half-year, divided by 365 (to reflect the one-half year period).

(a) The annualized expense ratio shown reflects the impact of the management fee waiver as described in Note 6 of the Notes to Financial Statements.

MSF-3

Metropolitan Series Fund

T. Rowe Price Small Cap Growth Portfolio

Schedule of Investments as of December 31, 2013

Common Stocks—99.5% of Net Assets

Security Description	Shares	Value

Aerospace & Defense—2.6%
Esterline Technologies Corp. (a)	38,200	$3,894,872
GenCorp, Inc. (a) (b)	115,200	2,075,904
HEICO Corp. - Class A	112,481	4,737,700
Hexcel Corp. (a)	100,700	4,500,283
Teledyne Technologies, Inc. (a)	59,300	5,447,298
TransDigm Group, Inc.	28,600	4,605,172
Triumph Group, Inc.	49,500	3,765,465

		29,026,694

Air Freight & Logistics—0.1%
HUB Group, Inc. - Class A (a)	35,400	1,411,752

Airlines—0.5%
Allegiant Travel Co.	19,400	2,045,536
Spirit Airlines, Inc. (a)	64,300	2,919,863

		4,965,399

Auto Components—0.5%
Dana Holding Corp.	91,400	1,793,268
Tenneco, Inc. (a)	73,100	4,135,267

		5,928,535

Beverages—0.8%
Boston Beer Co., Inc. (The) - Class A (a) (b)	36,587	8,846,371

Biotechnology—7.0%
ACADIA Pharmaceuticals, Inc. (a) (b)	70,800	1,769,292
Acorda Therapeutics, Inc. (a)	38,300	1,118,360
Aegerion Pharmaceuticals, Inc. (a) (b)	35,400	2,511,984
Alkermes plc (a)	144,900	5,891,634
Alnylam Pharmaceuticals, Inc. (a)	57,800	3,718,274
AMAG Pharmaceuticals, Inc. (a)	35,100	851,877
BioMarin Pharmaceutical, Inc. (a)	77,000	5,410,790
Cepheid, Inc. (a) (b)	79,300	3,704,896
Cubist Pharmaceuticals, Inc. (a) (b)	91,400	6,294,718
Exelixis, Inc. (a) (b)	215,100	1,318,563
Idenix Pharmaceuticals, Inc. (a) (b)	120,300	719,394
Incyte Corp., Ltd. (a) (b)	192,100	9,726,023
InterMune, Inc. (a) (b)	72,400	1,066,452
Isis Pharmaceuticals, Inc. (a) (b)	43,900	1,748,976
Lexicon Pharmaceuticals, Inc. (a) (b)	113,100	203,580
Ligand Pharmaceuticals, Inc. - Class B (a) (b)	25,200	1,325,520
Medivation, Inc. (a)	28,600	1,825,252
Neurocrine Biosciences, Inc. (a) (b)	106,400	993,776
NPS Pharmaceuticals, Inc. (a)	114,400	3,473,184
Opko Health, Inc. (a) (b)	105,500	890,420
Pharmacyclics, Inc. (a)	55,600	5,881,368
Prothena Corp. plc (a) (b)	19,200	509,184
Puma Biotechnology, Inc. (a) (b)	38,000	3,934,140
Seattle Genetics, Inc. (a) (b)	95,600	3,813,484
Sunesis Pharmaceuticals, Inc. (a) (b)	71,700	339,858
Theravance, Inc. (a) (b)	69,100	2,463,415
United Therapeutics Corp. (a) (b)	56,500	6,389,020

		77,893,434

Security Description	Shares	Value

Capital Markets—1.8%
Affiliated Managers Group, Inc. (a)	25,549	$5,541,067
E*Trade Financial Corp. (a)	196,160	3,852,582
Virtus Investment Partners, Inc. (a)	19,300	3,860,965
Waddell & Reed Financial, Inc. - Class A	107,900	7,026,448

		20,281,062

Chemicals—2.3%
Koppers Holdings, Inc.	22,100	1,011,075
NewMarket Corp. (b)	20,300	6,783,245
Rockwood Holdings, Inc.	80,200	5,767,984
Stepan Co.	65,900	4,325,017
WR Grace & Co. (a)	71,100	7,029,657

		24,916,978

Commercial Banks—1.3%
Signature Bank (a)	52,200	5,607,324
SVB Financial Group (a)	39,100	4,100,026
Texas Capital Bancshares, Inc. (a)	75,300	4,683,660

		14,391,010

Commercial Services & Supplies—1.7%
Clean Harbors, Inc. (a) (b)	55,500	3,327,780
Healthcare Services Group, Inc. (b)	107,300	3,044,101
Rollins, Inc.	107,750	3,263,747
Team, Inc. (a)	55,500	2,349,870
U.S. Ecology, Inc.	62,800	2,335,532
Waste Connections, Inc. (b)	113,900	4,969,457

		19,290,487

Communications Equipment—1.4%
ADTRAN, Inc. (b)	103,900	2,806,339
Aruba Networks, Inc. (a) (b)	152,800	2,735,120
JDS Uniphase Corp. (a)	192,500	2,498,650
Plantronics, Inc.	83,800	3,892,510
Polycom, Inc. (a)	103,286	1,159,902
Riverbed Technology, Inc. (a)	153,767	2,780,107

		15,872,628

Computers & Peripherals—1.3%
3D Systems Corp. (a) (b)	122,900	11,421,097
Stratasys, Ltd. (a)	21,000	2,828,700

		14,249,797

Consumer Finance—0.8%
Portfolio Recovery Associates, Inc. (a)	112,700	5,955,068
World Acceptance Corp. (a) (b)	37,200	3,256,116

		9,211,184

Containers & Packaging—0.4%
Graphic Packaging Holding Co. (a)	250,300	2,402,880
Rock-Tenn Co. - Class A	21,400	2,247,214

		4,650,094

See accompanying notes to financial statements.

MSF-4

Metropolitan Series Fund

T. Rowe Price Small Cap Growth Portfolio

Schedule of Investments as of December 31, 2013

Common Stocks—(Continued)

Security Description	Shares	Value

Distributors—0.8%
LKQ Corp. (a)	104,900	$3,451,210
Pool Corp.	89,200	5,186,088

		8,637,298

Diversified Consumer Services—1.0%
American Public Education, Inc. (a) (b)	46,500	2,021,355
Ascent Capital Group, Inc. - Class A (a)	43,700	3,738,972
Sotheby’s	80,700	4,293,240
Steiner Leisure, Ltd. (a)	19,700	969,043

		11,022,610

Diversified Financial Services—0.9%
CBOE Holdings, Inc.	89,900	4,671,204
MarketAxess Holdings, Inc.	49,100	3,283,317
MSCI, Inc. (a)	15,678	685,442
NewStar Financial, Inc. (a) (b)	87,791	1,560,046

		10,200,009

Diversified Telecommunication Services—0.5%
tw telecom, Inc. (a)	187,100	5,700,937

Electrical Equipment—1.3%
Acuity Brands, Inc. (b)	63,400	6,930,888
Generac Holdings, Inc.	102,900	5,828,256
II-VI, Inc. (a)	75,600	1,330,560

		14,089,704

Electronic Equipment, Instruments & Components—1.7%
Anixter International, Inc.	68,800	6,180,992
Coherent, Inc. (a)	64,200	4,775,838
FARO Technologies, Inc. (a)	18,900	1,101,870
FEI Co.	73,500	6,567,960
Itron, Inc. (a) (b)	12,800	530,304

		19,156,964

Energy Equipment & Services—2.1%
Atwood Oceanics, Inc. (a)	58,400	3,117,976
Core Laboratories NV	24,200	4,620,990
Dawson Geophysical Co. (a)	7,891	266,874
Dril-Quip, Inc. (a)	46,300	5,089,759
Oceaneering International, Inc.	49,100	3,873,008
Oil States International, Inc. (a)	41,700	4,241,724
Superior Energy Services, Inc. (a)	37,519	998,380
Tesco Corp. (a)	41,400	818,892
Unit Corp. (a)	10,500	542,010

		23,569,613

Food & Staples Retailing—1.0%
Rite Aid Corp. (a)	1,000,900	5,064,554
Susser Holdings Corp. (a) (b)	87,800	5,750,022

		10,814,576

Security Description	Shares	Value

Food Products—1.3%
Dean Foods Co. (a)	91,200	$1,567,728
J&J Snack Foods Corp.	70,900	6,281,031
TreeHouse Foods, Inc. (a)	95,400	6,574,968

		14,423,727

Health Care Equipment & Supplies—3.6%
Align Technology, Inc. (a)	99,300	5,674,995
ArthroCare Corp. (a)	63,900	2,571,336
Cooper Cos., Inc. (The)	37,200	4,606,848
DexCom, Inc. (a)	2,400	84,984
Edwards Lifesciences Corp. (a) (b)	7,800	512,928
HeartWare International, Inc. (a)	14,900	1,400,004
ICU Medical, Inc. (a)	28,500	1,815,735
IDEXX Laboratories, Inc. (a) (b)	41,800	4,446,266
Masimo Corp. (a) (b)	53,700	1,569,651
Meridian Bioscience, Inc. (b)	35,600	944,468
Orthofix International NV (a)	50,400	1,150,128
Sirona Dental Systems, Inc. (a)	86,700	6,086,340
Thoratec Corp. (a)	61,700	2,258,220
Volcano Corp. (a) (b)	61,800	1,350,330
West Pharmaceutical Services, Inc.	100,000	4,906,000

		39,378,233

Health Care Providers & Services—3.6%
Air Methods Corp. (a) (b)	119,000	6,941,270
Bio-Reference Labs, Inc. (a) (b)	58,400	1,491,536
Centene Corp. (a)	65,900	3,884,805
Chemed Corp. (b)	23,100	1,769,922
Corvel Corp. (a)	78,800	3,679,960
HealthSouth Corp.	106,500	3,548,580
MEDNAX, Inc. (a)	85,600	4,569,328
MWI Veterinary Supply, Inc. (a)	30,500	5,202,995
Team Health Holdings, Inc. (a)	128,000	5,830,400
WellCare Health Plans, Inc. (a)	46,500	3,274,530

		40,193,326

Health Care Technology—0.2%
HMS Holdings Corp. (a)	111,300	2,529,849

Hotels, Restaurants & Leisure—3.9%
Bally Technologies, Inc. (a) (b)	59,300	4,652,085
Brinker International, Inc. (b)	95,200	4,411,568
Buffalo Wild Wings, Inc. (a)	9,800	1,442,560
Cheesecake Factory, Inc. (The) (b)	59,200	2,857,584
Choice Hotels International, Inc. (b)	80,800	3,968,088
Denny’s Corp. (a)	580,400	4,173,076
Domino’s Pizza, Inc.	91,100	6,345,115
Red Robin Gourmet Burgers, Inc. (a)	57,300	4,213,842
Six Flags Entertainment Corp. (b)	152,100	5,600,322
Vail Resorts, Inc.	70,300	5,288,669

		42,952,909

Household Durables—0.7%
Helen of Troy, Ltd. (a)	84,100	4,163,791
iRobot Corp. (a) (b)	70,200	2,440,854
NACCO Industries, Inc. - Class A	12,697	789,626

		7,394,271

See accompanying notes to financial statements.

MSF-5

Metropolitan Series Fund

T. Rowe Price Small Cap Growth Portfolio

Schedule of Investments as of December 31, 2013

Common Stocks—(Continued)

Security Description	Shares	Value

Insurance—0.2%
Amtrust Financial Services, Inc. (b)	75,478	$2,467,376

Internet & Catalog Retail—1.6%
HSN, Inc.	112,600	7,014,980
Liberty Ventures - Series A (a)	50,900	6,239,831
Shutterfly, Inc. (a) (b)	87,000	4,430,910

		17,685,721

Internet Software & Services—2.4%
Cornerstone OnDemand, Inc. (a)	92,500	4,933,950
CoStar Group, Inc. (a)	29,300	5,408,194
j2 Global, Inc. (b)	61,700	3,085,617
MercadoLibre, Inc. (b)	41,800	4,505,622
Perficient, Inc. (a)	77,300	1,810,366
ValueClick, Inc. (a) (b)	108,500	2,535,645
WebMD Health Corp. (a) (b)	102,100	4,032,950

		26,312,344

IT Services—5.5%
Cardtronics, Inc. (a)	141,400	6,143,830
CoreLogic, Inc. (a)	184,200	6,544,626
DST Systems, Inc.	27,300	2,477,202
Euronet Worldwide, Inc. (a) (b)	106,300	5,086,455
Gartner, Inc. (a)	119,800	8,511,790
Heartland Payment Systems, Inc. (b)	132,660	6,611,775
Jack Henry & Associates, Inc.	89,400	5,293,374
MAXIMUS, Inc.	219,100	9,638,209
TeleTech Holdings, Inc. (a)	46,400	1,110,816
Unisys Corp. (a)	67,609	2,269,634
VeriFone Systems, Inc. (a)	34,100	914,562
WEX, Inc. (a)	63,200	6,258,696

		60,860,969

Leisure Equipment & Products—1.5%
Brunswick Corp.	126,200	5,812,772
Polaris Industries, Inc. (b)	71,200	10,369,568

		16,182,340

Life Sciences Tools & Services—1.2%
Bio-Rad Laboratories, Inc. - Class A (a)	18,300	2,262,063
Bruker Corp. (a)	93,500	1,848,495
Illumina, Inc. (a) (b)	23,700	2,621,694
Mettler-Toledo International, Inc. (a)	10,000	2,425,900
PAREXEL International Corp. (a)	86,300	3,899,034

		13,057,186

Machinery—7.0%
Actuant Corp. - Class A (b)	122,900	4,503,056
Chart Industries, Inc. (a) (b)	36,300	3,471,732
Graco, Inc.	62,000	4,843,440
Hyster-Yale Materials Handling, Inc.	34,894	3,250,725
IDEX Corp.	54,100	3,995,285
John Bean Technologies Corp.	109,200	3,202,836
Lincoln Electric Holdings, Inc.	95,500	6,812,970
Middleby Corp. (The) (a)	44,800	10,750,656

Machinery—(Continued)
Nordson Corp.	85,500	$6,352,650
Standex International Corp.	26,600	1,672,608
Sun Hydraulics Corp.	51,300	2,094,579
Toro Co. (The)	124,700	7,930,920
Valmont Industries, Inc. (b)	41,700	6,218,304
Wabtec Corp.	126,500	9,395,155
Woodward, Inc.	51,900	2,367,159

		76,862,075

Marine—0.7%
Kirby Corp. (a) (b)	75,000	7,443,750

Media—1.4%
Digital Generation, Inc. (a) (b)	70,300	896,325
John Wiley & Sons, Inc. - Class A (b)	22,800	1,258,560
Live Nation Entertainment, Inc. (a)	242,400	4,789,824
Madison Square Garden Co. (The) - Class A (a)	109,000	6,276,220
Starz - Class A (a)	92,100	2,693,004

		15,913,933

Metals & Mining—0.3%
Compass Minerals International, Inc.	25,200	2,017,260
Stillwater Mining Co. (a)	63,300	781,122

		2,798,382

Multiline Retail—0.2%
Big Lots, Inc. (a)	58,900	1,901,881

Oil, Gas & Consumable Fuels—2.9%
Bill Barrett Corp. (a) (b)	45,400	1,215,812
Clayton Williams Energy, Inc. (a)	39,800	3,261,610
Contango Oil & Gas Co. (a)	70,800	3,346,008
Delek U.S. Holdings, Inc.	50,000	1,720,500
Energy XXI Bermuda, Ltd. (b)	78,100	2,113,386
Gran Tierra Energy, Inc. (a)	297,700	2,176,187
Halcon Resources Corp. (a) (b)	179,700	693,642
Oasis Petroleum, Inc. (a)	107,500	5,049,275
Rosetta Resources, Inc. (a)	72,900	3,502,116
SemGroup Corp. - Class A	71,500	4,663,945
SM Energy Co.	57,600	4,787,136

		32,529,617

Paper & Forest Products—0.6%
Clearwater Paper Corp. (a)	27,500	1,443,750
KapStone Paper and Packaging Corp. (a)	98,400	5,496,624

		6,940,374

Personal Products—1.2%
Herbalife, Ltd. (b)	47,700	3,753,990
Nu Skin Enterprises, Inc. - Class A	72,200	9,979,484

		13,733,474

Pharmaceuticals—3.6%
Akorn, Inc. (a) (b)	118,500	2,918,655
Auxilium Pharmaceuticals, Inc. (a) (b)	40,100	831,674

See accompanying notes to financial statements.

MSF-6

Metropolitan Series Fund

T. Rowe Price Small Cap Growth Portfolio

Schedule of Investments as of December 31, 2013

Common Stocks—(Continued)

Security Description	Shares	Value

Pharmaceuticals—(Continued)
AVANIR Pharmaceuticals, Inc. - Class A (a) (b)	267,700	$899,472
Cadence Pharmaceuticals, Inc. (a) (b)	57,600	521,280
Jazz Pharmaceuticals plc (a)	64,200	8,125,152
Medicines Co. (The) (a)	108,600	4,194,132
Nektar Therapeutics (a) (b)	75,500	856,925
Pacira Pharmaceuticals, Inc. (a)	29,800	1,713,202
Prestige Brands Holdings, Inc. (a)	154,400	5,527,520
Questcor Pharmaceuticals, Inc. (b)	76,800	4,181,760
Salix Pharmaceuticals, Ltd. (a)	65,300	5,873,082
ViroPharma, Inc. (a) (b)	85,300	4,252,205

		39,895,059

Professional Services—1.1%
Advisory Board Co. (The) (a)	78,300	4,985,361
Exponent, Inc.	33,600	2,601,984
Huron Consulting Group, Inc. (a)	64,900	4,070,528
RPX Corp. (a)	58,200	983,580

		12,641,453

Real Estate Investment Trusts—0.6%
DuPont Fabros Technology, Inc. (b)	42,200	1,042,762
Sabra Health Care REIT, Inc.	59,433	1,553,579
Strategic Hotels & Resorts, Inc. (a)	164,000	1,549,800
Taubman Centers, Inc.	33,300	2,128,536

		6,274,677

Real Estate Management & Development—1.8%
Altisource Asset Management Corp. (a)	4,220	3,924,600
Altisource Portfolio Solutions S.A. (a)	47,600	7,550,788
Altisource Residential Corp. (b)	39,300	1,183,323
Forest City Enterprises, Inc. - Class A (a)	154,200	2,945,220
Jones Lang LaSalle, Inc.	19,400	1,986,366
Kennedy-Wilson Holdings, Inc.	87,943	1,956,732

		19,547,029

Road & Rail—1.9%
AMERCO (a)	19,900	4,733,016
Avis Budget Group, Inc. (a)	113,600	4,591,712
Landstar System, Inc.	55,100	3,165,495
Old Dominion Freight Line, Inc. (a)	152,650	8,093,503

		20,583,726

Semiconductors & Semiconductor Equipment—2.8%
Amkor Technology, Inc. (a) (b)	94,900	581,737
Atmel Corp. (a)	278,700	2,182,221
Cabot Microelectronics Corp. (a)	30,400	1,389,280
Cavium, Inc. (a) (b)	99,100	3,419,941
Diodes, Inc. (a)	90,600	2,134,536
Hittite Microwave Corp. (a)	60,800	3,753,184
Magnachip Semiconductor Corp. (a)	105,300	2,053,350
Microsemi Corp. (a)	112,700	2,811,865
Semtech Corp. (a)	88,400	2,234,752
Silicon Laboratories, Inc. (a)	30,300	1,312,293
Synaptics, Inc. (a) (b)	89,400	4,631,814
Teradyne, Inc. (a) (b)	140,100	2,468,562

Security Description	Shares	Value

Semiconductors & Semiconductor Equipment—(Continued)
Ultratech, Inc. (a) (b)	40,300	$1,168,700
Veeco Instruments, Inc. (a) (b)	34,300	1,128,813

		31,271,048

Software—7.9%
Actuate Corp. (a)	83,119	640,848
Advent Software, Inc. (b)	66,300	2,319,837
Aspen Technology, Inc. (a)	183,800	7,682,840
CommVault Systems, Inc. (a)	98,100	7,345,728
Computer Modelling Group, Ltd. (b)	107,900	2,702,960
Concur Technologies, Inc. (a) (b)	55,100	5,685,218
FactSet Research Systems, Inc. (b)	43,700	4,744,946
Fortinet, Inc. (a)	130,700	2,500,291
Informatica Corp. (a)	95,400	3,959,100
Manhattan Associates, Inc. (a)	26,400	3,101,472
MICROS Systems, Inc. (a) (b)	77,900	4,469,123
Monotype Imaging Holdings, Inc.	105,605	3,364,575
Netscout Systems, Inc. (a)	118,900	3,518,251
PTC, Inc. (a)	132,100	4,675,019
Rovi Corp. (a)	41,800	823,042
SolarWinds, Inc. (a)	60,700	2,296,281
Solera Holdings, Inc.	24,600	1,740,696
SS&C Technologies Holdings, Inc. (a)	39,400	1,743,844
TIBCO Software, Inc. (a)	169,900	3,819,352
Tyler Technologies, Inc. (a)	104,100	10,631,733
Ultimate Software Group, Inc. (a)	60,400	9,254,488

		87,019,644

Specialty Retail—4.2%
Aaron’s, Inc.	82,500	2,425,500
Ascena Retail Group, Inc. (a)	213,100	4,509,196
Buckle, Inc. (The) (b)	53,500	2,811,960
Chico’s FAS, Inc.	186,200	3,508,008
Children’s Place Retail Stores, Inc. (The) (a)	34,100	1,942,677
DSW, Inc. - Class A (b)	191,600	8,187,068
Guess?, Inc.	31,300	972,491
Hibbett Sports, Inc. (a) (b)	46,550	3,128,625
Monro Muffler Brake, Inc. (b)	130,200	7,338,072
Sally Beauty Holdings, Inc. (a)	211,100	6,381,553
Tractor Supply Co.	73,600	5,709,888

		46,915,038

Textiles, Apparel & Luxury Goods—2.3%
Deckers Outdoor Corp. (a) (b)	42,000	3,547,320
Fossil Group, Inc. (a)	22,949	2,752,503
Hanesbrands, Inc.	121,300	8,523,751
Iconix Brand Group, Inc. (a)	86,900	3,449,930
PVH Corp.	21,885	2,976,798
Steven Madden, Ltd. (a)	107,500	3,933,425

		25,183,727

Thrifts & Mortgage Finance—0.7%
MGIC Investment Corp. (a)	338,500	2,856,940
Ocwen Financial Corp. (a)	50,100	2,778,045
Radian Group, Inc. (b)	148,000	2,089,760

		7,724,745

See accompanying notes to financial statements.

MSF-7

Metropolitan Series Fund

T. Rowe Price Small Cap Growth Portfolio

Schedule of Investments as of December 31, 2013

Common Stocks—(Continued)

Security Description	Shares/ Principal Amount*	Value

Trading Companies & Distributors—0.8%
Beacon Roofing Supply, Inc. (a) (b)	91,800	$3,697,704
United Rentals, Inc. (a) (b)	58,432	4,554,774

		8,252,478

Total Common Stocks (Cost $727,488,412)		1,100,997,497

Short-Term Investments—20.6%

Mutual Funds—20.5%
State Street Navigator Securities Lending MET Portfolio (c)	223,936,477	223,936,477
T. Rowe Price Government Reserve Investment Fund (d)	3,163,723	3,163,723

		227,100,200

Repurchase Agreement—0.1%
Fixed Income Clearing Corp. Repurchase Agreement dated 12/31/13 at 0.000% to be repurchased at $1,249,000 on 01/02/14, collateralized by $1,425,000 Federal Home Loan Mortgage Corp. at 2.000% due 01/30/23 with a value of $1,276,291.	1,249,000	1,249,000

Total Short-Term Investments (Cost $228,349,200)		228,349,200

Total Investments—120.1% (Cost $955,837,612) (e)		1,329,346,697
Other assets and liabilities (net)—(20.1)%		(222,785,191)

Net Assets—100.0%		$1,106,561,506

*	Principal amount stated in U.S. dollars unless otherwise noted.
(a)	Non-income producing security.
(b)	All or a portion of the security was held on loan. As of December 31, 2013, the market value of securities loaned was $220,000,723 and the collateral received consisted of cash in the amount of $223,936,477 and non-cash collateral with a value of $544,248. The cash collateral is invested in a money market fund managed by an affiliate of the custodian. The non-cash collateral received consists primarily of government securities and bank letters of credit, and is held for the benefit of the Portfolio at the Portfolio’s custodian. The Portfolio cannot repledge or resell this collateral. As such, this collateral is excluded from the Statement of Assets and Liabilities.
(c)	Represents investment of cash collateral received from securities lending transactions.
(d)	Affiliated Issuer. (See Note 7 of the Notes to Financial Statements for a summary of transactions in securities of affiliated issuers.)
(e)	As of December 31, 2013, the aggregate cost of investments for federal income tax purposes was $958,105,067. The aggregate unrealized appreciation and depreciation of investments were $381,413,571 and $(10,171,941), respectively, resulting in net unrealized appreciation of $371,241,630 for federal income tax purposes.

See accompanying notes to financial statements.

MSF-8

Metropolitan Series Fund

T. Rowe Price Small Cap Growth Portfolio

Schedule of Investments as of December 31, 2013

Fair Value Hierarchy

Accounting principles generally accepted in the United States of America (“GAAP”) define fair market value as the price that the Portfolio would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. It establishes a fair value hierarchy that prioritizes inputs to valuation methods and requires disclosure of the fair value hierarchy that segregates fair value measurements into three levels. Levels 1, 2 and 3 of the fair value hierarchy are defined as follows:

Level 1 - unadjusted quoted prices in active markets for identical investments

Level 2 - other significant observable inputs (including, but not limited to, unadjusted quoted prices for similar investments in markets that are either active or inactive; inputs other than quoted prices that are observable such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks, default rates, etc.)

Level 3 - significant unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are unavailable (including the Portfolio’s own assumptions in determining the fair value of investments)

The inputs or methodologies used for valuing investments are not necessarily an indication of the risk associated with investing in them. Changes to the inputs or methodologies used may result in transfers between levels, which will be recognized as of the beginning of the reporting period. Information on transfers between Level 1 and Level 2, if any, will be disclosed following the fair value hierarchy table below. A reconciliation of Level 3 securities, if any, will also be disclosed following the fair value hierarchy table. For more information about the Portfolio’s policy regarding the valuation of investments, please refer to the Notes to Financial Statements.

The following table summarizes the fair value hierarchy of the Portfolio’s investments as of December 31, 2013:

Description	Level 1	Level 2	Level 3	Total
Total Common Stocks*	$1,100,997,497	$—	$—	$1,100,997,497
Short-Term Investments
Mutual Funds	227,100,200	—	—	227,100,200
Repurchase Agreement	—	1,249,000	—	1,249,000
Total Short-Term Investments	227,100,200	1,249,000	—	228,349,200
Total Investments	$1,328,097,697	$1,249,000	$—	$1,329,346,697

Collateral for securities loaned (Liability)	$—	$(223,936,477)	$—	$(223,936,477)

*	See Schedule of Investments for additional detailed categorizations.

See accompanying notes to financial statements.

MSF-9

Metropolitan Series Fund

T. Rowe Price Small Cap Growth Portfolio

Statement of Assets and Liabilities

December 31, 2013

Assets
Investments at value (a) (b)	$1,326,182,974
Affiliated investments at value (c)	3,163,723
Cash	863
Cash denominated in foreign currencies (d)	45,184
Receivable for:
Investments sold	7,062,073
Fund shares sold	647,371
Dividends	736,409
Dividends on affiliated investments	102
Prepaid expenses	2,442

Total Assets	1,337,841,141
Liabilities
Collateral for securities loaned	223,936,477
Payables for:
Investments purchased	6,075,630
Fund shares redeemed	643,856
Accrued expenses:
Management fees	408,680
Distribution and service fees	79,947
Deferred trustees’ fees	48,554
Other expenses	86,491

Total Liabilities	231,279,635

Net Assets	$1,106,561,506

Net assets consist of:
Paid in surplus	$652,389,656
Undistributed net investment income	917,166
Accumulated net realized gain	79,746,071
Unrealized appreciation on investments and foreign currency transactions	373,508,613

Net Assets	$1,106,561,506

Net Assets
Class A	$714,179,593
Class B	373,603,333
Class E	18,778,580
Capital Shares Outstanding*
Class A	30,044,947
Class B	16,405,148
Class E	813,418
Net Asset Value, Offering Price and Redemption Price Per Share
Class A	$23.77
Class B	22.77
Class E	23.09

*	The Portfolio is authorized to issue an unlimited number of shares.
(a)	Identified cost of investments, excluding affiliated investments, was $952,673,889.
(b)	Includes securities loaned at value of $220,000,723.
(c)	Identified cost of affiliated investments was $3,163,723.
(d)	Identified cost of cash denominated in foreign currencies was $45,656.

Statement of Operations

Year Ended December 31, 2013

Investment Income
Dividends (a)	$5,068,673
Dividends from affiliated investments	2,086
Interest	132
Securities lending income	1,312,710

Total investment income	6,383,601
Expenses
Management fees	4,390,500
Administration fees	19,634
Custodian and accounting fees	122,862
Distribution and service fees—Class B	812,068
Distribution and service fees—Class E	24,629
Audit and tax services	37,723
Legal	27,754
Trustees’ fees and expenses	35,359
Shareholder reporting	93,468
Insurance	4,960
Miscellaneous	9,357

Total expenses	5,578,314
Less management fee waiver	(262,479)
Less broker commission recapture	(5,861)

Net expenses	5,309,974

Net Investment Income	1,073,627

Net Realized and Unrealized Gain
Net realized gain (loss) on:
Investments	82,831,924
Futures contracts	(1,560,081)
Foreign currency transactions	(166)

Net realized gain	81,271,677

Net change in unrealized appreciation (depreciation) on:
Investments	255,807,624
Foreign currency transactions	(417)

Net change in unrealized appreciation	255,807,207

Net realized and unrealized gain	337,078,884

Net Increase in Net Assets From Operations	$338,152,511

(a)	Net of foreign withholding taxes of $14,766.

See accompanying notes to financial statements.

MSF-10

Metropolitan Series Fund

T. Rowe Price Small Cap Growth Portfolio

Statements of Changes in Net Assets

	Year Ended December 31, 2013	Year Ended December 31, 2012
Increase (Decrease) in Net Assets:
From Operations
Net investment income	$1,073,627	$2,640,862
Net realized gain	81,271,677	50,548,731
Net change in unrealized appreciation	255,807,207	35,928,165

Increase in net assets from operations	338,152,511	89,117,758

From Distributions to Shareholders
Net investment income
Class A	(2,084,759)	0
Class B	(435,146)	0
Class E	(34,617)	0
Net realized capital gains
Class A	(32,210,993)	(27,467,785)
Class B	(17,679,828)	(28,726,678)
Class E	(883,139)	(1,518,493)

Total distributions	(53,328,482)	(57,712,956)

Increase in net assets from capital share transactions	144,101,028	99,799,343

Total increase in net assets	428,925,057	131,204,145

Net Assets
Beginning of period	677,636,449	546,432,304

End of period	$1,106,561,506	$677,636,449

Undistributed net investment income
End of period	$917,166	$2,584,196

Other Information:

Capital Shares

Transactions in capital shares were as follows:

	Year Ended December 31, 2013		Year Ended December 31, 2012
	Shares	Value	Shares	Value
Class A
Sales	10,721,735	$208,173,361	7,162,096	$121,338,969
Reinvestments	1,939,805	34,295,752	1,635,961	27,467,785
Redemptions	(4,687,332)	(94,950,297)	(2,546,185)	(43,800,643)

Net increase	7,974,208	$147,518,816	6,251,872	$105,006,111

Class B
Sales	1,937,054	$37,911,446	1,693,551	$28,380,354
Reinvestments	1,067,471	18,114,974	1,777,641	28,726,678
Redemptions	(3,017,882)	(58,976,676)	(3,699,866)	(61,593,421)

Net decrease	(13,357)	$(2,950,256)	(228,674)	$(4,486,389)

Class E
Sales	119,207	$2,364,626	97,688	$1,666,818
Reinvestments	53,389	917,756	92,874	1,518,493
Redemptions	(189,722)	(3,749,914)	(233,792)	(3,905,690)

Net decrease	(17,126)	$(467,532)	(43,230)	$(720,379)

Increase derived from capital shares transactions		$144,101,028		$99,799,343

See accompanying notes to financial statements.

MSF-11

Metropolitan Series Fund

T. Rowe Price Small Cap Growth Portfolio

Financial Highlights

Selected per share data
	Class A
	Year Ended December 31,
	2013	2012	2011	2010		2009
Net Asset Value, Beginning of Period	$17.53	$16.68	$16.39	$12.15		$9.05

Income (Loss) from Investment Operations
Net investment income (loss) (a)	0.04	0.10	(0.02)	0.00	(b)	0.01
Net realized and unrealized gain on investments	7.37	2.52	0.31	4.24		3.41

Total from investment operations	7.41	2.62	0.29	4.24		3.42

Less Distributions
Distributions from net investment income	(0.07)	0.00	0.00	0.00		(0.04)
Distributions from net realized capital gains	(1.10)	(1.77)	0.00	0.00		(0.28)

Total distributions	(1.17)	(1.77)	0.00	0.00		(0.32)

Net Asset Value, End of Period	$23.77	$17.53	$16.68	$16.39		$12.15

Total Return (%) (c)	44.55	16.18	1.77	34.90		38.97

Ratios/Supplemental Data
Gross ratio of expenses to average net assets (%)	0.52	0.55	0.55	0.57		0.62
Net ratio of expenses to average net assets (%) (d)	0.49	0.52	0.53	0.55		0.60
Ratio of net investment income (loss) to average net assets (%)	0.21	0.56	(0.09)	0.02		0.14
Portfolio turnover rate (%)	29	26	29	33		28
Net assets, end of period (in millions)	$714.2	$387.0	$263.8	$281.0		$218.7

	Class B
	Year Ended December 31,
	2013	2012	2011	2010	2009
Net Asset Value, Beginning of Period	$16.84	$16.12	$15.89	$11.80	$8.79

Income (Loss) from Investment Operations
Net investment income (loss) (a)	(0.01)	0.04	(0.06)	(0.03)	(0.01)
Net realized and unrealized gain on investments	7.07	2.45	0.29	4.12	3.31

Total from investment operations	7.06	2.49	0.23	4.09	3.30

Less Distributions
Distributions from net investment income	(0.03)	0.00	0.00	0.00	(0.01)
Distributions from net realized capital gains	(1.10)	(1.77)	0.00	0.00	(0.28)

Total distributions	(1.13)	(1.77)	0.00	0.00	(0.29)

Net Asset Value, End of Period	$22.77	$16.84	$16.12	$15.89	$11.80

Total Return (%) (c)	44.17	15.91	1.45	34.66	38.63

Ratios/Supplemental Data
Gross ratio of expenses to average net assets (%)	0.77	0.80	0.80	0.82	0.87
Net ratio of expenses to average net assets (%) (d)	0.74	0.77	0.78	0.80	0.85
Ratio of net investment income (loss) to average net assets (%)	(0.05)	0.25	(0.34)	(0.22)	(0.11)
Portfolio turnover rate (%)	29	26	29	33	28
Net assets, end of period (in millions)	$373.6	$276.5	$268.4	$266.0	$189.6

Please see following page for Financial Highlights footnote legend.

See accompanying notes to financial statements.

MSF-12

Metropolitan Series Fund

T. Rowe Price Small Cap Growth Portfolio

Financial Highlights

Selected per share data
	Class E
	Year Ended December 31,
	2013	2012	2011	2010	2009
Net Asset Value, Beginning of Period	$17.06	$16.29	$16.04	$11.91	$8.87

Income (Loss) from Investment Operations
Net investment income (loss) (a)	0.01	0.06	(0.04)	(0.02)	(0.00	)(b)
Net realized and unrealized gain on investments	7.16	2.48	0.29	4.15	3.34

Total from investment operations	7.17	2.54	0.25	4.13	3.34

Less Distributions
Distributions from net investment income	(0.04)	0.00	0.00	0.00	(0.02)
Distributions from net realized capital gains	(1.10)	(1.77)	0.00	0.00	(0.28)

Total distributions	(1.14)	(1.77)	0.00	0.00	(0.30)

Net Asset Value, End of Period	$23.09	$17.06	$16.29	$16.04	$11.91

Total Return (%) (c)	44.32	16.06	1.56	34.68	38.78

Ratios/Supplemental Data
Gross ratio of expenses to average net assets (%)	0.67	0.70	0.70	0.72	0.77
Net ratio of expenses to average net assets (%) (d)	0.64	0.67	0.68	0.70	0.75
Ratio of net investment income (loss) to average net assets (%)	0.05	0.34	(0.24)	(0.14)	(0.01)
Portfolio turnover rate (%)	29	26	29	33	28
Net assets, end of period (in millions)	$18.8	$14.2	$14.2	$16.3	$12.8

(a)	Per share amounts based on average shares outstanding during the period.
(b)	Net investment income (loss) was less than $0.01.
(c)	Total return does not reflect any insurance, sales, separate account or administrative charges of variable annuity or life insurance contracts or any additional expenses that contract owners may bear under their variable contracts. If these charges were included, the returns would be lower.
(d)	Net ratio of expenses to average net assets includes the effect of management fee waivers as detailed in Note 6 of the Notes to Financial Statements.

See accompanying notes to financial statements.

MSF-13

Metropolitan Series Fund

T. Rowe Price Small Cap Growth Portfolio

Notes to Financial Statements—December 31, 2013

1. Organization

Metropolitan Series Fund (the “Trust”) is organized as a Delaware statutory trust and registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. The Trust is currently comprised of thirty series, each of which operates as a distinct investment vehicle of the Trust. The portfolio included in this report is T. Rowe Price Small Cap Growth Portfolio (the “Portfolio”), which is diversified. Shares in the Portfolio are not offered directly to the general public and are currently available only to separate accounts established by Metropolitan Life Insurance Company (“MetLife”) and other affiliated life insurance companies.

The Portfolio has registered and offers three classes of shares: Class A, B, and E shares. Shares of each Class of the Portfolio represent an equal pro rata interest in the Portfolio and generally give the shareholder the same voting, dividend, liquidation, and other rights. Investment income, realized and unrealized capital gains and losses, the common expenses of the Portfolio, and certain Portfolio-level expense reductions, if any, are allocated on a pro rata basis to each Class based on the relative net assets of each Class to the net assets of the Portfolio. Each Class of shares differs in its respective distribution plan and such distribution expenses are allocated to that Class.

2. Significant Accounting Policies

The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America (“GAAP”) requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities as of the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates. In the preparation of these financial statements, management has evaluated events and transactions subsequent to December 31, 2013 through the date the financial statements were issued.

The following is a summary of significant accounting policies consistently followed by the Portfolio in the preparation of its financial statements.

Investment Valuation and Fair Value Measurements - Debt securities (other than short term obligations with a remaining maturity of sixty days or less), including corporate, convertible and municipal bonds and notes; obligations of the U.S. treasury and U.S. government agencies; sovereign issues; floating rate loans; and non-U.S. bonds, are generally valued on the basis of evaluated or composite bid quotations obtained from independent pricing services and/or brokers and dealers selected by MetLife Advisers, LLC (“MetLife Advisers” or the “Adviser”), an affiliate of MetLife, Inc., pursuant to authorization of the Board of Trustees of the Trust (the “Board” or “Trustees”). Such quotations utilize matrix pricing, which considers observable inputs including, among other things, issuer details, maturity dates, interest rates, yield curves, rates of prepayment, credit risks/spreads, default rates, reported trades, broker dealer quotes and quoted prices for similar securities. Securities that use similar valuation techniques and inputs as described above are generally categorized as Level 2 within the fair value hierarchy.

Mortgage and asset-backed securities are usually issued as separate tranches, or classes, of securities within each deal. These securities are also generally valued on the basis of evaluated or composite bid quotations obtained from independent pricing services and/or brokers and dealers selected by the Adviser pursuant to authorization of the Board. The pricing models for these securities usually consider tranche-level attributes, estimated cash flows and market-based yield spreads for each tranche and current market data, and incorporate deal collateral performance, as available. Mortgage and asset-backed securities that use similar valuation techniques and inputs as described above are generally categorized as Level 2 within the fair value hierarchy.

Short term obligations with a remaining maturity of sixty days or less are generally valued at amortized cost, which approximates fair market value, and are generally categorized as Level 2 within the fair value hierarchy.

Domestic and foreign equity securities, such as common stock, exchange-traded funds, rights, warrants, and preferred stock, that are traded on a securities exchange, are generally valued at their last sale price on the exchange or market in which they are principally traded on the valuation date, or, if no sales occurred on that day, at the last reported bid price. Equity securities traded over-the-counter are generally valued at the last reported sale price. Valuation adjustments may be applied to certain foreign equity securities that are traded solely on foreign exchanges that close before the close of the U.S. market to account for the market movement between the close of the foreign exchanges and the close of the U.S. market. The Portfolio may use a systematic fair valuation model provided by an independent third party to value securities principally traded in these foreign markets in order to adjust for possible stale pricing that may occur between the close of the foreign exchanges and the time of the Portfolio valuation. Foreign equity securities using these valuation adjustments are generally categorized as Level 2 within the fair value hierarchy. Equity securities that are actively traded, and have no valuation adjustments applied, are categorized as Level 1 within the fair value hierarchy. Other equity securities traded on inactive markets, or valued in reference to similar instruments traded on active markets, are generally categorized as Level 2 within the fair value hierarchy.

MSF-14

Metropolitan Series Fund

T. Rowe Price Small Cap Growth Portfolio

Notes to Financial Statements—December 31, 2013—(Continued)

Investments in registered open-end management investment companies are valued at reported net asset value per share on the valuation date and are categorized as Level 1 within the fair value hierarchy.

Forward foreign currency exchange contracts are valued through an independent pricing service based on the mean between closing bid and ask prices of the forward currency rates in the London foreign exchange markets on a daily basis as provided by a reliable bank or dealer. These contracts are generally categorized as Level 2 within the fair value hierarchy.

Options, whether on securities, indices, futures contracts, or otherwise, traded on exchanges are valued at the last sale price available as of the close of business on the valuation date or, if there is no such price available, at the mean between the last reported bid and ask prices. These types of options are categorized as Level 1 within the fair value hierarchy. Futures contracts, which are traded on commodity exchanges, are valued at their closing prices as of the close of such exchanges and are categorized as Level 1 within the fair value hierarchy.

Options and futures contracts that are traded over-the-counter are generally valued on the basis of quotations provided by broker-dealers or prices provided by pricing service providers who use a series of techniques, including simulation pricing models, to determine the value of the contracts. The pricing models use inputs that are observed from actively quoted markets such as issuer details, indices, spreads, interest rates, yield curves, credit curves, measures of volatility and exchange rates. These contracts are generally categorized as Level 2 within the fair value hierarchy.

If no current market value quotation or other observable inputs are readily available or market value quotations are deemed to be unreliable for a security, the fair value of the security will be determined in accordance with procedures approved by and under the general supervision of the Board. In such a circumstance, the Board has delegated the determination of the fair value of a security to a Valuation Committee (“Committee”) of MetLife Advisers. The Committee provides general pricing oversight and fair value pricing determinations related to portfolio securities and meets on a regular basis to review reports relating to the valuation of the securities in the Portfolio. The Board has delegated to State Street Bank and Trust Company, the Trust’s custodian (“custodian”), the responsibility for calculating the net asset values (“NAVs”) of the Trust’s Portfolios. The Committee is responsible for overseeing the calculation of the NAVs of the Portfolios by the custodian. The Committee also periodically reviews pricing vendors, including the vendor providing fair value pricing for the Portfolio’s foreign securities, and is responsible for overseeing the correction of pricing errors and addressing other pricing issues that arise in the ordinary course of business, such as making real-time fair value determinations, as necessary.

No single standard for determining the fair value of a security can be set forth because fair value depends upon the facts and circumstances with respect to each security. Information relating to any relevant factors may be obtained by the Committee from any appropriate source, including the subadviser of the Portfolio, the custodian, a pricing service, market maker and/or broker for such security or the issuer. Appropriate methodologies for determining fair value under particular circumstances may include: matrix pricing, comparisons of securities with comparable characteristics, value based on multiples of earnings, discount from market price of similar marketable securities or a combination of these and other methods. The Committee maintains a detailed report tracking each fair-valued security that compares the fair value price to the next available trade, vendor or broker price, and provides information on how close the fair value price was to the next quoted price. The Committee reviews a summary of such report monthly. On a quarterly basis, the Board is provided with the following for consideration and ratification or adjustment: (1) a memorandum summarizing the actions taken by the Committee in the prior quarter; and (2) a list of the Portfolio’s securities as of the most recent quarter-end for which market quotations were not readily available.

Investment Transactions and Related Investment Income - Portfolio security transactions are recorded on the trade date. Dividend income is recorded on the ex-dividend date or, for certain foreign securities, when notified. Interest income, which includes amortization of premium and accretion of discount on debt securities, is recorded on the accrual basis. Realized gains and losses on investments are determined on the identified cost basis, which is the same basis used for federal income tax purposes. Foreign income and foreign capital gains on some foreign securities may be subject to foreign taxes, which are accrued as applicable. These foreign taxes have been provided for in accordance with the Portfolio’s understanding of the applicable countries’ tax rules and rates.

Foreign Currency Translation - The books and records of the Portfolio are maintained in U.S. dollars. The values of securities, currencies, and other assets and liabilities denominated in currencies other than the U.S. dollar are translated into U.S. dollars based upon foreign exchange rates prevailing at the end of the period. Purchases and sales of investment securities, income, and expenses are translated on the respective dates of such transactions. Because the values of investment securities are translated at the foreign exchange rates prevailing at the end of the period, that portion of the results of operations arising from changes in exchange rates and that portion of the results of operations reflecting fluctuations arising from changes in market prices of the investment securities are not separated. Such fluctuations are included in the net realized and unrealized gain or loss on investments.

Net realized foreign exchange gains or losses arise from activity in forward foreign currency exchange contracts, sales of foreign currency, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest, and foreign withholding taxes recorded by the Portfolio and the U.S. dollar equivalent of

MSF-15

Metropolitan Series Fund

T. Rowe Price Small Cap Growth Portfolio

Notes to Financial Statements—December 31, 2013—(Continued)

the amounts actually received or paid by the Portfolio. Net unrealized foreign exchange gains and losses arise from changes in the value of assets and liabilities, other than investment securities, resulting from changes in foreign exchange rates.

Income Taxes - It is the Portfolio’s policy to comply with the requirements of the Internal Revenue Code of 1986, as amended, and regulations thereunder, applicable to regulated investment companies and to distribute, with respect to each taxable year, all of its taxable income to shareholders. Therefore, no federal income tax provision is required. The Portfolio files U.S. federal tax returns. No income tax returns are currently under examination. The Portfolio’s federal tax returns for the prior three fiscal years remain subject to examination by the Internal Revenue Service. As of December 31, 2013, the Portfolio had no uncertain tax positions that would require financial statement recognition, or de-recognition or disclosure.

Dividends and Distributions to Shareholders - The Portfolio records dividends and distributions on the ex-dividend date. Net realized gains from security transactions (if any) are generally distributed annually to shareholders. The timing and characterization of certain income and capital gains distributions are determined in accordance with federal tax regulations that may differ from GAAP. Permanent book and tax basis differences relating to shareholder distributions will result in reclassification between under/over distributed net investment income, accumulated net realized gains/losses, and paid-in surplus. Book-tax differences are primarily due to foreign currency transactions, real estate investment trust (REIT) adjustments, and broker commission recapture reclasses. These adjustments have no impact on net assets or the results of operations.

Securities Lending - The Portfolio may lend its portfolio securities to certain qualified brokers who borrow securities in order to complete certain securities transactions. By lending its portfolio securities, the Portfolio attempts to increase its net investment income through the receipt of income on collateral held from securities on loan. Any gain or loss in the market price of the loaned securities that might occur and any interest earned or dividends declared during the term of the loan would accrue to the account of the Portfolio.

The Trust has entered into a securities lending arrangement with the custodian. Under this arrangement, the custodian is authorized to loan portfolio securities on the Portfolio’s behalf. In exchange, the Portfolio receives either cash or securities as collateral against the loaned securities. The Portfolio receives collateral at least equal to 102% of the market value of the loaned securities (105% for foreign equity securities), at each loan’s inception. Collateral representing at least 100% of the market value of the loaned securities must be maintained for the duration of the loan. A liability for cash collateral is reflected on the Statement of Assets and Liabilities, and is categorized as Level 2 within the fair value hierarchy. Cash collateral is generally invested in the State Street Navigator Securities Lending MET Portfolio (the “Navigator Portfolio”), a series of the State Street Navigator Securities Lending Trust that is managed by an affiliate of the custodian. The Navigator Portfolio is a registered money market fund that invests in a variety of high-quality, U.S. dollar-denominated instruments. If the market value of the collateral at the close of trading on a business day is less than 100% of the market value of the loaned securities at the close of trading on that day, the borrower shall be required to deliver, by the close of business on the following business day, an additional amount of collateral, so that the total amount of posted collateral is equal to at least 100% of the market value of all the loaned securities as of such preceding day. A portion of net income (income after the deduction of expenses and fees of the Navigator Portfolio) on the collateral is rebated to the borrower of the securities and the remainder is split between the custodian and the Portfolio. On loans collateralized by U.S. Treasuries, a fee is received from the borrower and is allocated between the Portfolio and the custodian. The risks associated with lending portfolio securities include, but are not limited to, possible delays in receiving additional collateral or in the recovery of the loaned securities, possible loss of rights in the collateral should the borrower fail financially, as well as risk of loss in the value of the collateral or the value of the investments made with the collateral. The lending agent has agreed to indemnify the Portfolio in the case of default of any securities borrower. Income received by the Portfolio in securities lending transactions during the year ended December 31, 2013 is reflected as Securities lending income on the Statement of Operations. Any outstanding loans by the Portfolio at December 31, 2013 are disclosed in the footnotes to the Schedule of Investments.

Repurchase Agreements - The Portfolio may enter into repurchase agreements, under the terms of a Master Repurchase Agreement, with selected commercial banks and broker-dealers, under which the Portfolio acquires securities as collateral and agrees to resell the securities at an agreed upon time and at an agreed-upon price. The Portfolio, through the custodian or a subcustodian, receives delivery of the underlying securities collateralizing any repurchase agreements. The Portfolio requires the custodian to take possession, to have legally segregated in the Federal Reserve Book Entry System, or to have segregated within the custodian’s vault, all securities held as collateral for repurchase agreements. It is the Portfolio’s policy that the market value of the collateral be at least equal to 100% of the repurchase price in the case of a repurchase agreement of one-day duration and at least equal to 102% of the repurchase price in the case of all other repurchase agreements. In the event of default or failure by a party to perform an obligation in connection with any repurchase transaction, the Master Repurchase Agreement gives the non-defaulting party the right to set-off claims and to apply property held by it in connection with any repurchase transaction against obligations owed to it.

At December 31, 2013, the Portfolio had investments in repurchase agreements with a gross value of $1,249,000, which is included as part of investments at value on the Statement of Assets and Liabilities. The value of the related collateral exceeded the value of the repurchase agreements at December 31, 2013.

MSF-16

Metropolitan Series Fund

T. Rowe Price Small Cap Growth Portfolio

Notes to Financial Statements—December 31, 2013—(Continued)

Directed Brokerage Agreement - The Trust has entered into a directed brokerage arrangement with State Street Global Markets (“SSGM”). Under this arrangement, the Portfolio directs certain trades to SSGM in return for a recapture credit. SSGM issues a cash rebate to the Portfolio. Amounts paid to the Portfolio are shown separately as broker commission recapture on the Statement of Operations of the Portfolio. Additionally, these amounts have been excluded from the calculation of the net ratio of expenses to average net assets presented in the Financial Highlights for each share class.

3. Investments in Derivative Instruments

Futures Contracts - The Portfolio may buy and sell futures contracts as a hedge, to maintain investment exposure to a target asset class or to enhance return. The Portfolio may be subject to fluctuations in equity prices, interest rates, commodity prices, and foreign currency exchange rates in the normal course of pursuing its investment objective. Futures contracts are standardized agreements to buy or sell a security, or deliver a final cash settlement price in connection with an index, interest rate, currency, or other asset. The Portfolio must deposit an amount (“initial margin”) equal to a certain percentage of the face value of the futures contract. The initial margin may be in the form of cash or securities, which is returned when the Portfolio’s obligations under the contract have been satisfied. If cash is deposited as the initial margin, it is shown as cash collateral on the Statement of Assets and Liabilities. Futures contracts are marked-to-market daily, and subsequent payments (“variation margin”) are made or received by the Portfolio depending on whether unrealized gains or losses are incurred. These amounts are reflected as receivables or payables on the Statement of Assets and Liabilities and as a component of net change in unrealized appreciation/depreciation on the Statement of Operations. When the contract is closed or expires, the Portfolio records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. Risks of entering into futures contracts (and related options) include the possibility that the market for these instruments may be illiquid and that a change in the value of the contract or option may not correlate perfectly with changes in the value of the underlying instrument. Futures contracts are exchange-traded and the exchange’s clearinghouse, as counterparty to all exchange-traded futures, guarantees the futures contracts against default. For over-the-counter futures the Portfolio’s ability to terminate the positions may be more limited than in the case of exchange-traded positions and may also involve the risk that securities dealers participating in such transactions would fail to meet their obligations to the Portfolio.

During the year ended December 31, 2013, the Portfolio entered into equity index futures contracts which were subject to equity price risk. During the period April 16, 2013 through April 18, 2013, the Portfolio had bought and sold $88,744,295 in equity index futures contracts. At December 31, 2013, the Portfolio did not have any open futures contracts. For the year ended December 31, 2013, the Portfolio had realized losses in the amount of $(1,560,081) which are shown under Net realized loss on futures contracts in the Statement of Operations.

4. Certain Risks

Market Risk: In the normal course of business, the Portfolio invests in securities and enters into transactions where risks exist due to fluctuations in the market (market risk) or failure of the other party to a transaction to perform (credit and counterparty risk). The value of securities held by the Portfolio may decline in response to certain events, including those directly involving the companies whose securities are owned by the Portfolio; conditions affecting the general economy; overall market changes; local, regional or global political, social or economic instability; currency, interest rate, and price fluctuations.

Credit and Counterparty Risk: The Portfolio may be exposed to counterparty risk, or the risk that an entity with which the Portfolio has unsettled or open transactions may default. The potential loss could exceed the value of the financial assets and liabilities recorded in the financial statements. Financial assets that potentially expose the Portfolio to credit and counterparty risk consist principally of cash due from counterparties and investments. The Portfolio manages counterparty risk by entering into agreements only with counterparties that it believes have the financial resources to honor their obligations and by monitoring the financial stability of those counterparties. The Portfolio’s investment adviser attempts to mitigate counterparty risk by (i) periodically assessing the creditworthiness of its trading partners, (ii) monitoring and/or limiting the amount of its net exposure to each individual counterparty based on its assessment, and (iii) requiring collateral from the counterparty for certain transactions. In order to preserve certain safeguards for non-standard settlement trades, the Portfolio restricts its exposure to credit and counterparty losses by entering into master netting agreements with counterparties (approved brokers) with whom it undertakes a significant volume of transactions. Master Agreements govern the terms of certain transactions, and reduce the counterparty risk associated with relevant transactions by specifying credit protection mechanisms and providing standardization that improves legal certainty. Master Agreements can also help limit counterparty risk by specifying collateral posting arrangements at pre-arranged exposure levels. Collateral requirements may differ by type of derivative or investment, as applicable. Collateral or margin requirements are set by the broker or exchange clearing house for exchange traded derivatives (e.g., futures contracts and exchange traded options) while collateral terms are contract specific for over-the-counter traded derivatives (e.g., forward foreign currency exchange contracts, swap agreements and over-the-counter options).

Repurchase and reverse repurchase agreements are primarily executed under Global Master Repurchase Agreements (“GMRAs”) or Master Repurchase Agreements (“MRAs”), which provide the rights to set-off. Each repurchase and reverse repurchase agreement is

MSF-17

Metropolitan Series Fund

T. Rowe Price Small Cap Growth Portfolio

Notes to Financial Statements—December 31, 2013—(Continued)

initially collateralized at the transaction level. In the event of default, the total market value exposure will be offset against collateral exchanged to date, which would result in a net receivable/(payable) that would be due from/to the counterparty.

Customer Account Agreements and related addendums govern cleared derivatives transactions such as futures, options on futures, and cleared OTC derivatives. Cleared derivative transactions require posting of initial margin as determined by each relevant clearing agency which is segregated at a broker account registered with the Commodities Futures Trading Commission (CFTC), or the applicable regulator. In the U.S., counterparty risk is significantly reduced as creditors of the futures broker do not have claim to Portfolio assets in the segregated account. Additionally, portability of exposure in the event of default further reduces risk to the Portfolio. Variation margin, or changes in market value, are exchanged daily, but may not be netted between futures and cleared OTC derivatives.

Additional risks associated with each type of investment are described above within the respective security type notes. The Portfolio’s prospectus includes a discussion of the principal risks of investing in the Portfolio.

5. Investment Transactions

Aggregate cost of purchases and proceeds of sales of investment securities, excluding short-term securities, for the year ended December 31, 2013 were as follows:

Purchases		Sales
U.S. Government	Non U.S. Government	U.S. Government	Non U.S. Government
$0	$354,668,554	$0	$262,964,910

The Portfolio engaged in security transactions with other accounts managed by T. Rowe Price Associates, Inc. that amounted to $17,640 in purchases of investments, which is included above.

During the year ended December 31, 2013, the Portfolio engaged in security transactions with other affiliated portfolios. These amounted to $43,389,373 in purchases of investments, which are included above.

6. Investment Management Fees and Other Transactions with Affiliates

Investment Management Agreement - MetLife Advisers is the investment adviser to the Portfolio. The Trust has entered into an investment management agreement with MetLife Advisers with respect to the Portfolio. For providing investment management services to the Portfolio, MetLife Advisers receives monthly compensation at the following annual rates:

Management Fees earned by MetLife Advisers for the year ended December 31, 2013	% per annum	Average daily net assets
$4,390,500	0.550%	Of the first $100 million
	0.500%	Of the next $300 million
	0.450%	On amounts in excess of $400 million

MetLife Advisers has entered into an investment subadvisory agreement with respect to the Portfolio. T. Rowe Price Associates, Inc. (“T. Rowe Price”) is compensated by MetLife Advisers to provide subadvisory services for the Portfolio.

Management Fee Waivers - Effective February 17, 2005, T. Rowe Price agreed to a voluntary subadvisory fee waiver that applies if (i) assets under management by T. Rowe Price for the Trust and Met Investors Series Trust (“MIST”), an affiliate of the Trust, in the aggregate, exceed $750,000,000, (ii) T. Rowe Price subadvises three or more portfolios of the Trust and MIST in the aggregate, and (iii) at least one of those portfolios is a large cap domestic equity portfolio.

If the aforementioned conditions are met, T. Rowe Price will waive its subadvisory fee paid by MetLife Advisers by 5% for combined Trust and MIST average daily net assets over $750,000,000, 7.5% for the next $1,500,000,000 of combined assets, and 10% for amounts over $3,000,000,000. Any amounts waived pursuant to this subadvisory fee waiver will be allocated with respect to the Trust and MIST portfolios in proportion to such portfolios’ net assets. MetLife Advisers has voluntarily agreed to reduce its advisory fee for the Portfolio by the amount waived (if any) by T. Rowe Price for the Portfolio pursuant to this voluntary subadvisory fee waiver. Because these fee waivers are voluntary, and not contractual, they may be discontinued by T. Rowe Price and MetLife Advisers at any time. Amounts waived for the year ended December 31, 2013 are shown as management fee waivers in the Statement of Operations.

Certain officers and trustees of the Trust may also be officers of MetLife Advisers; however, such officers and trustees receive no compensation from the Trust.

MSF-18

Metropolitan Series Fund

T. Rowe Price Small Cap Growth Portfolio

Notes to Financial Statements—December 31, 2013—(Continued)

Transfer Agency Agreement - MetLife serves as the transfer agent for the Trust. MetLife receives no fees for its services to the Trust under the transfer agency agreement.

Distribution and Service Fees - The Trust has a distribution agreement with MetLife Investors Distribution Company (“MIDC” or the “Distributor”) in which MIDC serves as the distributor for the Portfolio’s Class A, B and E Shares. MIDC is a wholly-owned subsidiary of MetLife Investors Group, Inc., an affiliate of the Adviser. The Trust has also adopted a Distribution and Service Plan under Rule 12b-1 of the 1940 Act for the Portfolio’s Class B and E Shares. Under the Distribution and Service Plan, the Class B and E Shares of the Portfolio pay a fee to compensate the Insurance Companies (or their affiliates) and other broker-dealers and financial intermediaries involved in the offer and sale of Portfolio shares for promoting or selling and servicing the Class B and E Shares. The fees under the Distribution and Service Plan for each class of the Portfolio’s shares are calculated as a percentage of the Portfolio’s average daily net assets that are attributable to that Class. Currently, the fee is 0.25% per year for Class B Shares and 0.15% per year for Class E Shares. Amounts incurred by the Portfolio for the year ended December 31, 2013 are shown as Distribution and service fees in the Statement of Operations.

Deferred Trustee Compensation - Each Trustee who is not currently an employee of the Adviser or any of its affiliates receives compensation from the Trust for his or her service to the Trust. A deferred compensation plan (the “Plan”) is available to the Trustees on a voluntary basis. Deferred amounts remain in the Trust until distributed in accordance with the provisions of the Plan. The value of a participating Trustee’s deferral account is based on theoretical investments of deferred amounts, on the normal payment dates in certain portfolios of the Trust or Met Investors Series Trust, an affiliate of the Trust, as designated by the participating Trustee. Changes in the value of participants’ deferral accounts are reflected as Trustees’ fees and expenses in the Statement of Operations. The portion of the accrued obligations allocated to the Portfolio under the Plan is reflected as Deferred trustees’ fees in the Statement of Assets and Liabilities.

7. Transactions in Securities of Affiliated Issuers

A summary of the Portfolio’s transactions in the securities of affiliated issuers during the year ended December 31, 2013 is as follows:

Security Description	Number of shares held at December 31, 2012	Shares purchased	Shares sold	Number of shares held at December 31, 2013	Realized Gain/(Loss) on shares sold	Income for the year ended December 31, 2013
T. Rowe Price Government Reserve Investment Fund	3,877,723	103,691,502	(104,405,502)	3,163,723	$0	$2,086

8. Contractual Obligations

Under the Trust’s organizational documents, its officers and Trustees may be indemnified against certain liabilities and expenses arising out of the performance of their duties to the Trust. Additionally, the Trust has a variety of indemnification obligations under contracts with its service providers. The Trust’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Trust that have not yet occurred.

9. Income Tax Information

The tax character of distributions paid for the periods ended December 31, 2013 and 2012 was as follows:

Ordinary Income		Long-Term Capital Gain		Total
2013	2012	2013	2012	2013	2012
$6,905,254	$—	$46,423,228	$57,712,956	$53,328,482	$57,712,956

As of December 31, 2013, the components of distributable earnings (accumulated losses) on a federal income tax basis were as follows:

Undistributed Ordinary Income	Undistributed Long-Term Capital Gain	Net Unrealized Appreciation	Loss Carryforwards	Total
$1,233,813	$81,745,433	$371,241,158	$—	$454,220,404

The Portfolio utilizes the provisions of the federal income tax laws that provide for the carryforward of capital losses for prior years, offsetting such losses against any future realized capital gains. Under the Regulated Investment Company Modernization Act of 2010 (the “Act”), net capital losses recognized after December 22, 2010 may be carried forward indefinitely and their character is retained as short-term and/or long-term losses. Previously, net capital losses were carried forward for up to eight years and treated as short-term losses. As a transition rule, the Act requires that post-enactment net capital losses be used before pre-enactment net capital losses.

As of December 31, 2013, the Portfolio had no post-enactment accumulated capital losses and no pre-enactment accumulated capital loss carryforwards.

MSF-19

Metropolitan Series Fund

T. Rowe Price Small Cap Growth Portfolio

Report of Independent Registered Public Accounting Firm

To the Shareholders of T. Rowe Price Small Cap Growth Portfolio and the Board of Trustees of Metropolitan Series Fund:

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of T. Rowe Price Small Cap Growth Portfolio, one of the portfolios constituting Metropolitan Series Fund, (the “Trust”) as of December 31, 2013, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Trust’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Trust is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Trust’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2013, by correspondence with the custodian and brokers; where replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the T. Rowe Price Small Cap Growth Portfolio of Metropolitan Series Funds, as of December 31, 2013, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

Deloitte & Touche LLP

Boston, Massachusetts

February 26, 2014

MSF-20

Metropolitan Series Fund

Trustees and Officers of Metropolitan Series Fund

The Trustees and executive officers of the Trust, their ages and their principal occupations during the past five years are set forth below. Unless otherwise indicated, the business address of each is One Financial Center, Boston, MA 02111. Each Trustee who is deemed an “interested person,” as such term is defined in the 1940 Act, is indicated by an asterisk. Those Trustees who are not “interested persons” as defined in the 1940 Act are referred to as “Independent Trustees.” Additional information about the Trustees is available in the Statement of Additional Information, which is available without charge, upon request, by calling (800) 848-3854.

Trustees of the Trust

Name and Age	Position(s) Held with Registrant	Term of Office and Length of Time Served	Principal Occupation(s) During the Past 5 Years(1)	Number of Portfolios in Fund Complex(2) overseen	Other Directorships Held by Trustee During the Past 5 Years(1)
Interested Trustee
Elizabeth M. Forget* (47)	Trustee, Chairman of the Board, President and Chief Executive Officer	Indefinite; From May 2006 (President and Chief Executive Officer)/ August 2006 (Trustee and Chairman of the Board) to present	Senior Vice President, MetLife Inc.; President, MetLife Advisers, LLC and a predecessor company.	79	Trustee, Met Investors Series Trust (the “MIST Trust”);** various MetLife-affiliated boards.

Independent Trustees
Stephen M. Alderman (54)	Trustee	Indefinite; From April 2012 to present	Shareholder in the law firm of Garfield & Merel, Ltd.	79	Trustee, MIST Trust;** Director, International Truck Leasing Corp.

Robert J. Boulware (57)	Trustee	Indefinite; From April 2012 to present	Managing Director, Pilgrim Funds, LLC (private equity fund).	79	Trustee, MIST Trust;** Trustee, Vertical Capital Income Fund (closed-end fund); Director, Gainsco, Inc. (auto insurance).

Susan C. Gause (61)	Trustee	Indefinite; From April 2012 to present	Private Investor.	79	Trustee, MIST Trust;** Trustee, HSBC Funds.

Nancy Hawthorne (62)	Trustee	Indefinite; From May 2003 to present	Chief Executive Officer, Clerestory LLC (corporate advisor).	79	MIST Trust;** Director, THL Credit, Inc.**; Director, Avid Technology, Inc.**

Barbara A. Nugent (57)	Trustee	Indefinite; From January 2014 to present	President, True North Board Governance, LLC (consulting); until 2014, partner in the law firm of Stradley Ronon Stevens & Young, LLP.	79	Trustee, MIST Trust**; Director, Episcopal Healthcare Foundation; until 2014, member, Mutual Fund Directors Forum Advisory Board.

MSF-21

Metropolitan Series Fund

Trustees and Officers of Metropolitan Series Fund—(Continued)

Name and Age	Position(s) Held with Registrant	Term of Office and Length of Time Served	Principal Occupation(s) During the Past 5 Years(1)	Number of Portfolios in Fund Complex(2) overseen	Other Directorships Held by Trustee During the Past 5 Years(1)
Keith M. Schappert (62)	Trustee	Indefinite; From August 2009 to present	Principal, Schappert Consulting LLC (asset management consulting).	79	Trustee, MIST Trust;** Director, The Commonfund for Nonprofit Organizations; until 2011, Director, Trilogy Global Advisors; Director, Mirae Asset Discovery Funds,** Director, Calamos Investments.

Linda B. Strumpf (66)	Trustee	Indefinite; From May 2000 to present	Chair of the Investment Committee, Leona M. and Harry B. Helmsley Charitable Trust; until 2011, Chief Investment Officer, Leona M. and Harry B. Helmsley Charitable Trust.	79	Since 2012, Trustee, MIST Trust,** Trustee and Member of Investment Committee, The Pennsylvania State University.

Dawn M. Vroegop (47)	Trustee	Indefinite; From May 2009 to present	Private Investor.	79	Trustee, MIST Trust,** Trustee, Driehaus Mutual Funds; Director and Investment Committee Chair, City College of San Francisco Foundation.

Executive Officers of the Trust

Name and Age	Position(s) Held with Registrant	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years(1)
Elizabeth M. Forget (47)	President, Chief Executive Officer, Trustee and Chairman of the Board	From May 2006 (President and Chief Executive Officer)/ August 2006 (Trustee and Chairman of the Board) to present	See principal occupation information in the table above.

Jeffrey L. Bernier (42)	Vice President	From February 2008 to present	Vice President, MetLife, Inc.; Senior Vice President, MetLife Advisers, LLC and a predecessor company.

Peter H. Duffy (58)	Chief Financial Officer and Treasurer	From November 2000 to present	Senior Vice President, MetLife Advisers, LLC; Vice President, MetLife, Inc.

Andrew L. Gangolf (59)	Secretary	From May 2011 to present	Senior Vice President, MetLife Advisers, LLC; Senior Vice President & Assistant General Counsel, AllianceBerstein Investments, Inc.

Jeffrey P. Halperin (46)	Chief Compliance Officer	From November 2005 to present	Vice President, MetLife, Inc.; Chief Compliance Officer, MIST; Chief Compliance Officer, MSF Trust; Chief Compliance Officer, MetLife Advisers, LLC and a predecessor company; Chief Compliance Officer, MetLife Investment Management, LLC (formerly MetLife Investment Advisors Company, LLC).

Alan C. Leland, Jr. (61)	Vice President	From February 2005 to present	Treasurer and Chief Financial Officer, MetLife Advisers, LLC; Vice President, MetLife Group Inc.; Vice President, MetLife, Inc.

*	Ms. Forget is an “interested person” of the Trust because of her positions with MetLife Advisers, LLC and her ownership of securities issued by MetLife, Inc., the ultimate parent company of MetLife Advisers, LLC.
**	Indicates a directorship with a registered investment company or a company subject to the reporting requirements of the Securities Exchange Act of 1934, as amended.
(1)	Previous positions during the past five years with the Trust, MetLife, Inc. or the Adviser are omitted if not materially different.
(2)	The Fund Complex includes 49 Portfolios of the MIST Trust and 30 Portfolios of the Trust.

MSF-22

Metropolitan Series Fund

T. Rowe Price Small Cap Growth Portfolio

Board of Trustees’ Consideration of Advisory and Sub-Advisory Agreements

At an in-person meeting of the Boards of Trustees (the “Board”) of Met Investors Series Trust and Metropolitan Series Fund (“MIST” and “MSF,” respectively, and collectively, the “Trusts”) held on November 19-20, 2013, the Board, including a majority of the Trustees who are not considered to be “interested persons” of the Trusts (the “Independent Trustees”) under the Investment Company Act of 1940, as amended (the “1940 Act”), approved for an annual period the continuation of each Trust’s advisory agreement (the “Advisory Agreement”) with MetLife Advisers, LLC (the “Adviser”) and the applicable sub-advisory agreements (each a “Sub-Advisory Agreement,” and collectively with the Advisory Agreement, the “Agreements”) between the Adviser and the investment sub-advisers (each a “Sub-Adviser,” and collectively, the “Sub-Advisers”) for each of the series of the Trusts, including the T. Rowe Price Small Cap Growth Portfolio (each a “Portfolio,” and collectively, the “Portfolios”).1

In considering the Agreements, the Board reviewed a variety of materials provided by the Adviser and the Sub-Advisers relating to the Portfolios, including comparative performance, fee and expense information for an appropriate peer group of similar mutual funds, performance information for relevant benchmark indices and other information regarding the nature, extent and quality of services provided by the Adviser and the Sub-Advisers under their respective Agreements. The Board also took into account its experience with the Adviser and the Sub-Advisers and information provided to the Board in its meetings throughout the year with respect to the services provided by the Adviser and the Sub-Advisers, including quarterly performance reports prepared by management containing reviews of investment results, and periodic presentations from certain of the Sub-Advisers with respect to the Portfolios they manage. The Independent Trustees also assessed reports provided by the Board’s independent consultant, who reviewed and provided analyses regarding investment performance, fees and expenses, and other information provided by, or at the direction of, the Adviser and the Sub-Advisers, as more fully discussed below.

The Independent Trustees were separately advised by independent legal counsel throughout the process, and met with independent legal counsel in periodic executive sessions. Prior to voting to continue the Agreements at the November meeting, the Independent Trustees also received a memorandum from their independent counsel discussing the legal standards for their consideration of the proposed continuation of the Agreements. The Board also met in person with personnel of the Adviser on September 17, 2013 for the specific purpose of giving preliminary consideration to the proposed continuation of the Agreements and to request additional information they considered reasonably necessary to their deliberations. The Independent Trustees also discussed the proposed continuation of the Agreements in private sessions with their independent legal counsel at which no representatives of management were present.

In considering whether to approve the renewal of the Advisory Agreement with the Adviser and any applicable Sub-Advisory Agreements with respect to a Portfolio, the Board reviewed and analyzed the factors it deemed relevant, including: (1) the nature, extent and quality of the services to be provided to the Portfolios by the Adviser and the Sub-Advisers; (2) the performance of the Portfolios as compared to a peer group and an appropriate index; (3) the Adviser’s and each of the Sub-Adviser’s personnel and operations; (4) the financial condition of the Adviser and of the Sub-Advisers; (5) the level and method of computing each Portfolio’s advisory and sub-advisory fees; (6) the profitability of the Adviser under the Advisory Agreement and of certain of the Sub-Advisers under the Sub-Advisory Agreements; (7) any “fall-out” benefits to the Adviser, the Sub-Advisers and their affiliates (i.e., ancillary benefits realized by the Adviser, the Sub-Advisers or their affiliates from the Adviser’s or Sub-Advisers’ relationship with the Trusts); (8) the anticipated effect of growth in size on Portfolio expenses; (9) fees paid to certain of the Sub-Advisers by comparable institutional and retail accounts; and (10) possible conflicts of interest.

Nature, extent and quality of services. The Board evaluated the nature, extent and quality of the services that the Adviser, and the Sub-Advisers as relevant, have provided to the Portfolios. The Board considered the Adviser’s services as investment manager to the Portfolios, including services relating to the selection and oversight of the Sub-Advisers for the applicable Portfolios. The Board considered, among other things, the Adviser’s oversight of the provision of services to the Portfolios by the Sub-Advisers, including with respect to investment activities and trading practices, and the Sub-Adviser’s compliance with fund policies, objectives and Board directives, compliance policies and procedures and applicable law. The Adviser’s services in coordinating and overseeing the activities of the Trusts’ other service providers were also considered. The Board also evaluated the expertise and performance of the personnel of the Adviser who performed services for the Portfolios throughout the year.

The Board considered information received from the Trust’s Chief Compliance Officer (“CCO”) regarding the Portfolios’ compliance policies and procedures established pursuant to Rule 38a-l under the 1940 Act. The Board also evaluated the CCO’s ongoing reports concerning the CCO’s oversight of the risk assessment processes of the Sub-Advisers.

1 The Pyramis Managed Risk Portfolio recently commenced operations and, therefore, the Agreement with respect to this Portfolio was not up for renewal.

MSF-23

Metropolitan Series Fund

T. Rowe Price Small Cap Growth Portfolio

Board of Trustees’ Consideration of Advisory and Sub-Advisory Agreements—(Continued)

With respect to the services provided by each of the Sub-Advisers, the Board considered, among other things, information provided to the Board by each Sub-Adviser. The Board considered the Sub-Adviser’s current level of staffing and its overall resources, as well as its compensation program. The Board reviewed each Sub-Adviser’s history and investment experience, as well as information regarding the qualifications, background and responsibilities of the Sub-Adviser’s investment and compliance personnel who provide services to the Portfolios. The Board also considered, among other things, the Sub-Adviser’s compliance program and any disciplinary history. The Board also took into account the Sub-Adviser’s risk assessment and monitoring process. The Board noted each Sub-Adviser’s regulatory history, including whether it was currently involved in any regulatory actions or investigations as well as material litigation, and any settlements and amelioratory actions undertaken, as appropriate. The Board also noted that the CCO and his staff conduct regular, periodic compliance reviews with each of the Sub-Advisers and present reports to the Independent Trustees regarding the same, which includes evaluating the regulatory compliance systems of the Sub-Advisers and procedures reasonably designed by them to help assure compliance with the federal securities laws, including issues related to late trading and market timing, best execution, fair value pricing, and proxy voting procedures, among others. The Board also took into account the financial condition of each Sub-Adviser. In its review, the Board also received and took into account information regarding any services and/or payments provided to the Adviser by the Sub-Advisers in connection with marketing activities.

The Board considered each Sub-Adviser’s investment process and philosophy. The Board took into account that each Sub-Adviser’s responsibilities include the development and maintenance of an investment program for the applicable Portfolio which is consistent with the Portfolio’s investment objectives, the selection of investment securities and the placement of orders for the purchase and sale of such securities, as well as the implementation of compliance controls related to performance of these services. The Board also reviewed each Sub-Adviser’s brokerage policies and practices.

Performance. The Board considered the performance of the Portfolios as described in the quarterly reports prepared by management, and as also analyzed in reports prepared by the Independent Trustees’ independent consultant. The Board noted that the Adviser reviews with the Board on a quarterly basis detailed information about the Portfolios’ performance results, portfolio composition and investment strategies. The Board also reviewed and considered a separate report prepared by Lipper Inc. (“Lipper”), an independent third party, which provided a statistical analysis comparing the Portfolios’ investment performance, expenses, and fees to comparable funds underlying variable insurance products (the “Performance Universe”). In addition, the Independent Trustees met separately with a representative of Bobroff Consulting, Inc., an independent consultant (“Bobroff), at a special board meeting in September 2013, to review the separate reports prepared by such consultant (“Bobroff Report”), which analyzed the report prepared by Lipper. The Board also considered each Portfolio’s more recent performance subsequent to the performance period covered by the Lipper reports, and management’s discussion of the same, including the effect of current market conditions on each Portfolio’s more recent performance.

The Board reviewed the Portfolios’ performance records and the Adviser’s and Sub-Advisers’ management styles and long-term performance records with the Portfolios and comparable funds. The Board focused particular attention on Portfolios with less favorable performance records. The Board was mindful of the Adviser’s focus on each Sub-Adviser’s performance and noted that the Adviser has been active in monitoring and responding to any performance issues with respect to the Portfolios. The Board also took into account its discussions with management regarding factors that contributed to the performance of the Portfolios.

Among other data relating specifically to the T. Rowe Price Small Cap Growth Portfolio’s performance, the Board considered that the Portfolio outperformed the median of its Performance Universe and its Lipper Index for the one-, three- and five-year periods ended June 30, 2013. The Board also considered that the Portfolio underperformed its benchmark, the MSCI U.S. Small Cap Growth Index, for the one-year period ended October 31, 2013 but outperformed its benchmark for the three- and five-year periods ended October 31, 2013.

Fees and Expenses. The Board gave consideration to the advisory fees payable under the Advisory Agreement and the sub-advisory fees payable under each of the Sub-Advisory Agreements. In this regard, the Board reviewed the advisory fees payable on a Portfolio-by-Portfolio basis based on information provided by the Adviser. The Independent Trustees, with the assistance of Bobroff, also examined the fees paid by a Portfolio in light of fees paid to other investment managers by comparable funds, as well as considered the fees charged by the Adviser to manage other comparable funds, as applicable. The Lipper report included comparisons of the Adviser’s fee schedule with that of its peers based on an asset-based analysis of relative fee structures according to the size of the Portfolio. In addition, the Board considered the Portfolios’ advisory and sub-advisory fees and total expenses as compared to similarly situated investment companies underlying variable insurance products deemed to be comparable to the Portfolios as determined by Lipper. The Board considered a Portfolio’s ranking within a smaller group of peer funds chosen by Lipper (the “Expense Group”), as well as the Portfolio’s ranking within broader groups of funds (the “Expense Universe” and the “Sub-advised Expense Universe”). The Board

MSF-24

Metropolitan Series Fund

T. Rowe Price Small Cap Growth Portfolio

Board of Trustees’ Consideration of Advisory and Sub-Advisory Agreements—(Continued)

also considered a Portfolio’s contractual sub-advisory fees, as applicable, as compared to the Sub-advised Expense Universe as well as a smaller group of funds (the “Sub-advised Expense Group”). In comparing a Portfolio’s actual and contractual management fee to that of comparable funds, the Board noted that such fee includes both advisory and administrative fees.

The Board noted that the sub-advisory fees for the Portfolios are paid by the Adviser, not the Portfolios, out of the advisory fee. It was further noted that the Adviser negotiates such fees at arm’s length. The Board also considered that the Adviser had entered into expense limitation agreements with certain of the Portfolios, pursuant to which the Adviser has agreed to waive a portion of its advisory fee and/or reimburse certain expenses as a means of limiting a Portfolio’s total annual operating expenses. The Board further considered the amount of sub-advisory fees paid out by the Adviser and the amount of the management fees that it retained in light of the services performed by Sub-Advisers and Adviser, respectively.

With respect to the T. Rowe Price Small Cap Growth Portfolio, the Board considered that the Portfolio’s actual management fees and total expenses (exclusive of 12b-1 fees) were below the median of the Expense Group, Expense Universe and Sub-advised Expense Universe. The Board further noted that the Portfolio’s contractual management fees were below the asset-weighted average of the Expense Group at the Portfolio’s current size and were the lowest in the Expense Group. The Board also noted that the Portfolio’s contractual sub-advisory fees were below the average of the Sub-advised Expense Group and the Sub-advised Expense Universe at the Portfolio’s current size. The Board further noted that the Adviser had waived fees and/or reimbursed expenses during the past year.

Profitability. The Board examined the profitability of the Adviser on a Portfolio-by-Portfolio basis. The Board also considered that the Distributor, MetLife Investors Distribution Company, receives Rule 12b-1 payments to support the distribution of the products. The Board considered the profitability to the Sub-Advisers and their affiliates as a result of their relationships with the Portfolios, and the Board considered the ability of the Adviser to negotiate the Sub-Advisory Agreements and the fees thereunder at arm’s length. The Board also reviewed Portfolio specific data with regard to the profitability of the Portfolios to each Sub-Adviser, as available.

Economies of scale. The Board also considered the effect of the Portfolios’ growth in size on their fees. The Board noted that the fee schedules for most of the Portfolios contain breakpoints that reduce the fee rate above specified asset levels. The Board noted those Portfolios that did not contain breakpoints in the advisory fee and took into account management’s discussion of the same. The Board noted that those Portfolios with advisory fee schedules containing breakpoints generally reflect the inclusion of breakpoints in the sub-advisory fee schedule for such Portfolios. The Board considered the effective fees under the Advisory Agreement for a Portfolio as a percentage of assets at different asset levels and possible economies of scale that may be realized if the assets of the Portfolio grow. Among other data, the Board examined the effect of a Portfolio’s growth in size on various fee schedules and reviewed the Lipper and Bobroff Reports, which compared fees among peers. The Board also generally noted that if a Portfolio’s assets increase over time, the Portfolio may realize other economies of scale if assets increase proportionally more than certain other fixed expenses. In addition, the Board noted that the Adviser had taken a number of steps to date intended to share the benefits of economies of scale with contractholders.

With respect to the T. Rowe Price Small Cap Growth Portfolio, the Board noted that the Portfolio’s advisory fee and sub-advisory fee each contain breakpoints that reduce the advisory fee rate on assets above certain specified asset levels. The Board considered the fact that the Portfolio’s fee levels decline as portfolio assets increase.

Other factors. As part of its evaluation of the Adviser’s compensation, the Board considered other benefits that may be realized by the Adviser and its affiliates from their relationship with the Trusts. Among them, the Board recognized that an affiliate of the Adviser, MetLife Investors Distribution Company, serves as the Distributor for the Trusts, and, as such, receives payments pursuant to Rule 12b-1 from the Portfolios to compensate it for providing shareholder services and selling activities, which could lead to growth in the Trusts’ assets and corresponding benefits from such growth, including economies of scale. The Board also considered that affiliates of the Adviser may benefit from certain indirect tax benefits relating to dividend received deductions and foreign tax credits. In conjunction with these considerations, the Board noted the costs of providing investment management and other services to the Portfolios and the ongoing commitment of the Adviser to the Portfolios.

The Board considered other benefits that may be realized by each Sub-Adviser and its affiliates from their relationship with the Trusts, including the opportunity to provide advisory services to additional portfolios of the Trusts and reputational benefits. In conjunction with these considerations, the Board noted the costs of providing investment advisory services to the Portfolios and the ongoing commitment of the Sub-Advisers to the Portfolios.

The Board considered possible conflicts of interest in the form of material benefits or detriments to the Trusts resulting from the nature of the Trusts’ and the Adviser’s or the Sub-Advisers’ affiliations and the services that are provided to the Trusts, and the manner in which such conflicts were mitigated.

MSF-25

Metropolitan Series Fund

T. Rowe Price Small Cap Growth Portfolio

Board of Trustees’ Consideration of Advisory and Sub-Advisory Agreements—(Continued)

Conclusions. After full consideration of the factors discussed above, the Board, including a majority of the Independent Trustees, approved the Advisory Agreement and the Sub-Advisory Agreement, as applicable, with respect to each Portfolio, unless otherwise noted. In making its approvals, the Board concluded that the nature, extent and quality of services provided by the Adviser and each Sub-Adviser supported the renewal of the Agreements. The Board also concluded that the investment performance of each Fund was such that each Agreement should continue. In addition, the Board concluded that fees paid by a Portfolio to the Adviser and, if applicable, the Sub-Adviser appeared to be acceptable in light of nature, extent and quality of the services provided by the Adviser and Sub-Adviser. Further, the Board concluded that the Adviser’s profitability in providing services under the Advisory Agreements did not appear unreasonably high in light of the nature, extent and quality of the services provided by the Adviser. Finally, the Board concluded that the Advisory and Sub-Advisory fees in some measure share economies of scale with contractholders. In approving the renewal of each of the Agreements, the Board, including the Independent Trustees, did not identify any single factor as controlling, and generally attributed different weights to various factors for the various Portfolios. The Board evaluated all information available to them on a Portfolio-by-Portfolio basis, and their decisions were made separately with respect to each Portfolio.

MSF-26

Metropolitan Series Fund

Van Eck Global Natural Resources Portfolio

Managed by Van Eck Associates Corporation

Portfolio Manager Commentary*

PERFORMANCE

For the one year period ended December 31, 2013, the Class A and B shares of the Van Eck Global Natural Resources Portfolio returned 11.06% and 10.76%, respectively. The Portfolio’s benchmark, the Standard & Poor’s (“S&P”) North American Natural Resources Sector Index1, returned 16.49%.

MARKET ENVIRONMENT / CONDITIONS

The most significant factor influencing the markets in which the Portfolio invested over the past 12 months was a deceleration in growth in the emerging markets that led to an underperformance of metals and mining shares and the commodities that industry produces relative to energy shares and energy related commodities.

Precious metals, including gold, but with the exception of palladium, and base metals suffered declines during the year. Copper and nickel, for example, experienced drops in price of 7.2% and 18.5% respectively. Corn and all the grains also declined over the 12-month period. On the other hand, West Texas Intermediate (WTI) crude prices increased 7.2% to end the year at $98.42 per barrel and North American natural gas was up significantly, albeit from a very low base.

PORTFOLIO REVIEW / PERIOD END POSITIONING

Two key aspects of the Portfolio that detracted from performance relative to its benchmark were an overweight position in Gold Miners, Diversified Metals & Mining, and Steel. The Portfolio’s weakest contributors were gold mining companies. The shares of the three weakest of these, Newmont Mining, New Gold, and Eldorado Gold, all dropped as weakness was seen in the gold mining sector broadly, driven by falling gold prices.

The three strongest positive-contributing sub-sectors to the Portfolio’s performance relative to the benchmark were Oil & Gas Exploration and Production, Precious Metals & Minerals, and Agricultural Products. Within the Oil and Gas sub-sector mentioned above, an overweight allocation and, even more, stock selection both contributed to performance. The Precious Metals & Minerals sub-sector consists mostly of silver mining stocks which had significant negative performance over the annual period, and to which the Portfolio had no exposure over that time frame which led to positive relative performance contribution. Shares of the two strongest contributors, Pioneer Natural Resources and Cimarex Energy, both Oil & Gas Exploration and Production companies, gained on strong drilling results and resource additions in the Permian Basin of West Texas. Shares of oilfield services giant Halliburton rose on strong revenue growth from North American unconventional drilling activities and continued expansion in international exploration and development operations. Conversely, the Portfolio had exposure to the Agricultural Products sub-sector, via its Archer-Daniels-Midland Co. position, which performed positively, and to which the benchmark index had no exposure during the 12-month period.

Significant purchases by the Portfolio were made in the Oil & Gas Refining and Marketing sub-sector, which saw the addition of shares in Phillips 66, Marathon Petroleum, and Delek. The Portfolio’s largest sales during the period were Diversified Metals & Mining companies Rio Tinto, BHP Billiton, and Freeport-McMoRan Copper & Gold (all eliminated from the Portfolio by period end). The Portfolio’s overall exposure to Diversified Metals & Mining was reduced because of slowing emerging market growth and weakness in base metal and bulk commodity prices. Exposure to Gold Miners was also reduced.

While the Portfolio’s allocation to the Energy sector trended higher overall, within the sector itself, the Oil & Gas Refining and Marketing sub-sector saw the most significant increase in allocation, with both the Oil & Gas Exploration and Production and Oil & Gas Equipment and Services sub-sectors also seeing increases. The Portfolio remained underweight relative to the benchmark in the Energy sector overall at the end of the annual period, but maintained one of the Portfolio’s highest historical energy allocations. Within Energy, the Portfolio was overweight the Oil & Gas Equipment and services, Oil & Gas Drilling, and Oil & Gas Exploration and Production sub-sectors. The Portfolio was also overweight the Diversified Metals & Mining and Agricultural Products sub-sectors as the benchmark has low exposures to these subsectors.

Charles Cameron

Shawn Reynolds

Portfolio Managers

Van Eck Associates Corporation

* This commentary may include statements that constitute “forward-looking statements” under the U.S. securities laws. Forward-looking statements include, among other things, projections, estimates, and information about possible or future results related to the Portfolio, market or regulatory developments. The views expressed above are not guarantees of future performance or economic results and involve certain risks, uncertainties and assumptions that could cause actual outcomes and results to differ materially from the views expressed herein. The views expressed above are subject to change at any time based upon economic, market, or other conditions and the subadvisory firm undertakes no obligation to update the views expressed herein. Any discussions of specific securities should not be considered a recommendation to buy or sell those securities. The views expressed above (including any forward-looking statement) may not be relied upon as investment advice or as an indication of the Portfolio’s trading intent. Information about the Portfolio’s holdings, asset allocation or country diversification is historical and is not an indication of future Portfolio composition, which may vary. Direct investment in any index is not possible. The performance of any index mentioned in this commentary has not been adjusted for ongoing management, distribution and operating expenses, and sales charges applicable to mutual fund investments. In addition, the returns do not reflect additional fees charged by separate accounts or variable insurance contracts that an investor in the Portfolio may pay. If these additional fees were reflected, performance would have been lower.

MSF-1

Metropolitan Series Fund

Van Eck Global Natural Resources Portfolio

A $10,000 INVESTMENT COMPARED TO THE S&P NORTH AMERICAN NATURAL RESOURCES SECTOR INDEX

AVERAGE ANNUAL RETURNS (%) (FOR THE YEAR ENDED DECEMBER 31, 2013)

	1 Year	5 Year	Since Inception[2]
Van Eck Global Natural Resources Portfolio
Class A	11.06	13.88	12.75
Class B	10.76	—	12.43
S&P North American Natural Resources Sector Index	16.49	13.45	12.09

1 The S&P North American Natural Resources Sector Index was developed as an equity benchmark for U.S. traded natural resource related stocks.

2 Inception dates of the Class A and Class B shares are 10/31/08 and 4/28/09, respectively. Index since inception return is based on the Class A inception date.

Portfolio performance is calculated including reinvestment of all income and capital gain distributions. Performance numbers are net of all Portfolio expenses but do not include any insurance, sales, separate account or administrative charges of variable annuity or life insurance contracts or any additional expenses that participants may bear relating to the operations of their plans. If these charges were included, the returns would be lower. The performance of any index referenced above has not been adjusted for ongoing management, distribution and operating expenses, and sales charges applicable to mutual fund investments. Direct investment in any index is not possible. The performance of Class A shares, as set forth in the line graph above, will differ from that of other classes because of the difference in expenses paid by policyholders investing in the different share classes.

This information represents past performance and is not indicative of future results. Investment return and principal value may fluctuate so that shares, upon redemption, may be worth more or less than the original cost.

PORTFOLIO COMPOSITION AS OF DECEMBER 31, 2013

Top Holdings

% of Net Assets
GlencoreXstrata plc	5.1
Schlumberger, Ltd.	3.9
Halliburton Co.	3.8
CONSOL Energy, Inc.	3.7
Cimarex Energy Co.	3.7
Concho Resources, Inc.	3.6
Pioneer Natural Resources Co.	3.5
Marathon Oil Corp.	3.3
First Quantum Minerals, Ltd.	3.1
Anadarko Petroleum Corp.	3.0

Top Sectors

% of Market Value of Total Long-Term Investments
Energy	81.1
Materials	15.7
Industrials	2.5
Consumer Staples	0.7

MSF-2

Metropolitan Series Fund

Van Eck Global Natural Resources Portfolio

Understanding Your Portfolio’s Expenses

Shareholder Expense Example

As a shareholder of the Portfolio, you incur ongoing costs, including management fees; distribution and service (12b-1) fees; and other Portfolio expenses. This example is intended to help you understand your ongoing costs (in dollars) (referred to as “expenses”) of investing in the Portfolio and compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period, July 1, 2013 through December 31, 2013.

Actual Expenses

The first line for each share class of the Portfolio in the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested in the particular share class of the Portfolio, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line for each share class of the Portfolio in the table below provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any fees or charges of your variable insurance product or any additional expenses that participants in certain eligible qualified plans may bear relating to the operations of their plan. Therefore, the second line for each share class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these other costs were included, your costs would have been higher.

Van Eck Global Natural Resources Portfolio		Annualized Expense Ratio	Beginning Account Value July 1, 2013	Ending Account Value December 31, 2013	Expenses Paid During Period** July 1, 2013 to December 31, 2013
Class A(a)	Actual	0.79%	$1,000.00	$1,164.80	$4.31
	Hypothetical*	0.79%	$1,000.00	$1,021.22	$4.02

Class B(a)	Actual	1.04%	$1,000.00	$1,163.10	$5.67
	Hypothetical*	1.04%	$1,000.00	$1,019.96	$5.30

* Hypothetical assumes a rate of return of 5% per year before expenses.

** Expenses paid are equal to the Portfolio’s annualized expense ratio for the most recent six month period, as shown above, multiplied by the average account value over the period, multiplied by the number of days (184 days) in the most recent fiscal half-year, divided by 365 (to reflect the one-half year period).

(a) The annualized expense ratio shown reflects the impact of the management fee waiver as described in Note 5 of the Notes to Financial Statements.

MSF-3

Metropolitan Series Fund

Van Eck Global Natural Resources Portfolio

Schedule of Investments as of December 31, 2013

Common Stocks—93.7% of Net Assets

Security Description	Shares	Value

Chemicals—1.4%
Agrium, Inc. (a)	177,100	$16,201,108

Construction & Engineering—0.7%
Jacobs Engineering Group, Inc. (b)	143,200	9,020,168

Energy Equipment & Services—22.3%
Atwood Oceanics, Inc. (b)	406,300	21,692,357
Cameron International Corp. (b)	581,200	34,598,836
Diamond Offshore Drilling, Inc. (a)	174,700	9,943,924
Dril-Quip, Inc. (b)	215,900	23,733,887
Halliburton Co.	874,500	44,380,875
Nabors Industries, Ltd.	212,300	3,606,977
National Oilwell Varco, Inc.	433,400	34,468,302
Noble Corp. plc	402,300	15,074,181
Schlumberger, Ltd.	511,000	46,046,210
Seadrill, Ltd. (a)	263,024	10,805,026
Superior Energy Services, Inc. (b)	685,700	18,246,477

		262,597,052

Food Products—0.7%
Archer-Daniels-Midland Co.	187,200	8,124,480

Machinery—1.6%
Cummins, Inc.	134,100	18,904,077

Metals & Mining—16.0%
African Minerals, Ltd. (b)	800,198	2,644,340
Eldorado Gold Corp.	1,764,900	10,042,281
First Quantum Minerals, Ltd.	2,056,200	37,049,346
GlencoreXstrata plc	11,547,837	60,031,722
Goldcorp, Inc.	572,600	12,408,242
Kinross Gold Corp.	1,213,804	5,316,461
New Gold, Inc. (b)	1,937,800	10,154,072
Newmont Mining Corp.	576,600	13,279,098
Randgold Resources, Ltd. (ADR)	239,700	15,055,557
Steel Dynamics, Inc.	520,500	10,170,570
United States Steel Corp. (a)	420,100	12,392,950

		188,544,639

Oil, Gas & Consumable Fuels—49.3%
Afren plc (b)	8,328,101	23,341,874
Alpha Natural Resources, Inc. (a) (b)	270,220	1,929,371
Anadarko Petroleum Corp.	448,850	35,602,782
Cimarex Energy Co.	416,800	43,726,488
Cloud Peak Energy, Inc. (b)	321,900	5,794,200
Concho Resources, Inc. (b)	387,450	41,844,600
CONSOL Energy, Inc.	1,152,000	43,822,080
Delek U.S. Holdings, Inc.	385,100	13,251,291
Diamondback Energy, Inc. (b)	255,800	13,521,588
EOG Resources, Inc.	187,400	31,453,216
Genel Energy plc (b)	376,100	6,710,782
Green Plains Renewable Energy, Inc. (a)	69,100	1,339,849
Gulfport Energy Corp. (b)	105,000	6,630,750
Halcon Resources Corp. (a) (b)	1,475,900	5,696,974

Oil, Gas & Consumable Fuels—(Continued)
HollyFrontier Corp. (a)	597,000	29,664,930
Marathon Oil Corp.	1,091,800	38,540,540
Marathon Petroleum Corp.	312,800	28,693,144
Newfield Exploration Co. (b)	558,800	13,763,244
Occidental Petroleum Corp.	336,100	31,963,110
Ophir Energy plc (a) (b)	2,277,903	12,461,725
Phillips 66	399,900	30,844,287
Pioneer Natural Resources Co.	221,800	40,826,726
Scorpio Tankers, Inc.	450,600	5,312,574
SM Energy Co.	411,800	34,224,698
Tesoro Corp.	509,600	29,811,600
Whiting Petroleum Corp. (b)	153,502	9,497,169

		580,269,592

Paper & Forest Products—1.7%
Louisiana-Pacific Corp. (b)	1,099,700	20,355,447

Total Common Stocks (Cost $1,032,140,115)		1,104,016,563

Investment Company Security—0.8%
SPDR Gold Shares (a) (b) (Cost $12,151,662)	84,800	9,851,216

Warrant—0.0%

Metals & Mining—0.0%
Kinross Gold Corp., Strike Price $21.70, Expires 09/17/14 (b) (Cost $140,490)	29,480	416

Short-Term Investments—10.5%

Mutual Funds—10.5%
AIM STIT-STIC Prime Portfolio	65,237,344	65,237,344
State Street Navigator Securities Lending MET Portfolio (c)	57,884,363	57,884,363

Total Short-Term Investments (Cost $123,121,707)		123,121,707

Total Investments—105.0% (Cost $1,167,553,974) (d)		1,236,989,902
Other assets and liabilities (net)—(5.0)%		(59,337,981)

Net Assets—100.0%		$1,177,651,921

(a)

All or a portion of the security was held on loan. As of December 31, 2013, the market value of securities loaned was $57,323,598 and the collateral received consisted of cash in the amount of $57,884,363 and non-cash collateral with a value of $711,722. The cash collateral is invested in a money market fund managed by an affiliate of the custodian. The non-cash collateral received consists primarily of

MSF-4

Metropolitan Series Fund

Van Eck Global Natural Resources Portfolio

Schedule of Investments as of December 31, 2013

government securities and bank letters of credit, and is held for the benefit of the Portfolio at the Portfolio’s custodian. The Portfolio cannot repledge or resell this collateral. As such, this collateral is excluded from the Statement of Assets and Liabilities.

(b)	Non-income producing security.
(c)	Represents investment of cash collateral received from securities lending transactions.
(d)	As of December 31, 2013, the aggregate cost of investments for federal income tax purposes was $1,170,168,423. The aggregate unrealized appreciation and depreciation of investments were $167,702,343 and $(100,880,864), respectively, resulting in net unrealized appreciation of $66,821,479 for federal income tax purposes.
(ADR)—	An American Depositary Receipt is a certificate issued by a custodian bank representing the right to receive securities of the foreign issuer described. Trading on exchanges not located in the United States or Canada significantly influences the value of ADRs.

Fair Value Hierarchy

Accounting principles generally accepted in the United States of America (“GAAP”) define fair market value as the price that the Portfolio would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. It establishes a fair value hierarchy that prioritizes inputs to valuation methods and requires disclosure of the fair value hierarchy that segregates fair value measurements into three levels. Levels 1, 2 and 3 of the fair value hierarchy are defined as follows:

Level 1 - unadjusted quoted prices in active markets for identical investments

Level 2 - other significant observable inputs (including, but not limited to, unadjusted quoted prices for similar investments in markets that are either active or inactive; inputs other than quoted prices that are observable such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks, default rates, etc.)

Level 3 - significant unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are unavailable (including the Portfolio’s own assumptions in determining the fair value of investments)

The inputs or methodologies used for valuing investments are not necessarily an indication of the risk associated with investing in them. Changes to the inputs or methodologies used may result in transfers between levels, which will be recognized as of the beginning of the reporting period. Information on transfers between Level 1 and Level 2, if any, will be disclosed following the fair value hierarchy table below. A reconciliation of Level 3 securities, if any, will also be disclosed following the fair value hierarchy table. For more information about the Portfolio’s policy regarding the valuation of investments, please refer to the Notes to Financial Statements.

The following table summarizes the fair value hierarchy of the Portfolio’s investments as of December 31, 2013:

Description	Level 1	Level 2	Level 3	Total
Common Stocks
Chemicals	$16,201,108	$—	$—	$16,201,108
Construction & Engineering	9,020,168	—	—	9,020,168
Energy Equipment & Services	262,597,052	—	—	262,597,052
Food Products	8,124,480	—	—	8,124,480
Machinery	18,904,077	—	—	18,904,077
Metals & Mining	125,868,577	62,676,062	—	188,544,639
Oil, Gas & Consumable Fuels	537,755,211	42,514,381	—	580,269,592
Paper & Forest Products	20,355,447	—	—	20,355,447
Total Common Stocks	998,826,120	105,190,443	—	1,104,016,563
Total Investment Company Security	9,851,216	—	—	9,851,216
Total Warrant*	416	—	—	416
Total Short-Term Investments*	123,121,707	—	—	123,121,707
Total Investments	$1,131,799,459	$105,190,443	$—	$1,236,989,902

Collateral for securities loaned (Liability)	$—	$(57,884,363)	$—	$(57,884,363)

*	See Schedule of Investments for additional detailed categorizations.

See accompanying notes to financial statements.

MSF-5

Metropolitan Series Fund

Van Eck Global Natural Resources Portfolio

Statement of Assets and Liabilities

December 31, 2013

Assets
Investments at value (a) (b)	$1,236,989,902
Cash denominated in foreign currencies (c)	6,308,053
Receivable for:
Fund shares sold	80,175
Dividends and interest	609,176
Prepaid expenses	2,820

Total Assets	1,243,990,126
Liabilities
Collateral for securities loaned	57,884,363
Payables for:
Investments purchased	7,428,345
Fund shares redeemed	126,580
Accrued Expenses:
Management fees	747,177
Distribution and service fees	33,038
Deferred trustees’ fees	48,554
Other expenses	70,148

Total Liabilities	66,338,205

Net Assets	$1,177,651,921

Net Assets Consist of:
Paid in surplus	$1,086,229,686
Undistributed net investment income	4,260,240
Accumulated net realized gain	17,926,824
Unrealized appreciation on investments and foreign currency transactions	69,235,171

Net Assets	$1,177,651,921

Net Assets
Class A	$1,018,813,802
Class B	158,838,119
Capital Shares Outstanding*
Class A	71,707,739
Class B	11,248,459
Net Asset Value, Offering Price and Redemption Price Per Share
Class A	$14.21
Class B	14.12

*	The Portfolio is authorized to issue an unlimited number of shares.
(a)	Identified cost of investments was $1,167,553,974.
(b)	Includes securities loaned at value of $57,323,598.
(c)	Identified cost of cash denominated in foreign currencies was $6,508,810.

Statement of Operations

Year Ended December 31, 2013

Investment Income
Dividends (a)	$14,931,937
Interest	40,320
Securities lending income	529,706

Total investment income	15,501,963

Expenses
Management fees	8,450,531
Administration fees	15,364
Custodian and accounting fees	130,692
Distribution and service fees—Class B	413,987
Audit and tax services	49,423
Legal	27,754
Trustees’ fees and expenses	39,105
Shareholder reporting	32,510
Insurance	5,602
Miscellaneous	12,665

Total expenses	9,177,633
Less management fee waiver	(124,763)
Less broker commission recapture	(46,730)

Net expenses	9,006,140

Net Investment Income	6,495,823

Net Realized and Unrealized Gain
Net realized gain on:
Investments	22,724,642
Foreign currency transactions	31,276

Net realized gain	22,755,918

Net change in unrealized appreciation (depreciation) on:
Investments	93,417,046
Foreign currency transactions	(445,389)

Net change in unrealized appreciation	92,971,657

Net realized and unrealized gain	115,727,575

Net Increase in Net Assets From Operations	$122,223,398

(a)	Net of foreign withholding taxes of $158,181.

MSF-6

Metropolitan Series Fund

Van Eck Global Natural Resources Portfolio

Statements of Changes in Net Assets

	Year Ended December 31, 2013	Year Ended December 31, 2012
Increase (Decrease) in Net Assets:
From Operations
Net investment income	$6,495,823	$8,719,283
Net realized gain (loss)	22,755,918	(969,402)
Net change in unrealized appreciation	92,971,657	23,458,145

Increase in net assets from operations	122,223,398	31,208,026

From Distributions to Shareholders
Net investment income
Class A	(8,129,244)	0
Class B	(1,089,226)	0
Net realized capital gains
Class A	0	(52,987,301)
Class B	0	(11,368,332)

Total distributions	(9,218,470)	(64,355,633)

Increase in net assets from capital share transactions	71,526,494	177,600,606

Total increase in net assets	184,531,422	144,452,999

Net Assets
Beginning of period	993,120,499	848,667,500

End of period	$1,177,651,921	$993,120,499

Undistributed net investment income
End of period	$4,260,240	$4,569,274

Other Information:

Capital Shares

Transactions in capital shares were as follows:

	Year Ended December 31, 2013		Year Ended December 31, 2012
	Shares	Value	Shares	Value
Class A
Sales	8,667,519	$109,883,439	10,241,510	$128,869,403
Reinvestments	680,841	8,129,244	4,063,443	52,987,301
Redemptions	(1,759,833)	(23,803,281)	(1,659,535)	(22,122,249)

Net increase	7,588,527	$94,209,402	12,645,418	$159,734,455

Class B
Sales	1,616,477	$20,813,286	2,753,099	$34,272,305
Reinvestments	91,609	1,089,226	875,835	11,368,332
Redemptions	(3,320,396)	(44,585,420)	(2,125,642)	(27,774,486)

Net increase (decrease)	(1,612,310)	$(22,682,908)	1,503,292	$17,866,151

Increase derived from capital shares transactions		$71,526,494		$177,600,606

See accompanying notes to financial statements.

MSF-7

Metropolitan Series Fund

Van Eck Global Natural Resources Portfolio

Financial Highlights

Selected per share data
	Class A
	Year Ended December 31,
	2013	2012	2011	2010	2009
Net Asset Value, Beginning of Period	$12.91	$13.52	$18.06	$15.05	$9.71

Income (Loss) from Investment Operations
Net investment income (a)	0.08	0.13	0.04	0.01	0.01
Net realized and unrealized gain (loss) on investments	1.34	0.25	(2.56)	4.19	5.34

Total from investment operations	1.42	0.38	(2.52)	4.20	5.35

Less Distributions
Distributions from net investment income	(0.12)	0.00	(0.24)	(0.08)	(0.01)
Distributions from net realized capital gains	0.00	(0.99)	(1.78)	(1.11)	0.00

Total distributions	(0.12)	(0.99)	(2.02)	(1.19)	(0.01)

Net Asset Value, End of Period	$14.21	$12.91	$13.52	$18.06	$15.05

Total Return (%) (b)	11.06	2.80	(16.45)	29.39	55.19

Ratios/Supplemental Data
Gross ratio of expenses to average net assets (%)	0.81	0.82	0.82	0.84	0.85
Net ratio of expenses to average net assets (%) (c)	0.80	0.82	0.82	0.84	0.85
Ratio of net investment income to average net assets (%)	0.64	0.98	0.25	0.10	0.07
Portfolio turnover rate (%)	36	23	42	72	101
Net assets, end of period (in millions)	$1,018.8	$828.1	$695.7	$575.6	$426.4

	Class B
	Year Ended December 31,
	2013	2012	2011	2010	2009(d)
Net Asset Value, Beginning of Period	$12.83	$13.47	$18.01	$15.03	$10.61

Income (Loss) from Investment Operations
Net investment income (loss) (a)	0.05	0.09	0.00 (e)	(0.01)	(0.04)
Net realized and unrealized gain (loss) on investments	1.33	0.26	(2.55)	4.15	4.46

Total from investment operations	1.38	0.35	(2.55)	4.14	4.42

Less Distributions
Distributions from net investment income	(0.09)	0.00	(0.21)	(0.05)	0.00
Distributions from net realized capital gains	0.00	(0.99)	(1.78)	(1.11)	0.00

Total distributions	(0.09)	(0.99)	(1.99)	(1.16)	0.00

Net Asset Value, End of Period	$14.12	$12.83	$13.47	$18.01	$15.03

Total Return (%) (b)	10.76	2.58	(16.67)	29.02	41.66	(f)

Ratios/Supplemental Data
Gross ratio of expenses to average net assets (%)	1.06	1.07	1.07	1.09	1.10	(g)
Net ratio of expenses to average net assets (%) (c)	1.05	1.07	1.07	1.09	1.10	(g)
Ratio of net investment income (loss) to average net assets (%)	0.38	0.72	0.01	(0.09)	(0.47	)(g)
Portfolio turnover rate (%)	36	23	42	72	101
Net assets, end of period (in millions)	$158.8	$165.1	$153.0	$108.0	$24.9

(a)	Per share amounts based on average shares outstanding during the period.
(b)	Total return does not reflect any insurance, sales, separate account or administrative charges of variable annuity or life insurance contracts or any additional expenses that contract owners may bear under their variable contracts. If these charges were included, the returns would be lower.
(c)	Net ratio of expenses to average net assets in 2013 includes the effect of management fee waivers as detailed in Note 5 of the Notes to Financial Statements. Net ratio of expenses to average net assets for the period 2009 through 2010 includes the effect of an expense limitation agreement which expired during 2010.
(d)	Commencement of operations was April 28, 2009.
(e)	Net investment income (loss) was less than $0.01.
(f)	Periods less than one year are not computed on an annualized basis.
(g)	Computed on an annualized basis.

See accompanying notes to financial statements.

MSF-8

Metropolitan Series Fund

Van Eck Global Natural Resources Portfolio

Notes to Financial Statements—December 31, 2013

1. Organization

Metropolitan Series Fund (the “Trust”) is organized as a Delaware statutory trust and registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. The Trust is currently comprised of thirty series, each of which operates as a distinct investment vehicle of the Trust. The portfolio included in this report is Van Eck Global Natural Resources Portfolio (the “Portfolio”), which is diversified. Shares in the Portfolio are not offered directly to the general public and are currently available only to separate accounts established by Metropolitan Life Insurance Company (“MetLife”) and other affiliated life insurance companies.

The Portfolio has registered and offers two classes of shares: Class A and B shares. Shares of each Class of the Portfolio represent an equal pro rata interest in the Portfolio and generally give the shareholder the same voting, dividend, liquidation, and other rights. Investment income, realized and unrealized capital gains and losses, the common expenses of the Portfolio, and certain Portfolio-level expense reductions, if any, are allocated on a pro rata basis to each Class based on the relative net assets of each Class to the net assets of the Portfolio. Each Class of shares differs in its respective distribution plan and such distribution expenses are allocated to that Class.

2. Significant Accounting Policies

The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America (“GAAP”) requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities as of the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates. In the preparation of these financial statements, management has evaluated events and transactions subsequent to December 31, 2013 through the date the financial statements were issued.

The following is a summary of significant accounting policies consistently followed by the Portfolio in the preparation of its financial statements.

Investment Valuation and Fair Value Measurements - Debt securities (other than short term obligations with a remaining maturity of sixty days or less), including corporate, convertible and municipal bonds and notes; obligations of the U.S. treasury and U.S. government agencies; sovereign issues; floating rate loans; and non-U.S. bonds, are generally valued on the basis of evaluated or composite bid quotations obtained from independent pricing services and/or brokers and dealers selected by MetLife Advisers, LLC (“MetLife Advisers” or the “Adviser”), an affiliate of MetLife, Inc., pursuant to authorization of the Board of Trustees of the Trust (the “Board” or “Trustees”). Such quotations utilize matrix pricing, which considers observable inputs including, among other things, issuer details, maturity dates, interest rates, yield curves, rates of prepayment, credit risks/spreads, default rates, reported trades, broker dealer quotes and quoted prices for similar securities. Securities that use similar valuation techniques and inputs as described above are generally categorized as Level 2 within the fair value hierarchy.

Mortgage and asset-backed securities are usually issued as separate tranches, or classes, of securities within each deal. These securities are also generally valued on the basis of evaluated or composite bid quotations obtained from independent pricing services and/or brokers and dealers selected by the Adviser pursuant to authorization of the Board. The pricing models for these securities usually consider tranche-level attributes, estimated cash flows and market-based yield spreads for each tranche and current market data, and incorporate deal collateral performance, as available. Mortgage and asset-backed securities that use similar valuation techniques and inputs as described above are generally categorized as Level 2 within the fair value hierarchy.

Short term obligations with a remaining maturity of sixty days or less are generally valued at amortized cost, which approximates fair market value, and are generally categorized as Level 2 within the fair value hierarchy.

Domestic and foreign equity securities, such as common stock, exchange-traded funds, rights, warrants, and preferred stock, that are traded on a securities exchange, are generally valued at their last sale price on the exchange or market in which they are principally traded on the valuation date, or, if no sales occurred on that day, at the last reported bid price. Equity securities traded over-the-counter are generally valued at the last reported sale price. Valuation adjustments may be applied to certain foreign equity securities that are traded solely on foreign exchanges that close before the close of the U.S. market to account for the market movement between the close of the foreign exchanges and the close of the U.S. market. The Portfolio may use a systematic fair valuation model provided by an independent third party to value securities principally traded in these foreign markets in order to adjust for possible stale pricing that may occur between the close of the foreign exchanges and the time of the Portfolio valuation. Foreign equity securities using these valuation adjustments are generally categorized as Level 2 within the fair value hierarchy. Equity securities that are actively traded, and have no valuation adjustments applied, are categorized as Level 1 within the fair value hierarchy. Other equity securities traded on inactive markets, or valued in reference to similar instruments traded on active markets, are generally categorized as Level 2 within the fair value hierarchy.

MSF-9

Metropolitan Series Fund

Van Eck Global Natural Resources Portfolio

Notes to Financial Statements—December 31, 2013—(Continued)

Investments in registered open-end management investment companies are valued at reported net asset value per share on the valuation date and are categorized as Level 1 within the fair value hierarchy.

Forward foreign currency exchange contracts are valued through an independent pricing service based on the mean between closing bid and ask prices of the forward currency rates in the London foreign exchange markets on a daily basis as provided by a reliable bank or dealer. These contracts are generally categorized as Level 2 within the fair value hierarchy.

Options, whether on securities, indices, futures contracts, or otherwise, traded on exchanges are valued at the last sale price available as of the close of business on the valuation date or, if there is no such price available, at the mean between the last reported bid and ask prices. These types of options are categorized as Level 1 within the fair value hierarchy. Futures contracts, which are traded on commodity exchanges, are valued at their closing prices as of the close of such exchanges and are categorized as Level 1 within the fair value hierarchy.

Options and futures contracts that are traded over-the-counter are generally valued on the basis of quotations provided by broker-dealers or prices provided by pricing service providers who use a series of techniques, including simulation pricing models, to determine the value of the contracts. The pricing models use inputs that are observed from actively quoted markets such as issuer details, indices, spreads, interest rates, yield curves, credit curves, measures of volatility and exchange rates. These contracts are generally categorized as Level 2 within the fair value hierarchy.

If no current market value quotation or other observable inputs are readily available or market value quotations are deemed to be unreliable for a security, the fair value of the security will be determined in accordance with procedures approved by and under the general supervision of the Board. In such a circumstance, the Board has delegated the determination of the fair value of a security to a Valuation Committee (“Committee”) of MetLife Advisers. The Committee provides general pricing oversight and fair value pricing determinations related to portfolio securities and meets on a regular basis to review reports relating to the valuation of the securities in the Portfolio. The Board has delegated to State Street Bank and Trust Company, the Trust’s custodian (“custodian”), the responsibility for calculating the net asset values (“NAVs”) of the Trust’s Portfolios. The Committee is responsible for overseeing the calculation of the NAVs of the Portfolios by the custodian. The Committee also periodically reviews pricing vendors, including the vendor providing fair value pricing for the Portfolio’s foreign securities, and is responsible for overseeing the correction of pricing errors and addressing other pricing issues that arise in the ordinary course of business, such as making real-time fair value determinations, as necessary.

No single standard for determining the fair value of a security can be set forth because fair value depends upon the facts and circumstances with respect to each security. Information relating to any relevant factors may be obtained by the Committee from any appropriate source, including the subadviser of the Portfolio, the custodian, a pricing service, market maker and/or broker for such security or the issuer. Appropriate methodologies for determining fair value under particular circumstances may include: matrix pricing, comparisons of securities with comparable characteristics, value based on multiples of earnings, discount from market price of similar marketable securities or a combination of these and other methods. The Committee maintains a detailed report tracking each fair-valued security that compares the fair value price to the next available trade, vendor or broker price, and provides information on how close the fair value price was to the next quoted price. The Committee reviews a summary of such report monthly. On a quarterly basis, the Board is provided with the following for consideration and ratification or adjustment: (1) a memorandum summarizing the actions taken by the Committee in the prior quarter; and (2) a list of the Portfolio’s securities as of the most recent quarter-end for which market quotations were not readily available.

Investment Transactions and Related Investment Income - Portfolio security transactions are recorded on the trade date. Dividend income is recorded on the ex-dividend date or, for certain foreign securities, when notified. Interest income, which includes amortization of premium and accretion of discount on debt securities, is recorded on the accrual basis. Realized gains and losses on investments are determined on the identified cost basis, which is the same basis used for federal income tax purposes. Foreign income and foreign capital gains on some foreign securities may be subject to foreign taxes, which are accrued as applicable. These foreign taxes have been provided for in accordance with the Portfolio’s understanding of the applicable countries’ tax rules and rates.

Foreign Currency Translation - The books and records of the Portfolio are maintained in U.S. dollars. The values of securities, currencies, and other assets and liabilities denominated in currencies other than the U.S. dollar are translated into U.S. dollars based upon foreign exchange rates prevailing at the end of the period. Purchases and sales of investment securities, income, and expenses are translated on the respective dates of such transactions. Because the values of investment securities are translated at the foreign exchange rates prevailing at the end of the period, that portion of the results of operations arising from changes in exchange rates and that portion of the results of operations reflecting fluctuations arising from changes in market prices of the investment securities are not separated. Such fluctuations are included in the net realized and unrealized gain or loss on investments.

Net realized foreign exchange gains or losses arise from activity in forward foreign currency exchange contracts, sales of foreign currency, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest, and foreign withholding taxes recorded by the Portfolio and the U.S. dollar equivalent of

MSF-10

Metropolitan Series Fund

Van Eck Global Natural Resources Portfolio

Notes to Financial Statements—December 31, 2013—(Continued)

the amounts actually received or paid by the Portfolio. Net unrealized foreign exchange gains and losses arise from changes in the value of assets and liabilities, other than investment securities, resulting from changes in foreign exchange rates.

Income Taxes - It is the Portfolio’s policy to comply with the requirements of the Internal Revenue Code of 1986, as amended, and regulations thereunder, applicable to regulated investment companies and to distribute, with respect to each taxable year, all of its taxable income to shareholders. Therefore, no federal income tax provision is required. The Portfolio files U.S. federal tax returns. No income tax returns are currently under examination. The Portfolio’s federal tax returns for the prior three fiscal years remain subject to examination by the Internal Revenue Service. As of December 31, 2013, the Portfolio had no uncertain tax positions that would require financial statement recognition, or de-recognition or disclosure.

Dividends and Distributions to Shareholders - The Portfolio records dividends and distributions on the ex-dividend date. Net realized gains from security transactions (if any) are generally distributed annually to shareholders. The timing and characterization of certain income and capital gains distributions are determined in accordance with federal tax regulations that may differ from GAAP. Permanent book and tax basis differences relating to shareholder distributions will result in reclassification between under/over distributed net investment income, accumulated net realized gains/losses, and paid-in surplus. Book-tax differences are primarily due to foreign currency transactions, passive foreign investment companies (PFICs), and broker commission recapture reclasses. These adjustments have no impact on net assets or the results of operations.

Securities Lending - The Portfolio may lend its portfolio securities to certain qualified brokers who borrow securities in order to complete certain securities transactions. By lending its portfolio securities, the Portfolio attempts to increase its net investment income through the receipt of income on collateral held from securities on loan. Any gain or loss in the market price of the loaned securities that might occur and any interest earned or dividends declared during the term of the loan would accrue to the account of the Portfolio.

The Trust has entered into a securities lending arrangement with the custodian. Under this arrangement, the custodian is authorized to loan portfolio securities on the Portfolio’s behalf. In exchange, the Portfolio receives either cash or securities as collateral against the loaned securities. The Portfolio receives collateral at least equal to 102% of the market value of the loaned securities (105% for foreign equity securities), at each loan’s inception. Collateral representing at least 100% of the market value of the loaned securities must be maintained for the duration of the loan. A liability for cash collateral is reflected on the Statement of Assets and Liabilities, and is categorized as Level 2 within the fair value hierarchy. Cash collateral is generally invested in the State Street Navigator Securities Lending MET Portfolio (the “Navigator Portfolio”), a series of the State Street Navigator Securities Lending Trust that is managed by an affiliate of the custodian. The Navigator Portfolio is a registered money market fund that invests in a variety of high-quality, U.S. dollar-denominated instruments. If the market value of the collateral at the close of trading on a business day is less than 100% of the market value of the loaned securities at the close of trading on that day, the borrower shall be required to deliver, by the close of business on the following business day, an additional amount of collateral, so that the total amount of posted collateral is equal to at least 100% of the market value of all the loaned securities as of such preceding day. A portion of net income (income after the deduction of expenses and fees of the Navigator Portfolio) on the collateral is rebated to the borrower of the securities and the remainder is split between the custodian and the Portfolio. On loans collateralized by U.S. Treasuries, a fee is received from the borrower and is allocated between the Portfolio and the custodian. The risks associated with lending portfolio securities include, but are not limited to, possible delays in receiving additional collateral or in the recovery of the loaned securities, possible loss of rights in the collateral should the borrower fail financially, as well as risk of loss in the value of the collateral or the value of the investments made with the collateral. The lending agent has agreed to indemnify the Portfolio in the case of default of any securities borrower. Income received by the Portfolio in securities lending transactions during the year ended December 31, 2013 is reflected as Securities lending income on the Statement of Operations. Any outstanding loans by the Portfolio at December 31, 2013 are disclosed in the footnotes to the Schedule of Investments.

Directed Brokerage Agreement - The Trust has entered into a directed brokerage arrangement with State Street Global Markets (“SSGM”). Under this arrangement, the Portfolio directs certain trades to SSGM in return for a recapture credit. SSGM issues a cash rebate to the Portfolio. Amounts paid to the Portfolio are shown separately as broker commission recapture on the Statement of Operations of the Portfolio. Additionally, these amounts have been excluded from the calculation of the net ratio of expenses to average net assets presented in the Financial Highlights for each share class.

3. Certain Risks

Market Risk: In the normal course of business, the Portfolio invests in securities and enters into transactions where risks exist due to fluctuations in the market (market risk) or failure of the other party to a transaction to perform (credit and counterparty risk). The value of securities held by the Portfolio may decline in response to certain events, including those directly involving the companies whose securities are owned by the Portfolio; conditions affecting the general economy; overall market changes; local, regional or global political, social or economic instability; currency, interest rate, and price fluctuations.

Credit and Counterparty Risk: The Portfolio may be exposed to counterparty risk, or the risk that an entity with which the Portfolio has unsettled or open transactions may default. The potential loss could exceed the value of the financial assets and liabilities

MSF-11

Metropolitan Series Fund

Van Eck Global Natural Resources Portfolio

Notes to Financial Statements—December 31, 2013—(Continued)

recorded in the financial statements. Financial assets that potentially expose the Portfolio to credit and counterparty risk consist principally of cash due from counterparties and investments. The Portfolio manages counterparty risk by entering into agreements only with counterparties that it believes have the financial resources to honor their obligations and by monitoring the financial stability of those counterparties. The Portfolio’s investment adviser attempts to mitigate counterparty risk by (i) periodically assessing the creditworthiness of its trading partners, (ii) monitoring and/or limiting the amount of its net exposure to each individual counterparty based on its assessment, and (iii) requiring collateral from the counterparty for certain transactions. In order to preserve certain safeguards for non-standard settlement trades, the Portfolio restricts its exposure to credit and counterparty losses by entering into master netting agreements with counterparties (approved brokers) with whom it undertakes a significant volume of transactions. Master Agreements govern the terms of certain transactions, and reduce the counterparty risk associated with relevant transactions by specifying credit protection mechanisms and providing standardization that improves legal certainty. Master Agreements can also help limit counterparty risk by specifying collateral posting arrangements at pre-arranged exposure levels.

Repurchase agreements are primarily executed under Global Master Repurchase Agreements (“GMRAs”) or Master Repurchase Agreements (“MRAs”), which provide the rights to set-off. Each repurchase agreement is initially collateralized at the transaction level. In the event of default, the total market value exposure will be offset against collateral exchanged to date, which would result in a net receivable/(payable) that lwould be due from/to the counterparty. Securities pledged as collateral are noted in the Schedule of Investments.

Natural Resource and Foreign Investment Risk: The Portfolio may concentrate its investments in companies which are significantly engaged in the exploration, development, production and distribution of gold and other natural resources such as strategic and other metals, minerals, forest products, oil, natural gas and coal and by investing in gold bullion and coins. Since the Portfolio may concentrate, it may be subject to greater risks and market fluctuations than other more diversified portfolios. The production and marketing of gold and other natural resources may be affected by actions and changes in governments. In addition, gold and natural resources may be cyclical in nature. In addition, the investments by the Portfolio in foreign securities may involve risks not present in domestic investments. Since securities may be denominated in foreign currencies, may require settlement in foreign currencies and pay interest or dividends in foreign currencies, changes in the relationship of these foreign currencies to the U.S. dollar can significantly affect the value of the investments and earnings of the Portfolio. Foreign investments may also subject the Portfolio to foreign government exchange restrictions, expropriation, taxation or other political, social or economic developments, all of which could affect the market and/or credit risk of the investments. In addition to the risks described above, risks may arise from forward foreign currency contracts with respect to the potential inability of counterparties to meet the terms of their contracts.

Additional risks associated with each type of investment are described above within the respective security type notes. The Portfolio’s prospectus includes a discussion of the principal risks of investing in the Portfolio.

4. Investment Transactions

Aggregate cost of purchases and proceeds of sales of investment securities, excluding short-term securities, for the year ended December 31, 2013 were as follows:

Purchases		Sales
U.S. Government	Non U.S. Government	U.S. Government	Non U.S. Government
$0	$449,145,253	$0	$363,705,990

During the year ended December 31, 2013, the Portfolio engaged in security transactions with other affiliated portfolios. These amounted to $14,084,042 in purchases of investments, which are included above.

5. Investment Management Fees and Other Transactions with Affiliates

Investment Management Agreement - MetLife Advisers is the investment adviser to the Portfolio. The Trust has entered into an investment management agreement with MetLife Advisers with respect to the Portfolio. For providing investment management services to the Portfolio, MetLife Advisers receives monthly compensation at the following annual rates:

Management Fees earned by MetLife Advisers for the year ended December 31, 2013	% per annum	Average daily net assets
$8,450,531	0.800%	Of the first $250 million
	0.775%	Of the next $750 million
	0.750%	On amounts in excess of $1 billion

MSF-12

Metropolitan Series Fund

Van Eck Global Natural Resources Portfolio

Notes to Financial Statements—December 31, 2013—(Continued)

Certain officers and trustees of the Trust may also be officers of MetLife Advisers; however, such officers and trustees receive no compensation from the Trust.

MetLife Advisers has entered into an investment subadvisory agreement with respect to the Portfolio. Van Eck Associates Corp. is compensated by MetLife Advisers to provide subadvisory services for the Portfolio.

Management Fee Waivers - Pursuant to an expense agreement, MetLife Advisers has agreed, for the period January 1, 2013 through April 27, 2014, to reduce its advisory fees set out above under “Investment Management Agreement” for each class of the Portfolio as follows:

% per annum	Average daily net assets
0.025%	On amount over $	500 million and under $1 billion

Amounts waived for the year ended December 31, 2013 are shown as management fee waivers in the Statement of Operations.

Transfer Agency Agreement - MetLife serves as the transfer agent for the Trust. MetLife receives no fees for its services to the Trust under the transfer agency agreement.

Distribution and Service Fees - The Trust has a distribution agreement with MetLife Investors Distribution Company (“MIDC” or the “Distributor”) in which MIDC serves as the distributor for the Portfolio’s Class A and B Shares. MIDC is a wholly-owned subsidiary of MetLife Investors Group, Inc., an affiliate of the Adviser. The Trust has also adopted a Distribution and Service Plan under Rule 12b-1 of the 1940 Act for the Portfolio’s Class B Shares. Under the Distribution and Service Plan, the Class B Shares of the Portfolio pay a fee to compensate the Insurance Companies (or their affiliates) and other broker-dealers and financial intermediaries involved in the offer and sale of Portfolio shares for promoting or selling and servicing the Class B Shares. The fees under the Distribution and Service Plan for each class of the Portfolio’s shares are calculated as a percentage of the Portfolio’s average daily net assets that are attributable to that Class. Currently, the fee is 0.25% per year for Class B Shares. Amounts incurred by the Portfolio for the year ended December 31, 2013 are shown as Distribution and service fees in the Statement of Operations.

Deferred Trustee Compensation - Each Trustee who is not currently an employee of the Adviser or any of its affiliates receives compensation from the Trust for his or her service to the Trust. A deferred compensation plan (the “Plan”) is available to the Trustees on a voluntary basis. Deferred amounts remain in the Trust until distributed in accordance with the provisions of the Plan. The value of a participating Trustee’s deferral account is based on theoretical investments of deferred amounts, on the normal payment dates in certain portfolios of the Trust or Met Investors Series Trust, an affiliate of the Trust, as designated by the participating Trustee. Changes in the value of participants’ deferral accounts are reflected as Trustees’ fees and expenses in the Statement of Operations. The portion of the accrued obligations allocated to the Portfolio under the Plan is reflected as Deferred trustees’ fees in the Statement of Assets and Liabilities.

6. Contractual Obligations

Under the Trust’s organizational documents, its officers and Trustees may be indemnified against certain liabilities and expenses arising out of the performance of their duties to the Trust. Additionally, the Trust has a variety of indemnification obligations under contracts with its service providers. The Trust’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Trust that have not yet occurred.

7. Income Tax Information

The tax character of distributions paid for the periods ended December 31, 2013 and 2012 was as follows:

Ordinary Income		Long-Term Capital Gain		Total
2013	2012	2013	2012	2013	2012
$9,218,470	$6,312,388	$—	$58,043,245	$9,218,470	$64,355,633

As of December 31, 2013, the components of distributable earnings (accumulated losses) on a federal income tax basis were as follows:

Undistributed Ordinary Income	Undistributed Long-Term Capital Gain	Net Unrealized Appreciation	Loss Carryforwards	Total
$6,102,309	$18,748,006	$66,620,722	$—	$91,471,037

The Portfolio utilizes the provisions of the federal income tax laws that provide for the carryforward of capital losses for prior years, offsetting such losses against any future realized capital gains. Under the Regulated Investment Company Modernization Act of 2010 (the “Act”), net capital losses recognized after December 22, 2010 may be carried forward indefinitely, and their character is retained

MSF-13

Metropolitan Series Fund

Van Eck Global Natural Resources Portfolio

Notes to Financial Statements—December 31, 2013—(Continued)

as short-term and/or long-term losses. Previously, net capital losses were carried forward for up to eight years and treated as short term losses. As a transition rule, the Act requires that post-enactment net capital losses be used before pre-enactment net capital losses.

During the year ended December 31, 2013, the Portfolio utilized capital loss carryforwards of $1,588,525.

As of December 31, 2013, the Portfolio had no post-enactment accumulated capital losses and no pre-enactment accumulated capital loss carryforwards.

MSF-14

Metropolitan Series Fund

Van Eck Global Natural Resources Portfolio

Report of Independent Registered Public Accounting Firm

To the Shareholders of Van Eck Global Natural Resources Portfolio and the Board of Trustees of Metropolitan Series Fund:

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Van Eck Global Natural Resources Portfolio, one of the portfolios constituting Metropolitan Series Fund, (the “Trust”), as of December 31, 2013, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Trust’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Trust is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Trust’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2013, by correspondence with the custodian and brokers; where replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Van Eck Global Natural Resources Portfolio of Metropolitan Series Fund, as of December 31, 2013, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

Deloitte & Touche LLP

Boston, Massachusetts

February 26, 2014

MSF-15

Metropolitan Series Fund

Trustees and Officers of Metropolitan Series Fund

The Trustees and executive officers of the Trust, their ages and their principal occupations during the past five years are set forth below. Unless otherwise indicated, the business address of each is One Financial Center, Boston, MA 02111. Each Trustee who is deemed an “interested person,” as such term is defined in the 1940 Act, is indicated by an asterisk. Those Trustees who are not “interested persons” as defined in the 1940 Act are referred to as “Independent Trustees.” Additional information about the Trustees is available in the Statement of Additional Information, which is available without charge, upon request, by calling (800) 848-3854.

Trustees of the Trust

Name and Age	Position(s) Held with Registrant	Term of Office and Length of Time Served	Principal Occupation(s) During the Past 5 Years(1)	Number of Portfolios in Fund Complex(2) overseen	Other Directorships Held by Trustee During the Past 5 Years(1)
Interested Trustee
Elizabeth M. Forget* (47)	Trustee, Chairman of the Board, President and Chief Executive Officer	Indefinite; From May 2006 (President and Chief Executive Officer)/ August 2006 (Trustee and Chairman of the Board) to present	Senior Vice President, MetLife Inc.; President, MetLife Advisers, LLC and a predecessor company.	79	Trustee, Met Investors Series Trust (the “MIST Trust”);** various MetLife-affiliated boards.

Independent Trustees
Stephen M. Alderman (54)	Trustee	Indefinite; From April 2012 to present	Shareholder in the law firm of Garfield & Merel, Ltd.	79	Trustee, MIST Trust;** Director, International Truck Leasing Corp.

Robert J. Boulware (57)	Trustee	Indefinite; From April 2012 to present	Managing Director, Pilgrim Funds, LLC (private equity fund).	79	Trustee, MIST Trust;** Trustee, Vertical Capital Income Fund (closed-end fund); Director, Gainsco, Inc. (auto insurance).

Susan C. Gause (61)	Trustee	Indefinite; From April 2012 to present	Private Investor.	79	Trustee, MIST Trust;** Trustee, HSBC Funds.

Nancy Hawthorne (62)	Trustee	Indefinite; From May 2003 to present	Chief Executive Officer, Clerestory LLC (corporate advisor).	79	MIST Trust;** Director, THL Credit, Inc.**; Director, Avid Technology, Inc.**

Barbara A. Nugent (57)	Trustee	Indefinite; From January 2014 to present	President, True North Board Governance, LLC (consulting); until 2014, partner in the law firm of Stradley Ronon Stevens & Young, LLP.	79	Trustee, MIST Trust**; Director, Episcopal Healthcare Foundation; until 2014, member, Mutual Fund Directors Forum Advisory Board.

MSF-16

Metropolitan Series Fund

Trustees and Officers of Metropolitan Series Fund—(Continued)

Name and Age	Position(s) Held with Registrant	Term of Office and Length of Time Served	Principal Occupation(s) During the Past 5 Years(1)	Number of Portfolios in Fund Complex(2) overseen	Other Directorships Held by Trustee During the Past 5 Years(1)
Keith M. Schappert (62)	Trustee	Indefinite; From August 2009 to present	Principal, Schappert Consulting LLC (asset management consulting).	79	Trustee, MIST Trust;** Director, The Commonfund for Nonprofit Organizations; until 2011, Director, Trilogy Global Advisors; Director, Mirae Asset Discovery Funds,** Director, Calamos Investments.

Linda B. Strumpf (66)	Trustee	Indefinite; From May 2000 to present	Chair of the Investment Committee, Leona M. and Harry B. Helmsley Charitable Trust; until 2011, Chief Investment Officer, Leona M. and Harry B. Helmsley Charitable Trust.	79	Since 2012, Trustee, MIST Trust,** Trustee and Member of Investment Committee, The Pennsylvania State University.

Dawn M. Vroegop (47)	Trustee	Indefinite; From May 2009 to present	Private Investor.	79	Trustee, MIST Trust,** Trustee, Driehaus Mutual Funds; Director and Investment Committee Chair, City College of San Francisco Foundation.

Executive Officers of the Trust

Name and Age	Position(s) Held with Registrant	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years(1)
Elizabeth M. Forget (47)	President, Chief Executive Officer, Trustee and Chairman of the Board	From May 2006 (President and Chief Executive Officer)/ August 2006 (Trustee and Chairman of the Board) to present	See principal occupation information in the table above.

Jeffrey L. Bernier (42)	Vice President	From February 2008 to present	Vice President, MetLife, Inc.; Senior Vice President, MetLife Advisers, LLC and a predecessor company.

Peter H. Duffy (58)	Chief Financial Officer and Treasurer	From November 2000 to present	Senior Vice President, MetLife Advisers, LLC; Vice President, MetLife, Inc.

Andrew L. Gangolf (59)	Secretary	From May 2011 to present	Senior Vice President, MetLife Advisers, LLC; Senior Vice President & Assistant General Counsel, AllianceBerstein Investments, Inc.

Jeffrey P. Halperin (46)	Chief Compliance Officer	From November 2005 to present	Vice President, MetLife, Inc.; Chief Compliance Officer, MIST; Chief Compliance Officer, MSF Trust; Chief Compliance Officer, MetLife Advisers, LLC and a predecessor company; Chief Compliance Officer, MetLife Investment Management, LLC (formerly MetLife Investment Advisors Company, LLC).

Alan C. Leland, Jr. (61)	Vice President	From February 2005 to present	Treasurer and Chief Financial Officer, MetLife Advisers, LLC; Vice President, MetLife Group Inc.; Vice President, MetLife, Inc.

*	Ms. Forget is an “interested person” of the Trust because of her positions with MetLife Advisers, LLC and her ownership of securities issued by MetLife, Inc., the ultimate parent company of MetLife Advisers, LLC.
**	Indicates a directorship with a registered investment company or a company subject to the reporting requirements of the Securities Exchange Act of 1934, as amended.
(1)	Previous positions during the past five years with the Trust, MetLife, Inc. or the Adviser are omitted if not materially different.
(2)	The Fund Complex includes 49 Portfolios of the MIST Trust and 30 Portfolios of the Trust.

MSF-17

Metropolitan Series Fund

Van Eck Global Natural Resources Portfolio

Board of Trustees’ Consideration of Advisory and Sub-Advisory Agreements

At an in-person meeting of the Boards of Trustees (the “Board”) of Met Investors Series Trust and Metropolitan Series Fund (“MIST” and “MSF,” respectively, and collectively, the “Trusts”) held on November 19-20, 2013, the Board, including a majority of the Trustees who are not considered to be “interested persons” of the Trusts (the “Independent Trustees”) under the Investment Company Act of 1940, as amended (the “1940 Act”), approved for an annual period the continuation of each Trust’s advisory agreement (the “Advisory Agreement”) with MetLife Advisers, LLC (the “Adviser”) and the applicable sub-advisory agreements (each a “Sub-Advisory Agreement,” and collectively with the Advisory Agreement, the “Agreements”) between the Adviser and the investment sub-advisers (each a “Sub-Adviser,” and collectively, the “Sub-Advisers”) for each of the series of the Trusts, including the Van Eck Global Natural Resources Portfolio (each a “Portfolio,” and collectively, the “Portfolios”).1

In considering the Agreements, the Board reviewed a variety of materials provided by the Adviser and the Sub-Advisers relating to the Portfolios, including comparative performance, fee and expense information for an appropriate peer group of similar mutual funds, performance information for relevant benchmark indices and other information regarding the nature, extent and quality of services provided by the Adviser and the Sub-Advisers under their respective Agreements. The Board also took into account its experience with the Adviser and the Sub-Advisers and information provided to the Board in its meetings throughout the year with respect to the services provided by the Adviser and the Sub-Advisers, including quarterly performance reports prepared by management containing reviews of investment results, and periodic presentations from certain of the Sub-Advisers with respect to the Portfolios they manage. The Independent Trustees also assessed reports provided by the Board’s independent consultant, who reviewed and provided analyses regarding investment performance, fees and expenses, and other information provided by, or at the direction of, the Adviser and the Sub-Advisers, as more fully discussed below.

The Independent Trustees were separately advised by independent legal counsel throughout the process, and met with independent legal counsel in periodic executive sessions. Prior to voting to continue the Agreements at the November meeting, the Independent Trustees also received a memorandum from their independent counsel discussing the legal standards for their consideration of the proposed continuation of the Agreements. The Board also met in person with personnel of the Adviser on September 17, 2013 for the specific purpose of giving preliminary consideration to the proposed continuation of the Agreements and to request additional information they considered reasonably necessary to their deliberations. The Independent Trustees also discussed the proposed continuation of the Agreements in private sessions with their independent legal counsel at which no representatives of management were present.

In considering whether to approve the renewal of the Advisory Agreement with the Adviser and any applicable Sub-Advisory Agreements with respect to a Portfolio, the Board reviewed and analyzed the factors it deemed relevant, including: (1) the nature, extent and quality of the services to be provided to the Portfolios by the Adviser and the Sub-Advisers; (2) the performance of the Portfolios as compared to a peer group and an appropriate index; (3) the Adviser’s and each of the Sub-Adviser’s personnel and operations; (4) the financial condition of the Adviser and of the Sub-Advisers; (5) the level and method of computing each Portfolio’s advisory and sub-advisory fees; (6) the profitability of the Adviser under the Advisory Agreement and of certain of the Sub-Advisers under the Sub-Advisory Agreements; (7) any “fall-out” benefits to the Adviser, the Sub-Advisers and their affiliates (i.e., ancillary benefits realized by the Adviser, the Sub-Advisers or their affiliates from the Adviser’s or Sub-Advisers’ relationship with the Trusts); (8) the anticipated effect of growth in size on Portfolio expenses; (9) fees paid to certain of the Sub-Advisers by comparable institutional and retail accounts; and (10) possible conflicts of interest.

Nature, extent and quality of services. The Board evaluated the nature, extent and quality of the services that the Adviser, and the Sub-Advisers as relevant, have provided to the Portfolios. The Board considered the Adviser’s services as investment manager to the Portfolios, including services relating to the selection and oversight of the Sub-Advisers for the applicable Portfolios. The Board considered, among other things, the Adviser’s oversight of the provision of services to the Portfolios by the Sub-Advisers, including with respect to investment activities and trading practices, and the Sub-Adviser’s compliance with fund policies, objectives and Board directives, compliance policies and procedures and applicable law. The Adviser’s services in coordinating and overseeing the activities of the Trusts’ other service providers were also considered. The Board also evaluated the expertise and performance of the personnel of the Adviser who performed services for the Portfolios throughout the year.

The Board considered information received from the Trust’s Chief Compliance Officer (“CCO”) regarding the Portfolios’ compliance policies and procedures established pursuant to Rule 38a-l under the 1940 Act. The Board also evaluated the CCO’s ongoing reports concerning the CCO’s oversight of the risk assessment processes of the Sub-Advisers.

1 The Pyramis Managed Risk Portfolio recently commenced operations and, therefore, the Agreement with respect to this Portfolio was not up for renewal.

MSF-18

Metropolitan Series Fund

Van Eck Global Natural Resources Portfolio

Board of Trustees’ Consideration of Advisory and Sub-Advisory Agreements—(Continued)

With respect to the services provided by each of the Sub-Advisers, the Board considered, among other things, information provided to the Board by each Sub-Adviser. The Board considered the Sub-Adviser’s current level of staffing and its overall resources, as well as its compensation program. The Board reviewed each Sub-Adviser’s history and investment experience, as well as information regarding the qualifications, background and responsibilities of the Sub-Adviser’s investment and compliance personnel who provide services to the Portfolios. The Board also considered, among other things, the Sub-Adviser’s compliance program and any disciplinary history. The Board also took into account the Sub-Adviser’s risk assessment and monitoring process. The Board noted each Sub-Adviser’s regulatory history, including whether it was currently involved in any regulatory actions or investigations as well as material litigation, and any settlements and amelioratory actions undertaken, as appropriate. The Board also noted that the CCO and his staff conduct regular, periodic compliance reviews with each of the Sub-Advisers and present reports to the Independent Trustees regarding the same, which includes evaluating the regulatory compliance systems of the Sub-Advisers and procedures reasonably designed by them to help assure compliance with the federal securities laws, including issues related to late trading and market timing, best execution, fair value pricing, and proxy voting procedures, among others. The Board also took into account the financial condition of each Sub-Adviser. In its review, the Board also received and took into account information regarding any services and/or payments provided to the Adviser by the Sub-Advisers in connection with marketing activities.

The Board considered each Sub-Adviser’s investment process and philosophy. The Board took into account that each Sub-Adviser’s responsibilities include the development and maintenance of an investment program for the applicable Portfolio which is consistent with the Portfolio’s investment objectives, the selection of investment securities and the placement of orders for the purchase and sale of such securities, as well as the implementation of compliance controls related to performance of these services. The Board also reviewed each Sub-Adviser’s brokerage policies and practices.

Performance. The Board considered the performance of the Portfolios as described in the quarterly reports prepared by management, and as also analyzed in reports prepared by the Independent Trustees’ independent consultant. The Board noted that the Adviser reviews with the Board on a quarterly basis detailed information about the Portfolios’ performance results, portfolio composition and investment strategies. The Board also reviewed and considered a separate report prepared by Lipper Inc. (“Lipper”), an independent third party, which provided a statistical analysis comparing the Portfolios’ investment performance, expenses, and fees to comparable funds underlying variable insurance products (the “Performance Universe”). In addition, the Independent Trustees met separately with a representative of Bobroff Consulting, Inc., an independent consultant (“Bobroff), at a special board meeting in September 2013, to review the separate reports prepared by such consultant (“Bobroff Report”), which analyzed the report prepared by Lipper. The Board also considered each Portfolio’s more recent performance subsequent to the performance period covered by the Lipper reports, and management’s discussion of the same, including the effect of current market conditions on each Portfolio’s more recent performance.

The Board reviewed the Portfolios’ performance records and the Adviser’s and Sub-Advisers’ management styles and long-term performance records with the Portfolios and comparable funds. The Board focused particular attention on Portfolios with less favorable performance records. The Board was mindful of the Adviser’s focus on each Sub-Adviser’s performance and noted that the Adviser has been active in monitoring and responding to any performance issues with respect to the Portfolios. The Board also took into account its discussions with management regarding factors that contributed to the performance of the Portfolios.

Among other data relating specifically to the Van Eck Global Natural Resources Portfolio’s performance, the Board considered that the Portfolio underperformed the median of its Performance Universe and its Lipper Index for the one- and three-year periods ended June 30, 2013. The Board also considered that the Portfolio underperformed its benchmark, the S&P North American Natural Resources Index, for the one- and three-year periods ended October 31, 2013 but outperformed its benchmark for the five-year period ended October 31, 2013.

Fees and Expenses. The Board gave consideration to the advisory fees payable under the Advisory Agreement and the sub-advisory fees payable under each of the Sub-Advisory Agreements. In this regard, the Board reviewed the advisory fees payable on a Portfolio-by-Portfolio basis based on information provided by the Adviser. The Independent Trustees, with the assistance of Bobroff, also examined the fees paid by a Portfolio in light of fees paid to other investment managers by comparable funds, as well as considered the fees charged by the Adviser to manage other comparable funds, as applicable. The Lipper report included comparisons of the Adviser’s fee schedule with that of its peers based on an asset-based analysis of relative fee structures according to the size of the Portfolio. In addition, the Board considered the Portfolios’ advisory and sub-advisory fees and total expenses as compared to similarly situated investment companies underlying variable insurance products deemed to be comparable to the Portfolios as determined by Lipper. The Board considered a Portfolio’s ranking within a smaller group of peer funds chosen by Lipper (the “Expense Group”), as well as the Portfolio’s ranking within broader groups of funds (the “Expense Universe” and the “Sub-advised Expense Universe”). The Board

MSF-19

Metropolitan Series Fund

Van Eck Global Natural Resources Portfolio

Board of Trustees’ Consideration of Advisory and Sub-Advisory Agreements—(Continued)

also considered a Portfolio’s contractual sub-advisory fees, as applicable, as compared to the Sub-advised Expense Universe as well as a smaller group of funds (the “Sub-advised Expense Group”). In comparing a Portfolio’s actual and contractual management fee to that of comparable funds, the Board noted that such fee includes both advisory and administrative fees.

The Board noted that the sub-advisory fees for the Portfolios are paid by the Adviser, not the Portfolios, out of the advisory fee. It was further noted that the Adviser negotiates such fees at arm’s length. The Board also considered that the Adviser had entered into expense limitation agreements with certain of the Portfolios, pursuant to which the Adviser has agreed to waive a portion of its advisory fee and/or reimburse certain expenses as a means of limiting a Portfolio’s total annual operating expenses. The Board further considered the amount of sub-advisory fees paid out by the Adviser and the amount of the management fees that it retained in light of the services performed by Sub-Advisers and Adviser, respectively.

With respect to the Van Eck Global Natural Resources Portfolio, the Board considered that the Portfolio’s actual management fees were below the Expense Group median and the Sub-advised Expense Universe median but above the Expense Universe median. The Board further considered that the Portfolio’s total expenses (exclusive of 12b-1 fees) were below the median of the Expense Group, the Expense Universe and the Sub-advised Expense Universe. The Board further noted that the Portfolio’s contractual management fees were below the asset-weighted average of the Expense Group at the Portfolio’s current size. The Board also noted that the Portfolio’s contractual sub-advisory fees were above the average of the Sub-advised Expense Group and the Sub-advised Expense Universe at the Portfolio’s current size. In addition, the Board noted that the Adviser had recently negotiated a reduction to the Portfolio’s sub-advisory fee schedule and that the Adviser agreed to waive a corresponding portion of its advisory fee in order for contractholders to benefit from the lower sub-advisory fee effective January 1, 2013.

Profitability. The Board examined the profitability of the Adviser on a Portfolio-by-Portfolio basis. The Board also considered that the Distributor, MetLife Investors Distribution Company, receives Rule 12b-1 payments to support the distribution of the products. The Board considered the profitability to the Sub-Advisers and their affiliates as a result of their relationships with the Portfolios, and the Board considered the ability of the Adviser to negotiate the Sub-Advisory Agreements and the fees thereunder at arm’s length. The Board also reviewed Portfolio specific data with regard to the profitability of the Portfolios to each Sub-Adviser, as available.

Economies of scale. The Board also considered the effect of the Portfolios’ growth in size on their fees. The Board noted that the fee schedules for most of the Portfolios contain breakpoints that reduce the fee rate above specified asset levels. The Board noted those Portfolios that did not contain breakpoints in the advisory fee and took into account management’s discussion of the same. The Board noted that those Portfolios with advisory fee schedules containing breakpoints generally reflect the inclusion of breakpoints in the sub-advisory fee schedule for such Portfolios. The Board considered the effective fees under the Advisory Agreement for a Portfolio as a percentage of assets at different asset levels and possible economies of scale that may be realized if the assets of the Portfolio grow. Among other data, the Board examined the effect of a Portfolio’s growth in size on various fee schedules and reviewed the Lipper and Bobroff Reports, which compared fees among peers. The Board also generally noted that if a Portfolio’s assets increase over time, the Portfolio may realize other economies of scale if assets increase proportionally more than certain other fixed expenses. In addition, the Board noted that the Adviser had taken a number of steps to date intended to share the benefits of economies of scale with contractholders.

With respect to the Van Eck Global Natural Resources Portfolio, the Board noted that the Portfolio’s advisory fee and sub-advisory fee each contains breakpoints that reduce the advisory fee rate on assets above certain specified asset levels. The Board considered the fact that the Portfolio’s fee levels decline as portfolio assets increase.

Other factors. As part of its evaluation of the Adviser’s compensation, the Board considered other benefits that may be realized by the Adviser and its affiliates from their relationship with the Trusts. Among them, the Board recognized that an affiliate of the Adviser, MetLife Investors Distribution Company, serves as the Distributor for the Trusts, and, as such, receives payments pursuant to Rule 12b-1 from the Portfolios to compensate it for providing shareholder services and selling activities, which could lead to growth in the Trusts’ assets and corresponding benefits from such growth, including economies of scale. The Board also considered that affiliates of the Adviser may benefit from certain indirect tax benefits relating to dividend received deductions and foreign tax credits. In conjunction with these considerations, the Board noted the costs of providing investment management and other services to the Portfolios and the ongoing commitment of the Adviser to the Portfolios.

The Board considered other benefits that may be realized by each Sub-Adviser and its affiliates from their relationship with the Trusts, including the opportunity to provide advisory services to additional portfolios of the Trusts and reputational benefits. In conjunction with these considerations, the Board noted the costs of providing investment advisory services to the Portfolios and the ongoing commitment of the Sub-Advisers to the Portfolios.

MSF-20

Metropolitan Series Fund

Van Eck Global Natural Resources Portfolio

Board of Trustees’ Consideration of Advisory and Sub-Advisory Agreements—(Continued)

The Board considered possible conflicts of interest in the form of material benefits or detriments to the Trusts resulting from the nature of the Trusts’ and the Adviser’s or the Sub-Advisers’ affiliations and the services that are provided to the Trusts, and the manner in which such conflicts were mitigated.

Conclusions. After full consideration of the factors discussed above, the Board, including a majority of the Independent Trustees, approved the Advisory Agreement and the Sub-Advisory Agreement, as applicable, with respect to each Portfolio, unless otherwise noted. In making its approvals, the Board concluded that the nature, extent and quality of services provided by the Adviser and each Sub-Adviser supported the renewal of the Agreements. The Board also concluded that the investment performance of each Fund was such that each Agreement should continue. In addition, the Board concluded that fees paid by a Portfolio to the Adviser and, if applicable, the Sub-Adviser appeared to be acceptable in light of nature, extent and quality of the services provided by the Adviser and Sub-Adviser. Further, the Board concluded that the Adviser’s profitability in providing services under the Advisory Agreements did not appear unreasonably high in light of the nature, extent and quality of the services provided by the Adviser. Finally, the Board concluded that the Advisory and Sub-Advisory fees in some measure share economies of scale with contractholders. In approving the renewal of each of the Agreements, the Board, including the Independent Trustees, did not identify any single factor as controlling, and generally attributed different weights to various factors for the various Portfolios. The Board evaluated all information available to them on a Portfolio-by-Portfolio basis, and their decisions were made separately with respect to each Portfolio.

MSF-21

Metropolitan Series Fund

Western Asset Management Strategic Bond Opportunities Portfolio

Managed by Western Asset Management Company

Portfolio Manager Commentary*

PERFORMANCE

For the one year period ended December 31, 2013, the Class A, B, and E shares of the Western Asset Management Strategic Bond Opportunities Portfolio returned 1.09%, 0.83%, and 0.94%, respectively. The Portfolio’s benchmark, the Barclays U.S. Aggregate Bond Index1, returned -2.02%.

MARKET ENVIRONMENT / CONDITIONS

The year began as Congress worked through the final moments of 2012 putting together an agreement to prevent a collection of tax increases and spending cuts known as the fiscal cliff. While a lackluster compromise was reached, some taxes were increased, notably payroll taxes, and the federal spending cuts proved unavoidable. Given this new set of headwinds, economic performance over the year was perhaps better than expected. Corporations continued to generate robust profits and equity markets climbed to new highs, with the S&P 500 Index gaining 32.4% on the year. Certainly the continued support of the Federal Reserve (the “Fed”) was a large help to risk markets, through its non-traditional methods of monetary accommodation. The European debt crisis also continued to ease on the back of aggressive action from the European Central Bank (the “ECB”). As a result, uncertainty among investors diminished, and as the Fed encouraged them to take risk, they did so.

The U.S. economic recovery picked up moderately over the year. The final estimate for the annualized Gross Domestic Product (“GDP”) growth rate over the third quarter (the last GDP data point released in 2013) came in at 4.1%. This compared favorably to the 0.1% growth rate from the fourth quarter of 2012, as well as to the 1.1% and 2.5% growth rates experienced in first and second quarters of 2013. At the same time, the unemployment rate notched down from 7.9% a year ago to the most recent rate of 6.7%.

The details behind the headlines are not quite as rosy, however. The drop in the unemployment rate, instead of being due to a robust and growing economy, was mostly driven by a decline in the labor force participation rate. Many discouraged workers simply gave up looking for work. This signals that the economy still has plenty of slack despite the recovery. Aggregate demand remains relatively weak. In spite of this, markets in 2013 were mostly risk-on environments. Risk sector spreads generally ended tighter. Improvement in the housing market remained a bright spot as the Case-Shiller Home Price Index (20 city composite, seasonally adjusted) improved to a year-over-year gain of 13.6%, up from a 4.3% gain a year ago. This is the index’s strongest yearly performance since February 2006.

The Fed remained extraordinarily accommodative during 2013, holding interest rates steady in a range of 0% to 0.25%. The Fed hinted several times over the year that it was considering reducing its $85 billion per month purchases of U.S. Treasuries and of agency mortgage-backed securities (“MBS”). The Fed finally announced the initial reduction at its December 2013 meeting, that asset purchases would decrease by $10 billion to a rate of $75 billion per month. Fed Chairman Ben Bernanke emphasized that this move should not be considered monetary tightening. He cited several continuing accommodations: the Fed’s continued promise of extraordinary low rates, guidance that short term rates would likely remain low even when the unemployment rate dips below 6.5%, and the fact that the Fed is still continuing to expand its balance sheet, albeit slightly less aggressively. Previous Fed guidance indicated that rates would be kept low as long as the unemployment rate remains above 6.5% and expected inflation one to two years out is below 2.5% with longer-term inflation expectations well anchored.

While interest rates rose significantly over the year, they generally drifted higher on expectations of reduced Fed purchases. Rates only moved modestly higher on the actual news of tapering. Ben Bernanke also experienced his final full year as Fed Chairman in 2013. His term was marked by aggressive Fed experimentation as the central bank attempted to add further accommodation despite a near-zero fed funds rate.

PORTFOLIO REVIEW / PERIOD END POSITIONING

The Portfolio outperformed its benchmark over 2013. Spread sectors ended the year meaningfully higher on investors’ demand for risky assets which helped drive the Portfolio’s strong performance.

An overweight exposure to high yield bonds was the single largest contributor to performance as default rates remained low and spreads tightened by 129 basis points (bps) over the year to end at 382 bps over Treasuries.

The Portfolio’s non-agency MBS allocation was also a major contributor to performance as the sector benefited from price improvement and positive carry, as well as from continued coupon and principal payments. Through the year we continued to find opportunities in non-agency MBS as improved homeowner equity positions and higher prepayment rates are expected to boost yields to the asset class.

Investment Grade credit spreads tightened by 20 bps with investors’ higher appetite for risk, and the Portfolio’s allocation to Financial and Industrial companies’ bonds aided performance.

In line with other spread sectors, commercial MBS outperformed during the year. The Portfolio’s slight underweight position relative to the benchmark in this sector mildly detracted from performance. The Portfolio’s underweight allocation to agency MBS also slightly detracted from performance as the sector outperformed U.S. Treasuries of similar interest rate risk over the year. We focused on selecting certain mortgage pools and coupon stacks which avoided exaggerated risk of government-sponsored mortgage refinancing, thus decreasing the risk of loss of interest income through prepayments.

The Portfolio’s overall tactical exposure to interest rate risk had a small positive impact on performance as rates ended the year

MSF-1

Metropolitan Series Fund

Western Asset Management Strategic Bond Opportunities Portfolio

Managed by Western Asset Management Company

Portfolio Manager Commentary*—(Continued)

significantly higher. The Portfolio held less exposure than the benchmark to medium-term interest rates over the year, contributing to outperformance as those rates rose.

At year end economic data continued to support our expectations for a mild yet ongoing economic recovery. Going into 2014, we expected continued positive domestic economic growth, and we remained overweight to certain spread sectors that have demonstrated strong fundamentals. We remained mindful of the potential negative consequences of domestically-driven events such as another debt ceiling showdown in Congress and are also cognizant of potential negative spillover effects should another crisis erupt or reignite overseas. Importantly, the Fed remains highly accommodative even though it has slightly reduced asset purchases.

Stephen A. Walsh

Carl L. Eichsteadt

Mark S. Lindbloom

Christophe Orndorff

Michael Buchanan

Keith J. Gardner

Portfolio Managers

Western Asset Management Company

* This commentary may include statements that constitute “forward-looking statements” under the U.S. securities laws. Forward-looking statements include, among other things, projections, estimates, and information about possible or future results related to the Portfolio, market or regulatory developments. The views expressed above are not guarantees of future performance or economic results and involve certain risks, uncertainties and assumptions that could cause actual outcomes and results to differ materially from the views expressed herein. The views expressed above are subject to change at any time based upon economic, market, or other conditions and the subadvisory firm undertakes no obligation to update the views expressed herein. Any discussions of specific securities should not be considered a recommendation to buy or sell those securities. The views expressed above (including any forward-looking statement) may not be relied upon as investment advice or as an indication of the Portfolio’s trading intent. Information about the Portfolio’s holdings, asset allocation or country diversification is historical and is not an indication of future Portfolio composition, which may vary. Direct investment in any index is not possible. The performance of any index mentioned in this commentary has not been adjusted for ongoing management, distribution and operating expenses, and sales charges applicable to mutual fund investments. In addition, the returns do not reflect additional fees charged by separate accounts or variable insurance contracts that an investor in the Portfolio may pay. If these additional fees were reflected, performance would have been lower.

MSF-2

Metropolitan Series Fund

Western Asset Management Strategic Bond Opportunities Portfolio

A $10,000 INVESTMENT COMPARED TO THE BARCLAYS U.S. AGGREGATE BOND INDEX

AVERAGE ANNUAL RETURNS (%) (FOR THE YEAR ENDED DECEMBER 31, 2013)

	1 Year	5 Year	10 Year
Western Asset Management Strategic Bond Opportunities Portfolio
Class A	1.09	12.26	6.15
Class B	0.83	11.99	5.87
Class E	0.94	12.08	5.98
Barclays U.S. Aggregate Bond Index	-2.02	4.44	4.55

1 Barclays U.S. Aggregate Bond Index is a broad based benchmark that measures the investment grade, U.S. dollar-denominated, fixed-rate taxable bond market, including Treasuries, government-related and corporate securities, mortgage-backed securities, asset-backed securities, and commercial mortgage-backed securities.

Portfolio performance is calculated including reinvestment of all income and capital gain distributions. Performance numbers are net of all Portfolio expenses but do not include any insurance, sales, separate account or administrative charges of variable annuity or life insurance contracts or any additional expenses that participants may bear relating to the operations of their plans. If these charges were included, the returns would be lower. The performance of any index referenced above has not been adjusted for ongoing management, distribution and operating expenses, and sales charges applicable to mutual fund investments. Direct investment in any index is not possible. The performance of Class A shares, as set forth in the line graph above, will differ from that of other classes because of the difference in expenses paid by policyholders investing in the different share classes.

This information represents past performance and is not indicative of future results. Investment return and principal value may fluctuate so that shares, upon redemption, may be worth more or less than the original cost.

PORTFOLIO COMPOSITION AS OF DECEMBER 31, 2013

Top Sectors

% of Market Value of Total Long-Term Investments
Corporate Bonds & Notes	53.4
Foreign Government	14.4
U.S. Treasury & Government Agencies	14.0
Mortgage-Backed Securities	12.7
Asset-Backed Securities	4.4
Preferred Stocks	0.8
Common Stocks	0.2
Floating Rate Loans	0.1

MSF-3

Metropolitan Series Fund

Western Asset Management Strategic Bond Opportunities Portfolio

Understanding Your Portfolio’s Expenses

Shareholder Expense Example

As a shareholder of the Portfolio, you incur ongoing costs, including management fees; distribution and service (12b-1) fees; and other Portfolio expenses. This example is intended to help you understand your ongoing costs (in dollars) (referred to as “expenses”) of investing in the Portfolio and compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period, July 1, 2013 through December 31, 2013.

Actual Expenses

The first line for each share class of the Portfolio in the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested in the particular share class of the Portfolio, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line for each share class of the Portfolio in the table below provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any fees or charges of your variable insurance product or any additional expenses that participants in certain eligible qualified plans may bear relating to the operations of their plan. Therefore, the second line for each share class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these other costs were included, your costs would have been higher.

Western Asset Management Strategic Bond Opportunities Portfolio		Annualized Expense Ratio	Beginning Account Value July 1, 2013	Ending Account Value December 31, 2013	Expenses Paid During Period** July 1, 2013 to December 31, 2013
Class A(a)	Actual	0.62%	$1,000.00	$1,022.80	$3.16
	Hypothetical*	0.62%	$1,000.00	$1,022.08	$3.16

Class B(a)	Actual	0.87%	$1,000.00	$1,021.40	$4.43
	Hypothetical*	0.87%	$1,000.00	$1,020.82	$4.43

Class E(a)	Actual	0.77%	$1,000.00	$1,021.40	$3.92
	Hypothetical*	0.77%	$1,000.00	$1,021.32	$3.92

* Hypothetical assumes a rate of return of 5% per year before expenses.

** Expenses paid are equal to the Portfolio’s annualized expense ratio for the most recent six month period, as shown above, multiplied by the average account value over the period, multiplied by the number of days (184 days) in the most recent fiscal half-year, divided by 365 (to reflect the one-half year period).

(a) The annualized expense ratio shown reflects the impact of the management fee waiver as described in Note 6 of the Notes to Financial Statements.

MSF-4

Metropolitan Series Fund

Western Asset Management Strategic Bond Opportunities Portfolio

Schedule of Investments as of December 31, 2013

Corporate Bonds & Notes—50.8% of Net Assets

Security Description	Principal Amount*	Value

Advertising—0.0%
WPP Finance UK 8.000%, 09/15/14	230,000	$241,445

Aerospace & Defense—0.0%
Boeing Capital Corp. 4.700%, 10/27/19	350,000	392,719

Aerospace/Defense—0.4%
Boeing Co. (The) 4.875%, 02/15/20	540,000	602,065
6.000%, 03/15/19	50,000	58,893
Kratos Defense & Security Solutions, Inc. 10.000%, 06/01/17 (a)	3,000,000	3,236,250
Raytheon Co. 3.125%, 10/15/20	30,000	30,034
United Technologies Corp. 4.500%, 06/01/42	360,000	349,591

		4,276,833

Agriculture—0.7%
Altria Group, Inc. 4.000%, 01/31/24	2,820,000	2,756,308
4.750%, 05/05/21	890,000	955,113
5.375%, 01/31/44	490,000	492,029
Imperial Tobacco Finance plc 2.050%, 02/11/18 (144A)	560,000	553,739
Lorillard Tobacco Co. 8.125%, 06/23/19	390,000	475,077
Philip Morris International, Inc. 2.500%, 08/22/22	440,000	401,086
2.900%, 11/15/21	640,000	610,979
Reynolds American, Inc. 3.250%, 11/01/22 (a)	270,000	248,863
6.750%, 06/15/17	325,000	372,015

		6,865,209

Airlines—0.6%
Delta Air Lines Pass-Through Trust 6.821%, 02/10/24	565,110	637,161
8.021%, 02/10/24	2,479,783	2,789,756
Northwest Airlines Pass-Through Trust 7.575%, 09/01/20	19,487	22,166
UAL Pass-Through Trust 9.750%, 07/15/18	79,065	90,925
United Airlines, Inc. 6.750%, 09/15/15 (144A)	1,964,000	2,025,375

		5,565,383

Auto Manufacturers—0.2%
Daimler Finance North America LLC 1.300%, 07/31/15 (144A)	370,000	372,171
2.625%, 09/15/16 (144A)	790,000	816,940
Ford Motor Co. 4.750%, 01/15/43	1,020,000	919,911

		2,109,022

Banks—6.7%
Bank of America Corp. 2.600%, 01/15/19	1,560,000	$1,566,886
3.875%, 03/22/17 (a)	300,000	320,195
4.100%, 07/24/23 (a)	1,730,000	1,737,340
5.420%, 03/15/17	1,530,000	1,682,064
5.650%, 05/01/18	1,970,000	2,242,390
6.500%, 08/01/16	1,900,000	2,145,267
Barclays Bank plc 6.050%, 12/04/17 (144A)	140,000	156,518
10.179%, 06/12/21 (144A)	100,000	132,178
BBVA US Senior S.A. Unipersonal
Zero Coupon, 05/16/14	970,000	977,791
4.664%, 10/09/15	1,050,000	1,103,842
BNP Paribas S.A. 2.375%, 09/14/17	310,000	316,499
CIT Group, Inc. 5.000%, 08/01/23	2,030,000	1,953,875
Citigroup, Inc. 4.050%, 07/30/22	4,180,000	4,133,422
5.125%, 05/05/14	15,000	15,219
5.350%, 05/15/23 (b)	560,000	491,680
5.500%, 10/15/14	76,000	78,823
5.500%, 09/13/25	990,000	1,042,707
5.900%, 02/15/23 (a) (b)	320,000	299,200
5.950%, 01/30/23 (a) (b)	590,000	545,957
6.000%, 08/15/17	650,000	740,844
6.010%, 01/15/15	680,000	716,069
6.375%, 08/12/14	133,000	137,472
Commonwealth Bank of Australia 1.250%, 09/18/15	470,000	475,159
3.750%, 10/15/14 (144A)	710,000	728,101
5.000%, 10/15/19 (144A)	320,000	356,682
Cooperatieve Centrale Raiffeisen-Boerenleenbank BA 4.625%, 12/01/23	1,400,000	1,409,825
5.750%, 12/01/43	1,480,000	1,568,927
11.000%, 06/30/19 (144A) (b)	415,000	549,356
Credit Agricole S.A. 8.375%, 10/13/19 (144A) (b)	890,000	1,010,150
Goldman Sachs Capital II 4.000%, 01/31/14 (a) (b)	3,490,000	2,453,470
Goldman Sachs Group, Inc. (The) 2.375%, 01/22/18	1,720,000	1,726,538
2.900%, 07/19/18	410,000	417,246
5.250%, 07/27/21	1,680,000	1,839,335
6.000%, 05/01/14	210,000	213,750
6.150%, 04/01/18	30,000	34,400
6.250%, 02/01/41	210,000	242,004
6.750%, 10/01/37	400,000	445,018
7.500%, 02/15/19	20,000	24,359
HBOS plc 6.750%, 05/21/18 (144A)	240,000	271,470
ING Bank NV 5.800%, 09/25/23 (144A)	1,510,000	1,578,847
Intesa Sanpaolo S.p.A. 3.125%, 01/15/16	1,040,000	1,059,824

See accompanying notes to financial statements.

MSF-5

Metropolitan Series Fund

Western Asset Management Strategic Bond Opportunities Portfolio

Schedule of Investments as of December 31, 2013

Corporate Bonds & Notes—(Continued)

Security Description	Principal Amount*	Value

Banks—(Continued)
JPMorgan Chase & Co. 1.100%, 10/15/15	1,490,000	$1,495,683
3.375%, 05/01/23 (a)	1,550,000	1,444,600
4.350%, 08/15/21	160,000	168,627
4.500%, 01/24/22	160,000	169,237
5.150%, 10/01/15	1,980,000	2,116,222
6.125%, 06/27/17	160,000	181,731
M&T Bank Corp. 6.875%, 06/15/16 (144A)	2,540,000	2,439,690
Morgan Stanley 0.696%, 10/18/16 (b)	360,000	357,035
4.750%, 03/22/17	140,000	152,785
5.450%, 01/09/17	530,000	587,771
5.950%, 12/28/17	430,000	491,284
Nordea Bank AB 4.875%, 05/13/21 (144A)	950,000	981,941
Royal Bank of Scotland Group plc 2.550%, 09/18/15 (a)	280,000	286,372
5.000%, 10/01/14	730,000	746,025
6.100%, 06/10/23	780,000	786,315
7.648%, 09/30/31 (a) (b)	120,000	125,400
Royal Bank of Scotland plc 7.250%, 03/10/14 (AUD)	3,350,000	3,012,609
13.125%, 03/19/22 (AUD) (b)	1,580,000	1,659,141
Santander US Debt S.A. Unipersonal 3.724%, 01/20/15 (144A)	100,000	101,993
State Street Corp. 4.956%, 03/15/18	320,000	347,168
UBS AG 2.250%, 01/28/14	250,000	250,322
3.875%, 01/15/15	390,000	403,203
Wachovia Bank N.A. 6.000%, 11/15/17	1,990,000	2,296,261
Wachovia Capital Trust III 5.570%, 01/31/14 (b)	1,321,000	1,208,715
Wells Fargo & Co.
1.500%, 01/16/18	300,000	298,062
3.450%, 02/13/23	970,000	917,072
4.480%, 01/16/24 (144A)	2,596,000	2,584,167
4.600%, 04/01/21 (a)	110,000	120,585
5.375%, 11/02/43	660,000	675,844
Wells Fargo Capital X 5.950%, 12/01/86	600,000	588,900

		65,935,459

Beverages—0.6%
Anheuser-Busch InBev Worldwide, Inc. 2.500%, 07/15/22	280,000	258,991
5.000%, 04/15/20	260,000	294,245
5.375%, 01/15/20	1,110,000	1,273,899
Diageo Finance BV 3.250%, 01/15/15 (a)	60,000	61,721
Diageo Investment Corp. 2.875%, 05/11/22	670,000	638,664

Beverages—(Continued)
Heineken NV 1.400%, 10/01/17 (144A)	260,000	255,079
Molson Coors Brewing Co. 3.500%, 05/01/22 (a)	60,000	58,909
PepsiCo, Inc. 0.700%, 08/13/15	850,000	850,899
4.000%, 03/05/42	670,000	583,455
7.900%, 11/01/18 (a)	76,000	94,999
Pernod-Ricard S.A. 2.950%, 01/15/17 (144A) (a)	270,000	278,833
4.450%, 01/15/22 (144A)	940,000	950,861

		5,600,555

Building Materials—1.1%
Building Materials Corp. of America 7.500%, 03/15/20 (144A) (a)	3,400,000	3,672,000
Cemex Finance LLC 9.375%, 10/12/22 (144A) (a)	6,470,000	7,294,925

		10,966,925

Chemicals—0.7%
Alpek S.A. de C.V. 4.500%, 11/20/22 (144A)	890,000	845,500
Braskem Finance, Ltd. 5.375%, 05/02/22 (144A) (a)	1,980,000	1,847,340
Ecolab, Inc. 4.350%, 12/08/21	180,000	186,648
LyondellBasell Industries NV 5.000%, 04/15/19	1,190,000	1,321,639
Potash Corp. of Saskatchewan, Inc. 4.875%, 03/30/20	40,000	43,277
Rain CII Carbon LLC / CII Carbon Corp. 8.250%, 01/15/21 (144A)	2,650,000	2,703,000

		6,947,404

Coal—1.2%
Arch Coal, Inc. 7.000%, 06/15/19 (a)	2,630,000	2,090,850
9.875%, 06/15/19	1,110,000	987,900
CONSOL Energy, Inc. 8.250%, 04/01/20	3,720,000	4,026,900
Natural Resource Partners L.P. 9.125%, 10/01/18 (144A)	720,000	736,200
Peabody Energy Corp. 6.500%, 09/15/20 (a)	3,990,000	4,199,475

		12,041,325

Commercial Services—0.8%
NES Rentals Holdings, Inc. 7.875%, 05/01/18 (144A)	990,000	1,041,975
Service Corp. International 7.500%, 04/01/27	350,000	369,250
7.625%, 10/01/18	125,000	143,750

See accompanying notes to financial statements.

MSF-6

Metropolitan Series Fund

Western Asset Management Strategic Bond Opportunities Portfolio

Schedule of Investments as of December 31, 2013

Corporate Bonds & Notes—(Continued)

Security Description	Principal Amount*	Value

Commercial Services—(Continued)
United Rentals North America, Inc. 8.375%, 09/15/20 (a)	2,952,000	$3,291,480
WEX, Inc. 4.750%, 02/01/23 (144A)	3,440,000	3,164,800

		8,011,255

Computers—0.0%
Compiler Finance Sub, Inc. 7.000%, 05/01/21 (144A)	200,000	198,500

Cosmetics/Personal Care—0.1%
First Quality Finance Co., Inc. 4.625%, 05/15/21 (144A)	490,000	465,500

Diversified Financial Services—2.5%
American Express Co. 6.800%, 09/01/66 (b)	1,650,000	1,758,075
American Express Credit Corp. 5.125%, 08/25/14	60,000	61,827
American Honda Finance Corp. 1.000%, 08/11/15 (144A)	700,000	702,744
Ausdrill Finance Pty, Ltd. 6.875%, 11/01/19 (144A) (a)	3,050,000	2,775,500
Ford Motor Credit Co. LLC 8.125%, 01/15/20	1,240,000	1,550,558
General Electric Capital Corp. 1.625%, 07/02/15	330,000	335,363
4.375%, 09/16/20	70,000	75,865
4.625%, 01/07/21	40,000	43,618
6.375%, 11/15/67 (b)	2,490,000	2,701,650
6.875%, 01/10/39	4,511,000	5,799,323
General Motors Financial Co., Inc. 2.750%, 05/15/16 (144A)	30,000	30,375
Hyundai Capital America 2.125%, 10/02/17 (144A)	240,000	238,359
ILFC E-Capital Trust II 6.250%, 12/21/65 (144A) (b)	330,000	311,850
International Lease Finance Corp. 6.250%, 05/15/19	1,150,000	1,244,875
6.500%, 09/01/14 (144A)	50,000	51,687
6.750%, 09/01/16 (144A)	250,000	278,750
8.250%, 12/15/20 (a)	3,150,000	3,685,500
8.750%, 03/15/17 (a)	1,550,000	1,825,125
John Deere Capital Corp. 2.250%, 04/17/19	310,000	309,338
Lehman Brothers Holdings Capital Trust VII 5.857%, 01/31/14 (c)	3,870,000	387
Lehman Brothers Holdings E-Capital Trust I 3.589%, 08/19/65 (c)	1,190,000	119
Lehman Brothers Holdings, Inc. 6.750%, 12/28/17 (c)	3,280,000	328
Merrill Lynch & Co., Inc. 6.875%, 04/25/18	280,000	331,063
SLM Corp. 8.000%, 03/25/20	150,000	169,875

Diversified Financial Services—(Continued)
TMX Finance LLC / TitleMax Finance Corp. 8.500%, 09/15/18 (144A) (a)	360,000	383,400
Vesey Street Investment Trust I 4.404%, 09/01/16 (d)	370,000	397,273

		25,062,827

Electric—2.9%
Calpine Corp. 7.500%, 02/15/21 (144A)	1,972,000	2,151,945
7.875%, 07/31/20 (144A)	1,000	1,095
7.875%, 01/15/23 (144A)	2,309,000	2,522,582
Centrais Eletricas Brasileiras S.A. 5.750%, 10/27/21 (144A) (a)	1,930,000	1,874,513
Dominion Resources, Inc. 8.875%, 01/15/19	70,000	88,943
DPL, Inc. 7.250%, 10/15/21	5,500,000	5,568,750
Duke Energy Carolinas LLC 5.300%, 02/15/40	980,000	1,064,003
Dynegy Roseton LLC / Dynegy Danskammer LLC Pass-Through Trust 7.670%, 08/11/16 (c)	500,000	0
Energy Future Intermediate Holding Co. LLC / EFIH Finance, Inc. 10.000%, 12/01/20	2,000,000	2,125,000
Exelon Corp. 5.625%, 06/15/35	375,000	371,765
FirstEnergy Corp. 4.250%, 03/15/23	1,910,000	1,780,412
7.375%, 11/15/31	4,200,000	4,563,653
Mirant Mid Atlantic Pass-Through Trust 10.060%, 12/30/28	5,056,588	5,625,454
Pacific Gas & Electric Co. 6.050%, 03/01/34	430,000	492,563
8.250%, 10/15/18	210,000	262,642

		28,493,320

Electronics—0.2%
Rexel S.A. 5.250%, 06/15/20 (144A)	2,210,000	2,221,050
Thermo Fisher Scientific, Inc. 3.600%, 08/15/21	200,000	198,209

		2,419,259

Engineering & Construction—0.4%
Empresas ICA S.A.B. de C.V. 8.375%, 07/24/17 (a)	440,000	434,500
8.900%, 02/04/21 (a)	1,250,000	1,218,750
OAS Investments GmbH 8.250%, 10/19/19 (144A)	1,930,000	1,886,575

		3,539,825

See accompanying notes to financial statements.

MSF-7

Metropolitan Series Fund

Western Asset Management Strategic Bond Opportunities Portfolio

Schedule of Investments as of December 31, 2013

Corporate Bonds & Notes—(Continued)

Security Description	Principal Amount*	Value

Environmental Control—0.0%
Waste Management, Inc. 4.600%, 03/01/21	180,000	$191,784
7.375%, 05/15/29	190,000	231,188

		422,972

Food—0.8%
Hawk Acquisition Sub, Inc. 4.250%, 10/15/20 (144A) (a)	1,060,000	1,025,550
Kraft Foods Group, Inc. 3.500%, 06/06/22	690,000	672,470
Marfrig Holding Europe B.V. 8.375%, 05/09/18 (a)	2,200,000	2,046,000
11.250%, 09/20/21 (144A) (a)	1,850,000	1,766,750
Mondelez International, Inc. 5.375%, 02/10/20	534,000	603,094
WM Wrigley Jr. Co. 2.400%, 10/21/18 (144A) (a)	220,000	218,651
2.900%, 10/21/19 (144A)	790,000	783,469
3.375%, 10/21/20 (144A) (a)	250,000	247,129

		7,363,113

Forest Products & Paper—0.7%
Appvion, Inc. 9.000%, 06/01/20 (144A) (a)	2,060,000	2,080,600
Fibria Overseas Finance, Ltd. 6.750%, 03/03/21	3,110,000	3,389,900
7.500%, 05/04/20 (a)	634,000	693,438
Resolute Forest Products, Inc. 5.875%, 05/15/23 (144A) (a)	960,000	888,000
Smurfit Kappa Treasury Funding, Ltd. 7.500%, 11/20/25	275,000	300,781

		7,352,719

Healthcare-Products—0.1%
Mallinckrodt International Finance S.A. 4.750%, 04/15/23 (144A)	880,000	812,185
Medtronic, Inc. 3.125%, 03/15/22 (a)	60,000	58,299
4.450%, 03/15/20	340,000	372,612

		1,243,096

Healthcare-Services—1.6%
Fresenius Medical Care U.S. Finance, Inc. 6.500%, 09/15/18 (144A) (a)	3,709,000	4,191,170
HCA Holdings, Inc. 6.250%, 02/15/21 (a)	1,300,000	1,360,125
HCA, Inc. 5.750%, 03/15/14	90,000	90,810
6.375%, 01/15/15	1,500,000	1,575,000
Humana, Inc. 3.150%, 12/01/22 (a)	190,000	175,885
7.200%, 06/15/18	320,000	378,576
Radnet Management, Inc. 10.375%, 04/01/18 (a)	1,630,000	1,625,925

Healthcare-Services—(Continued)
Roche Holdings, Inc. 6.000%, 03/01/19 (144A)	428,000	500,860
Tenet Healthcare Corp. 6.000%, 10/01/20 (144A)	1,130,000	1,179,437
8.125%, 04/01/22	360,000	387,900
UnitedHealth Group, Inc. 5.700%, 10/15/40	10,000	10,956
5.800%, 03/15/36	10,000	11,001
6.000%, 02/15/18	900,000	1,039,783
WellCare Health Plans, Inc. 5.750%, 11/15/20	1,330,000	1,359,925
WellPoint, Inc. 1.250%, 09/10/15	160,000	161,112
3.125%, 05/15/22	400,000	375,152
3.700%, 08/15/21	340,000	338,744
5.875%, 06/15/17	120,000	135,350
7.000%, 02/15/19	510,000	605,113

		15,502,824

Holding Companies-Diversified—0.6%
DH Services Luxembourg S.a.r.l. 7.750%, 12/15/20 (144A)	5,670,000	6,024,375

Home Builders—0.8%
Taylor Morrison Communities, Inc. 7.750%, 04/15/20 (144A)	4,432,000	4,875,200
William Lyon Homes, Inc. 8.500%, 11/15/20	2,430,000	2,630,475

		7,505,675

Household Products/Wares—0.2%
Reynolds Group Issuer, Inc. / Reynolds Group Issuer LLC / Reynolds Group Issuer Lu 6.875%, 02/15/21	480,000	517,200
9.000%, 04/15/19 (a)	1,710,000	1,833,975

		2,351,175

Insurance—0.2%
American International Group, Inc. 6.250%, 03/15/87	620,000	620,000
ING U.S., Inc. 2.900%, 02/15/18	300,000	306,836
Teachers Insurance & Annuity Association of America 6.850%, 12/16/39 (144A)	700,000	864,072

		1,790,908

Internet—0.4%
Cogent Communications Group, Inc. 8.375%, 02/15/18 (144A)	3,480,000	3,775,800

Iron/Steel—0.7%
ArcelorMittal 5.000%, 02/25/17	380,000	407,550

See accompanying notes to financial statements.

MSF-8

Metropolitan Series Fund

Western Asset Management Strategic Bond Opportunities Portfolio

Schedule of Investments as of December 31, 2013

Corporate Bonds & Notes—(Continued)

Security Description	Principal Amount*	Value

Iron/Steel—(Continued)
Cliffs Natural Resources, Inc. 3.950%, 01/15/18 (a)	1,480,000	$1,494,497
4.800%, 10/01/20 (a)	520,000	516,836
4.875%, 04/01/21 (a)	100,000	97,253
Steel Dynamics, Inc. 7.625%, 03/15/20	3,710,000	4,025,350

		6,541,486

Lodging—0.4%
Caesars Entertainment Operating Co., Inc. 8.500%, 02/15/20	320,000	308,000
11.250%, 06/01/17	2,000,000	2,035,000
Hilton Worldwide Finance LLC / Hilton Worldwide Finance Corp. 5.625%, 10/15/21 (144A)	1,800,000	1,867,500

		4,210,500

Media—2.7%
21st Century Fox America, Inc. 6.200%, 12/15/34	10,000	11,070
6.650%, 11/15/37	70,000	81,708
CCO Holdings LLC / CCO Holdings Capital Corp. 6.500%, 04/30/21 (a)	2,000,000	2,055,000
7.000%, 01/15/19 (a)	90,000	94,838
Comcast Cable Communications Holdings, Inc. 9.455%, 11/15/22	230,000	318,567
Comcast Cable Communications LLC 8.875%, 05/01/17	420,000	515,759
Comcast Corp. 5.650%, 06/15/35	10,000	10,651
5.875%, 02/15/18	150,000	172,049
6.500%, 01/15/15	460,000	487,748
CSC Holdings LLC 6.750%, 11/15/21	2,420,000	2,607,550
DISH DBS Corp. 5.000%, 03/15/23 (a)	50,000	46,625
6.625%, 10/01/14	90,000	93,600
6.750%, 06/01/21	115,000	121,900
7.875%, 09/01/19	2,075,000	2,375,875
Gannett Co., Inc. 6.375%, 10/15/23 (144A)	940,000	972,900
Nara Cable Funding, Ltd. 8.875%, 12/01/18 (144A)	4,260,000	4,579,500
NBCUniversal Enterprise, Inc. 1.974%, 04/15/19 (144A)	1,950,000	1,907,449
Time Warner Cable, Inc. 4.125%, 02/15/21	10,000	9,478
5.500%, 09/01/41	330,000	273,443
5.875%, 11/15/40	10,000	8,650
6.750%, 06/15/39	170,000	160,089
8.250%, 04/01/19	850,000	995,779
8.750%, 02/14/19	80,000	95,427
Time Warner, Inc. 7.700%, 05/01/32	800,000	1,027,177

Media—(Continued)
UBM plc 5.750%, 11/03/20 (144A)	50,000	51,981
Unitymedia Hessen GmbH & Co. KG / Unitymedia NRW GmbH 5.500%, 01/15/23 (144A)	3,000,000	2,910,000
Univision Communications, Inc. 6.875%, 05/15/19 (144A)	1,000,000	1,068,750
7.875%, 11/01/20 (144A)	2,700,000	2,966,625
Viacom, Inc. 4.250%, 09/01/23	970,000	967,982

		26,988,170

Mining—2.8%
AngloGold Ashanti Holdings plc 8.500%, 07/30/20 (a)	1,720,000	1,776,072
Barminco Finance Pty, Ltd. 9.000%, 06/01/18 (144A) (a)	630,000	579,600
Barrick Gold Corp. 3.850%, 04/01/22	280,000	252,176
4.100%, 05/01/23	1,430,000	1,292,564
6.950%, 04/01/19	380,000	438,626
Barrick North America Finance LLC 4.400%, 05/30/21	510,000	491,051
BHP Billiton Finance USA, Ltd. 3.250%, 11/21/21	590,000	586,504
5.000%, 09/30/43	750,000	762,556
FMG Resources (August 2006) Pty, Ltd. 6.375%, 02/01/16 (144A) (a)	4,280,000	4,429,800
Freeport-McMoRan Copper & Gold, Inc. 3.100%, 03/15/20	930,000	903,525
3.550%, 03/01/22	515,000	489,456
Midwest Vanadium Pty, Ltd. 11.500%, 02/15/18 (144A) (e)	1,000,000	830,000
Mirabela Nickel, Ltd. 3.500%, 03/28/14 (144A) (f)	555,333	555,333
8.750%, 04/15/18 (144A) (a) (c)	270,000	67,500
Molycorp, Inc. 10.000%, 06/01/20 (a)	2,180,000	2,163,650
Rio Tinto Finance USA plc 2.250%, 12/14/18	240,000	238,816
Rio Tinto Finance USA, Ltd. 1.875%, 11/02/15	10,000	10,198
2.500%, 05/20/16 (a)	70,000	72,188
3.500%, 11/02/20 (a)	100,000	102,097
4.125%, 05/20/21 (a)	130,000	134,848
6.500%, 07/15/18	230,000	271,509
9.000%, 05/01/19	620,000	809,486
St Barbara, Ltd. 8.875%, 04/15/18 (144A)	980,000	806,050
Thompson Creek Metals Co., Inc. 9.750%, 12/01/17 (a)	2,780,000	3,058,000
Vedanta Resources plc 6.750%, 06/07/16 (144A) (a)	2,960,000	3,067,300
8.250%, 06/07/21 (a)	1,120,000	1,124,200
8.750%, 01/15/14 (144A) (a)	410,000	410,000

See accompanying notes to financial statements.

MSF-9

Metropolitan Series Fund

Western Asset Management Strategic Bond Opportunities Portfolio

Schedule of Investments as of December 31, 2013

Corporate Bonds & Notes—(Continued)

Security Description	Principal Amount*	Value

Mining—(Continued)
Xstrata Finance Canada, Ltd. 2.050%, 10/23/15 (144A)	1,440,000	$1,458,327
2.700%, 10/25/17 (144A)	720,000	728,173

		27,909,605

Miscellaneous Manufacturing—0.3%
Eaton Corp. 2.750%, 11/02/22	3,510,000	3,274,332

Oil & Gas—7.2%
Anadarko Finance Co. 7.500%, 05/01/31 (a)	80,000	97,265
Anadarko Petroleum Corp. 6.375%, 09/15/17	1,530,000	1,756,546
Apache Corp. 3.250%, 04/15/22 (a)	774,000	762,587
BP Capital Markets plc 3.245%, 05/06/22	800,000	775,410
3.561%, 11/01/21	100,000	100,781
Calumet Specialty Products Partners L.P. / Calumet Finance Corp. 7.625%, 01/15/22 (144A)	1,860,000	1,878,600
Chesapeake Energy Corp. 5.750%, 03/15/23 (a)	3,300,000	3,399,000
6.875%, 11/15/20	760,000	858,800
Concho Resources, Inc. 5.500%, 10/01/22	220,000	227,150
6.500%, 01/15/22 (a)	1,400,000	1,515,500
ConocoPhillips Holding Co. 6.950%, 04/15/29 (a)	495,000	626,362
Continental Resources, Inc. 4.500%, 04/15/23	580,000	587,975
7.125%, 04/01/21	1,090,000	1,235,787
Devon Energy Corp. 3.250%, 05/15/22	280,000	266,994
Devon Financing Corp. LLC 7.875%, 09/30/31	140,000	180,068
Ecopetrol S.A. 5.875%, 09/18/23	441,000	465,255
Halcon Resources Corp. 8.875%, 05/15/21	4,240,000	4,282,400
Hercules Offshore, Inc. 7.125%, 04/01/17 (144A)	3,000,000	3,191,250
8.750%, 07/15/21 (144A) (a)	770,000	858,550
Hess Corp. 7.875%, 10/01/29	150,000	191,158
8.125%, 02/15/19	90,000	111,790
Kerr-McGee Corp. 6.950%, 07/01/24	360,000	418,198
7.875%, 09/15/31	405,000	506,793
Kodiak Oil & Gas Corp. 8.125%, 12/01/19	3,250,000	3,607,500
Magnum Hunter Resources Corp. 9.750%, 05/15/20	3,200,000	3,456,000

Oil & Gas—(Continued)
MEG Energy Corp. 6.375%, 01/30/23 (144A)	3,600,000	3,622,500
6.500%, 03/15/21 (144A) (a)	290,000	305,225
Murphy Oil USA, Inc. 6.000%, 08/15/23 (144A)	660,000	663,300
Occidental Petroleum Corp. 2.700%, 02/15/23 (a)	520,000	476,044
3.125%, 02/15/22	310,000	301,931
Pacific Drilling V, Ltd. 7.250%, 12/01/17 (144A)	1,760,000	1,900,800
Pacific Rubiales Energy Corp. 5.375%, 01/26/19 (144A)	1,660,000	1,672,450
Parker Drilling Co. 9.125%, 04/01/18	3,650,000	3,869,000
Petrobras International Finance Co. 5.375%, 01/27/21	6,020,000	5,974,176
5.750%, 01/20/20 (a)	513,000	527,846
Plains Exploration & Production Co. 6.500%, 11/15/20	250,000	276,095
8.625%, 10/15/19	205,000	224,939
QEP Resources, Inc. 5.250%, 05/01/23	2,650,000	2,484,375
6.875%, 03/01/21	2,130,000	2,284,425
Quicksilver Resources, Inc. 11.000%, 07/01/21 (144A) (a)	1,320,000	1,432,200
Range Resources Corp. 5.000%, 08/15/22	870,000	854,775
5.750%, 06/01/21 (a)	570,000	604,200
8.000%, 05/15/19	2,830,000	3,017,487
Reliance Holdings USA, Inc. 5.400%, 02/14/22	1,860,000	1,881,096
Samson Investment Co. 10.500%, 02/15/20 (144A) (a)	3,750,000	4,087,500
Sanchez Energy Corp. 7.750%, 06/15/21 (144A)	1,650,000	1,687,125
SandRidge Energy, Inc. 7.500%, 02/15/23	200,000	203,000
Sinopec Group Overseas Development 2012, Ltd. 2.750%, 05/17/17 (144A)	690,000	705,513
Transocean, Inc. 5.050%, 12/15/16	290,000	320,355
6.375%, 12/15/21	430,000	483,197

		71,217,273

Oil & Gas Services—1.0%
Baker Hughes, Inc. 3.200%, 08/15/21 (a)	480,000	476,595
CGG S.A. 6.500%, 06/01/21 (a)	2,840,000	2,911,000
7.750%, 05/15/17	555,000	571,650
Exterran Holdings, Inc. 7.250%, 12/01/18	2,020,000	2,133,625
Hiland Partners L.P. / Hiland Partner Finance Corp. 7.250%, 10/01/20 (144A)	520,000	557,700

See accompanying notes to financial statements.

MSF-10

Metropolitan Series Fund

Western Asset Management Strategic Bond Opportunities Portfolio

Schedule of Investments as of December 31, 2013

Corporate Bonds & Notes—(Continued)

Security Description	Principal Amount*	Value

Oil & Gas Services—(Continued)
Key Energy Services, Inc. 6.750%, 03/01/21	2,150,000	$2,203,750
SESI LLC 7.125%, 12/15/21	1,050,000	1,170,750

		10,025,070

Packaging & Containers—0.9%
Ardagh Packaging Finance plc 9.125%, 10/15/20 (144A)	4,660,000	5,102,700
Ardagh Packaging Finance plc / Ardagh MP Holdings USA, Inc. 9.125%, 10/15/20 (144A) (a)	540,000	588,600
Ball Corp. 4.000%, 11/15/23 (a)	770,000	689,150
5.000%, 03/15/22	30,000	29,700
5.750%, 05/15/21	930,000	978,825
Graphic Packaging International, Inc. 4.750%, 04/15/21	360,000	356,400
Pactiv LLC 8.375%, 04/15/27 (a)	1,050,000	976,500
Rock Tenn Co. 3.500%, 03/01/20	230,000	226,224
4.000%, 03/01/23	360,000	343,833

		9,291,932

Pharmaceuticals—0.9%
AbbVie, Inc. 1.750%, 11/06/17	970,000	968,338
2.900%, 11/06/22	590,000	551,447
Express Scripts Holding Co. 3.500%, 11/15/16	1,410,000	1,490,675
Forest Laboratories, Inc. 5.000%, 12/15/21 (144A)	1,390,000	1,395,213
GlaxoSmithKline Capital plc 2.850%, 05/08/22	590,000	556,456
Lantheus Medical Imaging, Inc. 9.750%, 05/15/17 (a)	1,510,000	1,343,900
Pfizer, Inc. 6.200%, 03/15/19	400,000	474,172
Teva Pharmaceutical Finance Co. B.V. 3.650%, 11/10/21	50,000	49,041
Teva Pharmaceutical Finance IV B.V. 3.650%, 11/10/21	70,000	68,657
Valeant Pharmaceuticals International, Inc. 5.625%, 12/01/21 (144A) (a)	970,000	974,850
Wyeth LLC 5.950%, 04/01/37	290,000	336,167
Zoetis, Inc. 3.250%, 02/01/23	240,000	224,561

		8,433,477

Pipelines—2.3%
Access Midstream Partners L.P. / ACMP Finance Corp.
4.875%, 05/15/23	3,400,000	3,281,000

Pipelines—(Continued)
Atlas Pipeline Partners, L.P. 5.875%, 08/01/23 (144A)	3,290,000	3,133,725
El Paso LLC 7.800%, 08/01/31	67,000	67,989
El Paso Natural Gas Co. LLC 8.375%, 06/15/32	190,000	243,825
Enterprise Products Operating LLC 5.700%, 02/15/42	200,000	210,861
9.750%, 01/31/14	1,010,000	1,017,065
Kinder Morgan, Inc. 5.625%, 11/15/23 (144A)	3,180,000	3,078,994
MarkWest Energy Partners L.P. / MarkWest Energy Finance Corp.
4.500%, 07/15/23 (a)	2,070,000	1,940,625
5.500%, 02/15/23	1,350,000	1,360,125
6.250%, 06/15/22	970,000	1,025,775
6.500%, 08/15/21 (a)	910,000	978,250
Regency Energy Partners L.P. 6.500%, 07/15/21	950,000	1,007,000
Rockies Express Pipeline LLC 6.000%, 01/15/19 (144A)	3,260,000	3,015,500
Southern Natural Gas Co. LLC 5.900%, 04/01/17 (144A)	10,000	11,207
8.000%, 03/01/32	25,000	31,967
Targa Resources Partners L.P. / Targa Resources Partners Finance Corp.
4.250%, 11/15/23 (144A)	1,580,000	1,414,100
Williams Cos., Inc. (The) 7.500%, 01/15/31	45,000	47,563
7.750%, 06/15/31	14,000	15,011
7.875%, 09/01/21	436,000	502,756
8.750%, 03/15/32	255,000	297,716

		22,681,054

Real Estate—0.2%
Country Garden Holdings Co., Ltd. 11.125%, 02/23/18	324,000	359,640
Howard Hughes Corp. 6.875%, 10/01/21 (144A)	1,350,000	1,404,000

		1,763,640

Retail—0.9%
Arcos Dorados Holdings, Inc. 6.625%, 09/27/23 (144A) (a)	1,030,000	1,045,965
CST Brands, Inc. 5.000%, 05/01/23 (a)	340,000	328,100
CVS Caremark Corp. 2.750%, 12/01/22	530,000	489,176
CVS Pass-Through Trust 6.943%, 01/10/30	747,374	856,566
Dufry Finance SCA 5.500%, 10/15/20 (144A)	4,130,000	4,233,250
Limited Brands, Inc. 6.950%, 03/01/33 (a)	60,000	59,100

See accompanying notes to financial statements.

MSF-11

Metropolitan Series Fund

Western Asset Management Strategic Bond Opportunities Portfolio

Schedule of Investments as of December 31, 2013

Corporate Bonds & Notes—(Continued)

Security Description	Principal Amount*	Value

Retail—(Continued)
Neiman Marcus Group Ltd., Inc. 8.000%, 10/15/21 (144A)	470,000	$491,150
8.750%, 10/15/21 (144A) (a) (f)	1,250,000	1,309,375

		8,812,682

Semiconductors—0.1%
Magnachip Semiconductor Corp. 6.625%, 07/15/21 (a)	530,000	539,275

Software—0.3%
Activision Blizzard, Inc. 5.625%, 09/15/21 (144A)	680,000	703,800
6.125%, 09/15/23 (144A)	580,000	604,650
First Data Corp. 7.375%, 06/15/19 (144A)	1,070,000	1,142,225

		2,450,675

Telecommunications—4.8%
AT&T, Inc. 4.350%, 06/15/45	1,480,000	1,252,956
4.450%, 05/15/21	300,000	315,849
5.500%, 02/01/18	170,000	191,366
Cellco Partnership / Verizon Wireless Capital LLC 8.500%, 11/15/18	630,000	797,664
CenturyLink, Inc. 6.750%, 12/01/23	760,000	769,500
Hughes Satellite Systems Corp. 7.625%, 06/15/21 (a)	1,500,000	1,672,500
Inmarsat Finance plc 7.375%, 12/01/17 (144A) (a)	760,000	790,400
Intelsat Jackson Holdings S.A. 5.500%, 08/01/23 (144A)	3,160,000	3,005,950
7.500%, 04/01/21 (a)	2,673,000	2,946,982
Level 3 Financing, Inc. 6.125%, 01/15/21 (144A)	1,380,000	1,393,800
Rogers Communications, Inc. 6.800%, 08/15/18	280,000	333,714
SoftBank Corp. 4.500%, 04/15/20 (144A) (a)	1,360,000	1,326,000
Sprint Capital Corp. 6.875%, 11/15/28	5,290,000	4,985,825
8.750%, 03/15/32	2,520,000	2,702,700
Sprint Corp. 7.875%, 09/15/23 (144A)	3,160,000	3,397,000
T-Mobile USA, Inc. 6.125%, 01/15/22	880,000	895,400
Telecom Italia Capital S.A. 7.175%, 06/18/19	40,000	44,900
Telefonica Emisiones S.A.U. 5.134%, 04/27/20	140,000	148,730
5.462%, 02/16/21	140,000	147,720
5.877%, 07/15/19	140,000	156,114
6.221%, 07/03/17	40,000	45,093
tw telecom holdings, Inc. 6.375%, 09/01/23 (144A) (a)	1,240,000	1,289,600

Telecommunications—(Continued)
UPC Holding B.V. 9.875%, 04/15/18 (144A)	395,000	423,638
UPCB Finance III, Ltd. 6.625%, 07/01/20 (144A)	700,000	743,750
Verizon Communications, Inc. 2.450%, 11/01/22 (a)	390,000	345,246
4.500%, 09/15/20	760,000	813,630
5.150%, 09/15/23	4,960,000	5,325,512
6.350%, 04/01/19 (a)	980,000	1,151,882
6.400%, 09/15/33	3,970,000	4,565,980
Wind Acquisition Holdings Finance S.A. 12.250%, 07/15/17 (144A) (a) (f)	3,378,754	3,365,286
Windstream Corp. 7.500%, 04/01/23 (a)	2,000,000	2,010,000

		47,354,687

Transportation—0.8%
CMA CGM S.A. 8.500%, 04/15/17 (144A) (a)	1,500,000	1,462,500
Florida East Coast Railway Corp. 8.125%, 02/01/17	2,000,000	2,087,500
Gulfmark Offshore, Inc. 6.375%, 03/15/22	2,080,000	2,095,600
Navios Maritime Acquisition Corp. 8.125%, 11/15/21 (144A)	900,000	918,000
Watco Cos. LLC / Watco Finance Corp. 6.375%, 04/01/23 (144A)	1,280,000	1,267,200

		7,830,800

Total Corporate Bonds & Notes (Cost $506,635,715)		501,790,080

Foreign Government—13.7%

Regional Government—0.2%
Japan Finance Organization for Municipalities 4.000%, 01/13/21	1,900,000	2,026,597

Sovereign—13.5%
Argentina Boden Bond 7.000%, 10/03/15	6,920,000	6,766,991
Brazil Notas do Tesouro Nacional 10.000%, 01/01/17 (BRL)	18,099,000	7,252,020
10.000%, 01/01/21 (BRL)	53,647,000	19,765,153
Hungary Government International Bond 5.750%, 11/22/23	2,180,000	2,190,900
Indonesia Government International Bond 3.750%, 04/25/22 (144A)	280,000	252,350
3.750%, 04/25/22	430,000	387,537
4.875%, 05/05/21	400,000	396,000
5.875%, 03/13/20	300,000	317,100
Japan Bank for International Cooperation 2.875%, 02/02/15	1,580,000	1,621,731
Mexican Bonos 6.500%, 06/09/22 (MXN)	540,143,700	41,821,267
8.000%, 06/11/20 (MXN)	90,954,000	7,783,208

See accompanying notes to financial statements.

MSF-12

Metropolitan Series Fund

Western Asset Management Strategic Bond Opportunities Portfolio

Schedule of Investments as of December 31, 2013

Foreign Government—(Continued)

Security Description	Principal Amount*	Value

Sovereign—(Continued)
Russian Federal Bonds 7.000%, 01/25/23 (RUB)	286,110,000	$8,389,927
7.600%, 07/20/22 (RUB)	489,000,000	14,926,788
Russian Foreign Bond - Eurobond 7.500%, 03/31/30 (d)	2,064,205	2,405,212
South Africa Government International Bond 5.875%, 09/16/25 (a)	2,310,000	2,402,400
Turkey Government International Bond 6.250%, 09/26/22	4,810,000	4,995,185
Venezuela Government International Bond 7.750%, 10/13/19	15,230,000	11,346,350

		133,020,119

Total Foreign Government (Cost $151,524,113)		135,046,716

U.S. Treasury & Government Agencies—13.4%

Agency Sponsored Mortgage-Backed—10.4%
Fannie Mae 15 Yr. Pool 3.500%, TBA (g)	8,400,000	8,784,235
5.500%, 12/01/16	9,633	10,232
6.500%, 03/01/16	688	710
6.500%, 09/01/16	8,383	8,699
6.500%, 12/01/16	10,647	11,133
6.500%, 01/01/17	6,969	7,342
Fannie Mae 20 Yr. Pool 4.500%, 04/01/31	319,834	343,766
4.500%, 05/01/31	918,593	987,485
4.500%, 06/01/31	324,515	348,836
8.500%, 08/01/19	18,562	20,277
Fannie Mae 30 Yr. Pool
2.500%, 10/01/42	1,132,758	1,026,600
3.500%, TBA (g)	1,500,000	1,490,039
4.000%, TBA (g)	14,400,000	14,823,000
4.500%, 10/01/41	1,448,933	1,535,510
4.500%, TBA (g)	4,600,000	4,874,023
5.000%, 01/01/39	29,427	32,122
5.000%, 08/01/39	73,958	80,328
5.000%, 11/01/39	18,033	19,743
5.000%, 12/01/39	49,298	53,885
5.000%, 05/01/40	111,024	121,374
5.000%, 07/01/40	83,279	91,094
5.000%, 11/01/40	2,450,371	2,681,772
5.000%, 01/01/41	77,758	84,998
5.000%, 02/01/41	127,368	139,248
5.000%, 04/01/41	257,133	281,255
5.000%, 05/01/41	5,350,712	5,854,578
5.000%, 06/01/41	493,049	539,363
6.000%, 04/01/32	87,552	97,327
6.500%, 08/01/31	1,443	1,603
6.500%, 10/01/31	2,186	2,434
6.500%, 03/01/32	27,308	30,366
6.500%, 06/01/37	67,416	75,089
7.000%, 05/01/26	1,945	2,167

Agency Sponsored Mortgage-Backed—(Continued)
Fannie Mae 30 Yr. Pool
7.000%, 07/01/30	308	320
7.000%, 12/01/30	396	405
7.000%, 01/01/31	497	559
7.000%, 09/01/31	7,485	8,441
7.000%, 10/01/31	4,506	5,105
7.000%, 11/01/31	57,469	65,033
7.000%, 01/01/32	13,811	15,027
7.000%, 02/01/32	7,810	8,782
7.500%, 12/01/29	546	563
7.500%, 02/01/30	382	391
7.500%, 06/01/30	848	854
7.500%, 08/01/30	99	102
7.500%, 09/01/30	1,526	1,816
7.500%, 11/01/30	11,537	12,467
7.500%, 02/01/31	6,394	6,793
7.500%, 07/01/31	30,826	33,755
8.000%, 08/01/27	1,617	1,842
8.000%, 07/01/30	1,325	1,522
8.000%, 09/01/30	849	955
8.000%, 01/01/31	43,399	48,902
Fannie Mae Pool 3.500%, 08/01/42	1,427,438	1,400,827
3.500%, 12/01/42	765,306	753,904
3.500%, 05/01/43	195,938	193,017
4.000%, 10/01/42	382,381	390,124
5.000%, 05/01/40	97,832	106,999
Fannie Mae REMICS (CMO) Zero Coupon, 03/25/42 (h)	322,669	288,462
0.515%, 05/25/34 (b)	294,587	294,096
6.365%, 12/25/40 (b) (i)	2,179,728	244,457
6.365%, 01/25/41 (b) (i)	2,963,910	439,993
6.385%, 10/25/41 (b) (i)	4,126,082	596,826
6.435%, 04/25/42 (b) (i)	2,388,093	415,967
6.515%, 07/25/41 (b) (i)	949,644	125,770
9.750%, 11/25/18	551,708	625,905
9.750%, 08/25/19	188,452	213,570
10.400%, 04/25/19	4	4
Freddie Mac 15 Yr. Gold Pool 7.000%, 02/01/15	1,970	1,975
7.000%, 05/01/16	10,093	10,476
Freddie Mac 30 Yr. Gold Pool
3.500%, TBA (g)	7,900,000	7,838,281
5.000%, 12/01/34	25,201	27,279
5.000%, 11/01/41	1,762,719	1,908,249
6.000%, 12/01/36	2,719	3,000
6.000%, 02/01/37	97,898	107,947
6.500%, 09/01/31	78,478	87,448
7.000%, 03/01/39	406,338	446,885
Freddie Mac 30 Yr. Pool
7.000%, 07/01/31	2,471	2,793
Freddie Mac ARM Non-Gold Pool
1.945%, 02/01/37 (b)	27,636	29,013
1.945%, 04/01/37 (b)	64,188	68,193
1.949%, 03/01/37 (b)	123,428	130,932
2.171%, 05/01/37 (b)	71,977	76,416

See accompanying notes to financial statements.

MSF-13

Metropolitan Series Fund

Western Asset Management Strategic Bond Opportunities Portfolio

Schedule of Investments as of December 31, 2013

U.S. Treasury & Government Agencies—(Continued)

Security Description	Principal Amount*	Value

Agency Sponsored Mortgage-Backed—(Continued)
Freddie Mac ARM Non-Gold Pool
2.495%, 05/01/37 (b)	85,349	$89,911
2.508%, 01/01/38 (b)	40,856	43,564
2.695%, 02/01/36 (b)	71,847	76,824
Freddie Mac Gold Pool
3.500%, 04/01/43	293,694	289,529
4.000%, 10/01/42	2,284,240	2,328,318
Freddie Mac Multifamily Structured Pass-Through Certificates
1.039%, 01/25/20 (b) (i)	210,512	10,643
1.217%, 04/25/20 (b) (i)	494,642	28,056
1.446%, 12/25/21 (b) (i)	2,297,980	199,614
1.490%, 08/25/20 (b) (i)	285,928	20,850
1.512%, 06/25/22 (b) (i)	5,320,097	522,205
1.575%, 10/25/21 (b) (i)	6,383,525	609,607
1.665%, 06/25/20 (b) (i)	481,219	38,520
1.666%, 07/25/21 (b) (i)	4,349,383	426,909
2.083%, 05/25/18 (b) (i)	6,586,254	522,362
Freddie Mac REMICS (CMO)
0.517%, 04/15/33 (b)	74,011	74,028
11.565%, 06/15/21 (i)	13	246
Ginnie Mae I 30 Yr. Pool
3.500%, TBA (g)	2,100,000	2,116,488
5.000%, 01/15/40	352,245	388,655
6.000%, 07/15/38	38,903	43,229
6.500%, 09/15/28	2,411	2,691
6.500%, 10/15/28	1,613	1,800
6.500%, 01/15/29	19,680	21,950
6.500%, 02/15/29	39,775	44,391
6.500%, 06/15/29	7,976	8,897
6.500%, 10/15/30	2,231	2,488
6.500%, 02/15/31	3,215	3,588
7.000%, 06/15/28	24,439	27,361
7.000%, 07/15/29	1,427	1,602
Ginnie Mae II 30 Yr. Pool
3.500%, TBA (g)	9,500,000	9,583,496
4.500%, 01/20/40	52,006	55,778
4.500%, 05/20/40	53,877	57,760
4.500%, 07/20/40	3,067,053	3,288,876
4.500%, 03/20/41	53,083	56,989
5.000%, 07/20/40	1,697,630	1,856,519
5.000%, 08/20/40	856,914	943,812
5.000%, 09/20/40	93,724	102,644
5.000%, 11/20/40	46,042	50,172
6.000%, 12/20/36	23,764	26,769
6.000%, 09/20/39	595,180	664,705
6.000%, 09/20/40	33,345	37,143
6.000%, 11/20/40	535,481	598,388
6.000%, 09/20/41	109,132	123,026
Ginnie Mae II ARM Pool
1.540%, 01/20/60 (b)	985,032	1,004,815
1.910%, 05/20/60 (b)	921,969	950,231
Government National Mortgage Association (CMO)
0.499%, 10/20/60 (b)	4,315,313	4,263,909
0.619%, 02/20/61 (b)	308,948	305,135

Agency Sponsored Mortgage-Backed—(Continued)
Government National Mortgage Association (CMO)
0.669%, 01/20/61 (b)	663,567	660,746
0.669%, 03/20/61 (b)	262,244	261,092
1.164%, 05/20/60 (b)	1,880,419	1,906,098
1.317%, 11/20/59 (b)	6,017,908	6,131,171
6.333%, 03/20/39 (b) (i)	488,077	78,933
6.483%, 01/20/40 (b) (i)	1,914,010	329,081

		102,784,689

Federal Agencies—1.6%
Farmer Mac Guaranteed Notes Trust
5.125%, 04/19/17 (144A)	4,100,000	4,635,968
Federal Home Loan Bank
5.500%, 07/15/36	1,990,000	2,302,106
Federal National Mortgage Association
Zero Coupon, 10/09/19	1,670,000	1,419,986
6.250%, 05/15/29	1,890,000	2,369,385
Tennessee Valley Authority
3.875%, 02/15/21	150,000	158,390
4.625%, 09/15/60	1,260,000	1,126,981
5.250%, 09/15/39	750,000	800,486
5.980%, 04/01/36	2,490,000	2,910,939

		15,724,241

U.S. Treasury—1.4%
U.S. Treasury Bonds
2.750%, 08/15/42	12,890,000	10,213,314
2.875%, 05/15/43	5,000	4,052
3.625%, 08/15/43	130,000	122,769
U.S. Treasury Notes
0.250%, 06/30/14 (a)	10,000	10,008
0.250%, 10/31/15	70,000	69,902
0.375%, 11/15/15 (a)	270,000	270,158
1.250%, 11/30/18 (a)	930,000	910,093
1.375%, 06/30/18	540,000	535,908
1.375%, 09/30/18 (a)	20,000	19,756
2.000%, 09/30/20 (a)	390,000	381,225
2.750%, 11/15/23 (a)	930,000	909,801

		13,446,986

Total U.S. Treasury & Government Agencies (Cost $131,210,808)		131,955,916

Mortgage-Backed Securities—12.1%

Collateralized Mortgage Obligations—10.2%
American Home Mortgage Investment Trust
0.385%, 06/25/45 (b)	983,356	863,828
0.455%, 11/25/45 (b)	851,003	733,141
Banc of America Funding Trust
0.337%, 05/20/36 (b)	594,811	559,675
Banc of America Mortgage Securities, Inc.
2.774%, 09/25/35 (b)	247,510	231,922
5.154%, 12/25/34 (b)	16,478	16,183

See accompanying notes to financial statements.

MSF-14

Metropolitan Series Fund

Western Asset Management Strategic Bond Opportunities Portfolio

Schedule of Investments as of December 31, 2013

Mortgage-Backed Securities—(Continued)

Security Description	Principal Amount*	Value

Collateralized Mortgage Obligations—(Continued)
Bear Stearns Adjustable Rate Mortgage Trust
2.660%, 10/25/35 (b)	2,436,604	$2,442,808
Bear Stearns Asset Backed Securities Trust
0.395%, 04/25/36 (b)	1,235,864	888,322
Citigroup Mortgage Loan Trust, Inc.
2.767%, 12/25/35 (b)	2,971,238	2,216,469
CitiMortgage Alternative Loan Trust
34.677%, 07/25/37 (b)	2,882,944	4,901,712
Countrywide Alternative Loan Trust
0.397%, 07/20/35 (b)	170,850	147,131
0.435%, 01/25/36 (b)	399,494	342,548
5.500%, 10/25/33	17,457	18,462
22.306%, 02/25/36 (b)	3,588,206	4,823,180
27.942%, 07/25/36 (b)	3,021,603	4,638,249
38.012%, 08/25/37 (b)	2,739,036	4,890,053
Countrywide Home Loan Mortgage Pass-Through Trust
2.441%, 11/25/34 (b)	172,562	137,417
Countrywide Home Loan Reperforming Loan REMIC Trust
0.525%, 03/25/35 (144A) (b)	270,649	235,825
0.585%, 11/25/34 (144A) (b)	145,175	125,721
Credit Suisse Mortgage Trust
29.620%, 02/25/36 (b)	3,715,697	5,368,030
Deutsche ALT-A Securities, Inc. Mortgage Loan Trust
1.763%, 08/25/35 (b)	78,650	59,894
DSLA Mortgage Loan Trust
0.376%, 03/19/45 (b)	284,329	252,400
1.064%, 03/19/46 (b)	166,091	124,898
GreenPoint MTA Trust
0.385%, 06/25/45 (b)	2,388,145	2,143,795
GSMPS Mortgage Loan Trust
0.565%, 04/25/36 (144A) (b)	1,290,150	1,079,837
GSR Mortgage Loan Trust
2.794%, 10/25/35 (b)	609,173	527,821
HarborView Mortgage Loan Trust
0.416%, 01/19/36 (b)	1,396,338	923,962
0.516%, 01/19/35 (b)	319,821	231,628
0.566%, 11/19/34 (b)	362,765	304,619
1.165%, 11/25/47 (b)	2,622,014	2,344,760
Impac Secured Assets CMN Owner Trust
0.485%, 03/25/36 (b)	1,438,048	975,658
Impac Secured Assets Trust
0.515%, 08/25/36 (b)	211,502	205,075
IndyMac INDA Mortgage Loan Trust
2.800%, 11/25/37 (b)	1,603,667	1,464,168
IndyMac INDX Mortgage Loan Trust
0.885%, 01/25/35 (b)	732,791	556,607
2.475%, 03/25/35 (b)	931,042	889,083
4.519%, 08/25/37 (b)	2,655,880	2,212,321
JPMorgan Mortgage Trust
6.500%, 01/25/36	175,829	146,590
Lehman Mortgage Trust
6.465%, 02/25/37 (b) (i)	11,316,247	2,931,700

Collateralized Mortgage Obligations—(Continued)
Lehman XS Trust
0.325%, 03/25/47 (b)	4,450,677	3,061,403
0.375%, 09/25/46 (b)	420,517	305,348
Luminent Mortgage Trust
0.355%, 05/25/46 (b)	1,777,437	1,264,314
MASTR Adjustable Rate Mortgages Trust
2.527%, 11/25/35 (144A) (b)	100,277	67,188
MASTR Seasoned Securities Trust
3.391%, 10/25/32 (b)	306,491	307,393
Merrill Lynch Mortgage Investors Trust 5.047%, 05/25/34 (b)	218,113	213,834
Morgan Stanley Mortgage Loan Trust
0.485%, 01/25/35 (b)	2,024,618	1,841,492
2.835%, 03/25/36 (b)	239,201	186,278
Nomura Resecuritization Trust 2.966%, 08/26/34 (144A) (b)	3,321,513	2,305,196
NovaStar Mortgage-Backed Notes 0.355%, 09/25/46 (b)	1,509,490	1,262,359
Opteum Mortgage Acceptance Corp. Asset Backed Pass-Through Certificates
0.735%, 02/25/35 (b)	5,000,000	4,593,675
Prime Mortgage Trust 5.500%, 05/25/35 (144A)	891,441	893,536
6.000%, 05/25/35 (144A)	3,711,132	3,737,357
RBSGC Mortgage Loan Trust 0.615%, 01/25/37 (b)	1,588,285	1,063,243
Residential Accredit Loans, Inc. Trust 0.345%, 12/25/36 (b)	3,422,231	2,369,187
0.355%, 05/25/47 (b)	2,364,177	1,831,499
0.365%, 05/25/47 (b)	2,942,428	2,282,335
0.375%, 04/25/46 (b)	2,262,244	1,119,001
0.425%, 04/25/46 (b)	1,173,797	587,759
0.495%, 04/25/46 (b)	1,642,912	836,670
22.459%, 05/25/35 (b)	2,086,739	2,766,826
45.405%, 11/25/36 (b)	2,008,778	3,891,307
Sequoia Mortgage Trust 1.039%, 06/20/33 (b)	268,509	257,365
Structured Adjustable Rate Mortgage Loan Trust
0.485%, 10/25/35 (b)	139,387	121,149
2.370%, 01/25/35 (b)	1,154,425	1,120,485
2.715%, 09/25/35 (b)	1,337,187	1,132,692
Structured Asset Mortgage Investments II Trust 0.375%, 05/25/46 (b)	337,846	249,701
2.474%, 08/25/35 (b)	165,246	162,917
WaMu Mortgage Pass-Through Certificates Trust 0.435%, 12/25/45 (b)	1,222,062	1,125,372
0.445%, 11/25/45 (b)	2,001,252	1,762,961
0.455%, 07/25/45 (b)	35,513	33,196
0.455%, 10/25/45 (b)	1,129,427	1,045,684
0.949%, 07/25/47 (b)	347,333	116,893
2.240%, 09/25/36 (b)	1,776,167	1,482,110
2.369%, 09/25/36 (b)	881,425	769,532
2.435%, 10/25/34 (b)	1,569,455	1,539,720
Wells Fargo Mortgage Backed Securities Trust 2.626%, 04/25/36 (b)	232,695	213,288
2.629%, 10/25/35 (b)	170,753	171,896
2.660%, 06/25/35 (b)	143,591	145,531

		99,193,184

See accompanying notes to financial statements.

MSF-15

Metropolitan Series Fund

Western Asset Management Strategic Bond Opportunities Portfolio

Schedule of Investments as of December 31, 2013

Mortgage-Backed Securities—(Continued)

Security Description	Principal Amount*	Value

Commercial Mortgage-Backed Securities—1.9%
Americold 2010 LLC Trust 4.954%, 01/14/29 (144A)	500,000	$530,836
Banc of America Commercial Mortgage Trust 5.421%, 09/10/45 (b)	359,000	387,110
5.448%, 09/10/47	150,000	160,525
CD Mortgage Trust 5.351%, 01/15/46 (b)	100,000	107,387
6.118%, 11/15/44 (b)	420,000	467,870
COBALT CMBS Commercial Mortgage Trust 5.526%, 04/15/47 (b)	295,000	326,112
Commercial Mortgage Pass-Through Certificates 4.046%, 10/10/46	1,130,000	1,140,463
4.300%, 10/10/46	340,000	341,586
4.715%, 10/10/46 (b)	710,000	736,249
4.762%, 10/10/46 (b)	150,000	149,955
5.086%, 10/10/46 (b)	70,000	69,089
5.173%, 10/10/46 (144A) (b)	274,000	241,901
Credit Suisse Commerical Mortgage Trust 5.614%, 01/15/49 (b)	140,000	148,623
DBUBS Mortgage Trust 1.435%, 08/10/44 (144A) (b) (i)	3,618,830	123,355
Extended Stay America Trust 2.958%, 12/05/31 (144A)	300,000	291,119
Greenwich Capital Commercial Funding Corp. 5.820%, 07/10/38 (b)	560,000	611,337
GS Mortgage Securities Corp. II 4.271%, 11/10/46	2,380,000	2,439,783
4.649%, 11/10/46	680,000	699,878
5.161%, 11/10/46 (b)	550,000	564,801
GS Mortgage Securities Trust 1.724%, 08/10/44 (144A) (b) (i)	1,377,687	97,896
4.040%, 07/10/46 (b)	270,000	276,570
JPMBB Commercial Mortgage Securities Trust 4.420%, 11/15/45	750,000	766,925
5.081%, 11/15/45 (b)	310,000	311,424
5.081%, 11/15/45 (144A) (b)	360,000	322,775
JPMorgan Chase Commercial Mortgage Securities Trust 1.567%, 10/15/30 (144A) (b)	1,170,000	1,172,229
2.717%, 10/15/30 (144A) (b)	900,000	900,728
5.593%, 05/12/45	130,000	142,799
5.874%, 02/12/51 (b)	30,000	33,944
LB-UBS Commercial Mortgage Trust 6.164%, 09/15/45 (b)	280,000	320,039
ML-CFC Commercial Mortgage Trust 5.485%, 03/12/51 (b)	2,140,000	2,353,953
5.894%, 08/12/49 (b)	235,000	262,083
Morgan Stanley Bank of America Merrill Lynch Trust 1.887%, 08/15/45 (144A) (b) (i)	3,094,642	292,502
2.918%, 02/15/46	410,000	384,099
3.456%, 05/15/46	510,000	482,093
UBS-Barclays Commercial Mortgage Trust 3.317%, 12/10/45 (144A)	370,000	347,202
Wachovia Bank Commercial Mortgage Trust 5.383%, 12/15/43	360,000	387,357
5.500%, 04/15/47	70,000	77,379

Commercial Mortgage-Backed Securities—(Continued)
Wells Fargo Commercial Mortgage Trust 4.218%, 07/15/46 (b)	200,000	205,880
WF-RBS Commercial Mortgage Trust 1.120%, 02/15/44 (144A) (b) (i)	4,449,323	173,991

		18,849,847

Total Mortgage-Backed Securities (Cost $117,322,448)		118,043,031

Asset-Backed Securities—4.2%

Asset-Backed - Automobile—0.4%
Avis Budget Rental Car Funding AESOP LLC 1.920%, 09/20/19 (144A)	570,000	559,117
2.100%, 03/20/19 (144A)	1,100,000	1,098,376
2.802%, 05/20/18 (144A)	675,000	696,128
3.150%, 03/20/17 (144A)	230,000	239,074
Hertz Vehicle Financing LLC 1.830%, 08/25/19 (144A)	790,000	773,792
5.290%, 03/25/16 (144A)	580,000	606,510

		3,972,997

Asset-Backed - Home Equity—0.7%
ABFC Trust 0.825%, 03/25/35 (b)	2,482,334	1,761,357
Accredited Mortgage Loan Trust 0.400%, 09/25/35 (b)	42,993	42,318
ACE Securities Corp. Home Equity Loan Trust 0.505%, 01/25/36 (b)	626,325	61,006
Asset Backed Securities Corp. Home Equity Loan Trust 3.017%, 04/15/33 (b)	32,876	30,397
Bear Stearns Asset Backed Securities Trust 0.905%, 01/25/34 (b)	32,261	30,845
EMC Mortgage Loan Trust 0.615%, 05/25/43 (144A) (b)	1,055,007	908,604
0.865%, 01/25/41 (144A) (b)	211,669	202,459
Home Equity Mortgage Loan Asset-Backed Trust 0.425%, 06/25/36 (b)	2,295,423	568,576
Morgan Stanley Mortgage Loan Trust 0.465%, 03/25/36 (b)	1,012,258	421,884
SASCO Mortgage Loan Trust 0.445%, 04/25/35 (b)	36,929	36,094
Soundview Home Loan Trust 0.325%, 10/25/36 (b)	3,263,438	2,585,155
Structured Asset Securities Corp. Mortgage Loan Trust 0.385%, 02/25/36 (144A) (b)	2,749,716	191,719

		6,840,414

Asset-Backed - Other—2.3%
ACE Home Equity Loan Trust 0.425%, 02/25/31 (b)	296,127	274,186
Amortizing Residential Collateral Trust 1.165%, 10/25/34 (b)	993,494	975,131
1.965%, 08/25/32 (b)	90,304	18,197

See accompanying notes to financial statements.

MSF-16

Metropolitan Series Fund

Western Asset Management Strategic Bond Opportunities Portfolio

Schedule of Investments as of December 31, 2013

Asset-Backed Securities—(Continued)

Security Description	Principal Amount*	Value

Asset-Backed - Other—(Continued)
Bear Stearns Asset Backed Securities Trust 6.000%, 10/25/36	2,555,561	$2,048,908
Countrywide Asset-Backed Certificates 2.040%, 06/25/34 (b)	230,435	153,966
Countrywide Revolving Home Equity Loan Resecuritization Trust 0.467%, 12/15/33 (144A) (b)	383,980	297,938
Countrywide Revolving Home Equity Loan Trust 0.307%, 07/15/36 (b)	769,888	595,417
First Horizon Asset Backed Trust 0.325%, 10/25/34 (b)	134,674	111,458
Greenpoint Manufactured Housing 2.929%, 03/18/29 (b)	550,000	473,548
3.556%, 06/19/29 (b)	375,000	317,755
3.667%, 02/20/30 (b)	350,000	292,217
GSAMP Trust 0.255%, 05/25/36 (b)	740,128	146,599
0.365%, 01/25/36 (b)	109,161	12,631
1.140%, 06/25/34 (b)	670,000	614,869
GSRPM Mortgage Loan Trust 0.465%, 03/25/35 (144A) (b)	1,048,295	1,012,001
HLSS Servicer Advance Receivables Backed Notes 1.979%, 08/15/46 (144A)	1,470,000	1,470,735
Home Equity Mortgage Loan Asset-Backed Notes 0.335%, 04/25/36 (b)	282,065	175,531
HSI Asset Securitization Corp. Trust 0.585%, 11/25/35 (b)	4,000,000	2,937,828
Long Beach Mortgage Loan Trust 0.685%, 01/21/31 (b)	24,729	22,243
Manufactured Housing Contract Trust Pass-Through Certificates 3.669%, 02/20/32 (b)	375,000	338,874
3.669%, 03/13/32 (b)	625,000	554,734
Mid-State Trust 7.340%, 07/01/35	318,715	344,459
Origen Manufactured Housing Contract Trust 2.368%, 10/15/37 (b)	2,684,810	2,187,112
2.381%, 04/15/37 (b)	2,448,185	2,026,392
RAAC Trust 0.415%, 02/25/37 (144A) (b)	861,353	829,887
SACO I Trust 0.425%, 06/25/36 (b)	597,726	753,936
0.505%, 03/25/36 (b)	173,004	224,052
Sail Net Interest Margin Notes 5.500%, 03/27/34 (144A) (c) (e)	35,690	0
7.750%, 04/27/33 (144A) (c) (e)	10,486	3
Structured Asset Securities Corp. 0.825%, 02/25/35 (b)	1,225,350	1,183,070
Trade MAPS 1, Ltd. 0.870%, 12/10/18 (144A) (b)	2,660,000	2,664,895

		23,058,572

Asset-Backed - Student Loan—0.8%
Nelnet Student Loan Trust 0.858%, 03/22/32 (b)	6,650,000	6,182,073
Northstar Education Finance, Inc. 1.213%, 10/30/45 (b)	100,000	77,837
Pennsylvania Higher Education Assistance Agency 1.669%, 07/25/42 (b)	1,500,000	1,488,336

		7,748,246

Total Asset-Backed Securities (Cost $43,938,885)		41,620,229

Preferred Stocks—0.8%

Commercial Banks—0.7%
GMAC Capital Trust I, 8.125%	244,339	6,533,625

Diversified Financial Services—0.1%
Citigroup Capital XIII, 7.875%	35,900	978,275

Total Preferred Stocks (Cost $7,190,437)		7,511,900

Common Stocks—0.2%

Marine—0.1%
Deep Ocean Group Holding A/S (j) (k) (l)	44,744	1,474,561

Real Estate Management & Development—0.1%
Realogy Holdings Corp. (k) (l)	14,540	719,294

Total Common Stocks (Cost $1,380,800)		2,193,855

Floating Rate Loan—0.1% (b)

Software—0.1%
First Data Corp. Extended 2018 Term Loan B, 4.164%, 03/23/18 (Cost $1,042,453)	1,047,353	1,050,768

Municipals—0.0%
Virginia Housing Development Authority 6.000%, 06/25/34 (Cost $1,291,565)	1,310,435	1,355,894

Warrant—0.0%

Sovereign—0.0%
Venezuela Government Oil-Linked Payment Obligation, Expires 04/15/20 (b) (Cost $24,160)	4,550	112,612

See accompanying notes to financial statements.

MSF-17

Metropolitan Series Fund

Western Asset Management Strategic Bond Opportunities Portfolio

Schedule of Investments as of December 31, 2013

Purchased Option—0.0%

Security Description	Shares/ Contracts/ Principal Amount*	Value

Call Options—0.0%
OTC - 10 Year Interest Rate Swap, Exercise Rate 2.65%, Expires 01/08/14 (Counterparty - Bank of America Securities LLC) (Cost $1,853,087)	158,000,000	$0

Short-Term Investments—16.1%

Mutual Fund—9.0%
State Street Navigator Securities Lending MET Portfolio (m)	88,736,614	88,736,614

Repurchase Agreements—7.1%
Barclays Capital, Inc. Repurchase Agreement dated 12/31/13 at 0.010% to be repurchased at $28,735,016 on 01/02/14 collateralized by $28,251,000 U.S. Treasury Note at 2.000% due 04/30/16 with a value $29,309,650.	28,735,000	28,735,000
Fixed Income Clearing Corp. Repurchase Agreement dated 12/31/13 at 0.000% to be repurchased at $2,993,000 on 01/02/14, collateralized by $3,335,000 Federal National Mortgage Association at 2.200% due 10/17/22 with a value of $3,057,031.	2,993,000	2,993,000
Merrill Lynch Pierce Fenner & Smith Repurchase Agreement dated 12/31/13 at 0.001% to be repurchased at $13,122,001 on 01/02/14, collateralized by $10,582,000 U.S. Treasury Bonds at rates ranging from 4.500% - 6.125%, maturity dates ranging from 11/15/27 - 08/15/39 with a value of $13,384,439.	13,122,000	13,122,000
Royal Bank of Scotland Group plc Repurchase Agreement dated 12/31/13 at 0.010% to be repurchased at $25,143,014 on 01/02/14 collteralized by $25,593,000 U.S. Treasury Note at 0.875% due 12/31/16 with a value $25,645,850.	25,143,000	25,143,000

		69,993,000

Total Short-Term Investments (Cost $158,729,614)		158,729,614

Total Investments—111.4% (Cost $1,122,144,085) (n)		1,099,410,615
Other assets and liabilities (net)—(11.4)%		(112,036,441)

Net Assets—100.0%		$987,374,174

*	Principal amount stated in U.S. dollars unless otherwise noted.
(a)	All or a portion of the security was held on loan. As of December 31, 2013, the market value of securities loaned was $85,929,508 and the collateral received consisted of cash in the amount of $88,736,614 and non-cash collateral with a value of $528,750. The cash collateral is invested in a money market fund managed by an affiliate of the custodian. The non-cash collateral received consists primarily of government securities and bank letters of credit, and is held for the benefit of the Portfolio at the Portfolio’s custodian. The Portfolio cannot repledge or resell this collateral. As such, this collateral is excluded from the Statement of Assets and Liabilities.
(b)	Variable or floating rate security. The stated rate represents the rate at December 31, 2013. Maturity date shown for callable securities reflects the earliest possible call date.
(c)	Non-income producing; Security is in default and/or issuer is in bankruptcy.
(d)	Security is a “step-up” bond where coupon increases or steps up at a predetermined date. Rate shown is current coupon rate.
(e)	Restricted securities are not registered under the Securities Act of 1933 and are subject to legal restrictions on resale. These securities generally may be resold in transactions exempt from registration or to the public if the securities are subsequently registered. Disposal of these securities may involve time-consuming negotiations and prompt sale at an acceptable price may be difficult. As of December 31, 2013, the market value of restricted securities was $830,003, which is 0.1% of net assets. See details shown in the Restricted Securities table that follows.
(f)	Payment-in-kind security for which part of the income earned may be paid as additional principal.
(g)	TBA (To Be Announced) Securities are purchased on a forward commitment basis with an approximate principal amount and no defined maturity date. The actual principal and maturity date will be determined upon settlement date.
(h)	Principal only security.
(i)	Interest only security.
(j)	Security was valued in good faith under procedures approved by the Board of Trustees. As of December 31, 2013, these securities represent 0.1% of net assets.
(k)	Non-income producing security.
(l)	Illiquid security. As of December 31, 2013, these securities represent 0.2% of net assets.
(m)	Represents investment of cash collateral received from securities lending transactions.
(n)	As of December 31, 2013, the aggregate cost of investments for federal income tax purposes was $1,125,361,421. The aggregate unrealized appreciation and depreciation of investments were $27,577,663 and $(53,528,469), respectively, resulting in net unrealized depreciation of $(25,950,806) for federal income tax purposes.
(144A)—	Securities exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. As of December 31, 2013, the market value of 144A securities was $213,199,036, which is 21.6% of net assets.
(ARM)—	Adjustable-Rate Mortgage
(AUD)—	Australian Dollar
(BRL)—	Brazilian Real
(CMO)—	Collateralized Mortgage Obligation
(MXN)—	Mexican Peso
(REMIC)—	Real Estate Mortgage Investment Conduit
(RUB)—	Russian Ruble

See accompanying notes to financial statements.

MSF-18

Metropolitan Series Fund

Western Asset Management Strategic Bond Opportunities Portfolio

Schedule of Investments as of December 31, 2013

Restricted Securities	Acquisition Date	Principal Amount	Cost	Value
Midwest Vanadium Pty, Ltd.	05/05/11-05/24/11	$1,000,000	$1,031,250	$830,000
Sail Net Interest Margin Notes	05/22/03	10,486	779	3
Sail Net Interest Margin Notes	12/17/04	35,690	35,908	0

Forward Foreign Currency Exchange Contracts

Contracts to Buy		Counterparty	Settlement Date	In Exchange for	Unrealized Appreciation/ (Depreciation)
CHF	17,900,000	Bank of America N.A.	01/27/14	$19,700,422	$369,223
CLP	7,480,000,000	Bank of America N.A.	01/27/14	14,731,079	(534,880)
EUR	2,510,000	Goldman Sachs International	01/27/14	3,430,643	22,324
EUR	1,100,759	UBS AG	02/18/14	1,483,459	30,826
GBP	3,000,000	Bank of America N.A.	01/27/14	4,896,492	70,568
SEK	35,670,000	Citibank N.A.	02/18/14	5,447,359	94,056
SGD	10,799,000	Citibank N.A.	02/18/14	8,675,011	(117,542)

Contracts to Deliver
AUD	3,402,830	Bank of America N.A.	01/28/14	3,267,465	234,047
AUD	11,787,269	Citibank N.A.	02/18/14	11,100,543	607,451
CAD	5,400,000	Goldman Sachs International	01/27/14	5,232,507	151,985
CAD	5,070,000	Goldman Sachs International	01/27/14	4,754,960	(15,086)
CHF	17,900,000	Bank of America N.A.	01/27/14	20,090,080	20,435
CLP	7,480,000,000	Bank of America N.A.	01/27/14	14,078,675	(117,524)
JPY	3,964,000,000	Bank of America N.A.	01/27/14	40,401,075	2,756,274
MXN	188,070,000	Barclays Bank plc	01/27/14	14,568,567	192,160

Net Unrealized Appreciation					$3,764,317

Futures Contracts

Futures Contracts—Long	Expiration Date	Number of Contracts	Notional Amount		Unrealized Appreciation/ (Depreciation)
U.S. Treasury Note 10 Year Futures	03/20/14	356	USD	44,629,095	$(824,407)
Ultra Long U.S. Treasury Bond Futures	03/20/14	297	USD	41,096,020	(629,770)

Futures Contracts—Short
U.S. Treasury Long Bond Futures	03/20/14	(118)	USD	(15,453,554)	312,679
U.S. Treasury Note 2 year Futures	03/31/14	(159)	USD	(35,020,483)	70,296
U.S. Treasury Note 5 Year Futures	03/31/14	(17)	USD	(2,058,140)	29,827

Net Unrealized Depreciation					$(1,041,375)

Written Options

Interest Rate Swaptions	Exercise Rate	Counterparty	Floating Rate Index	Pay/ Receive Floating Rate	Expiration Date	Notional Amount	Premiums Received	Market Value	Unrealized Appreciation
Put - OTC - 10 Year Interest Rate Swap	3.750%	Bank of America N.A.	3-Month USD-LIBOR	Pay	01/08/14	$(158,000,000)	$(1,690,535)	$(1)	$1,690,534

See accompanying notes to financial statements.

MSF-19

Metropolitan Series Fund

Western Asset Management Strategic Bond Opportunities Portfolio

Schedule of Investments as of December 31, 2013

Swap Agreements

Centrally Cleared Interest Rate Swap agreements

Pay/Receive Floating Rate	Floating Rate Index	Fixed Rate	Maturity Date	Notional Amount		Unrealized Appreciation
Receive	3-Month USD-LIBOR	3.100%	01/10/24	USD	158,000,000	$63,646

(AUD)—	Australian Dollar
(CAD)—	Canadian Dollar
(CHF)—	Swiss Franc
(CLP)—	Chilean Peso
(EUR)—	Euro
(GBP)—	British Pound
(JPY)—	Japanese Yen
(LIBOR)—	London InterBank Offered Rate
(MXN)—	Mexican Peso
(SEK)—	Swedish Krona
(SGD)—	Singapore Dollar
(USD)—	United States Dollar

See accompanying notes to financial statements.

MSF-20

Metropolitan Series Fund

Western Asset Management Strategic Bond Opportunities Portfolio

Schedule of Investments as of December 31, 2013

Fair Value Hierarchy

Accounting principles generally accepted in the United States of America (“GAAP”) define fair market value as the price that the Portfolio would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. It establishes a fair value hierarchy that prioritizes inputs to valuation methods and requires disclosure of the fair value hierarchy that segregates fair value measurements into three levels. Levels 1, 2 and 3 of the fair value hierarchy are defined as follows:

Level 1 - unadjusted quoted prices in active markets for identical investments

Level 2 - other significant observable inputs (including, but not limited to, unadjusted quoted prices for similar investments in markets that are either active or inactive; inputs other than quoted prices that are observable such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks, default rates, etc.)

Level 3 - significant unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are unavailable (including the Portfolio’s own assumptions in determining the fair value of investments)

The inputs or methodologies used for valuing investments are not necessarily an indication of the risk associated with investing in them. Changes to the inputs or methodologies used may result in transfers between levels, which will be recognized as of the beginning of the reporting period. Information on transfers between Level 1 and Level 2, if any, will be disclosed following the fair value hierarchy table below. A reconciliation of Level 3 securities, if any, will also be disclosed following the fair value hierarchy table. For more information about the Portfolio’s policy regarding the valuation of investments, please refer to the Notes to Financial Statements.

The following table summarizes the fair value hierarchy of the Portfolio’s investments as of December 31, 2013:

Description	Level 1	Level 2	Level 3	Total
Total Corporate Bonds & Notes*	$—	$501,790,080	$—	$501,790,080
Total Foreign Government*	—	135,046,716	—	135,046,716
Total U.S. Treasury & Government Agencies*	—	131,955,916	—	131,955,916
Total Mortgage-Backed Securities*	—	118,043,031	—	118,043,031
Total Asset-Backed Securities*	—	41,620,229	—	41,620,229
Total Preferred Stocks*	7,511,900	—	—	7,511,900
Common Stocks
Marine	—	—	1,474,561	1,474,561
Real Estate Management & Development	719,294	—	—	719,294
Total Common Stocks	719,294	—	1,474,561	2,193,855
Total Floating Rate Loan*	—	1,050,768	—	1,050,768
Total Municipals*	—	1,355,894	—	1,355,894
Total Warrant*	—	112,612	—	112,612
Total Purchased Option*	—	0	—	0
Short-Term Investments
Mutual Fund	88,736,614	—	—	88,736,614
Repurchase Agreements	—	69,993,000	—	69,993,000
Total Short-Term Investments	88,736,614	69,993,000	—	158,729,614
Total Investments	$96,967,808	$1,000,968,246	$1,474,561	$1,099,410,615

Collateral for securities loaned (Liability)	$—	$(88,736,614)	$—	$(88,736,614)
Forward Contracts
Forward Foreign Currency Exchange Contracts (Unrealized Appreciation)	$—	$4,549,349	$—	$4,549,349
Forward Foreign Currency Exchange Contracts (Unrealized Depreciation)	—	(785,032)	—	(785,032)
Total Forward Contracts	$—	$3,764,317	$—	$3,764,317
Futures Contracts
Futures Contracts (Unrealized Appreciation)	$412,802	$—	$—	$412,802
Futures Contracts (Unrealized Depreciation)	(1,454,177)	—	—	(1,454,177)
Total Futures Contracts	$(1,041,375)	$—	$—	$(1,041,375)
Written Options at Value	—	(1)	—	(1)
Centrally Cleared Swap Contracts
Centrally Cleared Swap Contracts (Unrealized Appreciation)	$—	$63,646	$—	$63,646

*	See Schedule of Investments for additional detailed categorizations.

See accompanying notes to financial statements.

MSF-21

Metropolitan Series Fund

Western Asset Management Strategic Bond Opportunities Portfolio

Schedule of Investments as of December 31, 2013

Fair Value Hierarchy—(Continued)

Following is a reconciliation of Level 3 assets for which significant unobservable inputs were used to determine fair value:

Investments in Securities	Balance as of December 31, 2012	Accrued Discount/ (Premium)	Realized Gain/ (Loss)	Change in Unrealized Appreciation/ (Depreciation)	Purchases	Sales	Transfers in to Level 3	Transfers out of Level 3	Balance as of December 31, 2013	Change in Unrealized Appreciation/ (Depreciation) from investments still held at December 31, 2013
Common Stocks
Marine	$907,078	$—	$—	$567,483	$—	$—	$—	$—	$1,474,561	$567,483

See accompanying notes to financial statements.

MSF-22

Metropolitan Series Fund

Western Asset Management Strategic Bond Opportunities Portfolio

Statement of Assets and Liabilities

December 31, 2013

Assets
Investments at value (a) (b)	$1,099,410,615
Cash denominated in foreign currencies (c)	3,420,317
Cash collateral (d)	6,246,697
Unrealized appreciation on forward foreign currency exchange contracts	4,549,349
Receivable for:
Investments sold	100,311
Fund shares sold	1,655,673
Interest	11,417,910
Variation margin on swap contracts	913,751
Prepaid expenses	189,336
Other assets	168,573

Total Assets	1,128,072,532
Liabilities
Due to custodian	282,673
Written options at value (e)	1
Unrealized depreciation on forward foreign currency exchange contracts	785,032
Collateral for securities loaned	88,736,614
Payables for:
TBA securities purchased	49,649,453
Fund shares redeemed	291,205
Variation margin on futures contracts	245,594
Accrued expenses:
Management fees	466,793
Distribution and service fees	59,053
Deferred trustees’ fees	51,451
Other expenses	130,489

Total Liabilities	140,698,358

Net Assets	$987,374,174

Net assets consist of:
Paid in surplus	$976,415,550
Undistributed net investment income	48,570,607
Accumulated net realized loss	(19,498,774)
Unrealized depreciation on investments, written options, futures contracts, swap contracts and foreign currency transactions	(18,113,209)

Net Assets	$987,374,174

Net Assets
Class A	$682,734,872
Class B	238,412,809
Class E	66,226,493
Capital Shares Outstanding*
Class A	50,769,957
Class B	17,834,329
Class E	4,944,491
Net Asset Value, Offering Price and Redemption Price Per Share
Class A	$13.45
Class B	13.37
Class E	13.39

*	The Portfolio is authorized to issue an unlimited number of shares.
(a)	Identified cost of investments was $1,122,144,085.
(b)	Includes securities loaned at value of $85,929,508.
(c)	Identified cost of cash denominated in foreign currencies was $3,436,113.
(d)	Includes collateral of $1,685,997 for futures contracts and $4,560,700 for centrally cleared swap contracts.
(e)	Premiums received on written options were $1,690,535.

Statement of Operations

Year Ended December 31, 2013

Investment Income
Dividends	$594,292
Interest	51,459,612
Securities lending income	402,834

Total investment income	52,456,738
Expenses
Management fees	5,979,637
Administration fees	18,035
Custodian and accounting fees	270,667
Distribution and service fees—Class B	634,298
Distribution and service fees—Class E	104,748
Audit and tax services	84,525
Legal	27,754
Trustees’ fees and expenses	35,357
Shareholder reporting	104,054
Insurance	5,347
Miscellaneous	10,397

Total expenses	7,274,819
Less management fee waiver	(403,852)

Net expenses	6,870,967

Net Investment Income	45,585,771

Net Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investments	(2,889,207)
Futures contracts	(1,472,233)
Written options	9,038,335
Foreign currency transactions	(1,266,719)

Net realized gain	3,410,176

Net change in unrealized appreciation (depreciation) on:
Investments	(42,809,975)
Futures contracts	(364,369)
Written options	2,359,367
Swap contracts	63,646
Foreign currency transactions	3,955,354

Net change in unrealized depreciation	(36,795,977)

Net realized and unrealized loss	(33,385,801)

Net Increase in Net Assets From Operations	$12,199,970

See accompanying notes to financial statements.

MSF-23

Metropolitan Series Fund

Western Asset Management Strategic Bond Opportunities Portfolio

Statements of Changes in Net Assets

	Year Ended December 31, 2013	Year Ended December 31, 2012
Increase (Decrease) in Net Assets:
From Operations
Net investment income	$45,585,771	$36,210,811
Net realized gain	3,410,176	23,772,363
Net change in unrealized appreciation (depreciation)	(36,795,977)	48,038,444

Increase in net assets from operations	12,199,970	108,021,618

From Distributions to Shareholders
Net investment income
Class A	(31,203,024)	(22,840,121)
Class B	(12,259,852)	(9,409,912)
Class E	(3,437,042)	(2,674,216)

Total distributions	(46,899,918)	(34,924,249)

Increase (decrease) in net assets from capital share transactions	(28,460,603)	48,978,461

Total increase (decrease) in net assets	(63,160,551)	122,075,830

Net Assets
Beginning of period	1,050,534,725	928,458,895

End of period	$987,374,174	$1,050,534,725

Undistributed Net Investment Income
End of period	$48,570,607	$46,724,426

Other Information:

Capital Shares

Transactions in capital shares were as follows:

	Year Ended December 31, 2013		Year Ended December 31, 2012
	Shares	Value	Shares	Value
Class A
Sales	7,876,373	$106,738,077	8,359,614	$112,147,731
Reinvestments	2,282,591	31,203,024	1,759,639	22,840,121
Redemptions	(10,051,818)	(142,052,123)	(3,966,827)	(53,182,535)

Net increase	107,146	$(4,111,022)	6,152,426	$81,805,317

Class B
Sales	1,436,217	$19,527,805	1,263,282	$16,916,948
Reinvestments	900,136	12,259,852	727,758	9,409,912
Redemptions	(3,780,484)	(51,107,823)	(3,868,210)	(51,842,372)

Net decrease	(1,444,131)	$(19,320,166)	(1,877,170)	$(25,515,512)

Class E
Sales	490,593	$6,636,938	512,614	$6,859,672
Reinvestments	252,167	3,437,042	206,503	2,674,216
Redemptions	(1,114,219)	(15,103,395)	(1,260,647)	(16,845,232)

Net decrease	(371,459)	$(5,029,415)	(541,530)	$(7,311,344)

Increase (decrease) derived from capital shares transactions		$(28,460,603)		$48,978,461

See accompanying notes to financial statements.

MSF-24

Metropolitan Series Fund

Western Asset Management Strategic Bond Opportunities Portfolio

Financial Highlights

Selected per share data
	Class A
	Year Ended December 31,
	2013	2012	2011	2010	2009
Net Asset Value, Beginning of Period	$13.98	$13.01	$12.90	$12.19	$10.30

Income (Loss) from Investment Operations
Net investment income (a)	0.63	0.50	0.53	0.63	0.75
Net realized and unrealized gain (loss) on investments	(0.47)	0.96	0.24	0.87	2.28

Total from investment operations	0.16	1.46	0.77	1.50	3.03

Less Distributions
Distributions from net investment income	(0.69)	(0.49)	(0.66)	(0.79)	(0.79)
Distributions from net realized capital gains	0.00	0.00	0.00	0.00	(0.35)

Total distributions	(0.69)	(0.49)	(0.66)	(0.79)	(1.14)

Net Asset Value, End of Period	$13.45	$13.98	$13.01	$12.90	$12.19

Total Return (%) (b)	1.09	11.50	6.14	12.73	32.22

Ratios/Supplemental Data
Gross ratio of expenses to average net assets (%)	0.66	0.65	0.67	0.67	0.69
Net ratio of expenses to average net assets (%) (c)	0.62	0.61	0.63	0.63	0.67
Ratio of net investment income to average net assets (%)	4.65	3.70	4.13	5.00	6.87
Portfolio turnover rate (%)	132 (d)	228 (d)	473	295	228
Net assets, end of period (in millions)	$682.7	$708.5	$578.9	$343.2	$418.6

	Class B
	Year Ended December 31,
	2013	2012	2011	2010	2009
Net Asset Value, Beginning of Period	$13.90	$12.93	$12.83	$12.13	$10.26

Income (Loss) from Investment Operations
Net investment income (a)	0.59	0.46	0.49	0.59	0.70
Net realized and unrealized gain (loss) on investments	(0.46)	0.97	0.24	0.87	2.28

Total from investment operations	0.13	1.43	0.73	1.46	2.98

Less Distributions
Distributions from net investment income	(0.66)	(0.46)	(0.63)	(0.76)	(0.76)
Distributions from net realized capital gains	0.00	0.00	0.00	0.00	(0.35)

Total distributions	(0.66)	(0.46)	(0.63)	(0.76)	(1.11)

Net Asset Value, End of Period	$13.37	$13.90	$12.93	$12.83	$12.13

Total Return (%) (b)	0.83	11.29	5.83	12.45	31.89

Ratios/Supplemental Data
Gross ratio of expenses to average net assets (%)	0.91	0.90	0.92	0.92	0.94
Net ratio of expenses to average net assets (%) (c)	0.87	0.86	0.88	0.88	0.92
Ratio of net investment income to average net assets (%)	4.39	3.45	3.83	4.70	6.48
Portfolio turnover rate (%)	132 (d)	228 (d)	473	295	228
Net assets, end of period (in millions)	$238.4	$268.0	$273.6	$227.6	$208.6

Please see following page for Financial Highlights footnote legend.

See accompanying notes to financial statements.

MSF-25

Metropolitan Series Fund

Western Asset Management Strategic Bond Opportunities Portfolio

Financial Highlights

Selected per share data
	Class E
	Year Ended December 31,
	2013	2012	2011	2010	2009
Net Asset Value, Beginning of Period	$13.93	$12.96	$12.85	$12.15	$10.27

Income (Loss) from Investment Operations
Net investment income (a)	0.61	0.48	0.50	0.60	0.72
Net realized and unrealized gain (loss) on investments	(0.48)	0.96	0.25	0.88	2.29

Total from investment operations	0.13	1.44	0.75	1.48	3.01

Less Distributions
Distributions from net investment income	(0.67)	(0.47)	(0.64)	(0.78)	(0.78)
Distributions from net realized capital gains	0.00	0.00	0.00	0.00	(0.35)

Total distributions	(0.67)	(0.47)	(0.64)	(0.78)	(1.13)

Net Asset Value, End of Period	$13.39	$13.93	$12.96	$12.85	$12.15

Total Return (%) (b)	0.94	11.30	5.92	12.62	31.97

Ratios/Supplemental Data
Gross ratio of expenses to average net assets (%)	0.81	0.80	0.82	0.82	0.84
Net ratio of expenses to average net assets (%) (c)	0.77	0.76	0.78	0.78	0.82
Ratio of net investment income to average net assets (%)	4.49	3.55	3.90	4.81	6.59
Portfolio turnover rate (%)	132 (d)	228 (d)	473	295	228
Net assets, end of period (in millions)	$66.2	$74.0	$75.9	$89.9	$91.3

(a)	Per share amounts based on average shares outstanding during the period.
(b)	Total return does not reflect any insurance, sales, separate account or administrative charges of variable annuity or life insurance contracts or any additional expenses that contract owners may bear under their variable contracts. If these charges were included, the returns would be lower.
(c)	Net ratio of expenses to average net assets includes the effect of management fee waivers as detailed in Note 6 of the Notes to Financial Statements.
(d)	Includes mortgage dollar roll and TBA transactions; excluding these transactions the portfolio turnover rate would have been 62% and 84% for 2013 and 2012, respectively

See accompanying notes to financial statements.

MSF-26

Metropolitan Series Fund

Western Asset Management Strategic Bond Opportunities Portfolio

Notes to Financial Statements—December 31, 2013

1. Organization

Metropolitan Series Fund (the “Trust”) is organized as a Delaware statutory trust and registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. The Trust is currently comprised of thirty series, each of which operates as a distinct investment vehicle of the Trust. The portfolio included in this report is Western Asset Management Strategic Bond Opportunities Portfolio (the “Portfolio”), which is diversified. Shares in the Portfolio are not offered directly to the general public and are currently available only to separate accounts established by Metropolitan Life Insurance Company (“MetLife”) and other affiliated life insurance companies.

The Portfolio has registered and offers three classes of shares: Class A, B, and E shares. Shares of each Class of the Portfolio represent an equal pro rata interest in the Portfolio and generally give the shareholder the same voting, dividend, liquidation, and other rights. Investment income, realized and unrealized capital gains and losses, the common expenses of the Portfolio, and certain Portfolio-level expense reductions, if any, are allocated on a pro rata basis to each Class based on the relative net assets of each Class to the net assets of the Portfolio. Each Class of shares differs in its respective distribution plan and such distribution expenses are allocated to that Class.

2. Significant Accounting Policies

The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America (“GAAP”) requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities as of the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates. In the preparation of these financial statements, management has evaluated events and transactions subsequent to December 31, 2013 through the date the financial statements were issued.

The following is a summary of significant accounting policies consistently followed by the Portfolio in the preparation of its financial statements.

Investment Valuation and Fair Value Measurements - Debt securities (other than short term obligations with a remaining maturity of sixty days or less), including corporate, convertible and municipal bonds and notes; obligations of the U.S. treasury and U.S. government agencies; sovereign issues; floating rate loans; and non-U.S. bonds, are generally valued on the basis of evaluated or composite bid quotations obtained from independent pricing services and/or brokers and dealers selected by MetLife Advisers, LLC (“MetLife Advisers” or the “Adviser”), an affiliate of MetLife, Inc., pursuant to authorization of the Board of Trustees of the Trust (the “Board” or “Trustees”). Such quotations utilize matrix pricing, which considers observable inputs including, among other things, issuer details, maturity dates, interest rates, yield curves, rates of prepayment, credit risks/spreads, default rates, reported trades, broker dealer quotes and quoted prices for similar securities. Securities that use similar valuation techniques and inputs as described above are generally categorized as Level 2 within the fair value hierarchy.

Mortgage and asset-backed securities are usually issued as separate tranches, or classes, of securities within each deal. These securities are also generally valued on the basis of evaluated or composite bid quotations obtained from independent pricing services and/or brokers and dealers selected by the Adviser pursuant to authorization of the Board. The pricing models for these securities usually consider tranche-level attributes, estimated cash flows and market-based yield spreads for each tranche and current market data, and incorporate deal collateral performance, as available. Mortgage and asset-backed securities that use similar valuation techniques and inputs as described above are generally categorized as Level 2 within the fair value hierarchy.

Short term obligations with a remaining maturity of sixty days or less are generally valued at amortized cost, which approximates fair market value, and are generally categorized as Level 2 within the fair value hierarchy.

Domestic and foreign equity securities, such as common stock, exchange-traded funds, rights, warrants, and preferred stock, that are traded on a securities exchange, are generally valued at their last sale price on the exchange or market in which they are principally traded on the valuation date, or, if no sales occurred on that day, at the last reported bid price. Equity securities traded over-the-counter are generally valued at the last reported sale price. Valuation adjustments may be applied to certain foreign equity securities that are traded solely on foreign exchanges that close before the close of the U.S. market to account for the market movement between the close of the foreign exchanges and the close of the U.S. market. The Portfolio may use a systematic fair valuation model provided by an independent third party to value securities principally traded in these foreign markets in order to adjust for possible stale pricing that may occur between the close of the foreign exchanges and the time of the Portfolio valuation. Foreign equity securities using these valuation adjustments are generally categorized as Level 2 within the fair value hierarchy. Equity securities that are actively traded, and have no valuation adjustments applied, are categorized as Level 1 within the fair value hierarchy. Other equity securities traded on inactive markets, or valued in reference to similar instruments traded on active markets, are generally categorized as Level 2 within the fair value hierarchy.

MSF-27

Metropolitan Series Fund

Western Asset Management Strategic Bond Opportunities Portfolio

Notes to Financial Statements—December 31, 2013—(Continued)

Investments in registered open-end management investment companies are valued at reported net asset value per share on the valuation date and are categorized as Level 1 within the fair value hierarchy.

Forward foreign currency exchange contracts are valued through an independent pricing service based on the mean between closing bid and ask prices of the forward currency rates in the London foreign exchange markets on a daily basis as provided by a reliable bank or dealer. These contracts are generally categorized as Level 2 within the fair value hierarchy.

Options, whether on securities, indices, futures contracts, or otherwise, traded on exchanges are valued at the last sale price available as of the close of business on the valuation date or, if there is no such price available, at the mean between the last reported bid and ask prices. These types of options are categorized as Level 1 within the fair value hierarchy. Futures contracts, which are traded on commodity exchanges, are valued at their closing prices as of the close of such exchanges and are categorized as Level 1 within the fair value hierarchy.

Options and futures contracts that are traded over-the-counter are generally valued on the basis of quotations provided by broker-dealers or prices provided by pricing service providers who use a series of techniques, including simulation pricing models, to determine the value of the contracts. The pricing models use inputs that are observed from actively quoted markets such as issuer details, indices, spreads, interest rates, yield curves, credit curves, measures of volatility and exchange rates. These contracts are generally categorized as Level 2 within the fair value hierarchy.

Swap contracts (other than centrally cleared swaps) are marked-to-market daily based on quotations and prices supplied by market makers, broker-dealers and other pricing services. Such quotations and prices are derived utilizing significant observable data, including the underlying reference securities or indices. These contracts are generally categorized as Level 2 within the fair value hierarchy.

Centrally cleared swaps listed or traded on a multilateral or trade facility platform, such as a registered exchange, are valued at the daily settlement price determined by the respective exchange or an independent pricing service when the exchange price is not available. For centrally cleared credit default swaps the clearing facility requires its members to provide actionable price levels across complete term structures. These levels along with external third party prices are used to produce daily settlement prices. These securities are categorized as Level 2 of the fair value hierarchy. Centrally cleared interest rate swaps are valued using a pricing model that references the underlying rates including the overnight index swap rate and London Interbank Offered Rate (“LIBOR”) forward rate to produce the daily settlement price. These securities are categorized as Level 2 of the fair value hierarchy.

If no current market value quotation or other observable inputs are readily available or market value quotations are deemed to be unreliable for a security, the fair value of the security will be determined in accordance with procedures approved by and under the general supervision of the Board. In such a circumstance, the Board has delegated the determination of the fair value of a security to a Valuation Committee (“Committee”) of MetLife Advisers. The Committee provides general pricing oversight and fair value pricing determinations related to portfolio securities and meets on a regular basis to review reports relating to the valuation of the securities in the Portfolio. The Board has delegated to State Street Bank and Trust Company, the Trust’s custodian (“custodian”), the responsibility for calculating the net asset values (“NAVs”) of the Trust’s Portfolios. The Committee is responsible for overseeing the calculation of the NAVs of the Portfolios by the custodian. The Committee also periodically reviews pricing vendors, including the vendor providing fair value pricing for the Portfolio’s foreign securities, and is responsible for overseeing the correction of pricing errors and addressing other pricing issues that arise in the ordinary course of business, such as making real-time fair value determinations, as necessary.

No single standard for determining the fair value of a security can be set forth because fair value depends upon the facts and circumstances with respect to each security. Information relating to any relevant factors may be obtained by the Committee from any appropriate source, including the subadviser of the Portfolio, the custodian, a pricing service, market maker and/or broker for such security or the issuer. Appropriate methodologies for determining fair value under particular circumstances may include: matrix pricing, comparisons of securities with comparable characteristics, value based on multiples of earnings, discount from market price of similar marketable securities or a combination of these and other methods. The Committee maintains a detailed report tracking each fair-valued security that compares the fair value price to the next available trade, vendor or broker price, and provides information on how close the fair value price was to the next quoted price. The Committee reviews a summary of such report monthly. On a quarterly basis, the Board is provided with the following for consideration and ratification or adjustment: (1) a memorandum summarizing the actions taken by the Committee in the prior quarter; and (2) a list of the Portfolio’s securities as of the most recent quarter-end for which market quotations were not readily available.

Investment Transactions and Related Investment Income - Portfolio security transactions are recorded on the trade date. Dividend income is recorded on the ex-dividend date or, for certain foreign securities, when notified. Interest income, which includes amortization of premium and accretion of discount on debt securities, is recorded on the accrual basis. Realized gains and losses on investments are determined on the identified cost basis, which is the same basis used for federal income tax purposes. Foreign income and foreign capital gains on some foreign securities may be subject to foreign taxes, which are accrued as applicable. These foreign taxes have been provided for in accordance with the Portfolio’s understanding of the applicable countries’ tax rules and rates.

MSF-28

Metropolitan Series Fund

Western Asset Management Strategic Bond Opportunities Portfolio

Notes to Financial Statements—December 31, 2013—(Continued)

Foreign Currency Translation - The books and records of the Portfolio are maintained in U.S. dollars. The values of securities, currencies, and other assets and liabilities denominated in currencies other than the U.S. dollar are translated into U.S. dollars based upon foreign exchange rates prevailing at the end of the period. Purchases and sales of investment securities, income, and expenses are translated on the respective dates of such transactions. Because the values of investment securities are translated at the foreign exchange rates prevailing at the end of the period, that portion of the results of operations arising from changes in exchange rates and that portion of the results of operations reflecting fluctuations arising from changes in market prices of the investment securities are not separated. Such fluctuations are included in the net realized and unrealized gain or loss on investments.

Net realized foreign exchange gains or losses arise from activity in forward foreign currency exchange contracts, sales of foreign currency, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest, and foreign withholding taxes recorded by the Portfolio and the U.S. dollar equivalent of the amounts actually received or paid by the Portfolio. Net unrealized foreign exchange gains and losses arise from changes in the value of assets and liabilities, other than investment securities, resulting from changes in foreign exchange rates.

Income Taxes - It is the Portfolio’s policy to comply with the requirements of the Internal Revenue Code of 1986, as amended, and regulations thereunder, applicable to regulated investment companies and to distribute, with respect to each taxable year, all of its taxable income to shareholders. Therefore, no federal income tax provision is required. The Portfolio files U.S. federal tax returns. No income tax returns are currently under examination. The Portfolio’s federal tax returns for the prior three fiscal years remain subject to examination by the Internal Revenue Service. As of December 31, 2013, the Portfolio had no uncertain tax positions that would require financial statement recognition, or de-recognition or disclosure.

Dividends and Distributions to Shareholders - The Portfolio records dividends and distributions on the ex-dividend date. Net realized gains from security transactions (if any) are generally distributed annually to shareholders. The timing and characterization of certain income and capital gains distributions are determined in accordance with federal tax regulations that may differ from GAAP. Permanent book and tax basis differences relating to shareholder distributions will result in reclassification between under/over distributed net investment income, accumulated net realized gains/losses, and paid-in surplus. Book-tax differences are primarily due to premium amortization, paydown gain/loss reclasses, defaulted bond adjustments, and foreign currency transactions. These adjustments have no impact on net assets or the results of operations.

Securities Lending - The Portfolio may lend its portfolio securities to certain qualified brokers who borrow securities in order to complete certain securities transactions. By lending its portfolio securities, the Portfolio attempts to increase its net investment income through the receipt of income on collateral held from securities on loan. Any gain or loss in the market price of the loaned securities that might occur and any interest earned or dividends declared during the term of the loan would accrue to the account of the Portfolio.

The Trust has entered into a securities lending arrangement with the custodian. Under this arrangement, the custodian is authorized to loan portfolio securities on the Portfolio’s behalf. In exchange, the Portfolio receives either cash or securities as collateral against the loaned securities. The Portfolio receives collateral at least equal to 102% of the market value of the loaned securities (105% for foreign equity securities), at each loan’s inception. Collateral representing at least 100% of the market value of the loaned securities must be maintained for the duration of the loan. A liability for cash collateral is reflected on the Statement of Assets and Liabilities, and is categorized as Level 2 within the fair value hierarchy. Cash collateral is generally invested in the State Street Navigator Securities Lending MET Portfolio (the “Navigator Portfolio”), a series of the State Street Navigator Securities Lending Trust that is managed by an affiliate of the custodian. The Navigator Portfolio is a registered money market fund that invests in a variety of high-quality, U.S. dollar-denominated instruments. If the market value of the collateral at the close of trading on a business day is less than 100% of the market value of the loaned securities at the close of trading on that day, the borrower shall be required to deliver, by the close of business on the following business day, an additional amount of collateral, so that the total amount of posted collateral is equal to at least 100% of the market value of all the loaned securities as of such preceding day. A portion of net income (income after the deduction of expenses and fees of the Navigator Portfolio) on the collateral is rebated to the borrower of the securities and the remainder is split between the custodian and the Portfolio. On loans collateralized by U.S. Treasuries, a fee is received from the borrower and is allocated between the Portfolio and the custodian. The risks associated with lending portfolio securities include, but are not limited to, possible delays in receiving additional collateral or in the recovery of the loaned securities, possible loss of rights in the collateral should the borrower fail financially, as well as risk of loss in the value of the collateral or the value of the investments made with the collateral. The lending agent has agreed to indemnify the Portfolio in the case of default of any securities borrower. Income received by the Portfolio in securities lending transactions during the year ended December 31, 2013 is reflected as Securities lending income on the Statement of Operations. Any outstanding loans by the Portfolio at December 31, 2013 are disclosed in the footnotes to the Schedule of Investments.

Repurchase Agreements - The Portfolio may enter into repurchase agreements, under the terms of a Master Repurchase Agreement, with selected commercial banks and broker-dealers, under which the Portfolio acquires securities as collateral and agrees to resell the securities at an agreed upon time and at an agreed-upon price. The Portfolio, through the custodian or a subcustodian, receives delivery of the underlying securities collateralizing any repurchase agreements. The Portfolio requires the custodian to take

MSF-29

Metropolitan Series Fund

Western Asset Management Strategic Bond Opportunities Portfolio

Notes to Financial Statements—December 31, 2013—(Continued)

possession, to have legally segregated in the Federal Reserve Book Entry System, or to have segregated within the custodian’s vault, all securities held as collateral for repurchase agreements. It is the Portfolio’s policy that the market value of the collateral be at least equal to 100% of the repurchase price in the case of a repurchase agreement of one-day duration and at least equal to 102% of the repurchase price in the case of all other repurchase agreements. In the event of default or failure by a party to perform an obligation in connection with any repurchase transaction, the Master Repurchase Agreement gives the non-defaulting party the right to set-off claims and to apply property held by it in connection with any repurchase transaction against obligations owed to it.

At December 31, 2013, the Portfolio had investments in repurchase agreements with a gross value of $69,993,000, which is included as part of investments at value on the Statement of Assets and Liabilities. The value of the related collateral exceeded the value of the repurchase agreements at December 31, 2013.

Mortgage Dollar Rolls - The Portfolio may enter into mortgage “dollar rolls” in which a Portfolio sells to-be-announced (“TBA”) mortgage-backed securities for delivery in the current month and simultaneously contracts to repurchase substantially similar (same type, coupon, and maturity) securities on a specified future date. For the duration of the transaction, or roll period, the Portfolio foregoes principal (including prepayments of principal) and interest paid on the securities sold. Dollar rolls are accounted for as purchase and sale transactions; gain or loss is recognized at the commencement of the term of the dollar roll and each time the mortgage-backed security is rolled.

Mortgage dollar roll transactions involve the risk that the market value of the securities that the Portfolio is required to reacquire may be less than the agreed-upon repurchase price of those securities and that the investment performance of securities purchased with proceeds from these transactions does not exceed the income, capital appreciation and gain or loss that would have been realized on the securities transferred or sold, as applicable, as part of the treasury or mortgage dollar roll.

Mortgage Related and Other Asset-Backed Securities - The Portfolio may invest in mortgage-related or other asset-backed securities. These securities may include mortgage pass-through securities, collateralized mortgage obligations (“CMOs”), commercial mortgage-backed securities, CMO residuals, stripped mortgage backed securities (“SMBS”), and other securities that directly or indirectly represent a participation in, or are secured by or payable from, mortgage loans on real property or other receivables. The value of some mortgage- or asset-backed securities may be particularly sensitive to changes in prevailing interest rates. Early repayment of principal on some mortgage-related securities may expose the Portfolio to a lower rate of return upon reinvestment of principal. The value of these securities may fluctuate in response to the market’s perception of the creditworthiness of the issuers. Additionally, although mortgages and mortgage-related securities are generally supported by some form of government or private guarantee and/or insurance, there is no assurance that private guarantors or insurers will meet their obligations.

In one type of SMBS, one class receives all of the interest from the mortgage assets (the interest-only or “IO” class), while the other class will receive all of the principal (the principal-only or “PO” class). Because principal will not be received at the maturity of an IO, adjustments are made to the book value of the security until maturity. These adjustments are netted against payments received for the IOs and the net amount is included in interest income on the Statement of Operations of the Portfolio. Payments received for POs are treated as reductions to the cost and par value of the securities. Details of mortgage related and other asset-backed securities held by the Portfolio are included in the Portfolio’s Schedule of Investments.

The Portfolio may invest a significant portion of its assets in securities of issuers that hold mortgage and asset-backed securities and direct investments in securities backed by commercial and residential mortgage loans and other financial assets. The value and related income of these securities are sensitive to changes in economic conditions, including delinquencies and/or defaults, and may be negatively impacted by increased volatility of market prices and periods of illiquidity.

When-Issued and Delayed-Delivery Securities - The Portfolio may purchase securities on a when-issued or delayed-delivery basis. Settlement of such transactions normally occurs within a month or more after the purchase commitment is made. The Portfolio may purchase securities under such conditions only with the intention of actually acquiring them, but may enter into a separate agreement to sell the securities before the settlement date. Since the value of securities purchased may fluctuate prior to settlement, the Portfolio may be required to pay more at settlement than the security is worth. In addition, the purchaser is not entitled to any of the interest earned prior to settlement.

Upon making a commitment to purchase a security on a when-issued or delayed-delivery basis, the Portfolio will hold liquid assets in a segregated account with the Portfolio’s custodian, or set aside liquid assets in the Portfolio’s records, worth at least the equivalent of the amount due. The liquid assets will be monitored on a daily basis and adjusted as necessary to maintain the necessary value.

TBA Purchase & Forward Sale Commitments - The Portfolio may enter into TBA commitments to purchase or sell securities for a fixed price at a future date. TBA commitments are considered securities in themselves, and involve a risk of loss if the value of the security to be purchased or sold declines or increases prior to settlement date, which is in addition to the risk of decline in the value of the Portfolio’s other assets. TBA forward sales commitments are valued at the current market value of the underlying securities, according to the procedures described under “Investment Valuation and Fair Value Measurements”.

MSF-30

Metropolitan Series Fund

Western Asset Management Strategic Bond Opportunities Portfolio

Notes to Financial Statements—December 31, 2013—(Continued)

High Yield Debt Securities - The Portfolio may invest in high yield debt securities, or “junk bonds,” which are securities that are rated below “investment grade” or, if not rated, are of equivalent quality. A portfolio with high yield debt securities generally will be exposed to greater market risk and credit risk than a portfolio that invests only in investment grade debt securities because issuers of high yield debt securities are generally less secure financially, are more likely to default on their obligations, and their securities are more sensitive to interest rate changes and downturns in the economy. In addition, the secondary market for lower-rated debt securities may not be as liquid as that for more highly rated debt securities. As a result, the Portfolio’s Subadviser may find it more difficult to value lower-rated debt securities or sell them and may have to sell them at prices significantly lower than the values assigned to them by the Portfolio.

3. Investments in Derivative Instruments

Forward Foreign Currency Exchange Contracts - The Portfolio may enter into forward foreign currency exchange contracts to obtain investment exposure, enhance return or hedge or protect its portfolio holdings against the risk of future movements in certain foreign currency exchange rates. When entering into these contracts, the Portfolio agrees to receive or deliver a fixed quantity of foreign currency for an agreed-upon price on an agreed-upon future date. These contracts are valued daily and the Portfolio’s net equity therein, representing unrealized gain or loss on the contracts as measured by the difference between the forward foreign exchange rates at the dates of entry into the contracts and the forward foreign exchange rates at the valuation date, is included in the Statement of Assets and Liabilities. When a contract is closed, the Portfolio recognizes a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

Realized and unrealized gains and losses on forward foreign currency exchange contracts are included in the Statement of Operations. These contracts involve market and/or credit risk in excess of the amount recognized in the Statement of Assets and Liabilities. The use of forward foreign currency exchange contracts does not eliminate fluctuations in the underlying prices of the securities of the Portfolio, but it does establish a rate of exchange that can be achieved in the future. Although forward foreign currency exchange contracts may limit the risk of loss due to a decline in the value of the currency holdings, they also limit any potential gain that might result should the value of the currency increase. In addition, the Portfolio could be exposed to losses if the counterparties to the contracts are unable to meet the terms of the contracts. The Portfolio’s maximum potential loss from such contracts is the aggregate face value in U.S. dollars at the time the contract was opened.

Futures Contracts - The Portfolio may buy and sell futures contracts as a hedge, to maintain investment exposure to a target asset class or to enhance return. The Portfolio may be subject to fluctuations in equity prices, interest rates, commodity prices, and foreign currency exchange rates in the normal course of pursuing its investment objective. Futures contracts are standardized agreements to buy or sell a security, or deliver a final cash settlement price in connection with an index, interest rate, currency, or other asset. The Portfolio must deposit an amount (“initial margin”) equal to a certain percentage of the face value of the futures contract. The initial margin may be in the form of cash or securities, which is returned when the Portfolio’s obligations under the contract have been satisfied. If cash is deposited as the initial margin, it is shown as cash collateral on the Statement of Assets and Liabilities. Futures contracts are marked-to-market daily, and subsequent payments (“variation margin”) are made or received by the Portfolio depending on whether unrealized gains or losses are incurred. These amounts are reflected as receivables or payables on the Statement of Assets and Liabilities and as a component of net change in unrealized appreciation/depreciation on the Statement of Operations. When the contract is closed or expires, the Portfolio records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. Risks of entering into futures contracts (and related options) include the possibility that the market for these instruments may be illiquid and that a change in the value of the contract or option may not correlate perfectly with changes in the value of the underlying instrument. Futures contracts are exchange-traded and the exchange’s clearinghouse, as counterparty to all exchange-traded futures, guarantees the futures contracts against default. For over-the-counter futures the Portfolio’s ability to terminate the positions may be more limited than in the case of exchange-traded positions and may also involve the risk that securities dealers participating in such transactions would fail to meet their obligations to the Portfolio.

Options Contracts - An option contract purchased by the Portfolio gives the Portfolio the right, but not the obligation, to buy (call) or sell (put) an underlying instrument at a fixed exercise price during a specified period. Call options written by the Portfolio give the holder the right to buy the underlying instrument from the Portfolio at a fixed exercise price; put options written by the Portfolio give the holder the right to sell the underlying instrument to the Portfolio at a fixed exercise price.

The Portfolio may use options to hedge against changes in values of securities the Portfolio owns or expects to purchase, to maintain exposure to the broad equity markets or to enhance return. Writing puts or buying calls tends to increase the Portfolio’s exposure to the underlying instrument and writing calls or buying puts tends to decrease the Portfolio’s exposure to the underlying instrument, and can be used to hedge other Portfolio investments. For options used to hedge the Portfolio’s investments, the potential risk to the Portfolio is that the change in value of options contracts may not correspond perfectly to the change in value of the hedged instruments. The Portfolio also bears the risk of an unfavorable change in the value of the underlying instrument or the risk that the Portfolio may not be able to enter into a closing transaction due to an illiquid market. The Portfolio’s maximum risk of loss from counterparty credit risk, as opposed to investment and other types of risk, in respect of purchased options is typically the premium initially paid for the option plus any unrealized gains.

MSF-31

Metropolitan Series Fund

Western Asset Management Strategic Bond Opportunities Portfolio

Notes to Financial Statements—December 31, 2013—(Continued)

The main risk associated with purchasing an option is that the option expires without being exercised. In this case, the option is worthless when it expires and the premium paid for the option is considered a realized loss. The risk associated with writing a call option is that the Portfolio may forgo the opportunity for a profit if the market value of the underlying instrument increases and the option is exercised, requiring the Portfolio to sell the underlying instrument at a price below its market value. When the Portfolio writes a call option on a security it does not own, its exposure on such an option is theoretically unlimited. The risk in writing a put option is that the Portfolio may incur a loss if the market value of the underlying instrument decreases and the option is exercised, requiring the Portfolio to purchase the underlying instrument at a price above its market value. In addition, the Portfolio risks not being able to enter into a closing transaction for the written option as the result of an illiquid market for the option.

Purchases of put and call options are recorded as investments, the value of which are marked-to-market daily. When a purchased option expires without being exercised, the Portfolio will realize a loss equal to the premium paid. When the Portfolio enters into a closing sale transaction, the Portfolio will realize a gain or loss depending on whether the sales proceeds from the closing sale transaction are greater or less than the premium initially paid for the option. When the Portfolio exercises a put option, it will realize a gain or loss from the sale of the underlying instrument and the proceeds from such sale will be decreased by the premium originally paid for the put option. When the Portfolio exercises a call option, the cost of the security which the Portfolio purchases upon exercise will be increased by the premium originally paid for the call option.

The premium received for a written option is recorded as an asset and an equivalent liability. The liability is subsequently marked to market to reflect the current value of the option written. When a written option expires without being exercised or the Portfolio enters into a closing purchase transaction, the Portfolio realizes a gain (or loss if the cost of the closing purchase transaction exceeds the premium received when the option was sold) without regard to any unrealized gain or loss on the underlying instrument and the liability related to such option is eliminated. When a written call option is exercised, the Portfolio realizes a gain or loss, as adjusted for the premium received, from the sale of the underlying instrument. When a written put option is exercised, the premium received is offset against the amount paid for the purchase of the underlying instrument.

The purpose of inflation-capped options is to protect the buyer from inflation, above a specified rate, eroding the value of investments in inflation-linked products with a given notional exposure. Inflation-capped options are used to give downside protection to investments in inflation-linked products by establishing a floor on the value of such products.

Swap Agreements - The Portfolio may enter into swap agreements in which the Portfolio and a counterparty agree to either make periodic net payments on a specified notional amount or net payment upon termination. Swap agreements are either privately negotiated in the over-the-counter market (“OTC swaps”) or executed in a multilateral or other trade facility platform, such as a registered commodities exchange (“centrally-cleared swaps”). The Portfolio may enter into swap agreements for the purposes of managing exposure to interest rate, credit or market risk, or for other purposes. In connection with these agreements, securities or cash may be paid or received, as applicable, by the Portfolio as collateral or margin in accordance with the terms of the respective swap agreements to provide assets of value and recourse in the event of default or bankruptcy/insolvency. Securities posted by the Portfolio as collateral for swap contracts are identified in the Schedule of Investments and restricted cash, if any, is reflected on the Statement of Assets and Liabilities.

Centrally-Cleared Swaps: Certain clearinghouses currently offer clearing for limited types of derivatives transactions, principally credit derivatives. In a cleared derivative transaction, a Portfolio typically enters into the transaction with a financial institution counterparty, and performance of the transaction is effectively guaranteed by a central clearinghouse, thereby reducing or eliminating the Portfolio’s exposure to the credit risk of the original counterparty. The Portfolio typically will be required to post specified levels of margin with the clearinghouse or at the instruction of the clearinghouse; the margin required by a clearinghouse may be greater than the margin the Portfolio would be required to post in an uncleared derivative transaction. Only a limited number of derivative transactions are currently eligible for clearing.

Swap agreements are marked-to-market daily. The fair value of an OTC swap is reflected on the Statement of Assets and Liabilities. The changes in value, if any, are reflected as a component of net change in unrealized appreciation/depreciation on the Statement of Operations. Daily changes in valuation of centrally cleared swaps, if any, are recorded as a receivable or payable for variation margin on the Statement of Assets and Liabilities and as a component of unrealized appreciation/depreciation on the Statement of Operations. Upfront payments paid or received upon entering into the swap agreement compensate for differences between the stated terms of the swap agreement and prevailing market conditions (such as credit spreads, currency exchange rates, interest rates, and other relevant factors). Upon termination or maturity of the swap, upfront premiums are recorded as realized gains or losses on the Statement of Operations. A liquidation payment received or made at the termination of the swap is recorded as realized gain or loss on the Statement of Operations. Net periodic payments received or paid by the Portfolio are included as part of realized gains or losses on the Statement of Operations.

Swap transactions involve, to varying degrees, elements of interest rate, credit, and market risk in excess of the amounts recognized in the Statement of Assets and Liabilities. Such risks involve the possibility that there will be no liquid market for these agreements, that the counterparty to the agreements may default on its obligation to perform, or that there may be unfavorable changes in market

MSF-32

Metropolitan Series Fund

Western Asset Management Strategic Bond Opportunities Portfolio

Notes to Financial Statements—December 31, 2013—(Continued)

conditions or interest rates. In addition, entering into swap agreements involves documentation risk resulting from the possibility that the parties to a swap agreement may disagree as to the meaning of contractual terms in the agreement. The Portfolio may enter into swap transactions with counterparties in accordance with guidelines established by the Board. These guidelines provide for a minimum credit rating for each counterparty and various credit enhancement techniques (for example, collateralization of amounts due from counterparties) to limit exposure to counterparties that have lower credit ratings. A Portfolio’s maximum risk of loss from counterparty credit risk is the discounted value of the net cash flows to be received from the counterparty over the contract’s remaining life, to the extent that amount is positive, or the fair value of the contract. The risk may be mitigated by having a master netting arrangement between the Portfolio and the counterparty and by the posting of collateral by the counterparty to cover the Portfolio’s exposure to the counterparty. Counterparty risk related to centrally-cleared swaps is mitigated due to the protection against defaults provided by the exchange on which these contracts trade.

At December 31, 2013, the Portfolio had the following derivatives, categorized by risk exposure:

	Asset Derivatives		Liability Derivatives
Risk Exposure	Statement of Assets & Liabilities Location	Fair Value	Statement of Assets & Liabilities Location	Fair Value
Interest Rate	Unrealized appreciation on centrally cleared swap contracts* (a)	$63,646
	Unrealized appreciation on futures contracts** (a)	412,802	Unrealized depreciation on futures contracts** (a)	$1,454,177
			Written options at value	1
Foreign Exchange	Unrealized appreciation on forward foreign currency exchange contracts	4,549,349	Unrealized depreciation on forward foreign currency exchange contracts	785,032

Total		$5,025,797		$2,239,210

*	Represents the unrealized appreciation/depreciation of centrally cleared swaps as reported in the Schedule of Investments. Only the variation margin is reported within the Statement of Assets and Liabilities.
**	Includes cumulative appreciation/depreciation of futures contracts as reported in the Schedule of Investments. Only the current day’s variation margin is reported within the Statement of Assets and Liabilities.
(a)	Financial instrument not subject to a master netting agreement.

The Portfolio is required to disclose the impact of offsetting assets and liabilities represented in the Statement of Assets and Liabilities to enable users of the financial statements to evaluate the effect or potential effect of netting arrangements on its financial position for recognized assets and liabilities.

The following table presents the Portfolio’s derivative assets by counterparty net of amounts available for offset under a master netting agreement (“MNA”), or similar agreement, and net of the related collateral received by the Portfolio as of December 31, 2013.

Counterparty	Derivative Assets subject to a MNA by Counterparty	Financial Instruments available for offset	Collateral Received†	Net Amount*
Bank of America N.A.	$3,450,547	$(652,405)	$—	$2,798,142
Barclays Bank plc	192,160	—	—	192,160
Citibank N.A.	701,507	(117,542)	—	583,965
Goldman Sachs International	174,309	(15,086)	—	159,223
UBS AG	30,826	—	—	30,826

	$4,549,349	$(785,033)	$—	$3,764,316

The following table presents the Portfolio’s derivative liabilities by counterparty net of amounts available for offset under a master netting agreement, or similar agreement, and net of the related collateral pledged by the Portfolio as of December 31, 2013.

Counterparty	Derivative Liabilities subject to a MNA by Counterparty	Financial Instruments available for offset	Collateral Pledged†	Net Amount**
Bank of America N.A.	$652,405	$(652,405)	$—	$—
Citibank N.A.	117,542	(117,542)	—	—
Goldman Sachs International	15,086	(15,086)	—	—

	$785,033	$(785,033)	$—	$—

*	Net amount represents the net amount receivable from the counterparty in the event of default.
**	Net amount represents the net amount payable due to the counterparty in the event of default.
†	In some instances, the actual collateral received and/or pledged may be more than the amount shown here due to overcollateralization.

MSF-33

Metropolitan Series Fund

Western Asset Management Strategic Bond Opportunities Portfolio

Notes to Financial Statements—December 31, 2013—(Continued)

Transactions in derivative instruments during the year ended December 31, 2013 were as follows:

Statement of Operations Location—Net Realized Gain (Loss)	Interest Rate	Credit	Foreign Exchange	Total
Investments (a)	$(2,760,945)	$(4,974,708)	$(1,323,993)	$(9,059,646)
Forward foreign currency transactions	—	—	(1,187,185)	(1,187,185)
Futures contracts	(1,472,233)	—	—	(1,472,233)
Written options	3,962,741	4,780,221	295,373	9,038,335

	$(270,437)	$(194,487)	$(2,215,805)	$(2,680,729)

Statement of Operations Location—Net Change in Unrealized Appreciation (Depreciation)	Interest Rate	Credit	Foreign Exchange	Total
Investments (a)	$(1,713,369)	$(896,062)	$(59,079)	$(2,668,510)
Forward foreign currency transactions	—	—	4,001,794	4,001,794
Futures contracts	(364,369)	—	—	(364,369)
Swap contracts	63,646	—	—	63,646
Written options	1,549,226	857,387	(47,246)	2,359,367

	$(464,866)	$(38,675)	$3,895,469	$3,391,928

For the year ended December 31, 2013, the average amount or number per contract outstanding for each derivative type was as follows:

Derivative Description	Average Notional Par or Face Amount‡
Investments (a)	$289,459,728
Forward Foreign currency transactions	145,413,816
Futures contracts long	126,266,667
Futures contracts short	(114,025,000)
Swap contracts	158,000,000
Written options	(371,986,059)

‡	Averages are based on activity levels during 2013.
(a)	Includes purchased options which are part of net realized gain (loss) on investments and net change in unrealized appreciation (depreciation) on investments as shown in the Statement of Operations.

Written Options

The Portfolio transactions in written options during the year December 31, 2013:

Call Options	Notional Amount	Number of Contracts	Premium Received
Options outstanding December 31, 2012	$—	—	$—
Options written	281,113,600	7,555	2,992,897
Options bought back	(224,000,000)	(913)	(399,946)
Options expired	(57,113,600)	(6,642)	(2,592,951)

Options outstanding December 31, 2013	$—	—	$—

Put Options	Notional Amount	Number of Contracts	Premium Received
Options outstanding December 31, 2012	$838,000,000	415	$2,601,256
Options written	1,613,000,000	5,244	6,886,700
Options bought back	(47,500,000)	(3,174)	(1,867,741)
Options expired	(2,245,500,000)	(2,485)	(5,929,680)

Options outstanding December 31, 2013	$158,000,000	—	$1,690,535

4. Certain Risks

Market Risk: In the normal course of business, the Portfolio invests in securities and enters into transactions where risks exist due to fluctuations in the market (market risk) or failure of the other party to a transaction to perform (credit and counterparty risk). The

MSF-34

Metropolitan Series Fund

Western Asset Management Strategic Bond Opportunities Portfolio

Notes to Financial Statements—December 31, 2013—(Continued)

value of securities held by the Portfolio may decline in response to certain events, including those directly involving the companies whose securities are owned by the Portfolio; conditions affecting the general economy; overall market changes; local, regional or global political, social or economic instability; currency, interest rate, and price fluctuations.

Credit and Counterparty Risk: The Portfolio may be exposed to counterparty risk, or the risk that an entity with which the Portfolio has unsettled or open transactions may default. The potential loss could exceed the value of the financial assets and liabilities recorded in the financial statements. Financial assets that potentially expose the Portfolio to credit and counterparty risk consist principally of cash due from counterparties and investments. The Portfolio manages counterparty risk by entering into agreements only with counterparties that it believes have the financial resources to honor their obligations and by monitoring the financial stability of those counterparties. The Portfolio’s investment adviser attempts to mitigate counterparty risk by (i) periodically assessing the creditworthiness of its trading partners, (ii) monitoring and/or limiting the amount of its net exposure to each individual counterparty based on its assessment, and (iii) requiring collateral from the counterparty for certain transactions. In order to preserve certain safeguards for non-standard settlement trades, the Portfolio restricts its exposure to credit and counterparty losses by entering into master netting agreements with counterparties (approved brokers) with whom it undertakes a significant volume of transactions. Master Agreements govern the terms of certain transactions, and reduce the counterparty risk associated with relevant transactions by specifying credit protection mechanisms and providing standardization that improves legal certainty. Master Agreements can also help limit counterparty risk by specifying collateral posting arrangements at pre-arranged exposure levels. Collateral requirements may differ by type of derivative or investment, as applicable. Collateral or margin requirements are set by the broker or exchange clearing house for exchange traded derivatives (e.g., futures contracts and exchange traded options) while collateral terms are contract specific for over-the-counter traded derivatives (e.g., forward foreign currency exchange contracts, swap agreements and over-the-counter options).

For derivatives traded under an International Swaps and Derivatives Association, Inc. Master Agreement (“ISDA Master Agreement”) or similar master agreement, the collateral requirements are netted across all transactions traded under such agreement and one amount is posted from one party to the other to collateralize such obligations. The ISDA Master Agreement gives each party to the agreement the right to terminate all transactions traded under such agreement if there is a certain deterioration in the credit quality of the other party. The ISDA Master Agreement gives the Portfolio the right, upon an event of default by the applicable counterparty or a termination of the agreement, to close out all transactions traded under such agreement and to net amounts owed under each transaction to one net amount payable by one party to the other. This right to close out and net payments across all transactions traded under the ISDA Master Agreement could result in a reduction of the Portfolio’s credit risk to such counterparty equal to any amounts payable by the Portfolio under the applicable transactions, if any. However, absent an event of default by the counterparty or a termination of the agreement, the ISDA Master Agreement does not result in an offset of reported amounts of assets and liabilities in the Statement of Assets and Liabilities across transactions between the Portfolio and the applicable counterparty. The enforceability of the right to offset may vary by jurisdiction. Cash collateral that has been pledged to cover obligations of the Portfolio under derivative contracts, if any, will be reported separately in the Statement of Assets and Liabilities. Securities pledged as collateral, if any, for the same purpose are noted in the Schedule of Investments.

Repurchase and reverse repurchase agreements are primarily executed under Global Master Repurchase Agreements (“GMRAs”) or Master Repurchase Agreements (“MRAs”), which provide the rights to set-off. Each repurchase and reverse repurchase agreement is initially collateralized at the transaction level. In the event of default, the total market value exposure will be offset against collateral exchanged to date, which would result in a net receivable/(payable) that would be due from/to the counterparty.

Master Securities Forward Transaction Agreements (“Master Forward Agreements”) govern the considerations and factors surrounding the settlement of certain forward settling transactions, such as To-Be-Announced securities, delayed-delivery or secured borrowings transactions by and between the Portfolio and select counterparties. The Master Forward Agreements maintain provisions for, among other things, initiation and confirmation, payment and transfer, events of default, termination, and maintenance of collateral.

Customer Account Agreements and related addendums govern cleared derivatives transactions such as futures, options on futures, and cleared OTC derivatives. Cleared derivative transactions require posting of initial margin as determined by each relevant clearing agency which is segregated at a broker account registered with the Commodities Futures Trading Commission (CFTC), or the applicable regulator. In the U.S., counterparty risk is significantly reduced as creditors of the futures broker do not have claim to Portfolio assets in the segregated account. Additionally, portability of exposure in the event of default further reduces risk to the Portfolio. Variation margin, or changes in market value, are exchanged daily, but may not be netted between futures and cleared OTC derivatives.

Additional risks associated with each type of investment are described above within the respective security type notes. The Portfolio’s prospectus includes a discussion of the principal risks of investing in the Portfolio.

MSF-35

Metropolitan Series Fund

Western Asset Management Strategic Bond Opportunities Portfolio

Notes to Financial Statements—December 31, 2013—(Continued)

5. Investment Transactions

Aggregate cost of purchases and proceeds of sales of investment securities, including mortgage dollar roll and TBA transactions but excluding short-term securities, for the year ended December 31, 2013 were as follows:

Purchases		Sales
U.S. Government	Non U.S. Government	U.S. Government	Non U.S. Government
$800,397,487	$489,242,233	$883,222,462	$443,299,148

Purchases and sales of mortgage dollar rolls and TBA transactions for the year ended December 31, 2013 were $723,984,254 and $731,602,982, respectively.

6. Investment Management Fees and Other Transactions with Affiliates

Investment Management Agreement - MetLife Advisers is the investment adviser to the Portfolio. The Trust has entered into an investment management agreement with MetLife Advisers with respect to the Portfolio. For providing investment management services to the Portfolio, MetLife Advisers receives monthly compensation at the following annual rates:

Management Fees earned by MetLife Advisers for the year ended December 31, 2013	% per annum	Average Daily Net Assets
$5,979,637	0.650%	Of the first $500 Million
	0.550%	On amounts in excess of $500 Million

MetLife Advisers has entered into an investment subadvisory agreement with respect to the Portfolio. Western Asset Management Company is compensated by MetLife Advisers to provide subadvisory services for the Portfolio.

Management Fee Waivers - Pursuant to an expense agreement, MetLife Advisers agreed, for the period April 29, 2013 through April 27, 2014, to reduce its advisory fees set out above under “Investment Management Agreement” for each class of the Portfolio as follows:

% per annum	Average Daily Net Assets
0.055%	On the first $500 Million
0.025%	On the next $500 Million
0.050%	On amounts in excess of $1 Billion

An identical expense agreement was in place for the period January 1, 2012 through April 28, 2013. Amounts waived for the year ended December 31, 2013 are shown as management fee waivers in the Statement of Operations.

Certain officers and trustees of the Trust may also be officers of MetLife Advisers; however, such officers and trustees receive no compensation from the Trust.

Transfer Agency Agreement - MetLife serves as the transfer agent for the Trust. MetLife receives no fees for its services to the Trust under the transfer agency agreement.

Distribution and Service Fees - The Trust has a distribution agreement with MetLife Investors Distribution Company (“MIDC” or the “Distributor”) in which MIDC serves as the distributor for the Portfolio’s Class A, B and E Shares. MIDC is a wholly-owned subsidiary of MetLife Investors Group, Inc., an affiliate of the Adviser. The Trust has also adopted a Distribution and Service Plan under Rule 12b-1 of the 1940 Act for the Portfolio’s Class B and E Shares. Under the Distribution and Service Plan, the Class B and E Shares of the Portfolio pay a fee to compensate the Insurance Companies (or their affiliates) and other broker-dealers and financial intermediaries involved in the offer and sale of Portfolio shares for promoting or selling and servicing the Class B and E Shares. The fees under the Distribution and Service Plan for each class of the Portfolio’s shares are calculated as a percentage of the Portfolio’s average daily net assets that are attributable to that Class. Currently, the fee is 0.25% per year for Class B Shares and 0.15% per year for Class E Shares. Amounts incurred by the Portfolio for the year ended December 31, 2013 are shown as Distribution and service fees in the Statement of Operations.

Deferred Trustee Compensation - Each Trustee who is not currently an employee of the Adviser or any of its affiliates receives compensation from the Trust for his or her service to the Trust. A deferred compensation plan (the “Plan”) is available to the Trustees on a voluntary basis. Deferred amounts remain in the Trust until distributed in accordance with the provisions of the Plan. The value of a participating Trustee’s deferral account is based on theoretical investments of deferred amounts, on the normal payment dates in certain portfolios of the Trust or Met Investors Series Trust, an affiliate of the Trust, as designated by the participating Trustee.

MSF-36

Metropolitan Series Fund

Western Asset Management Strategic Bond Opportunities Portfolio

Notes to Financial Statements—December 31, 2013—(Continued)

Changes in the value of participants’ deferral accounts are reflected as Trustees’ fees and expenses in the Statement of Operations. The portion of the accrued obligations allocated to the Portfolio under the Plan is reflected as Deferred trustees’ fees in the Statement of Assets and Liabilities.

7. Contractual Obligations

Under the Trust’s organizational documents, its officers and Trustees may be indemnified against certain liabilities and expenses arising out of the performance of their duties to the Trust. Additionally, the Trust has a variety of indemnification obligations under contracts with its service providers. The Trust’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Trust that have not yet occurred.

8. Income Tax Information

The tax character of distributions paid for the periods ended December 31, 2013 and 2012 was as follows:

Ordinary Income		Long-Term Capital Gain		Total
2013	2012	2013	2012	2013	2012
$46,899,918	$34,924,249	$—	$—	$46,899,918	$34,924,249

As of December 31, 2013, the components of distributable earnings (accumulated losses) on a federal income tax basis were as follows:

Undistributed Ordinary Income	Undistributed Long-Term Capital Gain	Net Unrealized Depreciation	Loss Carryforwards	Other Accumulated Capital Losses	Total
$53,169,475	$—	$(24,823,433)	$(16,715,740)	$(620,227)	$11,010,075

The Portfolio utilizes the provisions of the federal income tax laws that provide for the carryforward of capital losses for prior years, offsetting such losses against any future realized capital gains. Under the Regulated Investment Company Modernization Act of 2010 (the “Act”), net capital losses recognized after December 22, 2010 may be carried forward indefinitely and their character is retained as short-term and/or long-term losses. Previously, net capital losses were carried forward for up to eight years and treated as short-term losses. As a transition rule, the Act requires that post-enactment net capital losses be used before pre-enactment net capital losses.

As of December 31, 2013, there were post-enactment short-term accumulated capital losses of $620,227. The pre-enactment accumulated capital loss carryforwards and expiration dates were as follows:

Expiring 12/31/2018	Expiring 12/31/2017	Total
$2,454,113	$14,261,627	$16,715,740

MSF-37

Metropolitan Series Fund

Western Asset Management Strategic Bond Opportunities Portfolio

Report of Independent Registered Public Accounting Firm

To the Shareholders of Western Asset Management Strategic Bond Opportunities Portfolio and the Board of Trustees of Metropolitan Series Fund:

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Western Asset Management Strategic Bond Opportunities Portfolio, one of the portfolios constituting Metropolitan Series Fund (the “Trust”) as of December 31, 2013, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Trust’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Trust is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Trust’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2013, by correspondence with the custodian and brokers; where replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Western Asset Management Strategic Bond Opportunities Portfolio of Metropolitan Series Fund, as of December 31, 2013, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

Deloitte & Touche LLP

Boston, Massachusetts

February 27, 2014

MSF-38

Metropolitan Series Fund

Trustees and Officers of Metropolitan Series Fund

The Trustees and executive officers of the Trust, their ages and their principal occupations during the past five years are set forth below. Unless otherwise indicated, the business address of each is One Financial Center, Boston, MA 02111. Each Trustee who is deemed an “interested person,” as such term is defined in the 1940 Act, is indicated by an asterisk. Those Trustees who are not “interested persons” as defined in the 1940 Act are referred to as “Independent Trustees.” Additional information about the Trustees is available in the Statement of Additional Information, which is available without charge, upon request, by calling (800) 848-3854.

Trustees of the Trust

Name and Age	Position(s) Held with Registrant	Term of Office and Length of Time Served	Principal Occupation(s) During the Past 5 Years(1)	Number of Portfolios in Fund Complex(2) overseen	Other Directorships Held by Trustee During the Past 5 Years(1)
Interested Trustee
Elizabeth M. Forget* (47)	Trustee, Chairman of the Board, President and Chief Executive Officer	Indefinite; From May 2006 (President and Chief Executive Officer)/ August 2006 (Trustee and Chairman of the Board) to present	Senior Vice President, MetLife Inc.; President, MetLife Advisers, LLC and a predecessor company.	79	Trustee, Met Investors Series Trust (the “MIST Trust”);** various MetLife-affiliated boards.

Independent Trustees
Stephen M. Alderman (54)	Trustee	Indefinite; From April 2012 to present	Shareholder in the law firm of Garfield & Merel, Ltd.	79	Trustee, MIST Trust;** Director, International Truck Leasing Corp.

Robert J. Boulware (57)	Trustee	Indefinite; From April 2012 to present	Managing Director, Pilgrim Funds, LLC (private equity fund).	79	Trustee, MIST Trust;** Trustee, Vertical Capital Income Fund (closed-end fund); Director, Gainsco, Inc. (auto insurance).

Susan C. Gause (61)	Trustee	Indefinite; From April 2012 to present	Private Investor.	79	Trustee, MIST Trust;** Trustee, HSBC Funds.

Nancy Hawthorne (62)	Trustee	Indefinite; From May 2003 to present	Chief Executive Officer, Clerestory LLC (corporate advisor).	79	MIST Trust;** Director, THL Credit, Inc.**; Director, Avid Technology, Inc.**

Barbara A. Nugent (57)	Trustee	Indefinite; From January 2014 to present	President, True North Board Governance, LLC (consulting); until 2014, partner in the law firm of Stradley Ronon Stevens & Young, LLP.	79	Trustee, MIST Trust**; Director, Episcopal Healthcare Foundation; until 2014, member, Mutual Fund Directors Forum Advisory Board.

Keith M. Schappert (62)	Trustee	Indefinite; From August 2009 to present	Principal, Schappert Consulting LLC (asset management consulting).	79	Trustee, MIST Trust;** Director, The Commonfund for Nonprofit Organizations; until 2011, Director, Trilogy Global Advisors; Director, Mirae Asset Discovery Funds,** Director, Calamos Investments.

Linda B. Strumpf (66)	Trustee	Indefinite; From May 2000 to present	Chair of the Investment Committee, Leona M. and Harry B. Helmsley Charitable Trust; until 2011, Chief Investment Officer, Leona M. and Harry B. Helmsley Charitable Trust.	79	Since 2012, Trustee, MIST Trust,** Trustee and Member of Investment Committee, The Pennsylvania State University.

Dawn M. Vroegop (47)	Trustee	Indefinite; From May 2009 to present	Private Investor.	79	Trustee, MIST Trust,** Trustee, Driehaus Mutual Funds; Director and Investment Committee Chair, City College of San Francisco Foundation.

MSF-39

Metropolitan Series Fund

Trustees and Officers of Metropolitan Series Fund—(Continued)

Executive Officers of the Trust

Name and Age	Position(s) Held with Registrant	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years(1)
Elizabeth M. Forget (47)	President, Chief Executive Officer, Trustee and Chairman of the Board	From May 2006 (President and Chief Executive Officer)/ August 2006 (Trustee and Chairman of the Board) to present	See principal occupation information in the table above.

Jeffrey L. Bernier (42)	Vice President	From February 2008 to present	Vice President, MetLife, Inc.; Senior Vice President, MetLife Advisers, LLC and a predecessor company.

Peter H. Duffy (58)	Chief Financial Officer and Treasurer	From November 2000 to present	Senior Vice President, MetLife Advisers, LLC; Vice President, MetLife, Inc.

Andrew L. Gangolf (59)	Secretary	From May 2011 to present	Senior Vice President, MetLife Advisers, LLC; Senior Vice President & Assistant General Counsel, AllianceBerstein Investments, Inc.

Jeffrey P. Halperin (46)	Chief Compliance Officer	From November 2005 to present	Vice President, MetLife, Inc.; Chief Compliance Officer, MIST; Chief Compliance Officer, MSF Trust; Chief Compliance Officer, MetLife Advisers, LLC and a predecessor company; Chief Compliance Officer, MetLife Investment Management, LLC (formerly MetLife Investment Advisors Company, LLC).

Alan C. Leland, Jr. (61)	Vice President	From February 2005 to present	Treasurer and Chief Financial Officer, MetLife Advisers, LLC; Vice President, MetLife Group Inc.; Vice President, MetLife, Inc.

*	Ms. Forget is an “interested person” of the Trust because of her positions with MetLife Advisers, LLC and her ownership of securities issued by MetLife, Inc., the ultimate parent company of MetLife Advisers, LLC.
**	Indicates a directorship with a registered investment company or a company subject to the reporting requirements of the Securities Exchange Act of 1934, as amended.
(1)	Previous positions during the past five years with the Trust, MetLife, Inc. or the Adviser are omitted if not materially different.
(2)	The Fund Complex includes 49 Portfolios of the MIST Trust and 30 Portfolios of the Trust.

MSF-40

Metropolitan Series Fund

Western Asset Management Strategic Bond Opportunities Portfolio

Board of Trustees’ Consideration of Advisory and Sub-Advisory Agreements

At an in-person meeting of the Boards of Trustees (the “Board”) of Met Investors Series Trust and Metropolitan Series Fund (“MIST” and “MSF,” respectively, and collectively, the “Trusts”) held on November 19-20, 2013, the Board, including a majority of the Trustees who are not considered to be “interested persons” of the Trusts (the “Independent Trustees”) under the Investment Company Act of 1940, as amended (the “1940 Act”), approved for an annual period the continuation of each Trust’s advisory agreement (the “Advisory Agreement”) with MetLife Advisers, LLC (the “Adviser”) and the applicable sub-advisory agreements (each a “Sub-Advisory Agreement,” and collectively with the Advisory Agreement, the “Agreements”) between the Adviser and the investment sub-advisers (each a “Sub-Adviser,” and collectively, the “Sub-Advisers”) for each of the series of the Trusts, including the Western Asset Management Strategic Bond Opportunities Portfolio (each a “Portfolio,” and collectively, the “Portfolios”).1

In considering the Agreements, the Board reviewed a variety of materials provided by the Adviser and the Sub-Advisers relating to the Portfolios, including comparative performance, fee and expense information for an appropriate peer group of similar mutual funds, performance information for relevant benchmark indices and other information regarding the nature, extent and quality of services provided by the Adviser and the Sub-Advisers under their respective Agreements. The Board also took into account its experience with the Adviser and the Sub-Advisers and information provided to the Board in its meetings throughout the year with respect to the services provided by the Adviser and the Sub-Advisers, including quarterly performance reports prepared by management containing reviews of investment results, and periodic presentations from certain of the Sub-Advisers with respect to the Portfolios they manage. The Independent Trustees also assessed reports provided by the Board’s independent consultant, who reviewed and provided analyses regarding investment performance, fees and expenses, and other information provided by, or at the direction of, the Adviser and the Sub-Advisers, as more fully discussed below.

The Independent Trustees were separately advised by independent legal counsel throughout the process, and met with independent legal counsel in periodic executive sessions. Prior to voting to continue the Agreements at the November meeting, the Independent Trustees also received a memorandum from their independent counsel discussing the legal standards for their consideration of the proposed continuation of the Agreements. The Board also met in person with personnel of the Adviser on September 17, 2013 for the specific purpose of giving preliminary consideration to the proposed continuation of the Agreements and to request additional information they considered reasonably necessary to their deliberations. The Independent Trustees also discussed the proposed continuation of the Agreements in private sessions with their independent legal counsel at which no representatives of management were present.

In considering whether to approve the renewal of the Advisory Agreement with the Adviser and any applicable Sub-Advisory Agreements with respect to a Portfolio, the Board reviewed and analyzed the factors it deemed relevant, including: (1) the nature, extent and quality of the services to be provided to the Portfolios by the Adviser and the Sub-Advisers; (2) the performance of the Portfolios as compared to a peer group and an appropriate index; (3) the Adviser’s and each of the Sub-Adviser’s personnel and operations; (4) the financial condition of the Adviser and of the Sub-Advisers; (5) the level and method of computing each Portfolio’s advisory and sub-advisory fees; (6) the profitability of the Adviser under the Advisory Agreement and of certain of the Sub-Advisers under the Sub-Advisory Agreements; (7) any “fall-out” benefits to the Adviser, the Sub-Advisers and their affiliates (i.e., ancillary benefits realized by the Adviser, the Sub-Advisers or their affiliates from the Adviser’s or Sub-Advisers’ relationship with the Trusts); (8) the anticipated effect of growth in size on Portfolio expenses; (9) fees paid to certain of the Sub-Advisers by comparable institutional and retail accounts; and (10) possible conflicts of interest.

Nature, extent and quality of services. The Board evaluated the nature, extent and quality of the services that the Adviser, and the Sub-Advisers as relevant, have provided to the Portfolios. The Board considered the Adviser’s services as investment manager to the Portfolios, including services relating to the selection and oversight of the Sub-Advisers for the applicable Portfolios. The Board considered, among other things, the Adviser’s oversight of the provision of services to the Portfolios by the Sub-Advisers, including with respect to investment activities and trading practices, and the Sub-Adviser’s compliance with fund policies, objectives and Board directives, compliance policies and procedures and applicable law. The Adviser’s services in coordinating and overseeing the activities of the Trusts’ other service providers were also considered. The Board also evaluated the expertise and performance of the personnel of the Adviser who performed services for the Portfolios throughout the year.

The Board considered information received from the Trust’s Chief Compliance Officer (“CCO”) regarding the Portfolios’ compliance policies and procedures established pursuant to Rule 38a-l under the 1940 Act. The Board also evaluated the CCO’s ongoing reports concerning the CCO’s oversight of the risk assessment processes of the Sub-Advisers.

1 The Pyramis Managed Risk Portfolio recently commenced operations and, therefore, the Agreement with respect to this Portfolio was not up for renewal.

MSF-41

Metropolitan Series Fund

Western Asset Management Strategic Bond Opportunities Portfolio

Board of Trustees’ Consideration of Advisory and Sub-Advisory Agreements—(Continued)

With respect to the services provided by each of the Sub-Advisers, the Board considered, among other things, information provided to the Board by each Sub-Adviser. The Board considered the Sub-Adviser’s current level of staffing and its overall resources, as well as its compensation program. The Board reviewed each Sub-Adviser’s history and investment experience, as well as information regarding the qualifications, background and responsibilities of the Sub-Adviser’s investment and compliance personnel who provide services to the Portfolios. The Board also considered, among other things, the Sub-Adviser’s compliance program and any disciplinary history. The Board also took into account the Sub-Adviser’s risk assessment and monitoring process. The Board noted each Sub-Adviser’s regulatory history, including whether it was currently involved in any regulatory actions or investigations as well as material litigation, and any settlements and amelioratory actions undertaken, as appropriate. The Board also noted that the CCO and his staff conduct regular, periodic compliance reviews with each of the Sub-Advisers and present reports to the Independent Trustees regarding the same, which includes evaluating the regulatory compliance systems of the Sub-Advisers and procedures reasonably designed by them to help assure compliance with the federal securities laws, including issues related to late trading and market timing, best execution, fair value pricing, and proxy voting procedures, among others. The Board also took into account the financial condition of each Sub-Adviser. In its review, the Board also received and took into account information regarding any services and/or payments provided to the Adviser by the Sub-Advisers in connection with marketing activities.

The Board considered each Sub-Adviser’s investment process and philosophy. The Board took into account that each Sub-Adviser’s responsibilities include the development and maintenance of an investment program for the applicable Portfolio which is consistent with the Portfolio’s investment objectives, the selection of investment securities and the placement of orders for the purchase and sale of such securities, as well as the implementation of compliance controls related to performance of these services. The Board also reviewed each Sub-Adviser’s brokerage policies and practices.

Performance. The Board considered the performance of the Portfolios as described in the quarterly reports prepared by management, and as also analyzed in reports prepared by the Independent Trustees’ independent consultant. The Board noted that the Adviser reviews with the Board on a quarterly basis detailed information about the Portfolios’ performance results, portfolio composition and investment strategies. The Board also reviewed and considered a separate report prepared by Lipper Inc. (“Lipper”), an independent third party, which provided a statistical analysis comparing the Portfolios’ investment performance, expenses, and fees to comparable funds underlying variable insurance products (the “Performance Universe”). In addition, the Independent Trustees met separately with a representative of Bobroff Consulting, Inc., an independent consultant (“Bobroff), at a special board meeting in September 2013, to review the separate reports prepared by such consultant (“Bobroff Report”), which analyzed the report prepared by Lipper. The Board also considered each Portfolio’s more recent performance subsequent to the performance period covered by the Lipper reports, and management’s discussion of the same, including the effect of current market conditions on each Portfolio’s more recent performance.

The Board reviewed the Portfolios’ performance records and the Adviser’s and Sub-Advisers’ management styles and long-term performance records with the Portfolios and comparable funds. The Board focused particular attention on Portfolios with less favorable performance records. The Board was mindful of the Adviser’s focus on each Sub-Adviser’s performance and noted that the Adviser has been active in monitoring and responding to any performance issues with respect to the Portfolios. The Board also took into account its discussions with management regarding factors that contributed to the performance of the Portfolios.

Among other data relating specifically to the Western Asset Management Strategic Bond Opportunities Portfolio’s performance, the Board considered that the Portfolio outperformed the median of its Performance Universe and its Lipper Index for the one-, three- and five-year periods ended June 30, 2013. The Board further considered that the Portfolio outperformed its benchmark, the Barclays Capital Aggregate Bond Index, for the one-, three- and five-year periods ended October 31, 2013.

Fees and Expenses. The Board gave consideration to the advisory fees payable under the Advisory Agreement and the sub-advisory fees payable under each of the Sub-Advisory Agreements. In this regard, the Board reviewed the advisory fees payable on a Portfolio-by-Portfolio basis based on information provided by the Adviser. The Independent Trustees, with the assistance of Bobroff, also examined the fees paid by a Portfolio in light of fees paid to other investment managers by comparable funds, as well as considered the fees charged by the Adviser to manage other comparable funds, as applicable. The Lipper report included comparisons of the Adviser’s fee schedule with that of its peers based on an asset-based analysis of relative fee structures according to the size of the Portfolio. In addition, the Board considered the Portfolios’ advisory and sub-advisory fees and total expenses as compared to similarly situated investment companies underlying variable insurance products deemed to be comparable to the Portfolios as determined by Lipper. The Board considered a Portfolio’s ranking within a smaller group of peer funds chosen by Lipper (the “Expense Group”), as well as the Portfolio’s ranking within broader groups of funds (the “Expense Universe” and the “Sub-advised Expense Universe”). The Board also considered a Portfolio’s contractual sub-advisory fees, as applicable, as compared to the Sub-advised Expense Universe as well as a

MSF-42

Metropolitan Series Fund

Western Asset Management Strategic Bond Opportunities Portfolio

Board of Trustees’ Consideration of Advisory and Sub-Advisory Agreements—(Continued)

smaller group of funds (the “Sub-advised Expense Group”). In comparing a Portfolio’s actual and contractual management fee to that of comparable funds, the Board noted that such fee includes both advisory and administrative fees.

The Board noted that the sub-advisory fees for the Portfolios are paid by the Adviser, not the Portfolios, out of the advisory fee. It was further noted that the Adviser negotiates such fees at arm’s length. The Board also considered that the Adviser had entered into expense limitation agreements with certain of the Portfolios, pursuant to which the Adviser has agreed to waive a portion of its advisory fee and/or reimburse certain expenses as a means of limiting a Portfolio’s total annual operating expenses. The Board further considered the amount of sub-advisory fees paid out by the Adviser and the amount of the management fees that it retained in light of the services performed by Sub-Advisers and Adviser, respectively.

With respect to the Western Asset Management Strategic Bond Opportunities Portfolio, the Board considered that the Portfolio’s actual management fees were slightly above the Expense Group median, the Expense Universe median and the Sub-advised Expense Universe median. The Board also considered that the Portfolio’s total expenses (exclusive of 12b-l fees) were below the Expense Group median, the Expense Universe median and the Sub-advised Expense Universe median. The Board further noted that the Portfolio’s contractual management fees were below the asset-weighted average of the Expense Group at the Portfolio’s current size. The Board also noted that the Portfolio’s contractual sub-advisory fees were below the average of the Sub-advised Expense Group and the Sub-advised Expense Universe at the Portfolio’s current size. The Board further noted that the Adviser had waived fees and/or reimbursed expenses during the past year.

Profitability. The Board examined the profitability of the Adviser on a Portfolio-by-Portfolio basis. The Board also considered that the Distributor, MetLife Investors Distribution Company, receives Rule 12b-1 payments to support the distribution of the products. The Board considered the profitability to the Sub-Advisers and their affiliates as a result of their relationships with the Portfolios, and the Board considered the ability of the Adviser to negotiate the Sub-Advisory Agreements and the fees thereunder at arm’s length. The Board also reviewed Portfolio specific data with regard to the profitability of the Portfolios to each Sub-Adviser, as available.

Economies of scale. The Board also considered the effect of the Portfolios’ growth in size on their fees. The Board noted that the fee schedules for most of the Portfolios contain breakpoints that reduce the fee rate above specified asset levels. The Board noted those Portfolios that did not contain breakpoints in the advisory fee and took into account management’s discussion of the same. The Board noted that those Portfolios with advisory fee schedules containing breakpoints generally reflect the inclusion of breakpoints in the sub-advisory fee schedule for such Portfolios. The Board considered the effective fees under the Advisory Agreement for a Portfolio as a percentage of assets at different asset levels and possible economies of scale that may be realized if the assets of the Portfolio grow. Among other data, the Board examined the effect of a Portfolio’s growth in size on various fee schedules and reviewed the Lipper and Bobroff Reports, which compared fees among peers. The Board also generally noted that if a Portfolio’s assets increase over time, the Portfolio may realize other economies of scale if assets increase proportionally more than certain other fixed expenses. In addition, the Board noted that the Adviser had taken a number of steps to date intended to share the benefits of economies of scale with contractholders.

With respect to the Western Asset Management Strategic Bond Opportunities Portfolio, the Board noted that the Portfolio’s advisory fee and sub-advisory fee each contains breakpoints that reduce the advisory fee rate on assets above certain specified asset levels. The Board considered the fact that the Portfolio’s fee levels decline as portfolio assets increase.

Other factors. As part of its evaluation of the Adviser’s compensation, the Board considered other benefits that may be realized by the Adviser and its affiliates from their relationship with the Trusts. Among them, the Board recognized that an affiliate of the Adviser, MetLife Investors Distribution Company, serves as the Distributor for the Trusts, and, as such, receives payments pursuant to Rule 12b-1 from the Portfolios to compensate it for providing shareholder services and selling activities, which could lead to growth in the Trusts’ assets and corresponding benefits from such growth, including economies of scale. The Board also considered that affiliates of the Adviser may benefit from certain indirect tax benefits relating to dividend received deductions and foreign tax credits. In conjunction with these considerations, the Board noted the costs of providing investment management and other services to the Portfolios and the ongoing commitment of the Adviser to the Portfolios.

The Board considered other benefits that may be realized by each Sub-Adviser and its affiliates from their relationship with the Trusts, including the opportunity to provide advisory services to additional portfolios of the Trusts and reputational benefits. In conjunction with these considerations, the Board noted the costs of providing investment advisory services to the Portfolios and the ongoing commitment of the Sub-Advisers to the Portfolios.

The Board considered possible conflicts of interest in the form of material benefits or detriments to the Trusts resulting from the nature of the Trusts’ and the Adviser’s or the Sub-Advisers’ affiliations and the services that are provided to the Trusts, and the manner in which such conflicts were mitigated.

MSF-43

Metropolitan Series Fund

Western Asset Management Strategic Bond Opportunities Portfolio

Board of Trustees’ Consideration of Advisory and Sub-Advisory Agreements—(Continued)

Conclusions. After full consideration of the factors discussed above, the Board, including a majority of the Independent Trustees, approved the Advisory Agreement and the Sub-Advisory Agreement, as applicable, with respect to each Portfolio, unless otherwise noted. In making its approvals, the Board concluded that the nature, extent and quality of services provided by the Adviser and each Sub-Adviser supported the renewal of the Agreements. The Board also concluded that the investment performance of each Fund was such that each Agreement should continue. In addition, the Board concluded that fees paid by a Portfolio to the Adviser and, if applicable, the Sub-Adviser appeared to be acceptable in light of nature, extent and quality of the services provided by the Adviser and Sub-Adviser. Further, the Board concluded that the Adviser’s profitability in providing services under the Advisory Agreements did not appear unreasonably high in light of the nature, extent and quality of the services provided by the Adviser. Finally, the Board concluded that the Advisory and Sub-Advisory fees in some measure share economies of scale with contractholders. In approving the renewal of each of the Agreements, the Board, including the Independent Trustees, did not identify any single factor as controlling, and generally attributed different weights to various factors for the various Portfolios. The Board evaluated all information available to them on a Portfolio-by-Portfolio basis, and their decisions were made separately with respect to each Portfolio.

MSF-44

Metropolitan Series Fund

Western Asset Management U.S. Government Portfolio

Managed by Western Asset Management Company

Portfolio Manager Commentary*

PERFORMANCE

For the one year period ended December 31, 2013, the Class A, B, and E shares of the Western Asset Management U.S. Government Portfolio returned -0.74%, -0.91%, and -0.75%, respectively. The Portfolio’s benchmark, the Barclays U.S. Intermediate Government Bond Index1, returned -1.25%.

MARKET ENVIRONMENT / CONDITIONS

The year began as Congress worked through the final moments of 2012 putting together an agreement to prevent a collection of tax increases and spending cuts known as the fiscal cliff. While a lackluster compromise was reached, some taxes were increased, notably payroll taxes, and the federal spending cuts proved unavoidable. Given this new set of headwinds, economic performance over the year was perhaps better than expected. Corporations continued to generate robust profits and equity markets climbed to new highs, with the S&P 500 Index gaining 32.4% on the year. Certainly the continued support of the Federal Reserve (the “Fed”) was a large help to risk markets, through its non-traditional methods of monetary accommodation. The European debt crisis also continued to ease on the back of aggressive action from the European Central Bank (the “ECB”). As a result, uncertainty among investors diminished, and as the Fed encouraged them to take risk, they did so.

The U.S. economic recovery picked up moderately over the year. The final estimate for the annualized Gross Domestic Product (“GDP”) growth rate over the third quarter (the last GDP data point released in 2013) came in at 4.1%. This compared favorably to the 0.1% growth rate from the fourth quarter of 2012, as well as to the 1.1% and 2.5% growth rates experienced in first and second quarters of 2013. At the same time, the unemployment rate notched down from 7.9% a year ago to the most recent rate of 6.7%.

The details behind the headlines are not quite as rosy, however. The drop in the unemployment rate, instead of being due to a robust and growing economy, was mostly driven by a decline in the labor force participation rate. Many discouraged workers simply gave up looking for work. This signals that the economy still has plenty of slack despite the recovery. Aggregate demand remains relatively weak. In spite of this, markets in 2013 were mostly risk-on environments. Risk sector spreads generally ended tighter. Improvement in the housing market remained a bright spot as the Case-Shiller Home Price Index (20 city composite, seasonally adjusted) improved to a year-over-year gain of 13.6%, up from a 4.3% gain a year ago. This is the index’s strongest yearly performance since February 2006.

The Fed remained extraordinarily accommodative during 2013, holding interest rates steady in a range of 0% to 0.25%. The Fed hinted several times over the year that it was considering reducing its $85 billion per month purchases of U.S. Treasuries and of agency mortgage-backed securities (“MBS”). The Fed finally announced the initial reduction at its December 2013 meeting, that asset purchases would decrease by $10 billion to a rate of $75 billion per month. Fed Chairman Ben Bernanke emphasized that this move should not be considered monetary tightening. He cited several continuing accommodations: the Fed’s continued promise of extraordinary low rates, guidance that short term rates would likely remain low even when the unemployment rate dips below 6.5%, and the fact that the Fed is still continuing to expand its balance sheet, albeit slightly less aggressively. Previous Fed guidance indicated that rates would be kept low as long as the unemployment rate remains above 6.5% and expected inflation one to two years out is below 2.5% with longer-term inflation expectations well anchored.

While interest rates rose significantly over the year, they generally drifted higher on expectations of reduced Fed purchases. Rates only moved modestly higher on the actual news of tapering. Ben Bernanke also experienced his final full year as Fed Chairman in 2013. His term was marked by aggressive Fed experimentation as the central bank attempted to add further accommodation despite a near-zero fed funds rate.

PORTFOLIO REVIEW / PERIOD END POSITIONING

The Western Asset Management U.S. Government Portfolio outperformed its benchmark during the period. The main contributor to performance was the Portfolio’s exposure to non-agency mortgages. The sector outperformed the benchmark as U.S. housing is recovering from its lows. Excess housing inventory has declined, new mortgage delinquencies have slowed, and short sales and liquidations have increased. These developments helped to improve pricing in the sector, bolstering performance along with continuing coupon payments and principal paydowns.

Agency MBS outperformed Treasuries of similar interest rate risk during the year, and allocations to this sector contributed to the Portfolio’s outperformance. The Portfolio’s overweight allocation to Agency debt contributed to performance as the sector slightly outperformed U.S. Treasuries of similar interest rate risk. For the majority of the year, the Portfolio held less exposure to interest rates than the benchmark, which helped performance as rates generally rose. Excess exposure to longer term interest rates, relative to the benchmark, hurt performance as longer rates rose the most over the year.

MSF-1

Metropolitan Series Fund

Western Asset Management U.S. Government Portfolio

Managed by Western Asset Management Company

Portfolio Manager Commentary*—(Continued)

Over the reporting period, we reduced exposure to U.S. Treasuries and added exposure to Agency bonds. Within the agency MBS sector, we reduced exposure to 30-year agency mortgages and added to lower coupon 15-year agency mortgages. We also shifted our exposure in Federal National Mortgage Association MBS from lower coupon securities to 4% and 5% coupon issues.

Stephen A. Walsh

Mark S. Lindbloom

Fredrick Marki

Portfolio Managers

Western Asset Management Company

* This commentary may include statements that constitute “forward-looking statements” under the U.S. securities laws. Forward-looking statements include, among other things, projections, estimates, and information about possible or future results related to the Portfolio, market or regulatory developments. The views expressed above are not guarantees of future performance or economic results and involve certain risks, uncertainties and assumptions that could cause actual outcomes and results to differ materially from the views expressed herein. The views expressed above are subject to change at any time based upon economic, market, or other conditions and the subadvisory firm undertakes no obligation to update the views expressed herein. Any discussions of specific securities should not be considered a recommendation to buy or sell those securities. The views expressed above (including any forward-looking statement) may not be relied upon as investment advice or as an indication of the Portfolio’s trading intent. Information about the Portfolio’s holdings, asset allocation or country diversification is historical and is not an indication of future Portfolio composition, which may vary. Direct investment in any index is not possible. The performance of any index mentioned in this commentary has not been adjusted for ongoing management, distribution and operating expenses, and sales charges applicable to mutual fund investments. In addition, the returns do not reflect additional fees charged by separate accounts or variable insurance contracts that an investor in the Portfolio may pay. If these additional fees were reflected, performance would have been lower.

MSF-2

Metropolitan Series Fund

Western Asset Management U.S. Government Portfolio

A $10,000 INVESTMENT COMPARED TO THE BARCLAYS U.S. INTERMEDIATE GOVERNMENT BOND INDEX

AVERAGE ANNUAL RETURNS (%) (FOR THE YEAR ENDED DECEMBER 31, 2013)

	1 Year	5 Year	10 Year
Western Asset Management U.S. Government Portfolio
Class A	-0.74	3.63	3.09
Class B	-0.91	3.37	2.83
Class E	-0.75	3.48	2.94
Barclays U.S. Intermediate Government Bond Index	-1.25	2.20	3.74

1 The Barclays U.S. Intermediate Government Bond Index includes most obligations of the U.S. Treasury, agencies and quasi-federal corporations having maturities between one to ten years.

Portfolio performance is calculated including reinvestment of all income and capital gain distributions. Performance numbers are net of all Portfolio expenses but do not include any insurance, sales, separate account or administrative charges of variable annuity or life insurance contracts or any additional expenses that participants may bear relating to the operations of their plans. If these charges were included, the returns would be lower. The performance of any index referenced above has not been adjusted for ongoing management, distribution and operating expenses, and sales charges applicable to mutual fund investments. Direct investment in any index is not possible. The performance of Class A shares, as set forth in the line graph above, will differ from that of other classes because of the difference in expenses paid by policyholders investing in the different share classes.

This information represents past performance and is not indicative of future results. Investment return and principal value may fluctuate so that shares, upon redemption, may be worth more or less than the original cost.

PORTFOLIO COMPOSITION AS OF DECEMBER 31, 2013

Top Sectors

% of Market Value of Total Long-Term Investments
U.S. Treasury & Government Agencies	82.4
Corporate Bonds & Notes	9.0
Mortgage-Backed Securities	4.0
Foreign Government	3.8
Asset-Backed Securities	0.8

MSF-3

Metropolitan Series Fund

Western Asset Management U.S. Government Portfolio

Understanding Your Portfolio’s Expenses

Shareholder Expense Example

As a shareholder of the Portfolio, you incur ongoing costs, including management fees; distribution and service (12b-1) fees; and other Portfolio expenses. This example is intended to help you understand your ongoing costs (in dollars) (referred to as “expenses”) of investing in the Portfolio and compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period, July 1, 2013 through December 31, 2013.

Actual Expenses

The first line for each share class of the Portfolio in the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested in the particular share class of the Portfolio, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line for each share class of the Portfolio in the table below provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any fees or charges of your variable insurance product or any additional expenses that participants in certain eligible qualified plans may bear relating to the operations of their plan. Therefore, the second line for each share class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these other costs were included, your costs would have been higher.

Western Asset Management U.S. Government Portfolio		Annualized Expense Ratio	Beginning Account Value July 1, 2013	Ending Account Value December 31, 2013	Expenses Paid During Period** July 1, 2013 to December 31, 2013
Class A(a)	Actual	0.48%	$1,000.00	$1,004.20	$2.42
	Hypothetical*	0.48%	$1,000.00	$1,022.79	$2.45

Class B(a)	Actual	0.73%	$1,000.00	$1,002.50	$3.68
	Hypothetical*	0.73%	$1,000.00	$1,021.53	$3.72

Class E(a)	Actual	0.63%	$1,000.00	$1,003.40	$3.18
	Hypothetical*	0.63%	$1,000.00	$1,022.03	$3.21

* Hypothetical assumes a rate of return of 5% per year before expenses.

** Expenses paid are equal to the Portfolio’s annualized expense ratio for the most recent six month period, as shown above, multiplied by the average account value over the period, multiplied by the number of days (184 days) in the most recent fiscal half-year, divided by 365 (to reflect the one-half year period).

(a) The annualized expense ratio shown reflects the impact of the management fee waiver as described in Note 6 of the Notes to Financial Statements.

MSF-4

Metropolitan Series Fund

Western Asset Management U.S. Government Portfolio

Schedule of Investments as of December 31, 2013

U.S. Treasury & Government Agencies—94.3% of Net Assets

Security Description	Principal Amount*	Value

Agency Sponsored Mortgage-Backed—28.4%
Fannie Mae 15 Yr. Pool
3.000%, TBA (a)	46,100,000	$47,045,410
3.500%, TBA (a)	17,400,000	18,195,914
4.500%, 03/01/20	133,936	145,611
5.000%, 03/01/18	222,338	236,914
6.500%, 06/01/17	67,363	70,791
7.000%, 12/01/14	1,295	1,316
7.000%, 07/01/15	476	477
7.500%, 02/01/16	19,083	19,282
Fannie Mae 20 Yr. Pool
4.500%, 11/01/31	1,802,449	1,930,618
4.500%, 12/01/31	2,313,220	2,476,771
Fannie Mae 30 Yr. Pool
3.000%, 09/01/42	14,061,150	13,369,038
3.500%, TBA (a)	90,100,000	89,501,682
4.000%, 07/01/42	5,983,224	6,167,729
4.000%, TBA (a)	57,500,000	59,189,063
4.500%, 04/01/41	19,784,546	21,022,833
4.500%, 06/01/41	1,745,805	1,850,151
4.500%, 09/01/41	3,156,571	3,353,308
4.500%, 10/01/41	15,500,785	16,428,575
4.500%, TBA (a)	126,600,000	134,141,600
5.000%, 07/01/33	655,367	713,781
5.000%, 09/01/33	787,893	858,461
5.000%, 10/01/35	2,202,265	2,398,639
5.000%, 01/01/39	29,427	32,122
5.000%, 08/01/39	73,958	80,328
5.000%, 12/01/39	49,298	53,885
5.000%, 05/01/40	111,024	121,374
5.000%, 07/01/40	95,307	104,251
5.000%, 11/01/40	2,387,541	2,613,009
5.000%, 01/01/41	77,758	84,998
5.000%, 02/01/41	127,368	139,248
5.000%, 04/01/41	257,133	281,255
5.000%, 05/01/41	5,143,092	5,627,410
5.000%, 06/01/41	412,389	451,125
5.000%, 05/01/42	624,130	681,113
5.000%, TBA (a)	22,800,000	24,761,156
6.000%, 04/01/33	171,749	192,755
6.000%, 02/01/34	37,645	42,240
6.000%, 11/01/35	388,073	435,616
6.000%, 08/01/37	838,001	940,545
6.500%, 03/01/26	1,819	2,024
6.500%, 04/01/29	100,187	111,464
7.000%, 11/01/28	2,832	3,166
7.000%, 02/01/29	3,844	4,237
7.000%, 01/01/30	2,495	2,595
7.000%, 10/01/37	64,958	68,488
7.000%, 11/01/37	60,526	69,399
7.000%, 12/01/37	53,831	58,473
7.000%, 02/01/38	73,043	84,482
7.000%, 08/01/38	80,139	92,728
7.000%, 09/01/38	7,214	7,864
7.000%, 11/01/38	414,120	448,846
7.000%, 02/01/39	3,823,646	4,292,264
7.500%, 04/01/32	14,982	15,498

Agency Sponsored Mortgage-Backed—(Continued)
Fannie Mae 30 Yr. Pool
8.000%, 05/01/28	4,870	5,599
8.000%, 07/01/32	1,251	1,448
11.500%, 09/01/19	27	27
12.000%, 10/01/15	1,163	1,170
Fannie Mae ARM Pool
1.836%, 07/01/37 (b)	73,027	77,581
Fannie Mae Interest Strip (CMO)
3.500%, 11/25/41 (c)	4,883,205	1,048,687
4.000%, 04/25/42 (c)	7,389,492	1,786,140
4.500%, 11/25/39 (c)	5,352,907	976,491
Fannie Mae Pool
3.500%, 10/01/42	12,062,257	11,837,464
3.500%, 12/01/42	1,913,043	1,884,545
3.500%, 05/01/43	489,845	482,543
4.000%, 10/01/42	3,345,829	3,413,580
4.000%, 07/01/43	98,625	100,611
4.000%, 08/01/43	2,183,808	2,227,842
5.000%, 05/01/40	48,916	53,499
6.500%, 12/01/27	5,450	5,551
6.500%, 04/01/29	1,411	1,571
6.500%, 05/01/32	63,043	68,611
12.000%, 01/15/16	179	181
12.500%, 09/20/15	39	39
12.500%, 01/15/16	587	590
Fannie Mae REMICS (CMO)
Zero Coupon, 03/25/42 (d)	1,210,010	1,082,733
3.000%, 12/25/27 (c)	13,838,495	1,874,415
5.500%, 07/25/41	6,996,952	7,612,348
5.500%, 04/25/42	5,627,005	6,133,318
5.935%, 07/25/40 (b) (c)	4,922,178	878,479
5.935%, 09/25/42 (b) (c)	2,363,607	499,417
5.985%, 03/25/42 (b) (c)	19,682,830	2,731,386
5.985%, 12/25/42 (b) (c)	1,723,109	385,593
6.000%, 05/25/42	4,468,552	4,886,120
6.335%, 02/25/42 (b) (c)	4,135,842	852,920
6.365%, 12/25/40 (b) (c)	3,041,481	341,102
6.365%, 01/25/41 (b) (c)	7,597,629	1,127,868
6.385%, 07/25/39 (b) (c)	2,776,606	501,820
6.385%, 10/25/41 (b) (c)	11,627,558	1,681,893
6.435%, 10/25/40 (b) (c)	7,982,061	1,496,338
6.435%, 04/25/42 (b) (c)	5,878,382	1,023,919
6.485%, 02/25/41 (b) (c)	1,726,440	362,453
6.485%, 03/25/42 (b) (c)	4,759,373	733,086
6.500%, 06/25/39	886,307	988,162
6.500%, 07/25/42	7,811,853	8,556,353
9.750%, 11/25/18	2,084,231	2,364,530
9.750%, 08/25/19	690,992	783,090
Fannie Mae Whole Loan
3.395%, 01/25/43 (b)	466,298	482,623
Freddie Mac 30 Yr. Gold Pool
5.000%, 08/01/33	50,515	54,700
6.000%, 10/01/36	2,348,606	2,627,906
6.500%, 09/01/39	858,822	955,767
8.000%, 12/01/19	3,296	3,324
8.000%, 09/01/30	7,296	8,586

See accompanying notes to financial statements.

MSF-5

Metropolitan Series Fund

Western Asset Management U.S. Government Portfolio

Schedule of Investments as of December 31, 2013

U.S. Treasury & Government Agencies—(Continued)

Security Description	Principal Amount*	Value

Agency Sponsored Mortgage-Backed—(Continued)
Freddie Mac 30 Yr. Non-Gold Pool
8.000%, 07/01/20	5,959	$6,357
Freddie Mac ARM Non-Gold Pool
1.945%, 02/01/37 (b)	20,099	21,100
2.171%, 05/01/37 (b)	52,458	55,693
2.495%, 05/01/37 (b)	62,072	65,390
2.697%, 01/01/35 (b)	29,018	31,124
Freddie Mac Gold Pool
3.500%, 04/01/43	587,388	579,058
4.000%, 04/01/43	2,360,822	2,406,405
4.000%, 08/01/43	1,389,486	1,416,142
Freddie Mac REMICS (CMO)
4.500%, 04/15/32	304,579	324,726
5.983%, 10/15/42 (b) (c)	3,086,881	673,871
6.000%, 05/15/36	1,715,031	1,897,313
6.433%, 11/15/41 (b) (c)	5,655,110	1,072,184
8.500%, 06/15/21	26,264	29,425
Ginnie Mae I 30 Yr. Pool
3.500%, TBA (a)	4,000,000	4,031,406
5.500%, 06/15/36	1,130,492	1,254,975
6.000%, 03/15/33	1,663,381	1,878,026
6.500%, 06/15/31	7,928	8,845
6.500%, 08/15/34	320,661	357,875
7.500%, 01/15/29	11,983	13,118
7.500%, 09/15/29	3,105	3,534
7.500%, 02/15/30	3,830	4,358
8.500%, 05/15/18	9,713	9,756
8.500%, 06/15/25	50,569	55,384
9.000%, 12/15/16	2,317	2,328
Ginnie Mae II 30 Yr. Pool
3.500%, TBA (a)	1,800,000	1,815,820
4.000%, TBA (a)	26,400,000	27,448,782
4.500%, 01/20/40	1,976,219	2,119,574
4.500%, 05/20/40	2,801,615	3,003,532
4.500%, 07/20/40	4,653,460	4,990,019
4.500%, 09/20/40	54,220	58,336
4.500%, 11/20/40	533,363	572,806
4.500%, 12/20/40	1,314,999	1,411,716
4.500%, 01/20/41	406,366	436,248
4.500%, 07/20/41	2,894,844	3,098,318
5.000%, 07/20/40	2,119,907	2,321,755
6.000%, 11/20/34	3,308	3,750
6.000%, 06/20/35	5,533	6,184
6.000%, 07/20/36	393,051	442,605
6.000%, 09/20/36	18,832	21,212
6.000%, 07/20/38	1,138,970	1,282,325
6.000%, 09/20/38	3,195,196	3,597,759
6.000%, 06/20/39	9,755	10,992
6.000%, 05/20/40	256,794	289,138
6.000%, 06/20/40	674,079	759,067
6.000%, 08/20/40	328,460	370,126
6.000%, 09/20/40	857,852	955,540
6.000%, 10/20/40	527,397	587,859
6.000%, 11/20/40	651,260	727,768
6.000%, 01/20/41	778,867	870,587
6.000%, 03/20/41	2,807,893	3,130,214

Agency Sponsored Mortgage-Backed—(Continued)
Ginnie Mae II 30 Yr. Pool
6.000%, 07/20/41	618,024	688,708
6.000%, 12/20/41	463,770	521,127
6.500%, 10/20/37	850,117	964,086
Government National Mortgage Association
0.773%, 09/16/51 (b) (c)	24,723,667	1,692,904
0.856%, 02/16/53 (b) (c)	30,306,092	2,183,463
0.870%, 02/16/53 (b) (c)	66,503,325	4,541,579
0.950%, 06/16/55 (b) (c)	16,171,940	1,064,437
0.952%, 09/16/46 (b) (c)	88,026,654	4,713,387
2.000%, 12/16/49	4,320,000	4,257,331
2.250%, 03/16/35	6,652,262	6,656,925
2.900%, 02/16/44 (b)	10,221,012	10,452,460
2.900%, 06/16/44 (b)	3,385,090	3,462,791
Government National Mortgage Association (CMO)
0.549%, 12/20/60 (b)	22,924,341	22,695,189
0.569%, 12/20/60 (b)	8,420,917	8,334,644
0.649%, 03/20/61 (b)	6,572,148	6,537,894
0.669%, 12/20/60 (b)	61,268,858	61,003,112
5.933%, 08/16/42 (b) (c)	2,736,106	460,606
6.333%, 03/20/39 (b) (c)	1,220,463	197,376
6.483%, 01/20/40 (b) (c)	2,666,606	458,477

		753,442,862

Federal Agencies—29.7%
Federal Farm Credit Bank
0.250%, 07/28/14	20,000,000	20,011,440
0.250%, 01/07/15	20,000,000	20,010,960
0.390%, 05/09/16	20,000,000	19,917,820
0.540%, 06/06/16	20,000,000	19,976,160
0.820%, 02/21/17	20,000,000	19,926,520
1.500%, 11/16/15	20,000,000	20,426,900
1.950%, 11/15/17	19,980,000	20,394,845
2.625%, 04/17/14	25,000,000	25,181,800
Federal Home Loan Bank
2.125%, 06/09/23	17,700,000	15,813,835
2.750%, 06/08/18 (e)	15,000,000	15,647,130
5.250%, 12/11/20	12,000,000	13,899,168
Federal Home Loan Bank of Chicago
5.625%, 06/13/16	43,170,000	48,160,582
Federal Home Loan Mortgage Corp.
1.250%, 10/02/19 (e)	6,500,000	6,157,690
2.375%, 01/13/22 (e)	73,000,000	69,785,445
5.000%, 12/14/18 (e)	13,241,000	15,012,010
6.750%, 03/15/31	1,000,000	1,323,086
Federal National Mortgage Association
Zero Coupon, 10/09/19	50,000,000	42,514,550
0.500%, 10/22/15	30,000,000	30,046,530
0.550%, 09/06/16	22,600,000	22,500,718
0.625%, 08/26/16 (e)	20,000,000	19,966,880
0.700%, 05/22/17	8,375,000	8,217,123
2.250%, 10/17/22	14,000,000	12,722,766
5.125%, 01/02/14	37,250,000	37,254,693
6.625%, 11/15/30	3,000,000	3,902,334

See accompanying notes to financial statements.

MSF-6

Metropolitan Series Fund

Western Asset Management U.S. Government Portfolio

Schedule of Investments as of December 31, 2013

U.S. Treasury & Government Agencies—(Continued)

Security Description	Principal Amount*	Value

Federal Agencies—(Continued)
Financing Corp. Fico
Zero Coupon, 10/06/17	20,433,000	$19,252,075
Zero Coupon, 12/27/18	16,254,000	14,644,334
Zero Coupon, 06/06/19	27,884,000	24,777,555
Zero Coupon, 09/26/19	14,535,000	12,549,970
Government Trust Certificates
Zero Coupon, 10/01/16	8,567,000	8,242,559
National Archives Facility Trust
8.500%, 09/01/19	3,108,989	3,727,093
New Valley Generation II
5.572%, 05/01/20	9,970,336	11,266,480
Overseas Private Investment Corp.
Zero Coupon, 11/18/15	8,000,000	7,979,376
Zero Coupon, 03/15/18	5,000,000	5,225,930
2.310%, 11/15/30	9,673,002	8,605,953
3.490%, 12/20/29 (f)	10,000,000	10,000,000
Residual Funding Corp. Principal Strip
Zero Coupon, 10/15/20	38,159,000	31,411,764
Tennessee Valley Authority
1.750%, 10/15/18 (e)	20,000,000	19,875,740
3.875%, 02/15/21	35,000,000	36,957,585
4.500%, 04/01/18	20,000,000	22,191,340
5.500%, 07/18/17	21,306,000	24,397,863

		789,876,602

U.S. Treasury—36.2%
U.S. Treasury Bonds
8.000%, 11/15/21	12,800,000	17,779,994
U.S. Treasury Inflation Indexed Bonds
0.625%, 02/15/43	16,254,400	12,498,106
0.750%, 02/15/42 (e)	3,514,444	2,825,283
U.S. Treasury Inflation Indexed Notes
0.125%, 01/15/23	8,095,120	7,645,460
0.375%, 07/15/23	16,058,240	15,487,418
U.S. Treasury Notes
0.125%, 07/31/14 (e)	31,000,000	31,003,627
0.250%, 05/31/14 (e)	13,000,000	13,007,618
0.250%, 06/30/14 (e)	94,000,000	94,073,414
0.250%, 09/30/14 (e)	20,000,000	20,016,400
0.250%, 10/31/14	30,000,000	30,025,770
0.250%, 10/15/15 (e)	59,000,000	58,923,949
0.250%, 11/30/15 (e)	343,000,000	342,316,744
0.750%, 06/30/17	59,000,000	58,377,727
1.500%, 07/31/16 (e)	92,000,000	94,098,704
2.750%, 11/15/23 (e)	38,600,000	37,761,646
3.125%, 01/31/17 (e)	118,000,000	126,149,316

		961,991,176

Total U.S. Treasury & Government Agencies (Cost $2,526,349,756)		2,505,310,640

Corporate Bonds & Notes—10.3%
Security Description	Principal Amount*	Value

Banks—2.1%
National Australia Bank, Ltd.
1.250%, 03/08/18 (144A) (e)	13,000,000	12,654,395
National Bank of Canada
2.200%, 10/19/16 (144A) (e)	13,000,000	13,417,313
Royal Bank of Canada
2.000%, 10/01/19 (e)	10,000,000	9,948,100
Stadshypotek AB
1.875%, 10/02/19 (144A) (e)	5,000,000	4,819,000
UBS AG
0.750%, 03/24/17 (144A) (e)	16,000,000	16,089,232

		56,928,040

Diversified Financial Services—7.9%
COP I LLC
3.650%, 12/05/21	10,316,719	10,950,991
MSN 41079 & 41084, Ltd.
1.717%, 07/13/24	9,058,619	8,642,801
National Credit Union Administration Guaranteed Notes
3.450%, 06/12/21	45,000,000	46,903,500
NCUA Guaranteed Notes
3.000%, 06/12/19	16,250,000	16,997,500
Postal Square, L.P.
6.500%, 06/15/22	9,416,340	11,060,951
Private Export Funding Corp.
1.375%, 02/15/17	25,000,000	25,234,275
2.250%, 12/15/17	40,000,000	41,194,760
3.050%, 10/15/14	20,000,000	20,438,720
4.950%, 11/15/15 (e)	25,000,000	27,111,700

		208,535,198

Oil & Gas—0.3%
Petroleos Mexicanos
1.700%, 12/20/22	9,000,000	8,746,317

Total Corporate Bonds & Notes (Cost $259,767,688)		274,209,555

Mortgage-Backed Securities—4.6%

Collateralized Mortgage Obligations—2.8%
American Home Mortgage Assets LLC
0.355%, 09/25/46 (b)	1,076,613	757,241
0.355%, 12/25/46 (b)	3,144,215	2,062,702
Banc of America Funding Corp.
2.393%, 06/20/35 (b)	463,999	291,266
Banc of America Mortgage 2005-F Trust
2.739%, 07/25/35 (b)	189,819	180,150
Citigroup Mortgage Loan Trust, Inc.
2.510%, 10/25/35 (b)	351,874	343,405
Countrywide Alternative Loan Trust
0.367%, 07/20/46 (b)	3,954,067	2,353,077
0.397%, 07/20/35 (b)	1,506,417	1,297,281
0.455%, 05/25/34 (b)	3,628,158	3,518,805

See accompanying notes to financial statements.

MSF-7

Metropolitan Series Fund

Western Asset Management U.S. Government Portfolio

Schedule of Investments as of December 31, 2013

Mortgage-Backed Securities—(Continued)

Security Description	Principal Amount*	Value

Collateralized Mortgage Obligations—(Continued)
Countrywide Home Loan Mortgage Pass-Through Trust
0.525%, 03/25/35 (144A) (b)	154,656	$134,757
0.585%, 07/25/36 (144A) (b)	1,307,452	1,135,855
Deutsche Mortgage Securities, Inc.
5.230%, 06/26/35 (144A) (b)	3,247,305	3,265,392
FDIC Structured Sale Guaranteed Notes
0.719%, 02/25/48 (144A) (b)	2,110,682	2,115,614
First Horizon Alternative Mortgage Securities
0.535%, 02/25/37 (b)	355,536	237,872
GMAC Mortgage Corp. Loan Trust
2.691%, 11/19/35 (b)	997,581	924,794
Greenpoint Mortgage Funding Trust
0.245%, 02/25/47 (b)	216,679	183,141
GSMPS Mortgage Loan Trust
0.515%, 01/25/35 (144A) (b)	518,374	434,551
0.565%, 06/25/34 (144A) (b)	899,051	785,384
3.271%, 06/25/34 (144A) (b)	5,304,227	4,776,690
GSR Mortgage Loan Trust
2.598%, 04/25/35 (b)	1,110,998	1,060,292
HarborView Mortgage Loan Trust
0.346%, 11/19/46 (b)	180,365	123,400
0.366%, 09/19/46 (b)	436,902	333,711
Impac Secured Assets CMN Owner Trust
0.485%, 03/25/36 (b)	5,590,030	3,792,612
JPMorgan Mortgage Trust
2.107%, 06/25/34 (b)	333,192	328,027
Luminent Mortgage Trust
0.355%, 05/25/46 (b)	3,493,582	2,485,030
MASTR Adjustable Rate Mortgages Trust
0.365%, 05/25/47 (b)	7,017,928	4,906,879
0.939%, 12/25/46 (b)	6,494,257	3,562,256
2.236%, 02/25/34 (b)	288,194	285,769
3.179%, 12/25/34 (b)	25,038	24,685
MASTR Reperforming Loan Trust
0.515%, 05/25/35 (144A) (b)	431,083	363,028
3.336%, 05/25/35 (144A) (b)	5,315,547	4,278,181
4.875%, 05/25/36 (144A) (b)	4,258,660	4,056,945
6.000%, 08/25/34 (144A)	108,971	111,866
7.000%, 08/25/34 (144A)	521,919	539,227
MASTR Seasoned Securities Trust
3.391%, 10/25/32 (b)	29,169	29,255
Merrill Lynch Mortgage Investors Trust
0.435%, 04/25/35 (b)	69,230	66,780
Morgan Stanley Mortgage Loan Trust
0.235%, 06/25/36 (b)	807,598	373,319
2.462%, 10/25/34 (b)	229,930	230,795
2.463%, 07/25/35 (b)	462,623	393,316
NovaStar Mortgage-Backed Notes
0.355%, 09/25/46 (b)	2,966,928	2,481,189
Provident Funding Mortgage Loan Trust
2.638%, 10/25/35 (b)	174,971	172,359
2.720%, 05/25/35 (b)	1,169,416	1,148,995
RALI Trust
0.325%, 01/25/37 (b)	574,499	411,362

Collateralized Mortgage Obligations—(Continued)
RALI Trust
0.565%, 10/25/45 (b)	541,655	404,928
3.590%, 12/25/35 (b)	2,920,498	2,307,760
RFMSI Trust
4.750%, 12/25/18	481,042	490,319
SACO I, Inc.
9.056%, 06/25/21 (144A) (b)	2,111,723	2,158,012
Structured Adjustable Rate Mortgage Loan Trust
2.540%, 05/25/35 (b)	5,670,626	5,207,942
Structured Asset Mortgage Investments II Trust
0.345%, 07/25/46 (b)	316,848	242,941
Structured Asset Securities Corp.
0.515%, 04/25/35 (144A) (b)	3,811,123	3,229,866
3.438%, 06/25/35 (144A) (b)	218,612	194,584
Structured Asset Securities Corp. Mortgage Loan Trust
0.965%, 09/25/33 (144A) (b)	41,824	38,757
Thornburg Mortgage Securities Trust
6.086%, 09/25/37 (b)	110,246	108,294
6.102%, 09/25/37 (b)	105,961	109,990
WaMu Mortgage Pass-Through Certificates
0.425%, 11/25/45 (b)	102,628	93,319
0.435%, 12/25/45 (b)	2,606,458	2,368,872
0.455%, 12/25/45 (b)	215,626	197,283
0.485%, 08/25/45 (b)	245,622	236,867
0.565%, 08/25/45 (b)	504,702	458,284
0.878%, 06/25/47 (b)	281,904	243,890
2.425%, 04/25/35 (b)	100,000	93,138

		74,542,301

Commercial Mortgage-Backed Securities—1.8%
FDIC Structured Sale Guaranteed Notes
2.980%, 12/06/20 (144A)	15,815,563	16,302,366
NCUA Guaranteed Notes Trust
2.900%, 10/29/20	30,000,000	30,988,770

		47,291,136

Total Mortgage-Backed Securities (Cost $126,245,295)		121,833,437

Foreign Government—4.4%

Sovereign—4.4%
Egypt Government AID Bonds
4.450%, 09/15/15	20,000,000	21,350,740
Indonesia Government International Bond
3.750%, 04/25/22 (144A)	410,000	369,513
3.750%, 04/25/22	1,900,000	1,712,375
4.875%, 05/05/21 (e)	2,957,000	2,927,430
5.875%, 03/13/20	310,000	327,670
Israel Government AID Bonds
Zero Coupon, 08/15/16	28,251,000	27,559,359
Zero Coupon, 09/15/16	10,000,000	9,736,890

See accompanying notes to financial statements.

MSF-8

Metropolitan Series Fund

Western Asset Management U.S. Government Portfolio

Schedule of Investments as of December 31, 2013

Foreign Government—(Continued)

Security Description	Principal Amount*	Value

Sovereign—(Continued)
Israel Government AID Bonds
Zero Coupon, 11/15/18	20,869,000	$18,868,059
Province of British Columbia
2.650%, 09/22/21 (e)	4,000,000	3,905,080
Russian Foreign Bond - Eurobond
7.500%, 03/31/30	11,179,740	13,026,633
South Africa Government International Bond
5.875%, 09/16/25 (e)	10,010,000	10,410,400
Turkey Government International Bonds
5.625%, 03/30/21	1,078,000	1,082,312
6.250%, 09/26/22	2,205,000	2,289,893
7.000%, 03/11/19	1,660,000	1,817,700
7.500%, 11/07/19	540,000	603,990

Total Foreign Government (Cost $117,233,639)		115,988,044

Asset-Backed Securities—0.9%

Asset-Backed - Credit Card—0.0%
Compucredit Acquired Portfolio Voltage Master Trust
0.337%, 09/17/18 (144A) (b)	213,436	213,436

Asset-Backed - Home Equity—0.1%
Bayview Financial Acquisition Trust
0.752%, 08/28/44 (b)	3,501	3,487
Bayview Financial Asset Trust
0.765%, 12/25/39 (144A) (b)	319,282	301,283
EMC Mortgage Loan Trust
0.615%, 12/25/42 (144A) (b)	88,058	81,510
Home Equity Mortgage Loan Asset-Backed Trust
0.425%, 06/25/36 (b)	4,550,576	1,127,178
Morgan Stanley Mortgage Loan Trust
0.255%, 12/25/36 (b)	284,417	148,614
0.465%, 03/25/36 (b)	1,989,611	829,220
Option One Mortgage Loan Trust
0.745%, 06/25/33 (b)	134,878	126,351
Structured Asset Securities Corp. Mortgage Loan Trust
0.385%, 02/25/36 (144A) (b)	4,930,525	343,771

		2,961,414

Asset-Backed - Other—0.4%
ACE Securities Corp.
0.425%, 02/25/31 (b)	582,043	538,918
Amortizing Residential Collateral Trust
0.846%, 01/01/32 (b)	69,696	62,554

Asset-Backed - Other—(Continued)
Countrywide Home Equity Loan Trust
0.307%, 07/15/36 (b)	1,526,501	$1,180,568
0.317%, 11/15/36 (b)	66,930	56,126
0.447%, 02/15/34 (b)	363,377	308,314
0.457%, 02/15/34 (b)	210,015	183,238
Fremont Home Loan Trust
0.265%, 08/25/36 (b)	185,950	72,249
GMAC Mortgage Corp. Loan Trust
0.345%, 12/25/36 (b)	721,421	609,147
0.375%, 11/25/36 (b)	3,918,976	3,173,215
GSAMP Trust
0.255%, 05/25/36 (b)	1,280,539	253,640
GSR Mortgage Loan Trust
0.705%, 11/25/30 (b)	7,583	1,598
Ownit Mortgage Loan Trust
3.577%, 12/25/36	1,359,854	603,331
RAAC Series
0.435%, 05/25/36 (144A) (b)	2,044,964	1,770,369
SACO I, Inc.
0.425%, 06/25/36 (b)	1,059,129	1,335,922
0.465%, 04/25/36 (b)	422,880	505,468
0.685%, 06/25/36 (b)	17,464	19,072
Soundview Home Loan Trust
5.588%, 10/25/36	375,913	306,623
WMC Mortgage Loan Trust
0.797%, 07/20/29 (b)	29,530	27,731

		11,008,083

Asset-Backed - Student Loan—0.4%
NCUA Guaranteed Notes Trust 2010-A1
0.521%, 12/07/20 (b)	10,017,195	10,027,813

Total Asset-Backed Securities (Cost $32,066,571)		24,210,746

Short-Term Investments—21.1%

Mutual Fund—20.8%
State Street Navigator Securities Lending MET Portfolio (g)	553,809,056	553,809,056

Repurchase Agreements—0.3%
Barclays Capital, Inc. Repurchase Agreement dated 12/31/2013 at 0.01% to be repurchased at $5,000,003 on 01/02/14 collateralized by $4,916,000 U.S. Treasury Note at 2.000% due 04/30/16 with a value $5,100,217.	5,000,000	5,000,000

See accompanying notes to financial statements.

MSF-9

Metropolitan Series Fund

Western Asset Management U.S. Government Portfolio

Schedule of Investments as of December 31, 2013

Short-Term Investments—(Continued)

Security Description	Principal Amount*	Value

Repurchase Agreements—(Continued)
Fixed Income Clearing Corp. Repurchase Agreement dated 12/31/13 at 0.000% to be repurchased at $4,515,000 on 01/02/14, collateralized by $4,180,000 U.S. Treasury Note at 3.625% due 02/15/20 with a value of $4,608,450.	4,515,000	$4,515,000

		9,515,000

Total Short-Term Investments (Cost $563,324,056)		563,324,056

Total Investments—135.6% (Cost $3,624,987,005) (h)		3,604,876,478
Other assets and liabilities (net)—(35.6)%		(947,287,780)

Net Assets—100.0%		$2,657,588,698

*	Principal amount stated in U.S. dollars unless otherwise noted.
(a)	TBA (To Be Announced) Securities are purchased on a forward commitment basis with an approximate principal amount and no defined maturity date. The actual principal and maturity date will be determined upon settlement date.
(b)	Variable or floating rate security. The stated rate represents the rate at December 31, 2013. Maturity date shown for callable securities reflects the earliest possible call date.
(c)	Interest only security.
(d)	Principal only security.
(e)	All or a portion of the security was held on loan. As of December 31, 2013, the market value of securities loaned was $740,156,798 and the collateral received consisted of cash in the amount of $553,809,056 and non-cash collateral with a value of $203,531,428. The cash collateral is invested in a money market fund managed by an affiliate of the custodian. The non-cash collateral received consists primarily of government securities and bank letters of credit, and is held for the benefit of the Portfolio at the Portfolio’s custodian. The Portfolio cannot repledge or resell this collateral. As such, this collateral is excluded from the Statement of Assets and Liabilities.
(f)	Security was valued in good faith under procedures approved by the Board of Trustees. As of December 31, 2013, these securities represent 0.4% of net assets.
(g)	Represents investment of cash collateral received from securities lending transactions.
(h)	As of December 31, 2013, the aggregate cost of investments for federal income tax purposes was $3,642,839,539. The aggregate unrealized appreciation and depreciation of investments were $21,278,364 and $(59,241,425), respectively, resulting in net unrealized depreciation of $(37,963,061) for federal income tax purposes.
(144A)—	Securities exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. As of December 31, 2013, the market value of 144A securities was $93,980,897, which is 3.5% of net assets.
(ARM)—	Adjustable-Rate Mortgage
(CMO)—	Collateralized Mortgage Obligation
(REMIC)—	Real Estate Mortgage Investment Conduit

Futures Contracts

Futures Contracts—Long	Expiration Date	Number of Contracts	Notional Amount		Unrealized Appreciation/ (Depreciation)
U.S. Treasury Note 5 Year Futures	03/31/14	753	USD	90,624,901	$(782,588)

Futures Contracts—Short
U.S. Treasury Long Bond Futures	03/20/14	(247)	USD	(32,388,307)	695,119
U.S. Treasury Note 10 Year Futures	03/20/14	(2,029)	USD	(253,953,820)	4,291,711
U.S. Treasury Ultra Long Bond Futures	03/20/14	(36)	USD	(4,970,133)	65,133

Net Unrealized Appreciation					$4,269,375

(USD)—	United States Dollar

See accompanying notes to financial statements.

MSF-10

Metropolitan Series Fund

Western Asset Management U.S. Government Portfolio

Schedule of Investments as of December 31, 2013

Fair Value Hierarchy

Accounting principles generally accepted in the United States of America (“GAAP”) define fair market value as the price that the Portfolio would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. It establishes a fair value hierarchy that prioritizes inputs to valuation methods and requires disclosure of the fair value hierarchy that segregates fair value measurements into three levels. Levels 1, 2 and 3 of the fair value hierarchy are defined as follows:

Level 1 - unadjusted quoted prices in active markets for identical investments

Level 2 - other significant observable inputs (including, but not limited to, unadjusted quoted prices for similar investments in markets that are either active or inactive; inputs other than quoted prices that are observable such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks, default rates, etc.)

Level 3 - significant unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are unavailable (including the Portfolio’s own assumptions in determining the fair value of investments)

The inputs or methodologies used for valuing investments are not necessarily an indication of the risk associated with investing in them. Changes to the inputs or methodologies used may result in transfers between levels, which will be recognized as of the beginning of the reporting period. Information on transfers between Level 1 and Level 2, if any, will be disclosed following the fair value hierarchy table below. A reconciliation of Level 3 securities, if any, will also be disclosed following the fair value hierarchy table. For more information about the Portfolio’s policy regarding the valuation of investments, please refer to the Notes to Financial Statements.

The following table summarizes the fair value hierarchy of the Portfolio’s investments as of December 31, 2013:

Description	Level 1	Level 2	Level 3	Total
U.S. Treasury & Government Agencies
Agency Sponsored Mortgage-Backed	$—	$753,442,862	$—	$753,442,862
Federal Agencies	—	779,876,602	10,000,000	789,876,602
U.S. Treasury	—	961,991,176	—	961,991,176
Total U.S. Treasury & Government Agencies	—	2,495,310,640	10,000,000	2,505,310,640
Total Corporate Bonds & Notes*	—	274,209,555	—	274,209,555
Total Mortgage-Backed Securities*	—	121,833,437	—	121,833,437
Total Foreign Government*	—	115,988,044	—	115,988,044
Total Asset-Backed Securities*	—	24,210,746	—	24,210,746
Short-Term Investments
Mutual Fund	553,809,056	—	—	553,809,056
Repurchase Agreements	—	9,515,000	—	9,515,000
Total Short-Term Investments	553,809,056	9,515,000	—	563,324,056
Total Investments	$553,809,056	$3,041,067,422	$10,000,000	$3,604,876,478

Collateral for securities loaned (Liability)	$—	$(553,809,056)	$—	$(553,809,056)
Futures Contracts
Futures Contracts (Unrealized Appreciation)	$5,051,963	$—	$—	$5,051,963
Futures Contracts (Unrealized Depreciation)	(782,588)	—	—	(782,588)
Total Futures Contracts	$4,269,375	$—	$—	$4,269,375

*	See Schedule of Investments for additional detailed categorizations.

Following is a reconciliation of Level 3 assets for which significant unobservable inputs were used to determine fair value:

Investments in Securities	Balance as of December 31, 2012	Purchases	Balance as of December 31, 2013	Change in Unrealized Appreciation/ (Depreciation) from investments still held at December 31, 2013
U.S Treasury & Government Agencies
Federal Agencies	$—	$10,000,000	$10,000,000	$—

See accompanying notes to financial statements.

MSF-11

Metropolitan Series Fund

Western Asset Management U.S. Government Portfolio

Statement of Assets and Liabilities

December 31, 2013

Assets
Investments at value (a) (b)	$3,604,876,478
Cash	945
Cash collateral for futures contracts	4,062,900
Receivable for:
TBA securities sold	154,326,602
Fund shares sold	1,721,894
Interest	9,842,561
Variation margin on futures contracts	423,172
Prepaid expenses	7,134
Other assets	189,700

Total Assets	3,775,451,386
Liabilities
Collateral for securities loaned	553,809,056
Payables for:
TBA securities purchased	562,276,676
Fund shares redeemed	462,404
Accrued expenses:
Management fees	1,025,482
Distribution and service fees	116,617
Deferred trustees’ fees	50,424
Other expenses	122,029

Total Liabilities	1,117,862,688

Net Assets	$2,657,588,698

Net assets consist of:
Paid in surplus	$2,668,031,779
Undistributed net investment income	49,720,491
Accumulated net realized loss	(44,512,120)
Unrealized depreciation on investments and futures contracts	(15,651,452)

Net Assets	$2,657,588,698

Net Assets
Class A	$2,094,855,302
Class B	524,871,261
Class E	37,862,135
Capital Shares Outstanding*
Class A	174,371,055
Class B	43,921,722
Class E	3,164,043
Net Asset Value, Offering Price and Redemption Price Per Share
Class A	$12.01
Class B	11.95
Class E	11.97

*	The Portfolio is authorized to issue an unlimited number of shares.
(a)	Identified cost of investments was $3,624,987,005.
(b)	Includes securities loaned at value of $740,156,798.

Statement of Operations

Year Ended December 31, 2013

Investment Income
Interest	$39,398,158
Securities lending income	900,321

Total investment income	40,298,479
Expenses
Management fees	12,367,012
Administration fees	47,251
Custodian and accounting fees	237,910
Distribution and service fees—Class B	1,367,087
Distribution and service fees—Class E	60,176
Audit and tax services	62,150
Legal	27,754
Trustees’ fees and expenses	35,358
Shareholder reporting	112,117
Insurance	12,951
Miscellaneous	19,495

Total expenses	14,349,261
Less management fee waiver	(377,422)

Net expenses	13,971,839

Net Investment Income	26,326,640

Net Realized and Unrealized Loss
Net realized gain (loss) on:
Investments	(10,451,629)
Futures contracts	7,622,512

Net realized loss	(2,829,117)

Net change in unrealized appreciation (depreciation) on:
Investments	(45,536,589)
Futures contracts	2,733,668

Net change in unrealized depreciation	(42,802,921)

Net realized and unrealized loss	(45,632,038)

Net Decrease in Net Assets From Operations	$(19,305,398)

See accompanying notes to financial statements.

MSF-12

Metropolitan Series Fund

Western Asset Management U.S. Government Portfolio

Statements of Changes in Net Assets

	Year Ended December 31, 2013	Year Ended December 31, 2012
Increase (Decrease) in Net Assets:
From Operations
Net investment income	$26,326,640	$25,035,636
Net realized gain (loss)	(2,829,117)	30,322,134
Net change in unrealized appreciation (depreciation)	(42,802,921)	27,380,882

Increase (decrease) in net assets from operations	(19,305,398)	82,738,652

From Distributions to Shareholders
Net investment income
Class A	(43,315,200)	(40,807,280)
Class B	(10,582,515)	(10,274,093)
Class E	(813,173)	(927,136)

Total distributions	(54,710,888)	(52,008,509)

Increase in net assets from capital share transactions	104,703,093	104,753,535

Total increase in net assets	30,686,807	135,483,678

Net Assets
Beginning of period	2,626,901,891	2,491,418,213

End of period	$2,657,588,698	$2,626,901,891

Undistributed net investment income
End of period	$49,720,491	$54,452,337

Other Information:

Capital Shares

Transactions in capital shares were as follows:

	Year Ended December 31, 2013		Year Ended December 31, 2012
	Shares	Value	Shares	Value
Class A
Sales	17,350,300	$209,912,604	13,517,982	$165,830,507
Reinvestments	3,562,105	43,315,200	3,372,502	40,807,280
Redemptions	(9,856,222)	(119,217,102)	(9,553,676)	(116,963,586)

Net increase	11,056,183	$134,010,702	7,336,808	$89,674,201

Class B
Sales	5,800,933	$70,153,449	8,844,216	$108,006,785
Reinvestments	873,145	10,582,515	851,915	10,274,093
Redemptions	(8,730,200)	(105,248,059)	(8,014,495)	(97,750,360)

Net increase (decrease)	(2,056,122)	$(24,512,095)	1,681,636	$20,530,518

Class E
Sales	302,766	$3,653,423	338,417	$4,138,565
Reinvestments	67,038	813,173	76,877	927,136
Redemptions	(765,493)	(9,262,110)	(861,429)	(10,516,885)

Net decrease	(395,689)	$(4,795,514)	(446,135)	$(5,451,184)

Increase derived from capital shares transactions		$104,703,093		$104,753,535

See accompanying notes to financial statements.

MSF-13

Metropolitan Series Fund

Western Asset Management U.S. Government Portfolio

Financial Highlights

Selected per share data
	Class A
	Year Ended December 31,
	2013	2012	2011	2010	2009
Net Asset Value, Beginning of Period	$12.36	$12.21	$12.17	$11.86	$11.92

Income (Loss) From Investment Operations
Net investment income (a)	0.13	0.13	0.18	0.17	0.36
Net realized and unrealized gain (loss) on investments	(0.22)	0.28	0.46	0.51	0.13

Total from investment operations	(0.09)	0.41	0.64	0.68	0.49

Less Distributions
Distributions from net investment income	(0.26)	(0.26)	(0.18)	(0.33)	(0.55)
Distributions from net realized capital gains	0.00	0.00	(0.42)	(0.04)	0.00

Total distributions	(0.26)	(0.26)	(0.60)	(0.37)	(0.55)

Net Asset Value, End of Period	$12.01	$12.36	$12.21	$12.17	$11.86

Total Return (%) (b)	(0.74)	3.37	5.51	5.81	4.33

Ratios/Supplemental Data
Gross ratio of expenses to average net assets (%)	0.49	0.50	0.49	0.50	0.52
Net ratio of expenses to average net assets (%) (c)	0.48	0.48	0.49	0.49	0.52
Ratio of net investment income to average net assets (%)	1.05	1.03	1.51	1.36	3.04
Portfolio turnover rate (%)	317 (d)	340 (d)	549	551	262
Net assets, end of period (in millions)	$2,094.9	$2,017.9	$1,904.6	$1,830.2	$1,259.0

	Class B
	Year Ended December 31,
	2013	2012	2011	2010	2009
Net Asset Value, Beginning of Period	$12.29	$12.15	$12.11	$11.81	$11.87

Income (Loss) From Investment Operations
Net investment income (a)	0.10	0.10	0.15	0.13	0.32
Net realized and unrealized gain (loss) on investments	(0.21)	0.27	0.46	0.51	0.14

Total from investment operations	(0.11)	0.37	0.61	0.64	0.46

Less Distributions
Distributions from net investment income	(0.23)	(0.23)	(0.15)	(0.30)	(0.52)
Distributions from net realized capital gains	0.00	0.00	(0.42)	(0.04)	0.00

Total distributions	(0.23)	(0.23)	(0.57)	(0.34)	(0.52)

Net Asset Value, End of Period	$11.95	$12.29	$12.15	$12.11	$11.81

Total Return (%) (b)	(0.91)	3.05	5.27	5.49	4.08

Ratios/Supplemental Data
Gross ratio of expenses to average net assets (%)	0.74	0.75	0.74	0.75	0.77
Net ratio of expenses to average net assets (%) (c)	0.73	0.73	0.74	0.74	0.77
Ratio of net investment income to average net assets (%)	0.80	0.78	1.26	1.12	2.79
Portfolio turnover rate (%)	317 (d)	340 (d)	549	551	262
Net assets, end of period (in millions)	$524.9	$565.2	$538.2	$466.5	$356.3

Please see following page for Financial Highlights footnote legend.

See accompanying notes to financial statements.

MSF-14

Metropolitan Series Fund

Western Asset Management U.S. Government Portfolio

Financial Highlights

Selected per share data
	Class E
	Year Ended December 31,
	2013	2012	2011	2010	2009
Net Asset Value, Beginning of Period	$12.31	$12.16	$12.13	$11.82	$11.88

Income (Loss) From Investment Operations
Net investment income (a)	0.11	0.11	0.16	0.15	0.34
Net realized and unrealized gain (loss) on investments	(0.21)	0.28	0.46	0.51	0.14

Total from investment operations	(0.10)	0.39	0.62	0.66	0.48

Less Distributions
Distributions from net investment income	(0.24)	(0.24)	(0.17)	(0.31)	(0.54)
Distributions from net realized capital gains	0.00	0.00	(0.42)	(0.04)	0.00

Total distributions	(0.24)	(0.24)	(0.59)	(0.35)	(0.54)

Net Asset Value, End of Period	$11.97	$12.31	$12.16	$12.13	$11.82

Total Return (%) (b)	(0.75)	3.15	5.28	5.67	4.19

Ratios/Supplemental Data
Gross ratio of expenses to average net assets (%)	0.64	0.65	0.64	0.65	0.67
Net ratio of expenses to average net assets (%) (c)	0.63	0.63	0.64	0.64	0.67
Ratio of net investment income to average net assets (%)	0.90	0.88	1.35	1.20	2.94
Portfolio turnover rate (%)	317 (d)	340 (d)	549	551	262
Net assets, end of period (in millions)	$37.9	$43.8	$48.7	$57.6	$64.6

(a)	Per share amounts based on average shares outstanding during the period.
(b)	Total return does not reflect any insurance, sales, separate account or administrative charges of variable annuity or life insurance contracts or any additional expenses that contract owners may bear under their variable contracts. If these charges were included, the returns would be lower.
(c)	Net ratio of expenses to average net assets includes the effect of management fee waivers as detailed in Note 6 of the Notes to Financial Statements.
(d)	Includes mortgage dollar roll and TBA transactions; excluding these transactions the portfolio turnover rate would have been 137% and 164% for 2013 and 2012, respectively.

See accompanying notes to financial statements.

MSF-15

Metropolitan Series Fund

Western Asset Management U.S. Government Portfolio

Notes to Financial Statements—December 31, 2013

1. Organization

Metropolitan Series Fund (the “Trust”) is organized as a Delaware statutory trust and registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. The Trust is currently comprised of thirty series, each of which operates as a distinct investment vehicle of the Trust. The portfolio included in this report is Western Asset Management U.S. Government Portfolio (the “Portfolio”), which is diversified. Shares in the Portfolio are not offered directly to the general public and are currently available only to separate accounts established by Metropolitan Life Insurance Company (“MetLife”) and other affiliated life insurance companies.

The Portfolio has registered and offers three classes of shares: Class A, B, and E shares. Shares of each Class of the Portfolio represent an equal pro rata interest in the Portfolio and generally give the shareholder the same voting, dividend, liquidation, and other rights. Investment income, realized and unrealized capital gains and losses, the common expenses of the Portfolio, and certain Portfolio-level expense reductions, if any, are allocated on a pro rata basis to each Class based on the relative net assets of each Class to the net assets of the Portfolio. Each Class of shares differs in its respective distribution plan and such distribution expenses are allocated to that Class.

2. Significant Accounting Policies

The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America (“GAAP”) requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities as of the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates. In the preparation of these financial statements, management has evaluated events and transactions subsequent to December 31, 2013 through the date the financial statements were issued.

The following is a summary of significant accounting policies consistently followed by the Portfolio in the preparation of its financial statements.

Investment Valuation and Fair Value Measurements - Debt securities (other than short term obligations with a remaining maturity of sixty days or less), including corporate, convertible and municipal bonds and notes; obligations of the U.S. treasury and U.S. government agencies; sovereign issues; floating rate loans; and non-U.S. bonds, are generally valued on the basis of evaluated or composite bid quotations obtained from independent pricing services and/or brokers and dealers selected by MetLife Advisers, LLC (“MetLife Advisers” or the “Adviser”), an affiliate of MetLife, Inc., pursuant to authorization of the Board of Trustees of the Trust (the “Board” or “Trustees”). Such quotations utilize matrix pricing, which considers observable inputs including, among other things, issuer details, maturity dates, interest rates, yield curves, rates of prepayment, credit risks/spreads, default rates, reported trades, broker dealer quotes and quoted prices for similar securities. Securities that use similar valuation techniques and inputs as described above are generally categorized as Level 2 within the fair value hierarchy.

Mortgage and asset-backed securities are usually issued as separate tranches, or classes, of securities within each deal. These securities are also generally valued on the basis of evaluated or composite bid quotations obtained from independent pricing services and/or brokers and dealers selected by the Adviser pursuant to authorization of the Board. The pricing models for these securities usually consider tranche-level attributes, estimated cash flows and market-based yield spreads for each tranche and current market data, and incorporate deal collateral performance, as available. Mortgage and asset-backed securities that use similar valuation techniques and inputs as described above are generally categorized as Level 2 within the fair value hierarchy.

Short term obligations with a remaining maturity of sixty days or less are generally valued at amortized cost, which approximates fair market value, and are generally categorized as Level 2 within the fair value hierarchy.

Domestic and foreign equity securities, such as common stock, exchange-traded funds, rights, warrants, and preferred stock, that are traded on a securities exchange, are generally valued at their last sale price on the exchange or market in which they are principally traded on the valuation date, or, if no sales occurred on that day, at the last reported bid price. Equity securities traded over-the-counter are generally valued at the last reported sale price. Valuation adjustments may be applied to certain foreign equity securities that are traded solely on foreign exchanges that close before the close of the U.S. market to account for the market movement between the close of the foreign exchanges and the close of the U.S. market. The Portfolio may use a systematic fair valuation model provided by an independent third party to value securities principally traded in these foreign markets in order to adjust for possible stale pricing that may occur between the close of the foreign exchanges and the time of the Portfolio valuation. Foreign equity securities using these valuation adjustments are generally categorized as Level 2 within the fair value hierarchy. Equity securities that are actively traded, and have no valuation adjustments applied, are categorized as Level 1 within the fair value hierarchy. Other equity securities traded on inactive markets, or valued in reference to similar instruments traded on active markets, are generally categorized as Level 2 within the fair value hierarchy.

MSF-16

Metropolitan Series Fund

Western Asset Management U.S. Government Portfolio

Notes to Financial Statements—December 31, 2013—(Continued)

Investments in registered open-end management investment companies are valued at reported net asset value per share on the valuation date and are categorized as Level 1 within the fair value hierarchy.

Forward foreign currency exchange contracts are valued through an independent pricing service based on the mean between closing bid and ask prices of the forward currency rates in the London foreign exchange markets on a daily basis as provided by a reliable bank or dealer. These contracts are generally categorized as Level 2 within the fair value hierarchy.

Options, whether on securities, indices, futures contracts, or otherwise, traded on exchanges are valued at the last sale price available as of the close of business on the valuation date or, if there is no such price available, at the mean between the last reported bid and ask prices. These types of options are categorized as Level 1 within the fair value hierarchy. Futures contracts, which are traded on commodity exchanges, are valued at their closing prices as of the close of such exchanges and are categorized as Level 1 within the fair value hierarchy.

Options and futures contracts that are traded over-the-counter are generally valued on the basis of quotations provided by broker-dealers or prices provided by pricing service providers who use a series of techniques, including simulation pricing models, to determine the value of the contracts. The pricing models use inputs that are observed from actively quoted markets such as issuer details, indices, spreads, interest rates, yield curves, credit curves, measures of volatility and exchange rates. These contracts are generally categorized as Level 2 within the fair value hierarchy.

If no current market value quotation or other observable inputs are readily available or market value quotations are deemed to be unreliable for a security, the fair value of the security will be determined in accordance with procedures approved by and under the general supervision of the Board. In such a circumstance, the Board has delegated the determination of the fair value of a security to a Valuation Committee (“Committee”) of MetLife Advisers. The Committee provides general pricing oversight and fair value pricing determinations related to portfolio securities and meets on a regular basis to review reports relating to the valuation of the securities in the Portfolio. The Board has delegated to State Street Bank and Trust Company, the Trust’s custodian (“custodian”), the responsibility for calculating the net asset values (“NAVs”) of the Trust’s Portfolios. The Committee is responsible for overseeing the calculation of the NAVs of the Portfolios by the custodian. The Committee also periodically reviews pricing vendors, including the vendor providing fair value pricing for the Portfolio’s foreign securities, and is responsible for overseeing the correction of pricing errors and addressing other pricing issues that arise in the ordinary course of business, such as making real-time fair value determinations, as necessary.

No single standard for determining the fair value of a security can be set forth because fair value depends upon the facts and circumstances with respect to each security. Information relating to any relevant factors may be obtained by the Committee from any appropriate source, including the subadviser of the Portfolio, the custodian, a pricing service, market maker and/or broker for such security or the issuer. Appropriate methodologies for determining fair value under particular circumstances may include: matrix pricing, comparisons of securities with comparable characteristics, value based on multiples of earnings, discount from market price of similar marketable securities or a combination of these and other methods. The Committee maintains a detailed report tracking each fair-valued security that compares the fair value price to the next available trade, vendor or broker price, and provides information on how close the fair value price was to the next quoted price. The Committee reviews a summary of such report monthly. On a quarterly basis, the Board is provided with the following for consideration and ratification or adjustment: (1) a memorandum summarizing the actions taken by the Committee in the prior quarter; and (2) a list of the Portfolio’s securities as of the most recent quarter-end for which market quotations were not readily available.

Investment Transactions and Related Investment Income - Portfolio security transactions are recorded on the trade date. Dividend income is recorded on the ex-dividend date or, for certain foreign securities, when notified. Interest income, which includes amortization of premium and accretion of discount on debt securities, is recorded on the accrual basis. Realized gains and losses on investments are determined on the identified cost basis, which is the same basis used for federal income tax purposes. Foreign income and foreign capital gains on some foreign securities may be subject to foreign taxes, which are accrued as applicable. These foreign taxes have been provided for in accordance with the Portfolio’s understanding of the applicable countries’ tax rules and rates.

Income Taxes - It is the Portfolio’s policy to comply with the requirements of the Internal Revenue Code of 1986, as amended, and regulations thereunder, applicable to regulated investment companies and to distribute, with respect to each taxable year, all of its taxable income to shareholders. Therefore, no federal income tax provision is required. The Portfolio files U.S. federal tax returns. No income tax returns are currently under examination. The Portfolio’s federal tax returns for the prior three fiscal years remain subject to examination by the Internal Revenue Service. As of December 31, 2013, the Portfolio had no uncertain tax positions that would require financial statement recognition, or de-recognition or disclosure.

Dividends and Distributions to Shareholders - The Portfolio records dividends and distributions on the ex-dividend date. Net realized gains from security transactions (if any) are generally distributed annually to shareholders. The timing and characterization of certain income and capital gains distributions are determined in accordance with federal tax regulations that may differ from GAAP. Permanent book and tax basis differences relating to shareholder distributions will result in reclassification between under/over distributed net investment income, accumulated net realized gains/losses, and paid-in surplus.

MSF-17

Metropolitan Series Fund

Western Asset Management U.S. Government Portfolio

Notes to Financial Statements—December 31, 2013—(Continued)

Book-tax differences are primarily due to premium amortization, paydown gain/loss reclasses, and Treasury Inflation Protected Security (TIPS) deflation adjustments. These adjustments have no impact on net assets or the results of operations.

Securities Lending - The Portfolio may lend its portfolio securities to certain qualified brokers who borrow securities in order to complete certain securities transactions. By lending its portfolio securities, the Portfolio attempts to increase its net investment income through the receipt of income on collateral held from securities on loan. Any gain or loss in the market price of the loaned securities that might occur and any interest earned or dividends declared during the term of the loan would accrue to the account of the Portfolio.

The Trust has entered into a securities lending arrangement with the custodian. Under this arrangement, the custodian is authorized to loan portfolio securities on the Portfolio’s behalf. In exchange, the Portfolio receives either cash or securities as collateral against the loaned securities. The Portfolio receives collateral at least equal to 102% of the market value of the loaned securities (105% for foreign equity securities), at each loan’s inception. Collateral representing at least 100% of the market value of the loaned securities must be maintained for the duration of the loan. A liability for cash collateral is reflected on the Statement of Assets and Liabilities, and is categorized as Level 2 within the fair value hierarchy. Cash collateral is generally invested in the State Street Navigator Securities Lending MET Portfolio (the “Navigator Portfolio”), a series of the State Street Navigator Securities Lending Trust that is managed by an affiliate of the custodian. The Navigator Portfolio is a registered money market fund that invests in a variety of high-quality, U.S. dollar-denominated instruments. If the market value of the collateral at the close of trading on a business day is less than 100% of the market value of the loaned securities at the close of trading on that day, the borrower shall be required to deliver, by the close of business on the following business day, an additional amount of collateral, so that the total amount of posted collateral is equal to at least 100% of the market value of all the loaned securities as of such preceding day. A portion of net income (income after the deduction of expenses and fees of the Navigator Portfolio) on the collateral is rebated to the borrower of the securities and the remainder is split between the custodian and the Portfolio. On loans collateralized by U.S. Treasuries, a fee is received from the borrower and is allocated between the Portfolio and the custodian. The risks associated with lending portfolio securities include, but are not limited to, possible delays in receiving additional collateral or in the recovery of the loaned securities, possible loss of rights in the collateral should the borrower fail financially, as well as risk of loss in the value of the collateral or the value of the investments made with the collateral. The lending agent has agreed to indemnify the Portfolio in the case of default of any securities borrower. Income received by the Portfolio in securities lending transactions during the year ended December 31, 2013 is reflected as Securities lending income on the Statement of Operations. Any outstanding loans by the Portfolio at December 31, 2013 are disclosed in the footnotes to the Schedule of Investments.

Foreign Currency Translation - The books and records of the Portfolio are maintained in U.S. dollars. The values of securities, currencies, and other assets and liabilities denominated in currencies other than the U.S. dollar are translated into U.S. dollars based upon foreign exchange rates prevailing at the end of the period. Purchases and sales of investment securities, income, and expenses are translated on the respective dates of such transactions. Because the values of investment securities are translated at the foreign exchange rates prevailing at the end of the period, that portion of the results of operations arising from changes in exchange rates and that portion of the results of operations reflecting fluctuations arising from changes in market prices of the investment securities are not separated. Such fluctuations are included in the net realized and unrealized gain or loss on investments.

Net realized foreign exchange gains or losses arise from activity in forward foreign currency exchange contracts, sales of foreign currency, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest, and foreign withholding taxes recorded by the Portfolio and the U.S. dollar equivalent of the amounts actually received or paid by the Portfolio. Net unrealized foreign exchange gains and losses arise from changes in the value of assets and liabilities, other than investment securities, resulting from changes in foreign exchange rates.

Repurchase Agreements - The Portfolio may enter into repurchase agreements, under the terms of a Master Repurchase Agreement, with selected commercial banks and broker-dealers, under which the Portfolio acquires securities as collateral and agrees to resell the securities at an agreed upon time and at an agreed-upon price. The Portfolio, through the custodian or a subcustodian, receives delivery of the underlying securities collateralizing any repurchase agreements. The Portfolio requires the custodian to take possession, to have legally segregated in the Federal Reserve Book Entry System, or to have segregated within the custodian’s vault, all securities held as collateral for repurchase agreements. It is the Portfolio’s policy that the market value of the collateral be at least equal to 100% of the repurchase price in the case of a repurchase agreement of one-day duration and at least equal to 102% of the repurchase price in the case of all other repurchase agreements. In the event of default or failure by a party to perform an obligation in connection with any repurchase transaction, the Master Repurchase Agreement gives the non-defaulting party the right to set-off claims and to apply property held by it in connection with any repurchase transaction against obligations owed to it.

At December 31, 2013, the Portfolio had investments in repurchase agreements with a gross value of $9,515,000, which is included as part of investments at value on the Statement of Assets and Liabilities. The value of the related collateral exceeded the value of the repurchase agreements at December 31, 2013.

Mortgage Dollar Rolls - The Portfolio may enter into mortgage “dollar rolls” in which a Portfolio sells to-be-announced (“TBA”) mortgage-backed securities for delivery in the current month and simultaneously contracts to repurchase substantially similar (same

MSF-18

Metropolitan Series Fund

Western Asset Management U.S. Government Portfolio

Notes to Financial Statements—December 31, 2013—(Continued)

type, coupon, and maturity) securities on a specified future date. For the duration of the transaction, or roll period, the Portfolio foregoes principal (including prepayments of principal) and interest paid on the securities sold. Dollar rolls are accounted for as purchase and sale transactions; gain or loss is recognized at the commencement of the term of the dollar roll and each time the mortgage-backed security is rolled.

Mortgage dollar roll transactions involve the risk that the market value of the securities that the Portfolio is required to reacquire may be less than the agreed-upon repurchase price of those securities and that the investment performance of securities purchased with proceeds from these transactions does not exceed the income, capital appreciation and gain or loss that would have been realized on the securities transferred or sold, as applicable, as part of the treasury or mortgage dollar roll.

Mortgage Related and Other Asset-Backed Securities - The Portfolio may invest in mortgage-related or other asset-backed securities. These securities may include mortgage pass-through securities, collateralized mortgage obligations (“CMOs”), commercial mortgage-backed securities, CMO residuals, stripped mortgage backed securities (“SMBS”), and other securities that directly or indirectly represent a participation in, or are secured by or payable from, mortgage loans on real property or other receivables. The value of some mortgage- or asset-backed securities may be particularly sensitive to changes in prevailing interest rates. Early repayment of principal on some mortgage-related securities may expose the Portfolio to a lower rate of return upon reinvestment of principal. The value of these securities may fluctuate in response to the market’s perception of the creditworthiness of the issuers. Additionally, although mortgages and mortgage-related securities are generally supported by some form of government or private guarantee and/or insurance, there is no assurance that private guarantors or insurers will meet their obligations.

In one type of SMBS, one class receives all of the interest from the mortgage assets (the interest-only or “IO” class), while the other class will receive all of the principal (the principal-only or “PO” class). Because principal will not be received at the maturity of an IO, adjustments are made to the book value of the security until maturity. These adjustments are netted against payments received for the IOs and the net amount is included in interest income on the Statement of Operations of the Portfolio. Payments received for POs are treated as reductions to the cost and par value of the securities. Details of mortgage related and other asset-backed securities held by the Portfolio are included in the Portfolio’s Schedule of Investments.

The Portfolio may invest a significant portion of its assets in securities of issuers that hold mortgage and asset-backed securities and direct investments in securities backed by commercial and residential mortgage loans and other financial assets. The value and related income of these securities are sensitive to changes in economic conditions, including delinquencies and/or defaults, and may be negatively impacted by increased volatility of market prices and periods of illiquidity.

TBA Purchase & Forward Sale Commitments - The Portfolio may enter into TBA commitments to purchase or sell securities for a fixed price at a future date. TBA commitments are considered securities in themselves, and involve a risk of loss if the value of the security to be purchased or sold declines or increases prior to settlement date, which is in addition to the risk of decline in the value of the Portfolio’s other assets. TBA forward sales commitments are valued at the current market value of the underlying securities, according to the procedures described under “Investment Valuation and Fair Value Measurements”.

When-Issued and Delayed-Delivery Securities - The Portfolio may purchase securities on a when-issued or delayed-delivery basis. Settlement of such transactions normally occurs within a month or more after the purchase commitment is made. The Portfolio may purchase securities under such conditions only with the intention of actually acquiring them, but may enter into a separate agreement to sell the securities before the settlement date. Since the value of securities purchased may fluctuate prior to settlement, the Portfolio may be required to pay more at settlement than the security is worth. In addition, the purchaser is not entitled to any of the interest earned prior to settlement.

Upon making a commitment to purchase a security on a when-issued or delayed-delivery basis, the Portfolio will hold liquid assets in a segregated account with the Portfolio’s custodian, or set aside liquid assets in the Portfolio’s records, worth at least the equivalent of the amount due. The liquid assets will be monitored on a daily basis and adjusted as necessary to maintain the necessary value.

3. Investments in Derivative Instruments

Futures Contracts - The Portfolio may buy and sell futures contracts as a hedge, to maintain investment exposure to a target asset class or to enhance return. The Portfolio may be subject to fluctuations in equity prices, interest rates, commodity prices, and foreign currency exchange rates in the normal course of pursuing its investment objective. Futures contracts are standardized agreements to buy or sell a security, or deliver a final cash settlement price in connection with an index, interest rate, currency, or other asset. The Portfolio must deposit an amount (“initial margin”) equal to a certain percentage of the face value of the futures contract. The initial margin may be in the form of cash or securities, which is returned when the Portfolio’s obligations under the contract have been satisfied. If cash is deposited as the initial margin, it is shown as cash collateral on the Statement of Assets and Liabilities. Futures contracts are marked-to-market daily, and subsequent payments (“variation margin”) are made or received by the Portfolio depending on whether unrealized gains or losses are incurred. These amounts are reflected as receivables or payables on the Statement of Assets and Liabilities and as a component of net change in unrealized appreciation/depreciation on the Statement of Operations. When the

MSF-19

Metropolitan Series Fund

Western Asset Management U.S. Government Portfolio

Notes to Financial Statements—December 31, 2013—(Continued)

contract is closed or expires, the Portfolio records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. Risks of entering into futures contracts (and related options) include the possibility that the market for these instruments may be illiquid and that a change in the value of the contract or option may not correlate perfectly with changes in the value of the underlying instrument. Futures contracts are exchange-traded and the exchange’s clearinghouse, as counterparty to all exchange-traded futures, guarantees the futures contracts against default. For over-the-counter futures the Portfolio’s ability to terminate the positions may be more limited than in the case of exchange-traded positions and may also involve the risk that securities dealers participating in such transactions would fail to meet their obligations to the Portfolio.

At December 31, 2013, the Portfolio had the following derivatives, categorized by risk exposure:

	Asset Derivatives		Liability Derivatives
Risk Exposure	Statement of Assets & Liabilities Location	Fair Value	Statement of Assets & Liabilities Location	Fair Value
Interest Rate	Unrealized appreciation on futures contracts*	$5,051,963	Unrealized depreciation on futures contracts*	$782,588

*	Includes cumulative appreciation/depreciation of futures contracts as reported in the Schedule of Investments. Only the current day’s variation margin is reported within the Statement of Assets and Liabilities.

Transactions in derivative instruments during the year ended December 31, 2013 were as follows:

Statement of Operations Location—Net Realized Gain (Loss)	Interest Rate
Futures contracts	$7,622,512

Statement of Operations Location—Net Change in Unrealized Appreciation (Depreciation)	Interest Rate
Futures contracts	$2,733,668

For the year ended December 31, 2013, the average amount or number per contract outstanding for each derivative type was as follows:

Derivative Description	Average Notional Par or Face Amount‡
Futures contracts long	$57,809,091
Futures contracts short	(188,133,333)

‡	Averages are based on activity levels during 2013.

4. Certain Risks

Market Risk: In the normal course of business, the Portfolio invests in securities and enters into transactions where risks exist due to fluctuations in the market (market risk) or failure of the other party to a transaction to perform (credit and counterparty risk). The value of securities held by the Portfolio may decline in response to certain events, including those directly involving the companies whose securities are owned by the Portfolio; conditions affecting the general economy; overall market changes; local, regional or global political, social or economic instability; currency, interest rate, and price fluctuations.

Credit and Counterparty Risk: The Portfolio may be exposed to counterparty risk, or the risk that an entity with which the Portfolio has unsettled or open transactions may default. The potential loss could exceed the value of the financial assets and liabilities recorded in the financial statements. Financial assets that potentially expose the Portfolio to credit and counterparty risk consist principally of cash due from counterparties and investments. The Portfolio manages counterparty risk by entering into agreements only with counterparties that it believes have the financial resources to honor their obligations and by monitoring the financial stability of those counterparties. The Portfolio’s investment adviser attempts to mitigate counterparty risk by (i) periodically assessing the creditworthiness of its trading partners, (ii) monitoring and/or limiting the amount of its net exposure to each individual counterparty based on its assessment, and (iii) requiring collateral from the counterparty for certain transactions. In order to preserve certain safeguards for non-standard settlement trades, the Portfolio restricts its exposure to credit and counterparty losses by entering into master netting agreements with counterparties (approved brokers) with whom it undertakes a significant volume of transactions. Master Agreements govern the terms of certain transactions, and reduce the counterparty risk associated with relevant transactions by specifying credit protection mechanisms and providing standardization that improves legal certainty. Master Agreements can also help limit counterparty risk by specifying collateral posting arrangements at pre-arranged exposure levels. Collateral requirements may differ by type of derivative or investment, as applicable. Collateral or margin requirements are set by the broker or exchange clearing

MSF-20

Metropolitan Series Fund

Western Asset Management U.S. Government Portfolio

Notes to Financial Statements—December 31, 2013—(Continued)

house for exchange traded derivatives (e.g., futures contracts and exchange traded options) while collateral terms are contract specific for over-the-counter traded derivatives (e.g., forward foreign currency exchange contracts, swap agreements and over-the-counter options).

For derivatives traded under an International Swaps and Derivatives Association, Inc. Master Agreement (“ISDA Master Agreement”) or similar master agreement, the collateral requirements are netted across all transactions traded under such agreement and one amount is posted from one party to the other to collateralize such obligations. The ISDA Master Agreement gives each party to the agreement the right to terminate all transactions traded under such agreement if there is a certain deterioration in the credit quality of the other party. The ISDA Master Agreement gives the Portfolio the right, upon an event of default by the applicable counterparty or a termination of the agreement, to close out all transactions traded under such agreement and to net amounts owed under each transaction to one net amount payable by one party to the other. This right to close out and net payments across all transactions traded under the ISDA Master Agreement could result in a reduction of the Portfolio’s credit risk to such counterparty equal to any amounts payable by the Portfolio under the applicable transactions, if any. However, absent an event of default by the counterparty or a termination of the agreement, the ISDA Master Agreement does not result in an offset of reported amounts of assets and liabilities in the Statement of Assets and Liabilities across transactions between the Portfolio and the applicable counterparty. The enforceability of the right to offset may vary by jurisdiction. Cash collateral that has been pledged to cover obligations of the Portfolio under derivative contracts, if any, will be reported separately in the Statement of Assets and Liabilities. Securities pledged as collateral, if any, for the same purpose are noted in the Schedule of Investments.

Repurchase and reverse repurchase agreements are primarily executed under Global Master Repurchase Agreements (“GMRAs”) or Master Repurchase Agreements (“MRAs”), which provide the rights to set-off. Each repurchase and reverse repurchase agreement is initially collateralized at the transaction level. In the event of default, the total market value exposure will be offset against collateral exchanged to date, which would result in a net receivable/(payable) that would be due from/to the counterparty.

Master Securities Forward Transaction Agreements (“Master Forward Agreements”) govern the considerations and factors surrounding the settlement of certain forward settling transactions, such as To-Be-Announced securities, delayed-delivery or secured borrowings transactions by and between the Portfolio and select counterparties. The Master Forward Agreements maintain provisions for, among other things, initiation and confirmation, payment and transfer, events of default, termination, and maintenance of collateral.

Customer Account Agreements and related addendums govern cleared derivatives transactions such as futures, options on futures, and cleared OTC derivatives. Cleared derivative transactions require posting of initial margin as determined by each relevant clearing agency which is segregated at a broker account registered with the Commodities Futures Trading Commission (CFTC), or the applicable regulator. In the U.S., counterparty risk is significantly reduced as creditors of the futures broker do not have claim to Portfolio assets in the segregated account. Additionally, portability of exposure in the event of default further reduces risk to the Portfolio. Variation margin, or changes in market value, are exchanged daily, but may not be netted between futures and cleared OTC derivatives.

Additional risks associated with each type of investment are described above within the respective security type notes. The Portfolio’s prospectus includes a discussion of the principal risks of investing in the Portfolio.

5. Investment Transactions

Aggregate cost of purchases and proceeds of sales of investment securities, including mortgage dollar roll and TBA transactions but excluding short-term securities, for the year ended December 31, 2013 were as follows:

Purchases		Sales
U.S. Government	Non U.S. Government	U.S. Government	Non U.S. Government
$8,852,240,049	$107,235,407	$8,769,987,350	$79,618,906

Purchases and sales of mortgage dollar rolls and TBA transactions for the year ended December 31, 2013 were $5,487,163,080 and $5,380,296,778, respectively.

MSF-21

Metropolitan Series Fund

Western Asset Management U.S. Government Portfolio

Notes to Financial Statements—December 31, 2013—(Continued)

6. Investment Management Fees and Other Transactions with Affiliates

Investment Management Agreement - MetLife Advisers is the investment adviser to the Portfolio. The Trust has entered into an investment management agreement with MetLife Advisers with respect to the Portfolio. For providing investment management services to the Portfolio, MetLife Advisers receives monthly compensation at the following annual rates:

Management Fees earned by MetLife Advisers for the year ended December 31, 2013	% per annum	Average Daily Net Assets
$12,367,012	0.550%	Of the first $500 million
	0.450%	On amounts in excess of $500 million

MetLife Advisers has entered into an investment subadvisory agreement with respect to the Portfolio. Western Asset Management Company is compensated by MetLife Advisers to provide subadvisory services for the Portfolio.

Management Fee Waivers - Pursuant to an expense agreement, MetLife Advisers agreed, for the period April 29, 2013 through April 27, 2014, to reduce its advisory fees set out above under “Investment Management Agreement” for each class of the Portfolio as follows:

% per annum	Average Daily Net Assets
0.050%	On amounts over $200 million and under $500 million
0.010%	On amounts over $1 billion and under $2 billion
0.020%	On amounts in excess of $2 billion

An identical expense agreement was in place for the period January 1, 2012 through April 28, 2013. Amounts waived for the year ended December 31, 2013 are shown as management fee waivers in the Statement of Operations.

Certain officers and trustees of the Trust may also be officers of MetLife Advisers; however, such officers and trustees receive no compensation from the Trust.

Transfer Agency Agreement - MetLife serves as the transfer agent for the Trust. MetLife receives no fees for its services to the Trust under the transfer agency agreement.

Distribution and Service Fees - The Trust has a distribution agreement with MetLife Investors Distribution Company (“MIDC” or the “Distributor”) in which MIDC serves as the distributor for the Portfolio’s Class A, B and E Shares. MIDC is a wholly-owned subsidiary of MetLife Investors Group, Inc., an affiliate of the Adviser. The Trust has also adopted a Distribution and Service Plan under Rule 12b-1 of the 1940 Act for the Portfolio’s Class B and E Shares. Under the Distribution and Service Plan, the Class B and E Shares of the Portfolio pay a fee to compensate the Insurance Companies (or their affiliates) and other broker-dealers and financial intermediaries involved in the offer and sale of Portfolio shares for promoting or selling and servicing the Class B and E Shares. The fees under the Distribution and Service Plan for each class of the Portfolio’s shares are calculated as a percentage of the Portfolio’s average daily net assets that are attributable to that Class. Currently, the fee is 0.25% per year for Class B Shares and 0.15% per year for Class E Shares. Amounts incurred by the Portfolio for the year ended December 31, 2013 are shown as Distribution and service fees in the Statement of Operations.

Deferred Trustee Compensation - Each Trustee who is not currently an employee of the Adviser or any of its affiliates receives compensation from the Trust for his or her service to the Trust. A deferred compensation plan (the “Plan”) is available to the Trustees on a voluntary basis. Deferred amounts remain in the Trust until distributed in accordance with the provisions of the Plan. The value of a participating Trustee’s deferral account is based on theoretical investments of deferred amounts, on the normal payment dates in certain portfolios of the Trust or Met Investors Series Trust, an affiliate of the Trust, as designated by the participating Trustee. Changes in the value of participants’ deferral accounts are reflected as Trustees’ fees and expenses in the Statement of Operations. The portion of the accrued obligations allocated to the Portfolio under the Plan is reflected as Deferred trustees’ fees in the Statement of Assets and Liabilities.

7. Contractual Obligations

Under the Trust’s organizational documents, its officers and Trustees may be indemnified against certain liabilities and expenses arising out of the performance of their duties to the Trust. Additionally, the Trust has a variety of indemnification obligations under contracts with its service providers. The Trust’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Trust that have not yet occurred.

MSF-22

Metropolitan Series Fund

Western Asset Management U.S. Government Portfolio

Notes to Financial Statements—December 31, 2013—(Continued)

8. Income Tax Information

The tax character of distributions paid for the periods ended December 31, 2013 and 2012 was as follows:

Ordinary Income		Long-Term Capital Gain		Total
2013	2012	2013	2012	2013	2012
$54,710,888	$52,008,509	$—	$—	$54,710,888	$52,008,509

As of December 31, 2013, the components of distributable earnings (accumulated losses) on a federal income tax basis were as follows:

Undistributed Ordinary Income	Undistributed Long-Term Capital Gain	Net Unrealized Depreciation	Loss Carryforwards	Other Accumulated Capital Losses	Total
$49,815,865	$—	$(37,773,361)	$—	$(22,435,160)	$(10,392,656)

The Portfolio utilizes the provisions of the federal income tax laws that provide for the carryforward of capital losses for prior years, offsetting such losses against any future realized capital gains. Under the Regulated Investment Company Modernization Act of 2010 (the “Act”), net capital losses recognized after December 22, 2010 may be carried forward indefinitely and their character is retained as short-term and/or long-term losses. Previously, net capital losses were carried forward for up to eight years and treated as short-term losses. As a transition rule, the Act requires that post-enactment net capital losses be used before pre-enactment net capital losses.

As of December 31, 2013, the Portfolio had post-enactment short-term accumulated capital losses in the amount of $13,099,133 and post-enactment long-term accumulated capital losses in the amount of $9,336,027.

MSF-23

Metropolitan Series Fund

Western Asset Management U.S. Government Portfolio

Report of Independent Registered Public Accounting Firm

To the Shareholders of Western Asset Management U.S. Government Portfolio and the Board of Trustees of Metropolitan Series Fund:

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Western Asset Management U.S. Government Portfolio, one of the portfolios constituting Metropolitan Series Fund (the “Trust”) as of December 31, 2013, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Trust’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Trust is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Trust’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2013, by correspondence with the custodian and brokers; where replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Western Asset Management U.S. Government Portfolio of Metropolitan Series Fund, as of December 31, 2013, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

Deloitte & Touche LLP

Boston, Massachusetts

February 27, 2014

MSF-24

Metropolitan Series Fund

Trustees and Officers of Metropolitan Series Fund

The Trustees and executive officers of the Trust, their ages and their principal occupations during the past five years are set forth below. Unless otherwise indicated, the business address of each is One Financial Center, Boston, MA 02111. Each Trustee who is deemed an “interested person,” as such term is defined in the 1940 Act, is indicated by an asterisk. Those Trustees who are not “interested persons” as defined in the 1940 Act are referred to as “Independent Trustees.” Additional information about the Trustees is available in the Statement of Additional Information, which is available without charge, upon request, by calling (800) 848-3854.

Trustees of the Trust

Name and Age	Position(s) Held with Registrant	Term of Office and Length of Time Served	Principal Occupation(s) During the Past 5 Years(1)	Number of Portfolios in Fund Complex(2) overseen	Other Directorships Held by Trustee During the Past 5 Years(1)
Interested Trustee
Elizabeth M. Forget* (47)	Trustee, Chairman of the Board, President and Chief Executive Officer	Indefinite; From May 2006 (President and Chief Executive Officer)/ August 2006 (Trustee and Chairman of the Board) to present	Senior Vice President, MetLife Inc.; President, MetLife Advisers, LLC and a predecessor company.	79	Trustee, Met Investors Series Trust (the “MIST Trust”);** various MetLife-affiliated boards.

Independent Trustees
Stephen M. Alderman (54)	Trustee	Indefinite; From April 2012 to present	Shareholder in the law firm of Garfield & Merel, Ltd.	79	Trustee, MIST Trust;** Director, International Truck Leasing Corp.

Robert J. Boulware (57)	Trustee	Indefinite; From April 2012 to present	Managing Director, Pilgrim Funds, LLC (private equity fund).	79	Trustee, MIST Trust;** Trustee, Vertical Capital Income Fund (closed-end fund); Director, Gainsco, Inc. (auto insurance).

Susan C. Gause (61)	Trustee	Indefinite; From April 2012 to present	Private Investor.	79	Trustee, MIST Trust;** Trustee, HSBC Funds.

Nancy Hawthorne (62)	Trustee	Indefinite; From May 2003 to present	Chief Executive Officer, Clerestory LLC (corporate advisor).	79	MIST Trust;** Director, THL Credit, Inc.**; Director, Avid Technology, Inc.**

Barbara A. Nugent (57)	Trustee	Indefinite; From January 2014 to present	President, True North Board Governance, LLC (consulting); until 2014, partner in the law firm of Stradley Ronon Stevens & Young, LLP.	79	Trustee, MIST Trust**; Director, Episcopal Healthcare Foundation; until 2014, member, Mutual Fund Directors Forum Advisory Board.

Keith M. Schappert (62)	Trustee	Indefinite; From August 2009 to present	Principal, Schappert Consulting LLC (asset management consulting).	79	Trustee, MIST Trust;** Director, The Commonfund for Nonprofit Organizations; until 2011, Director, Trilogy Global Advisors; Director, Mirae Asset Discovery Funds,** Director, Calamos Investments.

Linda B. Strumpf (66)	Trustee	Indefinite; From May 2000 to present	Chair of the Investment Committee, Leona M. and Harry B. Helmsley Charitable Trust; until 2011, Chief Investment Officer, Leona M. and Harry B. Helmsley Charitable Trust.	79	Since 2012, Trustee, MIST Trust,** Trustee and Member of Investment Committee, The Pennsylvania State University.

Dawn M. Vroegop (47)	Trustee	Indefinite; From May 2009 to present	Private Investor.	79	Trustee, MIST Trust,** Trustee, Driehaus Mutual Funds; Director and Investment Committee Chair, City College of San Francisco Foundation.

MSF-25

Metropolitan Series Fund

Trustees and Officers of Metropolitan Series Fund—(Continued)

Executive Officers of the Trust

Name and Age	Position(s) Held with Registrant	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years(1)
Elizabeth M. Forget (47)	President, Chief Executive Officer, Trustee and Chairman of the Board	From May 2006 (President and Chief Executive Officer)/ August 2006 (Trustee and Chairman of the Board) to present	See principal occupation information in the table above.

Jeffrey L. Bernier (42)	Vice President	From February 2008 to present	Vice President, MetLife, Inc.; Senior Vice President, MetLife Advisers, LLC and a predecessor company.

Peter H. Duffy (58)	Chief Financial Officer and Treasurer	From November 2000 to present	Senior Vice President, MetLife Advisers, LLC; Vice President, MetLife, Inc.

Andrew L. Gangolf (59)	Secretary	From May 2011 to present	Senior Vice President, MetLife Advisers, LLC; Senior Vice President & Assistant General Counsel, AllianceBerstein Investments, Inc.

Jeffrey P. Halperin (46)	Chief Compliance Officer	From November 2005 to present	Vice President, MetLife, Inc.; Chief Compliance Officer, MIST; Chief Compliance Officer, MSF Trust; Chief Compliance Officer, MetLife Advisers, LLC and a predecessor company; Chief Compliance Officer, MetLife Investment Management, LLC (formerly MetLife Investment Advisors Company, LLC).

Alan C. Leland, Jr. (61)	Vice President	From February 2005 to present	Treasurer and Chief Financial Officer, MetLife Advisers, LLC; Vice President, MetLife Group Inc.; Vice President, MetLife, Inc.

*	Ms. Forget is an “interested person” of the Trust because of her positions with MetLife Advisers, LLC and her ownership of securities issued by MetLife, Inc., the ultimate parent company of MetLife Advisers, LLC.
**	Indicates a directorship with a registered investment company or a company subject to the reporting requirements of the Securities Exchange Act of 1934, as amended.
(1)	Previous positions during the past five years with the Trust, MetLife, Inc. or the Adviser are omitted if not materially different.
(2)	The Fund Complex includes 49 Portfolios of the MIST Trust and 30 Portfolios of the Trust.

MSF-26

Metropolitan Series Fund

Western Asset Management U.S. Government Portfolio

Board of Trustees’ Consideration of Advisory and Sub-Advisory Agreements

At an in-person meeting of the Boards of Trustees (the “Board”) of Met Investors Series Trust and Metropolitan Series Fund (“MIST” and “MSF,” respectively, and collectively, the “Trusts”) held on November 19-20, 2013, the Board, including a majority of the Trustees who are not considered to be “interested persons” of the Trusts (the “Independent Trustees”) under the Investment Company Act of 1940, as amended (the “1940 Act”), approved for an annual period the continuation of each Trust’s advisory agreement (the “Advisory Agreement”) with MetLife Advisers, LLC (the “Adviser”) and the applicable sub-advisory agreements (each a “Sub-Advisory Agreement,” and collectively with the Advisory Agreement, the “Agreements”) between the Adviser and the investment sub-advisers (each a “Sub-Adviser,” and collectively, the “Sub-Advisers”) for each of the series of the Trusts, including the Western Asset Management U.S. Government Portfolio (each a “Portfolio,” and collectively, the “Portfolios”).1

In considering the Agreements, the Board reviewed a variety of materials provided by the Adviser and the Sub-Advisers relating to the Portfolios, including comparative performance, fee and expense information for an appropriate peer group of similar mutual funds, performance information for relevant benchmark indices and other information regarding the nature, extent and quality of services provided by the Adviser and the Sub-Advisers under their respective Agreements. The Board also took into account its experience with the Adviser and the Sub-Advisers and information provided to the Board in its meetings throughout the year with respect to the services provided by the Adviser and the Sub-Advisers, including quarterly performance reports prepared by management containing reviews of investment results, and periodic presentations from certain of the Sub-Advisers with respect to the Portfolios they manage. The Independent Trustees also assessed reports provided by the Board’s independent consultant, who reviewed and provided analyses regarding investment performance, fees and expenses, and other information provided by, or at the direction of, the Adviser and the Sub-Advisers, as more fully discussed below.

The Independent Trustees were separately advised by independent legal counsel throughout the process, and met with independent legal counsel in periodic executive sessions. Prior to voting to continue the Agreements at the November meeting, the Independent Trustees also received a memorandum from their independent counsel discussing the legal standards for their consideration of the proposed continuation of the Agreements. The Board also met in person with personnel of the Adviser on September 17, 2013 for the specific purpose of giving preliminary consideration to the proposed continuation of the Agreements and to request additional information they considered reasonably necessary to their deliberations. The Independent Trustees also discussed the proposed continuation of the Agreements in private sessions with their independent legal counsel at which no representatives of management were present.

In considering whether to approve the renewal of the Advisory Agreement with the Adviser and any applicable Sub-Advisory Agreements with respect to a Portfolio, the Board reviewed and analyzed the factors it deemed relevant, including: (1) the nature, extent and quality of the services to be provided to the Portfolios by the Adviser and the Sub-Advisers; (2) the performance of the Portfolios as compared to a peer group and an appropriate index; (3) the Adviser’s and each of the Sub-Adviser’s personnel and operations; (4) the financial condition of the Adviser and of the Sub-Advisers; (5) the level and method of computing each Portfolio’s advisory and sub-advisory fees; (6) the profitability of the Adviser under the Advisory Agreement and of certain of the Sub-Advisers under the Sub-Advisory Agreements; (7) any “fall-out” benefits to the Adviser, the Sub-Advisers and their affiliates (i.e., ancillary benefits realized by the Adviser, the Sub-Advisers or their affiliates from the Adviser’s or Sub-Advisers’ relationship with the Trusts); (8) the anticipated effect of growth in size on Portfolio expenses; (9) fees paid to certain of the Sub-Advisers by comparable institutional and retail accounts; and (10) possible conflicts of interest.

Nature, extent and quality of services. The Board evaluated the nature, extent and quality of the services that the Adviser, and the Sub-Advisers as relevant, have provided to the Portfolios. The Board considered the Adviser’s services as investment manager to the Portfolios, including services relating to the selection and oversight of the Sub-Advisers for the applicable Portfolios. The Board considered, among other things, the Adviser’s oversight of the provision of services to the Portfolios by the Sub-Advisers, including with respect to investment activities and trading practices, and the Sub-Adviser’s compliance with fund policies, objectives and Board directives, compliance policies and procedures and applicable law. The Adviser’s services in coordinating and overseeing the activities of the Trusts’ other service providers were also considered. The Board also evaluated the expertise and performance of the personnel of the Adviser who performed services for the Portfolios throughout the year.

The Board considered information received from the Trust’s Chief Compliance Officer (“CCO”) regarding the Portfolios’ compliance policies and procedures established pursuant to Rule 38a-l under the 1940 Act. The Board also evaluated the CCO’s ongoing reports concerning the CCO’s oversight of the risk assessment processes of the Sub-Advisers.

1 The Pyramis Managed Risk Portfolio recently commenced operations and, therefore, the Agreement with respect to this Portfolio was not up for renewal.

MSF-27

Metropolitan Series Fund

Western Asset Management U.S. Government Portfolio

Board of Trustees’ Consideration of Advisory and Sub-Advisory Agreements—(Continued)

With respect to the services provided by each of the Sub-Advisers, the Board considered, among other things, information provided to the Board by each Sub-Adviser. The Board considered the Sub-Adviser’s current level of staffing and its overall resources, as well as its compensation program. The Board reviewed each Sub-Adviser’s history and investment experience, as well as information regarding the qualifications, background and responsibilities of the Sub-Adviser’s investment and compliance personnel who provide services to the Portfolios. The Board also considered, among other things, the Sub-Adviser’s compliance program and any disciplinary history. The Board also took into account the Sub-Adviser’s risk assessment and monitoring process. The Board noted each Sub-Adviser’s regulatory history, including whether it was currently involved in any regulatory actions or investigations as well as material litigation, and any settlements and amelioratory actions undertaken, as appropriate. The Board also noted that the CCO and his staff conduct regular, periodic compliance reviews with each of the Sub-Advisers and present reports to the Independent Trustees regarding the same, which includes evaluating the regulatory compliance systems of the Sub-Advisers and procedures reasonably designed by them to help assure compliance with the federal securities laws, including issues related to late trading and market timing, best execution, fair value pricing, and proxy voting procedures, among others. The Board also took into account the financial condition of each Sub-Adviser. In its review, the Board also received and took into account information regarding any services and/or payments provided to the Adviser by the Sub-Advisers in connection with marketing activities.

The Board considered each Sub-Adviser’s investment process and philosophy. The Board took into account that each Sub-Adviser’s responsibilities include the development and maintenance of an investment program for the applicable Portfolio which is consistent with the Portfolio’s investment objectives, the selection of investment securities and the placement of orders for the purchase and sale of such securities, as well as the implementation of compliance controls related to performance of these services. The Board also reviewed each Sub-Adviser’s brokerage policies and practices.

Performance. The Board considered the performance of the Portfolios as described in the quarterly reports prepared by management, and as also analyzed in reports prepared by the Independent Trustees’ independent consultant. The Board noted that the Adviser reviews with the Board on a quarterly basis detailed information about the Portfolios’ performance results, portfolio composition and investment strategies. The Board also reviewed and considered a separate report prepared by Lipper Inc. (“Lipper”), an independent third party, which provided a statistical analysis comparing the Portfolios’ investment performance, expenses, and fees to comparable funds underlying variable insurance products (the “Performance Universe”). In addition, the Independent Trustees met separately with a representative of Bobroff Consulting, Inc., an independent consultant (“Bobroff), at a special board meeting in September 2013, to review the separate reports prepared by such consultant (“Bobroff Report”), which analyzed the report prepared by Lipper. The Board also considered each Portfolio’s more recent performance subsequent to the performance period covered by the Lipper reports, and management’s discussion of the same, including the effect of current market conditions on each Portfolio’s more recent performance.

The Board reviewed the Portfolios’ performance records and the Adviser’s and Sub-Advisers’ management styles and long-term performance records with the Portfolios and comparable funds. The Board focused particular attention on Portfolios with less favorable performance records. The Board was mindful of the Adviser’s focus on each Sub-Adviser’s performance and noted that the Adviser has been active in monitoring and responding to any performance issues with respect to the Portfolios. The Board also took into account its discussions with management regarding factors that contributed to the performance of the Portfolios.

Among other data relating specifically to the Western Asset Management U.S. Government Portfolio’s performance, the Board considered that the Portfolio outperformed the median of its Performance Universe and its Lipper Index for the one-year period ended June 30, 2013 and underperformed the median of its Performance Universe and Lipper Index for the five-year period ended June 30, 2013. The Board also considered that the Portfolio outperformed the median of its Performance Universe for the three-year period ended June 30, 2013 but underperformed its Lipper Index for that same period. The Board further considered that the Portfolio outperformed its benchmark, the Barclays Intermediate U.S. Government Bond Index, for the one-, three- and five-year periods ended October 31, 2013.

Fees and Expenses. The Board gave consideration to the advisory fees payable under the Advisory Agreement and the sub-advisory fees payable under each of the Sub-Advisory Agreements. In this regard, the Board reviewed the advisory fees payable on a Portfolio-by-Portfolio basis based on information provided by the Adviser. The Independent Trustees, with the assistance of Bobroff, also examined the fees paid by a Portfolio in light of fees paid to other investment managers by comparable funds, as well as considered the fees charged by the Adviser to manage other comparable funds, as applicable. The Lipper report included comparisons of the Adviser’s fee schedule with that of its peers based on an asset-based analysis of relative fee structures according to the size of the Portfolio. In addition, the Board considered the Portfolios’ advisory and sub-advisory fees and total expenses as compared to similarly situated investment companies underlying variable insurance products deemed to be comparable to the Portfolios as determined by Lipper.

MSF-28

Metropolitan Series Fund

Western Asset Management U.S. Government Portfolio

Board of Trustees’ Consideration of Advisory and Sub-Advisory Agreements—(Continued)

The Board considered a Portfolio’s ranking within a smaller group of peer funds chosen by Lipper (the “Expense Group”), as well as the Portfolio’s ranking within broader groups of funds (the “Expense Universe” and the “Sub-advised Expense Universe”). The Board also considered a Portfolio’s contractual sub-advisory fees, as applicable, as compared to the Sub-advised Expense Universe as well as a smaller group of funds (the “Sub-advised Expense Group”). In comparing a Portfolio’s actual and contractual management fee to that of comparable funds, the Board noted that such fee includes both advisory and administrative fees.

The Board noted that the sub-advisory fees for the Portfolios are paid by the Adviser, not the Portfolios, out of the advisory fee. It was further noted that the Adviser negotiates such fees at arm’s length. The Board also considered that the Adviser had entered into expense limitation agreements with certain of the Portfolios, pursuant to which the Adviser has agreed to waive a portion of its advisory fee and/or reimburse certain expenses as a means of limiting a Portfolio’s total annual operating expenses. The Board further considered the amount of sub-advisory fees paid out by the Adviser and the amount of the management fees that it retained in light of the services performed by Sub-Advisers and Adviser, respectively.

With respect to the Western Asset Management U.S. Government Portfolio, the Board considered that the Portfolio’s actual management fees and that total expenses (exclusive of 12b-1 fees) were below the Expense Group median, the Expense Universe median and the Sub-advised Expense Universe median. The Board further noted that the Portfolio’s contractual management fees were above the asset-weighted average of the Expense Group at the Portfolio’s current size. The Board also noted that the Portfolio’s contractual sub-advisory fees were below the average of the Sub-advised Expense Group and the Sub-advised Expense Universe at the Portfolio’s current size. The Board further noted that the Adviser had waived fees and/or reimbursed expenses during the past year.

Profitability. The Board examined the profitability of the Adviser on a Portfolio-by-Portfolio basis. The Board also considered that the Distributor, MetLife Investors Distribution Company, receives Rule 12b-1 payments to support the distribution of the products. The Board considered the profitability to the Sub-Advisers and their affiliates as a result of their relationships with the Portfolios, and the Board considered the ability of the Adviser to negotiate the Sub-Advisory Agreements and the fees thereunder at arm’s length. The Board also reviewed Portfolio specific data with regard to the profitability of the Portfolios to each Sub-Adviser, as available.

Economies of scale. The Board also considered the effect of the Portfolios’ growth in size on their fees. The Board noted that the fee schedules for most of the Portfolios contain breakpoints that reduce the fee rate above specified asset levels. The Board noted those Portfolios that did not contain breakpoints in the advisory fee and took into account management’s discussion of the same. The Board noted that those Portfolios with advisory fee schedules containing breakpoints generally reflect the inclusion of breakpoints in the sub-advisory fee schedule for such Portfolios. The Board considered the effective fees under the Advisory Agreement for a Portfolio as a percentage of assets at different asset levels and possible economies of scale that may be realized if the assets of the Portfolio grow. Among other data, the Board examined the effect of a Portfolio’s growth in size on various fee schedules and reviewed the Lipper and Bobroff Reports, which compared fees among peers. The Board also generally noted that if a Portfolio’s assets increase over time, the Portfolio may realize other economies of scale if assets increase proportionally more than certain other fixed expenses. In addition, the Board noted that the Adviser had taken a number of steps to date intended to share the benefits of economies of scale with contractholders.

With respect to the Western Asset U.S. Government Portfolio, the Board noted that the Portfolio’s advisory fee and sub-advisory fee each contains breakpoints that reduce the advisory fee rate on assets above certain specified asset levels. The Board considered the fact that the Portfolio’s fee levels decline as portfolio assets increase.

Other factors. As part of its evaluation of the Adviser’s compensation, the Board considered other benefits that may be realized by the Adviser and its affiliates from their relationship with the Trusts. Among them, the Board recognized that an affiliate of the Adviser, MetLife Investors Distribution Company, serves as the Distributor for the Trusts, and, as such, receives payments pursuant to Rule 12b-1 from the Portfolios to compensate it for providing shareholder services and selling activities, which could lead to growth in the Trusts’ assets and corresponding benefits from such growth, including economies of scale. The Board also considered that affiliates of the Adviser may benefit from certain indirect tax benefits relating to dividend received deductions and foreign tax credits. In conjunction with these considerations, the Board noted the costs of providing investment management and other services to the Portfolios and the ongoing commitment of the Adviser to the Portfolios.

The Board considered other benefits that may be realized by each Sub-Adviser and its affiliates from their relationship with the Trusts, including the opportunity to provide advisory services to additional portfolios of the Trusts and reputational benefits. In conjunction with these considerations, the Board noted the costs of providing investment advisory services to the Portfolios and the ongoing commitment of the Sub-Advisers to the Portfolios.

MSF-29

Metropolitan Series Fund

Western Asset Management U.S. Government Portfolio

Board of Trustees’ Consideration of Advisory and Sub-Advisory Agreements—(Continued)

The Board considered possible conflicts of interest in the form of material benefits or detriments to the Trusts resulting from the nature of the Trusts’ and the Adviser’s or the Sub-Advisers’ affiliations and the services that are provided to the Trusts, and the manner in which such conflicts were mitigated.

Conclusions. After full consideration of the factors discussed above, the Board, including a majority of the Independent Trustees, approved the Advisory Agreement and the Sub-Advisory Agreement, as applicable, with respect to each Portfolio, unless otherwise noted. In making its approvals, the Board concluded that the nature, extent and quality of services provided by the Adviser and each Sub-Adviser supported the renewal of the Agreements. The Board also concluded that the investment performance of each Fund was such that each Agreement should continue. In addition, the Board concluded that fees paid by a Portfolio to the Adviser and, if applicable, the Sub-Adviser appeared to be acceptable in light of nature, extent and quality of the services provided by the Adviser and Sub-Adviser. Further, the Board concluded that the Adviser’s profitability in providing services under the Advisory Agreements did not appear unreasonably high in light of the nature, extent and quality of the services provided by the Adviser. Finally, the Board concluded that the Advisory and Sub-Advisory fees in some measure share economies of scale with contractholders. In approving the renewal of each of the Agreements, the Board, including the Independent Trustees, did not identify any single factor as controlling, and generally attributed different weights to various factors for the various Portfolios. The Board evaluated all information available to them on a Portfolio-by-Portfolio basis, and their decisions were made separately with respect to each Portfolio.

MSF-30

Metropolitan Series Fund

WMC Balanced Portfolio (formerly, BlackRock Diversified Portfolio)

Managed by BlackRock Advisors, LLC

Portfolio Manager Commentary*

PERFORMANCE

BlackRock Advisors, LLC (“BlackRock”), the Portfolio’s subadviser prior to February 3, 2014, prepared this commentary, which addresses the Portfolio’s performance for the one year period ended December 31, 2013. On February 3, 2014, Wellington Management Company, LLP (“Wellington”) succeeded BlackRock as the subadviser to the Portfolio and the name of the Portfolio was changed from the BlackRock Diversified Portfolio to the WMC Balanced Portfolio. This commentary and performance does not reflect the management of Wellington.

For the one year period ended December 31, 2013, the Class A, B, and E shares of the BlackRock Diversified Portfolio returned 20.59%, 20.28%, and 20.39%, respectively. The Portfolio’s benchmarks, the Russell 1000 Index1 and the Barclays U.S. Aggregate Bond Index2, returned 33.11% and -2.02%, respectively. A blend of the Russell 1000 Index (60%) and the Barclays U.S. Aggregate Bond Index (40%) returned 17.95%.

MARKET ENVIRONMENT / CONDITIONS

Most broad-based indices were up more than 30% in 2013 and for the most part unscathed by ongoing political and economic uncertainty. Furthermore, accommodative monetary policy and the avoidance of major risks made 2013 a strong year for U.S. stocks. The Russell 1000 Index ended the year up by more than 30%.

U.S. stocks had an impressive start to the year, strongly outpacing most other developed markets and emerging market equities. The U.S. stock rally continued to gather momentum as investors latched onto the latest favorable data on the economy and corporate earnings.

While monetary policy was the main driving force behind the rally in risk assets, it was also the main culprit for the bouts of volatility during the year. The first quarter of 2013 was characterized by Japan’s flooding of the global financial markets with liquidity, which served to buoy all assets, including the very expensive risk-free rates in the beginning of the year. In May, comments from the Federal Reserve (the “Fed”) suggesting a possible reduction of its bond-buying program before the end of 2013 roiled markets around the world. Equities plummeted and a dramatic increase in U.S. Treasury yields resulted in tumbling bond prices. Risk assets rebounded in late June, however, when the Fed’s tone turned more dovish, and improving economic indicators and better corporate earnings helped extend gains through most of the summer.

The Fed defied market expectations with its decision to delay tapering in the fall. Easing of earlier political tensions boosted investor sentiment, but higher volatility returned in late September when the U.S. Treasury Department warned that the national debt would soon breach its statutory maximum. The ensuing political brinksmanship led to a partial government shut-down, roiling global financial markets through the first half of October. The rally quickly resumed when politicians engineered a compromise to reopen the government and extend the debt ceiling, at least temporarily. During the last quarter of the year, U.S. Treasury rates generally rose across the yield curve. In December, the 5- to 10- year part of the yield curve significantly underperformed 30-year rates. About half of the rise in rates occurred in the first half of the month, consistent with stronger economic data releases in the U.S., and anticipation that the Fed may start to taper its bond-buying program sooner rather than later.

PORTFOLIO REVIEW / CURRENT POSITIONING

The equity sleeve within the Portfolio outperformed the Russell 1000 Index during the 12-month period ended December 31, 2013. An intentional underweight in expensive, defensive segments contributed meaningfully to performance relative to the benchmark index. An analysis of real estate investment trusts (“REITs”) and the Consumer Staples, Utilities, and Telecommunication Services sectors in early 2013 suggested that relative valuations in these sectors represented a premium to the rest of the market that was nearly as high as any seen in the last 35 years. This confirmed our view and during the year, we widened already existing underweights and remained mostly underweight throughout the year.

Elsewhere in the strategy, stock selection proved beneficial in the Industrials, Information Technology (“IT”), Materials, and Consumer Discretionary sectors. Within Industrials, United Continental (“UAL”) performed well as industry pricing data points remained positive and the Department of Justice approved the merger of American Airlines and U.S. Airways, which will likely lead to further consolidation of the U.S. airline industry. UAL also held an “investor day” during which it outlined aggressive cost-saving initiatives and a strong outlook for earnings growth. Within Materials, positions in the Containers & Packaging industry and an underweight in the Metals & Mining industry drove returns.

In the IT sector, positions in MasterCard, Inc., and Google, Inc. were strong performers. Shares of MasterCard gained 70% as the company continued to enjoy strong growth amid the secular shift from cash to credit card/debit card payments, both domestically and in emerging markets. A favorable court ruling on debit card processing fees also provided a boost for MasterCard shares, as it is likely to lead to market share gains in debit transactions. Google’s stock rose more than 17% after the company handily beat top- and bottom-line expectations, and it ended the year up 58%.

Within Consumer Discretionary, Twenty-First Century Fox was a significant contributor as shares soared following the completed spin-off transaction of the News Corp. publishing division, a catalyst we had anticipated would highlight the strong growth and capital allocation characteristics of the company.

Conversely, negative performance in the Health Care, Consumer Discretionary, and IT sectors detracted from relative performance. In Health Care, a lack of exposure to Biotechnology—the

MSF-1

Metropolitan Series Fund

WMC Balanced Portfolio (formerly, BlackRock Diversified Portfolio)

Managed by BlackRock Advisors, LLC

Portfolio Manager Commentary*—(Continued)

top-performing industry in the sector—had a negative impact on relative returns. Although the strategy added exposure to Biotechnology later in the reporting period, the move proved untimely in the short run, as a couple of these stocks subsequently declined. Positioning in the Pharmaceuticals industry was an additional source of weakness.

Within Consumer Discretionary, stock selection was the greatest detractor, most notably the strategy’s lack of exposure to the Internet & Catalog Retail industry. Furthermore, an overweight in Time Warner Cable hindered relative returns as shares underperformed following the issuance of disappointing 2013 guidance, in which the company forecast an unexpectedly high increase in programming expenses.

Within the Energy sector, volatility in crude oil prices and the narrowing of crack spreads (i.e., the difference between the price of crude oil and prices of the petroleum products derived from it) raised concerns about the sustainability of profit margins for Oil Refiners held by the strategy, including PBF Energy, Inc. and shares of Canadian Oil & Gas Refiner Suncor Energy, Inc., also detracted.

In the IT sector, overweights in Teradata Corp. and EMC Corp. detracted from relative results, as did strategy holdings in the computers & peripherals industry. Shares of data analytics firms Teradata Corp. and EMC Corp. lagged amid ongoing softness in enterprise IT spending. Within Computers & Peripherals, positioning in Apple, Inc. detracted as the stock tumbled amid investors’ increasing concerns about weakening profit margins and the company’s ability to continue to innovate and drive demand for its products.

While valuations in certain segments of the market have become rich, there remain many good companies that are fairly priced with the potential to perform well over the long term. We believe that broad-based multiple expansion is likely behind us, making stock-specific factors a more relevant determinant of price movements going forward.

In our opinion, underlying corporate fundamentals remain constructive looking out over the medium term. This, coupled with an improving economic outlook in Europe and increasing momentum for the U.S. economy, should allow for further equity market appreciation. Against this backdrop at period end, we maintain a bias toward cyclical stocks, while increasing holdings in companies with European exposure. In particular, we expect a resurgence of investment (specifically in durables ranging from housing to enterprise IT infrastructure) to contribute the next leg of economic growth and, thus, favor names poised to benefit from a rebound in U.S. capital expenditures. We also have a strong preference for Financials (ex-REITs), which benefit from capital expenditures through loan growth, housing via falling legacy mortgage expense and rising consumer spending, and improved economic conditions through rising interest rates. The Financials sector remains our largest risk exposure in the Portfolio. For ballast, we continue to like Health Care, which is cheaper than other defensive segments of the market and has superior growth prospects, in our view.

At year-end, the equity sleeve’s largest sector overweights relative to the Russell 1000 Index were in Health Care, Financials, and Information Technology, while Consumer Staples and Utilities were notable underweights.

The fixed income sleeve within the Portfolio maintained a neutral duration bias relative to its benchmark index for most of the period.

Throughout the 12-month period, the fixed income sleeve of the Portfolio was overweight relative to its benchmark index in non-government spread sectors and underweight in government owned/government-related sectors which contributed to performance.

Corporate credit (mainly in the Industrials sector and high yield market) contributed significantly toward performance. Security selection and sector allocation within structured products (commercial mortgage-backed securities [“CMBS”], asset-backed securities [“ABS”], agency and non-agency residential Mortgage-backed securities [“MBS”]) also added to performance. Rounding out the contributors to performance was the strategy’s allocation to non-U.S. securities and currencies, particularly the euro and the Australian dollar.

On the negative side, detractors from the fixed income strategy’s performance included an allocation to Treasury Inflation-Protected Securities (“TIPS”). Security selection in U.S. Treasuries, and an allocation to agency MBS, particularly 30-year pass-through securities, also detracted from performance.

At the end of the period, the Portfolio was overweight relative to the benchmark index in CMBS and ABS, with non-benchmark allocations to high yield bonds, non-agency residential MBS and TIPS. The strategy was underweight in investment grade credit, agency MBS, agency debentures and U.S. Treasuries. The strategy ended the period with a neutral duration versus the benchmark.

MSF-2

Metropolitan Series Fund

WMC Balanced Portfolio (formerly, BlackRock Diversified Portfolio)

Managed By BlackRock Advisors, LLC

Portfolio Manager Commentary*—(Continued)

The Portfolio held derivatives during the period as a part of its investment strategy. Derivatives are used by the portfolio management team as a means to hedge and/or take outright views on interest rates, credit risk and/or foreign exchange positions in the strategy. Specifically, the strategy used Treasury futures to express a neutral bias for most of the period. In addition, the strategy held a yield-curve-flattening bias in the short end and a steepening bias in the long end of the curve, expressed by a combination of long-dated Treasury securities and short-to-intermediate Treasury futures. The overall impact of duration and yield curve positioning on performance was neutral over the period.

As of December 31, 2013, the Portfolio invested 67.8% of its net assets in equities and 32.2% in bonds.

Peter Stournaras

Rick Rieder

Bob Miller

Philip Green

Portfolio Manager

BlackRock Advisors, LLC

* This commentary may include statements that constitute “forward-looking statements” under the U.S. securities laws. Forward-looking statements include, among other things, projections, estimates, and information about possible or future results related to the Portfolio, market or regulatory developments. The views expressed above are not guarantees of future performance or economic results and involve certain risks, uncertainties and assumptions that could cause actual outcomes and results to differ materially from the views expressed herein. The views expressed above are subject to change at any time based upon economic, market, or other conditions and the subadvisory firm undertakes no obligation to update the views expressed herein. Any discussions of specific securities should not be considered a recommendation to buy or sell those securities. The views expressed above (including any forward-looking statement) may not be relied upon as investment advice or as an indication of the Portfolio’s trading intent. Information about the Portfolio’s holdings, asset allocation or country diversification is historical and is not an indication of future Portfolio composition, which may vary. Direct investment in any index is not possible. The performance of any index mentioned in this commentary has not been adjusted for ongoing management, distribution and operating expenses, and sales charges applicable to mutual fund investments. In addition, the returns do not reflect additional fees charged by separate accounts or variable insurance contracts that an investor in the Portfolio may pay. If these additional fees were reflected, performance would have been lower.

MSF-3

Metropolitan Series Fund

WMC Balanced Portfolio (formerly, BlackRock Diversified Portfolio)

A $10,000 INVESTMENT COMPARED TO THE RUSSELL 1000 INDEX & THE BARCLAYS U.S. AGGREGATE BOND INDEX

AVERAGE ANNUAL RETURNS (%) (FOR THE YEAR ENDED DECEMBER 31, 2013)

	1 Year	5 Year	10 Year	Since Inception[3]
WMC Balanced Portfolio
Class A	20.59	12.59	5.94	—
Class B	20.28	12.30	—	5.75
Class E	20.39	12.41	5.78	—
Russell 1000 Index	33.11	18.59	7.78	—
Barclays U.S. Aggregate Bond Index	-2.02	4.44	4.55	—

1 The Russell 1000 Index is an unmanaged measure of the 1,000 largest companies in the Russell 3000 Index, which represents approximately 90% of the investable U.S. equity market.

2 Barclays U.S. Aggregate Bond Index is a broad based benchmark that measures the investment grade, U.S. dollar-denominated, fixed-rate taxable bond market, including Treasuries, government-related and corporate securities, mortgage-backed securities, asset-backed securities, and commercial mortgage-backed securities.

3 Inception dates of the Class A, Class B, and Class E shares are 7/25/86, 4/26/04, and 5/1/01, respectively.

Portfolio performance is calculated including reinvestment of all income and capital gain distributions. Performance numbers are net of all Portfolio expenses but do not include any insurance, sales, separate account or administrative charges of variable annuity or life insurance contracts or any additional expenses that participants may bear relating to the operations of their plans. If these charges were included, the returns would be lower. The performance of any index referenced above has not been adjusted for ongoing management, distribution and operating expenses, and sales charges applicable to mutual fund investments. Direct investment in any index is not possible. The performance of Class A shares, as set forth in the line graph above, will differ from that of other classes because of the difference in expenses paid by policyholders investing in the different share classes.

This information represents past performance and is not indicative of future results. Investment return and principal value may fluctuate so that shares, upon redemption, may be worth more or less than the original cost.

PORTFOLIO COMPOSITION AS OF DECEMBER 31, 2013

Top Equity Holdings

% of Net Assets
Google, Inc.	2.5
JPMorgan Chase & Co.	2.1
3M Co.	2.1
CVS Caremark Corp.	1.9
Comcast Corp.	1.9

Top Fixed Income Issuers

% of Net Assets
U.S. Treasury Notes	4.6
Fannie Mae 30 Yr. Pool	4.2
Freddie Mac 30 Yr. Gold Pool	2.2
Ginnie Mae II 30 Yr. Pool	2.0
U.S. Treasury Bonds	1.9

Top Equity Sectors

% of Market Value of Total Investments
Financials	13.1
Information Technology	13.0
Health Care	11.4
Consumer Discretionary	7.4
Industrials	7.4

Top Fixed Income Sectors

% of Market Value of Total Investments
U.S. Treasury & Government Agencies	18.1
Corporate Bonds & Notes	7.8
Asset-Backed Securities	6.3
Mortgage-Backed Securities	4.4
Foreign Government	0.4

MSF-4

Metropolitan Series Fund

WMC Balanced Portfolio (formerly, BlackRock Diversified Portfolio)

Understanding Your Portfolio’s Expenses

Shareholder Expense Example

As a shareholder of the Portfolio, you incur ongoing costs, including management fees; distribution and service (12b-1) fees; and other Portfolio expenses. This example is intended to help you understand your ongoing costs (in dollars) (referred to as “expenses”) of investing in the Portfolio and compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period, July 1, 2013 through December 31, 2013.

Actual Expenses

The first line for each share class of the Portfolio in the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested in the particular share class of the Portfolio, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line for each share class of the Portfolio in the table below provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any fees or charges of your variable insurance product or any additional expenses that participants in certain eligible qualified plans may bear relating to the operations of their plan. Therefore, the second line for each share class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these other costs were included, your costs would have been higher.

WMC Balanced Portfolio (formerly, BlackRock Diversified Portfolio)		Annualized Expense Ratio	Beginning Account Value July 1, 2013	Ending Account Value December 31, 2013	Expenses Paid During Period** July 1, 2013 to December 31, 2013
Class A	Actual	0.51%	$1,000.00	$1,128.20	$2.74
	Hypothetical*	0.51%	$1,000.00	$1,022.64	$2.60

Class B	Actual	0.76%	$1,000.00	$1,126.50	$4.07
	Hypothetical*	0.76%	$1,000.00	$1,021.37	$3.87

Class E	Actual	0.66%	$1,000.00	$1,126.70	$3.54
	Hypothetical*	0.66%	$1,000.00	$1,021.88	$3.36

* Hypothetical assumes a rate of return of 5% per year before expenses.

** Expenses paid are equal to the Portfolio’s annualized expense ratio for the most recent six month period, as shown above, multiplied by the average account value over the period, multiplied by the number of days (184 days) in the most recent fiscal half-year, divided by 365 (to reflect the one-half year period).

MSF-5

Metropolitan Series Fund

WMC Balanced Portfolio (formerly, BlackRock Diversified Portfolio)

Schedule of Investments as of December 31, 2013

Common Stocks—67.0% of Net Assets

Security Description	Shares	Value

Aerospace & Defense—1.5%
Boeing Co. (The)	83,500	$11,396,915
Raytheon Co.	72,875	6,609,762
Rockwell Collins, Inc. (a)	35,900	2,653,728

		20,660,405

Airlines—1.3%
United Continental Holdings, Inc. (a) (b)	465,675	17,616,485

Auto Components—1.4%
BorgWarner, Inc.	101,780	5,690,520
TRW Automotive Holdings Corp. (b)	185,774	13,819,728

		19,510,248

Biotechnology—1.8%
Amgen, Inc.	77,600	8,858,816
Biogen Idec, Inc. (b)	20,900	5,846,775
Celgene Corp. (b)	39,300	6,640,128
Gilead Sciences, Inc. (b)	38,400	2,885,760

		24,231,479

Capital Markets—1.0%
Goldman Sachs Group, Inc. (The)	75,352	13,356,896

Chemicals—0.7%
Cabot Corp. (a)	65,426	3,362,896
Dow Chemical Co. (The)	111,400	4,946,160
PPG Industries, Inc.	9,875	1,872,893

		10,181,949

Commercial Banks—2.5%
SunTrust Banks, Inc.	298,600	10,991,466
U.S. Bancorp	572,975	23,148,190

		34,139,656

Commercial Services & Supplies—0.4%
Tyco International, Ltd.	147,575	6,056,478

Communications Equipment—1.4%
Brocade Communications Systems, Inc. (b)	401,800	3,563,966
Cisco Systems, Inc.	681,800	15,306,410

		18,870,376

Computers & Peripherals—3.4%
Apple, Inc.	31,050	17,422,466
EMC Corp.	581,100	14,614,665
NetApp, Inc.	148,003	6,088,843
Western Digital Corp.	96,100	8,062,790

		46,188,764

Construction & Engineering—0.3%
KBR, Inc. (a)	146,670	4,677,306

Consumer Finance—1.6%
Discover Financial Services	388,075	21,712,796

Containers & Packaging—0.7%
Packaging Corp. of America	157,445	9,963,120

Diversified Financial Services—5.7%
Bank of America Corp.	1,555,549	24,219,898
Citigroup, Inc.	458,173	23,875,395
JPMorgan Chase & Co.	496,283	29,022,630

		77,117,923

Electronic Equipment, Instruments & Components—0.8%
Avnet, Inc.	132,500	5,844,575
TE Connectivity, Ltd.	94,300	5,196,873

		11,041,448

Energy Equipment & Services—2.4%
Halliburton Co.	182,000	9,236,500
Oceaneering International, Inc.	76,900	6,065,872
Schlumberger, Ltd.	186,600	16,814,526

		32,116,898

Food & Staples Retailing—2.1%
CVS Caremark Corp.	367,775	26,321,657
Wal-Mart Stores, Inc.	22,400	1,762,656

		28,084,313

Health Care Equipment & Supplies—1.4%
Abbott Laboratories	193,575	7,419,730
Medtronic, Inc.	207,900	11,931,381

		19,351,111

Health Care Providers & Services—3.3%
Aetna, Inc.	163,500	11,214,465
Envision Healthcare Holdings, Inc. (b)	19,700	699,744
McKesson Corp.	93,400	15,074,760
UnitedHealth Group, Inc.	113,000	8,508,900
Universal Health Services, Inc. - Class B	113,177	9,196,763

		44,694,632

Industrial Conglomerates—2.4%
3M Co.	202,200	28,358,550
General Electric Co.	153,250	4,295,597

		32,654,147

Insurance—3.2%
Allied World Assurance Co. Holdings AG (a)	9,500	1,071,695
American Financial Group, Inc.	44,775	2,584,413
American International Group, Inc.	442,200	22,574,310
Genworth Financial, Inc. - Class A (b)	261,500	4,061,095
Travelers Cos., Inc. (The)	145,050	13,132,827

		43,424,340

Internet Software & Services—3.2%
AOL, Inc. (a) (b)	102,800	4,792,536
Google, Inc. - Class A (b)	30,360	34,024,756

See accompanying notes to financial statements.

MSF-6

Metropolitan Series Fund

WMC Balanced Portfolio (formerly, BlackRock Diversified Portfolio)

Schedule of Investments as of December 31, 2013

Common Stocks—(Continued)

Security Description	Shares	Value

Internet Software & Services—(Continued)
Yahoo!, Inc. (b)	107,300	$4,339,212

		43,156,504

IT Services—2.2%
Alliance Data Systems Corp. (a) (b)	6,500	1,709,045
MasterCard, Inc. - Class A	28,150	23,518,199
Teradata Corp. (b)	111,200	5,058,488

		30,285,732

Life Sciences Tools & Services—0.9%
Agilent Technologies, Inc.	223,800	12,799,122

Machinery—1.7%
Cummins, Inc.	12,750	1,797,367
Ingersoll-Rand plc	153,400	9,449,440
Parker Hannifin Corp.	57,845	7,441,181
WABCO Holdings, Inc. (b)	55,000	5,137,550

		23,825,538

Media—2.8%
Comcast Corp. - Class A	493,400	25,639,531
Twenty-First Century Fox, Inc. - Class A	345,717	12,162,324

		37,801,855

Multiline Retail—0.8%
Dillard’s, Inc. - Class A	47,100	4,578,591
Macy’s, Inc.	103,400	5,521,560
Nordstrom, Inc. (a)	11,525	712,245

		10,812,396

Oil, Gas & Consumable Fuels—4.3%
Chevron Corp.	49,935	6,237,381
Exxon Mobil Corp.	88,775	8,984,030
Marathon Petroleum Corp.	174,420	15,999,547
PBF Energy, Inc. - Class A (a)	183,075	5,759,539
Suncor Energy, Inc.	466,040	16,334,702
Tesoro Corp.	85,290	4,989,465

		58,304,664

Paper & Forest Products—1.0%
Domtar Corp.	73,200	6,905,688
International Paper Co.	127,725	6,262,357

		13,168,045

Pharmaceuticals—4.7%
AbbVie, Inc.	189,075	9,985,051
Eli Lilly & Co.	132,675	6,766,425
Johnson & Johnson	33,750	3,091,162
Merck & Co., Inc.	415,175	20,779,509
Pfizer, Inc.	771,925	23,644,063

		64,266,210

Semiconductors & Semiconductor Equipment—0.8%
Applied Materials, Inc.	587,150	10,386,683

Software—2.2%
Activision Blizzard, Inc.	150,400	2,681,632
Microsoft Corp.	140,275	5,250,493
Oracle Corp.	451,500	17,274,390
Symantec Corp.	177,600	4,187,808

		29,394,323

Specialty Retail—2.9%
Lowe’s Cos., Inc.	462,200	22,902,010
Ross Stores, Inc.	225,900	16,926,687

		39,828,697

Trading Companies & Distributors—0.2%
MRC Global, Inc. (b)	70,400	2,271,104

Total Common Stocks (Cost $674,927,710)		911,951,643

U.S. Treasury & Government Agencies—19.3%

Agency Sponsored Mortgage-Backed—12.1%
Fannie Mae 15 Yr. Pool 2.500%, 09/01/27	6,470,940	6,411,666
3.000%, TBA (c)	3,500,000	3,571,777
3.500%, 07/01/28	527,304	552,854
3.500%, TBA (c)	2,000,000	2,091,484
4.000%, 02/01/25	1,232,948	1,307,391
4.000%, 09/01/25	220,152	233,353
4.000%, 10/01/25	637,468	675,905
4.000%, 01/01/26	181,839	192,806
4.000%, 04/01/26	104,713	111,614
4.000%, 07/01/26	513,012	543,919
4.000%, 08/01/26	245,808	260,633
4.500%, 02/01/25	239,778	255,234
4.500%, 04/01/25	31,895	33,954
4.500%, 07/01/25	170,606	181,638
4.500%, 06/01/26	3,530,613	3,757,575
4.500%, TBA (c)	1,900,000	2,021,644
Fannie Mae 30 Yr. Pool
3.000%, 02/01/43	1,254,089	1,192,257
3.000%, 03/01/43	3,557,917	3,381,998
3.000%, 04/01/43	2,793,886	2,656,120
3.000%, 05/01/43	3,503,419	3,330,774
3.000%, 06/01/43	470,569	447,475
3.000%, 08/01/43	1,395,000	1,323,242
3.500%, 06/01/42	86,865	86,460
3.500%, 03/01/43	99,218	98,694
3.500%, 04/01/43	1,151,030	1,143,978
3.500%, 05/01/43	195,663	194,632
3.500%, 06/01/43	697,831	694,558
3.500%, 07/01/43	1,103,520	1,098,075
3.500%, 08/01/43	4,740,566	4,717,486

See accompanying notes to financial statements.

MSF-7

Metropolitan Series Fund

WMC Balanced Portfolio (formerly, BlackRock Diversified Portfolio)

Schedule of Investments as of December 31, 2013

U.S. Treasury & Government Agencies—(Continued)

Security Description	Principal Amount*	Value

Agency Sponsored Mortgage-Backed—(Continued)
Fannie Mae 30 Yr. Pool
4.000%, 05/01/42	93,417	$96,602
4.000%, 02/01/43	369,346	381,383
4.000%, 08/01/43	558,135	575,805
4.000%, 09/01/43	146,355	150,976
4.000%, 10/01/43	1,330,137	1,370,241
4.000%, 11/01/43	1,107,000	1,140,313
4.000%, 12/01/43	2,310,350	2,382,058
4.000%, 01/01/44	2,600,000	2,682,211
4.000%, TBA (c)	4,000,000	4,117,500
4.500%, 09/01/41	173,079	183,468
4.500%, 06/01/42	1,664,461	1,768,075
4.500%, 08/01/42	254,020	269,500
4.500%, 08/01/43	99,651	105,692
4.500%, 09/01/43	4,210,266	4,466,980
4.500%, 10/01/43	589,673	625,717
4.500%, 12/01/43	500,000	530,461
5.000%, 04/01/33	12,045	13,130
5.000%, 07/01/33	33,395	36,350
5.000%, 09/01/33	520,844	567,428
5.000%, 11/01/33	125,276	136,475
5.000%, 12/01/33	51,467	56,063
5.000%, 02/01/34	22,450	24,451
5.000%, 03/01/34	10,790	11,736
5.000%, 04/01/34	10,798	11,748
5.000%, 06/01/34	9,585	10,430
5.000%, 07/01/34	1,107,719	1,203,604
5.000%, 10/01/34	418,624	456,088
5.000%, 12/01/34	19,090	20,774
5.000%, 07/01/35	1,248,096	1,359,008
5.000%, 10/01/35	739,281	805,202
5.000%, 12/01/35	234,167	254,413
5.000%, 08/01/36	226,176	245,664
5.000%, 07/01/37	108,535	118,215
5.000%, 11/01/40	1,810,786	1,971,070
5.000%, 07/01/41	162,863	177,717
5.000%, 08/01/41	117,680	128,473
5.500%, 08/01/28	33,567	36,873
5.500%, 04/01/33	132,655	146,093
5.500%, 08/01/37	846,590	931,759
5.500%, 04/01/41	80,566	89,170
5.500%, 06/01/41	770,573	839,828
6.000%, 03/01/28	12,510	13,985
6.000%, 05/01/28	16,944	18,779
6.000%, 06/01/28	2,619	2,904
6.000%, 02/01/34	527,026	591,355
6.000%, 08/01/34	292,538	328,362
6.000%, 04/01/35	2,383,713	2,674,773
6.000%, 02/01/38	219,638	243,753
6.000%, 03/01/38	87,943	97,839
6.000%, 05/01/38	257,975	286,556
6.000%, 10/01/38	77,316	85,531
6.000%, 12/01/38	99,290	110,378
6.500%, 05/01/40	2,104,967	2,338,544

Agency Sponsored Mortgage-Backed—(Continued)
Fannie Mae ARM Pool
3.011%, 03/01/41 (d)	220,979	233,199
3.131%, 03/01/41 (d)	277,962	291,789
3.222%, 12/01/40 (d)	456,571	478,163
3.355%, 06/01/41 (d)	561,309	588,117
3.496%, 09/01/41 (d)	412,293	433,178
Fannie Mae REMICS
4.000%, 08/25/19	697,168	731,770
Fannie Mae-ACES
2.396%, 01/25/22 (d) (e)	1,799,565	230,607
3.329%, 10/25/23 (d)	505,000	493,389
Freddie Mac 15 Yr. Gold Pool
3.000%, TBA (c)	1,300,000	1,324,070
Freddie Mac 30 Yr. Gold Pool
2.500%, TBA (c)	2,300,000	2,278,707
3.000%, 03/01/43	579,708	549,888
3.000%, 04/01/43	3,107,888	2,948,020
3.500%, 04/01/42	398,418	396,285
3.500%, 08/01/42	324,001	322,348
3.500%, 09/01/42	182,562	181,445
3.500%, 11/01/42	367,221	364,867
3.500%, TBA (c)	8,800,000	8,731,250
4.000%, TBA (c)	4,400,000	4,504,844
4.500%, 09/01/43	383,793	407,163
4.500%, 11/01/43	799,057	847,644
4.500%, TBA (c)	3,300,000	3,480,340
5.000%, TBA (c)	3,500,000	3,774,531
5.500%, 07/01/33	387,389	426,565
5.500%, TBA (c)	200,000	218,313
Freddie Mac ARM Non-Gold Pool
3.029%, 02/01/41 (d)	428,309	452,549
Freddie Mac Multifamily Mortgage Trust
3.625%, 07/25/46 (144A) (d)	707,000	636,190
Freddie Mac Multifamily Structured Pass-Through Certificates
1.512%, 06/25/22 (d) (e)	1,963,961	192,777
1.557%, 12/25/18 (d) (e)	3,245,391	213,865
1.743%, 03/25/22 (d) (e)	1,515,615	164,347
1.783%, 05/25/19 (d) (e)	2,533,662	203,909
2.637%, 01/25/23	1,525,000	1,432,175
3.060%, 07/25/23 (d)	70,000	67,416
3.300%, 04/25/23 (d)	1,055,000	1,038,862
3.458%, 08/25/23 (d)	455,000	452,147
Ginnie Mae (CMO)
1.015%, 02/16/53 (d) (e)	3,363,409	247,022
Ginnie Mae I 15 Yr. Pool
7.500%, 12/15/14	16,500	16,722
Ginnie Mae I 30 Yr. Pool
3.500%, 02/15/42	99,176	100,304
3.500%, 05/15/42	99,052	100,179
3.500%, 08/15/42	183,406	185,311
3.500%, 11/15/42	99,162	100,271
3.500%, 12/15/42	295,053	298,352
3.500%, 01/15/43	99,134	100,242
3.500%, 02/15/43	196,776	198,981
3.500%, 04/15/43	198,347	200,577
3.500%, 05/15/43	580,565	587,105

See accompanying notes to financial statements.

MSF-8

Metropolitan Series Fund

WMC Balanced Portfolio (formerly, BlackRock Diversified Portfolio)

Schedule of Investments as of December 31, 2013

U.S. Treasury & Government Agencies—(Continued)

Security Description	Principal Amount*	Value

Agency Sponsored Mortgage-Backed—(Continued)
Ginnie Mae I 30 Yr. Pool
3.500%, 06/15/43	99,204	$100,325
3.500%, 07/15/43	494,687	500,279
4.000%, 09/15/42	2,336,746	2,436,113
4.500%, 02/15/42	4,376,824	4,699,416
4.500%, TBA (c)	2,100,000	2,240,602
5.000%, 12/15/38	153,188	166,580
5.000%, 07/15/39	305,049	331,009
5.000%, 12/15/40	450,635	489,571
5.000%, TBA (c)	3,500,000	3,793,535
5.500%, TBA (c)	1,500,000	1,647,422
9.000%, 11/15/19	6,666	6,698
Ginnie Mae II 30 Yr. Pool
3.000%, TBA (c)	4,600,000	4,444,391
3.500%, TBA (c)	7,700,000	7,767,676
4.000%, 11/20/43	8,583,092	8,945,190
4.500%, 05/20/41	4,485,689	4,815,100
4.500%, 06/20/41	431,924	463,644
4.500%, 07/20/41	259,652	278,720
5.000%, 10/20/39	174,701	191,313

		164,404,078

Federal Agencies—0.2%
Farmer Mac Guaranteed Notes Trust
5.125%, 04/19/17 (144A)	400,000	452,290
Federal Home Loan Bank
5.500%, 07/15/36	360,000	416,461
Federal National Mortgage Association
5.125%, 01/02/14	1,205,000	1,205,152
Tennessee Valley Authority
5.980%, 04/01/36	430,000	502,692

		2,576,595

U.S. Treasury—7.0%
U.S. Treasury Bonds
2.750%, 08/15/42	1,115,000	883,463
2.750%, 11/15/42	55,000	43,484
3.750%, 11/15/43	25,345,000	24,497,514
U.S. Treasury Inflation Indexed Bonds
0.750%, 02/15/42	1,715,876	1,379,403
U.S. Treasury Inflation Indexed Notes
0.125%, 01/15/23	1,001,771	946,126
0.375%, 07/15/23 (f)	5,921,476	5,710,985
U.S. Treasury Notes
0.250%, 11/30/15 (g)	6,095,000	6,082,859
0.500%, 12/15/16 (g)	17,965,000	17,892,026
1.000%, 11/30/19	6,763,000	6,354,576
1.250%, 11/30/18 (g)	12,275,500	12,012,731
1.500%, 12/31/18	3,780,000	3,737,475
1.625%, 11/15/22	1,057,100	954,198
2.000%, 11/30/20	5,435,000	5,290,635
2.750%, 11/15/23 (g)	9,850,000	9,636,068

		95,421,543

Total U.S. Treasury & Government Agencies (Cost $266,614,548)		262,402,216

Corporate Bonds & Notes—8.3%
Security Description	Principal Amount*	Value

Agriculture—0.1%
Altria Group, Inc.
4.000%, 01/31/24	286,000	$279,540
Philip Morris International, Inc.
1.875%, 01/15/19	658,000	643,033
4.875%, 11/15/43	214,000	211,995

		1,134,568

Airlines—0.1%
United Continental Holdings, Inc.
6.000%, 07/15/28	245,000	206,412
8.000%, 07/15/24	745,000	747,235

		953,647

Auto Manufacturers—0.0%
General Motors Co.
4.875%, 10/02/23 (144A)	280,000	283,500
6.250%, 10/02/43 (144A)	170,000	176,588

		460,088

Banks—1.4%
ABN Amro Bank NV
6.375%, 04/27/21 (EUR)	115,000	182,804
Bank of America Corp.
2.600%, 01/15/19	554,000	556,445
3.300%, 01/11/23	1,960,000	1,854,683
3.700%, 09/01/15	1,385,000	1,447,756
4.100%, 07/24/23	1,673,000	1,680,099
Bank of New York Mellon Corp. (The)
2.100%, 01/15/19	865,000	857,388
Caixa Economica Federal
2.375%, 11/06/17 (144A)	580,000	538,675
Citigroup, Inc.
3.375%, 03/01/23	480,000	456,247
4.450%, 01/10/17	280,000	303,464
Commerzbank AG
6.375%, 03/22/19 (EUR) (a)	300,000	456,517
Cooperatieve Centrale Raiffeisen-Boerenleenbank BA
5.750%, 12/01/43	277,000	293,644
Goldman Sachs Group, Inc. (The)
1.838%, 11/29/23 (d)	900,000	913,927
3.625%, 02/07/16	345,000	362,071
3.625%, 01/22/23 (a)	575,000	556,803
5.750%, 01/24/22	452,000	508,811
HSBC Bank Brasil S.A. - Banco Multiplo
4.000%, 05/11/16 (144A)	1,900,000	1,930,875
JPMorgan Chase & Co.
3.200%, 01/25/23	190,000	180,125
3.250%, 09/23/22	407,000	390,037
4.750%, 03/01/15	695,000	727,124
LBI HF
6.100%, 08/25/11 (144A) (h) (i)	320,000	28,800
Morgan Stanley
3.450%, 11/02/15	1,135,000	1,181,428
3.800%, 04/29/16	345,000	364,951
5.000%, 11/24/25	955,000	957,855

See accompanying notes to financial statements.

MSF-9

Metropolitan Series Fund

WMC Balanced Portfolio (formerly, BlackRock Diversified Portfolio)

Schedule of Investments as of December 31, 2013

Corporate Bonds & Notes—(Continued)

Security Description	Principal Amount*	Value

Banks—(Continued)
State Street Capital Trust IV
1.243%, 06/01/77 (d)	90,000	$67,995
US Bancorp
1.950%, 11/15/18	836,000	831,516
Wells Fargo & Co.
1.500%, 07/01/15	345,000	349,851
2.150%, 01/15/19	315,000	314,013
5.375%, 11/02/43	285,000	291,842

		18,585,746

Beverages—0.0%
PepsiCo, Inc.
3.600%, 08/13/42	445,000	366,283

Biotechnology—0.2%
Amgen, Inc.
5.150%, 11/15/41	260,000	259,034
5.650%, 06/15/42	465,000	492,452
Life Technologies Corp.
6.000%, 03/01/20	1,125,000	1,292,649

		2,044,135

Chemicals—0.2%
LYB International Finance BV
5.250%, 07/15/43	6,000	6,031
LyondellBasell Industries NV
5.000%, 04/15/19	2,188,000	2,430,039

		2,436,070

Coal—0.0%
CONSOL Energy, Inc.
8.250%, 04/01/20	93,000	100,673
Peabody Energy Corp.
6.000%, 11/15/18	82,000	87,330
6.250%, 11/15/21 (a)	483,000	487,830

		675,833

Commercial Services—0.1%
United Rentals North America, Inc.
7.625%, 04/15/22	1,098,000	1,220,152

Computers—0.0%
International Business Machines Corp.
3.375%, 08/01/23	600,000	584,582

Diversified Financial Services—0.3%
Discover Financial Services
3.850%, 11/21/22	800,000	758,536
Ford Motor Credit Co. LLC
4.375%, 08/06/23	233,000	234,249
5.000%, 05/15/18	1,438,000	1,601,801
Lehman Brothers Holdings Capital Trust VII
5.857%, 01/31/14 (h)	325,000	32
Lehman Brothers Holdings, Inc.
6.500%, 07/19/17 (h)	1,770,000	177
6.750%, 12/28/17 (h)	2,505,000	250

Diversified Financial Services—(Continued)
Novus USA Trust
1.538%, 02/28/14 (144A) (d)	960,000	961,197

		3,556,242

Electric—0.5%
Cleveland Electric Illuminating Co. (The)
5.950%, 12/15/36	328,000	333,982
8.875%, 11/15/18	181,000	228,937
Dominion Gas Holdings LLC
4.800%, 11/01/43 (144A)	57,000	55,110
Dominion Resources, Inc.
1.950%, 08/15/16	880,000	894,561
Duke Energy Carolinas LLC
4.250%, 12/15/41	515,000	479,527
Energy Future Intermediate Holding Co. LLC / EFIH Finance, Inc.
10.000%, 12/01/20	2,590,000	2,751,875
Georgia Power Co.
3.000%, 04/15/16	1,095,000	1,141,409
Jersey Central Power & Light Co.
7.350%, 02/01/19	330,000	389,699
MidAmerican Energy Holdings Co.
6.500%, 09/15/37	725,000	842,117

		7,117,217

Electronics—0.1%
Thermo Fisher Scientific, Inc. 2.400%, 02/01/19	764,000	756,888
5.300%, 02/01/44	58,000	58,648

		815,536

Engineering & Construction—0.0%
Odebrecht Offshore Drilling Finance, Ltd. 6.750%, 10/01/22 (144A)	369,225	377,902

Entertainment—0.0%
GLP Capital L.P. / GLP Financing II, Inc. 4.375%, 11/01/18 (144A)	31,000	31,698
4.875%, 11/01/20 (144A)	50,000	50,000

		81,698

Food—0.1%
WM Wrigley Jr. Co. 2.900%, 10/21/19 (144A)	700,000	694,213

Forest Products & Paper—0.1%
International Paper Co. 4.750%, 02/15/22	1,794,000	1,880,867

Healthcare - Products—0.1%
Boston Scientific Corp. 2.650%, 10/01/18	966,000	972,572
Edwards Lifesciences Corp. 2.875%, 10/15/18	738,000	733,693

		1,706,265

See accompanying notes to financial statements.

MSF-10

Metropolitan Series Fund

WMC Balanced Portfolio (formerly, BlackRock Diversified Portfolio)

Schedule of Investments as of December 31, 2013

Corporate Bonds & Notes—(Continued)

Security Description	Principal Amount*	Value

Healthcare - Services—0.2%
Coventry Health Care, Inc. 5.450%, 06/15/21	569,000	$633,084
HCA, Inc. 7.250%, 09/15/20	520,000	566,800
Tenet Healthcare Corp. 6.250%, 11/01/18	690,000	764,175
UnitedHealth Group, Inc. 3.375%, 11/15/21	230,000	227,162
WellPoint, Inc. 1.875%, 01/15/18	650,000	642,727
2.300%, 07/15/18	492,000	488,095

		3,322,043

Household Products/Wares—0.1%
Reynolds Group Issuer, Inc. / Reynolds Group Issuer LLC / Reynolds Group Issuer Lu 6.875%, 02/15/21	625,000	673,437
7.875%, 08/15/19	715,000	790,075

		1,463,512

Insurance—0.6%
American International Group, Inc. 3.375%, 08/15/20	820,000	824,769
3.800%, 03/22/17	1,170,000	1,249,442
4.125%, 02/15/24	471,000	468,270
5.450%, 05/18/17	505,000	564,449
8.175%, 05/15/68 (d)	360,000	435,600
Manulife Financial Corp. 3.400%, 09/17/15	960,000	999,292
Muenchener Rueckversicherungs AG 6.000%, 05/26/41 (EUR) (d)	100,000	159,117
Prudential Financial, Inc. 4.750%, 09/17/15	877,000	934,568
5.375%, 06/21/20	770,000	870,187
5.875%, 09/15/42 (a) (d)	346,000	351,622
XL Group plc 6.500%, 04/15/17 (d)	1,005,000	988,669
XLIT, Ltd. 2.300%, 12/15/18	219,000	215,099
5.250%, 12/15/43	100,000	100,670

		8,161,754

Leisure Time—0.0%
Carnival Corp. 3.950%, 10/15/20	128,000	128,099

Lodging—0.1%
Paris Las Vegas Holding LLC 8.000%, 10/01/20 (144A) (a)	536,000	557,440
11.000%, 10/01/21 (144A) (a)	596,000	610,900

		1,168,340

Media—0.9%
CBS Corp. 4.625%, 05/15/18	205,000	222,236
5.750%, 04/15/20	160,000	179,604
8.875%, 05/15/19	350,000	447,485
Comcast Corp. 4.650%, 07/15/42	642,000	597,448
5.875%, 02/15/18	195,000	223,664
COX Communications, Inc. 4.700%, 12/15/42 (144A)	32,000	26,874
8.375%, 03/01/39 (144A)	1,510,000	1,831,289
DIRECTV Holdings LLC / DIRECTV Financing Co., Inc. 3.800%, 03/15/22	265,000	254,569
5.000%, 03/01/21	610,000	640,810
5.150%, 03/15/42	525,000	471,504
NBCUniversal Enterprise, Inc. 5.250%, 12/19/49 (144A)	500,000	495,000
NBCUniversal Media LLC 4.375%, 04/01/21	1,020,000	1,079,590
4.450%, 01/15/43	431,000	386,100
5.150%, 04/30/20	886,000	990,323
TCI Communications, Inc. 7.875%, 02/15/26	1,079,000	1,397,824
Time Warner Cable, Inc. 8.250%, 04/01/19	1,683,000	1,971,643
8.750%, 02/14/19	697,000	831,411

		12,047,374

Mining—0.2%
BHP Billiton Finance USA, Ltd. 3.850%, 09/30/23	639,000	641,772
5.000%, 09/30/43	251,000	255,202
Novelis, Inc.
8.750%, 12/15/20	1,095,000	1,218,187

		2,115,161

Oil & Gas—1.2%
Apache Corp.
4.250%, 01/15/44	285,000	256,234
4.750%, 04/15/43	165,000	160,041
BP Capital Markets plc
2.750%, 05/10/23	645,000	588,947
Laredo Petroleum, Inc.
7.375%, 05/01/22	440,000	477,400
Linn Energy LLC / Linn Energy Finance Corp.
7.000%, 11/01/19 (144A)	532,000	537,320
MEG Energy Corp.
6.500%, 03/15/21 (144A)	1,495,000	1,573,487
Murphy Oil Corp.
2.500%, 12/01/17	708,000	712,305
3.700%, 12/01/22	373,000	344,654
Nexen, Inc.
5.875%, 03/10/35	30,000	32,039

See accompanying notes to financial statements.

MSF-11

Metropolitan Series Fund

WMC Balanced Portfolio (formerly, BlackRock Diversified Portfolio)

Schedule of Investments as of December 31, 2013

Corporate Bonds & Notes—(Continued)

Security Description	Principal Amount*	Value

Oil & Gas—(Continued)
Noble Energy, Inc.
4.150%, 12/15/21	350,000	$359,887
5.250%, 11/15/43	465,000	464,620
6.000%, 03/01/41	400,000	427,710
8.250%, 03/01/19	340,000	422,602
Noble Holding International, Ltd.
5.250%, 03/15/42	155,000	148,720
Petrobras International Finance Co.
3.875%, 01/27/16	1,835,000	1,889,063
Range Resources Corp.
5.750%, 06/01/21	20,000	21,200
Shell International Finance BV
2.000%, 11/15/18	763,000	763,481
4.550%, 08/12/43	659,000	642,751
Statoil ASA
2.900%, 11/08/20	870,000	864,308
Total Capital International S.A.
3.700%, 01/15/24	665,000	657,535
Transocean, Inc.
2.500%, 10/15/17	1,130,000	1,141,971
5.050%, 12/15/16	800,000	883,737
6.000%, 03/15/18	1,734,000	1,944,587
6.500%, 11/15/20	490,000	559,551
6.800%, 03/15/38	285,000	317,209

		16,191,359

Oil & Gas Services—0.0%
Schlumberger Investment S.A.
3.650%, 12/01/23	280,000	277,562

Packaging & Containers—0.0%
Rock Tenn Co.
4.000%, 03/01/23	214,000	204,389

Pharmaceuticals—0.1%
AbbVie, Inc.
4.400%, 11/06/42	520,000	484,991
Actavis, Inc.
4.625%, 10/01/42	520,000	473,096
Bristol-Myers Squibb Co.
4.500%, 03/01/44	570,000	545,969
Teva Pharmaceutical Finance Co. B.V.
3.650%, 11/10/21	290,000	284,438

		1,788,494

Pipelines—0.4%
Energy Transfer Partners L.P.
4.150%, 10/01/20	1,200,000	1,217,497
Enterprise Products Operating LLC
4.450%, 02/15/43	335,000	295,911
Kinder Morgan Energy Partners L.P.
4.150%, 02/01/24	1,045,000	1,011,007
TransCanada PipeLines, Ltd.
3.750%, 10/16/23	340,000	331,384

Pipelines—(Continued)
Western Gas Partners L.P.
4.000%, 07/01/22	385,000	367,452
5.375%, 06/01/21	668,000	715,628
Williams Cos., Inc. (The)
3.700%, 01/15/23	1,090,000	951,361
7.875%, 09/01/21	256,000	295,196

		5,185,436

Real Estate—0.1%
Realogy Group LLC
7.875%, 02/15/19 (144A)	847,000	929,583

Real Estate Investment Trusts—0.0%
Ventas Realty L.P. / Ventas Capital Corp.
2.700%, 04/01/20	177,000	169,248

Retail—0.1%
CVS Caremark Corp.
5.300%, 12/05/43	106,000	109,621
QVC, Inc.
7.500%, 10/01/19 (144A)	590,000	635,930
Wal-Mart Stores, Inc.
4.000%, 04/11/43	395,000	351,543

		1,097,094

Software—0.0%
First Data Corp.
7.375%, 06/15/19 (144A)	280,000	298,900
Oracle Corp.
3.625%, 07/15/23	38,000	37,695

		336,595

Telecommunications—1.0%
America Movil S.A.B. de C.V.
2.375%, 09/08/16	1,140,000	1,173,254
AT&T, Inc.
2.375%, 11/27/18	440,000	440,378
CC Holdings GS V LLC / Crown Castle GS III Corp.
3.849%, 04/15/23	489,000	457,754
Intelsat Jackson Holdings S.A.
7.250%, 04/01/19	611,000	659,880
Level 3 Financing, Inc.
8.125%, 07/01/19	581,000	636,195
MetroPCS Wireless, Inc.
7.875%, 09/01/18 (a)	42,000	45,098
Sprint Communications, Inc.
9.000%, 11/15/18 (144A)	1,470,000	1,771,350
Sprint Corp.
7.875%, 09/15/23 (144A)	425,000	456,875
T-Mobile USA, Inc.
6.464%, 04/28/19	50,000	53,125
6.633%, 04/28/21	160,000	168,400
6.731%, 04/28/22	150,000	156,375
6.836%, 04/28/23	50,000	51,875

See accompanying notes to financial statements.

MSF-12

Metropolitan Series Fund

WMC Balanced Portfolio (formerly, BlackRock Diversified Portfolio)

Schedule of Investments as of December 31, 2013

Corporate Bonds & Notes—(Continued)

Security Description	Principal Amount*	Value

Telecommunications—(Continued)
Verizon Communications, Inc.
3.650%, 09/14/18	1,725,000	$1,826,023
3.850%, 11/01/42	2,152,000	1,757,762
4.500%, 09/15/20	380,000	406,815
5.150%, 09/15/23	814,000	873,985
6.550%, 09/15/43	2,486,000	2,908,518

		13,843,662

Transportation—0.0%
Burlington Northern Santa Fe LLC
3.000%, 03/15/23	152,000	141,552

Total Corporate Bonds & Notes (Cost $116,781,918)		113,262,301

Asset-Backed Securities—6.8%

Asset-Backed - Automobile—2.1%
AmeriCredit Automobile Receivables Trust
1.310%, 11/08/17	265,000	265,830
1.520%, 01/08/19	185,000	184,353
1.660%, 09/10/18	170,000	170,589
1.690%, 11/08/18	325,000	324,484
1.930%, 08/08/18	415,000	417,897
2.290%, 11/08/19	100,000	100,003
2.420%, 05/08/18	440,000	447,836
2.640%, 10/10/17	430,000	442,186
2.720%, 09/09/19	100,000	101,174
3.310%, 10/08/19	245,000	248,436
3.440%, 10/08/17	565,000	584,900
AUTO ABS SRL
2.800%, 04/27/25 (EUR)	488,179	676,820
Chesapeake Funding LLC
1.768%, 11/07/23 (144A) (d)	390,000	391,515
2.168%, 11/07/23 (144A) (d)	255,000	255,988
Chrysler Capital Auto Receivables Trust
0.560%, 12/15/16 (144A)	605,000	604,999
0.850%, 05/15/18 (144A)	530,000	529,950
1.270%, 03/15/19 (144A)	365,000	365,005
1.780%, 06/17/19 (144A)	165,000	164,979
2.240%, 09/16/19 (144A)	175,000	174,949
2.890%, 10/15/20 (144A)	170,000	169,945
Credit Acceptance Auto Loan Trust
1.210%, 10/15/20 (144A)	340,000	340,236
1.500%, 04/15/21 (144A)	330,000	329,921
DT Auto Owner Trust
2.260%, 10/16/17 (144A)	117,029	117,111
3.380%, 10/16/17 (144A)	280,000	281,504
4.030%, 02/15/17 (144A)	130,897	131,055
4.940%, 07/16/18 (144A)	565,000	582,805
Hyundai Auto Receivables Trust
2.610%, 05/15/18	360,000	369,535
Prestige Auto Receivables Trust
1.090%, 02/15/18 (144A)	519,746	521,098
1.330%, 05/15/19 (144A)	330,000	329,487

Asset-Backed - Automobile—(Continued)
Santander Drive Auto Receivables Trust
1.190%, 05/15/18	1,090,000	1,085,170
1.210%, 10/16/17 (144A)	1,260,000	1,261,197
1.330%, 05/15/17	510,000	511,450
1.330%, 03/15/18	1,210,000	1,213,023
1.480%, 05/15/17 (144A)	142,324	142,395
1.550%, 10/15/18	1,410,000	1,407,713
1.560%, 08/15/18	730,000	734,949
1.780%, 11/15/18 (144A)	2,360,000	2,353,649
1.890%, 10/15/19 (144A)	775,000	780,022
1.940%, 12/15/16	1,115,000	1,125,257
1.940%, 03/15/18	535,000	539,289
2.160%, 01/15/20	610,000	618,825
2.250%, 06/17/19	665,000	662,726
2.700%, 08/15/18	350,000	359,525
2.720%, 05/16/16	330,000	333,663
2.940%, 12/15/17	520,000	535,161
3.010%, 04/16/18	1,520,000	1,564,249
3.120%, 10/15/19 (144A)	300,000	307,683
3.200%, 02/15/18	1,175,000	1,207,609
3.250%, 01/15/20	510,000	523,936
3.780%, 11/15/17	445,000	460,093
3.780%, 10/15/19 (144A)	195,000	201,024
4.670%, 01/15/20 (144A)	1,085,000	1,114,022

		28,667,220

Asset-Backed - Credit Card—0.3%
CHLUPA Trust
3.326%, 08/15/20 (144A)	885,799	886,906
World Financial Network Credit Card Master Trust
2.150%, 04/17/23	1,570,000	1,527,853
2.230%, 08/15/22	1,270,000	1,258,616

		3,673,375

Asset-Backed - Home Equity—0.0%
Morgan Stanley Home Equity Loan Trust
0.485%, 09/25/35 (d)	279,953	270,178
RASC Trust
6.349%, 03/25/32	82,399	81,342

		351,520

Asset-Backed - Other—2.5%
Battalion CLO, Ltd.
1.689%, 10/22/25 (144A) (d)	615,000	610,809
Benefit Street Partners CLO II, Ltd.
1.472%, 07/15/24 (144A) (d)	320,000	316,374
Carlyle Global Market Strategies, Ltd.
1.632%, 01/20/25 (144A) (d)	1,935,000	1,933,382
Cavalary CLO II
2.244%, 01/17/24 (144A) (d)	990,000	971,743
Cent CLO 19, Ltd.
1.567%, 10/29/25 (144A) (d)	670,000	663,959
Chase Funding Trust
6.333%, 04/25/32	187,494	191,486

See accompanying notes to financial statements.

MSF-13

Metropolitan Series Fund

WMC Balanced Portfolio (formerly, BlackRock Diversified Portfolio)

Schedule of Investments as of December 31, 2013

Asset-Backed Securities—(Continued)

Security Description	Principal Amount*	Value

Asset-Backed - Other—(Continued)
Countrywide Asset-Backed Certificates
0.615%, 03/25/47 (144A) (d)	327,352	$177,002
1.170%, 07/25/34 (d)	146,847	139,252
5.071%, 04/25/35 (d)	546,757	444,974
CT CDO IV, Ltd. 0.477%, 10/20/43 (144A) (d)	542,059	513,954
Finance America Mortgage Loan Trust 1.215%, 09/25/33 (d)	138,177	129,536
Ford Credit Floorplan Master Owner Trust 1.667%, 01/15/16 (d)	345,000	345,145
2.090%, 09/15/16	535,000	538,151
2.267%, 01/15/16 (d)	580,000	580,289
2.860%, 01/15/19	139,000	142,573
3.500%, 01/15/19	265,000	274,835
Fremont Home Loan Trust 1.215%, 12/25/33 (d)	136,050	128,045
GMACM Home Equity Loan Trust 0.405%, 10/25/34 (144A) (d)	224,944	197,995
GreenPoint Mortgage Funding Trust 0.765%, 09/25/34 (d)	454	454
GT Loan Financing I, Ltd. 1.472%, 10/28/24 (144A) (d)	680,000	673,466
HLSS Servicer Advance Receivables Backed Notes 1.183%, 08/15/44 (144A)	995,000	993,806
1.287%, 09/15/44 (144A)	740,000	739,556
1.495%, 05/16/44 (144A)	140,000	139,482
1.495%, 01/16/46 (144A)	1,580,000	1,574,154
1.793%, 05/15/46 (144A)	2,210,000	2,162,264
1.979%, 08/15/46 (144A)	385,000	385,192
1.990%, 10/15/45 (144A)	440,000	442,904
ING Investment Management Co. 1.686%, 01/18/26 (144A) (d)	780,000	780,000
1.774%, 10/15/22 (144A) (d)	435,000	435,038
JG Wentworth XX LLC 5.560%, 07/15/59 (144A)	1,404,896	1,567,350
JG Wentworth XXI LLC 4.070%, 01/15/48 (144A)	343,804	361,459
JG Wentworth XXII LLC 3.820%, 12/15/48 (144A)	448,141	466,085
KKR Financial CLO, Corp. 0.994%, 10/15/17 (144A) (d)	864,813	861,353
KKR Financial CLO, Ltd. 1.394%, 07/15/25 (144A) (d)	565,000	554,060
Knollwood CDO, Ltd. 3.443%, 01/10/39 (144A) (d) (i)	538,940	5
Long Beach Mortgage Loan Trust 1.815%, 02/25/34 (d)	166,235	148,093
Nationstar Mortgage Advance Receivable Trust 1.080%, 06/20/44 (144A)	1,240,000	1,239,213
1.679%, 06/20/46 (144A)	1,765,000	1,762,318
Northwoods Capital Corp. / Northwoods Capital, Ltd. 1.666%, 01/18/24 (144A) (d)	615,000	613,935
2.496%, 01/18/24 (144A) (d)	580,000	580,898

Asset-Backed - Other—(Continued)
Octagon Investment Partners XVI, Ltd. 1.392%, 07/17/25 (144A) (d)	720,000	708,894
OHA Loan Funding, Ltd. 1.680%, 08/23/24 (144A) (d)	695,000	689,055
OZLM Funding IV, Ltd. 1.739%, 07/22/25 (144A) (d)	1,205,000	1,182,922
OZLM Funding, Ltd. 1.716%, 10/30/23 (144A) (d)	1,070,000	1,067,359
PFS Financing Corp. 1.367%, 02/15/16 (144A) (d)	800,000	800,525
Sound Point CLO, Ltd. 1.653%, 01/21/26 (144A) (d)	260,000	260,000
SpringCastle America Funding LLC 3.750%, 04/03/21 (144A)	1,935,717	1,939,355
Structured Asset Securities Corp. Mortgage Loan Trust 0.415%, 11/25/37 (d)	56,728	54,981
Vibrant CLO, Ltd. 1.724%, 07/17/24 (144A) (d)	1,920,000	1,911,166
2.644%, 07/17/24 (144A) (d)	500,000	501,851

		33,896,697

Asset-Backed - Student Loan—1.9%
Nelnet Student Loan Trust 0.348%, 08/23/27 (d)	695,000	678,453
1.888%, 11/25/24 (d)	796,000	827,032
Scholar Funding Trust 1.138%, 10/28/43 (144A) (d)	467,856	468,362
SLC Private Student Loan Trust 0.414%, 07/15/36 (d)	1,290,000	1,272,228
SLM Private Credit Student Loan Trust 0.423%, 03/15/23 (d)	416,416	407,300
0.443%, 06/15/21 (d)	894,178	883,618
0.793%, 12/16/30 (d)	599,706	584,600
SLM Private Education Loan Trust 0.767%, 08/15/22 (144A) (d)	295,243	294,793
0.817%, 07/15/22 (144A) (d)	606,205	605,902
0.917%, 10/16/23 (144A) (d)	585,592	585,961
1.017%, 02/15/22 (144A) (d)	1,054,030	1,056,932
1.217%, 05/17/27 (144A) (d)	1,550,000	1,528,751
1.267%, 08/15/23 (144A) (d)	614,247	617,722
1.567%, 08/15/25 (144A) (d)	305,532	308,467
1.567%, 10/15/31 (144A) (d)	440,000	440,953
1.770%, 05/17/27 (144A)	2,305,000	2,235,730
1.850%, 06/17/30 (144A)	2,885,000	2,782,222
2.090%, 06/15/45 (144A)	530,000	522,454
2.940%, 10/15/31 (144A)	830,000	838,747
2.950%, 02/15/46 (144A)	1,965,000	2,004,406
3.310%, 10/15/46 (144A)	1,550,000	1,602,878
3.480%, 10/15/30 (144A)	110,000	114,894
3.740%, 02/15/29 (144A)	200,000	208,598
3.830%, 01/17/45 (144A)	445,000	461,737
4.540%, 10/17/44 (144A)	610,000	655,261
SLM Student Loan Trust 0.819%, 06/26/28 (d)	1,105,000	1,105,027

See accompanying notes to financial statements.

MSF-14

Metropolitan Series Fund

WMC Balanced Portfolio (formerly, BlackRock Diversified Portfolio)

Schedule of Investments as of December 31, 2013

Asset-Backed Securities—(Continued)

Security Description	Principal Amount*	Value

Asset-Backed - Student Loan—(Continued)
SLM Student Loan Trust 0.993%, 12/15/25 (144A) (d)	1,105,000	$1,095,748
1.938%, 07/25/23 (d)	1,100,000	1,149,901

		25,338,677

Total Asset-Backed Securities (Cost $92,186,012)		91,927,489

Mortgage-Backed Securities—4.8%

Collateralized Mortgage Obligations—0.7%
Countrywide Alternative Loan Trust 5.500%, 11/25/35	1,851,585	1,566,193
5.500%, 04/25/37	849,970	630,835
6.500%, 09/25/37	3,153,131	2,433,914
Countrywide Home Loan Mortgage Pass-Through Trust
0.365%, 04/25/46 (d)	552,242	421,992
0.505%, 02/25/35 (d)	296,430	255,303
Credit Suisse Mortgage Capital Certificates
2.556%, 08/27/46 (144A) (d)	1,010,338	931,213
2.560%, 05/27/36 (144A) (d)	872,157	800,917
Deutsche Alt-A Securities, Inc. Mortgage Loan Trust 0.315%, 12/25/36 (d)	714,852	562,249
Deutsche Mortgage Securities, Inc. 5.230%, 06/26/35 (144A) (d)	186,703	187,743
GSR Mortgage Loan Trust 6.000%, 07/25/37	842,974	774,995
IndyMac INDX Mortgage Loan Trust
0.785%, 06/25/34 (d)	46,164	42,853
2.626%, 10/25/35 (d)	160,442	135,532
JP Morgan Mortgage Trust 6.500%, 08/25/36	215,862	188,170
MASTR Adjustable Rate Mortgages Trust 2.109%, 09/25/33 (d)	224,814	221,809
MASTR Reperforming Loan Trust 4.875%, 05/25/36 (144A) (d)	283,320	269,901
WaMu Mortgage Pass-Through Certificates Trust 4.755%, 08/25/36 (d)	202,945	178,764

		9,602,383

Commercial Mortgage-Backed Securities—4.1%
Banc of America Commercial Mortgage Trust
5.482%, 01/15/49 (d)	80,000	83,529
5.649%, 06/10/49 (d)	1,723,925	1,884,241
Banc of America Merrill Lynch Commercial Mortgage, Inc. 5.171%, 11/10/42 (d)	1,495,865	1,519,108
Bayview Commercial Asset Trust 0.395%, 07/25/36 (144A) (d)	388,389	329,922
BB-UBS Trust 0.596%, 11/05/36 (144A) (d) (e)	10,235,000	573,027

Commercial Mortgage-Backed Securities—(Continued)
Bear Stearns Commercial Mortgage Securities Trust
5.189%, 12/11/38	971,133	1,061,511
5.317%, 02/11/44	688,937	754,438
5.449%, 12/11/40 (d)	170,000	181,519
5.650%, 06/11/50 (d)	684,419	757,177
CD Mortgage Trust 6.118%, 11/15/44 (d)	80,000	89,118
Citigroup Commercial Mortgage Trust
1.308%, 09/10/46 (d) (e)	2,144,211	159,257
6.132%, 12/10/49 (d)	440,000	487,685
Commercial Mortgage Pass-Through Certificates
1.556%, 03/10/46 (d) (e)	7,614,361	585,826
1.612%, 03/10/46 (d) (e)	5,487,929	489,715
1.684%, 10/13/28 (144A) (d)	850,000	852,894
2.231%, 05/15/45 (d) (e)	3,658,426	437,723
3.367%, 02/10/28 (144A)	680,000	646,436
3.400%, 10/05/30 (144A)	605,000	559,993
4.715%, 10/10/46 (d)	185,000	191,840
5.347%, 12/10/46	665,000	726,428
5.543%, 12/11/49 (144A) (d)	320,000	345,120
Credit Suisse First Boston Mortgage Securities Corp. 4.771%, 07/15/37	125,000	128,799
Credit Suisse Mortgage Capital Certificates 0.437%, 04/15/22 (144A) (d)	880,000	845,391
DBRR Trust 0.946%, 09/25/45 (144A)	1,105,805	1,105,857
1.636%, 12/18/49 (144A) (d)	523,322	524,140
5.733%, 06/17/49 (144A) (d)	410,000	446,881
Del Coronado Trust 5.167%, 03/15/18 (144A) (d)	520,000	521,820
Extended Stay America Trust
2.675%, 12/05/31 (144A)	1,120,000	1,094,166
2.958%, 12/05/31 (144A)	535,000	519,161
FREMF Mortgage Trust
3.165%, 04/25/46 (144A) (d)	85,000	79,480
3.562%, 08/25/45 (144A) (d)	540,000	525,222
3.741%, 04/25/45 (144A) (d)	500,000	473,287
4.023%, 11/25/44 (144A) (d)	101,100	97,760
GE Capital Commercial Mortgage Corp. 4.578%, 06/10/48	1,397,792	1,410,393
Greenwich Capital Commercial Mortgage Trust
5.736%, 12/10/49	280,000	312,694
5.867%, 12/10/49 (d)	385,000	421,855
GS Mortgage Securities Corp. II
3.249%, 11/08/29 (144A) (d) (e)	6,767,000	312,041
3.435%, 12/10/27 (144A) (d)	1,080,000	939,766
GS Mortgage Securities Corp. Trust
3.551%, 04/10/34 (144A)	933,000	917,339
3.633%, 06/05/31 (144A)	130,000	130,383
GS Mortgage Securities Trust
5.591%, 11/10/39	230,000	252,099
5.622%, 11/10/39	420,000	411,342
5.804%, 08/10/45 (d)	777,425	853,459

See accompanying notes to financial statements.

MSF-15

Metropolitan Series Fund

WMC Balanced Portfolio (formerly, BlackRock Diversified Portfolio)

Schedule of Investments as of December 31, 2013

Mortgage-Backed Securities—(Continued)

Security Description	Principal Amount*	Value

Commercial Mortgage-Backed Securities—(Continued)
Hilton USA Trust
1.668%, 11/05/30 (144A) (d) (e)	7,315,000	$121,897
4.407%, 11/05/30 (d)	315,000	315,257
5.222%, 11/05/30 (144A) (d)	900,000	905,099
JP Morgan Chase Commercial Mortgage Securities Corp. 1.945%, 12/15/47 (d) (e)	6,302,793	658,617
JP Morgan Chase Commercial Mortgage Securities Trust
0.587%, 04/15/46 (d) (e)	1,030,000	45,886
1.043%, 08/15/46 (d) (e)	9,135,006	463,318
1.587%, 04/15/46 (d) (e)	3,527,107	336,648
2.013%, 06/15/45 (d) (e)	3,084,727	303,226
3.958%, 04/15/46 (d)	280,000	257,052
4.161%, 12/15/47 (d)	245,000	231,194
5.372%, 05/15/47	155,000	163,756
5.431%, 06/12/47 (d)	1,414,816	1,551,213
5.439%, 01/15/49	988,244	1,089,040
5.445%, 12/12/44 (d)	650,000	697,940
5.447%, 06/12/47	184,240	186,353
5.850%, 02/15/51 (d)	1,299,970	1,459,105
5.951%, 06/15/43 (144A)	1,150,000	1,311,177
6.125%, 02/12/51 (d)	603,675	646,851
JPMorgan Chase Commercial Mortgage Securities Trust 5.874%, 02/12/51 (d)	925,012	1,046,614
LB-UBS Commercial Mortgage Trust
5.205%, 04/15/30 (d)	430,000	445,180
5.866%, 09/15/45 (d)	432,220	479,357
6.164%, 09/15/45 (d)	295,000	337,184
Merrill Lynch Mortgage Trust
5.280%, 11/12/37 (d)	1,000,000	1,051,703
5.859%, 06/12/50 (d)	391,941	419,525
Merrill Lynch/Countrywide Commercial Mortgage Trust 5.700%, 09/12/49	1,630,000	1,811,096
Morgan Stanley Bank of America Merrill Lynch Trust 1.747%, 02/15/46 (d) (e)	2,969,442	291,478
Morgan Stanley Capital I Trust
2.669%, 03/15/45 (144A) (d) (e)	5,781,877	714,114
5.312%, 03/15/44	1,386,802	1,519,181
5.406%, 03/15/44	360,000	391,318
5.597%, 04/12/49 (d)	930,000	1,014,811
5.665%, 04/15/49 (d)	521,971	569,819
5.910%, 06/11/49 (d)	195,000	209,775
Morgan Stanley Capital I, Inc.
6.340%, 07/15/30 (144A) (d)	129,123	130,756
Morgan Stanley Re-REMIC Trust
Zero Coupon, 03/23/51 (144A) (e)	460,000	441,572
Zero Coupon, 07/17/56 (144A) (e)	652,239	641,803
1.000%, 03/27/51 (144A) (e)	345,470	345,463
1.000%, 03/27/51 (144) (144A) (e)	380,000	372,400
2.000%, 07/27/49 (144A)	652,819	658,042
2.500%, 03/23/51 (144A) (e)	287,050	290,724

Commercial Mortgage-Backed Securities—(Continued)
Motel 6 Trust
2.743%, 10/05/25 (144A)	390,000	386,815
RBSCF Trust
5.925%, 02/16/51 (144A) (d)	2,261,964	2,471,191
S2 Hospitality LLC
4.500%, 04/15/25 (144A)	4,414	4,414
SCG Trust
1.567%, 11/15/26 (144A) (d)	590,000	590,680
2.117%, 11/15/26 (144A) (d)	375,000	375,005
STRIPs, Ltd.
1.500%, 12/25/44 (144A)	948,824	939,336
Wachovia Bank Commercial Mortgage Trust
5.925%, 02/15/51 (d)	520,000	520,840
Wells Fargo Resecuritization Trust
1.750%, 08/20/21 (144A)	584,545	581,038
WF-RBS Commercial Mortgage Trust
0.717%, 08/15/46 (d) (e)	5,451,000	230,141
1.829%, 12/15/45 (144A) (d) (e)	5,102,212	547,774

		55,612,620

Total Mortgage-Backed Securities (Cost $64,090,248)		65,215,003

Foreign Government—0.4%

Sovereign—0.4%
Brazilian Government International Bond
7.125%, 01/20/37	230,000	263,350
Hellenic Republic Government Bond
2.000%, 02/24/23 (EUR) (d)	590,000	546,158
Italy Government International Bond
2.550%, 10/22/16 (EUR)	802,247	1,129,862
Mexico Government International Bonds
4.000%, 10/02/23	1,650,000	1,633,500
6.750%, 09/27/34	215,000	253,700
South Africa Government International Bond
4.665%, 01/17/24 (a)	340,000	325,125
Spain Government Bond
4.400%, 10/31/23 (144A) (EUR)	885,000	1,239,531

Total Foreign Government (Cost $5,413,641)		5,391,226

Floating Rate Loans (d)—0.1%

Lodging—0.1%
Hilton Fort Lauderdale
Mezzanine Term Loan, 7.360%, 02/22/16	1,000,000	1,000,000
Motel 6 Trust Mezzanine Term Loan, 10.000%, 10/15/17 (i)	896,352	934,447

Total Floating Rate Loans (Cost $1,892,476)		1,934,447

See accompanying notes to financial statements.

MSF-16

Metropolitan Series Fund

WMC Balanced Portfolio (formerly, BlackRock Diversified Portfolio)

Schedule of Investments as of December 31, 2013

Preferred Stocks—0.1%

Security Description	Shares/ Principal/ Contracts/ Notional Amount*	Value

Diversified Financial Services—0.1%
Citigroup Capital XIII, 7.875% (d)	41,099	$1,119,948

Thrifts & Mortgage Finance—0.0%
Federal Home Loan Mortgage Corp. Series Z, 8.375% (d)	20,000	179,400
Federal National Mortgage Association Series S, 8.250% (d)	20,000	175,000

		354,400

Total Preferred Stocks (Cost $1,188,916)		1,474,348

Municipals—0.1%
New York City Municipal Water Finance Authority
5.375%, 06/15/43	530,000	559,017
5.500%, 06/15/43	630,000	671,095

Total Municipals (Cost $1,143,653)		1,230,112

Purchased Options—0.0%

Call Options—0.0%
10 Year Interest Rate Swap, Exercise Rate 4.50, Expires 02/26/14 (Counterparty - Barclays Bank plc) (AUD)	6,645,000	36,942

Put Options—0.0%
10 Year Interest Rate Swap, Exercise Rate 1.10, Expires 06/05/14 (Counterparty - Barclays Bank plc) (JPY)	461,000,000	31,653
10 Year Interest Rate Swap, Exercise Rate 1.10, Expires 06/06/14 (Counterparty - Barclays Bank plc) (JPY)	230,000,000	15,908
10 Year Interest Rate Swap, Exercise Rate 1.10, Expires 06/09/14 (Counterparty - Bank of America N.A.) (JPY)	479,000,000	33,389
AUD Currency, Strike Price USD 0.89, Expires 02/01/14 (Counterparty - Deutsche Bank AG) (AUD)	15,040,000	199,545
Eurodollar Midcurve 2 Year Futures @ 98.75, Expires 03/01/14	542,500	146,475
USD Currency, Strike Price TRY 1.98, Expires 01/21/14 (Counterparty - Morgan Stanley Capital Services)	1,130,000	29
USD Currency, Strike Price TRY 1.99, Expires 01/03/14 (Counterparty - Morgan Stanley Capital Services)	1,130,000	0

		426,999

Total Purchased Options (Cost $354,750)		463,941

Short-Term Investments—3.0%
Security Description	Shares/ Principal Amount*	Value

Mutual Fund—1.6%
State Street Navigator Securities Lending Met Portfolio (k)	21,850,278	21,850,278

Repurchase Agreement—1.4%
Fixed Income Clearing Corp. Repurchase Agreement dated 12/31/13 at 0.000% to be repurchased at $18,428,000 on 01/02/14, collateralized by $19,205,000 U.S. Treasury Note at 3.625% due 05/31/18 with a value of $18,796,894.	18,428,000	18,428,000

Total Short-Term Investments (Cost $40,278,278)		40,278,278

Total Investments—109.9% (Cost $1,264,872,150) (l)		1,495,531,004
Other assets and liabilities (net)—(9.9)%		(134,577,222)

Net Assets—100.0%		$1,360,953,782

*	Principal amount stated in U.S. dollars unless otherwise noted.
(a)	All or a portion of the security was held on loan. As of December 31, 2013, the market value of securities loaned was $21,608,253 and the collateral received consisted of cash in the amount of $21,850,278. The cash collateral is invested in a money market fund managed by an affiliate of the custodian.
(b)	Non-income producing security.
(c)	TBA (To Be Announced) Securities are purchased on a forward commitment basis with an approximate principal amount and no defined maturity date. The actual principal and maturity date will be determined upon settlement date.
(d)	Variable or floating rate security. The stated rate represents the rate at December 31, 2013. Maturity date shown for callable securities reflects the earliest possible call date.
(e)	Interest only security.
(f)	All or a portion of the security was pledged as collateral against open futures contracts. As of December 31, 2013, the market value of securities pledged was $721,133.
(g)	All or a portion of the security was pledged as collateral against open reverse repurchase agreements. As of December 31, 2013, the value of securities pledged amounted to $62,207,365.
(h)	Non-income producing; Security is in default and/or issuer is in bankruptcy.
(i)	Restricted securities are not registered under the Securities Act of 1933 and are subject to legal restrictions on resale. These securities generally may be resold in transactions exempt from registration or to the public if the securities are subsequently registered. Disposal of these securities may involve time-consuming negotiations and prompt sale at an acceptable price may be difficult. As of December 31, 2013, the market value of restricted securities was $963,252, which is 0.1% of net assets. See details shown in the Restricted Securities table that follows.
(k)	Represents investment of cash collateral received from securities lending transactions.

See accompanying notes to financial statements.

MSF-17

Metropolitan Series Fund

WMC Balanced Portfolio (formerly, BlackRock Diversified Portfolio)

Schedule of Investments as of December 31, 2013

(l)	As of December 31, 2013, the aggregate cost of investments for federal income tax purposes was $1,269,710,675. The aggregate unrealized appreciation and depreciation of investments were $244,969,117 and $(19,148,788), respectively, resulting in net unrealized appreciation of $225,820,329 for federal income tax purposes.
(144A)—	Securities exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. As of December 31, 2013, the market value of 144A securities was $104,587,523, which is 7.7% of net assets.
(ACES)—	Alternative Credit Enhancement Securities.
(ARM)—	Adjustable-Rate Mortgage
(AUD)—	Australian Dollar
(CDO)—	Collateralized Debt Obligation
(CLO)—	Collateralized Loan Obligation
(CMO)—	Collateralized Mortgage Obligation
(EUR)—	Euro
(JPY)—	Japanese Yen
(REMIC)—	Real Estate Mortgage Investment Conduit
(TRY)—	Turkish Lira

Restricted Securities	Acquisition Date	Principal Amount	Cost	Value
Knollwood CDO, Ltd.	02/10/04	$538,940	$538,940	$5
LBI HF	08/22/06	320,000	320,000	28,800
Motel 6 Trust Mezzanine Term Loan	07/11/12	896,352	896,352	934,447

Forward Foreign Currency Exchange Contracts

Contracts to Buy		Counterparty	Settlement Date	In Exchange for		Unrealized Appreciation/ (Depreciation)
AUD	1,819,000	Westpac Banking Corp.	03/19/14	USD	1,609,844	$6,347
EUR	1,712,000	BNP Paribas S.A.	01/22/14	USD	2,354,393	783
INR	68,172,200	BNP Paribas S.A.	03/19/14	USD	1,075,000	7,593
INR	276,572,560	UBS AG	03/19/14	USD	4,400,000	(7,952)
MXN	11,927,800	Deutsche Bank AG	03/19/14	USD	920,000	(11,944)
MXN	36,489,638	Royal Bank of Canada (RBC)	03/19/14	USD	2,785,000	(7,066)

Contracts to Deliver
AUD	1,819,000	Bank of America N.A.	03/19/14	USD	1,613,260	(2,930)
EUR	3,334,000	Barclays Bank plc	01/22/14	USD	4,502,147	(84,394)
JPY	97,108,380	Barclays Bank plc	03/19/14	USD	948,000	25,549
TRY	1,219,890	BNP Paribas S.A.	01/06/14	USD	564,000	(3,195)
TRY	939,818	Deutsche Bank AG	01/06/14	USD	435,000	(1,973)
TRY	449,587	Deutsche Bank AG	01/06/14	USD	215,000	5,962
TRY	753,480	Morgan Stanley Capital Services	01/06/14	USD	360,000	9,665

Cross Currency Contracts to Buy
PLN	3,319,834	Citibank N.A.	03/19/14	EUR	790,000	7,011

Net Unrealized Depreciation						$(56,544)

Forward Sale Commitments

Security Description	Interest Rate	Maturity	Face Amount	Proceeds	Value
Fannie Mae 15 Yr. Pool	2.500%	TBA	(1,100,000)	$(1,090,547)	$(1,088,656)
Fannie Mae 15 Yr. Pool	4.000%	TBA	(3,100,000)	(3,291,449)	(3,284,789)
Fannie Mae 30 Yr. Pool	3.000%	TBA	(100,000)	(94,875)	(94,930)
Fannie Mae 30 Yr. Pool	6.000%	TBA	(200,000)	(221,312)	(221,641)
Fannie Mae 30 Yr. Pool	4.500%	TBA	(700,000)	(737,188)	(739,402)
Fannie Mae 30 Yr. Pool	5.000%	TBA	(4,100,000)	(4,423,516)	(4,439,851)
Fannie Mae 30 Yr. Pool	3.500%	TBA	(6,205,000)	(6,166,219)	(6,145,374)
Freddie Mac 30 Yr. Gold Pool	3.000%	TBA	(1,900,000)	(1,809,453)	(1,799,656)
GNMA I 30 Yr. Pool	4.000%	TBA	(2,300,000)	(2,404,578)	(2,389,934)
GNMA I 30 Yr. Pool	3.500%	TBA	(2,400,000)	(2,432,063)	(2,418,844)
GNMA II 30 Yr. Pool	5.000%	TBA	(100,000)	(108,687)	(108,356)
GNMA II 30 Yr. Pool	4.000%	TBA	(4,100,000)	(4,270,406)	(4,262,879)
GNMA II 30 Yr. Pool	4.500%	TBA	(5,100,000)	(5,489,672)	(5,452,617)

Total				$(32,539,965)	$(32,446,929)

See accompanying notes to financial statements.

MSF-18

Metropolitan Series Fund

WMC Balanced Portfolio (formerly, BlackRock Diversified Portfolio)

Schedule of Investments as of December 31, 2013

Futures Contracts

Futures Contracts—Long	Expiration Date	Number of Contracts	Notional Amount		Unrealized Appreciation/ (Depreciation)
U.S. Treasury Long Bond Futures	03/20/14	79	USD	10,318,356	$(181,669)
U.S. Treasury Note 2 Year Futures	03/31/14	73	USD	16,062,253	(15,941)

Futures Contracts—Short
90 Day Euro Dollar Futures	12/14/15	(30)	USD	(7,428,707)	13,082
Euro Bund Futures	03/06/14	(3)	EUR	(423,557)	8,319
U.S. Treasury Note 10 Year Futures	03/20/14	(241)	USD	(30,145,369)	491,072
U.S. Treasury Note 5 Year Futures	03/31/14	(232)	USD	(27,841,994)	161,494
U.S. Treasury Ultra Long Bond Futures	03/20/14	(10)	USD	(1,374,528)	12,028

Net Unrealized Appreciation					$488,385

Written Options

Foreign Currency Written Options	Strike Price	Counterparty	Expiration Date	Notional Amount		Premiums Received	Market Value	Unrealized Appreciation
Call - USD vs TRY	TRY 2.10	Morgan Stanley Capital Services	01/03/14	USD	(1,130,000)	$(4,831)	$(28,792)	$(23,961)
Call - USD vs TRY	TRY 2.15	Morgan Stanley Capital Services	01/21/14	USD	(1,130,000)	(4,152)	(19,654)	(15,502)
Put - AUD vs USD	USD 0.85	Deutsche Bank AG	02/07/14	AUD	(5,010,000)	(17,919)	(7,810)	10,109
Put - AUD vs USD	USD 0.85	Citibank N.A.	02/07/14	AUD	(5,010,000)	(19,053)	(7,811)	11,242
Put - AUD vs USD	USD 0.85	Deutsche Bank AG	02/07/14	AUD	(5,020,000)	(15,873)	(7,826)	8,047

Total						$(61,828)	$(71,893)	$(10,065)

Interest Rate Swaptions	Exercise Rate	Counterparty	Floating Rate Index	Pay/ Receive Floating Rate	Expiration Date	Notional Amount		Premiums Received	Market Value	Unrealized Appreciation/ (Depreciation)
Put - OTC - 10 Year Interest Rate Swap	1.400%	Barclays Bank plc	6-Month JPY-LIBOR	Pay	06/06/14	JPY	(230,000,000)	$(5,644)	$(5,485)	$159
Put - OTC - 10 Year Interest Rate Swap	1.400%	Barclays Bank plc	6-Month JPY-LIBOR	Pay	06/05/14	JPY	(461,000,000)	(9,970)	(10,855)	(885)
Put - OTC - 10 Year Interest Rate Swap	1.400%	Bank of America N.A.	6-Month JPY-LIBOR	Pay	06/09/14	JPY	(479,000,000)	(14,595)	(11,567)	3,028

Totals								$(30,209)	$(27,907)	$2,302

Options on Exchange-Traded Futures Contracts	Exercise Price	Expiration Date	Number of Contracts	Premiums Received	Market Value	Unrealized Appreciation
Put - Eurodollar Midcurve 2 Year Futures	$98.25	03/14/14	(217)	$(15,852)	$(35,263)	$(19,411)

Reverse Repurchase Agreements

Counterparty	Interest Rate	Settlement Date	Maturity Date	Principal Amount		Net Closing Amount
Bank of America N.A.	0.04%	12/12/13	Open	USD	5,353,475	$5,353,475
BNP Paribas S.A.	0.38%	12/31/13	01/02/14	USD	6,087,381	6,087,381
Bank of America N.A.	0.07%	12/31/13	01/02/14	USD	8,820,000	8,820,000
Credit Suisse International	0.15%	12/31/13	01/02/14	USD	9,677,625	9,677,625
BNP Paribas S.A.	0.05%	12/5/13	Open	USD	14,606,250	14,606,250
Deutsche Bank AG	0.46%	12/31/13	01/02/14	USD	17,897,631	17,897,632

Total						$62,442,363

Securities pledged as collateral against open reverse repurchase agreements are noted in the Schedule of Investments.

See accompanying notes to financial statements.

MSF-19

Metropolitan Series Fund

WMC Balanced Portfolio (formerly, BlackRock Diversified Portfolio)

Schedule of Investments as of December 31, 2013

Swap Agreements

OTC Interest Rate Swap Agreements

Pay/Receive Floating Rate	Floating Rate Index	Fixed Rate	Maturity Date	Counterparty	Notional Amount		Market Value	Upfront Premium Paid/(Received)	Unrealized Appreciation/ (Depreciation)
Receive	3M LIBOR	1.758%	06/25/22	JPMorgan Chase Bank N.A.	USD	2,300,000	$188,300	$—	$188,300
Pay	6M EURIBOR	2.800%	11/10/41	Bank of America N.A.	EUR	1,200,000	20,959	—	20,959
Receive	6M EURIBOR	2.783%	11/10/41	Deutsche Bank AG	EUR	1,200,000	(15,186)	—	(15,186)
Pay	BRL CDI	11.430%	01/04/16	Barclays Bank plc	BRL	5,553,468	(3,908)	—	(3,908)
Pay	BRL CDI	11.410%	01/04/16	Credit Suisse International	BRL	1,621,532	(1,344)	—	(1,344)
Pay	MXN TIIE	6.360%	10/18/23	Deutsche Bank AG	MXN	5,905,000	(14,441)	—	(14,441)
Pay	MXN TIIE	6.830%	11/03/23	JPMorgan Chase Bank N.A.	MXN	11,415,000	2,289	—	2,289

Totals							$176,669	$—	$176,669

Centrally Cleared Interest Rate Swap Agreements

Pay/Receive Floating Rate	Floating Rate Index	Fixed Rate	Maturity Date	Notional Amount		Unrealized Appreciation/ (Depreciation)
Receive	3-Month USD-LIBOR	0.648%	11/26/16	USD	1,580,000	$8,226
Receive	3-Month USD-LIBOR	2.820%	11/18/23	USD	755,000	15,821
Receive	6-Month JPY-LIBOR	0.815%	11/25/23	JPY	224,290,000	2,916
Receive	6-Month JPY-LIBOR	0.789%	11/28/23	JPY	244,675,000	28,054

Total						$55,017

Centrally Cleared Credit Default Swap Agreements on Credit Indices—Buy Protection (a)

Reference Obligation	Fixed Deal (Pay) Rate	Maturity Date	Implied Credit Spread at December 31, 2013(b)	Notional Amount(c)		Unrealized Depreciation
Markit CDX North America High Yield Index, Series 21, Version 1	(5.000%)	12/20/18	3.063%	USD	4,660,000	$(87,115)

OTC Credit Default Swaps on Corporate Issues—Sell Protection (d)

Reference Obligation	Fixed Deal Receive Rate	Maturity Date	Counterparty	Implied Credit Spread at December 31, 2013(b)	Notional Amount(c)		Market Value	Upfront Premium (Received)	Unrealized Appreciation
Goldman Sachs Group, Inc. (The) 5.950%, due 01/18/2018	1.000%	12/20/18	Deutsche Bank AG	0.884%	USD	1,610,000	$8,912	$(14,036)	$22,948

OTC Credit Default Swaps on Credit Indices—Buy Protection (a)

Reference Obligation	Fixed Deal (Pay) Rate	Maturity Date	Counterparty	Implied Credit Spread at December 31, 2013(b)	Notional Amount(c)		Market Value	Upfront Premium Paid	Unrealized Depreciation
Markit CMBX North America AAA-Rated Index, AM Tranche, Version 2	(0.500%)	05/11/63	Credit Suisse International	N/A	USD	148,000	$3,748	$5,080	$(1,332)
Markit CMBX North America AAA-Rated Index, AM Tranche, Version 6	(0.500%)	05/11/63	Morgan Stanley Capital Services	N/A	USD	470,000	11,904	17,555	(5,651)

Totals							$15,652	$22,635	$(6,983)

See accompanying notes to financial statements.

MSF-20

Metropolitan Series Fund

WMC Balanced Portfolio (formerly, BlackRock Diversified Portfolio)

Schedule of Investments as of December 31, 2013

OTC Credit Default Swaps on Credit Indices—Sell Protection (d)

Reference Obligation	Fixed Deal Receive Rate	Maturity Date	Counterparty	Implied Credit Spread at December 31, 2013(b)	Notional Amount(c)		Market Value	Upfront Premium Paid/(Received)	Unrealized Appreciation/ (Depreciation)
Markit CDX Emerging Markets Index, Series 20, Version 1	5.000%	12/20/18	Bank of America N.A.	2.734%	USD	330,000	$33,492	$33,825	$(333)
Markit CDX Emerging Markets Index, Series 20, Version 1	5.000%	12/20/18	Barclays Bank plc	2.734%	USD	632,000	64,143	63,516	627
Markit CDX Emerging Markets Index, Series 20, Version 1	5.000%	12/20/18	Barclays Bank plc	2.734%	USD	579,000	58,764	58,190	574
Markit CDX Emerging Markets Index, Series 20, Version 1	5.000%	12/20/18	Barclays Bank plc	2.734%	USD	329,000	33,391	34,216	(825)
Markit CMBX North America AAA-Rated Index, AM Tranche, Version 2	0.500%	03/15/49	Deutsche Bank AG	N/A	USD	645,000	(15,923)	(94,743)	78,820
Markit CMBX North America AAA-Rated Index, AM Tranche, Version 4	0.500%	02/17/51	Deutsche Bank AG	N/A	USD	285,000	(19,537)	(43,289)	23,752

Totals							$154,330	$51,715	$102,615

Securities in the amount of $10,105 has been received at the custodian bank as collateral for swap contracts.

(a)	If the Portfolio is a buyer of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Portfolio will either (i) receive from the seller of protection an amount equal to the notional amount of the swap and deliver the referenced obligation or underlying securities comprising the referenced index or (ii) receive a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.
(b)	Implied credit spreads, represented in absolute terms, utilized in determining the market value of credit default swap agreements on corporate issues or indices as of period end serve as an indicator of the current status of the payment/performance risk and represent the likelihood or risk of default for the credit derivative. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to be made to enter into the agreement. Wider credit spreads represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement. A credit spread identified as “Defaulted” indicates a credit event has occurred for the referenced entity or obligation.
(c)	The maximum potential amount of future undiscounted payments that the Portfolio could be required to make under a credit default swap contract would be the notional amount of the contract. These potential amounts would be partially offset by any recovery values of the referenced debt obligation or net amounts received from the settlement purchased protection credit default swap contracts entered into by the Portfolio for the same referenced debt obligation.
(d)	If the Portfolio is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Portfolio will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.
(AUD)—	Australian Dollar
(BRL)—	Brazilian Real
(CDI)—	Brazil Interbank Deposit Rate
(EUR)—	Euro
(EURIBOR)—	Euro InterBank Offered Rate
(INR)—	Indian Rupee
(JPY)—	Japanese Yen
(LIBOR)—	London InterBank Offered Rate
(MXN)—	Mexican Peso
(PLN)—	Polish Zloty
(TIIE)—	Interbank Equilibrium Interest Rate
(TRY)—	Turkish Lira

See accompanying notes to financial statements.

MSF-21

Metropolitan Series Fund

WMC Balanced Portfolio (formerly, BlackRock Diversified Portfolio)

Schedule of Investments as of December 31, 2013

Fair Value Hierarchy

Accounting principles generally accepted in the United States of America (“GAAP”) define fair market value as the price that the Portfolio would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. It establishes a fair value hierarchy that prioritizes inputs to valuation methods and requires disclosure of the fair value hierarchy that segregates fair value measurements into three levels. Levels 1, 2 and 3 of the fair value hierarchy are defined as follows:

Level 1 - unadjusted quoted prices in active markets for identical investments

Level 2 - other significant observable inputs (including, but not limited to, unadjusted quoted prices for similar investments in markets that are either active or inactive; inputs other than quoted prices that are observable such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks, default rates, etc.)

Level 3 - significant unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are unavailable (including the Portfolio’s own assumptions in determining the fair value of investments)

The inputs or methodologies used for valuing investments are not necessarily an indication of the risk associated with investing in them. Changes to the inputs or methodologies used may result in transfers between levels, which will be recognized as of the beginning of the reporting period. Information on transfers between Level 1 and Level 2, if any, will be disclosed following the fair value hierarchy table below. A reconciliation of Level 3 securities, if any, will also be disclosed following the fair value hierarchy table. For more information about the Portfolio’s policy regarding the valuation of investments, please refer to the Notes to Financial Statements.

The following table summarizes the fair value hierarchy of the Portfolio’s investments as of December 31, 2013:

Description	Level 1	Level 2	Level 3	Total
Total Common Stocks*	$911,951,643	$—	$—	$911,951,643
Total U.S. Treasury & Government Agencies*	—	262,402,216	—	262,402,216
Total Corporate Bonds & Notes*	—	113,262,301	—	113,262,301
Total Asset-Backed Securities*	—	91,927,489	—	91,927,489
Total Mortgage-Backed Securities*	—	65,215,003	—	65,215,003
Total Foreign Government*	—	5,391,226	—	5,391,226
Total Floating Rate Loans*	—	1,934,447	—	1,934,447
Total Preferred Stocks*	1,474,348	—	—	1,474,348
Total Municipals	—	1,230,112	—	1,230,112
Purchased Options
Call Options	—	36,942	—	36,942
Put Options	146,475	280,524	—	426,999
Total Purchased Options	146,475	317,466	—	463,941
Short-Term Investments
Mutual Fund	21,850,278	—	—	21,850,278
Repurchase Agreement	—	18,428,000	—	18,428,000
Total Short-Term Investments	21,850,278	18,428,000	—	40,278,278
Total Investments	$935,422,744	$560,108,260	$—	$1,495,531,004

Collateral for securities loaned (Liability)	$—	$(21,850,278)	$—	$(21,850,278)
Forward Sales Commitments	$—	$(32,446,929)	$—	$(32,446,929)
Forward Contracts
Forward Foreign Currency Exchange Contracts (Unrealized Appreciation)	$—	$62,910	$—	$62,910
Forward Foreign Currency Exchange Contracts (Unrealized Depreciation)	—	(119,454)	—	(119,454)
Total Forward Contracts	$—	$(56,544)	$—	$(56,544)
Futures Contracts
Futures Contracts (Unrealized Appreciation)	$685,995	$—	$—	$685,995
Futures Contracts (Unrealized Depreciation)	(197,610)	—	—	(197,610)
Total Futures Contracts	$488,385	$—	$—	$488,385

See accompanying notes to financial statements.

MSF-22

Metropolitan Series Fund

WMC Balanced Portfolio (formerly, BlackRock Diversified Portfolio)

Schedule of Investments as of December 31, 2013

Fair Value Hierarchy—(Continued)

Description	Level 1	Level 2	Level 3	Total
Written Options
Foreign Currency Written Options at Value	$—	$(71,893)	$—	$(71,893)
Interest Rate Swaptions at Value	—	(27,907)	—	(27,907)
Options on Exchange-Traded Futures
Contracts at Value	(35,263)	—	—	(35,263)
Total Written Options	$(35,263)	$(99,800)	$—	$(135,063)
Centrally Cleared Swap Contracts
Centrally Cleared Swap Contracts (Unrealized Appreciation)	$—	$55,017	$—	$55,017
Centrally Cleared Swap Contracts (Unrealized Depreciation)	—	(87,115)	—	(87,115)
Total Centrally Cleared Swap Contracts	$—	$(32,098)	$—	$(32,098)
OTC Swap Contracts
OTC Swap Contracts at Value (Assets)	$—	$425,902	$—	$425,902
OTC Swap Contracts at Value (Liabilities)	—	(70,339)	—	(70,339)
Total OTC Swap Contracts	$—	$355,563	$—	$355,563
Total Reverse Repurchase Agreements (Liability)	$—	$(62,442,363)	$—	$(62,442,363)

*	See Schedule of Investments for additional detailed categorizations.

Following is a reconciliation of Level 3 assets for which significant unobservable inputs were used to determine fair value:

Investments in Securities	Balance as of December 31, 2012	Realized Gain/ (Loss)	Change in Unrealized Appreciation/ (Depreciation)	Purchases	Sales	Transfers in to Level 3	Transfers out of Level 3	Balance as of December 31, 2013	Change in Unrealized Appreciation/ (Depreciation) from investments still held at December 31, 2013
Asset-Backed Securities
Asset Backed - Other	$2,409,500	$—	$—	$—	$—	$—	$(2,409,500)	$—	$—

Asset-backed securities were transferred out of level 3 due to the initiation of a vendor or broker providing quotations based on market activity which has been determined to be a significant observable input.

See accompanying notes to financial statements.

MSF-23

Metropolitan Series Fund

WMC Balanced Portfolio (formerly, BlackRock Diversified Portfolio)

Statement of Assets and Liabilities

December 31, 2013

Assets
Investments at value (a) (b)	$1,495,531,004
Cash denominated in foreign currencies (c)	98,872
Cash collateral for swap contracts	490,000
OTC swap contracts at market value (d)	425,902
Unrealized appreciation on forward foreign currency exchange contracts	62,910
Receivable for:
Investments sold	7,873,486
TBA securities sold (e)	80,462,526
Fund shares sold	65,005
Principal paydowns	16,318
Dividends and interest	3,632,060
Variation margin on futures contracts	44,670
Interest on swap contracts	14,357
Prepaid expenses	4,820

Total Assets	1,588,721,930
Liabilities
Due to custodian	195,343
Written options at value (f)	135,063
Forward sales commitments, at value	32,446,929
Reverse repurchase agreements	62,442,363
OTC swap contracts at market value (g)	70,339
Cash collateral for swap contracts	165,000
Unrealized depreciation on forward foreign currency exchange contracts	119,454
Collateral for securities loaned	21,850,278
Payables for:
Investments purchased	4,932,464
TBA securities purchased	104,150,105
Fund shares redeemed	377,555
Variation margin on swap contracts	32,754
Interest on forward sales commitments	55,752
Accrued expenses:
Management fees	519,266
Distribution and service fees	20,356
Deferred trustees’ fees	50,220
Other expenses	204,907

Total Liabilities	227,768,148

Net Assets	$1,360,953,782

Net assets consist of:
Paid in surplus	$1,124,573,540
Undistributed net investment income	26,722,022
Accumulated net realized loss	(21,763,166)
Unrealized appreciation on investments, written options, futures contracts, swap contracts and foreign currency transactions	231,421,386

Net Assets	$1,360,953,782

Net Assets
Class A	$1,249,087,020
Class B	74,984,045
Class E	36,882,717
Capital Shares Outstanding*
Class A	60,663,745
Class B	3,661,189
Class E	1,795,263
Net Asset Value, Offering Price and Redemption Price Per Share
Class A	$20.59
Class B	20.48
Class E	20.54

*	The Portfolio is authorized to issue an unlimited number of shares.
(a)	Identified cost of investments was $1,264,872,150.
(b)	Includes securities loaned at value of $21,608,253.
(c)	Identified cost of cash denominated in foreign currencies was $98,528.
(d)	Net premium received on swap contracts was $226,418.
(e)	Includes $32,539,965 related to TBA sale commitments.
(f)	Premiums received on written options were $107,889.
(g)	Net premium received on swap contracts was $138,032.

Statement of Operations

Year Ended December 31, 2013

Investment Income
Dividends (a)	$13,739,709
Interest	17,317,154
Securities lending income	130,077

Total investment income	31,186,940
Expenses
Management fees	5,933,205
Administration fees	18,188
Custodian and accounting fees	289,210
Distribution and service fees—Class B	179,530
Distribution and service fees—Class E	53,851
Audit and tax services	80,110
Legal	30,260
Trustees’ fees and expenses	35,359
Shareholder reporting	232,364
Insurance	6,647
Miscellaneous	13,908

Total expenses	6,872,632

Net Investment Income	24,314,308

Net Realized and Unrealized Gain
Net realized gain on:
Investments	71,606,551
Net increase from payments by affiliates (b)	299,000
Futures contracts	5,985,606
Written options	3,529,732
Swap contracts	5,276,928
Foreign currency transactions	451,705

Net realized gain	87,149,522

Net change in unrealized appreciation (depreciation) on:
Investments	131,574,352
Futures contracts	(269,885)
Written options	436,267
Swap contracts	(358,158)
Foreign currency transactions	(64,024)

Net change in unrealized appreciation	131,318,552

Net realized and unrealized gain	218,468,074

Net Increase in Net Assets From Operations	$242,782,382

(a)	Net of foreign withholding taxes of $49,693.
(b)	See Note 6 of the Notes to Financial Statements.

See accompanying notes to financial statements.

MSF-24

Metropolitan Series Fund

WMC Balanced Portfolio (formerly, BlackRock Diversified Portfolio)

Statements of Changes in Net Assets

	Year Ended December 31, 2013	Year Ended December 31, 2012
Increase (Decrease) in Net Assets:
From Operations
Net investment income	$24,314,308	$27,869,693
Net realized gain	87,149,522	66,402,098
Net change in unrealized appreciation	131,318,552	51,897,109

Increase in net assets from operations	242,782,382	146,168,900

From Distributions to Shareholders
Net investment income
Class A	(29,469,679)	(26,542,556)
Class B	(1,608,768)	(1,452,240)
Class E	(844,948)	(780,158)

Total distributions	(31,923,395)	(28,774,954)

Decrease in net assets from capital share transactions	(90,973,572)	(106,073,967)

Total increase in net assets	119,885,415	11,319,979

Net Assets
Beginning of period	1,241,068,367	1,229,748,388

End of period	$1,360,953,782	$1,241,068,367

Undistributed net investment income
End of period	$26,722,022	$31,125,871

Other Information:

Capital Shares

Transactions in capital shares were as follows:

	Year Ended December 31, 2013		Year Ended December 31, 2012
	Shares	Value	Shares	Value
Class A
Sales	1,816,467	$34,142,526	875,127	$14,858,006
Reinvestments	1,648,192	29,469,679	1,580,855	26,542,556
Redemptions	(7,721,804)	(145,181,520)	(8,144,906)	(138,244,740)

Net decrease	(4,257,145)	$(81,569,315)	(5,688,924)	$(96,844,178)

Class B
Sales	236,375	$4,430,064	393,605	$6,645,534
Reinvestments	90,329	1,608,768	86,805	1,452,240
Redemptions	(609,866)	(11,469,641)	(805,787)	(13,617,740)

Net decrease	(283,162)	$(5,430,809)	(325,377)	$(5,519,966)

Class E
Sales	56,048	$1,067,699	46,068	$784,938
Reinvestments	47,309	844,948	46,521	780,158
Redemptions	(312,756)	(5,886,095)	(311,046)	(5,274,919)

Net decrease	(209,399)	$(3,973,448)	(218,457)	$(3,709,823)

Decrease derived from capital shares transactions		$(90,973,572)		$(106,073,967)

See accompanying notes to financial statements.

MSF-25

Metropolitan Series Fund

WMC Balanced Portfolio (formerly, BlackRock Diversified Portfolio)

Financial Highlights

Selected per share data
	Class A
	Year Ended December 31,
	2013	2012	2011	2010	2009
Net Asset Value, Beginning of Period	$17.52	$15.95	$15.72	$14.61	$13.18

Income (Loss) from Investment Operations
Net investment income (a)	0.36	0.38	0.36	0.33	0.35
Net realized and unrealized gain on investments	3.18	1.58	0.26	1.06	1.78

Total from investment operations	3.54	1.96	0.62	1.39	2.13

Less Distributions
Distributions from net investment income	(0.47)	(0.39)	(0.39)	(0.28)	(0.70)

Total distributions	(0.47)	(0.39)	(0.39)	(0.28)	(0.70)

Net Asset Value, End of Period	$20.59	$17.52	$15.95	$15.72	$14.61

Total Return (%) (b) (c)	20.59	12.38	3.80	9.65	17.30

Ratios/Supplemental Data
Ratio of expenses to average net assets (%)	0.51	0.52	0.51	0.50	0.52
Ratio of net investment income to average net assets (%)	1.89	2.23	2.23	2.21	2.67
Portfolio turnover rate (%)	340 (d)	494 (d)	942	1,014	611
Net assets, end of period (in millions)	$1,249.1	$1,137.3	$1,126.6	$1,216.2	$1,256.9

	Class B
	Year Ended December 31,
	2013	2012	2011	2010	2009
Net Asset Value, Beginning of Period	$17.43	$15.88	$15.65	$14.55	$13.11

Income (Loss) from Investment Operations
Net investment income (a)	0.31	0.33	0.32	0.29	0.32
Net realized and unrealized gain on investments	3.16	1.57	0.26	1.06	1.77

Total from investment operations	3.47	1.90	0.58	1.35	2.09

Less Distributions
Distributions from net investment income	(0.42)	(0.35)	(0.35)	(0.25)	(0.65)

Total distributions	(0.42)	(0.35)	(0.35)	(0.25)	(0.65)

Net Asset Value, End of Period	$20.48	$17.43	$15.88	$15.65	$14.55

Total Return (%) (b) (c)	20.28	12.11	3.59	9.31	17.00

Ratios/Supplemental Data
Ratio of expenses to average net assets (%)	0.76	0.77	0.76	0.75	0.77
Ratio of net investment income to average net assets (%)	1.64	1.98	1.98	1.97	2.42
Portfolio turnover rate (%)	340 (d)	494 (d)	942	1,014	611
Net assets, end of period (in millions)	$75.0	$68.7	$67.8	$72.4	$70.4

Please see following page for Financial Highlights footnote legend.

See accompanying notes to financial statements.

MSF-26

Metropolitan Series Fund

WMC Balanced Portfolio (formerly, BlackRock Diversified Portfolio)

Financial Highlights

Selected per share data
	Class E
	Year Ended December 31,
	2013	2012	2011	2010	2009
Net Asset Value, Beginning of Period	$17.48	$15.92	$15.70	$14.59	$13.15

Income (Loss) from Investment Operations
Net investment income (a)	0.33	0.35	0.33	0.31	0.34
Net realized and unrealized gain on investments	3.17	1.57	0.26	1.06	1.77

Total from investment operations	3.50	1.92	0.59	1.37	2.11

Less Distributions
Distributions from net investment income	(0.44)	(0.36)	(0.37)	(0.26)	(0.67)

Total distributions	(0.44)	(0.36)	(0.37)	(0.26)	(0.67)

Net Asset Value, End of Period	$20.54	$17.48	$15.92	$15.70	$14.59

Total Return (%) (b) (c)	20.39	12.18	3.67	9.45	17.14

Ratios/Supplemental Data
Ratio of expenses to average net assets (%)	0.66	0.67	0.66	0.65	0.67
Ratio of net investment income to average net assets (%)	1.74	2.08	2.07	2.06	2.54
Portfolio turnover rate (%)	340 (d)	494 (d)	942	1,014	611
Net assets, end of period (in millions)	$36.9	$35.0	$35.4	$40.9	$44.4

(a)	Per share amounts based on average shares outstanding during the period.
(b)	Total return does not reflect any insurance, sales, separate account or administrative charges of variable annuity or life insurance contracts or any additional expenses that contract owners may bear under their variable contracts. If these charges were included, the returns would be lower.
(c)	In 2013, 0.04%, 0.04% and 0.04% of the Portfolio’s total return for Class A, Class B and Class E, respectively, consists of a voluntary reimbursement by the subadvisor (see Note 6 of the Notes to Financial Statements). Excluding this item, total return would have been 20.55%, 20.24% and 20.35% for Class A, Class B and Class E, respectively.
(d)	Includes mortgage dollar roll and TBA transactions; excluding these transactions the portfolio turnover rate would have been 139% and 243% for 2013 and 2012, respectively.

See accompanying notes to financial statements.

MSF-27

Metropolitan Series Fund

WMC Balanced Portfolio (formerly, BlackRock Diversified Portfolio)

Notes to Financial Statements—December 31, 2013

1. Organization

Metropolitan Series Fund (the “Trust”) is organized as a Delaware statutory trust and registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. The Trust is currently comprised of thirty series, each of which operates as a distinct investment vehicle of the Trust. The portfolio included in this report is WMC Balanced Portfolio, formerly known as BlackRock Diversified Portfolio (the “Portfolio”), which is diversified. Shares in the Portfolio are not offered directly to the general public and are currently available only to separate accounts established by Metropolitan Life Insurance Company (“MetLife”) and other affiliated life insurance companies.

The Portfolio has registered and offers three classes of shares: Class A, B, and E shares. Shares of each Class of the Portfolio represent an equal pro rata interest in the Portfolio and generally give the shareholder the same voting, dividend, liquidation, and other rights. Investment income, realized and unrealized capital gains and losses, the common expenses of the Portfolio, and certain Portfolio-level expense reductions, if any, are allocated on a pro rata basis to each Class based on the relative net assets of each Class to the net assets of the Portfolio. Each Class of shares differs in its respective distribution plan and such distribution expenses are allocated to that Class.

2. Significant Accounting Policies

The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America (“GAAP”) requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities as of the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates. In the preparation of these financial statements, management has evaluated events and transactions subsequent to December 31, 2013 through the date the financial statements were issued.

The following is a summary of significant accounting policies consistently followed by the Portfolio in the preparation of its financial statements.

Investment Valuation and Fair Value Measurements - Debt securities (other than short term obligations with a remaining maturity of sixty days or less), including corporate, convertible and municipal bonds and notes; obligations of the U.S. treasury and U.S. government agencies; sovereign issues; floating rate loans; and non-U.S. bonds, are generally valued on the basis of evaluated or composite bid quotations obtained from independent pricing services and/or brokers and dealers selected by MetLife Advisers, LLC (“MetLife Advisers” or the “Adviser”), an affiliate of MetLife, Inc., pursuant to authorization of the Board of Trustees of the Trust (the “Board” or “Trustees”). Such quotations utilize matrix pricing, which considers observable inputs including, among other things, issuer details, maturity dates, interest rates, yield curves, rates of prepayment, credit risks/spreads, default rates, reported trades, broker dealer quotes and quoted prices for similar securities. Securities that use similar valuation techniques and inputs as described above are generally categorized as Level 2 within the fair value hierarchy.

Mortgage and asset-backed securities are usually issued as separate tranches, or classes, of securities within each deal. These securities are also generally valued on the basis of evaluated or composite bid quotations obtained from independent pricing services and/or brokers and dealers selected by the Adviser pursuant to authorization of the Board. The pricing models for these securities usually consider tranche-level attributes, estimated cash flows and market-based yield spreads for each tranche and current market data, and incorporate deal collateral performance, as available. Mortgage and asset-backed securities that use similar valuation techniques and inputs as described above are generally categorized as Level 2 within the fair value hierarchy.

Short term obligations with a remaining maturity of sixty days or less are generally valued at amortized cost, which approximates fair market value, and are generally categorized as Level 2 within the fair value hierarchy.

Domestic and foreign equity securities, such as common stock, exchange-traded funds, rights, warrants, and preferred stock, that are traded on a securities exchange, are generally valued at their last sale price on the exchange or market in which they are principally traded on the valuation date, or, if no sales occurred on that day, at the last reported bid price. Equity securities traded over-the-counter are generally valued at the last reported sale price. Valuation adjustments may be applied to certain foreign equity securities that are traded solely on foreign exchanges that close before the close of the U.S. market to account for the market movement between the close of the foreign exchanges and the close of the U.S. market. The Portfolio may use a systematic fair valuation model provided by an independent third party to value securities principally traded in these foreign markets in order to adjust for possible stale pricing that may occur between the close of the foreign exchanges and the time of the Portfolio valuation. Foreign equity securities using these valuation adjustments are generally categorized as Level 2 within the fair value hierarchy. Equity securities that are actively traded, and have no valuation adjustments applied, are categorized as Level 1 within the fair value hierarchy. Other equity securities traded on inactive markets, or valued in reference to similar instruments traded on active markets, are generally categorized as Level 2 within the fair value hierarchy.

MSF-28

Metropolitan Series Fund

WMC Balanced Portfolio (formerly, BlackRock Diversified Portfolio)

Notes to Financial Statements—December 31, 2013—(Continued)

Investments in registered open-end management investment companies are valued at reported net asset value per share on the valuation date and are categorized as Level 1 within the fair value hierarchy.

Forward foreign currency exchange contracts are valued through an independent pricing service based on the mean between closing bid and ask prices of the forward currency rates in the London foreign exchange markets on a daily basis as provided by a reliable bank or dealer. These contracts are generally categorized as Level 2 within the fair value hierarchy.

Options, whether on securities, indices, futures contracts, or otherwise, traded on exchanges are valued at the last sale price available as of the close of business on the valuation date or, if there is no such price available, at the mean between the last reported bid and ask prices. These types of options are categorized as Level 1 within the fair value hierarchy. Futures contracts, which are traded on commodity exchanges, are valued at their closing prices as of the close of such exchanges and are categorized as Level 1 within the fair value hierarchy.

Options and futures contracts that are traded over-the-counter are generally valued on the basis of quotations provided by broker-dealers or prices provided by pricing service providers who use a series of techniques, including simulation pricing models, to determine the value of the contracts. The pricing models use inputs that are observed from actively quoted markets such as issuer details, indices, spreads, interest rates, yield curves, credit curves, measures of volatility and exchange rates. These contracts are generally categorized as Level 2 within the fair value hierarchy.

Swap contracts (other than centrally cleared swaps) are marked-to-market daily based on quotations and prices supplied by market makers, broker-dealers and other pricing services. Such quotations and prices are derived utilizing significant observable data, including the underlying reference securities or indices. These contracts are generally categorized as Level 2 within the fair value hierarchy.

Centrally cleared swaps listed or traded on a multilateral or trade facility platform, such as a registered exchange, are valued at the daily settlement price determined by the respective exchange or an independent pricing service when the exchange price is not available. For centrally cleared credit default swaps the clearing facility requires its members to provide actionable price levels across complete term structures. These levels along with external third party prices are used to produce daily settlement prices. These securities are categorized as Level 2 of the fair value hierarchy. Centrally cleared interest rate swaps are valued using a pricing model that references the underlying rates including the overnight index swap rate and London Interbank Offered Rate (“LIBOR”) forward rate to produce the daily settlement price. These securities are categorized as Level 2 of the fair value hierarchy.

If no current market value quotation or other observable inputs are readily available or market value quotations are deemed to be unreliable for a security, the fair value of the security will be determined in accordance with procedures approved by and under the general supervision of the Board. In such a circumstance, the Board has delegated the determination of the fair value of a security to a Valuation Committee (“Committee”) of MetLife Advisers. The Committee provides general pricing oversight and fair value pricing determinations related to portfolio securities and meets on a regular basis to review reports relating to the valuation of the securities in the Portfolio. The Board has delegated to State Street Bank and Trust Company, the Trust’s custodian (“custodian”), the responsibility for calculating the net asset values (“NAVs”) of the Trust’s Portfolios. The Committee is responsible for overseeing the calculation of the NAVs of the Portfolios by the custodian. The Committee also periodically reviews pricing vendors, including the vendor providing fair value pricing for the Portfolio’s foreign securities, and is responsible for overseeing the correction of pricing errors and addressing other pricing issues that arise in the ordinary course of business, such as making real-time fair value determinations, as necessary.

No single standard for determining the fair value of a security can be set forth because fair value depends upon the facts and circumstances with respect to each security. Information relating to any relevant factors may be obtained by the Committee from any appropriate source, including the subadviser of the Portfolio, the custodian, a pricing service, market maker and/or broker for such security or the issuer. Appropriate methodologies for determining fair value under particular circumstances may include: matrix pricing, comparisons of securities with comparable characteristics, value based on multiples of earnings, discount from market price of similar marketable securities or a combination of these and other methods. The Committee maintains a detailed report tracking each fair-valued security that compares the fair value price to the next available trade, vendor or broker price, and provides information on how close the fair value price was to the next quoted price. The Committee reviews a summary of such report monthly. On a quarterly basis, the Board is provided with the following for consideration and ratification or adjustment: (1) a memorandum summarizing the actions taken by the Committee in the prior quarter; and (2) a list of the Portfolio’s securities as of the most recent quarter-end for which market quotations were not readily available.

Investment Transactions and Related Investment Income - Portfolio security transactions are recorded on the trade date. Dividend income is recorded on the ex-dividend date or, for certain foreign securities, when notified. Interest income, which includes amortization of premium and accretion of discount on debt securities, is recorded on the accrual basis. Realized gains and losses on investments are determined on the identified cost basis, which is the same basis used for federal income tax purposes. Foreign income and foreign capital gains on some foreign securities may be subject to foreign taxes, which are accrued as applicable. These foreign taxes have been provided for in accordance with the Portfolio’s understanding of the applicable countries’ tax rules and rates.

MSF-29

Metropolitan Series Fund

WMC Balanced Portfolio (formerly, BlackRock Diversified Portfolio)

Notes to Financial Statements—December 31, 2013—(Continued)

Foreign Currency Translation - The books and records of the Portfolio are maintained in U.S. dollars. The values of securities, currencies, and other assets and liabilities denominated in currencies other than the U.S. dollar are translated into U.S. dollars based upon foreign exchange rates prevailing at the end of the period. Purchases and sales of investment securities, income, and expenses are translated on the respective dates of such transactions. Because the values of investment securities are translated at the foreign exchange rates prevailing at the end of the period, that portion of the results of operations arising from changes in exchange rates and that portion of the results of operations reflecting fluctuations arising from changes in market prices of the investment securities are not separated. Such fluctuations are included in the net realized and unrealized gain or loss on investments.

Net realized foreign exchange gains or losses arise from activity in forward foreign currency exchange contracts, sales of foreign currency, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest, and foreign withholding taxes recorded by the Portfolio and the U.S. dollar equivalent of the amounts actually received or paid by the Portfolio. Net unrealized foreign exchange gains and losses arise from changes in the value of assets and liabilities, other than investment securities, resulting from changes in foreign exchange rates.

Income Taxes - It is the Portfolio’s policy to comply with the requirements of the Internal Revenue Code of 1986, as amended, and regulations thereunder, applicable to regulated investment companies and to distribute, with respect to each taxable year, all of its taxable income to shareholders. Therefore, no federal income tax provision is required. The Portfolio files U.S. federal tax returns. No income tax returns are currently under examination. The Portfolio’s federal tax returns for the prior three fiscal years remain subject to examination by the Internal Revenue Service. As of December 31, 2013, the Portfolio had no uncertain tax positions that would require financial statement recognition, or de-recognition or disclosure.

Dividends and Distributions to Shareholders - The Portfolio records dividends and distributions on the ex-dividend date. Net realized gains from security transactions (if any) are generally distributed annually to shareholders. The timing and characterization of certain income and capital gains distributions are determined in accordance with federal tax regulations that may differ from GAAP. Permanent book and tax basis differences relating to shareholder distributions will result in reclassification between under/over distributed net investment income, accumulated net realized gains/losses, and paid-in surplus. Book-tax differences are primarily due to foreign currency transactions, paydown reclasses, premium amortization adjustments, convertible preferred stocks, dollar roll transactions, and swap contract transactions. These adjustments have no impact on net assets or the results of operations.

Securities Lending - The Portfolio may lend its portfolio securities to certain qualified brokers who borrow securities in order to complete certain securities transactions. By lending its portfolio securities, the Portfolio attempts to increase its net investment income through the receipt of income on collateral held from securities on loan. Any gain or loss in the market price of the loaned securities that might occur and any interest earned or dividends declared during the term of the loan would accrue to the account of the Portfolio.

The Trust has entered into a securities lending arrangement with the custodian. Under this arrangement, the custodian is authorized to loan portfolio securities on the Portfolio’s behalf. In exchange, the Portfolio receives either cash or securities as collateral against the loaned securities. The Portfolio receives collateral at least equal to 102% of the market value of the loaned securities (105% for foreign equity securities), at each loan’s inception. Collateral representing at least 100% of the market value of the loaned securities must be maintained for the duration of the loan. A liability for cash collateral is reflected on the Statement of Assets and Liabilities, and is categorized as Level 2 within the fair value hierarchy. Cash collateral is generally invested in the State Street Navigator Securities Lending MET Portfolio (the “Navigator Portfolio”), a series of the State Street Navigator Securities Lending Trust that is managed by an affiliate of the custodian. The Navigator Portfolio is a registered money market fund that invests in a variety of high-quality, U.S. dollar-denominated instruments. If the market value of the collateral at the close of trading on a business day is less than 100% of the market value of the loaned securities at the close of trading on that day, the borrower shall be required to deliver, by the close of business on the following business day, an additional amount of collateral, so that the total amount of posted collateral is equal to at least 100% of the market value of all the loaned securities as of such preceding day. A portion of net income (income after the deduction of expenses and fees of the Navigator Portfolio) on the collateral is rebated to the borrower of the securities and the remainder is split between the custodian and the Portfolio. On loans collateralized by U.S. Treasuries, a fee is received from the borrower and is allocated between the Portfolio and the custodian. The risks associated with lending portfolio securities include, but are not limited to, possible delays in receiving additional collateral or in the recovery of the loaned securities, possible loss of rights in the collateral should the borrower fail financially, as well as risk of loss in the value of the collateral or the value of the investments made with the collateral. The lending agent has agreed to indemnify the Portfolio in the case of default of any securities borrower. Income received by the Portfolio in securities lending transactions during the year ended December 31, 2013 is reflected as Securities lending income on the Statement of Operations. Any outstanding loans by the Portfolio at December 31, 2013 are disclosed in the footnotes to the Schedule of Investments.

Repurchase Agreements - The Portfolio may enter into repurchase agreements, under the terms of a Master Repurchase Agreement, (“MRA”), with selected commercial banks and broker-dealers, under which the Portfolio acquires securities as collateral and agrees to resell the securities at an agreed upon time and at an agreed-upon price. The Portfolio, through the custodian or a subcustodian,

MSF-30

Metropolitan Series Fund

WMC Balanced Portfolio (formerly, BlackRock Diversified Portfolio)

Notes to Financial Statements—December 31, 2013—(Continued)

receives delivery of the underlying securities collateralizing any repurchase agreements. The Portfolio requires the custodian to take possession, to have legally segregated in the Federal Reserve Book Entry System, or to have segregated within the custodian’s vault, all securities held as collateral for repurchase agreements. It is the Portfolio’s policy that the market value of the collateral be at least equal to 100% of the repurchase price in the case of a repurchase agreement of one-day duration and at least equal to 102% of the repurchase price in the case of all other repurchase agreements. In the event of default or failure by a party to perform an obligation in connection with any repurchase transaction, the Master Repurchase Agreement gives the non-defaulting party the right to set-off claims and to apply property held by it in connection with any repurchase transaction against obligations owed to it.

At December 31, 2013, the Portfolio had investments in repurchase agreements with a gross value of $18,428,000, which is included as part of investments at value on the Statement of Assets and Liabilities. The value of the related collateral exceeded the value of the repurchase agreements at December 31, 2013.

Reverse Repurchase Agreements - The Portfolio may enter into reverse repurchase agreements with qualified institutions. In a reverse repurchase agreement, the Portfolio transfers securities in exchange for cash to a financial institution or counterparty, concurrently with an agreement by the Portfolio to re-acquire the same securities at an agreed upon price and date. During the reverse repurchase agreement period, the Portfolio continues to receive principal and interest payments on these securities. The Portfolio will establish a segregated account with its custodian in which it will maintain liquid assets equal in value to its obligations in respect of reverse repurchase agreements. Reverse repurchase agreements involve the risk that the market value of the securities transferred by the Portfolio may decline below the agreed-upon reacquisition price of the securities. In the event of default or failure by a party to perform an obligation in connection with any reverse repurchase transaction, the Master Repurchase Agreement entitles the non-defaulting party with a right to set-off claims and apply property held by it in respect of any reverse repurchase transaction against obligations owed to it. Cash received in exchange for securities transferred under reverse repurchase agreements plus accrued interest payments to be made by the Portfolio to counterparties are reflected as liabilities on the Statement of Assets and Liabilities. For the year ended December 31, 2013, the Portfolio had an outstanding reverse repurchase agreement balance of 278 days. The average amount of borrowings was $89,862,732 and the weighted average interest rate was (0.054%) during the 278 day period.

The following table is a summary of open reverse repurchase agreements by counterparty which are subject to offset under a MRA on a net basis as of December 31, 2013:

Counterparty	Reverse Repurchase Agreements	Collateral Pledged	Net Amount[1]
Bank of America N.A.	$14,173,475	$(14,097,982)	$75,493
BNP Paribas S.A	20,693,631	(20,581,289)	112,342
Credit Suisse International	9,677,625	(9,636,068)	41,557
Deutsche Bank AG	17,897,632	(17,892,026)	5,606

	$62,442,363	$(62,207,365)	$234,998

[1]	Net amount represents the net amount payable to the counterparty in the event of default.

Secured Borrowing Transactions - The Portfolio may enter into transactions consisting of a transfer of a security by the Portfolio to a financial institution or counterparty, with a simultaneous agreement to reacquire the same, or substantially the same security, at an agreed-upon price and future settlement date. Such transactions are treated as secured borrowings, and not as purchases and sales. The Portfolio receives cash from the transfer of the security to use for other investment purposes. During the year ended December 31, 2013, the Portfolio entered into secured borrowing transactions involving U.S. Treasury. During the term of the borrowing, the Portfolio is not entitled to receive principal and interest payments, if any, made on the security transferred to the counterparty during the term of the agreement. The difference between the transfer price and the reacquisition price, known as the “price drop”, is included in net investment income with the cost of the secured borrowing transaction being recorded as interest expense over the term of the borrowing. The agreed upon proceeds for securities to be reacquired by the Portfolio are reflected as a liability on the Statement of Assets and Liabilities. For the year ended December 31, 2013, the Portfolio’s average amount of borrowings was $85,936,152 and the weighted average interest rate was 0.098%. At December 31, 2013, the Portfolio had no outstanding borrowings. For the year ended December 31, 2013, the Portfolio had an outstanding secured borrowing transaction balance for 117 days.

Mortgage Dollar Rolls - The Portfolio may enter into mortgage “dollar rolls” in which a Portfolio sells to-be-announced (“TBA”) mortgage-backed securities for delivery in the current month and simultaneously contracts to repurchase substantially similar (same type, coupon, and maturity) securities on a specified future date. For the duration of the transaction, or roll period, the Portfolio foregoes principal (including prepayments of principal) and interest paid on the securities sold. Dollar rolls are accounted for as purchase and sale transactions; gain or loss is recognized at the commencement of the term of the dollar roll and each time the mortgage-backed security is rolled.

MSF-31

Metropolitan Series Fund

WMC Balanced Portfolio (formerly, BlackRock Diversified Portfolio)

Notes to Financial Statements—December 31, 2013—(Continued)

Treasury and mortgage dollar roll transactions involve the risk that the market value of the securities that the Portfolio is required to repurchase or reacquire may be less than the agreed-upon repurchase price of those securities and that the investment performance of securities purchased with proceeds from these transactions does not exceed the income, capital appreciation, and gain or loss that would have been realized on the securities transferred or sold, as applicable, as part of the treasury or mortgage dollar roll.

Mortgage Related and Other Asset-Backed Securities - The Portfolio may invest in mortgage-related or other asset-backed securities. These securities may include mortgage pass-through securities, collateralized mortgage obligations (“CMOs”), commercial mortgage-backed securities, CMO residuals, stripped mortgage backed securities (“SMBS”), and other securities that directly or indirectly represent a participation in, or are secured by or payable from, mortgage loans on real property or other receivables. The value of some mortgage- or asset-backed securities may be particularly sensitive to changes in prevailing interest rates. Early repayment of principal on some mortgage-related securities may expose the Portfolio to a lower rate of return upon reinvestment of principal. The value of these securities may fluctuate in response to the market’s perception of the creditworthiness of the issuers. Additionally, although mortgages and mortgage-related securities are generally supported by some form of government or private guarantee and/or insurance, there is no assurance that private guarantors or insurers will meet their obligations.

In one type of SMBS, one class receives all of the interest from the mortgage assets (the interest-only or “IO” class), while the other class will receive all of the principal (the principal-only or “PO” class). Because principal will not be received at the maturity of an IO, adjustments are made to the book value of the security until maturity. These adjustments are netted against payments received for the IOs and the net amount is included in interest income on the Statement of Operations of the Portfolio. Payments received for POs are treated as reductions to the cost and par value of the securities. Details of mortgage related and other asset-backed securities held by the Portfolio are included in the Portfolio’s Schedule of Investments.

The Portfolio may invest a significant portion of its assets in securities of issuers that hold mortgage and asset-backed securities and direct investments in securities backed by commercial and residential mortgage loans and other financial assets. The value and related income of these securities are sensitive to changes in economic conditions, including delinquencies and/or defaults, and may be negatively impacted by increased volatility of market prices and periods of illiquidity.

TBA Purchase & Forward Sale Commitments - The Portfolio may enter into TBA commitments to purchase or sell securities for a fixed price at a future date. TBA commitments are considered securities in themselves, and involve a risk of loss if the value of the security to be purchased or sold declines or increases prior to settlement date, which is in addition to the risk of decline in the value of the Portfolio’s other assets. TBA forward sales commitments are valued at the current market value of the underlying securities, according to the procedures described under “Investment Valuation and Fair Value Measurements”.

When-Issued and Delayed-Delivery Securities - The Portfolio may purchase securities on a when-issued or delayed-delivery basis. Settlement of such transactions normally occurs within a month or more after the purchase commitment is made. The Portfolio may purchase securities under such conditions only with the intention of actually acquiring them, but may enter into a separate agreement to sell the securities before the settlement date. Since the value of securities purchased may fluctuate prior to settlement, the Portfolio may be required to pay more at settlement than the security is worth. In addition, the purchaser is not entitled to any of the interest earned prior to settlement.

Upon making a commitment to purchase a security on a when-issued or delayed-delivery basis, the Portfolio will hold liquid assets in a segregated account with the Portfolio’s custodian, or set aside liquid assets in the Portfolio’s records, worth at least the equivalent of the amount due. The liquid assets will be monitored on a daily basis and adjusted as necessary to maintain the necessary value.

High Yield Debt Securities - The Portfolio may invest in high yield debt securities, or “junk bonds,” which are securities that are rated below “investment grade” or, if not rated, are of equivalent quality. A portfolio with high yield debt securities generally will be exposed to greater market risk and credit risk than a portfolio that invests only in investment grade debt securities because issuers of high yield debt securities are generally less secure financially, are more likely to default on their obligations, and their securities are more sensitive to interest rate changes and downturns in the economy. In addition, the secondary market for lower-rated debt securities may not be as liquid as that for more highly rated debt securities. As a result, the Portfolio’s Subadviser may find it more difficult to value lower-rated debt securities or sell them and may have to sell them at prices significantly lower than the values assigned to them by the Portfolio.

3. Investments in Derivative Instruments

Forward Foreign Currency Exchange Contracts - The Portfolio may enter into forward foreign currency exchange contracts to obtain investment exposure, enhance return or hedge or protect its portfolio holdings against the risk of future movements in certain foreign currency exchange rates. When entering into these contracts, the Portfolio agrees to receive or deliver a fixed quantity of foreign currency for an agreed-upon price on an agreed-upon future date. These contracts are valued daily and the Portfolio’s net equity therein, representing unrealized gain or loss on the contracts as measured by the difference between the forward foreign exchange rates at the dates of entry into the contracts and the forward foreign exchange rates at the valuation date, is included in the Statement

MSF-32

Metropolitan Series Fund

WMC Balanced Portfolio (formerly, BlackRock Diversified Portfolio)

Notes to Financial Statements—December 31, 2013—(Continued)

of Assets and Liabilities. When a contract is closed, the Portfolio recognizes a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

Realized and unrealized gains and losses on forward foreign currency exchange contracts are included in the Statement of Operations. These contracts involve market and/or credit risk in excess of the amount recognized in the Statement of Assets and Liabilities. The use of forward foreign currency exchange contracts does not eliminate fluctuations in the underlying prices of the securities of the Portfolio, but it does establish a rate of exchange that can be achieved in the future. Although forward foreign currency exchange contracts may limit the risk of loss due to a decline in the value of the currency holdings, they also limit any potential gain that might result should the value of the currency increase. In addition, the Portfolio could be exposed to losses if the counterparties to the contracts are unable to meet the terms of the contracts. The Portfolio’s maximum potential loss from such contracts is the aggregate face value in U.S. dollars at the time the contract was opened.

Futures Contracts - The Portfolio may buy and sell futures contracts as a hedge, to maintain investment exposure to a target asset class or to enhance return. The Portfolio may be subject to fluctuations in equity prices, interest rates, commodity prices, and foreign currency exchange rates in the normal course of pursuing its investment objective. Futures contracts are standardized agreements to buy or sell a security, or deliver a final cash settlement price in connection with an index, interest rate, currency, or other asset. The Portfolio must deposit an amount (“initial margin”) equal to a certain percentage of the face value of the futures contract. The initial margin may be in the form of cash or securities, which is returned when the Portfolio’s obligations under the contract have been satisfied. If cash is deposited as the initial margin, it is shown as cash collateral on the Statement of Assets and Liabilities. Futures contracts are marked-to-market daily, and subsequent payments (“variation margin”) are made or received by the Portfolio depending on whether unrealized gains or losses are incurred. These amounts are reflected as receivables or payables on the Statement of Assets and Liabilities and as a component of net change in unrealized appreciation/depreciation on the Statement of Operations. When the contract is closed or expires, the Portfolio records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. Risks of entering into futures contracts (and related options) include the possibility that the market for these instruments may be illiquid and that a change in the value of the contract or option may not correlate perfectly with changes in the value of the underlying instrument. Futures contracts are exchange-traded and the exchange’s clearinghouse, as counterparty to all exchange-traded futures, guarantees the futures contracts against default. For over-the-counter futures the Portfolio’s ability to terminate the positions may be more limited than in the case of exchange-traded positions and may also involve the risk that securities dealers participating in such transactions would fail to meet their obligations to the Portfolio.

Options Contracts - An option contract purchased by the Portfolio gives the Portfolio the right, but not the obligation, to buy (call) or sell (put) an underlying instrument at a fixed exercise price during a specified period. Call options written by the Portfolio give the holder the right to buy the underlying instrument from the Portfolio at a fixed exercise price; put options written by the Portfolio give the holder the right to sell the underlying instrument to the Portfolio at a fixed exercise price.

The Portfolio may use options to hedge against changes in values of securities the Portfolio owns or expects to purchase, to maintain exposure to the broad equity markets or to enhance return. Writing puts or buying calls tends to increase the Portfolio’s exposure to the underlying instrument and writing calls or buying puts tends to decrease the Portfolio’s exposure to the underlying instrument, and can be used to hedge other Portfolio investments. For options used to hedge the Portfolio’s investments, the potential risk to the Portfolio is that the change in value of options contracts may not correspond perfectly to the change in value of the hedged instruments. The Portfolio also bears the risk of an unfavorable change in the value of the underlying instrument or the risk that the Portfolio may not be able to enter into a closing transaction due to an illiquid market. The Portfolio’s maximum risk of loss from counterparty credit risk, as opposed to investment and other types of risk, in respect of purchased options is typically the premium initially paid for the option plus any unrealized gains.

The main risk associated with purchasing an option is that the option expires without being exercised. In this case, the option is worthless when it expires and the premium paid for the option is considered a realized loss. The risk associated with writing a call option is that the Portfolio may forgo the opportunity for a profit if the market value of the underlying instrument increases and the option is exercised, requiring the Portfolio to sell the underlying instrument at a price below its market value. When the Portfolio writes a call option on a security it does not own, its exposure on such an option is theoretically unlimited. The risk in writing a put option is that the Portfolio may incur a loss if the market value of the underlying instrument decreases and the option is exercised, requiring the Portfolio to purchase the underlying instrument at a price above its market value. In addition, the Portfolio risks not being able to enter into a closing transaction for the written option as the result of an illiquid market for the option.

Purchases of put and call options are recorded as investments, the value of which are marked-to-market daily. When a purchased option expires without being exercised, the Portfolio will realize a loss equal to the premium paid. When the Portfolio enters into a closing sale transaction, the Portfolio will realize a gain or loss depending on whether the sales proceeds from the closing sale transaction are greater or less than the premium initially paid for the option. When the Portfolio exercises a put option, it will realize a gain or loss from the sale of the underlying instrument and the proceeds from such sale will be decreased by the premium originally paid for the put option. When the Portfolio exercises a call option, the cost of the security which the Portfolio purchases upon exercise will be increased by the premium originally paid for the call option.

MSF-33

Metropolitan Series Fund

WMC Balanced Portfolio (formerly, BlackRock Diversified Portfolio)

Notes to Financial Statements—December 31, 2013—(Continued)

The premium received for a written option is recorded as an asset and an equivalent liability. The liability is subsequently marked to market to reflect the current value of the option written. When a written option expires without being exercised or the Portfolio enters into a closing purchase transaction, the Portfolio realizes a gain (or loss if the cost of the closing purchase transaction exceeds the premium received when the option was sold) without regard to any unrealized gain or loss on the underlying instrument and the liability related to such option is eliminated. When a written call option is exercised, the Portfolio realizes a gain or loss, as adjusted for the premium received, from the sale of the underlying instrument. When a written put option is exercised, the premium received is offset against the amount paid for the purchase of the underlying instrument.

The purpose of inflation-capped options is to protect the buyer from inflation, above a specified rate, eroding the value of investments in inflation-linked products with a given notional exposure. Inflation-capped options are used to give downside protection to investments in inflation-linked products by establishing a floor on the value of such products.

Swap Agreements - The Portfolio may enter into swap agreements in which the Portfolio and a counterparty agree to either make periodic net payments on a specified notional amount or net payment upon termination. Swap agreements are either privately negotiated in the over-the-counter market (“OTC swaps”) or executed in a multilateral or other trade facility platform, such as a registered commodities exchange (“centrally-cleared swaps”). The Portfolio may enter into swap agreements for the purposes of managing exposure to interest rate, credit or market risk, or for other purposes. In connection with these agreements, securities or cash may be paid or received, as applicable, by the Portfolio as collateral or margin in accordance with the terms of the respective swap agreements to provide assets of value and recourse in the event of default or bankruptcy/insolvency. Securities posted by the Portfolio as collateral for swap contracts are identified in the Schedule of Investments and restricted cash, if any, is reflected on the Statement of Assets and Liabilities.

Centrally-Cleared Swaps: Certain clearinghouses currently offer clearing for limited types of derivatives transactions, principally credit derivatives. In a cleared derivative transaction, a Portfolio typically enters into the transaction with a financial institution counterparty, and performance of the transaction is effectively guaranteed by a central clearinghouse, thereby reducing or eliminating the Portfolio’s exposure to the credit risk of the original counterparty. The Portfolio typically will be required to post specified levels of margin with the clearinghouse or at the instruction of the clearinghouse; the margin required by a clearinghouse may be greater than the margin the Portfolio would be required to post in an uncleared derivative transaction. Only a limited number of derivative transactions are currently eligible for clearing.

Swap agreements are marked-to-market daily. The fair value of an OTC swap is reflected on the Statement of Assets and Liabilities. The changes in value, if any, are reflected as a component of net change in unrealized appreciation/depreciation on the Statement of Operations. Daily changes in valuation of centrally cleared swaps, if any, are recorded as a receivable or payable for variation margin on the Statement of Assets and Liabilities and as a component of unrealized appreciation/depreciation on the Statement of Operations. Upfront payments paid or received upon entering into the swap agreement compensate for differences between the stated terms of the swap agreement and prevailing market conditions (such as credit spreads, currency exchange rates, interest rates, and other relevant factors). Upon termination or maturity of the swap, upfront premiums are recorded as realized gains or losses on the Statement of Operations. A liquidation payment received or made at the termination of the swap is recorded as realized gain or loss on the Statement of Operations. Net periodic payments received or paid by the Portfolio are included as part of realized gains or losses on the Statement of Operations.

Swap transactions involve, to varying degrees, elements of interest rate, credit, and market risk in excess of the amounts recognized in the Statement of Assets and Liabilities. Such risks involve the possibility that there will be no liquid market for these agreements, that the counterparty to the agreements may default on its obligation to perform, or that there may be unfavorable changes in market conditions or interest rates. In addition, entering into swap agreements involves documentation risk resulting from the possibility that the parties to a swap agreement may disagree as to the meaning of contractual terms in the agreement. The Portfolio may enter into swap transactions with counterparties in accordance with guidelines established by the Board. These guidelines provide for a minimum credit rating for each counterparty and various credit enhancement techniques (for example, collateralization of amounts due from counterparties) to limit exposure to counterparties that have lower credit ratings. A Portfolio’s maximum risk of loss from counterparty credit risk is the discounted value of the net cash flows to be received from the counterparty over the contract’s remaining life, to the extent that amount is positive, or the fair value of the contract. The risk may be mitigated by having a master netting arrangement between the Portfolio and the counterparty and by the posting of collateral by the counterparty to cover the Portfolio’s exposure to the counterparty. Counterparty risk related to centrally-cleared swaps is mitigated due to the protection against defaults provided by the exchange on which these contracts trade.

Credit Default Swaps: The Portfolio is subject to credit risk in the normal course of pursuing its investment objectives. The Portfolio may enter into credit default swaps to manage its exposure to the market or certain sectors of the market, to reduce its risk exposure to defaults of corporate and/or sovereign issuers, or to create exposure to corporate and/or sovereign issuers to which they are not otherwise exposed. Credit default swaps involve one party making a stream of payments (referred to as the buyer of protection) to another party (the seller of protection) in exchange for the right to receive a specified return if a credit event occurs for the

MSF-34

Metropolitan Series Fund

WMC Balanced Portfolio (formerly, BlackRock Diversified Portfolio)

Notes to Financial Statements—December 31, 2013—(Continued)

referenced entity, obligation or index. A credit event is defined under the terms of each swap agreement and may include, but is not limited to, underlying entity default, bankruptcy, write-down, principal shortfall or interest shortfall. As the seller of protection, if an underlying credit event occurs, the Portfolio will either pay the buyer an amount equal to the notional amount of the swap and take delivery of the referenced obligation (or underlying securities comprising the referenced index), or pay a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation (or underlying securities comprising the referenced index). In return, the Portfolio would receive from the counterparty an upfront or periodic stream of payments throughout the life of the credit default swap agreement provided that no credit event has occurred. As the seller of protection, the Portfolio would effectively add leverage to its portfolio because, in addition to its total net assets, the Portfolio would be subject to investment exposure on the notional amount of the credit default swap.

The Portfolio may also purchase credit default swap contracts in order to hedge against the risk of default of debt securities held in its portfolio. This would involve the risk that the investment may be worthless when it expires and would only generate income in the event of an actual default by the issuer of the underlying obligation (as opposed to a credit downgrade or other indication of financial instability). It would also involve credit risk, whereby the seller may fail to satisfy its payment obligations to the Portfolio in the event of a default. As the buyer of protection, if an underlying credit event occurs, the Portfolio will either receive from the seller of protection an amount equal to the notional amount of the swap and deliver the referenced obligation (or underlying securities comprising the referenced index), or receive a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation (or underlying securities comprising the referenced index). If no credit event occurs and the Portfolio is a buyer of protection, the Portfolio will typically recover nothing under the credit default swap agreement, but it will have had to pay the required upfront payment or stream of continuing payments under the credit default swap agreement. Recovery values are at times established through the credit event auction process in which market participants are ensured that a transparent price has been set for the defaulted obligation.

Credit default swap agreements on credit indices involve one party making a stream of payments to another party in exchange for the right to receive a specified return in the event of a write-down, principal shortfall, interest shortfall or default of all or part of the referenced entities comprising the credit index. A credit index is a basket of credit instruments or exposures designed to be representative of some part of the credit market as a whole. An index credit default swap references all the names in the index, and if there is a credit event involving an entity in the index, the credit event is settled based on that entity’s weight in the index. A Portfolio may use credit default swaps on credit indices as a hedge for credit default swaps or bonds held in the portfolio, which is less expensive than it would be to buy many individual credit default swaps to achieve similar effect. Credit default swaps on indices are benchmarks for protecting investors owning bonds against default, and may be used to speculate on changes in credit quality.

Implied credit spreads, represented in absolute terms, utilized in determining the market value of credit default swap agreements on a credit index or corporate or sovereign issuer, serve as some indication of the status of the payment/performance risk and the likelihood or risk of default for the credit derivative. The implied credit spread of a particular referenced entity or index also reflects the cost of buying/selling protection and may reflect upfront payments required to be made to enter into the agreement. Wider credit spreads generally represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the particular swap agreement. When no implied credit spread is available for a credit default swap, the current unrealized appreciation/depreciation on the position may be used as an indicator of the current status of the payment/performance risk.

The maximum potential amount of future payments (undiscounted) that the Portfolio as a seller of protection could be required to make under a credit default swap agreement would be an amount equal to the notional amount of the agreement. Notional amounts of all credit default swap agreements outstanding as of December 31, 2013, for which the Portfolio is the seller of protection, are disclosed in the Schedule of Investments. These potential amounts would be partially offset by any recovery values of the respective referenced obligations, upfront payments received upon entering into the agreement or net amounts received from the settlement of buy protection credit default swap agreements entered into by the Portfolio for the same referenced entity or entities.

Interest Rate Swaps: The Portfolio may enter into interest rate swaps to manage its exposure to interest rates or to protect against currency fluctuations, to adjust the interest rate sensitivity (duration), to preserve a return or spread on a particular investment, or otherwise as a substitute for a direct investment in debt securities. The Portfolio is subject to interest rate risk exposure in the normal course of pursuing its investment objectives. Because the Portfolio holds fixed rate bonds, the value of these bonds may decrease if interest rates rise. To help hedge against this risk and to maintain its ability to generate income at prevailing market rates, the Portfolio may enter into interest rate swap agreements. Interest rate swaps are agreements in which one party pays a stream of interest payments, either fixed or floating rate, for another party’s stream of interest payments, either fixed or floating, on the same notional amount for a specified period of time. Other forms of interest rate swap agreements may include: (1) interest rate caps, under which, in return for a premium, one party agrees to make payments to the other to the extent that interest rates exceed a specified rate, or “cap”; (2) interest rate floors, under which, in return for a premium, one party agrees to make payments to the other to the extent that interest rates fall below a specified rate, or “floor”; and (3) interest rate collars, under which a party sells a cap and purchases a floor or vice versa in an attempt to protect itself against interest rate movements exceeding given minimum or maximum

MSF-35

Metropolitan Series Fund

WMC Balanced Portfolio (formerly, BlackRock Diversified Portfolio)

Notes to Financial Statements—December 31, 2013—(Continued)

levels. The Portfolio’s maximum risk of loss from counterparty credit risk, as opposed to investment and other types of risk, in respect of interest rate swaps is typically the discounted net value of the cash flows to be received from the counterparty over the contract’s remaining life, to the extent that amount is positive.

At December 31, 2013, the Portfolio had the following derivatives, categorized by risk exposure:

	Asset Derivatives		Liability Derivatives
Risk Exposure	Statement of Assets & Liabilities Location	Fair Value	Statement of Assets & Liabilities Location	Fair Value
Interest Rate	Investments at market value (a) (d)	$264,367
	OTC swap contracts at market value (b)	211,548	OTC swap contracts at market value (b)	$34,879
	Unrealized appreciation on centrally cleared swap contracts** (c)	55,017
	Unrealized appreciation on futures contracts* (c)	685,995	Unrealized depreciation on futures contracts* (c)	197,610
			Written options at value (e)	63,170
Credit			Unrealized depreciation on centrally cleared swap contracts**	87,115
	OTC swap contracts at market value (b)	214,354	OTC swap contracts at market value (b)	35,460
Foreign Exchange	Investments at market value (a)	199,574
	Unrealized appreciation on forward foreign currency exchange contracts	62,910	Unrealized depreciation on forward foreign currency exchange contracts	119,454
			Written options at value	71,893

Total		$1,693,765		$609,581

*	Includes cumulative appreciation/depreciation of futures contracts as reported in the Schedule of Investments. Only the current day’s variation margin is reported within the Statement of Assets and Liabilities.
**	Represents the unrealized appreciation/depreciation of centrally cleared swaps as reported in the Schedule of Investments. Only the variation margin is reported within the Statement of Assets and Liabilities.
(a)	Includes purchased options which are part of investments as shown in the Statement of Assets and Liabilities.
(b)	Excludes interest receivable on swap contracts of $4,820.
(c)	Financial instrument not subject to a master netting agreement.
(d)	Includes an exchange traded purchased option with a value of $146,475 that is not subject to a master netting agreement.
(e)	Includes an exchange traded written option with a value of $35,263 that is not subject to a master netting agreement.

The Portfolio is required to disclose the impact of offsetting assets and liabilities represented in the Statement of Assets and Liabilities to enable users of the financial statements to evaluate the effect or potential effect of netting arrangements on its financial position for recognized assets and liabilities.

The following table presents the Portfolio’s derivative assets by counterparty net of amounts available for offset under a master netting agreement (“MNA”), or similar agreement, and net of the related collateral received by the Portfolio as of December 31, 2013.

Counterparty	Derivative Assets subject to a MNA by Counterparty	Financial Instruments available for offset	Collateral Received†	Net Amount*
Bank of America N.A.	$87,840	$(14,497)	$(65,000)	$8,343
Barclays Bank plc	266,350	(104,642)	(10,105)	151,603
BNP Paribas S.A.	8,376	(3,195)	—	5,181
Citibank N.A.	7,011	(7,011)	—	—
Credit Suisse International	3,748	(1,344)	—	2,404
Deutsche Bank AG	214,419	(94,640)	—	119,779
JPMorgan Chase Bank N.A.	190,589	—	(100,000)	90,589
Morgan Stanley Capital Services	21,598	(21,598)	—	—
Westpac Banking Corp.	6,347	—	—	6,347

	$806,278	$(246,927)	$(175,105)	$384,246

The following table presents the Portfolio’s derivative liabilities by counterparty net of amounts available for offset under a master netting agreement, or similar agreement, and net of the related collateral pledged by the Portfolio as of December 31, 2013.

Counterparty	Derivative Liabilities subject to a MNA by Counterparty	Financial Instruments available for offset	Collateral Pledged†	Net Amount**
Bank of America N.A.	$14,497	$(14,497)	$—	$—
Barclays Bank plc	104,642	(104,642)	—	—
BNP Paribas S.A.	3,195	(3,195)	—	—

MSF-36

Metropolitan Series Fund

WMC Balanced Portfolio (formerly, BlackRock Diversified Portfolio)

Notes to Financial Statements—December 31, 2013—(Continued)

Counterparty	Derivative Liabilities subject to a MNA by Counterparty	Financial Instruments available for offset	Collateral Pledged†	Net Amount**
Citibank N.A.	$7,811	$(7,011)	$—	$800
Credit Suisse International	1,344	(1,344)	—	—
Deutsche Bank AG	94,640	(94,640)	—	—
Morgan Stanley Capital Services	48,446	(21,598)	—	26,848
Royal Bank of Canada (RBC)	7,066	—	—	7,066
UBS AG	7,952	—	—	7,952

	$289,593	$(246,927)	$—	$42,666

*	Net amount represents the net amount receivable from the counterparty in the event of default.
**	Net amount represents the net amount payable due to the counterparty in the event of default.
†	In some instances, the actual collateral received and/or pledged may be more than the amount shown here due to overcollateralization.

Transactions in derivative instruments during the year ended December 31, 2013 were as follows:

Statement of Operations Location—Net Realized Gain (Loss)	Interest Rate	Credit	Foreign Exchange	Total
Investments (a)	$405,338	$—	$(2,171,391)	$(1,766,053)
Forward foreign currency transactions	—	—	210,450	210,450
Futures contracts	5,985,606	—	—	5,985,606
Swap contracts	4,608,106	668,822	—	5,276,928
Written options	(225,505)	—	3,755,237	3,529,732

	$10,773,545	$668,822	$1,794,296	$13,236,663

Statement of Operations Location—Net Change in Unrealized Appreciation (Depreciation)	Interest Rate	Credit	Foreign Exchange	Total
Investments (a)	$65,228	$—	$(796,516)	$(731,288)
Forward foreign currency transactions	—	—	(65,779)	(65,779)
Futures contracts	(269,885)	—	—	(269,885)
Swap contracts	232,804	(590,962)	—	(358,158)
Written options	(41,725)	—	477,992	436,267

	$(13,578)	$(590,962)	$(384,303)	$(988,843)

For the year ended December 31, 2013, the average amount or number per contract outstanding for each derivative type was as follows:

Derivative Description	Average Notional Par or Face Amount‡
Investments (a)	$66,929,910
Forward foreign currency transactions	68,497,942
Futures contracts long	89,639,052
Futures contracts short	(78,013,815)
Swap contracts	109,436,344
Written options	(40,304,893)

‡	Averages are based on activity levels during 2013.
(a)	Includes purchased options which are part of net realized gain (loss) on investments and net change in unrealized appreciation (depreciation) on investments as shown in the Statement of Operations.

Written Options

The Portfolio transactions in written options during the year December 31, 2013:

Call Options	Notional Amount	Number of Contracts	Premium Received
Options outstanding December 31, 2012	29,865,000	—	$516,523
Options written	75,078,000	532	2,461,872
Options bought back	—	(532)	(225,901)
Options expired	(102,683,000)	—	(2,743,511)

Options outstanding December 31, 2013	2,260,000	—	$8,983

MSF-37

Metropolitan Series Fund

WMC Balanced Portfolio (formerly, BlackRock Diversified Portfolio)

Notes to Financial Statements—December 31, 2013—(Continued)

Put Options	Notional Amount	Number of Contracts	Premium Received
Options outstanding December 31, 2012	4,000,000	—	$74,347
Options written	1,244,720,000	1,497	1,525,898
Options bought back	(4,000,000)	(1,280)	(489,614)
Options expired	(59,680,000)	—	(1,011,725)

Options outstanding December 31, 2013	1,185,040,000	217	$98,906

4. Certain Risks

Market Risk: In the normal course of business, the Portfolio invests in securities and enters into transactions where risks exist due to fluctuations in the market (market risk) or failure of the other party to a transaction to perform (credit and counterparty risk). The value of securities held by the Portfolio may decline in response to certain events, including those directly involving the companies whose securities are owned by the Portfolio; conditions affecting the general economy; overall market changes; local, regional or global political, social or economic instability; currency, interest rate, and price fluctuations.

Credit and Counterparty Risk: The Portfolio may be exposed to counterparty risk, or the risk that an entity with which the Portfolio has unsettled or open transactions may default. The potential loss could exceed the value of the financial assets and liabilities recorded in the financial statements. Financial assets that potentially expose the Portfolio to credit and counterparty risk consist principally of cash due from counterparties and investments. The Portfolio manages counterparty risk by entering into agreements only with counterparties that it believes have the financial resources to honor their obligations and by monitoring the financial stability of those counterparties. The Portfolio’s investment adviser attempts to mitigate counterparty risk by (i) periodically assessing the creditworthiness of its trading partners, (ii) monitoring and/or limiting the amount of its net exposure to each individual counterparty based on its assessment, and (iii) requiring collateral from the counterparty for certain transactions. In order to preserve certain safeguards for non-standard settlement trades, the Portfolio restricts its exposure to credit and counterparty losses by entering into master netting agreements with counterparties (approved brokers) with whom it undertakes a significant volume of transactions. Master Agreements govern the terms of certain transactions, and reduce the counterparty risk associated with relevant transactions by specifying credit protection mechanisms and providing standardization that improves legal certainty. Master Agreements can also help limit counterparty risk by specifying collateral posting arrangements at pre-arranged exposure levels. Collateral requirements may differ by type of derivative or investment, as applicable. Collateral or margin requirements are set by the broker or exchange clearing house for exchange traded derivatives (e.g., futures contracts and exchange traded options) while collateral terms are contract specific for over-the-counter traded derivatives (e.g., forward foreign currency exchange contracts, swap agreements and over-the-counter options).

For derivatives traded under an International Swaps and Derivatives Association, Inc. Master Agreement (“ISDA Master Agreement”) or similar master agreement, the collateral requirements are netted across all transactions traded under such agreement and one amount is posted from one party to the other to collateralize such obligations. The ISDA Master Agreement gives each party to the agreement the right to terminate all transactions traded under such agreement if there is a certain deterioration in the credit quality of the other party. The ISDA Master Agreement gives the Portfolio the right, upon an event of default by the applicable counterparty or a termination of the agreement, to close out all transactions traded under such agreement and to net amounts owed under each transaction to one net amount payable by one party to the other. This right to close out and net payments across all transactions traded under the ISDA Master Agreement could result in a reduction of the Portfolio’s credit risk to such counterparty equal to any amounts payable by the Portfolio under the applicable transactions, if any. However, absent an event of default by the counterparty or a termination of the agreement, the ISDA Master Agreement does not result in an offset of reported amounts of assets and liabilities in the Statement of Assets and Liabilities across transactions between the Portfolio and the applicable counterparty. The enforceability of the right to offset may vary by jurisdiction. Cash collateral that has been pledged to cover obligations of the Portfolio under derivative contracts, if any, will be reported separately in the Statement of Assets and Liabilities. Securities pledged as collateral, if any, for the same purpose are noted in the Schedule of Investments.

Repurchase and reverse repurchase agreements are primarily executed under Global Master Repurchase Agreements (“GMRAs”) or Master Repurchase Agreements (“MRAs”), which provide the rights to set-off. Each repurchase and reverse repurchase agreement is initially collateralized at the transaction level. In the event of default, the total market value exposure will be offset against collateral exchanged to date, which would result in a net receivable/(payable) that would be due from/to the counterparty.

Master Securities Forward Transaction Agreements (“Master Forward Agreements”) govern the considerations and factors surrounding the settlement of certain forward settling transactions, such as To-Be-Announced securities, delayed-delivery or secured borrowings transactions by and between the Portfolio and select counterparties. The Master Forward Agreements maintain provisions for, among other things, initiation and confirmation, payment and transfer, events of default, termination, and maintenance of collateral.

MSF-38

Metropolitan Series Fund

WMC Balanced Portfolio (formerly, BlackRock Diversified Portfolio)

Notes to Financial Statements—December 31, 2013—(Continued)

Customer Account Agreements and related addendums govern cleared derivatives transactions such as futures, options on futures, and cleared OTC derivatives. Cleared derivative transactions require posting of initial margin as determined by each relevant clearing agency which is segregated at a broker account registered with the Commodities Futures Trading Commission (CFTC), or the applicable regulator. In the U.S., counterparty risk is significantly reduced as creditors of the futures broker do not have claim to Portfolio assets in the segregated account. Additionally, portability of exposure in the event of default further reduces risk to the Portfolio. Variation margin, or changes in market value, are exchanged daily, but may not be netted between futures and cleared OTC derivatives.

Foreign Investment Risk: The investments by the Portfolio in foreign securities may involve risks not present in domestic investments. Because securities may be denominated in foreign currencies, may require settlement in foreign currencies and may pay interest or dividends in foreign currencies, changes in the relationship of these foreign currencies to the U.S. dollar can significantly affect the value of the investments and earnings of the Portfolio. Foreign investments may also subject the Portfolio to foreign government exchange restrictions, expropriation, taxation or other political, social or economic developments, all of which could affect the market and/or credit risk of the investments. In addition to the risks described above, risks may arise from forward foreign currency contracts with respect to the potential inability of counterparties to meet the terms of their contracts.

Additional risks associated with each type of investment are described above within the respective security type notes. The Portfolio’s prospectus includes a discussion of the principal risks of investing in the Portfolio.

5. Investment Transactions

Aggregate cost of purchases and proceeds of sales of investment securities, including mortgage dollar roll and TBA transactions but excluding short-term securities, for the year ended December 31, 2013 were as follows:

Purchases		Sales
U.S. Government	Non U.S. Government	U.S. Government	Non U.S. Government
$4,113,393,257	$590,273,243	$4,202,601,331	$671,257,342

Purchases and sales of mortgage dollar rolls and TBA transactions for the year ended December 31, 2013 were as follows:

Purchases	Sales
$2,812,412,826	$2,854,030,662

6. Investment Management Fees and Other Transactions with Affiliates

Investment Management Agreement - MetLife Advisers is the investment adviser to the Portfolio. The Trust has entered into an investment management agreement with MetLife Advisers with respect to the Portfolio. For providing investment management services to the Portfolio, MetLife Advisers receives monthly compensation at the annual rates:

Management Fees earned by MetLife Advisers for the year ended December 31, 2013	% per annum	Average Daily Net Assets
$5,933,205	0.500%	Of the first $500 million
	0.450%	Of the next $500 million
	0.400%	On amounts in excess of $1 billion

MetLife Advisers had entered into an investment subadvisory agreement with respect to the Portfolio. Prior to February 3, 2014, BlackRock Advisors, LLC is compensated by MetLife Advisers to provide subadvisory services for the Portfolio (see Note 9 of the Notes to Financial Statements).

Certain officers and trustees of the Trust may also be officers of the Adviser; however, such officers and trustees receive no compensation from the Trust.

During the year ended December 31, 2013, the Subadvisor voluntarily reimbursed the Portfolio for certain trading costs during a transition of the Portfolio. This reimbursement is reflected as net increase from payments by affiliates in the Statement of Operations.

Transfer Agency Agreement - MetLife serves as the transfer agent for the Trust. MetLife receives no fees for its services to the Trust under the transfer agency agreement.

Distribution and Service Fees - The Trust has a distribution agreement with MetLife Investors Distribution Company (“MIDC” or the “Distributor”) in which MIDC serves as the distributor for the Portfolio’s Class A, B and E Shares. MIDC is a wholly-owned subsidiary of

MSF-39

Metropolitan Series Fund

WMC Balanced Portfolio (formerly, BlackRock Diversified Portfolio)

Notes to Financial Statements—December 31, 2013—(Continued)

MetLife Investors Group, Inc., an affiliate of the Adviser. The Trust has also adopted a Distribution and Service Plan under Rule 12b-1 of the 1940 Act for the Portfolio’s Class B and E Shares. Under the Distribution and Service Plan, the Class B and E Shares of the Portfolio pay a fee to compensate the Insurance Companies (or their affiliates) and other broker-dealers and financial intermediaries involved in the offer and sale of Portfolio shares for promoting or selling and servicing the Class B and E Shares. The fees under the Distribution and Service Plan for each class of the Portfolio’s shares are calculated as a percentage of the Portfolio’s average daily net assets that are attributable to that Class. Currently, the fee is 0.25% per year for Class B Shares and 0.15% per year for Class E Shares. Amounts incurred by the Portfolio for the year ended December 31, 2013 are shown as Distribution and service fees in the Statement of Operations.

Deferred Trustee Compensation - Each Trustee who is not currently an active employee of MetLife or its affiliates receives compensation from the Trust for his or her service to the Trust. A deferred compensation plan (the “Plan”) is available to the Trustees on a voluntary basis. Deferred amounts remain in the Trust until distributed in accordance with the provisions of the Plan. The value of a participating Trustee’s deferral account is based on theoretical investments of deferred amounts, on the normal payment dates in certain portfolios of the Trust or Met Investors Series Trust, an affiliate of the Trust, as designated by the participating Trustee. Changes in the value of participants’ deferral accounts are reflected as Trustees’ fees and expenses in the Statement of Operations. The portion of the accrued obligations allocated to the Portfolio under the Plan is reflected as Deferred trustees’ fees in the Statement of Assets and Liabilities.

7. Contractual Obligations

Under the Trust’s organizational documents, its officers and Trustees may be indemnified against certain liabilities and expenses arising out of the performance of their duties to the Trust. Additionally, the Trust has a variety of indemnification obligations under contracts with its service providers. The Trust’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Trust that have not yet occurred.

8. Income Tax Information

The tax character of distributions paid for the periods ended December 31, 2013 and 2012 was as follows:

Ordinary Income		Long-Term Capital Gain		Total
2013	2012	2013	2012	2013	2012
$31,923,395	$28,774,954	$—	$—	$31,923,395	$28,774,954

As of December 31, 2013, the components of distributable earnings (accumulated losses) on a federal income tax basis were as follows:

Undistributed Ordinary Income	Undistributed Long-Term Capital Gain	Net Unrealized Appreciation	Loss Carryforwards	Total
$26,762,222	$—	$226,055,302	$(16,387,061)	$236,430,463

The Portfolio utilizes the provisions of the federal income tax laws that provide for the carryforward of capital losses for prior years, offsetting such losses against any future realized capital gains. Under the Regulated Investment Company Modernization Act of 2010 (the “Act”), net capital losses recognized after December 22, 2010 may be carried forward indefinitely and their character is retained as short-term and/or long-term losses. Previously, net capital losses were carried forward for up to eight years and treated as short-term losses. As a transition rule, the Act requires that post-enactment net capital losses be used before pre-enactment net capital losses.

During the year ended December 31, 2013, the Portfolio utilized capital loss carryforwards of $80,924,105.

As of December 31, 2013, the Portfolio had no post-enactment accumulated capital losses and the pre-enactment accumulated capital loss carryforwards expiring on December 31, 2017 were $16,387,061.

9. Subsequent Events

On November 20, 2013, the Board approved a new Subadvisory Agreement (the “Agreement”) with respect to the Portfolio between MetLife Advisers and Wellington Management Company, LLP (“Wellington”). The Agreement is not subject to shareholder approval and became effective February 3, 2014. The Advisory Agreement between the Trust, with respect to the Portfolio, and MetLife Advisers will remain in effect and fees payable thereunder to MetLife Advisers will not change. Under the Agreement, Wellington became subadviser to the Portfolio, succeeding BlackRock Advisors, LLC, and became responsible for the day-to-day management of the Portfolio’s investment operations under the oversight of MetLife Advisers and the Board. The name of the BlackRock Diversified Portfolio changed to the WMC Balanced Portfolio at the time the Agreement took effect.

MSF-40

Metropolitan Series Fund

WMC Balanced Portfolio (formerly, BlackRock Diversified Portfolio)

Report of Independent Registered Public Accounting Firm

To the Shareholders of WMC Balanced Portfolio and the Board of Trustees of Metropolitan Series Fund:

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of WMC Balanced Portfolio (formerly, BlackRock Diversified Portfolio), one of the portfolios constituting Metropolitan Series Fund (the “Trust”) as of December 31, 2013, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Trust’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Trust is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Trust’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2013, by correspondence with the custodian and brokers; where replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of WMC Balanced Portfolio of Metropolitan Series Fund, as of December 31, 2013, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

Deloitte & Touche LLP

Boston, Massachusetts

February 27, 2014

MSF-41

Metropolitan Series Fund

Trustees and Officers of Metropolitan Series Fund

The Trustees and executive officers of the Trust, their ages and their principal occupations during the past five years are set forth below. Unless otherwise indicated, the business address of each is One Financial Center, Boston, MA 02111. Each Trustee who is deemed an “interested person,” as such term is defined in the 1940 Act, is indicated by an asterisk. Those Trustees who are not “interested persons” as defined in the 1940 Act are referred to as “Independent Trustees.” Additional information about the Trustees is available in the Statement of Additional Information, which is available without charge, upon request, by calling (800) 848-3854.

Trustees of the Trust

Name and Age	Position(s) Held with Registrant	Term of Office and Length of Time Served	Principal Occupation(s) During the Past 5 Years(1)	Number of Portfolios in Fund Complex(2) overseen	Other Directorships Held by Trustee During the Past 5 Years(1)
Interested Trustee
Elizabeth M. Forget* (47)	Trustee, Chairman of the Board, President and Chief Executive Officer	Indefinite; From May 2006 (President and Chief Executive Officer)/ August 2006 (Trustee and Chairman of the Board) to present	Senior Vice President, MetLife Inc.; President, MetLife Advisers, LLC and a predecessor company.	79	Trustee, Met Investors Series Trust (the “MIST Trust”);** various MetLife-affiliated boards.

Independent Trustees
Stephen M. Alderman (54)	Trustee	Indefinite; From April 2012 to present	Shareholder in the law firm of Garfield & Merel, Ltd.	79	Trustee, MIST Trust;** Director, International Truck Leasing Corp.

Robert J. Boulware (57)	Trustee	Indefinite; From April 2012 to present	Managing Director, Pilgrim Funds, LLC (private equity fund).	79	Trustee, MIST Trust;** Trustee, Vertical Capital Income Fund (closed-end fund); Director, Gainsco, Inc. (auto insurance).

Susan C. Gause (61)	Trustee	Indefinite; From April 2012 to present	Private Investor.	79	Trustee, MIST Trust;** Trustee, HSBC Funds.

Nancy Hawthorne (62)	Trustee	Indefinite; From May 2003 to present	Chief Executive Officer, Clerestory LLC (corporate advisor).	79	MIST Trust;** Director, THL Credit, Inc.**; Director, Avid Technology, Inc.**

Barbara A. Nugent (57)	Trustee	Indefinite; From January 2014 to present	President, True North Board Governance, LLC (consulting); until 2014, partner in the law firm of Stradley Ronon Stevens & Young, LLP.	79	Trustee, MIST Trust**; Director, Episcopal Healthcare Foundation; until 2014, member, Mutual Fund Directors Forum Advisory Board.

Keith M. Schappert (62)	Trustee	Indefinite; From August 2009 to present	Principal, Schappert Consulting LLC (asset management consulting).	79	Trustee, MIST Trust;** Director, The Commonfund for Nonprofit Organizations; until 2011, Director, Trilogy Global Advisors; Director, Mirae Asset Discovery Funds,** Director, Calamos Investments.

Linda B. Strumpf (66)	Trustee	Indefinite; From May 2000 to present	Chair of the Investment Committee, Leona M. and Harry B. Helmsley Charitable Trust; until 2011, Chief Investment Officer, Leona M. and Harry B. Helmsley Charitable Trust.	79	Since 2012, Trustee, MIST Trust,** Trustee and Member of Investment Committee, The Pennsylvania State University.

Dawn M. Vroegop (47)	Trustee	Indefinite; From May 2009 to present	Private Investor.	79	Trustee, MIST Trust,** Trustee, Driehaus Mutual Funds; Director and Investment Committee Chair, City College of San Francisco Foundation.

MSF-42

Metropolitan Series Fund

Trustees and Officers of Metropolitan Series Fund—(Continued)

Executive Officers of the Trust

Name and Age	Position(s) Held with Registrant	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years(1)
Elizabeth M. Forget (47)	President, Chief Executive Officer, Trustee and Chairman of the Board	From May 2006 (President and Chief Executive Officer)/ August 2006 (Trustee and Chairman of the Board) to present	See principal occupation information in the table above.

Jeffrey L. Bernier (42)	Vice President	From February 2008 to present	Vice President, MetLife, Inc.; Senior Vice President, MetLife Advisers, LLC and a predecessor company.

Peter H. Duffy (58)	Chief Financial Officer and Treasurer	From November 2000 to present	Senior Vice President, MetLife Advisers, LLC; Vice President, MetLife, Inc.

Andrew L. Gangolf (59)	Secretary	From May 2011 to present	Senior Vice President, MetLife Advisers, LLC; Senior Vice President & Assistant General Counsel, AllianceBerstein Investments, Inc.

Jeffrey P. Halperin (46)	Chief Compliance Officer	From November 2005 to present	Vice President, MetLife, Inc.; Chief Compliance Officer, MIST; Chief Compliance Officer, MSF Trust; Chief Compliance Officer, MetLife Advisers, LLC and a predecessor company; Chief Compliance Officer, MetLife Investment Management, LLC (formerly MetLife Investment Advisors Company, LLC).

Alan C. Leland, Jr. (61)	Vice President	From February 2005 to present	Treasurer and Chief Financial Officer, MetLife Advisers, LLC; Vice President, MetLife Group Inc.; Vice President, MetLife, Inc.

*	Ms. Forget is an “interested person” of the Trust because of her positions with MetLife Advisers, LLC and her ownership of securities issued by MetLife, Inc., the ultimate parent company of MetLife Advisers, LLC.
**	Indicates a directorship with a registered investment company or a company subject to the reporting requirements of the Securities Exchange Act of 1934, as amended.
(1)	Previous positions during the past five years with the Trust, MetLife, Inc. or the Adviser are omitted if not materially different.
(2)	The Fund Complex includes 49 Portfolios of the MIST Trust and 30 Portfolios of the Trust.

MSF-43

Metropolitan Series Fund

WMC Balanced Portfolio (formerly, BlackRock Diversified Portfolio)

Board of Trustees’ Consideration of Advisory and Sub-Advisory Agreements

At an in-person meeting of the Boards of Trustees (the “Board”) of Met Investors Series Trust and Metropolitan Series Fund (“MIST” and “MSF,” respectively, and collectively, the “Trusts”) held on November 19-20, 2013, the Board, including a majority of the Trustees who are not considered to be “interested persons” of the Trusts (the “Independent Trustees”) under the Investment Company Act of 1940, as amended (the “1940 Act”), approved for an annual period the continuation of each Trust’s advisory agreement (the “Advisory Agreement”) with MetLife Advisers, LLC (the “Adviser”) and the applicable sub-advisory agreements (each a “Sub-Advisory Agreement,” and collectively with the Advisory Agreement, the “Agreements”) between the Adviser and the investment sub-advisers (each a “Sub-Adviser,” and collectively, the “Sub-Advisers”) for each of the series of the Trusts, including the WMC Balanced Portfolio (each a “Portfolio,” and collectively, the “Portfolios”).1 With respect to the WMC Balanced Portfolio, the Board approved its Advisory Agreement and two Sub-Advisory Agreements: One Sub-Advisory Agreement for the then-existing Sub-Adviser, BlackRock Advisors, LLC (“BlackRock”), and one Sub-Advisory Agreement for the new Sub-Adviser, Wellington Management Company, LLP (“Wellington”), which was proposed to succeed BlackRock on or about February 3, 2014. The BlackRock Sub-Advisory Agreement was approved for the period of time leading up until Wellington’s succession of BlackRock.

In considering the Agreements, the Board reviewed a variety of materials provided by the Adviser and the Sub-Advisers relating to the Portfolios, including comparative performance, fee and expense information for an appropriate peer group of similar mutual funds, performance information for relevant benchmark indices and other information regarding the nature, extent and quality of services provided by the Adviser and the Sub-Advisers under their respective Agreements. The Board also took into account its experience with the Adviser and the Sub-Advisers and information provided to the Board in its meetings throughout the year with respect to the services provided by the Adviser and the Sub-Advisers, including quarterly performance reports prepared by management containing reviews of investment results, and periodic presentations from certain of the Sub-Advisers with respect to the Portfolios they manage. The Independent Trustees also assessed reports provided by the Board’s independent consultant, who reviewed and provided analyses regarding investment performance, fees and expenses, and other information provided by, or at the direction of, the Adviser and the Sub-Advisers, as more fully discussed below.

The Independent Trustees were separately advised by independent legal counsel throughout the process, and met with independent legal counsel in periodic executive sessions. Prior to voting to continue the Agreements at the November meeting, the Independent Trustees also received a memorandum from their independent counsel discussing the legal standards for their consideration of the proposed continuation of the Agreements. The Board also met in person with personnel of the Adviser on September 17, 2013 for the specific purpose of giving preliminary consideration to the proposed continuation of the Agreements and to request additional information they considered reasonably necessary to their deliberations. The Independent Trustees also discussed the proposed continuation of the Agreements in private sessions with their independent legal counsel at which no representatives of management were present.

In considering whether to approve the renewal of the Advisory Agreement with the Adviser and any applicable Sub-Advisory Agreements with respect to a Portfolio, the Board reviewed and analyzed the factors it deemed relevant, including: (1) the nature, extent and quality of the services to be provided to the Portfolios by the Adviser and the Sub-Advisers; (2) the performance of the Portfolios as compared to a peer group and an appropriate index; (3) the Adviser’s and each of the Sub-Adviser’s personnel and operations; (4) the financial condition of the Adviser and of the Sub-Advisers; (5) the level and method of computing each Portfolio’s advisory and sub-advisory fees; (6) the profitability of the Adviser under the Advisory Agreement and of certain of the Sub-Advisers under the Sub-Advisory Agreements; (7) any “fall-out” benefits to the Adviser, the Sub-Advisers and their affiliates (i.e., ancillary benefits realized by the Adviser, the Sub-Advisers or their affiliates from the Adviser’s or Sub-Advisers’ relationship with the Trusts); (8) the anticipated effect of growth in size on Portfolio expenses; (9) fees paid to certain of the Sub-Advisers by comparable institutional and retail accounts; and (10) possible conflicts of interest.

Nature, extent and quality of services. The Board evaluated the nature, extent and quality of the services that the Adviser, and the Sub-Advisers as relevant, have provided to the Portfolios. The Board considered the Adviser’s services as investment manager to the Portfolios, including services relating to the selection and oversight of the Sub-Advisers for the applicable Portfolios. The Board considered, among other things, the Adviser’s oversight of the provision of services to the Portfolios by the Sub-Advisers, including with respect to investment activities and trading practices, and the Sub-Adviser’s compliance with fund policies, objectives and Board directives, compliance policies and procedures and applicable law. The Adviser’s services in coordinating and overseeing the activities of the Trusts’ other service providers were also considered. The Board also evaluated the expertise and performance of the personnel of the Adviser who performed services for the Portfolios throughout the year.

1 The Pyramis Managed Risk Portfolio recently commenced operations and, therefore, the Agreement with respect to this Portfolio was not up for renewal.

MSF-44

Metropolitan Series Fund

WMC Balanced Portfolio (formerly, BlackRock Diversified Portfolio)

Board of Trustees’ Consideration of Advisory and Sub-Advisory Agreements—(Continued)

The Board considered information received from the Trust’s Chief Compliance Officer (“CCO”) regarding the Portfolios’ compliance policies and procedures established pursuant to Rule 38a-l under the 1940 Act. The Board also evaluated the CCO’s ongoing reports concerning the CCO’s oversight of the risk assessment processes of the Sub-Advisers.

With respect to the services provided by each of the Sub-Advisers, the Board considered, among other things, information provided to the Board by each Sub-Adviser. The Board considered the Sub-Adviser’s current level of staffing and its overall resources, as well as its compensation program. The Board reviewed each Sub-Adviser’s history and investment experience, as well as information regarding the qualifications, background and responsibilities of the Sub-Adviser’s investment and compliance personnel who provide services to the Portfolios. The Board also considered, among other things, the Sub-Adviser’s compliance program and any disciplinary history. The Board also took into account the Sub-Adviser’s risk assessment and monitoring process. The Board noted each Sub-Adviser’s regulatory history, including whether it was currently involved in any regulatory actions or investigations as well as material litigation, and any settlements and amelioratory actions undertaken, as appropriate. The Board also noted that the CCO and his staff conduct regular, periodic compliance reviews with each of the Sub-Advisers and present reports to the Independent Trustees regarding the same, which includes evaluating the regulatory compliance systems of the Sub-Advisers and procedures reasonably designed by them to help assure compliance with the federal securities laws, including issues related to late trading and market timing, best execution, fair value pricing, and proxy voting procedures, among others. The Board also took into account the financial condition of each Sub-Adviser. In its review, the Board also received and took into account information regarding any services and/or payments provided to the Adviser by the Sub-Advisers in connection with marketing activities.

The Board considered each Sub-Adviser’s investment process and philosophy. The Board took into account that each Sub-Adviser’s responsibilities include the development and maintenance of an investment program for the applicable Portfolio which is consistent with the Portfolio’s investment objectives, the selection of investment securities and the placement of orders for the purchase and sale of such securities, as well as the implementation of compliance controls related to performance of these services. The Board also reviewed each Sub-Adviser’s brokerage policies and practices.

Performance. The Board considered the performance of the Portfolios as described in the quarterly reports prepared by management, and as also analyzed in reports prepared by the Independent Trustees’ independent consultant. The Board noted that the Adviser reviews with the Board on a quarterly basis detailed information about the Portfolios’ performance results, portfolio composition and investment strategies. The Board also reviewed and considered a separate report prepared by Lipper Inc. (“Lipper”), an independent third party, which provided a statistical analysis comparing the Portfolios’ investment performance, expenses, and fees to comparable funds underlying variable insurance products (the “Performance Universe”). In addition, the Independent Trustees met separately with a representative of Bobroff Consulting, Inc., an independent consultant (“Bobroff), at a special board meeting in September 2013, to review the separate reports prepared by such consultant (“Bobroff Report”), which analyzed the report prepared by Lipper. Both the Lipper Report and the Bobroff Report relate to the Portfolio’s performance and expenses when BlackRock was the Sub-Adviser. The Board also considered each Portfolio’s more recent performance subsequent to the performance period covered by the Lipper reports, and management’s discussion of the same, including the effect of current market conditions on each Portfolio’s more recent performance.

The Board reviewed the Portfolios’ performance records and the Adviser’s and Sub-Advisers’ management styles and, to the extent applicable, long-term performance records with the Portfolios and comparable funds. The Board focused particular attention on Portfolios with less favorable performance records. The Board was mindful of the Adviser’s focus on each Sub-Adviser’s performance and noted that the Adviser has been active in monitoring and responding to any performance issues with respect to the Portfolios. The Board also took into account its discussions with management regarding factors that contributed to the performance of the Portfolios.

Among other data relating specifically to the WMC Balanced Portfolio’s performance, the Board considered that the Portfolio outperformed the median of its Performance Universe and its Lipper Index for the one-, three- and five-year periods ended June 30, 2013. The Board further considered that the Portfolio outperformed its blended benchmark for the one- and three-year periods ended October 31, 2013 and underperformed its blended benchmark for the five-year period ended October 31, 2013. The Board also noted the pending Sub-Adviser change effective on or about February 3, 2014.

With respect to Wellington, the Board considered the performance of the investment strategy Wellington proposed to use in managing the Portfolio (the “Wellington Strategy”). Among other data relating specifically to the Wellington Strategy, the Board noted that both the equity and fixed-income sleeves of the Wellington Strategy had outperformed their respective indices, the Russell 1000 Index and the Barclays U.S. Aggregate Bond Index, for the trailing one-, three- and five-year periods ended September 30, 2013. The Board also noted that the equity sleeve of the Wellington Strategy performed above the median of its peer group for the same periods and that the fixed-income sleeve of the Wellington Strategy performed above the median of its peer group for the trailing three- and five-year

MSF-45

Metropolitan Series Fund

WMC Balanced Portfolio (formerly, BlackRock Diversified Portfolio)

Board of Trustees’ Consideration of Advisory and Sub-Advisory Agreements—(Continued)

periods ended September 30, 2013. The Board further noted that the fixed income sleeve of the Wellington Strategy performed below the median of its peer group for the trailing one-year period ended September 30, 2013. The Board took into account that the portfolio managers who managed the Wellington Strategy were expected to manage the Portfolio. In addition, the Board took into consideration the differences in principal investment strategies between the Portfolio and the Wellington Strategy. The Board further noted the proposed Sub-Adviser change would be effective on or about February 3, 2014.

Fees and Expenses. The Board gave consideration to the advisory fees payable under the Advisory Agreement and the sub-advisory fees payable under each of the Sub-Advisory Agreements. In this regard, the Board reviewed the advisory fees payable on a Portfolio-by-Portfolio basis based on information provided by the Adviser. The Independent Trustees, with the assistance of Bobroff, also examined the fees paid by a Portfolio in light of fees paid to other investment managers by comparable funds, as well as considered the fees charged by the Adviser to manage other comparable funds, as applicable. The Lipper report included comparisons of the Adviser’s fee schedule with that of its peers based on an asset-based analysis of relative fee structures according to the size of the Portfolio. In addition, the Board considered the Portfolios’ advisory and sub-advisory fees and total expenses as compared to similarly situated investment companies underlying variable insurance products deemed to be comparable to the Portfolios as determined by Lipper. The Board considered a Portfolio’s ranking within a smaller group of peer funds chosen by Lipper (the “Expense Group”), as well as the Portfolio’s ranking within broader groups of funds (the “Expense Universe” and the “Sub-advised Expense Universe”). The Board also considered a Portfolio’s contractual sub-advisory fees, as applicable, as compared to the Sub-advised Expense Universe as well as a smaller group of funds (the “Sub-advised Expense Group”). In comparing a Portfolio’s actual and contractual management fee to that of comparable funds, the Board noted that such fee includes both advisory and administrative fees.

The Board noted that the sub-advisory fees for the Portfolios are paid by the Adviser, not the Portfolios, out of the advisory fee. It was further noted that the Adviser negotiates such fees at arm’s length. The Board also considered that the Adviser had entered into expense limitation agreements with certain of the Portfolios, pursuant to which the Adviser has agreed to waive a portion of its advisory fee and/or reimburse certain expenses as a means of limiting a Portfolio’s total annual operating expenses. The Board further considered the amount of sub-advisory fees paid out by the Adviser and the amount of the management fees that it retained in light of the services performed by Sub-Advisers and Adviser, respectively.

The Board considered that the WMC Balanced Portfolio’s actual management fee and total expenses (exclusive of 12b-l fees) were below the Expense Group median, the Expense Universe median and Sub-advised Expense Universe median. The Board noted that the Portfolio’s contractual management fees were below the asset-weighted average of the Expense Group at the Portfolio’s current size. The Board also noted that the Portfolio’s contractual sub-advisory fees were above the average of the Sub-advised Expense Group and equal to the average of the Sub-advised Expense Universe at the Portfolio’s current size.

With respect to the hiring of Wellington, the Board noted that the rate of compensation to be paid to Wellington is lower at current asset levels than the rate of compensation the Adviser paid to BlackRock for managing the Portfolio under the BlackRock Sub-Advisory Agreement. The Board further considered, with the assistance of a Lipper-based report prepared by Bobroff, the Portfolio’s peer group ranking in light of its revised fee arrangement. In addition, the Board noted that the Adviser had recently negotiated a reduction with Wellington to the Portfolio’s sub-advisory fee schedule and that the Adviser agreed to waive a portion of its advisory fee in order for contractholders to benefit from the lower sub-advisory fee effective February 3, 2014.

Profitability. The Board examined the profitability of the Adviser on a Portfolio-by-Portfolio basis. The Board also considered that the Distributor, MetLife Investors Distribution Company, receives Rule 12b-1 payments to support the distribution of the products. The Board considered the profitability to the Sub-Advisers and their affiliates as a result of their relationships with the Portfolios, and the Board considered the ability of the Adviser to negotiate the Sub-Advisory Agreements and the fees thereunder at arm’s length. The Board also reviewed Portfolio specific data with regard to the profitability of the Portfolios to each Sub-Adviser, as available.

Economies of scale. The Board also considered the effect of the Portfolios’ growth in size on their fees. The Board noted that the fee schedules for most of the Portfolios contain breakpoints that reduce the fee rate above specified asset levels. The Board noted those Portfolios that did not contain breakpoints in the advisory fee and took into account management’s discussion of the same. The Board noted that those Portfolios with advisory fee schedules containing breakpoints generally reflect the inclusion of breakpoints in the sub-advisory fee schedule for such Portfolios. The Board considered the effective fees under the Advisory Agreement for a Portfolio as a percentage of assets at different asset levels and possible economies of scale that may be realized if the assets of the Portfolio grow. Among other data, the Board examined the effect of a Portfolio’s growth in size on various fee schedules and reviewed the Lipper and Bobroff Reports, which compared fees among peers. The Board also generally noted that if a Portfolio’s assets increase over time, the Portfolio may realize other economies of scale if assets increase proportionally more than certain other fixed expenses. In addition, the Board noted that the Adviser had taken a number of steps to date intended to share the benefits of economies of scale with contractholders.

MSF-46

Metropolitan Series Fund

WMC Balanced Portfolio (formerly, BlackRock Diversified Portfolio)

Board of Trustees’ Consideration of Advisory and Sub-Advisory Agreements—(Continued)

With respect to the WMC Balanced Portfolio, the Board noted that the Portfolio’s advisory fee and sub-advisory fee each contains breakpoints that reduce the advisory fee rate on assets above certain specified asset levels.

Other factors. As part of its evaluation of the Adviser’s compensation, the Board considered other benefits that may be realized by the Adviser and its affiliates from their relationship with the Trusts. Among them, the Board recognized that an affiliate of the Adviser, MetLife Investors Distribution Company, serves as the Distributor for the Trusts, and, as such, receives payments pursuant to Rule 12b-1 from the Portfolios to compensate it for providing shareholder services and selling activities, which could lead to growth in the Trusts’ assets and corresponding benefits from such growth, including economies of scale. The Board also considered that affiliates of the Adviser may benefit from certain indirect tax benefits relating to dividend received deductions and foreign tax credits. In conjunction with these considerations, the Board noted the costs of providing investment management and other services to the Portfolios and the ongoing commitment of the Adviser to the Portfolios.

The Board considered other benefits that may be realized by each Sub-Adviser and its affiliates from their relationship with the Trusts, including the opportunity to provide advisory services to additional portfolios of the Trusts and reputational benefits. In conjunction with these considerations, the Board noted the costs of providing investment advisory services to the Portfolios and the ongoing commitment of the Sub-Advisers to the Portfolios.

The Board considered possible conflicts of interest in the form of material benefits or detriments to the Trusts resulting from the nature of the Trusts’ and the Adviser’s or the Sub-Advisers’ affiliations and the services that are provided to the Trusts, and the manner in which such conflicts were mitigated.

Conclusions. After full consideration of the factors discussed above, the Board, including a majority of the Independent Trustees, approved the Advisory Agreement and the Sub-Advisory Agreement, as applicable, with respect to each Portfolio, unless otherwise noted. In making its approvals, the Board concluded that the nature, extent and quality of services provided by the Adviser and each Sub-Adviser supported the renewal of the Agreements. The Board also concluded that the investment performance of each Fund was such that each Agreement should continue. In addition, the Board concluded that fees paid by a Portfolio to the Adviser and, if applicable, the Sub-Adviser appeared to be acceptable in light of nature, extent and quality of the services provided by the Adviser and Sub-Adviser. Further, the Board concluded that the Adviser’s profitability in providing services under the Advisory Agreements did not appear unreasonably high in light of the nature, extent and quality of the services provided by the Adviser. Finally, the Board concluded that the Advisory and Sub-Advisory fees in some measure share economies of scale with contractholders. In approving the renewal of each of the Agreements, the Board, including the Independent Trustees, did not identify any single factor as controlling, and generally attributed different weights to various factors for the various Portfolios. The Board evaluated all information available to them on a Portfolio-by-Portfolio basis, and their decisions were made separately with respect to each Portfolio.

MSF-47

Metropolitan Series Fund

WMC Core Equity Opportunities Portfolio (formerly, Davis Venture Value Portfolio)

Managed by Wellington Management Company, LLP

Portfolio Manager Commentary*

PERFORMANCE

Davis Selected Advisers, L.P. (“Davis”), the Portfolio’s subadviser prior to February 3, 2014, prepared this commentary, which addresses the Portfolio’s performance for the one year period ended December 31, 2013. On February 3, 2014, Wellington Management Company, LLP (“Wellington”) succeeded Davis as the subadviser to the Portfolio and the name of the Portfolio was changed from the Davis Venture Value Portfolio to the WMC Core Equity Opportunities Portfolio. This commentary and performance does not reflect the management of Wellington.

For the one year period ended December 31, 2013, the Class A, B, and E shares of the WMC Core Equity Opportunities Portfolio returned 33.70%, 33.36%, and 33.53%, respectively. The Portfolio’s benchmark, the Standard & Poor’s (“S&P”) 500 Index1, returned 32.39%.

MARKET ENVIRONMENT / CONDITIONS

A number of central banks from around the globe continued to hold interest rates low during 2013 in an attempt to spur the economy. In addition to the support that U.S. markets received from low rates, the markets also benefited from a reduction to the unemployment rate and an increase to consumer confidence as measured by the sentiment index of The Conference Board. The October and November consumer spending figures as reported by the U.S. Commerce Department also showed healthy gains. The Federal Reserve Board held its target for the shortest-term interest rates at between 0% and 0.25%. The twelve-months ending December 31, 2013 saw positive returns across all sectors in the S&P 500 Index. Each sector realized double digit increases rising by as much as 43% (Consumer Discretionary) to a low of 11% (Telecommunication Services). Among the sectors producing the strongest results were Health Care and Industrials.

PORTFOLIO REVIEW / PERIOD ENDING POSITIONING

Information Technology (“IT”) companies were the most important contributor to the Portfolio’s performance relative to the Index. The Portfolio’s IT companies out-performed the corresponding sector within the Index. Google was among the most important contributor to performance. Financial companies were the second most important contributor to the Portfolio’s performance relative to the Index. The Portfolio’s Financial companies slightly out-performed the corresponding sector within the Index and had a higher average weighting in this stronger performing sector. American Express, Bank of New York Mellon, Wells Fargo, Berkshire Hathaway, and Progressive were among the most important contributors to performance.

Industrial companies were one of the most important detractors from the Portfolio’s performance relative to the Index. The Portfolio’s Industrial companies under-performed the corresponding sector within the Index and had a lower average weighting in this stronger performing sector. Health Care companies were also an important detractor from the Portfolio’s performance relative to the Index. The Portfolio’s Health Care companies under-performed the corresponding sector within the Index and had a lower average weighting in this stronger performing sector. Laboratory Corp. of America was among the most important detractors from performance.

Other important contributors to performance included two Consumer Discretionary companies (Bed Bath & Beyond and Netflix) and a Consumer Staples company (CVS Caremark). Other important detractors from performance included three Materials companies, Rio Tinto (United Kingdom), BHP Billiton (United Kingdom), and Potash (Canada). Within Financials, Hang Lung Group (Hong Kong) was also a detractor. The Portfolio no longer owns Rio Tinto, BHP Billiton, or Potash.

Our focus is on selecting investments one company at a time without reference to a benchmark index. Our long-term focus usually results in low Portfolio turnover. We do not overreact to past short-term performance from individual holdings on either the upside or the downside. Market conditions may vary from period to period, yet the core tenets of the Davis Investment Discipline and approach remain the same. We start with the premise that stocks represent fractional ownership in real businesses. We seek to purchase durable businesses at value prices and hold them for the long term. We believe that owning shares of well-managed businesses with attractive reinvestment rates, purchased at reasonable valuations and held for years to allow the power of compounding to work, is a reliable method for building capital over long investment horizons.

MSF-1

Metropolitan Series Fund

WMC Core Equity Opportunities Portfolio (formerly, Davis Venture Value Portfolio)

Managed by Wellington Management Company, LLP

Portfolio Manager Commentary*—(Continued)

As of December 31, 2013, the Portfolio’s largest sector holdings were in Financials, Consumer Staples, and Information Technology. Only two companies dropped out of the Portfolio’s top 10 holdings from the end of 2012. The Portfolio continues to own both companies that dropped out, Monsanto and Loews. The two new additions to the Portfolio’s top 10 holdings were Canadian Natural Resources and UnitedHealth Group.

Christopher Davis

Portfolio Manager

Davis Selected Advisers, L.P.

* This commentary may include statements that constitute “forward-looking statements” under the U.S. securities laws. Forward-looking statements include, among other things, projections, estimates, and information about possible or future results related to the Portfolio, market or regulatory developments. The views expressed above are not guarantees of future performance or economic results and involve certain risks, uncertainties and assumptions that could cause actual outcomes and results to differ materially from the views expressed herein. The views expressed above are subject to change at any time based upon economic, market, or other conditions and the subadvisory firm undertakes no obligation to update the views expressed herein. Any discussions of specific securities should not be considered a recommendation to buy or sell those securities. The views expressed above (including any forward-looking statement) may not be relied upon as investment advice or as an indication of the Portfolio’s trading intent. Information about the Portfolio’s holdings, asset allocation or country diversification is historical and is not an indication of future Portfolio composition, which may vary. Direct investment in any index is not possible. The performance of any index mentioned in this commentary has not been adjusted for ongoing management, distribution and operating expenses, and sales charges applicable to mutual fund investments. In addition, the returns do not reflect additional fees charged by separate accounts or variable insurance contracts that an investor in the Portfolio may pay. If these additional fees were reflected, performance would have been lower.

MSF-2

Metropolitan Series Fund

WMC Core Equity Opportunities Portfolio (formerly, Davis Venture Value Portfolio)

A $10,000 INVESTMENT COMPARED TO THE S&P 500 INDEX

AVERAGE ANNUAL RETURNS (%) (FOR THE YEAR ENDED DECEMBER 31, 2013)

	1 Year	5 Year	10 Year
WMC Core Equity Opportunities Portfolio
Class A	33.70	16.44	6.79
Class B	33.36	16.16	6.51
Class E	33.53	16.28	6.62
S&P 500 Index	32.39	17.94	7.41

1 The Standard & Poor’s 500 Index is an unmanaged index representing the performance of 500 major companies, most of which are listed on the New York Stock Exchange.

Portfolio performance is calculated including reinvestment of all income and capital gain distributions. Performance numbers are net of all Portfolio expenses but do not include any insurance, sales, separate account or administrative charges of variable annuity or life insurance contracts or any additional expenses that participants may bear relating to the operations of their plans. If these charges were included, the returns would be lower. The performance of any index referenced above has not been adjusted for ongoing management, distribution and operating expenses, and sales charges applicable to mutual fund investments. Direct investment in any index is not possible. The performance of Class A shares, as set forth in the line graph above, will differ from that of other classes because of the difference in expenses paid by policyholders investing in the different share classes.

This information represents past performance and is not indicative of future results. Investment return and principal value may fluctuate so that shares, upon redemption, may be worth more or less than the original cost.

PORTFOLIO COMPOSITION AS OF DECEMBER 31, 2013

Top Holdings

% of Net Assets
American Express Co.	8.2
Wells Fargo & Co.	6.8
Bank of New York Mellon Corp. (The)	6.6
Google, Inc. - Class A	6.1
CVS Caremark Corp.	5.6
Berkshire Hathaway, Inc. - Class A	4.9
Bed Bath & Beyond, Inc.	3.9
Costco Wholesale Corp.	3.1
UnitedHealth Group, Inc.	2.8
Canadian Natural Resources, Ltd.	2.7

Top Sectors

% of Market Value of Total Long-Term Investments
Financials	40.9
Information Technology	12.3
Consumer Staples	12.2
Consumer Discretionary	11.5
Health Care	7.9
Materials	5.7
Energy	5.3
Industrials	4.2

MSF-3

Metropolitan Series Fund

WMC Core Equity Opportunities Portfolio (formerly, Davis Venture Value Portfolio)

Understanding Your Portfolio’s Expenses

Shareholder Expense Example

As a shareholder of the Portfolio, you incur ongoing costs, including management fees; distribution and service (12b-1) fees; and other Portfolio expenses. This example is intended to help you understand your ongoing costs (in dollars) (referred to as “expenses”) of investing in the Portfolio and compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period, July 1, 2013 through December 31, 2013.

Actual Expenses

The first line for each share class of the Portfolio in the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested in the particular share class of the Portfolio, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line for each share class of the Portfolio in the table below provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any fees or charges of your variable insurance product or any additional expenses that participants in certain eligible qualified plans may bear relating to the operations of their plan. Therefore, the second line for each share class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these other costs were included, your costs would have been higher.

WMC Core Equity Opportunities Portfolio (formerly Davis Venture Value Portfolio)		Annualized Expense Ratio	Beginning Account Value July 1, 2013	Ending Account Value December 31, 2013	Expenses Paid During Period** July 1, 2013 to December 31, 2013
Class A(a)	Actual	0.67%	$1,000.00	$1,157.90	$3.64
	Hypothetical*	0.67%	$1,000.00	$1,021.83	$3.41

Class B(a)	Actual	0.92%	$1,000.00	$1,156.40	$5.00
	Hypothetical*	0.92%	$1,000.00	$1,020.57	$4.69

Class E(a)	Actual	0.82%	$1,000.00	$1,157.00	$4.46
	Hypothetical*	0.82%	$1,000.00	$1,021.07	$4.18

* Hypothetical assumes a rate of return of 5% per year before expenses.

** Expenses paid are equal to the Portfolio’s annualized expense ratio for the most recent six month period, as shown above, multiplied by the average account value over the period, multiplied by the number of days (184 days) in the most recent fiscal half-year, divided by 365 (to reflect the one-half year period).

(a) The annualized expense ratio shown reflects the impact of the management fee waiver as described in Note 5 of the Notes to Financial Statements.

MSF-4

Metropolitan Series Fund

WMC Core Equity Opportunities Portfolio (formerly, Davis Venture Value Portfolio)

Schedule of Investments as of December 31, 2013

Common Stocks—94.8% of Net Assets

Security Description	Shares	Value

Aerospace & Defense—0.5%
Textron, Inc. (a)	582,900	$21,427,404

Automobiles—0.4%
Harley-Davidson, Inc. (a)	245,872	17,024,177

Beverages—2.2%
Coca-Cola Co. (The)	843,536	34,846,472
Diageo plc (ADR)	264,362	35,006,816
Heineken Holding NV	338,883	21,491,083

		91,344,371

Capital Markets—10.3%
Ameriprise Financial, Inc.	204,016	23,472,041
Bank of New York Mellon Corp. (The)	7,812,673	272,974,795
Charles Schwab Corp. (The) (a)	2,031,394	52,816,244
Goldman Sachs Group, Inc. (The)	50,033	8,868,849
Julius Baer Group, Ltd. (b)	1,430,768	68,990,889

		427,122,818

Chemicals—4.6%
Air Products & Chemicals, Inc. (a)	638,413	71,361,805
Ecolab, Inc.	534,473	55,729,500
Monsanto Co.	249,314	29,057,547
Praxair, Inc.	268,941	34,970,398

		191,119,250

Commercial Banks—6.8%
Wells Fargo & Co.	6,193,147	281,168,874

Commercial Services & Supplies—0.7%
Iron Mountain, Inc.	912,776	27,702,752

Computers & Peripherals—0.4%
Hewlett-Packard Co.	577,419	16,156,184

Construction Materials—0.8%
Lafarge S.A.	312,900	23,546,067
Martin Marietta Materials, Inc. (a)	103,749	10,368,675

		33,914,742

Consumer Finance—8.2%
American Express Co.	3,767,710	341,844,328

Diversified Financial Services—6.0%
Berkshire Hathaway, Inc. - Class A (b)	1,144	203,517,600
JPMorgan Chase & Co.	770,845	45,079,016

		248,596,616

Energy Equipment & Services—0.7%
Schlumberger, Ltd.	304,053	27,398,216

Food & Staples Retailing—8.6%
Costco Wholesale Corp.	1,068,694	127,185,273
CVS Caremark Corp.	3,247,037	232,390,438

		359,575,711

Food Products—0.2%
Nestle S.A.	117,524	8,627,195

Health Care Providers & Services—7.0%
Express Scripts Holding Co. (a) (b)	1,406,856	98,817,566
Laboratory Corp. of America Holdings (a) (b)	853,846	78,015,909
UnitedHealth Group, Inc.	1,540,877	116,028,038

		292,861,513

Household Durables—0.1%
Hunter Douglas NV	73,878	3,346,521

Insurance—6.0%
ACE, Ltd.	388,384	40,209,396
Alleghany Corp. (b)	61,972	24,786,321
Everest Re Group, Ltd.	120,205	18,736,353
Fairfax Financial Holdings, Ltd.	17,000	6,787,357
Loews Corp.	1,250,564	60,327,207
Markel Corp. (a) (b)	13,511	7,841,109
Progressive Corp. (The) (a)	3,268,623	89,135,349

		247,823,092

Internet & Catalog Retail—2.5%
Liberty Interactive Corp. - Class A (b)	1,078,576	31,656,206
Liberty Ventures - Series A (b)	67,227	8,241,358
Netflix, Inc. (a) (b)	51,927	19,117,963
priceline.com, Inc. (b)	39,420	45,821,808

		104,837,335

Internet Software & Services—6.4%
Google, Inc. - Class A (b)	228,186	255,730,332
Twitter, Inc. (a) (b)	194,030	12,350,010

		268,080,342

IT Services—0.9%
Visa, Inc. - Class A (a)	172,505	38,413,413

Life Sciences Tools & Services—0.5%
Agilent Technologies, Inc.	322,916	18,467,566

Machinery—1.1%
PACCAR, Inc. (a)	802,957	47,510,966

Marine—0.4%
Kuehne & Nagel International AG (a)	118,553	15,592,116

Media—2.6%
Liberty Global plc - Series C (b)	895,210	75,484,107
Walt Disney Co. (The)	418,360	31,962,704

		107,446,811

Oil, Gas & Consumable Fuels—4.4%
Canadian Natural Resources, Ltd.	3,312,651	112,100,110
EOG Resources, Inc.	246,802	41,423,247
Occidental Petroleum Corp.	304,938	28,999,604

		182,522,961

See accompanying notes to financial statements.

MSF-5

Metropolitan Series Fund

WMC Core Equity Opportunities Portfolio (formerly, Davis Venture Value Portfolio)

Schedule of Investments as of December 31, 2013

Common Stocks—(Continued)

Security Description	Shares	Value

Professional Services—0.2%
Experian plc	541,850	$10,000,497

Real Estate Management & Development—1.4%
Brookfield Asset Management, Inc. - Class A (a)	665,188	25,829,250
Brookfield Property Partners L.P.	38,674	771,160
Hang Lung Group, Ltd.	6,032,524	30,618,714

		57,219,124

Semiconductors & Semiconductor Equipment—1.2%
Texas Instruments, Inc. (a)	1,168,652	51,315,509

Software—2.7%
Activision Blizzard, Inc.	1,928,628	34,387,437
Microsoft Corp.	1,060,984	39,712,631
Oracle Corp.	1,043,039	39,906,672

		114,006,740

Specialty Retail—5.1%
Bed Bath & Beyond, Inc. (a) (b)	2,030,376	163,039,193
CarMax, Inc. (a) (b)	1,056,637	49,683,072

		212,722,265

Textiles, Apparel & Luxury Goods—0.2%
Cie Financiere Richemont S.A.	98,746	9,881,404

Tobacco—0.6%
Philip Morris International, Inc.	296,719	25,853,126

Transportation Infrastructure—1.1%
China Merchants Holdings International Co., Ltd.	10,740,468	39,554,908
Wesco Aircraft Holdings, Inc. (a) (b)	262,620	5,756,631

		45,311,539

Total Common Stocks (Cost $2,488,581,519)		3,946,235,478

Investment Company Security—0.5%
SPDR S&P 500 ETF Trust (Cost $20,013,056)	112,000	20,683,040

Corporate Bonds & Notes—0.0%
Security Description	Shares/ Principal Amount*	Value

Forest Products & Paper—0.0%
Emerald Plantation Holdings, Ltd. 6.000%, 01/30/20 (c) (d) (Cost $602,424)	993,939	$675,878

Short-Term Investment—4.9%

Mutual Fund—4.9%
State Street Navigator Securities Lending MET Portfolio (e)	202,835,534	202,835,534

Total Short-Term Investment (Cost $202,835,534)		202,835,534

Total Investments—100.2% (Cost $2,712,032,533) (f)		4,170,429,930
Other assets and liabilities (net)—(0.2)%		(8,771,688)

Net Assets—100.0%		$4,161,658,242

*	Principal amount stated in U.S. dollars unless otherwise noted.
(a)	All or a portion of the security was held on loan. As of December 31, 2013, the market value of securities loaned was $199,603,977 and the collateral received consisted of cash in the amount of $202,835,534. The cash collateral is invested in a money market fund managed by an affiliate of the custodian.
(b)	Non-income producing security.
(c)	Payment-in-kind security for which part of the income earned may be paid as additional principal.
(d)	Illiquid security. As of December 31, 2013, these securities represent 0.0% of net assets.
(e)	Represents investment of cash collateral received from securities lending transactions.
(f)	As of December 31, 2013, the aggregate cost of investments for federal income tax purposes was $2,693,914,022. The aggregate unrealized appreciation and depreciation of investments were $1,478,389,423 and $(1,873,515), respectively, resulting in net unrealized appreciation of $1,476,515,908 for federal income tax purposes.
(ADR)—	An American Depositary Receipt is a certificate issued by a custodian bank representing the right to receive securities of the foreign issuer described. Trading on exchanges not located in the United States or Canada significantly influences the value of ADRs.
(ETF)—	Exchange-Traded Fund

See accompanying notes to financial statements.

MSF-6

Metropolitan Series Fund

WMC Core Equity Opportunities Portfolio (formerly, Davis Venture Value Portfolio)

Schedule of Investments as of December 31, 2013

Fair Value Hierarchy

Accounting principles generally accepted in the United States of America (“GAAP”) define fair market value as the price that the Portfolio would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. It establishes a fair value hierarchy that prioritizes inputs to valuation methods and requires disclosure of the fair value hierarchy that segregates fair value measurements into three levels. Levels 1, 2 and 3 of the fair value hierarchy are defined as follows:

Level 1 - unadjusted quoted prices in active markets for identical investments

Level 2 - other significant observable inputs (including, but not limited to, unadjusted quoted prices for similar investments in markets that are either active or inactive; inputs other than quoted prices that are observable such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks, default rates, etc.)

Level 3 - significant unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are unavailable (including the Portfolio’s own assumptions in determining the fair value of investments)

The inputs or methodologies used for valuing investments are not necessarily an indication of the risk associated with investing in them. Changes to the inputs or methodologies used may result in transfers between levels, which will be recognized as of the beginning of the reporting period. Information on transfers between Level 1 and Level 2, if any, will be disclosed following the fair value hierarchy table below. A reconciliation of Level 3 securities, if any, will also be disclosed following the fair value hierarchy table. For more information about the Portfolio’s policy regarding the valuation of investments, please refer to the Notes to Financial Statements.

The following table summarizes the fair value hierarchy of the Portfolio’s investments as of December 31, 2013:

Description	Level 1	Level 2	Level 3	Total
Common Stocks
Aerospace & Defense	$21,427,404	$—	$—	$21,427,404
Automobiles	17,024,177	—	—	17,024,177
Beverages	69,853,288	21,491,083	—	91,344,371
Capital Markets	358,131,929	68,990,889	—	427,122,818
Chemicals	191,119,250	—	—	191,119,250
Commercial Banks	281,168,874	—	—	281,168,874
Commercial Services & Supplies	27,702,752	—	—	27,702,752
Computers & Peripherals	16,156,184	—	—	16,156,184
Construction Materials	10,368,675	23,546,067	—	33,914,742
Consumer Finance	341,844,328	—	—	341,844,328
Diversified Financial Services	248,596,616	—	—	248,596,616
Energy Equipment & Services	27,398,216	—	—	27,398,216
Food & Staples Retailing	359,575,711	—	—	359,575,711
Food Products	—	8,627,195	—	8,627,195
Health Care Providers & Services	292,861,513	—	—	292,861,513
Household Durables	—	3,346,521	—	3,346,521
Insurance	247,823,092	—	—	247,823,092
Internet & Catalog Retail	104,837,335	—	—	104,837,335
Internet Software & Services	268,080,342	—	—	268,080,342
IT Services	38,413,413	—	—	38,413,413
Life Sciences Tools & Services	18,467,566	—	—	18,467,566
Machinery	47,510,966	—	—	47,510,966
Marine	—	15,592,116	—	15,592,116
Media	107,446,811	—	—	107,446,811
Oil, Gas & Consumable Fuels	182,522,961	—	—	182,522,961
Professional Services	—	10,000,497	—	10,000,497
Real Estate Management & Development	26,600,410	30,618,714	—	57,219,124
Semiconductors & Semiconductor Equipment	51,315,509	—	—	51,315,509
Software	114,006,740	—	—	114,006,740
Specialty Retail	212,722,265	—	—	212,722,265
Textiles, Apparel & Luxury Goods	—	9,881,404	—	9,881,404
Tobacco	25,853,126	—	—	25,853,126
Transportation Infrastructure	5,756,631	39,554,908	—	45,311,539
Total Common Stocks	3,714,586,084	231,649,394	—	3,946,235,478
Total Investment Company Security	20,683,040	—	—	20,683,040
Total Corporate Bonds & Notes*	—	675,878	—	675,878
Total Short-Term Investment*	202,835,534	—	—	202,835,534
Total Investments	$3,938,104,658	$232,325,272	$—	$4,170,429,930

Collateral for securities loaned (Liability)	$—	$(202,835,534)	$—	$(202,835,534)

*	See Schedule of Investments for additional detailed categorizations.

See accompanying notes to financial statements.

MSF-7

Metropolitan Series Fund

WMC Core Equity Opportunities Portfolio (formerly, Davis Venture Value Portfolio)

Statement of Assets and Liabilities

December 31, 2013

Assets
Investments at value (a) (b)	$4,170,429,930
Cash	184,543,748
Receivable for:
Investments sold	10,232,690
Fund shares sold	267,023
Dividends and interest	5,109,347
Prepaid expenses	10,377

Total Assets	4,370,593,115
Liabilities
Collateral for securities loaned	202,835,534
Payables for:
Fund shares redeemed	3,320,169
Accrued expenses:
Management fees	2,265,793
Distribution and service fees	282,912
Deferred trustees’ fees	55,284
Other expenses	175,181

Total Liabilities	208,934,873

Net Assets	$4,161,658,242

Net assets consist of:
Paid in surplus	$2,316,508,174
Undistributed net investment income	25,357,882
Accumulated net realized gain	361,321,270
Unrealized appreciation on investments and foreign currency transactions	1,458,470,916

Net Assets	$4,161,658,242

Net Assets
Class A	$2,390,950,544
Class B	738,005,047
Class E	1,032,702,651
Capital Shares Outstanding*
Class A	55,637,949
Class B	17,298,804
Class E	24,164,343
Net Asset Value, Offering Price and Redemption Price Per Share
Class A	$42.97
Class B	42.66
Class E	42.74

*	The Portfolio is authorized to issue an unlimited number of shares.
(a)	Identified cost of investments was $2,712,032,533.
(b)	Includes securities loaned at value of $199,603,977.

Statement of Operations

Year Ended December 31, 2013

Investment Income
Dividends (a)	$54,827,485
Interest	254,335
Securities lending income	481,200

Total investment income	55,563,020

Expenses
Management fees	27,533,988
Administration fees	70,369
Custodian and accounting fees	391,781
Distribution and service fees—Class B	1,733,970
Distribution and service fees—Class E	1,467,757
Audit and tax services	37,723
Legal	30,260
Trustees’ fees and expenses	35,359
Shareholder reporting	218,222
Insurance	18,476
Miscellaneous	27,209

Total expenses	31,565,114
Less management fee waiver	(1,862,498)
Less broker commission recapture	(11,837)

Net expenses	29,690,779

Net Investment Income	25,872,241

Net Realized and Unrealized Gain
Net realized gain on:
Investments	346,283,912
Foreign currency transactions	1,786

Net realized gain	346,285,698

Net change in unrealized appreciation on:
Investments	760,865,222
Foreign currency transactions	72,064

Net change in unrealized appreciation	760,937,286

Net realized and unrealized gain	1,107,222,984

Net Increase in Net Assets From Operations	$1,133,095,225

(a)	Net of foreign withholding taxes of $1,048,872.

See accompanying notes to financial statements.

MSF-8

Metropolitan Series Fund

WMC Core Equity Opportunities Portfolio (formerly, Davis Venture Value Portfolio)

Statements of Changes in Net Assets

	Year Ended December 31, 2013	Year Ended December 31, 2012
Increase (Decrease) in Net Assets:
From Operations
Net investment income	$25,872,241	$52,370,153
Net realized gain	346,285,698	188,509,695
Net change in unrealized appreciation	760,937,286	205,427,291

Increase in net assets from operations	1,133,095,225	446,307,139

From Distributions to Shareholders
Net investment income
Class A	(31,490,128)	(17,983,910)
Class B	(8,152,158)	(3,907,446)
Class E	(12,388,595)	(6,686,295)
Net realized capital gains
Class A	(37,609,908)	0
Class B	(11,674,923)	0
Class E	(16,474,748)	0

Total distributions	(117,790,460)	(28,577,651)

Decrease in net assets from capital share transactions	(490,709,115)	(387,938,166)

Total increase in net assets	524,595,650	29,791,322

Net Assets
Beginning of period	3,637,062,592	3,607,271,270

End of period	$4,161,658,242	$3,637,062,592

Undistributed Net Investment Income
End of period	$25,357,882	$48,881,396

Other Information:

Capital Shares

Transactions in capital shares were as follows:

	Year Ended December 31, 2013		Year Ended December 31, 2012
	Shares	Value	Shares	Value
Class A
Sales	2,486,744	$92,199,353	921,596	$29,348,079
Reinvestments	1,979,376	69,100,036	562,173	17,983,910
Redemptions	(12,006,298)	(452,672,435)	(7,082,648)	(228,153,429)

Net decrease	(7,540,178)	$(291,373,046)	(5,598,879)	$(180,821,440)

Class B
Sales	472,141	$18,005,282	516,866	$16,351,213
Reinvestments	571,221	19,827,081	122,798	3,907,446
Redemptions	(3,096,663)	(116,991,585)	(2,716,476)	(86,528,176)

Net decrease	(2,053,301)	$(79,159,222)	(2,076,812)	$(66,269,517)

Class E
Sales	1,157,229	$43,504,691	1,044,634	$33,142,403
Reinvestments	830,600	28,863,343	209,931	6,686,295
Redemptions	(5,090,245)	(192,544,881)	(5,685,296)	(180,675,907)

Net decrease	(3,102,416)	$(120,176,847)	(4,430,731)	$(140,847,209)

Decrease derived from capital shares transactions		$(490,709,115)		$(387,938,166)

See accompanying notes to financial statements.

MSF-9

Metropolitan Series Fund

WMC Core Equity Opportunities Portfolio (formerly, Davis Venture Value Portfolio)

Financial Highlights

Selected per share data
	Class A
	Year Ended December 31,
	2013	2012	2011	2010	2009
Net Asset Value, Beginning of Period	$33.21	$29.67	$31.25	$28.17	$21.72

Income (Loss) from Investment Operations
Net investment income (a)	0.28	0.48	0.33	0.28	0.25
Net realized and unrealized gain (loss) on investments	10.64	3.33	(1.56)	3.09	6.57

Total from investment operations	10.92	3.81	(1.23)	3.37	6.82

Less Distributions
Distributions from net investment income	(0.53)	(0.27)	(0.35)	(0.29)	(0.37)
Distributions from net realized capital gains	(0.63)	0.00	0.00	0.00	0.00

Total distributions	(1.16)	(0.27)	(0.35)	(0.29)	(0.37)

Net Asset Value, End of Period	$42.97	$33.21	$29.67	$31.25	$28.17

Total Return (%) (b)	33.70	12.86	(4.03)	12.00	31.99

Ratios/Supplemental Data
Gross ratio of expenses to average net assets (%)	0.72	0.73	0.73	0.73	0.74
Net ratio of expenses to average net assets (%) (c)	0.67	0.68	0.68	0.68	0.69
Ratio of net investment income to average net assets (%)	0.74	1.50	1.06	0.99	1.06
Portfolio turnover rate (%)	11	16	19	19	24
Net assets, end of period (in millions)	$2,391.0	$2,098.2	$2,040.4	$2,412.4	$2,472.8

	Class B
	Year Ended December 31,
	2013	2012	2011	2010	2009
Net Asset Value, Beginning of Period	$32.98	$29.46	$31.04	$28.00	$21.58

Income (Loss) from Investment Operations
Net investment income (a)	0.18	0.40	0.24	0.21	0.18
Net realized and unrealized gain (loss) on investments	10.57	3.31	(1.54)	3.06	6.54

Total from investment operations	10.75	3.71	(1.30)	3.27	6.72

Less Distributions
Distributions from net investment income	(0.44)	(0.19)	(0.28)	(0.23)	(0.30)
Distributions from net realized capital gains	(0.63)	0.00	0.00	0.00	0.00

Total distributions	(1.07)	(0.19)	(0.28)	(0.23)	(0.30)

Net Asset Value, End of Period	$42.66	$32.98	$29.46	$31.04	$28.00

Total Return (%) (b)	33.36	12.62	(4.27)	11.71	31.65

Ratios/Supplemental Data
Gross ratio of expenses to average net assets (%)	0.97	0.98	0.98	0.98	0.99
Net ratio of expenses to average net assets (%) (c)	0.92	0.93	0.93	0.93	0.94
Ratio of net investment income to average net assets (%)	0.49	1.25	0.80	0.75	0.79
Portfolio turnover rate (%)	11	16	19	19	24
Net assets, end of period (in millions)	$738.0	$638.2	$631.4	$593.6	$492.6

Please see following page for Financial Highlights footnote legend.

See accompanying notes to financial statements.

MSF-10

Metropolitan Series Fund

WMC Core Equity Opportunities Portfolio (formerly, Davis Venture Value Portfolio)

Financial Highlights

Selected per share data
	Class E
	Year Ended December 31,
	2013	2012	2011	2010	2009
Net Asset Value, Beginning of Period	$33.03	$29.51	$31.09	$28.04	$21.61

Income (Loss) from Investment Operations
Net investment income (a)	0.22	0.43	0.28	0.24	0.21
Net realized and unrealized gain (loss) on investments	10.60	3.31	(1.55)	3.06	6.54

Total from investment operations	10.82	3.74	(1.27)	3.30	6.75

Less Distributions
Distributions from net investment income	(0.48)	(0.22)	(0.31)	(0.25)	(0.32)
Distributions from net realized capital gains	(0.63)	0.00	0.00	0.00	0.00

Total distributions	(1.11)	(0.22)	(0.31)	(0.25)	(0.32)

Net Asset Value, End of Period	$42.74	$33.03	$29.51	$31.09	$28.04

Total Return (%) (b)	33.53	12.70	(4.18)	11.82	31.83

Ratios/Supplemental Data
Gross ratio of expenses to average net assets (%)	0.87	0.88	0.88	0.88	0.89
Net ratio of expenses to average net assets (%) (c)	0.82	0.83	0.83	0.83	0.84
Ratio of net investment income to average net assets (%)	0.59	1.34	0.90	0.85	0.90
Portfolio turnover rate (%)	11	16	19	19	24
Net assets, end of period (in millions)	$1,032.7	$900.7	$935.4	$1,016.6	$887.3

(a)	Per share amounts based on average shares outstanding during the period.
(b)	Total return does not reflect any insurance, sales, separate account or administrative charges of variable annuity or life insurance contracts or any additional expenses that contract owners may bear under their variable contracts. If these charges were included, the returns would be lower.
(c)	Net ratio of expenses to average net assets includes the effect of management fee waivers as detailed in Note 5 of the Notes to Financial Statements.

See accompanying notes to financial statements.

MSF-11

Metropolitan Series Fund

WMC Core Equity Opportunities Portfolio (formerly, Davis Venture Value Portfolio)

Notes to Financial Statements—December 31, 2013

1. Organization

Metropolitan Series Fund (the “Trust”) is organized as a Delaware statutory trust and registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. The Trust is currently comprised of thirty series, each of which operates as a distinct investment vehicle of the Trust. The portfolio included in this report is WMC Core Equity Opportunities Portfolio, formerly known as Davis Venture Value Portfolio (the “Portfolio”), which is diversified. Shares in the Portfolio are not offered directly to the general public and are currently available only to separate accounts established by Metropolitan Life Insurance Company (“MetLife”) and other affiliated life insurance companies.

The Portfolio has registered and offers three classes of shares: Class A, B, and E shares. Shares of each Class of the Portfolio represent an equal pro rata interest in the Portfolio and generally give the shareholder the same voting, dividend, liquidation, and other rights. Investment income, realized and unrealized capital gains and losses, the common expenses of the Portfolio, and certain Portfolio-level expense reductions, if any, are allocated on a pro rata basis to each Class based on the relative net assets of each Class to the net assets of the Portfolio. Each Class of shares differs in its respective distribution plan and such distribution expenses are allocated to that Class.

2. Significant Accounting Policies

The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America (“GAAP”) requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities as of the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates. In the preparation of these financial statements, management has evaluated events and transactions subsequent to December 31, 2013 through the date the financial statements were issued.

The following is a summary of significant accounting policies consistently followed by the Portfolio in the preparation of its financial statements.

Investment Valuation and Fair Value Measurements - Debt securities (other than short term obligations with a remaining maturity of sixty days or less), including corporate, convertible and municipal bonds and notes; obligations of the U.S. treasury and U.S. government agencies; sovereign issues; floating rate loans; and non-U.S. bonds, are generally valued on the basis of evaluated or composite bid quotations obtained from independent pricing services and/or brokers and dealers selected by MetLife Advisers, LLC (“MetLife Advisers” or the “Adviser”), an affiliate of MetLife, Inc., pursuant to authorization of the Board of Trustees of the Trust (the “Board” or “Trustees”). Such quotations utilize matrix pricing, which considers observable inputs including, among other things, issuer details, maturity dates, interest rates, yield curves, rates of prepayment, credit risks/spreads, default rates, reported trades, broker dealer quotes and quoted prices for similar securities. Securities that use similar valuation techniques and inputs as described above are generally categorized as Level 2 within the fair value hierarchy.

Mortgage and asset-backed securities are usually issued as separate tranches, or classes, of securities within each deal. These securities are also generally valued on the basis of evaluated or composite bid quotations obtained from independent pricing services and/or brokers and dealers selected by the Adviser pursuant to authorization of the Board. The pricing models for these securities usually consider tranche-level attributes, estimated cash flows and market-based yield spreads for each tranche and current market data, and incorporate deal collateral performance, as available. Mortgage and asset-backed securities that use similar valuation techniques and inputs as described above are generally categorized as Level 2 within the fair value hierarchy.

Short term obligations with a remaining maturity of sixty days or less are generally valued at amortized cost, which approximates fair market value, and are generally categorized as Level 2 within the fair value hierarchy.

Domestic and foreign equity securities, such as common stock, exchange-traded funds, rights, warrants, and preferred stock, that are traded on a securities exchange, are generally valued at their last sale price on the exchange or market in which they are principally traded on the valuation date, or, if no sales occurred on that day, at the last reported bid price. Equity securities traded over-the-counter are generally valued at the last reported sale price. Valuation adjustments may be applied to certain foreign equity securities that are traded solely on foreign exchanges that close before the close of the U.S. market to account for the market movement between the close of the foreign exchanges and the close of the U.S. market. The Portfolio may use a systematic fair valuation model provided by an independent third party to value securities principally traded in these foreign markets in order to adjust for possible stale pricing that may occur between the close of the foreign exchanges and the time of the Portfolio valuation. Foreign equity securities using these valuation adjustments are generally categorized as Level 2 within the fair value hierarchy. Equity securities that are actively traded, and have no valuation adjustments applied, are categorized as Level 1 within the fair value hierarchy. Other equity securities traded on inactive markets, or valued in reference to similar instruments traded on active markets, are generally categorized as Level 2 within the fair value hierarchy.

MSF-12

Metropolitan Series Fund

WMC Core Equity Opportunities Portfolio (formerly, Davis Venture Value Portfolio)

Notes to Financial Statements—December 31, 2013—(Continued)

Investments in registered open-end management investment companies are valued at reported net asset value per share on the valuation date and are categorized as Level 1 within the fair value hierarchy.

Forward foreign currency exchange contracts are valued through an independent pricing service based on the mean between closing bid and ask prices of the forward currency rates in the London foreign exchange markets on a daily basis as provided by a reliable bank or dealer. These contracts are generally categorized as Level 2 within the fair value hierarchy.

Options, whether on securities, indices, futures contracts, or otherwise, traded on exchanges are valued at the last sale price available as of the close of business on the valuation date or, if there is no such price available, at the mean between the last reported bid and ask prices. These types of options are categorized as Level 1 within the fair value hierarchy. Futures contracts, which are traded on commodity exchanges, are valued at their closing prices as of the close of such exchanges and are categorized as Level 1 within the fair value hierarchy.

Options and futures contracts that are traded over-the-counter are generally valued on the basis of quotations provided by broker-dealers or prices provided by pricing service providers who use a series of techniques, including simulation pricing models, to determine the value of the contracts. The pricing models use inputs that are observed from actively quoted markets such as issuer details, indices, spreads, interest rates, yield curves, credit curves, measures of volatility and exchange rates. These contracts are generally categorized as Level 2 within the fair value hierarchy.

If no current market value quotation or other observable inputs are readily available or market value quotations are deemed to be unreliable for a security, the fair value of the security will be determined in accordance with procedures approved by and under the general supervision of the Board. In such a circumstance, the Board has delegated the determination of the fair value of a security to a Valuation Committee (“Committee”) of MetLife Advisers. The Committee provides general pricing oversight and fair value pricing determinations related to portfolio securities and meets on a regular basis to review reports relating to the valuation of the securities in the Portfolio. The Board has delegated to State Street Bank and Trust Company, the Trust’s custodian (“custodian”), the responsibility for calculating the net asset values (“NAVs”) of the Trust’s Portfolios. The Committee is responsible for overseeing the calculation of the NAVs of the Portfolios by the custodian. The Committee also periodically reviews pricing vendors, including the vendor providing fair value pricing for the Portfolio’s foreign securities, and is responsible for overseeing the correction of pricing errors and addressing other pricing issues that arise in the ordinary course of business, such as making real-time fair value determinations, as necessary.

No single standard for determining the fair value of a security can be set forth because fair value depends upon the facts and circumstances with respect to each security. Information relating to any relevant factors may be obtained by the Committee from any appropriate source, including the subadviser of the Portfolio, the custodian, a pricing service, market maker and/or broker for such security or the issuer. Appropriate methodologies for determining fair value under particular circumstances may include: matrix pricing, comparisons of securities with comparable characteristics, value based on multiples of earnings, discount from market price of similar marketable securities or a combination of these and other methods. The Committee maintains a detailed report tracking each fair-valued security that compares the fair value price to the next available trade, vendor or broker price, and provides information on how close the fair value price was to the next quoted price. The Committee reviews a summary of such report monthly. On a quarterly basis, the Board is provided with the following for consideration and ratification or adjustment: (1) a memorandum summarizing the actions taken by the Committee in the prior quarter; and (2) a list of the Portfolio’s securities as of the most recent quarter-end for which market quotations were not readily available.

Investment Transactions and Related Investment Income - Portfolio security transactions are recorded on the trade date. Dividend income is recorded on the ex-dividend date or, for certain foreign securities, when notified. Interest income, which includes amortization of premium and accretion of discount on debt securities, is recorded on the accrual basis. Realized gains and losses on investments are determined on the identified cost basis, which is the same basis used for federal income tax purposes. Foreign income and foreign capital gains on some foreign securities may be subject to foreign taxes, which are accrued as applicable. These foreign taxes have been provided for in accordance with the Portfolio’s understanding of the applicable countries’ tax rules and rates.

Foreign Currency Translation - The books and records of the Portfolio are maintained in U.S. dollars. The values of securities, currencies, and other assets and liabilities denominated in currencies other than the U.S. dollar are translated into U.S. dollars based upon foreign exchange rates prevailing at the end of the period. Purchases and sales of investment securities, income, and expenses are translated on the respective dates of such transactions. Because the values of investment securities are translated at the foreign exchange rates prevailing at the end of the period, that portion of the results of operations arising from changes in exchange rates and that portion of the results of operations reflecting fluctuations arising from changes in market prices of the investment securities are not separated. Such fluctuations are included in the net realized and unrealized gain or loss on investments.

Net realized foreign exchange gains or losses arise from activity in forward foreign currency exchange contracts, sales of foreign currency, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest, and foreign withholding taxes recorded by the Portfolio and the U.S. dollar equivalent of

MSF-13

Metropolitan Series Fund

WMC Core Equity Opportunities Portfolio (formerly, Davis Venture Value Portfolio)

Notes to Financial Statements—December 31, 2013—(Continued)

the amounts actually received or paid by the Portfolio. Net unrealized foreign exchange gains and losses arise from changes in the value of assets and liabilities, other than investment securities, resulting from changes in foreign exchange rates.

Income Taxes - It is the Portfolio’s policy to comply with the requirements of the Internal Revenue Code of 1986, as amended, and regulations thereunder, applicable to regulated investment companies and to distribute, with respect to each taxable year, all of its taxable income to shareholders. Therefore, no federal income tax provision is required. The Portfolio files U.S. federal tax returns. No income tax returns are currently under examination. The Portfolio’s federal tax returns for the prior three fiscal years remain subject to examination by the Internal Revenue Service. As of December 31, 2013, the Portfolio had no uncertain tax positions that would require financial statement recognition, or de-recognition or disclosure.

Dividends and Distributions to Shareholders - The Portfolio records dividends and distributions on the ex-dividend date. Net realized gains from security transactions (if any) are generally distributed annually to shareholders. The timing and characterization of certain income and capital gains distributions are determined in accordance with federal tax regulations that may differ from GAAP. Permanent book and tax basis differences relating to shareholder distributions will result in reclassification between under/over distributed net investment income, accumulated net realized gains/losses, and paid-in surplus. Book-tax differences are primarily due to foreign currency transactions, passive foreign investment companies (PFICs), defaulted bonds, and broker commission recapture reclasses. These adjustments have no impact on net assets or the results of operations.

Securities Lending - The Portfolio may lend its portfolio securities to certain qualified brokers who borrow securities in order to complete certain securities transactions. By lending its portfolio securities, the Portfolio attempts to increase its net investment income through the receipt of income on collateral held from securities on loan. Any gain or loss in the market price of the loaned securities that might occur and any interest earned or dividends declared during the term of the loan would accrue to the account of the Portfolio.

The Trust has entered into a securities lending arrangement with the custodian. Under this arrangement, the custodian is authorized to loan portfolio securities on the Portfolio’s behalf. In exchange, the Portfolio receives either cash or securities as collateral against the loaned securities. The Portfolio receives collateral at least equal to 102% of the market value of the loaned securities (105% for foreign equity securities), at each loan’s inception. Collateral representing at least 100% of the market value of the loaned securities must be maintained for the duration of the loan. A liability for cash collateral is reflected on the Statement of Assets and Liabilities, and is categorized as Level 2 within the fair value hierarchy. Cash collateral is generally invested in the State Street Navigator Securities Lending MET Portfolio (the “Navigator Portfolio”), a series of the State Street Navigator Securities Lending Trust that is managed by an affiliate of the custodian. The Navigator Portfolio is a registered money market fund that invests in a variety of high-quality, U.S. dollar-denominated instruments. If the market value of the collateral at the close of trading on a business day is less than 100% of the market value of the loaned securities at the close of trading on that day, the borrower shall be required to deliver, by the close of business on the following business day, an additional amount of collateral, so that the total amount of posted collateral is equal to at least 100% of the market value of all the loaned securities as of such preceding day. A portion of net income (income after the deduction of expenses and fees of the Navigator Portfolio) on the collateral is rebated to the borrower of the securities and the remainder is split between the custodian and the Portfolio. On loans collateralized by U.S. Treasuries, a fee is received from the borrower and is allocated between the Portfolio and the custodian. The risks associated with lending portfolio securities include, but are not limited to, possible delays in receiving additional collateral or in the recovery of the loaned securities, possible loss of rights in the collateral should the borrower fail financially, as well as risk of loss in the value of the collateral or the value of the investments made with the collateral. The lending agent has agreed to indemnify the Portfolio in the case of default of any securities borrower. Income received by the Portfolio in securities lending transactions during the year ended December 31, 2013 is reflected as Securities lending income on the Statement of Operations. Any outstanding loans by the Portfolio at December 31, 2013 are disclosed in the footnotes to the Schedule of Investments.

Directed Brokerage Agreement - The Trust has entered into a directed brokerage arrangement with State Street Global Markets (“SSGM”). Under this arrangement, the Portfolio directs certain trades to SSGM in return for a recapture credit. SSGM issues a cash rebate to the Portfolio. Amounts paid to the Portfolio are shown separately as broker commission recapture on the Statement of Operations of the Portfolio. Additionally, these amounts have been excluded from the calculation of the net ratio of expenses to average net assets presented in the Financial Highlights for each share class.

3. Certain Risks

Market Risk: In the normal course of business, the Portfolio invests in securities and enters into transactions where risks exist due to fluctuations in the market (market risk) or failure of the other party to a transaction to perform (credit and counterparty risk). The value of securities held by the Portfolio may decline in response to certain events, including those directly involving the companies whose securities are owned by the Portfolio; conditions affecting the general economy; overall market changes; local, regional or global political, social or economic instability; currency, interest rate, and price fluctuations.

Credit and Counterparty Risk: The Portfolio may be exposed to counterparty risk, or the risk that an entity with which the Portfolio has unsettled or open transactions may default. The potential loss could exceed the value of the financial assets and liabilities

MSF-14

Metropolitan Series Fund

WMC Core Equity Opportunities Portfolio (formerly, Davis Venture Value Portfolio)

Notes to Financial Statements—December 31, 2013—(Continued)

recorded in the financial statements. Financial assets that potentially expose the Portfolio to credit and counterparty risk consist principally of cash due from counterparties and investments. The Portfolio manages counterparty risk by entering into agreements only with counterparties that it believes have the financial resources to honor their obligations and by monitoring the financial stability of those counterparties. The Portfolio’s investment adviser attempts to mitigate counterparty risk by (i) periodically assessing the creditworthiness of its trading partners, (ii) monitoring and/or limiting the amount of its net exposure to each individual counterparty based on its assessment, and (iii) requiring collateral from the counterparty for certain transactions. In order to preserve certain safeguards for non-standard settlement trades, the Portfolio restricts its exposure to credit and counterparty losses by entering into master netting agreements with counterparties (approved brokers) with whom it undertakes a significant volume of transactions. Master Agreements govern the terms of certain transactions, and reduce the counterparty risk associated with relevant transactions by specifying credit protection mechanisms and providing standardization that improves legal certainty. Master Agreements can also help limit counterparty risk by specifying collateral posting arrangements at pre-arranged exposure levels.

Repurchase agreements are primarily executed under Global Master Repurchase Agreements (“GMRAs”) or Master Repurchase Agreements (“MRAs”), which provide the rights to set-off. Each repurchase agreement is initially collateralized at the transaction level. In the event of default, the total market value exposure will be offset against collateral exchanged to date, which would result in a net receivable/(payable) that would be due from/to the counterparty. Securities pledged as collateral are noted in the Schedule of Investments.

Additional risks associated with each type of investment are described above within the respective security type notes. The Portfolio’s prospectus includes a discussion of the principal risks of investing in the Portfolio.

4. Investment Transactions

Aggregate cost of purchases and proceeds of sales of investment securities, excluding short-term securities, for the year ended December 31, 2013 were as follows:

Purchases		Sales
U.S. Government	Non U.S. Government	U.S. Government	Non U.S. Government
$0	$415,216,848	$0	$1,036,272,420

During the year ended December 31, 2013, the Portfolio engaged in security sale transactions with other affiliated portfolios. These amounted to $32,910,257 in sales of investments, which are included above.

5. Investment Management Fees and Other Transactions with Affiliates

Investment Management Agreement - MetLife Advisers is the investment adviser to the Portfolio. The Trust has entered into an investment management agreement with MetLife Advisers with respect to the Portfolio. For providing investment management services to the Portfolio, MetLife Advisers receives monthly compensation at the following annual rates:

Management Fees earned by MetLife Advisers for the year ended December 31, 2013	% per annum	Average Daily Net Assets
$27,533,988	0.750%	Of the first $1 billion
	0.700%	On the next $2 billion
	0.650%	On amounts in excess of $3 billion

Prior to February 3, 2014 MetLife Advisers had entered into an investment subadvisory agreement with respect to the Portfolio under which Davis Selected Advisers, L.P. was compensated by MetLife Advisers to provide subadvisory services for the Portfolio.

Management Fee Waivers - Pursuant to an expense agreement, MetLife Advisers has agreed, for the period April 29, 2013 through April 27, 2014, to reduce its advisory fees set out above under “Investment Management Agreement” for each class of the Portfolio as follows:

% per annum	Average Daily Net Assets
0.050%	On the first $50 million
0.075%	On the next $450 million
0.100%	On the next $500 million
0.050%	On the next $2 billion
0.025%	On amounts in excess of $4.5 billion

MSF-15

Metropolitan Series Fund

WMC Core Equity Opportunities Portfolio (formerly, Davis Venture Value Portfolio)

Notes to Financial Statements—December 31, 2013—(Continued)

An identical expense agreement was in place for the period April 30, 2012 through April 28, 2013. Amounts waived for the year ended December 31, 2013 are shown as management fee waivers in the Statement of Operations.

Certain officers and trustees of the Trust may also be officers of MetLife Advisers; however, such officers and trustees receive no compensation from the Trust.

Transfer Agency Agreement - MetLife serves as the transfer agent for the Trust. MetLife receives no fees for its services to the Trust under the transfer agency agreement.

Distribution and Service Fees - The Trust has a distribution agreement with MetLife Investors Distribution Company (“MIDC” or the “Distributor”) in which MIDC serves as the distributor for the Portfolio’s Class A, B and E Shares. MIDC is a wholly-owned subsidiary of MetLife Investors Group, Inc., an affiliate of the Adviser. The Trust has also adopted a Distribution and Service Plan under Rule 12b-1 of the 1940 Act for the Portfolio’s Class B and E Shares. Under the Distribution and Service Plan, the Class B and E Shares of the Portfolio pay a fee to compensate the Insurance Companies (or their affiliates) and other broker-dealers and financial intermediaries involved in the offer and sale of Portfolio shares for promoting or selling and servicing the Class B and E Shares. The fees under the Distribution and Service Plan for each class of the Portfolio’s shares are calculated as a percentage of the Portfolio’s average daily net assets that are attributable to that Class. Currently, the fee is 0.25% per year for Class B Shares and 0.15% per year for Class E Shares. Amounts incurred by the Portfolio for the year ended December 31, 2013 are shown as Distribution and service fees in the Statement of Operations.

Deferred Trustee Compensation - Each Trustee who is not currently an employee of the Adviser or any of its affiliates receives compensation from the Trust for his or her service to the Trust. A deferred compensation plan (the “Plan”) is available to the Trustees on a voluntary basis. Deferred amounts remain in the Trust until distributed in accordance with the provisions of the Plan. The value of a participating Trustee’s deferral account is based on theoretical investments of deferred amounts, on the normal payment dates in certain portfolios of the Trust or Met Investors Series Trust, an affiliate of the Trust, as designated by the participating Trustee. Changes in the value of participants’ deferral accounts are reflected as Trustees’ fees and expenses in the Statement of Operations. The portion of the accrued obligations allocated to the Portfolio under the Plan is reflected as Deferred trustees’ fees in the Statement of Assets and Liabilities.

6. Contractual Obligations

Under the Trust’s organizational documents, its officers and Trustees may be indemnified against certain liabilities and expenses arising out of the performance of their duties to the Trust. Additionally, the Trust has a variety of indemnification obligations under contracts with its service providers. The Trust’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Trust that have not yet occurred.

7. Income Tax Information

The tax character of distributions paid for the periods ended December 31, 2013 and 2012 was as follows:

Ordinary Income		Long-Term Capital Gain		Total
2013	2012	2013	2012	2013	2012
$52,030,881	$28,577,651	$65,759,579	$—	$117,790,460	$28,577,651

As of December 31, 2013, the components of distributable earnings (accumulated losses) on a federal income tax basis were as follows:

Undistributed Ordinary Income	Undistributed Long-Term Capital Gain	Net Unrealized Appreciation	Loss Carryforwards	Total
$39,145,226	$329,496,474	$1,476,563,653	$—	$1,845,205,353

The Portfolio utilizes the provisions of the federal income tax laws that provide for the carryforward of capital losses for prior years, offsetting such losses against any future realized capital gains. Under the Regulated Investment Company Modernization Act of 2010 (the “Act”), net capital losses recognized after December 22, 2010 may be carried forward indefinitely and their character is retained as short-term and/or long-term losses. Previously, net capital losses were carried forward for up to eight years and treated as short-term losses. As a transition rule, the Act requires that post-enactment net capital losses be used before pre-enactment net capital losses.

As of December 31, 2013, the Portfolio had no post-enactment accumulated capital losses and no pre-enactment accumulated capital loss carryforwards.

MSF-16

Metropolitan Series Fund

WMC Core Equity Opportunities Portfolio (formerly, Davis Venture Value Portfolio)

Notes to Financial Statements—December 31, 2013—(Continued)

8. Subsequent Events

On November 20, 2013, the Board approved a new Subadvisory Agreement (the “Agreement”) with respect to the Portfolio between MetLife Advisers and Wellington Management Company, LLP (“Wellington”). The Agreement is not subject to shareholder approval and became effective February 3, 2014. The Advisory Agreement between the Fund, with respect to the Portfolio, and MetLife Advisers will remain in effect and fees payable thereunder to MetLife Advisers will not change. Under the Agreement, Wellington became subadviser to the Portfolio, succeeding Davis Selected Advisers, L.P., and became responsible for the day-to-day management of the Portfolio’s investment operations under the oversight of MetLife Advisers and the Board. The name of the Davis Venture Value Portfolio changed to the WMC Core Equity Opportunities Portfolio at the time the Agreement took effect.

MSF-17

Metropolitan Series Fund

WMC Core Equity Opportunities Portfolio (formerly, Davis Venture Value Portfolio)

Report of Independent Registered Public Accounting Firm

To the Shareholders of WMC Core Equity Opportunities Portfolio (formerly, Davis Venture Value Portfolio) and the Board of Trustees of Metropolitan Series Fund:

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of WMC Core Equity Opportunities Portfolio (formerly, Davis Venture Value Portfolio), one of the portfolios constituting Metropolitan Series Fund, (the “Trust”) as of December 31, 2013, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Trust’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Trust is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Trust’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2013, by correspondence with the custodian and brokers; where replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of WMC Core Equity Opportunities Portfolio (formerly, Davis Venture Value Portfolio) of Metropolitan Series Fund, as of December 31, 2013, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

Deloitte & Touche LLP

Boston, Massachusetts

February 26, 2014

MSF-18

Metropolitan Series Fund

Trustees and Officers of Metropolitan Series Fund

The Trustees and executive officers of the Trust, their ages and their principal occupations during the past five years are set forth below. Unless otherwise indicated, the business address of each is One Financial Center, Boston, MA 02111. Each Trustee who is deemed an “interested person,” as such term is defined in the 1940 Act, is indicated by an asterisk. Those Trustees who are not “interested persons” as defined in the 1940 Act are referred to as “Independent Trustees.” Additional information about the Trustees is available in the Statement of Additional Information, which is available without charge, upon request, by calling (800) 848-3854.

Trustees of the Trust

Name and Age	Position(s) Held with Registrant	Term of Office and Length of Time Served	Principal Occupation(s) During the Past 5 Years(1)	Number of Portfolios in Fund Complex(2) overseen	Other Directorships Held by Trustee During the Past 5 Years(1)
Interested Trustee
Elizabeth M. Forget* (47)	Trustee, Chairman of the Board, President and Chief Executive Officer	Indefinite; From May 2006 (President and Chief Executive Officer)/ August 2006 (Trustee and Chairman of the Board) to present	Senior Vice President, MetLife Inc.; President, MetLife Advisers, LLC and a predecessor company.	79	Trustee, Met Investors Series Trust (the “MIST Trust”);** various MetLife-affiliated boards.

Independent Trustees
Stephen M. Alderman (54)	Trustee	Indefinite; From April 2012 to present	Shareholder in the law firm of Garfield & Merel, Ltd.	79	Trustee, MIST Trust;** Director, International Truck Leasing Corp.

Robert J. Boulware (57)	Trustee	Indefinite; From April 2012 to present	Managing Director, Pilgrim Funds, LLC (private equity fund).	79	Trustee, MIST Trust;** Trustee, Vertical Capital Income Fund (closed-end fund); Director, Gainsco, Inc. (auto insurance).

Susan C. Gause (61)	Trustee	Indefinite; From April 2012 to present	Private Investor.	79	Trustee, MIST Trust;** Trustee, HSBC Funds.

Nancy Hawthorne (62)	Trustee	Indefinite; From May 2003 to present	Chief Executive Officer, Clerestory LLC (corporate advisor).	79	MIST Trust;** Director, THL Credit, Inc.**; Director, Avid Technology, Inc.**

Barbara A. Nugent (57)	Trustee	Indefinite; From January 2014 to present	President, True North Board Governance, LLC (consulting); until 2014, partner in the law firm of Stradley Ronon Stevens & Young, LLP.	79	Trustee, MIST Trust**; Director, Episcopal Healthcare Foundation; until 2014, member, Mutual Fund Directors Forum Advisory Board.

MSF-19

Metropolitan Series Fund

Trustees and Officers of Metropolitan Series Fund—(Continued)

Name and Age	Position(s) Held with Registrant	Term of Office and Length of Time Served	Principal Occupation(s) During the Past 5 Years(1)	Number of Portfolios in Fund Complex(2) overseen	Other Directorships Held by Trustee During the Past 5 Years(1)
Keith M. Schappert (62)	Trustee	Indefinite; From August 2009 to present	Principal, Schappert Consulting LLC (asset management consulting).	79	Trustee, MIST Trust;** Director, The Commonfund for Nonprofit Organizations; until 2011, Director, Trilogy Global Advisors; Director, Mirae Asset Discovery Funds,** Director, Calamos Investments.

Linda B. Strumpf (66)	Trustee	Indefinite; From May 2000 to present	Chair of the Investment Committee, Leona M. and Harry B. Helmsley Charitable Trust; until 2011, Chief Investment Officer, Leona M. and Harry B. Helmsley Charitable Trust.	79	Since 2012, Trustee, MIST Trust,** Trustee and Member of Investment Committee, The Pennsylvania State University.

Dawn M. Vroegop (47)	Trustee	Indefinite; From May 2009 to present	Private Investor.	79	Trustee, MIST Trust,** Trustee, Driehaus Mutual Funds; Director and Investment Committee Chair, City College of San Francisco Foundation.

Executive Officers of the Trust

Name and Age	Position(s) Held with Registrant	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years(1)
Elizabeth M. Forget (47)	President, Chief Executive Officer, Trustee and Chairman of the Board	From May 2006 (President and Chief Executive Officer)/ August 2006 (Trustee and Chairman of the Board) to present	See principal occupation information in the table above.

Jeffrey L. Bernier (42)	Vice President	From February 2008 to present	Vice President, MetLife, Inc.; Senior Vice President, MetLife Advisers, LLC and a predecessor company.

Peter H. Duffy (58)	Chief Financial Officer and Treasurer	From November 2000 to present	Senior Vice President, MetLife Advisers, LLC; Vice President, MetLife, Inc.

Andrew L. Gangolf (59)	Secretary	From May 2011 to present	Senior Vice President, MetLife Advisers, LLC; Senior Vice President & Assistant General Counsel, AllianceBerstein Investments, Inc.

Jeffrey P. Halperin (46)	Chief Compliance Officer	From November 2005 to present	Vice President, MetLife, Inc.; Chief Compliance Officer, MIST; Chief Compliance Officer, MSF Trust; Chief Compliance Officer, MetLife Advisers, LLC and a predecessor company; Chief Compliance Officer, MetLife Investment Management, LLC (formerly MetLife Investment Advisors Company, LLC).

Alan C. Leland, Jr. (61)	Vice President	From February 2005 to present	Treasurer and Chief Financial Officer, MetLife Advisers, LLC; Vice President, MetLife Group Inc.; Vice President, MetLife, Inc.

*	Ms. Forget is an “interested person” of the Trust because of her positions with MetLife Advisers, LLC and her ownership of securities issued by MetLife, Inc., the ultimate parent company of MetLife Advisers, LLC.
**	Indicates a directorship with a registered investment company or a company subject to the reporting requirements of the Securities Exchange Act of 1934, as amended.
(1)	Previous positions during the past five years with the Trust, MetLife, Inc. or the Adviser are omitted if not materially different.
(2)	The Fund Complex includes 49 Portfolios of the MIST Trust and 30 Portfolios of the Trust.

MSF-20

Metropolitan Series Fund

WMC Core Equity Opportunities Portfolio (formerly, Davis Venture Value Portfolio)

Board of Trustees’ Consideration of Advisory and Sub-Advisory Agreements

At an in-person meeting of the Boards of Trustees (the “Board”) of Met Investors Series Trust and Metropolitan Series Fund (“MIST” and “MSF,” respectively, and collectively, the “Trusts”) held on November 19-20, 2013, the Board, including a majority of the Trustees who are not considered to be “interested persons” of the Trusts (the “Independent Trustees”) under the Investment Company Act of 1940, as amended (the “1940 Act”), approved for an annual period the continuation of each Trust’s advisory agreement (the “Advisory Agreement”) with MetLife Advisers, LLC (the “Adviser”) and the applicable sub-advisory agreements (each a “Sub-Advisory Agreement,” and collectively with the Advisory Agreement, the “Agreements”) between the Adviser and the investment sub-advisers (each a “Sub-Adviser,” and collectively, the “Sub-Advisers”) for each of the series of the Trusts, including the WMC Core Equity Opportunities Portfolio (each a “Portfolio,” and collectively, the “Portfolios”).1 With respect to the WMC Core Equity Opportunities Portfolio, the Board approved its Advisory Agreement and two Sub-Advisory Agreements: One Sub-Advisory Agreement for the then-existing Sub-Adviser, Davis Selected Advisers, L.P. (“Davis”), and one Sub-Advisory Agreement for the new Sub-Adviser, Wellington Management Company, LLP (“Wellington”), which was proposed to succeed BlackRock on or about February 3, 2014. The Davis Sub-Advisory Agreement was approved for the period of time leading up until Wellington’s succession of Davis.

In considering the Agreements, the Board reviewed a variety of materials provided by the Adviser and the Sub-Advisers relating to the Portfolios, including comparative performance, fee and expense information for an appropriate peer group of similar mutual funds, performance information for relevant benchmark indices and other information regarding the nature, extent and quality of services provided by the Adviser and the Sub-Advisers under their respective Agreements. The Board also took into account its experience with the Adviser and the Sub-Advisers and information provided to the Board in its meetings throughout the year with respect to the services provided by the Adviser and the Sub-Advisers, including quarterly performance reports prepared by management containing reviews of investment results, and periodic presentations from certain of the Sub-Advisers with respect to the Portfolios they manage. The Independent Trustees also assessed reports provided by the Board’s independent consultant, who reviewed and provided analyses regarding investment performance, fees and expenses, and other information provided by, or at the direction of, the Adviser and the Sub-Advisers, as more fully discussed below.

The Independent Trustees were separately advised by independent legal counsel throughout the process, and met with independent legal counsel in periodic executive sessions. Prior to voting to continue the Agreements at the November meeting, the Independent Trustees also received a memorandum from their independent counsel discussing the legal standards for their consideration of the proposed continuation of the Agreements. The Board also met in person with personnel of the Adviser on September 17, 2013 for the specific purpose of giving preliminary consideration to the proposed continuation of the Agreements and to request additional information they considered reasonably necessary to their deliberations. The Independent Trustees also discussed the proposed continuation of the Agreements in private sessions with their independent legal counsel at which no representatives of management were present.

In considering whether to approve the renewal of the Advisory Agreement with the Adviser and any applicable Sub-Advisory Agreements with respect to a Portfolio, the Board reviewed and analyzed the factors it deemed relevant, including: (1) the nature, extent and quality of the services to be provided to the Portfolios by the Adviser and the Sub-Advisers; (2) the performance of the Portfolios as compared to a peer group and an appropriate index; (3) the Adviser’s and each of the Sub-Adviser’s personnel and operations; (4) the financial condition of the Adviser and of the Sub-Advisers; (5) the level and method of computing each Portfolio’s advisory and sub-advisory fees; (6) the profitability of the Adviser under the Advisory Agreement and of certain of the Sub-Advisers under the Sub-Advisory Agreements; (7) any “fall-out” benefits to the Adviser, the Sub-Advisers and their affiliates (i.e., ancillary benefits realized by the Adviser, the Sub-Advisers or their affiliates from the Adviser’s or Sub-Advisers’ relationship with the Trusts); (8) the anticipated effect of growth in size on Portfolio expenses; (9) fees paid to certain of the Sub-Advisers by comparable institutional and retail accounts; and (10) possible conflicts of interest.

Nature, extent and quality of services. The Board evaluated the nature, extent and quality of the services that the Adviser, and the Sub-Advisers as relevant, have provided to the Portfolios. The Board considered the Adviser’s services as investment manager to the Portfolios, including services relating to the selection and oversight of the Sub-Advisers for the applicable Portfolios. The Board considered, among other things, the Adviser’s oversight of the provision of services to the Portfolios by the Sub-Advisers, including with respect to investment activities and trading practices, and the Sub-Adviser’s compliance with fund policies, objectives and Board directives, compliance policies and procedures and applicable law. The Adviser’s services in coordinating and overseeing the activities of the Trusts’ other service providers were also considered. The Board also evaluated the expertise and performance of the personnel of the Adviser who performed services for the Portfolios throughout the year.

1 The Pyramis Managed Risk Portfolio recently commenced operations and, therefore, the Agreement with respect to this Portfolio was not up for renewal.

MSF-21

Metropolitan Series Fund

WMC Core Equity Opportunities Portfolio (formerly, Davis Venture Value Portfolio)

Board of Trustees’ Consideration of Advisory and Sub-Advisory Agreements—(Continued)

The Board considered information received from the Trust’s Chief Compliance Officer (“CCO”) regarding the Portfolios’ compliance policies and procedures established pursuant to Rule 38a-l under the 1940 Act. The Board also evaluated the CCO’s ongoing reports concerning the CCO’s oversight of the risk assessment processes of the Sub-Advisers.

With respect to the services provided by each of the Sub-Advisers, the Board considered, among other things, information provided to the Board by each Sub-Adviser. The Board considered the Sub-Adviser’s current level of staffing and its overall resources, as well as its compensation program. The Board reviewed each Sub-Adviser’s history and investment experience, as well as information regarding the qualifications, background and responsibilities of the Sub-Adviser’s investment and compliance personnel who provide services to the Portfolios. The Board also considered, among other things, the Sub-Adviser’s compliance program and any disciplinary history. The Board also took into account the Sub-Adviser’s risk assessment and monitoring process. The Board noted each Sub-Adviser’s regulatory history, including whether it was currently involved in any regulatory actions or investigations as well as material litigation, and any settlements and amelioratory actions undertaken, as appropriate. The Board also noted that the CCO and his staff conduct regular, periodic compliance reviews with each of the Sub-Advisers and present reports to the Independent Trustees regarding the same, which includes evaluating the regulatory compliance systems of the Sub-Advisers and procedures reasonably designed by them to help assure compliance with the federal securities laws, including issues related to late trading and market timing, best execution, fair value pricing, and proxy voting procedures, among others. The Board also took into account the financial condition of each Sub-Adviser. In its review, the Board also received and took into account information regarding any services and/or payments provided to the Adviser by the Sub-Advisers in connection with marketing activities.

The Board considered each Sub-Adviser’s investment process and philosophy. The Board took into account that each Sub-Adviser’s responsibilities include the development and maintenance of an investment program for the applicable Portfolio which is consistent with the Portfolio’s investment objectives, the selection of investment securities and the placement of orders for the purchase and sale of such securities, as well as the implementation of compliance controls related to performance of these services. The Board also reviewed each Sub-Adviser’s brokerage policies and practices.

Performance. The Board considered the performance of the Portfolios as described in the quarterly reports prepared by management, and as also analyzed in reports prepared by the Independent Trustees’ independent consultant. The Board noted that the Adviser reviews with the Board on a quarterly basis detailed information about the Portfolios’ performance results, portfolio composition and investment strategies. The Board also reviewed and considered a separate report prepared by Lipper Inc. (“Lipper”), an independent third party, which provided a statistical analysis comparing the Portfolios’ investment performance, expenses, and fees to comparable funds underlying variable insurance products (the “Performance Universe”). In addition, the Independent Trustees met separately with a representative of Bobroff Consulting, Inc., an independent consultant (“Bobroff), at a special board meeting in September 2013, to review the separate reports prepared by such consultant (“Bobroff Report”), which analyzed the report prepared by Lipper. Both the Lipper Report and the Bobroff Report relate to the Portfolio’s performance and expenses when Davis was the Sub-Adviser. The Board also considered each Portfolio’s more recent performance subsequent to the performance period covered by the Lipper reports, and management’s discussion of the same, including the effect of current market conditions on each Portfolio’s more recent performance.

The Board reviewed the Portfolios’ performance records and the Adviser’s and Sub-Advisers’ management styles and, to the extent applicable, long-term performance records with the Portfolios and comparable funds. The Board focused particular attention on Portfolios with less favorable performance records. The Board was mindful of the Adviser’s focus on each Sub-Adviser’s performance and noted that the Adviser has been active in monitoring and responding to any performance issues with respect to the Portfolios. The Board also took into account its discussions with management regarding factors that contributed to the performance of the Portfolios.

Among other data relating specifically to the WMC Core Equity Opportunities Portfolio’s performance, the Board considered that the Portfolio underperformed the median of its Performance Universe and its Lipper Index for the one-, three- and five-year periods ended June 30, 2013. The Board further considered that the Portfolio outperformed its benchmark, the S&P 500 Index, for the one year period ended October 31, 2013 but underperformed for the three- and five-year periods ended October 31, 2013. The Board also took into account management’s discussion of the Portfolio’s performance and the pending Sub-Adviser change effective on or about February 3, 2014.

With respect to Wellington, the Board considered the performance of an investment strategy Wellington proposed to use in managing the Portfolio (the “Proposed Strategy”). Among other data relating specifically to the Proprosed Strategy, the Board noted that the Proposed Strategy had outperformed the Portfolio for the trailing three- and five-year periods ended September 30, 2013 and underperformed the Portfolio for the trailing one-year period ended September 30, 2013. The Board noted that the Proposed Strategy had underperformed its benchmark, the Russell 1000 Index, for the one-, three- and five-year periods ended September 30, 2013. The Board also noted that the Proposed Strategy performed above the median of its peer group for the same periods. In addition, the Board

MSF-22

Metropolitan Series Fund

WMC Core Equity Opportunities Portfolio (formerly, Davis Venture Value Portfolio)

Board of Trustees’ Consideration of Advisory and Sub-Advisory Agreements—(Continued)

took into consideration the differences in principal investment strategies between the Portfolio and the Proposed Strategy. The Board further noted the proposed Sub-Adviser change would be effective on or about February 3, 2014.

Fees and Expenses. The Board gave consideration to the advisory fees payable under the Advisory Agreement and the sub-advisory fees payable under each of the Sub-Advisory Agreements. In this regard, the Board reviewed the advisory fees payable on a Portfolio-by-Portfolio basis based on information provided by the Adviser. The Independent Trustees, with the assistance of Bobroff, also examined the fees paid by a Portfolio in light of fees paid to other investment managers by comparable funds, as well as considered the fees charged by the Adviser to manage other comparable funds, as applicable. The Lipper report included comparisons of the Adviser’s fee schedule with that of its peers based on an asset-based analysis of relative fee structures according to the size of the Portfolio. In addition, the Board considered the Portfolios’ advisory and sub-advisory fees and total expenses as compared to similarly situated investment companies underlying variable insurance products deemed to be comparable to the Portfolios as determined by Lipper. The Board considered a Portfolio’s ranking within a smaller group of peer funds chosen by Lipper (the “Expense Group”), as well as the Portfolio’s ranking within broader groups of funds (the “Expense Universe” and the “Sub-advised Expense Universe”). The Board also considered a Portfolio’s contractual sub-advisory fees, as applicable, as compared to the Sub-advised Expense Universe as well as a smaller group of funds (the “Sub-advised Expense Group”). In comparing a Portfolio’s actual and contractual management fee to that of comparable funds, the Board noted that such fee includes both advisory and administrative fees.

The Board noted that the sub-advisory fees for the Portfolios are paid by the Adviser, not the Portfolios, out of the advisory fee. It was further noted that the Adviser negotiates such fees at arm’s length. The Board also considered that the Adviser had entered into expense limitation agreements with certain of the Portfolios, pursuant to which the Adviser has agreed to waive a portion of its advisory fee and/or reimburse certain expenses as a means of limiting a Portfolio’s total annual operating expenses. The Board further considered the amount of sub-advisory fees paid out by the Adviser and the amount of the management fees that it retained in light of the services performed by Sub-Advisers and Adviser, respectively.

The Board considered that the WMC Core Equity Opportunities Portfolio’s actual management fees and total expenses (exclusive of 12b-1 fees) were below the Expense Group median, the Expense Universe median and the Sub-advised Expense Universe median. The Board further noted that the Portfolio’s contractual management fees were above the asset-weighted average of the Expense Group at the Portfolio’s current size. The Board also noted that the Portfolio’s contractual sub-advisory fees were above the average of the Sub-advised Expense Group and the Sub-advised Expense Universe at the Portfolio’s current size. The Board further noted that the Adviser had waived fees and/or reimbursed expenses during the past year.

With respect to the hiring of Wellington, the Board noted that the rate of compensation to be paid to Wellington is lower at current asset levels than the rate of compensation the Adviser paid to Davis for managing the Portfolio under the Davis Sub-Advisory Agreement. The Board further considered, with the assistance of a Lipper-based report prepared by Bobroff, the Portfolio’s peer group ranking in light of its revised fee arrangement. In addition, the Board noted that the Adviser had recently negotiated a reduction to the Portfolio’s sub-advisory fee schedule with Wellington and that the Adviser agreed to waive a corresponding portion of its advisory fee in order for contractholders to benefit from the lower sub-advisory fee effective February 3, 2014.

Profitability. The Board examined the profitability of the Adviser on a Portfolio-by-Portfolio basis. The Board also considered that the Distributor, MetLife Investors Distribution Company, receives Rule 12b-1 payments to support the distribution of the products. The Board considered the profitability to the Sub-Advisers and their affiliates as a result of their relationships with the Portfolios, and the Board considered the ability of the Adviser to negotiate the Sub-Advisory Agreements and the fees thereunder at arm’s length. The Board also reviewed Portfolio specific data with regard to the profitability of the Portfolios to each Sub-Adviser, as available.

Economies of scale. The Board also considered the effect of the Portfolios’ growth in size on their fees. The Board noted that the fee schedules for most of the Portfolios contain breakpoints that reduce the fee rate above specified asset levels. The Board noted those Portfolios that did not contain breakpoints in the advisory fee and took into account management’s discussion of the same. The Board noted that those Portfolios with advisory fee schedules containing breakpoints generally reflect the inclusion of breakpoints in the sub-advisory fee schedule for such Portfolios. The Board considered the effective fees under the Advisory Agreement for a Portfolio as a percentage of assets at different asset levels and possible economies of scale that may be realized if the assets of the Portfolio grow. Among other data, the Board examined the effect of a Portfolio’s growth in size on various fee schedules and reviewed the Lipper and Bobroff Reports, which compared fees among peers. The Board also generally noted that if a Portfolio’s assets increase over time, the Portfolio may realize other economies of scale if assets increase proportionally more than certain other fixed expenses. In addition, the Board noted that the Adviser had taken a number of steps to date intended to share the benefits of economies of scale with contractholders.

MSF-23

Metropolitan Series Fund

WMC Core Equity Opportunities Portfolio (formerly, Davis Venture Value Portfolio)

Board of Trustees’ Consideration of Advisory and Sub-Advisory Agreements—(Continued)

With respect to the WMC Core Equity Opportunities Portfolio, the Board noted that the Portfolio’s advisory fee and sub-advisory fee each contains breakpoints that reduce the advisory fee rate on assets above certain specified asset levels. The Board considered the fact that the Portfolio’s fee levels decline as portfolio assets increase.

Other factors. As part of its evaluation of the Adviser’s compensation, the Board considered other benefits that may be realized by the Adviser and its affiliates from their relationship with the Trusts. Among them, the Board recognized that an affiliate of the Adviser, MetLife Investors Distribution Company, serves as the Distributor for the Trusts, and, as such, receives payments pursuant to Rule 12b-1 from the Portfolios to compensate it for providing shareholder services and selling activities, which could lead to growth in the Trusts’ assets and corresponding benefits from such growth, including economies of scale. The Board also considered that affiliates of the Adviser may benefit from certain indirect tax benefits relating to dividend received deductions and foreign tax credits. In conjunction with these considerations, the Board noted the costs of providing investment management and other services to the Portfolios and the ongoing commitment of the Adviser to the Portfolios.

The Board considered other benefits that may be realized by each Sub-Adviser and its affiliates from their relationship with the Trusts, including the opportunity to provide advisory services to additional portfolios of the Trusts and reputational benefits. In conjunction with these considerations, the Board noted the costs of providing investment advisory services to the Portfolios and the ongoing commitment of the Sub-Advisers to the Portfolios.

The Board considered possible conflicts of interest in the form of material benefits or detriments to the Trusts resulting from the nature of the Trusts’ and the Adviser’s or the Sub-Advisers’ affiliations and the services that are provided to the Trusts, and the manner in which such conflicts were mitigated.

Conclusions. After full consideration of the factors discussed above, the Board, including a majority of the Independent Trustees, approved the Advisory Agreement and the Sub-Advisory Agreement, as applicable, with respect to each Portfolio, unless otherwise noted. In making its approvals, the Board concluded that the nature, extent and quality of services provided by the Adviser and each Sub-Adviser supported the renewal of the Agreements. The Board also concluded that the investment performance of each Fund was such that each Agreement should continue. In addition, the Board concluded that fees paid by a Portfolio to the Adviser and, if applicable, the Sub-Adviser appeared to be acceptable in light of nature, extent and quality of the services provided by the Adviser and Sub-Adviser. Further, the Board concluded that the Adviser’s profitability in providing services under the Advisory Agreements did not appear unreasonably high in light of the nature, extent and quality of the services provided by the Adviser. Finally, the Board concluded that the Advisory and Sub-Advisory fees in some measure share economies of scale with contractholders. In approving the renewal of each of the Agreements, the Board, including the Independent Trustees, did not identify any single factor as controlling, and generally attributed different weights to various factors for the various Portfolios. The Board evaluated all information available to them on a Portfolio-by-Portfolio basis, and their decisions were made separately with respect to each Portfolio.

MSF-24

Item 2.	Code of Ethics.

As of the end of the period covered by this report, the registrant has adopted a code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer, or persons performing similar functions (the “Code of Ethics”). During the period covered by this report, no material amendments were made to the provisions of the Code of Ethics, nor did the registrant grant any waivers, including any implicit waivers, from any provision of the Code of Ethics.

Item 3.	Audit Committee Financial Expert.

The registrant’s Board of Trustees has determined that the registrant has at least one “audit committee financial expert” (as defined in Item 3 of Form N-CSR) serving on its audit committee. Susan C. Gause, Nancy Hawthorne, Keith M. Schappert, Linda B. Strumpf, and Dawn M. Vroegop have each been determined to be an “audit committee financial expert” and each is “independent” (as each term is defined in Item 3 of Form N-CSR).

Item 4.	Principal Accountant Fees and Services.

Information provided in response to Item 4 includes amounts billed during the applicable time period for services rendered by Deloitte & Touche LLP (“Deloitte”), the registrant’s principal accountant.

(a) Audit Fees

The aggregate fees billed for professional services rendered by Deloitte for the audit of the registrant’s annual financial statements and for services that are normally provided by Deloitte in connection with statutory and regulatory filings for the fiscal years ended December 31, 2012 and December 31, 2013 were $1,060,828 and $1,100,510, respectively.

(b) Audit-Related Fees

During the fiscal years ended December 31, 2012 and December 31, 2013, Deloitte billed $0 and $0, respectively, for assurance and related services that relate directly to the operations and financial reporting of the registrant, the registrant’s investment adviser or any other entity controlling, controlled by, or under common control with the registrant’s investment adviser that provides ongoing services to the registrant.

(c) Tax Fees

The aggregate fees billed for professional services rendered by Deloitte for tax compliance, tax advice and tax planning in the form of preparation of excise filings and income tax returns for the fiscal years ended December 31, 2012 and December 31, 2013 were $208,125 and $210,580, respectively. Represent fees for services rendered to the registrant for review of tax returns for the year end December 31, 2013 and for tax compliance, tax advice and tax planning in the form of preparation of excise filings and income tax returns for the fiscal year end December 31, 2012.

During the fiscal years ended December 31, 2012 and December 31, 2013, no fees for tax compliance, tax advice or tax planning services that relate directly to the operations and financial reporting of the registrant were billed by Deloitte to the registrant’s investment adviser or any other entity controlling, controlled by, or under common control with the registrant’s investment adviser that provides ongoing services to the registrant.

(d) All Other Fees

The registrant was not billed for any other products or services provided by Deloitte for the fiscal years ended December 31, 2012 and December 31, 2013 other than the services reported in paragraphs (a) through (c) above.

During the fiscal years ended December 31, 2012 and December 31, 2013, no fees for other products or services that relate directly to the operations and financial reporting of the registrant, other than the services reported in paragraphs (a) through (c) above, were billed by Deloitte to the registrant’s investment adviser or any other entity controlling, controlled by, or under common control with the registrant’s investment adviser that provides ongoing services to the registrant.

(e)(1) The registrant’s Audit Committee has established pre-approval procedures pursuant to paragraph (c)(7)(i)(B) of Rule 2-01 of Regulation S-X, which include regular pre-approval procedures and interim pre-approval procedures. Under the regular pre-approval procedures, the Audit Committee pre-approves at its regularly scheduled meetings audit and non-audit services that are required to be pre-approved under paragraph (c)(7) of Rule 2-01 of Regulation S-X. Under the interim pre-approval procedures, any member of the Audit Committee who is an independent Trustee is authorized to pre-approve proposed services that arise between regularly scheduled Audit Committee meetings and that need to commence prior to the next regularly scheduled Audit Committee meeting. Such Audit Committee member must report to the Audit Committee at its next regularly scheduled meeting on the pre-approval decision.

(2) Not applicable.

(f) Not applicable.

(g) The aggregate fees billed for the most recent fiscal year and the preceding fiscal year by the registrant’s principal accountant for non-audit services rendered to the registrant, its investment adviser, and adviser affiliates that provide ongoing services to the registrant for 2013 and 2012 were $0 and $0, respectively.

(h) The Audit Committee of the registrant’s Board of Trustees considered the provision of non-audit services that were rendered to the registrant’s investment adviser (not including any subadviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X and concluded that such services are compatible with maintaining the principal accountant’s independence.

Item 5.	Audit Committee of Listed Registrants.

Not applicable.

Item 6.	Investments.

(a) Schedule of Investments is included as a part of the report to shareholders included under Item 1 of this Form N-CSR.

(b) Not applicable.

Item 7.	Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8.	Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9.	Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10.	Submission of Matters to a Vote of Security Holders.

The registrant does not have procedures by which shareholders may recommend nominees to the registrant’s Board of Trustees.

Item 11.	Controls and Procedures.

(a) The President and Treasurer of the registrant have concluded, based on their evaluation of the effectiveness of the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Act) as of a date within 90 days of the filing date of this report on Form N-CSR, that the design and operation of such procedures provide reasonable assurance that information required to be disclosed by the registrant in this report on Form N-CSR is recorded, processed, summarized, and reported within the time periods specified in the Securities and Exchange Commission’s rules and forms.

(b) There were no significant changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act) that occurred during the registrant’s second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12.	Exhibits

(a)(1) Code of Ethics is attached hereto.

(a)(2) The certifications required by Rule 30a-2(a) under the 1940 Act are attached hereto.

(a)(3) Not applicable.

(b) The certifications required by Rule 30a-2(b) under the 1940 Act and Section 906 of the Sarbanes-Oxley Act of 2002 are attached hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

METROPOLITAN SERIES FUND

By:	/s/ Elizabeth M. Forget
Elizabeth M. Forget
President and Chief Executive Officer

Date: March 5, 2014

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ Elizabeth M. Forget
Elizabeth M. Forget
President and Chief Executive Officer

Date: March 5, 2014

By:	/s/ Peter H. Duffy
Peter H. Duffy
Chief Financial Officer and Treasurer

Date: March 5, 2014